UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Funds

50 South LaSalle Street

Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-2790

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

12	STATEMENTS OF ASSETS AND LIABILITIES

14	STATEMENTS OF OPERATIONS

16	STATEMENTS OF CHANGES IN NET ASSETS

18	FINANCIAL HIGHLIGHTS

27	SCHEDULES OF INVESTMENTS

27	ENHANCED LARGE CAP FUND

31	INCOME EQUITY FUND

35	INTERNATIONAL EQUITY FUND

38	LARGE CAP EQUITY FUND

41	LARGE CAP GROWTH FUND

44	LARGE CAP VALUE FUND

46	SMALL CAP CORE FUND

69	SMALL CAP VALUE FUND

79	TECHNOLOGY FUND

81	NOTES TO THE FINANCIAL STATEMENTS

93	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

94	TAX INFORMATION

95	FUND EXPENSES

97	TRUSTEES AND OFFICERS

103	INVESTMENT CONSIDERATIONS

104	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

ENHANCED LARGE CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Enhanced Large Cap Fund returned 14.76% during the 12-month reporting period ended March 31, 2013, outperforming the 13.96% return of its benchmark, the S&P 500® Index. Fueled by a strengthening economy, the S&P 500® Index gained over 10% in the first quarter of 2013, strongly outperforming most other segments of the global financial markets. Unprecedented monetary stimulus from global central banks continued to fuel demand for large-cap equities, which surpassed all-time highs in March. While investor risk aversion ebbed and flowed throughout the reporting period, the latter half of the period was decidedly “risk-on” — a positive for stock market performance.

Consistent with the strong rally in equities, low-quality stocks handily outperformed the rest of the market. From a sector perspective, however, leadership was oddly dominated by more defensive sectors. The best-performing sectors were healthcare and telecommunications services, while information technology and materials companies lagged.

Despite large differences in returns among sectors, the Fund’s sector allocation had a minimal impact on performance. Instead, stock selection was the primary factor in our outperformance. Our process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Earnings revisions, a measure of sentiment, represented a bright spot over the 12-month reporting period, as companies that beat expectations typically outperformed. Profitability — a quality measure — underperformed for the period, as a recovery in lower-quality stocks dominated performance in the “risk-on” environment that emerged toward the end of the period. Relative valuation, which seeks to identify inexpensive companies, also detracted.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
ENHANCED LARGE CAP	14.76%	12.85%	5.86%	4.52%

S&P 500® INDEX	13.96	12.67	5.81	5.19

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

ALEX RYER With Northern Trust since 2005

MARK C. SODERGREN
With Northern Trust since 2007

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOLCX
INCEPTION DATE	12/16/05
NET ASSETS	$13 MILLION
NET ASSET VALUE	$11.43
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.72%
NET EXPENSE RATIO	0.62%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Income Equity Fund returned 14.04% during the 12-month reporting period ended March 31, 2013, outpacing the 13.96% return of its benchmark, the S&P 500® Index. The most significant drivers of outperformance came from our positioning in the information technology, financial and consumer discretionary sectors. An underweight to the information technology sector, combined with limited exposure to Apple Inc., were the key drivers of outperformance. Apple — with an average weight of more than 4% of the Index — lost 25% for the period, thus a lack of holdings in the stock resulted in 150 basis points (1.50%) of outperformance relative to the benchmark. The Fund underperformed within the energy, materials and healthcare sectors during the period.

The top contributors among individual holdings were D.R. Horton, Rayonier and B&G Foods. D.R. Horton performed well throughout the reporting period as investors gained confidence that the housing recovery in the United States was gaining traction. Rayonier was driven by the strength of its earnings and a recovery in timberland asset values. B&G Foods lifted performance due to a better-than-expected contribution to results from a recent acquisition, as well as improved visibility on input costs, such as corn and wheat. The largest individual detractors from performance during the period were Devon Energy, CACI International and Newmont Mining. Devon Energy underperformed due to the unusually wide Canadian oil price differential caused by the inadequate pipeline infrastructure servicing Western Canada. CACI International was pressured by the diminishing visibility of U.S. government defense spending due to the ongoing budget and debt issues in Washington, while Newmont Mining underperformed due to unexpectedly lower production volumes and higher costs.

We continue to search for companies that we believe have both attractive valuation measures and strong, sustainable cash flow generation. Disciplined risk management is an important overlay that helps to prevent position sizes or sector weight variances from becoming material performance drivers. Our asset allocation continues to include select convertible securities in order to reduce volatility and potentially enhance yield.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INCOME EQUITY	14.04%	7.35%	8.80%	8.47%

S&P 500® INDEX	13.96	5.81	8.53	8.91

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

JACKIE M. BENSON With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOIEX
INCEPTION DATE	04/01/94
NET ASSETS	$360 MILLION
NET ASSET VALUE	$14.52
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.22%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global stocks generated average returns during the 12-month reporting period ended March 31, 2013. The European economic slowdown led to fears of an unwinding of the European Central Bank (ECB) debt restructuring program that has helped to stabilize that region’s banking system. China continued to report slower economic growth, and Japan began an aggressive reflationary plan that included a weaker yen. Cyprus’ banking crisis created anxiety over possible knock-on effects within the eurozone. However, as fears regarding a possible European Union exit, slower demand and poor financial policy began to subside, investor sentiment improved. In addition, eurozone financial services companies continued the journey to tighter regulation and improved capital ratios. Asian growth, while not what it was in the mid-2000s, was higher than had been forecast.

The International Equity Fund posted a total return of 9.34% for the reporting period, compared with 11.25% for the Fund’s benchmark, the MSCI EAFE® Index. The industrials, consumer discretionary, energy and information technology sectors added to the Fund’s relative return. Lagging sectors included financial services, consumer staples and materials. From a regional perspective, our positions in the Netherlands, the United Kingdom and Japan contributed favorably to results. Positions in Brazil, Australia and Luxembourg detracted.

We believe that the market is entering a period of more normalized earnings growth and return expectations, compared with the volatile climate of 2011-2012. In addition, we expect correlations among the benchmark’s stocks to widen and return to more traditional levels. These factors should help to create a more favorable environment for stock selection. We remain optimistic about our active approach to security selection, which emphasizes fundamental research to identify stocks that the market has mispriced. We seek to hold these undervalued stocks until they reach what our research identifies as their intrinsic value.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY	9.34%	–0.34%	9.62%	4.68%

MSCI EAFE® INDEX	11.25	–0.89	9.69	4.94

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

DOUGLAS McELDOWNEY With Northern Trust since 2006

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOIGX
INCEPTION DATE	04/01/94
NET ASSETS	$260 MILLION
NET ASSET VALUE	$8.53
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.31%
NET EXPENSE RATIO	1.06%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. equity market rose substantially in the 12-month reporting period ended March 31, 2013. Investors looked past the volatility created by the presidential election, the “fiscal cliff,” tax increases, and cutbacks in government spending, focusing instead on improvements in the U.S. labor and housing markets. Despite continued economic pressures in Europe and worries regarding the slowing Chinese economy, the S&P 500® Index posted double-digit gains. With the market’s return well outpacing earnings growth over the reporting period, much of the appreciation came from valuation expansion — a development that is typical for this part of the cycle.

The Large Cap Equity Fund returned 10.49% during the reporting period, underperforming the 13.96% return of its benchmark, the S&P 500® Index. Strong stock selection in the industrials, consumer discretionary and materials sectors was offset by weak selection in the information technology, energy and financial sectors. Positions that made the largest positive contribution to the Fund’s relative performance were an underweight in Microsoft and overweight positions in CNO Financial Group and Anheuser-Busch InBev. The largest detractors from the Fund’s relative performance came from overweight positions in EMC Corp. and Apple Inc., and an underweight to Gilead Sciences.

We continue to invest in well-managed companies that we believe demonstrate solid growth prospects and reasonable valuations. We hold to our belief that disciplined investing based on deep fundamental analysis, coupled with sophisticated portfolio construction and risk management, can generate consistent returns over the long term.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP EQUITY	10.49%	6.00%	7.35%	7.28%

S&P 500® INDEX	13.96	5.81	8.53	8.91

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

MATT PERON With Northern Trust since 2005 CHRIS SHIPLEY With Northern Trust since 2000

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOGEX
INCEPTION DATE	04/01/94
NET ASSETS	$149 MILLION
NET ASSET VALUE	$16.74
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.12%
NET EXPENSE RATIO	0.85%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP GROWTH FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Stocks began the year 2013 with one of their strongest first-quarter rallies on record, and most broad market indices surpassed their 2007 highs. The Russell 1000® Growth Index, the Large Cap Growth Fund’s benchmark, achieved this in February and was approximately 12% above its 2007 peak at the close of the 12-month reporting period ended March 31, 2013. One unusual aspect of the rally came from the market leadership of defensive sectors such as healthcare, consumer staples and utilities, as more cyclical areas including technology and materials lagged. We noted a similar dispersion in favor of U.S.-focused themes versus those driven by the broader global economy. These are not typical scenarios for a market that is setting new highs, and we would expect a transition to more traditional equity leadership if the rally is to continue.

The Large Cap Growth Fund return for the 12-month reporting period ended March 31, 2013 was 5.42%, compared with 10.09% return for its benchmark. During the reporting period, the Fund’s sector allocation was fairly neutral, while overall stock selection was weak, particularly in the information technology, consumer staples and consumer discretionary sectors, where our secular growth focus contrasts the most with the benchmark. Stock selection lifted relative performance within industrials.

Our outlook remains favorable, as valuations for large-cap growth stocks still appear quite reasonable. We believe that valuation could provide much-needed support if current corporate earnings estimates continue to erode modestly or in the event of a macroeconomic shock. In addition, we think that highly accommodative central bank policies worldwide will continue to support economic recovery in the United States and globally. This should provide ample market catalysts both in terms of growth at the company level and from asset allocation as investors redirect bond investments toward equities and other risk assets. Portfolio risk levels remain below our long-term targets as we seek secular growth companies trading at attractive prices.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP GROWTH	5.42%	4.40%	6.16%	7.87%

RUSSELL 1000® GROWTH INDEX	10.09	7.30	8.62	8.11

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

JOSEPH R. DIEHL With Northern Trust since 1971
GREG M. NEWMAN With Northern Trust since 1997

FUND FACTS (as of 3/31/13)
TICKER SYMBOL	NOEQX
INCEPTION DATE	04/06/94
NET ASSETS	$198 MILLION
NET ASSET VALUE	$26.30
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.21%
NET EXPENSE RATIO	0.85%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

After starting the 12-month reporting period ended March 31, 2013 with a price decline of approximately 10% from early April through early June 2012, the Russell 1000® Value Index, the Large Cap Value Fund’s benchmark, steadily improved from June to October 2012 before climbing dramatically from December 2012 to March 2013. The Index finished the reporting period with a return of 18.77%, far exceeding the 13.96% total return of the S&P 500® Index during the same period. Though uncertainty remained high throughout the period, global monetary stimulus, improved economic data and strong corporate earnings offset fears of a “double-dip” recession in the United States and additional turmoil in Europe.

The Large Cap Value Fund employs a value discipline that focuses on investing in undervalued, high-quality and dividend-paying companies with substantial free cash flow. Within this universe of blue-chip stocks, we seek companies with solid balance sheets, dominant market positions and compelling valuations. Our goal is to construct a high-quality equity portfolio offering an above market yield and strong catalysts for future price appreciation. At March 31, 2013, the market yield as measured by the S&P 500® Index was 2.1% as compared to a yield of 2.9% for the Large Cap Value Fund.

This approach, which we believe is effective on a longer-term basis, underperformed during the reporting period as growth stocks outperformed value stocks, lower-quality companies outperformed their high-quality counterparts, and lower-yielding stocks outperformed higher yielding issues for most of 2012. The Fund, which was overweight in both higher-quality and higher-yielding stocks, returned 12.82% but lagged its benchmark. Significant detractors from relative performance included the Fund’s overweight position in the technology sector along with stock selection in the financial, telecommunications services, materials and healthcare areas. The Fund’s cash position, a byproduct of our investment process, also detracted from performance. On the plus side, stock selection in the consumer staples sector provided a positive contribution to relative performance. Among the largest individual detractors from performance were Intel, Microsoft, Teva Pharmaceuticals, Prudential Financial and Hewlett Packard. The largest individual contributors to performance were Allstate, Newell Rubbermaid, Wal-Mart, Energizer and Exxon.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP VALUE	12.82%	3.57%	7.06%	4.79%

RUSSELL 1000® VALUE INDEX	18.77	4.85	9.18	5.54

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

DONNA RENAUD, DOUGLAS MC ELDOWNEY, ALEC HARRELL (Not Pictured) With Northern Trust since 2004, 2006 and 2007, respectively

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOLVX
INCEPTION DATE	08/03/00
NET ASSETS	$108 MILLION
NET ASSET VALUE	$10.84
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.27%
NET EXPENSE RATIO	0.85%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Core Fund returned 17.57% for the 12-month reporting period ended March 31, 2013, outperforming its benchmark, the Russell 2000® Index, which had a return of 16.30%. During the reporting period, the market was influenced by a series of macroeconomic events, including concern regarding economic troubles in Europe, the U.S. “fiscal cliff,” as well as monetary policy. These disparate worries led to mixed results among sectors, as stocks in the REITs and industrial areas outperformed, while consumer staples, utilities, energy and telecommunications services lagged, though all sectors posted positive returns.

For the reporting period, stock selection drove the Fund’s relative outperformance, while sector selection, as intended, was neutral to performance. Stock selection was strongest in healthcare, technology and energy. Selection was less favorable among REITs, consumer discretionary and consumer staples issues. An underweight to the homebuilding sub-sector contributed negatively to the Fund’s performance, although stock selection among construction materials suppliers and financial firms was strong.

Micro-cap stocks within our broad small-cap universe outperformed (companies with market capitalization below $150 million), while micro-cap stocks within the Russell 2000® Index lagged. Value stocks outperformed as risk aversion ebbed. The Fund’s nearly neutral valuation relative to the benchmark resulted in little contribution from valuation differences. In addition, quality factors such as profitability and margins were not consistent, as stocks in both the highest and lowest quintile ranges of profit margin and return on equity outperformed. Among some higher-margin stocks in particular, this resulted in weaker stock selection.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP CORE	17.57%	8.31%	10.75%	6.25%

RUSSELL 2000® INDEX	16.30	8.24	11.52	7.51

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index that tracks the performance of the 2,000 smallest companies in the Russell 3000® Index based on market capitalization.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

ROBERT H. BERGSON With Northern Trust since 1997

ALEX RYER With Northern Trust since 2005

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NSGRX
INCEPTION DATE	09/30/99
NET ASSETS	$213 MILLION
NET ASSET VALUE	$18.39
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.21%
NET EXPENSE RATIO	0.75%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Macroeconomic influences were prevalent during the 12-month reporting period ended March 31, 2013, as shifts to defensive, higher yielding sectors in the second quarter of 2012 gave way to increased investor risk appetite following additional Federal Reserve easing and the resolution of the “fiscal cliff” impasse. The Fund’s benchmark, the Russell 2000® Value Index, returned 18.09% during the reporting period, with performance led by lower-quality stocks, while the Small Cap Value Fund returned 15.60%. During the reporting period, our long-term focus on higher quality issues represented a drag on the Fund’s performance. Outperformance by lower-quality stocks was evident even during periods when we observed defensive sector rotation, and yield and sector mattered more than quality or valuation.

For the reporting period, the best-performing market segment was real estate, followed by consumer discretionary and industrials, while the technology, energy and telecommunications services sectors lagged. Lower-quality stocks as measured by our proprietary quality model outperformed throughout most of the period, particularly in the consumer discretionary sector, where homebuilders surged. Stock selection contributed to the Fund’s returns, although sector selection was a meaningful contributor in the second quarter of 2012, a relatively rare occurrence in the Fund. Higher yielding sectors such as REITs, consumer staples and utilities outperformed despite appearing overvalued. These two sectors were modestly underweighted in the portfolio.

Though stock selection was strong in the healthcare and industrial sectors, this was not sufficient to overcome weaker selection in consumer discretionary, energy and financials. Our underweight to the homebuilding industry also represented a challenge to performance, as the sub-sector, along with suppliers and some financial firms, experienced strong gains based on a reinvigorated housing market, despite their low-quality characteristics.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP VALUE	15.60%	8.29%	12.03%	9.97%

RUSSELL 2000® VALUE INDEX	18.09	7.29	11.29	10.22

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index that tracks the performance of the 2,000 smallest companies in the Russell 3000® Index based on market capitalization.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOSGX
INCEPTION DATE	04/01/94
NET ASSETS	$2.1 BILLION
NET ASSET VALUE	$18.43
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.38%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

TECHNOLOGY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Technology stocks underperformed the broader market during the 12-month reporting period ended March 31, 2013, as an uncertain economic environment, government budget pressures and weaker global growth resulted in a lower level of spending on technology products and services.

The Technology Fund underperformed its benchmark, the S&P 500® Index, during the reporting period with a return of
-0.29%, compared with the 13.96% return of the benchmark. The disappointing performance was due primarily to the Fund’s sector focus, as the information technology area underperformed the broader market. In addition, given our quality bias we also missed out on several key companies that experienced challenges to their business model but nonetheless outperformed on restructuring and takeover speculation. During the reporting period, we increased exposure to the healthcare sector, as well as the Internet and semiconductor sub-sectors within technology.

Overall, we maintain a positive outlook on the technology sector based on multi-year secular investment themes, attractive valuations, strong balance sheets, sustainable cash flows and increasing dividend payouts. Secular shifts to cloud-computing, mobility and “big data” analytics remain in place, driven by Information Technology (IT) budget constraints and the mandate to do more with less. We believe that cloud-computing will lower costs, improve efficiency and increase flexibility, eventually leading to improved productivity across the economy. Digital technologies are forcing business model transformations across industries, driving investments in technology products and services. Small- and medium-sized businesses that traditionally had limited IT capability should benefit from the ability to access modern data centers at a reasonable price through public-cloud service providers, leveling the playing field with larger competitors. Sophisticated mobile devices are becoming more pervasive, driving the development of new applications in both business and consumer markets. We continue to take a balanced approach to investing in the sector, favoring secular winners as well as better-positioned legacy vendors.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TECHNOLOGY	–0.29%	7.33%	8.73%	7.94%

S&P 500® INDEX	13.96	5.81	8.53	7.31

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

MATTHEW PERON With Northern Trust since 2005

DEBORAH L. KOCH With Northern Trust since 2003

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NTCHX
INCEPTION DATE	04/01/96
NET ASSETS	$80 MILLION
NET ASSET VALUE	$17.06
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.47%
NET EXPENSE RATIO	1.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ENHANCED LARGE CAP FUND	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP EQUITY FUND	LARGE CAP GROWTH FUND
ASSETS:
Investments, at cost(1)	$10,176	$291,595	$217,848	$121,306	$151,798
Investments, at value(2)	$12,590	$358,971	$258,884	$149,080	$198,395
Foreign currencies, at value (cost $279, respectively)	–	–	278	–	–
Dividend income receivable	18	696	783	155	40
Interest income receivable	–	930	–	–	–
Receivable for foreign tax reclaimable	–	–	957	–	–
Receivable for securities sold	–	–	7,221	18	15,289
Receivable for fund shares sold	3	120	2	4	2
Receivable from investment adviser	5	19	15	16	16
Unrealized gain on foreign currency exchange contracts	–	–	3	–	–
Prepaid and other assets	1	1	3	3	3
Total Assets	12,617	360,737	268,146	149,276	213,745
LIABILITIES:
Payable for securities purchased	–	–	–	–	2,988
Payable for fund shares redeemed	–	134	8,095	33	13,045
Payable to affiliates:
Investment advisory fees	1	59	46	21	30
Administration fees	–	10	8	4	6
Custody and accounting fees	3	3	9	3	3
Shareholder servicing fees	–	51	6	16	7
Transfer agent fees	–	7	5	3	4
Trustee fees	3	4	12	10	8
Accrued other liabilities	46	46	45	45	45
Total Liabilities	53	314	8,226	135	16,136
Net Assets	$12,564	$360,423	$259,920	$149,141	$197,609
ANALYSIS OF NET ASSETS:
Capital stock	$29,242	$290,594	$386,360	$149,488	$181,239
Accumulated undistributed net investment income (loss)	(2)	(3,136)	1,348	27	59
Accumulated undistributed net realized gain (loss)	(19,090)	5,589	(168,806)	(28,148)	(30,286)
Net unrealized appreciation	2,414	67,376	41,018	27,774	46,597
Net Assets	$12,564	$360,423	$259,920	$149,141	$197,609
Shares Outstanding ($.0001 par value, unlimited authorization)	1,099	24,823	30,457	8,909	7,515
Net Asset Value, Redemption and Offering Price Per Share	$11.43	$14.52	$8.53	$16.74	$26.30

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $81, $9,994, $5,125, $1,310, $6,586, $990, $10,147, $74,172 and $966, respectively.
(2)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $81, $9,994, $5,125, $1,310, $6,586, $990, $10,147, $74,172 and $966, respectively.

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

LARGE CAP VALUE FUND	SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$83,000	$168,878	$1,546,084	$68,518
$107,715	$212,322	$2,073,935	$79,508
–	–	–	–
156	214	3,715	23
–	–	–	–
–	–	–	–
–	53	31,793	809
2	88	2,445	1
13	23	162	6
–	–	–	–
1	1	3	1
107,887	212,701	2,112,053	80,348

–	–	32,465	583
17	42	1,452	129
17	34	337	15
3	6	60	2
3	4	13	3
17	2	708	10
2	4	40	2
8	4	8	4
46	46	117	46
113	142	35,200	794
$107,774	$212,559	$2,076,853	$79,554

$196,995	$169,901	$1,540,328	$83,263
490	15	3,203	(160)
(114,426)	(1,016)	3,296	(14,539)
24,715	43,659	530,026	10,990
$107,774	$212,559	$2,076,853	$79,554
9,943	11,561	112,683	4,663
$10.84	$18.39	$18.43	$17.06

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ENHANCED LARGE CAP FUND	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP EQUITY FUND		LARGE CAP GROWTH FUND
INVESTMENT INCOME:
Dividend income	$338 (1)	$8,688	(2)(3)	$6,922	(1)(3)	$3,095	(1)(3)	$1,596	(1)
Interest income	–	1,307		–		–		–
Total Investment Income	338	9,995		6,922		3,095		1,596
EXPENSES:
Investment advisory fees	38	2,971		2,201		1,160		1,028
Administration fees	19	524		352		221		199
Custody fees	28	47		246		30		27
Accounting fees	25	55		44		35		33
Transfer agent fees	13	349		235		148		132
Blue sky fees	18	24		20		20		18
SEC fees	10	10		10		10		10
Printing fees	47	46		40		34		52
Audit fees	18	18		16		16		16
Legal fees	14	14		13		13		13
Shareholder servicing fees	–	225		25		41		32
Trustee fees	10	10		10		10		10
Interest expense	–	–		–		–		–
Other	11	10		15		12		12
Total Expenses	251	4,303		3,227		1,750		1,582
Less expenses reimbursed by investment adviser	(172)	(814)		(737)		(496)		(462)
Net Expenses	79	3,489		2,490		1,254		1,120
Net Investment Income (Loss)	259	6,506		4,432		1,841		476
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	1,128	27,450		7,957		16,301		7,726
Written options	–	–		–		21		–
Futures contracts	(16)	–		–		–		–
Foreign currency transactions	–	–		(77)		–		–
Net change in unrealized appreciation (depreciation) on:
Investments	289	10,097		11,178		(3,756)		8,530
Written options	–	–		–		(3)		–
Futures contracts	(7)	–		–		–		–
Foreign currency exchange contracts	–	–		3		–		–
Translation of other assets and liabilities denominated in foreign currencies	–	–		(100)		–		–
Net Gains (Losses)	1,394	37,547		18,961		12,563		16,256
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,653	$44,053		$23,393		$14,404		$16,732

(1)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of which the amount is less than $1.
(2)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $2.
(3)	Net of $55, $758, $10, $67 and $1, respectively, in non-reclaimable foreign withholding taxes.
(4)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $7.

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2013

LARGE CAP VALUE FUND		SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$3,337	(1)(3)	$3,255 (1)	$43,496 (4)	$525	(1)(3)
–		1	8	–
3,337		3,256	43,504	525

933		1,551	15,063	823
164		274	2,658	124
26		52	242	24
31		38	197	28
110		182	1,772	82
22		20	50	21
10		10	29	10
45		51	250	38
18		18	31	18
34		14	25	14
73		11	3,702	54
10		10	30	10
–		–	–	1
10		10	28	11
1,486		2,241	24,077	1,258
(553)		(879)	(6,431)	(228)
933		1,362	17,646	1,030
2,404		1,894	25,858	(505)

8,014		1,313	32,131	3,871
–		–	–	–
–		1,513	10,241	–
–		–	–	–
1,811		26,060	204,255	(4,167)
–		–	–	–
–		(83)	(545)	–
–		–	–	–
–		–	–	–
9,825		28,803	246,082	(296)
$12,229		$30,697	$271,940	$(801)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ENHANCED LARGE CAP FUND		INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP EQUITY FUND
Amounts in thousands	2013	2012	2013	2012	2013	2012	2013	2012
OPERATIONS:
Net investment income (loss)	$259	$201	$6,506	$6,739	$4,432	$4,663	$1,841	$1,259
Net realized gains (losses)	1,112	1,036	27,450	9,135	7,880	(3,801)	16,322	9,309
Net change in unrealized appreciation (depreciation)	282	(17)	10,097	(8,384)	11,081	(29,225)	(3,759)	(2,059)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,653	1,220	44,053	7,490	23,393	(28,363)	14,404	8,509
CAPITAL SHARE TRANSACTIONS :
Net increase (decrease) in net assets resulting from capital share transactions	(2,347)	(1,849)	(63,660)	1,850	(7,963)	(49,055)	(4,696)	(22,309)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,347)	(1,849)	(63,660)	1,850	(7,963)	(49,055)	(4,696)	(22,309)
DISTRIBUTIONS PAID:
From net investment income	(262)	(200)	(6,927)	(7,992)	(4,471)	(4,171)	(1,853)	(1,212)
From net realized gains	–	–	–	–	–	–	–	–
Total Distributions Paid	(262)	(200)	(6,927)	(7,992)	(4,471)	(4,171)	(1,853)	(1,212)
Total Increase (Decrease) in Net Assets	(956)	(829)	(26,534)	1,348	10,959	(81,589)	7,855	(15,012)
NET ASSETS:
Beginning of period	13,520	14,349	386,957	385,609	248,961	330,550	141,286	156,298
End of period	$12,564	$13,520	$360,423	$386,957	$259,920	$248,961	$149,141	$141,286
Accumulated Undistributed Net Investment Income (Loss)	$(2)	$1	$(3,136)	$(3,991)	$1,348	$1,463	$27	$40

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP GROWTH FUND		LARGE CAP VALUE FUND		SMALL CAP CORE FUND		SMALL CAP VALUE FUND		TECHNOLOGY FUND
2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

$476	$(98)	$2,404	$2,501	$1,894	$723	$25,858	$14,346	$(505)	$(664)
7,726	(2,209)	8,014	(4,642)	2,826	4,357	42,372	91,862	3,871	2,274
8,530	9,270	1,811	(7,612)	25,977	(3,649)	203,710	(48,096)	(4,167)	6,300
16,732	6,963	12,229	(9,753)	30,697	1,431	271,940	58,112	(801)	7,910

87,207	(2,399)	(28,368)	(52,661)	(11,763)	14,658	96,032	829	(21,845)	(561)
87,207	(2,399)	(28,368)	(52,661)	(11,763)	14,658	96,032	829	(21,845)	(561)

(400)	–	(2,896)	(2,000)	(2,300)	(431)	(25,500)	(10,300)	–	–
–	–	–	–	(335)	–	(44,644)	(2,585)	–	–
(400)	–	(2,896)	(2,000)	(2,635)	(431)	(70,144)	(12,885)	–	–
103,539	4,564	(19,035)	(64,414)	16,299	15,658	297,828	46,056	(22,646)	7,349

94,070	89,506	126,809	191,223	196,260	180,602	1,779,025	1,732,969	102,200	94,851
$197,609	$94,070	$107,774	$126,809	$212,559	$196,260	$2,076,853	$1,779,025	$79,554	$102,200
$59	$(17)	$490	$982	$15	$402	$3,203	$3,751	$(160)	$(292)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

ENHANCED LARGE CAP FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$10.17		$9.43		$8.38		$5.66	$9.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.15		0.12		0.12	0.16
Net realized and unrealized gains (losses)	1.27		0.74		1.06		2.72	(3.75)
Total from Investment Operations	1.48		0.89		1.18		2.84	(3.59)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)		(0.15)		(0.13)		(0.12)	(0.16)
Total Distributions Paid	(0.22)		(0.15)		(0.13)		(0.12)	(0.16)
Net Asset Value, End of Year	$11.43		$10.17		$9.43		$8.38	$5.66
Total Return(1)	14.76%		9.64%		14.21%		50.46%	(38.50)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$12,564		$13,520		$14,349		$25,053	$27,061
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.62	%(2)	0.60	%(2)	0.59	%(2)	0.60%	0.60%
Expenses, before reimbursements and credits	1.98%		1.72%		1.26%		1.21%	0.94%
Net investment income, net of reimbursements and credits	2.05	%(2)	1.64	%(2)	1.48	%(2)	1.61%	1.90%
Net investment income, before reimbursements and credits	0.69%		0.52%		0.81%		1.00%	1.56%
Portfolio Turnover Rate	85.90%		91.87%		100.72%		117.73%	100.07%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013 and 2012, and approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INCOME EQUITY FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$12.99		$13.01		$11.14		$7.73	$11.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22		0.22		0.26		0.26	0.25
Net realized and unrealized gains (losses)	1.57		0.02		1.86		3.37	(3.72)
Total from Investment Operations	1.79		0.24		2.12		3.63	(3.47)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.26)		(0.26)		(0.25)		(0.22)	(0.40)
Total Distributions Paid	(0.26)		(0.26)		(0.25)		(0.22)	(0.40)
Net Asset Value, End of Year	$14.52		$12.99		$13.01		$11.14	$7.73
Total Return(1)	14.04%		2.03%		19.54%		47.21%	(30.37)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$360,423		$386,957		$385,609		$304,288	$214,703
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.00	%(2)	0.99	%(2)	0.99	%(2)	1.00%	1.00%
Expenses, before reimbursements and credits	1.23%		1.21%		1.23%		1.23%	1.28%
Net investment income, net of reimbursements and credits	1.85	%(2)	1.81	%(2)	2.17	%(2)	2.71%	2.66%
Net investment income, before reimbursements and credits	1.62%		1.59%		1.93%		2.48%	2.38%
Portfolio Turnover Rate	11.27%		22.25%		18.67%		26.94%	20.93%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $9,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2013 and approximately $22,000 and $17,000, which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL EQUITY FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$7.95		$8.65		$7.92		$5.31	$10.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.14		0.10		0.13	0.32
Net realized and unrealized gains (losses)	0.58		(0.71)		0.75		2.66	(4.87)
Total from Investment Operations	0.72		(0.57)		0.85		2.79	(4.55)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.14)		(0.13)		(0.12)		(0.18)	(0.31)
From net realized gains	–		–		–		–	(0.53)
Total Distributions Paid	(0.14)		(0.13)		(0.12)		(0.18)	(0.84)
Net Asset Value, End of Year	$8.53		$7.95		$8.65		$7.92	$5.31
Total Return(2)	9.09%		(6.39)%		10.86%		52.58%	(43.23)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$259,920		$248,961		$330,550		$318,748	$238,907
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.06	%(3)	1.21	%(3)	1.25	%(3)	1.25%	1.26	%(4)
Expenses, before reimbursements and credits	1.37%		1.41%		1.40%		1.40%	1.40%
Net investment income, net of reimbursements and credits	1.88	%(3)	1.61	%(3)	1.18	%(3)	1.69%	2.27%
Net investment income, before reimbursements and credits	1.57%		1.41%		1.03%		1.54%	2.13%
Portfolio Turnover Rate	27.40%		37.68%		40.87%		44.44%	75.96%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $3,000, $3,000 and $6,000 which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Expense ratio, net of waivers, reimbursements and credits, for the year would have been 1.25 percent, absent the effect of interest expense incurred by the Fund’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP EQUITY FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$15.34		$14.35		$12.63		$8.28	$13.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.13		0.07		0.10	0.15
Net realized and unrealized gains (losses)	1.40		0.98		1.73		4.35	(4.89)
Total from Investment Operations	1.59		1.11		1.80		4.45	(4.74)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)		(0.12)		(0.08)		(0.10)	(0.15)
Total Distributions Paid	(0.19)		(0.12)		(0.08)		(0.10)	(0.15)
Net Asset Value, End of Year	$16.74		$15.34		$14.35		$12.63	$8.28
Total Return(1)	10.49%		7.86%		14.30%		53.90%	(36.17)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$149,141		$141,286		$156,298		$162,570	$138,377
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.85	%(2)	0.96	%(2)	1.00	%(2)	1.00%	1.00%
Expenses, before reimbursements and credits	1.19%		1.22%		1.25%		1.23%	1.20%
Net investment income, net of reimbursements and credits	1.24	%(2)	0.91	%(2)	0.55	%(2)	0.89%	1.29%
Net investment income, before reimbursements and credits	0.90%		0.65%		0.30%		0.66%	1.09%
Portfolio Turnover Rate	68.24%		63.65%		47.83%		67.21%	92.02%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $3,000, $1,000 and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP GROWTH FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$25.00		$23.18		$19.16		$13.41	$21.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06		(0.03)		–	(1)	0.05	0.08
Net realized and unrealized gains (losses)	1.29		1.85		4.04		5.77	(8.06)
Total from Investment Operations	1.35		1.82		4.04		5.82	(7.98)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)		–		(0.02)		(0.07)	(0.09)
Total Distributions Paid	(0.05)		–		(0.02)		(0.07)	(0.09)
Net Asset Value, End of Year	$26.30		$25.00		$23.18		$19.16	$13.41
Total Return(2)	5.42%		7.85%		21.08%		43.39%	(37.19)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$197,609		$94,070		$89,506		$82,726	$70,539
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.85	%(3)	0.96	%(3)	0.99	%(3)	1.00%	1.00%
Expenses, before reimbursements and credits	1.20%		1.30%		1.33%		1.34%	1.30%
Net investment income (loss), net of reimbursements and credits	0.35	%(3)	(0.11	)%(3)	0.02	%(3)	0.29%	0.39%
Net investment income (loss), before reimbursements and credits	0.00%		(0.45)%		(0.32)%		(0.05)%	0.09%
Portfolio Turnover Rate	49.51%		36.04%		147.29%		154.48%	246.80%

(1)	Amount was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $7,000, $2,000 and $5,000 which represent less than 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$9.88		$10.20		$9.37		$6.21	$10.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.19		0.15		0.18	0.30
Net realized and unrealized gains (losses)	0.99		(0.37)		0.86		3.16	(4.07)
Total from Investment Operations	1.24		(0.18)		1.01		3.34	(3.77)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)		(0.14)		(0.18)		(0.18)	(0.25)
Total Distributions Paid	(0.28)		(0.14)		(0.18)		(0.18)	(0.25)
Net Asset Value, End of Year	$10.84		$9.88		$10.20		$9.37	$6.21
Total Return(1)	12.82%		(1.50)%		10.86%		53.94%	(37.16)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$107,774		$126,809		$191,223		$227,104	$219,912
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.85	%(2)	1.05	%(2)	1.10	%(2)	1.10%	1.10%
Expenses, before reimbursements and credits	1.35%		1.27%		1.23%		1.21%	1.21%
Net investment income, net of reimbursements and credits	2.18	%(2)	1.66	%(2)	1.36	%(2)	1.76%	2.95%
Net investment income, before reimbursements and credits	1.68%		1.44%		1.23%		1.65%	2.84%
Portfolio Turnover Rate	22.91%		49.82%		65.38%		30.54%	61.00%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $3,000, $2,000 and $11,000, which represent less than 0.005, less than 0.005, and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012, and 2011 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND
Selected per share data	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Year	$15.87		$15.80		$12.38		$7.81		$12.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS :
Net investment income (loss)	0.17		0.06		0.01		(0.08)		(0.07)
Net realized and unrealized gains (losses)	2.59		0.05		3.41		4.65		(4.68)
Total from Investment Operations	2.76		0.11		3.42		4.57		(4.75)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)		(0.04)		–		–		–
From net realized gains	(0.03)		–		–		–		–
Total Distributions Paid	(0.24)		(0.04)		–		–		–
Net Asset Value, End of Year	$18.39		$15.87		$15.80		$12.38		$7.81
Total Return(1)	17.57%		0.71%		27.73%		58.39%		(37.77)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$212,559		$196,260		$180,602		$39,001		$29,206
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.75	%(2)	0.93	%(2)	0.98	%(2)	1.22	%(3)	1.25%
Expenses, before reimbursements and credits	1.23%		1.20%		1.39%		1.86%		1.71%
Net investment income (loss), net of reimbursements and credits	1.03	%(2)	0.41	%(2)	0.22	%(2)	(0.71)%		(0.67)%
Net investment income (loss), before reimbursements and credits	0.55%		0.14%		(0.19)%		(1.35)%		(1.13)%
Portfolio Turnover Rate	12.23%		12.33%		13.90%		224.05%		299.24%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $9,000 and $6,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013 and 2012 respectively, and approximately $12,000, which represents 0.02 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	Effective February 17, 2010, the Fund changed its name from the Small Cap Growth Fund to the Small Cap Core Fund and changed its investment strategy from an active small cap growth investment style to a quantitative small cap core investment style. These changes resulted in a reduction to the Fund’s expense limitations, effective February 17, 2010, from 1.25 percent to 1.00 percent.

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$16.57		$16.20		$13.33		$8.49	$13.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24		0.14		0.10		0.09	0.12
Net realized and unrealized gains (losses)	2.26		0.35		2.87		4.85	(4.81)
Total from Investment Operations	2.50		0.49		2.97		4.94	(4.69)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)		(0.10)		(0.10)		(0.10)	(0.12)
From net realized gains	(0.41)		(0.02)		–		–	–
Total Distributions Paid	(0.64)		(0.12)		(0.10)		(0.10)	(0.12)
Net Asset Value, End of Year	$18.43		$16.57		$16.20		$13.33	$8.49
Total Return(1)	15.60%		3.16%		22.37%		58.27%	(35.51)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,076,853		$1,779,025		$1,732,969		$1,464,482	$905,665
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.00	%(2)	1.00	%(2)	0.99	%(2)	1.00%	1.00%
Expenses, before reimbursements and credits	1.36%		1.37%		1.36%		1.38%	1.38%
Net investment income, net of reimbursements and credits	1.45	%(2)	0.89	%(2)	0.70	%(2)	0.82%	1.20%
Net investment income, before reimbursements and credits	1.09%		0.52%		0.33%		0.44%	0.82%
Portfolio Turnover Rate	26.09%		20.67%		17.94%		33.26%	36.95%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $81,000 and $44,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013 and 2012 respectively, and approximately $111,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$17.11		$15.62		$12.14		$8.48	$11.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.12)		(0.11)		(0.07)		(0.06)	(0.04)
Net realized and unrealized gains (losses)	0.07		1.60		3.55		3.72	(3.46)
Total from Investment Operations	(0.05)		1.49		3.48		3.66	(3.50)
Net Asset Value, End of Year	$17.06		$17.11		$15.62		$12.14	$8.48
Total Return(1)	(0.29)%		9.54%		28.67%		43.16%	(29.22)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$79,554		$102,200		$94,851		$81,054	$62,720
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.25	%(2)	1.25	%(2)	1.25	%(2)	1.25%	1.25%
Expenses, before reimbursements and credits	1.53%		1.47%		1.48%		1.49%	1.49%
Net investment loss, net of reimbursements and credits	(0.61	)%(2)	(0.76	)%(2)	(0.53	)%(2)	(0.56)%	(0.34)%
Net investment loss, before reimbursements and credits	(0.89)%		(0.98)%		(0.76)%		(0.80)%	(0.58)%
Portfolio Turnover Rate	42.66%		57.57%		114.90%		47.81%	140.14%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $2,000, $1,000, and $3,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0%

Advertising – 0.8%

Omnicom Group, Inc.	1,804	$106

Aerospace/Defense – 3.1%

Alliant Techsystems, Inc.	154	11

Boeing (The) Co.	1,631	140

L-3 Communications Holdings, Inc.	303	24

Lockheed Martin Corp.	1,136	110

Northrop Grumman Corp.	1,565	110
		395

Agriculture – 1.5%

Altria Group, Inc.	4,141	143

Philip Morris International, Inc.	446	41
		184

Airlines – 0.5%

Southwest Airlines Co.	5,088	69

Apparel – 0.1%

Deckers Outdoor Corp. *	220	12

Auto Manufacturers – 0.2%

Ford Motor Co.	787	10

General Motors Co. *	323	9

Navistar International Corp. *	343	12
		31

Auto Parts & Equipment – 0.2%

Lear Corp.	202	11

TRW Automotive Holdings Corp. *	171	9
		20

Banks – 8.2%

Bank of America Corp.	8,147	99

Citigroup, Inc.	4,524	200

Goldman Sachs Group (The), Inc.	942	139

JPMorgan Chase & Co.	3,982	189

Morgan Stanley	5,378	118

PNC Financial Services Group, Inc.	138	9

Regions Financial Corp.	12,612	103

SunTrust Banks, Inc.	3,586	104

Wells Fargo & Co.	1,729	64
		1,025

Beverages – 1.7%

Coca-Cola (The) Co.	1,045	42

Green Mountain Coffee Roasters, Inc. *	363	21

PepsiCo, Inc.	1,965	155
		218

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Biotechnology – 1.4%

Amgen, Inc.	1,472	$151

Celgene Corp. *	177	20
		171

Chemicals – 2.6%

CF Industries Holdings, Inc.	482	92

E.I. du Pont de Nemours & Co.	2,269	111

Huntsman Corp.	519	10

LyondellBasell Industries N.V., Class A	1,749	111
		324

Coal – 0.2%

Alpha Natural Resources, Inc. *	1,079	9

Peabody Energy Corp.	345	7

Walter Energy, Inc.	243	7
		23

Commercial Services – 1.5%

Apollo Group, Inc., Class A *	279	5

DeVry, Inc.	328	10

H&R Block, Inc.	3,774	111

ITT Educational Services, Inc. *	283	4

Total System Services, Inc.	2,602	65
		195

Computers – 8.6%

Accenture PLC, Class A	1,273	97

Apple, Inc.	790	350

Computer Sciences Corp.	2,012	99

Dell, Inc.	1,132	16

Hewlett-Packard Co.	563	13

International Business Machines Corp.	1,289	275

Lexmark International, Inc., Class A	382	10

Seagate Technology PLC	2,995	110

Western Digital Corp.	2,087	105
		1,075

Cosmetics/Personal Care – 0.7%

Procter & Gamble (The) Co.	1,128	87

Distribution/Wholesale – 0.2%

Genuine Parts Co.	232	18

WESCO International, Inc. *	140	10
		28

Diversified Financial Services – 0.8%

SLM Corp.	5,014	103

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Electric – 3.3%

AES Corp.	2,288	$29

Ameren Corp.	2,793	98

American Electric Power Co., Inc.	628	30

DTE Energy Co.	1,487	102

Entergy Corp.	241	15

PPL Corp.	3,329	104

Public Service Enterprise Group, Inc.	1,168	40
		418

Electrical Components & Equipment – 0.8%

Emerson Electric Co.	1,738	97

GrafTech International Ltd. *	885	7
		104

Electronics – 0.1%

Gentex Corp.	468	9

Thermo Fisher Scientific, Inc.	112	9
		18

Engineering & Construction – 0.4%

AECOM Technology Corp. *	381	13

Engility Holdings, Inc. *	468	11

Fluor Corp.	438	29
		53

Entertainment – 0.7%

International Game Technology	5,433	90

Food – 3.4%

Campbell Soup Co.	2,393	109

General Mills, Inc.	27	1

Kellogg Co.	1,645	106

Safeway, Inc.	5,651	149

Tyson Foods, Inc., Class A	2,493	62
		427

Healthcare – Products – 2.1%

Becton, Dickinson and Co.	1,167	112

Medtronic, Inc.	2,757	129

St. Jude Medical, Inc.	604	24
		265

Healthcare – Services – 2.5%

Aetna, Inc.	187	9

Cigna Corp.	1,694	106

Coventry Health Care, Inc.	1,636	77

Health Net, Inc. *	344	10

Humana, Inc.	119	8

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Healthcare – Services – 2.5% – continued

UnitedHealth Group, Inc.	1,672	$96

WellPoint, Inc.	143	9
		315

Home Furnishings – 0.9%

Tempur-Pedic International, Inc. *	248	12

Whirlpool Corp.	849	101
		113

Household Products/Wares – 1.9%

Avery Dennison Corp.	2,154	93

Clorox (The) Co.	188	17

Kimberly-Clark Corp.	1,268	124
		234

Housewares – 0.2%

Newell Rubbermaid, Inc.	1,169	30

Insurance – 4.9%

Allstate (The) Corp.	2,330	114

American International Group, Inc. *	1,482	58

Assurant, Inc.	2,417	109

Assured Guaranty Ltd.	560	12

Berkshire Hathaway, Inc., Class B *	656	68

Genworth Financial, Inc., Class A *	10,821	108

Hartford Financial Services Group, Inc.	1,099	28

Lincoln National Corp.	3,198	104

StanCorp Financial Group, Inc.	248	11
		612

Internet – 1.9%

Expedia, Inc.	432	26

Google, Inc., Class A *	216	172

Groupon, Inc. *	1,730	11

priceline.com, Inc. *	12	8

TripAdvisor, Inc. *	181	9

Zynga, Inc., Class A *	3,209	11
		237

Iron/Steel – 0.3%

Allegheny Technologies, Inc.	283	9

Cliffs Natural Resources, Inc.	217	4

Steel Dynamics, Inc.	646	10

United States Steel Corp.	414	8
		31

Leisure Time – 0.2%

Carnival Corp.	830	29

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Machinery - Construction & Mining – 0.1%

Joy Global, Inc.	152	$9

Media – 2.2%

DIRECTV*	1,256	71

Gannett Co., Inc.	4,719	103

Washington Post (The) Co., Class B	220	99
		273

Mining – 0.0%

Molycorp, Inc.*	814	4

Miscellaneous Manufacturing – 3.8%

3M Co.	1,375	146

Dover Corp.	1,394	101

General Electric Co.	4,929	114

Illinois Tool Works, Inc.	1,733	106

Polypore International, Inc. *	225	9
		476

Office/Business Equipment – 0.6%

Pitney Bowes, Inc.	5,236	78

Oil & Gas – 10.4%

Chevron Corp.	2,314	275

ConocoPhillips	2,458	148

EXCO Resources, Inc.	1,032	7

Exxon Mobil Corp.	4,686	422

Helmerich & Payne, Inc.	1,452	88

Marathon Petroleum Corp.	402	36

Nabors Industries Ltd.	3,190	52

Patterson-UTI Energy, Inc.	478	11

Phillips 66	533	37

SM Energy Co.	159	10

Tesoro Corp.	1,727	101

Ultra Petroleum Corp. *	387	8

Valero Energy Corp.	2,379	108
		1,303

Oil & Gas Services – 0.2%

CARBO Ceramics, Inc.	124	12

Superior Energy Services, Inc. *	394	10
		22

Packaging & Containers – 0.7%

Bemis Co., Inc.	2,157	87

Pharmaceuticals – 5.6%

Abbott Laboratories	1,315	46

Bristol-Myers Squibb Co.	2,010	83

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Pharmaceuticals – 5.6% – continued

Eli Lilly & Co.	2,460	$140

Johnson & Johnson	1,159	94

Merck & Co., Inc.	3,165	140

Pfizer, Inc.	6,850	198
		701

Real Estate Investment Trusts – 2.5%

Chimera Investment Corp.	3,022	10

CommonWealth REIT	531	12

HCP, Inc.	2,163	108

Host Hotels & Resorts, Inc.	3,837	67

Kimco Realty Corp.	2,237	50

Piedmont Office Realty Trust, Inc., Class A	463	9

Retail Properties of America, Inc., Class A	681	10

Vornado Realty Trust	600	50
		316

Retail – 7.0%

Abercrombie & Fitch Co., Class A	236	11

Bed Bath & Beyond, Inc. *	1,693	109

Best Buy Co., Inc.	446	10

Big Lots, Inc.*	264	9

CVS Caremark Corp.	2,706	149

GameStop Corp., Class A	3,711	104

Gap (The), Inc.	2,830	100

Home Depot (The), Inc.	284	20

Lowe’s Cos., Inc.	191	7

Macy’s, Inc.	2,518	105

Staples, Inc.	699	10

Target Corp.	1,149	79

TJX Cos., Inc.	708	33

Wal-Mart Stores, Inc.	1,754	131
		877

Semiconductors – 1.5%

Advanced Micro Devices, Inc. *	2,825	7

Intel Corp.	3,020	66

KLA-Tencor Corp.	1,829	97

QUALCOMM, Inc.	59	4

Rovi Corp. *	564	12
		186

Software – 3.8%

BMC Software, Inc. *	607	28

Electronic Arts, Inc. *	615	11

Microsoft Corp.	9,227	264

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND continued	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Software – 3.8% – continued

Oracle Corp.	5,446	$176
		479

Telecommunications – 4.5%

Acme Packet, Inc. *	497	14

AT&T, Inc.	6,992	257

CenturyLink, Inc.	2,223	78

Cisco Systems, Inc.	8,427	176

NII Holdings, Inc. *	1,167	5

Polycom, Inc. *	860	10

Verizon Communications, Inc.	569	28
		568

Toys, Games & Hobbies – 0.1%

Hasbro, Inc.	183	8

Transportation – 0.1%

FedEx Corp.	47	5

Ryder System, Inc.	163	10

Union Pacific Corp.	9	1
		16
Total Common Stocks
(Cost $10,031)		12,445

INVESTMENT COMPANIES – 1.2%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01%(1)(2)	81,455	81

SPDR S&P 500 ETF Trust	410	64
Total Investment Companies
(Cost $145)		145

Total Investments – 100.2%
(Cost $10,176)		12,590

Liabilities less Other Assets – (0.2)%		(26)
NET ASSETS – 100.0%		$12,564

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)

At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $377,000 with net sales of approximately $296,000 during the fiscal year ended March 31, 2013.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Enhanced Large Cap Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.1%
Consumer Staples	10.7
Energy	10.7
Financials	17.0
Health Care	11.7
Industrials	10.5
Information Technology	17.5
Materials	3.6
Telecommunication Services	2.9
Utilities	3.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Enhanced Large Cap Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$12,445	(1)	$–	$–	$12,445
Investment Companies	145		–	–	145
Total Investments	$12,590		$–	$–	$12,590

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 61.3%

Banks – 2.8%

Banco Santander S.A. ADR	252,218	$1,718

JPMorgan Chase & Co.	81,000	3,844

Morgan Stanley	205,500	4,517
		10,079

Beverages – 1.0%

Coca-Cola (The) Co.	93,300	3,773

Chemicals – 2.0%

Dow Chemical (The) Co.	148,740	4,736

E.I. du Pont de Nemours & Co.	50,000	2,458
		7,194

Computers – 2.7%

Accenture PLC, Class A	58,100	4,414

Apple, Inc.	7,600	3,364

International Business Machines Corp.	8,850	1,888
		9,666

Cosmetics/Personal Care – 2.4%

Avon Products, Inc.	220,215	4,565

Procter & Gamble (The) Co.	54,320	4,186
		8,751

Electric – 2.6%

Exelon Corp.	110,700	3,817

Great Plains Energy, Inc.	238,629	5,534
		9,351

Electrical Components & Equipment – 1.1%

Emerson Electric Co.	71,650	4,003

Food – 2.9%

Kellogg Co.	58,555	3,773

Kraft Foods Group, Inc.	46,613	2,402

Mondelez International, Inc., Class A	139,840	4,280
		10,455

Household Products/Wares – 1.3%

Kimberly-Clark Corp.	49,091	4,810

Insurance – 2.2%

Chubb (The) Corp.	45,840	4,012

Travelers (The) Cos., Inc.	45,740	3,851
		7,863

Media – 3.4%

Comcast Corp., Class A	144,880	6,087

Walt Disney (The) Co.	109,390	6,213
		12,300

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 61.3% – continued

Miscellaneous Manufacturing – 4.2%

3M Co.	50,900	$5,411

Eaton Corp. PLC	85,200	5,219

General Electric Co.	191,400	4,425
		15,055

Office/Business Equipment – 1.5%

Xerox Corp.	608,620	5,234

Oil & Gas – 7.6%

Cenovus Energy, Inc.	110,000	3,409

Chevron Corp.	31,770	3,775

ConocoPhillips	64,020	3,848

Devon Energy Corp.	74,310	4,192

Encana Corp.	196,450	3,823

Marathon Oil Corp.	115,620	3,899

Occidental Petroleum Corp.	56,340	4,415
		27,361

Pharmaceuticals – 9.6%

Abbott Laboratories	69,430	2,452

AbbVie, Inc.	70,530	2,876

Bristol-Myers Squibb Co.	127,720	5,261

GlaxoSmithKline PLC ADR	110,510	5,184

Johnson & Johnson	80,875	6,594

Merck & Co., Inc.	130,686	5,780

Pfizer, Inc.	223,600	6,453
		34,600

Real Estate Investment Trusts – 3.2%

Healthcare Realty Trust, Inc.	187,550	5,325

Rayonier, Inc.	106,370	6,347
		11,672

Retail – 1.7%

Target Corp.	88,850	6,082

Savings & Loans – 1.7%

New York Community Bancorp, Inc.	418,210	6,001

Semiconductors – 0.5%

Intel Corp.	80,000	1,748

Software – 1.6%

Activision Blizzard, Inc.	393,150	5,728

Telecommunications – 3.7%

Cisco Systems, Inc.	244,750	5,117

Verizon Communications, Inc.	108,805	5,348

Vodafone Group PLC ADR	100,000	2,841
		13,306

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 61.3% – continued

Toys, Games & Hobbies – 1.6%

Mattel, Inc.	131,680	$5,766
Total Common Stocks
(Cost $166,007)		220,798

CONVERTIBLE PREFERRED STOCKS – 6.5%

Auto Manufacturers – 0.8%

General Motors Co., 4.75%	70,000	3,006

Banks – 1.0%

Bank of America Corp., 7.25%	2,775	3,380

Computers – 1.1%

Unisys Corp., 6.25%	61,600	4,017

Insurance – 1.3%

Hartford Financial Services Group, Inc., 7.25%	199,097	4,729

Iron/Steel – 0.4%

ArcelorMittal, 6.00%	72,000	1,509

Oil & Gas – 1.9%

Apache Corp., 6.00%	68,000	3,029

Chesapeake Energy Corp., 5.75%(1)(2)	3,850	3,934
		6,963
Total Convertible Preferred Stocks
(Cost $24,555)		23,604

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 29.0%

Aerospace/Defense – 0.9%

Alliant Techsystems, Inc., 3.00%, 8/15/24	$3,000	$3,262

Coal – 1.0%

Peabody Energy Corp., 4.75%, 12/15/41	4,450	3,632

Computers – 3.8%

CACI International, Inc., 2.13%, 5/1/14	6,000	6,795

SanDisk Corp., 1.50%, 8/15/17	5,300	6,797
		13,592

Electrical Components & Equipment – 2.2%

EnerSys, Inc., 3.38%, 6/1/38	3,350	4,225

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 29.0% – continued

Electrical Components & Equipment – 2.2% – continued

General Cable Corp., 4.50%, 11/15/29	$3,000	$3,754
		7,979

Electronics – 1.5%

TTM Technologies, Inc., 3.25%, 5/15/15	5,409	5,375

Food – 1.9%

Tyson Foods, Inc., 3.25%, 10/15/13	4,750	6,970

Healthcare - Products – 1.3%

Hologic, Inc., 2.00%, 3/1/42	4,345	4,552

Healthcare - Services – 1.3%

LifePoint Hospitals, Inc., 3.50%, 5/15/14	2,500	2,722

WellPoint, Inc., 2.75%, 10/15/42(1)(2)	1,700	1,855
		4,577

Home Builders – 1.5%

D.R. Horton, Inc., 2.00%, 5/15/14	3,000	5,610

Internet – 1.3%

Symantec Corp., 1.00%, 6/15/13	3,700	4,745

Investment Companies – 2.6%

BlackRock Kelso Capital Corp., 5.50%, 2/15/18(1)(2)	2,530	2,546

Fifth Street Finance Corp., 5.38%, 4/1/16	6,450	6,700
		9,246

Mining – 3.1%

Kaiser Aluminum Corp., 4.50%, 4/1/15	3,447	4,839

Newmont Mining Corp., 1.63%, 7/15/17	5,000	6,106

Silver Standard Resources, Inc., 2.88%, 2/1/33(1)(2)	210	187
		11,132

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 29.0% – continued

Pharmaceuticals – 1.0%

Omnicare, Inc., 3.75%, 12/15/25	$2,250	$3,662

Retail – 2.1%

Regis Corp., 5.00%, 7/15/14	6,060	7,787

Semiconductors – 2.4%

Intel Corp., 2.95%, 12/15/35	2,400	2,538

Lam Research Corp., 1.25%, 5/15/18	5,650	6,031
		8,569

Telecommunications – 1.1%

Comtech Telecommunications Corp., 3.00%, 5/1/29	3,875	3,885

Total Convertible Bonds
(Cost $91,039)		104,575

	NUMBER OF SHARES	VALUE (000s)

INVESTMENT COMPANIES – 2.8%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (3)(4)	9,994,171	$9,994
Total Investment Companies
(Cost $9,994)		9,994

Total Investments – 99.6%
(Cost $291,595)		358,971

Other Assets less Liabilities – 0.4%		1,452
NET ASSETS – 100.0%		$360,423

(1)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $8,522,000 or 2.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

BlackRock Kelso

Capital Corp.,

5.50%, 2/15/18	2/13/13	$2,530

Chesapeake Energy Corp.,

5.75%	1/18/12-1/27/12	3,850

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)

Silver Standard

Resources, Inc.,

2.88%, 2/1/33	1/11/13	$210

WellPoint, Inc.,

2.75%, 10/15/42	10/3/12	1,700

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $537,000 with net purchases of approximately $9,457,000 during the fiscal year ended March 31, 2013.

Percentages shown are based on Net Assets. The classifications shown on the schedule of investments and in the table herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Income Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.6%
Consumer Staples	9.9
Energy	10.9
Financials	15.2
Health Care	13.6
Industrials	8.7
Information Technology	19.4
Materials	5.7
Telecommunication Services	2.3
Utilities	2.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued	MARCH 31, 2013

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Income Equity Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$220,798	(1)	$ –		$–	$220,798
Convertible Preferred Stocks
Oil & Gas	3,029		3,934		–	6,963
All Other Industries	16,641	(1)	–		–	16,641
Convertible Bonds	–		104,575	(1)	–	104,575
Investment Companies	9,994		–		–	9,994
Total Investments	$250,462		$108,509		$–	$358,971

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9%

Australia – 2.5%

BHP Billiton Ltd.	73,880	$2,528

Woodside Petroleum Ltd.	67,364	2,522

WorleyParsons Ltd.	56,293	1,453
		6,503

Belgium – 2.2%

Anheuser-Busch InBev N.V.	57,966	5,745

Brazil – 2.4%

Petroleo Brasileiro S.A. ADR*	161,820	2,681

Vale S.A. ADR	206,733	3,575
		6,256

Canada – 1.1%

Potash Corp. of Saskatchewan, Inc.	74,980	2,945

China – 1.6%

Bank of China Ltd., Class H	9,030,245	4,203

Denmark – 1.1%

Novo Nordisk A/S, Class B	16,730	2,731

France – 11.1%

ArcelorMittal	243,335	3,143

BNP Paribas S.A.	66,242	3,412

Bouygues S.A.	141,425	3,839

Danone S.A.	56,817	3,959

European Aeronautic Defence and Space Co. N.V.	49,727	2,535

GDF Suez	136,041	2,622

Societe Generale S.A. *	108,480	3,579

Total S.A.	49,879	2,384

Wendel S.A.	32,795	3,476
		28,949

Germany – 14.9%

Adidas A.G.	34,755	3,609

Allianz S.E. (Registered)	29,390	3,994

Bayer A.G. (Registered)	34,255	3,534

Deutsche Bank A.G. (Registered)	80,128	3,127

GEA Group A.G.	110,235	3,636

Infineon Technologies A.G.	515,917	4,076

Rheinmetall A.G.	83,745	3,877

SAP A.G.	91,943	7,368

Siemens A.G. (Registered)	50,222	5,410
		38,631

Hong Kong – 0.8%

AIA Group Ltd.	466,650	2,045

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% – continued

Italy – 1.0%

Prysmian S.p.A.	123,526	$2,548

Japan – 9.2%

Kawasaki Heavy Industries Ltd.	1,015,200	3,181

KDDI Corp.	82,600	3,396

Kubota Corp.	267,500	3,802

Mitsubishi UFJ Financial Group, Inc.	1,072,138	6,355

Mitsui & Co. Ltd.	214,500	2,992

Tokio Marine Holdings, Inc.	143,600	4,043
		23,769

Netherlands – 1.6%

Royal Dutch Shell PLC, Class A	1,719	56

Royal Dutch Shell PLC, Class B	125,623	4,180
		4,236

Norway – 0.8%

TGS Nopec Geophysical Co. ASA	56,570	2,142

Portugal – 1.3%

Jeronimo Martins SGPS S.A.	178,793	3,481

Singapore – 1.5%

DBS Group Holdings Ltd.	308,954	3,997

South Korea – 2.4%

Samsung Electronics Co. Ltd.	2,535	3,479

SK Telecom Co. Ltd. ADR	159,556	2,852
		6,331

Spain – 1.3%

Banco Santander S.A.	489,965	3,315

Sweden – 4.0%

Autoliv, Inc.	42,018	2,905

Husqvarna AB, Class B	609,028	3,599

Telefonaktiebolaget LM Ericsson, Class B	308,271	3,847
		10,351

Switzerland – 10.5%

ABB Ltd. (Registered) *	65,849	1,487

Aryzta A.G. *	69,061	4,081

Credit Suisse Group A.G. (Registered) *	116,643	3,078

Givaudan S.A. (Registered) *	2,509	3,083

Novartis A.G. (Registered)	87,615	6,239

Roche Holding A.G. (Genusschein)	27,566	6,436

Syngenta A.G. (Registered)	7,012	2,931

		27,335

United Kingdom – 18.3%

Barclays PLC	1,580,282	7,004

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% – continued

United Kingdom – 18.3% – continued

BP PLC	655,627	$4,604

Compass Group PLC	212,572	2,716

G4S PLC	600,608	2,667

GlaxoSmithKline PLC	184,948	4,329

Man Group PLC	2,126,453	2,884

Prudential PLC	326,058	5,306

Rolls-Royce Holdings PLC *	135,048	2,320

Standard Chartered PLC	195,432	5,063

Vodafone Group PLC	2,109,531	5,987

WPP PLC	292,219	4,674
		47,554

United States – 4.3%

Halliburton Co.	125,894	5,087

Mead Johnson Nutrition Co.	26,593	2,060

Schlumberger Ltd.	52,961	3,966
		11,113
Total Common Stocks (1)
(Cost $202,696)		244,180

PREFERRED STOCKS – 3.7%

Brazil – 1.9%

Itau Unibanco Holding S.A. ADR	278,538	4,958

Germany – 1.8%

Volkswagen A.G.	23,249	4,621
Total Preferred Stocks (1)
(Cost $10,027)		9,579

INVESTMENT COMPANIES – 2.0%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01%(2)(3)	5,124,975	5,125
Total Investment Companies
(Cost $5,125)		5,125

Total Investments – 99.6%
(Cost $217,848)		258,884

Other Assets less Liabilities – 0.4%		1,036
NET ASSETS – 100.0%		$259,920

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $3,881,000 with net purchases of approximately $1,244,000 during the fiscal year ended March 31, 2013.
(3)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the International Equity Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	8.7%
Consumer Staples	7.6
Energy	11.5
Financials	27.5
Health Care	9.2
Industrials	15.1
Information Technology	7.4
Materials	7.2
Telecommunication Services	4.8
Utilities	1.0

Total	100.0%

At March 31, 2013, the International Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	34.4%
British Pound	20.4
United States Dollar	11.1
Swiss Franc	10.8
Japanese Yen	9.3
All other currencies less than 5%	14.0

Total	100.0%

At March 31, 2013, the International Equity Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Singapore Dollar	160	United States Dollar	129	4/1/13	$– *
Australian Dollar	235	United States Dollar	245	4/2/13	– *
British Pound	1,126	United States Dollar	1,710	4/2/13	– *
Danish Krone	220	United States Dollar	38	4/2/13	– *

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Euro	2,169	United States Dollar	2,782	4/2/13	$2
Hong Kong Dollar	1,545	United States Dollar	199	4/2/13	–*
Swedish Krona	1,548	United States Dollar	238	4/2/13	–*
Swiss Franc	922	United States Dollar	972	4/2/13	1

Total					$3

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in the portfolio on March 31, 2013 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$2,905	$14,598	$ –	$17,503
Consumer Staples	2,060	17,266	–	19,326
Energy	11,735	17,341	–	29,076
Financials	10,398	54,482	–	64,880
Health Care	–	23,270	–	23,270
Industrials	9,975	28,320	–	38,295
Information Technology	3,479	15,290	–	18,769
Materials	6,519	11,685	–	18,204
Telecommunication Services	6,247	5,988	–	12,235
Utilities	–	2,622	–	2,622
Preferred Stocks
Consumer Discretionary	–	4,621	–	4,621
Financials	4,958	–	–	4,958
Investment Companies	5,125	–	–	5,125
Total Investments	$63,401	$195,483	$ –	$258,884

OTHER FINANCIAL INSTRUMENTS
Assets
Foreign Currency
Exchange Contracts	$ –	$3	$ –	$3

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

Industry	Value (000s)	Reason
Common Stocks
Financials	$10,398	Valuations at unadjusted quoted market price
Industrials	9,975	Valuations at unadjusted quoted market price
Information Technology	3,479	Valuations at unadjusted quoted market price
Total	$23,852

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1%

Aerospace/Defense – 1.6%

Boeing (The) Co.	28,507	$2,447

Agriculture – 2.7%

Philip Morris International, Inc.	42,634	3,953

Apparel – 2.2%

Coach, Inc.	21,485	1,074

VF Corp.	13,430	2,253
		3,327

Banks – 10.7%

BB&T Corp.	50,094	1,572

Capital One Financial Corp.	25,702	1,412

Citigroup, Inc.	41,193	1,822

JPMorgan Chase & Co.	112,596	5,344

U.S. Bancorp	53,754	1,824

Wells Fargo & Co.	107,691	3,984
		15,958

Beverages – 0.5%

Monster Beverage Corp. *	15,063	719

Biotechnology – 2.4%

Amgen, Inc.	20,439	2,095

Celgene Corp. *	13,004	1,508
		3,603

Chemicals – 3.8%

E.I. du Pont de Nemours & Co.	41,922	2,061

Monsanto Co.	18,034	1,905

Potash Corp. of Saskatchewan, Inc.	42,676	1,675
		5,641

Computers – 8.2%

Apple, Inc.	14,120	6,250

EMC Corp. *	129,814	3,101

International Business Machines Corp.	7,242	1,545

Teradata Corp. *	23,410	1,370
		12,266

Cosmetics/Personal Care – 1.0%

Procter & Gamble (The) Co.	19,900	1,534

Diversified Financial Services – 1.1%

IntercontinentalExchange, Inc. *	10,213	1,665

Electric – 1.5%

Southern (The) Co.	48,452	2,273

Electrical Components & Equipment – 1.4%

Emerson Electric Co.	35,966	2,009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Electronics – 1.2%

Honeywell International, Inc.	23,294	$1,755

Healthcare – Products – 3.7%

C.R. Bard, Inc.	18,228	1,837

Hologic, Inc. *	84,434	1,908

St. Jude Medical, Inc.	43,523	1,760
		5,505

Household Products/Wares – 0.9%

Church & Dwight Co., Inc.	19,694	1,273

Insurance – 3.6%

American International Group, Inc. *	40,397	1,568

CNO Financial Group, Inc.	124,677	1,427

MetLife, Inc.	62,959	2,394
		5,389

Internet – 1.3%

Google, Inc., Class A *	2,408	1,912

Media – 3.3%

Comcast Corp., Class A	34,334	1,442

Time Warner Cable, Inc.	16,735	1,608

Walt Disney (The) Co.	32,482	1,845
		4,895

Metal Fabrication/Hardware – 1.2%

Precision Castparts Corp.	9,683	1,836

Mining – 1.0%

BHP Billiton Ltd. ADR	20,794	1,423

Miscellaneous Manufacturing – 5.0%

Danaher Corp.	27,134	1,687

Dover Corp.	13,926	1,015

General Electric Co.	201,958	4,669
		7,371

Oil & Gas – 10.0%

Apache Corp.	17,150	1,323

BP PLC ADR	42,339	1,793

Chevron Corp.	25,570	3,038

Exxon Mobil Corp.	56,722	5,111

Noble Corp.	65,210	2,488

Noble Energy, Inc.	10,266	1,188
		14,941

Oil & Gas Services – 2.9%

National Oilwell Varco, Inc.	23,574	1,668

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Oil & Gas Services – 2.9% – continued

Schlumberger Ltd.	34,859	$2,610
		4,278

Pharmaceuticals – 6.8%

Express Scripts Holding Co. *	52,312	3,016

Merck & Co., Inc.	88,206	3,901

Pfizer, Inc.	112,742	3,254
		10,171

Real Estate Investment Trusts – 1.5%

Digital Realty Trust, Inc.	33,626	2,250

Retail – 11.3%

CVS Caremark Corp.	61,493	3,382

Dick’s Sporting Goods, Inc.	41,059	1,942

Dollar General Corp. *	30,873	1,562

McDonald’s Corp.	31,130	3,103

Starbucks Corp.	47,268	2,692

Target Corp.	23,981	1,642

TJX Cos., Inc.	54,579	2,552
		16,875

Semiconductors – 3.0%

Intel Corp.	85,504	1,869

QUALCOMM, Inc.	39,735	2,660
		4,529

Software – 2.2%

Citrix Systems, Inc. *	18,001	1,299

Oracle Corp.	61,918	2,002
		3,301

Telecommunications – 3.1%

Cisco Systems, Inc.	147,647	3,087

Vodafone Group PLC ADR	55,758	1,584
		4,671
Total Common Stocks
(Cost $119,996)		147,770

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.9%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)(2)	1,309,785	$1,310
Total Investment Companies
(Cost $1,310)		1,310

Total Investments – 100.0%
(Cost $121,306)		149,080

Other Assets less Liabilities – 0.0%		61
NET ASSETS – 100.0%		$149,141

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,177,000 with net purchases of approximately $133,000 during the fiscal year ended March 31, 2013.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Large Cap Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.7%
Consumer Staples	7.4
Energy	13.0
Financials	17.1
Health Care	13.0
Industrials	10.4
Information Technology	17.0
Materials	4.8
Telecommunication Services	1.1
Utilities	1.5

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND continued	MARCH 31, 2013

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Equity Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$147,770	(1)	$ –	$ –	$147,770
Investment Companies	1,310		–	–	1,310
Total Investments	$149,080		$ –	$ –	$149,080

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1%

Aerospace/Defense – 1.1%

Boeing (The) Co.	24,988	$2,145

Apparel – 2.4%

Michael Kors Holdings Ltd. *	35,508	2,016

NIKE, Inc., Class B	47,583	2,808
		4,824

Beverages – 2.0%

PepsiCo, Inc.	49,274	3,898

Biotechnology – 7.6%

Alexion Pharmaceuticals, Inc. *	36,949	3,404

Biogen Idec, Inc. *	20,024	3,863

Celgene Corp. *	44,757	5,188

Gilead Sciences, Inc. *	53,954	2,640
		15,095

Chemicals – 3.1%

E.I. du Pont de Nemours & Co.	63,901	3,141

Monsanto Co.	28,872	3,050
		6,191

Commercial Services – 2.7%

Mastercard, Inc., Class A	9,691	5,244

Computers – 9.6%

Apple, Inc.	24,370	10,787

EMC Corp. *	76,624	1,831

Fusion-io, Inc. *	70,376	1,152

International Business Machines Corp.	12,184	2,599

Teradata Corp. *	42,972	2,514
		18,883

Cosmetics/Personal Care – 1.3%

Estee Lauder (The) Cos., Inc., Class A	41,006	2,626

Distribution/Wholesale – 1.0%

W.W. Grainger, Inc.	8,764	1,972

Diversified Financial Services – 3.3%

American Express Co.	32,099	2,165

IntercontinentalExchange, Inc. *	14,030	2,288

T. Rowe Price Group, Inc.	27,030	2,024
		6,477

Electronics – 1.2%

Trimble Navigation Ltd. *	77,158	2,312

Engineering & Construction – 0.5%

Jacobs Engineering Group, Inc. *	17,958	1,010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Environmental Control – 1.5%

Stericycle, Inc. *	27,193	$2,887

Food – 1.8%

Whole Foods Market, Inc.	42,121	3,654

Healthcare – Products – 3.7%

Covidien PLC	35,822	2,430

Edwards Lifesciences Corp. *	21,643	1,779

Intuitive Surgical, Inc. *	6,393	3,140
		7,349

Internet – 10.0%

Amazon.com, Inc. *	17,047	4,543

F5 Networks, Inc. *	21,264	1,894

Facebook, Inc., Class A *	31,134	797

Google, Inc., Class A *	11,963	9,499

priceline.com, Inc. *	4,540	3,123
		19,856

Machinery – Diversified – 1.0%

Cummins, Inc.	17,608	2,039

Media – 2.6%

DIRECTV *	26,424	1,496

Walt Disney (The) Co.	62,536	3,552
		5,048

Metal Fabrication/Hardware – 1.4%

Precision Castparts Corp.	14,608	2,770

Mining – 0.5%

Freeport-McMoRan Copper & Gold, Inc.	27,014	894

Miscellaneous Manufacturing – 2.3%

Danaher Corp.	55,998	3,480

Eaton Corp. PLC	15,910	975
		4,455

Oil & Gas – 1.5%

Noble Energy, Inc.	24,979	2,889

Oil & Gas Services – 3.2%

National Oilwell Varco, Inc.	47,527	3,363

Schlumberger Ltd.	40,605	3,041
		6,404

Pharmaceuticals – 6.6%

AbbVie, Inc.	60,251	2,457

Allergan, Inc.	19,421	2,168

BioMarin Pharmaceutical, Inc. *	32,279	2,010

Bristol-Myers Squibb Co.	41,175	1,696

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Pharmaceuticals – 6.6% – continued

Express Scripts Holding Co. *	51,457	$2,966

Perrigo Co.	14,118	1,676
		12,973

Real Estate Investment Trusts – 2.2%

American Tower Corp.	31,588	2,429

Digital Realty Trust, Inc.	27,628	1,848
		4,277

Retail – 9.9%

Costco Wholesale Corp.	26,691	2,832

Dick’s Sporting Goods, Inc.	25,182	1,191

Home Depot (The), Inc.	39,414	2,750

Lululemon Athletica, Inc. *	14,021	874

McDonald’s Corp.	31,358	3,126

Panera Bread Co., Class A *	10,143	1,676

Starbucks Corp.	54,912	3,128

Tractor Supply Co.	21,362	2,225

Ulta Salon Cosmetics & Fragrance, Inc. *	22,634	1,837
		19,639

Semiconductors – 3.1%

KLA-Tencor Corp.	29,272	1,544

QUALCOMM, Inc.	68,608	4,593
		6,137

Software – 5.3%

Cerner Corp. *	11,027	1,045

Citrix Systems, Inc. *	38,840	2,803

Red Hat, Inc. *	38,614	1,952

Salesforce.com, Inc. *	18,431	3,296

VMware, Inc., Class A *	18,435	1,454
		10,550

Telecommunications – 2.8%

Aruba Networks, Inc. *	77,373	1,914

Verizon Communications, Inc.	73,625	3,619
		5,533

Transportation – 1.9%

Kansas City Southern	34,063	3,778
Total Common Stocks
(Cost $145,212)		191,809

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.3%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)(2)	6,586,161	$6,586
Total Investment Companies
(Cost $6,586)		6,586

Total Investments – 100.4%
(Cost $151,798)		198,395

Liabilities less Other Assets – (0.4)%		(786)
NET ASSETS – 100.0%		$197,609

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $3,386,000 with net purchases of approximately $3,200,000 during the fiscal year ended March 31, 2013.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Large Cap Growth Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	17.9%
Consumer Staples	6.8
Energy	4.8
Financials	5.6
Health Care	19.0
Industrials	11.0
Information Technology	29.3
Materials	3.7
Telecommunication Sevices	1.9

Total	100.0%

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Growth Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$191,809	(1)	$ –	$ –	$191,809
Investment Companies	6,586		–	–	6,586
Total Investments	$198,395		$ –	$ –	$198,395

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0%

Advertising – 2.0%

Omnicom Group, Inc.	36,529	$2,152

Aerospace/Defense – 2.9%

Boeing (The) Co.	36,588	3,141

Agriculture – 1.2%

Philip Morris International, Inc.	14,364	1,332

Apparel – 2.0%

Coach, Inc.	44,136	2,206

Auto Parts & Equipment – 1.8%

Johnson Controls, Inc.	56,660	1,987

Banks – 11.0%

Bank of New York Mellon (The) Corp.	51,475	1,441

Goldman Sachs Group (The), Inc.	19,610	2,886

JPMorgan Chase & Co.	62,564	2,969

PNC Financial Services Group, Inc.	16,681	1,109

Wells Fargo & Co.	93,081	3,443
		11,848

Beverages – 1.5%

PepsiCo, Inc.	19,735	1,561

Chemicals – 1.4%

Dow Chemical (The) Co.	48,009	1,529

Computers – 1.9%

Apple, Inc.	694	307

Hewlett-Packard Co.	73,648	1,756
		2,063

Diversified Financial Services – 7.4%

BlackRock, Inc.	10,605	2,724

CME Group, Inc.	40,385	2,479

Invesco Ltd.	95,533	2,767
		7,970

Healthcare – Products – 3.0%

Medtronic, Inc.	47,887	2,249

St. Jude Medical, Inc.	23,699	958
		3,207

Housewares – 2.4%

Newell Rubbermaid, Inc.	98,073	2,560

Insurance – 7.5%

Allstate (The) Corp.	59,110	2,901

MetLife, Inc.	71,896	2,733

Prudential Financial, Inc.	41,792	2,465
		8,099

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Leisure Time – 2.0%

Carnival Corp.	63,315	$2,172

Mining – 1.8%

Freeport-McMoRan Copper & Gold, Inc.	49,961	1,653

Newmont Mining Corp.	7,968	334
		1,987

Miscellaneous Manufacturing – 6.0%

3M Co.	9,629	1,024

General Electric Co.	113,508	2,624

Siemens A.G. ADR	25,918	2,794
		6,442

Oil & Gas – 11.9%

BP PLC ADR	57,610	2,440

Chevron Corp.	29,903	3,553

Ensco PLC, Class A	35,155	2,109

Exxon Mobil Corp.	38,498	3,469

Occidental Petroleum Corp.	15,984	1,253
		12,824

Oil & Gas Services – 4.5%

Baker Hughes, Inc.	60,506	2,808

Schlumberger Ltd.	27,715	2,076
		4,884

Pharmaceuticals – 10.5%

Abbott Laboratories	22,457	793

AbbVie, Inc.	22,660	924

Johnson & Johnson	28,546	2,328

Merck & Co., Inc.	47,233	2,089

Pfizer, Inc.	105,864	3,055

Teva Pharmaceutical Industries Ltd. ADR	54,376	2,158
		11,347

Retail – 2.0%

Target Corp.	31,066	2,126

Savings & Loans – 1.9%

New York Community Bancorp, Inc.	143,824	2,064

Semiconductors – 3.7%

Applied Materials, Inc.	92,843	1,251

Intel Corp.	122,966	2,687
		3,938

Software – 2.1%

Microsoft Corp.	77,398	2,214

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Telecommunications – 6.6%

AT&T, Inc.	58,399	$2,143

Cisco Systems, Inc.	114,213	2,388

Vodafone Group PLC ADR	89,453	2,541
		7,072
Total Common Stocks
(Cost $82,010)		106,725

INVESTMENT COMPANIES – 0.9%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)(2)	989,995	990
Total Investment Companies
(Cost $990)		990

Total Investments – 99.9%
(Cost $83,000)		107,715

Other Assets less Liabilities – 0.1%		59
NET ASSETS – 100.0%		$107,774

(1)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $2,058,000 with net sales of approximately $1,068,000 during the fiscal year ended March 31, 2013.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Large Cap Value Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.4%
Consumer Staples	2.7
Energy	16.6
Financials	28.1
Health Care	13.6
Industrials	9.0
Information Technology	9.9
Materials	3.3
Telecommunication Services	4.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Value Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$106,725	(1)	$ –	$ –	$106,725
Investment Companies	990		–	–	990
Total Investments	$107,715		$ –	$ –	$107,715

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8%

Advertising – 0.0%

Harte-Hanks, Inc.	7,184	$56

Marchex, Inc., Class B	3,371	14
		70

Aerospace/Defense – 1.5%

AAR Corp.	4,086	75

Aerovironment, Inc. *	1,213	22

Alliant Techsystems, Inc.	4,400	319

Astronics Corp. *	3,044	91

Astronics Corp., Class B *	601	18

Breeze-Eastern Corp. *	6,755	56

Cubic Corp.	4,053	173

Curtiss-Wright Corp.	5,543	192

Ducommun, Inc. *	2,979	59

Esterline Technologies Corp. *	3,270	247

GenCorp, Inc. *	13,200	175

HEICO Corp.	7,012	304

Kaman Corp.	4,166	148

Kratos Defense & Security Solutions, Inc. *	557	3

LMI Aerospace, Inc. *	1,714	36

Moog, Inc., Class A *	6,136	281

National Presto Industries, Inc.	937	75

Orbital Sciences Corp. *	6,353	106

SIFCO Industries, Inc.	522	10

Teledyne Technologies, Inc. *	5,467	429

Triumph Group, Inc.	4,856	381
		3,200

Agriculture – 0.3%

Adecoagro S.A. *	1,025	8

Alico, Inc.	1,147	53

Alliance One International, Inc. *	10,293	40

Andersons (The), Inc.	3,343	179

Cadiz, Inc. *	4,335	29

Griffin Land & Nurseries, Inc.	153	5

Tejon Ranch Co. *	2,858	85

Universal Corp.	3,527	198

Vector Group Ltd.	7,476	120
		717

Airlines – 0.7%

Alaska Air Group, Inc. *	9,783	626

Allegiant Travel Co.	2,868	255

Hawaiian Holdings, Inc. *	1,883	11

JetBlue Airways Corp. *	24,705	170

Republic Airways Holdings, Inc. *	1,618	19

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Airlines – 0.7% – continued

SkyWest, Inc.	7,999	$128

US Airways Group, Inc. *	18,928	321
		1,530

Apparel – 1.2%

Carter’s, Inc. *	5,981	342

Cherokee, Inc.	554	8

Columbia Sportswear Co.	2,590	150

Crocs, Inc. *	11,002	163

Delta Apparel, Inc. *	1,398	23

G-III Apparel Group Ltd. *	4,590	184

Iconix Brand Group, Inc. *	9,764	253

Jones Group (The), Inc.	11,151	142

K-Swiss, Inc., Class A *	2,442	11

Maidenform Brands, Inc. *	4,854	85

Oxford Industries, Inc.	2,859	152

Perry Ellis International, Inc.	2,702	49

Quiksilver, Inc. *	21,001	127

Skechers U.S.A., Inc., Class A *	4,070	86

Steven Madden Ltd. *	6,784	293

Superior Uniform Group, Inc.	3,836	46

True Religion Apparel, Inc.	4,454	116

Unifi, Inc. *	2,442	47

Weyco Group, Inc.	665	16

Wolverine World Wide, Inc.	7,727	343
		2,636

Auto Manufacturers – 0.0%

Wabash National Corp. *	8,018	81

Auto Parts & Equipment – 0.8%

American Axle & Manufacturing Holdings, Inc. *	2,964	40

Cooper Tire & Rubber Co.	8,555	220

Dana Holding Corp.	20,430	364

Dorman Products, Inc.	4,308	160

Fuel Systems Solutions, Inc. *	5,193	86

Gentherm, Inc. *	934	15

Miller Industries, Inc.	3,568	57

Modine Manufacturing Co. *	7,414	68

Spartan Motors, Inc.	1,367	7

Standard Motor Products, Inc.	4,184	116

Superior Industries International, Inc.	4,878	91

Tenneco, Inc. *	6,820	268

Titan International, Inc.	4,971	105
		1,597

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Banks – 5.8%

1st Source Corp.	5,711	$135

Alliance Bancorp, Inc. of Pennsylvania	567	8

American National Bankshares, Inc.	2,719	59

Ameris Bancorp *	827	12

Ames National Corp.	2,691	56

Arrow Financial Corp.	2,838	70

Banco Latinoamericano de Comercio Exterior S.A., Class E	3,734	92

Bancorp (The), Inc. *	1,480	20

BancorpSouth, Inc.	10,536	172

Bank of Kentucky Financial Corp.	1,025	28

Bank of Marin Bancorp	430	17

Bank of South Carolina Corp.	200	2

Bank of the Ozarks, Inc.	3,961	176

Banner Corp.	2,493	79

Bar Harbor Bankshares	1,851	68

BBCN Bancorp, Inc.	6,741	88

BCB Bancorp, Inc.	665	7

Berkshire Bancorp, Inc.	321	3

Boston Private Financial Holdings, Inc.	2,708	27

Bryn Mawr Bank Corp.	3,324	77

Camden National Corp.	832	28

Capital City Bank Group, Inc. *	4,080	50

Cardinal Financial Corp.	1,202	22

Cass Information Systems, Inc.	183	8

Cathay General Bancorp	10,685	215

Center Bancorp, Inc.	5,717	71

Centerstate Banks, Inc.	671	6

Century Bancorp, Inc., Class A	2,620	89

Chemical Financial Corp.	4,682	124

Citizens & Northern Corp.	688	13

City Holding Co.	2,720	108

CoBiz Financial, Inc.	1,644	13

Columbia Banking System, Inc.	3,382	74

Commercial National Financial Corp.	121	3

Community Bank System, Inc.	5,436	161

Community Trust Bancorp, Inc.	2,557	87

CVB Financial Corp.	13,772	155

Eagle Bancorp, Inc. *	4,080	89

Enterprise Bancorp, Inc.	657	11

Enterprise Financial Services Corp.	803	12

Farmers Capital Bank Corp. *	663	12

Fidelity Southern Corp. *	1,752	20

Financial Institutions, Inc.	3,794	76

First Bancorp	1,578	21

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Banks – 5.8% – continued

First Bancorp, Inc.	3,247	$58

First Busey Corp.	15,652	72

First Citizens Bancorporation, Inc.	8	5

First Citizens BancShares, Inc., Class A	772	141

First Community Bancshares, Inc.	4,626	73

First Financial Bancorp	7,296	117

First Financial Bankshares, Inc.	4,752	231

First Financial Corp.	2,863	90

First Horizon National Corp. - (Fractional Shares) *	38,609	–

First Merchants Corp.	1,221	19

First Midwest Bancorp, Inc.	10,190	135

First of Long Island (The) Corp.	2,638	78

First South Bancorp, Inc. *	522	3

FirstMerit Corp.	12,611	208

FNB Corp.	19,075	231

German American Bancorp, Inc.	411	9

Glacier Bancorp, Inc.	8,017	152

Great Southern Bancorp, Inc.	5,851	143

Guaranty Bancorp *	4,886	10

Hancock Holding Co.	7,751	240

Hanmi Financial Corp. *	4,851	78

Hawthorn Bancshares, Inc.	611	7

Heartland Financial USA, Inc.	663	17

Heritage Financial Corp.	657	10

Home BancShares, Inc.	372	14

Hudson Valley Holding Corp.	186	3

Iberiabank Corp.	5,011	251

Independent Bank Corp.	3,525	115

International Bancshares Corp.	9,341	194

Jeffersonville Bancorp	214	2

Lakeland Bancorp, Inc.	7,490	74

Lakeland Financial Corp.	1,080	29

MainSource Financial Group, Inc.	1,204	17

MB Financial, Inc.	6,237	151

Merchants Bancshares, Inc.	2,461	74

Metro Bancorp, Inc. *	814	13

Middleburg Financial Corp.	2,590	50

MidSouth Bancorp, Inc.	798	13

MidWestOne Financial Group, Inc.	525	13

National Bankshares, Inc.	1,900	66

National Penn Bancshares, Inc.	15,172	162

NBT Bancorp, Inc.	5,198	115

Northrim BanCorp, Inc.	3,051	69

Norwood Financial Corp.	2,047	63

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Banks – 5.8% – continued

Ohio Valley Banc Corp.	758	$16

Old National Bancorp	13,783	190

Oriental Financial Group, Inc.	7,671	119

Orrstown Financial Services, Inc. *	1,758	26

Pacific Continental Corp.	814	9

PacWest Bancorp	4,845	141

Park National Corp.	2,051	143

Peapack Gladstone Financial Corp.	671	10

Peoples Bancorp, Inc.	832	19

Peoples Financial Corp.	421	5

Pinnacle Financial Partners, Inc. *	4,626	108

Popular, Inc. *	10,937	302

Premier Financial Bancorp, Inc.	951	11

PrivateBancorp, Inc.	8,212	155

Prosperity Bancshares, Inc.	7,259	344

QCR Holdings, Inc.	716	12

Renasant Corp.	2,163	48

Republic Bancorp, Inc., Class A	1,964	44

Republic First Bancorp, Inc. *	1,490	4

S&T Bancorp, Inc.	4,885	91

S.Y. Bancorp, Inc.	2,809	63

Sandy Spring Bancorp, Inc.	4,070	82

SCBT Financial Corp.	4,201	212

Seacoast Banking Corp. of Florida *	4,325	9

Shore Bancshares, Inc. *	832	6

Sierra Bancorp	832	11

Signature Bank *	4,664	367

Simmons First National Corp., Class A	2,728	69

Southern National Bancorp of Virginia, Inc.	712	7

Southside Bancshares, Inc.	3,005	63

Southwest Bancorp, Inc. *	827	10

StellarOne Corp.	1,236	20

Sterling Bancorp	942	10

Sterling Financial Corp.	3,636	79

Suffolk Bancorp *	665	9

Sun Bancorp, Inc. *	1,750	6

Susquehanna Bancshares, Inc.	19,743	245

SVB Financial Group *	4,614	327

Synovus Financial Corp.	110,116	305

Texas Capital Bancshares, Inc. *	4,704	190

Tompkins Financial Corp.	2,525	107

TowneBank	1,547	23

Trico Bancshares	3,113	53

TrustCo Bank Corp. NY	9,086	51

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Banks – 5.8% – continued

Trustmark Corp.	6,523	$163

UMB Financial Corp.	4,886	240

Umpqua Holdings Corp.	14,521	193

Union First Market Bankshares Corp.	832	16

United Bancorp, Inc.	665	5

United Bankshares, Inc.	5,701	152

United Community Bancorp	671	7

United Community Banks, Inc. *	5,944	67

Univest Corp. of Pennsylvania	554	10

Valley National Bancorp	696	7

ViewPoint Financial Group, Inc.	5,170	104

Washington Banking Co.	657	9

Washington Trust Bancorp, Inc.	3,652	100

Webster Financial Corp.	9,884	240

WesBanco, Inc.	2,578	62

West Bancorporation, Inc.	1,095	12

Westamerica Bancorporation	3,391	154

Western Alliance Bancorp *	7,543	104

Wilshire Bancorp, Inc. *	693	5

Wintrust Financial Corp.	4,958	184

Yadkin Valley Financial Corp. *	2,176	9
		12,243

Beverages – 0.2%

Boston Beer (The) Co., Inc., Class A *	1,332	213

Coca-Cola Bottling Co. Consolidated	1,745	105

Craft Brew Alliance, Inc. *	7,645	57

Farmer Bros. Co. *	6,889	101

National Beverage Corp.	3,106	44
		520

Biotechnology – 1.8%

Acorda Therapeutics, Inc. *	6,615	212

Aegerion Pharmaceuticals, Inc. *	5,117	206

Affymax, Inc. *	1,783	3

Arena Pharmaceuticals, Inc. *	5,157	42

Arqule, Inc. *	2,150	6

Astex Pharmaceuticals *	1,890	8

Cambrex Corp. *	21,932	281

Celldex Therapeutics, Inc. *	7,623	88

Charles River Laboratories International, Inc. *	6,899	305

Cubist Pharmaceuticals, Inc. *	7,970	373

Curis, Inc. *	2,168	7

Cytokinetics, Inc. *	3,516	4

Emergent Biosolutions, Inc. *	7,816	109

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Biotechnology – 1.8% – continued

Enzo Biochem, Inc. *	1,638	$4

Exact Sciences Corp. *	6,200	61

Exelixis, Inc. *	14,397	67

GTx, Inc. *	1,780	7

Harvard Bioscience, Inc. *	2,297	13

ImmunoGen, Inc. *	5,542	89

Immunomedics, Inc. *	17,772	43

Incyte Corp. Ltd. *	10,190	239

Insmed, Inc. *	7,529	56

InterMune, Inc. *	13,530	122

Lexicon Pharmaceuticals, Inc. *	2,047	5

Ligand Pharmaceuticals, Inc., Class B *	6,423	171

Maxygen, Inc.	3,129	8

Medicines (The) Co. *	8,366	280

Momenta Pharmaceuticals, Inc. *	5,713	76

Myriad Genetics, Inc. *	2,331	59

Nanosphere, Inc. *	1,900	4

Novavax, Inc. *	2,970	7

NPS Pharmaceuticals, Inc. *	8,446	86

OncoGenex Pharmaceutical, Inc. *	5,496	62

PDL BioPharma, Inc.	21,339	156

Protalix BioTherapeutics, Inc. *	14,345	79

Puma Biotechnology, Inc. *	3,500	117

Repligen Corp. *	4,118	28

RTI Biologics, Inc. *	4,208	17

Sangamo Biosciences, Inc. *	3,803	36

Seattle Genetics, Inc. *	8,266	294

Sequenom, Inc. *	4,903	20

Spectrum Pharmaceuticals, Inc.	8,005	60

Vical, Inc. *	2,180	9
		3,919

Building Materials – 1.3%

AAON, Inc.	4,016	111

Apogee Enterprises, Inc.	7,262	210

Builders FirstSource, Inc. *	2,171	13

Comfort Systems USA, Inc.	7,176	101

Drew Industries, Inc.	6,385	232

Eagle Materials, Inc.	7,527	502

Gibraltar Industries, Inc. *	1,648	30

Griffon Corp.	6,914	82

Headwaters, Inc. *	13,003	142

Louisiana-Pacific Corp. *	19,595	423

LSI Industries, Inc.	1,228	9

NCI Building Systems, Inc. *	271	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Building Materials – 1.3% – continued

Nortek, Inc. *	100	$7

Quanex Building Products Corp.	4,304	69

Simpson Manufacturing Co., Inc.	4,903	150

Texas Industries, Inc. *	4,195	265

Trex Co., Inc. *	3,531	174

Universal Forest Products, Inc.	3,252	129

USG Corp. *	7,272	192
		2,846
Chemicals – 1.9%

A. Schulman, Inc.	5,305	167

Aceto Corp.	15,563	172

American Vanguard Corp.	4,028	123

Axiall Corp.	4,737	294

Balchem Corp.	4,013	176

Chemtura Corp. *	13,054	282

Ferro Corp. *	16,374	111

H.B. Fuller Co.	7,193	281

Hawkins, Inc.	2,627	105

Innophos Holdings, Inc.	3,574	195

Innospec, Inc.	5,960	264

Intrepid Potash, Inc.	7,400	139

KMG Chemicals, Inc.	2,590	50

Kraton Performance Polymers, Inc. *	2,610	61

Landec Corp. *	1,615	23

Minerals Technologies, Inc.	4,872	202

Oil-Dri Corp. of America	285	8

Olin Corp.	12,592	318

OM Group, Inc. *	3,239	76

OMNOVA Solutions, Inc. *	13,926	107

PolyOne Corp.	992	24

Quaker Chemical Corp.	3,657	216

Sensient Technologies Corp.	6,849	268

Stepan Co.	4,084	258

Zep, Inc.	3,913	59

Zoltek Cos., Inc. *	2,555	31
		4,010
Coal – 0.2%

Arch Coal, Inc.	28,800	156

Cloud Peak Energy, Inc. *	7,272	137

SunCoke Energy, Inc. *	9,600	157

Westmoreland Coal Co. *	689	8
		458

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Commercial Services – 5.5%

Aaron’s, Inc.	1,212	$35

ABM Industries, Inc.	5,542	123

Acacia Research Corp. *	8,028	242

Advisory Board (The) Co. *	5,678	298

Albany Molecular Research, Inc. *	2,987	31

American Public Education, Inc. *	3,252	113

Arbitron, Inc.	4,627	217

ARC Document Solutions, Inc. *	3,139	9

Ascent Capital Group, Inc., Class A *	2,490	185

AVEO Pharmaceuticals, Inc. *	3,543	26

Barrett Business Services, Inc.	832	44

Bridgepoint Education, Inc. *	2,983	31

Brink’s (The) Co.	5,128	145

Cardtronics, Inc. *	5,151	141

CBIZ, Inc. *	9,230	59

CDI Corp.	1,559	27

Cenveo, Inc. *	3,537	8

Chemed Corp.	4,052	324

Collectors Universe	10,529	124

Consolidated Graphics, Inc. *	1,855	73

Convergys Corp.	15,353	261

CoreLogic, Inc. *	12,214	316

Corporate Executive Board (The) Co.	5,299	308

Corvel Corp. *	2,594	128

CoStar Group, Inc. *	4,018	440

CRA International, Inc. *	3,136	70

Cross Country Healthcare, Inc. *	2,693	14

Deluxe Corp.	5,959	247

Electro Rent Corp.	6,278	116

Ennis, Inc.	5,021	76

Euronet Worldwide, Inc. *	7,739	204

ExamWorks Group, Inc. *	3,905	68

ExlService Holdings, Inc. *	4,347	143

Forrester Research, Inc.	4,470	142

Franklin Covey Co. *	1,076	16

FTI Consulting, Inc. *	5,035	190

Global Cash Access Holdings, Inc. *	5,013	35

Grand Canyon Education, Inc. *	3,200	81

Great Lakes Dredge & Dock Corp.	3,918	26

H&E Equipment Services, Inc.	2,285	47

Hackett Group (The), Inc.	2,585	12

Healthcare Services Group, Inc.	9,100	233

Heartland Payment Systems, Inc.	5,097	168

Hill International, Inc. *	1,354	4

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Commercial Services – 5.5% – continued

HMS Holdings Corp. *	12,742	$346

Huron Consulting Group, Inc. *	2,952	119

ICF International, Inc. *	1,386	38

Information Services Group, Inc. *	2,979	6

Insperity, Inc.	4,236	120

Intersections, Inc.	1,238	12

K12, Inc. *	6,845	165

Kelly Services, Inc., Class A	5,273	99

Kforce, Inc.	5,830	95

Korn/Ferry International *	5,594	100

Landauer, Inc.	1,643	93

Learning Tree International, Inc. *	663	2

Live Nation Entertainment, Inc. *	15,684	194

Mac-Gray Corp.	938	12

Matthews International Corp., Class A	4,590	160

MAXIMUS, Inc.	7,349	588

McGrath RentCorp	4,359	136

Medifast, Inc. *	554	13

MoneyGram International, Inc. *	234	4

Monro Muffler Brake, Inc.	4,196	167

Multi-Color Corp.	3,073	79

National Research Corp.	2,630	153

Navigant Consulting, Inc. *	7,340	96

Odyssey Marine Exploration, Inc. *	3,782	12

On Assignment, Inc. *	4,617	117

PAREXEL International Corp. *	8,446	334

PDI, Inc. *	1,116	7

Pendrell Corp. *	40,851	68

PHH Corp. *	7,199	158

Providence Service (The) Corp. *	5,881	109

QC Holdings, Inc.	1,359	4

Rent-A-Center, Inc.	7,312	270

Resources Connection, Inc.	6,635	84

Sotheby’s	7,783	291

Standard Parking Corp. *	4,892	101

StarTek, Inc. *	1,080	6

Steiner Leisure Ltd. *	1,498	72

Stewart Enterprises, Inc., Class A	11,450	106

Team, Inc. *	3,511	144

TeleTech Holdings, Inc. *	7,326	155

TrueBlue, Inc. *	5,035	106

Universal Technical Institute, Inc.	1,645	21

Valassis Communications, Inc.	6,223	186

Viad Corp.	4,623	128

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued
Commercial Services – 5.5% – continued

VistaPrint N.V. *	4,781	$185

Volt Information Sciences, Inc. *	2,331	20

WEX, Inc. *	6,662	523
		11,604
Computers – 2.0%

3D Systems Corp. *	10,122	326

Agilysys, Inc. *	9,102	90

Astro-Med, Inc.	863	8

CACI International, Inc., Class A *	3,889	225

CIBER, Inc. *	6,513	31

Computer Services, Inc.	2,424	73

Computer Task Group, Inc.	3,597	77

Cray, Inc. *	1,359	32

Datalink Corp. *	5,659	68

Digimarc Corp.	2,590	57

Dynamics Research Corp. *	832	5

Electronics for Imaging, Inc. *	7,000	177

iGATE Corp. *	2,859	54

Imation Corp. *	2,848	11

Immersion Corp. *	2,174	25

Insight Enterprises, Inc. *	7,605	157

j2 Global, Inc.	7,902	310

Lexmark International, Inc., Class A	9,400	248

LivePerson, Inc. *	7,428	101

Manhattan Associates, Inc. *	3,945	293

Mattersight Corp. *	1,758	7

Mentor Graphics Corp.	11,612	210

MTS Systems Corp.	4,320	251

Netscout Systems, Inc. *	6,786	167

PAR Technology Corp. *	4,019	19

Radisys Corp. *	949	5

Rimage Corp.	412	4

Riverbed Technology, Inc. *	1,206	18

Silicon Graphics International Corp. *	1,751	24

Spansion, Inc., Class A *	4,195	54

Stratasys Ltd. *	3,587	266

Super Micro Computer, Inc. *	5,039	57

Sykes Enterprises, Inc. *	10,564	169

Synaptics, Inc. *	5,008	204

Syntel, Inc.	4,333	293

Transact Technologies, Inc.	951	7

Unisys Corp. *	4,615	105

Virtusa Corp. *	940	22

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Computers – 2.0% – continued

Vocera Communications, Inc. *	2,700	$62
		4,312
Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	3,943	159

Inter Parfums, Inc.	5,096	125

Revlon, Inc., Class A *	554	12
		296
Distribution/Wholesale – 1.0%

Beacon Roofing Supply, Inc. *	7,187	278

BlueLinx Holdings, Inc. *	2,586	7

Core-Mark Holding Co., Inc.	1,023	53

Houston Wire & Cable Co.	2,044	26

MWI Veterinary Supply, Inc. *	2,007	265

Owens & Minor, Inc.	8,397	273

Pool Corp.	6,791	326

Rentrak Corp. *	2,707	60

ScanSource, Inc. *	4,903	138

Titan Machinery, Inc. *	832	23

United Stationers, Inc.	7,364	285

Watsco, Inc.	3,819	321

WESCO International, Inc. *	1,990	145
		2,200
Diversified Financial Services – 2.2%

Aircastle Ltd.	4,604	63

Arlington Asset Investment Corp., Class A	554	14

Asset Acceptance Capital Corp. *	1,082	7

Atlanticus Holdings Corp. *	2,864	11

BGC Partners, Inc., Class A	2,030	9

Calamos Asset Management, Inc., Class A	1,913	23

California First National Bancorp	1,806	31

Cohen & Steers, Inc.	3,159	114

Credit Acceptance Corp. *	3,242	396

DFC Global Corp. *	5,062	84

Diamond Hill Investment Group, Inc.	477	37

Duff & Phelps Corp., Class A	4,347	67

Ellie Mae, Inc. *	2,600	63

Encore Capital Group, Inc. *	4,471	135

Evercore Partners, Inc., Class A	3,935	164

FBR & Co. *	1,155	22

Financial Engines, Inc.	2,797	101

GAMCO Investors, Inc., Class A	2,567	136

GFI Group, Inc.	10,594	35

Higher One Holdings, Inc. *	5,408	48

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Diversified Financial Services – 2.2% – continued

Institutional Financial Markets, Inc.	894	$2

Interactive Brokers Group, Inc., Class A	7,896	118

INTL. FCStone, Inc. *	4,185	73

Investment Technology Group, Inc. *	9,852	109

Janus Capital Group, Inc.	21,912	206

JMP Group, Inc.	944	7

MarketAxess Holdings, Inc.	4,876	182

MicroFinancial, Inc.	2,182	18

National Financial Partners Corp. *	6,902	155

Nelnet, Inc., Class A	6,123	207

NewStar Financial, Inc. *	1,744	23

Ocwen Financial Corp. *	13,184	500

Piper Jaffray Cos. *	2,691	92

Portfolio Recovery Associates, Inc. *	2,306	293

Pzena Investment Management, Inc., Class A	4,321	28

SeaCube Container Leasing Ltd.	3,170	73

Siebert Financial Corp. *	858	1

Stifel Financial Corp. *	6,814	236

SWS Group, Inc. *	2,590	16

U.S. Global Investors, Inc., Class A	1,202	4

Virtus Investment Partners, Inc. *	956	178

Walter Investment Management Corp. *	6,208	231

Westwood Holdings Group, Inc.	522	23

World Acceptance Corp. *	3,239	278
		4,613

Electric – 1.9%

ALLETE, Inc.	5,101	250

Avista Corp.	9,471	260

Black Hills Corp.	5,845	257

CH Energy Group, Inc.	2,331	152

Cleco Corp.	8,527	401

El Paso Electric Co.	6,761	228

Empire District Electric (The) Co.	5,545	124

IDACORP, Inc.	7,890	381

MGE Energy, Inc.	2,827	157

NorthWestern Corp.	4,903	195

Ormat Technologies, Inc.	1,491	31

Otter Tail Corp.	4,895	152

Pike Electric Corp.	2,174	31

PNM Resources, Inc.	13,790	321

Portland General Electric Co.	11,515	349

UIL Holdings Corp.	7,366	292

Unitil Corp.	3,648	103

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Electric – 1.9% – continued

UNS Energy Corp.	6,042	$296
		3,980

Electrical Components & Equipment – 1.1%

Acuity Brands, Inc.	5,870	407

Advanced Energy Industries, Inc. *	9,510	174

Belden, Inc.	7,283	376

Encore Wire Corp.	1,471	52

EnerSys, Inc. *	5,949	271

Generac Holdings, Inc.	2,797	99

General Cable Corp. *	7,086	260

Graham Corp.	2,421	60

Insteel Industries, Inc.	1,900	31

Littelfuse, Inc.	2,908	197

Orion Energy Systems, Inc. *	1,350	3

Powell Industries, Inc. *	2,881	151

PowerSecure International, Inc. *	1,480	19

SL Industries, Inc.	839	15

SunPower Corp. *	7,256	84

Ultralife Corp. *	2,321	10

Universal Display Corp. *	5,394	159
		2,368

Electronics – 2.5%

American Science & Engineering, Inc.	1,960	120

Analogic Corp.	2,439	193

Badger Meter, Inc.	3,510	188

Bel Fuse, Inc., Class B	1,614	25

Benchmark Electronics, Inc. *	6,499	117

Brady Corp., Class A	8,272	277

Checkpoint Systems, Inc. *	6,369	83

Coherent, Inc.	3,449	196

CTS Corp.	7,065	74

CyberOptics Corp. *	4,153	23

Cymer, Inc. *	3,516	338

Daktronics, Inc.	10,656	112

Electro Scientific Industries, Inc.	5,947	66

ESCO Technologies, Inc.	3,532	144

FARO Technologies, Inc. *	2,144	93

FEI Co.	5,282	341

Identive Group, Inc. *	3,378	5

II-VI, Inc. *	6,271	107

Image Sensing Systems, Inc. *	800	4

Itron, Inc. *	4,561	212

Measurement Specialties, Inc. *	3,113	124

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Electronics – 2.5% – continued

MEMSIC, Inc. *	2,294	$6

Mesa Laboratories, Inc.	1,769	94

Methode Electronics, Inc.	7,609	98

MOCON, Inc.	6,720	95

Multi-Fineline Electronix, Inc. *	3,570	55

Newport Corp. *	6,917	117

NVE Corp. *	1,530	86

OSI Systems, Inc. *	2,704	168

Park Electrochemical Corp.	3,087	78

Plexus Corp. *	4,745	115

Rofin-Sinar Technologies, Inc. *	5,165	140

Rogers Corp. *	3,400	162

Sanmina Corp. *	12,667	144

Sparton Corp. *	952	13

Stoneridge, Inc. *	1,103	8

Taser International, Inc. *	4,063	32

Transcat, Inc. *	283	2

TTM Technologies, Inc. *	9,466	72

Viasystems Group, Inc. *	3,543	46

Vishay Intertechnology, Inc. *	17,806	242

Vishay Precision Group, Inc. *	265	4

Watts Water Technologies, Inc., Class A	4,455	214

Woodward, Inc.	9,965	396

Zygo Corp. *	1,458	22
		5,251

Energy – Alternate Sources – 0.1%

Clean Energy Fuels Corp. *	5,072	66

Green Plains Renewable Energy, Inc. *	663	8

REX American Resources Corp. *	5,573	123
		197

Engineering & Construction – 0.8%

Aegion Corp. *	7,015	162

Argan, Inc.	6,182	92

Dycom Industries, Inc. *	7,139	141

EMCOR Group, Inc.	9,335	396

Exponent, Inc.	3,126	169

Granite Construction, Inc.	7,031	224

Integrated Electrical Services, Inc. *	1,638	10

Layne Christensen Co. *	3,503	75

MasTec, Inc. *	7,875	230

Michael Baker Corp.	4,073	100

MYR Group, Inc. *	2,405	59

National Technical Systems, Inc. *	7,075	65

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Engineering & Construction – 0.8% – continued

Orion Marine Group, Inc. *	1,217	$12

Sterling Construction Co., Inc. *	554	6

VSE Corp.	1,611	40
		1,781

Entertainment – 1.3%

Bluegreen Corp. *	1,625	16

Carmike Cinemas, Inc. *	1,105	20

Churchill Downs, Inc.	2,305	161

Cinemark Holdings, Inc.	11,417	336

Dover Downs Gaming & Entertainment, Inc.	1,777	4

DreamWorks Animation SKG, Inc., Class A *	9,324	177

International Speedway Corp., Class A	4,755	155

Isle of Capri Casinos, Inc. *	9,582	60

Lakes Entertainment, Inc. *	3,801	11

Lions Gate Entertainment Corp. *	12,200	290

Madison Square Garden (The) Co., Class A *	2,983	172

Marriott Vacations Worldwide Corp. *	3,800	163

Multimedia Games Holding Co., Inc. *	1,638	34

National CineMedia, Inc.	4,895	77

Pinnacle Entertainment, Inc. *	8,470	124

Reading International, Inc., Class A *	1,223	7

Rick’s Cabaret International, Inc. *	6,433	57

Scientific Games Corp., Class A *	8,648	76

SHFL Entertainment, Inc. *	4,177	69

Six Flags Entertainment Corp.	6,154	446

Speedway Motorsports, Inc.	2,315	42

Vail Resorts, Inc.	4,173	260
		2,757

Environmental Control – 0.5%

Calgon Carbon Corp. *	8,913	161

Darling International, Inc. *	16,515	297

EnergySolutions, Inc. *	3,411	13

Fuel Tech, Inc. *	1,364	6

Heritage-Crystal Clean, Inc. *	665	10

Metalico, Inc. *	1,362	2

Met-Pro Corp.	832	9

Mine Safety Appliances Co.	3,781	188

Sharps Compliance Corp. *	2,237	6

Tetra Tech, Inc. *	7,987	243

TRC Cos., Inc. *	2,048	13

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Environmental Control – 0.5% – continued

US Ecology, Inc.	4,513	$120
		1,068

Food – 1.9%

Amcon Distributing Co.	515	40

Arden Group, Inc., Class A	1,151	116

B&G Foods, Inc.	9,174	280

Boulder Brands, Inc. *	1,610	14

Bridgford Foods Corp.	542	5

Calavo Growers, Inc.	554	16

Cal-Maine Foods, Inc.	2,968	126

Chiquita Brands International, Inc. *	6,510	51

Dean Foods Co. *	2,051	37

Feihe International, Inc. *	277	2

Fresh Del Monte Produce, Inc.	5,035	136

Fresh Market (The), Inc. *	3,729	159

Golden Enterprises, Inc.	624	2

Hain Celestial Group (The), Inc. *	5,572	340

Harris Teeter Supermarkets, Inc.	6,910	295

Ingles Markets, Inc., Class A	3,934	84

J&J Snack Foods Corp.	3,118	240

Lancaster Colony Corp.	2,572	198

Lifeway Foods, Inc.	277	4

Nash Finch Co.	3,252	64

Post Holdings, Inc. *	2,000	86

Sanderson Farms, Inc.	2,838	155

Seaboard Corp.	63	176

Seneca Foods Corp., Class A *	277	9

Snyders-Lance, Inc.	6,360	161

Spartan Stores, Inc.	2,427	43

SUPERVALU, Inc.	28,345	143

Tootsie Roll Industries, Inc.	5,628	168

TreeHouse Foods, Inc. *	6,003	391

United Natural Foods, Inc. *	6,867	338

Village Super Market, Inc., Class A	1,364	46

Weis Markets, Inc.	3,663	149
		4,074

Forest Products & Paper – 0.7%

Boise, Inc.	12,538	109

Buckeye Technologies, Inc.	6,274	188

Clearwater Paper Corp. *	3,274	173

Deltic Timber Corp.	932	64

KapStone Paper and Packaging Corp.	4,163	116

Neenah Paper, Inc.	6,550	201

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Forest Products & Paper – 0.7% – continued

Orchids Paper Products Co.	554	$13

P.H. Glatfelter Co.	9,386	219

Resolute Forest Products *	4,941	80

Schweitzer-Mauduit International, Inc.	6,258	242

Wausau Paper Corp.	3,932	42
		1,447

Gas – 0.9%

Chesapeake Utilities Corp.	3,056	150

Delta Natural Gas Co., Inc.	284	6

Laclede Group (The), Inc.	3,087	132

New Jersey Resources Corp.	5,711	256

Northwest Natural Gas Co.	4,423	194

Piedmont Natural Gas Co., Inc.	8,969	295

RGC Resources, Inc.	643	12

South Jersey Industries, Inc.	4,077	226

Southwest Gas Corp.	6,870	326

WGL Holdings, Inc.	7,414	327
		1,924

Hand/Machine Tools – 0.1%

Franklin Electric Co., Inc.	6,786	228

Healthcare – Products – 3.7%

Abaxis, Inc.	3,396	161

ABIOMED, Inc. *	7,327	137

Accuray, Inc. *	738	3

Affymetrix, Inc. *	6,925	33

Alere, Inc. *	10,800	276

Align Technology, Inc. *	9,712	325

Allied Healthcare Products *	428	1

Alphatec Holdings, Inc. *	1,744	4

AngioDynamics, Inc. *	9,663	110

ArthroCare Corp. *	5,170	180

AtriCure, Inc. *	2,466	19

Atrion Corp.	608	117

Bovie Medical Corp. *	1,560	5

Bruker Corp. *	8,513	163

Cantel Medical Corp.	5,704	171

CardioNet, Inc. *	1,610	4

Cardiovascular Systems, Inc. *	5,962	122

Cepheid, Inc. *	10,069	386

Chindex International, Inc. *	5,273	72

Conceptus, Inc. *	5,281	127

CONMED Corp.	4,626	158

CryoLife, Inc.	1,223	7

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Healthcare – Products – 3.7% – continued

Cutera, Inc. *	5,310	$69

Cyberonics, Inc. *	3,825	179

Cynosure, Inc., Class A *	6,730	176

Daxor Corp.	522	4

DexCom, Inc. *	2,438	41

Digirad Corp. *	2,144	5

Endologix, Inc. *	4,740	77

Exactech, Inc. *	2,172	45

Female Health (The) Co.	1,073	8

Genomic Health, Inc. *	2,500	71

Greatbatch, Inc. *	5,090	152

Haemonetics Corp. *	8,584	358

Hanger, Inc. *	5,295	167

Hansen Medical, Inc. *	2,020	4

ICU Medical, Inc. *	3,081	182

Insulet Corp. *	2,176	56

Integra LifeSciences Holdings Corp. *	3,683	144

Invacare Corp.	5,551	72

Iridex Corp. *	200	1

LCA-Vision, Inc. *	7,587	25

LeMaitre Vascular, Inc.	11,423	70

Luminex Corp. *	6,097	101

MAKO Surgical Corp. *	676	8

Masimo Corp.	8,098	159

Medical Action Industries, Inc. *	6,784	41

Merge Healthcare, Inc. *	2,163	6

Meridian Bioscience, Inc.	5,029	115

Merit Medical Systems, Inc. *	8,086	99

Natus Medical, Inc. *	10,182	137

NuVasive, Inc. *	5,598	119

NxStage Medical, Inc. *	5,160	58

OraSure Technologies, Inc. *	13,034	70

Orthofix International N.V. *	4,635	166

Palomar Medical Technologies, Inc. *	3,051	41

Quidel Corp. *	6,517	155

Rochester Medical Corp. *	1,344	20

Rockwell Medical Technologies, Inc. *	1,217	5

Sirona Dental Systems, Inc. *	3,030	223

Span-America Medical Systems, Inc.	592	12

Spectranetics Corp. *	5,773	107

STERIS Corp.	7,709	321

SurModics, Inc. *	5,742	156

Symmetry Medical, Inc. *	10,343	118

Thoratec Corp. *	7,645	287

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Healthcare – Products – 3.7% – continued

TranS1, Inc. *	2,286	$5

United-Guardian, Inc.	560	11

Utah Medical Products, Inc.	2,564	125

Vascular Solutions, Inc. *	5,603	91

Volcano Corp. *	6,773	151

West Pharmaceutical Services, Inc.	5,438	353

Wright Medical Group, Inc. *	5,777	138
		7,885

Healthcare – Services – 2.0%

Addus HomeCare Corp. *	1,212	16

Air Methods Corp.	6,861	331

Alliance HealthCare Services, Inc. *	1,082	8

Almost Family, Inc.	5,230	107

Amsurg Corp. *	5,147	173

Assisted Living Concepts, Inc., Class A	7,657	91

Bio-Reference Labs, Inc. *	6,224	162

Capital Senior Living Corp. *	4,066	108

Centene Corp. *	6,773	298

Emeritus Corp. *	6,206	173

Ensign Group (The), Inc.	4,819	161

Health Management Associates, Inc., Class A *	34,400	443

HealthSouth Corp. *	9,915	261

IPC The Hospitalist Co., Inc. *	3,242	144

Kindred Healthcare, Inc. *	7,816	82

LHC Group, Inc. *	3,393	73

LifePoint Hospitals, Inc. *	6,500	315

Magellan Health Services, Inc. *	4,885	232

Medcath Corp. †	7,953	–

Molina Healthcare, Inc. *	4,858	150

National Healthcare Corp.	1,760	81

RadNet, Inc. *	32,899	92

Skilled Healthcare Group, Inc., Class A *	15,064	99

Triple-S Management Corp., Class B *	7,393	129

U.S. Physical Therapy, Inc.	4,076	109

Universal American Corp.	7,587	63

Vanguard Health Systems, Inc. *	5,800	86

WellCare Health Plans, Inc. *	5,918	343
		4,330

Holding Companies – Diversified – 0.1%

Compass Diversified Holdings	4,820	77

Harbinger Group, Inc. *	12,836	106

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Holding Companies - Diversified – 0.1% – continued

Resource America, Inc., Class A	2,029	$20
		203
Home Builders – 0.9%

AMREP Corp. *	6,493	77

Beazer Homes USA, Inc. *	356	6

Brookfield Residential Properties, Inc. *	14,418	351

Cavco Industries, Inc. *	2,961	141

Hovnanian Enterprises, Inc., Class A *	1,750	10

KB Home	8,407	183

M/I Homes, Inc. *	810	20

MDC Holdings, Inc.	7,179	263

Meritage Homes Corp. *	5,314	249

Nobility Homes, Inc. *	858	5

Ryland Group (The), Inc.	4,903	204

Standard Pacific Corp. *	9,200	79

Thor Industries, Inc.	4,991	183

Winnebago Industries, Inc. *	4,594	95
		1,866
Home Furnishings – 0.4%

American Woodmark Corp. *	3,546	121

Emerson Radio Corp. *	3,292	6

Ethan Allen Interiors, Inc.	5,408	178

Flexsteel Industries, Inc.	1,402	35

Hooker Furniture Corp.	5,713	91

Kimball International, Inc., Class B	3,671	33

La-Z-Boy, Inc.	8,279	156

Select Comfort Corp. *	7,235	143

Stanley Furniture Co., Inc. *	1,505	7

TiVo, Inc. *	9,763	121

Universal Electronics, Inc. *	1,081	25

VOXX International Corp. *	1,063	11
		927
Household Products/Wares – 0.5%

ACCO Brands Corp. *	10,998	73

American Greetings Corp., Class A	4,767	77

Blyth, Inc.	2,536	44

Central Garden and Pet Co., Class A *	4,349	36

CSS Industries, Inc.	1,391	36

Helen of Troy Ltd. *	4,346	167

Prestige Brands Holdings, Inc. *	6,449	166

Spectrum Brands Holdings, Inc.	3,400	192

WD-40 Co.	3,811	209
		1,000

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Insurance – 3.4%

Alterra Capital Holdings Ltd.	10,938	$344

American Equity Investment Life Holding Co.	9,241	138

American Safety Insurance Holdings Ltd. *	6,306	157

AMERISAFE, Inc.	2,131	76

Amtrust Financial Services, Inc.	4,931	171

Argo Group International Holdings Ltd.	4,161	172

Baldwin & Lyons, Inc., Class B	3,646	87

Citizens, Inc. *	11,848	99

CNO Financial Group, Inc.	27,270	312

Crawford & Co., Class B	16,644	126

Donegal Group, Inc., Class A	1,646	25

Eastern Insurance Holdings, Inc.	1,202	23

eHealth, Inc. *	5,009	90

EMC Insurance Group, Inc.	5,619	148

Employers Holdings, Inc.	6,433	151

Endurance Specialty Holdings Ltd.	5,310	254

FBL Financial Group, Inc., Class A	1,889	73

First Acceptance Corp. *	3,114	4

First American Financial Corp.	11,133	285

GAINSCO, Inc.	714	5

Global Indemnity PLC *	559	13

Greenlight Capital Re Ltd., Class A *	4,200	103

Hallmark Financial Services, Inc. *	940	8

Hanover Insurance Group (The), Inc.	6,655	331

Hilltop Holdings, Inc. *	2,853	38

Horace Mann Educators Corp.	3,912	82

Independence Holding Co.	1,046	11

Infinity Property & Casualty Corp.	2,727	153

Investors Title Co.	2,022	140

Kansas City Life Insurance Co.	1,895	74

Kemper Corp.	5,408	176

Maiden Holdings Ltd.	264	3

Meadowbrook Insurance Group, Inc.	3,683	26

MGIC Investment Corp. *	21,580	107

Montpelier Re Holdings Ltd.	9,501	247

National Interstate Corp.	3,245	97

National Western Life Insurance Co., Class A	563	99

Navigators Group (The), Inc. *	1,400	82

OneBeacon Insurance Group Ltd., Class A	4,195	57

Phoenix (The) Cos., Inc. *	353	11

Platinum Underwriters Holdings Ltd.	5,003	279

Primerica, Inc.	5,874	192

Primus Guaranty Ltd. *	2,024	20

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Insurance – 3.4% – continued

ProAssurance Corp.	7,708	$365

Protective Life Corp.	10,070	360

Radian Group, Inc.	14,359	154

RLI Corp.	3,128	225

Safety Insurance Group, Inc.	2,423	119

Selective Insurance Group, Inc.	5,829	140

StanCorp Financial Group, Inc.	5,314	227

Stewart Information Services Corp.	5,172	132

Symetra Financial Corp.	10,341	139

Tower Group International Ltd.	5,083	94

Unico American Corp.	214	3

United Fire Group, Inc.	5,020	128

Universal Insurance Holdings, Inc.	1,637	8

Validus Holdings Ltd.	1,781	67
		7,250

Internet – 2.0%

1-800-Flowers.com, Inc., Class A *	3,508	17

AOL, Inc.	7,645	294

AsiaInfo-Linkage, Inc. *	8,767	104

Blucora, Inc. *	3,110	48

Blue Nile, Inc. *	3,422	118

BroadSoft, Inc. *	3,678	97

Cogent Communications Group, Inc.	7,712	204

comScore, Inc. *	2,989	50

Crexendo, Inc.	1,588	4

Dealertrack Technologies, Inc. *	7,186	211

ePlus, Inc.	4,070	188

Global Sources Ltd. *	4,222	32

HealthStream, Inc. *	4,689	108

ICG Group, Inc. *	1,476	18

Internap Network Services Corp. *	3,914	37

IPass, Inc. *	1,989	4

Keynote Systems, Inc.	6,770	94

Lionbridge Technologies, Inc. *	2,708	10

Liquidity Services, Inc. *	4,321	129

ModusLink Global Solutions, Inc. *	7,603	25

Move, Inc. *	1,186	14

Move, Inc. - (Fractional Shares) *	25,000	–

NIC, Inc.	8,321	159

OpenTable, Inc. *	3,046	192

Orbitz Worldwide, Inc. *	3,162	18

Overstock.com, Inc. *	832	10

PC-Tel, Inc.	1,358	10

Perficient, Inc. *	3,136	37

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Internet – 2.0% – continued

Reis, Inc. *	2,441	$38

Saba Software, Inc. *	1,350	11

Safeguard Scientifics, Inc. *	3,008	47

Sapient Corp. *	17,792	217

Shutterfly, Inc. *	3,862	171

Sourcefire, Inc. *	4,990	296

Stamps.com, Inc. *	5,028	126

support.com, Inc. *	2,849	12

TeleCommunication Systems, Inc., Class A *	6,107	14

Travelzoo, Inc. *	3,539	76

United Online, Inc.	18,732	113

Unwired Planet, Inc. *	3,125	7

ValueClick, Inc. *	9,921	293

VASCO Data Security International, Inc. *	3,130	26

VirnetX Holding Corp. *	2,704	52

Vocus, Inc. *	7,190	102

Web.com Group, Inc. *	6,502	111

WebMD Health Corp. *	4,500	109

Websense, Inc. *	6,391	96

Zix Corp. *	3,388	12
		4,161

Investment Companies – 0.6%

Apollo Investment Corp.	22,090	185

BlackRock Kelso Capital Corp.	10,855	108

Capital Southwest Corp.	797	92

Fifth Street Finance Corp.	6,700	74

Gladstone Investment Corp.	1,218	9

Harris & Harris Group, Inc. *	1,480	5

Hercules Technology Growth Capital, Inc.	2,849	35

KCAP Financial, Inc.	1,628	17

Main Street Capital Corp.	1,791	57

MCG Capital Corp.	4,736	23

Medallion Financial Corp.	936	12

NGP Capital Resources Co.	960	7

PennantPark Investment Corp.	1,202	14

Prospect Capital Corp.	19,959	218

Solar Capital Ltd.	5,704	134

Steel Excel, Inc. *	2,778	75

TICC Capital Corp.	1,480	15

Triangle Capital Corp.	3,263	91
		1,171

Iron/Steel – 0.2%

Commercial Metals Co.	15,664	248

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Iron/Steel – 0.2% – continued

Great Northern Iron Ore Properties	277	$21

Shiloh Industries, Inc.	1,618	17

Universal Stainless & Alloy *	2,719	99
		385

Leisure Time – 0.6%

Ambassadors Group, Inc.	832	4

Arctic Cat, Inc. *	3,543	155

Bowl America, Inc., Class A	560	7

Brunswick Corp.	12,120	415

Callaway Golf Co.	11,136	74

Interval Leisure Group, Inc.	6,829	148

Johnson Outdoors, Inc., Class A *	3,672	87

Life Time Fitness, Inc. *	5,472	234

Marine Products Corp.	2,710	20

Town Sports International Holdings, Inc.	3,268	31

WMS Industries, Inc. *	7,459	188
		1,363

Lodging – 0.2%

Ameristar Casinos, Inc.	7,059	185

Boyd Gaming Corp. *	1,235	10

Marcus Corp.	2,441	31

Monarch Casino & Resort, Inc. *	942	9

Morgans Hotel Group Co. *	8,091	48

Orient-Express Hotels Ltd., Class A *	6,620	65

Red Lion Hotels Corp. *	1,220	9
		357

Machinery – Construction & Mining – 0.1%

Astec Industries, Inc.	3,263	114

Hyster-Yale Materials Handling, Inc.	2,414	138
		252

Machinery – Diversified – 1.8%

Alamo Group, Inc.	1,114	43

Altra Holdings, Inc.	6,661	181

Applied Industrial Technologies, Inc.	6,529	294

Briggs & Stratton Corp.	6,391	159

Cascade Corp.	1,919	125

Chart Industries, Inc. *	4,409	353

Cognex Corp.	5,795	244

Columbus McKinnon Corp. *	1,341	26

DXP Enterprises, Inc. *	3,723	278

Flow International Corp. *	6,211	24

Global Power Equipment Group, Inc.	4,136	73

Gorman-Rupp (The) Co.	4,011	121

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Machinery – Diversified – 1.8% – continued

Hollysys Automation Technologies Ltd. *	4,102	$50

Hurco Cos., Inc. *	1,080	29

Intermec, Inc. *	7,038	69

iRobot Corp. *	3,438	88

Kadant, Inc. *	800	20

Key Technology, Inc. *	4,860	61

Lindsay Corp.	1,480	131

Manitowoc (The) Co., Inc.	17,554	361

Middleby Corp. *	2,700	411

NACCO Industries, Inc., Class A	1,207	64

Sauer-Danfoss, Inc.	2,097	123

Tecumseh Products Co., Class A *	1,236	11

Tennant Co.	2,890	140

Twin Disc, Inc.	2,717	68

Zebra Technologies Corp., Class A *	6,800	320
		3,867

Media – 0.6%

Courier Corp.	9,638	139

Crown Media Holdings, Inc., Class A *	4,197	9

Daily Journal Corp. *	700	78

Entercom Communications Corp., Class A *	6,247	46

Fisher Communications, Inc.	524	21

Journal Communications, Inc., Class A *	4,328	29

LIN TV Corp., Class A *	3,658	40

Martha Stewart Living Omnimedia, Class A *	2,829	7

Meredith Corp.	4,921	188

New York Times (The) Co., Class A *	18,627	183

Nexstar Broadcasting Group, Inc., Class A	1,900	34

Outdoor Channel Holdings, Inc.	8,322	74

Saga Communications, Inc., Class A	696	32

Scholastic Corp.	3,781	101

Sinclair Broadcast Group, Inc., Class A	5,851	118

Value Line, Inc.	2,839	27

World Wrestling Entertainment, Inc., Class A	7,341	65
		1,191

Metal Fabrication/Hardware – 1.1%

A.M. Castle & Co. *	5,410	95

Ampco-Pittsburgh Corp.	1,855	35

CIRCOR International, Inc.	2,729	116

Dynamic Materials Corp.	3,280	57

Eastern (The) Co.	4,034	71

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Metal Fabrication/Hardware – 1.1% – continued

Furmanite Corp. *	9,081	$61

Haynes International, Inc.	2,529	140

Kaydon Corp.	3,801	97

L.B. Foster Co., Class A	4,499	199

Lawson Products, Inc.	2,523	44

Mueller Industries, Inc.	5,551	296

Mueller Water Products, Inc., Class A	18,167	108

Northwest Pipe Co. *	4,321	121

Olympic Steel, Inc.	2,590	62

Omega Flex, Inc.	555	9

RBC Bearings, Inc. *	4,211	213

RTI International Metals, Inc. *	4,941	157

Sun Hydraulics Corp.	3,449	112

Worthington Industries, Inc.	8,824	273
		2,266

Mining – 0.6%

AMCOL International Corp.	2,421	73

Century Aluminum Co. *	4,382	34

Coeur d’Alene Mines Corp. *	12,121	229

General Moly, Inc. *	3,101	7

Globe Specialty Metals, Inc.	9,697	135

Gold Resource Corp.	4,755	62

Horsehead Holding Corp. *	8,828	96

Kaiser Aluminum Corp.	2,653	172

Materion Corp.	3,790	108

McEwen Mining, Inc. *	2,407	7

Stillwater Mining Co. *	15,719	203

United States Lime & Minerals, Inc. *	1,480	79

Uranerz Energy Corp. *	9,067	11

Uranium Energy Corp. *	2,051	4
		1,220

Miscellaneous Manufacturing – 2.1%

A.O. Smith Corp.	4,881	359

Actuant Corp., Class A	8,708	267

American Railcar Industries, Inc.	3,463	162

AZZ, Inc.	5,418	261

Barnes Group, Inc.	6,233	180

Blount International, Inc. *	5,912	79

Chase Corp.	526	10

CLARCOR, Inc.	6,849	359

Colfax Corp. *	2,592	121

EnPro Industries, Inc. *	4,013	205

Federal Signal Corp. *	14,051	114

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Miscellaneous Manufacturing – 2.1% – continued

FreightCar America, Inc.	4,186	$91

GP Strategies Corp. *	947	23

Harsco Corp.	10,700	265

Hexcel Corp. *	11,809	343

Hillenbrand, Inc.	9,137	231

Koppers Holdings, Inc.	2,160	95

LSB Industries, Inc. *	2,977	104

Movado Group, Inc.	1,774	59

Myers Industries, Inc.	3,540	49

NL Industries, Inc.	3,507	44

PMFG, Inc. *	3,288	20

Polypore International, Inc. *	6,194	249

Raven Industries, Inc.	5,734	193

Smith & Wesson Holding Corp. *	1,496	13

Standex International Corp.	3,033	168

Sturm Ruger & Co., Inc.	2,768	140

Tredegar Corp.	6,433	189

Trimas Corp. *	3,596	117
		4,510

Office Furnishings – 0.4%

Compx International, Inc.	101	1

Herman Miller, Inc.	5,851	162

HNI Corp.	5,707	203

Interface, Inc.	8,289	159

Knoll, Inc.	7,443	135

Steelcase, Inc., Class A	11,935	176

Virco Manufacturing Corp. *	2,033	5
		841

Oil & Gas – 2.7%

Adams Resources & Energy, Inc.	2,785	142

Alon USA Energy, Inc.	3,386	64

Approach Resources, Inc. *	3,533	87

Berry Petroleum Co., Class A	6,369	295

Callon Petroleum Co. *	6,642	25

Carrizo Oil & Gas, Inc. *	8,752	226

Clayton Williams Energy, Inc. *	1,883	82

Comstock Resources, Inc. *	4,848	79

Contango Oil & Gas Co.	2,180	87

CVR Energy, Inc.	2,990	154

Delek US Holdings, Inc.	3,523	139

Double Eagle Petroleum Co. *	5,687	30

Endeavour International Corp. *	1,100	3

Energy XXI Bermuda Ltd.	11,371	310

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Oil & Gas – 2.7% – continued

EPL Oil & Gas, Inc. *	4,009	$107

Evolution Petroleum Corp. *	7,552	77

FX Energy, Inc. *	7,400	25

GMX Resources, Inc. *	1	–

Gran Tierra Energy, Inc. *	40,356	237

Gulfport Energy Corp. *	7,741	355

Halcon Resources Corp. *	5,036	39

Hercules Offshore, Inc. *	16,783	125

Isramco, Inc. *	566	56

Kodiak Oil & Gas Corp. *	37,518	341

Magnum Hunter Resources Corp. *	15,851	64

McMoRan Exploration Co. *	11,282	184

Northern Oil and Gas, Inc. *	8,697	125

Oasis Petroleum, Inc. *	8,391	319

Panhandle Oil and Gas, Inc., Class A	3,629	104

PDC Energy, Inc. *	3,794	188

PetroQuest Energy, Inc. *	10,570	47

PrimeEnergy Corp. *	4,608	136

Quicksilver Resources, Inc. *	13,147	30

Rex Energy Corp. *	5,904	97

Rosetta Resources, Inc. *	7,809	372

SandRidge Energy, Inc. *	11,772	62

Stone Energy Corp. *	7,258	158

Texas Pacific Land Trust	1,480	104

Triangle Petroleum Corp. *	3,861	25

Vaalco Energy, Inc. *	11,811	90

Vanguard Natural Resources LLC	7,056	201

W&T Offshore, Inc.	6,247	89

Warren Resources, Inc. *	2,978	10

Western Refining, Inc.	8,597	304
		5,794

Oil & Gas Services – 1.9%

Basic Energy Services, Inc. *	6,256	86

Bolt Technology Corp.	6,555	114

C&J Energy Services, Inc. *	3,300	76

Dawson Geophysical Co. *	2,976	89

Dril-Quip, Inc. *	5,432	473

Exterran Holdings, Inc. *	12,681	342

Geospace Technologies Corp. *	2,528	273

Gulf Island Fabrication, Inc.	2,693	57

Helix Energy Solutions Group, Inc. *	13,450	308

Hornbeck Offshore Services, Inc. *	4,326	201

ION Geophysical Corp. *	21,620	147

Key Energy Services, Inc. *	18,606	150

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Oil & Gas Services – 1.9% – continued

Lufkin Industries, Inc.	4,546	$302

Matrix Service Co. *	4,435	66

Mitcham Industries, Inc. *	3,077	52

Natural Gas Services Group, Inc. *	5,187	100

Newpark Resources, Inc. *	14,512	135

Pioneer Energy Services Corp. *	8,707	72

RPC, Inc.	14,401	218

Superior Energy Services, Inc. *	6,925	180

T.G.C. Industries, Inc.	6,758	67

Targa Resources Corp.	5,035	342

TETRA Technologies, Inc. *	8,951	92

Willbros Group, Inc. *	10,160	100
		4,042

Packaging & Containers – 0.1%

AEP Industries, Inc. *	2,289	165

Graphic Packaging Holding Co. *	10,460	78
		243

Pharmaceuticals – 2.7%

Acura Pharmaceuticals, Inc. *	24,508	52

Akorn, Inc. *	11,357	157

Alkermes PLC *	8,140	193

Amicus Therapeutics, Inc. *	2,204	7

Anika Therapeutics, Inc. *	5,972	87

Array BioPharma, Inc. *	2,730	13

Auxilium Pharmaceuticals, Inc. *	7,594	131

AVANIR Pharmaceuticals, Inc., Class A *	37,562	103

BioDelivery Sciences International, Inc. *	2,164	9

BioScrip, Inc. *	5,572	71

Biospecifics Technologies Corp. *	2,077	35

Cadence Pharmaceuticals, Inc. *	4,900	33

Clovis Oncology, Inc. *	6,297	181

Cumberland Pharmaceuticals, Inc. *	100	–

Cytori Therapeutics, Inc. *	1,102	3

Depomed, Inc. *	12,930	76

Derma Sciences, Inc. *	5,900	71

Durect Corp. *	3,795	5

Dyax Corp. *	2,589	11

Furiex Pharmaceuticals, Inc. *	3,300	124

Heska Corp.	3,729	35

Hi-Tech Pharmacal Co., Inc.	4,151	137

Idenix Pharmaceuticals, Inc. *	2,318	8

Impax Laboratories, Inc. *	8,904	137

Infinity Pharmaceuticals, Inc. *	1,341	65

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Pharmaceuticals – 2.7% – continued

Isis Pharmaceuticals, Inc. *	14,266	$242

Jazz Pharmaceuticals PLC *	4,229	236

Lannett Co., Inc. *	5,064	51

Natural Alternatives International, Inc. *	867	4

Nature’s Sunshine Products, Inc.	7,472	114

Nektar Therapeutics *	8,017	88

Neogen Corp. *	3,199	159

Neurocrine Biosciences, Inc. *	1,918	23

Nutraceutical International Corp.	1,885	33

Obagi Medical Products, Inc. *	7,163	141

Omega Protein Corp. *	1,069	11

Opko Health, Inc. *	10,455	80

Optimer Pharmaceuticals, Inc. *	8,542	102

Orexigen Therapeutics, Inc. *	40,037	250

Osiris Therapeutics, Inc. *	2,590	27

Pacira Pharmaceuticals, Inc. *	3,900	113

Pain Therapeutics, Inc.	4,335	15

Pharmacyclics, Inc. *	7,300	587

PharMerica Corp. *	7,698	108

Pozen, Inc. *	1,341	7

Progenics Pharmaceuticals, Inc. *	1,504	8

Questcor Pharmaceuticals, Inc.	6,899	224

Repros Therapeutics, Inc. *	4,400	71

Sagent Pharmaceuticals, Inc. *	3,245	57

Salix Pharmaceuticals Ltd. *	7,792	399

Santarus, Inc. *	7,490	130

Sarepta Therapeutics, Inc. *	2,700	100

Sciclone Pharmaceuticals, Inc. *	2,305	11

Sucampo Pharmaceuticals, Inc., Class A *	11,315	74

Synageva BioPharma Corp. *	621	34

Synta Pharmaceuticals Corp. *	8,813	76

USANA Health Sciences, Inc. *	3,280	159

Vanda Pharmaceuticals, Inc. *	832	3

ViroPharma, Inc. *	11,592	292
		5,773

Pipelines – 0.2%

Crosstex Energy, Inc.	3,525	68

Niska Gas Storage Partners LLC, Class U	8,112	104

SemGroup Corp., Class A *	5,874	304
		476

Real Estate – 0.3%

Alexander & Baldwin, Inc. *	5,830	208

American Realty Investors, Inc. *	665	3

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Real Estate – 0.3% – continued

AV Homes, Inc. *	6,532	$87

Consolidated-Tomoka Land Co.	1,887	74

Forestar Group, Inc. *	7,008	153

Kennedy-Wilson Holdings, Inc.	2,162	34

St. Joe (The) Co. *	6,713	143

Stratus Properties, Inc. *	214	3

Trinity Place Holdings, Inc. *	1,013	4
		709

Real Estate Investment Trusts – 8.2%

Acadia Realty Trust	6,267	174

AG Mortgage Investment Trust, Inc.	2,900	74

Agree Realty Corp.	5,051	152

Alexander’s, Inc.	563	186

American Assets Trust, Inc.	4,207	135

Anworth Mortgage Asset Corp.	13,427	85

Apollo Commercial Real Estate Finance, Inc.	6,806	120

Arbor Realty Trust, Inc.	3,264	25

Ares Commercial Real Estate Corp.	4,300	73

ARMOUR Residential REIT, Inc.	46,328	302

Ashford Hospitality Trust, Inc.	17,886	221

Associated Estates Realty Corp.	5,299	99

Brandywine Realty Trust	24,217	360

BRT Realty Trust *	3,541	25

Capital Trust, Inc., Class A	2,797	8

CapLease, Inc.	17,256	110

Capstead Mortgage Corp.	11,855	152

Cedar Realty Trust, Inc.	15,982	98

Chesapeake Lodging Trust	4,102	94

Colonial Properties Trust	15,541	351

Colony Financial, Inc.	6,340	141

CommonWealth REIT	10,548	237

Coresite Realty Corp.	2,686	94

Cousins Properties, Inc.	11,946	128

CreXus Investment Corp.	3,543	46

CubeSmart	21,109	333

CYS Investments, Inc.	16,162	190

DCT Industrial Trust, Inc.	30,583	226

DiamondRock Hospitality Co.	27,358	255

DuPont Fabros Technology, Inc.	9,883	240

Dynex Capital, Inc.	7,584	81

EastGroup Properties, Inc.	4,470	260

Education Realty Trust, Inc.	14,835	156

EPR Properties	7,905	411

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Real Estate Investment Trusts – 8.2% – continued

Equity Lifestyle Properties, Inc.	4,274	$328

Equity One, Inc.	9,963	239

Excel Trust, Inc.	2,517	34

FelCor Lodging Trust, Inc. *	14,915	89

First Industrial Realty Trust, Inc.	12,352	211

First Potomac Realty Trust	10,367	154

Franklin Street Properties Corp.	7,739	113

Geo Group (The), Inc.	11,425	430

Getty Realty Corp.	4,644	94

Gladstone Commercial Corp.	7,681	149

Glimcher Realty Trust	19,020	221

Gramercy Capital Corp. *	2,428	13

Gyrodyne Co. of America, Inc.	844	62

Healthcare Realty Trust, Inc.	13,851	393

Hersha Hospitality Trust	23,566	138

Highwoods Properties, Inc.	9,669	383

Hudson Pacific Properties, Inc.	740	16

Inland Real Estate Corp.	12,028	121

Invesco Mortgage Capital, Inc.	18,690	400

Investors Real Estate Trust	12,587	124

iStar Financial, Inc. *	9,644	105

Kite Realty Group Trust	1,919	13

LaSalle Hotel Properties	12,720	323

Lexington Realty Trust	20,233	239

LTC Properties, Inc.	3,405	139

Medical Properties Trust, Inc.	18,460	296

MHI Hospitality Corp.	643	3

Monmouth Real Estate Investment Corp., Class A	8,132	91

MPG Office Trust, Inc. *	22,239	61

National Health Investors, Inc.	4,470	292

New York Mortgage Trust, Inc.	1,025	8

Newcastle Investment Corp.	14,647	164

NorthStar Realty Finance Corp.	15,722	149

Omega Healthcare Investors, Inc.	15,920	483

One Liberty Properties, Inc.	2,598	56

Parkway Properties, Inc.	8,296	154

Pebblebrook Hotel Trust	6,975	180

Pennsylvania Real Estate Investment Trust	8,798	171

PennyMac Mortgage Investment Trust	8,040	208

PMC Commercial Trust	935	7

Post Properties, Inc.	7,419	349

Potlatch Corp.	5,574	256

PS Business Parks, Inc.	2,322	183

RAIT Financial Trust	20,396	162

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Real Estate Investment Trusts – 8.2% – continued

Ramco-Gershenson Properties Trust	4,748	$80

Redwood Trust, Inc.	10,770	250

Resource Capital Corp.	7,715	51

Retail Opportunity Investments Corp.	10,349	145

RLJ Lodging Trust	16,600	378

Ryman Hospitality Properties	4,920	225

Sabra Health Care REIT, Inc.	5,027	146

Saul Centers, Inc.	2,402	105

Silver Bay Realty Trust Corp.	1,457	30

Sovran Self Storage, Inc.	4,475	288

Starwood Property Trust, Inc.	16,151	448

Strategic Hotels & Resorts, Inc. *	24,367	203

Sun Communities, Inc.	5,685	280

Sunstone Hotel Investors, Inc. *	18,182	224

Terreno Realty Corp.	3,170	57

Two Harbors Investment Corp.	29,735	375

UMH Properties, Inc.	2,231	23

Universal Health Realty Income Trust	1,367	79

Urstadt Biddle Properties, Inc., Class A	3,660	80

Washington Real Estate Investment Trust	10,276	286

Whitestone REIT	1,864	28

Winthrop Realty Trust	8,989	113
		17,340

Retail – 6.2%

Aeropostale, Inc. *	9,231	126

AFC Enterprises, Inc. *	3,856	140

ALCO Stores, Inc. *	800	6

America’s Car-Mart, Inc. *	2,580	121

ANN, Inc. *	1,456	42

Asbury Automotive Group, Inc. *	5,297	194

Big 5 Sporting Goods Corp.	1,909	30

Biglari Holdings, Inc. *	279	104

BJ’s Restaurants, Inc. *	3,144	105

Bob Evans Farms, Inc.	4,409	188

Books-A-Million, Inc. *	2,579	7

Brown Shoe Co., Inc.	7,887	126

Buckle (The), Inc.	3,794	177

Buffalo Wild Wings, Inc. *	2,868	251

Build-A-Bear Workshop, Inc. *	1,894	10

Cabela’s, Inc. *	7,465	454

Carrols Restaurant Group, Inc. *	1,358	7

Casey’s General Stores, Inc.	7,197	420

Cash America International, Inc.	3,809	200

Cato (The) Corp., Class A	3,371	81

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Retail – 6.2% – continued

CEC Entertainment, Inc.	5,410	$177

Cheesecake Factory (The), Inc.	7,601	293

Children’s Place Retail Stores (The), Inc. *	3,794	170

Christopher & Banks Corp. *	2,713	17

Citi Trends, Inc. *	1,202	12

Coinstar, Inc. *	4,240	248

Conn’s, Inc. *	2,704	97

Cracker Barrel Old Country Store, Inc.	3,156	255

Denny’s Corp. *	2,152	12

Destination Maternity Corp.	839	20

DineEquity, Inc.	2,741	189

Domino’s Pizza, Inc.	8,662	446

Einstein Noah Restaurant Group, Inc.	9,226	137

Express, Inc. *	12,186	217

Ezcorp, Inc., Class A *	5,874	125

Famous Dave’s Of America, Inc. *	2,317	25

Fiesta Restaurant Group, Inc. *	1,358	36

Finish Line (The), Inc., Class A	6,764	133

First Cash Financial Services, Inc. *	4,053	236

Francesca’s Holdings Corp. *	4,700	135

Fred’s, Inc., Class A	6,159	84

Frisch’s Restaurants, Inc.	3,450	62

Gaiam, Inc., Class A *	800	3

Genesco, Inc. *	3,304	199

Group 1 Automotive, Inc.	3,090	186

Haverty Furniture Cos., Inc.	2,174	45

Hibbett Sports, Inc. *	4,744	267

Hot Topic, Inc.	3,249	45

HSN, Inc.	6,154	338

Jack in the Box, Inc. *	6,928	240

Jos. A. Bank Clothiers, Inc. *	4,882	195

Kirkland’s, Inc. *	4,290	49

Kona Grill, Inc. *	6,247	57

Krispy Kreme Doughnuts, Inc. *	10,325	149

Lithia Motors, Inc., Class A	3,292	156

Luby’s, Inc. *	1,473	11

Lumber Liquidators Holdings, Inc. *	3,977	279

Men’s Wearhouse (The), Inc.	6,929	232

New York & Co., Inc. *	2,296	9

Nu Skin Enterprises, Inc., Class A	6,772	299

Office Depot, Inc. *	31,609	124

OfficeMax, Inc.	16,520	192

Pantry (The), Inc. *	793	10

Papa John’s International, Inc. *	2,459	152

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Retail – 6.2% – continued

PC Connection, Inc.	1,235	$20

PCM, Inc. *	1,094	9

Penske Automotive Group, Inc.	9,345	312

Pep Boys-Manny, Moe & Jack (The) *	7,872	93

PetMed Express, Inc.	2,849	38

Pier 1 Imports, Inc.	15,456	355

Pricesmart, Inc.	2,969	231

Red Robin Gourmet Burgers, Inc. *	6,292	287

Regis Corp.	9,345	170

Rite Aid Corp. *	17,921	34

Ruby Tuesday, Inc. *	13,714	101

rue21, Inc. *	1,118	33

Rush Enterprises, Inc., Class A *	5,297	128

Ruth’s Hospitality Group, Inc. *	3,239	31

Saks, Inc. *	13,038	150

Shoe Carnival, Inc.	3,909	80

Sonic Automotive, Inc., Class A	7,670	170

Sonic Corp. *	12,087	156

Stage Stores, Inc.	6,624	171

Stein Mart, Inc.	3,270	27

Steinway Musical Instruments, Inc. *	2,701	65

Susser Holdings Corp. *	819	42

Systemax, Inc.	7,179	71

Texas Roadhouse, Inc.	9,746	197

Tile Shop Holdings, Inc. *	4,300	90

Tuesday Morning Corp. *	1,360	11

Vera Bradley, Inc. *	559	13

Vitamin Shoppe, Inc. *	3,997	195

Wendy’s (The) Co.	38,000	215

West Marine, Inc. *	936	11

Wet Seal (The), Inc., Class A *	2,589	8

World Fuel Services Corp.	8,537	339

Zale Corp. *	2,567	10

Zumiez, Inc. *	2,072	47
		13,062

Savings & Loans – 1.3%

Astoria Financial Corp.	10,909	107

Bank Mutual Corp.	5,430	30

BankFinancial Corp.	1,890	15

Beneficial Mutual Bancorp, Inc. *	9,347	96

Berkshire Hills Bancorp, Inc.	9,229	236

Brookline Bancorp, Inc.	5,840	53

Cape Bancorp, Inc.	1,086	10

Cheviot Financial Corp.	692	8

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Savings & Loans – 1.3% – continued

Chicopee Bancorp, Inc.	832	$14

Clifton Savings Bancorp, Inc.	2,869	36

Dime Community Bancshares, Inc.	2,844	41

ESB Financial Corp.	626	9

ESSA Bancorp, Inc.	832	9

First Clover Leaf Financial Corp.	267	2

First Defiance Financial Corp.	692	16

First Financial Holdings, Inc.	5,028	105

First Financial Northwest, Inc. *	940	7

First Niagara Financial Group, Inc.	13,150	116

First Pactrust Bancorp, Inc.	932	11

Flushing Financial Corp.	1,760	30

Fox Chase Bancorp, Inc.	5,993	101

Heritage Financial Group, Inc.	3,800	55

HF Financial Corp.	665	9

Hingham Institution for Savings	64	4

Home Federal Bancorp, Inc.	3,409	44

Investors Bancorp, Inc.	3,239	61

Kearny Financial Corp.	8,796	90

Kentucky First Federal Bancorp	862	7

Lake Shore Bancorp, Inc.	267	3

Meridian Interstate Bancorp, Inc. *	698	13

Meta Financial Group, Inc.	450	12

MutualFirst Financial, Inc.	546	8

NASB Financial, Inc. *	4,779	101

Newport Bancorp, Inc. *	149	3

Northeast Community Bancorp, Inc.	1,021	6

Northfield Bancorp, Inc.	8,192	93

Northwest Bancshares, Inc.	9,904	126

OceanFirst Financial Corp.	5,309	76

Oritani Financial Corp.	9,192	142

Provident Financial Services, Inc.	9,044	138

Provident New York Bancorp	3,790	34

Prudential Bancorp, Inc. of Pennsylvania *	1,290	12

Pulaski Financial Corp.	797	8

Rockville Financial, Inc.	1,234	16

Roma Financial Corp.	5,711	92

Severn Bancorp, Inc. *	1,582	8

SI Financial Group, Inc.	983	12

Simplicity Bancorp, Inc.	685	10

Teche Holding Co.	142	6

TF Financial Corp.	299	8

United Financial Bancorp, Inc.	3,912	59

Washington Federal, Inc.	9,977	175

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Savings & Loans – 1.3% – continued

Waterstone Financial, Inc. *	3,370	$28

Westfield Financial, Inc.	2,304	18

WSFS Financial Corp.	2,856	139
		2,668

Semiconductors – 2.7%

Amkor Technology, Inc. *	15,175	61

ANADIGICS, Inc. *	4,619	9

ATMI, Inc. *	6,154	138

Brooks Automation, Inc.	9,861	100

BTU International, Inc. *	3,981	9

Cabot Microelectronics Corp. *	3,136	109

Cascade Microtech, Inc. *	559	4

Cavium, Inc. *	4,102	159

Ceva, Inc. *	2,780	43

Cirrus Logic, Inc. *	11,129	253

Cohu, Inc.	5,331	50

Diodes, Inc. *	5,428	114

DSP Group, Inc. *	2,563	21

Emulex Corp. *	11,817	77

Entegris, Inc. *	22,343	220

Exar Corp. *	11,394	120

Fairchild Semiconductor International, Inc. *	13,427	190

First Solar, Inc. *	8,700	235

Hittite Microwave Corp. *	4,386	266

Integrated Device Technology, Inc. *	16,818	126

International Rectifier Corp. *	8,052	170

Intersil Corp., Class A	12,608	110

IXYS Corp.	9,859	95

Kopin Corp. *	6,783	25

Kulicke & Soffa Industries, Inc. *	11,774	136

Lattice Semiconductor Corp. *	15,851	86

LTX-Credence Corp. *	15,291	92

Magnachip Semiconductor Corp. *	4,500	78

MEMC Electronic Materials, Inc. *	18,200	80

Micrel, Inc.	10,178	107

Microsemi Corp. *	11,929	276

MKS Instruments, Inc.	7,739	211

Monolithic Power Systems, Inc.	4,478	109

Pericom Semiconductor Corp. *	2,160	15

Photronics, Inc. *	4,555	30

PLX Technology, Inc. *	1,236	6

PMC – Sierra, Inc. *	29,464	200

Power Integrations, Inc.	4,348	189

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Semiconductors – 2.7% – continued

QLogic Corp. *	11,655	$135

Rambus, Inc. *	7,272	41

Rudolph Technologies, Inc. *	2,444	29

Semtech Corp. *	7,576	268

Silicon Image, Inc. *	2,844	14

Silicon Laboratories, Inc. *	5,594	231

Supertex, Inc.	3,516	78

Tessera Technologies, Inc.	7,032	132

Ultratech, Inc. *	4,324	171

Veeco Instruments, Inc. *	4,728	181

Volterra Semiconductor Corp. *	3,525	50
		5,649

Software – 3.5%

Accelrys, Inc. *	3,370	33

ACI Worldwide, Inc. *	5,271	258

Actuate Corp. *	1,351	8

Acxiom Corp. *	7,751	158

Advent Software, Inc. *	6,251	175

American Software, Inc., Class A	15,036	125

Aspen Technology, Inc. *	11,371	367

athenahealth, Inc. *	4,625	449

Blackbaud, Inc.	5,308	157

Bottomline Technologies de, Inc. *	5,314	152

Callidus Software, Inc. *	2,038	9

CommVault Systems, Inc. *	5,698	467

Computer Programs & Systems, Inc.	3,783	205

Cornerstone OnDemand, Inc. *	2,300	78

CSG Systems International, Inc. *	5,544	117

Datawatch Corp. *	5,300	80

Digi International, Inc. *	5,395	48

Digital River, Inc. *	9,348	132

Ebix, Inc.	6,765	110

EPAM Systems, Inc. *	3,700	86

EPIQ Systems, Inc.	2,182	31

Exa Corp. *	1,335	13

Fair Isaac Corp.	5,712	261

FalconStor Software, Inc. *	1,628	4

Geeknet, Inc. *	2,323	34

GSE Systems, Inc. *	1,480	3

inContact, Inc. *	7,858	64

InnerWorkings, Inc. *	1,228	19

Innodata, Inc. *	1,900	7

Interactive Intelligence Group, Inc. *	2,982	132

Mantech International Corp., Class A	3,794	102

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Software – 3.5% – continued

Market Leader, Inc. *	3,371	$30

MedAssets, Inc. *	6,308	121

Medidata Solutions, Inc. *	3,263	189

MicroStrategy, Inc., Class A *	1,202	121

Official Payments Holdings, Inc. *	1,064	6

Omnicell, Inc. *	5,763	109

PDF Solutions, Inc. *	1,700	27

Pegasystems, Inc.	3,378	95

Pervasive Software, Inc. *	1,502	14

Progress Software Corp. *	9,090	207

PROS Holdings, Inc. *	4,714	128

PTC, Inc. *	14,639	373

QAD, Inc., Class B	942	11

QLIK Technologies, Inc. *	11,213	290

Quality Systems, Inc.	5,133	94

RealPage, Inc. *	8,951	185

Rosetta Stone, Inc. *	5,800	89

Schawk, Inc.	5,418	60

Seachange International, Inc. *	1,480	18

SS&C Technologies Holdings, Inc. *	2,704	81

Synchronoss Technologies, Inc. *	5,274	164

SYNNEX Corp. *	3,655	135

Take-Two Interactive Software, Inc. *	7,645	123

Tyler Technologies, Inc. *	5,681	348

Ultimate Software Group, Inc. *	3,543	369

Verint Systems, Inc. *	4,923	180

Wayside Technology Group, Inc.	1,745	21
		7,472

Storage/Warehousing – 0.1%
Mobile Mini, Inc. *	5,358	158

Telecommunications – 2.6%

8x8, Inc. *	14,915	102

Acme Packet, Inc. *	7,700	225

Alteva	298	3

Anaren, Inc. *	5,105	99

Arris Group, Inc. *	13,972	240

Aruba Networks, Inc. *	16,133	399

Atlantic Tele-Network, Inc.	1,301	63

Aviat Networks, Inc. *	29,949	101

Aware, Inc.	738	3

Black Box Corp.	4,321	94

Cbeyond, Inc. *	2,868	21

Ciena Corp. *	13,543	217

Cincinnati Bell, Inc. *	30,363	99

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Telecommunications – 2.6% – continued

Communications Systems, Inc.	3,131	$31

Comtech Telecommunications Corp.	3,393	82

Comverse, Inc. *	2,284	64

Consolidated Communications Holdings, Inc.	5,275	93

DigitalGlobe, Inc. *	8,772	254

EarthLink, Inc.	18,165	98

Extreme Networks, Inc. *	5,948	20

Finisar Corp. *	12,410	164

General Communication, Inc., Class A *	4,082	37

Globecomm Systems, Inc. *	1,625	20

Harmonic, Inc. *	11,935	69

HickoryTech Corp.	5,491	56

IDT Corp., Class B	2,051	25

Infinera Corp. *	10,349	72

InterDigital, Inc.	5,713	273

Ixia *	9,234	200

KVH Industries, Inc. *	3,394	46

LogMeIn, Inc. *	2,035	39

Loral Space & Communications, Inc.	2,232	138

Lumos Networks Corp.	1,287	17

Meru Networks, Inc. *	4,475	30

NETGEAR, Inc. *	5,144	172

NeuStar, Inc., Class A *	7,127	332

NII Holdings, Inc. *	11,400	49

NTELOS Holdings Corp.	2,499	32

Numerex Corp., Class A *	2,038	26

Oplink Communications, Inc. *	4,632	76

Plantronics, Inc.	6,291	278

Preformed Line Products Co.	798	56

Premiere Global Services, Inc. *	14,619	161

Procera Networks, Inc. *	4,100	49

RF Micro Devices, Inc. *	33,513	178

RigNet, Inc. *	3,672	92

Shenandoah Telecommunications Co.	1,904	29

Sonus Networks, Inc. *	18,555	48

Symmetricom, Inc. *	15,138	69

Tessco Technologies, Inc.	1,474	32

USA Mobility, Inc.	3,917	52

UTStarcom Holdings Corp. *	1,985	6

ViaSat, Inc. *	5,180	251
		5,482

Textiles – 0.2%

G&K Services, Inc., Class A	3,647	166

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Textiles – 0.2% – continued

Hallwood Group (The), Inc. *	100	$1

UniFirst Corp.	2,721	246
		413

Toys, Games & Hobbies – 0.0%

JAKKS Pacific, Inc.	3,130	33

LeapFrog Enterprises, Inc. *	4,055	34
		67

Transportation – 1.7%

Air Transport Services Group, Inc. *	3,510	21

Atlas Air Worldwide Holdings, Inc. *	3,529	144

Bristow Group, Inc.	4,967	328

CAI International, Inc. *	2,851	82

Celadon Group, Inc.	797	17

Con-way, Inc.	7,377	260

Covenant Transportation Group, Inc., Class A *	1,878	11

Forward Air Corp.	4,733	177

Frozen Food Express Industries *	7,846	11

Genesee & Wyoming, Inc., Class A *	4,600	428

Golar LNG Ltd.	4,626	171

Gulfmark Offshore, Inc., Class A	3,671	143

Heartland Express, Inc.	9,621	128

Horizon Lines, Inc., Class A *	80	–

International Shipholding Corp.	419	8

Knight Transportation, Inc.	8,660	140

Marten Transport Ltd.	4,584	92

Matson, Inc.	5,830	143

Old Dominion Freight Line, Inc. *	9,159	350

P.A.M. Transportation Services, Inc.	7,200	76

Pacer International, Inc. *	2,437	12

Patriot Transportation Holding, Inc. *	1,579	44

PHI, Inc. (Non Voting) *	4,070	139

Providence and Worcester Railroad Co.	2,107	32

Saia, Inc. *	2,298	83

Ship Finance International Ltd.	7,032	124

Ultrapetrol Bahamas Ltd. *	1,646	4

Universal Truckload Services, Inc. *	4,513	105

USA Truck, Inc. *	688	3

UTi Worldwide, Inc.	13,800	200

Werner Enterprises, Inc.	6,664	161
		3,637

Trucking & Leasing – 0.4%

AMERCO	1,326	230

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.8% – continued

Trucking & Leasing – 0.4% – continued

GATX Corp.	6,873	$357

Greenbrier Cos., Inc. *	1,084	25

TAL International Group, Inc.	3,409	154

Textainer Group Holdings Ltd.	2,847	113

Willis Lease Finance Corp. *	808	12
		891

Water – 0.4%

American States Water Co.	2,900	167

Artesian Resources Corp., Class A	3,034	68

California Water Service Group	5,948	118

Connecticut Water Service, Inc.	3,000	88

Consolidated Water Co. Ltd.	4,764	47

Middlesex Water Co.	4,686	92

SJW Corp.	3,098	82

York Water Co.	3,816	72
		734
Total Common Stocks
(Cost $158,130)		201,582

PREFERRED STOCKS – 0.0%

Electric – 0.0%

Genie Energy Ltd. *	1,025	8
Total Preferred Stocks
(Cost $11)		8

RIGHTS – 0.0%

Distribution/Wholesale – 0.0%

BlueLinx Holdings, Inc. *	2,586	1

Healthcare – Products – 0.0%

American Medical Alert Corp. *	13,109	–

Wright Medical Group, Inc. (Contingent Value Rights) *	5,624	14
		14

Pharmaceuticals – 0.0%

Allos Therapeutics, Inc. (Contingent Value Rights) *	7,039	–

Forest Laboratories, Inc. (Contingent Value Rights) *	3,326	–
		–
Total Rights
(Cost $20)		15

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0% (1)

Escrow Adolor Corp.	1,241	$ –

Mission West Properties, Inc.	1,085	–
Total Other
(Cost $ – )		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Magnum Hunter Resources Corp., Exp. 10/14/13, Strike $10.50 *	1,700	$ –
Total Warrants
(Cost $ – )		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.8%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01%(2)(3)	10,146,525	$10,147
Total Investment Companies
(Cost $10,147)		10,147

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.14%, 4/25/13(4)	$570	$570
Total Short-Term Investments
(Cost $570)		570

Total Investments – 99.9%
(Cost $168,878)		212,322

Other Assets less Liabilities – 0.1%		237
NET ASSETS – 100.0%		$212,559

(1)	Security listed as “escrow” is considered to be worthless.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $9,851,000 with net purchases of approximately $296,000 during the fiscal year ended March 31, 2013.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
†	Level 3 asset that is worthless, bankrupt or has been delisted.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued	MARCH 31, 2013

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Small Cap Core Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini	110	$10,438	Long	6/13	$215

At March 31, 2013, the industry sectors (unaudited) for the Small Cap Core Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.7%
Consumer Staples	3.9
Energy	6.0
Financials	23.2
Health Care	12.6
Industrials	15.7
Information Technology	16.2
Materials	4.9
Telecommunication Services	0.5
Utilities	3.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1– Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Core Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Banks	$12,236		$7	$–	$12,243
Food	4,034		40	–	4,074
Insurance	7,245		5	–	7,250
Internet	4,157		4	–	4,161
All Other Industries	$173,854	(1)	$ –	$–	$173,854
Preferred Stocks	8		–	–	8
Rights
Distribution/Wholesale	–		1	–	1
Healthcare-Products	14		–	–	14
Warrants	–	*	–	–	–	*
Investment Companies	10,147		–	–	10,147
Short-Term Investments	–		570	–	570
Total Investments	$211,695		$627	$–	$212,322

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$215		$ –	$–	$215

(1)	Classifications as defined in the Schedule of Investments.
*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, the Fund had transfers from Level 1 to Level 2 and transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 1 to Level 2

Industry	Value (000s)	Reason
Common Stocks
Banks	$2	Valuations at bid price
Internet	4	Valuations at bid price
Total	$6

Transfers from Level 2 to Level 1

Industry	Value (000s)	Reason
Common Stocks
Aerospace/Defence	$18	Valuations at official close price
Banks	17	Valuations at official close price
Diversified Financial Services	1	Valuations at official close price
Oil & Gas	136	Valuations at official close price
Savings & Loans	14	Valuations at official close price
Textiles	1	Valuations at official close price
Total	$187

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0%

Advertising – 0.1%

Harte-Hanks, Inc.	233,008	$1,815

Aerospace/Defense – 2.0%

AAR Corp.	236,911	4,357

Cubic Corp.	59,222	2,530

Curtiss-Wright Corp.	189,876	6,589

Ducommun, Inc. *	10,841	214

Esterline Technologies Corp. *	112,346	8,505

Kaman Corp.	29,174	1,035

Moog, Inc., Class A *	246,010	11,275

Orbital Sciences Corp. *	77,473	1,293

Triumph Group, Inc.	70,491	5,533
		41,331

Agriculture – 0.6%

Andersons (The), Inc.	80,601	4,314

Universal Corp.	138,079	7,738
		12,052

Airlines – 0.4%

JetBlue Airways Corp. *	1,237,310	8,537

Apparel – 1.1%

Columbia Sportswear Co.	135,218	7,827

Iconix Brand Group, Inc. *	334,031	8,641

Jones Group (The), Inc.	215,363	2,739

Perry Ellis International, Inc.	61,155	1,112

Steven Madden Ltd. *	21,593	932

Unifi, Inc. *	52,753	1,008
		22,259

Auto Parts & Equipment – 0.9%

Cooper Tire & Rubber Co.	170,584	4,377

Dana Holding Corp.	450,787	8,038

Miller Industries, Inc.	88,596	1,422

Standard Motor Products, Inc.	94,394	2,617

Superior Industries International, Inc.	150,926	2,819
		19,273

Banks – 11.9%

Bancfirst Corp.	32,456	1,353

Banco Latinoamericano de Comercio Exterior S.A., Class E	9,600	237

BancorpSouth, Inc.	281,868	4,594

Bank of the Ozarks, Inc.	60,083	2,665

BBCN Bancorp, Inc.	249,593	3,260

Capital City Bank Group, Inc. *	42,975	531

Cardinal Financial Corp.	125,248	2,277

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Banks – 11.9% – continued

Cathay General Bancorp	245,516	$4,940

Chemical Financial Corp.	227,342	5,997

City Holding Co.	91,790	3,652

Columbia Banking System, Inc.	86,511	1,901

Community Bank System, Inc.	279,357	8,277

Community Trust Bancorp, Inc.	110,140	3,748

CVB Financial Corp.	386,161	4,352

East West Bancorp, Inc.	169,447	4,350

Financial Institutions, Inc.	27,392	547

First Financial Bancorp	292,882	4,701

First Financial Corp.	93,360	2,940

First Merchants Corp.	130,035	2,012

First Midwest Bancorp, Inc.	371,586	4,935

FNB Corp.	734,118	8,883

Fulton Financial Corp.	210,922	2,468

Glacier Bancorp, Inc.	93,760	1,780

Hancock Holding Co.	115,469	3,570

Hanmi Financial Corp. *	40,990	656

Heartland Financial USA, Inc.	82,997	2,097

Home BancShares, Inc.	101,838	3,836

Iberiabank Corp.	83,490	4,176

Independent Bank Corp.	134,218	4,374

International Bancshares Corp.	398,330	8,285

Lakeland Bancorp, Inc.	232,399	2,289

Lakeland Financial Corp.	71,870	1,918

MainSource Financial Group, Inc.	37,442	526

MB Financial, Inc.	12,713	307

National Bankshares, Inc.	26,639	930

National Penn Bancshares, Inc.	380,821	4,071

NBT Bancorp, Inc.	181,351	4,017

Old National Bancorp	160,462	2,206

Park National Corp.	55,411	3,867

Peoples Bancorp, Inc.	24,357	545

Pinnacle Financial Partners, Inc. *	127,378	2,976

PrivateBancorp, Inc.	234,507	4,434

Prosperity Bancshares, Inc.	255,321	12,100

Renasant Corp.	194,471	4,352

S&T Bancorp, Inc.	154,572	2,866

Sandy Spring Bancorp, Inc.	79,385	1,596

SCBT Financial Corp.	84,436	4,256

Sierra Bancorp	125,172	1,646

Simmons First National Corp., Class A	64,924	1,644

StellarOne Corp.	159,949	2,583

Sterling Bancorp	114,391	1,162

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Banks – 11.9% – continued

Susquehanna Bancshares, Inc.	958,464	$11,914

SVB Financial Group *	107,127	7,600

Texas Capital Bancshares, Inc. *	109,046	4,411

Trico Bancshares	115,996	1,984

Trustmark Corp.	354,433	8,864

UMB Financial Corp.	180,372	8,851

Umpqua Holdings Corp.	340,542	4,516

Union First Market Bankshares Corp.	135,398	2,648

United Bankshares, Inc.	244,422	6,504

Washington Banking Co.	50,045	698

Washington Trust Bancorp, Inc.	129,034	3,533

Webster Financial Corp.	311,321	7,553

WesBanco, Inc.	102,132	2,446

Wilshire Bancorp, Inc. *	272,604	1,848

Wintrust Financial Corp.	148,551	5,502
		246,557

Biotechnology – 0.1%

PDL BioPharma, Inc.	308,726	2,257

Building Materials – 2.0%

Apogee Enterprises, Inc.	201,581	5,836

Comfort Systems USA, Inc.	230,307	3,245

Drew Industries, Inc.	169,192	6,143

Gibraltar Industries, Inc. *	286,117	5,222

Griffon Corp.	263,807	3,145

Louisiana-Pacific Corp. *	71,220	1,538

Quanex Building Products Corp.	215,664	3,472

Simpson Manufacturing Co., Inc.	175,630	5,376

Texas Industries, Inc. *	40,484	2,555

Universal Forest Products, Inc.	130,350	5,189
		41,721

Chemicals – 2.4%

A. Schulman, Inc.	142,081	4,484

Aceto Corp.	268,778	2,975

Cabot Corp.	106,516	3,643

Cytec Industries, Inc.	24,650	1,826

H.B. Fuller Co.	163,847	6,403

Innophos Holdings, Inc.	62,353	3,402

Minerals Technologies, Inc.	161,380	6,699

Olin Corp.	321,513	8,108

OM Group, Inc. *	226,643	5,322

Sensient Technologies Corp.	164,279	6,422
		49,284

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Coal – 0.2%

Arch Coal, Inc.	24,189	$131

Cloud Peak Energy, Inc. *	254,357	4,777
		4,908

Commercial Services – 3.9%

ABM Industries, Inc.	210,930	4,691

Arbitron, Inc.	13,728	644

Barrett Business Services, Inc.	30,602	1,612

Brink’s (The) Co.	23,691	670

CDI Corp.	132,288	2,275

Convergys Corp.	472,005	8,038

Corporate Executive Board (The) Co.	16,863	981

Electro Rent Corp.	160,517	2,976

Ennis, Inc.	232,174	3,499

Euronet Worldwide, Inc. *	170,999	4,504

Great Lakes Dredge & Dock Corp.	187,715	1,263

Kforce, Inc.	100,569	1,646

Korn/Ferry International *	220,124	3,931

MAXIMUS, Inc.	65,128	5,208

Multi-Color Corp.	85,429	2,203

PHH Corp. *	474,986	10,431

Rent-A-Center, Inc.	342,858	12,665

Stewart Enterprises, Inc., Class A	787,234	7,313

Viad Corp.	193,523	5,353

VistaPrint N.V. *	19,682	761
		80,664

Computers – 1.5%

Brocade Communications Systems, Inc. *	566,037	3,266

CACI International, Inc., Class A *	130,307	7,541

Cray, Inc. *	7,896	183

Electronics for Imaging, Inc. *	242,124	6,140

Insight Enterprises, Inc. *	363,067	7,486

Mentor Graphics Corp.	262,728	4,742

Sykes Enterprises, Inc. *	9,871	158

Xyratex Ltd.	178,946	1,772
		31,288

Cosmetics/Personal Care – 0.2%

Elizabeth Arden, Inc. *	69,693	2,805

Inter Parfums, Inc.	81,782	1,998
		4,803

Distribution/Wholesale – 0.5%

Core-Mark Holding Co., Inc.	78,197	4,012

Owens & Minor, Inc.	69,797	2,273

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Distribution/Wholesale – 0.5% – continued

United Stationers, Inc.	130,650	$5,050
		11,335

Diversified Financial Services – 2.2%

Aircastle Ltd.	195,895	2,680

Arlington Asset Investment Corp., Class A	15,329	396

Calamos Asset Management, Inc., Class A	85,164	1,002

Encore Capital Group, Inc. *	128,725	3,875

GFI Group, Inc.	167,151	558

Janus Capital Group, Inc.	195,289	1,836

National Financial Partners Corp. *	210,322	4,717

Nelnet, Inc., Class A	208,528	7,048

NewStar Financial, Inc. *	100,542	1,330

Ocwen Financial Corp. *	279,107	10,584

Oppenheimer Holdings, Inc., Class A	42,273	823

Stifel Financial Corp. *	147,494	5,114

World Acceptance Corp. *	55,324	4,751
		44,714

Electric – 4.7%

ALLETE, Inc.	173,084	8,485

Avista Corp.	297,304	8,146

Black Hills Corp.	153,929	6,779

Cleco Corp.	225,789	10,619

El Paso Electric Co.	269,227	9,059

Empire District Electric (The) Co.	153,569	3,440

IDACORP, Inc.	265,734	12,827

NorthWestern Corp.	160,097	6,381

Otter Tail Corp.	170,287	5,303

PNM Resources, Inc.	341,267	7,948

Portland General Electric Co.	295,088	8,950

UNS Energy Corp.	210,298	10,292
		98,229

Electrical Components & Equipment – 0.7%

Advanced Energy Industries, Inc. *	66,999	1,226

Encore Wire Corp.	31,259	1,095

EnerSys, Inc. *	82,853	3,776

Littelfuse, Inc.	86,010	5,836

Power-One, Inc. *	528,163	2,192
		14,125

Electronics – 3.0%

Benchmark Electronics, Inc. *	285,706	5,148

Brady Corp., Class A	276,714	9,278

Coherent, Inc.	123,016	6,980

CTS Corp.	300,887	3,141

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Electronics – 3.0% – continued

FEI Co.	87,155	$5,626

Newport Corp. *	138,866	2,350

Park Electrochemical Corp.	98,718	2,502

Plexus Corp. *	132,418	3,219

Rofin-Sinar Technologies, Inc. *	180,435	4,888

Rogers Corp. *	100,463	4,784

Sanmina Corp. *	353,274	4,013

Watts Water Technologies, Inc., Class A	191,849	9,207

Woodward, Inc.	34,779	1,383
		62,519

Energy – Alternate Sources – 0.1%

REX American Resources Corp. *	65,611	1,451

Engineering & Construction – 1.2%

Aegion Corp. *	34,517	799

Dycom Industries, Inc. *	260,956	5,138

EMCOR Group, Inc.	312,735	13,257

Granite Construction, Inc.	176,015	5,604
		24,798

Entertainment – 0.7%

Churchill Downs, Inc.	129,784	9,090

International Speedway Corp., Class A	57,989	1,895

Vail Resorts, Inc.	40,766	2,541
		13,526

Environmental Control – 0.3%

Darling International, Inc. *	251,813	4,523

Mine Safety Appliances Co.	18,482	917
		5,440

Food – 0.6%

Dole Food Co., Inc. *	92,713	1,011

Fresh Del Monte Produce, Inc.	259,243	6,994

Harris Teeter Supermarkets, Inc.	23,308	996

Sanderson Farms, Inc.	23,930	1,307

Seneca Foods Corp., Class A *	49,132	1,622
		11,930

Forest Products & Paper – 1.2%

Boise, Inc.	505,608	4,379

Buckeye Technologies, Inc.	38,768	1,161

Domtar Corp.	49,845	3,869

KapStone Paper and Packaging Corp.	121,099	3,366

Mercer International, Inc. *	294,307	2,034

Neenah Paper, Inc.	11,960	368

P.H. Glatfelter Co.	372,889	8,718

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Forest Products & Paper – 1.2% – continued

Schweitzer-Mauduit International, Inc.	16,332	$632
		24,527

Gas – 1.1%

AGL Resources, Inc.	59,397	2,492

Laclede Group (The), Inc.	98,362	4,200

South Jersey Industries, Inc.	59,000	3,280

Southwest Gas Corp.	235,405	11,172

WGL Holdings, Inc.	13,819	609
		21,753

Healthcare – Products – 1.1%

AngioDynamics, Inc. *	160,145	1,830

Cantel Medical Corp.	81,284	2,443

CONMED Corp.	260,707	8,880

CryoLife, Inc.	230,586	1,386

Greatbatch, Inc. *	177,026	5,288

Hanger, Inc. *	102,064	3,218
		23,045

Healthcare – Services – 2.4%

Amedisys, Inc. *	111,979	1,245

Amsurg Corp. *	143,108	4,814

Capital Senior Living Corp. *	97,352	2,573

Centene Corp. *	73,578	3,241

Community Health Systems, Inc.	124,041	5,878

Five Star Quality Care, Inc. *	418,714	2,801

Kindred Healthcare, Inc. *	347,600	3,660

LifePoint Hospitals, Inc. *	141,421	6,853

Magellan Health Services, Inc. *	86,899	4,134

Medcath Corp.(1)	106,845	–

Molina Healthcare, Inc. *	238,145	7,352

RadNet, Inc. *	142,253	399

Triple-S Management Corp., Class B *	176,304	3,071

Universal American Corp.	263,538	2,195

WellCare Health Plans, Inc. *	37,606	2,180
		50,396

Holding Companies – Diversified – 0.2%

Compass Diversified Holdings	213,128	3,382

Home Builders – 0.8%

Beazer Homes USA, Inc. *	71,711	1,136

Hovnanian Enterprises, Inc., Class A *	135,516	782

KB Home	109,480	2,384

MDC Holdings, Inc.	54,298	1,990

Meritage Homes Corp. *	107,684	5,046

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Home Builders – 0.8% – continued

Ryland Group (The), Inc.	37,322	$1,553

Standard Pacific Corp. *	501,257	4,331
		17,222

Home Furnishings – 0.5%

Ethan Allen Interiors, Inc.	101,268	3,334

Hooker Furniture Corp.	80,670	1,286

La-Z-Boy, Inc.	186,624	3,521

VOXX International Corp. *	171,172	1,833
		9,974

Household Products/Wares – 1.1%

American Greetings Corp., Class A	316,022	5,088

Avery Dennison Corp.	52,249	2,250

CSS Industries, Inc.	75,167	1,952

Helen of Troy Ltd. *	155,133	5,951

Prestige Brands Holdings, Inc. *	331,789	8,524
		23,765

Insurance – 5.5%

Alterra Capital Holdings Ltd.	368,442	11,606

American Equity Investment Life Holding Co.	326,438	4,861

AMERISAFE, Inc.	69,700	2,477

Argo Group International Holdings Ltd.	24,949	1,032

Assured Guaranty Ltd.	244,177	5,033

CNO Financial Group, Inc.	1,032,911	11,827

EMC Insurance Group, Inc.	55,730	1,467

Employers Holdings, Inc.	158,685	3,721

Endurance Specialty Holdings Ltd.	47,087	2,251

FBL Financial Group, Inc., Class A	202,431	7,866

First American Financial Corp.	289,792	7,410

Horace Mann Educators Corp.	281,259	5,864

Infinity Property & Casualty Corp.	3,400	191

Kemper Corp.	48,834	1,593

Montpelier Re Holdings Ltd.	200,296	5,218

Navigators Group (The), Inc. *	113,033	6,641

Platinum Underwriters Holdings Ltd.	105,400	5,882

Primerica, Inc.	135,819	4,452

RLI Corp.	61,551	4,422

Safety Insurance Group, Inc.	25,699	1,263

Selective Insurance Group, Inc.	79,080	1,899

StanCorp Financial Group, Inc.	123,689	5,289

Symetra Financial Corp.	356,265	4,778

United Fire Group, Inc.	90,157	2,296

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Insurance – 5.5% – continued

Validus Holdings Ltd.	127,484	$4,764
		114,103

Internet – 0.7%

AsiaInfo-Linkage, Inc. *	15,708	186

Blucora, Inc. *	293,142	4,538

Dealertrack Technologies, Inc. *	20,870	613

PC-Tel, Inc.	109,141	775

Sapient Corp. *	70,555	860

United Online, Inc.	533,851	3,219

WebMD Health Corp. *	173,435	4,218
		14,409

Investment Companies – 1.1%

Apollo Investment Corp.	674,757	5,641

Ares Capital Corp.	117,199	2,121

BlackRock Kelso Capital Corp.	231,189	2,312

Gladstone Capital Corp.	46,269	426

Hercules Technology Growth Capital, Inc.	330,111	4,044

Main Street Capital Corp.	31,374	1,007

MVC Capital, Inc.	158,379	2,032

Prospect Capital Corp.	465,646	5,080

Steel Excel, Inc. *	23,133	628
		23,291

Leisure Time – 0.2%

WMS Industries, Inc. *	173,198	4,366

Lodging – 0.1%

Marcus Corp.	225,218	2,813

Machinery – Construction & Mining – 0.2%

Hyster-Yale Materials Handling, Inc.	82,905	4,733

Machinery – Diversified – 1.1%

Briggs & Stratton Corp.	382,152	9,478

Cascade Corp.	78,999	5,133

Cognex Corp.	109,867	4,631

Intevac, Inc. *	181,399	856

Kadant, Inc. *	25,235	631

NACCO Industries, Inc., Class A	42,639	2,275
		23,004

Media – 0.9%

Digital Generation, Inc. *	45,671	294

Entercom Communications Corp., Class A *	249,192	1,854

Gannett Co., Inc.	131,448	2,875

Journal Communications, Inc., Class A *	494,730	3,324

Meredith Corp.	125,469	4,800

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Media – 0.9% – continued

Scholastic Corp.	238,498	$6,356
		19,503

Metal Fabrication/Hardware – 1.1%

A.M. Castle & Co. *	118,025	2,065

Mueller Industries, Inc.	181,996	9,699

Olympic Steel, Inc.	62,971	1,505

Worthington Industries, Inc.	330,230	10,231
		23,500

Mining – 0.8%

Coeur d’Alene Mines Corp. *	298,412	5,628

Hecla Mining Co.	521,682	2,061

Kaiser Aluminum Corp.	43,943	2,841

Materion Corp.	179,030	5,102

Stillwater Mining Co. *	49,502	640
		16,272

Miscellaneous Manufacturing – 1.3%

A.O. Smith Corp.	37,610	2,767

Actuant Corp., Class A	14,964	458

Barnes Group, Inc.	264,978	7,666

EnPro Industries, Inc. *	37,679	1,928

Myers Industries, Inc.	296,009	4,132

Standex International Corp.	95,279	5,262

Tredegar Corp.	148,312	4,366
		26,579

Office Furnishings – 0.0%

Steelcase, Inc., Class A	21,116	311

Oil&Gas – 2.1%

Alon USA Energy, Inc.	119,465	2,276

Approach Resources, Inc. *	20,038	493

Callon Petroleum Co. *	171,917	636

Carrizo Oil & Gas, Inc. *	84,416	2,175

Delek US Holdings, Inc.	116,749	4,607

Forest Oil Corp. *	26,897	141

Gran Tierra Energy, Inc. *	358,961	2,111

Gulfport Energy Corp. *	124,236	5,694

Parker Drilling Co. *	485,694	2,079

PDC Energy, Inc. *	159,659	7,914

Resolute Energy Corp. *	88,478	1,018

Rex Energy Corp. *	89,007	1,467

Stone Energy Corp. *	293,130	6,376

Vaalco Energy, Inc. *	408,323	3,099

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Oil & Gas – 2.1% – continued

W&T Offshore, Inc.	224,061	$3,182
		43,268

Oil & Gas Services – 1.9%

Basic Energy Services, Inc. *	21,434	293

Dril-Quip, Inc. *	18,332	1,598

Helix Energy Solutions Group, Inc. *	318,511	7,287

Hornbeck Offshore Services, Inc. *	221,168	10,275

Key Energy Services, Inc. *	649,784	5,250

Lufkin Industries, Inc.	18,016	1,196

Natural Gas Services Group, Inc. *	125,799	2,423

Newpark Resources, Inc. *	645,443	5,990

Oil States International, Inc. *	20,410	1,665

Pioneer Energy Services Corp. *	265,646	2,192

Superior Energy Services, Inc. *	24,638	640
		38,809

Packaging & Containers – 0.3%

Graphic Packaging Holding Co. *	802,641	6,012

Pharmaceuticals – 0.5%

Nutraceutical International Corp.	84,998	1,475

ViroPharma, Inc. *	380,921	9,584
		11,059

Pipelines – 0.3%

Crosstex Energy, Inc.	256,672	4,943

Enbridge Energy Management LLC *	57,104	1,726

Enbridge Energy Management LLC - (Fractional Shares) *	2,682,935	–

Kinder Morgan Management LLC - (Fractional Shares) *	23,015	–

SemGroup Corp., Class A *	7,678	397
		7,066

Real Estate – 0.2%

WP Carey, Inc.	53,635	3,615

Real Estate Investment Trusts – 11.2%

Acadia Realty Trust	107,229	2,978

Agree Realty Corp.	96,533	2,906

Alexandria Real Estate Equities, Inc.	23,907	1,697

Anworth Mortgage Asset Corp.	790,215	5,002

ARMOUR Residential REIT, Inc.	454,928	2,971

Capstead Mortgage Corp.	437,203	5,605

CBL & Associates Properties, Inc.	268,493	6,336

Cedar Realty Trust, Inc.	478,944	2,926

Colonial Properties Trust	287,296	6,496

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Real Estate Investment Trusts – 11.2% – continued

Corporate Office Properties Trust	68,361	$1,824

DiamondRock Hospitality Co.	634,855	5,911

Duke Realty Corp.	217,343	3,691

DuPont Fabros Technology, Inc.	127,688	3,099

Dynex Capital, Inc.	176,815	1,888

EPR Properties	227,624	11,848

Equity One, Inc.	294,916	7,069

First Industrial Realty Trust, Inc.	247,272	4,236

First Potomac Realty Trust	257,567	3,820

Franklin Street Properties Corp.	331,473	4,846

Geo Group (The), Inc.	271,525	10,215

Gladstone Commercial Corp.	38,530	750

Government Properties Income Trust	120,000	3,088

Healthcare Realty Trust, Inc.	243,572	6,915

Highwoods Properties, Inc.	223,108	8,828

Invesco Mortgage Capital, Inc.	409,274	8,754

Investors Real Estate Trust	276,211	2,726

Kite Realty Group Trust	343,645	2,316

LaSalle Hotel Properties	334,561	8,491

LTC Properties, Inc.	192,463	7,839

Medical Properties Trust, Inc.	791,106	12,689

MFA Financial, Inc.	528,070	4,922

National Health Investors, Inc.	92,376	6,046

NorthStar Realty Finance Corp.	756,011	7,167

One Liberty Properties, Inc.	48,624	1,056

Pennsylvania Real Estate Investment Trust	270,489	5,245

PS Business Parks, Inc.	48,281	3,810

Ramco-Gershenson Properties Trust	203,947	3,426

Redwood Trust, Inc.	486,132	11,269

Resource Capital Corp.	235,162	1,554

Silver Bay Realty Trust Corp.	15,222	315

Starwood Property Trust, Inc.	454,160	12,607

Strategic Hotels & Resorts, Inc. *	561,405	4,688

Sunstone Hotel Investors, Inc. *	63,739	785

Two Harbors Investment Corp.	310,658	3,917

Washington Real Estate Investment Trust	181,781	5,061

Weingarten Realty Investors	123,922	3,910
		233,538

Retail – 5.0%

Aeropostale, Inc. *	52,549	715

Bob Evans Farms, Inc.	176,141	7,507

Casey’s General Stores, Inc.	59,344	3,460

Cash America International, Inc.	201,243	10,559

Coinstar, Inc. *	7,784	455

See Notes to the Financial Statements.

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Retail – 5.0% – continued

Cracker Barrel Old Country Store, Inc.	93,737	$7,579

Domino’s Pizza, Inc.	29,330	1,509

DSW, Inc., Class A	80,246	5,120

Einstein Noah Restaurant Group, Inc.	48,293	716

Fifth & Pacific Cos., Inc. *	274,336	5,179

Fred’s, Inc., Class A	325,620	4,455

Group 1 Automotive, Inc.	94,500	5,677

Haverty Furniture Cos., Inc.	106,916	2,198

Men’s Wearhouse (The), Inc.	317,477	10,610

Pantry (The), Inc. *	151,421	1,888

PC Connection, Inc.	171,456	2,803

Penske Automotive Group, Inc.	221,501	7,389

Pep Boys-Manny, Moe & Jack (The) *	242,534	2,860

Pricesmart, Inc.	14,689	1,143

PVH Corp.	3,373	360

Rush Enterprises, Inc., Class A *	129,669	3,128

Saks, Inc. *	512,850	5,882

Shoe Carnival, Inc.	91,451	1,869

Sonic Automotive, Inc., Class A	120,171	2,663

Stage Stores, Inc.	244,791	6,335

Texas Roadhouse, Inc.	60,391	1,219

Wet Seal (The), Inc., Class A *	287,086	867

World Fuel Services Corp.	15,486	615
		104,760

Savings & Loans – 2.0%

Astoria Financial Corp.	299,417	2,952

BankFinancial Corp.	63,579	514

Berkshire Hills Bancorp, Inc.	50,770	1,297

Dime Community Bancshares, Inc.	291,509	4,186

First Financial Holdings, Inc.	54,599	1,145

Flushing Financial Corp.	343,576	5,820

Northwest Bancshares, Inc.	263,125	3,339

OceanFirst Financial Corp.	86,062	1,241

Provident Financial Services, Inc.	421,964	6,443

Provident New York Bancorp	247,510	2,245

United Financial Bancorp, Inc.	167,894	2,552

Washington Federal, Inc.	367,811	6,437

WSFS Financial Corp.	68,006	3,308
		41,479

Semiconductors – 3.0%

Amkor Technology, Inc. *	212,179	849

ATMI, Inc. *	142,390	3,194

Brooks Automation, Inc.	484,921	4,936

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Semiconductors – 3.0% – continued

Entegris, Inc. *	585,287	$5,771

Fairchild Semiconductor

International, Inc. *	274,870	3,887

GSI Technology, Inc. *	145,551	959

Intersil Corp., Class A	389,427	3,392

Kulicke & Soffa Industries, Inc. *	266,597	3,082

Lattice Semiconductor Corp. *	291,363	1,588

LTX-Credence Corp. *	107,065	647

MKS Instruments, Inc.	329,112	8,952

Nanometrics, Inc. *	57,015	823

OmniVision Technologies, Inc. *	241,863	3,333

Pericom Semiconductor Corp. *	136,367	929

Photronics, Inc. *	280,440	1,873

Power Integrations, Inc.	14,196	616

QLogic Corp. *	81,831	949

Semtech Corp. *	33,388	1,181

Silicon Image, Inc. *	349,183	1,697

Tessera Technologies, Inc.	158,929	2,980

TriQuint Semiconductor, Inc. *	811,507	4,098

Ultra Clean Holdings *	85,552	556

Veeco Instruments, Inc. *	153,118	5,869
		62,161

Software – 1.3%

Acxiom Corp. *	232,085	4,735

Advent Software, Inc. *	25,583	716

Blackbaud, Inc.	21,798	646

Digi International, Inc. *	101,850	909

Ebix, Inc.	79,256	1,285

Fair Isaac Corp.	24,886	1,137

MicroStrategy, Inc., Class A *	5,405	546

Progress Software Corp. *	94,549	2,154

PTC, Inc. *	59,073	1,506

Schawk, Inc.	158,442	1,741

SS&C Technologies Holdings, Inc. *	40,117	1,203

SYNNEX Corp. *	190,100	7,034

Take-Two Interactive Software, Inc. *	216,425	3,495
		27,107

Storage/Warehousing – 0.4%

Mobile Mini, Inc. *	257,958	7,592

Telecommunications – 2.0%

Arris Group, Inc. *	334,013	5,735

Black Box Corp.	91,033	1,985

Comtech Telecommunications Corp.	63,734	1,548

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Telecommunications – 2.0% – continued

Consolidated Communications Holdings, Inc.	7,313	$128

Extreme Networks, Inc. *	412,367	1,390

Finisar Corp. *	363,597	4,796

General Communication, Inc., Class A *	241,469	2,214

NETGEAR, Inc. *	91,510	3,067

Oplink Communications, Inc. *	148,359	2,433

Plantronics, Inc.	139,148	6,149

Premiere Global Services, Inc. *	385,296	4,234

RF Micro Devices, Inc. *	955,451	5,083

Telephone & Data Systems, Inc.	147,556	3,109
		41,871

Textiles – 0.8%

G&K Services, Inc., Class A	141,178	6,425

UniFirst Corp.	118,489	10,723
		17,148

Transportation – 1.6%

Bristow Group, Inc.	189,231	12,478

Gulfmark Offshore, Inc., Class A	208,113	8,108

PHI, Inc. (Non Voting) *	80,845	2,766

Saia, Inc. *	111,892	4,047

Ship Finance International Ltd.	286,368	5,051

Universal Truckload Services, Inc. *	22,914	535
		32,985

Trucking & Leasing – 0.7%

AMERCO	43,456	7,541

Greenbrier Cos., Inc. *	68,919	1,565

TAL International Group, Inc.	97,806	4,432

Willis Lease Finance Corp. *	30,030	454
		13,992
Total Common Stocks
(Cost $1,466,445)		1,994,226

CONVERTIBLE PREFERRED STOCKS – 0.1%

Healthcare - Products – 0.1%

Alere, Inc., 3.00%	3,306	793
Total Convertible Preferred Stocks
(Cost $723)		793

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0% (2)

Escrow DLB Oil & Gas	2,100	$ –

Escrow Gerber Scientific, Inc.	264,734	–
Total Other
(Cost $ – )		–

INVESTMENT COMPANIES – 3.6%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (3)(4)	74,171,989	74,172
Total Investment Companies
(Cost $74,172)		74,172

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.12%, 4/25/13 (5)	$4,744	$4,744
Total Short-Term Investments
(Cost $4,744)		4,744

Total Investments – 99.9%
(Cost $1,546,084)		2,073,935

Other Assets less Liabilities – 0.1%		2,918
NET ASSETS – 100.0%		$2,076,853

(1)	Security has been deemed worthless by the Northern Trust Global Investments Pricing and Valuation Committee.
(2)	Security listed as “escrow” is considered to be worthless.
(3)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $100,617,000 with net sales of approximately $26,445,000 during the fiscal year ended March 31, 2013.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the Small Cap Value Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	171	$13,361	Long	6/13	$269
E-mini S&P MidCap 400	93	10,704	Long	6/13	317
Russell 2000 Mini	589	55,890	Long	6/13	1,589
Total					$2,175

At March 31, 2013, the industry sectors (unaudited) for the Small Cap Value Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.9%
Consumer Staples	2.5
Energy	6.3
Financials	36.5
Health Care	4.4
Industrials	13.5
Information Technology	12.4
Materials	6.0
Telecommunication Services	0.5
Utilities	6.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Value Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$1,994,226	(1)	$ –	$–	$1,994,226
Convertible Preferred Stocks	793	(1)	–	–	793
Investment Companies	74,172		–	–	74,172
Short-Term Investments	–		4,744	–	4,744
Total Investments	$2,069,191		$4,744	$–	$2,073,935

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$2,175		$ –	$–	$2,175

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2, or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued	MARCH 31, 2013

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/12 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/13 (000s)

Common Stock

Biotechnology	$173	$–	$(1,161)	$1,033	$–	$–	$(45)	$–	$–	$–

Total	$173	$–	$(1,161)	$1,033	$–	$–	$(45)	$–	$–	$–

The amount of change in net unrealized appreciation (depreciation) on investments in Level 3 securities still held at March 31, 2013 was $0, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

EQUITY FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7%

Biotechnology – 4.2%

Alexion Pharmaceuticals, Inc. *	6,332	$584

Biogen Idec, Inc. *	8,669	1,672

Celgene Corp. *	9,286	1,076
		3,332

Computers – 22.2%

Accenture PLC, Class A	11,868	902

Apple, Inc.	9,080	4,019

Cognizant Technology Solutions Corp., Class A *	25,845	1,980

EMC Corp. *	84,459	2,018

Fortinet, Inc. *	58,031	1,374

Fusion-io, Inc. *	50,839	832

International Business Machines Corp.	5,916	1,262

NetApp, Inc. *	23,159	791

Qualys, Inc. *	28,499	352

Riverbed Technology, Inc. *	50,184	748

SanDisk Corp. *	17,136	942

Teradata Corp. *	41,911	2,452
		17,672

Electronics – 2.6%

FEI Co.	14,826	957

Trimble Navigation Ltd. *	36,206	1,085
		2,042

Healthcare - Products – 3.9%

Hologic, Inc. *	54,754	1,237

Intuitive Surgical, Inc. *	2,141	1,052

St. Jude Medical, Inc.	20,318	822
		3,111

Internet – 15.0%

Amazon.com, Inc. *	3,392	904

ExactTarget, Inc. *	20,799	484

F5 Networks, Inc. *	18,603	1,657

Google, Inc., Class A *	7,129	5,661

LinkedIn Corp., Class A *	7,568	1,332

Rackspace Hosting, Inc. *	11,155	563

Splunk, Inc. *	12,560	503

TIBCO Software, Inc. *	41,787	845
		11,949

Pharmaceuticals – 4.2%

Achillion Pharmaceuticals, Inc. *	45,986	402

Allergan, Inc.	10,388	1,160

BioMarin Pharmaceutical, Inc. *	18,589	1,157

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Pharmaceuticals – 4.2% continued

Medivation, Inc. *	13,198	$617
		3,336

Real Estate Investment Trusts – 0.8%

Digital Realty Trust, Inc.	9,327	624

Semiconductors – 16.7%

Altera Corp.	41,913	1,487

ARM Holdings PLC ADR	25,244	1,070

ASML Holding N.V. (Registered)	17,695	1,203

Broadcom Corp., Class A	25,841	896

Intel Corp.	36,257	792

KLA-Tencor Corp.	29,779	1,571

Linear Technology Corp.	28,094	1,078

Microchip Technology, Inc.	38,228	1,405

QUALCOMM, Inc.	38,065	2,549

Xilinx, Inc.	33,493	1,278
		13,329

Software – 19.5%

Activision Blizzard, Inc.	72,737	1,060

Check Point Software Technologies Ltd. *	20,212	950

Citrix Systems, Inc. *	26,709	1,927

Imperva, Inc. *	12,080	465

Informatica Corp. *	22,945	791

Microsoft Corp.	21,801	624

Oracle Corp.	70,567	2,282

Proofpoint, Inc. *	33,104	558

QLIK Technologies, Inc. *	38,975	1,007

Red Hat, Inc. *	26,996	1,365

Salesforce.com, Inc. *	10,095	1,805

SciQuest, Inc. *	26,392	635

SolarWinds, Inc. *	13,336	788

VMware, Inc., Class A *	16,288	1,285
		15,542

Telecommunications – 9.6%

Amdocs Ltd.	30,601	1,109

Aruba Networks, Inc. *	66,898	1,655

Cisco Systems, Inc.	134,034	2,803

Juniper Networks, Inc. *	51,019	946

LogMeIn, Inc. *	36,251	697

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND continued	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Telecommunications – 9.6% – continued

Procera Networks, Inc. *	33,266	$395
		7,605
Total Common Stocks
(Cost $67,552)		78,542

INVESTMENT COMPANIES – 1 .2%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	966,323	966
Total Investment Companies
(Cost $966)		966

Total Investments – 99.9%
(Cost $68,518)		79,508

Other Assets less Liabilities – 0.1%		46
NET ASSETS – 100.0%		$79,554

(1)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $2,314,000 with net sales of approximately $1,348,000 during the fiscal year ended March 31, 2013.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Technology Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	1.2%
Financials	0.8
Health Care	12.4
Information Technology	85.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Technology Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$78,542	(1)	$–	$–	$78,542
Investment Companies	966		–	–	966
Total Investments	$79,508		$–	$–	$79,508

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2013

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 47 Funds as of March 31, 2013, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Enhanced Large Cap, Income Equity, International Equity, Large Cap Equity, Large Cap Growth, Large Cap Value, Small Cap Core, Small Cap Value and Technology Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of the Funds’ Board. NTI has established a pricing and valuation committee (the “NTGI PVC”) whose

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. The NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, the NTGI PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses, on closed futures contracts, in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 9.

At March 31, 2013, the Small Cap Core and Small Cap Value Funds had entered into exchange-traded long futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $570,000 and $4,744,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on written options on the Statements of Operations.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty nonperformance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

EQUITY FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2013

Transactions in options written by the Large Cap Equity Fund during the fiscal year ended March 31, 2013, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (000’S)
Options outstanding at March 31, 2012	60	$13
Options written	—	—
Options expired and closed	(60)	(13)
Options exercised	—	—
Options outstanding at March 31, 2013	0	$0

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

E) FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the fiscal year ended March 31, 2013, were $2,323 for the International Equity Fund. Redemption fees for the fiscal year ended March 31, 2012, were less than $1,000 for the International Equity Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Enhanced Large Cap	Quarterly
Income Equity	Monthly
International Equity	Annually
Large Cap Equity	Quarterly
Large Cap Growth	Annually
Large Cap Value	Annually
Small Cap Core	Annually
Small Cap Value	Annually
Technology	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2013, the following reclassifications were recorded:

Amounts in thousands	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN/LOSS	CAPITAL STOCK
Enhanced Large Cap	$ — *	$ — *	$ —
Income Equity	1,276	(1,276)	—
International Equity	(76)	(654)	730
Large Cap Equity	(1)	(26)	27
Large Cap Growth	— *	(2,837)	2,837
Small Cap Core	19	(19)	—
Small Cap Value	(906)	906	—
Technology	637	— *	(637)

*	Amount rounds to less than one thousand.

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2012, through the fiscal year ended March 31, 2013, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Small Cap Core	$1,980
Technology	155

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss

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MARCH 31, 2013

carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD		LONG-TERM CAPITAL LOSS CARRYFORWARD
International Equity	$1,859	*	$513	*

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2013, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2016		MARCH 31, 2017		MARCH 31, 2018
Enhanced Large Cap	$ —		$9,555		$9,392
International Equity	3,623	*	41,562	*	155,401	*
Large Cap Equity	2,451	*	17,703	*	26,340	*
Large Cap Growth	2,806	*	8,394	*	20,105	*
Large Cap Value	—		52,575		61,413
Technology	—		2,755		10,853

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varing amounts through March 31, 2018.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2013, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Enhanced Large Cap	$1	$ —	$2,271
Income Equity	143	5,634	64,057
International Equity	1,359	722	35,005
Large Cap Equity	33	28	25,936
Large Cap Growth	$63	$ —	$46,290
Large Cap Value	498	—	24,277
Small Cap Core	—	1,249	43,392
Small Cap Value	3,554	7,645	525,334
Technology	—	—	10,059

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Enhanced Large Cap	$262	$ —
Income Equity	6,126	801
International Equity	4,471	—
Large Cap Equity	1,853	—
Large Cap Growth	400	—
Large Cap Value	2,897	—
Small Cap Core	2,216	419
Small Cap Value	25,500	44,644

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Enhanced Large Cap	$200	$ —
Income Equity	7,992	—
International Equity	4,171	—
Large Cap Equity	1,212	—
Large Cap Value	2,000	—
Small Cap Core	431	—
Small Cap Value	10,300	2,585

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2013, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The

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NOTES TO THE FINANCIAL STATEMENTS continued

Funds’ federal tax returns filed for the fiscal years ended March 31, 2010 through March 31, 2012 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2013.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2013.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and the annual commitment fee on the unused portion of the credit line under the New Credit Facility is the same as those for the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At March 31, 2013, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2013, on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Enhanced Large Cap	$130	1.22%
Income Equity	1,350	1.24%
International Equity	750	1.24%
Large Cap Equity	2,133	1.20%
Large Cap Value	336	1.23%
Technology	7,150	1.21%

No other Funds incurred any interest expenses during the fiscal year ended March 31, 2013.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2013, the investment adviser contractually agreed to reimburse the Funds for certain expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

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The contractual reimbursement arrangement is expected to continue until at least July 31, 2014. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

The annual advisory fees for the Enhanced Large Cap, Small Cap Core, Small Cap Value, Income Equity, Large Cap Value and Technology Funds for the fiscal year ended March 31, 2013, and for the International Equity, Large Cap Equity and Large Cap Growth Funds for the period from April 1, 2012 to August 23, 2012, were based on the following annual rates as set forth in the table below. The table below also sets forth the expense limitations for the fiscal year ended March 31, 2013 for the Funds.

	CONTRACTUAL
Fund	ANNUAL ADVISORY FEES	EXPENSE LIMITATION
Enhanced Large Cap	0.30%	0.60%
Small Cap Core	0.85%	0.75%
Small Cap Value	0.85%	1.00%

	CONTRACTUAL ANNUAL ADVISORY FEE			CONTRACTUAL
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	EXPENSE LIMITATION
Income Equity	0.85%	0.80%	0.77%	1.00%
International Equity	1.00%	0.94%	0.90%	1.06%
Large Cap Equity	0.85%	0.80%	0.77%	0.85%
Large Cap Growth	0.85%	0.80%	0.77%	0.85%
Large Cap Value	0.85%	0.80%	0.77%	0.85%
Technology	1.00%	0.94%	0.90%	1.25%

Effective August 24, 2012, NTI reduced the contractual advisory fee rates for the International Equity, Large Cap Equity, and Large Cap Growth Funds. As a result, for these Funds, the annual advisory fees for the period from August 24, 2012 to March 31, 2013 were based on the following annual rates as follows:

	CONTRACTUAL ANNUAL ADVISORY FEE
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION
International Equity	0.90%	0.85%	0.81%
Large Cap Equity	0.75%	0.71%	0.68%
Large Cap Growth	0.75%	0.71%	0.68%

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds. The transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The administration fees are reflected in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

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NOTES TO THE FINANCIAL STATEMENTS continued

6. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), each Fund may invest its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the investment adviser and/or its affiliates. The uninvested cash of each of the Funds currently is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35 percent of the average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in the Northern Institutional Diversified Assets Portfolio. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each Fund’s net expenses and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2013, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Enhanced Large Cap	$ —	$10,774	$ —	$12,780
Income Equity	—	38,932	—	106,891
International Equity	$—	$56,892	$—	$118,497
Large Cap Equity	—	98,414	—	104,714
Large Cap Growth	—	55,079	—	44,507
Large Cap Value	—	24,785	—	52,382
Small Cap Core	—	21,662	—	36,842
Small Cap Value	—	518,402	—	450,305
Technology	—	35,030	—	54,155

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2013, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Enhanced Large Cap	$2,329	$(57)	$2,272	$10,318
Income Equity	73,018	(8,961)	64,057	294,915
International Equity	52,695	(17,669)	35,026	223,858
Large Cap Equity	26,770	(834)	25,936	123,144
Large Cap Growth	47,293	(1,003)	46,290	152,105
Large Cap Value	24,795	(518)	24,277	83,438
Small Cap Core	51,557	(8,165)	43,392	168,930
Small Cap Value	544,170	(18,836)	525,334	1,548,601
Technology	13,509	(3,448)	10,061	69,447

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Enhanced Large Cap	130		$1,320		14	$145	(374)	$(3,812)	(230)	$(2,347)
Income Equity	4,753		62,579		246	3,198	(9,962)	(129,437)	(4,963)	(63,660)
International Equity	11,171	*	86,435	*	209	1,723	(12,251)	(96,121)	(871)	(7,963)

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Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Large Cap Equity	3,792	**	$59,891	**	75	$1,166	(4,171)	$(65,753)	(304)	$(4,696)
Large Cap Growth	5,128	***	122,067	***	15	356	(1,390)	(35,216)	3,753	87,207
Large Cap Value	600		5,880		210	2,063	(3,706)	(36,311)	(2,896)	(28,368)
Small Cap Core	2,113		34,528		32	530	(2,954)	(46,821)	(809)	(11,763)
Small Cap Value	28,512		476,446		3,968	65,027	(27,159)	(445,441)	5,321	96,032
Technology	926		14,964		—	—	(2,235)	(36,809)	(1,309)	(21,845)

*	Numbers include assets received in connection with fund reorganization of approximately 8,002,000 in shares sold and $61,134,000 in proceeds from shares sold. For further information on the reorganization, see Note 13.

**	Numbers include assets received in connection with fund reorganization of approximately 147,000 in shares sold and $2,226,000 in proceeds from shares sold. For further information on the reorganization, see Note 13.

***	Numbers include assets received in connection with fund reorganization of approximately 4,187,000 in shares sold and $98,937,000 in proceeds from shares sold. For further information on the reorganization, see Note 13.

Transactions in capital shares for the fiscal year ended March 31, 2012, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Enhanced Large Cap	339	$3,089	11	$101	(543)	$(5,039)	(193)	$(1,849)
Income Equity	11,729	144,188	264	3,238	(11,836)	(145,576)	157	1,850
International Equity	9,316	73,263	127	865	(16,340)	(123,183)	(6,897)	(49,055)
Large Cap Equity	1,197	16,409	52	699	(2,929)	(39,417)	(1,680)	(22,309)
Large Cap Growth	608	13,504	—	—	(708)	(15,903)	(100)	(2,399)
Large Cap Value	1,771	16,616	153	1,278	(7,831)	(70,555)	(5,907)	(52,661)
Small Cap Core	3,811	55,849	3	40	(2,875)	(41,231)	939	14,658
Small Cap Value	31,405	472,671	823	11,766	(31,844)	(483,608)	384	829
Technology	1,417	21,873	—	—	(1,518)	(22,434)	(101)	(561)

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2013:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
International Equity	Foreign exchange contracts	Unrealized gain on foreign currency exchange contracts	$3		Unrealized loss on foreign currency exchange contracts	$ —		Chase, Citigroup and CSFB
Small Cap Core	Equity contracts	Net Assets — Unrealized appreciation	215	*	Net Assets — Unrealized depreciation	—	*	UBS
Small Cap Value	Equity contracts	Net Assets — Unrealized appreciation	2,175	*	Net Assets — Unrealized depreciation	—	*	Citigroup

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO THE FINANCIAL STATEMENTS continued

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2013:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Enhanced Large Cap	Equity contracts	Net realized gains (losses) on futures contracts	$(16)
International Equity	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(104)
Large Cap Equity	Equity contracts	Net realized gains (losses) on written options	21
Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	1,513
Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	10,241

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Enhanced Large Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(7)
International Equity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	3
Large Cap Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on written options	(3)
Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(83)
Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(545)

Volume of derivative activity for the fiscal year ended March 31, 2013*:

	FOREIGN EXCHANGE		FUTURES EQUITY		PURCHASED OPTIONS		WRITTEN OPTIONS
	CONTRACTS**		CONTRACTS		CONTRACTS		CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE COST OF AMOUNT***
Enhanced Large Cap	—	$—	10	$104	—	$—	—	$—
International Equity	87	788	—	—	—	—	—	—
Large Cap Equity	—	—	—	—	—	—	5	2
Small Cap Core	—	—	88	642	—	—	—	—
Small Cap Value	—	—	114	3,751	—	—	—	—

*	Activity during the period is measured by number of trades during the period and average notional amount for foreign currency exchange and futures equity contracts, and number of trades and average cost of proceeds of sale for written options contracts.

**	Foreign currency exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on a Fund’s financial position.

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In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of both of these requirements and the impacts they will have to the financial statement amounts and footnote disclosures, if any.

12. LEGAL PROCEEDINGS

In 2007, the Enhanced Large Cap Fund and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. On December 8, 2008, Tribune filed for bankruptcy in the U.S. Bankruptcy Court for the District of Delaware.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The Tribune litigation trustee appointed pursuant to Tribune’s plan of reorganization has been substituted as the named plaintiff in the adversary proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune and named Northern Funds as a defendant in the Delaware Superior Court with respect to claims related to the Tribune LBO (Niese et al. v. A.G. Edwards, Inc. et al.), which was subsequently removed to federal court in the United States District Court, District of Delaware. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). The defendants have jointly moved to dismiss all of the actions filed by the individual creditors, i.e. the actions commenced by the plaintiffs in Niese et al. and Deutsche Bank Trust Co. et al. A hearing on the motion to dismiss occurred on May 23, 2013, in the United States District Court for the Southern District of New York and the Court took the matter under advisement. The action commenced by the Committee is not subject to the motion to dismiss.

Each of the above proceedings to which Northern Funds is a party attempts to “clawback” the proceeds paid out in connection with the LBO. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the LBO. Each of the above proceedings has now been consolidated into a Multi-District Litigation (“MDL”) proceeding, pending in the Southern District of New York. Except for certain administrative and organizational matters, the cases have generally been stayed pursuant to orders of the Court. On September 7, 2012, the Court in the MDL proceeding entered an order modifying the stay and establishing a schedule and process with respect to certain of the proceedings.

The value of the proceeds received by the Enhanced Large Cap Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings. The complaints allege no misconduct by the Funds, and the Funds intend to vigorously defend any lawsuit.

13. REORGANIZATION

On August 9, 2012, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of the series of Northern Institutional Funds (“NIF”) listed in the table below (each an “Acquired Fund”) into a corresponding series of the Trust as set forth below under the heading Acquiring Fund (each an “Acquiring Fund”). Pursuant to the Plan, all of the assets of each Acquired Fund were transferred to the corresponding Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate value and the corresponding Acquiring Fund’s assumption of all of the current and future liabilities of the Acquired Fund. The cost basis of the investments received from the Acquired Funds was carried forward to the corresponding Acquiring Funds for U.S. GAAP and tax purposes. Immediately following the reorganization, holders of Class A shares of each Acquired Fund held shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Class A shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was accomplished by a tax-free exchange of shares and was completed on November 9, 2012 as set forth in the table.

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2013

	ACQUIRED FUND			ACQUIRING FUND
Amounts in thousands, except Share Conversion Ratio	NIF International Equity Portfolio	NIF Large Cap Equity Portfolio	NIF Large Cap Growth Portfolio	NF International Equity Fund	NF Large Cap Equity Fund	NF Large Cap Growth Fund
Share Conversion Ratio	1.1170	0.4851	0.6391	1.1170	0.4851	0.6391
Acquired Fund’s Shares	7,164	302	6,552	NA	NA	NA
Acquiring Fund’s Shares	NA	NA	NA	8,002	147	4,187
Acquiring Fund’s Unrealized Appreciation	7,470	289	17,705	NA	NA	NA
Net Assets before the Reorganization	61,134	2,226	98,937	196,205	160,636	85,067
Aggregated Net Assets immediately after the Reorganization	NA	NA	NA	257,341	162,862	184,004

The tables below summarize the operations of the Acquired Funds for the period from December 1, 2011 to November 9, 2012, and the Acquiring Funds’ results of operations for the year ended March 31, 2013.

For the period from December 1, 2011 to November 9, 2012 (in thousands)

FUND	NET INVESTMENT INCOME	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NIF International Equity Portfolio	$2,540	$5,709	$8,249
NIF Large Cap Equity Portfolio	29	383	412
NIF Large Cap Growth Portfolio	9	8,262	8,271

For the year ended March 31, 2013 (in thousands)

FUND	NET INVESTMENT INCOME	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NF International Equity Fund	$4,432	$18,961	$23,393
NF Large Cap Equity Fund	$1,841	$12,563	$14,404
NF Large Cap Growth Fund	476	16,256	16,732

Because each combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of net investment income (loss), net realized gains and change in unrealized appreciation (depreciation) on investments, and net increase (decrease) in net assets resulting from operations, of the Acquired Funds that have been included in the Acquiring Funds’ Statements of Operations since November 10, 2012.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Enhanced Large Cap Fund, Income Equity Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and Technology Fund (collectively, the “Funds”), nine separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2013

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TAX INFORMATION	MARCH 31, 2013 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

Fund	QDI PERCENTAGE
Enhanced Large Cap Value	100.00%
Income Equity	100.00%
International Equity	100.00%
Large Cap Equity	100.00%
Large Cap Growth	100.00%
Large Cap Value	100.00%
Small Cap Core	94.36%
Small Cap Value	93.65%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year ended March 31, 2013 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Enhanced Large Cap Value	99.43%
Income Equity	99.30%
Large Cap Equity	100.00%
Large Cap Growth	100.00%
Large Cap Value	100.00%
Small Cap Core	93.83%
Small Cap Value	93.59%

FOREIGN TAX CREDIT – The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
International Equity	$0.0159	$0.1669

CAPITAL GAIN DISTRIBUTION (Unaudited) – The following Funds made capital gain distributions in December 2012, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Small Cap Core	0.030257
Small Cap Value	0.410154

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EQUITY FUNDS

FUND EXPENSES	MARCH 31, 2013 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/12 - 3/31/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 83), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 88), which may result in different expense ratios in the Financial Highlights.

Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ENHANCED LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.63%	$1,000.00	$1,111.20	$3.32
Hypothetical**	0.63%	$1,000.00	$1,021.79	$3.18

INCOME EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.00%	$1,000.00	$1,105.40	$5.25
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.06%	$1,000.00	$1,131.90	$5.63
Hypothetical**	1.06%	$1,000.00	$1,019.65	$5.34

LARGE CAP EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.85%	$1,000.00	$1,054.50	$4.35
Hypothetical**	0.85%	$1,000.00	$1,020.69	$4.28

LARGE CAP GROWTH

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.85%	$1,000.00	$1,043.40	$4.33
Hypothetical**	0.85%	$1,000.00	$1,020.69	$4.28

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the financial highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY FUNDS

FUND EXPENSES continued	MARCH 31, 2013 (UNAUDITED)

LARGE CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.85%	$1,000.00	$1,108.00	$4.47
Hypothetical**	0.85%	$1,000.00	$1,020.69	$4.28

SMALL CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.75%	$1,000.00	$1,152.40	$4.02
Hypothetical**	0.75%	$1,000.00	$1,021.19	$3.78

SMALL CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.00%	$1,000.00	$1,152.50	$5.37
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

TECHNOLOGY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.26%	$1,000.00	$1,049.80	$6.44
Hypothetical**	1.26%	$1,000.00	$1,018.65	$6.34

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the financial highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TRUSTEES AND OFFICERS	MARCH 31, 2013 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 69 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Lurie Children’s Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sandra Polk Guthman Age: 69 Trustee since 2000

•  Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 47 portfolios in the Northern Funds Complex — 39 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

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TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 75 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) from 2009 to 2012;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 55 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 73 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 69 Trustee since 2007	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

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MARCH 31, 2013 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 56 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012, Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, Northern Trust Global Advisors, Inc. since 2012.

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

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MARCH 31, 2013 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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EQUITY FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

EQUITY FUNDS

ENHANCED LARGE CAP FUND2

INCOME EQUITY FUND2,4

INTERNATIONAL EQUITY FUND1,2,3

LARGE CAP EQUITY FUND2

LARGE CAP GROWTH FUND2,5,7

LARGE CAP VALUE FUND2

SMALL CAP CORE FUND2,6

SMALL CAP VALUE FUND2,6

TECHNOLOGY FUND2,7

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 High Yield Risk: High yield fixed-income securities will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value.

5 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Technology Sector Risk: Securities of technology companies may be subject to greater price volatility than securities of companies in other market sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower prices.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	EMERGING MARKETS EQUITY INDEX FUND

38	GLOBAL REAL ESTATE INDEX FUND

47	GLOBAL SUSTAINABILITY INDEX FUND

59	INTERNATIONAL EQUITY INDEX FUND

73	MID CAP INDEX FUND

81	SMALL CAP INDEX FUND

107	STOCK INDEX FUND

116	NOTES TO THE FINANCIAL STATEMENTS

129	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

130	TAX INFORMATION

131	FUND EXPENSES

133	TRUSTEES AND OFFICERS

139	INVESTMENT CONSIDERATIONS

140	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Index Fund returned 1.58% during the 12-month reporting period ended March 31, 2013, while the MSCI Emerging Markets IndexSM, the Fund’s benchmark, returned 1.95%. Emerging markets underperformed developed markets for the same period, as measured by the MSCI World Index, which posted a return of 11.85%. Emerging market returns were driven largely by very strong country returns in the Philippines and Turkey, 43.39% and 39.76%, respectively. Countries with the lowest returns included the Czech Republic, Morocco and Brazil, returning -19.49%, -17.89% and -12.75%, respectively. From a sector standpoint, returns were largely driven by the healthcare and consumer staples sectors, returning 19.00% and 13.32%, respectively. The lowest sector returns came from energy and materials at -11.83% and -11.32%, respectively.

European political and monetary uncertainty weighed on international markets during the reporting period. Greece’s inability to form a coalition government, uncertainty surrounding France’s economic plans and a political blow to German Chancellor Merkel’s party in local and state elections all spurred volatility. Relief came in June as Greece successfully formed a government, and European leaders used bailout funds to recapitalize banks, easing systemic concerns. Resource-rich countries, including many emerging and frontier market countries in the Europe, Middle East and Africa region, benefited from higher oil and commodity prices, while weak manufacturing data in China confirmed that economic growth there was slowing.

Global developed markets displayed positive returns in the first quarter of 2013, though international developed markets lagged the United States. The rally was partly driven by central bank actions, as U.S. and European monetary authorities maintained “easy” monetary policies. Positive U.S. economic news coupled with a lack of negative European events helped to calm global markets. Late in the period, fears of a renewed European debt crisis were alleviated when lenders agreed to bailout terms with Cyprus, though the country was forced to implement severe capital controls to avoid bank runs. News from Europe may continue to impact U.S. equity returns. However, crisis fears could be balanced by continued stable growth and monetary stimulus.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
EMERGING MARKETS EQUITY INDEX	1.58%	2.59%	0.03%	4.37%

MSCI EMERGING MARKETS INDEXSM	1.95	3.27	1.09	5.53

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOEMX
INCEPTION DATE	04/25/06
NET ASSETS	$2.1 BILLION
NET ASSET VALUE	$11.58
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.73%
NET EXPENSE RATIO	0.30%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The FTSE® EPRA®/NAREIT® Global Index, the benchmark for the Global Real Estate Index Fund, returned 20.33% during the 12-month reporting period ended March 31, 2013. Real estate securities outperformed the broader market, as measured by the MSCI ACWI® Index, which returned 10.55%. The Global Real Estate Index Fund posted a return of 20.11% over the period. From a country standpoint, the United States, which comprises approximately 41% of the benchmark, returned 14.84% during the reporting period. China, which comprises approximately 4% of the benchmark, returned 41.41% during the reporting period.

European political and monetary uncertainty weighed on international markets during the reporting period. Greece’s inability to form a coalition government, uncertainty surrounding France’s economic plans and a political blow to German Chancellor Merkel’s party in local and state elections all spurred volatility. Relief came in June as Greece successfully formed a government, and European leaders used bailout funds to recapitalize banks, easing systemic concerns. Resource-rich countries, including many emerging and frontier market countries in the Europe, Middle East and Africa region, benefited from higher oil and commodity prices, while weak manufacturing data in China confirmed that economic growth there was slowing.

Developed world indices slowed in the fourth quarter as uncertainty regarding the U.S. “fiscal cliff” and the European debt crisis spurred volatility. Global developed markets posted positive returns in the first quarter of 2013, though international developed markets lagged the United States. The rally was partly driven by central bank actions, as U.S. and European monetary authorities maintained “easy” monetary policies. Positive U.S. economic news coupled with a lack of negative European events helped to calm global markets. Late in the period, fears of a renewed European debt crisis were alleviated when lenders agreed to bailout terms with Cyprus, though the country was forced to implement severe capital controls to avoid bank runs. News from Europe may continue to impact U.S. equity returns. However, crisis fears could be balanced by continued stable growth and monetary stimulus.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
GLOBAL REAL ESTATE INDEX	20.11%	12.70%	2.19%	2.53%

FTSE® EPRA®/NAREIT® GLOBAL INDEX	20.33	12.83	2.40	3.14

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE® EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE® EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 38 countries worldwide.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NGREX
INCEPTION DATE	07/26/06
NET ASSETS	$1.3 BILLION
NET ASSET VALUE	$9.70
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.74%
NET EXPENSE RATIO	0.50%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund returned 13.13% for the 12-month reporting period ended March 31, 2013, tracking the benchmark, the MSCI World ESG Index, which returned 13.10%. The benchmark outperformed the MSCI World Index, which returned 11.85% for the same period. The United States, comprising approximately 50% of the benchmark, returned 15.18% during the reporting period. Israel, Greece, New Zealand and Switzerland performed extremely well, returning 48.35%, 43.87%, 33.07% and 32.93%, respectively, during the reporting period. Japan, which makes up nearly 10% of the benchmark, returned 8.00%, while the United Kingdom, which also accounts for about 10% of the benchmark, returned 11.50% during the reporting period.

European political and monetary uncertainty weighed on international markets during the reporting period. Greece’s inability to form a coalition government, uncertainty surrounding France’s economic plans and a political blow to German Chancellor Merkel’s party in local and state elections all spurred volatility. Relief came in June as Greece successfully formed a government, and European leaders used bailout funds to recapitalize banks, easing systemic concerns. Resource-rich countries, including many emerging and frontier market countries in the Europe, Middle East and Africa region, benefited from higher oil and commodity prices, while weak manufacturing data in China confirmed that economic growth there was slowing.

Developed world indices slowed in the fourth quarter of 2012 as uncertainty regarding the U.S. “fiscal cliff” and the European debt crisis spurred volatility. Global developed markets posted positive returns in the first quarter of 2013, though international developed markets lagged the United States. The rally was partly driven by central bank actions, as U.S. and European monetary authorities maintained “easy” monetary policies. Positive U.S. economic news coupled with a lack of negative European events helped to calm global markets. Late in the period, fears of a renewed European debt crisis were alleviated when lenders agreed to bailout terms with Cyprus, though the country was forced to implement severe capital controls to avoid bank runs. News from Europe may continue to impact U.S. equity returns. However, crisis fears could be balanced by continued stable growth and monetary stimulus.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
GLOBAL SUSTAINABILITY INDEX	13.13%	8.33%	2.25%	2.18%

MSCI WORLD ESG INDEX	13.10	8.41	2.56	2.50

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI WORLD ESG Index is a free float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed companies in North America, Europe and Asia-Pacific. The Index represents a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance factors.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NSRIX
INCEPTION DATE	03/05/08
NET ASSETS	$135 MILLION
NET ASSET VALUE	$10.20
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.89%
NET EXPENSE RATIO	0.30%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund returned 11.04% for the 12-month reporting period ended March 31, 2013. The Fund’s benchmark, the MSCI EAFE® Index, returned 11.25% during the period. The benchmark underperformed the U.S. market as measured by the S&P 500® Index, which returned 13.96%. The countries with the largest contributions to performance during the reporting period were Belgium, New Zealand, Australia and Switzerland, returning 27.69%, 22.71%, 22.20% and 21.65%, respectively. Underperforming countries included Italy and Israel, with losses of 6.81% and 6.09%, respectively. From a sector standpoint, the largest contributions to returns during the reporting period came from healthcare, consumer staples and financials, generating 25.50%, 20.62% and 20.31%, respectively. The weakest sectors included energy, materials and utilities, returning -5.74%, -3.35% and -2.36%, respectively.

European political and monetary uncertainty weighed on international markets during the reporting period. Greece’s inability to form a coalition government, uncertainty surrounding France’s economic plans and a political blow to German Chancellor Merkel’s party in local and state elections all spurred volatility. Relief came in June as Greece successfully formed a government, and European leaders used bailout funds to recapitalize banks, easing systemic concerns. Resource-rich countries, including many emerging and frontier market countries in the Europe, Middle East and Africa region, benefited from higher oil and commodity prices, while weak manufacturing data in China confirmed that economic growth there was slowing.

Developed world indices slowed in the fourth quarter as uncertainty regarding the U.S. “fiscal cliff” and the European debt crisis spurred volatility. Global developed markets posted positive returns in the first quarter of 2013, though international developed markets lagged the United States. The rally was partly driven by central bank actions, as U.S. and European monetary authorities maintained “easy” monetary policies. Positive U.S. economic news coupled with a lack of negative European events helped to calm global markets. Late in the period, fears of a renewed European debt crisis were alleviated when lenders agreed to bailout terms with Cyprus, though the country was forced to implement severe capital controls to avoid bank runs. News from Europe may continue to impact U.S. equity returns. However, crisis fears could be balanced by continued stable growth and monetary stimulus.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY INDEX	11.04%	4.82%	–1.10%	3.70%

MSCI EAFE® INDEX	11.25	5.00	–0.89	3.96

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOINX
INCEPTION DATE	03/22/05
NET ASSETS	$2.5 BILLION
NET ASSET VALUE	$10.78
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.63%
NET EXPENSE RATIO	0.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund’s benchmark, the S&P MidCap 400® Index, returned 17.83% for the 12-month reporting period ended March 31, 2013. The benchmark, an index of U.S. mid-cap equities, outperformed large-cap stocks, as measured by the S&P 500® Index, which posted a return of 13.96%. The Fund returned 17.56%, closely tracking the benchmark. Consumer staples and utilities were the top-performing sectors, returning 31.56% and 27.91%, respectively, during the reporting period. Telecommunications services and information technology generated the weakest returns at 5.25% and 3.17%, respectively, during the reporting period.

U.S. stocks finished the reporting period on a positive note after a series of market swings. Equities retreated in the second quarter primarily due to headlines out of Europe and China, and then advanced in the third quarter on news of the Federal Reserve’s decision to continue its quantitative easing program. U.S. equity market gains may also be attributed in part to progress in the stabilization of Europe’s banking sector. In China, concern over growth levels, a lack of transparency in government statistics and credit-fueled overexpansion have all contributed to recent unfavorable stock market performance.

In the United States, concerns regarding the looming spending cuts and tax increases known as the “fiscal cliff” drove a significant sell-off in October. Economists cut U.S. growth expectations for 2013 amid fears that the United States might fall into another recession. Subsequently, a last-minute deal to avoid the fiscal cliff — accompanied by healthy corporate earnings and housing data, along with improvements in the labor market — sparked an early 2013 rally in U.S. stocks. The Federal Reserve continued its “easy” monetary policy, also announcing that it would continue its asset-purchasing program until unemployment declines to 6.5%. Additionally, fears of a renewed European debt crisis were alleviated when lenders agreed to bailout terms with Cyprus, though the country was forced to implement severe capital controls to avoid bank runs. News from Europe may continue to impact U.S. equity returns. However, crisis fears could be balanced by continued stable growth and monetary stimulus.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MID CAP INDEX	17.56%	14.79%	9.53%	8.38%

S&P MIDCAP 400® INDEX	17.83	15.12	9.85	8.77

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOMIX
INCEPTION DATE	03/22/05
NET ASSETS	$980 MILLION
NET ASSET VALUE	$14.96
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.53%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned 16.24% for the 12-month reporting period ended March 31, 2013, closely tracking its benchmark the Russell 2000® Index, which returned 16.30% for the period. Large-cap stocks underperformed small caps, as the Russell 1000® Index returned 14.43% during the same period. The top-performing sectors in the benchmark were financials and industrials, which returned 23.26% and 21.44%, respectively, during the reporting period. The weakest sectors in the benchmark were energy and telecommunications services, which returned 0.71% and 3.91%, respectively, during the reporting period.

U.S. stocks finished the 12-month period on a positive note after a series of market swings. Equities retreated in the second quarter primarily due to headlines out of Europe and China, and then advanced in the third quarter on news of the Federal Reserve’s decision to continue its quantitative easing program. U.S. equity market gains may also be attributed in part to progress in the stabilization of Europe’s banking sector. In China, concern over growth levels, a lack of transparency in government statistics and credit-fueled overexpansion have all contributed to recent unfavorable stock market performance.

In the United States, concerns regarding the looming spending cuts and tax increases known as the “fiscal cliff” drove a significant sell-off in October. Economists cut U.S. growth expectations for 2013 amid fears that the United States might fall into another recession. Subsequently, a last-minute deal to avoid the fiscal cliff — accompanied by healthy corporate earnings and housing data, along with improvements in the labor market — sparked an early 2013 rally in U.S. stocks. The Federal Reserve continued its “easy” monetary policy, also announcing that it would continue its asset-purchasing program until unemployment declines to 6.5%. Additionally, fears of a renewed European debt crisis were alleviated when lenders agreed to bailout terms with Cyprus, though the country was forced to implement severe capital controls to avoid bank runs. News from Europe may continue to impact U.S. equity returns. However, crisis fears could be balanced by continued stable growth and monetary stimulus.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP INDEX	16.24%	7.98%	11.10%	6.84%

RUSSELL 2000® INDEX	16.30	8.24	11.52	7.47

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NSIDX
INCEPTION DATE	09/03/99
NET ASSETS	$763 MILLION
NET ASSET VALUE	$10.41
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.54%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2013, the Fund returned 13.83%, while its benchmark, the S&P 500® Index returned 13.96%. Large-cap equities underperformed mid-caps, as measured by the S&P MidCap 400® Index, which returned 17.83%, and small-caps, as measured by the S&P SmallCap 600® Index, which returned 16.14%. The top-performing sectors in the benchmark were telecommunications services and healthcare, which returned 26.86% and 25.19%, respectively, during the reporting period. The bottom-performing sector during the reporting period was information technology, which declined 1.12%.

U.S. stocks finished the 12-month period on a positive note after a series of market swings. Equities retreated in the second quarter primarily due to headlines out of Europe and China, and then advanced in the third quarter on news of the Federal Reserve’s decision to continue its quantitative easing program. U.S. equity market gains may also be attributed in part to progress in the stabilization of Europe’s banking sector. In China, concern over growth levels, a lack of transparency in government statistics and credit-fueled overexpansion have all contributed to recent unfavorable stock market performance.

In the United States, concerns regarding the looming spending cuts and tax increases known as the “fiscal cliff” drove a significant sell-off in October. Economists cut U.S. growth expectations for 2013 amid fears that the United States might fall into another recession. Subsequently, a last-minute deal to avoid the “fiscal cliff” — accompanied by healthy corporate earnings and housing data, along with improvements in the labor market — sparked an early 2013 rally in U.S. stocks. The Federal Reserve continued its “easy” monetary policy, also announcing that it would continue its asset-purchasing program until unemployment declines to 6.5%. Additionally, fears of a renewed European debt crisis were alleviated when lenders agreed to bailout terms with Cyprus, though the country was forced to implement severe capital controls to avoid bank runs. News from Europe may continue to impact U.S. equity returns. However, crisis fears could be balanced by continued stable growth and monetary stimulus.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
STOCK INDEX	13.83%	5.60%	8.24%	6.50%

S&P 500® INDEX	13.96	5.81	8.53	7.06

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/13)
TICKER SYMBOL	NOSIX
INCEPTION DATE	10/07/96
NET ASSETS	$4.8 BILLION
NET ASSET VALUE	$19.47
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.40%
NET EXPENSE RATIO	0.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at cost	$1,849,078		$1,074,103	(1)
Investments, at value	$2,121,698		$1,332,539	(3)
Cash held at broker	2,498	(5)	3,199	(5)
Foreign currencies held at broker, at value (restricted $865, $1,035, $99, $3,006, respectively)	3,072	(6)	5,038	(6)
Foreign currencies, at value (cost $12,583, $9,104, $754, $20,080, respectively)	12,701		9,142
Dividend income receivable	4,354		3,652
Interest income receivable	9		12
Receivable for foreign tax reclaimable	43		453
Receivable for securities sold	19,035		71
Receivable for variation margin on futures contracts	52		–
Receivable for fund shares sold	3,757		1,889
Receivable from investment adviser	171		61
Unrealized gain on foreign currency exchange contracts	24		66
Prepaid and other assets	3		1
Total Assets	2,167,417		1,356,123
LIABILITIES:
Cash overdraft	1,866		–
Unrealized loss on foreign currency exchange contracts	39		16
Payable for securities purchased	19,314		6,016
Payable for variation margin on futures contracts	1		50
Payable for fund shares redeemed	1,527		529
Payable to affiliates:
Investment advisory fees	143		90
Administration fees	61		39
Custody and accounting fees	44		29
Shareholder servicing fees	27		26
Transfer agent fees	41		26
Trustee fees	6		4
Accrued other liabilities	79		35
Total Liabilities	23,148		6,860
Net Assets	$2,144,269		$1,349,263
ANALYSIS OF NET ASSETS:
Capital stock	$2,041,384		$1,786,637
Accumulated undistributed net investment income (loss)	(10,030)		(15,992)
Accumulated undistributed net realized gain (loss)	(159,498)		(680,390)
Net unrealized appreciation	272,413		259,008
Net Assets	$2,144,269		$1,349,263
Shares Outstanding ($.0001 par value, unlimited authorization)	185,161		139,157
Net Asset Value, Redemption and Offering Price Per Share	$11.58		$9.70

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $19,343, $2,326, $45,426, $27,001, $21,866 and $72,982, respectively.
(2)	Amounts include cost from the Northern Trust Corp. of $105 and $3,766, respectively.
(3)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $19,343, $2,326, $45,426, $27,001, $21,866 and $72,982, respectively.
(4)	Amounts include value from the Northern Trust Corp. of $109 and $3,881, respectively.
(5)	The restricted cash amounts for each international fund are $271, $536, $102 and $0, respectively.
(6)	Costs associated with foreign currencies held at broker are $3,141, $5,120, $526 and $5,486, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND

$105,239	(1)(2)	$2,100,831	(1)	$758,358	(1)	$608,151	(1)	$3,587,577	(1)(2)
$132,811	(3)(4)	$2,454,122	(3)	$979,239	(3)	$766,521	(3)	$4,823,306	(3)(4)
432	(5)	4,502	(5)	–		–		–
515	(6)	5,401	(6)	–		–		–
749		19,779		–		–		–
345		9,073		828		879		5,894
1		26		–		–		–
111		4,130		–		–		–
–		577		11		271		–
–		5		–		–		–
56		3,798		1,124		970		3,724
15		189		117		96		276
4		262		–		–		–
1		4		1		3		6
135,040		2,501,868		981,320		768,740		4,833,206

9		–		–		–		–
3		202		–		–		–
–		35,485		314		5,223		619
–		6		–		–		–
227		480		518		281		1,301

9		118		37		29		92
4		71		28		22		138
4		51		6		5		23
8		11		21		12		17
3		47		19		15		92
2		14		3		8		16
34		78		34		33		122
303		36,563		980		5,628		2,420
$134,737		$2,465,305		$980,340		$763,112		$4,830,786

$111,674		$2,494,332		$763,558		$600,024		$3,699,351
471		10,562		2,136		574		2,115
(5,011)		(392,399)		(6,972)		3,738		(108,197)
27,603		352,810		221,618		158,776		1,237,517
$134,737		$2,465,305		$980,340		$763,112		$4,830,786
13,207		228,663		65,511		73,298		248,116
$10.20		$10.78		$14.96		$10.41		$19.47

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:
Dividend income	$42,195	(1)(2)	$31,014	(1)(3)
Interest income	46		60
Total Investment Income	42,241		31,074
EXPENSES:
Investment advisory fees	6,201		3,594
Administration fees	2,658		1,540
Custody fees	1,630		960
Accounting fees	197		122
Transfer agent fees	1,772		1,027
Registration fees	67		35
Printing fees	49		29
Professional fees	56		32
Shareholder servicing fees	150		99
Trustee fees	30		10
Interest expense	3		—
Other	33		15
Total Expenses	12,846		7,463
Less expenses reimbursed by investment adviser	(7,534)		(2,360)
Net Expenses	5,312		5,103
Net Investment Income	36,929		25,971
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(21,108)		(8,439)
Futures contracts	1,810		5,334
Foreign currency transactions	(1,579)		(624)
Net change in unrealized appreciation (depreciation) on:
Investments	14,368		176,913
Futures contracts	16		319
Foreign currency exchange contracts	3		55
Translation of other assets and liabilities denominated in foreign currencies	(124)		(73)
Net Gains (Losses)	(6,614)		173,485
Net Increase in Net Assets Resulting from Operations	$30,315		$199,456

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $1, $3, $1, $2, $2 and $10, respectively.
(2)	Net of $5,116 in non-reclaimable foreign withholding taxes.
(3)	Net of $1,603 in non-reclaimable foreign withholding taxes.
(4)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of which the amount is less than $1.
(5)	Net of $194 in non-reclaimable foreign withholding taxes.
(6)	Net of $5,948 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2013

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND	STOCK INDEX FUND

$3,047	(4)(5)	$59,776	(1)(6)	$11,986	(1)	$10,091 (1)	$84,866 (1)
2		–		3		3	11
3,049		59,776		11,989		10,094	84,877

390		4,639		1,479		1,151	3,726
167		2,783		1,109		863	5,590
134		1,655		117		131	437
31		206		94		78	393
112		1,855		739		575	3,726
30		54		34		36	87
17		46		37		36	71
32		54		42		29	76
30		53		89		58	46
10		30		10		11	50
1		5		–		–	3
10		29		11		11	45
964		11,409		3,761		2,979	14,250
(629)		(6,822)		(2,679)		(2,138)	(10,629)
335		4,587		1,082		841	3,621
2,714		55,189		10,907		9,253	81,256

(1,233)		(18,160)		15,592		13,080	(51,494)
515		5,389		5,128		4,178	15,605
(60)		(1,857)		–		–	–
12,138		184,240		107,993		77,989	520,764
(10)		(67)		11		(245)	(1,205)
(8)		(37)		–		–	–
(16)		(494)		–		–	–
11,326		169,014		128,724		95,002	483,670
$14,040		$224,203		$139,631		$104,255	$564,926

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
Amounts in thousands	2013	2012	2013	2012
OPERATIONS:
Net investment income	$36,929	$28,618	$25,971	$14,799
Net realized gains (losses)	(20,877)	(3,220)	(3,729)	(5,041)
Net change in unrealized appreciation (depreciation)	14,263	(152,597)	177,214	1,678
Net Increase (Decrease) in Net Assets Resulting from Operations	30,315	(127,199)	199,456	11,436
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	464,532	226,773	459,549	81,467
Net Increase in Net Assets Resulting from Capital Share Transactions	464,532	226,773	459,549	81,467
DISTRIBUTIONS PAID:
From net investment income	(44,000)	(21,001)	(38,098)	(15,728)
From net realized gains	–	–	–	–
Total Distributions Paid	(44,000)	(21,001)	(38,098)	(15,728)
Total Increase (Decrease) in Net Assets	450,847	78,573	620,907	77,175
NET ASSETS:
Beginning of year	1,693,422	1,614,849	728,356	651,181
End of year	$2,144,269	$1,693,422	$1,349,263	$728,356
Accumulated Undistributed Net Investment Income (Loss)	$(10,030)	$(1,460)	$(15,992)	$(1,564)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

$2,714	$2,089	$55,189	$47,440	$10,907	$5,658	$9,253	$4,404	$81,256	$47,341
(778)	1,132	(14,628)	(78,060)	20,720	16,538	17,258	19,018	(35,889)	(15,290)
12,104	(1,612)	183,642	(65,317)	108,004	(1,172)	77,744	(19,228)	519,559	251,729
14,040	1,609	224,203	(95,937)	139,631	21,024	104,255	4,194	564,926	283,780

9,173	15,378	624,670	115,657	196,911	135,693	160,452	69,454	1,058,659	815,749
9,173	15,378	624,670	115,657	196,911	135,693	160,452	69,454	1,058,659	815,749

(2,800)	(1,864)	(53,302)	(43,000)	(9,993)	(4,532)	(9,996)	(3,120)	(80,033)	(46,242)
–	–	–	–	(17,408)	–	(4,381)	–	–	–
(2,800)	(1,864)	(53,302)	(43,000)	(27,401)	(4,532)	(14,377)	(3,120)	(80,033)	(46,242)
20,413	15,123	795,571	(23,280)	309,141	152,185	250,330	70,528	1,543,552	1,053,287

114,324	99,201	1,669,734	1,693,014	671,199	519,014	512,782	442,254	3,287,234	2,233,947
$134,737	$114,324	$2,465,305	$1,669,734	$980,340	$671,199	$763,112	$512,782	$4,830,786	$3,287,234
$471	$618	$10,562	$10,442	$2,136	$1,768	$574	$1,576	$2,115	$1,380

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$11.65		$13.06		$11.31		$6.46	$12.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.22		0.15		0.07	0.26
Net realized and unrealized gains (losses)	(0.03)		(1.48)		1.80		4.90	(6.41)
Total from Investment Operations	0.20		(1.26)		1.95		4.97	(6.15)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.27)		(0.15)		(0.20)		(0.12)	(0.20)
From net realized gains	–		–		–		–	(0.11)
Total Distributions Paid	(0.27)		(0.15)		(0.20)		(0.12)	(0.31)
Net Asset Value, End of Year	$11.58		$11.65		$13.06		$11.31	$6.46
Total Return(2)	1.67%		(9.34)%		17.24%		77.02%	(47.60)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,144,269		$1,693,422		$1,614,849		$1,368,577	$307,832
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.30	%(3)	0.61	%(3)	0.72	%(3)	0.72%	0.76%
Expenses, before reimbursements and credits	0.73%		0.73%		0.72%		0.72%	0.76%
Net investment income, net of reimbursements and credits	2.08	%(3)	1.90	%(3)	1.38	%(3)	1.07%	2.14%
Net investment income, before reimbursements and credits	1.65%		1.78%		1.38%		1.07%	2.14%
Portfolio Turnover Rate	26.98%		33.19%		40.61%		13.07%	29.68%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, $3,000 and $8,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$8.38		$8.47		$7.37		$4.14	$10.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24		0.18		0.17		0.17	0.34
Net realized and unrealized gains (losses)	1.40		(0.08)		1.10		3.23	(6.08)
Total from Investment Operations	1.64		0.10		1.27		3.40	(5.74)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.32)		(0.19)		(0.17)		(0.17)	(0.28)
From net realized gains	–		–		–		–	(0.01)
Total Distributions Paid	(0.32)		(0.19)		(0.17)		(0.17)	(0.29)
Net Asset Value, End of Year	$9.70		$8.38		$8.47		$7.37	$4.14
Total Return(2)	20.11%		1.42%		17.52%		82.69%	(57.38)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,349,263		$728,356		$651,181		$496,724	$235,067
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.50	%(3)	0.61	%(3)	0.65	%(3)	0.65%	0.65%
Expenses, before reimbursements and credits	0.73%		0.74%		0.74%		0.75%	0.74%
Net investment income, net of reimbursements and credits	2.52	%(3)	2.27	%(3)	2.01	%(3)	2.64%	3.74%
Net investment income, before reimbursements and credits	2.29%		2.14%		1.92%		2.54%	3.65%
Portfolio Turnover Rate	7.75%		5.02%		4.56%		21.50%	38.23%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $33,000, $3,000 and $13,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$9.26		$9.37		$8.53		$5.62	$9.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24		0.17		0.14		0.12	0.09
Net realized and unrealized gains (losses)	0.94		(0.12)		0.83		2.91	(4.36)
Total from Investment Operations	1.18		0.05		0.97		3.03	(4.27)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.24)		(0.16)		(0.13)		(0.12)	(0.09)
Total Distributions Paid	(0.24)		(0.16)		(0.13)		(0.12)	(0.09)
Net Asset Value, End of Year	$10.20		$9.26		$9.37		$8.53	$5.62
Total Return(2)	13.13%		0.81%		11.49%		53.91%	(42.89)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$134,737		$114,324		$99,201		$72,981	$33,738
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.30	%(3)	0.56	%(3)	0.65	%(3)	0.65%	0.65%
Expenses, before reimbursements and credits	0.87%		0.89%		0.91%		1.01%	1.23%
Net investment income, net of reimbursements and credits	2.43	%(3)	2.08	%(3)	1.72	%(3)	1.80%	2.35%
Net investment income, before reimbursements and credits	1.86%		1.75%		1.46%		1.44%	1.77%
Portfolio Turnover Rate	19.17%		12.61%		28.77%		7.36%	17.55%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $1,000 and $4,000 which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$9.96		$10.88		$10.09		$6.70	$13.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.28		0.23		0.19	0.29
Net realized and unrealized gains (losses)	0.83		(0.94)		0.77		3.39	(6.31)
Total from Investment Operations	1.08		(0.66)		1.00		3.58	(6.02)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.26)		(0.26)		(0.21)		(0.19)	(0.30)
Total Distributions Paid	(0.26)		(0.26)		(0.21)		(0.19)	(0.30)
Net Asset Value, End of Year	$10.78		$9.96		$10.88		$10.09	$6.70
Total Return(2)	11.04%		(5.67)%		9.96%		53.57%	(46.49)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,465,305		$1,669,734		$1,693,014		$1,538,065	$828,342
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.25	%(3)	0.40	%(3)	0.45	%(3)	0.45%	0.45%
Expenses, before reimbursements and credits	0.62%		0.62%		0.62%		0.61%	0.62%
Net investment income, net of reimbursements and credits	2.97	%(3)	2.93	%(3)	2.32	%(3)	2.37%	3.16%
Net investment income, before reimbursements and credits	2.60%		2.71%		2.15%		2.21%	2.99%
Portfolio Turnover Rate	25.01%		30.63%		8.41%		13.38%	20.29%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $5,000 and $34,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$13.18		$13.07		$10.42		$6.44	$10.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.12		0.10		0.12	0.15
Net realized and unrealized gains (losses)	2.07		0.09		2.65		3.98	(4.08)
Total from Investment Operations	2.25		0.21		2.75		4.10	(3.93)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.17)		(0.10)		(0.10)		(0.12)	(0.13)
From net realized gains	(0.30)		–		–		–	(0.36)
Total Distributions Paid	(0.47)		(0.10)		(0.10)		(0.12)	(0.49)
Net Asset Value, End of Year	$14.96		$13.18		$13.07		$10.42	$6.44
Total Return(1)	17.56%		1.75%		26.46%		63.81%	(36.39)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$980,340		$671,199		$519,014		$325,342	$203,248
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.15	%(2)	0.25	%(2)	0.29	%(2)	0.30%	0.30%
Expenses, before reimbursements and credits	0.51%		0.52%		0.53%		0.52%	0.51%
Net investment income, net of reimbursements and credits	1.47	%(2)	1.07	%(2)	1.02	%(2)	1.29%	1.49%
Net investment income, before reimbursements and credits	1.11%		0.80%		0.78%		1.07%	1.28%
Portfolio Turnover Rate	9.57%		12.07%		13.01%		29.69%	36.66%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $29,000 and $15,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013 and 2012, respectively, and approximately $21,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$9.16		$9.28		$7.46		$4.63	$8.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13		0.08		0.06		0.06	0.10
Net realized and unrealized gains (losses)	1.33		(0.14)		1.82		2.83	(3.24)
Total from Investment Operations	1.46		(0.06)		1.88		2.89	(3.14)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)		(0.06)		(0.06)		(0.06)	(0.10)
From net realized gains	(0.06)		–		–		–	(0.73)
Total Distributions Paid	(0.21)		(0.06)		(0.06)		(0.06)	(0.83)
Net Asset Value, End of Year	$10.41		$9.16		$9.28		$7.46	$4.63
Total Return(1)	16.24%		(0.53)%		25.29%		62.55%	(37.67)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$763,112		$512,782		$442,254		$273,798	$154,988
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.15	%(2)	0.29	%(2)	0.34	%(2)	0.35%	0.35%
Expenses, before reimbursements and credits	0.52%		0.53%		0.55%		0.54%	0.54%
Net investment income, net of reimbursements and credits	1.60	%(2)	1.02	%(2)	0.85	%(2)	0.94%	1.21%
Net investment income, before reimbursements and credits	1.23%		0.78%		0.64%		0.75%	1.02%
Portfolio Turnover Rate	13.04%		16.51%		13.55%		21.34%	29.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $24,000 and $10,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013 and 2012, respectively and approximately $26,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$17.46		$16.41		$14.47		$9.85	$16.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37		0.28		0.26		0.23	0.29
Net realized and unrealized gains (losses)	2.01		1.05		1.94		4.62	(6.48)
Total from Investment Operations	2.38		1.33		2.20		4.85	(6.19)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)		(0.28)		(0.26)		(0.23)	(0.29)
Total Distributions Paid	(0.37)		(0.28)		(0.26)		(0.23)	(0.29)
Net Asset Value, End of Year	$19.47		$17.46		$16.41		$14.47	$9.85
Total Return(1)	13.83%		8.31%		15.40%		49.46%	(38.25)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,830,786		$3,287,234		$2,233,947		$1,526,494	$855,009
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.10	%(2)	0.20	%(2)	0.24	%(2)	0.25%	0.25%
Expenses, before reimbursements and credits	0.38%		0.39%		0.39%		0.39%	0.39%
Net investment income, net of reimbursements and credits	2.17	%(2)	1.88	%(2)	1.85	%(2)	1.84%	2.25%
Net investment income, before reimbursements and credits	1.89%		1.69%		1.70%		1.70%	2.11%
Portfolio Turnover Rate	7.38%		2.73%		4.35%		11.85%	4.22%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $121,000 and $50,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013 and 2012, respectively, and approximately $113,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4%

Brazil – 6.4%

All America Latina Logistica S.A.	246,328	$1,226

Amil Participacoes S.A.	72,559	1,135

Anhanguera Educacional Participacoes S.A.	69,605	1,125

Arteris S.A.	66,200	740

Banco Bradesco S.A.	349,479	6,058

Banco Bradesco S.A. ADR	196,808	3,350

Banco do Brasil S.A.	317,644	4,304

Banco Santander Brasil S.A.	240,136	1,744

Banco Santander Brasil S.A. ADR	181,210	1,316

BM&FBovespa S.A.	987,661	6,642

BR Malls Participacoes S.A.	225,615	2,824

BR Properties S.A.	104,900	1,167

Brasil Foods S.A.	362,620	8,037

CCR S.A.	488,900	4,994

Centrais Eletricas Brasileiras S.A.*	152,751	528

CETIP S.A. - Mercados Organizados	114,956	1,354

Cia de Bebidas das Americas	77,500	3,189

Cia de Saneamento Basico do Estado de Sao Paulo*	62,857	2,995

Cia de Saneamento de Minas Gerais-COPASA*	32,700	793

Cia Hering	77,261	1,382

Cia Siderurgica Nacional S.A.	399,990	1,807

Cielo S.A.	163,493	4,812

Cosan S.A. Industria e Comercio	68,347	1,527

CPFL Energia S.A.	131,820	1,380

Cyrela Brazil Realty S.A. Empreendimentose Participacoes	161,872	1,389

Diagnosticos da America S.A.	127,942	734

Duratex S.A.*	134,806	1,077

EcoRodovias Infraestrutura e Logistica S.A.	93,470	803

EDP - Energias do Brasil S.A.	130,305	819

Embraer S.A.	308,362	2,742

Fibria Celulose S.A.*	137,817	1,649

Hypermarcas S.A.*	192,458	1,525

JBS S.A.*	233,936	786

Kroton Educacional S.A.	105,500	1,351

Light S.A.	35,400	351

Localiza Rent a Car S.A.	72,076	1,295

Lojas Americanas S.A.	72,000	591

Lojas Renner S.A.	68,639	2,556

MPX Energia S.A.*	78,000	364

MRV Engenharia e Participacoes S.A.	172,493	719

Multiplan Empreendimentos Imobiliarios S.A.	42,220	1,213

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Brazil – 6.4% – continued

Multiplus S.A.	27,400	$396

Natura Cosmeticos S.A.	95,914	2,308

Odontoprev S.A.	143,050	652

OGX Petroleo e Gas Participacoes S.A.*	708,523	810

Oi S.A.	134,932	464

Oi S.A. ADR	37,810	115

PDG Realty S.A. Empreendimentose Participacoes	656,224	1,023

Petroleo Brasileiro S.A.*	1,403,078	11,651

Petroleo Brasileiro S.A. ADR*	171,773	3,118

Petroleo Brasileiro S.A. ADR (New York Exchange)*	123,500	2,046

Porto Seguro S.A.	62,908	879

Qualicorp S.A.*	111,100	1,116

Raia Drogasil S.A.*	111,007	1,184

Souza Cruz S.A.	210,840	3,098

Sul America S.A.	60,052	601

Tim Participacoes S.A.	464,936	2,039

Totvs S.A.	63,555	1,306

Tractebel Energia S.A.	88,638	1,518

Ultrapar Participacoes S.A.	181,124	4,592

Vale S.A.	604,862	10,452

Vale S.A. ADR	117,508	2,032

WEG S.A.	121,300	1,572
		137,365

Chile – 1.8%

AES Gener S.A.	1,282,635	879

Aguas Andinas S.A., Class A	1,265,604	1,020

Banco de Chile	10,280,134	1,620

Banco de Credito e Inversiones	17,927	1,317

Banco Santander Chile	35,970,797	2,549

Banco Santander Chile S.A. ADR	1,400	40

CAP S.A.	41,502	1,346

Cencosud S.A.	622,543	3,872

Cia Cervecerias Unidas S.A.	63,025	1,048

Colbun S.A.*	4,247,292	1,299

Corpbanca S.A.	76,469,488	1,050

E.CL S.A.	291,890	622

Empresa Nacional de Electricidad S.A. ADR	3,800	202

Empresa Nacional de Electricidad S.A.	1,669,545	2,951

Empresas CMPC S.A.	621,133	2,263

Empresas COPEC S.A.	253,209	3,688

Enersis S.A.	10,209,964	3,948

Enersis S.A. ADR	13,572	261

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Chile – 1.8% – continued

ENTEL Chile S.A.	66,056	$1,398

Latam Airlines Group S.A.	105,688	2,288

Latam Airlines Group S.A. ADR	8,335	181

Latam Airlines Group S.A. BDR *	30,812	649

S.A.C.I. Falabella	266,590	3,205

Sociedad Quimica y Minera de Chile S.A. ADR	3,193	177

Vina Concha y Toro S.A.	236,062	476
		38,349

China – 17.9%

Agile Property Holdings Ltd.	772,000	923

Agricultural Bank of China Ltd., Class H	11,915,367	5,715

Air China Ltd., Class H	1,016,705	906

Airtac International Group	43,000	220

Aluminum Corp. of China Ltd., Class H *	2,177,435	843

Angang Steel Co. Ltd., Class H *	610,798	336

Anhui Conch Cement Co. Ltd., Class H	687,575	2,291

Anta Sports Products Ltd.	485,432	417

AviChina Industry & Technology Co. Ltd., Class H	1,142,313	563

Bank of China Ltd., Class H	41,689,652	19,406

Bank of Communications Co. Ltd., Class H	4,865,117	3,652

BBMG Corp., Class H	625,841	512

Beijing Capital International Airport Co. Ltd., Class H	1,022,000	746

Beijing Enterprises Holdings Ltd.	281,771	2,173

Belle International Holdings Ltd.	2,572,000	4,292

Bosideng International Holdings Ltd.	1,493,677	464

Brilliance China Automotive Holdings Ltd. *	1,383,944	1,632

Byd Co. Ltd., Class H *	282,199	902

China Agri-Industries Holdings Ltd.	1,305,492	675

China BlueChemical Ltd., Class H	1,008,851	627

China Citic Bank Corp. Ltd., Class H	4,143,286	2,495

China Coal Energy Co. Ltd., Class H	2,286,232	2,041

China Communications Construction Co. Ltd., Class H	2,429,287	2,266

China Communications Services Corp. Ltd., Class H	1,299,035	839

China Construction Bank Corp., Class H	39,957,410	32,726

China COSCO Holdings Co. Ltd., Class H *	1,419,221	673

China Everbright Ltd.	479,110	763

China Foods Ltd.	446,000	256

China Gas Holdings Ltd.	1,779,495	1,776

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

China – 17.9% – continued

China International Marine Containers Group Co. Ltd., Class H *	357,600	$591

China Life Insurance Co. Ltd., Class H	4,123,544	10,744

China Longyuan Power Group Corp., Class H	1,451,473	1,320

China Mengniu Dairy Co. Ltd.	681,000	1,957

China Merchants Bank Co. Ltd., Class H	2,166,357	4,604

China Merchants Holdings International Co. Ltd.	625,871	2,058

China Minsheng Banking Corp. Ltd., Class H	2,887,427	3,691

China Mobile Ltd.	3,341,212	35,398

China National Building Material Co. Ltd., Class H	1,580,000	1,998

China Oilfield Services Ltd., Class H	847,558	1,782

China Overseas Land & Investment Ltd.	2,264,475	6,268

China Pacific Insurance Group Co. Ltd., Class H	1,461,337	4,826

China Petroleum & Chemical Corp., Class H	10,872,945	12,739

China Railway Construction Corp. Ltd., Class H	1,080,000	1,027

China Railway Group Ltd., Class H	2,206,827	1,126

China Resources Cement Holdings Ltd.	1,074,720	610

China Resources Enterprise Ltd.	671,628	1,995

China Resources Gas Group Ltd.	491,958	1,366

China Resources Land Ltd.	1,129,756	3,172

China Resources Power Holdings Co. Ltd.	1,050,900	3,150

China Shanshui Cement Group Ltd.	979,907	565

China Shenhua Energy Co. Ltd., Class H	1,883,136	6,827

China Shipping Container Lines Co. Ltd., Class H *	2,097,695	570

China Shipping Development Co. Ltd., Class H	698,095	340

China Southern Airlines Co. Ltd., Class H	1,035,995	593

China State Construction International Holdings Ltd.	980,534	1,343

China Taiping Insurance Holdings Co. Ltd. *	465,860	797

China Telecom Corp. Ltd., Class H	7,706,339	3,895

China Unicom Hong Kong Ltd.	2,622,494	3,522

China Vanke Co. Ltd., Class B	735,272	1,421

Chongqing Rural Commercial Bank, Class H	1,353,434	726

Citic Pacific Ltd.	708,095	923

CITIC Securities Co. Ltd., Class H	590,500	1,278

CNOOC Ltd.	9,897,433	18,970

COSCO Pacific Ltd.	936,943	1,356

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

China – 17.9% – continued

Country Garden Holdings Co. Ltd. *	2,549,472	$1,280

CSR Corp. Ltd., Class H	1,065,669	758

Dah Chong Hong Holdings Ltd.	442,000	419

Daphne International Holdings Ltd.	501,100	630

Datang International Power Generation Co. Ltd., Class H	1,635,875	724

Dongfang Electric Corp. Ltd., Class H	179,600	298

Dongfeng Motor Group Co. Ltd., Class H	1,517,169	2,138

ENN Energy Holdings Ltd.	417,279	2,314

Evergrande Real Estate Group Ltd.	3,546,400	1,435

Far East Horizon Ltd.	699,000	462

Fosun International Ltd.	908,660	619

Franshion Properties China Ltd.	1,809,791	593

GCL-Poly Energy Holdings Ltd.	4,208,675	861

Geely Automobile Holdings Ltd.	2,548,423	1,244

Golden Eagle Retail Group Ltd.	382,675	692

GOME Electrical Appliances Holding Ltd. *	5,603,874	614

Great Wall Motor Co. Ltd., Class H	576,932	1,958

Greentown China Holdings Ltd. *	344,825	651

Guangdong Investment Ltd.	1,398,514	1,229

Guangzhou Automobile Group Co. Ltd., Class H	1,233,760	1,047

Guangzhou R&F Properties Co. Ltd., Class H	509,214	859

Haier Electronics Group Co. Ltd. *	461,000	736

Haitong Securities Co. Ltd., Class H *	607,600	835

Hengan International Group Co. Ltd.	408,898	4,007

Huabao International Holdings Ltd.	1,173,000	510

Huaneng Power International, Inc., Class H	1,770,501	1,892

Industrial & Commercial Bank of China Ltd., Class H	36,064,515	25,343

Inner Mongolia Yitai Coal Co. Ltd., Class B	329,308	1,891

Intime Department Store Group Co. Ltd.	552,135	630

Jiangsu Expressway Co. Ltd., Class H	656,000	657

Jiangxi Copper Co. Ltd., Class H	767,000	1,700

Kingboard Chemical Holdings Ltd.	325,757	931

Kunlun Energy Co. Ltd.	1,787,230	3,806

Lee & Man Paper Manufacturing Ltd.	1,038,248	814

Lenovo Group Ltd.	3,440,000	3,430

Longfor Properties Co. Ltd.	757,731	1,258

MMG Ltd. *	887,488	327

New China Life Insurance Co. Ltd., Class H	315,871	1,081

Nine Dragons Paper Holdings Ltd.	909,923	857

Parkson Retail Group Ltd.	796,000	475

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

China – 17.9% – continued

People’s Insurance Co. Group of China Ltd., Class H *	2,173,535	$1,159

PetroChina Co. Ltd., Class H	11,689,438	15,377

PICC Property & Casualty Co. Ltd., Class H	1,461,733	1,880

Ping An Insurance Group Co. of China Ltd., Class H	1,040,953	8,081

Poly Property Group Co. Ltd. *	1,109,737	704

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	876,116	794

Shanghai Electric Group Co. Ltd., Class H	1,572,000	615

Shanghai Industrial Holdings Ltd.	296,043	933

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	341,100	751

Shimao Property Holdings Ltd.	778,903	1,501

Shougang Fushan Resources Group Ltd.	1,765,933	788

Shui On Land Ltd.	1,530,644	659

Sihuan Pharmaceutical Holdings Group Ltd.	982,063	486

Sino-Ocean Land Holdings Ltd.	1,645,330	994

Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,250,670	549

Sinopharm Group Co. Ltd., Class H	439,183	1,422

SOHO China Ltd.	1,145,778	958

Sun Art Retail Group Ltd.	1,310,000	1,824

Tencent Holdings Ltd.	564,214	17,968

Tingyi Cayman Islands Holding Corp.	1,086,435	2,836

Tsingtao Brewery Co. Ltd., Class H	161,767	1,033

Uni-President China Holdings Ltd.	597,000	685

Want Want China Holdings Ltd.	3,296,870	5,058

Weichai Power Co. Ltd., Class H	265,953	889

Wumart Stores, Inc., Class H	272,470	493

Yanzhou Coal Mining Co. Ltd., Class H	1,085,138	1,472

Yingde Gases Group Co.	515,700	575

Yuexiu Property Co. Ltd.	2,861,393	827

Zhaojin Mining Industry Co. Ltd., Class H	497,274	669

Zhejiang Expressway Co. Ltd., Class H	805,294	637

Zhongsheng Group Holdings Ltd.	305,000	370

Zhuzhou CSR Times Electric Co. Ltd., Class H	249,930	712

Zijin Mining Group Co. Ltd., Class H	3,328,162	1,099

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	739,747	894

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

China – 17.9% – continued

ZTE Corp., Class H	354,898	$615
		382,990

Colombia – 1.0%

Almacenes Exito S.A.	110,848	2,004

Bancolombia S.A.	126,698	1,999

Bancolombia S.A. ADR	8,252	522

Bolsa de Valores de Colombia	462,027	643

Cementos Argos S.A.	219,405	1,046

Corp. Financiera Colombiana S.A.	43,194	834

Corp. Financiera Colombiana S.A. *	1,104	21

Ecopetrol S.A.	2,701,718	7,474

Ecopetrol S.A. ADR	1,600	87

Grupo Argos S.A.	159,727	1,904

Grupo de Inversiones Suramericana S.A.	129,882	2,775

Interconexion Electrica S.A. ESP	212,278	1,046
		20,355

Czech Republic – 0.2%

CEZ A.S.	89,806	2,628

Komercni Banka A.S.	8,390	1,602

Telefonica Czech Republic A.S.	62,000	934
		5,164

Egypt – 0.3%

Commercial International Bank Egypt S.A.E.	325,689	1,466

Egyptian Financial Group-Hermes Holding S.A.E. *	228,885	338

Egyptian Kuwaiti Holding Co. S.A.E.	401,059	481

National Societe Generale Bank S.A.E.	60,198	271

Orascom Construction Industries *	53,555	1,899

Orascom Telecom Holding S.A.E. *	1,514,852	982

Talaat Moustafa Group *	582,316	323

Telecom Egypt Co.	215,706	420
		6,180

Hungary – 0.2%

Magyar Telekom Telecommunications PLC	248,667	433

MOL Hungarian Oil and Gas PLC	23,101	1,624

OTP Bank PLC	125,015	2,255
		4,312

India – 6.5%

ACC Ltd.	27,406	585

Adani Enterprises Ltd.	125,066	466

Adani Ports and Special Economic Zone	222,528	570

Aditya Birla Nuvo Ltd.	17,736	319

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

India – 6.5% – continued

Ambuja Cements Ltd.	333,381	$1,070

Asian Paints Ltd.	15,723	1,423

Axis Bank Ltd.	161,281	3,867

Bajaj Auto Ltd.	46,327	1,535

Bank of Baroda	43,599	543

Bank of India	61,664	344

Bharat Heavy Electricals Ltd.	317,614	1,038

Bharat Petroleum Corp. Ltd.	96,996	675

Bharti Airtel Ltd.	314,522	1,690

Cairn India Ltd.	257,527	1,293

Canara Bank	47,489	336

Cipla Ltd.	188,304	1,317

Coal India Ltd.	278,262	1,586

Dabur India Ltd.	219,377	553

Divi’s Laboratories Ltd.	21,423	389

DLF Ltd.	222,072	962

Dr. Reddy’s Laboratories Ltd.	41,198	1,336

Dr. Reddy’s Laboratories Ltd. ADR	15,005	485

GAIL India Ltd.	205,396	1,204

Godrej Consumer Products Ltd.	66,478	956

HCL Technologies Ltd.	115,824	1,696

HDFC Bank Ltd.	756,334	8,713

HDFC Bank Ltd. ADR	31,500	1,179

Hero Motocorp Ltd.	21,454	609

Hindalco Industries Ltd.	575,030	971

Hindustan Unilever Ltd.	479,711	4,122

Housing Development Finance Corp.	809,034	12,323

ICICI Bank Ltd.	177,473	3,424

ICICI Bank Ltd. ADR	29,471	1,264

Idea Cellular Ltd. *	362,300	759

IDFC Ltd.	588,955	1,560

Infosys Ltd.	195,585	10,464

Infosys Ltd. ADR	43,137	2,326

ITC Ltd.	1,217,816	6,937

Jaiprakash Associates Ltd.	509,875	617

Jindal Steel & Power Ltd.	203,940	1,308

JSW Steel Ltd.	43,915	544

Kotak Mahindra Bank Ltd.	159,187	1,916

Larsen & Toubro Ltd.	110,898	2,792

Larsen & Toubro Ltd. GDR (Registered)	4,700	118

LIC Housing Finance Ltd.	159,106	659

Lupin Ltd.	81,191	938

Mahindra & Mahindra Ltd.	170,330	2,703

NTPC Ltd.	851,273	2,231

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

India – 6.5% – continued

Oil & Natural Gas Corp. Ltd.	428,271	$2,456

Piramal Enterprises Ltd.	37,487	422

Power Finance Corp. Ltd.	147,237	491

Power Grid Corp. of India Ltd.	600,029	1,169

Ranbaxy Laboratories Ltd. *	70,238	569

Reliance Capital Ltd.	52,679	304

Reliance Communications Ltd.	265,352	271

Reliance Industries Ltd.	577,089	8,225

Reliance Industries Ltd. GDR (1)(2)	70,126	2,000

Reliance Infrastructure Ltd.	55,302	331

Reliance Power Ltd. *	292,387	332

Rural Electrification Corp. Ltd.	157,503	605

Satyam Computer Services Ltd. *	360,341	852

Sesa Goa Ltd.	184,774	530

Shriram Transport Finance Co. Ltd.	68,571	878

Siemens Ltd.	39,831	403

State Bank of India	74,429	2,842

Sterlite Industries India Ltd.	707,688	1,223

Sterlite Industries India Ltd. ADR	5,200	36

Sun Pharmaceutical Industries Ltd.	172,511	2,601

Tata Consultancy Services Ltd.	260,262	7,548

Tata Motors Ltd.	381,978	1,860

Tata Motors Ltd. ADR	6,700	164

Tata Power Co. Ltd.	530,060	943

Tata Steel Ltd.	162,674	939

Titan Industries Ltd.	113,332	536

Ultratech Cement Ltd.	19,036	656

Unitech Ltd. *	689,678	300

United Breweries Ltd.	35,181	454

United Spirits Ltd.	47,537	1,663

Wipro Ltd.	247,321	1,991

Wipro Ltd. ADR	22,616	228

Zee Entertainment Enterprises Ltd.	257,555	999
		139,536

Indonesia – 3.0%

Adaro Energy Tbk PT	7,833,720	1,058

Astra Agro Lestari Tbk PT	210,537	402

Astra International Tbk PT	11,223,760	9,132

Bank Central Asia Tbk PT	6,830,192	8,040

Bank Danamon Indonesia Tbk PT	1,890,443	1,257

Bank Mandiri Persero Tbk PT	5,169,455	5,324

Bank Negara Indonesia Persero Tbk PT	4,160,409	2,165

Bank Rakyat Indonesia Persero Tbk PT	6,151,658	5,553

Bumi Resources Tbk PT	8,298,212	590

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Indonesia – 3.0% – continued

Charoen Pokphand Indonesia Tbk PT	4,080,435	$2,123

Global Mediacom Tbk PT	3,504,000	841

Gudang Garam Tbk PT	268,915	1,359

Indo Tambangraya Megah Tbk PT	216,278	792

Indocement Tunggal Prakarsa Tbk PT	809,803	1,944

Indofood Sukses Makmur Tbk PT	2,412,871	1,848

Indosat Tbk PT	781,347	523

Jasa Marga Persero Tbk PT	1,135,000	696

Kalbe Farma Tbk PT	12,734,080	1,625

Media Nusantara Citra Tbk PT	2,335,500	681

Perusahaan Gas Negara Persero Tbk PT	6,032,112	3,697

Semen Gresik Persero Tbk PT	1,643,755	2,994

Tambang Batubara Bukit Asam Persero Tbk PT	443,000	657

Telekomunikasi Indonesia Persero Tbk PT	5,577,673	6,318

Unilever Indonesia Tbk PT	839,528	1,973

United Tractors Tbk PT	922,071	1,730

XL Axiata Tbk PT	1,449,860	783
		64,105

Malaysia – 3.5%

AirAsia Bhd.	698,300	638

Alliance Financial Group Bhd.	564,500	802

AMMB Holdings Bhd.	919,137	1,944

Axiata Group Bhd.	1,414,625	3,015

Berjaya Sports Toto Bhd.	363,356	483

British American Tobacco Malaysia Bhd.	63,700	1,279

Bumi Armada Bhd.	648,500	787

CIMB Group Holdings Bhd.	2,679,100	6,602

DiGi.Com Bhd.	1,735,600	2,595

Felda Global Ventures Holdings Bhd.	599,700	891

Gamuda Bhd.	918,100	1,198

Genting Bhd.	1,139,700	3,688

Genting Malaysia Bhd.	1,634,800	1,911

Genting Plantations Bhd.	129,900	363

Hong Leong Bank Bhd.	313,240	1,463

Hong Leong Financial Group Bhd.	120,100	579

IHH Healthcare Bhd. *	1,102,700	1,332

IJM Corp. Bhd.	642,620	1,131

IOI Corp. Bhd.	1,784,840	2,698

Kuala Lumpur Kepong Bhd.	265,950	1,797

Lafarge Malayan Cement Bhd.	213,900	688

Malayan Banking Bhd.	2,337,961	7,060

Malaysia Airports Holdings Bhd.	312,349	591

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Malaysia – 3.5% – continued

Malaysia Marine and Heavy Engineering Holdings Bhd.	258,247	$314

Maxis Bhd.	1,248,851	2,634

MISC Bhd. *	612,960	1,063

MMC Corp. Bhd.	431,875	360

Parkson Holdings Bhd.	344,943	524

Petronas Chemicals Group Bhd.	1,553,100	3,215

Petronas Dagangan Bhd.	136,200	1,016

Petronas Gas Bhd.	328,600	2,016

PPB Group Bhd.	263,500	1,076

Public Bank Bhd.	9,913	52

Public Bank Bhd. (Registered)	583,500	3,068

RHB Capital Bhd.	340,337	929

Sapurakencana Petroleum Bhd. *	1,232,200	1,194

Sime Darby Bhd.	1,496,415	4,480

Telekom Malaysia Bhd.	589,700	1,026

Tenaga Nasional Bhd.	1,531,550	3,571

UEM Land Holdings Bhd. *	843,917	744

UMW Holdings Bhd.	288,500	1,243

YTL Corp. Bhd.	2,614,180	1,376

YTL Power International Bhd.	1,239,499	584
		74,020

Mexico – 5.5%

Alfa S.A.B. de C.V., Series A	1,568,180	3,829

Alpek S.A. de C.V.	238,560	570

America Movil S.A.B. de C.V., Series L	21,553,479	22,842

Arca Continental S.A.B. de C.V.	177,284	1,328

Cemex S.A.B. de C.V., Series CPO *	5,872,777	7,146

Coca-Cola Femsa S.A.B. de C.V., Series L	239,922	3,885

Compartamos S.A.B. de C.V.	579,772	1,069

Controladora Comercial Mexicana S.A.B.de C.V., Series UBC	212,600	781

El Puerto de Liverpool S.A.B. de C.V., Series C1	102,600	1,264

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	1,077,577	12,124

Grupo Aeroportuario del Pacifico S.A.B.de C.V., Series B	170,352	1,004

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B	115,300	1,567

Grupo Bimbo S.A.B. de C.V., Series A	914,428	2,924

Grupo Carso S.A.B. de C.V., Series A1	316,106	1,762

Grupo Financiero Banorte S.A.B. de C.V., Series O	1,031,059	8,238

Grupo Financiero Inbursa S.A.B. de C.V., Series O	1,108,184	3,233

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Mexico – 5.5% – continued

Grupo Financiero Santander Mexico S.A.B. de C.V., Series B	831,300	$2,507

Grupo Mexico S.A.B. de C.V., Series B	2,114,036	8,539

Grupo Modelo S.A.B. de C.V., Series C	350,805	3,180

Grupo Televisa S.A.B., Series CPO	1,426,414	7,570

Industrias C.H. S.A.B. de C.V., Series B *	96,037	836

Industrias Penoles S.A.B. de C.V.	77,452	3,677

Kimberly-Clark de Mexico S.A.B. de C.V., Series A	863,827	3,015

Mexichem S.A.B. de C.V.	578,134	3,101

Minera Frisco S.A.B. de C.V., Series A1 *	352,206	1,527

Wal-Mart de Mexico S.A.B. de C.V., Series V	2,948,037	9,643
		117,161

Morocco – 0.1%

Attijariwafa Bank	17,051	631

Douja Promotion Groupe Addoha S.A.	66,529	456

Maroc Telecom S.A.	49,162	605
		1,692

Peru – 0.4%

Cia de Minas Buenaventura S.A. ADR	106,006	2,752

Credicorp Ltd.	37,552	6,235
		8,987

Philippines – 1.0%

Aboitiz Equity Ventures, Inc.	1,028,589	1,389

Aboitiz Power Corp.	989,044	897

Alliance Global Group, Inc.	2,188,124	1,132

Ayala Corp.	96,057	1,331

Ayala Land, Inc.	3,023,280	2,419

Bank of the Philippine Islands	391,102	1,054

BDO Unibank, Inc. *	791,746	1,740

DMCI Holdings, Inc.	419,420	565

Energy Development Corp.	3,956,550	627

Globe Telecom, Inc.	17,560	517

International Container Terminal Services, Inc.	425,050	958

Jollibee Foods Corp.	221,863	689

Metropolitan Bank & Trust	117,892	338

Philippine Long Distance Telephone Co.	23,505	1,706

San Miguel Corp.	261,480	740

SM Investments Corp.	119,942	3,278

SM Prime Holdings, Inc.	3,773,313	1,762

Universal Robina Corp.	470,210	1,301
		22,443

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Poland – 1.4%

Asseco Poland S.A.	37,557	$485

Bank Handlowy w Warszawie S.A.	18,400	515

Bank Millennium S.A. *	241,516	356

Bank Pekao S.A.	72,994	3,520

BRE Bank S.A. *	8,237	865

Cyfrowy Polsat S.A. *	102,420	535

Enea S.A.	64,865	296

Eurocash S.A.	37,061	605

Grupa Lotos S.A. *	34,717	437

Jastrzebska Spolka Weglowa S.A.	19,651	564

KGHM Polska Miedz S.A.	77,755	3,773

PGE S.A.	412,056	2,120

Polski Koncern Naftowy Orlen S.A. *	177,866	2,817

Polskie Gornictwo Naftowe i Gazownictwo S.A. *	976,880	1,658

Powszechna Kasa Oszczednosci Bank Polski S.A.	485,078	5,149

Powszechny Zaklad Ubezpieczen S.A.	31,092	3,860

Synthos S.A.	282,838	548

Tauron Polska Energia S.A.	586,494	771

Telekomunikacja Polska S.A.	407,089	834

Zaklady Azotowe w Tarnowie-Moscicach S.A., Class M *	28,494	505
		30,213

Russia – 5.5%

Federal Grid Co. Unified Energy System JSC *	170,754,477	865

Federal Hydrogenerating Co. JSC	35,863,245	704

Federal Hydrogenerating Co. JSC ADR	348,069	680

Gazprom OAO	1,336,583	5,726

Gazprom OAO ADR	2,269,310	19,403

Gazprom OAO ADR (OTC Exchange)	15,600	133

IDGC Holding JSC *	10,686,000	584

Inter Rao Ues OAO *	1,143,364,281	666

LSR Group OJSC GDR (Registered)	110,406	478

Lukoil OAO	71,708	4,607

Lukoil OAO ADR	196,285	12,659

Lukoil OAO ADR (OTC Exchange)	14,973	966

Magnit OJSC	3,011	581

Magnit OJSC GDR (Registered)	132,698	6,004

Mechel	1,951	10

Mechel ADR	81,056	410

MegaFon OAO GDR *	47,509	1,474

MMC Norilsk Nickel OJSC	13,729	2,314

MMC Norilsk Nickel OJSC ADR	80,388	1,359

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Russia – 5.5% – continued

MMC Norilsk Nickel OJSC ADR (London Exchange)	46,847	$791

Mobile Telesystems OJSC ADR	286,550	5,943

NovaTek OAO GDR (Registered)	50,535	5,440

Novolipetsk Steel OJSC GDR (Registered)	35,273	557

Rosneft OAO	195,465	1,491

Rosneft OAO GDR (Registered)	509,821	3,894

Rostelecom OJSC	656,144	2,586

Sberbank of Russia	3,902,900	12,380

Sberbank of Russia (OTC Exchange)	56,000	178

Sberbank of Russia ADR	506,900	6,511

Severstal OAO	22,803	204

Severstal OAO GDR (Registered)	68,009	605

Sistema JSFC GDR (Registered)	66,205	1,217

Surgutneftegas OAO	1,288,823	1,152

Surgutneftegas OAO ADR	120,622	1,086

Surgutneftegas OJSC ADR (London Exchange)	148,544	1,328

Tatneft OAO	388,814	2,569

Tatneft OAO ADR	1,663	66

Tatneft OAO ADR (London Exchange)	64,629	2,566

TMK OAO GDR (Registered)	31,029	371

Uralkali OJSC	509,249	3,779

Uralkali OJSC GDR (Registered)	44,790	1,654

VTB Bank OJSC	846,000,422	1,355

VTB Bank OJSC GDR (1)(2)	11,036	35

VTB Bank OJSC GDR (Registered)	296,352	934
		118,315

South Africa – 7.0%

ABSA Group Ltd.	159,198	2,684

African Bank Investments Ltd.	404,027	1,332

African Rainbow Minerals Ltd.	59,131	1,218

Anglo American Platinum Ltd. *	37,386	1,554

AngloGold Ashanti Ltd.	212,563	4,994

ArcelorMittal South Africa Ltd. *	97,048	300

Aspen Pharmacare Holdings Ltd. *	164,887	3,425

Assore Ltd.	19,605	662

Aveng Ltd.	223,580	785

Barloworld Ltd.	122,498	1,277

Bidvest Group Ltd.	163,105	4,299

Discovery Ltd.	165,916	1,411

Exxaro Resources Ltd.	70,255	1,248

FirstRand Ltd.	1,716,926	6,015

Foschini Group (The) Ltd.	113,732	1,395

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

South Africa – 7.0% – continued

Gold Fields Ltd.	402,321	$3,090

Growthpoint Properties Ltd.	952,670	2,783

Harmony Gold Mining Co. Ltd.	219,767	1,414

Impala Platinum Holdings Ltd.	297,683	4,383

Imperial Holdings Ltd.	100,150	2,290

Investec Ltd.	129,847	908

Kumba Iron Ore Ltd.	44,718	2,393

Liberty Holdings Ltd.	62,587	818

Life Healthcare Group Holdings Ltd.	517,500	1,947

Massmart Holdings Ltd.	59,643	1,234

MMI Holdings Ltd.	570,528	1,441

Mr. Price Group Ltd.	131,241	1,670

MTN Group Ltd.	939,447	16,498

Naspers Ltd., Class N	217,173	13,529

Nedbank Group Ltd.	112,965	2,341

Netcare Ltd.	481,596	1,039

Northam Platinum Ltd. *	128,342	554

Pick n Pay Stores Ltd.	129,279	599

PPC Ltd.	276,261	963

Redefine Properties Ltd. *	1,540,031	1,656

Remgro Ltd.	239,366	4,768

Reunert Ltd.	99,367	829

RMB Holdings Ltd.	391,173	1,771

RMI Holdings	364,960	924

Sanlam Ltd.	987,716	5,068

Sappi Ltd. *	298,652	930

Sasol Ltd.	304,268	13,483

Shoprite Holdings Ltd.	237,066	4,714

Spar Group (The) Ltd.	94,092	1,163

Standard Bank Group Ltd.	667,098	8,589

Steinhoff International Holdings Ltd. *	654,038	1,779

Tiger Brands Ltd.	90,090	2,880

Truworths International Ltd.	243,857	2,392

Vodacom Group Ltd.	206,375	2,467

Woolworths Holdings Ltd.	421,611	3,237
		149,143

South Korea – 14.1%

Amorepacific Corp.	1,772	1,556

AMOREPACIFIC Group	1,551	555

BS Financial Group, Inc.	97,892	1,346

Celltrion, Inc.	34,206	1,657

Cheil Industries, Inc.	25,953	2,048

Cheil Worldwide, Inc. *	50,750	1,097

CJ CheilJedang Corp.	4,357	1,365

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

South Korea – 14.1% – continued

CJ Corp.	7,967	$1,067

Coway Co. Ltd.	30,330	1,334

Daelim Industrial Co. Ltd.	15,639	1,289

Daewoo Engineering & Construction Co. Ltd. *	59,400	489

Daewoo International Corp.	25,528	868

Daewoo Securities Co. Ltd.	88,698	921

Daewoo Shipbuilding & Marine Engineering Co. Ltd.	53,300	1,317

DGB Financial Group, Inc.	73,850	1,115

Dongbu Insurance Co. Ltd.	23,061	945

Doosan Corp.	3,890	453

Doosan Heavy Industries & Construction Co. Ltd.	26,242	1,058

Doosan Infracore Co. Ltd. *	55,880	794

E-Mart Co. Ltd.	11,667	2,307

GS Engineering & Construction Corp.	19,647	977

GS Holdings	28,123	1,620

Hana Financial Group, Inc.	127,870	4,545

Hankook Tire Co. Ltd.	41,108	1,777

Hanwha Chemical Corp.	46,752	826

Hanwha Corp.	25,405	771

Hanwha Life Insurance Co. Ltd.	97,020	596

Hyosung Corp.	12,479	627

Hyundai Department Store Co. Ltd.	8,341	1,248

Hyundai Development Co.	31,770	732

Hyundai Engineering & Construction Co. Ltd.	36,659	2,204

Hyundai Glovis Co. Ltd.	7,214	1,222

Hyundai Heavy Industries Co. Ltd.	23,172	4,394

Hyundai Hysco Co. Ltd.	17,798	534

Hyundai Marine & Fire Insurance Co. Ltd.	34,640	988

Hyundai Merchant Marine Co. Ltd. *	24,439	322

Hyundai Mipo Dockyard	6,094	638

Hyundai Mobis	37,768	10,438

Hyundai Motor Co.	85,464	17,206

Hyundai Securities Co. Ltd.	62,200	451

Hyundai Steel Co.	30,915	2,251

Hyundai Wia Corp.	8,442	1,244

Industrial Bank of Korea	92,310	1,054

Kangwon Land, Inc.	53,960	1,523

KB Financial Group, Inc.	213,944	7,211

KCC Corp.	2,364	649

Kia Motors Corp.	146,069	7,299

Korea Aerospace Industries Ltd.	18,350	426

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

South Korea – 14.1% – continued

Korea Electric Power Corp. *	142,516	$3,881

Korea Exchange Bank	140,600	947

Korea Gas Corp.	12,909	826

Korea Investment Holdings Co. Ltd.	21,680	893

Korea Zinc Co. Ltd.	4,697	1,490

Korean Air Lines Co. Ltd. *	20,025	736

KT Corp.	14,619	464

KT Corp. ADR	6,526	103

KT&G Corp.	60,895	4,192

Kumho Petro chemical Co. Ltd.	7,702	730

LG Chem Ltd.	25,713	6,194

LG Corp.	52,481	3,080

LG Display Co. Ltd. *	127,510	3,656

LG Display Co. Ltd. ADR *	3,800	55

LG Electronics, Inc.	58,939	4,296

LG Household & Health Care Ltd.	5,189	2,873

LG Innotek Co. Ltd. *	5,353	381

LG Uplus Corp. *	123,102	903

Lotte Chemical Corp.	9,435	1,679

Lotte Confectionery Co. Ltd.	392	645

Lotte Shopping Co. Ltd.	6,049	2,224

LS Corp.	9,951	789

LS Industrial Systems Co. Ltd.	8,625	478

Mando Corp.	7,134	750

Mirae Asset Securities Co. Ltd.	12,495	486

NCSoft Corp.	8,621	1,217

Neo Holdings Co. Ltd. *	3,640	–

NHN Corp.	22,669	5,644

OCI Co. Ltd.	8,593	1,232

Orion Corp.	1,966	1,914

POSCO	34,745	10,181

POSCO ADR	5,928	437

S1 Corp.	9,438	538

Samsung C&T Corp.	69,297	4,266

Samsung Card Co. Ltd.	24,252	862

Samsung Electro-Mechanics Co. Ltd.	33,104	2,946

Samsung Electronics Co. Ltd.	61,227	84,032

Samsung Engineering Co. Ltd.	16,778	1,968

Samsung Fire & Marine Insurance Co. Ltd.	19,727	3,865

Samsung Heavy Industries Co. Ltd.	89,570	2,802

Samsung Life Insurance Co. Ltd.	33,211	3,119

Samsung SDI Co. Ltd.	19,018	2,402

Samsung Securities Co. Ltd.	33,783	1,646

Samsung Techwin Co. Ltd.	20,455	1,210

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

South Korea – 14.1% – continued

Shinhan Financial Group Co. Ltd.	236,420	$8,585

Shinsegae Co. Ltd.	3,891	790

SK C&C Co. Ltd.	12,357	1,073

SK Holdings Co. Ltd.	14,175	2,172

SK Hynix, Inc. *	288,480	7,454

SK Innovation Co. Ltd.	33,302	4,849

SK Networks Co. Ltd.	66,100	460

SK Telecom Co. Ltd.	4,235	687

SK Telecom Co. Ltd. ADR	10,300	184

S-Oil Corp.	24,747	2,073

Woori Finance Holdings Co. Ltd.	202,460	2,311

Woori Investment & Securities Co. Ltd.	72,587	767

Yuhan Corp.	4,571	785
		302,576

Taiwan – 10.6%

Acer, Inc. *	1,432,796	1,248

Advanced Semiconductor Engineering, Inc.	3,375,364	2,765

Advantech Co. Ltd.	156,285	640

Asia Cement Corp.	1,178,266	1,436

Asustek Computer, Inc.	375,546	4,490

AU Optronics Corp. *	4,147,215	1,831

Capital Securities Corp.	900,602	324

Catcher Technology Co. Ltd.	309,111	1,406

Cathay Financial Holding Co. Ltd.	3,915,175	5,362

Chailease Holding Co. Ltd.	376,000	1,042

Chang Hwa Commercial Bank	2,437,536	1,447

Cheng Shin Rubber Industry Co. Ltd.	1,011,465	2,977

Cheng Uei Precision Industry Co. Ltd.	207,886	399

Chicony Electronics Co. Ltd.	268,509	707

China Airlines Ltd. *	1,467,307	574

China Development Financial Holding Corp. *	6,754,868	1,931

China Life Insurance Co. Ltd. *	1,051,661	1,055

China Motor Corp.	328,000	308

China Petrochemical Development Corp.	863,172	466

China Steel Corp.	6,356,869	5,538

Chinatrust Financial Holding Co. Ltd.	6,734,222	3,997

Chunghwa Telecom Co. Ltd.	2,061,493	6,398

Chunghwa Telecom Co. Ltd. ADR	4,048	126

Clevo Co.	271,970	418

Compal Electronics, Inc.	2,318,759	1,644

CTCI Corp.	316,000	617

Delta Electronics, Inc.	1,002,521	4,275

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Taiwan – 10.6% – continued

E Ink Holdings, Inc.	439,095	$346

E.Sun Financial Holding Co. Ltd.	2,247,541	1,349

Epistar Corp.	455,351	821

Eternal Chemical Co. Ltd.	394,207	330

Eva Airways Corp. *	916,271	550

Evergreen Marine Corp. Taiwan Ltd. *	891,795	534

Far Eastern Department Stores Co. Ltd.	541,129	484

Far Eastern New Century Corp.	1,672,404	1,720

Far EasTone Telecommunications Co. Ltd.	878,345	2,021

Farglory Land Development Co. Ltd.	189,000	350

Feng Hsin Iron & Steel Co.	237,160	409

First Financial Holding Co. Ltd.	3,635,814	2,280

Formosa Chemicals & Fibre Corp.	1,737,320	3,997

Formosa International Hotels Corp.	17,385	199

Formosa Petrochemical Corp.	630,487	1,636

Formosa Plastics Corp.	2,207,349	5,307

Formosa Taffeta Co. Ltd.	412,827	381

Foxconn Technology Co. Ltd.	415,614	1,156

Fubon Financial Holding Co. Ltd.	3,164,025	4,529

Giant Manufacturing Co. Ltd.	157,483	877

Hermes Microvision, Inc.	17,000	417

Highwealth Construction Corp.	178,200	373

Hiwin Technologies Corp.	94,603	705

Hon Hai Precision Industry Co. Ltd.	5,578,655	15,541

Hotai Motor Co. Ltd.	134,900	1,126

HTC Corp.	399,220	3,264

Hua Nan Financial Holdings Co. Ltd.	2,858,530	1,654

Innolux Corp. *	3,782,392	2,327

Inventec Corp.	1,240,314	471

Kinsus Interconnect Technology Corp.	143,587	451

Largan Precision Co. Ltd.	56,835	1,488

LCY Chemical Corp.	247,621	278

Lite-On Technology Corp.	1,147,557	1,850

Macronix International	1,960,982	565

MediaTek, Inc.	635,507	7,268

Mega Financial Holding Co. Ltd.	4,461,972	3,604

Merida Industry Co. Ltd.	114,000	669

MStar Semiconductor, Inc.	117,317	961

Nan Kang Rubber Tire Co. Ltd.	326,769	386

Nan Ya Plastics Corp.	2,615,695	4,689

Novatek Microelectronics Corp.	287,850	1,247

Oriental Union Chemical Corp.	312,000	323

Pegatron Corp. *	863,594	1,334

Phison Electronics Corp.	68,608	528

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Taiwan – 10.6% – continued

Pou Chen Corp.	1,234,093	$1,337

Powertech Technology, Inc.	395,568	655

President Chain Store Corp.	318,220	1,766

Quanta Computer, Inc.	1,387,576	3,086

Radiant Opto-Electronics Corp.	237,670	934

Realtek Semiconductor Corp.	240,829	560

Richtek Technology Corp.	70,849	410

Ruentex Development Co. Ltd.	315,940	643

Ruentex Industries Ltd.	249,781	575

ScinoPharm Taiwan Ltd.	148,000	358

Shin Kong Financial Holding Co. Ltd. *	3,270,463	1,028

Siliconware Precision Industries Co.	1,635,480	1,860

Simplo Technology Co. Ltd.	156,532	735

SinoPac Financial Holdings Co. Ltd.	3,371,131	1,618

Standard Foods Corp.	141,080	425

Synnex Technology International Corp.	704,086	1,290

Taishin Financial Holding Co. Ltd.	3,624,372	1,515

Taiwan Business Bank *	1,698,387	539

Taiwan Cement Corp.	1,726,055	2,165

Taiwan Cooperative Financial Holding	2,707,536	1,548

Taiwan Fertilizer Co. Ltd.	409,000	981

Taiwan Glass Industry Corp.	538,377	511

Taiwan Mobile Co. Ltd.	924,076	3,137

Taiwan Semiconductor Manufacturing Co. Ltd.	13,647,193	45,867

Teco Electric and Machinery Co. Ltd.	986,000	795

TPK Holding Co. Ltd.	127,003	2,523

Transcend Information, Inc.	109,442	355

Tripod Technology Corp.	225,082	495

TSRC Corp.	294,892	582

Tung Ho Steel Enterprise Corp.	431,271	414

U-Ming Marine Transport Corp.	233,000	364

Unimicron Technology Corp.	676,418	705

Uni-President Enterprises Corp.	2,289,195	4,333

United Microelectronics Corp.	6,844,043	2,563

Walsin Lihwa Corp. *	1,792,770	517

Wan Hai Lines Ltd. *	646,825	344

Wintek Corp. *	895,162	464

Wistron Corp.	1,164,977	1,295

WPG Holdings Ltd.	772,316	886

Ya Hsin Industrial Co. Ltd. (3)*	121,548	–

Yang Ming Marine Transport Corp. *	753,356	349

Yuanta Financial Holding Co. Ltd.	4,398,647	2,236

Yulon Motor Co. Ltd.	481,257	859

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Taiwan – 10.6% – continued

Zhen Ding Technology Holding Ltd.	90,800	$217
		228,055

Thailand – 2.7%

Advanced Info Service PCL (Registered)	194,000	1,590

Advanced Info Service PCL NVDR	465,499	3,815

Airports of Thailand PCL NVDR	241,900	1,004

Bangkok Bank PCL (Registered)	381,900	3,025

Bangkok Bank PCL NVDR	385,100	2,985

Bangkok Dusit Medical Service PCL NVDR	171,200	962

Bank of Ayudhya PCL (Registered)	518,654	633

Bank of Ayudhya PCL NVDR	849,668	1,008

Banpu PCL (Registered)	23,350	301

Banpu PCL NVDR	38,258	492

BEC World PCL (Registered)	196,500	431

BEC World PCL NVDR	340,807	748

Central Pattana PCL NVDR	365,200	1,178

Charoen Pokphand Foods PCL NVDR	1,723,657	1,928

CP ALL PCL (Registered)	905,200	1,430

CP ALL PCL NVDR	1,536,536	2,427

Glow Energy PCL (Registered)	87,100	229

Glow Energy PCL NVDR	190,402	501

Indorama Ventures PCL NVDR	781,747	625

IRPC PCL (Registered)	1,860,900	250

IRPC PCL NVDR	3,893,681	524

Kasikornbank PCL	50,000	355

Kasikornbank PCL (Registered)	280,600	2,031

Kasikornbank PCL NVDR	694,797	4,935

Krung Thai Bank PCL (Registered)	699,750	597

Krung Thai Bank PCL NVDR	1,223,993	1,045

PTT Exploration & Production PCL NVDR	531,043	2,684

PTT Exploration & Production PCL (Registered)	242,500	1,225

PTT Global Chemical PCL (Registered)	189,814	458

PTT Global Chemical PCL NVDR	733,576	1,772

PTT PCL (Registered)	183,500	2,043

PTT PCL NVDR	292,800	3,259

Siam Cement PCL (Registered)	51,000	864

Siam Cement PCL NVDR	185,198	3,099

Siam Commercial Bank PCL (Registered)	232,700	1,430

Siam Commercial Bank PCL NVDR	746,976	4,591

Siam Makro PCL NVDR	54,400	988

Thai Oil PCL (Registered)	97,800	219

Thai Oil PCL NVDR	355,295	795

		58,476

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Turkey – 2.1%

Akbank T.A.S.	997,288	$5,214

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	115,579	1,885

Arcelik A.S.	130,841	940

Asya Katilim Bankasi A.S. *	268,190	353

Aygaz A.S.	–	–

BIM Birlesik Magazalar A.S.	58,924	2,882

Coca-Cola Icecek A.S.	34,905	1,008

Dogan Yayin Holding A.S. *	1	–

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	349,047	563

Enka Insaat ve Sanayi A.S.	203,818	638

Eregli Demir ve Celik Fabrikalari T.A.S.	520,991	674

Ford Otomotiv Sanayi A.S.	37,565	546

Haci Omer Sabanci Holding A.S.	448,627	2,690

Is Gayrimenkul Yatirim Ortakligi A.S.	1	–

KOC Holding A.S.	349,476	2,028

Koza Altin Isletmeleri A.S.	22,007	511

TAV Havalimanlari Holding A.S.	92,678	640

Tofas Turk Otomobil Fabrikasi A.S.	66,868	482

Tupras Turkiye Petrol Rafinerileri A.S.	68,977	2,097

Turk Hava Yollari AO *	270,373	1,118

Turk Telekomunikasyon A.S.	287,569	1,281

Turkcell Iletisim Hizmetleri A.S. *	427,151	2,868

Turkiye Garanti Bankasi A.S.	1,278,658	6,827

Turkiye Halk Bankasi A.S.	348,257	3,763

Turkiye Is Bankasi, Class C	870,570	3,349

Turkiye Sise ve Cam Fabrikalari A.S.	240,455	416

Turkiye Vakiflar Bankasi Tao, Class D	421,848	1,362

Ulker Biskuvi Sanayi A.S.	–	–

Yapi ve Kredi Bankasi A.S. *	488,240	1,533
		45,668

Ukraine – 0.0%

Kernel Holding S.A. *	29,702	539

United States – 0.2%

Southern Copper Corp.	93,627	3,518
Total Common Stocks (4)
(Cost $1,690,818)		1,959,162

PREFERRED STOCKS – 7.2%

Brazil – 6.0%

AES Tiete S.A.	53,453	518

Banco Bradesco S.A.	967,962	16,330

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 7.2% – continued

Brazil – 6.0% – continued

Banco do Estado do Rio Grande do Sul S.A., Class B	99,318	$850

Bradespar S.A.	124,801	1,622

Braskem S.A., Class A	87,041	584

Centrais Eletricas Brasileiras S.A., Class B	128,141	807

Cia Brasileira de Distribuicao Grupo Pao de Acucar	68,142	3,585

Cia de Bebidas das Americas	354,499	14,943

Cia de Bebidas das Americas ADR	64,300	2,722

Cia Energetica de Minas Gerais	266,052	3,122

Cia Energetica de Sao Paulo, Class B	87,408	877

Cia Paranaense de Energia, Class B	57,144	881

Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	54,177	267

Gerdau S.A.	477,861	3,658

Itau Unibanco Holding S.A.	1,264,600	22,479

Itausa – Investimentos Itau S.A.	1,404,722	7,292

Klabin S.A.	250,221	1,711

Lojas Americanas S.A.	223,194	1,925

Marcopolo S.A.	117,176	831

Metalurgica Gerdau S.A.	153,499	1,470

Oi S.A.	367,898	1,123

Petroleo Brasileiro S.A. *	1,985,195	18,047

Telefonica Brasil S.A.	138,691	3,703

Telefonica Brasil S.A. ADR	26,045	695

Usinas Siderurgicas de Minas Gerais S.A., Class A	209,444	1,118

Vale S.A.	1,110,630	18,379
		129,539

Chile – 0.2%

Embotelladora Andina S.A., Class B	120,643	809

Sociedad Quimica y Minera de Chile S.A., Class B	46,969	2,602
		3,411

Colombia – 0.2%

Banco Davivienda S.A.	45,724	651

Bancolombia S.A.	147,065	2,336

Grupo Argos S.A.	69,514	828

Grupo Aval Acciones y Valores	800,186	565

Grupo de Inversiones Suramericana S.A.	35,983	773
		5,153

Russia – 0.3%

AK Transneft OAO	856	1,831

Sberbank of Russia	550,094	1,329

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 7.2% – continued

Russia – 0.3% – continued

Surgutneftegas OAO	2,456,324	$1,703

Surgutneftegas OAO ADR	140,161	970
		5,833

South Korea – 0.5%

Hyundai Motor Co. Ltd.	13,154	949

Hyundai Motor Co., Class 2	20,929	1,618

LG Chem Ltd.	4,159	335

Samsung Electronics Co. Ltd.	11,385	8,964
		11,866
Total Preferred Stocks (4)
(Cost $151,697)		155,802

INVESTMENT COMPANIES – 0.3%

Vanguard FTSE Emerging Markets ETF	157,000	6,734
Total Investment Companies
(Cost $6,563)		6,734

Total Investments – 98.9%
(Cost $1,849,078)		2,121,698

Other Assets less Liabilities – 1.1%		22,571
NET ASSETS – 100.0%		$2,144,269

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $2,035,000 or 0.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Reliance Industries Ltd. GDR	11/1/06-12/06/12	$1,996

VTB Bank OJSC GDR	5/11/07-10/28/09	80

(3)	Security has been deemed worthless and is a Level 3 investment.
(4)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the Emerging Markets Equity Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Dax Index (Euro)	5	$1,250	Long	6/13	$(34)
FTSE/JSE Top 40 Index (South African Rand)	113	4,364	Long	6/13	(102)
Hang Seng Index (Hong Kong Dollar)	38	5,462	Long	4/13	5
MSCI Taiwan Index (United States Dollar)	168	4,778	Long	4/13	49
S&P/TSX 60 Index (Canadian Dollar)	21	3,014	Long	6/13	(21)
SGX S&P CNX Nifty Index (United States Dollar)	239	2,734	Long	4/13	(12)
SPI 200 Index (Australian Dollar)	12	1,551	Long	6/13	(32)

Total					$(147)

At March 31, 2013, the Emerging Markets Equity Index Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	778	Malaysian Ringgit	2,408	4/1/13	$– *
United States Dollar	602	Thai Baht	17,632	4/1/13	– *
United States Dollar	40	Czech Koruna	801	4/2/13	– *
United States Dollar	4,050	Hong Kong Dollar	31,428	4/2/13	(1)
United States Dollar	1,170	Mexican Peso	14,445	4/2/13	(1)
United States Dollar	40	Hungarian Forint	9,467	4/3/13	– *
United States Dollar	320	Polish Zloty	1,041	4/3/13	(1)
United States Dollar	1,500	South African Rand	13,896	4/3/13	11
Brazilian Real	1,034	United States Dollar	520	6/19/13	13
United States Dollar	3,117	Hong Kong Dollar	24,173	6/19/13	(2)
United States Dollar	880	Indian Rupee	48,576	6/19/13	(3)
United States Dollar	2,850	Korean Won	3,178,463	6/19/13	(8)
United States Dollar	1,170	Russian Ruble	36,580	6/19/13	(10)
United States Dollar	2,380	Taiwan Dollar	70,571	6/19/13	(13)

Total					$(15)

*	Amount rounds to less than one thousand.

At March 31, 2013, the industry sectors (unaudited) for the Emerging Markets Equity Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	7.7%
Consumer Staples	9.0
Energy	12.0
Financials	28.0
Health Care	1.3
Industrials	6.4
Information Technology	14.1
Materials	10.6
Telecommunication Services	7.4
Utilities	3.5

Total	100.0%

At March 31, 2013, the Emerging Markets Equity Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	17.9%
Korean Won	14.8
Brazilian Real	11.9
Taiwan Dollar	10.8
United States Dollar	8.1
South African Rand	7.0
Indian Rupee	6.2
Mexican Peso	5.5
All other currencies less than 5%	17.8

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indicies). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2013 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobervable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Emerging Markets Equity Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$94,741		$65,073	$–	$159,814
Consumer Staples	107,568		62,248	–	169,816
Energy	102,408		128,607	–	231,015
Financials	238,758		294,866	–	533,624
Health Care	9,216		19,061	–	28,277
Industrials	85,864		49,545	–	135,409
Information Technology	242,289		46,841	–	289,130
Materials	132,143		61,138	–	193,281
Telecommunication Services	68,838		81,480	–	150,318
Utilities	36,781		31,697	–	68,478
Preferred Stocks	155,802	(1)	–	–	155,802
Investment Companies	6,734		–	–	6,734
Total Investments	$1,281,142		$840,556	$–	$2,121,698

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$54		$–	$–	$54
Foreign Currency Exchange Contracts	–		24	–	24
Liabilities
Futures Contracts	(201)		–	–	(201)
Foreign Currency Exchange Contracts	–		(39)	–	(39)
Total Other Financial Instruments		$(147)	$(15)	$–	$(162)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

Industry	Value (000s)	Reason
Common Stocks
Consumer Discretionary	$88,610	Valuations at unadjusted quoted market price
Consumer Staples	98,579	Valuations at unadjusted quoted market price
Energy	86,305	Valuations at unadjusted quoted market price
Financials	206,449	Valuations at unadjusted quoted market price
Health Care	4,963	Valuations at unadjusted quoted market price
Industrials	78,919	Valuations at unadjusted quoted market price
Information Technology	239,046	Valuations at unadjusted quoted market price
Materials	112,964	Valuations at unadjusted quoted market price
Telecommunication Services	61,904	Valuations at unadjusted quoted market price
Utilities	31,986	Valuations at unadjusted quoted market price
Preferred Stocks
Consumer Discretionary	4,492	Valuations at unadjusted quoted market price
Consumer Staples	18,528	Valuations at unadjusted quoted market price
Energy	21,581	Valuations at unadjusted quoted market price
Financials	48,280	Valuations at unadjusted quoted market price
Information Technology	8,964	Valuations at unadjusted quoted market price
Materials	31,479	Valuations at unadjusted quoted market price
Telecommunication Services	3,704	Valuations at unadjusted quoted market price
Utilities	6,471	Valuations at unadjusted quoted market price
Total	$1,153,224

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/12 (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS OUT OF LEVEL 3 (000s) (1)		BALANCE AS OF 3/31/13 (000s)

Common Stock

Materials	$3,887	$(81)	$(1)	$124	$(150)	$(3,779	) (2)	$–

(1)	The value of Transfers Out of Level 3 is measured using the fair value as of the end of the year ended March 31, 2013.
(2)	The Transfers Out of Level 3, noted above, were due to the Fund receiving an evaluated price using observable inputs; quoted prices in active markets for similar securities.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1%

Australia – 6.6%

BGP Holdings PLC – (Fractional Shares) *	6,535,576	$ –

BWP Trust	586,339	1,457

CFS Retail Property Trust Group	2,189,357	4,599

Charter Hall Retail REIT	360,464	1,470

Commonwealth Property Office Fund	2,605,181	3,015

Dexus Property Group	4,929,033	5,367

Federation Centres Ltd.	1,407,763	3,462

Goodman Group	1,895,756	9,455

GPT Group	1,741,661	6,745

Investa Office Fund	620,319	1,978

Mirvac Group	3,783,157	6,406

Stockland	2,437,577	9,291

Westfield Group	2,290,919	25,931

Westfield Retail Trust	3,142,769	9,900
		89,076

Austria – 0.5%

Atrium European Real Estate Ltd.	182,153	1,051

CA Immobilien Anlagen A.G. *	79,752	1,051

Conwert Immobilien Invest S.E.	65,965	720

Immofinanz A.G. *	1,034,670	3,922
		6,744

Belgium – 0.4%

Aedifica	9,767	622

Befimmo S.C.A. Sicafi	17,179	1,093

Cofinimmo	17,380	1,993

Intervest Offices & Warehouses	8,181	207

Leasinvest Real Estate S.C.A.	2,037	191

Warehouses De Pauw S.C.A.	11,050	701

Wereldhave Belgium N.V.	2,058	215
		5,022

Brazil – 1.8%

Aliansce Shopping Centers S.A.	87,879	1,034

BR Malls Participacoes S.A.	468,729	5,866

BR Properties S.A.	221,015	2,459

Brookfield Incorporacoes S.A.	295,979	365

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	311,352	2,672

Even Construtora e Incorporadora S.A.	211,875	1,014

Ez Tec Empreendimentos e Participacoes S.A.	53,640	717

Gafisa S.A. *	480,800	954

General Shopping Brasil S.A. *	21,504	134

Helbor Empreendimentos S.A.	99,248	654

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Brazil – 1.8% – continued

Iguatemi Empresa de Shopping Centers S.A.	58,448	$736

JHSF Participacoes S.A.	120,416	456

MRV Engenharia e Participacoes S.A.	333,203	1,388

Multiplan Empreendimentos Imobiliarios S.A.	79,394	2,281

PDG Realty S.A. Empreendimentos e Participacoes	1,457,782	2,272

Rodobens Negocios Imobiliarios S.A.	15,243	112

Rossi Residencial S.A.	326,031	492

Sonae Sierra Brasil S.A.	27,162	374

Tecnisa S.A.	98,008	403

Viver Incorporadora e Construtora S.A. *	289,144	112
		24,495

Canada – 3.8%

Allied Properties Real Estate Investment Trust	71,432	2,323

Artis Real Estate Investment Trust	125,417	1,988

Boardwalk Real Estate Investment Trust	44,165	2,717

Calloway Real Estate Investment Trust	112,763	3,250

Canadian Apartment Properties REIT	112,861	2,802

Canadian Real Estate Investment Trust	75,006	3,320

Chartwell Retirement Residences	189,957	2,072

Cominar Real Estate Investment Trust	136,951	3,111

Crombie Real Estate Investment Trust	60,581	883

Dundee International Real Estate Investment Trust	87,900	921

Dundee Real Estate Investment Trust	108,169	3,902

Extendicare, Inc.	94,778	756

First Capital Realty, Inc.	90,695	1,692

Granite Real Estate Investment Trust	52,100	1,993

H&R Real Estate Investment Trust	214,921	4,948

InnVest Real Estate Investment Trust	92,208	450

Killam Properties, Inc.	54,904	649

Morguard Real Estate Investment Trust	38,656	678

Northern Property Real Estate Investment Trust	35,851	1,117

NorthWest Healthcare Properties Real Estate Investment Trust	30,676	384

Primaris Retail Real Estate Investment Trust	106,268	2,848

RioCan Real Estate Investment Trust	328,340	8,985
		51,789

China – 1.7%

Agile Property Holdings Ltd.	1,365,979	1,633

Beijing Capital Land Ltd., Class H	1,138,000	420

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

China – 1.7% – continued

Beijing North Star Co. Ltd., Class H	767,662	$181

China Merchants Property Development Co. Ltd., Class B	156,508	484

China Vanke Co. Ltd., Class B	1,455,340	2,812

Country Garden Holdings Co. Ltd. *	4,054,233	2,035

Evergrande Real Estate Group Ltd.	5,532,000	2,238

Fantasia Holdings Group Co. Ltd.	2,151,000	325

Greentown China Holdings Ltd. *	836,000	1,578

Guangzhou R&F Properties Co. Ltd., Class H	1,075,402	1,815

Hui Xian Real Estate Investment Trust	2,264,384	1,487

Longfor Properties Co. Ltd.	1,211,000	2,010

Powerlong Real Estate Holdings Ltd.	1,505,000	351

Renhe Commercial Holdings Co. Ltd. *	11,478,000	690

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	571,444	759

Shui On Land Ltd.	2,489,833	1,072

Sino-Ocean Land Holdings Ltd.	3,438,386	2,077

SOHO China Ltd.	1,742,256	1,457
		23,424

Egypt – 0.0%

Six of October Development & Investment *	71,164	202

Finland – 0.2%

Citycon OYJ	248,924	712

Sponda OYJ	261,033	1,234

Technopolis OYJ	75,594	363
		2,309

France – 2.9%

Affine S.A.	7,469	136

ANF Immobilier	6,966	194

Fonciere Des Regions	35,110	2,750

Gecina S.A.	20,502	2,381

ICADE	25,533	2,235

Klepierre	108,622	4,270

Mercialys S.A.	45,196	926

Orco Property Group *	112,839	310

Societe de la Tour Eiffel	5,439	311

Societe Immobiliere de Location pour I’Industrie et le Commerce	8,853	945

Unibail-Rodamco S.E.	99,909	23,270

Unibail-Rodamco S.E. (Paris Exchange)	5,101	1,188
		38,916

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Germany – 1.0%

Alstria Office REIT – A.G.	73,873	$833

Deutsche Euroshop A.G.	49,887	2,019

Deutsche Wohnen A.G. (Bearer)	178,208	3,241

DIC Asset A.G.	25,015	250

GAGFAH S.A. *	87,496	1,075

GSW Immobilien A.G.	55,283	2,189

Hamborner REIT A.G.	49,604	458

IVG Immobilien A.G. *	154,898	130

LEG Immobilien A.G. *	29,468	1,579

Patrizia Immobilien A.G. *	31,294	291

Prime Office REIT – A.G.	46,030	189

TAG Immobilien A.G.	135,568	1,552
		13,806

Greece – 0.0%

Eurobank Properties Real Estate Investment Co.	16,797	125

Hong Kong – 9.9%

C C Land Holdings Ltd.	1,360,000	420

Champion REIT	2,790,846	1,450

China Overseas Land & Investment Ltd.	4,518,542	12,507

China Resources Land Ltd.	2,065,218	5,799

CSI Properties Ltd.	5,900,000	274

Franshion Properties China Ltd.	4,116,000	1,348

Hang Lung Properties Ltd.	2,469,452	9,236

Henderson Land Development Co. Ltd.	1,036,130	7,099

HKR International Ltd.	731,200	395

Hongkong Land Holdings Ltd.	1,297,618	9,626

Hopson Development Holdings Ltd. *	668,000	969

Hysan Development Co. Ltd.	695,045	3,517

K Wah International Holdings Ltd.	1,147,000	645

Kerry Properties Ltd.	713,099	3,169

Link REIT (The)	2,524,872	13,763

Mingfa Group International Co. Ltd.	1,062,000	355

Minmetals Land Ltd.	1,232,000	177

New World China Land Ltd.	2,855,899	1,222

New World Development Co. Ltd.	4,158,741	7,060

Poly Property Group Co. Ltd. *	2,024,000	1,285

Shenzhen Investment Ltd.	2,279,108	915

Shimao Property Holdings Ltd.	1,540,869	2,969

Sino Land Co. Ltd.	3,261,427	5,544

Sinolink Worldwide Holdings Ltd. *	2,186,000	183

Sun Hung Kai Properties Ltd.	1,703,619	22,995

Swire Properties Ltd.	1,296,200	4,615

Wharf Holdings Ltd.	1,674,317	14,943

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Hong Kong – 9.9% – continued

Yuexiu Property Co. Ltd.	5,171,400	$1,496
		133,976

India – 0.2%

Anant Raj Ltd.	105,351	122

DLF Ltd.	371,960	1,611

Parsvnath Developers Ltd. *	200,619	147

Prestige Estates Projects Ltd.	67,908	204

Sunteck Realty Ltd.	3,899	29

Unitech Ltd. *	1,487,261	647
		2,760

Indonesia – 0.9%

Agung Podomoro Land Tbk PT	8,106,696	426

Alam Sutera Realty Tbk PT	12,894,640	1,423

Bakrieland Development Tbk PT *	46,416,643	268

Bumi Serpong Damai PT	7,790,000	1,405

Ciputra Development Tbk PT	11,824,290	1,316

Ciputra Property Tbk PT	3,294,938	326

Ciputra Surya Tbk PT	853,000	247

Intiland Development Tbk PT	5,842,500	349

Kawasan Industri Jababeka Tbk PT *	16,884,000	522

Lippo Karawaci Tbk PT	20,932,531	2,951

Pakuwon Jati Tbk PT	12,848,640	509

Sentul City Tbk PT *	20,011,517	640

Summarecon Agung Tbk PT	6,027,500	1,536
		11,918

Israel – 0.1%

Azrieli Group	39,336	1,096

Italy – 0.0%

Beni Stabili S.p.A.	861,360	514

Immobiliare Grande Distribuzione	115,331	124
		638

Japan – 12.1%

Activia Properties, Inc.	205	2,006

Advance Residence Investment Corp.	1,345	3,685

Aeon Mall Co. Ltd.	90,497	2,742

Daiwahouse Residential Investment Corp.	303	1,461

Frontier Real Estate Investment Corp.	197	2,218

GLP J-Reit	1,695	1,790

Industrial & Infrastructure Fund Investment Corp.	153	1,694

Japan Excellent, Inc.	216	1,647

Japan Logistics Fund, Inc.	161	1,880

Japan Prime Realty Investment Corp.	867	3,440

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Japan – 12.1% – continued

Japan Real Estate Investment Corp.	654	$8,955

Japan Retail Fund Investment Corp.	2,303	5,681

Kenedix Realty Investment Corp.	319	1,559

Mitsubishi Estate Co. Ltd.	1,398,480	38,566

Mitsui Fudosan Co. Ltd.	935,562	26,228

Mori Hills REIT Investment Corp.	218	1,623

Mori Trust Sogo Reit, Inc.	199	2,156

Nippon Accommodations Fund, Inc.	241	1,961

Nippon Building Fund, Inc.	730	10,081

Nomura Real Estate Holdings, Inc.	101,600	2,249

Nomura Real Estate Office Fund, Inc.	322	2,415

NTT Urban Development Corp.	1,176	1,390

Orix JREIT, Inc.	1,584	2,230

Premier Investment Corp.	205	1,113

Sumitomo Realty & Development Co. Ltd.	526,425	20,104

Tokyo Tatemono Co. Ltd.	475,201	3,327

Tokyu Land Corp.	489,556	4,561

Tokyu REIT, Inc.	174	1,305

Top REIT, Inc.	161	949

United Urban Investment Corp.	2,336	3,787
		162,803

Malaysia – 0.5%

CapitaMalls Malaysia Trust	996,200	608

Eastern & Oriental Bhd.	835,900	426

Glomac Bhd.	325,500	104

IGB Corp. Bhd.	1,092,354	794

IGB Real Estate Investment Trust	808,400	368

IJM Land Bhd.	423,850	356

KLCC Property Holdings Bhd.	501,048	1,065

Mah Sing Group Bhd.	915,600	680

Pavilion Real Estate Investment Trust	942,500	484

SP Setia Bhd.	916,835	977

Tebrau Teguh Bhd. *	484,700	227

YTL Land & Development Bhd. *	219,300	63
		6,152

Mexico – 0.1%

Consorcio ARA S.A.B. de C.V. *	791,317	323

Corp. GEO S.A.B. de C.V., Series B *	549,034	331

Desarrolladora Homex S.A.B. de C.V. *	234,285	354

Urbi Desarrollos Urbanos S.A.B. de C.V. *	493,126	127
		1,135

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Netherlands – 0.6%

Corio N.V.	72,854	$3,401

Eurocommercial Properties N.V. – CVA	37,572	1,378

Nieuwe Steen Investments N.V.	58,780	386

Vastned Retail N.V.	21,458	891

Wereldhave N.V.	23,753	1,646
		7,702

New Zealand – 0.1%

Kiwi Income Property Trust	1,050,746	1,030

Norway – 0.1%

Norwegian Property ASA	587,428	923

Philippines – 0.9%

Ayala Land, Inc.	6,106,251	4,887

Filinvest Land, Inc.	10,114,989	489

Megaworld Corp.	12,894,101	1,226

Robinsons Land Corp.	1,761,275	1,100

SM Prime Holdings, Inc.	7,597,453	3,549

Vista Land & Lifescapes, Inc.	3,874,061	514
		11,765

Poland – 0.0%

Globe Trade Centre S.A. *	253,676	597

Russia – 0.0%

PIK Group *	284,770	552

Singapore – 4.1%

Ascendas India Trust	769,000	512

Ascendas Real Estate Investment Trust	2,033,753	4,270

CapitaCommercial Trust	2,128,014	2,723

CapitaLand Ltd.	2,809,915	8,017

CapitaMall Trust	2,872,715	4,848

CapitaMalls Asia Ltd.	1,510,000	2,502

CDL Hospitality Trusts	688,610	1,139

City Developments Ltd.	654,000	5,989

First Real Estate Investment Trust	738,000	744

Global Logistic Properties Ltd.	3,314,793	7,024

Keppel Land Ltd.	859,027	2,737

Mapletree Commercial Trust	1,394,000	1,513

Mapletree Greater China Commercial Trust *	1,971,000	1,653

Mapletree Industrial Trust	1,265,948	1,435

Mapletree Logistics Trust	1,564,374	1,534

Suntec Real Estate Investment Trust	2,257,291	3,278

UOL Group Ltd.	598,000	3,370

Wing Tai Holdings Ltd.	487,355	748

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Singapore – 4.1% – continued

Yanlord Land Group Ltd. *	721,000	$874
		54,910

South Africa – 1.3%

Acucap Properties Ltd.	173,738	943

Arrowhead Properties Ltd., Class A	236,578	199

Arrowhead Properties Ltd., Class B *	167,659	139

Capital Property Fund	1,448,395	1,746

Emira Property Fund	409,591	650

Fountainhead Property Trust	1,283,127	1,255

Growthpoint Properties Ltd.	1,817,347	5,308

Hyprop Investments Ltd.	161,593	1,285

Redefine Properties Ltd. *	2,846,694	3,062

Resilient Property Income Fund Ltd. *	246,680	1,462

SA Corporate Real Estate Fund Nominees Pty Ltd.	2,028,991	953

Vukile Property Fund Ltd.	467,224	963
		17,965

Sweden – 0.8%

Castellum AB	185,411	2,641

Fabege AB	140,976	1,442

Fastighets AB Balder, Class B *	98,992	698

Hufvudstaden AB, Class A	120,562	1,515

Klovern AB	89,514	388

Kungsleden AB	152,838	986

Wallenstam AB, Class B	111,181	1,447

Wihlborgs Fastigheter AB	72,000	1,186
		10,303

Switzerland – 0.9%

Allreal Holding A.G. (Registered) *	10,403	1,513

Mobimo Holding A.G. (Registered) *	6,790	1,523

PSP Swiss Property A.G. (Registered) *	44,311	4,038

Swiss Prime Site A.G. (Registered) *	60,487	4,898
		11,972

Taiwan – 0.0%

Hung Poo Real Estate Development Corp.	234,585	251

Thailand – 0.7%

Amata Corp. PCL (Registered)	141,686	119

Amata Corp. PCL NVDR	429,971	360

Asian Property Development PCL NVDR	584,304	185

Asian Property Development PCL (Registered)	401,278	127

Central Pattana PCL (Registered)	412,863	1,332

Central Pattana PCL NVDR	311,549	1,005

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Thailand – 0.7% – continued

Land and Houses PCL	483,804	$211

Land and Houses PCL (Registered)	1,610,380	720

Land and Houses PCL NVDR	1,248,600	546

LPN Development PCL (Registered)	8,475	7

LPN Development PCL NVDR	618,801	534

Property Perfect PCL (Registered)	2,765,102	164

Property Perfect PCL NVDR	2,684,895	159

Pruksa Real Estate PCL NVDR	738,500	757

Quality Houses PCL NVDR	3,955,400	602

Sansiri PCL NVDR	3,686,700	602

SC Asset Corp. PCL (Registered)	118,200	133

SC Asset Corp. PCL NVDR	134,878	152

Siam Future Development PCL NVDR	728,425	251

Supalai PCL (Registered)	224,356	161

Supalai PCL NVDR	429,800	301

Ticon Industrial Connection PCL NVDR	488,237	438
		8,866

Turkey – 0.1%

Akfen Gayrimenkul Yatirim Ortakligi A.S. *	43,280	40

Alarko Gayrimenkul Yatirim Ortakligi A.S.	4,257	52

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	717,411	1,158

Is Gayrimenkul Yatirim Ortakligi A.S.	257,377	213

Sinpas Gayrimenkul Yatirim Ortakligi A.S.	220,803	175

Torunlar Gayrimenkul Yatirim Ortakligi A.S.	153,574	323
		1,961

United Arab Emirates – 0.4%

Aldar Properties PJSC	1,825,148	677

Emaar Properties PJSC	3,306,349	4,694

RAK Properties PJSC	1,111,030	139
		5,510

United Kingdom – 3.8%

A & J Mucklow Group PLC	50,704	288

Big Yellow Group PLC	142,969	773

British Land Co. PLC	993,949	8,213

Capital & Counties Properties PLC	729,737	3,022

Capital Shopping Centres Group PLC	629,716	3,204

Daejan Holdings PLC	5,390	299

Derwent London PLC	102,258	3,349

Development Securities PLC	127,180	291

Grainger PLC	443,388	916

Great Portland Estates PLC	384,375	2,901

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

United Kingdom – 3.8% – continued

Hammerson PLC	785,986	$5,889

Hansteen Holdings PLC	725,113	952

Helical Bar PLC	109,204	393

Land Securities Group PLC	863,262	10,881

London Metric Property PLC	637,348	1,027

Primary Health Properties PLC	76,052	383

Quintain Estates & Development PLC *	482,697	493

Safestore Holdings PLC	194,032	350

Schroder Real Estate Investment Trust Ltd.	381,235	246

Segro PLC	828,422	3,203

Shaftesbury PLC	273,073	2,418

St. Modwen Properties PLC	180,674	710

Unite Group PLC	179,377	877

Workspace Group PLC	114,644	599
		51,677

United States – 40.6%

Acadia Realty Trust	55,844	1,551

Agree Realty Corp.	14,893	448

Alexander’s, Inc.	2,257	744

Alexandria Real Estate Equities, Inc.	70,529	5,006

American Assets Trust, Inc.	37,159	1,189

American Campus Communities, Inc.	115,722	5,247

Apartment Investment & Management Co., Class A	161,391	4,948

Ashford Hospitality Trust, Inc.	58,770	726

Associated Estates Realty Corp.	53,814	1,003

AvalonBay Communities, Inc.	126,501	16,024

BioMed Realty Trust, Inc.	185,231	4,001

Boston Properties, Inc.	165,661	16,742

Brandywine Realty Trust	159,584	2,370

BRE Properties, Inc.	84,971	4,136

Brookfield Office Properties, Inc.	277,368	4,762

Camden Property Trust	92,434	6,348

Campus Crest Communities, Inc.	67,006	931

CapLease, Inc.	83,469	532

CBL & Associates Properties, Inc.	178,590	4,215

Cedar Realty Trust, Inc.	78,254	478

Chesapeake Lodging Trust	53,031	1,217

Colonial Properties Trust	87,472	1,978

CommonWealth REIT	131,307	2,947

CommonWealth REIT – (Fractional Shares)	75,000	–

Corporate Office Properties Trust	82,567	2,203

Cousins Properties, Inc.	100,632	1,076

CubeSmart	143,707	2,271

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

United States – 40.6% – continued

DCT Industrial Trust, Inc.	298,801	$2,211

DDR Corp.	271,469	4,729

DiamondRock Hospitality Co.	217,625	2,026

Digital Realty Trust, Inc.	136,422	9,128

Douglas Emmett, Inc.	144,134	3,593

Duke Realty Corp.	356,908	6,060

DuPont Fabros Technology, Inc.	70,299	1,706

EastGroup Properties, Inc.	33,124	1,928

Education Realty Trust, Inc.	126,230	1,329

EPR Properties	50,802	2,644

Equity Lifestyle Properties, Inc.	41,747	3,206

Equity One, Inc.	64,655	1,550

Equity Residential	358,748	19,753

Essex Property Trust, Inc.	40,251	6,061

Excel Trust, Inc.	46,000	628

Extra Space Storage, Inc.	114,084	4,480

Federal Realty Investment Trust	71,403	7,714

FelCor Lodging Trust, Inc. *	139,204	828

First Industrial Realty Trust, Inc.	110,494	1,893

First Potomac Realty Trust	55,745	827

Forest City Enterprises, Inc., Class A *	147,703	2,625

Franklin Street Properties Corp.	79,920	1,168

General Growth Properties, Inc.	591,586	11,761

Getty Realty Corp.	26,389	533

Glimcher Realty Trust	154,581	1,793

Government Properties Income Trust	59,643	1,535

HCP, Inc.	500,253	24,943

Health Care REIT, Inc.	285,944	19,418

Healthcare Realty Trust, Inc.	95,082	2,699

Hersha Hospitality Trust	183,269	1,070

Highwoods Properties, Inc.	89,393	3,537

Home Properties, Inc.	56,815	3,603

Hospitality Properties Trust	155,230	4,260

Host Hotels & Resorts, Inc.	795,611	13,915

Hudson Pacific Properties, Inc.	47,550	1,034

Inland Real Estate Corp.	83,943	847

Investors Real Estate Trust	105,778	1,044

Kilroy Realty Corp.	82,722	4,335

Kimco Realty Corp.	448,876	10,055

Kite Realty Group Trust	79,418	535

LaSalle Hotel Properties	104,460	2,651

Lexington Realty Trust	236,241	2,788

Liberty Property Trust	129,849	5,162

LTC Properties, Inc.	34,059	1,387

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

United States – 40.6% – continued

Macerich (The) Co.	150,993	$9,721

Mack-Cali Realty Corp.	97,625	2,793

Medical Properties Trust, Inc.	163,360	2,620

Mid-America Apartment Communities, Inc.	46,874	3,237

National Health Investors, Inc.	26,897	1,760

National Retail Properties, Inc.	121,818	4,406

Omega Healthcare Investors, Inc.	124,521	3,780

Parkway Properties, Inc.	45,779	849

Pebblebrook Hotel Trust	66,227	1,708

Pennsylvania Real Estate Investment Trust	55,641	1,079

Piedmont Office Realty Trust, Inc., Class A	187,357	3,670

Post Properties, Inc.	60,030	2,827

Prologis, Inc.	507,860	20,304

PS Business Parks, Inc.	19,903	1,571

Public Storage	157,962	24,061

Ramco-Gershenson Properties Trust	63,979	1,075

Realty Income Corp.	197,649	8,963

Regency Centers Corp.	99,577	5,269

Retail Opportunity Investments Corp.	58,473	819

RLJ Lodging Trust	117,900	2,683

Rouse Properties, Inc.	24,227	439

Sabra Health Care REIT, Inc.	39,700	1,152

Saul Centers, Inc.	13,505	591

Senior Housing Properties Trust	208,392	5,591

Simon Property Group, Inc.	339,295	53,799

SL Green Realty Corp.	99,133	8,536

Sovran Self Storage, Inc.	33,270	2,146

Spirit Realty Capital, Inc.	38,400	730

STAG Industrial, Inc.	46,400	987

Strategic Hotels & Resorts, Inc. *	181,710	1,517

Sun Communities, Inc.	37,279	1,839

Sunstone Hotel Investors, Inc. *	176,922	2,178

Tanger Factory Outlet Centers	103,782	3,755

Taubman Centers, Inc.	68,363	5,309

TravelCenters of America LLC – (Fractional Shares) *	50,000	–

UDR, Inc.	277,073	6,702

Universal Health Realty Income Trust	13,418	774

Urstadt Biddle Properties, Inc., Class A	26,939	586

Ventas, Inc.	324,996	23,790

Vornado Realty Trust	185,317	15,500

Washington Real Estate Investment Trust	71,784	1,999

Weingarten Realty Investors	120,720	3,809

Winthrop Realty Trust	32,552	410

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

United States – 40.6% – continued

WP Carey, Inc.	64,730	$4,363
		547,782
Total Common Stocks (1)
(Cost $1,051,650)		1,310,152

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

YTL Land & Development Bhd., 3.00%, 10/31/21	$114	$16
Total Convertible Bonds (1)
(Cost $18)		16

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Netherlands – 0.0%

Vastned Offices, Exp. 4/1/13 *	13,213	$ –
Total Warrants
(Cost $ – )		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.7%

CPN Retail Growth Leasehold Property Fund	1,360,000	$910

F&C Commercial Property Trust Ltd.	556,296	876

IRP Property Investments Ltd.	100,008	98

Medicx Fund Ltd.	290,072	392

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (2)(3)	19,342,742	19,343

Picton Property Income Ltd.	318,684	194

Standard Life Investment Property Income Trust PLC	121,017	111

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1 .7% – continued

UK Commercial Property Trust Ltd.	423,603	$447
Total Investment Companies (1)
(Cost $22,435)		22,371

Total Investments – 98.8%
(Cost $1,074,103)		1,332,539

Other Assets less Liabilities – 1.2%		16,724
NET ASSETS – 100.0%		$1,349,263

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $8,343,000 with net purchases of approximately $11,000,000 during the fiscal year ended March 31, 2013.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Global Real Estate Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P Midcap 400 (U.S. Dollar)	134	$15,423	Long	6/13	$429
Euro Stoxx 50 (Euro)	86	2,816	Long	6/13	(73)
Hang Seng Index (Hong Kong Dollar)	40	5,750	Long	4/13	8
SPI 200 Index (Australian Dollar)	51	6,594	Long	6/13	(70)
TOPIX Index (Japanese Yen)	1	110	Long	6/13	(1)
Yen Denominated Nikkei 225 (Japanese Yen)	75	4,946	Long	6/13	276

Total					$569

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the Global Real Estate Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	42.2%
Japanese Yen	12.4
Honk Kong Dollar	11.1
Australian Dollar	6.8
Euro	5.7
All other currencies less than 5%	21.8

Total	100.0%

At March 31, 2013, the industry sectors (unaudited) for the Global Real Estate Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activity	15.4%
Diversified REITs	11.0
Office REITs	10.2
Real Estate Development	6.4
Real Estate Operating Companies	9.4
Residential REITs	7.9
Retail REITs	21.7
Specialized REITs	12.5
Other Industries less than 5%	5.5

Total	100.0%

At March 31, 2013, the Global Real Estate Index Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Egyptian Pound	484	United States Dollar	71	4/1/13	$– *
Australian Dollar	875	United States Dollar	900	6/19/13	(6)
Swedish Krona	2,646	United States Dollar	410	6/19/13	5
United States Dollar	500	Australian Dollar	485	6/19/13	2
United States Dollar	300	Australian Dollar	289	6/19/13	(1)
United States Dollar	300	British Pound	199	6/19/13	2
United States Dollar	107	British Pound	71	6/19/13	1
United States Dollar	760	Canadian Dollar	781	6/19/13	8
United States Dollar	300	Canadian Dollar	308	6/19/13	3
United States Dollar	300	Euro	232	6/19/13	(2)
United States Dollar	500	Euro	388	6/19/13	(3)
United States Dollar	410	Euro	316	6/19/13	(3)
United States Dollar	1,088	Hong Kong Dollar	8,438	6/19/13	(1)
United States Dollar	1,100	Japanese Yen	104,693	6/19/13	13
United States Dollar	460	Japanese Yen	44,289	6/19/13	11
United States Dollar	600	Japanese Yen	57,010	6/19/13	6
United States Dollar	200	Japanese Yen	19,187	6/19/13	4
United States Dollar	400	Japanese Yen	37,945	6/19/13	3
United States Dollar	610	Singapore Dollar	762	6/19/13	5
United States Dollar	300	Singapore Dollar	375	6/19/13	2
United States Dollar	210	Swiss Franc	200	6/19/13	1

Total					$50

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2013 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2013

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Real Estate Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$12,842	$ –	$–	$12,842
Financials	796,243	500,311	–	1,296,554
Health Care	756	–	–	756
Convertible Bonds
Financials	–	16	–	16
Investment Companies	20,253	2,118	–	22,371
Total Investments	$830,094	$502,445	$–	$1,332,539

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$713	$ –	$–	$713
Foreign Currency
Exchange Contracts	–	66	–	66
Liabilities
Futures Contracts	(144)	–	–	(144)
Foreign Currency
Exchange Contracts	–	(16)	–	(16)
Total Other Financial Instruments	$569	$50	$–	$619

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

Industry	Value (000s)	Reason
Common Stocks
Consumer Discretionary	$12,289	Valuations at unadjusted quoted market price
Financials	174,603	Valuations at unadjusted quoted market price
Total	$186,892

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7%

Australia – 4.7%

AGL Energy Ltd.	5,480	$91

Alumina Ltd. *	27,917	33

Amcor Ltd.	12,580	122

AMP Ltd.	29,369	160

Australia & New Zealand Banking Group Ltd.	27,422	818

Bendigo and Adelaide Bank Ltd.	4,337	47

Boral Ltd.	7,360	38

Brambles Ltd.	15,971	141

CFS Retail Property Trust Group	18,596	39

Coca-Cola Amatil Ltd.	5,720	87

Commonwealth Bank of Australia	16,208	1,152

Computershare Ltd.	4,257	45

Dexus Property Group	42,770	47

Fortescue Metals Group Ltd.	13,116	54

Goodman Group	16,234	81

GPT Group	13,439	52

Insurance Australia Group Ltd.	21,190	126

Lend Lease Group	5,456	58

Metcash Ltd.	8,148	35

Mirvac Group	34,532	58

National Australia Bank Ltd.	23,469	755

Newcrest Mining Ltd.	7,900	165

Orica Ltd.	3,671	94

Origin Energy Ltd.	10,611	147

OZ Minerals Ltd.	2,931	16

Santos Ltd.	9,906	129

Sonic Healthcare Ltd.	3,999	58

SP AusNet	14,728	18

Stockland	21,662	83

Sydney Airport	2,649	9

Toll Holdings Ltd.	7,517	47

Transurban Group	13,102	87

Westpac Banking Corp.	31,016	998

Woolworths Ltd.	12,472	440
		6,330

Austria – 0.1%

OMV A.G.	1,482	63

Telekom Austria A.G.	2,147	14

Verbund A.G.	553	12
		89

Belgium – 0.2%

Colruyt S.A.	727	35

Delhaize Group S.A.	956	52

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Belgium – 0.2% – continued

KBC Groep N.V.	2,368	$82

Solvay S.A., Class A	597	81

Umicore S.A.	1,262	59
		309

Canada – 4.9%

Agnico-Eagle Mines Ltd.	1,729	71

Agrium, Inc.	1,490	145

ARC Resources Ltd.	3,054	81

Bank of Nova Scotia	11,918	694

BCE, Inc.	2,549	119

Canadian National Railway Co.	4,348	437

Canadian Tire Corp. Ltd., Class A	729	53

Canadian Utilities Ltd., Class A	596	47

Cenovus Energy, Inc.	7,732	239

CGI Group, Inc., Class A *	2,000	54

Crescent Point Energy Corp.	3,766	142

Empire Co. Ltd., Class A	300	20

Enbridge, Inc.	7,602	354

Enerplus Corp.	1,791	26

Franco-Nevada Corp.	1,495	68

Gildan Activewear, Inc.	1,213	48

Kinross Gold Corp.	11,343	90

Loblaw Cos. Ltd.	1,072	45

Metro, Inc.	974	61

Open Text Corp. *	700	41

Osisko Mining Corp. *	4,317	26

Pacific Rubiales Energy Corp.	3,114	66

Penn West Petroleum Ltd.	4,651	50

Potash Corp. of Saskatchewan, Inc.	8,795	345

Rogers Communications, Inc., Class B	3,805	194

Royal Bank of Canada	14,507	874

Saputo, Inc.	1,314	67

Silver Wheaton Corp.	3,500	110

Suncor Energy, Inc.	15,347	460

Talisman Energy, Inc.	10,377	127

Teck Resources Ltd., Class B	5,644	159

Tim Hortons, Inc.	1,600	87

Toronto-Dominion Bank (The)	9,245	770

TransAlta Corp.	2,643	39

Valeant Pharmaceuticals International, Inc. *	2,800	210

Yamana Gold, Inc.	7,608	117
		6,536

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Denmark – 0.7%

Danske Bank A/S *	6,793	$122

Novo Nordisk A/S, Class B	4,098	669

Novozymes A/S, Class B	2,346	79

Tryg A/S	208	17
		887

Finland – 0.2%

Kesko OYJ, Class B	585	18

Metso OYJ	1,212	52

Neste Oil OYJ	1,226	17

Nokia OYJ	36,382	119

Stora Enso OYJ (Registered)	5,009	33

UPM-Kymmene OYJ	5,896	66
		305

France – 2.5%

Accor S.A.	1,514	53

Air Liquide S.A.	3,120	379

Bouygues S.A.	1,751	48

Bureau Veritas S.A.	581	72

Carrefour S.A.	6,164	169

Casino Guichard Perrachon S.A.	556	59

Christian Dior S.A.	554	92

Cie de St-Gobain	3,926	146

Cie Generale de Geophysique - Veritas *	1,480	33

CNP Assurances	1,721	24

Danone S.A.	5,745	400

France Telecom S.A.	19,010	193

Gecina S.A.	210	24

Imerys S.A.	274	18

JCDecaux S.A.	637	18

Lagardere S.C.A.	1,349	50

L’Oreal S.A.	2,460	390

Peugeot S.A.*	2,191	16

Renault S.A.	1,932	121

Schneider Electric S.A.	5,339	391

Societe BIC S.A.	277	32

Suez Environnement Co.	2,686	34

Technip S.A.	975	100

Unibail-Rodamco S.E.	971	226

Veolia Environnement S.A.	3,159	40

Vinci S.A.	4,552	205
		3,333

Germany – 2.8%

Adidas A.G.	2,064	214

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Germany – 2.8% – continued

BASF S.E.	9,275	$813

Bayerische Motoren Werke A.G.	3,315	286

Beiersdorf A.G.	969	90

Deutsche Boerse A.G.	1,973	119

Deutsche Lufthansa A.G. (Registered)	2,304	45

Deutsche Post A.G. (Registered)	8,989	207

Fraport A.G. Frankfurt Airport Services Worldwide	323	18

GEA Group A.G.	1,944	64

HeidelbergCement A.G.	1,410	101

Henkel A.G. & Co. KGaA	1,273	101

Hochtief A.G. *	338	22

K+S A.G. (Registered)	1,742	81

Linde A.G.	1,883	350

Merck KGaA	622	94

Metro A.G.	1,195	34

Muenchener Rueckversicherungs A.G. (Registered)	1,781	333

Salzgitter A.G.	322	13

SAP A.G.	9,265	743

Suedzucker A.G.	801	34
		3,762

Greece – 0.0%

Coca Cola Hellenic Bottling Co. S.A.	1,892	51

Hong Kong – 0.4%

Cathay Pacific Airways Ltd.	10,000	17

CLP Holdings Ltd.	18,099	159

Hang Seng Bank Ltd.	7,478	120

Hong Kong & China Gas Co. Ltd.	54,316	159

Li & Fung Ltd.	56,000	77

MTR Corp. Ltd.	14,791	59
		591

Ireland – 0.5%

CRH PLC	7,436	164

Eaton Corp. PLC	4,689	287

Experian PLC	9,976	174

Kerry Group PLC, Class A	1,432	85
		710

Israel – 0.0%

Delek Group Ltd.	44	12

Italy – 1.3%

Assicurazioni Generali S.p.A.	11,514	180

Atlantia S.p.A.	3,469	55

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Italy – 1.3% – continued

Enel Green Power S.p.A.	16,590	$31

Eni S.p.A.	25,771	579

Fiat Industrial S.p.A.	8,173	92

Intesa Sanpaolo S.p.A.	100,309	148

Intesa Sanpaolo S.p.A. (RSP)	6,396	8

Pirelli & C. S.p.A.	2,308	24

Saipem S.p.A.	2,664	82

Snam S.p.A.	16,676	76

Telecom Italia S.p.A.	96,671	69

Tenaris S.A.	4,743	97

Terna Rete Elettrica Nazionale S.p.A.	13,851	57

UniCredit S.p.A. *	42,218	182
		1,680

Japan – 10.0%

Aeon Co. Ltd.	6,300	81

Aeon Credit Service Co. Ltd.	690	20

Aeon Mall Co. Ltd.	600	18

Air Water, Inc.	2,000	29

Aisin Seiki Co. Ltd.	1,800	66

Ajinomoto Co., Inc.	7,000	105

All Nippon Airways Co. Ltd.	13,000	27

Amada Co. Ltd.	3,000	20

Asahi Glass Co. Ltd.	11,000	75

Asahi Kasei Corp.	12,000	80

Asics Corp.	1,500	25

Astellas Pharma, Inc.	4,600	247

Benesse Holdings, Inc.	600	26

Brother Industries Ltd.	2,100	22

Canon, Inc.	11,600	419

Casio Computer Co. Ltd.	1,800	14

Central Japan Railway Co.	1,400	148

Chiyoda Corp.	2,000	22

Chugai Pharmaceutical Co. Ltd.	2,110	48

Chugoku Electric Power (The) Co., Inc.	2,600	35

Cosmo Oil Co. Ltd. *	5,000	11

Dai Nippon Printing Co. Ltd.	7,000	66

Daicel Corp.	3,000	24

Daido Steel Co. Ltd.	3,000	16

Daikin Industries Ltd.	2,300	90

Dainippon Sumitomo Pharma Co. Ltd.	1,535	29

Daiwa House Industry Co. Ltd.	5,000	97

Denki Kagaku Kogyo K.K.	4,000	14

Denso Corp.	5,100	216

East Japan Railway Co.	3,500	287

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 10.0% – continued

Eisai Co. Ltd.	2,505	$112

FamilyMart Co. Ltd.	600	28

Fast Retailing Co. Ltd.	500	163

Fuji Heavy Industries Ltd.	5,608	87

FUJIFILM Holdings Corp.	4,800	94

Fujitsu Ltd.	19,000	78

Furukawa Electric Co. Ltd.	5,000	11

GS Yuasa Corp.	3,000	12

Hino Motors Ltd.	3,000	32

Hitachi Chemical Co. Ltd.	1,017	15

Hitachi Construction Machinery Co. Ltd.	1,000	22

Hitachi High-Technologies Corp.	543	11

Hitachi Metals Ltd.	2,000	19

Honda Motor Co. Ltd.	16,300	616

Ibiden Co. Ltd.	1,200	19

Idemitsu Kosan Co. Ltd.	200	17

Inpex Corp.	23	122

Isetan Mitsukoshi Holdings Ltd.	3,700	53

Japan Steel Works (The) Ltd.	3,000	16

JSR Corp.	1,600	32

JTEKT Corp.	2,200	21

Jupiter Telecommunications Co. Ltd.	17	22

Kaneka Corp.	2,000	12

Kansai Paint Co. Ltd.	2,000	22

Kao Corp.	5,200	170

KDDI Corp.	5,600	230

Keikyu Corp.	6,000	63

Keio Corp.	5,000	43

Kikkoman Corp.	2,000	35

Kobe Steel Ltd. *	24,551	28

Komatsu Ltd.	9,700	232

Konica Minolta Holdings, Inc.	4,500	33

Kubota Corp.	11,000	156

Kuraray Co. Ltd.	3,300	49

Kurita Water Industries Ltd.	900	20

Kyocera Corp.	1,500	140

Kyowa Hakko Kirin Co. Ltd.	3,000	34

Lawson, Inc.	600	46

LIXIL Group Corp.	2,600	51

Makita Corp.	1,300	59

Marubeni Corp.	16,123	120

Marui Group Co. Ltd.	1,700	18

McDonald’s Holdings Co. Japan Ltd.	500	14

Mitsubishi Chemical Holdings Corp.	14,000	65

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 10.0% – continued

Mitsubishi Electric Corp.	19,000	$153

Mitsubishi Gas Chemical Co., Inc.	4,000	26

Mitsubishi Motors Corp. *	42,910	45

Mitsubishi UFJ Financial Group, Inc.	127,200	754

Mitsubishi UFJ Lease & Finance Co. Ltd.	4,830	26

Mitsui Chemicals, Inc.	8,000	17

Mitsui Fudosan Co. Ltd.	9,000	252

Mitsui O.S.K. Lines Ltd. *	10,000	33

Mizuho Financial Group, Inc.	228,073	482

Murata Manufacturing Co. Ltd.	2,015	150

Nabtesco Corp.	900	19

NGK Insulators Ltd.	3,000	32

NGK Spark Plug Co. Ltd.	2,000	31

Nidec Corp.	1,200	72

Nikon Corp.	3,500	83

Nippon Meat Packers, Inc.	2,000	33

Nippon Steel & Sumitomo Metal Corp.	74,520	186

Nippon Yusen K.K.	19,000	49

Nissan Motor Co. Ltd.	25,100	241

Nisshin Seifun Group, Inc.	2,500	34

Nissin Foods Holdings Co. Ltd.	500	23

Nitto Denko Corp.	1,600	95

Nomura Research Institute Ltd.	866	22

NSK Ltd.	4,000	30

NTT Data Corp.	12	40

NTT DOCOMO, Inc.	155	234

Odakyu Electric Railway Co. Ltd.	6,000	75

Omron Corp.	2,400	59

Osaka Gas Co. Ltd.	20,000	88

Panasonic Corp.	22,000	153

Resona Holdings, Inc.	18,100	94

Ricoh Co. Ltd.	6,000	64

Rohm Co. Ltd.	900	33

Santen Pharmaceutical Co. Ltd.	700	33

Secom Co. Ltd.	2,100	108

Sekisui Chemical Co. Ltd.	4,000	44

Sekisui House Ltd.	6,000	82

Seven & I Holdings Co. Ltd.	7,600	251

Sharp Corp. *	9,000	26

Shikoku Electric Power Co., Inc. *	1,800	26

Shimizu Corp.	6,000	20

Shin-Etsu Chemical Co. Ltd.	4,300	285

Shizuoka Bank (The) Ltd.	5,000	56

Showa Shell Sekiyu K.K.	1,900	14

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 10.0% – continued

Softbank Corp.	9,600	$443

Sony Corp.	9,800	171

Stanley Electric Co. Ltd.	1,333	23

Sumitomo Chemical Co. Ltd.	14,000	44

Sumitomo Electric Industries Ltd.	7,700	95

Sumitomo Heavy Industries Ltd.	5,000	20

Sumitomo Metal Mining Co. Ltd.	5,000	71

Sumitomo Mitsui Financial Group, Inc.	13,400	537

Sumitomo Rubber Industries Ltd.	1,400	24

Suruga Bank Ltd.	2,170	35

Suzuken Co. Ltd.	653	24

Suzuki Motor Corp.	3,471	78

Sysmex Corp.	671	41

T&D Holdings, Inc.	5,900	71

Taiyo Nippon Sanso Corp.	2,000	14

Takashimaya Co. Ltd.	3,000	30

Takeda Pharmaceutical Co. Ltd.	8,200	438

TDK Corp.	1,100	38

Teijin Ltd.	9,000	21

Tobu Railway Co. Ltd.	11,000	63

Toho Co. Ltd.	1,100	23

Toho Gas Co. Ltd.	4,000	26

Tokyo Gas Co. Ltd.	24,000	131

Tokyu Corp.	12,000	90

Toppan Printing Co. Ltd.	5,000	36

Toray Industries, Inc.	15,000	101

TOTO Ltd.	3,000	27

Toyo Seikan Kaisha Ltd.	1,300	18

Toyoda Gosei Co. Ltd.	500	12

Toyota Boshoku Corp.	500	7

Toyota Industries Corp.	1,500	55

Toyota Tsusho Corp.	2,500	65

Tsumura & Co.	500	18

Ube Industries Ltd.	10,000	20

Ushio, Inc.	800	8

Yakult Honsha Co. Ltd.	900	36

Yamada Denki Co. Ltd.	756	34

Yamaha Corp.	1,500	15

Yamaha Motor Co. Ltd.	2,700	37

Yamato Holdings Co. Ltd.	3,600	67

Yamazaki Baking Co. Ltd.	859	12

Yokogawa Electric Corp.	1,700	17
		13,428

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Netherlands – 1.6%

Akzo Nobel N.V.	2,431	$155

ASML Holding N.V.	3,180	214

Core Laboratories N.V.	500	69

DE Master Blenders 1753 N.V. *	5,747	89

Delta Lloyd N.V.	1,520	26

FugroN.V. - CVA	590	33

Koninklijke Ahold N.V.	10,421	160

Koninklijke DSM N.V.	1,570	91

Koninklijke Philips Electronics N.V.	9,729	289

Koninklijke Vopak N.V.	741	45

LyondellBasell Industries N.V., Class A	3,245	205

Randstad Holding N.V.	1,148	47

Unilever N.V. - CVA	16,370	671

Wolters Kluwer N.V.	3,205	70
		2,164

New Zealand – 0.1%

Auckland International Airport Ltd.	8,445	21

Contact Energy Ltd.	3,201	15

Fletcher Building Ltd.	6,855	49
		85

Norway – 0.4%

Aker Solutions ASA	1,622	30

DNB ASA	9,948	147

Norsk Hydro ASA	10,291	45

Orkla ASA	7,150	57

Statoil ASA	11,211	274
		553

Portugal – 0.1%

Energias de Portugal S.A.	18,433	57

Galp Energia SGPS S.A.	2,757	43

Jeronimo Martins SGPS S.A.	2,054	40

Portugal Telecom SGPS S.A. (Registered)	6,139	31
		171

Singapore – 0.2%

CapitaMall Trust	26,000	44

Flextronics International Ltd. *	6,253	42

SembCorp Industries Ltd.	9,000	38

Singapore Airlines Ltd.	5,000	44

Singapore Press Holdings Ltd.	15,000	54
		222

Spain – 1.8%

Abertis Infraestructuras S.A.	3,412	58

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Spain – 1.8% – continued

Acciona S.A.	196	$11

ACS Actividades de Construccion y

Servicios S.A.	1,524	36

Banco Bilbao Vizcaya Argentaria S.A.	55,341	483

Banco de Sabadell S.A. *	27,435	50

Banco Santander S.A.	106,807	723

Distribuidora Internacional de Alimentacion S.A.	6,015	42

Enagas S.A.	1,958	46

Ferrovial S.A.	4,029	64

Gas Natural SDG S.A.	3,398	60

Grifols S.A. *	1,282	48

Grifols S.A., Class B *	180	5

Iberdrola S.A.	48,546	226

Inditex S.A.	2,157	287

International Consolidated Airlines Group S.A. *	8,898	34

Red Electrica Corp. S.A.	1,018	51

Repsol S.A.	8,622	175

Zardoya Otis S.A.	1,235	17
		2,416

Sweden – 1.9%

Alfa Laval AB	3,248	75

Assa Abloy AB, Class B	3,362	138

Atlas Copco AB, Class A	6,675	190

Atlas Copco AB, Class B	4,029	102

Autoliv, Inc.	913	63

Boliden AB	2,549	41

Electrolux AB, Series B	2,420	62

Hennes & Mauritz AB, Class B	9,569	343

Investment AB Kinnevik, Class B	2,034	49

Nordea Bank AB	26,626	302

Sandvik AB	10,296	159

Scania AB, Class B	3,069	64

Skandinaviska Enskilda Banken AB, Class A	14,378	145

Skanska AB, Class B	4,106	74

SKF AB, Class B	4,098	100

Svenska Cellulosa AB, Class B	5,750	149

Swedbank AB, Class A	7,953	181

TeliaSonera AB	21,511	154

Volvo AB, Class B	15,328	223
		2,614

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Switzerland – 3.9%

Adecco S.A. (Registered) *	1,268	$69

Aryzta A.G. *	824	49

Cie Financiere Richemont S.A., Class A (Bearer)	5,284	415

Geberit A.G. (Registered)	368	91

Givaudan S.A. (Registered) *	80	98

Lindt & Spruengli A.G. (Registered) *	1	45

Lindt & Spruengli A.G. (Participation Certificate) *	8	31

Noble Corp.	2,600	99

Novartis A.G. (Registered)	23,124	1,647

Pentair Ltd. (Registered)	2,179	115

Roche Holding A.G. (Genusschein)	7,083	1,654

Sika A.G. (Bearer)	20	49

STMicroelectronics N.V.	6,046	46

Sulzer A.G. (Registered)	275	47

Swiss Re A.G.	3,516	286

Syngenta A.G. (Registered)	947	396

Wolseley PLC	2,825	141
		5,278

United Kingdom – 9.2%

Aggreko PLC	2,704	73

AMEC PLC	3,213	52

Antofagasta PLC	4,103	61

Associated British Foods PLC	3,557	103

Balfour Beatty PLC	5,989	21

BG Group PLC	34,231	588

British Land Co. PLC	8,392	69

British Sky Broadcasting Group PLC	10,753	144

BT Group PLC	79,719	336

Bunzl PLC	3,429	68

Burberry Group PLC	4,232	85

Capita PLC	6,775	93

Centrica PLC	51,442	288

Compass Group PLC	18,136	232

Fresnillo PLC	1,705	35

GlaxoSmithKline PLC	49,396	1,156

HSBC Holdings PLC	185,126	1,971

Intertek Group PLC	1,546	80

Intu Properties PLC	5,397	27

Invensys PLC	7,871	42

J. Sainsbury PLC	11,868	68

Johnson Matthey PLC	1,979	69

Kingfisher PLC	23,517	103

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United Kingdom – 9.2% – continued

Land Securities Group PLC	7,806	$98

Marks & Spencer Group PLC	15,814	94

National Grid PLC	36,862	429

Next PLC	1,596	106

Old Mutual PLC	49,974	155

Pearson PLC	8,083	146

Prudential PLC	25,862	421

Reckitt Benckiser Group PLC	6,542	469

Rexam PLC	7,706	62

RSA Insurance Group PLC	35,991	64

Segro PLC	7,168	28

Smiths Group PLC	4,284	82

SSE PLC	9,697	219

Standard Chartered PLC	24,301	629

Standard Life PLC	24,161	135

Subsea 7 S.A.	2,736	64

Tate & Lyle PLC	4,537	59

TESCO PLC	81,327	473

Tullow Oil PLC	8,904	167

Unilever PLC	12,981	551

United Utilities Group PLC	6,600	71

Vodafone Group PLC	494,895	1,405

Whitbread PLC	1,733	68

WM Morrison Supermarkets PLC	22,383	94

WPP PLC	12,936	207

Xstrata PLC	20,914	341
		12,401

United States – 49.2%

3M Co.	6,616	703

Abbott Laboratories	15,900	562

Accenture PLC, Class A	6,400	486

ACE Ltd.	3,484	310

Adobe Systems, Inc. *	4,989	217

Advance Auto Parts, Inc.	700	58

Aetna, Inc.	3,363	172

Aflac, Inc.	4,745	247

Agilent Technologies, Inc.	3,560	149

Air Products & Chemicals, Inc.	2,222	194

Alcoa, Inc.	11,300	96

Allegheny Technologies, Inc.	900	29

American Express Co.	10,116	682

American Tower Corp.	4,000	308

American Water Works Co., Inc.	1,800	75

Ameriprise Financial, Inc.	2,100	155

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United States – 49.2% – continued

AMETEK, Inc.	2,350	$102

Analog Devices, Inc.	2,905	135

Annaly Capital Management, Inc.	9,600	153

Apache Corp.	3,899	301

Applied Materials, Inc.	12,691	171

Arch Capital Group Ltd. *	1,400	74

Assurant, Inc.	700	32

Autodesk, Inc. *	2,200	91

AutoZone, Inc. *	313	124

Avery Dennison Corp.	1,000	43

Avon Products, Inc.	4,400	91

Axis Capital Holdings Ltd.	1,100	46

Ball Corp.	1,440	69

Bank of New York Mellon (The) Corp.	11,838	331

Baxter International, Inc.	5,531	402

BB&T Corp.	6,940	218

Becton, Dickinson and Co.	2,013	192

Bed Bath & Beyond, Inc. *	2,250	145

Berkshire Hathaway, Inc., Class B *	9,897	1,031

Best Buy Co., Inc.	2,725	60

Biogen Idec, Inc. *	2,230	430

BlackRock, Inc.	1,400	360

BorgWarner, Inc. *	1,260	97

Boston Properties, Inc.	1,470	149

Bristol-Myers Squibb Co.	16,583	683

Bunge Ltd.	1,500	111

C.H. Robinson Worldwide, Inc.	1,670	99

CA, Inc.	3,500	88

Cablevision Systems Corp., Class A (Registered)	1,991	30

Calpine Corp. *	2,969	61

Cameron International Corp. *	2,500	163

Campbell Soup Co.	1,900	86

Capital One Financial Corp.	5,800	319

CarMax, Inc. *	2,200	92

CBRE Group, Inc., Class A *	3,123	79

Celanese Corp., Series A	1,600	70

CenterPoint Energy, Inc.	4,280	103

CenturyLink, Inc.	6,296	221

Charles Schwab (The) Corp.	10,713	190

Chipotle Mexican Grill, Inc. *	294	96

Chubb (The) Corp.	2,632	230

Cigna Corp.	2,869	179

Cimarex Energy Co.	800	60

Cincinnati Financial Corp.	1,600	76

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United States – 49.2% – continued

Cisco Systems, Inc.	53,456	$1,118

Citrix Systems, Inc. *	1,900	137

Cliffs Natural Resources, Inc.	1,600	30

Clorox (The) Co.	1,200	106

CME Group, Inc.	3,205	197

Coca-Cola Enterprises, Inc.	2,900	107

Cognizant Technology Solutions Corp., Class A *	3,030	232

Colgate-Palmolive Co.	4,764	562

Comerica, Inc.	2,000	72

ConAgra Foods, Inc.	4,100	147

Concho Resources, Inc. *	973	95

Consolidated Edison, Inc.	2,923	178

Continental Resources, Inc. *	457	40

Corning, Inc.	14,600	195

Crown Castle International Corp. *	2,957	206

CSX Corp.	10,280	253

Cummins, Inc.	1,859	215

Danaher Corp.	5,864	364

Darden Restaurants, Inc.	1,330	69

Deere & Co.	3,754	323

Dell, Inc.	14,639	210

Denbury Resources, Inc. *	4,100	76

DENTSPLY International, Inc.	1,500	64

Devon Energy Corp.	3,905	220

Discover Financial Services	4,990	224

Discovery Communications, Inc., Class A *	1,400	110

Discovery Communications, Inc., Class C *	1,000	70

Dover Corp.	1,759	128

Dr. Pepper Snapple Group, Inc.	1,989	93

Duke Realty Corp.	3,500	59

Dun & Bradstreet (The) Corp.	423	35

Eastman Chemical Co.	1,500	105

Eaton Vance Corp.	1,300	54

Ecolab, Inc.	2,972	238

Edwards Lifesciences Corp. *	1,200	99

EMC Corp. *	21,400	511

Emerson Electric Co.	7,255	405

Energen Corp.	800	42

Energizer Holdings, Inc.	600	60

EOG Resources, Inc.	2,689	344

EQT Corp.	1,505	102

Equifax, Inc.	1,300	75

Estee Lauder (The) Cos., Inc., Class A	2,400	154

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United States – 49.2% – continued

Expeditors International of Washington, Inc.	2,090	$75

Fastenal Co.	2,728	140

Federal Realty Investment Trust	600	65

FMC Technologies, Inc. *	2,400	131

Ford Motor Co.	36,000	473

Franklin Resources, Inc.	1,508	227

Frontier Communications Corp.	9,100	36

GameStop Corp., Class A	1,300	36

Gap (The), Inc.	3,175	112

General Mills, Inc.	6,460	319

Genuine Parts Co.	1,520	119

Gilead Sciences, Inc. *	15,224	745

Google, Inc., Class A *	2,676	2,125

Green Mountain Coffee Roasters, Inc. *	1,221	69

H.J. Heinz Co.	3,200	231

Harley-Davidson, Inc.	2,355	126

Hasbro, Inc.	1,100	48

HCP, Inc.	4,600	229

Health Care REIT, Inc.	2,600	177

Henry Schein, Inc. *	833	77

Herbalife Ltd.	1,000	37

Hess Corp.	3,046	218

Hewlett-Packard Co.	19,783	472

Hormel Foods Corp.	1,400	58

Host Hotels & Resorts, Inc.	7,029	123

Hudson City Bancorp, Inc.	4,565	39

Humana, Inc.	1,547	107

IHS, Inc., Class A *	525	55

Illinois Tool Works, Inc.	4,121	251

Ingersoll-Rand PLC	3,080	169

Integrys Energy Group, Inc.	700	41

Intel Corp.	50,095	1,095

IntercontinentalExchange, Inc. *	780	127

International Business Machines Corp.	10,761	2,295

International Flavors & Fragrances, Inc.	900	69

International Paper Co.	4,122	192

Intuit, Inc.	2,800	184

Invesco Ltd.	4,800	139

Iron Mountain, Inc.	1,406	51

J.B. Hunt Transport Services, Inc.	900	67

J.C. Penney Co., Inc.	1,512	23

J.M. Smucker (The) Co.	1,100	109

Johnson & Johnson	27,701	2,258

Johnson Controls, Inc.	7,021	246

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United States – 49.2% – continued

Joy Global, Inc.	1,134	$67

Kellogg Co.	2,500	161

KeyCorp	9,819	98

Kimberly-Clark Corp.	3,935	386

Kinder Morgan Management LLC *	1,122	99

Kinder Morgan Management LLC - (Fractional Shares) *	402,434	–

Kohl’s Corp.	2,200	101

Kroger (The) Co.	5,100	169

Lam Research Corp. *	1,700	70

Legg Mason, Inc.	1,200	39

Level 3 Communications, Inc. *	1,400	28

Liberty Global, Inc., Class A *	1,400	103

Liberty Global, Inc., Class C *	1,200	82

Liberty Interactive Corp., Class A *	5,000	107

Liberty Media Corp. *	1,100	123

Liberty Property Trust	1,100	44

Life Technologies Corp. *	1,700	110

LKQ Corp. *	2,800	61

Lowe’s Cos., Inc.	11,300	428

M&T Bank Corp.	1,141	118

Macerich (The) Co.	1,400	90

Macy’s, Inc.	4,000	167

Manpower, Inc.	800	45

Marathon Oil Corp.	7,200	243

Marathon Petroleum Corp.	3,400	305

Marriott International, Inc., Class A	2,416	102

Marriott International, Inc., Class A – (Fractional Shares) *	40,652	–

Marsh & McLennan Cos., Inc.	5,400	205

Masco Corp.	3,640	74

Mattel, Inc.	3,348	147

McCormick & Co., Inc. (Non Voting)	1,200	88

McDonald’s Corp.	10,102	1,007

MDU Resources Group, Inc.	2,000	50

Mead Johnson Nutrition Co.	2,034	158

MeadWestvaco Corp.	1,838	67

Medtronic, Inc.	10,175	478

Merck & Co., Inc.	30,500	1,349

Microchip Technology, Inc.	2,000	74

Mohawk Industries, Inc. *	565	64

Mondelez International, Inc., Class A	17,063	522

Motorola Solutions, Inc.	2,508	161

NASDAQ OMX Group (The), Inc.	1,100	36

National Oilwell Varco, Inc.	4,212	298

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United States – 49.2% – continued

Netflix, Inc. *	500	$95

New York Community Bancorp, Inc.	4,700	67

Newell Rubbermaid, Inc.	2,815	73

Newfield Exploration Co. *	1,300	29

NextEra Energy, Inc.	3,982	309

NIKE, Inc., Class B	7,160	423

NiSource, Inc.	2,900	85

Noble Energy, Inc.	1,800	208

Nordstrom, Inc.	1,657	92

Norfolk Southern Corp.	3,207	247

Northeast Utilities	3,011	131

Northern Trust Corp. (1)(2)	2,000	109

Nuance Communications, Inc. *	2,600	52

Nucor Corp.	3,374	156

NVIDIA Corp.	5,954	76

NYSE Euronext	2,442	94

Oceaneering International, Inc.	1,000	66

ONEOK, Inc.	2,000	95

Oracle Corp.	38,700	1,252

O’Reilly Automotive, Inc. *	1,200	123

Owens-Illinois, Inc. *	1,579	42

PACCAR, Inc.	3,375	171

Pall Corp.	1,100	75

Parker Hannifin Corp.	1,490	136

PartnerRe Ltd.	600	56

Patterson Cos., Inc.	881	34

People’s United Financial, Inc.	3,347	45

Pepco Holdings, Inc.	2,500	54

PepsiCo, Inc.	15,528	1,228

PetSmart, Inc.	1,000	62

PG&E Corp.	4,435	197

Phillips 66	6,000	420

Pinnacle West Capital Corp.	1,000	58

Pioneer Natural Resources Co.	1,400	174

Pitney Bowes, Inc.	1,950	29

Plains Exploration & Production Co. *	1,200	57

PNC Financial Services Group, Inc.	5,329	354

Praxair, Inc.	2,944	328

Precision Castparts Corp.	1,500	284

Principal Financial Group, Inc.	3,102	106

Procter & Gamble (The) Co.	27,468	2,117

Progressive (The) Corp.	5,871	148

Prologis, Inc.	4,595	184

Prudential Financial, Inc.	4,672	276

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United States – 49.2% – continued

QEP Resources, Inc.	1,649	$53

QUALCOMM, Inc.	17,100	1,145

Quanta Services, Inc. *	2,100	60

Range Resources Corp.	1,600	130

Regency Centers Corp.	800	42

Regions Financial Corp.	13,683	112

RenaissanceRe Holdings Ltd.	518	48

ResMed, Inc.	1,400	65

Robert Half International, Inc.	1,400	53

Rock-Tenn Co., Class A	654	61

Rockwell Automation, Inc.	1,367	118

Rockwell Collins, Inc.	1,432	90

Roper Industries, Inc.	989	126

Ross Stores, Inc.	2,302	140

Royal Caribbean Cruises Ltd.	1,400	47

Safeway, Inc.	2,300	61

Salesforce.com, Inc. *	1,400	250

SBA Communications Corp., Class A *	1,200	86

Scripps Networks Interactive, Inc., Class A	800	51

Sealed Air Corp.	1,900	46

Sempra Energy	2,227	178

Sherwin-Williams (The) Co.	900	152

Sigma-Aldrich Corp.	1,300	101

Simon Property Group, Inc.	3,141	498

Sims Metal Management Ltd.	1,335	14

Southwest Airlines Co.	1,600	22

Southwestern Energy Co. *	3,600	134

Spectra Energy Corp.	6,600	203

Sprint Nextel Corp. *	30,252	188

Staples, Inc.	6,655	89

Starbucks Corp.	7,512	428

Starwood Hotels & Resorts Worldwide, Inc.	1,980	126

State Street Corp.	4,726	279

Superior Energy Services, Inc. *	1,378	36

Symantec Corp. *	6,800	168

Sysco Corp.	5,917	208

T. Rowe Price Group, Inc.	2,629	197

Target Corp.	6,271	429

Teradata Corp.*	1,700	99

Texas Instruments, Inc.	11,272	400

Thomson Reuters Corp.	3,797	123

Tiffany & Co.	1,267	88

Time Warner Cable, Inc.	3,000	288

Time Warner, Inc.	9,400	542

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United States – 49.2% – continued

TJX Cos., Inc.	7,236	$338

Travelers (The) Cos., Inc.	3,797	320

Tyco International Ltd.	4,700	150

U.S. Bancorp	18,905	641

Ultra Petroleum Corp. *	1,400	28

Under Armour, Inc., Class A *	800	41

Union Pacific Corp.	4,700	669

United Parcel Service, Inc., Class B	7,241	622

Ventas, Inc.	2,900	212

Vertex Pharmaceuticals, Inc. *	2,200	121

VF Corp.	911	153

Virgin Media, Inc.	2,500	122

Vornado Realty Trust	1,636	137

W.W. Grainger, Inc.	611	137

Waste Management, Inc.	4,400	173

Waters Corp. *	900	85

Weatherford International Ltd. *	7,600	92

WellPoint, Inc.	3,105	206

Whirlpool Corp.	760	90

Whiting Petroleum Corp. *	1,242	63

Whole Foods Market, Inc.	1,800	156

Williams (The) Cos., Inc.	6,900	258

Windstream Corp.	5,990	48

Wisconsin Energy Corp.	2,400	103

Xcel Energy, Inc.	5,000	149

Xerox Corp.	13,531	116

Xylem, Inc.	2,000	55

Yahoo!, Inc. *	11,300	266
		66,301
Total Common Stocks (3)
(Cost $102,757)		130,228

PREFERRED STOCKS – 0.2%

Germany – 0.2%

Bayerische Motoren Werke A.G.	645	41

Henkel A.G. & Co. KGaA	1,828	176

ProSiebenSat.1 Media A.G.	1,128	40
		257
Total Preferred Stocks (3)
(Cost $156)		257

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.7%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (4)(5)	2,325,868	$2,326
Total Investment Companies
(Cost $2,326)		2,326

Total Investments – 98.6%
(Cost $105,239)		132,811

Other Assets less Liabilities – 1.4%		1,926
NET ASSETS – 100.0%		$134,737

(1)	At March 31, 2012, the value of the Fund’s investment in Northern Trust Corp. was approximately $95,000. There were no purchases and sales during the fiscal year ended March 31, 2013. The change in net unrealized appreciation during the fiscal year ended March 31, 2013, was approximately $14,000.
(2)	Investment in affiliate.
(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $2,524,000 with net sales of approximately $198,000 during the fiscal year ended March 31, 2013.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Global Sustainability Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500 (United States Dollar)	29	$2,266	Long	6/13	$50
Euro Stoxx 50 (Euro)	21	687	Long	6/13	(24)
FTSE 100 Index (British Pound)	4	386	Long	6/13	(1)
S&P/TSX 60 Index (Canadian Dollar)	1	144	Long	6/13	(1)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
SPI 200 Index (Canadian Dollar)	2	$259	Long	6/13	$(5)
Yen Denominated Nikkei 225 (Japanese Yen)	7	462	Long	6/13	24

Total					$43

At March 31, 2013, the Global Sustainability Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	51.4%
Euro	11.1
Japanese Yen	10.3
British Pound	9.7
Canadian Dollar	5.1
All other currencies less than 5%	12.4

Total	100.0%

At March 31, 2013, the industry sectors (unaudited) for the Global Sustainability Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.3%
Consumer Staples	10.8
Energy	7.1
Financials	21.6
Health Care	11.6
Industrials	11.5
Information Technology	12.6
Materials	6.9
Telecommunication Services	3.2
Utilities	3.4

Total	100.0%

At March 31, 2013, the Global Sustainability Index Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Australian Dollar	19	United States Dollar	20	6/19/13	$– *
Euro	101	United States Dollar	130	6/19/13	– *
Japanese Yen	14,111	United States Dollar	150	6/19/13	– *
United States Dollar	200	British Pound	132	6/19/13	– *
United States Dollar	14	British Pound	9	6/19/13	– *
United States Dollar	100	Canadian Dollar	103	6/19/13	1
United States Dollar	40	Canadian Dollar	41	6/19/13	– *
United States Dollar	245	Euro	189	6/19/13	(3)
United States Dollar	200	Japanese Yen	18,973	6/19/13	2
United States Dollar	30	Japanese Yen	2,888	6/19/13	1
United States Dollar	20	Swedish Krona	129	6/19/13	– *

Total					$1

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2013 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Sustainability Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$11,372	$3,368	$–	$14,740
Consumer Staples	8,643	5,229	–	13,872
Energy	6,564	2,685	–	9,249
Financials	16,053	12,091	–	28,144

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued	MARCH 31, 2013

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Health Care	$9,800	$5,331	$–	$15,131
Industrials	10,453	4,608	–	15,061
Information Technology	15,269	1,167	–	16,436
Materials	4,685	4,267	–	8,952
Telecommunication Services	2,034	2,200	–	4,234
Utilities	2,258	2,151	–	4,409
Preferred Stocks
Consumer Discretionary	–	81	–	81
Consumer Staples	–	176	–	176
Investment Companies	2,326	–	–	2,326
Total Investments	$89,457	$43,354	$–	$132,811

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$74	$ –	$–	$74
Foreign Currency
Exchange Contracts	–	4	–	4
Liabilities
Futures Contracts	(31)	–	–	(31)
Foreign Currency
Exchange Contracts	–	(3)	–	(3)
Total Other Financial Instruments	$43	$1	$–	$44

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

Industry	Value (000s)	Reason
Common Stocks
Consumer Discretionary	$2,442	Valuations at official close price
Consumer Staples	855	Valuations at official close price
Energy	164	Valuations at official close price
Financials	1,811	Valuations at official close price
Health Care	991	Valuations at official close price
Industrials	2,491	Valuations at official close price
Information Technology	1,240	Valuations at official close price
Materials	1,304	Valuations at official close price
Telecommunication Services	907	Valuations at official close price
Utilities	306	Valuations at official close price
Total	$12,511

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0%

Australia – 8.9%

AGL Energy Ltd.	115,136	$1,905

ALS Ltd.	67,795	742

Alumina Ltd. *	489,771	572

Amcor Ltd.	254,933	2,475

AMP Ltd.	615,092	3,347

APA Group	170,166	1,058

Asciano Ltd.	195,759	1,145

ASX Ltd.	35,203	1,332

Aurizon Holdings Ltd.	372,967	1,571

Australia & New Zealand Banking Group Ltd.	566,673	16,898

Bendigo and Adelaide Bank Ltd.	87,331	937

BGP Holdings PLC - (Fractional Shares) *	1,085,479	–

BHP Billiton Ltd.	675,241	23,107

Boral Ltd.	149,999	769

Brambles Ltd.	329,421	2,915

Caltex Australia Ltd.	27,679	618

CFS Retail Property Trust Group	408,481	858

Coca-Cola Amatil Ltd.	122,022	1,855

Cochlear Ltd.	11,560	821

Commonwealth Bank of Australia	331,961	23,596

Computershare Ltd.	89,946	958

Crown Ltd.	81,699	1,049

CSL Ltd.	105,261	6,518

Dexus Property Group	948,216	1,032

Echo Entertainment Group Ltd.	146,426	532

Federation Centres Ltd.	302,997	745

Flight Centre Ltd.	10,834	381

Fortescue Metals Group Ltd.	284,003	1,176

Goodman Group	364,050	1,816

GPT Group	295,089	1,143

Harvey Norman Holdings Ltd.	109,048	311

Iluka Resources Ltd.	83,663	818

Incitec Pivot Ltd.	328,374	1,061

Insurance Australia Group Ltd.	441,892	2,634

James Hardie Industries PLC	88,236	923

Leighton Holdings Ltd.	30,623	657

Lend Lease Group	117,979	1,257

Macquarie Group Ltd.	66,569	2,586

Metcash Ltd.	173,990	752

Mirvac Group	743,846	1,260

National Australia Bank Ltd.	475,679	15,314

Newcrest Mining Ltd.	159,732	3,338

Orica Ltd.	78,612	2,006

Origin Energy Ltd.	228,532	3,170

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Australia – 8.9% – continued

OZ Minerals Ltd.	64,228	$358

Qantas Airways Ltd. *	236,534	440

QBE Insurance Group Ltd.	247,955	3,500

Ramsay Health Care Ltd.	26,405	888

Rio Tinto Ltd.	91,009	5,438

Santos Ltd.	195,491	2,542

Sims Metal Management Ltd.	33,097	347

Sonic Healthcare Ltd.	75,185	1,097

SP AusNet	334,266	416

Stockland	459,058	1,750

Suncorp Group Ltd.	272,405	3,362

Sydney Airport	41,418	142

Tabcorp Holdings Ltd.	142,612	480

Tatts Group Ltd.	301,627	997

Telstra Corp. Ltd.	902,658	4,244

Toll Holdings Ltd.	135,193	838

Transurban Group	278,501	1,851

Treasury Wine Estates Ltd.	130,736	778

Wesfarmers Ltd.	208,835	8,766

Westfield Group	446,575	5,055

Westfield Retail Trust	615,000	1,937

Westpac Banking Corp.	642,549	20,668

Whitehaven Coal Ltd.	88,890	197

Woodside Petroleum Ltd.	137,067	5,132

Woolworths Ltd.	255,894	9,032

WorleyParsons Ltd.	41,616	1,074
		219,287

Austria – 0.3%

Andritz A.G.	16,062	1,078

Erste Group Bank A.G. *	46,760	1,305

IMMOFINANZ A.G. *	192,217	729

OMV A.G.	29,640	1,261

Raiffeisen Bank International A.G.	10,416	354

Telekom Austria A.G.	45,325	298

Verbund A.G.	14,421	313

Vienna Insurance Group A.G. Wiener Versicherung Gruppe	7,837	380

Voestalpine A.G.	21,782	670
		6,388

Belgium – 1.2%

Ageas	48,311	1,636

Anheuser-Busch InBev N.V.	167,612	16,612

Belgacom S.A.	30,639	762

Colruyt S.A.	14,997	726

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Belgium – 1.2% – continued

Delhaize Group S.A.	20,478	$1,119

Groupe Bruxelles Lambert S.A.	17,421	1,333

KBC Groep N.V.	49,719	1,715

Solvay S.A., Class A	12,558	1,702

Telenet Group Holding N.V.	11,588	573

UCB S.A.	23,892	1,526

Umicore S.A.	24,694	1,162
		28,866

Denmark – 1.1%

A.P. Moller - Maersk A/S, Class A	112	839

A.P. Moller - Maersk A/S, Class B	271	2,129

Carlsberg A/S, Class B	22,399	2,185

Coloplast A/S, Class B	23,537	1,266

Danske Bank A/S *	137,242	2,460

DSV A/S	37,818	916

Novo Nordisk A/S, Class B	85,035	13,881

Novozymes A/S, Class B	52,802	1,789

TDC A/S	97,947	756

Tryg A/S	5,050	408

William Demant Holding A/S *	5,406	454
		27,083

Finland – 0.7%

Elisa OYJ	28,787	535

Fortum OYJ	94,269	1,905

Kesko OYJ, Class B	12,933	404

Kone OYJ, Class B	32,708	2,579

Metso OYJ	25,910	1,107

Neste Oil OYJ	25,908	366

Nokia OYJ	782,496	2,556

Nokian Renkaat OYJ	22,435	1,001

Orion OYJ, Class B	18,882	497

Pohjola Bank PLC, Class A	27,859	407

Sampo OYJ, Class A	91,167	3,509

Stora Enso OYJ, (Registered)	114,627	743

UPM-Kymmene OYJ	105,971	1,187

Wartsila OYJ Abp	33,944	1,531
		18,327

France – 8.8%

Accor S.A.	32,394	1,126

Aeroports de Paris	5,979	507

Air Liquide S.A.	64,882	7,889

Alstom S.A.	44,338	1,809

ArcelorMittal	208,900	2,698

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

France – 8.8% – continued

Arkema S.A.	13,374	$1,218

AtoS	11,134	767

AXA S.A.	367,553	6,336

BNP Paribas S.A.	208,404	10,736

Bouygues S.A.	38,401	1,042

Bureau Veritas S.A.	11,814	1,471

Cap Gemini S.A.	32,014	1,459

Carrefour S.A.	125,680	3,452

Casino Guichard Perrachon S.A.	12,303	1,294

Christian Dior S.A.	11,594	1,927

Cie de St-Gobain	83,124	3,085

Cie Generale de Geophysique - Veritas *	32,521	732

Cie Generale des Etablissements Michelin	38,315	3,211

Cie Generale d’Optique Essilor International S.A.	42,242	4,702

CNP Assurances	32,932	452

Credit Agricole S.A. *	212,068	1,753

Danone S.A.	120,220	8,376

Dassault Systemes S.A.	13,106	1,516

Edenred	34,278	1,122

Electricite de France S.A.	48,114	923

Eurazeo	5,975	303

European Aeronautic Defence and Space Co. N.V.	93,271	4,755

Eutelsat Communications S.A.	26,516	936

Fonciere Des Regions	5,027	394

France Telecom S.A.	387,364	3,928

GDF Suez	265,931	5,126

Gecina S.A.	4,333	503

Groupe Eurotunnel S.A. (Registered)	116,089	925

ICADE	4,761	417

Iliad S.A.	4,642	988

Imerys S.A.	6,930	451

JCDecaux S.A.	13,635	375

Klepierre	21,959	863

Lafarge S.A.	39,086	2,600

Lagardere S.C.A.	23,645	871

Legrand S.A.	50,353	2,197

L’Oreal S.A.	49,853	7,910

LVMH Moet Hennessy Louis Vuitton S.A.	52,855	9,080

Natixis	186,952	711

Pernod-Ricard S.A.	43,707	5,452

Peugeot S.A. *	47,682	346

PPR	15,840	3,487

Publicis Groupe S.A.	36,343	2,440

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

France – 8.8% – continued

Remy Cointreau S.A.	4,600	$532

Renault S.A.	40,699	2,556

Rexel S.A.	22,039	481

Safran S.A.	48,677	2,175

Sanofi	248,624	25,354

Schneider Electric S.A.	109,336	7,997

SCOR S.E.	32,284	927

SES S.A.	65,276	2,047

Societe BIC S.A.	6,403	744

Societe Generale S.A. *	146,225	4,824

Sodexo	20,216	1,885

Suez Environnement Co.	56,327	719

Technip S.A.	21,282	2,183

Thales S.A.	17,963	760

Total S.A.	444,334	21,238

Unibail-Rodamco S.E.	18,765	4,371

Vallourec S.A.	20,842	1,003

Veolia Environnement S.A.	75,872	958

Vinci S.A.	96,529	4,353

Vivendi S.A.	270,845	5,609

Wendel S.A.	6,611	701

Zodiac Aerospace	6,885	803
		216,881

Germany – 7.5%

Adidas A.G.	43,861	4,554

Allianz S.E. (Registered)	95,110	12,923

Axel Springer A.G.	7,859	341

BASF S.E.	192,072	16,828

Bayer A.G. (Registered)	172,604	17,809

Bayerische Motoren Werke A.G.	68,944	5,952

Beiersdorf A.G.	20,382	1,883

Brenntag A.G.	10,827	1,691

Celesio A.G.	17,115	321

Commerzbank A.G. *	789,975	1,161

Continental A.G.	22,943	2,745

Daimler A.G. (Registered)	188,738	10,274

Deutsche Bank A.G. (Registered)	193,494	7,550

Deutsche Boerse A.G.	40,801	2,471

Deutsche Lufthansa A.G. (Registered)	51,755	1,011

Deutsche Post A.G. (Registered)	188,813	4,357

Deutsche Telekom A.G. (Registered)	584,004	6,175

E.ON S.E.	374,391	6,540

Fraport A.G. Frankfurt Airport Services Worldwide	7,174	402

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Germany – 7.5% – continued

Fresenius Medical Care A.G. & Co. KGaA	44,213	$2,985

Fresenius S.E. & Co. KGaA	25,983	3,207

GEA Group A.G.	37,743	1,245

Hannover Rueckversicherung S.E. (Registered)	12,141	953

HeidelbergCement A.G.	30,261	2,176

Henkel A.G. & Co. KGaA	26,519	2,094

Hochtief A.G. *	6,243	406

Hugo Boss A.G.	5,212	584

Infineon Technologies A.G.	224,132	1,771

K+S A.G. (Registered)	36,699	1,707

Kabel Deutschland Holding A.G.	17,943	1,655

Lanxess A.G.	17,770	1,260

Linde A.G.	38,463	7,155

MAN S.E.	8,547	920

Merck KGaA	13,252	2,000

Metro A.G.	26,311	748

Muenchener Rueckversicherungs A.G. (Registered)	37,480	7,012

RWE A.G.	102,033	3,805

Salzgitter A.G.	7,774	312

SAP A.G.	192,611	15,436

Siemens A.G. (Registered)	171,623	18,489

Suedzucker A.G.	17,171	725

ThyssenKrupp A.G. *	79,059	1,609

United Internet A.G. (Registered)	18,357	447

Volkswagen A.G.	6,087	1,145
		184,834

Greece – 0.0%

Coca Cola Hellenic Bottling Co. S.A.	37,788	1,012

OPAP S.A.	48,697	385
		1,397

Hong Kong – 3.1%

AIA Group Ltd.	2,502,093	10,967

ASM Pacific Technology Ltd.	40,300	444

Bank of East Asia Ltd.	281,500	1,112

BOC Hong Kong Holdings Ltd.	766,108	2,558

Cathay Pacific Airways Ltd.	223,506	383

Cheung Kong Holdings Ltd.	293,729	4,343

Cheung Kong Infrastructure Holdings Ltd.	109,353	750

CLP Holdings Ltd.	378,522	3,318

First Pacific Co. Ltd.	416,035	565

Galaxy Entertainment Group Ltd. *	446,148	1,870

Hang Lung Properties Ltd.	480,501	1,797

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Hong Kong – 3.1% – continued

Hang Seng Bank Ltd.	160,379	$2,576

Henderson Land Development Co. Ltd.	195,778	1,341

HKT Trust/HKT Ltd.	489,000	489

Hong Kong & China Gas Co. Ltd.	1,089,006	3,181

Hong Kong Exchanges and Clearing Ltd.	215,803	3,683

Hopewell Holdings Ltd.	126,000	511

Hutchison Whampoa Ltd.	446,698	4,674

Hysan Development Co. Ltd.	138,501	701

Kerry Properties Ltd.	147,203	654

Li & Fung Ltd.	1,203,218	1,662

Link REIT (The)	473,995	2,584

MGM China Holdings Ltd.	195,316	418

MTR Corp. Ltd.	296,981	1,182

New World Development Co. Ltd.	748,241	1,270

Noble Group Ltd.	775,944	762

NWS Holdings Ltd.	293,902	524

Orient Overseas International Ltd.	45,200	306

PCCW Ltd.	823,374	382

Power Assets Holdings Ltd.	289,933	2,743

Sands China Ltd.	508,341	2,637

Shangri-La Asia Ltd.	312,574	614

Sino Land Co. Ltd.	603,694	1,026

SJM Holdings Ltd.	392,572	983

Sun Hung Kai Properties Ltd.	327,756	4,424

Swire Pacific Ltd., Class A	147,551	1,882

Swire Properties Ltd.	240,000	855

Wharf Holdings Ltd.	321,766	2,872

Wheelock & Co. Ltd.	185,021	986

Wing Hang Bank Ltd.	34,324	365

Wynn Macau Ltd. *	311,346	831

Yangzijiang Shipbuilding Holdings Ltd.	360,566	283

Yue Yuen Industrial Holdings Ltd.	149,710	488
		75,996

Ireland – 0.6%

CRH PLC	1,040	23

CRH PLC (Dublin Exchange)	150,485	3,325

Elan Corp. PLC *	101,884	1,183

Experian PLC	210,327	3,658

Irish Bank Resolution Corp. Ltd. (1)*	99,788	–

Kerry Group PLC, Class A	30,171	1,799

Ryanair Holdings PLC	3,150	24

Ryanair Holdings PLC ADR	5,370	224

Shire PLC	117,896	3,591
		13,827

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Israel – 0.5%

Bank Hapoalim B.M. *	211,552	$960

Bank Leumi Le-Israel B.M. *	256,121	903

Bezeq The Israeli Telecommunication Corp. Ltd.	402,473	559

Delek Group Ltd.	915	257

Israel (The) Corp. Ltd.	462	351

Israel Chemicals Ltd.	89,207	1,154

Mellanox Technologies Ltd. *	7,192	397

Mizrahi Tefahot Bank Ltd. *	24,522	262

NICE Systems Ltd. *	12,206	450

Teva Pharmaceutical Industries Ltd.	196,533	7,812
		13,105

Italy – 1.9%

Assicurazioni Generali S.p.A.	243,590	3,813

Atlantia S.p.A.	66,543	1,054

Banca Monte dei Paschi di Siena S.p.A. *	1,307,949	312

Banco Popolare SC *	356,222	452

Enel Green Power S.p.A.	345,533	649

Enel S.p.A.	1,373,511	4,505

Eni S.p.A.	528,510	11,868

Exor S.p.A.	13,129	368

Fiat Industrial S.p.A.	181,361	2,041

Fiat S.p.A. *	176,626	944

Finmeccanica S.p.A. *	79,752	385

Intesa Sanpaolo S.p.A.	2,108,784	3,108

Intesa Sanpaolo S.p.A. (RSP)	185,723	235

Luxottica Group S.p.A.	34,093	1,712

Mediobanca S.p.A.	105,415	540

Pirelli & C. S.p.A.	48,814	513

Prysmian S.p.A.	46,179	953

Saipem S.p.A.	55,278	1,704

Snam S.p.A.	350,544	1,599

Telecom Italia S.p.A.	2,000,280	1,421

Telecom Italia S.p.A. (RSP)	1,335,219	825

Tenaris S.A.	99,317	2,021

Terna Rete Elettrica Nazionale S.p.A.	265,594	1,102

UniCredit S.p.A. *	846,863	3,641

Unione di Banche Italiane S.c.p.A.	180,582	667
		46,432

Japan – 20.5%

ABC-Mart, Inc.	4,600	175

Acom Co. Ltd. *	7,500	215

Advantest Corp.	30,700	439

Aeon Co. Ltd.	128,100	1,653

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Japan – 20.5% – continued

AEON Credit Service Co. Ltd.	16,500	$469

Aeon Mall Co. Ltd.	14,800	448

Air Water, Inc.	33,569	482

Aisin Seiki Co. Ltd.	41,400	1,517

Ajinomoto Co., Inc.	137,000	2,059

Alfresa Holdings Corp.	7,700	416

All Nippon Airways Co. Ltd.	225,000	459

Amada Co. Ltd.	81,000	541

Aozora Bank Ltd.	221,000	620

Asahi Glass Co. Ltd.	216,000	1,480

Asahi Group Holdings Ltd.	81,000	1,935

Asahi Kasei Corp.	274,000	1,828

Asics Corp.	27,500	460

Astellas Pharma, Inc.	91,900	4,940

Bank of Kyoto (The) Ltd.	67,971	663

Bank of Yokohama (The) Ltd.	248,000	1,436

Benesse Holdings, Inc.	13,400	576

Bridgestone Corp.	136,100	4,583

Brother Industries Ltd.	45,500	476

Calbee, Inc.	2,900	235

Canon, Inc.	235,800	8,517

Casio Computer Co. Ltd.	45,200	348

Central Japan Railway Co.	30,100	3,172

Chiba Bank (The) Ltd.	159,000	1,140

Chiyoda Corp.	27,746	309

Chubu Electric Power Co., Inc.	137,900	1,689

Chugai Pharmaceutical Co. Ltd.	48,755	1,105

Chugoku Bank (The) Ltd.	39,000	637

Chugoku Electric Power (The) Co., Inc.	58,700	783

Citizen Holdings Co. Ltd.	53,400	280

Coca-Cola West Co. Ltd.	14,000	244

Cosmo Oil Co. Ltd. *	110,000	231

Credit Saison Co. Ltd.	31,800	792

Dai Nippon Printing Co. Ltd.	114,000	1,073

Daicel Corp.	58,000	460

Daido Steel Co. Ltd.	59,000	321

Daihatsu Motor Co. Ltd.	40,000	829

Dai-ichi Life Insurance (The) Co. Ltd.	1,791	2,407

Daiichi Sankyo Co. Ltd.	143,000	2,757

Daikin Industries Ltd.	50,200	1,968

Dainippon Sumitomo Pharma Co. Ltd.	30,700	572

Daito Trust Construction Co. Ltd.	15,300	1,303

Daiwa House Industry Co. Ltd.	108,000	2,088

Daiwa Securities Group, Inc.	341,000	2,376

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Japan – 20.5% – continued

Dena Co. Ltd.	21,500	$584

Denki Kagaku Kogyo K.K.	91,000	323

Denso Corp.	101,500	4,297

Dentsu, Inc.	36,918	1,095

Don Quijote Co. Ltd.	10,400	461

East Japan Railway Co.	70,712	5,799

Eisai Co. Ltd.	53,600	2,391

Electric Power Development Co. Ltd.	24,400	642

FamilyMart Co. Ltd.	12,000	555

FANUC Corp.	39,900	6,142

Fast Retailing Co. Ltd.	11,300	3,679

Fuji Electric Co. Ltd.	118,000	343

Fuji Heavy Industries Ltd.	127,000	1,971

FUJIFILM Holdings Corp.	95,100	1,855

Fujitsu Ltd.	400,000	1,649

Fukuoka Financial Group, Inc.	157,000	806

Furukawa Electric Co. Ltd.	121,000	270

Gree, Inc.	19,081	236

GS Yuasa Corp.	73,000	295

Gunma Bank (The) Ltd.	78,000	469

Hachijuni Bank (The) Ltd.	79,395	480

Hakuhodo DY Holdings, Inc.	4,530	345

Hamamatsu Photonics K.K.	14,085	567

Hankyu Hanshin Holdings, Inc.	237,000	1,433

Hino Motors Ltd.	54,000	579

Hirose Electric Co. Ltd.	6,000	810

Hiroshima Bank (The) Ltd.	97,000	474

Hisamitsu Pharmaceutical Co., Inc.	13,200	721

Hitachi Chemical Co. Ltd.	20,000	303

Hitachi Construction Machinery Co. Ltd.	21,000	452

Hitachi High-Technologies Corp.	13,500	284

Hitachi Ltd.	965,000	5,566

Hitachi Metals Ltd.	29,000	271

Hokkaido Electric Power Co., Inc. *	35,000	369

Hokuriku Electric Power Co.	32,300	398

Honda Motor Co. Ltd.	338,800	12,795

Hoya Corp.	93,500	1,740

Hulic Co. Ltd.	48,500	398

Ibiden Co. Ltd.	24,400	380

Idemitsu Kosan Co. Ltd.	4,800	414

IHI Corp.	256,000	778

Inpex Corp.	462	2,454

Isetan Mitsukoshi Holdings Ltd.	73,060	1,054

Isuzu Motors Ltd.	256,000	1,509

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Japan – 20.5% – continued

ITOCHU Corp.	313,200	$3,763

Itochu Techno-Solutions Corp.	5,200	261

Iyo Bank (The) Ltd.	59,000	557

J. Front Retailing Co. Ltd.	98,000	759

Japan Airlines Co. Ltd.	12,100	562

Japan Exchange Group, Inc.	10,400	942

Japan Petroleum Exploration Co.	5,700	226

Japan Prime Realty Investment Corp.	170	674

Japan Real Estate Investment Corp.	114	1,561

Japan Retail Fund Investment Corp.	407	1,004

Japan Steel Works (The) Ltd.	64,000	341

Japan Tobacco, Inc.	230,900	7,359

JFE Holdings, Inc.	100,300	1,883

JGC Corp.	45,000	1,137

Joyo Bank (The) Ltd.	132,000	739

JSR Corp.	35,200	715

JTEKT Corp.	42,500	403

Jupiter Telecommunications Co. Ltd.	422	554

JX Holdings, Inc.	475,497	2,632

Kajima Corp.	169,000	460

Kamigumi Co. Ltd.	52,000	483

Kaneka Corp.	62,000	359

Kansai Electric Power (The) Co., Inc. *	160,300	1,580

Kansai Paint Co. Ltd.	47,000	522

Kao Corp.	110,400	3,612

Kawasaki Heavy Industries Ltd.	282,000	884

KDDI Corp.	112,400	4,621

Keikyu Corp.	97,000	1,015

Keio Corp.	118,000	1,014

Keisei Electric Railway Co. Ltd.	59,000	629

Keyence Corp.	9,439	2,871

Kikkoman Corp.	38,000	669

Kinden Corp.	34,000	228

Kintetsu Corp.	330,000	1,528

Kirin Holdings Co. Ltd.	186,000	2,986

Kobe Steel Ltd. *	504,000	584

Koito Manufacturing Co. Ltd.	16,814	293

Komatsu Ltd.	194,300	4,642

Konami Corp.	19,500	393

Konica Minolta, Inc.	96,500	705

Kubota Corp.	234,000	3,326

Kuraray Co. Ltd.	68,500	1,021

Kurita Water Industries Ltd.	23,400	512

Kyocera Corp.	32,400	3,032

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Japan – 20.5% – continued

Kyowa Hakko Kirin Co. Ltd.	55,000	$627

Kyushu Electric Power Co., Inc. *	86,400	897

Lawson, Inc.	12,200	940

LIXIL Group Corp.	57,300	1,131

M3, Inc.	122	236

Mabuchi Motor Co. Ltd.	4,300	232

Makita Corp.	24,500	1,113

Marubeni Corp.	350,000	2,614

Marui Group Co. Ltd.	46,200	478

Maruichi Steel Tube Ltd.	8,900	209

Mazda Motor Corp. *	551,000	1,645

McDonald’s Holdings Co. Japan Ltd.	13,100	357

Medipal Holdings Corp.	28,900	409

MEIJI Holdings Co. Ltd.	12,563	583

Miraca Holdings, Inc.	11,041	538

Mitsubishi Chemical Holdings Corp.	292,000	1,349

Mitsubishi Corp.	292,200	5,410

Mitsubishi Electric Corp.	408,000	3,281

Mitsubishi Estate Co. Ltd.	261,000	7,198

Mitsubishi Gas Chemical Co., Inc.	87,000	574

Mitsubishi Heavy Industries Ltd.	631,000	3,586

Mitsubishi Logistics Corp.	22,000	408

Mitsubishi Materials Corp.	230,000	655

Mitsubishi Motors Corp. *	782,000	814

Mitsubishi Tanabe Pharma Corp.	45,800	703

Mitsubishi UFJ Financial Group, Inc.	2,671,295	15,835

Mitsubishi UFJ Lease & Finance Co. Ltd.	121,000	639

Mitsui & Co. Ltd.	361,800	5,046

Mitsui Chemicals, Inc.	167,000	364

Mitsui Fudosan Co. Ltd.	177,000	4,962

Mitsui O.S.K. Lines Ltd. *	231,000	758

Mizuho Financial Group, Inc.	4,787,889	10,122

MS&AD Insurance Group Holdings	108,243	2,376

Murata Manufacturing Co. Ltd.	42,397	3,157

Nabtesco Corp.	19,999	411

Namco Bandai Holdings, Inc.	35,100	621

NEC Corp.	533,000	1,387

Nexon Co. Ltd.	21,800	212

NGK Insulators Ltd.	58,000	624

NGK Spark Plug Co. Ltd.	32,000	488

NHK Spring Co. Ltd.	29,200	304

Nidec Corp.	21,900	1,310

Nikon Corp.	72,300	1,713

Nintendo Co. Ltd.	22,100	2,373

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Japan – 20.5% – continued

Nippon Building Fund, Inc.	142	$1,961

Nippon Electric Glass Co. Ltd.	76,500	388

Nippon Express Co. Ltd.	173,000	844

Nippon Meat Packers, Inc.	38,000	626

Nippon Paper Group, Inc.	20,858	325

Nippon Steel & Sumitomo Metal Corp.	1,585,615	3,958

Nippon Telegraph & Telephone Corp.	90,478	3,946

Nippon Yusen K.K.	339,000	875

Nishi-Nippon City Bank (The) Ltd.	144,000	451

Nissan Motor Co. Ltd.	516,700	4,967

Nisshin Seifun Group, Inc.	39,000	530

Nissin Foods Holdings Co. Ltd.	12,000	559

Nitori Holdings Co. Ltd.	6,600	505

Nitto Denko Corp.	35,200	2,083

NKSJ Holdings, Inc.	79,545	1,660

NOK Corp.	21,700	311

Nomura Holdings, Inc.	764,200	4,684

Nomura Real Estate Holdings, Inc.	18,300	405

Nomura Real Estate Office Fund, Inc.	52	390

Nomura Research Institute Ltd.	19,700	506

NSK Ltd.	106,000	805

NTT Data Corp.	253	843

NTT DOCOMO, Inc.	3,156	4,764

NTT Urban Development Corp.	208	246

Obayashi Corp.	135,000	645

Odakyu Electric Railway Co. Ltd.	136,000	1,692

Oji Holdings Corp.	171,000	630

Olympus Corp. *	43,500	1,022

Omron Corp.	41,400	1,020

Ono Pharmaceutical Co. Ltd.	17,800	1,083

Oracle Corp. Japan	7,400	335

Oriental Land Co. Ltd.	10,400	1,693

ORIX Corp.	219,800	2,781

Osaka Gas Co. Ltd.	409,000	1,799

Otsuka Corp.	2,700	293

Otsuka Holdings Co. Ltd.	76,015	2,665

Panasonic Corp.	462,300	3,212

Park24 Co. Ltd.	18,600	364

Rakuten, Inc.	155,600	1,582

Resona Holdings, Inc.	398,610	2,066

Ricoh Co. Ltd.	128,000	1,365

Rinnai Corp.	6,400	460

Rohm Co. Ltd.	19,000	696

Sankyo Co. Ltd.	10,000	473

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Japan – 20.5% – continued

Sanrio Co. Ltd.	8,297	$370

Santen Pharmaceutical Co. Ltd.	16,400	775

SBI Holdings, Inc.	43,460	384

Secom Co. Ltd.	44,900	2,313

Sega Sammy Holdings, Inc.	40,900	830

Sekisui Chemical Co. Ltd.	92,000	1,009

Sekisui House Ltd.	120,000	1,630

Seven & I Holdings Co. Ltd.	156,000	5,162

Seven Bank Ltd.	108,400	351

Sharp Corp. *	201,000	581

Shikoku Electric Power Co., Inc. *	33,100	481

Shimadzu Corp.	40,000	285

Shimamura Co. Ltd.	4,800	567

Shimano, Inc.	16,800	1,419

Shimizu Corp.	122,000	397

Shin-Etsu Chemical Co. Ltd.	85,200	5,657

Shinsei Bank Ltd.	320,000	721

Shionogi & Co. Ltd.	65,300	1,348

Shiseido Co. Ltd.	78,500	1,107

Shizuoka Bank (The) Ltd.	112,000	1,261

Showa Denko K.K.	280,000	419

Showa Shell Sekiyu K.K.	35,400	262

SMC Corp.	11,600	2,240

Softbank Corp.	196,800	9,073

Sojitz Corp.	253,200	390

Sony Corp.	212,100	3,700

Sony Financial Holdings, Inc.	34,900	523

Stanley Electric Co. Ltd.	29,700	523

Sumco Corp.	22,300	258

Sumitomo Chemical Co. Ltd.	298,000	928

Sumitomo Corp.	234,800	2,938

Sumitomo Electric Industries Ltd.	159,800	1,971

Sumitomo Heavy Industries Ltd.	108,000	437

Sumitomo Metal Mining Co. Ltd.	109,000	1,555

Sumitomo Mitsui Financial Group, Inc.	281,442	11,286

Sumitomo Mitsui Trust Holdings, Inc.	648,190	3,050

Sumitomo Realty & Development Co. Ltd.	75,000	2,864

Sumitomo Rubber Industries Ltd.	34,300	584

Suruga Bank Ltd.	40,000	645

Suzuken Co. Ltd.	14,897	554

Suzuki Motor Corp.	77,100	1,729

Sysmex Corp.	14,549	895

T&D Holdings, Inc.	117,700	1,420

Taiheiyo Cement Corp.	226,000	531

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Japan – 20.5% – continued

Taisei Corp.	229,000	$630

Taisho Pharmaceutical Holdings Co. Ltd.	8,200	594

Taiyo Nippon Sanso Corp.	55,000	373

Takashimaya Co. Ltd.	55,000	547

Takeda Pharmaceutical Co. Ltd.	162,800	8,699

TDK Corp.	25,700	893

Teijin Ltd.	185,000	428

Terumo Corp.	31,300	1,347

THK Co. Ltd.	23,700	458

Tobu Railway Co. Ltd.	220,000	1,255

Toho Co. Ltd.	24,900	518

Toho Gas Co. Ltd.	83,000	540

Tohoku Electric Power Co., Inc. *	90,300	729

Tokio Marine Holdings, Inc.	143,900	4,051

Tokyo Electric Power Co., Inc. *	290,100	786

Tokyo Electron Ltd.	35,000	1,549

Tokyo Gas Co. Ltd.	516,000	2,817

Tokyu Corp.	249,000	1,875

Tokyu Land Corp.	87,000	811

TonenGeneral Sekiyu K.K.	58,000	569

Toppan Printing Co. Ltd.	114,000	819

Toray Industries, Inc.	304,000	2,054

Toshiba Corp.	844,000	4,232

TOTO Ltd.	55,000	488

Toyo Seikan Group Holdings Ltd.	31,700	446

Toyo Suisan Kaisha Ltd.	19,000	581

Toyoda Gosei Co. Ltd.	13,700	318

Toyota Boshoku Corp.	12,100	170

Toyota Industries Corp.	33,800	1,232

Toyota Motor Corp.	577,000	29,789

Toyota Tsusho Corp.	43,900	1,137

Trend Micro, Inc.	22,000	626

Tsumura & Co.	11,800	436

Ube Industries Ltd.	211,000	415

Unicharm Corp.	24,800	1,467

Ushio, Inc.	20,600	213

USS Co. Ltd.	4,280	502

West Japan Railway Co.	36,900	1,770

Yahoo Japan Corp.	3,172	1,459

Yakult Honsha Co. Ltd.	21,000	849

Yamada Denki Co. Ltd.	17,599	803

Yamaguchi Financial Group, Inc.	46,000	465

Yamaha Corp.	31,800	316

Yamaha Motor Co. Ltd.	54,900	752

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Japan – 20.5% – continued

Yamato Holdings Co. Ltd.	76,300	$1,410

Yamato Kogyo Co. Ltd.	8,100	238

Yamazaki Baking Co. Ltd.	17,905	243

Yaskawa Electric Corp.	45,000	446

Yokogawa Electric Corp.	42,300	425
		506,173

Netherlands – 4.2%

Aegon N.V.	364,964	2,197

Akzo Nobel N.V.	49,827	3,166

ASML Holding N.V.	65,588	4,416

Corio N.V.	13,207	617

DE Master Blenders 1753 N.V. *	126,576	1,958

Delta Lloyd N.V.	30,756	531

Fugro N.V. – CVA	14,031	780

Gemalto N.V.	17,089	1,491

Heineken Holding N.V.	20,343	1,304

Heineken N.V.	47,790	3,608

ING Groep N.V. – CVA *	797,180	5,729

Koninklijke Ahold N.V.	209,540	3,213

Koninklijke Boskalis Westminster N.V.	16,698	664

Koninklijke DSM N.V.	32,624	1,901

Koninklijke KPN N.V.	219,394	743

Koninklijke Philips Electronics N.V.	198,998	5,914

Koninklijke Vopak N.V.	15,059	908

QIAGEN N.V. *	51,873	1,082

Randstad Holding N.V.	24,068	986

Reed Elsevier N.V.	144,460	2,476

Royal Dutch Shell PLC, Class A	777,648	25,255

Royal Dutch Shell PLC, Class B	547,431	18,217

TNT Express N.V.	65,520	482

Unilever N.V. – CVA	338,904	13,893

Wolters Kluwer N.V.	60,647	1,325

Ziggo N.V.	27,081	953
		103,809

New Zealand – 0.1%

Auckland International Airport Ltd.	186,954	461

Contact Energy Ltd.	74,783	357

Fletcher Building Ltd.	149,579	1,074

SKYCITY Entertainment Group Ltd.	116,881	432

Telecom Corp. of New Zealand Ltd.	385,615	756
		3,080

Norway – 0.8%

Aker Solutions ASA	33,399	624

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Norway – 0.8% – continued

DNB ASA	204,970	$3,017

Gjensidige Forsikring ASA	40,645	673

Norsk Hydro ASA	205,971	896

Orkla ASA	167,281	1,342

Seadrill Ltd.	73,566	2,677

Statoil ASA	234,918	5,736

Telenor ASA	145,272	3,186

Yara International ASA	39,625	1,802
		19,953

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered) *	404,557	415

Energias de Portugal S.A.	387,450	1,196

Galp Energia SGPS S.A.	58,423	916

Jeronimo Martins SGPS S.A.	44,922	875

Portugal Telecom SGPS S.A. (Registered)	122,958	611
		4,013

Singapore – 1.7%

Ascendas Real Estate Investment Trust	414,879	871

CapitaCommercial Trust	434,000	555

CapitaLand Ltd.	547,750	1,563

CapitaMall Trust	467,800	789

CapitaMalls Asia Ltd.	259,658	430

City Developments Ltd.	107,000	980

ComfortDelGro Corp. Ltd.	408,000	629

DBS Group Holdings Ltd.	382,626	4,950

Genting Singapore PLC	1,315,380	1,589

Global Logistic Properties Ltd.	420,939	892

Golden Agri-Resources Ltd.	1,530,892	717

Hutchison Port Holdings Trust, Class U	1,054,000	900

Jardine Cycle & Carriage Ltd.	21,446	885

Keppel Corp. Ltd.	299,550	2,710

Keppel Land Ltd.	148,473	473

Olam International Ltd.	326,479	454

Oversea-Chinese Banking Corp. Ltd.	543,944	4,680

SembCorp Industries Ltd.	211,644	887

SembCorp Marine Ltd.	186,800	669

Singapore Airlines Ltd.	111,734	980

Singapore Exchange Ltd.	177,000	1,101

Singapore Press Holdings Ltd.	327,295	1,184

Singapore Technologies Engineering Ltd.	307,000	1,069

Singapore Telecommunications Ltd.	1,651,925	4,790

StarHub Ltd.	109,000	383

United Overseas Bank Ltd.	265,875	4,377

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Singapore – 1.7% – continued

UOL Group Ltd.	97,739	$551

Wilmar International Ltd.	424,000	1,183
		41,241

Spain – 2.6%

Abertis Infraestructuras S.A.	73,642	1,243

Acciona S.A.	5,878	323

ACS Actividades de Construccion y Servicios S.A.	30,080	703

Amadeus IT Holding S.A., Class A	63,364	1,715

Banco Bilbao Vizcaya Argentaria S.A.	1,133,396	9,883

Banco de Sabadell S.A. *	604,842	1,112

Banco Popular Espanol S.A.	1,173,856	879

Banco Santander S.A.	2,160,384	14,615

Bankia S.A. *	206,900	44

CaixaBank	170,065	578

Distribuidora Internacional de Alimentacion S.A.	121,140	839

Enagas S.A.	41,105	960

Ferrovial S.A.	82,237	1,310

Gas Natural SDG S.A.	73,329	1,300

Grifols S.A. *	27,670	1,029

Grifols S.A., Class B *	4,066	117

Iberdrola S.A.	979,108	4,566

Inditex S.A.	45,313	6,039

Mapfre S.A.	160,101	495

Red Electrica Corp. S.A.	23,405	1,178

Repsol S.A.	175,018	3,561

Telefonica S.A.	852,194	11,519

Zardoya Otis S.A.	30,581	409
		64,417

Sweden – 3.2%

Alfa Laval AB	72,319	1,671

Assa Abloy AB, Class B	70,468	2,882

Atlas Copco AB, Class A	125,742	3,583

Atlas Copco AB, Class B	98,632	2,501

Boliden AB	54,821	884

Electrolux AB, Class B	51,914	1,323

Elekta AB, Class B	74,044	1,125

Getinge AB, Class B	41,400	1,265

Hennes & Mauritz AB, Class B	197,248	7,064

Hexagon AB, Class B	47,752	1,302

Husqvarna AB, Class B	81,339	481

Industrivarden AB, Class C	23,447	428

Investment AB Kinnevik, Class B	40,789	989

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Sweden – 3.2% – continued

Investor AB, Class B	95,370	$2,759

Lundin Petroleum AB *	46,379	1,005

Millicom International Cellular S.A. SDR	12,688	1,014

Nordea Bank AB	546,111	6,197

Ratos AB, Class B	37,859	400

Sandvik AB	213,753	3,298

Scania AB, Class B	64,527	1,354

Securitas AB, Class B	64,484	608

Skandinaviska Enskilda Banken AB, Class A	296,563	2,983

Skanska AB, Class B	81,856	1,481

SKF AB, Class B	82,429	2,017

Svenska Cellulosa AB, Class B	122,517	3,163

Svenska Handelsbanken AB, Class A	103,648	4,436

Swedbank AB, Class A	167,485	3,816

Swedish Match AB	42,788	1,330

Tele2 AB, Class B	64,463	1,123

Telefonaktiebolaget LM Ericsson, Class B	635,041	7,924

TeliaSonera AB	448,193	3,204

Volvo AB, Class B	291,239	4,244
		77,854

Switzerland – 9.5%

ABB Ltd. (Registered) *	456,895	10,318

Actelion Ltd. (Registered) *	22,234	1,208

Adecco S.A. (Registered) *	28,630	1,570

Aryzta A.G. *	14,787	874

Aryzta A.G. (Dublin Exchange) *	4,637	271

Baloise Holding A.G. (Registered)	9,412	882

Banque Cantonale Vaudoise (Registered)	597	334

Barry Callebaut A.G. (Registered) *	380	367

Cie Financiere Richemont S.A., Class A (Bearer)	108,615	8,538

Credit Suisse Group A.G. (Registered) *	261,392	6,898

EMS-Chemie Holding A.G. (Registered)	1,556	469

Geberit A.G. (Registered)	7,598	1,872

Givaudan S.A. (Registered) *	1,785	2,193

Glencore International PLC *	792,058	4,306

Holcim Ltd. (Registered) *	47,651	3,802

Julius Baer Group Ltd. *	45,862	1,787

Kuehne + Nagel International A.G. (Registered)	11,591	1,266

Lindt & Spruengli A.G. (Registered) *	19	857

Lindt & Spruengli A.G. (Participation Certificate) *	174	670

Lonza Group A.G. (Registered) *	10,376	674

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Switzerland – 9.5% – continued

Nestle S.A. (Registered)	671,412	$48,574

Novartis A.G. (Registered)	479,028	34,112

Pargesa Holding S.A. (Bearer)	5,613	382

Partners Group Holding A.G.	3,815	942

Roche Holding A.G. (Genusschein)	146,517	34,208

Schindler Holding A.G. (Registered)	4,699	671

Schindler Holding A.G. (Participation Certificate)	10,786	1,581

SGS S.A. (Registered)	1,155	2,838

Sika A.G. (Bearer)	433	1,053

Sonova Holding A.G. (Registered) *	9,977	1,198

STMicroelectronics N.V.	129,911	1,000

Sulzer A.G. (Registered)	4,775	818

Swatch Group (The) A.G. (Bearer)	6,438	3,748

Swatch Group (The) A.G. (Registered)	8,920	906

Swiss Life Holding A.G. (Registered) *	6,085	903

Swiss Prime Site A.G. (Registered) *	11,146	903

Swiss Re A.G.	73,023	5,943

Swisscom A.G. (Registered)	4,969	2,300

Syngenta A.G. (Registered)	19,330	8,080

Transocean Ltd. *	75,308	3,891

UBS A.G. (Registered) *	756,806	11,622

Wolseley PLC	56,470	2,822

Xstrata PLC	436,873	7,121

Zurich Insurance Group A.G. *	30,908	8,608
		233,380

United Kingdom – 18.6%

3i Group PLC	217,768	1,051

Aberdeen Asset Management PLC	174,471	1,143

Admiral Group PLC	41,238	837

Aggreko PLC	54,348	1,478

AMEC PLC	66,095	1,061

Anglo American PLC	289,455	7,451

Antofagasta PLC	83,656	1,253

ARM Holdings PLC	288,136	4,053

Associated British Foods PLC	76,073	2,198

AstraZeneca PLC	260,106	13,078

Aviva PLC	613,575	2,765

Babcock International Group PLC	72,173	1,196

BAE Systems PLC	677,889	4,069

Balfour Beatty PLC	133,546	478

Barclays PLC	2,415,285	10,704

BG Group PLC	705,823	12,117

BHP Billiton PLC	439,393	12,757

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

United Kingdom – 18.6% – continued

BP PLC	3,972,277	$27,896

British American Tobacco PLC	404,936	21,681

British Land Co. PLC	182,775	1,510

British Sky Broadcasting Group PLC	225,297	3,024

BT Group PLC	1,636,206	6,894

Bunzl PLC	71,337	1,407

Burberry Group PLC	89,820	1,815

Capita PLC	139,847	1,914

Carnival Corp.	5,012	172

Carnival PLC	34,643	1,217

Centrica PLC	1,076,578	6,025

Cobham PLC	219,571	812

Compass Group PLC	388,594	4,965

Croda International PLC	27,795	1,159

Diageo PLC	522,558	16,455

Eurasian Natural Resources Corp. PLC	51,328	192

Evraz PLC	69,154	235

Fresnillo PLC	39,656	820

G4S PLC	283,198	1,257

GKN PLC	348,112	1,404

GlaxoSmithKline PLC	1,020,621	23,889

Hammerson PLC	142,094	1,065

Hargreaves Lansdown PLC	47,798	631

HSBC Holdings PLC	3,814,030	40,604

ICAP PLC	112,022	495

IMI PLC	65,186	1,284

Imperial Tobacco Group PLC	205,960	7,211

Inmarsat PLC	91,834	983

InterContinental Hotels Group PLC	58,023	1,774

International Consolidated Airlines Group S.A. *	187,287	724

Intertek Group PLC	34,278	1,771

Intu Properties PLC	142,496	725

Invensys PLC	163,653	876

Investec PLC	120,214	839

ITV PLC	746,923	1,470

J. Sainsbury PLC	265,315	1,527

Johnson Matthey PLC	44,025	1,540

Kazakhmys PLC	42,815	256

Kingfisher PLC	497,299	2,180

Land Securities Group PLC	166,714	2,101

Legal & General Group PLC	1,223,574	3,214

Lloyds Banking Group PLC *	8,767,993	6,523

London Stock Exchange Group PLC	37,491	749

Marks & Spencer Group PLC	343,327	2,035

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

United Kingdom – 18.6% – continued

Meggitt PLC	171,442	$1,284

Melrose Industries PLC	242,256	978

National Grid PLC	753,010	8,769

Next PLC	34,043	2,262

Old Mutual PLC	1,025,301	3,172

Pearson PLC	170,517	3,073

Petrofac Ltd.	55,419	1,208

Prudential PLC	529,941	8,623

Randgold Resources Ltd.	18,391	1,584

Reckitt Benckiser Group PLC	136,180	9,772

Reed Elsevier PLC	255,927	3,047

Resolution Ltd.	284,978	1,183

Rexam PLC	158,236	1,269

Rio Tinto PLC	278,866	13,135

Rolls-Royce Holdings PLC *	389,322	6,690

Royal Bank of Scotland Group PLC *	445,726	1,875

RSA Insurance Group PLC	763,386	1,353

SABMiller PLC	198,296	10,443

Sage Group (The) PLC	265,218	1,385

Schroders PLC	22,632	728

Segro PLC	144,634	559

Serco Group PLC	109,451	1,046

Severn Trent PLC	48,219	1,255

Smith & Nephew PLC	192,020	2,221

Smiths Group PLC	84,476	1,619

SSE PLC	195,899	4,426

Standard Chartered PLC	500,544	12,967

Standard Life PLC	497,121	2,773

Subsea 7 S.A.	58,310	1,368

Tate & Lyle PLC	101,335	1,311

Tesco PLC	1,669,268	9,705

TUI Travel PLC	95,288	473

Tullow Oil PLC	188,982	3,537

Unilever PLC	268,216	11,380

United Utilities Group PLC	147,234	1,586

Vedanta Resources PLC	22,987	351

Vodafone Group PLC	10,247,259	29,085

Weir Group (The) PLC	43,672	1,503

Whitbread PLC	38,374	1,503

WM Morrison Supermarkets PLC	482,397	2,026

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

United Kingdom – 18.6% – continued

WPP PLC	262,887	$4,205
		459,741
Total Common Stocks (2)
(Cost $2,018,334)		2,366,084

PREFERRED STOCKS – 0.5%

Germany – 0.5%

Bayerische Motoren Werke A.G.	10,583	676

Henkel A.G. & Co. KGaA	36,859	3,549

Porsche Automobil Holding S.E.	32,487	2,376

ProSiebenSat.1 Media A.G.	18,774	671

RWE A.G. (Non Voting)	7,506	269

Volkswagen A.G.	30,064	5,976
		13,517
Total Preferred Stocks (2)
(Cost $8,454)		13,517

RIGHTS – 0.0%

Austria – 0.0%

Immoeast A.G. *	63,165	–

Immoeast A.G. *	62,543	–
		–

France – 0.0%

Eurazeo *	36	–

Spain – 0.0%

CaixaBank S.A. *	166,875	11
Total Rights (2)
(Cost $13)		11

INVESTMENT COMPANIES – 3.0%

iShares MSCI EAFE Index Fund	493,110	29,084

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (3)(4)	45,426,282	45,426
Total Investment Companies
(Cost $74,030)		74,510

Total Investments – 99.5%
(Cost $2,100,831)		2,454,122

Other Assets less Liabilities – 0.5%		11,183
NET ASSETS – 100.0%		$2,465,305

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $2,864,000 with net purchases of approximately $42,562,000 during the fiscal year ended March 31, 2013.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the International Equity Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Euro Stoxx 50 (Euro)	605	$19,807	Long	6/13	$(648)
FTSE 100 Index (British Pound)	158	15,247	Long	6/13	(88)
Hang Seng Index (Hong Kong Dollar)	15	2,156	Long	4/13	– *
Nikkei 225 (Japanese Yen)	37	2,442	Long	6/13	162
SPI 200 (Australian Dollar)	49	6,335	Long	6/13	(120)
Topix Index (Japanese Yen)	29	3,199	Long	6/13	137
Yen Denominated Nikkei 225 (Japanese Yen)	90	5,935	Long	6/13	361

Total					$(196)

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the International Equity Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	27.1%
British Pound	21.7
Japanese Yen	21.0
Australian Dollar	9.1
Swiss Franc	9.1
All other currencies less than 5%	12.0

Total	100.0%

At March 31, 2013, the industry sectors (unaudited) for the International Equity Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.8%
Consumer Staples	12.2
Energy	7.1
Financials	25.7
Health Care	10.2
Industrials	12.4
Information Technology	4.3
Materials	8.8
Telecommunication Services	4.9
Utilities	3.6

Total	100.0%

At March 31, 2013, the International Equity Index Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	570	Singapore Dollar	707	4/1/13	$– *
United States Dollar	3,228	Australian Dollar	3,079	4/2/13	(22)
United States Dollar	7,631	British Pound	5,035	4/2/13	20
United States Dollar	6,707	Euro	5,216	4/2/13	(21)
United States Dollar	42	New Zealand Dollar	51	4/2/13	– *
United States Dollar	1,142	Swedish Krona	7,418	4/2/13	(3)
United States Dollar	3,184	Swiss Franc	3,020	4/2/13	7
United States Dollar	399	Danish Krone	2,315	4/3/13	(1)
United States Dollar	311	Norwegian Krone	1,819	4/3/13	– *
Australian Dollar	194	United States Dollar	200	6/19/13	(1)
Australian Dollar	243	United States Dollar	250	6/19/13	(2)
Australian Dollar	293	United States Dollar	300	6/19/13	(3)
British Pound	66	United States Dollar	100	6/19/13	– *
British Pound	132	United States Dollar	200	6/19/13	(1)
British Pound	264	United States Dollar	400	6/19/13	(1)
British Pound	331	United States Dollar	500	6/19/13	(3)
British Pound	468	United States Dollar	700	6/19/13	(11)
British Pound	469	United States Dollar	700	6/19/13	(13)
Euro	773	United States Dollar	1,000	6/19/13	9
Euro	231	United States Dollar	300	6/19/13	4
Euro	232	United States Dollar	300	6/19/13	3
Euro	548	United States Dollar	700	6/19/13	(3)
Japanese Yen	9,415	United States Dollar	100	6/19/13	– *
Japanese Yen	282,954	United States Dollar	3,000	6/19/13	(8)
Swedish Krona	2,609	United States Dollar	400	6/19/13	– *
Swedish Krona	652	United States Dollar	100	6/19/13	– *
Swiss Franc	285	United States Dollar	300	6/19/13	(1)
United States Dollar	400	Australian Dollar	386	6/19/13	(1)
United States Dollar	400	Australian Dollar	383	6/19/13	(3)
United States Dollar	1,930	British Pound	1,285	6/19/13	22
United States Dollar	1,000	British Pound	662	6/19/13	5
United States Dollar	1,000	British Pound	662	6/19/13	5
United States Dollar	1,000	Euro	782	6/19/13	4
United States Dollar	1,000	Euro	782	6/19/13	3
United States Dollar	350	Euro	273	6/19/13	– *
United States Dollar	600	Euro	464	6/19/13	(5)
United States Dollar	8,755	Euro	6,755	6/19/13	(90)
United States Dollar	1,188	Hong Kong Dollar	9,213	6/19/13	(1)
United States Dollar	6,110	Japanese Yen	588,269	6/19/13	143
United States Dollar	700	Japanese Yen	67,217	6/19/13	14
United States Dollar	300	Japanese Yen	28,649	6/19/13	5

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued	MARCH 31, 2013

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	300	Japanese Yen	28,398	6/19/13	$2
United States Dollar	740	Singapore Dollar	925	6/19/13	6
United States Dollar	200	Swedish Krona	1,305	6/19/13	–*
United States Dollar	690	Swedish Krona	4,452	6/19/13	(8)
United States Dollar	1,440	Swiss Franc	1,373	6/19/13	8
United States Dollar	400	Swiss Franc	381	6/19/13	2

Total					$60

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for indentical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2013 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions including risk, market participants would use in pricing a strategy).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$104,984		$146,353	$–	$251,337
Consumer Staples	33,954		256,708	–	290,662
Energy	6,788		164,211	–	170,999
Financials	106,307		484,843	–	591,150
Health Care	34,833		211,117	–	245,950
Industrials	98,136		199,676	–	297,812
Information Technology	53,392		49,487	–	102,879
Materials	31,936		179,472	–	211,408
Telecommunication Services	22,404		94,517	–	116,921
Utilities	13,510		73,456	–	86,966
Preferred Stocks
Consumer Discretionary	–		9,699	–	9,699
Consumer Staples	–		3,549	–	3,549
Utilities	–		269	–	269
Rights
Financials	–		$11	–	11
Investment Companies	74,510		–	–	74,510
Total Investments	$580,754		$1,873,368	$–	$2,454,122

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$660		$ –	$–	$660
Foreign Currency Exchange Contracts	–		262	–	262
Liabilities
Futures Contracts	(856)		–	–	(856)
Foreign Currency
Exchange Contracts	–		(202)	–	(202)
Total Other Financial Instruments		$(196)	$60	$–	$(136)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

Industry	Value (000s)	Reason
Common Stocks
Consumer Discretionary	$104,351	Valuations at unadjusted quoted market price
Consumer Staples	33,719	Valuations at unadjusted quoted market price
Energy	6,788	Valuations at unadjusted quoted market price
Financials	104,751	Valuations at unadjusted quoted market price
Health Care	34,597	Valuations at unadjusted quoted market price
Industrials	95,553	Valuations at unadjusted quoted market price
Information Technology	53,180	Valuations at unadjusted quoted market price
Materials	31,406	Valuations at unadjusted quoted market price
Telecommunication Services	22,404	Valuations at unadjusted quoted market price
Utilities	13,510	Valuations at unadjusted quoted market price
Total	$500,259

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9%

Advertising – 0.2%

Lamar Advertising Co., Class A *	39,134	$1,902

Aerospace/Defense – 1.2%

Alliant Techsystems, Inc.	23,054	1,670

B/E Aerospace, Inc. *	74,151	4,471

Esterline Technologies Corp. *	21,830	1,652

Exelis, Inc.	132,770	1,446

Triumph Group, Inc.	35,297	2,771
		12,010

Agriculture – 0.1%

Universal Corp.	16,560	928

Airlines – 0.4%

Alaska Air Group, Inc. *	49,709	3,179

JetBlue Airways Corp. *	157,900	1,090
		4,269

Apparel – 1.0%

Carter’s, Inc. *	35,869	2,054

Deckers Outdoor Corp. *	24,327	1,355

Hanesbrands, Inc. *	69,685	3,175

Under Armour, Inc., Class A *	54,596	2,795
		9,379

Auto Manufacturers – 0.3%

Oshkosh Corp. *	61,759	2,624

Banks – 3.6%

Associated Banc-Corp.	118,746	1,804

BancorpSouth, Inc.	58,672	956

Bank of Hawaii Corp.	31,581	1,604

Cathay General Bancorp	51,872	1,044

City National Corp.	33,355	1,965

Commerce Bancshares, Inc.	54,546	2,227

Cullen/Frost Bankers, Inc.	43,729	2,734

East West Bancorp, Inc.	98,965	2,540

FirstMerit Corp.	77,363	1,279

Fulton Financial Corp.	140,113	1,639

Hancock Holding Co.	59,824	1,850

International Bancshares Corp.	38,013	791

Prosperity Bancshares, Inc.	31,687	1,502

Signature Bank *	32,692	2,575

SVB Financial Group *	31,744	2,252

Synovus Financial Corp.	560,586	1,553

TCF Financial Corp.	116,074	1,736

Trustmark Corp.	47,355	1,184

Valley National Bancorp	140,494	1,439

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Banks – 3.6% – continued

Webster Financial Corp.	56,600	$1,373

Westamerica Bancorporation	19,144	868
		34,915

Beverages – 0.5%

Green Mountain Coffee Roasters, Inc. *	87,215	4,950

Biotechnology – 2.4%

Bio-Rad Laboratories, Inc., Class A *	14,252	1,796

Charles River Laboratories International, Inc. *	34,050	1,507

Regeneron Pharmaceuticals, Inc. *	54,004	9,526

United Therapeutics Corp. *	33,012	2,010

Vertex Pharmaceuticals, Inc. *	154,254	8,481
		23,320

Building Materials – 1.2%

Fortune Brands Home & Security, Inc. *	116,009	4,342

Lennox International, Inc.	32,379	2,056

Louisiana-Pacific Corp. *	98,997	2,138

Martin Marietta Materials, Inc.	32,413	3,307
		11,843

Chemicals – 2.5%

Albemarle Corp.	62,834	3,928

Ashland, Inc.	51,895	3,856

Cabot Corp.	42,250	1,445

Cytec Industries, Inc.	31,785	2,355

Intrepid Potash, Inc.	37,318	700

Minerals Technologies, Inc.	24,892	1,033

NewMarket Corp.	7,548	1,965

Olin Corp.	56,288	1,420

RPM International, Inc.	93,231	2,944

Sensient Technologies Corp.	35,256	1,378

Valspar Corp.	59,187	3,685
		24,709

Coal – 0.2%

Alpha Natural Resources, Inc. *	157,225	1,291

Arch Coal, Inc.	149,951	814
		2,105

Commercial Services – 5.2%

Aaron’s, Inc.	49,794	1,428

Alliance Data Systems Corp. *	35,297	5,714

Brink’s (The) Co.	34,111	964

Convergys Corp.	75,301	1,282

CoreLogic, Inc. *	68,903	1,782

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Commercial Services – 5.2% – continued

Corporate Executive Board (The) Co.	23,683	$1,377

Deluxe Corp.	35,710	1,478

DeVry, Inc.	39,921	1,268

FTI Consulting, Inc. *	28,936	1,090

Gartner, Inc. *	66,045	3,594

Global Payments, Inc.	55,747	2,768

HMS Holdings Corp. *	61,257	1,663

Lender Processing Services, Inc.	59,975	1,527

Manpower, Inc.	54,350	3,083

Matthews International Corp., Class A	19,681	687

Monster Worldwide, Inc. *	82,783	420

R.R. Donnelley & Sons Co.	127,382	1,535

Rent-A-Center, Inc.	41,180	1,521

Rollins, Inc.	46,425	1,140

SEI Investments Co.	94,840	2,736

Service Corp. International	149,904	2,508

Sotheby’s	48,086	1,799

Strayer Education, Inc.	7,822	378

Towers Watson & Co., Class A	39,928	2,768

TravelCenters of America LLC - (Fractional Shares) *	80,000	–

United Rentals, Inc. *	65,508	3,601

Valassis Communications, Inc.	27,529	822

WEX, Inc. *	27,290	2,142
		51,075

Computers – 2.3%

Cadence Design Systems, Inc. *	199,935	2,785

Diebold, Inc.	44,901	1,361

DST Systems, Inc.	21,236	1,514

Jack Henry & Associates, Inc.	60,808	2,810

Lexmark International, Inc., Class A	44,631	1,178

Mentor Graphics Corp.	67,508	1,219

MICROS Systems, Inc. *	56,107	2,553

NCR Corp. *	115,801	3,191

Riverbed Technology, Inc. *	115,538	1,723

Synopsys, Inc. *	108,835	3,905
		22,239

Distribution/Wholesale – 1.3%

Arrow Electronics, Inc. *	74,952	3,045

Ingram Micro, Inc., Class A *	106,364	2,093

LKQ Corp. *	210,640	4,584

Owens & Minor, Inc.	44,486	1,448

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Distribution/Wholesale – 1.3% – continued

Watsco, Inc.	21,016	$1,769
		12,939

Diversified Financial Services – 2.2%

Affiliated Managers Group, Inc. *	37,191	5,711

CBOE Holdings, Inc.	61,686	2,279

Eaton Vance Corp.	82,255	3,441

Federated Investors, Inc., Class B	66,239	1,568

Greenhill & Co., Inc.	18,017	962

Janus Capital Group, Inc.	134,859	1,267

Raymond James Financial, Inc.	79,878	3,682

Waddell & Reed Financial, Inc., Class A	60,617	2,654
		21,564

Electric – 3.4%

Alliant Energy Corp.	78,586	3,943

Black Hills Corp.	31,164	1,372

Cleco Corp.	42,913	2,018

Great Plains Energy, Inc.	108,034	2,505

Hawaiian Electric Industries, Inc.	69,668	1,931

IDACORP, Inc.	35,602	1,719

MDU Resources Group, Inc.	133,413	3,334

National Fuel Gas Co.	58,886	3,613

NV Energy, Inc.	166,664	3,338

OGE Energy Corp.	69,760	4,882

PNM Resources, Inc.	55,897	1,302

Westar Energy, Inc.	90,053	2,988
		32,945

Electrical Components & Equipment – 1.9%

Acuity Brands, Inc.	30,301	2,101

AMETEK, Inc.	172,071	7,461

Energizer Holdings, Inc.	43,834	4,372

General Cable Corp. *	35,134	1,287

Hubbell, Inc., Class B	37,682	3,659
		18,880

Electronics – 2.4%

Avnet, Inc. *	97,064	3,514

Gentex Corp.	100,682	2,014

Itron, Inc. *	27,640	1,282

Mettler-Toledo International, Inc. *	21,456	4,575

National Instruments Corp.	67,502	2,211

Tech Data Corp. *	26,613	1,214

Trimble Navigation Ltd. *	180,538	5,409

Vishay Intertechnology, Inc. *	93,324	1,270

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Electronics – 2.4% – continued

Woodward, Inc.	43,009	$1,710
		23,199

Engineering & Construction – 0.9%

AECOM Technology Corp. *	74,099	2,430

Granite Construction, Inc.	25,582	815

KBR, Inc.	104,048	3,338

URS Corp.	54,134	2,566
		9,149

Entertainment – 0.6%

Bally Technologies, Inc. *	28,921	1,503

Cinemark Holdings, Inc.	72,284	2,128

DreamWorks Animation SKG, Inc., Class A *	50,553	958

International Speedway Corp., Class A	17,893	585

Scientific Games Corp., Class A *	38,383	336
		5,510

Environmental Control – 0.6%

Clean Harbors, Inc. *	37,311	2,167

Mine Safety Appliances Co.	21,971	1,090

Waste Connections, Inc.	87,011	3,131
		6,388

Food – 1.9%

Flowers Foods, Inc.	81,547	2,686

Harris Teeter Supermarkets, Inc.	35,060	1,497

Hillshire Brands Co.	86,562	3,043

Ingredion, Inc.	54,662	3,953

Lancaster Colony Corp.	13,634	1,050

Post Holdings, Inc. *	22,787	978

Smithfield Foods, Inc. *	88,410	2,341

SUPERVALU, Inc.	151,557	764

Tootsie Roll Industries, Inc.	14,983	448

United Natural Foods, Inc. *	34,896	1,717
		18,477

Forest Products & Paper – 0.2%

Domtar Corp.	24,578	1,908

Gas – 1.3%

Atmos Energy Corp.	64,220	2,741

Questar Corp.	124,071	3,019

UGI Corp.	79,646	3,058

Vectren Corp.	58,002	2,054

WGL Holdings, Inc.	36,660	1,617
		12,489

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Hand/Machine Tools – 0.8%

Kennametal, Inc.	55,935	$2,184

Lincoln Electric Holdings, Inc.	58,574	3,173

Regal-Beloit Corp.	31,684	2,584
		7,941

Healthcare – Products – 3.2%

Cooper (The) Cos., Inc.	34,198	3,689

Henry Schein, Inc. *	61,939	5,732

Hill-Rom Holdings, Inc.	42,698	1,504

Hologic, Inc. *	188,906	4,269

IDEXX Laboratories, Inc. *	38,633	3,569

Masimo Corp.	36,843	723

ResMed, Inc.	101,356	4,699

STERIS Corp.	41,291	1,718

Techne Corp.	24,444	1,659

Teleflex, Inc.	28,880	2,441

Thoratec Corp. *	40,791	1,530
		31,533

Healthcare – Services – 2.1%

Community Health Systems, Inc.	64,991	3,080

Covance, Inc. *	38,951	2,895

Health Management Associates, Inc., Class A *	182,364	2,347

Health Net, Inc. *	56,076	1,605

LifePoint Hospitals, Inc. *	33,254	1,611

MEDNAX, Inc. *	35,460	3,178

Universal Health Services, Inc., Class B	62,802	4,011

WellCare Health Plans, Inc. *	30,549	1,771
		20,498

Home Builders – 1.1%

KB Home	57,843	1,259

MDC Holdings, Inc.	27,257	999

NVR, Inc. *	3,315	3,581

Thor Industries, Inc.	30,977	1,140

Toll Brothers, Inc. *	106,491	3,646
		10,625

Home Furnishings – 0.2%

Tempur-Pedic International, Inc. *	42,463	2,108

Household Products/Wares – 1.4%

Church & Dwight Co., Inc.	97,668	6,312

Jarden Corp. *	78,537	3,366

Scotts Miracle-Gro (The) Co., Class A	27,202	1,176

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Household Products/Wares – 1.4% – continued

Tupperware Brands Corp.	38,167	$3,120
		13,974

Insurance – 4.7%

Alleghany Corp. *	11,934	4,725

American Financial Group, Inc.	53,215	2,521

Arthur J. Gallagher & Co.	89,149	3,683

Aspen Insurance Holdings Ltd.	49,571	1,913

Brown & Brown, Inc.	83,161	2,665

Everest Re Group Ltd.	36,166	4,697

Fidelity National Financial, Inc., Class A	151,988	3,835

First American Financial Corp.	76,099	1,946

Hanover Insurance Group (The), Inc.	31,546	1,567

HCC Insurance Holdings, Inc.	71,315	2,997

Kemper Corp.	38,263	1,248

Mercury General Corp.	25,629	972

Old Republic International Corp.	170,585	2,168

Primerica, Inc.	32,308	1,059

Protective Life Corp.	55,123	1,973

Reinsurance Group of America, Inc.	52,109	3,109

StanCorp Financial Group, Inc.	31,135	1,331

W.R. Berkley Corp.	77,685	3,447
		45,856

Internet – 1.8%

AOL, Inc.	54,232	2,087

Equinix, Inc. *	34,457	7,453

Rackspace Hosting, Inc. *	78,062	3,941

TIBCO Software, Inc. *	110,071	2,226

ValueClick, Inc. *	50,044	1,479
		17,186

Investment Companies – 0.1%

Apollo Investment Corp.	143,190	1,197

Iron/Steel – 0.9%

Carpenter Technology Corp.	31,269	1,541

Commercial Metals Co.	81,990	1,300

Reliance Steel & Aluminum Co.	53,973	3,841

Steel Dynamics, Inc.	156,365	2,482
		9,164

Leisure Time – 0.6%

Life Time Fitness, Inc. *	28,212	1,207

Polaris Industries, Inc.	45,003	4,162

WMS Industries, Inc. *	38,322	966
		6,335

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Machinery – Construction & Mining – 0.3%

Terex Corp. *	78,006	$2,685

Machinery – Diversified – 2.0%

AGCO Corp.	68,691	3,580

Gardner Denver, Inc.	34,895	2,621

Graco, Inc.	43,149	2,504

IDEX Corp.	58,295	3,114

Nordson Corp.	40,222	2,653

Wabtec Corp.	33,766	3,448

Zebra Technologies Corp., Class A *	35,989	1,696
		19,616

Media – 0.9%

AMC Networks, Inc., Class A *	40,981	2,589

FactSet Research Systems, Inc.	28,673	2,655

John Wiley & Sons, Inc., Class A	33,298	1,297

Meredith Corp.	25,511	976

New York Times (The) Co., Class A *	86,389	847

Scholastic Corp.	18,511	494
		8,858

Metal Fabrication/Hardware – 0.7%

Timken Co.	56,293	3,185

Valmont Industries, Inc.	16,531	2,600

Worthington Industries, Inc.	37,285	1,155
		6,940

Mining – 0.5%

Compass Minerals International, Inc.	23,379	1,845

Royal Gold, Inc.	46,053	3,271
		5,116

Miscellaneous Manufacturing – 2.2%

Aptargroup, Inc.	46,998	2,695

Carlisle Cos., Inc.	44,971	3,049

CLARCOR, Inc.	35,076	1,837

Crane Co.	34,116	1,906

Donaldson Co., Inc.	95,582	3,459

Harsco Corp.	56,800	1,407

ITT Corp.	65,294	1,856

SPX Corp.	33,256	2,626

Trinity Industries, Inc.	55,839	2,531
		21,366

Office Furnishings – 0.2%

Herman Miller, Inc.	41,254	1,141

HNI Corp.	31,665	1,124
		2,265

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Oil & Gas – 3.2%

Atwood Oceanics, Inc. *	40,179	$2,111

Bill Barrett Corp. *	34,465	699

Cimarex Energy Co.	60,943	4,598

Energen Corp.	50,918	2,648

Forest Oil Corp. *	84,640	445

HollyFrontier Corp.	143,917	7,405

Northern Oil and Gas, Inc. *	42,550	612

Patterson-UTI Energy, Inc.	103,263	2,462

Plains Exploration & Production Co. *	91,090	4,324

Quicksilver Resources, Inc. *	85,112	191

Rosetta Resources, Inc. *	37,327	1,776

SM Energy Co.	46,765	2,769

Unit Corp. *	31,075	1,415
		31,455

Oil & Gas Services – 2.0%

CARBO Ceramics, Inc.	13,880	1,264

Dresser-Rand Group, Inc. *	53,459	3,296

Dril-Quip, Inc. *	25,729	2,243

Helix Energy Solutions Group, Inc. *	70,162	1,605

Oceaneering International, Inc.	76,253	5,064

Oil States International, Inc. *	38,750	3,161

Superior Energy Services, Inc. *	112,856	2,931
		19,564

Packaging & Containers – 1.3%

Greif, Inc., Class A	21,497	1,153

Packaging Corp. of America	69,328	3,111

Rock-Tenn Co., Class A	50,759	4,710

Silgan Holdings, Inc.	32,004	1,512

Sonoco Products Co.	71,748	2,510
		12,996

Pharmaceuticals – 0.7%

Endo Health Solutions, Inc. *	80,757	2,484

Omnicare, Inc.	74,085	3,017

VCA Antech, Inc. *	62,010	1,456
		6,957

Real Estate – 0.4%

Alexander & Baldwin, Inc. *	30,534	1,091

Jones Lang LaSalle, Inc.	31,111	3,093
		4,184

Real Estate Investment Trusts – 10.1%

Alexandria Real Estate Equities, Inc.	45,098	3,201

American Campus Communities, Inc.	74,144	3,362

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Real Estate Investment Trusts – 10.1% – continued

BioMed Realty Trust, Inc.	130,217	$2,813

BRE Properties, Inc.	54,239	2,640

Camden Property Trust	59,644	4,096

Corporate Office Properties Trust	60,512	1,614

Corrections Corp. of America	70,638	2,760

Duke Realty Corp.	227,310	3,860

Equity One, Inc.	43,554	1,044

Essex Property Trust, Inc.	26,831	4,040

Extra Space Storage, Inc.	72,760	2,857

Federal Realty Investment Trust	45,856	4,954

Highwoods Properties, Inc.	57,025	2,256

Home Properties, Inc.	36,347	2,305

Hospitality Properties Trust	97,301	2,670

Kilroy Realty Corp.	52,905	2,772

Liberty Property Trust	84,566	3,362

Macerich (The) Co.	97,172	6,256

Mack-Cali Realty Corp.	59,137	1,692

National Retail Properties, Inc.	81,998	2,966

Omega Healthcare Investors, Inc.	80,239	2,436

Potlatch Corp.	28,557	1,310

Rayonier, Inc.	88,158	5,260

Rayonier, Inc. - (Fractional Shares) *	50,000	–

Realty Income Corp.	137,323	6,228

Regency Centers Corp.	64,137	3,394

Senior Housing Properties Trust	133,077	3,570

SL Green Realty Corp.	64,521	5,556

Taubman Centers, Inc.	44,798	3,479

UDR, Inc.	176,794	4,277

Weingarten Realty Investors	78,765	2,485
		99,515

Retail – 5.7%

Advance Auto Parts, Inc.	52,175	4,312

Aeropostale, Inc. *	55,386	753

American Eagle Outfitters, Inc.	127,643	2,387

ANN, Inc. *	34,246	994

Ascena Retail Group, Inc. *	89,215	1,655

Barnes & Noble, Inc. *	26,336	433

Big Lots, Inc. *	41,227	1,454

Bob Evans Farms, Inc.	19,973	851

Brinker International, Inc.	50,098	1,886

Cabela’s, Inc. *	32,692	1,987

Cheesecake Factory (The), Inc.	34,320	1,325

Chico’s FAS, Inc.	117,279	1,970

Copart, Inc. *	75,219	2,579

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Retail – 5.7% – continued

Dick’s Sporting Goods, Inc.	69,558	$3,290

Foot Locker, Inc.	106,667	3,652

Guess?, Inc.	43,301	1,075

HSN, Inc.	26,112	1,433

MSC Industrial Direct Co., Inc., Class A	33,089	2,839

Office Depot, Inc. *	204,099	802

Panera Bread Co., Class A *	19,875	3,284

Regis Corp.	39,595	720

Saks, Inc. *	70,964	814

Signet Jewelers Ltd.	57,140	3,829

Tractor Supply Co.	48,925	5,095

Wendy’s (The) Co.	199,101	1,129

Williams-Sonoma, Inc.	61,141	3,150

World Fuel Services Corp.	50,890	2,021
		55,719

Savings & Loans – 0.9%

Astoria Financial Corp.	58,693	579

First Niagara Financial Group, Inc.	248,924	2,205

New York Community Bancorp, Inc.	311,708	4,473

Washington Federal, Inc.	74,544	1,305
		8,562

Semiconductors – 2.1%

Atmel Corp. *	312,147	2,172

Cree, Inc. *	82,661	4,522

Cypress Semiconductor Corp. *	94,904	1,047

Fairchild Semiconductor International, Inc. *	89,091	1,260

Integrated Device Technology, Inc. *	102,825	768

International Rectifier Corp. *	49,175	1,040

Intersil Corp., Class A	88,020	767

MEMC Electronic Materials, Inc. *	165,410	728

QLogic Corp. *	64,678	750

Rovi Corp. *	73,169	1,567

Semtech Corp. *	47,162	1,669

Silicon Laboratories, Inc. *	27,073	1,120

Skyworks Solutions, Inc. *	135,713	2,990
		20,400

Shipbuilding – 0.2%

Huntington Ingalls Industries, Inc.	35,084	1,871

Software – 3.6%

ACI Worldwide, Inc. *	27,654	1,351

Acxiom Corp.*	51,881	1,058

Advent Software, Inc.*	22,067	617

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Software – 3.6% – continued

Allscripts Healthcare Solutions, Inc. *	121,229	$1,648

ANSYS, Inc. *	65,654	5,346

Broadridge Financial Solutions, Inc.	86,674	2,153

CommVault Systems, Inc. *	30,469	2,498

Compuware Corp. *	150,817	1,885

Concur Technologies, Inc. *	32,254	2,215

Fair Isaac Corp.	25,260	1,154

Informatica Corp. *	75,961	2,618

Mantech International Corp., Class A	16,907	454

MSCI, Inc. *	85,030	2,885

PTC, Inc. *	84,952	2,165

SolarWinds, Inc. *	43,467	2,569

Solera Holdings, Inc.	48,698	2,841

VeriFone Systems, Inc. *	76,187	1,576
		35,033

Telecommunications – 1.4%

ADTRAN, Inc.	43,815	861

Ciena Corp. *	71,087	1,138

InterDigital, Inc.	28,989	1,387

NeuStar, Inc., Class A *	46,858	2,180

Plantronics, Inc.	29,883	1,320

Polycom, Inc. *	126,239	1,399

RF Micro Devices, Inc. *	195,758	1,041

Telephone & Data Systems, Inc.	71,251	1,501

Tellabs, Inc.	234,748	491

tw telecom, Inc. *	107,648	2,712
		14,030

Textiles – 0.5%

Mohawk Industries, Inc. *	41,216	4,662

Transportation – 2.8%

Con-way, Inc.	39,490	1,390

Genesee & Wyoming, Inc., Class A *	34,937	3,253

J.B. Hunt Transport Services, Inc.	64,029	4,769

Kansas City Southern	77,743	8,622

Kirby Corp. *	40,119	3,081

Landstar System, Inc.	32,987	1,883

Matson, Inc.	30,263	745

Tidewater, Inc.	34,749	1,755

UTi Worldwide, Inc.	73,801	1,069

Werner Enterprises, Inc.	31,699	765
		27,332

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Trucking & Leasing – 0.2%

GATX Corp.	33,364	$1,734

Water – 0.3%

Aqua America, Inc.	99,547	3,130
Total Common Stocks
(Cost $729,242)		950,123

INVESTMENT COMPANIES – 2.8%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	27,001,420	27,001
Total Investment Companies
(Cost $27,001)		27,001

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.14%, 4/25/13 (3)	$2,115	$2,115
Total Short-Term Investments
(Cost $2,115)		2,115

Total Investments – 99.9%
(Cost $758,358)		979,239

Other Assets less Liabilities – 0.1%		1,101
NET ASSETS – 100.0%		$980,340

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $21,976,000 with net purchases of approximately $5,025,000 during the fiscal year ended March 31, 2013.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Mid Cap Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P MidCap 400	264	$30,386	Long	6/13	$737

At March 31, 2013, the industry sectors (unaudited) for the Mid Cap Index Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.5%
Consumer Staples	3.7
Energy	6.0
Financials	23.3
Health Care	9.7
Industrials	17.4
Information Technology	15.1
Materials	6.8
Telecommunication Services	0.4
Utilities	5.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Mid Cap Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$950,123	(1)	$–	$–	$950,123
Investment Companies	27,001		–	–	27,001
Short-Term Investments	–		2,115	–	2,115
Total Investments	$977,124		$2,115	$–	$979,239

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$737		$–	$–	$737

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued	MARCH 31, 2013

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2%

Advertising – 0.1%

Harte-Hanks, Inc.	24,138	$188

Marchex, Inc., Class B	11,759	50

MDC Partners, Inc., Class A	13,964	226

Millennial Media, Inc. *	6,329	40

		504

Aerospace/Defense – 1.2%

AAR Corp.	22,428	413

Aerovironment, Inc. *	9,262	168

API Technologies Corp. *	15,734	39

Astronics Corp.*	6,657	199

CPI Aerostructures, Inc. *	3,613	31

Cubic Corp.	8,603	368

Curtiss-Wright Corp.	25,885	898

Esterline Technologies Corp. *	16,828	1,274

GenCorp, Inc. *	32,358	430

HEICO Corp.	29,027	1,260

Kaman Corp.	14,571	517

Kratos Defense & Security Solutions, Inc. *	21,132	106

LMI Aerospace, Inc. *	4,779	99

M/A-COM Technology Solutions Holdings, Inc. *	2,951	47

Moog, Inc., Class A *	24,926	1,142

National Presto Industries, Inc.	2,627	212

Orbital Sciences Corp. *	32,910	549

SIFCO Industries, Inc.	1,212	22

Teledyne Technologies, Inc. *	20,178	1,583

		9,357

Agriculture – 0.3%

Alico, Inc.	1,977	92

Alliance One International, Inc. *	48,511	189

Andersons (The), Inc.	10,199	546

Cadiz, Inc. *	7,528	51

Griffin Land & Nurseries, Inc.	1,373	41

Limoneira Co.	5,391	104

Tejon Ranch Co. *	7,597	226

Universal Corp.	12,745	714

Vector Group Ltd.	30,699	495

		2,458

Airlines – 0.9%

Alaska Air Group, Inc. *	38,867	2,486

Allegiant Travel Co.	8,193	727

Hawaiian Holdings, Inc. *	29,379	169

JetBlue Airways Corp. *	127,798	882

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Airlines – 0.9% – continued

Republic Airways Holdings, Inc. *	27,144	$313

SkyWest, Inc.	28,437	457

Spirit Airlines, Inc. *	22,851	580

US Airways Group, Inc. *	89,104	1,512

		7,126

Apparel – 1.0%

Cherokee, Inc.	4,567	63

Columbia Sportswear Co.	6,802	394

Crocs, Inc. *	49,359	732

Delta Apparel, Inc. *	3,479	57

G-III Apparel Group Ltd. *	9,308	373

Iconix Brand Group, Inc. *	35,647	922

Jones Group (The), Inc.	45,252	576

K-Swiss, Inc., Class A *	13,781	65

Maidenform Brands, Inc. *	13,597	238

Oxford Industries, Inc.	7,730	411

Perry Ellis International, Inc.	6,457	117

Quiksilver, Inc. *	72,281	439

R.G. Barry Corp.	4,983	67

Skechers U.S.A., Inc., Class A *	20,788	440

Steven Madden Ltd. *	21,496	927

True Religion Apparel, Inc.	14,329	374

Unifi, Inc. *	7,517	144

Weyco Group, Inc.	3,927	96

Wolverine World Wide, Inc.	26,623	1,181

		7,616

Auto Manufacturers – 0.1%

Wabash National Corp. *	37,950	386

Auto Parts & Equipment – 1.0%

Accuride Corp. *	25,809	139

American Axle & Manufacturing Holdings, Inc. *	36,576	499

Commercial Vehicle Group, Inc. *	12,960	101

Cooper Tire & Rubber Co.	34,213	878

Dana Holding Corp.	80,726	1,439

Dorman Products, Inc.	13,603	506

Douglas Dynamics, Inc.	12,061	167

Exide Technologies *	42,142	114

Federal-Mogul Corp. *	10,155	61

Fuel Systems Solutions, Inc. *	8,102	134

Gentherm, Inc. *	15,967	262

Meritor, Inc. *	54,735	259

Miller Industries, Inc.	6,287	101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Auto Parts & Equipment – 1.0% – continued

Modine Manufacturing Co. *	26,798	$244

Spartan Motors, Inc.	20,367	108

Standard Motor Products, Inc.	10,616	294

Superior Industries International, Inc.	13,053	244

Tenneco, Inc. *	33,317	1,310

Titan International, Inc.	29,415	620

Tower International, Inc. *	2,742	38

		7,518

Banks – 6.3%

1st Source Corp.	8,097	192

1st United Bancorp, Inc.	16,043	104

Access National Corp.	4,268	70

American National Bankshares, Inc.	3,756	81

Ameris Bancorp *	13,619	195

Ames National Corp.	3,804	79

Arrow Financial Corp.	5,768	142

Bancfirst Corp.	3,602	150

Banco Latinoamericano de Comercio Exterior S.A., Class E	15,757	390

Bancorp (The), Inc. *	17,875	248

BancorpSouth, Inc.	51,754	844

Bank of Kentucky Financial Corp.	2,819	77

Bank of Marin Bancorp	2,805	112

Bank of the Ozarks, Inc.	16,023	711

Banner Corp.	10,716	341

Bar Harbor Bankshares	1,855	68

BBCN Bancorp, Inc.	42,931	561

Berkshire Bancorp, Inc.	2,068	17

Boston Private Financial Holdings, Inc.	43,372	429

Bridge Bancorp, Inc.	4,121	89

Bridge Capital Holdings *	4,442	68

Bryn Mawr Bank Corp.	6,741	157

C&F Financial Corp.	1,769	72

Camden National Corp.	4,279	142

Capital Bank Financial Corp., Class A *	5,108	88

Capital City Bank Group, Inc. *	5,654	70

Cardinal Financial Corp.	16,464	299

Cascade Bancorp *	2,511	17

Cass Information Systems, Inc.	5,877	247

Cathay General Bancorp	43,365	872

Center Bancorp, Inc.	5,721	71

Centerstate Banks, Inc.	16,341	140

Central Pacific Financial Corp. *	11,816	186

Century Bancorp, Inc., Class A	1,694	57

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Banks – 6.3% – continued

Chemical Financial Corp.	15,637	$412

Citizens & Northern Corp.	6,705	131

Citizens Republic Bancorp, Inc. *	21,593	487

City Holding Co.	8,753	348

CNB Financial Corp.	6,534	111

CoBiz Financial, Inc.	19,209	155

Columbia Banking System, Inc.	21,830	480

Community Bank System, Inc.	21,631	641

Community Trust Bancorp, Inc.	8,031	273

ConnectOne Bancorp, Inc. *	957	30

Crescent Financial Bancshares, Inc. *	1,837	7

CVB Financial Corp.	48,556	547

Eagle Bancorp, Inc. *	10,496	230

Enterprise Bancorp, Inc.	2,928	50

Enterprise Financial Services Corp.	9,421	135

Farmers National Banc Corp.	8,960	57

Fidelity Southern Corp. *	4,735	54

Financial Institutions, Inc.	7,606	152

First BanCorp *	38,103	237

First Bancorp	9,899	134

First Bancorp, Inc.	4,445	80

First Busey Corp.	40,463	185

First California Financial Group, Inc. *	12,711	108

First Commonwealth Financial Corp.	56,194	419

First Community Bancshares, Inc.	10,710	170

First Connecticut Bancorp, Inc.	9,922	146

First Financial Bancorp	32,548	522

First Financial Bankshares, Inc.	17,337	843

First Financial Corp.	6,582	207

First Interstate Bancsystem, Inc.	8,925	168

First Merchants Corp.	16,445	254

First Midwest Bancorp, Inc.	41,372	549

First of Long Island (The) Corp.	4,274	127

FirstMerit Corp.	60,095	993

FNB Corp.	76,497	926

FNB United Corp. *	4,792	47

Franklin Financial Corp.	7,353	134

German American Bancorp, Inc.	7,095	163

Glacier Bancorp, Inc.	39,342	747

Great Southern Bancorp, Inc.	5,653	138

Guaranty Bancorp *	36,489	77

Hancock Holding Co.	41,886	1,295

Hanmi Financial Corp. *	17,792	285

Heartland Financial USA, Inc.	7,866	199

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Banks – 6.3% – continued

Heritage Commerce Corp. *	10,917	$73

Heritage Financial Corp.	8,139	118

Heritage Oaks Bancorp *	9,584	55

Home BancShares, Inc.	12,201	460

Horizon Bancorp	3,775	76

Hudson Valley Holding Corp.	9,126	136

Iberiabank Corp.	16,200	810

Independent Bank Corp.	12,480	407

International Bancshares Corp.	29,488	613

Lakeland Bancorp, Inc.	17,177	169

Lakeland Financial Corp.	9,395	251

MainSource Financial Group, Inc.	11,328	159

MB Financial, Inc.	29,940	724

Mercantile Bank Corp.	4,773	80

Merchants Bancshares, Inc.	2,776	84

Metro Bancorp, Inc. *	8,452	140

MetroCorp Bancshares, Inc. *	7,596	77

Middleburg Financial Corp.	2,592	50

MidSouth Bancorp, Inc.	4,025	65

MidWestOne Financial Group, Inc.	3,249	77

National Bankshares, Inc.	3,631	127

National Penn Bancshares, Inc.	67,599	723

NBT Bancorp, Inc.	24,718	547

Northrim BanCorp, Inc.	3,533	79

Old National Bancorp	55,705	766

OmniAmerican Bancorp, Inc. *	6,494	164

Oriental Financial Group, Inc.	25,490	395

Pacific Continental Corp.	10,539	118

Pacific Mercantile Bancorp *	5,164	30

PacWest Bancorp	16,608	483

Park National Corp.	6,407	447

Park Sterling Corp. *	24,251	137

Peapack Gladstone Financial Corp.	4,238	63

Penns Woods Bancorp, Inc.	2,030	83

Peoples Bancorp, Inc.	6,084	136

Pinnacle Financial Partners, Inc. *	19,121	447

Preferred Bank *	5,638	89

PrivateBancorp, Inc.	35,372	669

Prosperity Bancshares, Inc.	26,012	1,233

Renasant Corp.	13,574	304

Republic Bancorp, Inc., Class A	5,422	123

S&T Bancorp, Inc.	16,353	303

S.Y. Bancorp, Inc.	6,869	155

Sandy Spring Bancorp, Inc.	13,898	279

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Banks – 6.3% – continued

SCBT Financial Corp.	9,222	$465

Seacoast Banking Corp. of Florida *	42,760	89

Sierra Bancorp	6,679	88

Simmons First National Corp., Class A	9,844	249

Southside Bancshares, Inc.	9,435	198

Southwest Bancorp, Inc. *	10,933	137

State Bank Financial Corp.	17,839	292

StellarOne Corp.	12,769	206

Sterling Bancorp	17,668	180

Sterling Financial Corp.	15,066	327

Suffolk Bancorp *	4,828	69

Sun Bancorp, Inc. *	22,477	77

Susquehanna Bancshares, Inc.	102,982	1,280

Taylor Capital Group, Inc. *	8,915	143

Texas Capital Bancshares, Inc. *	21,996	890

Tompkins Financial Corp.	6,402	271

TowneBank	15,165	227

Trico Bancshares	8,932	153

TrustCo Bank Corp. NY	50,808	284

Trustmark Corp.	36,612	916

UMB Financial Corp.	17,693	868

Umpqua Holdings Corp.	61,414	814

Union First Market Bankshares Corp.	11,244	220

United Bankshares, Inc.	27,558	733

United Community Banks, Inc. *	22,527	255

Univest Corp. of Pennsylvania	9,408	164

ViewPoint Financial Group, Inc.	18,520	372

Virginia Commerce Bancorp, Inc. *	15,109	212

Walker & Dunlop, Inc. *	6,037	108

Washington Banking Co.	8,791	123

Washington Trust Bancorp, Inc.	8,405	230

Webster Financial Corp.	39,557	960

WesBanco, Inc.	14,481	347

West Bancorporation, Inc.	7,215	80

West Coast Bancorp	10,366	252

Westamerica Bancorporation	15,154	687

Western Alliance Bancorp *	40,426	559

Wilshire Bancorp, Inc. *	33,345	226

Wintrust Financial Corp.	19,826	734
		47,848

Beverages – 0.1%

Boston Beer (The) Co., Inc., Class A *	4,275	682

Central European Distribution Corp. *	33,467	11

Coca-Cola Bottling Co. Consolidated	2,562	155

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Beverages – 0.1% – continued

Craft Brew Alliance, Inc. *	5,462	$41

Farmer Bros. Co. *	3,720	55

National Beverage Corp.	6,972	98
		1,042

Biotechnology – 2.3%

Acorda Therapeutics, Inc. *	22,019	705

Aegerion Pharmaceuticals, Inc. *	15,479	624

Affymax, Inc. *	19,309	27

Agenus, Inc. *	13,290	52

Alnylam Pharmaceuticals, Inc. *	30,262	737

AMAG Pharmaceuticals, Inc. *	11,574	276

Arena Pharmaceuticals, Inc. *	119,224	979

Arqule, Inc. *	32,735	85

Astex Pharmaceuticals *	52,843	236

BioCryst Pharmaceuticals, Inc. *	23,583	28

Biotime, Inc. *	16,933	65

Cambrex Corp. *	15,847	203

Celldex Therapeutics, Inc. *	44,441	515

Ceres, Inc. *	2,658	9

Coronado Biosciences, Inc. *	10,134	98

Cubist Pharmaceuticals, Inc. *	34,728	1,626

Curis, Inc. *	43,676	143

Dendreon Corp. *	85,445	404

Discovery Laboratories, Inc. *	25,299	58

Dynavax Technologies Corp. *	93,179	207

Emergent Biosolutions, Inc. *	14,056	196

Enzon Pharmaceuticals, Inc.	21,906	83

Exact Sciences Corp. *	35,176	345

Exelixis, Inc. *	101,769	470

Geron Corp. *	70,733	76

GTx, Inc. *	13,639	57

Halozyme Therapeutics, Inc. *	50,104	289

Harvard Bioscience, Inc. *	14,819	84

ImmunoGen, Inc. *	45,804	736

Immunomedics, Inc. *	34,582	83

Intercept Pharmaceuticals, Inc. *	2,488	93

InterMune, Inc. *	45,059	408

KYTHERA Biopharmaceuticals, Inc. *	2,714	66

Lexicon Pharmaceuticals, Inc. *	118,173	258

Ligand Pharmaceuticals, Inc., Class B *	9,968	266

Maxygen, Inc.	13,240	32

Medicines (The) Co. *	30,309	1,013

Merrimack Pharmaceuticals, Inc. *	7,398	45

Momenta Pharmaceuticals, Inc. *	26,102	348

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Biotechnology – 2.3% – continued

NewLink Genetics Corp. *	8,691	$107

Novavax, Inc. *	76,068	173

NPS Pharmaceuticals, Inc. *	48,333	492

Omeros Corp. *	14,461	60

OncoGenex Pharmaceutical, Inc. *	8,113	92

Oncothyreon, Inc. *	29,388	61

Pacific Biosciences of California, Inc. *	21,738	54

PDL BioPharma, Inc.	76,594	560

Repligen Corp. *	16,755	116

RTI Biologics, Inc. *	30,454	120

Sangamo Biosciences, Inc. *	29,717	284

Seattle Genetics, Inc. *	52,250	1,855

Sequenom, Inc. *	64,012	266

Spectrum Pharmaceuticals, Inc.	32,959	246

Sunesis Pharmaceuticals, Inc. *	17,403	95

Transcept Pharmaceuticals, Inc. *	6,136	29

Trius Therapeutics, Inc. *	17,505	120

Verastem, Inc. *	2,820	27

Vical, Inc. *	43,759	174

XOMA Corp. *	45,118	157

ZIOPHARM Oncology, Inc. *	37,769	69
		17,182

Building Materials – 1.4%

AAON, Inc.	10,574	292

American DG Energy, Inc. *	11,842	25

Apogee Enterprises, Inc.	15,773	457

Boise Cascade Co. *	7,438	252

Builders FirstSource, Inc. *	24,924	146

Comfort Systems USA, Inc.	21,335	301

Drew Industries, Inc.	10,609	385

Eagle Materials, Inc.	26,821	1,787

Gibraltar Industries, Inc. *	17,125	313

Griffon Corp.	25,683	306

Headwaters, Inc. *	40,410	440

Louisiana-Pacific Corp. *	75,443	1,630

LSI Industries, Inc.	10,061	70

NCI Building Systems, Inc. *	9,691	168

Nortek, Inc. *	4,370	312

Patrick Industries, Inc. *	1,923	30

PGT, Inc. *	11,507	79

Quanex Building Products Corp.	20,311	327

Simpson Manufacturing Co., Inc.	21,877	670

Texas Industries, Inc. *	12,360	780

Trex Co., Inc. *	8,251	406

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Building Materials – 1.4% – continued

Universal Forest Products, Inc.	10,677	$425

USG Corp. *	40,597	1,073
		10,674

Chemicals – 2.0%

A. Schulman, Inc.	16,313	515

Aceto Corp.	14,553	161

American Vanguard Corp.	15,454	472

Axiall Corp.	38,192	2,374

Balchem Corp.	16,081	707

Chemtura Corp. *	54,148	1,170

Codexis, Inc. *	12,804	31

Ferro Corp. *	48,499	327

H.B. Fuller Co.	27,341	1,068

Hawkins, Inc.	5,310	212

Innophos Holdings, Inc.	11,955	652

Innospec, Inc.	12,772	566

KMG Chemicals, Inc.	4,270	83

Kraton Performance Polymers, Inc. *	17,734	415

Landec Corp. *	13,746	199

Minerals Technologies, Inc.	19,290	801

Oil-Dri Corp. of America	2,411	66

Olin Corp.	43,721	1,103

OM Group, Inc. *	17,935	421

OMNOVA Solutions, Inc. *	25,124	193

PolyOne Corp.	54,832	1,338

Quaker Chemical Corp.	7,186	424

Rentech, Inc.	123,445	290

Sensient Technologies Corp.	27,204	1,063

Stepan Co.	9,806	619

Zep, Inc.	12,182	183

Zoltek Cos., Inc. *	15,017	179
		15,632

Coal – 0.3%

Arch Coal, Inc.	116,775	634

Cloud Peak Energy, Inc. *	33,524	630

Hallador Energy Co.	3,203	22

SunCoke Energy, Inc. *	38,399	627

Westmoreland Coal Co. *	5,230	59
		1,972

Commercial Services – 6.0%

ABM Industries, Inc.	29,521	657

Acacia Research Corp. *	27,332	825

Accretive Health, Inc. *	31,697	322

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Commercial Services – 6.0% – continued

Advisory Board (The) Co. *	18,849	$990

American Public Education, Inc. *	10,045	350

AMN Healthcare Services, Inc. *	24,038	381

Arbitron, Inc.	14,460	678

ARC Document Solutions, Inc. *	21,149	63

Ascent Capital Group, Inc., Class A *	7,867	586

AVEO Pharmaceuticals, Inc. *	25,320	186

Avis Budget Group, Inc. *	58,300	1,622

Barrett Business Services, Inc.	3,801	200

Bridgepoint Education, Inc. *	9,466	97

Bright Horizons Family Solutions, Inc. *	6,486	219

Brink’s (The) Co.	25,998	735

Capella Education Co. *	6,822	212

Cardtronics, Inc. *	24,255	666

Career Education Corp. *	27,715	66

Carriage Services, Inc.	8,541	181

CBIZ, Inc. *	21,310	136

CDI Corp.	7,187	124

Cenveo, Inc. *	29,634	64

Chemed Corp.	10,500	840

Collectors Universe	2,618	31

Consolidated Graphics, Inc. *	4,061	159

Convergys Corp.	59,860	1,019

Corinthian Colleges, Inc. *	40,864	86

Corporate Executive Board (The) Co.	18,425	1,072

Corvel Corp. *	3,388	168

CoStar Group, Inc. *	15,482	1,695

CRA International, Inc. *	5,641	126

Cross Country Healthcare, Inc. *	16,214	86

Deluxe Corp.	28,022	1,160

Education Management Corp. *	13,040	48

Electro Rent Corp.	10,774	200

Ennis, Inc.	15,027	226

Euronet Worldwide, Inc. *	27,856	734

ExamWorks Group, Inc. *	16,648	288

ExlService Holdings, Inc. *	12,936	425

Forrester Research, Inc.	7,581	240

Franklin Covey Co. *	7,534	109

FTI Consulting, Inc. *	23,048	868

Global Cash Access Holdings, Inc. *	37,085	261

Grand Canyon Education, Inc. *	22,021	559

Great Lakes Dredge & Dock Corp.	32,982	222

Green Dot Corp., Class A *	13,184	220

H&E Equipment Services, Inc.	16,108	329

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Commercial Services – 6.0% – continued

Hackett Group (The), Inc.	12,782	$58

Healthcare Services Group, Inc.	36,907	946

Heartland Payment Systems, Inc.	21,250	701

Heidrick & Struggles International, Inc.	9,992	149

Hill International, Inc. *	10,305	31

HMS Holdings Corp. *	47,275	1,284

Hudson Global, Inc. *	16,161	64

Huron Consulting Group, Inc. *	12,809	516

ICF International, Inc. *	11,257	306

Insperity, Inc.	12,658	359

Intersections, Inc.	5,090	48

K12, Inc. *	15,038	363

Kelly Services, Inc., Class A	15,168	283

Kforce, Inc.	15,592	255

Korn/Ferry International *	26,403	472

Landauer, Inc.	5,324	300

LifeLock, Inc. *	9,738	94

Lincoln Educational Services Corp.	12,819	75

Live Nation Entertainment, Inc. *	76,769	950

Mac-Gray Corp.	5,490	70

Matthews International Corp., Class A	15,659	546

MAXIMUS, Inc.	18,610	1,488

McGrath RentCorp	13,818	430

Medifast, Inc. *	7,470	171

MoneyGram International, Inc. *	11,691	212

Monro Muffler Brake, Inc.	16,972	674

Monster Worldwide, Inc. *	67,035	340

Multi-Color Corp.	7,369	190

National American University Holdings, Inc.	3,846	15

National Research Corp.	1,396	81

Navigant Consulting, Inc. *	28,943	380

Odyssey Marine Exploration, Inc. *	39,083	127

On Assignment, Inc. *	23,653	599

PAREXEL International Corp. *	32,809	1,296

PDI, Inc. *	4,879	29

Pendrell Corp. *	81,765	136

Performant Financial Corp. *	4,664	57

PHH Corp. *	31,095	683

Premier Exhibitions, Inc. *	12,488	33

PRGX Global, Inc. *	12,608	88

Providence Service (The) Corp. *	7,096	131

Quad/Graphics, Inc.	14,066	337

Rent-A-Center, Inc.	32,496	1,200

Resources Connection, Inc.	23,713	301

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Commercial Services – 6.0% – continued

RPX Corp. *	11,238	$159

ServiceSource International, Inc. *	26,896	190

Sotheby’s	37,229	1,393

Standard Parking Corp. *	8,663	179

Steiner Leisure Ltd. *	8,451	409

Stewart Enterprises, Inc., Class A	42,047	391

Strayer Education, Inc.	6,593	319

Swisher Hygiene, Inc. *	62,190	80

Team Health Holdings, Inc. *	15,680	570

Team, Inc. *	10,960	450

TeleTech Holdings, Inc. *	11,918	253

TMS International Corp., Class A *	7,149	94

Tree.com, Inc.	3,485	64

TrueBlue, Inc. *	22,344	472

Universal Technical Institute, Inc.	11,925	151

Valassis Communications, Inc.	21,860	653

Viad Corp.	11,236	311

VistaPrint N.V. *	18,770	726

WEX, Inc. *	21,302	1,672

Xoom Corp. *	3,998	91
		46,026

Computers – 1.8%

3D Systems Corp. *	42,776	1,379

Acorn Energy, Inc.	9,737	72

Agilysys, Inc. *	7,365	73

CACI International, Inc., Class A *	12,401	718

Carbonite, Inc. *	6,539	72

CIBER, Inc. *	41,455	195

Computer Task Group, Inc.	8,493	182

Cray, Inc. *	21,673	503

Datalink Corp. *	8,401	101

Digimarc Corp.	3,872	85

Echelon Corp. *	17,446	43

Electronics for Imaging, Inc. *	25,649	650

FleetMatics Group PLC *	4,719	114

iGATE Corp. *	18,045	339

Imation Corp. *	16,930	65

Immersion Corp. *	15,342	180

Insight Enterprises, Inc. *	24,717	510

j2 Global, Inc.	25,349	994

Key Tronic Corp. *	5,878	67

KEYW Holding (The) Corp. *	13,476	217

LivePerson, Inc. *	30,252	411

Manhattan Associates, Inc. *	11,159	829

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Computers – 1.8% – continued

Mattersight Corp. *	4,936	$21

Maxwell Technologies, Inc. *	15,654	84

Mentor Graphics Corp.	51,034	921

Mercury Systems, Inc. *	16,861	124

MTS Systems Corp.	8,927	519

Netscout Systems, Inc. *	20,220	497

OCZ Technology Group, Inc. *	37,611	68

Qualys, Inc. *	4,694	58

Quantum Corp. *	124,189	159

Radisys Corp. *	11,331	56

RealD, Inc. *	23,399	304

Silicon Graphics International Corp. *	17,252	237

Spansion, Inc., Class A *	26,937	347

STEC, Inc. *	18,800	83

Super Micro Computer, Inc. *	16,553	187

Sykes Enterprises, Inc. *	21,835	349

Synaptics, Inc. *	18,487	752

Syntel, Inc.	8,546	577

Unisys Corp. *	24,359	554

Virtusa Corp. *	10,067	239

Vocera Communications, Inc. *	3,643	84
		14,019

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	13,883	559

Inter Parfums, Inc.	8,959	219

Revlon, Inc., Class A *	6,267	140
		918

Distribution/Wholesale – 1.0%

Beacon Roofing Supply, Inc. *	25,724	994

BlueLinx Holdings, Inc. *	22,714	65

Core-Mark Holding Co., Inc.	6,448	331

Houston Wire & Cable Co.	10,065	130

MWI Veterinary Supply, Inc. *	6,995	925

Owens & Minor, Inc.	34,741	1,131

Pool Corp.	25,892	1,243

Rentrak Corp. *	5,702	125

ScanSource, Inc. *	15,293	432

Titan Machinery, Inc. *	9,041	251

United Stationers, Inc.	22,317	863

Watsco, Inc.	16,108	1,356
		7,846

Diversified Financial Services – 2.6%

Aircastle Ltd.	30,436	416

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Diversified Financial Services – 2.6% – continued

Arlington Asset Investment Corp., Class A	7,886	$204

Artio Global Investors, Inc.	15,807	43

Asset Acceptance Capital Corp. *	7,535	51

Asta Funding, Inc.	5,265	51

BGC Partners, Inc., Class A	52,752	219

Calamos Asset Management, Inc., Class A	11,189	132

California First National Bancorp	1,114	19

CIFC Corp. *	3,110	26

Cohen & Steers, Inc.	10,301	372

Cowen Group, Inc., Class A *	51,681	146

Credit Acceptance Corp. *	4,171	509

DFC Global Corp. *	24,465	407

Diamond Hill Investment Group, Inc.	1,500	117

Doral Financial Corp. *	61,551	43

Duff & Phelps Corp., Class A	16,636	258

Ellie Mae, Inc. *	14,032	337

Encore Capital Group, Inc. *	11,688	352

Evercore Partners, Inc., Class A	15,676	652

FBR & Co. *	5,203	99

Federal Agricultural Mortgage Corp., Class C	5,642	174

Financial Engines, Inc.	25,453	922

First Marblehead (The) Corp. *	28,529	29

FXCM, Inc., Class A	13,198	181

Gain Capital Holdings, Inc.	7,220	32

GAMCO Investors, Inc., Class A	3,125	166

GFI Group, Inc.	40,450	135

Greenhill & Co., Inc.	15,955	852

Higher One Holdings, Inc. *	17,253	153

Home Loan Servicing Solutions Ltd.	29,064	678

Horizon Technology Finance Corp.	4,849	71

INTL. FCStone, Inc. *	7,612	133

Investment Technology Group, Inc. *	21,116	233

JMP Group, Inc.	7,898	55

Knight Capital Group, Inc., Class A *	101,241	377

Ladenburg Thalmann Financial Services, Inc. *	52,380	87

Manning & Napier, Inc.	8,131	135

MarketAxess Holdings, Inc.	20,058	748

Marlin Business Services Corp.	4,575	106

Medley Capital Corp.	15,547	246

MicroFinancial, Inc.	4,123	35

National Financial Partners Corp. *	21,985	493

Nationstar Mortgage Holdings, Inc. *	10,356	382

Nelnet, Inc., Class A	13,232	447

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

‘	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Diversified Financial Services – 2.6% – continued

Netspend Holdings, Inc. *	15,360	$244

NewStar Financial, Inc. *	14,151	187

Nicholas Financial, Inc.	5,534	81

Ocwen Financial Corp. *	59,096	2,241

Oppenheimer Holdings, Inc., Class A	5,504	107

Piper Jaffray Cos. *	8,519	292

Portfolio Recovery Associates, Inc. *	9,369	1,189

Pzena Investment Management, Inc., Class A	4,841	31

Regional Management Corp. *	2,938	59

SeaCube Container Leasing Ltd.	6,385	147

Stifel Financial Corp. *	33,587	1,164

SWS Group, Inc. *	15,901	96

Virtus Investment Partners, Inc. *	3,328	620

WageWorks, Inc. *	3,686	92

Walter Investment Management Corp. *	19,655	732

Westwood Holdings Group, Inc.	3,690	164

WhiteHorse Finance, Inc.	3,665	58

WisdomTree Investments, Inc. *	32,968	343

World Acceptance Corp. *	5,604	481

ZAIS Financial Corp. *	3,106	64
		19,715

Electric – 2.0%

ALLETE, Inc.	20,983	1,029

Ameresco, Inc., Class A *	10,615	79

Atlantic Power Corp.	65,658	324

Avista Corp.	32,072	879

Black Hills Corp.	24,231	1,067

CH Energy Group, Inc.	8,146	533

Cleco Corp.	33,248	1,564

El Paso Electric Co.	22,089	743

Empire District Electric (The) Co.	23,551	527

EnerNOC, Inc. *	13,176	229

Genie Energy Ltd., Class B	8,349	77

IDACORP, Inc.	27,569	1,331

MGE Energy, Inc.	12,908	716

NorthWestern Corp.	19,916	794

Ormat Technologies, Inc.	10,287	212

Otter Tail Corp.	20,085	625

Pike Electric Corp.	9,510	135

PNM Resources, Inc.	43,643	1,016

PNM Resources, Inc. - (Fractional Shares) *	50,000	–

Portland General Electric Co.	40,914	1,241

UIL Holdings Corp.	27,778	1,100

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Electric – 2.0% – continued

Unitil Corp.	8,403	$236

UNS Energy Corp.	22,082	1,081
		15,538

Electrical Components & Equipment – 1.1%

Acuity Brands, Inc.	23,234	1,611

Advanced Energy Industries, Inc. *	21,767	398

American Superconductor Corp. *	22,390	60

Belden, Inc.	24,975	1,290

Capstone Turbine Corp. *	165,673	149

Coleman Cable, Inc.	4,256	64

Encore Wire Corp.	9,245	324

EnerSys, Inc. *	26,312	1,199

Generac Holdings, Inc.	13,775	487

Graham Corp.	5,323	132

Insteel Industries, Inc.	10,257	167

Littelfuse, Inc.	11,875	806

Powell Industries, Inc. *	4,809	253

Power-One, Inc. *	36,800	153

SunPower Corp. *	21,963	253

Universal Display Corp. *	21,844	642

Vicor Corp. *	11,483	57
		8,045

Electronics – 2.2%

American Science & Engineering, Inc.	4,747	290

Analogic Corp.	6,765	535

Badger Meter, Inc.	7,977	427

Bel Fuse, Inc., Class B	5,777	90

Benchmark Electronics, Inc. *	31,654	570

Brady Corp., Class A	26,820	899

Checkpoint Systems, Inc. *	22,811	298

Coherent, Inc.	13,022	739

CTS Corp.	18,638	195

Cymer, Inc. *	17,007	1,634

Daktronics, Inc.	19,361	203

Electro Scientific Industries, Inc.	13,330	147

ESCO Technologies, Inc.	14,668	599

FARO Technologies, Inc. *	9,372	407

FEI Co.	20,805	1,343

Fluidigm Corp. *	13,011	241

GSI Group, Inc. *	16,867	144

II-VI, Inc. *	28,976	494

InvenSense, Inc. *	19,585	209

Kemet Corp. *	25,663	160

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Electronics – 2.2% – continued

Measurement Specialties, Inc. *	8,524	$339

Mesa Laboratories, Inc.	1,427	76

Methode Electronics, Inc.	19,959	257

Multi-Fineline Electronix, Inc. *	4,958	77

Newport Corp. *	21,248	360

NVE Corp. *	2,685	151

OSI Systems, Inc. *	10,898	679

Park Electrochemical Corp.	11,712	297

Plexus Corp. *	19,394	471

Rofin-Sinar Technologies, Inc. *	15,942	432

Rogers Corp. *	8,944	426

Sanmina Corp. *	45,030	512

Stoneridge, Inc. *	15,520	118

Sypris Solutions, Inc.	5,125	21

Taser International, Inc. *	27,477	218

TTM Technologies, Inc. *	28,626	218

Viasystems Group, Inc. *	2,155	28

Vishay Precision Group, Inc. *	6,636	97

Watts Water Technologies, Inc., Class A	15,336	736

Woodward, Inc.	37,970	1,510

Zagg, Inc. *	13,583	99

Zygo Corp. *	8,998	133
		16,879

Energy – Alternate Sources – 0.2%

Amyris, Inc. *	14,744	45

Clean Energy Fuels Corp. *	36,574	476

Enphase Energy, Inc. *	3,870	24

FuelCell Energy, Inc. *	77,879	74

FutureFuel Corp.	11,100	135

Gevo, Inc. *	14,687	33

Green Plains Renewable Energy, Inc. *	13,295	152

KiOR, Inc., Class A *	14,190	66

Renewable Energy Group, Inc. *	3,240	25

REX American Resources Corp. *	2,908	64

Saratoga Resources, Inc. *	10,633	28

Solarcity Corp. *	7,271	137

Solazyme, Inc. *	18,698	146
		1,405

Engineering & Construction – 0.8%

Aegion Corp. *	21,704	502

Argan, Inc.	5,503	82

Dycom Industries, Inc. *	18,567	366

EMCOR Group, Inc.	36,562	1,550

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Engineering & Construction – 0.8% – continued

Exponent, Inc.	7,295	$393

Granite Construction, Inc.	21,220	676

Layne Christensen Co. *	10,704	229

MasTec, Inc. *	29,945	873

Michael Baker Corp.	4,825	118

Mistras Group, Inc. *	8,407	204

MYR Group, Inc. *	11,573	284

Orion Marine Group, Inc. *	15,633	155

Sterling Construction Co., Inc. *	9,122	99

Tutor Perini Corp. *	19,994	386

VSE Corp.	2,157	54
		5,971

Entertainment – 1.0%

Bluegreen Corp. *	8,011	79

Carmike Cinemas, Inc. *	10,228	185

Churchill Downs, Inc.	7,238	507

International Speedway Corp., Class A	15,448	505

Isle of Capri Casinos, Inc. *	11,969	75

Lions Gate Entertainment Corp. *	43,603	1,036

Marriott Vacations Worldwide Corp. *	14,611	627

Multimedia Games Holding Co., Inc. *	15,455	323

National CineMedia, Inc.	31,221	493

Pinnacle Entertainment, Inc. *	32,568	476

Reading International, Inc., Class A *	8,010	45

Scientific Games Corp., Class A *	28,238	247

SHFL Entertainment, Inc. *	30,696	509

Six Flags Entertainment Corp.	20,352	1,475

Speedway Motorsports, Inc.	6,149	111

Vail Resorts, Inc.	19,772	1,232
		7,925

Environmental Control – 0.6%

ADA-ES, Inc. *	4,826	128

Calgon Carbon Corp. *	29,649	537

Casella Waste Systems, Inc., Class A *	22,653	99

Ceco Environmental Corp.	3,467	45

Darling International, Inc. *	64,683	1,162

Energy Recovery, Inc. *	23,459	87

EnergySolutions, Inc. *	45,133	169

GSE Holding, Inc. *	3,730	31

Heckmann Corp. *	76,106	326

Heritage-Crystal Clean, Inc. *	4,365	66

Metalico, Inc. *	19,728	32

Met-Pro Corp.	8,049	83

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Environmental Control – 0.6% – continued

Mine Safety Appliances Co.	15,174	$753

Tetra Tech, Inc. *	34,890	1,064

TRC Cos., Inc. *	7,014	45

US Ecology, Inc.	10,000	265
		4,892

Food – 1.9%

Annie’s, Inc. *	2,653	101

Arden Group, Inc., Class A	548	55

B&G Foods, Inc.	28,909	881

Boulder Brands, Inc. *	31,843	286

Calavo Growers, Inc.	6,555	189

Cal-Maine Foods, Inc.	8,062	343

Chefs’ Warehouse (The), Inc. *	6,262	116

Chiquita Brands International, Inc. *	24,720	192

Diamond Foods, Inc. *	12,164	205

Dole Food Co., Inc. *	19,418	212

Fresh Del Monte Produce, Inc.	20,958	565

Hain Celestial Group (The), Inc. *	20,237	1,236

Harris Teeter Supermarkets, Inc.	24,098	1,029

Ingles Markets, Inc., Class A	7,065	152

Inventure Foods, Inc. *	6,333	49

J&J Snack Foods Corp.	8,143	626

John B. Sanfilippo & Son, Inc.	4,321	86

Lancaster Colony Corp.	10,140	781

Lifeway Foods, Inc.	2,538	35

Nash Finch Co.	6,755	132

Pilgrim’s Pride Corp. *	34,002	312

Post Holdings, Inc. *	14,398	618

Sanderson Farms, Inc.	12,572	687

Seaboard Corp.	171	479

Seneca Foods Corp., Class A *	4,563	151

Snyders-Lance, Inc.	24,307	614

Spartan Stores, Inc.	11,839	208

SUPERVALU, Inc.	118,556	598

Tootsie Roll Industries, Inc.	13,546	405

TreeHouse Foods, Inc. *	19,748	1,287

United Natural Foods, Inc. *	26,848	1,321

Village Super Market, Inc., Class A	4,648	157

Weis Markets, Inc.	6,343	258
		14,366

Forest Products & Paper – 0.7%

Boise, Inc.	55,908	484

Buckeye Technologies, Inc.	21,636	648

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Forest Products & Paper – 0.7% – continued

Clearwater Paper Corp. *	12,826	$676

Deltic Timber Corp.	6,015	413

KapStone Paper and Packaging Corp.	22,231	618

Neenah Paper, Inc.	9,018	277

Orchids Paper Products Co.	3,204	75

P.H. Glatfelter Co.	23,860	558

Resolute Forest Products *	44,594	722

Schweitzer-Mauduit International, Inc.	17,077	661

Wausau Paper Corp.	25,142	271
		5,403

Gas – 1.0%

Chesapeake Utilities Corp.	5,487	269

Delta Natural Gas Co., Inc.	3,252	71

Laclede Group (The), Inc.	12,453	532

New Jersey Resources Corp.	22,820	1,023

Northwest Natural Gas Co.	14,800	649

Piedmont Natural Gas Co., Inc.	41,498	1,364

South Jersey Industries, Inc.	16,778	933

Southwest Gas Corp.	25,419	1,206

WGL Holdings, Inc.	28,197	1,244
		7,291

Hand/Machine Tools – 0.1%

Franklin Electric Co., Inc.	25,808	866

Hardinge, Inc.	6,528	89
		955

Healthcare – Products – 3.1%

Abaxis, Inc.	12,037	570

ABIOMED, Inc. *	18,111	338

Accuray, Inc. *	38,047	177

Affymetrix, Inc. *	37,844	179

Align Technology, Inc. *	39,498	1,324

Alphatec Holdings, Inc. *	28,433	60

AngioDynamics, Inc. *	14,151	162

ArthroCare Corp. *	15,196	528

AtriCure, Inc. *	10,084	80

Atrion Corp.	849	163

BG Medicine, Inc. *	5,233	10

Cantel Medical Corp.	11,817	355

Cardiovascular Systems, Inc. *	9,056	185

Cepheid, Inc. *	36,057	1,383

Cerus Corp. *	30,371	134

Chindex International, Inc. *	6,022	83

Conceptus, Inc. *	17,281	417

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Healthcare - Products – 3.1% – continued

CONMED Corp.	15,749	$536

CryoLife, Inc.	16,572	100

Cyberonics, Inc. *	15,125	708

Cynosure, Inc., Class A *	7,007	183

DexCom, Inc. *	37,725	631

Endologix, Inc. *	29,939	484

EnteroMedics, Inc. *	15,934	16

Exactech, Inc. *	4,769	99

Female Health (The) Co.	10,546	76

Genomic Health, Inc. *	9,099	257

Globus Medical, Inc., Class A *	5,421	80

Greatbatch, Inc. *	13,171	393

Haemonetics Corp. *	27,705	1,154

Hanger, Inc. *	18,758	591

Hansen Medical, Inc. *	28,016	56

HeartWare International, Inc. *	8,979	794

ICU Medical, Inc. *	7,010	413

ImmunoCellular Therapeutics Ltd. *	27,534	75

Insulet Corp. *	28,650	741

Integra LifeSciences Holdings Corp. *	10,725	418

Invacare Corp.	18,052	236

LipoScience, Inc. *	3,341	35

Luminex Corp. *	22,992	380

MAKO Surgical Corp. *	21,438	239

Masimo Corp.	27,395	537

Merge Healthcare, Inc. *	32,757	95

Meridian Bioscience, Inc.	22,906	523

Merit Medical Systems, Inc. *	22,453	275

Natus Medical, Inc. *	15,935	214

Navidea Biopharmaceuticals, Inc. *	58,983	160

NuVasive, Inc. *	23,715	505

NxStage Medical, Inc. *	28,095	317

OraSure Technologies, Inc. *	29,126	157

Orthofix International N.V. *	10,310	370

Palomar Medical Technologies, Inc. *	11,064	149

PhotoMedex, Inc. *	7,328	118

Quidel Corp. *	15,686	373

Rochester Medical Corp. *	5,937	87

Rockwell Medical Technologies, Inc. *	11,827	47

Solta Medical, Inc. *	38,808	85

Spectranetics Corp. *	19,150	355

Staar Surgical Co. *	19,383	109

STERIS Corp.	31,711	1,319

SurModics, Inc. *	7,345	200

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Healthcare - Products – 3.1% – continued

Symmetry Medical, Inc. *	20,064	$230

Tornier N.V. *	8,742	165

Unilife Corp. *	50,299	110

Utah Medical Products, Inc.	1,551	76

Vascular Solutions, Inc. *	8,936	145

Volcano Corp. *	29,269	652

West Pharmaceutical Services, Inc.	18,524	1,203

Wright Medical Group, Inc. *	24,213	576

Zeltiq Aesthetics, Inc. *	8,069	31
		24,026

Healthcare - Services – 1.6%

Acadia Healthcare Co., Inc. *	15,007	441

Air Methods Corp.	21,156	1,021

Almost Family, Inc.	4,415	90

Amedisys, Inc. *	16,283	181

Amsurg Corp. *	17,415	586

Assisted Living Concepts, Inc., Class A	10,593	126

Bio-Reference Labs, Inc. *	13,595	353

Capital Senior Living Corp. *	15,614	413

Centene Corp. *	28,297	1,246

Emeritus Corp. *	16,947	471

Ensign Group (The), Inc.	9,358	313

Five Star Quality Care, Inc. *	22,927	153

Gentiva Health Services, Inc. *	16,478	178

HealthSouth Corp. *	52,525	1,385

Healthways, Inc. *	18,009	221

IPC The Hospitalist Co., Inc. *	9,204	409

Kindred Healthcare, Inc. *	29,503	311

LHC Group, Inc. *	8,721	187

Magellan Health Services, Inc. *	15,007	714

Molina Healthcare, Inc. *	16,569	511

National Healthcare Corp.	5,716	261

Select Medical Holdings Corp.	18,809	169

Skilled Healthcare Group, Inc., Class A *	9,713	64

Triple-S Management Corp., Class B *	10,598	185

U.S. Physical Therapy, Inc.	6,352	170

Universal American Corp.	20,238	169

Vanguard Health Systems, Inc. *	17,059	254

WellCare Health Plans, Inc. *	23,687	1,373
		11,955

Holding Companies - Diversified – 0.1%

Harbinger Group, Inc. *	22,263	184

Horizon Pharma, Inc. *	22,262	61

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Holding Companies - Diversified – 0.1% – continued

National Bank Holdings Corp., Class A	3,729	$68

Primoris Services Corp.	16,145	357

Resource America, Inc., Class A	5,846	58
		728

Home Builders – 0.7%

Beazer Homes USA, Inc. *	13,112	208

Cavco Industries, Inc. *	3,712	176

Hovnanian Enterprises, Inc., Class A *	59,035	341

KB Home	45,340	987

M/I Homes, Inc. *	13,277	325

MDC Holdings, Inc.	20,949	768

Meritage Homes Corp. *	16,787	787

Ryland Group (The), Inc.	24,453	1,018

Standard Pacific Corp. *	63,800	551

TRI Pointe Homes, Inc. *	8,655	174

Winnebago Industries, Inc. *	15,774	325
		5,660

Home Furnishings – 0.5%

American Woodmark Corp. *	5,518	188

Bassett Furniture Industries, Inc.	6,062	97

DTS, Inc. *	9,992	166

Ethan Allen Interiors, Inc.	13,460	443

Flexsteel Industries, Inc.	2,601	64

Hooker Furniture Corp.	5,868	93

Kimball International, Inc., Class B	17,823	161

La-Z-Boy, Inc.	28,792	543

Select Comfort Corp. *	31,190	617

Skullcandy, Inc. *	9,226	49

TiVo, Inc. *	68,471	848

Universal Electronics, Inc. *	8,197	191

VOXX International Corp. *	10,056	108
		3,568

Household Products/Wares – 0.5%

A.T. Cross Co., Class A *	5,139	71

ACCO Brands Corp. *	62,616	418

American Greetings Corp., Class A	17,097	275

Blyth, Inc.	5,866	102

Central Garden and Pet Co., Class A *	20,970	172

CSS Industries, Inc.	5,185	135

Helen of Troy Ltd. *	17,420	668

Prestige Brands Holdings, Inc. *	27,705	712

Spectrum Brands Holdings, Inc.	12,627	715

Tumi Holdings, Inc. *	12,170	255

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Household Products/Wares – 0.5% – continued

WD-40 Co.	8,809	$482
		4,005

Housewares – 0.0%

Libbey, Inc. *	10,974	212

Lifetime Brands, Inc.	4,739	54
		266

Insurance – 2.6%

Alterra Capital Holdings Ltd.	47,088	1,483

American Equity Investment Life Holding Co.	34,837	519

American Safety Insurance Holdings Ltd. *	5,072	127

AMERISAFE, Inc.	10,168	361

Amtrust Financial Services, Inc.	14,796	513

Argo Group International Holdings Ltd.	14,258	590

Baldwin & Lyons, Inc., Class B	4,826	115

Citizens, Inc. *	21,407	180

CNO Financial Group, Inc.	110,447	1,265

Crawford & Co., Class B	13,189	100

Donegal Group, Inc., Class A	3,523	54

Eastern Insurance Holdings, Inc.	3,205	60

eHealth, Inc. *	10,545	188

EMC Insurance Group, Inc.	2,548	67

Employers Holdings, Inc.	17,468	410

Enstar Group Ltd. *	4,669	580

FBL Financial Group, Inc., Class A	5,627	219

First American Financial Corp.	58,312	1,491

Fortegra Financial Corp. *	3,245	28

Global Indemnity PLC *	5,806	135

Greenlight Capital Re Ltd., Class A *	15,620	382

Hallmark Financial Services, Inc. *	6,807	61

Health Insurance Innovations, Inc., Class A *	2,437	37

Hilltop Holdings, Inc. *	22,429	303

Homeowners Choice, Inc.	4,655	127

Horace Mann Educators Corp.	22,152	462

Independence Holding Co.	3,400	35

Infinity Property & Casualty Corp.	6,561	369

Investors Title Co.	601	41

Kansas City Life Insurance Co.	2,108	82

Maiden Holdings Ltd.	28,514	302

Meadowbrook Insurance Group, Inc.	27,115	191

MGIC Investment Corp. *	173,259	858

Montpelier Re Holdings Ltd.	26,061	679

National Interstate Corp.	3,360	101

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Insurance – 2.6% – continued

National Western Life Insurance Co., Class A	1,290	$227

Navigators Group (The), Inc. *	5,629	331

OneBeacon Insurance Group Ltd., Class A	12,460	168

Phoenix (The) Cos., Inc. *	3,002	92

Platinum Underwriters Holdings Ltd.	17,861	997

Primerica, Inc.	24,151	792

Radian Group, Inc.	95,028	1,018

RLI Corp.	11,621	835

Safety Insurance Group, Inc.	7,144	351

Selective Insurance Group, Inc.	30,241	726

State Auto Financial Corp.	8,230	143

Stewart Information Services Corp.	10,971	279

Symetra Financial Corp.	42,680	572

Tower Group International Ltd.	21,972	405

United Fire Group, Inc.	11,409	291

Universal Insurance Holdings, Inc.	10,403	50
		19,792

Internet – 2.3%

1-800-Flowers.com, Inc., Class A *	14,563	72

Active Network (The), Inc. *	21,388	90

Ambient Corp. *	1,421	4

Angie’s List, Inc. *	19,807	391

Bankrate, Inc. *	25,988	310

Bazaarvoice, Inc. *	5,180	38

Blucora, Inc. *	22,337	346

Blue Nile, Inc. *	6,908	238

Boingo Wireless, Inc. *	8,862	49

Brightcove, Inc. *	2,662	17

BroadSoft, Inc. *	15,315	405

CafePress, Inc. *	2,223	13

Cogent Communications Group, Inc.	25,719	679

comScore, Inc. *	19,737	331

Constant Contact, Inc. *	17,292	224

CyrusOne, Inc.	10,432	238

Dealertrack Technologies, Inc. *	23,306	685

Dice Holdings, Inc. *	22,733	230

Envivio, Inc. *	3,757	6

ePlus, Inc.	2,267	105

ExactTarget, Inc. *	5,116	119

Global Sources Ltd. *	9,021	68

HealthStream, Inc. *	10,535	242

ICG Group, Inc. *	21,209	265

Internap Network Services Corp. *	30,103	281

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Internet – 2.3% – continued

IntraLinks Holdings, Inc. *	20,129	$128

Ipass, Inc. *	29,878	59

Kayak Software Corp. *	1,976	79

Keynote Systems, Inc.	9,233	129

Limelight Networks, Inc. *	32,775	68

Lionbridge Technologies, Inc. *	33,189	128

Liquidity Services, Inc. *	13,063	389

magicJack VocalTec Ltd. *	7,753	109

MeetMe, Inc. *	9,021	21

ModusLink Global Solutions, Inc. *	20,063	66

Move, Inc. *	21,560	258

NIC, Inc.	35,414	679

Nutrisystem, Inc.	16,450	140

OpenTable, Inc. *	12,369	779

Orbitz Worldwide, Inc. *	14,268	82

Overstock.com, Inc. *	6,185	76

PC-Tel, Inc.	8,780	62

Perficient, Inc. *	17,549	205

QuinStreet, Inc. *	17,459	104

ReachLocal, Inc. *	5,757	86

RealNetworks, Inc. *	12,081	93

Responsys, Inc. *	19,655	174

Saba Software, Inc. *	16,271	129

Safeguard Scientifics, Inc. *	11,310	179

Sapient Corp. *	67,713	825

Shutterfly, Inc. *	19,606	866

Shutterstock, Inc. *	2,777	125

Sourcefire, Inc. *	16,232	961

Spark Networks, Inc. *	5,524	39

SPS Commerce, Inc. *	7,022	300

Stamps.com, Inc. *	7,199	180

support.com, Inc. *	26,541	111

Synacor, Inc. *	3,283	10

TechTarget, Inc. *	7,357	36

Towerstream Corp. *	31,440	70

Travelzoo, Inc. *	3,941	84

Trulia, Inc. *	3,724	117

United Online, Inc.	50,692	306

Unwired Planet, Inc. *	46,968	104

US Auto Parts Network, Inc. *	7,783	9

ValueClick, Inc. *	41,198	1,217

VASCO Data Security International, Inc. *	15,044	127

VirnetX Holding Corp. *	23,075	442

Vitacost.com, Inc. *	11,963	87

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Internet – 2.3% – continued

Vocus, Inc. *	11,136	$158

Web.com Group, Inc. *	19,627	335

WebMD Health Corp. *	27,931	679

Websense, Inc. *	20,928	314

XO Group, Inc. *	15,693	157

Yelp, Inc. *	4,562	108

Zillow, Inc., Class A *	1,916	105

Zix Corp. *	32,581	117
		17,657

Investment Companies – 1.1%

Apollo Investment Corp.	111,209	930

BlackRock Kelso Capital Corp.	40,360	404

Capital Southwest Corp.	1,627	187

Fidus Investment Corp.	7,558	145

Fifth Street Finance Corp.	57,302	631

Firsthand Technology Value Fund, Inc. *	4,664	90

Gladstone Capital Corp.	11,778	108

Gladstone Investment Corp.	14,584	107

Golub Capital BDC, Inc.	9,993	165

GSV Capital Corp. *	10,969	91

Harris & Harris Group, Inc. *	18,384	66

Hercules Technology Growth Capital, Inc.	33,518	411

KCAP Financial, Inc.	13,912	150

Main Street Capital Corp.	16,816	540

MCG Capital Corp.	39,414	188

Medallion Financial Corp.	10,247	135

MVC Capital, Inc.	13,735	176

New Mountain Finance Corp.	13,679	200

NGP Capital Resources Co.	11,777	84

OFS Capital Corp.	3,478	49

PennantPark Investment Corp.	35,288	398

Prospect Capital Corp.	109,356	1,193

Solar Capital Ltd.	24,484	575

Solar Senior Capital Ltd.	6,464	124

Stellus Capital Investment Corp.	4,173	62

TCP Capital Corp.	2,787	44

THL Credit, Inc.	8,132	122

TICC Capital Corp.	28,595	284

Triangle Capital Corp.	14,998	420
		8,079

Iron/Steel – 0.1%

AK Steel Holding Corp.	73,108	242

Metals USA Holdings Corp.	6,385	132

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Iron/Steel – 0.1% – continued

Schnitzer Steel Industries, Inc., Class A	13,662	$364

Shiloh Industries, Inc.	2,777	30

Universal Stainless & Alloy *	3,990	145
		913

Leisure Time – 0.6%

Arctic Cat, Inc. *	7,075	309

Black Diamond, Inc. *	11,164	102

Brunswick Corp.	49,116	1,681

Callaway Golf Co.	34,685	230

Interval Leisure Group, Inc.	21,691	471

Johnson Outdoors, Inc., Class A *	2,709	65

Life Time Fitness, Inc. *	23,517	1,006

Marine Products Corp.	4,958	36

Town Sports International Holdings, Inc.	12,906	122

WMS Industries, Inc. *	30,240	762
		4,784

Lodging – 0.3%

Ameristar Casinos, Inc.	18,180	477

Boyd Gaming Corp. *	29,922	248

Caesars Entertainment Corp. *	20,834	330

Marcus Corp.	10,392	130

Monarch Casino & Resort, Inc. *	4,433	43

Morgans Hotel Group Co. *	12,673	75

MTR Gaming Group, Inc. *	10,998	36

Orient-Express Hotels Ltd., Class A *	53,275	525

Red Lion Hotels Corp. *	7,021	50
		1,914

Machinery - Construction & Mining – 0.1%

Astec Industries, Inc.	11,183	391

Hyster-Yale Materials Handling, Inc.	6,095	348
		739

Machinery - Diversified – 1.4%

Alamo Group, Inc.	4,032	154

Albany International Corp., Class A	15,267	441

Altra Holdings, Inc.	14,988	408

Applied Industrial Technologies, Inc.	23,145	1,042

Briggs & Stratton Corp.	26,694	662

Cascade Corp.	4,892	318

Chart Industries, Inc. *	16,421	1,314

Cognex Corp.	23,520	991

Columbus McKinnon Corp. *	10,576	204

DXP Enterprises, Inc. *	4,726	353

ExOne (The) Co. *	3,351	112

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Machinery – Diversified – 1.4% – continued

Flow International Corp.*	25,713	$101

Global Power Equipment Group, Inc.	9,468	167

Gorman-Rupp (The) Co.	8,697	261

Hurco Cos., Inc.*	3,566	97

Intermec, Inc.*	32,402	319

Intevac, Inc.*	14,464	68

iRobot Corp.*	15,320	393

Kadant, Inc.*	6,380	160

Lindsay Corp.	6,967	614

Middleby Corp.*	10,276	1,563

NACCO Industries, Inc., Class A	2,979	159

Sauer-Danfoss, Inc.	6,485	379

Tennant Co.	10,442	507

Twin Disc, Inc.	5,038	126
		10,913

Media – 0.7%

Beasley Broadcasting Group, Inc., Class A	2,154	13

Belo Corp., Class A	52,263	514

Central European Media Enterprises Ltd., Class A*	22,032	93

Courier Corp.	5,247	76

Crown Media Holdings, Inc., Class A*	16,923	35

Cumulus Media, Inc., Class A*	35,083	118

Daily Journal Corp.*	476	53

Demand Media, Inc.*	17,387	150

Digital Generation, Inc.*	15,063	97

Dolan (The) Co.*	16,787	40

E.W. Scripps (The) Co., Class A*	16,380	197

Entercom Communications Corp., Class A*	13,178	98

Entravision Communications Corp., Class A	27,428	88

Fisher Communications, Inc.	4,757	187

Journal Communications, Inc., Class A*	22,332	150

LIN TV Corp., Class A*	16,123	177

Martha Stewart Living Omnimedia, Class A*	13,411	35

McClatchy (The) Co., Class A*	31,451	91

Meredith Corp.	19,876	760

New York Times (The) Co., Class A*	74,816	733

Nexstar Broadcasting Group, Inc., Class A	6,113	110

Outdoor Channel Holdings, Inc.	8,431	75

Saga Communications, Inc., Class A	2,536	117

Salem Communications Corp., Class A	4,931	39

Scholastic Corp.	14,508	387

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Media – 0.7% – continued

Sinclair Broadcast Group, Inc., Class A	27,706	$561

Value Line, Inc.	400	4

World Wrestling Entertainment, Inc., Class A	15,134	133
		5,131

Metal Fabrication/Hardware – 0.8%

A.M. Castle & Co.*	8,815	154

Ampco-Pittsburgh Corp.	4,494	85

CIRCOR International, Inc.	9,655	410

Dynamic Materials Corp.	7,290	127

Eastern (The) Co.	2,960	52

Furmanite Corp.*	20,438	137

Haynes International, Inc.	6,802	376

Kaydon Corp.	17,276	442

L.B. Foster Co., Class A	4,886	216

Mueller Industries, Inc.	10,871	579

Mueller Water Products, Inc., Class A	86,814	515

NN, Inc.*	9,429	89

Northwest Pipe Co.*	5,201	146

Olympic Steel, Inc.	4,924	118

Omega Flex, Inc.	1,590	27

RBC Bearings, Inc.*	12,199	617

Rexnord Corp.*	16,069	341

RTI International Metals, Inc.*	16,821	533

Sun Hydraulics Corp.	11,493	374

Worthington Industries, Inc.	28,584	886
		6,224

Mining – 0.9%

AMCOL International Corp.	14,083	425

Century Aluminum Co.*	29,394	227

Coeur d’Alene Mines Corp.*	49,394	932

General Moly, Inc.*	36,120	80

Globe Specialty Metals, Inc.	33,971	473

Gold Resource Corp.	16,997	221

Golden Minerals Co.*	16,884	40

Golden Star Resources Ltd.*	146,327	234

Hecla Mining Co.	156,850	620

Horsehead Holding Corp.*	24,869	271

Kaiser Aluminum Corp.	10,556	682

Materion Corp.	11,503	328

McEwen Mining, Inc.*	122,149	349

Midway Gold Corp.*	72,060	88

Noranda Aluminum Holding Corp.	17,622	79

Paramount Gold and Silver Corp.*	71,090	159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Mining – 0.9% – continued

Revett Minerals, Inc. *	12,819	$29

Stillwater Mining Co. *	63,585	822

United States Antimony Corp. *	25,670	44

United States Lime & Minerals, Inc. *	819	44

Uranerz Energy Corp. *	37,762	48

Uranium Energy Corp. *	45,367	100

US Silica Holdings, Inc.	6,638	157

Vista Gold Corp. *	31,164	67
		6,519

Miscellaneous Manufacturing – 2.0%

A.O. Smith Corp.	21,197	1,559

Actuant Corp., Class A	39,947	1,223

American Railcar Industries, Inc.	5,091	238

AZZ, Inc.	13,885	669

Barnes Group, Inc.	29,766	861

Blount International, Inc. *	27,108	363

Chase Corp.	3,258	63

CLARCOR, Inc.	27,570	1,444

EnPro Industries, Inc. *	11,368	582

Fabrinet *	12,585	184

Federal Signal Corp. *	33,811	275

FreightCar America, Inc.	6,399	140

GP Strategies Corp. *	8,138	194

Handy & Harman Ltd. *	2,911	45

Hexcel Corp. *	54,734	1,588

Hillenbrand, Inc.	30,407	769

John Bean Technologies Corp.	16,192	336

Koppers Holdings, Inc.	11,587	510

LSB Industries, Inc. *	10,369	361

Lydall, Inc. *	9,271	142

Movado Group, Inc.	9,711	325

Myers Industries, Inc.	18,787	262

NL Industries, Inc.	3,800	47

Park-Ohio Holdings Corp. *	5,103	169

PMFG, Inc. *	11,555	71

Proto Labs, Inc. *	2,893	142

Raven Industries, Inc.	19,966	671

Smith & Wesson Holding Corp. *	36,200	326

Standex International Corp.	7,046	389

STR Holdings, Inc. *	18,089	39

Sturm Ruger & Co., Inc.	10,528	534

Tredegar Corp.	13,537	399

Trimas Corp. *	17,793	578
		15,498

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Office Furnishings – 0.5%

Compx International, Inc.	1,003	$13

Herman Miller, Inc.	32,084	888

HNI Corp.	25,056	889

Interface, Inc.	32,246	620

Knoll, Inc.	26,347	477

Steelcase, Inc., Class A	41,762	615
		3,502

Oil & Gas – 3.1%

Abraxas Petroleum Corp. *	45,237	104

Adams Resources & Energy, Inc.	1,025	52

Alon USA Energy, Inc.	5,320	101

Apco Oil and Gas International, Inc.	4,760	59

Approach Resources, Inc. *	18,477	455

Arabian American Development Co. *	10,861	92

Berry Petroleum Co., Class A	28,784	1,332

Bill Barrett Corp. *	26,554	538

Bonanza Creek Energy, Inc. *	5,385	208

BPZ Resources, Inc. *	57,696	131

Callon Petroleum Co. *	21,947	81

Carrizo Oil & Gas, Inc. *	21,852	563

Clayton Williams Energy, Inc. *	3,251	142

Comstock Resources, Inc. *	26,062	424

Contango Oil & Gas Co.	7,214	289

Crimson Exploration, Inc. *	11,038	32

CVR Energy, Inc.	9,187	474

Delek US Holdings, Inc.	9,487	374

Diamondback Energy, Inc. *	8,172	219

Emerald Oil, Inc. *	8,209	58

Endeavour International Corp. *	24,149	71

Energy XXI Bermuda Ltd.	43,363	1,180

EPL Oil & Gas, Inc. *	15,344	411

Evolution Petroleum Corp. *	9,609	98

Forest Oil Corp. *	65,994	347

FX Energy, Inc. *	29,340	99

Gastar Exploration Ltd. *	28,161	50

Goodrich Petroleum Corp. *	14,005	219

Gulfport Energy Corp. *	41,888	1,920

Halcon Resources Corp. *	62,225	485

Harvest Natural Resources, Inc. *	20,716	73

Hercules Offshore, Inc. *	87,121	646

Isramco, Inc. *	504	50

Kodiak Oil & Gas Corp. *	144,704	1,315

Magnum Hunter Resources Corp. *	82,674	332

Matador Resources Co. *	7,218	64

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Oil & Gas – 3.1% – continued

McMoRan Exploration Co. *	55,763	$912

Midstates Petroleum Co., Inc. *	13,643	117

Miller Energy Resources, Inc. *	16,070	60

Northern Oil and Gas, Inc. *	35,001	503

Oasis Petroleum, Inc. *	43,903	1,671

Panhandle Oil and Gas, Inc., Class A	3,505	100

Parker Drilling Co. *	66,465	284

PDC Energy, Inc. *	16,453	816

Penn Virginia Corp.	30,183	122

PetroQuest Energy, Inc. *	30,382	135

Quicksilver Resources, Inc. *	62,978	142

Resolute Energy Corp. *	26,326	303

Rex Energy Corp. *	24,168	398

Rosetta Resources, Inc. *	29,069	1,383

Sanchez Energy Corp. *	6,140	122

Stone Energy Corp. *	27,258	593

Swift Energy Co. *	23,710	351

Synergy Resources Corp. *	21,214	146

Triangle Petroleum Corp. *	25,266	167

Vaalco Energy, Inc. *	32,642	248

Vantage Drilling Co. *	110,059	193

W&T Offshore, Inc.	19,503	277

Warren Resources, Inc. *	39,975	128

Western Refining, Inc.	31,509	1,116

ZaZa Energy Corp. *	12,097	22
		23,397

Oil & Gas Services – 1.8%

Basic Energy Services, Inc. *	16,655	228

Bolt Technology Corp.	4,736	83

C&J Energy Services, Inc. *	24,491	561

Cal Dive International, Inc. *	53,588	96

Dawson Geophysical Co. *	4,606	138

Dril-Quip, Inc. *	22,028	1,920

Edgen Group, Inc. *	8,373	61

Exterran Holdings, Inc. *	35,568	960

Flotek Industries, Inc. *	27,542	450

Forbes Energy Services Ltd. *	7,180	26

Forum Energy Technologies, Inc. *	12,442	358

Geospace Technologies Corp. *	7,010	757

Global Geophysical Services, Inc. *	11,066	27

Gulf Island Fabrication, Inc.	7,896	166

Helix Energy Solutions Group, Inc. *	58,081	1,329

Hornbeck Offshore Services, Inc. *	19,390	901

ION Geophysical Corp. *	73,141	498

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Oil & Gas Services – 1.8% – continued

Key Energy Services, Inc. *	83,095	$671

Lufkin Industries, Inc.	18,450	1,225

Matrix Service Co. *	14,015	209

Mitcham Industries, Inc. *	6,831	116

Natural Gas Services Group, Inc. *	6,540	126

Newpark Resources, Inc. *	49,761	462

Pioneer Energy Services Corp. *	33,373	275

T.G.C. Industries, Inc.	8,084	80

Targa Resources Corp.	15,907	1,081

Tesco Corp. *	17,056	228

TETRA Technologies, Inc. *	43,179	443

Thermon Group Holdings, Inc. *	7,904	176

Willbros Group, Inc. *	20,900	205
		13,856

Packaging & Containers – 0.1%

AEP Industries, Inc. *	2,287	164

Berry Plastics Group, Inc. *	15,859	302

Graphic Packaging Holding Co. *	80,319	602

UFP Technologies, Inc. *	2,598	51
		1,119

Pharmaceuticals – 3.2%

Achillion Pharmaceuticals, Inc. *	39,970	349

Acura Pharmaceuticals, Inc. *	5,615	12

Akorn, Inc. *	31,835	440

Alkermes PLC *	67,232	1,594

Amicus Therapeutics, Inc. *	17,069	54

Ampio Pharmaceuticals, Inc. *	13,428	61

Anacor Pharmaceuticals, Inc. *	8,953	58

Anika Therapeutics, Inc. *	6,581	96

Antares Pharma, Inc. *	57,128	204

Array BioPharma, Inc. *	64,359	317

Auxilium Pharmaceuticals, Inc. *	26,796	463

AVANIR Pharmaceuticals, Inc., Class A *	72,688	199

BioDelivery Sciences International, Inc. *	14,626	62

BioScrip, Inc. *	24,851	316

Biospecifics Technologies Corp. *	2,403	41

Cadence Pharmaceuticals, Inc. *	34,650	232

Cempra, Inc. *	2,237	15

ChemoCentryx, Inc. *	3,186	44

Clovis Oncology, Inc. *	7,491	215

Corcept Therapeutics, Inc. *	24,718	49

Cornerstone Therapeutics, Inc. *	4,456	31

Cumberland Pharmaceuticals, Inc. *	5,769	29

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Pharmaceuticals – 3.2% – continued

Cytori Therapeutics, Inc. *	33,905	$85

Depomed, Inc. *	30,411	178

Derma Sciences, Inc. *	6,397	77

Durata Therapeutics, Inc. *	4,259	38

Dyax Corp. *	53,603	234

Endocyte, Inc. *	17,012	212

Furiex Pharmaceuticals, Inc. *	3,987	149

Hi-Tech Pharmacal Co., Inc.	5,730	190

Hyperion Therapeutics, Inc. *	1,910	49

Idenix Pharmaceuticals, Inc. *	48,195	172

Impax Laboratories, Inc. *	36,804	568

Infinity Pharmaceuticals, Inc. *	16,398	795

Ironwood Pharmaceuticals, Inc. *	41,320	756

Isis Pharmaceuticals, Inc. *	55,087	933

Jazz Pharmaceuticals PLC *	22,822	1,276

KaloBios Pharmaceuticals, Inc. *	4,810	29

Keryx Biopharmaceuticals, Inc. *	44,739	315

Lannett Co., Inc. *	8,873	90

MannKind Corp. *	73,916	251

Natural Grocers by Vitamin Cottage, Inc. *	4,022	91

Nature’s Sunshine Products, Inc.	6,152	94

Nektar Therapeutics *	63,127	694

Neogen Corp. *	12,973	643

Neurocrine Biosciences, Inc. *	36,551	444

Nutraceutical International Corp.	4,896	85

Obagi Medical Products, Inc. *	9,633	190

Omega Protein Corp. *	11,055	119

Opko Health, Inc. *	59,203	452

Optimer Pharmaceuticals, Inc. *	25,380	302

Orexigen Therapeutics, Inc. *	45,311	283

Osiris Therapeutics, Inc. *	10,013	104

Pacira Pharmaceuticals, Inc. *	9,998	288

Pain Therapeutics, Inc.	19,915	68

Pernix Therapeutics Holdings *	4,427	22

Pharmacyclics, Inc. *	29,913	2,405

PharMerica Corp. *	15,985	224

Pozen, Inc. *	15,245	80

Progenics Pharmaceuticals, Inc. *	22,067	119

Questcor Pharmaceuticals, Inc.	29,554	962

Raptor Pharmaceutical Corp. *	28,511	167

Regulus Therapeutics, Inc. *	7,211	56

Repros Therapeutics, Inc. *	9,177	148

Rigel Pharmaceuticals, Inc. *	47,803	325

Sagent Pharmaceuticals, Inc. *	5,429	95

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Pharmaceuticals – 3.2% – continued

Santarus, Inc. *	30,241	$524

Sciclone Pharmaceuticals, Inc. *	31,105	143

SIGA Technologies, Inc. *	18,091	65

Star Scientific, Inc. *	77,257	128

Sucampo Pharmaceuticals, Inc., Class A *	5,216	34

Supernus Pharmaceuticals, Inc. *	2,171	12

Synageva BioPharma Corp. *	6,186	340

Synergy Pharmaceuticals, Inc. *	22,337	136

Synta Pharmaceuticals Corp. *	21,695	187

Synutra International, Inc. *	7,803	37

Targacept, Inc. *	14,098	60

TESARO, Inc. *	2,499	55

Theravance, Inc. *	33,359	788

Threshold Pharmaceuticals, Inc. *	25,191	116

USANA Health Sciences, Inc. *	3,394	164

Vanda Pharmaceuticals, Inc. *	14,222	56

Ventrus Biosciences, Inc. *	10,875	32

ViroPharma, Inc. *	36,285	913

Vivus, Inc. *	54,846	603

XenoPort, Inc. *	23,041	165

Zogenix, Inc. *	26,191	47
		24,343

Pipelines – 0.2%

Crosstex Energy, Inc.	22,642	436

SemGroup Corp., Class A *	22,894	1,184
		1,620

Real Estate – 0.2%

AV Homes, Inc. *	5,378	72

Consolidated-Tomoka Land Co.	2,152	85

Forestar Group, Inc. *	19,279	421

HFF, Inc., Class A	18,286	364

Kennedy-Wilson Holdings, Inc.	27,087	420

Thomas Properties Group, Inc.	17,301	89
		1,451

Real Estate Investment Trusts – 8.8%

Acadia Realty Trust	29,397	816

AG Mortgage Investment Trust, Inc.	14,955	381

Agree Realty Corp.	7,415	223

Alexander’s, Inc.	1,184	390

American Assets Trust, Inc.	18,276	585

American Capital Mortgage Investment Corp.	32,226	833

AmREIT, Inc., Class B	1,521	30

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Real Estate Investment Trusts – 8.8% – continued

Anworth Mortgage Asset Corp.	75,503	$478

Apollo Commercial Real Estate Finance, Inc.	17,209	303

Apollo Residential Mortgage, Inc.	17,048	380

Ares Commercial Real Estate Corp.	4,262	72

ARMOUR Residential REIT, Inc.	205,064	1,339

Ashford Hospitality Trust, Inc.	29,918	370

Associated Estates Realty Corp.	27,505	513

Campus Crest Communities, Inc.	35,413	492

CapLease, Inc.	42,016	268

Capstead Mortgage Corp.	54,083	693

Cedar Realty Trust, Inc.	32,651	199

Chatham Lodging Trust	9,723	171

Chesapeake Lodging Trust	26,768	614

Colonial Properties Trust	47,769	1,080

Colony Financial, Inc.	35,305	784

Coresite Realty Corp.	11,417	399

Cousins Properties, Inc.	50,177	536

CreXus Investment Corp.	36,645	477

CubeSmart	73,451	1,161

CYS Investments, Inc.	95,885	1,126

DCT Industrial Trust, Inc.	148,015	1,095

DiamondRock Hospitality Co.	103,164	960

DuPont Fabros Technology, Inc.	33,671	817

Dynex Capital, Inc.	30,351	324

EastGroup Properties, Inc.	16,275	947

Education Realty Trust, Inc.	62,092	654

EPR Properties	25,602	1,333

Equity One, Inc.	29,949	718

Excel Trust, Inc.	24,937	340

FelCor Lodging Trust, Inc. *	69,427	413

First Industrial Realty Trust, Inc.	59,096	1,012

First Potomac Realty Trust	28,394	421

Franklin Street Properties Corp.	40,114	586

Geo Group (The), Inc.	39,046	1,469

Getty Realty Corp.	14,456	292

Gladstone Commercial Corp.	6,242	122

Glimcher Realty Trust	76,464	887

Government Properties Income Trust	23,446	603

Gramercy Capital Corp. *	25,212	131

Gyrodyne Co. of America, Inc.	660	48

Healthcare Realty Trust, Inc.	47,635	1,352

Hersha Hospitality Trust	95,355	557

Highwoods Properties, Inc.	42,603	1,686

Hudson Pacific Properties, Inc.	23,620	514

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Real Estate Investment Trusts – 8.8% – continued

Inland Real Estate Corp.	42,477	$429

Invesco Mortgage Capital, Inc.	73,236	1,567

Investors Real Estate Trust	50,427	498

iStar Financial, Inc. *	46,522	507

JAVELIN Mortgage Investment Corp.	3,877	76

Kite Realty Group Trust	36,014	243

LaSalle Hotel Properties	52,488	1,332

Lexington Realty Trust	83,988	991

LTC Properties, Inc.	16,666	679

Medical Properties Trust, Inc.	82,321	1,320

Monmouth Real Estate Investment Corp., Class A	23,146	258

National Health Investors, Inc.	13,424	879

New York Mortgage Trust, Inc.	26,565	200

NorthStar Realty Finance Corp.	106,086	1,006

Omega Healthcare Investors, Inc.	61,204	1,858

One Liberty Properties, Inc.	7,059	153

Parkway Properties, Inc.	14,540	270

Pebblebrook Hotel Trust	33,502	864

Pennsylvania Real Estate Investment Trust	30,866	598

PennyMac Mortgage Investment Trust	32,332	837

Potlatch Corp.	22,179	1,017

PS Business Parks, Inc.	10,070	795

RAIT Financial Trust	33,345	266

Ramco-Gershenson Properties Trust	32,770	551

Redwood Trust, Inc.	43,316	1,004

Resource Capital Corp.	59,398	393

Retail Opportunity Investments Corp.	31,852	446

RLJ Lodging Trust	67,479	1,536

Rouse Properties, Inc.	12,824	232

Ryman Hospitality Properties	18,967	868

Sabra Health Care REIT, Inc.	20,529	596

Saul Centers, Inc.	4,551	199

Select Income REIT	6,594	174

Silver Bay Realty Trust Corp.	16,489	341

Sovran Self Storage, Inc.	16,772	1,082

Spirit Realty Capital, Inc.	18,646	354

STAG Industrial, Inc.	20,111	428

Starwood Property Trust, Inc.	74,166	2,059

Strategic Hotels & Resorts, Inc. *	99,508	831

Summit Hotel Properties, Inc.	31,456	329

Sun Communities, Inc.	19,718	973

Sunstone Hotel Investors, Inc. *	88,923	1,095

Terreno Realty Corp.	10,233	184

Two Harbors Investment Corp.	196,953	2,484

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Real Estate Investment Trusts – 8.8% – continued

UMH Properties, Inc.	7,268	$75

Universal Health Realty Income Trust	6,615	382

Urstadt Biddle Properties, Inc., Class A	14,057	306

Washington Real Estate Investment Trust	36,043	1,003

Western Asset Mortgage Capital Corp.	10,090	234

Whitestone REIT	8,109	123

Winthrop Realty Trust	15,926	200
		67,119

Retail – 6.2%

Aeropostale, Inc. *	44,674	608

AFC Enterprises, Inc. *	13,428	488

America’s Car-Mart, Inc. *	4,362	204

ANN, Inc. *	26,799	778

Asbury Automotive Group, Inc. *	15,351	563

Barnes & Noble, Inc. *	15,190	250

bebe stores, Inc.	20,389	85

Big 5 Sporting Goods Corp.	8,767	137

Biglari Holdings, Inc. *	688	257

BJ’s Restaurants, Inc. *	13,672	455

Bloomin’ Brands, Inc. *	9,728	174

Bob Evans Farms, Inc.	15,961	680

Body Central Corp. *	8,749	82

Bon-Ton Stores (The), Inc.	6,835	89

Bravo Brio Restaurant Group, Inc. *	11,064	175

Brown Shoe Co., Inc.	23,751	380

Buckle (The), Inc.	15,231	711

Buffalo Wild Wings, Inc. *	10,156	889

Cabela’s, Inc. *	25,648	1,559

Carrols Restaurant Group, Inc. *	7,578	39

Casey’s General Stores, Inc.	20,896	1,218

Cash America International, Inc.	16,054	842

Cato (The) Corp., Class A	15,159	366

CEC Entertainment, Inc.	10,368	340

Cheesecake Factory (The), Inc.	29,315	1,132

Children’s Place Retail Stores (The), Inc. *	13,329	597

Chuy’s Holdings, Inc. *	3,703	121

Citi Trends, Inc. *	8,194	84

Coinstar, Inc. *	15,340	896

Conn’s, Inc. *	9,156	329

Cracker Barrel Old Country Store, Inc.	10,516	850

Del Frisco’s Restaurant Group, Inc. *	3,702	61

Denny’s Corp. *	51,764	299

Destination Maternity Corp.	7,387	173

Destination XL Group, Inc. *	22,924	117

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Retail – 6.2% – continued

DineEquity, Inc.	8,394	$577

Domino’s Pizza, Inc.	31,725	1,632

Einstein Noah Restaurant Group, Inc.	3,305	49

Express, Inc. *	49,168	876

Ezcorp, Inc., Class A *	26,354	561

Fiesta Restaurant Group, Inc. *	9,186	244

Fifth & Pacific Cos., Inc. *	65,803	1,242

Finish Line (The), Inc., Class A	27,988	548

First Cash Financial Services, Inc. *	15,605	910

Five Below, Inc. *	6,016	228

Francesca’s Holdings Corp. *	19,182	550

Fred’s, Inc., Class A	20,708	283

Frisch’s Restaurants, Inc.	1,514	27

Genesco, Inc. *	13,449	808

Gordmans Stores, Inc. *	4,901	57

Group 1 Automotive, Inc.	12,597	757

Haverty Furniture Cos., Inc.	10,330	212

hhgregg, Inc. *	8,821	97

Hibbett Sports, Inc. *	14,461	814

Hot Topic, Inc.	22,582	313

HSN, Inc.	19,558	1,073

Ignite Restaurant Group, Inc. *	3,944	58

Jack in the Box, Inc. *	24,077	833

Jamba, Inc. *	41,058	117

Jos. A. Bank Clothiers, Inc. *	15,277	610

Kirkland’s, Inc. *	8,098	93

Krispy Kreme Doughnuts, Inc. *	32,850	474

Lithia Motors, Inc., Class A	11,997	570

Luby’s, Inc. *	9,647	72

Lumber Liquidators Holdings, Inc. *	15,116	1,061

MarineMax, Inc. *	10,941	149

Mattress Firm Holding Corp. *	5,983	207

Men’s Wearhouse (The), Inc.	27,969	935

Nathan’s Famous, Inc. *	1,539	65

New York & Co., Inc. *	15,940	65

Office Depot, Inc. *	156,009	613

OfficeMax, Inc.	47,808	555

Orchard Supply Hardware Stores Corp., Class A *	924	4

Pantry (The), Inc. *	12,851	160

Papa John’s International, Inc. *	9,301	575

PC Connection, Inc.	4,675	76

Penske Automotive Group, Inc.	23,344	779

Pep Boys-Manny, Moe & Jack (The) *	29,672	350

Perfumania Holdings, Inc. *	2,462	14

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued
Retail – 6.2% – continued

PetMed Express, Inc.	11,754	$158

Pier 1 Imports, Inc.	53,328	1,227

Pricesmart, Inc.	9,985	777

RadioShack Corp.	56,794	191

Red Robin Gourmet Burgers, Inc. *	8,178	373

Regis Corp.	31,740	577

Restoration Hardware Holdings, Inc. *	2,914	102

Rite Aid Corp. *	363,187	690

Roundy’s, Inc.	12,437	82

Ruby Tuesday, Inc. *	35,887	264

rue21, Inc. *	8,327	245

Rush Enterprises, Inc., Class A *	18,437	445

Ruth’s Hospitality Group, Inc. *	19,340	184

Saks, Inc. *	56,979	654

Shoe Carnival, Inc.	7,801	159

Sonic Automotive, Inc., Class A	23,500	521

Sonic Corp. *	31,668	408

Stage Stores, Inc.	16,859	436

Stein Mart, Inc.	16,039	134

Steinway Musical Instruments, Inc. *	3,785	91

Susser Holdings Corp. *	6,290	321

Systemax, Inc.	5,355	53

Texas Roadhouse, Inc.	34,072	688

Tilly’s, Inc., Class A *	5,118	65

Tuesday Morning Corp. *	22,752	177

Vera Bradley, Inc. *	11,397	269

Vitamin Shoppe, Inc. *	16,163	790

West Marine, Inc. *	8,327	95

Wet Seal (The), Inc., Class A *	51,878	157

Winmark Corp.	1,249	79

Zumiez, Inc. *	11,782	270
		47,003
Savings & Loans – 1.0%

Astoria Financial Corp.	48,246	476

Bank Mutual Corp.	24,942	138

BankFinancial Corp.	11,884	96

Beneficial Mutual Bancorp, Inc. *	18,099	186

Berkshire Hills Bancorp, Inc.	13,795	352

BofI Holding, Inc. *	5,979	215

Brookline Bancorp, Inc.	39,453	361

BSB Bancorp, Inc. *	5,044	70

Cape Bancorp, Inc.	5,773	53

Charter Financial Corp.	3,956	51

Clifton Savings Bancorp, Inc.	4,064	51

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued
Savings & Loans – 1.0% – continued

Dime Community Bancshares, Inc.	17,102	$246

ESB Financial Corp.	5,331	73

ESSA Bancorp, Inc.	4,267	46

EverBank Financial Corp.	11,996	185

First Defiance Financial Corp.	5,327	124

First Federal Bancshares of Arkansas, Inc. *	1,686	17

First Financial Holdings, Inc.	9,395	197

First Financial Northwest, Inc. *	7,624	60

First Pactrust Bancorp, Inc.	5,643	64

Flushing Financial Corp.	17,655	299

Fox Chase Bancorp, Inc.	7,069	119

Heritage Financial Group, Inc.	4,866	70

Hingham Institution for Savings	616	43

Home Bancorp, Inc. *	3,234	60

Home Federal Bancorp, Inc.	7,739	99

HomeStreet, Inc. *	4,586	102

HomeTrust Bancshares, Inc. *	11,501	182

Investors Bancorp, Inc.	24,764	465

Kearny Financial Corp.	8,608	88

Meridian Interstate Bancorp, Inc. *	4,593	86

NASB Financial, Inc. *	1,994	42

Northfield Bancorp, Inc.	11,646	132

Northwest Bancshares, Inc.	53,261	676

OceanFirst Financial Corp.	7,836	113

Oritani Financial Corp.	25,193	390

Peoples Federal Bancshares, Inc.	2,845	54

Provident Financial Holdings, Inc.	5,214	89

Provident Financial Services, Inc.	33,422	510

Provident New York Bancorp	22,641	205

Rockville Financial, Inc.	15,480	201

Roma Financial Corp.	3,823	61

SI Financial Group, Inc.	5,002	60

Simplicity Bancorp, Inc.	4,930	74

Territorial Bancorp, Inc.	6,122	146

United Financial Bancorp, Inc.	11,429	174

Waterstone Financial, Inc. *	3,547	29

Westfield Financial, Inc.	13,209	103

WSFS Financial Corp.	4,431	216
		7,949
Semiconductors – 3.0%

Aeroflex Holding Corp. *	10,810	85

Alpha & Omega Semiconductor Ltd. *	9,649	86

Ambarella, Inc. *	3,275	51

Amkor Technology, Inc. *	40,191	161

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued
Semiconductors – 3.0% – continued

ANADIGICS, Inc. *	39,811	$80

Applied Micro Circuits Corp. *	35,178	261

ATMI, Inc. *	17,197	386

Axcelis Technologies, Inc. *	58,124	73

AXT, Inc. *	16,645	49

Brooks Automation, Inc.	37,149	378

Cabot Microelectronics Corp. *	13,114	456

Cavium, Inc. *	27,315	1,060

Ceva, Inc. *	12,401	193

Cirrus Logic, Inc. *	35,474	807

Cohu, Inc.	13,070	122

Diodes, Inc. *	19,722	414

DSP Group, Inc. *	11,437	92

Emulex Corp. *	48,559	317

Entegris, Inc. *	75,562	745

Entropic Communications, Inc. *	50,209	204

Exar Corp. *	20,101	211

First Solar, Inc. *	33,107	893

FormFactor, Inc. *	26,200	123

GSI Technology, Inc. *	10,479	69

GT Advanced Technologies, Inc. *	64,309	212

Hittite Microwave Corp. *	17,323	1,049

Inphi Corp. *	12,498	131

Integrated Device Technology, Inc. *	78,244	584

Integrated Silicon Solution, Inc. *	15,000	137

Intermolecular, Inc. *	7,656	78

International Rectifier Corp. *	38,097	806

Intersil Corp., Class A	70,101	611

IXYS Corp.	14,272	137

Kopin Corp. *	36,448	135

Lattice Semiconductor Corp. *	66,550	363

LTX-Credence Corp. *	28,415	172

Mattson Technology, Inc. *	28,465	39

MaxLinear, Inc., Class A *	12,463	77

MEMC Electronic Materials, Inc. *	126,881	558

Micrel, Inc.	27,346	287

Microsemi Corp. *	48,827	1,131

Mindspeed Technologies, Inc. *	19,262	64

MKS Instruments, Inc.	28,891	786

Monolithic Power Systems, Inc.	16,879	411

MoSys, Inc. *	16,895	80

Nanometrics, Inc. *	12,655	183

OmniVision Technologies, Inc. *	28,294	390

Peregrine Semiconductor Corp. *	3,119	30

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued
Semiconductors – 3.0% – continued

Pericom Semiconductor Corp. *	12,592	$86

Photronics, Inc. *	32,621	218

PLX Technology, Inc. *	24,912	114

Power Integrations, Inc.	15,607	677

QLogic Corp. *	52,141	605

QuickLogic Corp. *	23,701	58

Rambus, Inc. *	60,024	337

Richardson Electronics Ltd.	7,221	86

Rubicon Technology, Inc. *	9,007	59

Rudolph Technologies, Inc. *	17,391	205

Semtech Corp. *	35,969	1,273

Sigma Designs, Inc. *	17,448	85

Silicon Image, Inc. *	44,894	218

Supertex, Inc.	5,959	132

Tessera Technologies, Inc.	28,694	538

TriQuint Semiconductor, Inc. *	94,006	475

Ultra Clean Holdings *	16,453	107

Ultratech, Inc. *	14,407	569

Veeco Instruments, Inc. *	21,376	819

Volterra Semiconductor Corp. *	14,483	206
		22,634
Software – 4.1%

Accelrys, Inc. *	31,164	304

ACI Worldwide, Inc. *	21,850	1,068

Actuate Corp. *	27,930	167

Acxiom Corp. *	42,191	861

Advent Software, Inc. *	17,372	486

American Software, Inc., Class A	12,495	104

Aspen Technology, Inc. *	51,375	1,659

athenahealth, Inc. *	19,700	1,912

Audience, Inc. *	2,940	45

AVG Technologies N.V. *	4,627	64

Avid Technology, Inc. *	16,562	104

Blackbaud, Inc.	24,795	735

Bottomline Technologies de, Inc. *	20,665	589

Callidus Software, Inc. *	20,006	91

CommVault Systems, Inc. *	24,552	2,013

Computer Programs & Systems, Inc.	6,187	335

Cornerstone OnDemand, Inc. *	18,479	630

CSG Systems International, Inc. *	18,835	399

Demandware, Inc. *	3,482	88

Digi International, Inc. *	15,109	135

Digital River, Inc. *	20,781	294

E2open, Inc. *	2,392	48

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued
Software – 4.1% – continued

Ebix, Inc.	15,084	$245

Envestnet, Inc. *	11,488	201

EPAM Systems, Inc. *	2,799	65

EPIQ Systems, Inc.	17,229	242

Exa Corp. *	3,347	32

Fair Isaac Corp.	18,755	857

FalconStor Software, Inc. *	16,087	43

Geeknet, Inc. *	2,358	35

Glu Mobile, Inc. *	30,421	91

Greenway Medical Technologies *	4,008	64

Guidance Software, Inc. *	7,707	84

Guidewire Software, Inc. *	11,372	437

Imperva, Inc. *	5,265	203

inContact, Inc. *	20,787	168

Infoblox, Inc. *	4,234	92

InnerWorkings, Inc. *	17,983	272

Innodata, Inc. *	10,790	37

Interactive Intelligence Group, Inc. *	8,208	364

Jive Software, Inc. *	8,703	132

Mantech International Corp., Class A	12,880	346

Market Leader, Inc. *	11,899	107

MedAssets, Inc. *	32,092	618

Medidata Solutions, Inc. *	12,857	745

MicroStrategy, Inc., Class A *	4,728	478

Monotype Imaging Holdings, Inc.	20,263	481

Omnicell, Inc. *	18,762	354

PDF Solutions, Inc. *	12,949	207

Pegasystems, Inc.	9,284	261

Pervasive Software, Inc. *	7,383	68

Progress Software Corp. *	31,785	724

Proofpoint, Inc. *	3,070	52

PROS Holdings, Inc. *	12,277	333

PTC, Inc. *	65,604	1,672

QAD, Inc., Class A	3,181	41

QLIK Technologies, Inc. *	46,915	1,212

Quality Systems, Inc.	21,793	398

RealPage, Inc. *	19,393	402

Rosetta Stone, Inc. *	5,910	91

Sapiens International Corp. N.V.	6,631	36

Schawk, Inc.	6,429	71

SciQuest, Inc. *	9,849	237

Seachange International, Inc. *	16,179	192

SS&C Technologies Holdings, Inc. *	18,909	567

Synchronoss Technologies, Inc. *	15,257	473

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued
Software – 4.1% – continued

SYNNEX Corp. *	14,341	$531

Take-Two Interactive Software, Inc. *	42,929	693

Tangoe, Inc. *	16,024	198

Tyler Technologies, Inc. *	16,492	1,010

Ultimate Software Group, Inc. *	14,612	1,522

Verint Systems, Inc. *	27,532	1,006
		30,921
Storage/Warehousing – 0.1%

Mobile Mini, Inc. *	21,027	619

Wesco Aircraft Holdings, Inc. *	10,344	152
		771
Telecommunications – 2.8%

8x8, Inc. *	37,879	259

ADTRAN, Inc.	34,991	688

Anaren, Inc. *	7,712	149

Anixter International, Inc.	15,294	1,069

Arris Group, Inc. *	61,933	1,063

Aruba Networks, Inc. *	61,455	1,520

Atlantic Tele-Network, Inc.	4,882	237

Aviat Networks, Inc. *	33,395	112

Aware, Inc.	7,273	34

Black Box Corp.	9,555	208

CalAmp Corp. *	19,227	211

Calix, Inc. *	21,404	174

Cbeyond, Inc. *	14,630	109

Ciena Corp. *	54,467	872

Cincinnati Bell, Inc. *	110,206	359

Comtech Telecommunications Corp.	9,659	234

Comverse, Inc. *	12,279	344

Consolidated Communications Holdings, Inc.	22,379	393

DigitalGlobe, Inc. *	29,354	849

EarthLink, Inc.	58,883	319

Extreme Networks, Inc. *	50,905	172

Fairpoint Communications, Inc. *	12,556	94

Finisar Corp. *	50,168	662

General Communication, Inc., Class A *	21,243	195

Globecomm Systems, Inc. *	13,201	159

Harmonic, Inc. *	64,949	376

Hawaiian Telcom Holdco, Inc. *	5,508	127

HickoryTech Corp.	6,444	65

IDT Corp., Class B	8,099	98

Infinera Corp. *	60,767	425

InterDigital, Inc.	22,486	1,075

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued
Telecommunications – 2.8% – continued

Iridium Communications, Inc. *	26,861	$162

Ixia *	23,232	503

KVH Industries, Inc. *	8,125	110

Leap Wireless International, Inc. *	29,016	171

LogMeIn, Inc. *	11,806	227

Loral Space & Communications, Inc.	6,118	379

Lumos Networks Corp.	8,221	111

Neonode, Inc. *	12,907	74

NeoPhotonics Corp. *	9,308	48

NETGEAR, Inc. *	20,874	699

Neutral Tandem, Inc.	17,680	58

NTELOS Holdings Corp.	8,094	104

Numerex Corp., Class A *	6,555	84

Oclaro, Inc. *	41,125	52

Oplink Communications, Inc. *	10,427	171

ORBCOMM, Inc. *	18,206	95

Parkervision, Inc. *	42,991	158

Plantronics, Inc.	23,309	1,030

Preformed Line Products Co.	1,238	87

Premiere Global Services, Inc. *	28,262	311

Primus Telecommunications Group, Inc.	6,525	72

Procera Networks, Inc. *	10,399	124

RF Micro Devices, Inc. *	152,969	814

RigNet, Inc. *	7,145	178

Ruckus Wireless, Inc. *	4,398	92

Shenandoah Telecommunications Co.	12,815	195

ShoreTel, Inc. *	25,541	93

Sonus Networks, Inc. *	114,402	296

Symmetricom, Inc. *	23,005	104

Telenav, Inc. *	8,841	57

Tellabs, Inc.	202,795	424

Telular Corp.	8,942	90

Tessco Technologies, Inc.	3,040	66

Ubiquiti Networks, Inc.	5,875	81

USA Mobility, Inc.	12,825	170

ViaSat, Inc. *	20,610	998

Vonage Holdings Corp. *	85,269	246

Westell Technologies, Inc., Class A *	23,237	47
		21,432
Textiles – 0.2%

Culp, Inc.	4,744	75

G&K Services, Inc., Class A	10,484	477

UniFirst Corp.	7,964	721
		1,273

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued
Toys, Games & Hobbies – 0.0%

JAKKS Pacific, Inc.	11,986	$126

LeapFrog Enterprises, Inc. *	27,061	231
		357
Transportation – 1.8%

Air Transport Services Group, Inc. *	29,856	174

Arkansas Best Corp.	13,642	159

Atlas Air Worldwide Holdings, Inc. *	14,505	591

Bristow Group, Inc.	19,621	1,294

CAI International, Inc. *	8,135	234

Celadon Group, Inc.	10,923	228

Echo Global Logistics, Inc. *	8,489	188

Forward Air Corp.	15,969	595

Frontline Ltd. *	27,384	64

GasLog Ltd.	13,050	168

Genco Shipping & Trading Ltd. *	16,002	46

Genesee & Wyoming, Inc., Class A *	24,324	2,265

Gulfmark Offshore, Inc., Class A	14,772	576

Heartland Express, Inc.	26,786	357

Hub Group, Inc., Class A *	20,284	780

International Shipholding Corp.	3,219	59

Knight Transportation, Inc.	31,935	514

Knightsbridge Tankers Ltd.	13,478	111

Marten Transport Ltd.	9,148	184

Nordic American Tankers Ltd.	28,566	330

Old Dominion Freight Line, Inc. *	39,123	1,494

Pacer International, Inc. *	20,426	103

Patriot Transportation Holding, Inc. *	3,443	96

PHI, Inc. (Non Voting) *	7,080	242

Quality Distribution, Inc. *	11,458	96

Rand Logistics, Inc. *	8,415	52

Roadrunner Transportation Systems, Inc. *	7,649	176

Saia, Inc. *	8,787	318

Scorpio Tankers, Inc. *	59,962	535

Ship Finance International Ltd.	27,121	478

Swift Transportation Co. *	43,433	616

Teekay Tankers Ltd., Class A	33,398	95

Universal Truckload Services, Inc. *	2,687	63

Werner Enterprises, Inc.	24,257	586

XPO Logistics, Inc. *	10,122	170
		14,037
Trucking & Leasing – 0.3%

AMERCO	4,777	829

Greenbrier Cos., Inc. *	12,315	280

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Trucking & Leasing – 0.3% – continued

TAL International Group, Inc.	15,998	$725

Textainer Group Holdings Ltd.	7,768	307

Willis Lease Finance Corp. *	2,670	40
		2,181

Water – 0.3%

American States Water Co.	10,377	598

Artesian Resources Corp., Class A	3,874	87

California Water Service Group	25,790	513

Connecticut Water Service, Inc.	5,825	170

Consolidated Water Co. Ltd.	7,393	73

Middlesex Water Co.	9,431	184

PICO Holdings, Inc. *	12,987	288

SJW Corp.	7,795	207

York Water Co.	6,909	130
		2,250
Total Common Stocks
(Cost $583,730)		742,095

OTHER – 0.0% (1)

Escrow DLB Oil & Gas *	1,200	–

Escrow Gerber Scientific, Inc. *	9,016	–

Escrow Position PetroCorp *	420	–
Total Other
(Cost $ – )		–

RIGHTS – 0.0%

Distribution/Wholesale – 0.0%

BlueLinx Holdings, Inc. *	11,783	5

Pharmaceuticals – 0.0%

Allos Therapeutics, Inc. (Contingent Value Rights) *	39,794	–

Savings & Loans – 0.0%

CSF Holdings, Inc. (2) *	6,212	–
Total Rights
(Cost $ – )		5

	NUMBER OF SHARES	VALUE (000s)
WARRANTS – 0.0%

Magnum Hunter Resources Corp., Exp. 10/14/13, Strike $10.50 *	3,855	$ –
Total Warrants
(Cost $ – )		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.9%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (3)(4)	21,866,243	$21,866
Total Investment Companies
(Cost $21,866)		21,866

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.14%, 4/25/13 (5)	$2,555	$2,555
Total Short-Term Investments
(Cost $2,555)		2,555

Total Investments – 100.4%
(Cost $608,151)		766,521

Liabilities less Other Assets – (0.4)%		(3,409)
NET ASSETS – 100.0%		$763,112

(1)	Security listed as “escrow” is considered to be worthless.
(2)	Security has been deemed worthless and is a Level 3 investment.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $10,877,000 with net purchases of approximately $10,989,000 during the fiscal year ended March 31, 2013.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued	MARCH 31, 2013

At March 31, 2013, the Small Cap Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini Index	221	$20,971	Long	6/13	$406

At March 31, 2013, the industry sectors (unaudited) for the Small Cap Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.7%
Consumer Staples	3.5
Energy	6.1
Financials	23.6
Health Care	12.2
Industrials	15.3
Information Technology	16.4
Materials	5.3
Telecommunication Services	0.6
Utilities	3.3

Total	100.0%

Various inputs are used in determing the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions including risk, market participants would use in pricing a strategy).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$742,095	(1)	$ –	$–	$742,095
Rights	–		5	–	5
Warrants	–	*	–	–	–	*
Investment Companies	21,866		–	–	21,866
Short-Term Investments	–		2,555	–	2,555
Total Investments	$763,961		$2,560	$–	$766,521

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$406		$ –	$–	$406

(1)	Classifications as defined in the Schedule of Investments.

*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, the Fund had transfers from level 2 to Level 1 as discussed below:

Transfers from Level 2 to Level 1

Industry	Value (000s)		Reason
Warrants
Oil & Gas	$–	*	Valuations at official close price

*	Amount rounds to less than one thousand.

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1%

Advertising – 0.1%

Interpublic Group of (The) Cos., Inc.	139,339	$1,816

Omnicom Group, Inc.	89,091	5,247
		7,063

Aerospace/Defense – 1.7%

Boeing (The) Co.	230,704	19,806

General Dynamics Corp.	112,719	7,948

L-3 Communications Holdings, Inc.	30,521	2,470

Lockheed Martin Corp.	91,263	8,809

Northrop Grumman Corp.	80,378	5,638

Raytheon Co.	110,334	6,487

Rockwell Collins, Inc.	45,792	2,890

United Technologies Corp.	285,877	26,709
		80,757

Agriculture – 1.9%

Altria Group, Inc.	681,651	23,442

Archer-Daniels-Midland Co.	224,247	7,564

Lorillard, Inc.	129,192	5,213

Philip Morris International, Inc.	558,775	51,804

Reynolds American, Inc.	109,093	4,853
		92,876

Airlines – 0.1%

Southwest Airlines Co.	247,667	3,339

Apparel – 0.6%

Coach, Inc.	95,545	4,776

NIKE, Inc., Class B	245,134	14,465

Ralph Lauren Corp.	20,695	3,504

VF Corp.	30,138	5,056
		27,801

Auto Manufacturers – 0.5%

Ford Motor Co.	1,330,904	17,502

PACCAR, Inc.	120,279	6,081
		23,583

Auto Parts & Equipment – 0.3%

BorgWarner, Inc. *	39,207	3,032

Delphi Automotive PLC	99,070	4,399

Goodyear Tire & Rubber (The) Co. *	81,807	1,032

Johnson Controls, Inc.	232,249	8,145
		16,608

Banks – 7.2%

Bank of America Corp.	3,668,896	44,687

Bank of New York Mellon (The) Corp.	396,037	11,085

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Banks – 7.2% – continued

BB&T Corp.	237,615	$7,459

Capital One Financial Corp.	196,996	10,825

Citigroup, Inc.	1,030,313	45,581

Comerica, Inc.	64,330	2,313

Fifth Third Bancorp	295,292	4,816

First Horizon National Corp.	84,347	901

First Horizon National Corp. – (Fractional Shares) *	495,018	–

Goldman Sachs Group (The), Inc.	148,437	21,842

Huntington Bancshares, Inc.	289,183	2,137

JPMorgan Chase & Co.	1,297,575	61,583

KeyCorp	313,862	3,126

M&T Bank Corp.	41,743	4,306

Morgan Stanley	463,792	10,194

Northern Trust Corp.(1)(2)	71,137	3,881

PNC Financial Services Group, Inc.	179,258	11,921

Regions Financial Corp.	477,005	3,907

State Street Corp.	154,932	9,155

SunTrust Banks, Inc.	184,155	5,305

U.S. Bancorp	631,287	21,420

Wells Fargo & Co.	1,661,310	61,452

Zions Bancorporation	61,938	1,548
		349,444

Beverages – 2.4%

Beam, Inc.	54,790	3,481

Brown-Forman Corp., Class B	52,150	3,724

Coca-Cola (The) Co.	1,299,642	52,558

Coca-Cola Enterprises, Inc.	88,067	3,251

Constellation Brands, Inc., Class A *	50,862	2,423

Dr Pepper Snapple Group, Inc.	69,636	3,269

Molson Coors Brewing Co., Class B	52,141	2,551

Monster Beverage Corp. *	47,936	2,289

PepsiCo, Inc.	522,268	41,317
		114,863

Biotechnology – 1.9%

Alexion Pharmaceuticals, Inc. *	66,326	6,111

Amgen, Inc.	253,746	26,012

Biogen Idec, Inc. *	80,207	15,473

Celgene Corp. *	142,010	16,460

Gilead Sciences, Inc. *	516,128	25,254

Life Technologies Corp. *	57,834	3,738
		93,048

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Building Materials – 0.1%

Masco Corp.	119,201	$2,414

Vulcan Materials Co.	43,817	2,265

		4,679

Chemicals – 2.4%

Air Products & Chemicals, Inc.	70,232	6,119

Airgas, Inc.	23,670	2,347

CF Industries Holdings, Inc.	21,597	4,111

Dow Chemical (The) Co.	408,773	13,015

E.I. du Pont de Nemours & Co.	317,248	15,596

Eastman Chemical Co.	52,570	3,673

Ecolab, Inc.	90,036	7,219

FMC Corp.	46,383	2,645

International Flavors & Fragrances, Inc.	27,712	2,125

LyondellBasell Industries N.V., Class A	128,732	8,147

Monsanto Co.	181,610	19,184

Mosaic (The) Co.	94,350	5,624

PPG Industries, Inc.	48,274	6,466

Praxair, Inc.	100,656	11,227

Sherwin-Williams (The) Co.	29,312	4,951

Sigma-Aldrich Corp.	40,350	3,134

		115,583

Coal – 0.1%

CONSOL Energy, Inc.	76,267	2,566

Peabody Energy Corp.	90,997	1,925

		4,491

Commercial Services – 1.2%

ADT (The) Corp.	78,240	3,829

Apollo Group, Inc., Class A *	33,147	576

Automatic Data Processing, Inc.	165,064	10,732

Equifax, Inc.	41,517	2,391

H&R Block, Inc.	93,632	2,755

Iron Mountain, Inc.	56,806	2,063

Mastercard, Inc., Class A	35,810	19,378

Moody’s Corp.	65,320	3,483

Paychex, Inc.	108,978	3,822

Quanta Services, Inc. *	72,308	2,066

Robert Half International, Inc.	46,967	1,763

SAIC, Inc.	96,501	1,307

Total System Services, Inc.	53,387	1,323

Western Union (The) Co.	192,799	2,900

		58,388

Computers – 6.3%

Accenture PLC, Class A	218,545	16,603

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Computers – 6.3% – continued

Apple, Inc.	318,381	$140,925

Cognizant Technology Solutions Corp., Class A *	102,077	7,820

Computer Sciences Corp.	51,856	2,553

Dell, Inc.	496,227	7,111

EMC Corp. *	712,941	17,032

Hewlett-Packard Co.	660,740	15,752

International Business Machines Corp.	355,190	75,762

NetApp, Inc. *	123,082	4,204

SanDisk Corp. *	82,767	4,552

Seagate Technology PLC	108,383	3,962

Teradata Corp. *	56,787	3,323

Western Digital Corp.	73,403	3,691

		303,290

Cosmetics/Personal Care – 2.0%

Avon Products, Inc.	145,283	3,012

Colgate-Palmolive Co.	149,125	17,601

Estee Lauder (The) Cos., Inc., Class A	80,601	5,161

Procter & Gamble (The) Co.	926,197	71,373

		97,147

Distribution/Wholesale – 0.3%

Fastenal Co.	92,345	4,742

Fossil, Inc.*	18,286	1,766

Genuine Parts Co.	53,220	4,151

W.W. Grainger, Inc.	20,186	4,542

		15,201

Diversified Financial Services – 2.5%

American Express Co.	325,668	21,970

Ameriprise Financial, Inc.	69,042	5,085

BlackRock, Inc.	42,540	10,928

Charles Schwab (The) Corp.	373,345	6,604

CME Group, Inc.	104,246	6,400

Discover Financial Services	167,998	7,533

E*TRADE Financial Corp. *	86,854	930

Franklin Resources, Inc.	46,946	7,080

IntercontinentalExchange, Inc. *	24,574	4,007

Invesco Ltd.	151,553	4,389

Legg Mason, Inc.	39,467	1,269

NASDAQ OMX Group (The), Inc.	39,660	1,281

NYSE Euronext	83,674	3,233

SLM Corp.	155,374	3,182

T. Rowe Price Group, Inc.	88,232	6,606

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Diversified Financial Services – 2.5% – continued

Visa, Inc., Class A	174,879	$29,701

		120,198

Electric – 3.1%

AES Corp.	212,967	2,677

Ameren Corp.	81,613	2,858

American Electric Power Co., Inc.	165,513	8,049

CMS Energy Corp.	91,506	2,557

Consolidated Edison, Inc.	99,966	6,101

Dominion Resources, Inc.	194,833	11,335

DTE Energy Co.	59,196	4,046

Duke Energy Corp.	239,832	17,409

Edison International	111,362	5,604

Entergy Corp.	59,941	3,791

Exelon Corp.	289,779	9,992

FirstEnergy Corp.	142,657	6,020

Integrys Energy Group, Inc.	25,896	1,506

NextEra Energy, Inc.	143,419	11,141

Northeast Utilities	105,911	4,603

NRG Energy, Inc.	111,716	2,959

Pepco Holdings, Inc.	77,826	1,666

PG&E Corp.	149,301	6,648

Pinnacle West Capital Corp.	37,066	2,146

PPL Corp.	196,050	6,138

Public Service Enterprise Group, Inc.	173,044	5,942

SCANA Corp.	45,830	2,345

Southern (The) Co.	293,354	13,764

TECO Energy, Inc.	68,806	1,226

Wisconsin Energy Corp.	77,249	3,313

Xcel Energy, Inc.	164,054	4,872

		148,708

Electrical Components & Equipment – 0.3%

Emerson Electric Co.	245,226	13,701

Molex, Inc.	46,343	1,357

		15,058

Electronics – 1.2%

Agilent Technologies, Inc.	116,964	4,909

Amphenol Corp., Class A	54,133	4,041

FLIR Systems, Inc.	51,161	1,331

Garmin Ltd.	36,562	1,208

Honeywell International, Inc.	265,981	20,041

Jabil Circuit, Inc.	63,808	1,179

PerkinElmer, Inc.	38,019	1,279

TE Connectivity Ltd.	141,969	5,953

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Electronics – 1.2% – continued

Thermo Fisher Scientific, Inc.	121,112	$9,264

Tyco International Ltd.	159,470	5,103

Waters Corp. *	29,116	2,734

		57,042

Engineering & Construction – 0.1%

Fluor Corp.	54,678	3,627

Jacobs Engineering Group, Inc. *	43,669	2,456

		6,083

Entertainment – 0.0%

International Game Technology	89,491	1,477

Environmental Control – 0.3%

Republic Services, Inc.	100,377	3,312

Stericycle, Inc. *	28,950	3,074

Waste Management, Inc.	149,087	5,846

		12,232

Food – 2.0%

Campbell Soup Co.	61,886	2,807

ConAgra Foods, Inc.	139,996	5,013

Dean Foods Co. *	60,887	1,104

General Mills, Inc.	219,558	10,826

H.J. Heinz Co.	108,107	7,813

Hershey (The) Co.	51,428	4,501

Hormel Foods Corp.	46,760	1,932

J.M. Smucker (The) Co.	36,351	3,605

Kellogg Co.	84,598	5,451

Kraft Foods Group, Inc.	201,383	10,377

Kroger (The) Co.	175,877	5,828

McCormick & Co., Inc. (Non Voting)	45,683	3,360

Mondelez International, Inc., Class A	601,033	18,398

Safeway, Inc.	81,630	2,151

Sysco Corp.	199,875	7,030

Tyson Foods, Inc., Class A	96,545	2,396

Whole Foods Market, Inc.	58,128	5,043

		97,635

Forest Products & Paper – 0.2%

International Paper Co.	150,143	6,994

MeadWestvaco Corp.	58,683	2,130

		9,124

Gas – 0.3%

AGL Resources, Inc.	39,202	1,645

CenterPoint Energy, Inc.	142,913	3,424

NiSource, Inc.	104,027	3,052

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Gas – 0.3% – continued

Sempra Energy	77,136	$6,166

		14,287

Hand/Machine Tools – 0.1%

Snap-on, Inc.	19,461	1,610

Stanley Black & Decker, Inc.	54,429	4,407

		6,017

Healthcare - Products – 1.8%

Baxter International, Inc.	184,463	13,399

Becton, Dickinson and Co.	65,828	6,294

Boston Scientific Corp. *	462,019	3,608

C.R. Bard, Inc.	25,474	2,567

CareFusion Corp. *	75,064	2,627

Covidien PLC	160,546	10,891

DENTSPLY International, Inc.	48,247	2,047

Edwards Lifesciences Corp. *	38,591	3,171

Hospira, Inc. *	55,566	1,824

Intuitive Surgical, Inc. *	13,616	6,688

Medtronic, Inc.	341,794	16,051

Patterson Cos., Inc.	27,943	1,063

St. Jude Medical, Inc.	96,041	3,884

Stryker Corp.	98,548	6,429

Varian Medical Systems, Inc. *	36,888	2,656

Zimmer Holdings, Inc.	57,715	4,341

		87,540

Healthcare - Services – 1.1%

Aetna, Inc.	110,640	5,656

Cigna Corp.	97,424	6,076

Coventry Health Care, Inc.	45,216	2,126

DaVita HealthCare Partners, Inc. *	28,795	3,415

Humana, Inc.	54,380	3,758

Laboratory Corp. of America Holdings *	31,629	2,853

Quest Diagnostics, Inc.	53,704	3,032

Tenet Healthcare Corp. *	35,826	1,705

UnitedHealth Group, Inc.	347,459	19,878

WellPoint, Inc.	103,359	6,845

		55,344

Holding Companies - Diversified – 0.1%

Leucadia National Corp.	99,129	2,719

Home Builders – 0.1%

D.R. Horton, Inc.	96,959	2,356

Lennar Corp., Class A	55,366	2,297

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Home Builders - 0.1% – continued

PulteGroup, Inc. *	114,083	$2,309

		6,962

Home Furnishings – 0.1%

Harman International Industries, Inc.	22,879	1,021

Whirlpool Corp.	27,004	3,199

		4,220

Household Products/Wares – 0.4%

Avery Dennison Corp.	33,327	1,436

Clorox (The) Co.	44,057	3,900

Kimberly-Clark Corp.	131,515	12,886

		18,222

Housewares – 0.1%

Newell Rubbermaid, Inc.	96,683	2,523

Insurance – 4.1%

ACE Ltd.	115,438	10,271

Aflac, Inc.	158,927	8,267

Allstate (The) Corp.	161,387	7,919

American International Group, Inc. *	501,862	19,482

American International Group, Inc. - (Fractional Shares) *	81,909	–

Aon PLC	105,308	6,477

Assurant, Inc.	25,815	1,162

Berkshire Hathaway, Inc., Class B *	618,291	64,426

Chubb (The) Corp.	88,094	7,711

Cincinnati Financial Corp.	49,614	2,341

Genworth Financial, Inc., Class A *	164,138	1,641

Hartford Financial Services Group, Inc.	146,612	3,783

Lincoln National Corp.	92,314	3,010

Loews Corp.	104,912	4,624

Marsh & McLennan Cos., Inc.	185,075	7,027

MetLife, Inc.	371,654	14,130

Principal Financial Group, Inc.	92,672	3,154

Progressive (The) Corp.	187,701	4,743

Prudential Financial, Inc.	158,204	9,333

Torchmark Corp.	31,941	1,910

Travelers (The) Cos., Inc.	128,083	10,783

Unum Group	91,253	2,578

XL Group PLC	100,278	3,038

		197,810

Internet – 3.4%

Amazon.com, Inc. *	123,337	32,868

eBay, Inc. *	395,825	21,462

Expedia, Inc.	31,669	1,900

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Internet – 3.4% – continued

F5 Networks, Inc. *	26,555	$2,366

Google, Inc., Class A *	90,529	71,883

Netflix, Inc. *	19,170	3,631

priceline.com, Inc. *	16,918	11,638

Symantec Corp. *	232,724	5,744

TripAdvisor, Inc. *	36,597	1,922

VeriSign, Inc. *	52,210	2,468

Yahoo!, Inc. *	328,615	7,732

		163,614

Iron/Steel – 0.2%

Allegheny Technologies, Inc.	35,884	1,138

Cliffs Natural Resources, Inc.	51,531	980

Nucor Corp.	106,858	4,931

United States Steel Corp.	48,734	950

		7,999

Leisure Time – 0.2%

Carnival Corp.	149,913	5,142

Harley-Davidson, Inc.	76,321	4,068

		9,210

Lodging – 0.3%

Marriott International, Inc., Class A	82,565	3,487

Marriott International, Inc., Class A – (Fractional Shares) *	83,178	–

Starwood Hotels & Resorts Worldwide, Inc.	66,087	4,212

Wyndham Worldwide Corp.	46,718	3,012

Wynn Resorts Ltd.	27,340	3,422

		14,133

Machinery - Construction & Mining – 0.4%

Caterpillar, Inc.	222,224	19,327

Joy Global, Inc.	35,582	2,118

		21,445

Machinery - Diversified – 0.6%

Cummins, Inc.	60,188	6,970

Deere & Co.	132,435	11,387

Flowserve Corp.	16,157	2,710

Rockwell Automation, Inc.	47,892	4,136

Roper Industries, Inc.	33,684	4,288

Xylem, Inc.	63,211	1,742

		31,233

Media – 3.5%

Cablevision Systems Corp., Class A (Registered)	71,787	1,074

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Media – 3.5% – continued

CBS Corp., Class B (Non Voting)	198,468	$9,267

Comcast Corp., Class A	894,600	37,582

DIRECTV *	193,704	10,966

Discovery Communications, Inc., Class A *	83,140	6,546

Gannett Co., Inc.	77,647	1,698

McGraw-Hill (The) Cos., Inc.	94,887	4,942

News Corp., Class A	678,068	20,695

Scripps Networks Interactive, Inc., Class A	29,316	1,886

Time Warner Cable, Inc.	100,232	9,628

Time Warner, Inc.	316,815	18,255

Viacom, Inc., Class B	154,449	9,509

Walt Disney (The) Co.	611,993	34,761

Washington Post (The) Co., Class B	1,477	660

		167,469

Metal Fabrication/Hardware – 0.2%

Precision Castparts Corp.	49,699	9,424

Mining – 0.4%

Alcoa, Inc.	368,542	3,140

Freeport-McMoRan Copper & Gold, Inc.	321,102	10,628

Newmont Mining Corp.	168,459	7,057

		20,825

Miscellaneous Manufacturing – 3.3%

3M Co.	214,961	22,853

Danaher Corp.	197,284	12,261

Dover Corp.	58,769	4,283

Eaton Corp. PLC	159,657	9,779

General Electric Co.	3,525,114	81,501

Illinois Tool Works, Inc.	140,909	8,587

Ingersoll-Rand PLC	93,950	5,168

Leggett & Platt, Inc.	49,768	1,681

Pall Corp.	37,317	2,551

Parker Hannifin Corp.	51,128	4,682

Pentair Ltd. (Registered)	68,981	3,639

Textron, Inc.	90,495	2,698

		159,683

Office/Business Equipment – 0.1%

Pitney Bowes, Inc.	67,787	1,007

Xerox Corp.	413,569	3,557

		4,564

Oil & Gas – 8.6%

Anadarko Petroleum Corp.	169,301	14,805

Apache Corp.	132,923	10,256

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Oil & Gas – 8.6% – continued

Cabot Oil & Gas Corp.	70,582	$4,772

Chesapeake Energy Corp.	178,660	3,646

Chevron Corp.	658,418	78,233

ConocoPhillips	413,927	24,877

Denbury Resources, Inc. *	127,555	2,379

Devon Energy Corp.	128,773	7,265

Diamond Offshore Drilling, Inc.	23,382	1,626

Ensco PLC, Class A	79,786	4,787

EOG Resources, Inc.	92,493	11,846

EQT Corp.	51,595	3,496

Exxon Mobil Corp.	1,518,625	136,843

Helmerich & Payne, Inc.	35,566	2,159

Hess Corp.	101,362	7,259

Marathon Oil Corp.	240,618	8,114

Marathon Petroleum Corp.	112,326	10,064

Murphy Oil Corp.	62,087	3,957

Nabors Industries Ltd.	97,517	1,582

Newfield Exploration Co. *	44,582	1,000

Noble Corp.	86,934	3,317

Noble Energy, Inc.	60,506	6,998

Occidental Petroleum Corp.	272,885	21,386

Phillips 66	210,159	14,705

Pioneer Natural Resources Co.	45,191	5,615

QEP Resources, Inc.	59,177	1,884

Range Resources Corp.	54,833	4,444

Rowan Cos. PLC, Class A *	41,471	1,466

Southwestern Energy Co. *	120,021	4,472

Tesoro Corp.	46,618	2,729

Valero Energy Corp.	188,479	8,574

WPX Energy, Inc. *	67,076	1,075

		415,631

Oil & Gas Services – 1.5%

Baker Hughes, Inc.	149,453	6,936

Cameron International Corp. *	84,189	5,489

FMC Technologies, Inc. *	79,728	4,336

Halliburton Co.	314,713	12,718

National Oilwell Varco, Inc.	144,871	10,250

Schlumberger Ltd.	450,787	33,759

		73,488

Packaging & Containers – 0.1%

Ball Corp.	51,139	2,433

Bemis Co., Inc.	34,532	1,394

Owens-Illinois, Inc.*	55,131	1,469

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Packaging & Containers – 0.1% – continued

Sealed Air Corp.	65,097	$1,570

		6,866

Pharmaceuticals – 7.0%

Abbott Laboratories	531,064	18,757

AbbVie, Inc.	534,849	21,811

Actavis, Inc. *	42,976	3,959

Allergan, Inc.	104,285	11,641

AmerisourceBergen Corp.	78,862	4,058

Bristol-Myers Squibb Co.	555,506	22,881

Cardinal Health, Inc.	116,632	4,854

Eli Lilly & Co.	338,462	19,221

Express Scripts Holding Co. *	277,709	16,010

Forest Laboratories, Inc. *	78,738	2,995

Johnson & Johnson	947,388	77,241

McKesson Corp.	78,754	8,502

Mead Johnson Nutrition Co.	68,200	5,282

Merck & Co., Inc.	1,024,879	45,331

Mylan, Inc. *	133,686	3,869

Perrigo Co.	30,379	3,607

Pfizer, Inc.	2,437,597	70,349

		340,368

Pipelines – 0.6%

Kinder Morgan, Inc.	213,057	8,241

ONEOK, Inc.	69,247	3,301

Spectra Energy Corp.	227,411	6,993

Williams (The) Cos., Inc.	231,110	8,657

		27,192

Real Estate – 0.1%

CBRE Group, Inc., Class A *	104,623	2,642

Real Estate Investment Trusts – 2.1%

American Tower Corp.	134,217	10,324

Apartment Investment & Management Co., Class A	49,762	1,526

AvalonBay Communities, Inc.	38,461	4,872

Boston Properties, Inc.	51,596	5,214

Equity Residential	108,182	5,956

HCP, Inc.	153,293	7,643

Health Care REIT, Inc.	88,808	6,031

Host Hotels & Resorts, Inc.	248,561	4,347

Kimco Realty Corp.	137,503	3,080

Plum Creek Timber Co., Inc.	54,292	2,834

Prologis, Inc.	157,151	6,283

Public Storage	48,907	7,450

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Real Estate Investment Trusts – 2.1% – continued

Simon Property Group, Inc.	106,028	$16,812

Ventas, Inc.	98,328	7,198

Vornado Realty Trust	57,968	4,848

Weyerhaeuser Co.	185,402	5,818

		100,236

Retail – 6.3%

Abercrombie & Fitch Co., Class A	26,331	1,216

AutoNation, Inc. *	12,834	561

AutoZone, Inc. *	12,397	4,919

Bed Bath & Beyond, Inc. *	76,936	4,956

Best Buy Co., Inc.	89,160	1,975

CarMax, Inc. *	76,986	3,210

Chipotle Mexican Grill, Inc. *	10,605	3,456

Costco Wholesale Corp.	147,766	15,679

CVS Caremark Corp.	417,557	22,961

Darden Restaurants, Inc.	44,756	2,313

Dollar General Corp. *	102,525	5,186

Dollar Tree, Inc. *	76,088	3,685

Family Dollar Stores, Inc.	32,463	1,917

GameStop Corp., Class A	40,710	1,139

Gap (The), Inc.	99,921	3,537

Home Depot (The), Inc.	507,300	35,399

J.C. Penney Co., Inc.	47,131	712

Kohl’s Corp.	71,073	3,279

L Brands, Inc.	80,340	3,588

Lowe’s Cos., Inc.	377,052	14,298

Macy’s, Inc.	132,953	5,563

McDonald’s Corp.	339,248	33,820

Nordstrom, Inc.	51,177	2,827

O’Reilly Automotive, Inc. *	37,523	3,848

PetSmart, Inc.	36,102	2,242

PVH Corp.	26,400	2,820

Ross Stores, Inc.	74,669	4,526

Staples, Inc.	227,032	3,049

Starbucks Corp.	253,990	14,467

Target Corp.	220,644	15,103

Tiffany & Co.	39,746	2,764

TJX Cos., Inc.	247,451	11,568

Urban Outfitters, Inc. *	37,161	1,440

Walgreen Co.	291,015	13,876

Wal-Mart Stores, Inc.	567,009	42,429

Yum! Brands, Inc.	153,182	11,020

		305,348

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Savings & Loans – 0.1%

Hudson City Bancorp, Inc.	159,470	$1,378

People’s United Financial, Inc.	115,630	1,554

		2,932

Semiconductors – 2.8%

Advanced Micro Devices, Inc. *	203,736	520

Altera Corp.	107,268	3,805

Analog Devices, Inc.	104,656	4,865

Applied Materials, Inc.	409,913	5,526

Broadcom Corp., Class A	177,137	6,141

First Solar, Inc. *	20,746	559

Intel Corp.	1,677,363	36,650

KLA-Tencor Corp.	55,999	2,953

Lam Research Corp. *	54,638	2,265

Linear Technology Corp.	78,001	2,993

LSI Corp. *	183,616	1,245

Microchip Technology, Inc.	67,387	2,477

Micron Technology, Inc. *	350,988	3,503

NVIDIA Corp.	210,115	2,694

QUALCOMM, Inc.	582,659	39,009

Teradyne, Inc. *	63,225	1,026

Texas Instruments, Inc.	374,901	13,302

Xilinx, Inc.	87,921	3,356

		132,889

Software – 3.5%

Adobe Systems, Inc. *	168,868	7,347

Akamai Technologies, Inc. *	59,169	2,088

Autodesk, Inc. *	75,797	3,126

BMC Software, Inc. *	44,928	2,081

CA, Inc.	112,715	2,837

Cerner Corp. *	49,131	4,655

Citrix Systems, Inc. *	62,705	4,525

Dun & Bradstreet (The) Corp.	13,929	1,165

Electronic Arts, Inc. *	101,895	1,804

Fidelity National Information Services, Inc.	99,774	3,953

Fiserv, Inc. *	44,930	3,946

Intuit, Inc.	94,982	6,236

Microsoft Corp.	2,556,429	73,139

Oracle Corp.	1,251,971	40,489

Red Hat, Inc. *	65,183	3,296

Salesforce.com, Inc. *	45,719	8,176

		168,863

Telecommunications – 4.1%

AT&T, Inc.	1,862,131	68,321

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Telecommunications – 4.1% – continued

CenturyLink, Inc.	212,350	$7,460

Cisco Systems, Inc.	1,808,064	37,807

Corning, Inc.	502,808	6,702

Crown Castle International Corp.*	99,784	6,949

Frontier Communications Corp.	334,314	1,330

Harris Corp.	37,627	1,744

JDS Uniphase Corp.*	78,465	1,049

Juniper Networks, Inc.*	173,176	3,211

MetroPCS Communications, Inc.*	104,319	1,137

Motorola Solutions, Inc.	94,302	6,038

Sprint Nextel Corp.*	1,022,516	6,350

Verizon Communications, Inc.	969,191	47,636

Windstream Corp.	195,629	1,555

		197,289

Textiles – 0.0%

Cintas Corp.	35,513	1,567

Toys, Games & Hobbies – 0.1%

Hasbro, Inc.	39,030	1,715

Mattel, Inc.	117,304	5,137

		6,852

Transportation – 1.6%

C.H. Robinson Worldwide, Inc.	54,286	3,228

CSX Corp.	346,651	8,538

Expeditors International of Washington, Inc.	70,782	2,528

FedEx Corp.	98,986	9,720

Norfolk Southern Corp.	106,326	8,195

Ryder System, Inc.	17,017	1,017

Union Pacific Corp.	159,329	22,690

United Parcel Service, Inc., Class B	241,898	20,779

		76,695
Total Common Stocks
(Cost $3,504,091)		4,739,819

INVESTMENT COMPANIES – 1 .5%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (3)(4)	72,981,961	72,982
Total Investment Companies
(Cost $72,982)		72,982

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.14%, 4/25/13(5)	$10,505	$10,505
Total Short-Term Investments
(Cost $10,504)		10,505

Total Investments – 99.8%
(Cost $3,587,577)		4,823,306

Other Assets less Liabilities – 0.2%		7,480
NET ASSETS – 100.0%		$4,830,786

(1)	At March 31, 2012, the value of the Fund’s investment in Northern Trust Corp. was approximately $2,498,000. The net purchases during the fiscal year ended March 31, 2013, were approximately $874,000, with net realised losses of approximately $79,000. The change in net unrealized appreciation during the fiscal year ended March 31, 2013, was approximately $588,000.
(2)	Investment in affiliate.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $108,614,000 with net sales of approximately $35,632,000 during the fiscal year ended March 31, 2013.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Stock Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P 500	1,136	$88,761	Long	6/13	$1,788

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the industry sectors (unaudited) for the Stock Index Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.7%
Consumer Staples	11.0
Energy	10.9
Financials	15.9
Health Care	12.5
Industrials	10.1
Information Technology	18.0
Materials	3.4
Telecommunication Services	3.0
Utilities	3.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Stock Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$4,739,819	(1)	$ –	$–	$4,739,819
Investment Companies	72,982		–	–	72,982
Short-Term Investments	–		10,505	–	10,505
Total Investments	$4,812,801		$10,505	$–	$4,823,306

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,788		$ –	$–	$1,788

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 47 Funds as of March 31, 2013, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “NTGI PVC”) whose membership includes representatives of NTI, as well as

EQUITY INDEX FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2013

independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. The NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, the NTGI PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses, on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts, in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

At March 31, 2013, the Mid Cap Index, Small Cap Index, and Stock Index Funds had entered into exchange-traded long futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $2,115,000, $2,555,000 and $10,505,000, respectively. The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds had entered into exchange-traded long futures contracts at March 31, 2013. The aggregate fair value of cash and foreign currencies to cover margin requirements for open positions was approximately $1,136,000, $1,571,000, $201,000 and $3,006,000 respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

D) FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in

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NOTES TO THE FINANCIAL STATEMENTS continued

unrealized appreciation (depreciation) on foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2013, were approximately $10,000 and $2,000 for the Emerging Markets Equity Index and the Global Real Estate Index Funds, respectively. Redemption fees for the fiscal year ended March 31, 2013, were less than $500 for the Global Sustainability Index Fund and the International Equity Index Fund. Redemption fees for the fiscal year ended March 31, 2012, were approximately $2,000 and $8,000 for the Emerging Markets Equity Index and the Global Real Estate Index Funds, respectively. Redemption fees for the fiscal year ended March 31, 2012, were less than $500 for the Global Sustainability Index Fund and the International Equity Index Fund. These amounts are included in Payments for Shares Redeemed in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Funds was less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Emerging Markets Equity Index	Annually
Global Real Estate Index	Quarterly
Global Sustainability Index	Annually
International Equity Index	Annually
Mid Cap Index	Annually
Small Cap Index	Annually
Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts

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may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs’’) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2013, the following reclassifications were recorded:

Amounts in thousands	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)	CAPITAL STOCK
Emerging Markets Equity Index	$(1,499)	$1,499	$ —
Global Real Estate Index	(2,301)	2,301	—
Global Sustainability Index	(61)	61	—
International Equity Index	(1,767)	1,516	251
Mid Cap Index	(546)	546	—
Small Cap Index	(259)	(626)	885
Stock Index	(488)	(7,311)	7,799

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2012, through the fiscal year ended March 31, 2013, the following Funds incurred net capital losses and/or Section 988 net currency losses which the Funds intend to treat as having been incurred in the following fiscal year:

Amounts in thousands
Emerging Markets Equity Index	$6,951
International Equity Index	8,415

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD		LONG-TERM CAPITAL LOSS CARRYFORWARD
Emerging Markets Equity Index	$1,850		$20,573
Global Sustainability Index	—		620
International Equity Index	3,164	*	69,536	*
Stock Index	—		5,751	*

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2013, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration for the Funds in the table below were as follows:

Amounts in thousands	MARCH 31, 2017		MARCH 31, 2018		MARCH 31, 2019
Emerging Markets Equity Index	$12,794		$101,299		$4,624
Global Sustainability Index	673		135		2,654
International Equity Index	63,735	*	194,512	*	11,357	*
Small Cap Index	8,652	*	643	*	—
Stock Index	12,652	*	2,774	*	3,047	*

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2019.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

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NOTES TO THE FINANCIAL STATEMENTS continued

The Global Real Estate Index Fund has elected to defer net capital losses and/or Section 988 net currency losses incurred from November 1, 2012 through November 30, 2012, the Fund’s last tax year end, as having arisen on the first day of the following tax year:

Amounts in thousands
Global Real Estate Index	$841

At November 30, 2012, the Global Real Estate Index Fund’s last tax year end, capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Global Real Estate Index	$ —	$3,375

At November 30, 2012, the Global Real Estate Index Fund’s last tax year end, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	NOVEMBER 30, 2016	NOVEMBER 30, 2017	NOVEMBER 30, 2018	NOVEMBER 30, 2019
Global Real Estate Index	$99,834	$496,445	$10,164	$13,694

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2013, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Emerging Markets Equity Index	$2,912	$ —	$248,069
Global Sustainability Index	570	—	26,580
International Equity Index	19,919	—	246,280
Mid Cap Index	5,040	8,730	203,015
Small Cap Index	667	8,561	150,310
Stock Index	2,123	8,064	1,094,789

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2012, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Global Real Estate Index	$19,856	$ —	$82,238

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$44,000	$ —
Global Sustainability Index	2,800	—
International Equity Index	53,302	—
Mid Cap Index	11,362	16,039
Small Cap Index	9,996	4,381
Stock Index	80,033	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$21,001	$ —
Global Sustainability Index	1,864	—
International Equity Index	43,000	—
Mid Cap Index	4,532	—
Small Cap Index	3,120	—
Stock Index	46,242	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2012 and November 30, 2011 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2012 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$19,073	$ —

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	NOVEMBER 30, 2011 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$13,759	$ —

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2012 through March 31, 2013 will be determined at the end of its tax year.

As of March 31, 2013, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for the Global Real Estate Index Fund, filed for the fiscal years ended March 31, 2010 through March 31, 2012 remain subject to examination by the Internal Revenue Service. The Global Real Estate Index Fund’s federal tax returns filed for the tax years ended November 30, 2010 through November 30, 2012 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

J) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2013.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2013.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears which is included in Other expenses on the Statements of Operations.

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and the annual commitment fee on the unused portion of the credit line under the New Credit Facility is the same as those for the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At March 31, 2013, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2013 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Emerging Markets Equity Index	$3,431	1.24%
Global Sustainability Index	1,371	1.23%
International Equity Index	2,342	1.24%
Stock Index	38,800	1.24%

No other Funds incurred any interest expenses during the fiscal year ended March 31, 2013.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal

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NOTES TO THE FINANCIAL STATEMENTS continued

year ended March 31, 2013, the investment adviser contractually agreed to reimburse the Funds for certain expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investments adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees and the expense limitations for the fiscal year ended March 31, 2013, for the Funds were as follows:

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATIONS
Emerging Markets Equity Index	0.35%	0.30%
Global Real Estate Index	0.35%	0.50%
Global Sustainability Index	0.35%	0.30%
International Equity Index	0.25%	0.25%
Mid Cap Index	0.20%	0.15%
Small Cap Index	0.20%	0.15%
Stock Index	0.10%	0.10%

The contractual reimbursement arrangements are expected to continue until at least July 31, 2014. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds. Transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. Administration fees are reflected in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), each Fund may invest its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include advisory, administrative, transfer agency and custody fees that the money market fund pays to the investment adviser and/or its affiliates. The uninvested cash of each of the Funds currently is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35 percent of the average daily

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MARCH 31, 2013

net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in the Northern Institutional Diversified Assets Portfolio. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each Fund’s net expenses and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2013, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Emerging Markets Equity Index	$—	$937,667	$—	$475,217
Global Real Estate Index	—	518,991	—	77,728
Global Sustainability Index	—	30,605	—	21,024
International Equity Index	—	792,144	—	434,555
Mid Cap Index	—	252,135	—	69,631
Small Cap Index	—	165,730	—	76,554
Stock Index	—	772,362	—	286,804

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2013, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Emerging Markets Equity Index	$408,911	$(160,688)	$248,223	$1,873,475
Global Real Estate Index	186,544	(38,536)	148,008	1,184,531
Global Sustainability Index	30,561	(3,962)	26,599	106,212
International Equity Index	470,584	(224,141)	246,443	2,207,679
Mid Cap Index	227,468	(24,453)	203,015	776,224
Small Cap Index	197,821	(47,511)	150,310	616,211
Stock Index	1,192,648	(97,857)	1,094,791	3,728,515

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Emerging Markets Equity Index	65,133		$747,303		421	$4,949	(25,732)	$(287,720)	39,822	$464,532
Global Real Estate Index	70,757		624,766		580	5,139	(19,140)	(170,356)	52,197	459,549
Global Sustainability Index	4,178		39,116		65	610	(3,384)	(30,553)	859	9,173
International Equity Index	99,682	*	1,001,874	*	937	9,671	(39,667)	(386,875)	60,952	624,670
Mid Cap Index	22,515		301,723		1,369	18,108	(9,314)	(122,920)	14,570	196,911
Small Cap Index	26,987	**	249,048	**	731	6,753	(10,371)	(95,349)	17,347	160,452
Stock Index	112,376	***	1,984,137	***	658	11,827	(53,210)	(937,305)	59,824	1,058,659

*	Numbers include assets received in connection with fund reorganization of approximately 24,466,000 in shares sold and $243,678,000 in proceeds from shares sold. For further information on the reorganization, see Note 13.

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NOTES TO THE FINANCIAL STATEMENTS continued

**	Numbers include assets received in connection with fund reorganization of approximately 7,650,000 in shares sold and $69,233,000 in proceeds from shares sold. For further information on the reorganization, see Note 13.

***	Numbers include assets received in connection with fund reorganization of approximately 36,026,000 in shares sold and $632,618,000 in proceeds from shares sold. For further information on the reorganization, see Note 13.

Transactions in capital shares for the fiscal year ended March 31, 2012, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Emerging Markets Equity Index	57,206	$633,643	245	$2,416	(35,815)	$(409,286)	21,636	$226,773
Global Real Estate Index	31,304	247,022	303	2,362	(21,515)	(167,917)	10,092	81,467
Global Sustainability Index	3,264	28,660	66	524	(1,570)	(13,806)	1,760	15,378
International Equity Index	71,663	680,875	454	3,890	(60,003)	(569,108)	12,114	115,657
Mid Cap Index	19,221	232,003	94	1,048	(8,072)	(97,358)	11,243	135,693
Small Cap Index	19,928	167,420	90	699	(11,719)	(98,665)	8,299	69,454
Stock Index	83,339	1,307,101	309	4,836	(31,498)	(496,188)	52,150	815,749

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2013:

Amounts in thousands		ASSETS				LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
Emerging Markets Equity Index	Equity contracts	Net Assets — Unrealized appreciation	$54	*	Net Assets — Unrealized depreciation	$ (201	)*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	24		Unrealized loss on foreign currency exchange contracts	(39)		Citigroup, Goldman Sachs, Hong Kong Bank, Morgan Stanley, UBS
Global Real Estate Index	Equity contracts	Net Assets — Unrealized appreciation	713	*	Net Assets — Unrealized depreciation	(144	)*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	66		Unrealized loss on foreign currency exchange contracts	(16)		Citigroup, Goldman Sachs, Morgan Stanley, UBS
Global Sustainability Index	Equity contracts	Net Assets — Unrealized appreciation	74	*	Net Assets — Unrealized depreciation	(31	)*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	4		Unrealized loss on foreign currency exchange contracts	(3)		Citigroup, Goldman Sachs, Morgan Stanley, UBS
International Equity Index	Equity contracts	Net Assets — Unrealized appreciation	660	*	Net Assets — Unrealized depreciation	(856	)*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	262		Unrealized loss on foreign currency exchange contracts	(202)		Citigroup, Goldman Sachs, Morgan Stanley, UBS
Mid Cap Index	Equity contracts	Net Assets — Unrealized appreciation	737	*	Net Assets — Unrealized depreciation	—		UBS

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EQUITY INDEX FUNDS

MARCH 31, 2013

Amounts in thousands		ASSETS				LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	COUNTERPARTY
Small Cap Index	Equity contracts	Net Assets — Unrealized appreciation	$406	*	Net Assets — Unrealized depreciation	$—	Citigroup
Stock Index	Equity contracts	Net Assets — Unrealized appreciation	1,788	*	Net Assets — Unrealized depreciation	—	Citigroup

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2013:

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$1,810
	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	95
Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	5,334
	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(326)
Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	515
	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(52)
International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	5,389
	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(829)
Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	5,128
Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	4,178
Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	15,605
Amounts in thousands		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$16
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	3
Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	319
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	55
Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(10)
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	(8)
International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(67)
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	(37)
Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	11
Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(245)
Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,205)

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Volume of derivative activity for the fiscal year ended March 31, 2013*:

	FOREIGN CURRENCY EXCHANGE CONTRACTS**		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***
Emerging Markets Equity Index	248	$1,262	181	$1,223
Global Real Estate Index	831	620	1,222	528
Global Sustainability Index	146	167	296	169
International Equity Index	641	953	281	795
Mid Cap Index	—	—	291	996
Small Cap Index	—	—	322	766
Stock Index	—	—	284	3,486

*	Activity during the period is measured by number of trades during the period and average notional amount for foreign currency exchange and futures equity contracts.

**	Foreign currency exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on a Fund’s financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of both of these requirements and the impacts they will have to the financial statement amounts and footnote disclosures, if any.

12. LEGAL PROCEEDINGS

In December 2007, the Mid Cap Index Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits, based on fraudulent transfer claims, seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Trust Action”), was initiated on October 22, 2010, in the Supreme Court of the State of New York in the County of New York, but was removed to the U.S. Bankruptcy Court for the Southern District of New York. The Creditor Trust Action asserts causes of action for intentional and constructive fraudulent transfer under state law. Briefing of motions to dismiss was completed on April 15, 2011, and oral argument was held on May 12, 2011. However, the court did not schedule further argument and has not entered an Order on the motion to dismiss. A second amended complaint was filed in the Creditor Trust Action on December 19, 2011,

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EQUITY INDEX FUNDS

MARCH 31, 2013

which expanded the identification of defendants to approximately 2,700 persons and entities, and named the Fund anonymously as a defendant (due to prior court orders, the plaintiff is precluded from disclosing the identities of most recipients of merger consideration).

The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Trust Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York and named, among numerous other defendants, the Fund’s custodian, Northern Trust, and persons having a beneficial interest in the Lyondell shares registered with Northern Trust at the time of Lyondell’s December 2007 cash out merger. The Fund is included in the definition of the putative class of defendants. The Fund and other defendants moved to dismiss the complaint on April 7, 2011, briefing was completed on June 13, 2011, and oral argument occurred on July 12, 2011. At the July 12, 2011 hearing, the Litigation Trust voluntarily dismissed from the action its constructive fraudulent transfer claim under the U.S. Bankruptcy Code without prejudice to reinstate it. Accordingly, the intentional fraudulent transfer claim under the U.S. Bankruptcy Code is the only remaining claim in this action. The court subsequently entered an Order on October 6, 2011, which a) denied without prejudice the challenge to the Litigation Trust’s standing to pursue claims, and authorized discovery on this issue; b) confirmed the dismissal of the constructive fraudulent transfer claim; and c) stated that the other grounds for seeking dismissal remain under consideration, during which the obligation to answer the complaint remains tolled.

Both the Creditor Trust and Litigation Trust Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $4,171,000. The Fund cannot predict the outcome of these proceedings. The Fund intends to defend vigorously the Creditor Trust and Litigation Trust Actions.

In 2007, the Stock Index Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. On December 8, 2008, Tribune filed for bankruptcy in the U.S. Bankruptcy Court for the District of Delaware.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The Tribune litigation trustee appointed pursuant to Tribune’s plan of reorganization has been substituted as the named plaintiff in the adversary proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune and named Northern Funds as a defendant in the Delaware Superior Court with respect to claims related to the Tribune LBO (Niese et al. v. A.G. Edwards, Inc. et al.), which was subsequently removed to federal court in the United States District Court, District of Delaware. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). The defendants have jointly moved to dismiss all of the actions filed by the individual creditors, i.e. the actions commenced by the plaintiffs in Niese et al. and Deutsche Bank Trust Co. et al. A hearing on the motion to dismiss occurred on May 23, 2013, in the United States District Court for the Southern District of New York and the Court took the matter under advisement. The action commenced by the Committee is not subject to the motion to dismiss.

Each of the above proceedings to which Northern Funds is a party attempts to “clawback” the proceeds paid out in connection with the LBO. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the LBO. Each of the above proceedings has now been consolidated into a Multi-District Litigation (“MDL”) proceeding, pending in the Southern District of New York. Except for certain administrative and organizational matters, the cases have generally been stayed pursuant to orders of the Court. On September 7, 2012, the Court in the MDL proceeding entered an order modifying the stay and establishing a schedule and process with respect to certain of the proceedings.

The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $362,000 received by the NIF Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Fund cannot predict the outcome of these proceedings. The complaints allege no misconduct by the Fund, and the Fund intends to vigorously defend any lawsuit.

13. REORGANIZATION

On August 9, 2012, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of the series of Northern Institutional Funds (“NIF”) listed in the table below (each an “Acquired Fund”) into a corresponding series of the Trust as set forth below under the heading Acquiring Fund (each an “Acquiring Fund”). Pursuant to the Plan, all of the assets of each Acquired Fund were transferred to the corresponding Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2013

value and the corresponding Acquiring Fund’s assumption of all of the current and future liabilities of the Acquired Fund. The cost basis of the investments received from the Acquired Funds was carried forward to the corresponding Acquiring Funds for U.S. GAAP and tax purposes. Immediately following the reorganization, holders of Class A shares of each Acquired Fund held shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Class A shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was accomplished by a tax-free exchange of shares and was completed on November 2, 2012 as set forth in the table.

	ACQUIRED FUND			ACQUIRING FUND
Amounts in thousands, except Share Conversion Ratio	NIF EQUITY INDEX PORTFOLIO	NIF INTERNATIONAL EQUITY INDEX PORTFOLIO	NIF SMALL COMPANY INDEX PORTFOLIO	NF STOCK INDEX FUND	NF INTERNATIONAL EQUITY INDEX FUND	NF SMALL CAP INDEX FUND
Share Conversion Ratio	0.7989	0.7872	2.0034	0.7989	0.7872	2.0034
Acquired Fund’s Shares	45,097	31,079	3,819	NA	NA	NA
Acquiring Fund’s Shares	NA	NA	NA	36,026	24,466	7,650
Acquiring Fund’s Unrealized Appreciation	154,241	15,549	10,245	NA	NA	NA
Net Assets Before The Reorganization	632,618	243,678	69,233	3,465,032	1,713,446	535,416
Aggregate Net Assets Immediately After The Reorganization	NA	NA	NA	4,097,650	1,957,124	604,649

The tables below summarize the operations of the Acquired Funds for the period from December 1, 2011 to November 2, 2012, and the Funds’ results of operations for the year ended March 31, 2013.

FOR THE PERIOD FROM DECEMBER 1, 2011 TO NOVEMBER 2, 2012 (in thousands)

FUND	NET INVESTMENT INCOME (LOSS)	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NIF Equity Index Portfolio	$14,155	$101,788	$115,943
NIF International Equity Index Portfolio	7,869	11,429	19,298
NIF Small Company Index Portfolio	1,120	7,443	8,563

FOR THE YEAR ENDED MARCH 31, 2013 (In thousands)

FUND	NET INVESTMENT INCOME	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NF Stock Index Fund	$81,256	$483,670	$564,926
NF International Equity Index Fund	55,189	169,014	224,203
NF Small Cap Index Fund	9,253	95,002	104,255

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of net investment income (loss), net realized gains and change in unrealized appreciation (depreciation) on investments, and net increase (decrease) in net assets resulting from operations, of the Acquired Funds that have been included in the Acquiring Funds’ Statements of Operations since November 3, 2012.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that, there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2013

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2013 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

Fund	QDI PERCENTAGE
Emerging Markets Equity Index	71.11%
Global Real Estate Index	27.57%
Global Sustainability Index	100.00%
International Equity Index	100.00%
Mid Cap Index	48.27%
Small Cap Index	75.47%
Stock Index	100.00%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Global Sustainability Index	30.93%
Mid Cap Index	48.70%
Small Cap Index	66.86%
Stock Index	99.97%

FOREIGN TAX CREDIT – The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Emerging Markets Equity Index	$0.0215	$0.2240
Global Real Estate Index	0.0043	0.1079
Global Sustainability Index	0.0109	0.1375
International Equity Index	0.0182	0.2636

CAPITAL GAIN DISTRIBUTION – The following Funds made capital gain distributions in December 2012, and hereby designated these long-term capital gain distributions as follow (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Mid Cap Index	0.276672
Small Cap Index	0.064320

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EQUITY INDEX FUNDS

FUND EXPENSES	MARCH 31, 2013 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/12 - 3/31/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 118), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 122), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.30%	$1,000.00	$1,039.00	$1.53
Hypothetical**	0.30%	$1,000.00	$1,023.44	$1.51

GLOBAL REAL ESTATE INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.50%	$1,000.00	$1,125.70	$2.65
Hypothetical**	0.50%	$1,000.00	$1,022.44	$2.52

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.30%	$1,000.00	$1,130.00	$1.59
Hypothetical**	0.30%	$1,000.00	$1,023.44	$1.51

INTERNATIONAL EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.25%	$1,000.00	$1,120.50	$1.32
Hypothetical**	0.25%	$1,000.00	$1,023.68	$1.26

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY INDEX FUNDS

FUND EXPENSES continued	MARCH 31, 2013 (UNAUDITED)

MID CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.15%	$1,000.00	$1,173.90	$0.81
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

SMALL CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.15%	$1,000.00	$1,143.70	$0.80
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

STOCK INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.10%	$1,000.00	$1,101.30	$0.52
Hypothetical**	0.10%	$1,000.00	$1,024.43	$0.50

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2013 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 69 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Lurie Children’s Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sandra Polk Guthman Age: 69 Trustee since 2000

•  Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 47 portfolios in the Northern Funds Complex — 39 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	133	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 75 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) from 2009 to 2012;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 55 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 73 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 69 Trustee since 2007	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

EQUITY INDEX FUNDS	134	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2013 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 56 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	135	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012, Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, Northern Trust Global Advisors, Inc. since 2012.

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

EQUITY INDEX FUNDS	136	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2013 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	137	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

EQUITY INDEX FUNDS	138	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY

INDEX FUND1,2,3,8

GLOBAL REAL ESTATE INDEX FUND2,3,5,8

GLOBAL SUSTAINABILITY INDEX FUND2,3,7,8

INTERNATIONAL EQUITY INDEX FUND2,3,8

MID CAP INDEX FUND2,4,8

SMALL CAP INDEX FUND2,6,8

STOCK INDEX FUND2,8

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

5 REIT/Real Estate Risk: Investments in real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, including lower trading volumes and more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Socially Responsible Investment Risk: The socially responsible investment policies of the Fund’s index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

8 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

NORTHERN FUNDS ANNUAL REPORT	139	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	140	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	CORE BOND FUND

34	FIXED INCOME FUND

47	HIGH YIELD FIXED INCOME FUND

56	SHORT BOND FUND

68	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

71	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

89	ULTRA-SHORT FIXED INCOME FUND

99	U.S. GOVERNMENT FUND

102	ABBREVIATIONS AND OTHER INFORMATION

103	NOTES TO THE FINANCIAL STATEMENTS

117	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

118	TAX INFORMATION

119	FUND EXPENSES

121	TRUSTEES AND OFFICERS

127	INVESTMENT CONSIDERATIONS

128	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global economic growth was restrained during the 12-month reporting period ended March 31, 2013, tracking at its weakest level since the end of the 2009 recession. A slight slowdown began in Europe in 2011 as governments cut spending to reign in budget deficits. As heavily indebted European countries implement labor, pension and tax reforms, they face large fiscal adjustments and continued weak growth in the near term. Central banks, in an effort to stimulate growth, eased monetary policy throughout the reporting period. Particularly noteworthy was a plan by the European Central Bank (ECB) to purchase bonds of eurozone countries that are experiencing difficulties. The ECB plan is widely credited for the appreciation in the prices of risk assets that have occurred since the announcement of the plan. Major central banks maintained extremely accommodative monetary policies, and comments from the Federal Reserve, the ECB, the Bank of Japan and the Bank of England indicate that this accommodation will most likely continue in the near term.

Against this backdrop, the Core Bond Fund, successor to the Core Bond Portfolio of Northern Institutional Funds, returned 5.29% during the reporting period, and outperformed the 3.77% return of its benchmark, the Barclays U.S. Aggregate Bond Index. The Fund held an overweight position in investment-grade corporate bonds relative to its benchmark throughout the reporting period. This allocation, as well as the specific corporate securities the Fund was invested in, made the largest positive contribution to performance. Corporate bonds performed well as investors sought high-quality yield in the current low interest-rate environment.

We believe that corporate debt issuers are in excellent financial condition, holding a record amount of cash on their balance sheets, having refinanced their debt at even lower interest rates. Uncertainty within the global economy has made corporations reluctant to invest in new hiring or capital expenditures. This, in turn, helps to assure holders of fixed-income securities that their principal will be repaid in a timely manner.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CORE BOND	5.29%	6.45%	5.23%	5.50%
BARCLAYS U.S. AGGREGATE BOND INDEX	3.77	5.47	5.02	5.59

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on March 29, 2001 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed rate taxable investment-grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005

FRED A. AZAR With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOCBX
INCEPTION DATE	03/29/01
NET ASSETS	$78 MILLION
NET ASSET VALUE	$10.55
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.87%
NET EXPENSE RATIO	0.39%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Fund returned 6.02% for the 12-month reporting period ended March 31, 2013, outperforming the 3.77% return of its benchmark, the Barclays U.S. Aggregate Bond Index. The Fund held overweight positions in investment-grade and high-yield corporate bonds relative to its benchmark throughout the period. This allocation, as well as the specific securities the Fund was invested in, made the largest positive contribution to returns. Corporate bonds performed well as investors sought high-quality yield in the current low interest rate environment.

Global economic growth was restrained during the 12-month reporting period, tracking at its weakest level since the end of the 2009 recession. A slight slowdown began in Europe in 2011 as governments cut spending to reign in budget deficits. As heavily indebted European countries implement labor, pension and tax reforms, they face large fiscal adjustments and continued weak growth in the near term. Central banks, in an effort to stimulate growth, eased monetary policy throughout the period. Particularly noteworthy was a plan by the European Central Bank (ECB) to purchase bonds of eurozone countries that are experiencing difficulties. The ECB plan is widely credited for the appreciation in the prices of risk assets that have occurred since the announcement of the plan.

We continue to believe that short-term bonds offer little value in the low rate environment that we expect the United States to be in for the next several years. As a result, we maintained a duration higher than that of the benchmark during the period. The Fund was overweight in bonds with 30-year maturities, which made a positive contribution to performance. We believe that corporate debt issuers are in excellent financial condition, holding a record amount of cash on their balance sheets, having refinanced their debt at even lower interest rates. Uncertainty within the global economy has made corporations reluctant to invest in new hiring or capital expenditures. This, in turn, helps to assure holders of fixed-income securities that their principal will be repaid in a timely manner.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
FIXED INCOME	6.02%	5.94%	4.88%	5.77%
BARCLAYS U.S. AGGREGATE BOND INDEX	3.77	5.47	5.02	6.32

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed rate taxable investment-grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005

FRED A. AZAR With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOFIX
INCEPTION DATE	04/01/94
NET ASSETS	$1.8 BILLION
NET ASSET VALUE	$10.54
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.72%
NET EXPENSE RATIO	0.43%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high-yield bond market posted strong returns in the 12-month reporting period ended March 31, 2013, as gauged by the 13.08% return of the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, the High Yield Fixed Income Fund’s benchmark. The Fund’s total return for the period was 12.18%.

Market performance was driven primarily by macroeconomic events during the reporting period. The European sovereign debt crisis resurfaced in the first half of the period, with turmoil surrounding elections in Greece. However, steps taken by the European Union and the European Central Bank to stabilize the situation brought a positive tone to the market in the second half of 2012. In addition, the U.S. Federal Reserve launched additional quantitative easing programs and made clear its intention to keep interest rates low for an extended period. The Federal Reserve’s accommodative monetary policy supported financial assets and helped to fuel attractive returns for high-yield bonds. Within high yield, lower-rated issuers provided the best performance. CCC-rated bonds generated a 15.76% return, while Ca-D-rated bonds returned 13.41%. B-rated bonds returned 13.10%, while BB-rated bonds returned 11.82%.

The Fund was positioned to take advantage of the stable economy and low default rate. Our overweight in CCC-rated bonds and underweight to BB bonds benefited performance. The second half of the period featured several political events that resulted in market volatility, including the U.S. presidential election, tax and budget negotiations and the budget sequester process. We reduced the portfolio’s highest-risk positions prior to these events, which detracted from overall performance given the strong returns of higher-risk securities. In the last quarter of the period, the market became concerned about the possibility of rising interest rates stemming from a future reduction in the Federal Reserve’s quantitative easing program. This resulted in underperformance for interest-rate-sensitive securities. In this environment, the Fund benefited from having minimized its interest rate exposure by avoiding BB securities with low coupons and 10-year maturities. Financial assets continue to benefit from accommodative monetary policy, and the high-yield market is supported by a stable U.S. economy, adequate corporate earnings and a low default rate. The Fund continues to focus on credit fundamentals and relative value as its core strategy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD FIXED INCOME	12.18%	9.35%	8.14%	6.45%
BARCLAYS U.S. CORP HIGH YIELD 2% ISSUER CAP INDEX	13.08	11.75	10.11	7.65

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which is a market value-weighted index of fixed rate taxable non-investment grade fixed income securities.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

RICHARD J. INZUNZA With Northern Trust since 2007

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NHFIX
INCEPTION DATE	12/31/98
NET ASSETS	$5.9 BILLION
NET ASSET VALUE	$7.66
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.96%
NET EXPENSE RATIO	0.75%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHORT BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global economic growth was restrained during the 12-month reporting period ended March 31, 2013, tracking at its weakest level since the end of the 2009 recession. A slight slowdown began in Europe in 2011 as governments cut spending to reign in budget deficits. As heavily indebted European countries implement labor, pension and tax reforms, they face large fiscal adjustments and continued weak growth in the near term. Central banks, in an effort to stimulate growth, eased monetary policy throughout the period. Particularly noteworthy was a plan by the European Central Bank (ECB) to purchase bonds of eurozone countries that are experiencing difficulties. The ECB plan is widely credited for the appreciation in the prices of risk assets that have occurred since the announcement of the plan. Major central banks maintained extremely accommodative monetary policies, and comments from the Federal Reserve, the ECB, the Bank of Japan and the Bank of England indicate that this accommodation will most likely continue in the near term.

Against this backdrop, the Short Bond Fund, successor to the Short Bond Portfolio of Northern Institutional Funds, returned 2.23%, outperforming the 1.09% return of its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index. Overweight positions in investment-grade and high-yield bonds and selection within corporate securities made the largest positive contributions to performance. Corporate holdings benefited from the narrowing of the “spread” between higher- and lower-rated bonds as investors pursued higher yields. During the period, the Fund was generally longer duration than its benchmark. The Fund was overweight the three- to five-year portion of the yield curve, which also added to relative return. There were no negative contributors to performance over the course of the reporting period.

We believe that corporate debt issuers are in excellent financial condition, holding a record amount of cash on their balance sheets, having refinanced their debt at even lower interest rates. Uncertainty within the global economy has made corporations reluctant to invest in new hiring or capital expenditures. This, in turn, helps to assure holders of fixed-income securities that their principal will be repaid in a timely manner.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SHORT BOND	2.23%	3.17%	3.21%	4.63%
BARCLAYS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	1.09	2.37	3.06	4.59

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005

FRED A. AZAR With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	BSBAX
INCEPTION DATE	01/11/93
NET ASSETS	$310 MILLION
NET ASSET VALUE	$19.27
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.80%
NET EXPENSE RATIO	0.38%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2013, was very similar to recent periods. Interest rates increased on rumors that the U.S. Federal Reserve would reduce its monetary stimulus, but rates then retreated. Worries concerning Spain’s severe budgetary problems led to a drastic flight to quality by investors, and a perceived slowdown in U.S. growth added to the Treasury rally. The European Central Bank (ECB) president’s promise to do “whatever it takes” to preserve the euro calmed risk markets, while the Federal Reserve’s decision to make quantitative easing open-ended drove yields lower and differences in yields between higher- and lower-quality mortgages to all-time narrow “spreads.” The Federal Reserve also specified numerical targets for inflation and unemployment before it would consider tightening U.S. monetary policy. In the political arena, market participants focused on the end of the payroll tax holiday and the potential drag from the Congressional budget sequester. A seemingly more deal-friendly Congress helped to mitigate some of the risks from the sequester, though the economy may just be beginning to show signs of the cuts.

For the reporting period, the Short-Intermediate U.S. Government Fund’s return of 1.76% outperformed that of its benchmark, the Barclays 1-5 Year U.S. Government Bond Index, which returned 1.24%. Allocations to Treasury Inflation-Protected Securities (TIPS) and mortgages contributed positively, while duration and yield curve positioning had a neutral effect on performance.

Although the U.S. economy remains a bright spot globally, headwinds from Europe and Asia remain. Central banks around the world are expected to maintain accommodative monetary policies in the near term given these risks. Although the ECB must still contend with structural problems in the eurozone, its actions have lessened some of the stresses seen since 2010. Eurozone members’ willingness and ability to stay the course of austerity will continue to be tested. China continues to grow, though at a slower pace, while Japan has recently joined other countries with its own monetary easing effort.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SHORT-INTERMEDIATE U.S. GOVERNMENT	1.76%	2.63%	2.82%	3.87%
BARCLAYS 1-5 YEAR U.S. GOVERNMENT BOND INDEX	1.24	2.71	3.32	4.40

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-5 Year U.S. Government Bond Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

DANIEL J. PERSONETTE With Northern Trust since 1996 BRIAN W. HART With Northern Trust since 2009

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NSIUX
INCEPTION DATE	10/01/99
NET ASSETS	$269 MILLION
NET ASSET VALUE	$9.97
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.73%
NET EXPENSE RATIO	0.38%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2013, the U.S. Federal Reserve continued to keep short-term interest rates very low, and conducted $85 billion in monthly asset purchases to provide liquidity. These Federal Reserve programs translated into a low and stable interest rate environment and positively influenced the total return of the Tax-Advantaged Ultra-Short Fixed Income Fund. In addition, credit market conditions improved, leading to narrowing credit “spreads” and generally higher prices for securities held in the Fund. The maximum Federal tax rate rose to 39.6% from 35%, and higher tax rates led to increased demand for tax-exempt bonds.

For the reporting period, the Tax-Advantaged Ultra-Short Fixed Income Fund returned 1.08%, compared with the 0.61% return of its blended benchmark, composed of 75% of BofA Merrill Lynch 6-12 Months U.S. Municipal Securities and 25% of the BofA Merrill Lynch 1-3 Year U.S. Municipal Securities General Obligations Index. The Fund continues to purchase both tax-exempt and taxable bonds based on yields after maximum federal tax rates are considered. Portfolio assets have generally been distributed between 70% in municipal securities and 30% in taxable bonds. During the period, contributions to performance came from our decision to maintain the Fund’s duration longer than our one-year neutral target, and from holdings in financial sector bonds.

Our securities sales were limited during the period as the size of the Fund’s portfolio grew dramatically. When selling occurred, it was done to preserve income and minimize tax implications. When taking realized gains, we prefer long-term over short-term gains for tax reasons. The Fund’s average credit quality was maintained at AA3/AA-.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	1.08%	1.17%	1.38%
75% BofA MERRILL LYNCH 6-12 MONTH U.S. MUNICIPAL SECURITIES INDEX AND 25% BofA MERRILL LYNCH 1-3 YEAR U.S. MUNICIPAL SECURITIES GENERAL OBLIGATIONS INDEX	0.61	0.87	0.98
BofA MERRILL LYNCH 6-12 MONTH U.S. MUNICIPAL SECURITIES INDEX	0.46	0.62	0.68
BofA MERRILL LYNCH 1-3 YEAR U.S. MUNICIPAL SECURITIES GENERAL OBLIGATION INDEX	1.05	1.63	1.90

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch 6-12 Month U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

BofA Merrill Lynch 1-3 Year U.S. Municipal Securities General Obligations Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s S&P and Fitch).

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

PATRICK D. QUINN With Northern Trust since 1985

JASON R. GOOKIN With Northern Trust since 2006

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NTAUX
INCEPTION DATE	06/18/09
NET ASSETS	$2.2 BILLION
NET ASSET VALUE	$10.16
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.43%
NET EXPENSE RATIO	0.20%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2013, the U.S. Federal Reserve’s near-zero interest rate policy, complemented by its open-ended quantitative easing program, spurred additional investment in risk assets. For the period, the Ultra-Short Fixed Income Fund returned 1.49%, compared with the 0.32% total return of its benchmark, the BofA Merrill Lynch 1-Year U.S. Treasury Note Index.

Purchases of investment-grade corporate bonds in both fixed- and floating-rate structures are the Fund’s essential yield-building strategy. During the reporting period, corporations took advantage of the ultra-low interest rate environment with record issuance of new bonds, including attractive three-year fixed-rate securities. We also supplemented our fixed-rate positions with longer-term floating-rate structures, as these securities offer additional yield and a hedge against rising interest rates. During the period, demand for investment-grade corporate bonds continuously outstripped new-issue supply, adding to the attractiveness of these securities. Financials, particularly from U.S., Canadian and Australian banks, represented the Fund’s best-performing sector as these banks’ balance sheets improved and the “spread” between the yields of higher- and lower-quality bonds narrowed dramatically. BBB credits in the portfolio also performed well, as a combination of improving fundamental and yield characteristics and a diversified industrial issuer base drove demand for these securities. In addition, we purchased one-year AAA-rated asset-backed securities due to their attractive yields. The Fund also holds Treasury and callable agency issues to round out its duration profile, which has been longer than its one-year benchmark for the reporting period.

We will continue to monitor the Federal Reserve’s statements and policies as we look for firm signs of sustained economic improvement. Overall, we believe that increased investor appetite for yield will continue as long as the Federal Reserve’s extraordinary monetary easing measures remain in place.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
ULTRA-SHORT FIXED INCOME FUND	1.49%	1.52%	1.73%
BofA MERRILL LYNCH 1-YEAR U.S TREASURY NOTE INDEX	0.32	0.49	0.59

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

CAROL H. SULLIVAN With Northern Trust since 1996

CHRISTI FLETCHER With Northern Trust since 2010

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NUSFX
INCEPTION DATE	6/18/09
NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$10.22
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.45%
NET EXPENSE RATIO	0.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2013, interest rates increased based on rumors that the U.S. Federal Reserve would reduce its monetary stimulus, but rates then retreated. Worries concerning Spain’s severe budgetary problems led to a drastic flight-to-quality by investors and a perceived slowdown in U.S. growth added to the Treasury rally. The European Central Bank (ECB) president’s promise to do “whatever it takes” to preserve the euro calmed risk markets, while the Federal Reserve’s decision to make quantitative easing open-ended drove yields lower and differences in yields between higher- and lower-quality mortgages to all-time narrow “spreads.” The Federal Reserve also specified numerical targets for inflation and unemployment before they would consider tightening U.S. monetary policy. In the political arena, market participants focused on the end of the payroll tax holiday and the potential drag from the Congressional budget sequester. A seemingly more deal-friendly Congress helped to mitigate some of the risks from the sequester, though the economy may just be beginning to show signs of the cuts.

During the reporting period, the U.S. Government Fund’s return of 2.65% outperformed that of its benchmark, the Barclays Intermediate U.S. Government Bond Index, which posted a return of 2.26%. Allocations to Treasury Inflation-Protected Securities (TIPS) and mortgages contributed positively, while duration and yield curve positioning had a neutral effect.

Although the U.S. economy remains a bright spot globally, headwinds from Europe and Asia remain. Central banks around the world are expected to maintain accommodative monetary policies in the near term given these risks. Although the ECB must still contend with structural problems in the eurozone, its actions have lessened some of the stresses seen since 2010. Eurozone members’ willingness and ability to stay the course of austerity will continue to be tested. China continues to grow, though at a slower pace, while Japan has recently joined other countries with its own monetary easing effort.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
U.S. GOVERNMENT	2.65%	3.69%	3.48%	4.88%
BARCLAYS INTERMEDIATE U.S. GOVERNMENT BOND INDEX	2.26	3.70	4.02	5.47

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance conformity with U.S. GAAP principles. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Intermediate U.S. Government Bond Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

DANIEL J. PERSONETTE With Northern Trust since 1996

BRIAN W. HART With Northern Trust since 2009

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOUGX
INCEPTION DATE	04/01/94
NET ASSETS	$50 MILLION
NET ASSET VALUE	$9.85
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.18%
NET EXPENSE RATIO	0.39%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	CORE BOND FUND (1)		FIXED INCOME FUND
ASSETS:
Investments, at cost	$78,805	(3)	$1,923,131	(3)
Investments, at value	$81,532	(6)	$1,983,770	(6)
Dividend income receivable	–		4
Interest income receivable	452		13,391
Receivable for foreign tax reclaimable	–		194
Receivable for securities sold	14,504		373,454
Receivable for variation margin on futures contracts	–		291
Receivable for fund shares sold	45		431
Receivable from investment adviser	8		92
Prepaid and other assets	1		6
Total Assets	96,542		2,371,633
LIABILITIES:
Payable for securities purchased	8,186		245,217
Payable for when-issued securities	10,569		365,739
Payable for fund shares redeemed	40		4,852
Distributions to shareholders	34		1,070
Payable to affiliates:
Investment advisory fees	6		134
Administration fees	2		51
Custody and accounting fees	1		7
Shareholder servicing fees	–		6
Transfer agent fees	1		34
Trustee fees	4		19
Accrued other liabilities	36		78
Total Liabilities	18,879		617,207
Net Assets	$77,663		$1,754,426
ANALYSIS OF NET ASSETS:
Capital stock	$74,910		$1,693,696
Accumulated undistributed net investment income (loss)	17		(368)
Accumulated undistributed net realized gain (loss)	(2)		983
Net unrealized appreciation	2,738		60,115
Net Assets	$77,663		$1,754,426
Shares Outstanding ($.0001 par value, unlimited authorization)	7,363		166,392
Net Asset Value, Redemption and Offering Price Per Share	$10.55		$10.54

(1)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(3)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $801, $87,305, $212,614, $59,996 and $6,932, respectively.
(4)	Amounts include cost from the U.S. Government Portfolio of the Northern Institutional Funds of $75,146 and $8,188, respectively.
(5)	Amounts include cost from the Tax-Exempt Portfolio of the Northern Institutional Funds of $31,014.
(6)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $801, $87,305, $212,614, $59,996 and $6,932, respectively.
(7)	Amounts include value from the U.S. Government Portfolio of the Northern Institutional Funds of $75,146 and $8,188, respectively.
(8)	Amounts include value from the Tax-Exempt Portfolio of the Northern Institutional Funds of $31,014.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

HIGH YIELD FIXED INCOME FUND		SHORT BOND FUND (2)		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND

$5,609,889	(3)	$356,302	(3)	$363,514	(4)	$2,222,786	(5)	$1,097,586	(3)	$64,402	(4)
$5,864,370	(6)	$358,701	(6)	$364,861	(7)	$2,231,586	(8)	$1,101,829	(6)	$64,714	(7)
623		–		1		–		–		–
120,429		1,385		371		15,584		3,179		77
345		–		–		–		–		–
17,445		890		30,642		–		–		14,126
–		–		–		–		–		10
3,578		1,418		198		8,553		2,010		–
293		24		19		78		44		8
7		1		2		2		1		1
6,007,090		362,419		396,094		2,255,803		1,107,063		78,936

43,453		36,024		70,826		2,500		3,000		18,424
64,536		16,065		55,919		5,531		–		10,703
6,061		17		645		2,967		2,671		30
6,016		61		24		218		123		6

738		24		21		63		32		7
169		9		8		64		32		1
24		2		2		13		6		2
243		–		4		–		–		–
113		6		5		43		21		1
15		4		9		1		1		4
152		36		34		167		34		34
121,520		52,248		127,497		11,567		5,920		29,212
$5,885,570		$310,171		$268,597		$2,244,236		$1,101,143		$49,724

$5,613,827		$309,082		$267,933		$2,235,650		$1,096,541		$49,515
(789)		(60)		–		(220)		(15)		91
18,051		(1,185)		(539)		6		374		(158)
254,481		2,334		1,203		8,800		4,243		276
$5,885,570		$310,171		$268,597		$2,244,236		$1,101,143		$49,724
768,120		16,093		26,932		220,946		107,761		5,049
$7.66		$19.27		$9.97		$10.16		$10.22		$9.85

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

	CORE BOND FUND(1)			FIXED INCOME FUND
Amount in thousands	FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED MARCH 31, 2013
INVESTMENT INCOME:
Interest income	$762	$2,741		$53,068
Dividend income	– (3)	1	(4)	29 (4)
Net income from securities loaned	–	10	(7)	–
Total Investment Income	762	2,752		53,097
EXPENSES:
Investment advisory fees	107	358		8,514
Administration fees	40	91		2,497
Custody fees	13	40		194
Accounting fees	9	1		187
Transfer agent fees	27	11		1,664
Registration fees	11	–		53
Blue sky fees	–	41		–
SEC fees	–	1		–
Printing fees	7	11		84
Audit fees	11	22		26
Legal fees	6	16		24
Shareholder servicing fees	–	–		27
Trustee fees and expenses	4	9		31
Other	4	11		29
Total Expenses	239	612		13,330
Less expenses reimbursed by administrator and/or adviser	(134)	(166)		(6,195)
Less waivers of advisory fees	–	(130)		–
Net Expenses	105	316		7,135
Net Investment Income	657	2,436		45,962
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(21)	2,457		27,673
Futures contracts	120	3		2,326
Foreign currency transactions	–	–		–
Net change in unrealized appreciation (depreciation) on:
Investments	(1,021)	2,178		18,875
Futures contracts	11	–		(523)
Translation of other assets and liabilities denominated in foreign currencies	–	–		–
Net Gains (Loss)	(911)	4,638		48,351
Net Increase (Decrease) in Net Assets Resulting from Operations	$(254)	$7,074		$94,313

(1)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(3)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of which the amount is less than $1.
(4)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $1,$26,$54,$2,$4 and $2, respectively.
(5)	Amounts include dividend income from the U.S. Government Portfolio of the Northern Institutional Funds of $9 and $2, respectively.
(6)	Amounts include dividend income from the Tax-Exempt Portfolio of the Northern Institutional Funds of $4.
(7)	See Note 2 to the Financial Statements for additional information.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

HIGH YIELD FIXED INCOME FUND	SHORT BOND FUND (2)		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
FISCAL YEAR ENDED MARCH 31, 2013	FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2013

$447,963	$1,018	$2,619	$2,010	$13,547		$8,089		$507
4,474 (4)	2 (4)	4 (4)	9 (5)	4	(6)	2	(4)	2 (5)
–	–	25 (7)	–	–		–		–
452,437	1,020	2,648	2,019	13,551		8,091		509

38,719	321	609	1,454	2,461		1,050		393
8,898	120	155	418	2,479		1,050		84
625	15	32	45	178		83		28
613	15	1	48	185		90		26
5,932	80	20	278	1,653		700		56
112	14	–	36	46		86		31
–	–	46	–	–		–		–
–	–	1	–	–		–		–
128	6	14	21	34		17		15
50	10	22	17	24		18		18
46	6	16	14	19		14		14
869	–	–	22	–		–		1
70	4	9	11	20		10		10
59	4	11	14	18		10		11
56,121	595	936	2,378	7,117		3,128		687
(11,784)	(290)	(185)	(1,317)	(3,891)		(1,402)		(471)
–	–	(220)	–	–		–		–
44,337	305	531	1,061	3,226		1,726		216
408,100	715	2,117	958	10,325		6,365		293

146,570	288	1,529	3,646	1,111		1,207		1,261
–	17	(151)	271	–		–		41
(137)	–	–	–	–		–		–

139,078	28	1,635	356	5,581		1,771		85
–	(34)	(24)	(144)	–		–		(36)
(10)	–	–	–	–		–		–
285,501	299	2,989	4,129	6,692		2,978		1,351
$693,601	$1,014	$5,106	$5,087	$17,017		$9,343		$1,644

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

		CORE BOND FUND(1)		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND
Amounts in thousands	FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012	FISCAL YEAR ENDED NOV. 30, 2011	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012
OPERATIONS:
Net investment income	$657	$2,436	$2,934	$45,962	$34,000	$408,100	$333,739
Net realized gains	99	2,460	2,783	29,999	47,422	146,433	39,423
Net change in unrealized appreciation (depreciation)	(1,010)	2,178	(508)	18,352	11,312	139,068	(78,503)
Net Increase (Decrease) in Net Assets Resulting from Operations	(254)	7,074	5,209	94,313	92,734	693,601	294,659
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting Shares/Class A share transactions	(4,590)	(9,626)	(8,108)	88,057	511,497	238,076	1,276,737
Net decrease in net assets resulting from Class C share transactions	–	–	(2)*	–	–	–	–
Net decrease in net assets resulting from Class D share transactions	–	–	(1)*	–	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,590)	(9,626)	(8,111)	88,057	511,497	238,076	1,276,737
DISTRIBUTIONS TO SHARES/CLASS A SHAREHOLDERS:
From net investment income	(747)	(2,710)	(3,011)	(49,731)	(35,783)	(406,375)	(333,720)
From net realized gains	(2,193)	(2,662)	(1,170)	(36,886)	(22,009)	–	–
Total Distributions to Shares/Class A Shareholders	(2,940)	(5,372)	(4,181)	(86,617)	(57,792)	(406,375)	(333,720)
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	–	–	– *	–	–	–	–
Total Distributions to Class D Shareholders	–	–	– *	–	–	–	–
Total Increase (Decrease) in Net Assets	(7,784)	(7,924)	(7,083)	95,753	546,439	525,302	1,237,676
NET ASSETS:
Beginning of period	85,447	93,371	100,454	1,658,673	1,112,234	5,360,268	4,122,592
End of period	$77,663	$85,447	$93,371	$1,754,426	$1,658,673	$5,885,570	$5,360,268
Accumulated Undistributed Net Investment Income (Loss)	$17	$11	$64	$(368)	$(10)	$(789)	$(444)

(1)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

*	All outstanding Class C Shares and Class D Shares were automatically converted to Class A Shares of the same Portfolio as of the close of business on November 28, 2011. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

	SHORT BOND FUND (2)		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012	FISCAL YEAR ENDED NOV. 30, 2011	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012

$715	$2,117	$2,936	$958	$972	$10,325	$9,630	$6,365	$4,821	$293	$339
305	1,378	1,750	3,917	27,215	1,111	101	1,207	667	1,302	3,324
(6)	1,611	(2,285)	212	1,261	5,581	2,878	1,771	1,201	49	85
1,014	5,106	2,401	5,087	29,448	17,017	12,609	9,343	6,689	1,644	3,748

147,476	35,253	(49,745)	(46,798)	(744,120)	894,368	647,140	634,600	92,108	(11,320)	(14,022)
–	–	– *	–	–	–	–	–	–	–	–
–	–	(65)*	–	–	–	–	–	–	–	–
147,476	35,253	(49,810)	(46,798)	(744,120)	894,368	647,140	634,600	92,108	(11,320)	(14,022)

(832)	(2,365)	(3,450)	(1,527)	(1,749)	(12,564)	(9,630)	(6,365)	(4,826)	(378)	(439)
–	–	–	(7,780)	(16,729)	–	(1,224)	(1,112)	(705)	(1,727)	(1,823)
(832)	(2,365)	(3,450)	(9,307)	(18,478)	(12,564)	(10,854)	(7,477)	(5,531)	(2,105)	(2,262)

–	–	(1)*	–	–	–	–	–	–	–	–
–	–	(1)*	–	–	–	–	–	–	–	–
147,658	37,994	(50,860)	(51,018)	(733,150)	898,821	648,895	636,466	93,266	(11,781)	(12,536)

162,513	124,519	175,379	319,615	1,052,765	1,345,415	696,520	464,677	371,411	61,505	74,041
$310,171	$162,513	$124,519	$268,597	$319,615	$2,244,236	$1,345,415	$1,101,143	$464,677	$49,724	$61,505
$(98)	$(8)	$52	$ –	$ –	$(220)	$ –	$(15)	$(15)	$91	$202

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

CORE BOND FUND(1)	SHARES/CLASS A SHARES
Selected per share data	FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010	FISCAL YEAR ENDED NOV. 30, 2009	FISCAL YEAR ENDED NOV. 30, 2008(2)
Net Asset Value, Beginning of Period	$10.96		$10.74		$10.64		$10.36	$9.48	$9.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.29		0.32		0.37	0.46	0.41
Net realized and unrealized gains (losses)	(0.10)		0.56		0.22		0.28	0.88	(0.31)
Total from Investment Operations	(0.02)		0.85		0.54		0.65	1.34	0.10
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.32)		(0.32)		(0.37)	(0.46)	(0.41)
From net realized gains	(0.29)		(0.31)		(0.12)		–	–	–
Total Distributions Paid	(0.39)		(0.63)		(0.44)		(0.37)	(0.46)	(0.41)
Net Asset Value, End of Period	$10.55		$10.96		$10.74		$10.64	$10.36	$9.48
Total Return(3)	(0.33)%		8.25%		5.31%		6.46%	14.47%	1.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$77,663		$85,447		$93,371		$100,451	$95,028	$174,556
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.39	%(5)	0.35	%(5)	0.32	%(5)	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.89%		0.68%		0.62%		0.64%	0.61%	0.57%
Net investment income, net of waivers, reimbursements and credits	2.44	%(5)	2.72	%(5)	2.99	%(5)	3.43%	4.47%	4.19%
Net investment income, before waivers, reimbursements and credits	1.94%		2.39%		2.69%		3.15%	4.22%	3.98%
Portfolio Turnover Rate	417.78%		704.37%		851.07%		765.28%	575.14%	681.34%

(1)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $4,000, $9,000 and $36,000, which represents 0.01, 0.01 and 0.04 percent of average net assets, for the four months ended March 31, 2013 and fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		FISCAL YEAR ENDED MARCH 31, 2010	FISCAL YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$10.46		$10.14		$10.25		$9.77	$9.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29		0.27		0.30		0.35	0.33
Net realized and unrealized gains (losses)	0.34		0.47		0.20		0.48	(0.07)
Total from Investment Operations	0.63		0.74		0.50		0.83	0.26
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.32)		(0.28)		(0.30)		(0.35)	(0.33)
From net realized gains	(0.23)		(0.14)		(0.31)		–	–
Total Distributions Paid	(0.55)		(0.42)		(0.61)		(0.35)	(0.33)
Net Asset Value, End of Year	$10.54		$10.46		$10.14		$10.25	$9.77
Total Return(2)	6.02%		7.48%		4.82%		8.78%	2.68%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,754,426		$1,658,673		$1,112,234		$1,080,546	$963,436
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.43	%(3)	0.75	%(3)	0.85	%(3)	0.90%	0.90%
Expenses, before reimbursements and credits	0.80%		0.98%		0.99%		0.99%	0.99%
Net investment income, net of reimbursements and credits	2.75	%(3)	2.49	%(3)	2.83	%(3)	3.46%	3.44%
Net investment income, before reimbursements and credits	2.38%		2.26%		2.69%		3.37%	3.35%
Portfolio Turnover Rate	1,049.21%		699.97%		658.14%		616.19%	613.60%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $321,000, $184,000 and $551,000, which represents 0.02, 0.01 and 0.05 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		FISCAL YEAR ENDED MARCH 31, 2010	FISCAL YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$7.31		$7.45		$7.08		$5.89	$7.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.51		0.53		0.56		0.61	0.55
Net realized and unrealized gains (losses)	0.35		(0.14)		0.37		1.19	(1.39)
Total from Investment Operations	0.86		0.39		0.93		1.80	(0.84)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.51)		(0.53)		(0.56)		(0.61)	(0.56)
Total Distributions Paid	(0.51)		(0.53)		(0.56)		(0.61)	(0.56)
Net Asset Value, End of Year	$7.66		$7.31		$7.45		$7.08	$5.89
Total Return(2)	12.18%		5.60%		13.71%		31.76%	(11.88)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,885,570		$5,360,268		$4,122,592		$2,960,644	$1,419,454
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.75	%(3)	0.83	%(3)	0.86	%(3)	0.89%	0.90%
Expenses, before reimbursements and credits	0.95%		0.95%		0.96%		0.99%	1.01%
Net investment income, net of reimbursements and credits	6.86	%(3)	7.33	%(3)	7.75	%(3)	9.12%	8.41%
Net investment income, before reimbursements and credits	6.66%		7.21%		7.65%		9.02%	8.30%
Portfolio Turnover Rate	115.51%		88.10%		114.25%		176.39%	96.79%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $343,000, $99,000 and $335,000, which represents 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SHORT BOND FUND(1)	SHARES/CLASS A SHARES
Selected per share data	FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010	FISCAL YEAR ENDED NOV. 30, 2009	FISCAL YEAR ENDED NOV. 30, 2008(2)
Net Asset Value, Beginning of Period	$19.27		$18.91		$19.05		$18.93	$18.11	$18.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06		0.26		0.36		0.49	0.46	0.57
Net realized and unrealized gains (losses)	–		0.40		(0.08)		0.14	0.84	(0.23)
Total from Investment Operations	0.06		0.66		0.28		0.63	1.30	0.34
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)		(0.30)		(0.42)		(0.51)	(0.48)	(0.58)
Total Distributions Paid	(0.06)		(0.30)		(0.42)		(0.51)	(0.48)	(0.58)
Net Asset Value, End of Period	$19.27		$19.27		$18.91		$19.05	$18.93	$18.11
Total Return(3)	0.34%		3.50%		1.47%		3.36%	7.24%	1.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$310,171		$162,513		$124,519		$175,313	$193,337	$115,874
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.38	%(5)	0.35	%(5)	0.34	%(5)	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.74%		0.61%		0.57%		0.58%	0.59%	0.58%
Net investment income, net of waivers, reimbursements and credits	0.89	%(5)	1.39	%(5)	1.86	%(5)	2.52%	2.48%	3.13%
Net investment income, before waivers, reimbursements and credits	0.53%		1.13%		1.63%		2.30%	2.25%	2.91%
Portfolio Turnover Rate	181.67%		517.67%		411.73%		432.78%	903.45%	508.41%

(1)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $19,000, $21,000 and $32,000, which represents 0.02, 0.01 and 0.02 percent of average net assets for the four months ended March 31, 2013 and fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		FISCAL YEAR ENDED MARCH 31, 2010	FISCAL YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$10.13		$10.31		$10.37		$10.62	$10.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.01		0.06		0.09	0.16
Net realized and unrealized gains	0.15		0.28		0.18		0.08	0.34
Total from Investment Operations	0.18		0.29		0.24		0.17	0.50
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)		(0.02)		(0.05)		(0.10)	(0.16)
From net realized gains	(0.28)		(0.45)		(0.25)		(0.32)	(0.09)
Total Distributions Paid	(0.34)		(0.47)		(0.30)		(0.42)	(0.25)
Net Asset Value, End of Year	$9.97		$10.13		$10.31		$10.37	$10.62
Total Return(1)	1.76%		2.85%		2.30%		1.37%	4.89%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$268,597		$319,615		$1,052,765		$794,392	$557,526
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.38	%(2)	0.79	%(2)	0.83	%(2)	0.90%	0.90	%(3)
Expenses, before reimbursements and credits	0.85%		0.99%		0.99%		0.99%	1.00%
Net investment income, net of reimbursements and credits	0.34	%(2)	0.14	%(2)	0.32	%(2)	0.87%	1.50%
Net investment income (loss), before reimbursements and credits	(0.13)%		(0.06)%		0.16%		0.78%	1.40%
Portfolio Turnover Rate	2,309.43%		1,331.05%		1,061.57%		1,393.08%	1,169.80%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $55,000, $297,000 and $652,000, which represents 0.02, 0.04 and 0.07 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $29,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2009. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		PERIOD ENDED MARCH 31, 2010(1)
Net Asset Value, Beginning of Period	$10.13		$10.12		$10.10		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.10		0.10		0.07
Net realized and unrealized gains	0.04		0.02		0.03		0.10
Total from Investment Operations	0.11		0.12		0.13		0.17
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)		(0.10)		(0.10)		(0.07)
From net realized gains	–		(0.01)		(0.01)		–	(2)
Total Distributions Paid	(0.08)		(0.11)		(0.11)		(0.07)
Net Asset Value, End of Period	$10.16		$10.13		$10.12		$10.10
Total Return(3)	1.08%		1.18%		1.26%		1.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$2,244,236		$1,345,415		$696,520		$328,663
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.20	%(5)	0.25	%(5)	0.24	%(5)	0.25	%(6)
Expenses, before reimbursements and credits	0.43%		0.43%		0.44%		0.50%
Net investment income, net of reimbursements and credits	0.62	%(5)	0.95	%(5)	1.01	%(5)	0.84	%(7)
Net investment income, before reimbursements and credits	0.39%		0.77%		0.81%		0.59	%(7)
Portfolio Turnover Rate	32.02%		116.89%		40.44%		32.98%

(1)	Commenced investment operations on June 18, 2009.
(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $17,000, $16,000 and $28,000, which represents less than 0.001, less than 0.005, and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $20,000 which represents 0.01 percent of average net assets for the period from June 18, 2009 (commencement of operations) to March 31, 2010. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(7)	As the Fund commenced investment operations on June 18, 2009, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		PERIOD ENDED MARCH 31, 2010(1)
Net Asset Value, Beginning of Period	$10.18		$10.15		$10.11		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.12		0.10		0.08
Net realized and unrealized gains	0.05		0.05		0.04		0.11
Total from Investment Operations	0.15		0.17		0.14		0.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.12)		(0.10)		(0.08)
From net realized gains	(0.01)		(0.02)		–	(2)	–
Total Distributions Paid	(0.11)		(0.14)		(0.10)		(0.08)
Net Asset Value, End of Period	$10.22		$10.18		$10.15		$10.11
Total Return(3)	1.49%		1.59%		1.47%		1.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,101,143		$464,677		$371,411		$173,199
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.25	%(5)	0.25	%(5)	0.24	%(5)	0.25	%(6)
Expenses, before reimbursements and credits	0.45%		0.44%		0.46%		0.55%
Net investment income, net of reimbursements and credits	0.90	%(5)	1.12	%(5)	1.04	%(5)	1.02	%(7)
Net investment income, before reimbursements and credits	0.70%		0.93%		0.82%		0.72	%(7)
Portfolio Turnover Rate	49.42%		45.97%		52.01%		26.61%

(1)	Commenced investment operations on June 18, 2009.
(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $26,000, $8,000 and $22,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $11,000 which represents 0.01 percent of average net assets for the period from June 18, 2009 (commencement of operations) to March 31, 2010. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(7)	As the Fund commenced investment operations on June 18, 2009, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

U.S. GOVERNMENT FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		FISCAL YEAR ENDED MARCH 31, 2010	FISCAL YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$9.97		$9.77		$10.03		$10.65	$10.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06		0.05		0.11		0.17	0.20
Net realized and unrealized gains (losses)	0.22		0.49		0.22		(0.14)	0.43
Total from Investment Operations	0.28		0.54		0.33		0.03	0.63
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)		(0.06)		(0.12)		(0.17)	(0.21)
From net realized gains	(0.33)		(0.28)		(0.47)		(0.48)	(0.03)
Total Distributions Paid	(0.40)		(0.34)		(0.59)		(0.65)	(0.24)
Net Asset Value, End of Year	$9.85		$9.97		$9.77		$10.03	$10.65
Total Return(1)	2.75%		5.51%		3.31%		0.82%	6.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$49,724		$61,505		$74,041		$98,398	$144,338
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.39	%(2)	0.76	%(2)	0.85	%(2)	0.90%	0.90%
Expenses, before reimbursements and credits	1.22%		1.14%		1.13%		1.09%	1.07%
Net investment income, net of reimbursements and credits	0.51	%(2)	0.50	%(2)	1.00	%(2)	1.55%	1.98%
Net investment income (loss), before reimbursements and credits	(0.32)%		0.12%		0.72%		1.36%	1.81%
Portfolio Turnover Rate	2,761.35%		1,609.59%		982.00%		1,271.78%	1,055.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $11,000, $13,000 and $41,000, which represents 0.02, 0.02 and 0.05 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND(A)

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 7.5%

Automobile – 0.3%

Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3, 0.73%, 5/16/16	$260	$261

Commercial Mortgage-Backed Securities – 7.2%

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A2, 5.32%, 9/10/47	495	495

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	350	393

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class A4, 4.94%, 11/10/41	449	472

Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR3, Class A4, 4.72%, 2/11/41	488	497

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class A4, 5.41%, 12/11/40	500	550

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A3, 5.71%, 9/11/38	49	49

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.54%, 10/12/41	490	557

CD Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	490	553

JPMCC Commercial Mortgage Pass-Through Certificates, Series 2005-LDP1, Class A2, 4.63%, 3/15/46	91	92

LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4, 5.12%, 11/15/32	216	218

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	7	7

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	4	4

Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4, 5.74%, 8/12/43	465	528

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 7.5% – continued

Commercial Mortgage-Backed Securities – 7.2% – continued

Morgan Stanley Capital I Trust, Series 2006-HQ9, Class A4, 5.73%, 7/12/44	$370	$416

Morgan Stanley Capital I Trust, Series 2006-T21, Class A4, 5.16%, 10/12/52	65	71

Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	600	677
		5,579
Total Asset-Backed Securities
(Cost $5,815)		5,840

CORPORATE BONDS – 34.9%

Agriculture – 1.6%

Altria Group, Inc., 10.20%, 2/6/39	205	345
4.25%, 8/9/42	120	113

Bunge Ltd. Finance Corp., 4.10%, 3/15/16	125	134
8.50%, 6/15/19	205	264

Lorillard Tobacco Co., 8.13%, 6/23/19	300	382
		1,238

Auto Manufacturers – 0.9%

Ford Motor Co., 7.45%, 7/16/31	65	82
4.75%, 1/15/43	220	205

Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	120	128
1.00%, 3/15/16 (2)	290	289
		704

Auto Parts & Equipment – 0.5%

BorgWarner, Inc., 4.63%, 9/15/20	240	264

Johnson Controls, Inc., 1.75%, 3/1/14	90	91
		355

Banks – 5.9%

Bank of America Corp., 3.75%, 7/12/16	75	80
3.88%, 3/22/17	120	129
6.00%, 9/1/17	170	197

See Notes to the Financial Statements.

(A)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.9% – continued

Banks – 5.9% – continued
2.00%, 1/11/18	$105	$104
5.70%, 1/24/22	145	170
3.30%, 1/11/23	275	271

Capital One N.A., 1.50%, 3/22/18	230	228

Citigroup, Inc., 2.65%, 3/2/15	135	139
1.25%, 1/15/16	65	65
6.00%, 8/15/17	195	228
4.05%, 7/30/22	110	114

Discover Bank, 2.00%, 2/21/18	125	125

Goldman Sachs Group (The), Inc., 3.63%, 2/7/16	180	191
5.63%, 1/15/17	145	162
2.38%, 1/22/18	115	117
5.75%, 1/24/22	140	163
3.63%, 1/22/23	60	60
6.75%, 10/1/37	135	151
6.25%, 2/1/41	90	107

HSBC USA, Inc., 2.38%, 2/13/15	125	129
1.63%, 1/16/18	95	95

JPMorgan Chase & Co., 3.15%, 7/5/16	255	270
7.90%, 4/30/18	135	155
4.50%, 1/24/22	175	192

Morgan Stanley, 4.00%, 7/24/15	175	185
3.45%, 11/2/15	105	110
4.75%, 3/22/17	120	132
5.75%, 1/25/21	100	116
3.75%, 2/25/23	85	86
6.38%, 7/24/42	125	150

Wells Fargo & Co., 7.98%, 3/15/18	135	156
		4,577

Beverages – 0.3%

SABMiller Holdings, Inc., 1.85%, 1/15/15 (2)	225	229

Biotechnology – 0.7%

Celgene Corp., 3.25%, 8/15/22	40	41

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.9% – continued

Biotechnology – 0.7% – continued

Genzyme Corp., 3.63%, 6/15/15	$110	$117

Gilead Sciences, Inc., 3.05%, 12/1/16	160	171

Life Technologies Corp., 5.00%, 1/15/21	225	243
		572

Chemicals – 0.9%

Airgas, Inc., 1.65%, 2/15/18	140	140

Cabot Corp., 2.55%, 1/15/18	110	113

Eastman Chemical Co., 2.40%, 6/1/17	150	156

Ecolab, Inc., 1.45%, 12/8/17	110	109

Sherwin-Williams (The) Co., 1.35%, 12/15/17	175	176
		694

Commercial Services – 0.4%

ERAC USA Finance LLC, 7.00%, 10/15/37 (1)(2)	220	281

Computers – 0.5%

Hewlett-Packard Co., 2.60%, 9/15/17	105	106

NetApp, Inc., 2.00%, 12/15/17	255	256
		362

Diversified Financial Services – 3.7%

American Express Credit Corp., 2.80%, 9/19/16	225	238

Caterpillar Financial Services Corp., 1.05%, 3/26/15	95	96

Countrywide Financial Corp., 6.25%, 5/15/16	205	228

FMR LLC, 6.45%, 11/15/39 (1)(2)	430	523

Ford Motor Credit Co. LLC, 3.00%, 6/12/17	200	205

General Electric Capital Corp., 2.25%, 11/9/15	140	145
3.35%, 10/17/16	140	150
2.30%, 4/27/17	75	78

See Notes to the Financial Statements.

(A)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND(A) continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.9% – continued

Diversified Financial Services – 3.7% – continued
1.63%, 4/2/18	$115	$115
6.25%, 12/15/22	250	275

Hyundai Capital America, 1.63%, 10/2/15 (2)	335	337
4.00%, 6/8/17 (1)(2)	90	97

John Deere Capital Corp., 1.30%, 3/12/18	335	336

SLM Corp., 3.88%, 9/10/15	55	57
		2,880

Electric – 1.0%

Exelon Corp., 5.63%, 6/15/35	170	188

Exelon Generation Co. LLC, 6.20%, 10/1/17	100	117
6.25%, 10/1/39	165	192

Florida Power Corp., 5.65%, 6/15/18	155	186

PPL Capital Funding, Inc., 3.50%, 12/1/22	95	96
		779

Electronics – 0.3%

Agilent Technologies, Inc., 6.50%, 11/1/17	225	270

Engineering & Construction – 0.2%

URS Corp., 5.25%, 4/1/22 (1)(2)	180	189

Food – 0.2%

ConAgra Foods, Inc., 2.10%, 3/15/18	135	137

Forest Products & Paper – 0.4%

Domtar Corp., 6.25%, 9/1/42	80	81

International Paper Co., 7.95%, 6/15/18	90	116
6.00%, 11/15/41	125	145
		342

Gas – 0.2%

CenterPoint Energy, Inc., 6.50%, 5/1/18	115	141

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.9% – continued

Healthcare - Products – 0.2%

CR Bard, Inc., 1.38%, 1/15/18	$75	$75

Medtronic, Inc., 1.38%, 4/1/18	80	80
		155

Healthcare - Services – 0.8%

Aetna, Inc., 1.75%, 5/15/17	100	102

Cigna Corp., 2.75%, 11/15/16	100	106

Humana, Inc., 3.15%, 12/1/22	65	64
4.63%, 12/1/42	30	29

UnitedHealth Group, Inc., 1.40%, 10/15/17	50	50
1.63%, 3/15/19	55	55

WellPoint, Inc., 1.88%, 1/15/18	90	91
3.13%, 5/15/22	100	101
		598

Insurance – 2.2%

Aflac, Inc., 2.65%, 2/15/17	90	95

American International Group, Inc., 2.38%, 8/24/15	75	77
3.80%, 3/22/17	150	162
4.88%, 6/1/22	140	158

Liberty Mutual Group, Inc., 4.95%, 5/1/22 (1)(2)	110	121

Metropolitan Life Global Funding I, 2.50%, 9/29/15 (1)(2)	100	104

Principal Financial Group, Inc., 1.85%, 11/15/17	60	61

Protective Life Corp., 8.45%, 10/15/39	350	461

Prudential Financial, Inc., 3.00%, 5/12/16	255	269
5.63%, 6/15/43	190	197
		1,705

Internet – 0.6%

Amazon.com, Inc., 1.20%, 11/29/17	60	59

See Notes to the Financial Statements.

(A)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.9% – continued

Internet – 0.6% – continued

Symantec Corp., 2.75%, 9/15/15	$210	$217
2.75%, 6/15/17	120	124
4.20%, 9/15/20	85	91
		491

Iron/Steel – 0.3%

Commercial Metals Co., 7.35%, 8/15/18	180	200

Lodging – 0.4%

Hyatt Hotels Corp., 6.88%, 8/15/19 (1)(2)	260	310

Media – 2.3%

CBS Corp., 1.95%, 7/1/17	75	76

CC Holdings GS V LLC, 2.38%, 12/15/17 (1)(2)	75	76

Comcast Corp., 4.95%, 6/15/16	75	84
4.25%, 1/15/33	160	161
6.40%, 5/15/38	210	264

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 1.75%, 1/15/18	110	109
5.20%, 3/15/20	155	177
5.15%, 3/15/42	160	155

NBCUniversal Enterprise, Inc., 1.97%, 4/15/19 (1)(2)	110	110

NBCUniversal Media LLC, 4.45%, 1/15/43	90	89

News America, Inc., 6.90%, 8/15/39	125	159

Time Warner Cable, Inc., 5.50%, 9/1/41	130	134

Time Warner, Inc., 6.10%, 7/15/40	140	162
		1,756

Mining – 0.5%

Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	90	91
3.88%, 3/15/23 (1)(2)	105	105
5.45%, 3/15/43 (1)(2)	105	104

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.9% – continued

Mining – 0.5% – continued

Newmont Mining Corp., 3.50%, 3/15/22	$90	$90
		390

Miscellaneous Manufacturing – 0.4%

Eaton Corp., 1.50%, 11/2/17 (1)(2)	70	70

General Electric Co., 0.85%, 10/9/15	110	110
5.25%, 12/6/17	120	141
		321

Office/Business Equipment – 0.5%

Xerox Corp., 4.25%, 2/15/15	205	216
2.95%, 3/15/17	95	98
4.50%, 5/15/21	90	96
		410

Oil & Gas – 1.2%

Anadarko Petroleum Corp., 6.38%, 9/15/17	165	197

EQT Corp., 4.88%, 11/15/21	145	154

Hess Corp., 8.13%, 2/15/19	60	77

Marathon Oil Corp., 2.80%, 11/1/22	160	156

Phillips 66, 2.95%, 5/1/17	180	191

Rowan Cos., Inc., 4.88%, 6/1/22	180	196
		971

Oil & Gas Services – 0.1%

Cameron International Corp., 6.38%, 7/15/18	100	120

Pharmaceuticals – 1.6%

Cardinal Health, Inc., 1.70%, 3/15/18	50	50
3.20%, 3/15/23	190	189

Express Scripts Holding Co., 3.13%, 5/15/16	145	153
3.90%, 2/15/22	180	193

McKesson Corp., 0.95%, 12/4/15	145	145

See Notes to the Financial Statements.

(A)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND(A) continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.9% – continued

Pharmaceuticals – 1.6% – continued
5.70%, 3/1/17	$100	$117

Medco Health Solutions, Inc., 2.75%, 9/15/15	110	115

Mylan, Inc., 7.63%, 7/15/17 (2)	150	167

Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	85	85
		1,214

Pipelines – 1.7%

Energy Transfer Partners L.P., 3.60%, 2/1/23	95	94
6.50%, 2/1/42	145	166

Enterprise Products Operating LLC, 3.20%, 2/1/16	205	217
6.45%, 9/1/40	200	247

Kinder Morgan Energy Partners L.P., 5.00%, 3/1/43	120	122

ONEOK Partners L.P., 2.00%, 10/1/17	55	56

Sunoco Logistics Partners Operations L.P., 3.45%, 1/15/23	65	64

Williams (The) Cos., Inc., 3.70%, 1/15/23	140	139

Williams Partners L.P., 3.80%, 2/15/15	200	211
		1,316

Real Estate Investment Trusts – 2.1%

American Tower Corp., 4.50%, 1/15/18	180	198
3.50%, 1/31/23	150	149

Boston Properties L.P., 4.13%, 5/15/21	125	135

EPR Properties, 5.75%, 8/15/22	20	22

HCP, Inc., 5.63%, 5/1/17	150	172
3.75%, 2/1/19	60	65
2.63%, 2/1/20	130	131

Health Care REIT, Inc., 2.25%, 3/15/18	65	66

Host Hotels & Resorts L.P., 4.75%, 3/1/23	180	193

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.9% – continued

Real Estate Investment Trusts – 2.1% – continued

Realty Income Corp., 2.00%, 1/31/18	$100	$101

Ventas Realty L.P./Ventas Capital Corp., 2.00%, 2/15/18	100	100
4.00%, 4/30/19	90	98
4.75%, 6/1/21	160	178
		1,608

Retail – 0.6%

CVS Caremark Corp., 5.75%, 6/1/17	100	119
5.75%, 5/15/41	150	178

Macy’s Retail Holdings, Inc., 2.88%, 2/15/23	95	92

Walgreen Co., 1.80%, 9/15/17	95	96
		485

Semiconductors – 0.2%

Samsung Electronics America, Inc., 1.75%, 4/10/17 (1)(2)	160	162

Software – 0.5%

Autodesk, Inc., 1.95%, 12/15/17	180	178

Fidelity National Information Services, Inc., 5.00%, 3/15/22	30	32

Fiserv, Inc., 3.50%, 10/1/22	70	70

Oracle Corp., 1.20%, 10/15/17	110	110
		390

Telecommunications – 0.3%

AT&T, Inc., 1.40%, 12/1/17	115	114

Juniper Networks, Inc., 4.60%, 3/15/21	140	150
		264

Transportation – 0.4%

Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	175	189

CSX Corp., 4.75%, 5/30/42	95	99
		288

See Notes to the Financial Statements.

(A)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.9% – continued

Trucking & Leasing – 0.3%

GATX Corp., 2.38%, 7/30/18	$205	$207
Total Corporate Bonds
(Cost $25,731)		27,111

FOREIGN ISSUER BONDS – 8.1%

Banks – 1.7%

Abbey National Treasury Services PLC, 4.00%, 4/27/16	170	181

Australia & New Zealand Banking Group Ltd., 0.90%, 2/12/16	170	171

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., 3.95%, 11/9/22	65	65

Lloyds TSB Bank PLC, 6.50%, 9/14/20 (1)(2)	315	353

National Australia Bank Ltd., 1.60%, 8/7/15	125	127

Royal Bank of Canada, 1.20%, 9/19/17	300	301

Westpac Banking Corp., 3.00%, 12/9/15	150	159
		1,357

Beverages – 0.6%

Heineken N.V., 1.40%, 10/1/17 (1)(2)	75	74

Pernod-Ricard S.A., 2.95%, 1/15/17 (1)(2)	115	121
4.45%, 1/15/22 (1)(2)	110	121

SABMiller PLC, 6.50%, 7/1/16 (1)(2)	105	122
		438

Chemicals – 0.1%

Potash Corp. of Saskatchewan, Inc., 3.25%, 12/1/17	80	86

Diversified Financial Services – 0.2%

Macquarie Group Ltd., 7.30%, 8/1/14 (1)(2)	165	177

Electric – 0.3%

PPL WEM Holdings PLC, 3.90%, 5/1/16 (1)(2)	225	238

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.1% – continued

Insurance – 1.2%

Allied World Assurance Co. Ltd., 7.50%, 8/1/16	$255	$303
5.50%, 11/15/20	190	215

XL Group PLC, 6.50%, 4/15/17	400	391
		909

Mining – 1.1%

Anglo American Capital PLC, 2.63%, 9/27/17 (1)(2)	100	102

Goldcorp, Inc., 2.13%, 3/15/18	260	261

Rio Tinto Finance USA PLC, 1.63%, 8/21/17	135	136
2.88%, 8/21/22	115	112

Teck Resources Ltd., 3.00%, 3/1/19	90	92

Xstrata Finance Canada Ltd., 2.45%, 10/25/17 (1)(2)	120	122
		825

Miscellaneous Manufacturing – 0.3%

Pentair Finance S.A., 1.88%, 9/15/17 (1)(2)	95	95

Tyco Electronics Group S.A., 6.55%, 10/1/17	100	120
		215

Oil & Gas – 2.1%

BP Capital Markets PLC, 1.38%, 11/6/17	195	195

Canadian Natural Resources Ltd., 5.70%, 5/15/17	125	146

Ensco PLC, 3.25%, 3/15/16	140	149

Petrobras International Finance Co., 3.50%, 2/6/17	145	150

Petro-Canada, 6.05%, 5/15/18	230	277

Petroleos Mexicanos, 5.50%, 1/21/21	205	235
5.50%, 6/27/44 (1)(2)	135	139

Transocean, Inc., 5.05%, 12/15/16	275	306
		1,597

See Notes to the Financial Statements.

(A)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND (A) continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8 .1% – continued

Oil & Gas Services – 0.4%

Weatherford International Ltd., 5.13%, 9/15/20	$180	$194

5.95%, 4/15/42	150	155
		349

Pipelines – 0.1%

TransCanada PipeLines Ltd., 0.88%, 3/2/15	85	85
Total Foreign Issuer Bonds
(Cost $6,014)		6,276

U.S. GOVERNMENT AGENCIES – 27.8% (3)

Fannie Mae – 19.9%

Pool #535714, 7.50%, 1/1/31	17	20

Pool #555599, 7.00%, 4/1/33	44	52

Pool #656035, 7.50%, 9/1/32	21	25

Pool #712130, 7.00%, 6/1/33	21	25

Pool #845182, 5.50%, 11/1/35	512	563

Pool #890009, 5.50%, 9/1/36	281	310

Pool #890384, 4.50%, 10/1/41	35	38

Pool #893082, 3.03%, 9/1/36	257	275

Pool #932638, 5.00%, 3/1/40	589	656

Pool #AA7583, 4.50%, 6/1/39	32	35

Pool #AB1470, 4.50%, 9/1/40	709	765

Pool #AB2693, 4.50%, 4/1/41	782	858

Pool #AB3114, 5.00%, 6/1/41	522	578

Pool #AC9581, 5.50%, 1/1/40	338	371

Pool #AD0915, 5.50%, 12/1/38	540	599

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 27.8% (3) – continued

Fannie Mae – 19.9% – continued

Pool #AD6929, 5.00%, 6/1/40	$468	$516

Pool #AE6415, 4.00%, 10/1/40	590	647

Pool #AH1166, 4.50%, 12/1/40	1,041	1,140

Pool #AH1507, 4.50%, 12/1/40	424	468

Pool #AH9109, 4.50%, 4/1/41	40	44

Pool #AJ0799, 4.00%, 9/1/41	248	269

Pool #AJ1713, 4.00%, 9/1/41	282	305

Pool #AJ4048, 4.00%, 10/1/41	668	717

Pool #AJ4467, 4.00%, 11/1/41	264	288

Pool #AJ5836, 4.00%, 11/1/41	271	296

Pool #AJ7686, 4.00%, 12/1/41	331	361

Pool #AO6996, 3.50%, 6/1/42	498	530

Pool #AO8717, 3.50%, 7/1/42	5	6

Pool #AP2427, 3.50%, 8/1/42	564	600

Pool #AP4514, 3.50%, 9/1/42	397	421

Pool #AP4515, 3.50%, 9/1/42	549	584

Pool #AP6598, 3.50%, 9/1/42	468	499

Pool TBA, 4.00%, 4/15/40 (4)	595	634

4.50%, 4/15/40 (4)	1,810	1,950
		15,445

Freddie Mac – 1.2%

Pool #1B3575, 6.19%, 9/1/37	87	93

Pool #1G2296, 6.21%, 11/1/37	386	415

See Notes to the Financial Statements.

(A)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 27.8% (3) – continued

Freddie Mac – 1.2% – continued

Pool #1J0365, 3.01%, 4/1/37	$178	$189

Pool #1J2840, 3.02%, 9/1/37	225	242
		939

Freddie Mac Gold – 5.3%

Pool #A65182, 6.50%, 9/1/37	906	1,031

Pool #C02790, 6.50%, 4/1/37	517	581

Pool #C02838, 5.50%, 5/1/37	400	436

Pool #C03517, 4.50%, 9/1/40	381	408

Pool #C03837, 3.50%, 4/1/42	1,145	1,216

Pool #G01954, 5.00%, 11/1/35	388	419
		4,091

Government National Mortgage Association – 0.9%

Series 2012-2, Class A, 1.86%, 6/16/31	374	382

Series 2013-45, Class A, 1.45%, 10/16/40	305	309
		691

Government National Mortgage Association I – 0.0%

Pool #604183, 5.50%, 4/15/33	16	17

Pool #633627, 5.50%, 9/15/34	26	29
		46

Government National Mortgage Association II – 0.5%

Pool #82581, 4.00%, 7/20/40	383	412
Total U.S. Government Agencies
(Cost $20,808)		21,624

U.S. GOVERNMENT OBLIGATIONS – 22.3%

U.S. Treasury Bonds – 4.5%
2.75%, 11/15/42	2,010	1,863

3.13%, 2/15/43	1,573	1,576
		3,439

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 22.3% – continued

U.S. Treasury Notes – 17.8%
0.38%, 3/15/16	$2,105	$2,106
0.88%, 1/31/18	160	161
0.75%, 3/31/18	2,440	2,437
1.13%, 3/31/20	5,185	5,188

2.00%, 2/15/23	3,900	3,949
		13,841
Total U.S. Government Obligations
(Cost $17,206)		17,280

MUNICIPAL BONDS – 0.8%

Ohio – 0.8%

American Municipal Power-Ohio, Inc. TRB, Series B, Build America Bonds, Combined Hydroelectric Projects, 7.83%, 2/15/41	430	600
Total Municipal Bonds
(Cost $430)		600

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1 .0%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (5)(6)	800,983	$801
Total Investment Companies
(Cost $801)		801

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.6%

U.S. Treasury Bill, 0.11%, 5/30/13 (7)	$2,000	$2,000
Total Short-Term Investments
(Cost $2,000)		2,000

Total Investments – 105.0%
(Cost $78,805)		81,532

Liabilities less Other Assets – (5.0)%		(3,869)
NET ASSETS – 100.0%		$77,663

(1)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $4,044,000 or 5.2% of net assets. Additional information on each restricted illiquid security is as follows:

See Notes to the Financial Statements.

(A)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND (A) continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Anglo American Capital PLC, 2.63%, 9/27/17	9/20/12	$100

CC Holdings GS V LLC, 2.38%, 12/15/17	12/11/12	75

Eaton Corp., 1.50%, 11/2/17	11/14/12	70

ERAC USA Finance LLC, 7.00%, 10/15/37	10/10/07	218

FMR LLC, 6.45%, 11/15/39	1/6/10-4/30/10	411

Freeport-McMoRan Copper & Gold, Inc., 3.88%, 3/15/23	2/28/13	105

Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43	2/28/13	105

Heineken N.V., 1.40%, 10/1/17	10/02/12	75

Hyatt Hotels Corp., 6.88%, 8/15/19	8/10/09	260

Hyundai Capital America, 4.00%, 6/8/17	12/1/11	90

Liberty Mutual Group, Inc., 4.95%, 5/1/22	5/1/12	110

Lloyds TSB Bank PLC, 6.50%, 9/14/20	9/7/10	313

Macquarie Group Ltd., 7.30%, 8/1/14	12/14/10-12/15/10	180

Metropolitan Life Global Funding I, 2.50%, 9/29/15	9/22/10	100

NBCUniversal Enterprise, Inc., 1.97%, 4/15/19	3/20/13	110

Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	119

Pentair Finance S.A., 1.88%, 9/15/17	9/10/12	95

Pernod-Ricard S.A., 2.95%, 1/15/17	1/5/12	115

Pernod-Ricard S.A., 4.45%, 1/15/22	10/20/11	110

Petroleos Mexicanos, 5.50%, 6/27/44	10/12/12	150

PPL WEM Holdings PLC, 3.90%, 5/1/16	4/18/11	225

SABMiller PLC, 6.50%, 7/1/16	10/28/10	126

Samsung Electronics America, Inc., 1.75%, 4/10/17	4/2/12	159

URS Corp., 5.25%, 4/1/22	3/8/12	180

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Xstrata Finance Canada Ltd., 2.45%, 10/25/17	10/22/12	$120

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(6)	At November 30, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $4,838,000 with net sales of approximately $4,037,000 during the period ended March 31, 2013.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Core Bond Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
CME Ultra Long Term U.S. Treasury Bond	(11)	$1,734	Short	6/13	$6
Ten Year U.S. Treasury Note	(35)	4,619	Short	6/13	5

Total					$11

See Notes to the Financial Statements.

(A)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the quality distribution (unaudited) for the Core Bond Fund was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
U.S. Treasury	25.1%
U.S. Agency	25.1
AAA	7.0
AA	2.1
A	11.3
BBB	27.7
BB	0.7
Cash Equivalents	1.0

Total	100.0%

*Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Core Bond Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$5,840	(1)	$–	$5,840
Corporate Bonds	–	27,111	(1)	–	27,111
Foreign Issuer Bonds	–	6,276	(1)	–	6,276
U.S. Government Agencies	–	21,624	(1)	–	21,624
U.S. Government Obligations	–	17,280	(1)	–	17,280
Municipal Bonds	–	600		–	600
Investment Companies	801	–		–	801
Short-Term Investments	–	2,000		–	2,000
Total Investments	$801	$80,731		$–	$81,532

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$11	$ –		$–	$11

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

(A)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 6.8%

Automobile – 0.3%

Honda Auto Receivables Owner Trust, Series 2012-1, Class A3, 0.77%, 1/15/16	$80	$80

Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3, 0.73%, 5/16/16	5,385	5,407
		5,487

Commercial Mortgage-Backed Securities – 6.5%

Banc of America Commercial Mortgage Trust, Series 2006-4, Class A2, 5.52%, 7/10/46	235	236

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A2, 5.32%, 9/10/47	7,401	7,399

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	6,960	7,819

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class A4, 4.94%, 11/10/41	1,220	1,280

Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4, 5.19%, 5/11/39	2,134	2,155

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4, 4.72%, 2/11/41	444	452

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR10, Class A4, 5.41%, 12/11/40	9,515	10,476

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.67%, 6/11/41	3,525	3,766

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A2, 4.74%, 9/11/42	267	271

Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.54%, 10/12/41	11,120	12,642

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	11,130	12,551

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 6.8% – continued

Commercial Mortgage-Backed Securities – 6.5% – continued

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A2, 4.63%, 3/15/46	$1,315	$1,327

LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4, 5.12%, 11/15/32	8,248	8,334

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	195	195

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	62	62

Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4, 5.74%, 8/12/43	10,518	11,936

Morgan Stanley Capital I Trust, Series 2006-HQ9, Class A4, 5.73%, 7/12/44	8,780	9,881

Morgan Stanley Capital I Trust, Series2006-T21, Class A4, 5.16%, 10/12/52	6,800	7,468

Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	13,904	15,694
		113,944
Total Asset-Backed Securities
(Cost $119,267)		119,431

CORPORATE BONDS – 43.1%

Aerospace/Defense – 0.4%

B/E Aerospace, Inc., 5.25%, 4/1/22	3,590	3,702

TransDigm, Inc., 5.50%, 10/15/20 (1)(2)	3,500	3,649
		7,351

Agriculture – 1.2%

Altria Group, Inc., 10.20%, 2/6/39	3,530	5,941

Bunge Ltd. Finance Corp., 4.10%, 3/15/16	3,071	3,284
8.50%, 6/15/19	1,975	2,546

Lorillard Tobacco Co., 8.13%, 6/23/19	6,945	8,836
		20,607

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Auto Manufacturers – 0.5%

Ford Motor Co., 7.45%, 7/16/31	$1,350	$1,707
4.75%, 1/15/43	5,475	5,096

Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	2,730	2,907
		9,710

Auto Parts & Equipment – 0.4%

BorgWarner, Inc., 4.63%, 9/15/20	3,350	3,685

Dana Holding Corp., 6.75%, 2/15/21	1,500	1,643

Delphi Corp., 5.88%, 5/15/19	2,390	2,581
		7,909

Banks – 6.1%

Ally Financial, Inc., 3.13%, 1/15/16	3,455	3,498

Bank of America Corp., 3.75%, 7/12/16	4,095	4,355
3.88%, 3/22/17	2,460	2,646
6.00%, 9/1/17	3,255	3,779
2.00%, 1/11/18	2,095	2,085
5.70%, 1/24/22	3,020	3,537
3.30%, 1/11/23	5,940	5,857

Capital One N.A., 1.50%, 3/22/18	5,275	5,224

Citigroup, Inc., 2.65%, 3/2/15	2,520	2,590
1.25%, 1/15/16	2,760	2,757
6.00%, 8/15/17	4,475	5,225
4.05%, 7/30/22	2,500	2,583
5.95%, 1/30/23	4,300	4,461

Discover Bank, 2.00%, 2/21/18	2,830	2,838

Goldman Sachs Group (The), Inc., 3.63%, 2/7/16	4,120	4,375
5.63%, 1/15/17	2,945	3,297
2.38%, 1/22/18	2,625	2,661
5.75%, 1/24/22	3,205	3,727
3.63%, 1/22/23	3,495	3,520
6.75%, 10/1/37	2,845	3,188
6.25%, 2/1/41	1,930	2,293

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Banks – 6.1% – continued

HSBC USA, Inc., 2.38%, 2/13/15	$1,800	$1,852
1.63%, 1/16/18	1,955	1,953

JPMorgan Chase & Co., 7.90%, 4/30/18	2,830	3,251
4.50%, 1/24/22	3,780	4,143

JPMorgan Chase Bank N.A., 6.00%, 10/1/17	190	224

Morgan Stanley, 4.00%, 7/24/15	3,110	3,282
3.45%, 11/2/15	2,580	2,704
4.75%, 3/22/17	2,935	3,237
5.75%, 1/25/21	2,485	2,872
3.75%, 2/25/23	1,930	1,951
6.38%, 7/24/42	3,145	3,779

Wells Fargo & Co., 7.98%, 3/15/18	2,820	3,254
		106,998

Beverages – 0.3%

Constellation Brands, Inc., 6.00%, 5/1/22	4,445	4,856

SABMiller Holdings, Inc., 1.85%, 1/15/15 (2)	950	965
		5,821

Biotechnology – 0.3%

Celgene Corp., 1.90%, 8/15/17	130	132
3.25%, 8/15/22	950	961

Life Technologies Corp., 5.00%, 1/15/21	3,820	4,133
		5,226

Chemicals – 1.1%

Airgas, Inc., 1.65%, 2/15/18	3,215	3,220

Ashland, Inc., 3.00%, 3/15/16 (1)(2)	2,395	2,431

Cabot Corp., 2.55%, 1/15/18	2,390	2,457

CF Industries, Inc., 6.88%, 5/1/18	4,435	5,314

Huntsman International LLC, 4.88%, 11/15/20	3,960	3,989

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Chemicals – 1.1% – continued

Tronox Finance LLC, 6.38%, 8/15/20 (2)	$1,935	$1,877
		19,288

Commercial Services – 1.3%

ERAC USA Finance LLC, 7.00%, 10/15/37 (1)(2)	4,605	5,875

Hertz (The) Corp., 7.50%, 10/15/18	5,450	6,016
5.88%, 10/15/20	2,635	2,780

United Rentals N.A., Inc., 5.75%, 7/15/18	5,150	5,581
7.63%, 4/15/22	2,025	2,263
		22,515

Computers – 0.5%

Hewlett-Packard Co., 2.60%, 9/15/17	2,805	2,827

NCR Corp., 5.00%, 7/15/22 (2)	970	972

NetApp, Inc., 2.00%, 12/15/17	5,675	5,707
		9,506

Diversified Financial Services – 3.9%

American Express Credit Corp., 2.80%, 9/19/16	4,720	4,998

Capital One Bank USA N.A., 8.80%, 7/15/19	100	136

Countrywide Financial Corp., 6.25%, 5/15/16	4,035	4,494

FMR LLC, 6.45%, 11/15/39 (1)(2)	8,300	10,102

Ford Motor Credit Co. LLC, 3.88%, 1/15/15	1,820	1,892
7.00%, 4/15/15	1,515	1,672
4.25%, 2/3/17	1,895	2,028
3.00%, 6/12/17	500	513

Franklin Resources, Inc., 3.13%, 5/20/15	50	53

General Electric Capital Corp., 2.25%, 11/9/15	4,215	4,359
3.35%, 10/17/16	2,715	2,915
2.30%, 4/27/17	2,480	2,566
1.63%, 4/2/18	2,640	2,629
6.25%, 12/15/22	3,000	3,293

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Diversified Financial Services – 3.9% – continued

General Motors Financial Co., Inc., 4.75%, 8/15/17 (1)(2)	$4,455	$4,646

Hyundai Capital America, 4.00%, 6/8/17 (1)(2)	1,910	2,056

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 7.75%, 1/15/16	6,870	7,153

International Lease Finance Corp., 6.25%, 5/15/19	5,395	5,907
5.88%, 8/15/22	1,705	1,838

SLM Corp., 3.88%, 9/10/15	1,095	1,140
6.00%, 1/25/17	3,295	3,583
		67,973

Electric – 1.6%

CMS Energy Corp., 2.75%, 5/15/14	4,730	4,808
6.55%, 7/17/17	1,900	2,270
5.05%, 2/15/18	4,175	4,762

Exelon Corp., 5.63%, 6/15/35	3,525	3,904

Exelon Generation Co. LLC, 6.20%, 10/1/17	2,345	2,749
6.25%, 10/1/39	3,510	4,076

NV Energy, Inc., 6.25%, 11/15/20	3,455	4,173

PPL Capital Funding, Inc., 3.50%, 12/1/22	1,855	1,869
		28,611

Electronics – 0.4%

Agilent Technologies, Inc., 6.50%, 11/1/17	5,905	7,072

Engineering & Construction – 0.2%

URS Corp., 5.25%, 4/1/22 (1)(2)	3,000	3,150

Environmental Control – 0.3%

Clean Harbors, Inc., 5.25%, 8/1/20	1,770	1,828
5.13%, 6/1/21 (2)	3,850	3,941
		5,769

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Food – 0.2%

Smithfield Foods, Inc., 6.63%, 8/15/22	$3,020	$3,292

Forest Products & Paper – 0.7%

Domtar Corp., 4.40%, 4/1/22	3,580	3,572
6.25%, 9/1/42	1,680	1,705

International Paper Co., 7.95%, 6/15/18	2,995	3,854
6.00%, 11/15/41	2,775	3,229
		12,360

Gas – 0.2%

CenterPoint Energy, Inc., 6.50%, 5/1/18	2,380	2,907

Healthcare - Products – 0.2%

CR Bard, Inc., 1.38%, 1/15/18	1,250	1,248

Medtronic, Inc., 1.38%, 4/1/18	1,770	1,770
		3,018

Healthcare - Services – 1.5%

Cigna Corp., 2.75%, 11/15/16	315	332

DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	4,895	5,085

Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (2)	4,875	5,442

HCA, Inc., 4.75%, 5/1/23	3,450	3,433

Humana, Inc., 3.15%, 12/1/22	1,350	1,333
4.63%, 12/1/42	590	565

Tenet Healthcare Corp., 4.50%, 4/1/21 (1)(2)	2,825	2,768

UnitedHealth Group, Inc., 1.40%, 10/15/17	965	972
1.63%, 3/15/19	1,315	1,319

WellPoint, Inc., 1.88%, 1/15/18	1,985	2,010
3.13%, 5/15/22	2,510	2,527
		25,786

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Home Builders – 0.2%

Lennar Corp., 4.13%, 12/1/18 (1)(2)	$3,000	$2,992

Household Products/Wares – 0.1%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20	1,775	1,808

Insurance – 2.3%

Aflac, Inc., 2.65%, 2/15/17	1,810	1,903

American International Group, Inc., 2.38%, 8/24/15	1,560	1,600
3.80%, 3/22/17	3,070	3,322
4.88%, 6/1/22	2,900	3,281
8.18%, 5/15/58	2,730	3,675

ING US, Inc., 2.90%, 2/15/18 (1)(2)	2,530	2,566

Liberty Mutual Group, Inc., 4.95%, 5/1/22 (1)(2)	2,220	2,434

Metropolitan Life Global Funding I, 2.50%, 9/29/15 (1)(2)	1,950	2,027

Principal Financial Group, Inc., 1.85%, 11/15/17	1,300	1,314

Protective Life Corp., 7.38%, 10/15/19	85	104
8.45%, 10/15/39	7,990	10,533

Prudential Financial, Inc., 5.88%, 9/15/42	2,610	2,780
5.63%, 6/15/43	3,915	4,052
		39,591

Internet – 0.7%

Amazon.com, Inc., 1.20%, 11/29/17	1,300	1,293

Equinix, Inc., 4.88%, 4/1/20	3,000	3,023

InterActiveCorp., 4.75%, 12/15/22 (1)(2)	2,850	2,786

Symantec Corp., 2.75%, 6/15/17	2,505	2,583
4.20%, 9/15/20	1,930	2,061
		11,746

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Investment Companies – 0.1%

Prospect Capital Corp., 5.88%, 3/15/23	$1,720	$1,723

Iron/Steel – 0.4%

Commercial Metals Co., 7.35%, 8/15/18	3,865	4,290

Steel Dynamics, Inc., 6.13%, 8/15/19 (2)	1,780	1,923
		6,213

Lodging – 0.3%

Hyatt Hotels Corp., 6.88%, 8/15/19 (1)(2)	5,100	6,073

Machinery – Diversified – 0.4%

Case New Holland, Inc., 7.75%, 9/1/13	7,545	7,726

Media – 3.1%

CBS Corp., 1.95%, 7/1/17	1,560	1,586

CC Holdings GS V LLC, 2.38%, 12/15/17 (1)(2)	1,575	1,585

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21 (1)(2)	3,815	3,791
5.13%, 2/15/23	4,355	4,224

Comcast Corp., 4.95%, 6/15/16	1,239	1,395
4.25%, 1/15/33	3,405	3,428
6.40%, 5/15/38	4,805	6,043

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 1.75%, 1/15/18	2,655	2,624
5.20%, 3/15/20	3,085	3,527
5.15%, 3/15/42	3,590	3,470

McClatchy (The) Co., 9.00%, 12/15/22 (2)	2,500	2,713

NBCUniversal Enterprise, Inc., 1.97%, 4/15/19 (1)(2)	2,505	2,512

NBCUniversal Media LLC, 4.45%, 1/15/43	1,990	1,964

News America, Inc., 6.90%, 8/15/39	2,744	3,493

Starz LLC/Starz Finance Corp., 5.00%, 9/15/19	3,110	3,203

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Media – 3.1% – continued

Time Warner Cable, Inc., 5.50%, 9/1/41	$3,980	$4,090

Time Warner, Inc., 6.10%, 7/15/40	2,415	2,800

Univision Communications, Inc., 6.88%, 5/15/19 (1)(2)	2,455	2,627
		55,075

Mining – 0.6%

Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	2,445	2,462
3.88%, 3/15/23 (1)(2)	2,400	2,407
5.45%, 3/15/43 (1)(2)	2,400	2,372

Newmont Mining Corp., 3.50%, 3/15/22	2,465	2,482
		9,723

Miscellaneous Manufacturing – 0.3%

Eaton Corp., 1.50%, 11/2/17 (1)(2)	1,495	1,499

General Electric Co., 5.25%, 12/6/17	2,690	3,151
		4,650

Office/Business Equipment – 0.3%

Xerox Corp., 2.95%, 3/15/17	1,830	1,885
4.50%, 5/15/21	2,450	2,620
		4,505

Oil & Gas – 4.0%

Anadarko Petroleum Corp., 6.38%, 9/15/17	3,970	4,739

Atwood Oceanics, Inc., 6.50%, 2/1/20	1,665	1,811

Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19 (2)	4,000	4,120

Continental Resources, Inc., 5.00%, 9/15/22	3,875	4,117

Denbury Resources, Inc., 4.63%, 7/15/23	1,730	1,669

EQT Corp., 4.88%, 11/15/21	3,690	3,910

Hess Corp., 8.13%, 2/15/19	1,285	1,659

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Oil & Gas – 4.0% – continued

Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 (1)(2)	$6,340	$6,483

Marathon Oil Corp., 2.80%, 11/1/22	3,090	3,016

Newfield Exploration Co., 7.13%, 5/15/18	3,050	3,176
6.88%, 2/1/20	3,260	3,496
5.75%, 1/30/22	3,360	3,595

Plains Exploration & Production Co., 7.63%, 6/1/18	2,375	2,482
6.13%, 6/15/19	2,475	2,710
6.75%, 2/1/22	1,835	2,044

QEP Resources, Inc., 6.88%, 3/1/21	6,965	7,923

Range Resources Corp., 5.75%, 6/1/21	3,615	3,877

Rowan Cos., Inc., 4.88%, 6/1/22	3,560	3,870

Tesoro Corp., 4.25%, 10/1/17	750	784
5.38%, 10/1/22	850	886

Western Refining, Inc., 6.25%, 4/1/21 (1)(2)	3,250	3,323
		69,690

Oil & Gas Services – 0.2%

Exterran Partners L.P./EXLP Finance Corp., 6.00%, 4/1/21 (2)	3,810	3,796

Packaging & Containers – 0.5%

Ball Corp., 5.75%, 5/15/21	1,035	1,118

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (1)(2)	2,900	2,813

Graphic Packaging International, Inc., 4.75%, 4/15/21	2,850	2,885

Rock Tenn Co., 3.50%, 3/1/20	1,935	1,978
		8,794

Pharmaceuticals – 1.2%

Cardinal Health, Inc., 1.90%, 6/15/17	60	61
1.70%, 3/15/18	1,140	1,136
3.20%, 3/15/23	4,090	4,069

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Pharmaceuticals – 1.2% – continued

Express Scripts Holding Co., 3.13%, 5/15/16	$4,005	$4,231
3.90%, 2/15/22	4,110	4,410

Medco Health Solutions, Inc., 2.75%, 9/15/15	1,980	2,064

Mylan, Inc., 7.63%, 7/15/17 (2)	2,450	2,724

Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	1,760	1,769
		20,464

Pipelines – 1.6%

Access Midstream Partners L.P./ACMP Finance Corp., 6.13%, 7/15/22	4,000	4,290

Energy Transfer Partners L.P., 5.20%, 2/1/22	70	79
3.60%, 2/1/23	1,970	1,960
6.50%, 2/1/42	3,140	3,588

Enterprise Products Operating LLC, 6.45%, 9/1/40	1,985	2,453

Kinder Morgan Energy Partners L.P., 6.00%, 2/1/17	35	41
5.00%, 3/1/43	2,760	2,803

Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (1)(2)	4,695	5,195

ONEOK Partners L.P., 2.00%, 10/1/17	1,095	1,106

Regency Energy Partners L.P./Regency Energy Finance Corp., 6.50%, 7/15/21	3,480	3,828

Sunoco Logistics Partners Operations L.P., 3.45%, 1/15/23	1,355	1,341

Williams (The) Cos., Inc., 3.70%, 1/15/23	1,690	1,678
		28,362

Real Estate Investment Trusts – 2.3%

American Tower Corp., 4.50%, 1/15/18	3,070	3,376
3.50%, 1/31/23	3,200	3,174

Boston Properties L.P., 4.13%, 5/15/21	2,270	2,460

DDR Corp., 4.63%, 7/15/22	2,640	2,856

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Real Estate Investment Trusts – 2.3% – continued

EPR Properties, 5.75%, 8/15/22	$3,905	$4,264

HCP, Inc., 5.63%, 5/1/17	2,705	3,107
3.75%, 2/1/19	1,225	1,320
2.63%, 2/1/20	3,245	3,266

Health Care REIT, Inc., 2.25%, 3/15/18	1,395	1,408

Host Hotels & Resorts L.P., 5.88%, 6/15/19	475	522
4.75%, 3/1/23	4,365	4,692

Realty Income Corp., 2.00%, 1/31/18	2,605	2,622

Ventas Realty L.P./Ventas Capital Corp., 2.00%, 2/15/18	1,700	1,710
4.00%, 4/30/19	1,910	2,084
4.75%, 6/1/21	3,540	3,934
		40,795

Retail – 0.6%

CVS Caremark Corp., 5.75%, 5/15/41	2,330	2,767

Macy’s Retail Holdings, Inc., 2.88%, 2/15/23	3,070	2,971

Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/1/22	2,640	2,756

Walgreen Co., 1.80%, 9/15/17	2,390	2,419
		10,913

Semiconductors – 0.2%

Samsung Electronics America, Inc., 1.75%, 4/10/17 (1)(2)	3,265	3,312

Software – 0.4%

Fidelity National Information Services, Inc., 5.00%, 3/15/22	3,480	3,693

Fiserv, Inc., 3.50%, 10/1/22	1,850	1,844

Oracle Corp., 1.20%, 10/15/17	2,140	2,143
		7,680

Telecommunications – 1.9%

AT&T, Inc., 1.40%, 12/1/17	3,435	3,411

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.1% – continued

Telecommunications – 1.9% – continued

CenturyLink, Inc., 5.80%, 3/15/22	$2,595	$2,627

Crown Castle International Corp., 5.25%, 1/15/23	1,350	1,374

Frontier Communications Corp., 8.25%, 4/15/17	5,845	6,839

Lynx I Corp., 5.38%, 4/15/21 (1)(2)	3,375	3,510

Qwest Communications International, Inc., 7.13%, 4/1/18	6,509	6,769

SBA Communications Corp., 5.63%, 10/1/19 (2)	900	926

SBA Telecommunications, Inc., 5.75%, 7/15/20 (2)	1,150	1,196

Windstream Corp., 8.13%, 8/1/13	4,290	4,376
6.38%, 8/1/23 (2)	1,900	1,886
		32,914

Transportation – 0.1%

CSX Corp., 4.75%, 5/30/42	2,465	2,559
Total Corporate Bonds
(Cost $717,298)		755,973

FOREIGN ISSUER BONDS – 7.9%

Banks – 1.0%

Abbey National Treasury Services PLC, 4.00%, 4/27/16	3,065	3,259

Australia & New Zealand Banking Group Ltd., 0.90%, 2/12/16	3,815	3,825

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., 3.95%, 11/9/22	1,350	1,359

ING Bank N.V., 2.00%, 10/18/13 (1)(2)	1,080	1,088

Lloyds TSB Bank PLC, 6.50%, 9/14/20 (1)(2)	4,240	4,755

National Australia Bank Ltd., 1.60%, 8/7/15	2,620	2,666
		16,952

Beverages – 0.4%

Heineken N.V., 1.40%, 10/1/17 (1)(2)	1,590	1,583

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Beverages – 0.4% – continued

Pernod-Ricard S.A., 4.45%, 1/15/22 (1)(2)	$2,890	$3,174

SABMiller PLC, 6.50%, 7/1/16 (1)(2)	2,125	2,463
		7,220

Chemicals – 0.4%

LyondellBasell Industries N.V., 5.00%, 4/15/19	3,350	3,785
6.00%, 11/15/21	3,000	3,555
		7,340

Computers – 0.3%

Seagate HDD Cayman, 6.88%, 5/1/20	4,595	4,939

Diversified Financial Services – 0.2%

Macquarie Group Ltd., 7.30%, 8/1/14 (1)(2)	3,570	3,825

Electric – 0.2%

PPL WEM Holdings PLC, 3.90%, 5/1/16 (1)(2)	3,475	3,671

Food – 0.1%

ESAL GmbH, 6.25%, 2/5/23 (2)	1,800	1,809

Forest Products & Paper – 0.0%

Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (2)	750	765

Insurance – 1.2%

Allied World Assurance Co. Ltd., 7.50%, 8/1/16	6,700	7,968
5.50%, 11/15/20	2,070	2,342

XL Group PLC, 6.50%, 4/15/17	10,075	9,848
		20,158

Leisure Time – 0.4%

Royal Caribbean Cruises Ltd., 6.88%, 12/1/13	7,220	7,455

Media – 0.2%

Videotron Ltd., 5.00%, 7/15/22	2,900	2,943

Mining – 0.7%

Anglo American Capital PLC, 2.63%, 9/27/17 (1)(2)	2,160	2,194

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Mining – 0.7% – continued

Rio Tinto Finance USA PLC, 1.63%, 8/21/17	$2,865	$2,890
2.88%, 8/21/22	3,215	3,146

Teck Resources Ltd., 3.00%, 3/1/19	1,880	1,926

Xstrata Finance Canada Ltd., 2.45%, 10/25/17 (1)(2)	2,325	2,357
		12,513

Miscellaneous Manufacturing – 0.6%

Bombardier, Inc., 5.75%, 3/15/22 (2)	4,435	4,552

Pentair Finance S.A., 1.88%, 9/15/17 (1)(2)	2,075	2,075

Tyco Electronics Group S.A., 6.55%, 10/1/17	2,560	3,061
		9,688

Oil & Gas – 1.1%

Ensco PLC, 3.25%, 3/15/16	2,815	2,998

Petrobras International Finance Co., 3.88%, 1/27/16	1,250	1,308
3.50%, 2/6/17	3,030	3,129

Petro-Canada, 6.05%, 5/15/18	960	1,157

Petroleos Mexicanos, 5.50%, 1/21/21	2,910	3,339
5.50%, 6/27/44 (1)(2)	3,020	3,115

Transocean, Inc., 5.05%, 12/15/16	4,350	4,833
		19,879

Oil & Gas Services – 0.5%

Weatherford International Ltd., 5.13%, 9/15/20	4,600	4,962
5.95%, 4/15/42	3,560	3,669
		8,631

Telecommunications – 0.3%

Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	4,665	5,126

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Transportation – 0.3%

Kansas City Southern de Mexico S.A. de C.V., 6.63%, 12/15/20	$5,260	$5,970
Total Foreign Issuer Bonds
(Cost $131,716)		138,884

U.S. GOVERNMENT AGENCIES – 26.0% (3)

Fannie Mae – 21.7%

Pool #255498, 5.50%, 12/1/34	715	789

Pool #256883, 6.00%, 9/1/37	99	109

Pool #535714, 7.50%, 1/1/31	62	73

Pool #545003, 8.00%, 5/1/31	4	4

Pool #545437, 7.00%, 2/1/32	136	158

Pool #545556, 7.00%, 4/1/32	94	109

Pool #555189, 7.00%, 12/1/32	548	653

Pool #581806, 7.00%, 7/1/31	234	279

Pool #585617, 7.00%, 5/1/31	–	–

Pool #745148, 5.00%, 1/1/36	493	535

Pool #845182, 5.50%, 11/1/35	4,226	4,649

Pool #888538, 5.50%, 1/1/37	1,328	1,457

Pool #890009, 5.50%, 9/1/36	4,534	4,992

Pool #890384, 4.50%, 10/1/41	752	832

Pool #893082, 3.03%, 9/1/36	2,845	3,049

Pool #919638, 5.50%, 9/1/37	3,281	3,579

Pool #929035, 6.50%, 1/1/38	2,622	2,919

Pool #932638, 5.00%, 3/1/40	11,137	12,393

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 26.0% (3) – continued

Fannie Mae – 21.7% – continued

Pool #955782, 6.50%, 10/1/37	$539	$602

Pool #990702, 6.50%, 9/1/38	4,316	4,814

Pool #AA7583, 4.50%, 6/1/39	4,527	5,007

Pool #AB1470, 4.50%, 9/1/40	5,247	5,660

Pool #AB2693, 4.50%, 4/1/41	10,517	11,540

Pool #AB3114, 5.00%, 6/1/41	6,747	7,463

Pool #AC6767, 4.50%, 1/1/40	3,392	3,752

Pool #AC9581, 5.50%, 1/1/40	8,508	9,320

Pool #AD0915, 5.50%, 12/1/38	510	565

Pool #AD1645, 5.00%, 3/1/40	11,920	13,145

Pool #AD6929, 5.00%, 6/1/40	5,834	6,433

Pool #AE6415, 4.00%, 10/1/40	6,310	6,926

Pool #AH1166, 4.50%, 12/1/40	11,874	13,003

Pool #AH1507, 4.50%, 12/1/40	11,108	12,286

Pool #AH9109, 4.50%, 4/1/41	726	802

Pool #AI4294, 4.50%, 6/1/41	4,022	4,342

Pool #AJ0799, 4.00%, 9/1/41	782	847

Pool #AJ1713, 4.00%, 9/1/41	797	863

Pool #AJ4048, 4.00%, 10/1/41	8,673	9,308

Pool #AJ4467, 4.00%, 11/1/41	735	802

Pool #AJ5836, 4.00%, 11/1/41	1,014	1,105

Pool #AJ7686, 4.00%, 12/1/41	1,572	1,715

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 26.0% (3) – continued

Fannie Mae – 21.7% – continued

Pool #AO6996, 3.50%, 6/1/42	$9,816	$10,437

Pool #AO8717, 3.50%, 7/1/42	105	111

Pool #AP2427, 3.50%, 8/1/42	10,440	11,100

Pool #AP4514, 3.50%, 9/1/42	8,619	9,139

Pool #AP4515, 3.50%, 9/1/42	10,968	11,661

Pool #AP6598, 3.50%, 9/1/42	9,597	10,216

Pool TBA, 4.50%, 5/15/34 (4)	101,012	108,825
3.50%, 4/1/43 (4)	4,610	4,868
4.00%, 4/1/43 (4)	54,355	57,948
		381,184

Freddie Mac – 0.7%

Pool #1B3575, 6.19%, 9/1/37	1,042	1,117

Pool #1G2296, 6.21%, 11/1/37	3,951	4,244

Pool #1J0365, 3.01%, 4/1/37	1,795	1,911

Pool #1J2840, 3.02%, 9/1/37	1,663	1,784

Pool #848076, 5.47%, 6/1/38	3,331	3,600

Series 3730, Class PL, 4.50%, 1/15/33	591	598
		13,254

Freddie Mac Gold – 2.8%

Pool #A65182, 6.50%, 9/1/37	6,334	7,206

Pool #A92650, 5.50%, 6/1/40	517	572

Pool #C00910, 7.50%, 1/1/30	528	643

Pool #C02790, 6.50%, 4/1/37	3,575	4,021

Pool #C02838, 5.50%, 5/1/37	4,436	4,834

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 26.0% (3) – continued

Freddie Mac Gold – 2.8% – continued

Pool #C03517, 4.50%, 9/1/40	$5,443	$5,826

Pool #C03837, 3.50%, 4/1/42	20,787	22,081

Pool #G01954, 5.00%, 11/1/35	3,329	3,594
		48,777

Government National Mortgage Association – 0.4%

Series 2012-2, Class A, 1.86%, 6/16/31	6,531	6,675

Government National Mortgage Association II – 0.4%

Pool #8251, 4.00%, 7/20/40	6,209	6,674
Total U.S. Government Agencies
(Cost $446,263)		456,564

U.S. GOVERNMENT OBLIGATIONS – 23.0%

U.S. Treasury Bonds – 4.8%
2.75%, 11/15/42	54,772	50,767
3.13%, 2/15/43	33,800	33,863
		84,630

U.S. Treasury Notes – 18.2%
0.38%, 3/15/16	6,540	6,544
0.88%, 1/31/18	3,285	3,306
0.75%, 3/31/18	78,705	78,607
1.13%, 3/31/20	155,550	155,623
2.00%, 2/15/23	73,405	74,334
		318,414
Total U.S. Government Obligations
(Cost $401,259)		403,044

MUNICIPAL BONDS – 0.5%

Ohio – 0.5%

American Municipal Power-Ohio, Inc. TRB, Series B, Build America Bonds, Combined Hydroelectric Projects, 7.83%, 2/15/41	6,425	8,970
Total Municipal Bonds
(Cost $6,425)		8,970

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.0%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (5)(6)	87,305,117	$87,305
Total Investment Companies
(Cost $87,305)		87,305

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.8%

U.S. Treasury Bill, 0.10%, 5/30/13 (7)	$13,600	$13,599
Total Short-Term Investments
(Cost $13,598)		13,599

Total Investments – 113.1%
(Cost $1,923,131)		1,983,770

Liabilities less Other Assets – (13.1)%		(229,344)
NET ASSETS – 100.0%		$1,754,426

(1)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $127,216,000 or 7.3% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Anglo American Capital PLC, 2.63%, 9/27/17	9/20/12-9/21/12	$2,159

Ashland, Inc., 3.00%, 3/15/16	2/21/13	2,395

CC Holdings GS V LLC, 2.38%, 12/15/17	12/11/12	1,575

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21	2/28/13	3,815

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23	1/03/13	2,900

Eaton Corp., 1.50%, 11/2/17	11/14/12	1,493

ERAC USA Finance LLC, 7.00%, 10/15/37	10/10/07-9/29/11	4,726

FMR LLC, 6.45%, 11/15/39	1/6/10-5/24/12	7,324

Freeport-McMoRan Copper & Gold, Inc., 3.88%, 3/15/23	2/28/13	2,399

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43	2/28/13	$2,389

General Motors Financial Co., Inc., 4.75%, 8/15/17	8/13/12	4,455

Heineken N.V., 1.40%, 10/1/17	10/02/12	1,585

Hyatt Hotels Corp., 6.88%, 8/15/19	8/10/09	5,093

Hyundai Capital America, 4.00%, 6/8/17	12/01/11	1,902

ING Bank N.V., 2.00%, 10/18/13	10/13/10	1,078

ING US, Inc., 2.90%, 2/15/18	2/6/13	2,526

InterActiveCorp., 4.75%, 12/15/22	12/18/12	2,850

Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18	4/14/11-9/29/11	4,810

Lennar Corp., 4.13%, 12/1/18	1/30/13	3,000

Liberty Mutual Group, Inc., 4.95%, 5/1/22	5/1/12	2,213

Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19	2/28/12	6,339

Lloyds TSB Bank PLC, 6.50%, 9/14/20	9/7/10	4,215

Lynx I Corp., 5.38%, 4/15/21	2/7/13	3,375

Macquarie Group Ltd., 7.30%, 8/1/14	12/14/10-12/15/10	3,871

Metropolitan Life Global Funding I, 2.50%, 9/29/15	9/22/10	1,949

NBCUniversal Enterprise, Inc., 1.97%, 4/15/19	3/20/13	2,504

Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10-11/16/11	2,789

Pentair Finance S.A., 1.88%, 9/15/17	9/10/12	2,072

Pernod-Ricard S.A., 4.45%, 1/15/22	10/20/11-11/17/11	2,887

Petroleos Mexicanos, 5.50%, 6/27/44	10/12/12	3,350

PPL WEM Holdings PLC, 3.90%, 5/1/16	4/18/11	3,471

SABMiller PLC, 6.50%, 7/1/16	10/28/10-9/29/11	2,518

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Samsung Electronics America, Inc., 1.75%, 4/10/17	4/2/12	$3,253

Tenet Healthcare Corp., 4.50%, 4/1/21	1/22/13	2,825

TransDigm, Inc., 5.50%, 10/15/20	10/10/12	3,500

Univision Communications, Inc., 6.88%, 5/15/19	3/14/13	2,648

URS Corp., 5.25%, 4/1/22	3/8/12	2,997

Western Refining, Inc., 6.25%, 4/1/21	3/12/13	3,250

Xstrata Finance Canada Ltd., 2.45%, 10/25/17	10/18/12	2,321

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(6)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $339,297,000 with net sales of approximately $251,992,000 during the fiscal year ended March 31, 2013.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Fixed Income Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
10-Year U.S. Treasury Note	(2,086)	$275,319	Short	6/13	$(666)
Ultra Long Term U.S. Treasury Bond	(242)	38,138	Short	6/13	142

Total					$(524)

At March 31, 2013, the credit quality distribution (unaudited) for the Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
US Agency	22.4%
US Treasury	21.7
AAA	5.6
AA	1.6
A	8.0
BBB	21.7
BB	11.0
B	3.2
Cash Equivalents	4.4
Not Rated	0.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Fixed Income Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$ –	$119,431	(1)	$–	$119,431
Corporate Bonds	–	755,973	(1)	–	755,973
Foreign Issuer Bonds	–	138,884	(1)	–	138,884
U.S. Government Agencies	–	456,564	(1)	–	456,564
U.S. Government Obligations	–	403,044	(1)	–	403,044
Municipal Bonds	–	8,970		–	8,970
Investment Companies	87,305	–		–	87,305
Short-Term Investments	–	13,599		–	13,599
Total Investments	$87,305	$1,896,465		$–	$1,983,770

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued	MARCH 31, 2013

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$142	$–	$–	$142
Liabilities
Futures Contracts	(666)	–	–	(666)
Total Other Financial Instruments	$(524)	$–	$–	$(524)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2%

Auto Parts & Equipment – 2.1%

American Axle & Manufacturing, Inc., 6.25%, 3/15/21	$13,850	$14,196
6.63%, 10/15/22	16,759	17,346

Goodyear Tire & Rubber (The) Co., 8.25%, 8/15/20	27,108	29,988

Meritor, Inc., 10.63%, 3/15/18	11,706	12,628

Pittsburgh Glass Works LLC, 8.50%, 4/15/16 (1)	18,900	19,231

UCI International, Inc., 8.63%, 2/15/19	27,948	28,926
		122,315

Chemicals – 0.7%

JM Huber Corp., 9.88%, 11/1/19 (1)	20,105	22,769

Tronox Finance LLC, 6.38%, 8/15/20 (1)	19,425	18,842
		41,611

Coal – 0.5%

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.38%, 2/1/20 (1)	12,025	12,656

SunCoke Energy, Inc., 7.63%, 8/1/19	16,205	17,421
		30,077

Commercial Services – 4.4%

313 Group, Inc., 6.38%, 12/1/19 (1)	25,625	25,433

Alliance Data Systems Corp., 6.38%, 4/1/20 (1)	27,700	29,847

Brickman Group Holdings, Inc., 9.13%, 11/1/18 (1)	23,169	25,196

Lender Processing Services, Inc., 5.75%, 4/15/23	36,155	37,692

Monitronics International, Inc., 9.13%, 4/1/20	27,654	29,244

Neff Rental LLC/Neff Finance Corp., 9.63%, 5/15/16 (1)	21,621	22,972
Service Corp. International, 7.50%, 4/1/27	28,729	31,889
ServiceMaster Co., 8.00%, 2/15/20	20,606	22,100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2% – continued

Commercial Services – 4.4% – continued

TransUnion Holding Co., Inc., 9.63%, 6/15/18	$31,886	$34,676
		259,049

Computers – 0.8%

NCR Corp., 5.00%, 7/15/22 (1)	19,250	19,298

SunGard Data Systems, Inc., 6.63%, 11/1/19 (1)	28,550	29,478
		48,776

Cosmetics/Personal Care – 0.5%

Revlon Consumer Products Corp., 5.75%, 2/15/21 (1)	29,575	29,686

Diversified Financial Services – 3.8%

CNG Holdings, Inc., 9.38%, 5/15/20 (1)	30,800	30,222

E*TRADE Financial Corp., 6.00%, 11/15/17	27,875	29,164

Nationstar Mortgage LLC/Nationstar Capital Corp., 9.63%, 5/1/19 (1)	23,520	26,930
9.63%, 5/1/19 (1)	15,025	17,129

Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.25%, 1/15/18 (1)	15,600	16,185

PHH Corp., 7.38%, 9/1/19	30,025	33,928

Prospect Capital Corp., 5.88%, 3/15/23	31,600	31,660

Speedy Cash Intermediate Holdings Corp., 10.75%, 5/15/18 (1)	27,080	29,179

Speedy Group Holdings Corp., 12.00%, 11/15/17 (1)	9,225	9,617
		224,014

Electric – 1.7%

AES Corp., 7.38%, 7/1/21	34,706	40,259

Calpine Corp., 7.50%, 2/15/21 (1)	15,095	16,567
7.88%, 1/15/23 (1)	12,132	13,466

Covanta Holding Corp., 6.38%, 10/1/22	29,418	32,019
		102,311

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2% – continued

Electrical Components & Equipment – 0.5%

GrafTech International Ltd., 6.38%, 11/15/20 (1)	$30,700	$31,774

Electronics – 0.5%

Sanmina Corp., 7.00%, 5/15/19 (1)	29,045	30,352

Engineering & Construction – 0.6%

MasTec, Inc., 4.88%, 3/15/23	32,575	32,249

Entertainment – 0.5%

National CineMedia LLC, 7.88%, 7/15/21	26,703	29,740

Environmental Control – 1.8%

ADS Waste Holdings, Inc., 8.25%, 10/1/20 (1)	28,850	31,086

Casella Waste Systems, Inc., 7.75%, 2/15/19	44,530	42,415

Clean Harbors, Inc., 5.13%, 6/1/21 (1)	28,400	29,074
		102,575

Food – 3.2%

BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19 (1)	31,240	33,739

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.88%, 2/1/21 (1)	21,175	22,207

Land O’ Lakes, Inc., 6.00%, 11/15/22 (1)	32,750	34,961

Michael Foods Holding, Inc., 8.50%, 7/15/18 (1)	29,900	30,872

Tops Holding Corp./Tops Markets LLC, 8.88%, 12/15/17 (1)	31,775	34,873

US Foods, Inc., 8.50%, 6/30/19 (1)	29,177	30,964
		187,616

Forest Products & Paper – 1.2%

P.H. Glatfelter Co., 5.38%, 10/15/20	27,675	28,990

Verso Paper Holdings LLC/Verso Paper, Inc., 11.75%, 1/15/19	40,800	44,064
		73,054

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2% – continued

Gaming – 2.3%

Isle of Capri Casinos, Inc., 8.88%, 6/15/20	$30,155	$32,793
5.88%, 3/15/21 (1)	4,000	4,000

Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 9.50%, 6/15/19 (1)	26,591	29,051

ROC Finance LLC/ROC Finance 1 Corp., 12.13%, 9/1/18 (1)	30,130	34,951

Station Casinos LLC, 7.50%, 3/1/21 (1)	30,575	31,416
		132,211

Hand/Machine Tools – 0.4%

Thermadyne Holdings Corp., 9.00%, 12/15/17	22,605	24,639

Healthcare – Products – 0.6%

Biomet, Inc., 6.50%, 8/1/20 (1)	32,125	34,093

Healthcare – Services – 3.8%

Amsurg Corp., 5.63%, 11/30/20 (1)	26,405	27,791

CDRT Holding Corp., 9.25%, 10/1/17 (1)(2)	33,325	34,575

HealthSouth Corp., 8.13%, 2/15/20	32,458	35,785

MultiPlan, Inc., 9.88%, 9/1/18 (1)	29,575	32,865

Tenet Healthcare Corp., 6.88%, 11/15/31	33,281	30,452

United Surgical Partners International, Inc., 9.00%, 4/1/20	27,013	30,592

Universal Hospital Services, Inc., 7.63%, 8/15/20 (1)	26,600	28,595
		220,655

Home Builders – 0.3%

Meritage Homes Corp., 7.15%, 4/15/20	17,754	19,796

Household Products/Wares – 1.0%

American Greetings Corp., 7.38%, 12/1/21	30,510	30,815

Sun Products (The) Corp., 7.75%, 3/15/21 (1)	29,625	29,847
		60,662

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2% – continued

Insurance – 2.3%

A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (1)	$32,925	$33,830

CNO Financial Group, Inc., 6.38%, 10/1/20 (1)	28,450	30,264

Fidelity & Guaranty Life Holdings, Inc., 6.38%, 4/1/21 (1)	18,975	19,355

Genworth Financial, Inc., 6.15%, 11/15/66	23,625	21,617

Hub International Ltd., 8.13%, 10/15/18 (1)	29,170	30,701
		135,767

Iron/Steel – 0.5%

Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17 (1)	26,775	29,252

Lodging – 1.2%

Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	19,779	21,040

Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.00%, 2/15/20 (1)	23,200	23,345

MGM Resorts International, 8.63%, 2/1/19	22,775	26,533
		70,918

Media – 6.9%

Cablevision Systems Corp., 8.00%, 4/15/20	22,409	25,210

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	23,375	22,966

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (1)	18,475	19,168

Clear Channel Communications, Inc., 11.25%, 3/1/21 (1)	23,125	23,703

Gray Television, Inc., 7.50%, 10/1/20	28,660	30,594

Harron Communications L.P./Harron Finance Corp., 9.13%, 4/1/20 (1)	31,710	35,198
Hughes Satellite Systems Corp., 7.63%, 6/15/21	29,097	33,280

McClatchy (The) Co., 9.00%, 12/15/22 (1)	38,500	41,772

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2% – continued

Media – 6.9% – continued

Mediacom Broadband LLC/Mediacom Broadband Corp., 6.38%, 4/1/23 (1)	$12,175	$12,632

Mediacom LLC/Mediacom Capital Corp., 7.25%, 2/15/22	14,194	15,613

Sinclair Television Group, Inc., 5.38%, 4/1/21 (1)(3)	23,175	23,001

Starz LLC/Starz Finance Corp., 5.00%, 9/15/19	18,700	19,261
5.00%, 9/15/19 (1)	9,925	10,223

Sterling Entertainment Enterprises LLC, 9.75%, 12/15/19 (1)(4)	23,800	24,276

Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/1/19 (1)	30,095	32,879

Univision Communications, Inc., 8.50%, 5/15/21 (1)	34,282	37,025
		406,801

Miscellaneous Manufacturing – 0.6%

Park-Ohio Industries, Inc., 8.13%, 4/1/21	32,250	35,072

Oil & Gas – 6.9%

Antero Resources Finance Corp., 6.00%, 12/1/20 (1)	28,475	29,756

Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp., 7.75%, 1/15/21 (1)	26,875	25,800

BreitBurn Energy Partners L.P./BreitBurn Finance Corp., 8.63%, 10/15/20	26,640	29,437

Clayton Williams Energy, Inc., 7.75%, 4/1/19	24,699	24,853

Denbury Resources, Inc., 4.63%, 7/15/23	23,250	22,436

EPE Holdings LLC/EP Energy Bond Co., Inc., 8.88%, 12/15/17 (1)	28,350	29,768

Halcon Resources Corp., 8.88%, 5/15/21 (1)	19,375	20,877

Laredo Petroleum, Inc., 9.50%, 2/15/19	27,850	31,470

Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 4/15/20	28,818	31,772

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2% – continued

Oil & Gas – 6.9% – continued

Northern Oil and Gas, Inc., 8.00%, 6/1/20	$24,350	$25,385

Oasis Petroleum, Inc., 7.25%, 2/1/19	23,108	25,072

QEP Resources, Inc., 5.25%, 5/1/23	22,725	23,293

Swift Energy Co., 7.88%, 3/1/22 (1)	25,800	26,961
7.88%, 3/1/22	3,145	3,287

Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/1/20	19,670	21,096

WPX Energy, Inc., 6.00%, 1/15/22	32,834	34,394
		405,657

Oil & Gas Services – 1.1%

Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19 (1)	29,656	30,546

Dresser-Rand Group, Inc., 6.50%, 5/1/21	25,480	27,200

Exterran Partners L.P./EXLP Finance Corp., 6.00%, 4/1/21 (1)	5,550	5,529
		63,275

Oil Refining & Marketing – 0.9%

Citgo Petroleum Corp., 11.50%, 7/1/17 (1)	24,831	28,463

PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20 (1)	22,900	25,190
		53,653

Packaging & Containers – 1.6%

Exopack Holding Corp., 10.00%, 6/1/18	30,735	30,581

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.00%, 4/15/19	29,784	31,497

Tekni-Plex, Inc., 9.75%, 6/1/19 (1)	29,725	32,846
		94,924

Pharmaceuticals – 1.7%

Alvogen Pharma US, Inc., 10.50%, 3/15/19 (1)(4)	14,375	10,092

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2% – continued

Pharmaceuticals – 1.7% – continued

Jaguar Holding Co. I, 9.38%, 10/15/17 (1)	$26,891	$28,874

JPR Royalty Sub LLC, 14.00%, 9/1/20 (1)(4)(5)	8,000	4,356

Sky Growth Acquisition Corp., 7.38%, 10/15/20 (1)	24,378	25,780

Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	28,000	29,925
		99,027

Pipelines – 4.1%

Access Midstream Partners L.P./ACMP Finance Corp., 6.13%, 7/15/22	25,598	27,454

Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 6.63%, 10/1/20 (1)	29,995	31,270

Crosstex Energy L.P./Crosstex Energy Finance Corp., 7.13%, 6/1/22 (1)	33,820	35,849

Energy Transfer Equity L.P., 7.50%, 10/15/20	27,235	31,388

Genesis Energy L.P./Genesis Energy Finance Corp., 5.75%, 2/15/21 (1)	11,100	11,461

Inergy Midstream L.P./NRGM Finance Corp., 6.00%, 12/15/20 (1)	32,630	33,935

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 8.88%, 4/1/18	27,830	29,917
7.25%, 2/15/21 (1)	11,100	11,211

Rockies Express Pipeline LLC, 6.00%, 1/15/19 (1)	27,925	27,367
		239,852

Real Estate Investment Trusts – 1.7%

EPR Properties, 7.75%, 7/15/20	24,550	29,356
5.75%, 8/15/22	14,175	15,478

Felcor Lodging L.P., 5.63%, 3/1/23 (1)	30,285	30,853

RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, 4/15/21 (1)(4)	6,925	6,925

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2% – continued

Real Estate Investment Trusts – 1.7% – continued

Senior Housing Properties Trust, 6.75%, 12/15/21	$14,980	$17,314
		99,926

Retail – 8.0%

99 Cents Only Stores, 11.00%, 12/15/19	30,902	35,460

Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.00%, 2/15/18 (1)	29,900	30,349

Carrols Restaurant Group, Inc., 11.25%, 5/15/18	28,875	32,521

Fiesta Restaurant Group, Inc., 8.88%, 8/15/16	22,922	24,870

Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19 (1)	23,095	24,250

Jo-Ann Stores, Inc., 8.13%, 3/15/19 (1)	19,715	20,602

Landry’s Holdings II, Inc., 10.25%, 1/1/18 (1)(4)	15,200	15,922

Landry’s, Inc., 9.38%, 5/1/20 (1)	15,900	17,132

New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (1)	30,325	31,386

NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.50%, 1/15/20	29,650	34,542

Pantry (The), Inc., 8.38%, 8/1/20 (1)	34,095	36,567

Party City Holdings, Inc., 8.88%, 8/1/20 (1)	33,125	36,355

Penske Automotive Group, Inc., 5.75%, 10/1/22 (1)	28,290	29,492

Petco Holdings, Inc., 8.50%, 10/15/17 (1)	30,925	31,892

Rite Aid Corp., 9.25%, 3/15/20	33,533	37,850

Sonic Automotive, Inc., 7.00%, 7/15/22	27,538	30,395
		469,585

Software – 2.5%

Epicor Software Corp., 8.63%, 5/1/19	28,936	31,323

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2% – continued

Software – 2.5% – continued

First Data Corp., 7.38%, 6/15/19 (1)	$27,700	$29,466

Infor US, Inc., 11.50%, 7/15/18	24,657	28,972

Nuance Communications, Inc., 5.38%, 8/15/20 (1)	20,500	20,756

Sophia L.P./Sophia Finance, Inc., 9.75%, 1/15/19 (1)	30,681	34,210
		144,727

Telecommunications – 6.1%

Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 (1)	36,330	39,191

CPI International, Inc., 8.00%, 2/15/18	18,175	18,902

Crown Castle International Corp., 5.25%, 1/15/23	22,775	23,173

EarthLink, Inc., 8.88%, 5/15/19	34,300	34,643

Frontier Communications Corp., 9.00%, 8/15/31	40,290	41,599

GCI, Inc., 8.63%, 11/15/19	34,605	36,508

Level 3 Financing, Inc., 8.13%, 7/1/19	11,441	12,585
8.63%, 7/15/20	18,950	21,129

Qwest Capital Funding, Inc., 7.75%, 2/15/31	38,290	38,584

SBA Communications Corp., 5.63%, 10/1/19 (1)	15,925	16,383

SBA Telecommunications, Inc., 5.75%, 7/15/20 (1)	13,247	13,777

Sprint Nextel Corp., 9.00%, 11/15/18 (1)	20,875	25,807

West Corp., 8.63%, 10/1/18	27,385	29,713

Windstream Corp., 6.38%, 8/1/23 (1)	8,725	8,660
		360,654

Transportation – 1.5%
Florida East Coast Holdings Corp., 10.50%, 8/1/17	13,231	13,794

Florida East Coast Railway Corp., 8.13%, 2/1/17	15,920	17,074

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 79.2% – continued

Transportation – 1.5% – continued
Kenan Advantage Group (The), Inc., 8.38%, 12/15/18 (1)	$28,925	$30,371

Quality Distribution LLC/QD Capital Corp., 9.88%, 11/1/18	26,290	28,919
		90,158

Trucking & Leasing – 0.4%

Air Lease Corp., 7.38%, 1/30/19 (1)(4)	22,289	24,072
Total Corporate Bonds
(Cost $4,459,008)		4,660,575

FOREIGN ISSUER BONDS – 15.9%

Aerospace/Defense – 0.5%

Bombardier, Inc., 7.45%, 5/1/34 (1)	28,691	29,408

Aluminum – 0.6%

Novelis, Inc., 8.75%, 12/15/20	29,029	32,730

Banks – 0.9%

Barclays Bank PLC, 7.63%, 11/21/22	26,375	26,012

Royal Bank of Scotland Group PLC, 7.64%, 3/29/49	33,350	29,682
		55,694

Chemicals – 0.5%

Ineos Finance PLC, 8.38%, 2/15/19 (1)	9,150	10,122

7.50%, 5/1/20 (1)	17,350	18,890
		29,012

Commercial Services – 0.4%

Nord Anglia Education UK Holdings PLC, 10.25%, 4/1/17 (1)	9,275	10,365

Nord Anglia Education, Inc., 8.50%, 2/15/18 (1)	13,875	14,014
		24,379

Computers – 0.6%

MMI International Ltd., 8.00%, 3/1/17 (1)	32,455	33,266

Food – 0.5%

ESAL GmbH, 6.25%, 2/5/23 (1)	8,725	8,768

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 15.9% – continued

Food – 0.5% – continued

JBS Finance II Ltd., 8.25%, 1/29/18 (1)	$17,075	$18,697
		27,465

Iron/Steel – 0.3%

Ferrexpo Finance PLC, 7.88%, 4/7/16 (1)	15,100	15,062

Leisure Time – 0.4%

NCL Corp. Ltd., 5.00%, 2/15/18 (1)	21,275	21,674

Lodging – 0.4%

MCE Finance Ltd., 5.00%, 2/15/21 (1)	22,675	22,902

Media – 0.7%

Nara Cable Funding Ltd., 8.88%, 12/1/18 (1)	41,090	43,042

Mining – 1.0%

New Gold, Inc., 6.25%, 11/15/22 (1)	27,550	28,859

Vedanta Resources PLC, 9.50%, 7/18/18 (1)	27,150	31,765
		60,624

Oil & Gas – 1.3%

Gazprom OAO Via Gaz Capital S.A., 4.95%, 2/6/28 (1)	23,150	22,803

Kodiak Oil & Gas Corp., 8.13%, 12/1/19	23,900	27,007

PetroBakken Energy Ltd., 8.63%, 2/1/20 (1)	29,000	29,580
		79,390

Oil & Gas Services – 1.1%

Offshore Group Investment Ltd., 7.50%, 11/1/19 (1)	18,275	19,372

7.13%, 4/1/23 (1)	13,875	14,187

Seadrill Ltd., 5.63%, 9/15/17 (1)	30,825	31,133
		64,692

Telecommunications – 4.2%

Columbus International, Inc., 11.50%, 11/20/14 (1)	24,065	26,833

Digicel Group Ltd., 8.25%, 9/30/20 (1)	32,890	34,863

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 15.9% – continued

Telecommunications – 4.2% – continued

Eileme 1 AB, 14.25%, 8/15/20 (1)	$23,483	$25,773

Eileme 2 AB, 11.63%, 1/31/20 (1)	12,375	14,417

Intelsat Luxembourg S.A., 6.75%, 6/1/18 (1)(3)(4)	10,625	10,944

7.75%, 6/1/21 (1)(3)	25,900	26,353

Sable International Finance Ltd., 8.75%, 2/1/20 (1)	34,928	39,469

Telemovil Finance Co. Ltd., 8.00%, 10/1/17 (1)	27,450	29,783

Wind Acquisition Finance S.A., 11.75%, 7/15/17 (1)	36,690	38,891
		247,326

Transportation – 1.0%

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.63%, 11/1/17	25,755	25,610

Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 9.25%, 4/15/19	23,125	24,859

9.25%, 4/15/19 (1)(4)	9,275	9,971
		60,440

Trucking & Leasing – 1.5%

AerCap Aviation Solutions B.V., 6.38%, 5/30/17	31,980	34,338

Aircastle Ltd., 6.25%, 12/1/19	21,650	23,653

AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (1)	27,630	29,150
		87,141
Total Foreign Issuer Bonds
(Cost $883,899)		934,247

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.9%

Banks – 0.4%

Santander Finance Preferred S.A.U.	1,000,100	$27,263

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.9% – continued

Diversified Financial Services – 0.5%

GMAC Capital Trust I	1,090,850	$29,671
Total Preferred Stocks
(Cost $54,368)		56,934

INVESTMENT COMPANIES – 3.6%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (6)(7)	212,613,468	212,614
Total Investment Companies
(Cost $212,614)		212,614

Total Investments – 99.6%
(Cost $5,609,889)		5,864,370

Other Assets less Liabilities – 0.4%		21,200
NET ASSETS – 100.0%		$5,885,570

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or in accordance with procedures established by the Trustees of Northern Funds.
(2)	Security is payment in-kind bond.
(3)	When-Issued Security.
(4)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $62,796,000 or 1.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Air Lease Corp., 7.38%, 1/30/19	1/20/12	$21,691

Alvogen Pharma US, Inc., 10.50%, 3/15/19	3/13/12	14,375

JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	8,000

Sterling Entertainment Enterprises LLC, 9.75%, 12/15/19	12/28/12	23,800

(5)	Security made partial interest payment during the year.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(7)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $202,798,000 with net purchases of approximately $9,816,000 during the fiscal year ended March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

Percentages shown are based on Net Assets. The classifications shown on the schedule of investments and in the tables herein are unaudited.

At March 31, 2013, the quality distribution (unaudited) for High Yield Fixed Income Fund was:

QUALITY DISTRIBUTION*	% OF LONG TERM INVESTMENTS
BBB	1.9%
BB	20.8
B	42.5
CCC	28.0
Not rated	3.2
Cash Equivalents	3.6

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the High Yield Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds
Media	$ –		$382,525		$24,276	$406,801
Pharmaceuticals	–		84,579		14,448	99,027
All Other Industries	–		4,154,747	(1)	–	4,154,747
Foreign Issuer Bonds	–		934,247	(1)	–	934,247
Preferred Stocks	56,934	(1)	–		–	56,934
Investment Companies	212,614		–		–	212,614
Total Investments	$269,548		$5,556,098		$38,724	$5,864,370

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/12 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s) (1)	TRANSFERS OUT OF LEVEL 3 (000s) (1)(2)	BALANCE AS OF 3/31/13 (000s)

Corporate Bonds

Diversified Financial Services	$24,480	$41	$–	$1,262	$–	$–	$(1,711)	$–	$(24,072)	$–

Media (3)	–	–	–	$476	–	23,800	–	–	–	24,276

Pharmaceuticals	22,375	–	–	–	(7,927)	–	–	–	–	14,448

Foreign Issuer Bonds

Media	14,319	–	(3,466)	2,020	–	–	(12,873)	–	–	–

Total	$61,174	$41	$(3,466)	$3,758	$(7,927)	$23,800	$(14,584)	$–	$(24,072)	$38,724

(1)	The value of Transfers Into and Out of Level 3 are measured using the fair value as of the end of the year ended March 31, 2013.
(2)	Transferred out of Level 3 due to securities having evaluated prices based on observable inputs from pricing vendor.
(3)	Security was valued using a price from third party provider.

The Fund valued certain securities using prices provided by NTGI PVC or a price from a third party provider. The amount of change in net unrealized appreciation (depreciation) on investments in Level 3 securities still held at March 31, 2013 was approximately $(7,451), which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

	FAIR VALUE AT 3/31/13 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Corporate Bond	$4,356	Liquidity discount	Discount for lack of marketability

Corporate Bond	$10,092	Liquidity discount	Discount for lack of marketability

A discount was applied to the position due to lack of marketability. Changes in the marketability of the position could result in a change to the applied discount and result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND(A)

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 6.5%

Automobile – 0.5%

Fifth Third Auto Trust, Series 2013-A, Class A3, 0.61%, 9/15/17	$650	$650

Honda Auto Receivables Owner Trust, Series 2012-1, Class A3, 0.77%, 1/15/16	260	260

Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3, 0.73%, 5/16/16	720	723
		1,633

Commercial Mortgage-Backed Securities – 5.4%

Banc of America Commercial Mortgage Trust, Series 2006-4, Class A2, 5.52%, 7/10/46	238	239

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A2, 5.32%, 9/10/47	1,021	1,021

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	1,005	1,129

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class A4, 4.94%, 11/10/41	1,407	1,477

Bear Stearns Commercial Mortgage Securities Trust, Series 2003-PWR2, Class A4, 5.19%, 5/11/39	869	878

Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR3, Class A4, 4.72%, 2/11/41	550	560

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class A4, 5.41%, 12/11/40	1,475	1,624

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR8, Class A4, 4.67%, 6/11/41	560	598

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A2, 4.74%, 9/11/42	191	194

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 6.5% – continued

Commercial Mortgage-Backed Securities – 5.4% – continued

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.54%, 10/12/41	$1,695	$1,927

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	1,635	1,843

GE Capital Commercial Mortgage Corp., Series 2005-C2, Class A4, 4.98%, 5/10/43	2,250	2,416

JP Morgan Chase Commercial Mortgage Pass-Through Certificates, Series 2005-LDP1, Class A2, 4.63%, 3/15/46	151	153

LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4, 5.12%, 11/15/32	474	479

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	48	48

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	14	14

Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	2,010	2,269
		16,869

Credit Card – 0.2%

Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 8/15/17	559	562

Utilities - 0.4%

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 2/15/16	643	653

CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A1, 0.90%, 4/15/18	583	587
		1,240
Total Asset-Backed Securities
(Cost $20,307)		20,304

CORPORATE BONDS – 43.0%

Aerospace/Defense – 0.4%

Northrop Grumman Corp., 3.70%, 8/1/14	335	348

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Aerospace/Defense – 0.4% – continued

TransDigm, Inc., 5.50%, 10/15/20 (1)(2)	$350	$365

United Technologies Corp., 1.20%, 6/1/15	510	517
		1,230

Agriculture – 0.6%

Lorillard Tobacco Co., 8.13%, 6/23/19	490	624

Philip Morris International, Inc., 2.50%, 5/16/16	460	484

Reynolds American, Inc., 1.05%, 10/30/15	800	800
		1,908

Auto Manufacturers – 0.6%

Daimler Finance N.A. LLC, 1.25%, 1/11/16 (2)	570	572

Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	400	426
1.00%, 3/15/16 (2)	1,000	999
		1,997

Auto Parts & Equipment – 0.2%

Dana Holding Corp., 6.75%, 2/15/21	150	164

Delphi Corp., 5.88%, 5/15/19	225	243

Johnson Controls, Inc., 1.75%, 3/1/14	345	349
		756

Banks – 8.3%

Ally Financial, Inc., 3.13%, 1/15/16	1,000	1,013

Bank of America Corp., 1.86%, 7/11/14	525	532
3.70%, 9/1/15	1,255	1,323
1.50%, 10/9/15	190	191
1.10%, 3/22/16	1,245	1,240
3.88%, 3/22/17	965	1,038

Capital One Financial Corp., 2.13%, 7/15/14	575	584
2.15%, 3/23/15	265	270
1.00%, 11/6/15	330	329

Citigroup, Inc., 2.65%, 3/2/15	1,065	1,094

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Banks – 8.3% – continued
1.25%, 1/15/16	$360	$360
1.07%, 4/1/16	1,110	1,111
6.00%, 8/15/17	1,280	1,494

Discover Bank, 2.00%, 2/21/18	415	416

Fifth Third Bank, 0.90%, 2/26/16	645	644

Goldman Sachs Group (The), Inc., 6.00%, 5/1/14	310	327
3.30%, 5/3/15	985	1,027
1.60%, 11/23/15	395	399
3.63%, 2/7/16	1,025	1,089
2.38%, 1/22/18	910	922

HSBC USA, Inc., 2.38%, 2/13/15	360	370

JPMorgan Chase & Co., 4.88%, 3/15/14	250	260
1.10%, 10/15/15	1,105	1,107
3.15%, 7/5/16	1,445	1,532
7.90%, 4/29/49	370	425

JPMorgan Chase Bank N.A., 6.00%, 10/1/17	675	795

Morgan Stanley, 4.00%, 7/24/15	225	237
3.45%, 11/2/15	725	760
1.75%, 2/25/16	1,055	1,063
4.75%, 3/22/17	695	767

PNC Bank N.A., 0.80%, 1/28/16	520	520

PNC Funding Corp., 2.70%, 9/19/16	380	400

U.S. Bancorp, 2.45%, 7/27/15	500	521

Wells Fargo & Co., 1.50%, 7/1/15	1,085	1,103
7.98%, 3/29/49	370	427
		25,690

Beverages – 1.1%

Anheuser-Busch InBev Finance, Inc., 0.80%, 1/15/16	435	435

Anheuser-Busch InBev Worldwide, Inc., 2.88%, 2/15/16	270	286
1.38%, 7/15/17	375	378

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND(A) continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Beverages – 1.1% – continued

Coca-Cola (The) Co., 0.75%, 3/13/15	$370	$372

Molson Coors Brewing Co., 2.00%, 5/1/17	260	266

PepsiCo, Inc., 0.75%, 3/5/15	430	432

0.70%, 2/26/16	610	610

SABMiller Holdings, Inc., 1.85%, 1/15/15 (2)	455	462
		3,241

Biotechnology – 0.4%

Celgene Corp., 1.90%, 8/15/17	450	457

Genzyme Corp., 3.63%, 6/15/15	270	288

Gilead Sciences, Inc., 2.40%, 12/1/14	335	344

3.05%, 12/1/16	90	96
		1,185

Chemicals – 1.5%

Airgas, Inc., 2.95%, 6/15/16	815	858

Ashland, Inc., 3.00%, 3/15/16 (1)(2)	1,500	1,523

Cabot Corp., 2.55%, 1/15/18	205	211

Dow Chemical (The) Co., 2.50%, 2/15/16	550	572

Eastman Chemical Co., 2.40%, 6/1/17	325	337

Ecolab, Inc., 2.38%, 12/8/14	1,000	1,027
		4,528

Commercial Services – 1.0%

ERAC USA Finance LLC, 2.25%, 1/10/14 (2)	1,073	1,086

Hertz (The) Corp., 7.50%, 10/15/18	600	662

5.88%, 10/15/20	250	264

United Rentals N.A., Inc., 5.75%, 7/15/18	500	542

7.63%, 4/15/22	495	553
		3,107

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Computers – 0.5%

Hewlett-Packard Co., 2.63%, 12/9/14	$450	$461

2.60%, 9/15/17	270	272

NetApp, Inc., 2.00%, 12/15/17	805	810
		1,543

Cosmetics/Personal Care – 0.3%

Avon Products, Inc., 2.38%, 3/15/16	1,000	1,013

Diversified Financial Services – 5.8%

American Express Credit Corp., 2.80%, 9/19/16	1,250	1,324

American Honda Finance Corp., 1.60%, 2/16/18 (1)(2)	505	511

BlackRock, Inc., 3.50%, 12/10/14	930	977

1.38%, 6/1/15	165	168

Boeing Capital Corp., 2.13%, 8/15/16	320	333

Caterpillar Financial Services Corp., 0.70%, 11/6/15	525	525

0.70%, 2/26/16	595	595

Charles Schwab (The) Corp., 0.85%, 12/4/15	555	557

Ford Motor Credit Co. LLC, 3.88%, 1/15/15	600	624

7.00%, 4/15/15	680	750

3.00%, 6/12/17	300	308

Franklin Resources, Inc., 3.13%, 5/20/15	750	788

1.38%, 9/15/17	305	306

General Electric Capital Corp., 2.25%, 11/9/15	2,660	2,751

3.35%, 10/17/16	1,515	1,627

General Motors Financial Co., Inc., 4.75%, 8/15/17 (1)(2)	400	417

Hyundai Capital America, 1.63%, 10/2/15 (2)	755	760

International Lease Finance Corp., 3.88%, 4/15/18	1,000	997

John Deere Capital Corp., 1.25%, 12/2/14	180	182

0.88%, 4/17/15	330	332

0.75%, 1/22/16	855	858

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Diversified Financial Services – 5.8% – continued

PACCAR Financial Corp., 0.80%, 2/8/16	$265	$265

SLM Corp., 3.88%, 9/10/15	160	167

6.00%, 1/25/17	290	315

TD Ameritrade Holding Corp., 4.15%, 12/1/14	700	738

Toyota Motor Credit Corp., 2.00%, 9/15/16	745	771
		17,946

Electric – 0.8%

CMS Energy Corp., 2.75%, 5/15/14	295	300

Commonwealth Edison Co., 1.63%, 1/15/14	325	328

Exelon Generation Co. LLC, 6.20%, 10/1/17	480	563

Florida Power Corp., 5.65%, 6/15/18	200	240

Georgia Power Co., 0.63%, 11/15/15	420	420

NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	605	609
		2,460

Electronics – 0.4%

Agilent Technologies, Inc., 5.50%, 9/14/15	730	807

Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	470	474
		1,281

Environmental Control – 0.2%

Clean Harbors, Inc., 5.25%, 8/1/20	725	749

Food – 1.0%

ConAgra Foods, Inc., 1.35%, 9/10/15	595	600

1.30%, 1/25/16	670	675

General Mills, Inc., 0.88%, 1/29/16	575	577

Hershey (The) Co., 1.50%, 11/1/16	300	308

Kellogg Co., 1.13%, 5/15/15	560	565

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Food – 1.0% – continued

Sysco Corp., 0.55%, 6/12/15	$430	$430
		3,155

Forest Products & Paper – 0.2%

International Paper Co., 7.95%, 6/15/18	485	624

Gas – 0.1%

CenterPoint Energy, Inc., 6.50%, 5/1/18	260	318

Healthcare – Products – 0.6%

Medtronic, Inc., 1.38%, 4/1/18	310	310

Stryker Corp., 2.00%, 9/30/16	735	763

Zimmer Holdings, Inc., 1.40%, 11/30/14	625	629
		1,702

Healthcare – Services – 0.6%

Aetna, Inc., 1.75%, 5/15/17	200	204

Cigna Corp., 2.75%, 11/15/16	580	612

UnitedHealth Group, Inc., 0.85%, 10/15/15	410	411

WellPoint, Inc., 1.25%, 9/10/15	575	580
		1,807

Home Builders – 0.2%

Lennar Corp., 4.13%, 12/1/18 (1)(2)	750	748

Household Products/Wares – 0.2%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20	665	677

Insurance – 0.7%

American International Group, Inc., 3.00%, 3/20/15	345	358

2.38%, 8/24/15	145	149

Berkshire Hathaway, Inc., 0.80%, 2/11/16	505	508

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND(A) continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Insurance – 0.7% – continued

ING US, Inc., 2.90%, 2/15/18 (1)(2)	$360	$365

Metropolitan Life Global Funding I, 2.50%, 9/29/15 (1)(2)	450	468

Prudential Financial, Inc., 3.00%, 5/12/16	145	153
		2,001

Internet – 0.7%

Amazon.com, Inc., 0.65%, 11/27/15	600	599

Equinix, Inc., 4.88%, 4/1/20	500	504

Symantec Corp., 2.75%, 9/15/15	1,065	1,102
		2,205

Iron/Steel – 0.1%

Steel Dynamics, Inc., 6.13%, 8/15/19 (2)	160	173

Lodging – 0.3%

Wyndham Worldwide Corp., 2.50%, 3/1/18	1,000	1,006

Machinery - Diversified – 0.2%

Case New Holland, Inc., 7.75%, 9/1/13	500	512

Media – 3.7%

CBS Corp., 1.95%, 7/1/17	335	341

CC Holdings GS V LLC, 2.38%, 12/15/17 (1)(2)	145	146

Comcast Corp., 4.95%, 6/15/16	1,060	1,194

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 2.40%, 3/15/17	1,080	1,108
1.75%, 1/15/18	490	484

McClatchy (The) Co., 9.00%, 12/15/22 (2)	375	407

NBCUniversal Enterprise, Inc., 0.82%, 4/15/16 (1)(2)	1,300	1,299

NBCUniversal Media LLC, 2.10%, 4/1/14	165	167
3.65%, 4/30/15	1,060	1,123

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Media – 3.7% – continued

News America, Inc., 5.30%, 12/15/14	$1,105	$1,189

Starz LLC/Starz Finance Corp., 5.00%, 9/15/19	500	515

Time Warner Cable, Inc., 3.50%, 2/1/15	1,215	1,270

Time Warner, Inc., 3.15%, 7/15/15	800	842

Univision Communications, Inc., 6.88%, 5/15/19 (1)(2)	425	455

Viacom, Inc., 2.50%, 12/15/16	575	599

Walt Disney (The) Co., 0.45%, 12/1/15	390	390
		11,529

Metal Fabricate/Hardware – 0.4%

Precision Castparts Corp., 0.70%, 12/20/15	1,250	1,252

Mining – 0.3%

Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	215	217
2.38%, 3/15/18 (1)(2)	845	848
		1,065

Miscellaneous Manufacturing – 0.4%

Eaton Corp., 1.50%, 11/2/17 (1)(2)	555	557

General Electric Co., 0.85%, 10/9/15	550	552
5.25%, 12/6/17	200	234
		1,343

Office/Business Equipment – 0.2%

Xerox Corp., 4.25%, 2/15/15	580	611

Oil & Gas – 2.5%

Anadarko Petroleum Corp., 5.75%, 6/15/14	695	734
6.38%, 9/15/17	300	358

Atwood Oceanics, Inc., 6.50%, 2/1/20	250	272

Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19 (2)	600	618

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Oil & Gas – 2.5% – continued

Continental Resources, Inc., 5.00%, 9/15/22	$595	$632

Devon Energy Corp., 1.88%, 5/15/17	775	783

Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 (1)(2)	250	256

Marathon Oil Corp., 0.90%, 11/1/15	690	688

Murphy Oil Corp., 2.50%, 12/1/17	560	562

Newfield Exploration Co., 6.88%, 2/1/20	300	322

Phillips 66, 2.95%, 5/1/17	390	413

Plains Exploration & Production Co., 7.63%, 6/1/18	200	209

Range Resources Corp., 6.75%, 8/1/20	900	990

Tesoro Corp., 4.25%, 10/1/17	250	261

Western Refining, Inc., 6.25%, 4/1/21 (1)(2)	550	562
		7,660

Oil & Gas Services – 0.2%

Cameron International Corp., 1.60%, 4/30/15	585	590

Packaging & Containers – 0.3%

Ball Corp., 5.75%, 5/15/21	500	540

Graphic Packaging International, Inc., 4.75%, 4/15/21	500	506
		1,046

Pharmaceuticals – 1.9%

AbbVie, Inc., 1.20%, 11/6/15 (2)	980	988

Cardinal Health, Inc., 1.90%, 6/15/17	310	315
1.70%, 3/15/18	205	204

Express Scripts Holding Co., 2.10%, 2/12/15	820	838
3.13%, 5/15/16	500	528

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Pharmaceuticals – 1.9% – continued

GlaxoSmithKline Capital, Inc., 0.70%, 3/18/16	$1,075	$1,075

McKesson Corp., 0.95%, 12/4/15	355	356
5.70%, 3/1/17	190	222

Medco Health Solutions, Inc., 2.75%, 9/15/15	170	177

Mylan, Inc., 7.63%, 7/15/17 (2)	300	334

Zoetis, Inc., 1.15%, 2/1/16 (2)	830	832
		5,869

Pipelines – 0.7%

Enterprise Products Operating LLC, 3.70%, 6/1/15	350	370
1.25%, 8/13/15	375	378

Kinder Morgan Energy Partners L.P., 6.00%, 2/1/17	110	128

Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (1)(2)	250	277

Plains All American Pipeline L.P./PAA Finance Corp., 5.63%, 12/15/13	280	290

Williams Partners L.P., 3.80%, 2/15/15	670	705
		2,148

Real Estate Investment Trusts – 1.1%

Health Care REIT, Inc., 5.88%, 5/15/15	1,215	1,332

Host Hotels & Resorts L.P., 5.88%, 6/15/19	350	385

Realty Income Corp., 2.00%, 1/31/18	210	211

Simon Property Group L.P., 2.80%, 1/30/17	1,040	1,096

Ventas Realty L.P./Ventas Capital Corp., 2.00%, 2/15/18	350	352
		3,376

Retail – 1.1%

Costco Wholesale Corp., 0.65%, 12/7/15	420	421

CVS Caremark Corp., 5.75%, 6/1/17	1,000	1,182

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND(A) continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Retail – 1.1% – continued

Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	$1,000	$1,162

Walgreen Co., 1.00%, 3/13/15	595	596
		3,361

Semiconductors – 0.5%

Intel Corp., 1.35%, 12/15/17	555	557

Samsung Electronics America, Inc., 1.75%, 4/10/17 (1)(2)	530	537

Texas Instruments, Inc., 0.45%, 8/3/15	455	454
		1,548

Software – 0.5%

Autodesk, Inc., 1.95%, 12/15/17	335	332

Fidelity National Information Services, Inc., 7.88%, 7/15/20	1,000	1,128

Oracle Corp., 1.20%, 10/15/17	200	200
		1,660

Telecommunications – 2.0%

AT&T, Inc., 0.80%, 12/1/15	720	719
2.40%, 8/15/16	660	688

Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	355	369

CenturyLink, Inc., 6.00%, 4/1/17	1,000	1,083

Cisco Systems, Inc., 1.63%, 3/14/14	320	324

Frontier Communications Corp., 8.25%, 4/15/17	650	760

Juniper Networks, Inc., 3.10%, 3/15/16	500	524

Lynx I Corp., 5.38%, 4/15/21 (1)(2)	475	494

Verizon Communications, Inc., 0.70%, 11/2/15	600	597
2.00%, 11/1/16	325	335

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.0% – continued

Telecommunications – 2.0% – continued

Windstream Corp., 8.13%, 8/1/13	$340	$347
		6,240

Transportation – 0.2%

Ryder System, Inc., 3.15%, 3/2/15	585	607
Total Corporate Bonds
(Cost $131,911)		133,467

FOREIGN ISSUER BONDS – 9.7%

Auto Manufacturers – 0.1%

Volkswagen International Finance N.V., 1.63%, 3/22/15 (2)	465	471

Banks – 3.4%

Abbey National Treasury Services PLC, 2.88%, 4/25/14	575	585

ANZ New Zealand Int’l Ltd., 1.13%, 3/24/16 (1)(2)	655	656

Australia & New Zealand Banking Group Ltd., 0.90%, 2/12/16	540	542

Bank of Montreal, 0.80%, 11/6/15	410	409

Bank of Nova Scotia, 0.95%, 3/15/16	1,225	1,232

Canadian Imperial Bank of Commerce, 0.90%, 10/1/15	430	431

Commonwealth Bank of Australia, 1.95%, 3/16/15	725	742

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., 0.76%, 3/18/16	1,236	1,235

ING Bank N.V., 2.00%, 10/18/13 (1)(2)	855	861

National Australia Bank Ltd., 1.60%, 8/7/15	235	239

National Bank of Canada, 1.50%, 6/26/15	340	345

Royal Bank of Canada, 0.80%, 10/30/15	390	391
0.63%, 12/4/15	395	395
0.85%, 3/8/16	1,215	1,215
1.20%, 9/19/17	570	572

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.7% – continued

Banks – 3.4% – continued

Sumitomo Mitsui Banking Corp., 0.90%, 1/18/16	$255	$254

Toronto-Dominion Bank (The), 1.38%, 7/14/14	325	328

Westpac Banking Corp., 3.00%, 12/9/15	190	201
		10,633

Beverages – 0.6%

Heineken N.V., 0.80%, 10/1/15 (2)	765	765

Pernod-Ricard S.A., 2.95%, 1/15/17 (1)(2)	560	588

SABMiller PLC, 6.50%, 7/1/16 (1)(2)	320	371
		1,724

Chemicals – 0.2%

Potash Corp. of Saskatchewan, Inc., 3.75%, 9/30/15	460	491

Computers – 0.1%

Seagate HDD Cayman, 6.88%, 5/1/20	375	403

Diversified Financial Services – 0.2%

Macquarie Group Ltd., 7.30%, 8/1/14 (1)(2)	470	504

Forest Products & Paper – 0.3%

Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (2)	1,000	1,020

Healthcare – Products – 0.2%

Covidien International Finance S.A., 1.35%, 5/29/15	525	533

Leisure Time – 0.4%

Carnival Corp., 1.20%, 2/5/16	505	506

Royal Caribbean Cruises Ltd., 6.88%, 12/1/13	685	707
		1,213

Mining – 0.6%

Anglo American Capital PLC, 2.63%, 9/27/17 (1)(2)	200	203

Rio Tinto Finance USA PLC, 2.00%, 3/22/17	475	486

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.7% – continued

Mining – 0.6% – continued
1.63%, 8/21/17	$610	$615

Xstrata Finance Canada Ltd., 1.80%, 10/23/15 (2)	615	622
		1,926

Miscellaneous Manufacturing – 0.6%

Bombardier, Inc., 4.25%, 1/15/16 (1)(2)	1,000	1,038

Pentair Finance S.A., 1.88%, 9/15/17 (1)(2)	180	180

Tyco Electronics Group S.A., 6.55%, 10/1/17	660	789
		2,007

Oil & Gas – 1.7%

BP Capital Markets PLC, 0.70%, 11/6/15	415	414
2.25%, 11/1/16	675	702

Canadian Natural Resources Ltd., 5.70%, 5/15/17	375	438

Cenovus Energy, Inc., 4.50%, 9/15/14	335	353

Ensco PLC, 3.25%, 3/15/16	250	266

Noble Holding International Ltd., 2.50%, 3/15/17	735	756

Petrobras International Finance Co., 2.88%, 2/6/15	510	520

Shell International Finance B.V., 0.63%, 12/4/15	795	798

Statoil ASA, 1.80%, 11/23/16	290	300

Total Capital International S.A., 0.75%, 1/25/16	505	506

Transocean, Inc., 5.05%, 12/15/16	250	278
		5,331

Pharmaceuticals – 0.1%

GlaxoSmithKline Capital PLC, 0.75%, 5/8/15	300	301

Pipelines – 0.3%

TransCanada PipeLines Ltd., 0.88%, 3/2/15	485	487

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND(A) continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.7% – continued

Pipelines – 0.3% – continued
0.75%, 1/15/16	$410	$410
		897

Telecommunications – 0.8%

America Movil S.A.B. de C.V., 5.75%, 1/15/15	985	1,065

Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	300	330

Vodafone Group PLC, 4.15%, 6/10/14	435	453
0.90%, 2/19/16	640	638
		2,486

Transportation – 0.1%

Canadian National Railway Co., 1.45%, 12/15/16	265	270
Total Foreign Issuer Bonds
(Cost $29,818)		30,210

U.S. GOVERNMENT AGENCIES – 11.4% (3)

Fannie Mae – 7.2%

Pool #555649, 7.50%, 10/1/32	49	56

Pool #893082, 3.03%, 9/1/36	395	423

Pool #AB3114, 5.00%, 6/1/41	1,211	1,340

Pool #AD7061, 5.50%, 6/1/40	198	219

Pool #AI3471, 5.00%, 6/1/41	618	681

Pool #AK0501, 3.00%, 1/1/27	1,134	1,204

Pool #AO0315, 3.00%, 4/1/27	1,233	1,309

Pool #AO4482, 3.00%, 5/1/27	1,059	1,124

Pool TBA, 4.50%, 4/15/40 (4)	8,200	8,834
2.50%, 12/31/49 (4)	5,300	5,498
3.00%, 12/31/49 (4)	1,675	1,761
		22,449

Freddie Mac – 0.5%

Pool #1B3617, 3.01%, 10/1/37	283	304

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 11.4% (3) – continued

Freddie Mac – 0.5% – continued

Pool #848076, 5.47%, 6/1/38	$606	$655

Series 3730, Class PL, 4.50%, 1/15/33	519	526
		1,485

Freddie Mac Gold – 0.3%

Pool #A92650, 5.50%, 6/1/40	559	619

Pool #G13387, 5.00%, 4/1/23	403	433
		1,052

Government National Mortgage Association – 2.6%

Series 2011-49, Class A, 2.45%, 7/16/38	853	880

Series 2011-49, Class AB, 2.80%, 1/16/34	404	415

Series 2012-123, Class A, 1.04%, 7/16/46	2,975	2,967

Series 2012-2, Class A, 1.86%, 6/16/31	561	574

Series 2012-22, Class AB, 1.66%, 3/16/33	295	300

Series 2013-12, Class KA, 1.50%, 12/16/43	475	483

Series 2013-17, Class AF, 1.21%, 11/16/43	1,018	1,026

Series 2013-45, Class A, 1.45%, 10/16/40	1,250	1,266
		7,911

Government National Mortgage Association II – 0.8%

Pool #82581, 4.00%, 7/20/40	1,095	1,177

Pool #83021, 3.00%, 1/20/42	1,145	1,215
		2,392
Total U.S. Government Agencies
(Cost $35,039)		35,289

U.S. GOVERNMENT OBLIGATIONS – 25.4%

U.S. Treasury Bonds – 0.9%
11.25%, 2/15/15	2,410	2,905

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 25.4% – continued

U.S. Treasury Inflation Indexed Notes – 6.4%
2.00%, 1/15/14	$2,185	$2,813
1.25%, 4/15/14	2,495	2,804
1.63%, 1/15/15	3,285	4,224
0.13%, 4/15/16	8,930	9,893
		19,734

U.S. Treasury Notes – 18.1%
0.25%, 3/31/15	29,955	29,957
0.38%, 3/15/16	24,580	24,596
0.75%, 3/31/18	1,445	1,443
		55,996
Total U.S. Government Obligations
(Cost $78,431)		78,635

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 19.3%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (5)(6)	59,995,625	$59,996
Total Investment Companies
(Cost $59,996)		59,996

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.11%, 5/30/13 (7)	$800	$800
Total Short-Term Investments
(Cost $800)		800

Total Investments – 115.6%
(Cost $356,302)		358,701

Liabilities less Other Assets – (15.6)%		(48,530)
NET ASSETS – 100.0%		$310,171

(1)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $14,655,000 or 4.7% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

American Honda Finance Corp., 1.60%, 2/16/18	2/12/13	$505

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Anglo American Capital PLC, 2.63%, 9/27/17	9/20/12	$200

ANZ New Zealand Int’l Ltd., 1.13%, 3/24/16	3/20/13	655

Ashland, Inc., 3.00%, 3/15/16	2/21/13	1,500

Bombardier, Inc., 4.25%, 1/15/16	1/9/13	1,000

CC Holdings GS V LLC, 2.38%, 12/15/17	12/11/12	145

Eaton Corp., 1.50%, 11/2/17	11/14/12-12/19/12	556

Freeport-McMoRan Copper & Gold, Inc., 2.38%, 3/15/18	2/28/13	845

General Motors Financial Co., Inc., 4.75%, 8/15/17	8/13/12	400

ING Bank N.V., 2.00%, 10/18/13	10/13/10	853

ING US, Inc., 2.90%, 2/15/18	2/6/13	359

Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18	2/26/13	278

Lennar Corp., 4.13%, 12/1/18	1/30/13	750

Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19	2/26/13	256

Lynx I Corp., 5.38%, 4/15/21	2/7/13	475

Macquarie Group Ltd., 7.30%, 8/1/14	12/14/10-12/15/10	513

Metropolitan Life Global Funding I, 2.50%, 9/29/15	9/22/10	450

NBCUniversal Enterprise, Inc., 0.82%, 4/15/16	3/20/13	1,301

Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	398

Pentair Finance S.A., 1.88%, 9/15/17	9/10/12	180

Pernod-Ricard S.A., 2.95%, 1/15/17	1/10/12-4/18/12	562

SABMiller PLC, 6.50%, 7/1/16	12/20/12	378

Samsung Electronics America, Inc., 1.75%, 4/10/17	4/2/12-12/20/12	531

TransDigm, Inc., 5.50%, 10/15/20	10/10/12	350

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND(A) continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Univision Communications, Inc., 6.88%, 5/15/19	3/14/13	$458

Western Refining, Inc., 6.25%, 4/1/21	3/12/13	550

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.
(5)	At November 30, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $15,933,000 with net purchases of approximately $44,063,000 during the period ended March 31, 2013.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the credit quality distribution (unaudited) for the Short Bond Fund was:

QUALITY DISTRIBUTION*	% OF LONG TERM INVESTMENTS
U.S. Treasury	25.0%
U.S. Agency	7.0
AAA	5.6
AA	4.8
A	17.5
BBB	16.9
BB	4.7
B	1.5
Not rated	0.3
Cash Equivalents	16.7

Total	100.0%

*Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Portfolio will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2013, the Short Bond Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Five Year U.S. Treasury Note	(271)	$33,619	Short	6/13	$(65)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short Bond Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$ –		$20,304	(1)	$–	$20,304
Corporate Bonds	–		133,467	(1)	–	133,467
Foreign Issuer Bonds	–		30,210	(1)	–	30,210
U.S. Government Agencies	–		35,289	(1)	–	35,289
U.S. Government Obligations	–		78,635	(1)	–	78,635
Investment Companies	59,996		–		–	59,996
Short-Term Investments	–		800		–	800
Total Investments	$59,996		$298,705		$–	$358,701

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts		$(65)	$ –		$–	$(65)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

(A)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (1)

Fannie Mae – 25.8%

0.50%, 11/27/15	$19,040	$19,054

Pool #555649, 7.50%, 10/1/32	95	109

Pool #745148, 5.00%, 1/1/36	3,467	3,764

Pool #893082, 3.03%, 9/1/36	1,053	1,129

Pool #AH1166, 4.50%, 12/1/40	2,824	3,092

Pool TBA, 4.00%, 4/15/40 (2)	10,300	10,981

4.50%, 4/15/40 (2)	28,170	30,349

Series 2007– 26, Class C, 5.50%, 3/25/33	885	899
		69,377

Freddie Mac – 7.1%

3.00%, 7/28/14	50	52

1.25%, 5/12/17	10,705	10,940

Pool #1J0365, 3.01%, 4/1/37	696	741

Pool #1J2840, 3.02%, 9/1/37	1,457	1,563

Pool #1Q0323, 2.78%, 5/1/37	3,066	3,277

Pool #410092, 2.29%, 11/1/24	15	15

Series 3730, Class PL, 4.50%, 1/15/33	2,435	2,465
		19,053

Government National Mortgage Association – 7.8%

Series 2010-141, Class A, 1.86%, 8/16/31	191	193

Series 2011-31, Class A, 2.21%, 12/16/35	2,904	2,966

Series 2011-49, Class A, 2.45%, 7/16/38	2,813	2,904

Series 2011-49, Class AB, 2.80%, 1/16/34	2,135	2,191
Series 2012-123, Class A, 1.04%, 7/16/46	2,752	2,745

Series 2013-12, Class KA, 1.50%, 12/16/43	2,473	2,512

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (1) – continued

Government National Mortgage Association – 7.8% – continued

Series 2013-17, Class AF, 1.21%, 11/16/43	$2,621	$2,641

Series 2013-40, Class AB, 1.30%, 6/16/35	2,250	2,271

Series 2013-45, Class A, 1.45%, 10/16/40	2,570	2,604
		21,027

Government National Mortgage Association II – 1.6%

Pool #82581, 4.00%, 7/20/40	3,981	4,279
Total U.S. Government Agencies
(Cost $112,555)		113,736

U.S. GOVERNMENT OBLIGATIONS – 64.0%

U.S. Treasury Bonds – 2.1%

3.13%, 2/15/43	5,600	5,610

U.S. Treasury Inflation Indexed Notes – 6.0%

2.00%, 1/15/14	1,060	1,365

1.25%, 4/15/14	1,215	1,365

1.63%, 1/15/15	1,065	1,369

0.50%, 4/15/15	1,230	1,372

0.13%, 4/15/16	2,480	2,748

0.13%, 4/15/17	7,370	8,056
		16,275

U.S. Treasury Notes – 55.9%

0.25%, 3/31/15	27,200	27,202

0.38%, 3/15/16	67,390	67,432

0.75%, 3/31/18	27,570	27,536

2.00%, 2/15/23	27,575	27,924
		150,094
Total U.S. Government Obligations
(Cost $171,813)		171,979

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 28.0%

Northern Institutional Funds - U.S. Government Portfolio, 0.01% (3)(4)	75,146,378	$75,146
Total Investment Companies
(Cost $75,146)		75,146

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.5%

U.S. Treasury Bill, 0.11%, 5/30/13(5)	$4,000	$4,000
Total Short-Term Investments
(Cost $4,000)		4,000

Total Investments – 135.8%
(Cost $363,514)		364,861

Liabilities less Other Assets – (35.8)%		(96,264)
NET ASSETS – 100.0%		$268,597

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	When-Issued Security.
(3)	At March 31, 2012, the value of the Fund’s investment in the U.S. Government Portfolio of the Northern Institutional Funds was approximately $155,553,000 with net sales of approximately $80,407,000 during the fiscal year ended March 31, 2013.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Short-Intermediate U.S. Government Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
10-Year U.S. Treasury Note	(130)	$17,158	Short	6/13	$(88)
Ultra Long Term U.S. Treasury Bond	(40)	6,304	Short	6/13	(56)

Total					$(144)

At March 31, 2013, the quality distribution (unaudited) for the Short-Intermediate U.S. Government Fund was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
U.S. Treasury	55.2%
U.S. Agency	24.2
Cash Equivalents	20.6

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short-Intermediate U.S. Government Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies	$ –	$113,736	(1)	$–	$113,736
U.S. Government Obligations	–	171,979	(1)	–	171,979
Investment Companies	75,146	–		–	75,146
Short-Term Investments	–	4,000		–	4,000
Total Investments	$75,146	$289,715		$–	$364,861

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(144)	$ –		$–	$(144)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND continued	MARCH 31, 2013

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0%

Agriculture – 0.1%

Bunge Ltd. Finance Corp., 5.35%, 4/15/14	$2,000	$2,088

Auto Manufacturers – 1.7%

Daimler Finance N.A. LLC, 0.89%, 3/28/14 (1)	6,000	6,015
1.09%, 4/10/14 (1)	10,000	10,038
2.30%, 1/9/15 (1)	3,000	3,066

Nissan Motor Acceptance Corp., 1.00%, 3/15/16 (1)	20,000	19,981
		39,100

Auto Parts & Equipment – 0.1%

Johnson Controls, Inc., 4.88%, 9/15/13	2,670	2,722

Banks – 8.1%

Bank of America Corp., 1.72%, 1/30/14	6,100	6,153
1.86%, 7/11/14	5,000	5,071
1.25%, 1/11/16	7,000	6,971

Bank of New York Mellon (The) Corp., 4.30%, 5/15/14	9,000	9,389
0.51%, 3/4/16	6,500	6,498

Capital One Financial Corp., 2.13%, 7/15/14	2,000	2,031
2.15%, 3/23/15	4,100	4,184
0.94%, 11/6/15	9,500	9,559

Citigroup, Inc., 2.29%, 8/13/13	5,500	5,536
5.50%, 10/15/14	5,000	5,335
2.25%, 8/7/15	2,000	2,047

Fifth Third Bank, 0.90%, 2/26/16	21,000	20,974

Goldman Sachs Group (The), Inc., 5.25%, 10/15/13	1,000	1,025
6.00%, 5/1/14	5,000	5,270
1.29%, 11/21/14	2,800	2,814
1.60%, 11/23/15	10,000	10,092

HSBC USA, Inc., 2.38%, 2/13/15	2,000	2,058

JPMorgan Chase & Co., 1.65%, 9/30/13	3,500	3,522
1.10%, 1/24/14	4,200	4,225
0.96%, 10/15/15	15,500	15,582
1.13%, 2/26/16	20,000	20,040

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Banks – 8.1% – continued

Morgan Stanley, 1.90%, 1/24/14	$2,300	$2,319
1.75%, 2/25/16	14,245	14,356

Wells Fargo & Co., 1.25%, 2/13/15	6,000	6,069
1.20%, 6/26/15	10,500	10,637
		181,757

Beverages – 0.1%

SABMiller Holdings, Inc., 1.85%, 1/15/15 (1)	1,165	1,184

Chemicals – 0.3%

Airgas, Inc., 2.85%, 10/1/13	6,000	6,065

Commercial Services – 0.1%

ERAC USA Finance LLC, 2.75%, 7/1/13 (1)	2,000	2,011

Computers – 0.3%

Hewlett-Packard Co., 1.83%, 9/19/14	5,000	5,050
2.63%, 12/9/14	1,000	1,025
		6,075

Diversified Financial Services – 3.1%

American Express Credit Corp., 5.88%, 5/2/13	2,068	2,077
1.13%, 6/24/14	4,495	4,529
1.38%, 6/12/15	8,000	8,118

Caterpillar Financial Services Corp., 0.70%, 11/6/15	1,900	1,902
0.53%, 2/26/16	10,900	10,909

General Electric Capital Corp., 1.00%, 4/24/14	10,300	10,373
2.15%, 1/9/15	10,000	10,255

Hyundai Capital America, 1.63%, 10/2/15 (1)	6,000	6,041

John Deere Capital Corp., 0.75%, 1/22/16	6,000	6,018

Toyota Motor Credit Corp., 0.88%, 7/17/15	10,000	10,063
		70,285

Electric – 0.4%

Commonwealth Edison Co., 1.63%, 1/15/14	2,000	2,018

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Electric – 0.4% – continued

NextEra Energy Capital Holdings, Inc., 2.55%, 11/15/13	$3,000	$3,036
1.61%, 6/1/14	3,000	3,028
		8,082

Food – 0.5%

ConAgra Foods, Inc., 1.30%, 1/25/16	3,600	3,628

General Mills, Inc., 0.88%, 1/29/16	3,000	3,010

Kellogg Co., 1.13%, 5/15/15	2,000	2,019

Kraft Foods Group, Inc., 1.63%, 6/4/15	2,000	2,031
		10,688

Healthcare – Services – 0.0%

Quest Diagnostics, Inc., 1.13%, 3/24/14	1,000	1,005

Insurance – 0.7%

American International Group, Inc., 3.00%, 3/20/15	9,000	9,337

Berkshire Hathaway, Inc., 0.80%, 2/11/16	2,500	2,514

MetLife, Inc., 1.55%, 8/6/13	3,100	3,113
		14,964

Internet – 0.4%

Amazon.com, Inc., 0.65%, 11/27/15	8,900	8,889

Media – 0.2%

Time Warner Cable, Inc., 6.20%, 7/1/13	5,000	5,067

Miscellaneous Manufacturing – 0.1%

Eaton Corp., 0.95%, 11/2/15 (1)	3,000	3,014

Office/Business Equipment – 0.3%

Pitney Bowes, Inc., 3.88%, 6/15/13	2,500	2,513

Xerox Corp., 1.68%, 9/13/13	1,600	1,606
1.11%, 5/16/14	2,500	2,496
		6,615

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Oil & Gas – 0.4%

Marathon Oil Corp., 0.90%, 11/1/15	$10,000	$9,976

Pharmaceuticals – 0.8%

AbbVie, Inc., 1.20%, 11/6/15 (1)	17,000	17,132

Pipelines – 0.2%

Enterprise Products Operating LLC, 1.25%, 8/13/15	3,300	3,324

Retail – 0.7%

Nordstrom, Inc., 6.75%, 6/1/14	9,000	9,630

Walgreen Co., 0.78%, 3/13/14	7,000	7,019

		16,649

Semiconductors – 0.1%

Broadcom Corp., 1.50%, 11/1/13	2,000	2,012

Telecommunications – 0.1%

AT&T, Inc., 0.88%, 2/13/15	3,000	3,006

Transportation – 0.2%

CSX Corp., 6.25%, 4/1/15	4,000	4,429
Total Corporate Bonds
(Cost $422,752)		426,139

FOREIGN ISSUER BONDS – 13.6%

Agriculture – 0.1%

BAT International Finance PLC, 1.40%, 6/5/15 (1)	3,000	3,036

Banks – 10.2%

ABN AMRO Bank N.V., 1.38%, 1/22/16 (1)	13,000	13,007

Australia & New Zealand Banking Group Ltd., 0.90%, 2/12/16	19,700	19,753

Bank of Montreal, 0.75%, 9/11/15	3,000	3,017

Bank of Nova Scotia, 1.85%, 1/12/15	9,000	9,199

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.00%, 2/26/16 (1)(2)	30,000	30,031

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.6% – continued

Banks – 10.2% – continued

Barclays Bank PLC, 1.35%, 1/13/14	$1,500	$1,508

BNP Paribas S.A., 1.21%, 1/10/14	3,000	3,013
3.03%, 12/20/14	2,613	2,713

Commonwealth Bank of Australia, 1.03%, 6/14/13	5,000	5,011
1.95%, 3/16/15	3,000	3,071

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., 4.20%, 5/13/14 (1)	7,750	8,064

Credit Suisse, 5.00%, 5/15/13	5,000	5,029
1.27%, 1/14/14	6,500	6,542

ING Bank N.V., 1.92%, 9/25/15 (1)	8,500	8,668
1.23%, 3/7/16 (1)	20,000	19,988

Korea Development Bank (The), 8.00%, 1/23/14	4,250	4,486
1.00%, 1/22/16	4,000	3,967

National Australia Bank Ltd., 1.03%, 4/11/14 (1)	12,850	12,942
1.60%, 8/7/15	10,000	10,175

Nordea Bank Finland PLC, 0.77%, 1/27/14	4,500	4,517
1.19%, 4/9/14	7,550	7,614

Oversea-Chinese Banking Corp. Ltd., 1.63%, 3/13/15 (1)	4,000	4,059

Royal Bank of Canada, 1.15%, 3/13/15	10,000	10,111

Royal Bank of Scotland Group PLC, 2.55%, 9/18/15	2,000	2,056

Svenska Handelsbanken AB, 0.73%, 3/21/16	3,500	3,498

UBS A.G., 1.30%, 1/28/14	5,000	5,025

Westpac Banking Corp., 1.01%, 3/31/14 (1)	5,000	5,035
1.04%, 9/25/15	17,000	17,162
		229,261

Beverages – 0.1%

SABMiller PLC, 5.50%, 8/15/13 (1)(2)	3,000	3,054

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.6% – continued

Healthcare – Products – 0.1%

Covidien International Finance S.A., 1.35%, 5/29/15	$2,700	$2,739

Leisure Time – 0.1%

Carnival Corp., 1.20%, 2/5/16	2,000	2,002

Mining – 0.8%

Rio Tinto Finance USA Ltd., 5.88%, 7/15/13	4,000	4,060

Rio Tinto Finance USA PLC, 1.13%, 3/20/15	5,500	5,533

Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (1)	3,000	3,075
1.80%, 10/23/15 (1)	4,000	4,045
		16,713

Miscellaneous Manufacturing – 0.2%

Pentair Finance S.A., 1.35%, 12/1/15 (1)	4,000	4,006

Oil & Gas – 0.8%

Canadian Natural Resources Ltd., 1.45%, 11/14/14	16,500	16,683
Petrobras International Finance Co., 2.88%, 2/6/15	2,000	2,042
		18,725

Pharmaceuticals – 0.6%

Takeda Pharmaceutical Co. Ltd., 1.03%, 3/17/15 (1)	13,000	13,112

Telecommunications – 0.6%

Vodafone Group PLC, 0.90%, 2/19/16	12,500	12,470
Total Foreign Issuer Bonds
(Cost $303,172)		305,118

MUNICIPAL BONDS – 54.2%

Alabama – 0.0%

Alabama State Public School & College Authority Improvement Revenue Refunding Bonds, Series A, 5.00%, 5/1/13	1,000	1,004

Alaska – 0.3%

Alaska State G.O. Unlimited Bonds, Series A, 2.75%, 8/1/14	2,505	2,589

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Alaska – 0.3% – continued

Alaska State Housing Finance Corp. Mortgage Revenue Bonds, Series B-1 (G.O. of Corp. Insured), 0.80%, 12/1/13	$2,235	$2,239

Valdez Marine Terminal Revenue Refunding Bonds, Series B, BP Pipelines Project, 5.00%, 1/1/14	2,000	2,068
		6,896

Arizona – 0.2%

Arizona State University Energy Management LLC Revenue Refunding Bonds, Arizona University Project-Tempe, 5.00%, 7/1/14	1,500	1,585

Coconino County Pollution Control Corp. Variable Revenue Bonds, Series A, Arizona Public Service Navajo Project (AMT), 3.63%, Mandatory Put 7/13/13	2,000	2,012

Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A, 3.00%, 12/1/13	1,000	1,019
		4,616

Arkansas – 0.1%

Arkansas State Federal Highway G.O. Unlimited Grant Anticipation Notes, 5.00%, 4/1/15	2,600	2,843

California – 5.5%

Burbank Redevelopment Agency Tax Allocation Golden Bonds (FGIC Insured), Prerefunded, 5.63%, 12/1/13	1,000	1,035

California Municipal Finance Authority Solid Waste Disposal Variable Revenue Bonds, Series A, Waste Management, Inc. Project, 2.00%, Mandatory Put 2/1/19	1,000	1,020

California State Department of Water Supply Resources Revenue Bonds, Series L, 5.00%, 5/1/14	1,000	1,052

California State Department of Water Supply Resources Revenue Bonds, Series M, 5.00%, 5/1/14	6,300	6,627
5.00%, 5/1/15	5,650	6,194

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

California – 5.5% – continued

California State Department of Water Supply Resources Revenue Bonds, Series N, 5.00%, 5/1/13	$5,000	$5,022

California State Economic Recovery G.O. Unlimited Bonds, Series A, 5.25%, 7/1/13	10,000	10,130

California State G.O. Unlimited Refunding Bonds, 3.00%, 9/1/13	5,000	5,060
5.00%, 2/1/15	5,000	5,421

California State Public Works Board Lease Revenue Bonds, Series A, Various Capital Projects, 3.00%, 10/1/13	2,180	2,210

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 9/1/15	3,000	3,327

California State Various Purpose G.O. Unlimited Refunding Bonds, 4.00%, 2/1/16	10,500	11,502

California Statewide Communities Development Authority Revenue Bonds, Proposition 1A Receivables Program, 5.00%, 6/15/13	6,730	6,799

California Statewide Communities Development Authority Student Housing Revenue Bonds, UCI East Apartments Irvine LLC, Prerefunded, 5.63%, 5/15/15	4,000	4,445

Kern High School District Taxable G.O. Unlimited Refunding Bonds, 1.48%, 8/1/13	1,000	1,004

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 4.00%, 7/1/13	7,000	7,069

Los Angeles G.O. Unlimited Refunding Bonds, Series B, 3.00%, 9/1/13	1,800	1,821

Los Angeles Solid Waste Resource Revenue Bonds, Series A, 5.00%, 2/1/16	700	787

Los Angeles Solid Waste Resource Revenue Refunding Bonds, Series B, 5.00%, 2/1/16	10,000	11,250

Los Angeles Unified School District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 7/1/13	5,000	5,062

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

California – 5.5% – continued

Los Angeles Unified School District G.O. Unlimited Bonds, Series I, 5.00%, 7/1/14	$3,000	$3,178

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A, 4.00%, 7/1/14	550	576

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series B, 3.00%, 7/1/13	1,000	1,007

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series C, 4.00%, 10/1/15	3,000	3,272

Port of Oakland Revenue Refunding Bonds, Series O (AMT), 4.00%, 5/1/13	1,000	1,003

San Francisco City & County Public Utilities Commission Revenue Refunding Bonds, Series A, 3.00%, 10/1/15	3,000	3,194
4.00%, 10/1/15	2,000	2,179

University of California General Revenue Bonds, Series AF, 5.00%, 5/15/15	10,000	10,983
		122,229

Colorado – 0.8%

Colorado Springs Utilities System Revenue Refunding Bonds, Series A, 3.00%, 11/15/13	6,000	6,105

Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds, Series A (State Higher Education Intercept Program), 3.00%, 3/1/16	1,100	1,178

Denver City & County Airport Revenue Bonds, Series B (AMT), 4.00%, 11/15/13	5,165	5,287

Denver City & County G.O. Unlimited Bonds, Series D, Better Denver, 5.00%, 8/1/13	1,000	1,016

Longmont Sales Tax Revenue Refunding Bonds, Series A, Open Space, 2.00%, 11/15/13	1,070	1,078

Platte River Power Authority Revenue Bonds, Series II, 4.00%, 6/1/14	4,000	4,174
		18,838

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Connecticut – 1.7%

Bristol G.O. Unlimited Bonds, 4.00%, 8/1/13	$2,000	$2,026

Connecticut State Development Authority PCR Bonds, Series A, Connecticut Light & Power Project (AMT), 1.55%, Mandatory Put 4/1/15	6,000	6,053

Connecticut State Development Authority Variable PCR Refunding Bonds, Series B, Connecticut Light & Power Commission, 1.25%, Mandatory Put 9/3/13	4,125	4,142

Connecticut State G.O. Unlimited Bonds, Series C (NATL-RE FGIC Insured), 5.00%, 4/1/14	925	970

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/13	10,100	10,389

Connecticut State G.O. Unlimited Refunding Bonds, 5.00%, 3/15/15	4,000	4,358

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A-4, Yale University, 5.00%, Mandatory Put 2/12/15	6,810	7,406

Connecticut State Special Tax Obligation Transportation Revenue Refunding Bonds, Series B, 5.00%, 12/1/14	2,760	2,979
		38,323

Delaware – 0.2%

Delaware State Municipal Electric Corp. Revenue Bonds, 3.00%, 7/1/13	1,135	1,142

University of Delaware Variable Revenue Bonds, Series A, Prerefunded, 0.85%, Mandatory Put 6/4/13	3,600	3,604
		4,746

District of Columbia – 0.2%

Metropolitan Washington D.C. Airports Authority System Revenue Bonds, Series C (AMT), 3.00%, 10/1/13	1,500	1,521

Metropolitan Washington D.C. Airports Authority System Revenue Refunding Bonds, Series A (AMT) (AMBAC Insured), 5.00%, 10/1/14	3,500	3,744
		5,265

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Florida – 3.0%

Citizens Property Insurance Corp. High Risk Revenue Bonds, Senior Secured Series A-1, 5.00%, 6/1/13	$1,200	$1,210

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series B (State Gtd.), 5.00%, 1/1/15	2,000	2,163

Florida State Board of Education Lottery Revenue Refunding Bonds, Series A, 5.00%, 7/1/14	7,000	7,414

Florida State Board of Governors University of Central Florida Parking Facility Revenue Refunding Bonds, Series A, 5.00%, 7/1/13	1,175	1,189
5.00%, 7/1/14	1,235	1,303

Florida State Board of Governors University System Improvement Revenue Refunding Bonds, Series A, 5.00%, 7/1/15	1,000	1,102

Florida State Board of Public Education G.O. Unlimited Bonds, Series C Capital Outlay (AMBAC State Gtd.), 3.75%, 6/1/13	1,000	1,006

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series A, Capital Outlay, 5.00%, 6/1/14	5,000	5,281

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series C (State Gtd.), 5.00%, 6/1/14	4,000	4,225

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series C, Capital Outlay, 5.00%, 6/1/15	4,880	5,367

Florida State Department of Environmental Protection Preservation Revenue Refunding Bonds, Series A, Florida Forever, 4.00%, 7/1/13	6,400	6,464
5.00%, 7/1/14	3,000	3,178

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/13	1,250	1,265
5.00%, 7/1/15	3,285	3,617

Florida State Water Pollution Control Financing Corp. Revenue Bonds, Series A, 5.00%, 7/15/13	2,000	2,029

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Florida – 3.0% – continued

Jacksonville Special Revenue Refunding Bonds, Series C, 5.00%, 10/1/15	$1,000	$1,111

Jea Electric System Revenue Bonds, Subseries B, 5.00%, 10/1/14	1,000	1,070
5.00%, 10/1/15	900	1,000

Jea St. Johns River Power Park System Revenue Refunding Bonds, Issue Two Series 25,
4.00%, 10/1/14	13,500	14,252

Miami-Dade County Transit Sales Surtax Revenue Bonds, Series A, 3.00%, 7/1/13	1,000	1,007

Okeechobee County Solid Waste Disposal Management Landfill Variable Revenue Bonds, Series A, 0.65%, Mandatory Put 7/1/13	1,250	1,250
		66,503

Georgia – 1.2%

Albany Sales Tax G.O. Unlimited Bonds, 2.00%, 6/1/15	1,300	1,342

Burke County Development Authority PCR Bonds, Fifth Series, Plant Vogtle Project, 2.30%, Mandatory Put 4/1/14	1,000	1,019

Burke County Development Authority PCR Bonds, Fourth Series, Georgia Power Co. Plant Vogtle Project, 1.20%, Mandatory Put 4/1/14	2,000	2,013

Floyd County Development Authority Revenue Bonds, Power Company Plant Hammond, 0.85%, Mandatory Put 11/19/15	3,000	3,018

Georgia State G.O. Unlimited Bonds, Series B, 5.00%, 10/1/14	4,000	4,286

Georgia State G.O. Unlimited Refunding Bonds, Series E-1, 5.00%, 7/1/13	5,755	5,827

Gwinnett County School District Sales Tax G.O. Unlimited Bonds, Series A, 4.00%, 10/1/14	6,500	6,867

Henry County School District G.O. Unlimited Bonds (State Aid Withholding), 2.00%, 12/1/14	1,000	1,028

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Georgia – 1.2% – continued

Municipal Electric Authority of Georgia Revenue Bonds, Series A, Combined Cycle Project, 4.00%, 11/1/14	$1,000	$1,057
		26,457

Hawaii – 0.9%

Hawaii County Improvement G.O. Unlimited Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.60%, 5/1/13	1,000	1,005

Hawaii State Airports System Revenue Refunding Bonds (AMT), 4.00%, 7/1/13	1,950	1,969
5.00%, 7/1/14	1,335	1,412

Hawaii State G.O. Unlimited Refunding Bonds, Series EC, 5.00%, 12/1/13	3,000	3,097

Hawaii State Housing Finance & Development Corp. Multi Family Revenue Bonds, Series A, HaleKauwila Place, 0.70%, 12/1/15	6,000	6,006

Hawaii State Housing Finance & Development Corp. Multi Family Revenue Bonds, Series B, Kuhio Park Terrace (Freddie Mac Insured), 1.25%, 10/1/13	6,000	6,005

Maui County G.O. Unlimited Refunding Bonds, 3.00%, 6/1/14	1,400	1,445
		20,939

Idaho – 0.5%

Idaho Housing & Finance Association Unemployment Compensation Revenue Bonds, 4.00%, 8/15/14	10,000	10,507

Illinois – 1.4%

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B (AMT), Passenger Facility Charge, 5.00%, 1/1/14	1,650	1,709
5.00%, 1/1/15	1,250	1,345

Illinois State Finance Authority Adjustable Revenue Bonds, Subseries A, Northwestern University, 0.37%, Mandatory Put 3/3/14	2,900	2,901

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Illinois – 1.4% – continued

Illinois State Finance Authority Adjustable Revenue Bonds, Subseries B, Northwestern University, 1.75%, Mandatory Put 3/3/14	$7,935	$8,047

Illinois State Finance Authority Adjustable Revenue Bonds, Subseries C, Northwestern University, 0.37%, Mandatory Put 3/3/14	14,950	14,957

Illinois State Unemployment Insurance Fund Building Reciepts Revenue Bonds, Series A, 5.00%, 6/15/14	1,500	1,587
		30,546

Indiana – 0.7%

Indiana State Health Facility Financing Authority Revenue Bonds, Series A1, Ascension Health Care Group, 1.50%, Mandatory Put 8/1/14	5,250	5,319

Indiana State Health Facility Financing Authority Revenue Bonds, Series A6, Ascension Health Sub Credit Group, 5.00%, Mandatory Put 6/1/14	5,600	5,896

Rockport Pollution Control Revenue Refunding Bonds, Series A, Michigan Power Company Project, 6.25%, Mandatory Put 6/1/25	2,200	2,336

Whiting Environmental Facilities Variable Revenue Bonds, BP Products N.A., Inc., 2.80%, Mandatory Put 6/2/14	2,540	2,614
		16,165

Iowa – 0.4%

Ankeny G.O. Unlimited Bond Anticipation Project Notes, Series C, 1.00%, 6/1/14	7,450	7,457

Des Moines Waterworks Revenue Refunding Bonds, Series B, 3.00%, 12/1/14	1,000	1,044
		8,501

Kansas – 0.1%

Kansas State Development Finance Authority Revenue Bonds, Series B, Kansas Projects, 3.00%, 5/1/13	1,930	1,935

Overland Park G.O. Unlimited Bonds, Kansas Internal Improvement Project, 4.00%, 9/1/14	770	811
		2,746

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Kentucky – 0.3%

Kentucky Asset Liability Commission Revenue Bonds, Series A, University Project Notes, 5.00%, 10/1/15	$2,215	$2,462

Pikeville Hospital Improvement Revenue BANS, 3.00%, 9/1/13	4,000	4,034
		6,496

Louisiana – 0.4%

Louisiana State G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 5.00%, 8/1/13	2,100	2,134

Louisiana State Gas & Fuels TRB, Series B, Second Lien, 5.00%, 5/1/13	1,275	1,281

Louisiana State Offshore Terminal Authority Deepwater Port Variable Revenue Bonds, Series B-1, Loop LLC Project, 1.88%, Mandatory Put 10/1/13	3,000	3,020

Louisiana State Public Facilities Authority Revenue Bonds, Series A, Ochsner Clinic Foundation Project (NATL-RE Insured), Escrowed to Maturity, 5.38%, 5/15/13	2,500	2,517
		8,952

Maine – 0.1%

South Portland G.O. Unlimited Bonds, 4.00%, 7/15/14	1,500	1,570

Maryland – 1.0%

Maryland G.O. Unlimited Bonds, First Series A, State & Local Facilities Loan, 3.00%, 3/15/15	1,000	1,052

Maryland G.O. Unlimited Bonds, First Series, State & Local Facilities Loan of 2013, 5.00%, 3/1/16	4,000	4,525

Maryland State Department of Transportation Revenue Bonds, 4.00%, 2/15/16	4,855	5,341

Montgomery County G.O. Unlimited Bonds, Series A, 5.00%, 7/1/14	1,800	1,908

Prince Georges County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 9/15/14	2,935	3,139

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Maryland – 1.0% – continued

Prince Georges County Consolidated Public Improvement G.O. Limited Refunding Bonds, Series B, 5.00%, 9/15/14	$2,800	$2,995

University System of Maryland Auxilary Facility & Tuition Revenue Refunding Bonds, Series A, 3.00%, 4/1/14	3,400	3,497
		22,457

Massachusetts – 1.3%

Boston G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/14	1,050	1,117

Cambridge Municipal Purpose Loan G.O. Limited Bonds, 2.00%, 2/15/15	3,175	3,275

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series D, 4.00%, 10/1/13	4,000	4,077

Massachusetts State Housing Finance Agency Revenue Bonds, Series F, Construction Loan Notes, 0.65%, 12/1/14	3,500	3,504

Massachusetts State School Building Authority Sales Tax Revenue Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 8/15/19	2,325	2,581

Massachusetts State Transportation Fund Revenue Bonds, Series A, Accelerated Bridge Program, 5.00%, 6/1/14	7,000	7,393

Nantucket G.O. Limited Refunding Bonds, 2.00%, 10/1/15	1,035	1,077

Springfield State Qualified Municipal Purpose Loan G.O. Limited Bonds (AGM Insured) (State Aid Withholding), 5.75%, 8/1/14	1,025	1,098

University of Massachusetts Building Authority Revenue Refunding Bonds, Senior Series 2 (AMBAC Insured), 4.00%, 11/1/15	5,000	5,428
		29,550

Michigan – 1.0%

Michigan State Finance Authority Revenue Bonds, Series A, Unemployment Obligation Assessment, 5.00%, 7/1/14	10,000	10,602

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Michigan – 1.0% – continued

Michigan State Finance Authority Revenue Refunding Bonds, Clean Water Revolving Subordinate, 5.00%, 10/1/15	$1,650	$1,840

Michigan State Finance Authority Revenue Refunding Bonds, Drinking Water Revolving Subordinate, 5.00%, 10/1/15	2,275	2,537

Michigan State G.O. Unlimited Refunding Bonds, 5.50%, 12/1/15	1,075	1,219

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Series F3, Ascension Health, 2.63%, Mandatory Put 6/30/14	2,000	2,057

Michigan State Hospital Finance Authority Variable Revenue Bonds, Ascension Health Care Group, 0.90%, Mandatory Put 3/16/15	3,615	3,648
		21,903

Minnesota – 0.7%

Chaska Independent School District No 112 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 2.00%, 2/1/15	1,595	1,641

Duluth EDA HealthCare Facilities Revenue Bonds, Benedictine Health Systems St. Marys, Prerefunded, 5.25%, 2/15/14	1,000	1,043

Hennepin County Senior Sales Tax G.O. Unlimited Bonds, Series E, 4.00%, 12/15/13	3,045	3,128

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 8/1/14	5,500	5,851

Monticello Independent School District No. 882 School Building G.O. Unlimited Refunding Bonds, Series B (School District Credit Program), 2.00%, 2/1/14	1,730	1,756

Ramsey County Capital Improvement G.O. Unlimited Refunding Bonds, Series B, 4.00%, 2/1/14	3,000	3,095
		16,514

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Mississippi – 0.2%

Mississippi State Business Finance Corp. Solid Waste Disposal Variable Revenue Bonds, Waste Management, Inc. Project, 2.25%, Mandatory Put 11/3/14	$4,600	$4,702

Nebraska – 0.3%

Nebraska State Public Power District General Revenue Bonds, Series B-1 (NATL-RE FGIC Insured), 5.00%, 1/1/14	2,500	2,591

Washington County Waste Water Solid Waste Disposal Facilities Variable Revenue Refunding Bonds, Cargill, Inc. Projects (AMT), 1.38%, Mandatory Put 9/1/15	5,000	5,026
		7,617

Nevada – 0.7%

Clark County Highway Improvement Motor Vehicle Fuel Tax Revenue Refunding Bonds, 5.00%, 7/1/14	3,000	3,174

Clark County School District Building Tax G.O. Limited Bonds, Series A, 5.00%, 6/15/13	1,000	1,010

Clark County School District Tax G.O. Limited Refunding Bonds, Series A, 5.00%, 6/15/13	6,000	6,062

Washoe County School District G.O. Limited Refunding Bonds, Series A (NATLRE Insured), Prerefunded, 5.00%, 6/1/22	5,355	5,890
		16,136

New Hampshire – 0.1%

New Hampshire State Business Finance Authority Solid Waste Disposal Variable Revenue Bonds, Waste Management, Inc. Project (AMT), 3.50%, Mandatory Put 6/3/13	1,450	1,456

New Hampshire State G.O. Unlimited Refunding Bonds, Series B, 4.00%, 6/1/14	1,500	1,566
		3,022

New Jersey – 5.3%

Monmouth County Improvement Authority Revenue Refunding Bonds, Government Pooled Loan (County Gtd.), 4.00%, 12/1/14	1,000	1,062

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

New Jersey – 5.3% – continued

New Jersey Economic Development Authority Revenue Bonds, Series O, School Facilities Construction, Prerefunded, 5.25%, 3/1/23	$11,240	$12,297
5.13%, 3/1/28	24,455	26,697

New Jersey Environmental Infrastructure Trust Revenue Bonds, 3.00%, 9/1/14	1,000	1,039

New Jersey Housing & Mortgage Finance Agency Revenue Bonds, Series 4 (AMT), 0.90%, 5/1/15	15,645	15,630

New Jersey State Building Authority Revenue Refunding Bonds, Series A, 3.50%, 6/15/13	10,970	11,047

New Jersey State EDA Cigarette TRB, Prerefunded, 5.75%, 6/15/14	17,500	18,657

New Jersey State EDA Solid Waste Disposal Facilities Revenue Bonds, Series A, Waste Management, Inc. Project (AMT), 5.30%, Mandatory Put 6/1/14	3,500	3,680

New Jersey State Educational Facilities Authority Revenue Bonds, Series B, Princeton University, 3.00%, 7/1/13	3,000	3,023
5.00%, 7/1/14	4,000	4,244

New Jersey State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/13	4,880	4,961

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, Transportation Program, 4.00%, 6/15/14	3,000	3,134
4.00%, 6/15/15	6,000	6,460

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/14	2,000	2,113

Newark G.O. Unlimited Refunding Bonds, Series A, Qualified General Improvement (State Aid Withholding), 4.00%, 7/15/14	1,905	1,992

Ocean County G.O. Unlimited Refunding Bonds, 3.00%, 8/1/13	1,000	1,009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

New Jersey – 5.3% – continued

Tobacco Settlement Financing Corp. Revenue Bonds, Prerefunded, 6.75%, 6/1/13	$1,000	$1,011
		118,056

New York – 6.8%

Erie County Industrial Development Agency School Facility Revenue Bonds, City School District Buffalo Project (AGM Insured State Aid Withholding), Escrowed to Maturity, 5.00%, 5/1/14	1,185	1,247

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Subseries B-2, 3.00%, 11/1/14	2,000	2,086

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Refunding Bonds, Series A, 4.00%, 11/15/14	1,500	1,590

Metropolitan Transportation Authority Revenue Bonds, Series B, 3.00%, 11/15/14(3)	1,250	1,305

Metropolitan Transportation Authority Revenue Bonds, Series B-1, 5.00%, 11/15/14	3,210	3,456

Metropolitan Transportation Authority Revenue Refunding Bonds, Series F, 5.00%, 11/15/14	24,000	25,841

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E, 5.00%, 11/1/14	14,865	15,979

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series C, 5.00%, 11/1/13	3,000	3,086

New York Fiscal 2008 G.O. Unlimited Bonds, Series A-1, 5.00%, 8/1/15	3,000	3,318

New York G.O. Unlimited Bonds, Series B, 3.00%, 8/1/15	2,000	2,119

New York G.O. Unlimited Bonds, Series H, 2.00%, 8/1/15	2,500	2,591

New York State Dormitory Authority Personal Income TRB, Series B, 5.00%, 3/15/15	6,000	6,550

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

New York – 6.8% – continued

New York State Dormitory Authority Supported Debt Revenue Bonds, Series A, State University Dormitory Facilities, 4.00%, 7/1/15	$1,700	$1,836

New York State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/16	10,000	11,318

New York State G.O. Unlimited Bonds, Series E, 4.00%, 12/15/13	6,200	6,377

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series 4, NIBP, 1.20%, 11/1/14	4,000	4,041

New York State Mortgage Agency Homeowner Revenue Bonds, Series 164, 1.00%, 4/1/14	2,000	2,010

New York State Thruway Authority Local Highway & Bridge Revenue Bonds, Series A, 4.00%, 4/1/14	2,500	2,594

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 167 (AMT) (G.O. of Authority Insured), 5.00%, 9/15/14	4,000	4,270

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 169 (AMT) (G.O. of Authority Insured), 5.00%, 10/15/14	10,000	10,710

Suffolk County Public Improvement G.O. Unlimited Bonds, Series A, 3.00%, 5/15/13	2,930	2,939

Suffolk County Water Authority Revenue BANS, Series A, 4.00%, 1/15/16	11,500	12,662

Suffolk County Water Authority Revenue BANS, Series B, 3.00%, 1/15/15	10,000	10,492

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds, Series B, 4.00%, 6/1/13	7,000	7,047

Triborough Bridge & Tunnel Authority General Revenue Bonds, Subseries B1 (G.O. of Authority Insured), 5.00%, Mandatory Put 11/15/13	7,715	7,946
		153,410

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

North Carolina – 2.5%

Charlotte COPS, Series A, 5.00%, 12/1/14	$3,000	$3,227

Mecklenburg County Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 10/1/13	7,200	7,377
5.00%, 10/1/14	3,500	3,750

North Carolina State Capital Improvement Obligation Revenue Bonds, Series C, 5.00%, 5/1/14	5,000	5,259

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 3.50%, 5/1/15	4,000	4,263

North Carolina State G.O. Unlimited Refunding Bonds, Series D, 3.00%, 6/1/15	2,575	2,723

North Carolina State G.O. Unlimited Refunding Bonds, Series E, 5.00%, 5/1/15	16,075	17,634

North Carolina State Limited Obligation Revenue Bonds Series A, 5.00%, 5/1/15	6,000	6,576

North Carolina State Turnpike Authority Monroe Connector System Appropriation Revenue Bonds, 3.00%, 7/1/13	1,000	1,007

North Carolina State University at Raleigh General Revenue Refunding Bonds, 3.00%, 10/1/14	1,500	1,561

Wake County Public Improvement Non Ace G.O. Unlimited Bonds, 4.00%, 3/1/14	1,000	1,035

Winston Salem Limited Obligation Revenue Bonds, Series A (County Gtd.), 4.00%, 3/1/15	1,500	1,602
		56,014

Ohio – 2.5%

Columbus City G.O. Unlimited Bonds, Series A, 3.00%, 2/15/15	17,000	17,853

Columbus City G.O. Unlimited Refunding Bonds, Series 2012-3, 4.00%, 8/15/15	8,485	9,209

Columbus City G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/16	12,915	14,585

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Ohio – 2.5% – continued

Columbus City School District Facilities Construction & Improvement G.O. Unlimited Bonds (FGIC Insured), Prerefunded, 5.00%, 6/1/13	$3,000	$3,025

Ohio State Air Quality Development Authority Variable PCR Refunding Bonds, First Energy Project, 2.25%, Mandatory Put 6/3/13	7,000	7,017

Ohio State Infrastructure Improvement G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/14	2,500	2,658

Ohio State Water Development Authority Revenue Bonds, Series F, Prerefunded, 5.00%, 6/1/19	1,000	1,100
		55,447

Oklahoma – 0.2%

Oklahoma City G.O. Unlimited Refunding Bonds, 4.00%, 3/1/14	3,000	3,103

Oklahoma County Independent School District No. 12 Edmond, G.O. Unlimited Bonds, 2.50%, 3/1/15	700	728
		3,831

Oregon – 0.8%

Metro G.O. Limited Refunding Bonds, Series B, 4.00%, 6/1/14	5,500	5,742

Port of Portland International Airport Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/1/15	1,550	1,700

Portland G.O. Limited Tax Revenue Refunding Bonds, Series B, Police Training, 3.00%, 6/1/14	3,000	3,098

Portland G.O. Limited TRB, Milwaukie, 3.00%, 9/1/14	1,000	1,039
4.00%, 9/1/15	1,350	1,465

Portland G.O. Unlimited Bonds, Series A, Public Safety Project, 4.00%, 6/1/13	1,425	1,434
4.00%, 6/1/14	1,485	1,550

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Oregon – 0.8% – continued

Tri-County Metropolitan Transportation District Revenue Bonds, Series A, 3.00%, 9/1/14	$1,190	$1,237
		17,265

Pennsylvania – 2.7%

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Solid Waste Management Project, 1.75%, Mandatory Put 12/1/15	3,000	3,054

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Variable Revenue Bonds, Waste Management, Inc. Project (AMT), 2.63%, Mandatory Put 7/1/14	2,970	3,012

Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue Bonds, Series A, 4.00%, 7/1/14	26,590	27,856
5.00%, 7/1/15	4,000	4,418

Pennsylvania State G.O. Unlimited Bonds, Second Series, 5.00%, 1/1/15	1,740	1,882

Pennsylvania State G.O. Unlimited Bonds, Third Series (AGM Insured), 5.00%, 9/1/14	10,000	10,678

Pennsylvania State G.O. Unlimited Refunding & Projects Bonds, First Series (NATL-RE Insured), 5.25%, 2/1/14	3,000	3,128

Pennsylvania State G.O. Unlimited Refunding Bonds, First Series, 5.00%, 7/1/14	1,700	1,802

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, First Series, Temple University, 3.00%, 4/1/14	1,000	1,028

Pennsylvania State Housing Finance Agency Mortgage Revenue Bonds, Series 114A (AMT), 0.80%, 4/1/14	750	750
1.05%, 4/1/15	625	627

State Public School Building Authority Lease Revenue Bonds, School District of Philadelphia Project (State Tax Intercept Program), 5.00%, 4/1/15	1,000	1,086

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Pennsylvania – 2.7% – continued

State Public School Building Authority Revenue Bonds, Lease-Philadelphia School District Project (AGM Insured State Aid Withholding), Prerefunded, 5.25%, 6/1/13	$1,305	$1,316
		60,637

Rhode Island – 0.1%

Rhode Island State Health & Educational Building Corp. Higher Education Facility Revenue Refunding Bonds, Series A, Brown University, 5.00%, 9/1/13	1,000	1,020

South Carolina – 0.2%
Lexington & Richland School District No. 5 G.O. Unlimited Bonds, Series B (SCSDE Insured), 4.00%, 3/1/14	1,015	1,050
4.00%, 3/1/15	3,555	3,797
		4,847

South Dakota – 0.0%

Huron School District No. 02-2 G.O. Unlimited Refunding Bonds (AGM Insured), 2.00%, 6/15/13	440	441

Tennessee – 0.7%

Knox County G.O. Unlimited Bonds, 4.00%, 4/1/14	5,500	5,706

Knoxville G.O. Unlimited Bonds, 2.00%, 5/1/14	2,000	2,040
4.00%, 5/1/15	3,245	3,492

Rutherford County G.O. Unlimited Bonds, 3.00%, 4/1/14	2,315	2,380

Tennessee State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/13	2,000	2,049
		15,667

Texas – 3.3%

Austin Public Improvement G.O. Limited Bonds, Series A, 2.00%, 9/1/13	2,000	2,016

Austin Public Property Finance Contractual G.O. Limited Bonds, 3.00%, 5/1/15	1,845	1,947

Dallas G.O. Limited Refunding Bonds, 4.00%, 2/15/15	2,885	3,084

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Texas – 3.3% – continued

Fort Bend Independent School District G.O. Unlimited Refunding Bonds, 3.50%, 2/15/15	$1,000	$1,057

Gulf Coast Waste Disposal Authority Revenue Bonds, BP Products N.A. Project, 2.30%, Mandatory Put 9/3/13	3,625	3,655

Gulf Coast Waste Disposal Authority Revenue Refunding Bonds, BP Products N.A. Project, 2.30%, Mandatory Put 9/3/13	7,900	7,962

Harris County G.O. Limited Refunding Bonds, Series A, 4.00%, 10/1/14	4,500	4,754

Harris County Metropolitan Transit Authority Sales & Use TRB, Series B, Contractual Obligations, 4.00%, 11/1/13	2,195	2,244

Harris County Road G.O. Unlimited Refunding Bonds, Series A, 3.00%, 10/1/13	1,000	1,014

Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Series A, 5.00%, 9/1/13	1,500	1,530

Houston Independent School District Tax G.O. Limited Bonds, Series B (PSF-Gtd.), 1.50%, Mandatory Put 6/1/36	10,000	10,180

Houston Independent School District Variable Tax G.O. Limited Refunding Bonds (PSF-Gtd.), 2.00%, Mandatory Put 6/1/14	5,000	5,088

Houston Utility System Combined Revenue Refunding Bonds, Series E, First Lien, 5.00%, 11/15/13	2,000	2,060

Lubbock G.O. Limited Refunding Bonds (NATL-RE Insured), 4.00%, 2/15/15	4,470	4,765

Midlothian Independent School District G.O. Unlimited Bonds, Series B (PSF-Gtd.), 2.25%, Mandatory Put 8/1/14	3,300	3,384

North Texas State Municipal Water District Upper Efork Waste Water Intercept Revenue Refunding and Imrpovement Bonds, 3.00%, 6/1/15	2,000	2,110

Plano Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/15	5,000	5,436
5.00%, 2/15/15	2,190	2,381

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Texas – 3.3% – continued

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds, 5.00%, 10/1/14	$1,000	$1,063

San Antonio Improvement G.O. Limited Bonds, 4.00%, 2/1/15	2,000	2,132

Texas State G.O. Unlimited Refunding Bonds, Series B (AMT), College Student Loan, 5.00%, 8/1/13	1,000	1,016

University of North Texas Financing System Revenue Bonds, Series A, 5.00%, 4/15/13	1,250	1,253

University of Texas Financing System Revenue Refunding Bonds, Series A, 4.00%, 8/15/14	4,500	4,729
		74,860

Utah – 0.6%

Davis County School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty Insured), 4.00%, 6/1/15	6,965	7,515

Intermountain Power Agency Subordinated Power Supply Revenue Refunding Bonds, Subseries A, 3.00%, 7/1/15 (3)	4,000	4,231

Utah State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/14	1,000	1,060
		12,806

Virginia – 2.7%

Charles City & County IDA Solid Waste Disposal Facility Adjustable Revenue Bonds (AMT), Waste Management, Inc. Project, 1.88%, Mandatory Put 4/1/15	750	762

Fairfax County G.O. Unlimited Bonds, Series A (State Aid Withholding), Public Improvement, 3.00%, 10/1/14	9,270	9,656

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A, 4.00%, 12/1/13	2,590	2,657

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/13	2,185	2,256
5.00%, 12/1/14	2,000	2,159

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Virginia – 2.7% – continued

Louisa IDA PCR Bonds, Series C, Virginia Electric & Power Co. Project, 1.50%, Mandatory Put 12/1/14	$2,000	$2,017

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds, Prerefunded, 5.63%, 6/1/15	2,550	2,838

Virginia State College Building Authority Educational Facilities Revenue Bonds, Public Higher Educational Financing Program, 5.00%, 9/1/15	3,105	3,447

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series A, 21’st Century College & Equipment, 5.00%, 2/1/15	7,000	7,594

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series B, Public Higher Educational Financing Program, 5.00%, 9/1/13	3,000	3,061
5.00%, 9/1/15	1,000	1,110

Virginia State Commonwealth Transportation Board Federal Grant Anticipatory Revenue Bonds, Series A, 2.00%, 9/15/13	2,765	2,788

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 4.00%, 5/15/14	5,000	5,213

Virginia State Commonwealth Transportation Board Revenue Refunding Bonds, Contract Route 28 Project, 3.00%, 4/1/14	1,500	1,541

Virginia State Public School Authority Revenue Bonds, 5.00%, 4/15/15	8,035	8,789

Virginia State Public School Authority Revenue Refunding Bonds, Series B, School Financing 1997 Resolution, 5.25%, 8/1/14	1,000	1,067

Virginia State Public School Authority Special Obligation Prince William County Revenue Bonds, 5.00%, 7/15/15	3,285	3,629
		60,584

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Washington – 1.5%

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project 1 (NATL-RE Insured), 5.25%, 7/1/13	$3,000	$3,039

Grant County Public Utility District No. 2 Electric Revenue Refunding Bonds, Series I, 5.00%, 1/1/14	1,500	1,551

King County School District No. 412 Shoreline G.O. Unlimited Bonds (School Board Guaranty Insured), 3.00%, 12/1/13	1,000	1,019

Port of Seattle Intermediate Revenue Refunding Bonds, Series B (AMT), 3.00%, 8/1/14	1,000	1,034

Seattle G.O. Unlimited Refunding Bonds, 3.00%, 12/1/13	1,000	1,019

Snohomish County G.O. Limited Refunding Bonds, Series A, 5.00%, 12/1/13	2,000	2,065

University of Washington General Revenue Refunding Bonds, Series A, 4.00%, 10/1/13	1,000	1,020

Washington State G.O. Unlimited Bonds, Series E, 5.00%, 2/1/15	5,320	5,771
5.00%, 2/1/16	5,000	5,625

Washington State G.O. Unlimited Refunding Bonds, Series R-2012A, 4.00%, 7/1/13	2,695	2,722

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Bonds, Series B (AGM Insured), Prerefunded, 5.00%, 7/1/18	5,010	5,537

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Refunding Bonds, 5.00%, 7/1/15	2,500	2,756
		33,158

West Virginia – 0.0%

West Virginia State University Projects Revenue Bonds, Series B, 4.00%, 10/1/13	1,000	1,019

Wisconsin – 0.9%

Madison G.O. Unlimited Promissory Notes, Series A, 5.00%, 10/1/14	4,300	4,606

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 54.2% – continued

Wisconsin – 0.9% – continued

Madison G.O. Unlimited Promissory Notes, Series E, 4.00%, 10/1/13	$2,150	$2,192

Milwaukee G.O. Unlimited Promissory Notes, Series N3, 5.00%, 5/15/13	2,000	2,012

Northeast Wisconsin Technical College District G.O. Unlimited Promissory Notes, Series B, 2.00%, 4/1/15	1,100	1,132

Wisconsin State G.O. Unlimited Bonds, Series B, 5.00%, 5/1/13	4,000	4,018

Wisconsin State G.O. Unlimited Bonds, Series C, Prerefunded, 5.00%, 5/1/14	4,790	5,034

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series A, Aurora Health Care, 2.50%, 7/15/13	325	327
		19,321

Wyoming – 0.1%

Wyoming Community Development Authority Revenue Bonds, Series 1 (AMT), 4.40%, 12/1/15	2,465	2,593
Total Municipal Bonds
(Cost $1,213,797)		1,217,019

	NUMBER OFSHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.4%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (4)(5)	31,014,178	$31,014
Total Investment Companies
(Cost $31,014)		31,014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 11.2%

BB&T Municipal Trust VRDB, Series B, Sifma Index (Rabobank Nederland LOC), 0.99%, 4/4/13 (1)(2)	$4,000	$3,999

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 11.2% – continued

BB&T Municipal Trust VRDB, Series C (Rabobank Nederland LOC), 0.62%, 4/4/13	$10,000	$10,000

California State Floating G.O. Unlimited Refunding VRDB, Series A, 0.80%, 4/4/13	2,500	2,512

California State Infrastructure & Economic Development Bank Variable Revenue Refunding VRDB, Series B2, J Paul Getty Trust, 0.42%, 4/4/13	10,000	10,008

California State Pollution Control Finance Authority Solid Waste Disposal Variable Revenue Refunding VRDB, Series B, Republic Services, 0.40%, 5/1/13 (1)	6,655	6,655

California State RANS VRDB, Series A-2, 2.50%, 6/20/13	9,000	9,048

Citizens Property Insurance Corp. Adjustable Personal & Commercial Lines Revenue VRDB, Series S, 1.37%, 4/4/13	20,000	20,130

Citizens Property Insurance Corp. Revenue VRDB, Series A-3, Floating Senior Secured Coastal Notes (AGM Insured), 1.77%, 4/4/13	5,000	5,030

Citizens Property Insurance Corp. Revenue VRDB, Series A-3, High Risk Floating Notes, 1.87%, 4/4/13	5,400	5,414

Connecticut State G.O. Unlimited VRDB, Series A, Sifma Index, 0.42%, 4/4/13	4,000	4,000
0.35%, 4/4/13	1,000	1,000

Connecticut State Variable G.O. Unlimited VRDB, Series D, 0.41%, 4/4/13	4,000	4,002

Contra Costa Transportation Authority Sales Tax Revenue Refunding VRDB, 0.51%, 4/1/13	3,500	3,512

District of Columbia Income Tax Secured Adjustable Revenue Refunding VRDB, Series E, 0.47%, 4/4/13	4,050	4,050

District of Columbia Income Tax Secured Revenue Refunding VRDB, Secured Series B, 0.42%, 4/4/13	1,955	1,955

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 11.2% – continued

Franklin County Hospital Facilities Revenue Refunding VRDB, Series C, Ohio Health Corp., 0.57%, 4/4/13	$7,000	$7,002

Houston Utility System Revenue Refunding VRDB, Series A, Sifma Index, 0.67%, 4/4/13	2,000	2,003

Indiana State Finance Authority Economic Development Revenue VRDB, Republic Services, Inc. Project, 0.50%, 6/3/13	4,000	4,000

Jefferson County Pollution Control CP VRDB, 0.40%, 5/6/13	5,000	5,000

Kentucky State Economic Development Finance Authority Solid Waste Disposal Revenue Refunding VRDB, Series B, Republic Services, Inc. Project, 0.40%, 6/3/13	4,615	4,615

Louisiana State Gas & Fuels VRDB, Series A-1, Second Lien, 0.87%, 4/4/13	1,000	1,000

Lowell Limited Obligation Industrial Revenue VRDB, Litehouse, Inc. Project (Fifth Third Bank LOC) (AMT), 0.54%, 4/4/13	1,110	1,110

Massachusetts State Consolidated Loan G.O. Limited Refunding VRDB, Series A, Sifma Index, 0.31%, 4/4/13	7,000	7,000

Massachusetts State Consolidated Loan G.O. Limited VRDB, Series D, 0.29%, 4/4/13	18,110	18,128

Mecklenburg County COPS VRDB, Series A, 0.44%, 4/4/13	10,000	9,999

Mercer County Pollution Control CP VRDB, 0.40%, 4/1/13	3,500	3,500

Metropolitan Atlanta Rapid Transit Authority Sales Tax Variable Revenue VRDB, Series A, 0.37%, 4/4/13	26,000	26,000

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Refunding VRDB, Subseries B-3A, 0.35%, 4/4/13	3,400	3,402

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Refunding VRDB, Subseries B-3B, 0.67%, 4/4/13	4,000	4,006

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 11.2% – continued

Metropolitan Transportation Authority Revenue VRDB, Series A1, 0.26%, 4/4/13	$2,900	$2,900

Mission Economic Development Corp. Solid Waste Disposal Revenue Refunding VRDB, Republic Services, Inc., 0.45%, 4/1/13	2,500	2,500

New Jersey State EDA Revenue VRDB, Build America, 1.28%, 4/4/13	5,000	5,002

New Jersey State EDA School Facilities Construction VRDB, Series G, Sifma Index, 0.70%, 4/4/13	3,000	3,004

New Jersey State Turnpike Authority Revenue VRDB, Series B, 0.87%, 4/4/13 (1)(2)	7,000	7,011

New York G.O. Unlimited VRDB, Series F2, 4.00%, 4/5/13	10,000	10,228

Ohio State Water Development Authority PCR VRDB, Series 2012, Various Loan Fund, 0.52%, 4/4/13	5,500	5,500

Saline Area Schools G.O. Unlimited Refunding VRDB (Q-SBLF Insured), 0.67%, 4/4/13	13,500	13,500

Suffolk County Water Authority Variable Revenue BANS VRDB, Series B, 0.52%, 4/4/13	11,350	11,345

Vale Verde Unified School District G.O. Unlimited TRANS VRDB, 2.00%, 10/1/13	3,200	3,226
Total Short-Term Investments
(Cost $252,051)		252,296

Total Investments – 99.4%
(Cost $2,222,786)		2,231,586

Other Assets less Liabilities – 0.6%		12,650
NET ASSETS – 100.0%		$2,244,236

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $44,095,000 or 2.0% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.00%, 2/26/16	2/19/13	$29,981

BB&T Municipal Trust Sifma Floater Certificates, Series B (Rabobank Nederland LOC), 0.99%, 8/1/14	7/29/11	4,000

New Jersey State Turnpike Authority Variable Revenue Bonds, Series B, 0.87%, 12/22/14	5/18/12	7,018

SABMiller PLC, 5.50%, 8/15/13	1/3/12	3,186

(3)	When-Issued Security.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(5)	At March 31, 2012, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $18,971,000 with net purchases of approximately $12,043,000 during the fiscal year ended March 31, 2013.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the quality distribution (unaudited) for the Tax-Advantaged Ultra-Short Fixed Income Fund was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
AAA	15.3%
AA	37.0
A	29.3
BBB	7.9
A1 (Short Term)	0.4
A2 (Short Term)	0.4
Not rated	8.6
Cash Equivalents	1.1

Total	100.0%

* Credit quality ratings are based on the available Moody’s, Standard & Poor’s, and/or Fitch ratings. When ratings from all three agencies are available, the median rating is used. When ratings are available from two of the agencies, the lower rating is used. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2013

very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Advantaged Ultra-Short Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds	$ –	$426,139	(1)	$–	$426,139
Foreign Issuer Bonds	–	305,118	(1)	–	305,118
Municipal Bonds	–	1,217,019	(1)	–	1,217,019
Investment Companies	31,014	–		–	31,014
Short-Term Investments	–	252,296		–	252,296
Total Investments	$31,014	$2,200,572		$–	$2,231,586

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 9.1%

Automobile – 4.8%

Ally Auto Receivables Trust, Series 2012-5, Class A2, 0.45%, 7/15/15	$2,000	$2,000

Ally Auto Receivables Trust, Series 2012-SN1, Class A2, 0.51%, 12/22/14	1,933	1,934

ARI Fleet Lease Trust, Series 2013-A, Class A2, 0.70%, 12/15/15 (1)	3,000	3,000

Bank of America Auto Trust, Series 2012-1, Class A2, 0.59%, 11/17/14	1,281	1,282

BMW Vehicle Lease Trust, Series 2012-1, Class A2, 0.59%, 6/20/14	1,070	1,071

CarMax Auto Owner Trust, Series 2012-1, Class A2, 0.59%, 3/16/15	939	939

CarMax Auto Owner Trust, Series 2013-1, Class A2, 0.42%, 3/15/16	1,400	1,400

Enterprise Fleet Financing LLC, Series 2013-1, Class A2, 0.68%, 9/20/18 (1)	3,000	2,998

Ford Credit Auto Lease Trust, Series 2013-A, Class A2, 0.46%, 5/15/15	4,700	4,698

Ford Credit Auto Owner Trust, Series 2012-B, Class A2, 0.57%, 1/15/15	953	953

Harley-Davidson Motorcycle Trust, Series 2012-1, Class A2, 0.50%, 8/15/15	785	785

Honda Auto Receivables Owner Trust, Series 2012-2, Class A2, 0.56%, 11/17/14	1,211	1,213

Honda Auto Receivables Owner Trust, Series 2012-4, Class A2, 0.40%, 4/20/15	5,000	5,000

Hyundai Auto Lease Securitization Trust, Series 2013-A, Class A2, 0.51%, 9/15/15 (1)	5,000	4,999

Hyundai Auto Receivables Trust, Series 2010-A, Class A3, 1.50%, 10/15/14	121	121

Hyundai Auto Receivables Trust, Series 2012-B, Class A2, 0.54%, 1/15/15	1,859	1,860

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 9.1% – continued

Automobile – 4.8% – continued

Hyundai Auto Receivables Trust, Series 2013-A, Class A2, 0.40%, 12/15/15	$5,000	$4,999

Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.42%, 8/15/14	120	120

Nissan Auto Lease Trust, Series 2012-A, Class A2A, 0.68%, 7/15/14	765	767

Nissan Auto Lease Trust, Series 2012-B, Class A2B, 0.30%, 6/15/15	3,000	3,000

Nissan Auto Receivables Owner Trust, Series 2013-A, Class A2, 0.37%, 9/15/15	2,900	2,899

Porsche Innovative Lease Owner Trust, Series 2012-1, Class A2, 0.44%, 2/23/15 (1)	1,000	1,000

Toyota Auto Receivables Owner Trust, Series 2010-B, Class A3, 1.04%, 2/18/14	28	28

Toyota Auto Receivables Owner Trust, Series 2012-A, Class A2, 0.57%, 10/15/14	674	674

Volkswagen Auto Lease Trust, Series 2012-A, Class A2, 0.66%, 11/20/14	1,104	1,106

World Omni Auto Receivables Trust, Series 2012-A, Class A2, 0.52%, 6/15/15	1,683	1,685

World Omni Auto Receivables Trust, Series 2012-B, Class A2, 0.43%, 11/16/15	3,000	3,000
		53,531

Credit Card – 3.0%

American Express Credit Account Master Trust Series 2012-5, Class A, 0.59%, 5/15/18	4,400	4,403

BA Credit Card Trust, Series 2010-A1, Class A1, 0.50%, 9/15/15	2,500	2,500

Chase Issuance Trust, Series 2012-A3, Class A3, 0.79%, 6/15/17	2,000	2,010

Chase Issuance Trust, Series 2012-A5, Class A5, 0.59%, 8/15/17	2,000	1,998

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 9.1% – continued

Credit Card – 3.0% – continued

Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	$5,000	$4,992

Dryrock Issuance Trust, Series 2012-1, Class A, 0.35%, 8/15/17	4,500	4,502

GE Capital Credit Card Master Note Trust, Series 2011-1, Class A, 0.75%, 1/15/17	1,500	1,506

GE Capital Credit Card Master Note Trust, Series 2012-4, Class A, 0.50%, 6/15/18	2,000	2,005

Golden Credit Card Trust, Series 2012-5A, Class A, 0.79%, 9/15/17 (1)	3,000	3,006

Golden Credit Card Trust, Series 2013-1A, Class A, 0.45%, 2/15/18 (1)	3,000	3,000

Turquoise Card Backed Securities PLC, Series 2011-1A, Class A, 0.95%, 9/15/16 (1)	3,000	3,007
		32,929

Other – 1.3%

GE Dealer Floorplan Master Note Trust, Series 2011-1, Class A, 0.80%, 7/20/16	2,000	2,013

GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A, 0.64%, 10/20/17	2,000	2,004

GE Equipment Midticket LLC, Series 2012-1, Class A3, 0.60%, 5/23/16	2,500	2,502

GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 0.85%, 11/21/14 (1)	1,000	1,001

GE Equipment Transportation LLC, Series 2013-1, Class A2, 0.50%, 11/24/15	1,500	1,499

GE Equipment Transportation LLC, Series 2012-2, Class A2, 0.47%, 4/24/15	1,000	1,000

Mercedes-Benz Master Owner Trust, Series 2012-BA, Class A, 0.47%, 11/15/16 (1)	1,250	1,250

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 9.1% – continued

Other – 1.3% – continued

Volvo Financial Equipment LLC, Series 2013-1A, Class A2, 0.53%, 11/16/15 (1)	$3,000	$3,000
		14,269
Total Asset-Backed Securities
(Cost $100,670)		100,729

CORPORATE BONDS – 48.1%

Aerospace/Defense – 1.9%

United Technologies Corp., 0.56%, 12/2/13	2,380	2,385
0.79%, 6/1/15	9,045	9,133
1.20%, 6/1/15	9,171	9,300
		20,818

Agriculture – 1.6%

Bunge Ltd. Finance Corp., 5.35%, 4/15/14	4,010	4,187

Philip Morris International, Inc., 0.34%, 2/26/15	7,000	7,005

Reynolds American, Inc., 1.05%, 10/30/15	6,900	6,903
		18,095

Auto Manufacturers – 1.0%

Daimler Finance N.A. LLC, 0.89%, 3/28/14 (1)	3,500	3,509
1.09%, 4/10/14(1)	3,000	3,012
1.65%, 4/10/15(1)	1,795	1,816
1.25%, 1/11/16(1)	1,250	1,254

Nissan Motor Acceptance Corp., 1.00%, 3/15/16(1)	1,000	999
		10,590

Auto Parts & Equipment – 0.2%

Johnson Controls, Inc., 4.88%, 9/15/13	2,600	2,651

Banks – 8.6%

Bank of America Corp., 1.86%, 7/11/14	2,100	2,130
1.25%, 1/11/16	3,000	2,987

Capital One Financial Corp., 1.45%, 7/15/14	1,500	1,516
2.13%, 7/15/14	2,000	2,031
2.15%, 3/23/15	2,072	2,114
1.00%, 11/6/15	3,000	2,989

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Banks – 8.6% – continued

Citigroup, Inc., 2.29%, 8/13/13	$3,000	$3,020
5.50%, 10/15/14	1,000	1,067
2.25%, 8/7/15	800	819
1.08%, 4/1/16 (2)	5,000	5,003

Fifth Third Bank, 0.70%, 2/26/16	9,000	9,007

Goldman Sachs Group (The), Inc., 4.75%, 7/15/13	2,000	2,024
1.30%, 2/7/14	4,500	4,522
5.13%, 1/15/15	2,000	2,137

HSBC USA, Inc., 2.38%, 2/13/15	5,000	5,145

JPMorgan Chase & Co., 1.88%, 3/20/15	4,050	4,127
0.96%, 10/15/15	3,500	3,519
1.10%, 10/15/15	7,000	7,010
0.91%, 2/26/16	4,250	4,252
1.13%, 2/26/16	3,000	3,006

Morgan Stanley, 1.90%, 1/24/14	2,000	2,016
2.88%, 1/24/14	2,500	2,541
1.54%, 2/25/16	5,000	5,021

Wells Fargo & Co., 1.20%, 6/26/15	6,500	6,585
1.50%, 7/1/15	7,000	7,116
0.50%, 10/28/15	3,000	2,989
		94,693

Beverages – 2.2%

Anheuser-Busch Cos. LLC, 5.00%, 1/15/15	1,000	1,076

Anheuser-Busch InBev Worldwide, Inc., 0.67%, 7/14/14	1,900	1,908
1.50%, 7/14/14	3,000	3,034
0.80%, 7/15/15	5,640	5,651

Coca-Cola Enterprises, Inc., 1.13%, 11/12/13	2,500	2,511

PepsiCo, Inc., 0.75%, 3/5/15	8,000	8,026

SABMiller Holdings, Inc., 1.85%, 1/15/15 (1)	2,000	2,032
		24,238

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Biotechnology – 1.0%

Amgen, Inc., 1.88%, 11/15/14	$3,500	$3,569

Gilead Sciences, Inc., 2.40%, 12/1/14	7,000	7,193
		10,762

Chemicals – 0.3%

Airgas, Inc., 2.85%, 10/1/13	3,500	3,538

Commercial Services – 0.2%

ERAC USA Finance LLC, 2.75%, 7/1/13 (1)	1,000	1,005
2.25%, 1/10/14 (1)	1,500	1,518
		2,523

Computers – 1.7%

Dell, Inc., 0.88%, 4/1/14	3,400	3,387

Hewlett-Packard Co., 6.13%, 3/1/14	3,387	3,545
1.83%, 9/19/14	2,000	2,020

International Business Machines Corp., 0.88%, 10/31/14	3,000	3,024
0.55%, 2/6/15	1,500	1,502
0.75%, 5/11/15	5,000	5,033
		18,511

Diversified Financial Services – 10.3%

American Express Credit Corp., 1.38%, 6/12/15	14,350	14,561
1.75%, 6/12/15	1,412	1,443

American Honda Finance Corp., 1.63%, 9/20/13 (1)	1,800	1,811
0.52%, 11/3/14 (1)	1,710	1,712
1.45%, 2/27/15 (1)	2,000	2,027
1.00%, 8/11/15 (1)	6,000	6,022

Caterpillar Financial Services Corp., 6.13%, 2/17/14	1,695	1,780
0.44%, 8/27/14	1,880	1,883
1.05%, 3/26/15	2,000	2,020
1.10%, 5/29/15	2,000	2,023
0.70%, 11/6/15	9,645	9,653

Charles Schwab (The) Corp., 0.85%, 12/4/15	4,000	4,016

General Electric Capital Corp., 1.00%, 4/24/14	2,500	2,518

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Diversified Financial Services – 10.3% – continued
0.54%, 9/15/14	$2,640	$2,641
2.15%, 1/9/15	2,000	2,051
0.50%, 10/6/15	6,000	5,961
0.88%, 12/11/15	2,925	2,949
0.91%, 1/8/16	1,250	1,256
1.00%, 1/8/16	1,700	1,701

Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (1)	3,000	3,010

Harley-Davidson Funding Corp., 5.75%, 12/15/14 (1)	2,786	3,010

Hyundai Capital America, 1.63%, 10/2/15 (1)	2,000	2,014

John Deere Capital Corp., 0.45%, 6/16/14	3,000	3,005
0.41%, 10/8/14	1,400	1,401
0.88%, 4/17/15	2,000	2,012
0.95%, 6/29/15	4,822	4,866
0.70%, 9/4/15	7,000	7,009

PACCAR Financial Corp., 1.55%, 9/29/14	3,200	3,254

Toyota Motor Credit Corp., 1.25%, 11/17/14	6,000	6,075
0.45%, 12/5/14	10,000	10,001
		113,685

Electric – 2.4%

Alabama Power Co., 0.55%, 10/15/15	2,900	2,899

Commonwealth Edison Co., 1.63%, 1/15/14	2,000	2,018

Dominion Resources, Inc., 1.80%, 3/15/14	1,000	1,011

Duke Energy Carolinas LLC, 5.30%, 10/1/15	5,015	5,597

Florida Power Corp., 0.65%, 11/15/15	3,500	3,500

Georgia Power Co., 0.75%, 8/10/15	3,720	3,733
0.63%, 11/15/15	1,900	1,899

NextEra Energy Capital Holdings, Inc., 2.55%, 11/15/13	3,000	3,036
1.61%, 6/1/14	1,000	1,010
1.20%, 6/1/15	2,000	2,015
		26,718

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Food – 2.3%

ConAgra Foods, Inc., 1.30%, 1/25/16	$2,000	$2,016

General Mills, Inc., 0.64%, 5/16/14	9,000	9,029
0.60%, 1/29/16	1,000	1,001

Kellogg Co., 0.52%, 2/13/15	2,700	2,703
1.13%, 5/15/15	2,000	2,019

Kraft Foods Group, Inc., 1.63%, 6/4/15	2,000	2,031

Unilever Capital Corp., 0.45%, 7/30/15	7,000	6,980
		25,779

Healthcare – Products – 0.3%

DENTSPLY International, Inc., 1.79%, 8/15/13	3,400	3,414

Healthcare – Services – 0.6%

Quest Diagnostics, Inc., 1.13%, 3/24/14	2,000	2,010

UnitedHealth Group, Inc., 0.85%, 10/15/15	2,000	2,006

WellPoint, Inc., 1.25%, 9/10/15	2,000	2,016
		6,032

Insurance – 2.3%

American International Group, Inc., 3.00%, 3/20/15	3,000	3,112

Berkshire Hathaway Finance Corp., 2.45%, 12/15/15	2,362	2,478

Berkshire Hathaway, Inc., 0.99%, 8/15/14	5,000	5,048
0.80%, 2/11/16	2,000	2,011

MetLife Institutional Funding II, 0.68%, 1/6/15 (1)	2,000	2,002

Metropolitan Life Global Funding I, 1.06%, 1/10/14 (1)	1,500	1,508

New York Life Global Funding, 0.75%, 7/24/15 (1)	9,305	9,338
		25,497

Internet – 0.9%

Amazon.com, Inc., 0.65%, 11/27/15	6,000	5,993

See Notes to the Financial Statements.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Internet – 0.9% – continued

eBay, Inc., 0.70%, 7/15/15	$4,250	$4,269
		10,262

Machinery – Construction & Mining – 0.2%

Caterpillar, Inc., 0.95%, 6/26/15	2,030	2,046

Media – 1.5%

Comcast Corp., 6.50%, 1/15/15	1,645	1,814

NBCUniversal Media LLC, 2.10%, 4/1/14	3,475	3,523

Time Warner Cable, Inc., 6.20%, 7/1/13	2,000	2,027

Viacom, Inc., 1.25%, 2/27/15	3,000	3,021

Walt Disney (The) Co., 0.45%, 12/1/15	6,400	6,394
		16,779

Mining – 0.2%

Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	2,500	2,518

Miscellaneous Manufacturing – 0.9%

Danaher Corp., 1.30%, 6/23/14	2,000	2,021

Eaton Corp., 4.90%, 5/15/13	2,500	2,513
0.95%, 11/2/15 (1)	4,000	4,019

General Electric Co., 0.85%, 10/9/15	1,000	1,003
		9,556

Office/Business Equipment – 0.3%

Pitney Bowes, Inc., 3.88%, 6/15/13	1,500	1,508

Xerox Corp., 1.11%, 5/16/14	2,000	1,997
		3,505

Oil & Gas – 0.5%

Marathon Oil Corp., 0.90%, 11/1/15	1,500	1,496

Phillips 66, 1.95%, 3/5/15	4,000	4,088
		5,584

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Oil & Gas Services – 0.2%

Cameron International Corp., 1.60%, 4/30/15	$2,000	$2,019

Pharmaceuticals – 1.5%

AbbVie, Inc., 1.20%, 11/6/15 (1)	7,000	7,054

Express Scripts Holding Co., 2.10%, 2/12/15	3,000	3,065

McKesson Corp., 0.95%, 12/4/15	2,900	2,908

Zoetis, Inc., 1.15%, 2/1/16 (1)	3,000	3,008
		16,035

Pipelines – 0.8%

Enterprise Products Operating LLC, 3.70%, 6/1/15	5,000	5,293
1.25%, 8/13/15	3,000	3,022
		8,315

Real Estate Investment Trusts – 0.2%

HCP, Inc., 2.70%, 2/1/14	2,000	2,031

Retail – 1.8%

Costco Wholesale Corp., 0.65%, 12/7/15	11,645	11,662

McDonald’s Corp., 0.75%, 5/29/15	2,000	2,011

Nordstrom, Inc., 6.75%, 6/1/14	3,500	3,745

Target Corp., 4.00%, 6/15/13	2,000	2,014
		19,432

Semiconductors – 0.5%

Broadcom Corp., 1.50%, 11/1/13	2,000	2,011

Texas Instruments, Inc., 0.45%, 8/3/15	3,500	3,491
		5,502

Software – 0.2%

Microsoft Corp., 2.95%, 6/1/14	2,000	2,062

Telecommunications – 1.2%

AT&T, Inc., 0.80%, 12/1/15	5,000	4,990

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Telecommunications – 1.2% – continued
0.68%, 2/12/16	$4,200	$4,217

Verizon Communications, Inc., 1.25%, 11/3/14	2,500	2,531
0.70%, 11/2/15	1,000	995
		12,733

Transportation – 0.3%

FedEx Corp., 7.38%, 1/15/14	3,094	3,257
Total Corporate Bonds
(Cost $526,576)		529,180

COVERED BONDS – 0.8%

Banks – 0.8%

Bank of Nova Scotia, 1.45%, 7/26/13 (1)	1,300	1,304

Canadian Imperial Bank of Commerce, 1.50%, 12/12/14 (1)	2,000	2,036

Cie de Financement Foncier S.A., 2.13%, 4/22/13 (1)	1,000	1,001

National Bank of Canada, 1.65%, 1/30/14 (1)	1,500	1,516

Swedbank Hypotek AB, 0.73%, 3/28/14 (1)	3,000	3,011
		8,868
Total Covered Bonds
(Cost $8,822)		8,868

FOREIGN ISSUER BONDS – 30.6%

Agriculture – 0.1%

BAT International Finance PLC, 1.40%, 6/5/15 (1)	1,000	1,012

Auto Manufacturers – 1.0%

Volkswagen International Finance N.V., 0.89%, 4/1/14 (1)	1,595	1,598
1.63%, 3/22/15 (1)	9,470	9,589
		11,187

Banks – 17.5%

Abbey National Treasury Services PLC, 1.88%, 4/25/14	2,000	2,019

ABN AMRO Bank N.V., 1.38%, 1/22/16 (1)	4,500	4,502

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 30.6% – continued

Banks – 17.5% – continued

Australia & New Zealand Banking Group Ltd., 0.55%, 1/29/15	$5,000	$5,001
0.90%, 2/12/16	3,000	3,008

Bank of England Euro Note, 0.50%, 3/21/16 (1)	6,000	6,000

Bank of Montreal, 0.75%, 9/11/15	8,000	8,046
0.80%, 11/6/15	5,000	4,993

Bank of Nova Scotia, 0.72%, 2/27/14	3,500	3,514
0.75%, 10/9/15	4,378	4,376

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 0.74%, 2/26/16 (1)	4,500	4,497

Barclays Bank PLC, 1.35%, 1/13/14	2,500	2,513
3.90%, 4/7/15	3,000	3,173

BNP Paribas S.A., 1.21%, 1/10/14	3,465	3,481
3.03%, 12/20/14	8,500	8,824

Commonwealth Bank of Australia, 1.95%, 3/16/15	3,000	3,071
1.08%, 9/18/15 (1)	3,500	3,538
1.25%, 9/18/15	6,000	6,060

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., 0.76%, 3/18/16	6,000	5,996

Credit Suisse, 5.00%, 5/15/13	2,000	2,012
1.27%, 1/14/14	8,469	8,523

Deutsche Bank A.G., 3.45%, 3/30/15	1,000	1,050

Export-Import Bank of Korea, 1.25%, 11/20/15	8,000	8,005

HSBC Bank PLC, 0.94%, 8/12/13 (1)	2,000	2,004
3.50%, 6/28/15 (1)	1,500	1,587

ING Bank N.V., 1.92%, 9/25/15 (1)	9,422	9,608
1.23%, 3/7/16 (1)	11,000	10,994

Korea Development Bank (The), 8.00%, 1/23/14	4,500	4,750
1.00%, 1/22/16	5,500	5,455

National Australia Bank Ltd., 1.50%, 1/30/14	3,200	3,233

See Notes to the Financial Statements.

FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 30.6% – continued

Banks – 17.5% – continued
0.60%, 1/22/15 (1)	$1,000	$1,000
1.43%, 8/7/15	8,000	8,149

Nederlandse Waterschapsbank N.V., 0.75%, 3/29/16 (1)	3,000	2,995

Nordea Bank Finland PLC, 1.19%, 4/9/14	3,000	3,025

Oesterreichische Kontrollbank A.G., 1.13%, 7/6/15	2,000	2,029

Royal Bank of Canada, 1.45%, 10/30/14	2,000	2,030
1.15%, 3/13/15	4,000	4,044
0.85%, 3/8/16	2,500	2,500

Royal Bank of Scotland Group PLC, 2.55%, 9/18/15	3,000	3,083

Societe Generale S.A., 1.36%, 4/11/14 (1)	3,000	3,017

Sumitomo Mitsui Banking Corp., 0.90%, 1/18/16	5,000	4,984

Svenska Handelsbanken, 0.83%, 9/16/13	2,000	2,006
1.10%, 7/17/14	1,700	1,704

Svenska Handelsbanken AB, 0.73%, 3/21/16	2,200	2,199

Westpac Banking Corp., 1.10%, 7/17/15 (1)	2,000	2,022
1.13%, 9/25/15	3,000	3,023
0.95%, 1/12/16	5,500	5,521
		193,164

Beverages – 0.5%

Heineken N.V., 0.80%, 10/1/15 (1)	5,000	5,000

Chemicals – 0.3%

Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	3,300	3,464

Food – 0.4%

Tesco PLC, 2.00%, 12/5/14 (1)	4,000	4,074

Healthcare – Products – 0.4%

Covidien International Finance S.A., 1.88%, 6/15/13	2,000	2,006
1.35%, 5/29/15	2,000	2,029
		4,035

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 30.6% – continued

Leisure Time – 0.3%

Carnival Corp., 1.20%, 2/5/16	$2,700	$2,703

Mining – 1.3%

Barrick Gold Corp., 1.75%, 5/30/14	3,000	3,033

BHP Billiton Finance USA Ltd., 1.13%, 11/21/14	3,200	3,235
1.00%, 2/24/15	1,000	1,010

Rio Tinto Alcan, Inc., 4.50%, 5/15/13	3,000	3,012

Rio Tinto Finance USA Ltd., 5.88%, 7/15/13	2,000	2,030

Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (1)	2,000	2,050
		14,370

Miscellaneous Manufacturing – 0.6%

Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 8/15/13	3,400	3,468

Pentair Finance S.A., 1.35%, 12/1/15 (1)	2,000	2,003

Tyco Electronics Group S.A., 1.60%, 2/3/15	1,500	1,517
		6,988

Multi-National – 0.2%

Inter-American Development Bank, 0.28%, 10/15/15 (1)	2,500	2,500

Oil & Gas – 4.2%

BP Capital Markets PLC, 0.88%, 3/11/14	5,000	5,027
1.70%, 12/5/14	5,000	5,097
0.70%, 11/6/15	8,900	8,885

Canadian Natural Resources Ltd., 1.45%, 11/14/14	7,000	7,078

Petrobras International Finance Co., 2.88%, 2/6/15	2,500	2,552

Shell International Finance B.V., 3.10%, 6/28/15	5,000	5,285
0.63%, 12/4/15	5,000	5,018

Total Capital Canada Ltd., 0.68%, 1/17/14	4,000	4,012
0.68%, 1/15/16	2,900	2,913
		45,867

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 30.6% – continued

Oil & Gas Services – 0.3%

Schlumberger Investment S.A., 0.83%, 9/12/14 (1)	$3,100	$3,122

Pharmaceuticals – 2.0%

GlaxoSmithKline Capital PLC, 0.75%, 5/8/15	9,605	9,648

Sanofi, 0.59%, 3/28/14	2,230	2,236
1.20%, 9/30/14	4,131	4,175

Takeda Pharmaceutical Co. Ltd., 1.03%, 3/17/15 (1)	4,750	4,791

Teva Pharmaceutical Finance III B.V., 0.78%, 3/21/14	1,350	1,355
		22,205

Pipelines – 0.6%

TransCanada PipeLines Ltd., 0.88%, 3/2/15	5,000	5,022
0.75%, 1/15/16	1,600	1,598
		6,620

Regional – 0.2%

Province of Ontario Canada, 0.43%, 4/1/15	2,000	2,004

Sovereign – 0.5%

Kommunalbanken A/S, 0.32%, 1/26/15 (1)	5,000	4,996

Kommuninvest I Sverige AB, 0.30%, 3/26/15 (1)	1,000	1,000
		5,996

Telecommunications – 0.2%

Vodafone Group PLC, 0.68%, 2/19/16	2,400	2,398
Total Foreign Issuer Bonds
(Cost $335,320)		336,709

U.S. GOVERNMENT AGENCIES – 3.8% (3)

Fannie Mae – 2.5%
0.50%, 10/22/15	3,000	3,003
0.46%, 10/30/15	5,000	4,999
0.50%, 11/6/15	10,000	10,006
0.50%, 11/6/15	5,000	4,999
0.52%, 12/24/15	5,000	5,001
		28,008

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 3.8% (3) – continued

Federal Farm Credit Bank – 0.3%

0.30%, 7/18/14	$3,000	$3,003

Freddie Mac – 1.0%
0.50%, 9/25/15	3,000	3,001
0.50%, 11/27/15	5,000	5,005
0.50%, 1/28/16	3,000	3,000
		11,006
Total U.S. Government Agencies
(Cost $42,000)		42,017

U.S. GOVERNMENT OBLIGATIONS – 5.3%

U.S. Treasury Notes – 5.3%
1.25%, 8/31/15	7,000	7,161
1.25%, 9/30/15	5,000	5,118
0.25%, 10/15/15	7,000	6,989
1.25%, 10/31/15	2,000	2,048
0.25%, 12/15/15	15,000	14,968
0.38%, 1/15/16	5,000	5,005
0.38%, 2/15/16	12,000	12,007
0.38%, 3/15/16	5,000	5,003
		58,299
Total U.S. Government Obligations
(Cost $58,217)		58,299

MUNICIPAL BONDS – 1.4%

California – 0.6%

County of Orrange Pension Obligation TRB, Series A, 0.76%, 6/30/14	7,000	7,000

Florida – 0.3%

Citizens Property Insurance Corp. Revenue Bonds, Series A3, High Risk Floating Notes, 1.87%, 6/1/13	3,000	3,008

Pennsylvania – 0.5%

Philadelphia Authority for Industrial Development City Service Agreement TRB, 1.20%, 4/1/14	5,000	5,032
Total Municipal Bonds
(Cost $15,001)		15,040

See Notes to the Financial Statements.

FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 0.1%

Auto Manufacturers – 0.1%

Daimler Finance N.A. LLC, 1.06%, 9/27/13 (1)(4)	$1,000	$997
Total Commercial Paper
(Cost $995)		997

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (5)(6)	6,931,893	$6,932
Total Investment Companies
(Cost $6,932)		6,932

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

Hudson County Improvement Authority Taxable Revenue Notes, Series O-2 (County Gtd.), 1.25%, 12/20/13	$3,040	$3,058
Total Short-Term Investments
(Cost $3,053)		3,058

Total Investments – 100.1%
(Cost $1,097,586)		1,101,829

Liabilities less Other Assets – (0.1)%		(686)
NET ASSETS – 100.0%		$1,101,143

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	When-Issued Security.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	Zero coupon bond reflects effective yield on the date of purchase.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(6)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $4,809,000 with net purchases of approximately $2,123,000 during the fiscal year ended March 31, 2013.

Percentages shown are based on Net Assets. The classification shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the quality distribution (unaudited) for the Ultra-Short Fixed Income Fund was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
AAA	12.8%
AA	18.1
A	42.0
BBB	16.0
A2 (Short Term)	0.1
US Agency	3.8
US Treasury	5.3
Not Rated	1.3
Cash Equivalents	0.6

Total	100.0%

* Credit quality ratings are based on the available Moody’s, Standard & Poor’s, and/or Fitch ratings. When ratings from all three agencies are available, the median rating is used. When ratings are available from two of the agencies, the lower rating is used. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2013

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Ultra-Short Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$ –	$100,729	(1)	$–	$100,729
Corporate Bonds	–	529,180	(1)	–	529,180
Covered Bonds	–	8,868	(1)	–	8,868
Foreign Issuer Bonds	–	336,709	(1)	–	336,709
U.S. Government Agencies	–	42,017	(1)	–	42,017
U.S. Government Obligations	–	58,299		–	58,299
Municipal Bonds	–	15,040	(1)	–	15,040
Commercial Paper	–	997		–	997
Investment Companies	6,932	–		–	6,932
Short-Term Investments	–	3,058		–	3,058
Total Investments	$6,932	$1,094,897		$–	$1,101,829

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly

See Notes to the Financial Statements.

FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 34.1% (1)

Fannie Mae – 19.0%

Pool #555649, 7.50%, 10/1/32	$97	$113

Pool #745148, 5.00%, 1/1/36	621	674

Pool #893082, 3.03%, 9/1/36	326	349

Pool #AH1166, 4.50%, 12/1/40	277	303

Pool TBA, 4.00%, 4/15/40 (2)	1,875	1,999
4.50%, 4/15/40 (2)	5,465	5,888

Series 2007-26, Class C, 5.50%, 3/25/33	130	132
		9,458

Freddie Mac – 6.3%
1.25%, 5/12/17	1,790	1,829

Pool #1J0365, 3.00%, 4/1/37	400	426

Pool #1J2840, 3.02%, 9/1/37	617	661

Pool #410092, 2.29%, 11/1/24	42	43

Series 3730, Class PL, 4.50%, 1/15/33	158	160
		3,119

Government National Mortgage Association – 7.6%

Series 2010-141, CLass A, 1.86%, 8/16/31	254	257

Series 2011-31, Class A, 2.21%, 12/16/35	498	509

Series 2011-49, Class A, 2.45%, 7/16/38	426	440

Series 2011-49, Class AB, 2.80%, 1/16/34	202	208

Series 2012-123, Class A, 1.04%, 7/16/46	511	509

Series 2013-12, Class KA, 1.50%, 12/16/43	456	463

Series 2013-17, Class AF, 1.21%, 11/16/43	484	488

Series 2013-40, Class AB, 1.30%, 6/16/35	415	419

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 34.1% (1) – continued

Government National Mortgage Association – 7.6% – continued

Series 2013-45, Class A, 1.45%, 10/16/40	$475	$481
		3,774

Government National Mortgage Association I – 0.1%

Pool #268360, 10.00%, 4/15/19	16	18

Pool #270288, 10.00%, 6/15/19	16	18
		36

Government National Mortgage Association II – 1.1%

Pool #82581, 4.00%, 7/20/40	524	563
Total U.S. Government Agencies
(Cost $16,728)		16,950

U.S. GOVERNMENT OBLIGATIONS – 77.6%

U.S. Treasury Bonds – 2.9%

3.13%, 2/15/43	1,425	1,428

U.S. Treasury Inflation Indexed Notes – 5.5%
2.00%, 1/15/14	195	251
1.25%, 4/15/14	225	253
1.63%, 1/15/15	195	251
0.50%, 4/15/15	890	993
0.13%, 4/15/17	910	994
		2,742

U.S. Treasury Notes – 69.2%
0.25%, 3/31/15	3,580	3,580
0.38%, 3/15/16	11,245	11,252
0.75%, 3/31/18	3,605	3,601
1.13%, 3/31/20	7,220	7,224
2.00%, 2/15/23	8,640	8,749
		34,406
Total U.S. Government Obligations
(Cost $38,486)		38,576

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 16.4%

Northern Institutional Funds - U.S. Government Portfolio, 0.01% (3)(4)	8,187,604	$8,188
Total Investment Companies
(Cost $8,188)		8,188

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.0%

U.S. Treasury Bill, 0.11%, 5/30/13 (5)	$1,000	$1,000
Total Short-Term Investments
(Cost $1,000)		1,000

Total Investments – 130.1%
(Cost $64,402)		64,714

Liabilities less Other Assets – (30.1)%		(14,990)
NET ASSETS – 100.0%		$49,724

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	When-Issued Security.
(3)	At March 31, 2012, the value of the Fund’s investment in the U.S. Government Portfolio of the Northern Institutional Funds was approximately $26,909,000 with net sales of approximately $18,721,000 during the fiscal year ended March 31, 2013.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the quality distribution (unaudited) for the U.S. Government Fund was:

QUALITY DISTRIBUTION*	% OF LONG TERM INVESTMENTS
U.S. Treasury	71.1%
U.S. Agency	17.5
Cash Equivalents	11.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2013, the U.S. Government Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED LOSS (000s)
CME Ultra Long Term U.S. Treasury Bond	(10)	$1,576	Short	6/13	$(14)
Ten Year U.S. Treasury Note	(33)	4,355	Short	6/13	(22)

Total					$(36)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies	$ –	$16,950	(1)	$–	$16,950
U.S. Government Obligations	–	38,576	(1)	–	38,576
Investment Companies	8,188	–		–	8,188
Short-Term Investments	–	1,000		–	1,000
Total Investments	$8,188	$56,526		$–	$64,714

See Notes to the Financial Statements.

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts		$(36)	$–	$–		$(36)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2013

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
COP	Certificate of Participation
FGIC	Financial Guaranty Insurance Corporation
G.O.	General Obligation
GTD	Guaranteed
LOC	Line of Credit
NATL-RE	National Public Finance Guarantee Corporation
PCR	Pollution Control Revenue
PSF	Permanent School Fund
TRB	Tax Revenue Bonds

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The interest rates represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2013

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 47 portfolios as of March 31, 2013, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Prior to November 17, 2012, the Core Bond Fund and Short Bond Fund operated as the Core Bond Portfolio and Short Bond Portfolio (the “Predecessor Funds”), investment portfolios of the Northern Institutional Funds. The Predecessor Funds were authorized to issue three classes of shares: Class A, Class C and Class D. Each class was distinguished by the level of administrative, liaison and transfer agent services provided. Effective October 13, 2011, the Class C Share and Class D Share classes of the Predecessor Funds were closed to investment by new accounts. At the close of business on November 28, 2011, shareholders who held Class C Shares and Class D Shares of the Predecessor Funds had their shares automatically converted to Class A Shares of the same Predecessor Fund on the basis of the relative net asset value per share of the respective share classes as of the close of business on November 28, 2011. On November 16, 2012, the Predecessor Funds were reorganized into the Core Bond Fund and Short Bond Fund, pursuant to a Plan of Reorganization approved by the Predecessor Funds’ Board of Trustees on August 9, 2012 (the “Reorganization”). At the time of Reorganization, each Predecessor Fund transferred all of its assets to the corresponding Fund in exchange for shares of the corresponding Fund and the Fund’s assumption of all the liabilities of the Predecessor Fund. Upon closing of the Reorganization, holders of each Predecessor Fund’s Class A shares received shares of the corresponding Fund. The Reorganization was tax-free.

Prior to the Reorganization, the Core Bond Fund and Short Bond Fund had no net assets or operations and therefore, activity shown in the Statements of Operations, Statements of Changes in Net Assets and Financial Highlights prior to the Reorganization represents the operations, changes in net assets and financial highlights of the Predecessor Funds. The cost basis of the investments transferred from each Predecessor Fund was carried forward to the corresponding Fund for accounting and tax purposes.

The Core Bond Fund and Short Bond Funds’ fiscal year end and tax year end changed from November 30 to March 31.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated

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NOTES TO THE FINANCIAL STATEMENTS continued

time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “NTGI PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. The NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, the NTGI PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

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MARCH 31, 2013

At March 31, 2013, the Core Bond Fund, Fixed Income Fund, Short Bond Fund, Short Intermediate U.S. Government Fund and U.S. Government Fund had entered into exchange-traded short futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $2,000,000, $13,600,005, $59,996,000, $4,000,000 and $1,000,000, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rates on the NYSE at generally 3:00 P.M. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

D) FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts in the Statement of Operations. A Fund records realized gains or losses at the time the foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions to the Funds’ Financial Statements can be found in Note 9.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2013, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

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NOTES TO THE FINANCIAL STATEMENTS continued

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. The Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds charge a 1 percent redemption fee on the redemption of shares (including by exchange) held for 90 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees for the fiscal year ended March 31, 2013 were approximately $118,000 and $6,000 for the High Yield Fixed Income and Tax-Advantaged Ultra-Short Fixed Income Funds, respectively. The Ultra-Short Fixed Income Fund did not have any redemption fees for the fiscal year ended March 31, 2013. Redemption fees for the fiscal year ended March 31, 2012, were approximately $20,000 for the High Yield Fixed Income Fund. The Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds did not have any redemption fees for the fiscal year ended March 31, 2012. This amount is included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

J) FUND SECURITIES LOANED The Predecessor Funds participated in Northern Trust’s securities lending program and loaned a portion of their investment portfolios to securities lending borrowers (e.g. brokers approved by Northern Trust). Northern Trust received collateral for the Predecessor Funds, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the participating Predecessor Funds in connection with such loans. Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), the Predecessor Funds held invested cash collateral in Northern Institutional Funds Liquid Assets Portfolio, an affiliated money market fund. Non-cash collateral was held in custody for the Predecessor Funds. The Predecessor Funds did not exercise effective control over the non-cash collateral received. The value of the collateral was monitored daily to ensure the value of such collateral met or exceeded the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral might have been subject to legal proceedings.

The Predecessor Funds earned income on portfolio securities loaned, and received compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Predecessor Funds from securities lending was based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Predecessor Funds paid fees to Northern Trust for administering the securities lending program. The fees were typically based on a percentage of the revenue generated from the lending activities. Income from securities lending (net of fees) is disclosed as investment income in each Predecessor Fund’s Statement of Operations.

K) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Core Bond	Daily	Monthly
Fixed Income	Daily	Monthly
High Yield Fixed Income	Daily	Monthly
Short Bond	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly
Ultra-Short Fixed Income	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, and paydowns. These reclassifications have no impact on the net assets or the net asset values per share

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MARCH 31, 2013

of the Funds. At March 31, 2013, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Core Bond	$96	$(96)	$ —
Fixed Income	3,411	(3,438)	27
High Yield Fixed Income	(2,070)	2,070	—
Short Bond	65	(65)	—
Short-Intermediate U.S. Government	569	(574)	5
Tax-Advantaged Ultra-Short Fixed Income	2,019	(658)	(1,361)
U.S. Government	(26)	26	—

L) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2012 through the fiscal year end, the following Funds incurred net capital losses and/or net currency losses for which each Fund intends to treat as having been incurred in the following fiscal year (in thousands):

Short-Intermediate U.S. Government	$370
Fixed Income	6,066
U.S. Government	110

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012 and for the Predecessor Funds, the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2013, the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows (in thousands):

Fund	MARCH 31, 2015	MARCH 31, 2016
Short Bond	$308	$932

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2013, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

Amounts in thousands	UNDISTRIBUTED
	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Core Bond	$ —	$55	$107	$2,628
Fixed Income	—	1,551	8,113	58,198
High Yield Fixed Income	—	5,240	20,854	251,679
Short Bond	—	5	—	2,390
Short-Intermediate U.S. Government	—	28	—	1,035
Tax-Advantaged Ultra-Short Fixed Income	—	6	—	8,800
Ultra-Short Fixed Income	—	234	250	4,243
U.S. Government	—	100	—	228

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year and period ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$ —	$2,184	$749
Fixed Income	—	79,197	7,036
High Yield Fixed Income	—	405,683	—
Short Bond	—	798	—
Short-Intermediate U.S. Government	—	8,408	898
Tax-Advantaged Ultra-Short Fixed Income	6,803	5,708	—
Ultra-Short Fixed Income	—	6,667	766
U.S. Government	—	2,073	31

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Fixed Income	$ —	$52,090	$5,637
High Yield Fixed Income	—	334,562	—
Short-Intermediate U.S. Government	—	17,199	1,323
Tax-Advantaged Ultra-Short Fixed Income	6,296	3,545	1,000
Ultra-Short Fixed Income	—	5,080	457
U.S. Government	—	1,565	707

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$ —	$4,801	$543
Short Bond	—	2,339	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid by the Predecessor Funds during the fiscal year ended November 30, 2011 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$ —	$3,541	$641
Short Bond	—	3,450	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2013, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2010 through March 31, 2012, or November 30, 2010 through November 30, 2012, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year or period ended March 31, 2013.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year or period ended March 31, 2013.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on December 1, 2011, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the

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unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and the annual commitment fee on the unused portion of the credit line under the New Credit Facility is the same as those for the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At March 31, 2013, the Funds did not have any outstanding loans. The Funds did not have any borrowings or incur any interest expense for fiscal year or period ended March 31, 2013.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year or period ended March 31, 2013, the investment adviser contractually agreed to reimburse a portion of each Fund’s expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by administrator and/or adviser as a reduction to Total Expenses in the Statements of Operations. The contractual reimbursement arrangement is expected to continue until at least July 31, 2014. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by the investment adviser or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

The advisory fees for the Core Bond, High Yield Fixed Income, Short Bond, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds for the fiscal year or period ended March 31, 2013, and for the Fixed Income and Short-Intermediate U.S. Government Funds for the period from April 1, 2012 to August 23, 2012 were based on the following annual rates as set forth in the table below. The table below also sets forth the expense limitations for the fiscal year or period ended March 31, 2013 for the Funds.

	CONTRACTUAL ANNUAL ADVISORY FEE			CONTRACTUAL
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATION
Core Bond	0.40%	0.38%	0.36%	0.40%
Fixed Income	0.70%	0.66%	0.63%	0.45%
High Yield Fixed Income	0.70%	0.66%	0.63%	0.80%
Short Bond	0.40%	0.38%	0.36%	0.40%
Short-Intermediate U.S. Government	0.70%	0.66%	0.63%	0.40%
Tax-Advantaged Ultra-Short Fixed Income	0.15%	0.141%	0.135%	0.25%
Ultra-Short Fixed Income	0.15%	0.141%	0.135%	0.25%
U.S. Government	0.70%	0.66%	0.63%	0.40%

Effective August 24, 2012, NTI reduced the contractual fee rates for the Fixed Income and Short-Intermediate U.S. Government Funds. As a result, for these Funds, the advisory fees for the period from August 24, 2012 to March 31, 2013 were based on the following annual rates:

	CONTRACTUAL ANNUAL ADVISORY FEE
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Fixed Income	0.40%	0.38%	0.36%
Short-Intermediate U.S. Government	0.40%	0.38%	0.36%

Prior to November 17, 2012, the investment adviser was entitled to advisory fees with respect to the Predecessor Funds and agreed to waive a portion of such fees, at the annual rates set forth in the table below:

	ANNUAL ADVISORY FEE	LESS CONTRACTUAL WAIVER	ADVISORY FEE AFTER WAIVER
Core Bond	0.40%	0.15%	0.25%
Short Bond	0.40%	0.15%	0.25%

NORTHERN FUNDS ANNUAL REPORT	109	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets of the Funds. The transfer agent fees are reflected in the Funds’ Statement of Operations.

Prior to November 17, 2012, Northern Trust received a fee at an annual rate of 0.01 percent of the average daily net assets of the outstanding Class A shares of the Predecessor Funds as compensation for services rendered as transfer agent during fiscal year ended November 30, 2012. The transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive an administration fee, accrued daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The administration fees are reflected in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

NTI also acted as administrator to the Predecessor Funds and NTI was entitled to an administration fee from the Predecessor Funds at the annual rate of 0.10 percent of the average daily net assets of each Predecessor Fund. Under the administration agreement with Northern Institutional Funds, NTI, as administrator, had agreed to reimburse expenses (including fees payable to NTI for its services as administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest, indemnification expenses, acquired fund fees and expenses, each Predecessor Fund’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum and other extraordinary expenses) that exceeded on an annualized basis 0.10 percent of the Predecessor Fund’s average daily net assets.

For the Core Bond Fund and Short Bond Fund, the expenses reimbursed during the fiscal year ended November 30, 2012, under such arrangements, are shown as Less expenses reimbursed by administrator and/or adviser in the accompanying Statements of Operations. The expense reimbursement was paid monthly by NTI as Administrator.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds currently invest uninvested cash in the Diversified Assets Portfolio, the U.S. Government Portfolio or the Tax Exempt Portfolio (the “Portfolios”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the SEC. The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond and Ultra-Short Fixed Income Funds currently invest uninvested cash in the Diversified Assets Portfolio, the Short-Intermediate U.S. Government and U.S. Government Funds currently invest uninvested cash in the U.S. Government Portfolio, and the Tax-Advantaged Ultra-Short Fixed Income Fund currently invests uninvested cash in the Tax Exempt Portfolio. Accordingly, each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the

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FIXED INCOME FUNDS

MARCH 31, 2013

aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment advisers and/or their affiliates on any assets invested in the Diversified Assets Portfolio, U.S. Government Portfolio or the Tax Exempt Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less Expenses reimbursed by administrator and/or adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year or period ended March 31, 2013, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Core Bond	$283,985	$15,414	$281,197	$16,316
Fixed Income	14,019,245	760,979	14,005,593	560,512
High Yield Fixed Income	—	6,661,228	—	6,412,710
Short Bond	358,007	132,629	334,069	22,350
Short-Intermediate U.S. Government	5,829,080	2,273	5,790,657	55,367
Tax-Advantaged Ultra-Short Fixed Income	—	1,095,788	—	401,978
Ultra-Short Fixed Income	180,489	523,999	85,747	156,166
U.S. Government	1,393,209	—	1,396,634	—

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2013, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Core Bond	$2,839	$(210)	$2,629	$78,903
Fixed Income	63,713	(5,515)	58,198	1,925,572
High Yield Fixed Income	270,043	(18,364)	251,679	5,612,691
Short Bond	2,684	(294)	2,390	356,311
Short-Intermediate U.S. Government	1,486	(451)	1,035	363,826
Tax-Advantaged Ultra-Short Fixed Income	9,042	(242)	8,800	2,222,786
Ultra-Short Fixed Income	4,453	(210)	4,243	1,097,586
U.S. Government	394	(166)	228	64,486

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year or period ended March 31, 2013 were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	817		$8,649		216	$2,292	(1,467)	$(15,531)	(434)	$(4,590)
Fixed Income	43,400	*	465,632	*	3,414	36,243	(38,921)	(413,818)	7,893	88,057
High Yield Fixed Income	237,747		1,751,741		5,892	43,829	(208,840)	(1,557,494)	34,799	238,076
Short Bond	8,371		161,223		27	513	(740)	(14,260)	7,658	147,476
Short-Intermediate U.S. Government	10,124	**	103,401	**	729	7,298	(15,469)	(157,497)	(4,616)	(46,798)
Tax-Advantage Ultra-Short Fixed Income	198,095		2,009,648		235	2,389	(110,201)	(1,117,669)	88,129	894,368
Ultra-Short Fixed Income	97,221		993,145		295	3,010	(35,410)	(361,555)	62,106	634,600
U.S. Government	651		6,533		173	1,710	(1,946)	(19,563)	(1,122)	(11,320)

*	Numbers include assets received in connection with fund reorganization of approximately 13,687,000 in shares sold and $148,529,000 in proceeds from shares sold. For further information on the reorganization, see Note 12.

**	Numbers include assets received in connection with fund reorganization of approximately 5,685,000 in shares sold and $58,385,000 in proceeds from shares sold. For further information on the reorganization, see Note 12.

Transactions in capital shares for the fiscal year ended March 31, 2012 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Fixed Income	82,615	$865,018	2,055	$21,439	(35,915)	$(374,960)	48,755	$511,497
High Yield Fixed Income	310,392	2,213,506	4,680	33,706	(135,154)	(970,475)	179,918	1,276,737
Short-Intermediate U.S. Government	20,598	215,003	1,433	14,536	(92,640)	(973,659)	(70,609)	(744,120)
Tax-Advantaged Ultra-Short Fixed Income	113,458	1,148,144	292	2,950	(49,789)	(503,954)	63,961	647,140
Ultra-Short Fixed Income	32,983	334,934	209	2,119	(24,143)	(244,945)	9,049	92,108
U.S. Government	714	7,203	181	1,813	(2,301)	(23,038)	(1,406)	(14,022)

Transactions in capital shares/Class A shares for the fiscal year ended November 30, 2012 for the Core Bond and Short Bond Funds were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	8,841	$96,855	407	$4,316	(10,141)	$(110,797)	(893)	$(9,626)
Short Bond	14,940	287,272	70	1,332	(13,159)	(253,351)	1,851	35,253

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FIXED INCOME FUNDS

MARCH 31, 2013

Transactions in Class A shares for the fiscal year ended November 30, 2011 for the Predecessor Funds were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	AUTOMATIC CONVERSION SHARES	AUTOMATIC CONVERSION VALUE	SHARES FROM REINVESTED DIVIDENDS	REINV ESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Core Bond	1,060	$11,168	—	$ —	319	$3,342	(2,131)	$(22,618)	(752)	$(8,108)
Short Bond	3,498	66,379	4	73	110	2,082	(6,230)	(118,279)	(2,618)	(49,745)

Transactions in Class C shares for the fiscal year ended November 30, 2011 for Core Bond were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Core Bond	—	$—	—	$—	—	$(2)	—	$(2)

Transactions in Class D shares for the fiscal year ended November 30, 2011 for the Predecessor Funds were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINV ESTED OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	AUTOMATIC CONVERSION SHARES	AUTOMATIC CONVERSION VALUE	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Core Bond	—	$ —	—	$ —	—	$(1)	—	$ —	—	$(1)
Short Bond	1	9	—	1	—	(2)	(4)	(73)	(3)	(65)

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statement of Assets and Liabilities as of March 31, 2013:

Amounts in thousands		ASSETS		LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	COUNTERPARTY
Core Bond	Interest rate contracts	Net Assets — Unrealized appreciation	$11*	Net unrealized depreciation	$—*	Credit Suisse
Fixed Income	Interest rate contracts	Net Assets — Unrealized appreciation	143*	Net unrealized depreciation	(666)*	Credit Suisse
Short Bond	Interest rate contracts	Net Assets — Unrealized appreciation	-*	Net unrealized depreciation	(65)*	Credit Suisse
Short-Intermediate U.S. Government	Interest rate contracts	Net Assets — Unrealized appreciation	-*	Net unrealized depreciation	(144)*	Credit Suisse
U.S. Government	Interest rate contracts	Net Assets — Unrealized appreciation	-*	Net unrealized depreciation	(36)*	Credit Suisse
*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported in the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year or period ended March 31, 2013:

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$120
Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	2,326
High Yield Fixed Income	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	18
Short Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	17
Short-Intermediate U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	271
U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	41

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Core Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$11
Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(524)
High Yield Fixed Income	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	(10)
Short Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(34)
Short-Intermediate U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(144)
U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(36)

Volume of derivative activity for the fiscal year/period ended March 31, 2013*:

	FOREIGN EXCHANGE CONTRACTS**		FUTURES INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***
Core Bond	—	$ —	11	$2,023
Fixed Income	—	—	15	49,908
High Yield Fixed Income	1	13,385	—	—
Short Bond	—	—	8	9,404
Short-Intermediate U.S. Government	—	—	16	14,821
U.S. Government	—	—	9	4,256

*	Activity during the period is measured by number of trades during the year and average notional amount for foreign exchange and
futures	equity contracts.

**	Foreign exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on a Fund’s financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of both of these requirements and the impacts they will have to the financial statement amounts and footnote disclosures, if any.

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FIXED INCOME FUNDS

MARCH 31, 2013

12. REORGANIZATION

On August 9, 2012, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of the series of Northern Institutional Funds (“NIF”) listed in the table below (each an “Acquired Fund”) into a corresponding series of the Trust as set forth below under the heading Acquiring Fund (each an “Acquiring Fund”). Pursuant to the Plan, all of the assets of each Acquired Fund were transferred to the corresponding Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate value and the corresponding Acquiring Fund’s assumption of all of the current and future liabilities of the Acquired Fund. The cost basis of the investments received from the Acquired Funds was carried forward to the corresponding Acquiring Funds for U.S. GAAP and tax purposes. Immediately following the reorganization, holders of Class A shares of each Acquired Fund held shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Class A shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was accomplished by a tax-free exchange of shares and was completed on October 26, 2012 and October 29, 2012 as set forth in the table.

	ACQUIRED FUND		ACQUIRING FUND
Amounts in thousands except Share Conversion Ratio	NIF Bond Portfolio*	NIF U.S. Government Securities Portfolio*	NF Fixed Income Fund	NF Short-Intermediate U.S. Government Fund
SHARE CONVERSION RATIO	2.00010	1.950058	2.00010	1.950058
ACQUIRED FUND’S SHARES	5,707	2,915	NA	NA
ACQUIRING FUND’S SHARES	NA	NA	11,414	5,685
ACQUIRING FUND’S UNREALIZED APPRECIATION	7,531	173	NA	NA
NET ASSETS BEFORE THE REORGANIZATION	123,838	58,385	1,615,305	242,476
AGGREGATE NET ASSETS IMMEDIATELY AFTER THE REORGANIZATION	NA	NA	1,739,143	300,861

	ACQUIRED FUND	ACQUIRING FUND
Amounts in thousands except Share Conversion Ratio	NIF Intermediate Bond Portfolio**	NF Fixed Income Fund
SHARE CONVERSION RATIO	1.936114	1.936114
ACQUIRED FUND’S SHARES	1,174	N/A
ACQUIRING FUND’S SHARES	N/A	2,274
ACQUIRING FUND’S UNREALIZED APPRECIATION	705	NA
NET ASSETS BEFORE THE REORGANIZATION	24,692	1,741,371
AGGREGATE NET ASSETS IMMEDIATELY AFTER THE REORGANIZATION	N/A	1,766,063

The tables below summarize the operations of the Acquired Funds for the period from December 1, 2011 to October 26 and October 29, 2012, as applicable, and the combined Funds’ results of operations for the year ended March 31, 2013.

For the period from December 1, 2011 to reorganization date (in thousands)

FUND	NET INVESTMENT INCOME (LOSS)	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NIF Bond Portfolio*	$6,959	$11,363	$18,322
NIF Intermediate Bond Portfolio**	718	1,393	2,111
NIF U.S. Government Securities Portfolio*	164	873	1,037

*	Reorganization completed on October 26, 2012.

**	Reorganization completed on October 29, 2012.

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

For the year ended March 31, 2013 (In thousands)

FUND	NET INVESTMENT INCOME (LOSS)	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NF Fixed Income Fund	$45,962	$48,351	$94,313
NF Short-Intermediate U.S. Government Fund	958	4,129	5,087

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of net investment income (loss), net realized gains and change in unrealized appreciation (depreciation) on investments, and net increase (decrease) in net assets resulting from operations, of the Acquired Funds that have been included in the Acquiring Funds’ Statements of Operations since October 26, 2012 and October 29, 2012, as applicable.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented of Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund, and the related statements of operations and changes in net assets and financial highlights for the period from December 1, 2012 to March 31, 2013 and for the year ended November 30, 2012 of Core Bond Fund and Short Bond Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Core Bond Fund’s and Short Bond Fund’s statements of changes and financial highlights for the periods ended prior to November 30, 2012 were audited by other auditors whose report, dated January 19, 2012, expressed an unqualified opinion on these statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, and the financial position of the Core Bond Fund and Short Bond Fund as of March 31, 2013, and the results of their operations, changes in their net assets, and financial highlights for the period from December 1, 2012 to March 31, 2013 and for the year ended November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2013

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FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2013 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION (Unaudited) — The following Funds made capital gain distributions in December 2012, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Core Bond	$0.097573
Fixed Income	0.043101
Short Intermediate U.S. Government	0.032747
Ultra-Short Fixed Income	0.008580
U.S. Government	0.005844

During the year ended March 31, 2013, the percentage of dividends derived from net investment income paid by Tax-Advantaged Ultra-Short Fixed Income Fund as “exempt-interest dividends”, excludable from gross income for Federal income tax purposes was 54.38%

FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2013

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/12 - 3/31/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 106), if any, in the High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described beginning on page 110), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CORE BOND

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.39%	$1,000.00	$1,003.90	$1.95
Hypothetical**	0.39%	$1,000.00	$1,022.99	$1.97

FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.45%	$1,000.00	$1,007.90	$2.25
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.75%	$1,000.00	$1,062.30	$3.86
Hypothetical**	0.75%	$1,000.00	$1,021.19	$3.78

SHORT BOND

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.39%	$1,000.00	$1,005.10	$1.95
Hypothetical**	0.39%	$1,000.00	$1,022.99	$1.97

SHORT-INTERMEDIATE U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.40%	$1,000.00	$997.40	$1.99
Hypothetical**	0.40%	$1,000.00	$1,022.94	$2.02

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365).

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	119	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND EXPENSES continued

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.15%	$1,000.00	$1,004.30	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.25%	$1,000.00	$1,004.20	$1.25
Hypothetical**	0.25%	$1,000.00	$1,023.68	$1.26

U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.41%	$1,000.00	$995.40	$2.04
Hypothetical**	0.41%	$1,000.00	$1,022.89	$2.07

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365).

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

FIXED INCOME FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2013 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 69 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Lurie Children’s Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 2000

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sandra Polk Guthman Age: 69 Trustee since 2000

• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center since 2007;

• Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 47 portfolios in the Northern Funds Complex — 39 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	121	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 75 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) from 2009 to 2012;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 55 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 73 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 69 Trustee since 2007	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

FIXED INCOME FUNDS	122	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2013 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 56 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	123	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012, Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, Northern Trust Global Advisors, Inc. since 2012.

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

FIXED INCOME FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2013 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	125	FIXED INCOME FUNDS

FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

FIXED INCOME FUNDS	126	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

FIXED INCOME FUNDS

CORE BOND FUND1,2

FIXED INCOME FUND1

HIGH YIELD FIXED INCOME FUND1,3

SHORT BOND FUND1

SHORT-INTERMEDIATE U.S.

    GOVERNMENT FUND1,5

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND1,4

ULTRA-SHORT FIXED INCOME FUND1

U.S. GOVERNMENT FUND1,5

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 High Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

4 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT	127	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	128	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

4	STATEMENTS OF ASSETS AND LIABILITIES

5	STATEMENTS OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	FINANCIAL HIGHLIGHTS

9	SCHEDULES OF INVESTMENTS

9	BOND INDEX FUND

70	U.S. TREASURY INDEX FUND

73	NOTES TO THE FINANCIAL STATEMENTS

81	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

82	TAX INFORMATION

83	FUND EXPENSES

84	TRUSTEES AND OFFICERS

91	INVESTMENT CONSIDERATIONS

92	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2013, the bond market swing from periodic rallies to “risk-off” trades stemmed from worries regarding the eurozone debt crisis. Higher-risk market segments initially received a boost during the summer of 2012, when the U.S. Federal Reserve announced an extension of its stimulative quantitative easing policy, and European Central Bank (ECB) chief Mario Draghi stated that the European Central Bank would do “whatever it takes” to preserve the euro. In addition, auto sales and the housing market both showed signs of improvement, leading to optimism regarding the economy. Riskier areas of the bond market were somewhat volatile toward the end of 2012 due to mixed economic statistics and worries concerning the “fiscal cliff,” but markets continued to rally during the first quarter of 2013. The troubles in Cyprus cooled some of that optimism toward the end of the reporting period, but in general the market environment remained favorable for higher-risk assets.

The Treasury yield curve flattened between two and 10 years during the reporting period, indicating outperformance for longer-term bonds. The yield on the two-year note decreased by nine basis points (0.09%), while the yield on the 10-year note fell by 36 basis points (0.36%). The yield on the 30-year bond decreased by 23 basis points (0.23%). Overall, the Barclays U.S. Aggregate Bond Index — a measure of performance for the investment-grade bond market and the benchmark for the Bond Index Fund returned 3.77%, outperforming U.S. Treasury securities. Commercial mortgage-backed securities were the best-performing sector within in the investment-grade market, followed by corporate bonds.

The Fund returned 3.62% during the 12-month period ended March 31, 2013, closely tracking the return of the Index. We continue to invest in a sample of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
BOND INDEX	3.62%	5.32%	5.10%	5.46%

BARCLAYS U.S. AGGREGATE BOND INDEX	3.77	5.52	5.47	5.72

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed rate taxable investment-grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 91.

PORTFOLIO MANAGER

LOUIS D’ARIENZO With Northern Trust since 2003

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOBOX
INCEPTION DATE	02/27/07
NET ASSETS	$2.6 BILLION
NET ASSET VALUE	$10.87
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.46%
NET EXPENSE RATIO	0.14%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

U.S. TREASURY INDEX FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2013, with the federal funds rate pegged at 0.00% to 0.25% and global economic activity measurably slower. Financial markets experienced continued volatility as headline events tested investor confidence. The Federal Reserve’s accommodative policies prompted U.S. Treasury rates to decline across the maturity spectrum. Meanwhile, equity markets rallied through much of the reporting period as investors put their cash to work, and the S&P 500® Index closed the period with a return of 13.96%. Economic turmoil in the eurozone — including the threat of default in heavily indebted countries — led to unprecedented central bank easing, culminating in the European Central Bank’s (ECB) announcement that it would begin to directly purchase the bonds of European Monetary Union (EMU) countries experiencing hardship. The ECB’s announcement boosted investor sentiment and led to a “risk-on” market environment, until news of the Cyprus bank bailout hit headlines in March. Additional funding from the ECB, paired with substantial deductions from large uninsured deposits in Cyprus’ banks, removed the threat of default, if only temporarily.

U.S. economic data improved during the period. Housing prices showed continued signs of stability, though U.S. retail sales and durable goods orders were mixed. The United States continued to add to non-farm payrolls during the period, but initial jobless claims remain elevated. As the period progressed, annualized U.S. Gross Domestic Product (GDP) estimates continued to be flat, at 2.5% to 3%. Unemployment levels continued to decline, adding to investor confidence.

The Barclays U.S. Treasury Index returned 3.13% during the 12-month reporting period ended March 31, 2013. As designed, the U.S. Treasury Index Fund, successor to the U.S. Treasury Index Portfolio of Northern Institutional Funds, closely tracked the Index with a total return of 2.89%. Yields fell across the curve, though securities in the middle portion of the yield curve outperformed issues in the peripheries of the curve. The yield on the five-year Treasury note fell to 0.77%, while the yield on the 10-year Treasury note ended the period at 1.85%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
U.S. TREASURY INDEX	2.89%	4.28%	4.46%	5.85%

BARCLAYS U.S. TREASURY INDEX	3.13	4.45	4.63	6.05

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years. Information about Investment Considerations can be found on page 91.

PORTFOLIO MANAGER

BRANDON P. FERGUSON With Northern Trust since 2007

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	BTIAX
INCEPTION DATE	01/11/93
NET ASSETS	$132 MILLION
NET ASSET VALUE	$22.25
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.68%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2013

Amounts in thousands, except per share data	BOND INDEX FUND		U.S. TREASURY INDEX FUND(1)
ASSETS:
Investments, at cost	$2,670,008	(2)	$128,318	(2)
Investments, at value	$2,805,787	(3)	$132,028	(3)
Interest income receivable	15,528		618
Dividend income receivable	2		–
Receivable for securities sold	15,021		5,435
Receivable for fund shares sold	1,486		50
Receivable from affiliated administrator	169		12
Prepaid and other assets	4		1
Total Assets	2,837,997		138,144
LIABILITIES:
Payable for securities purchased	14,474		5,152
Payable for when-issued securities	183,905		–
Payable for fund shares redeemed	2,007		754
Disributions payable to shareholders	1,117		26
Payable to affiliates:
Investment advisory fees	76		8
Administration fees	76		4
Custody and accounting fees	11		2
Shareholder servicing fees	4		–
Transfer agent fees	51		2
Trustee fees	7		4
Accrued other liabilities	91		32
Total Liabilities	201,819		5,984
Net Assets	$2,636,178		$132,160
ANALYSIS OF NET ASSETS:
Capital stock	$2,502,249		$127,529
Accumulated undistributed net investment income (loss)	(1)		(3)
Accumulated undistributed net realized gain (loss)	(1,849)		924
Net unrealized appreciation	135,779		3,710
Net Assets	$2,636,178		$132,160
Shares Outstanding ($.0001 par value, unlimited authorization)	242,478		5,941
Net Asset Value, Redemption and Offering Price Per Share	$10.87		$22.25

(1)	Formerly the U.S. Treasury Index Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $187,561 and $367, respectively.
(3)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $187,561 and $367, respectively.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

STATEMENTS OF OPERATIONS

	BOND INDEX FUND		U.S. TREASURY INDEX FUND(1)
Amounts in thousands	FISCAL YEAR ENDED MARCH 31, 2013		FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012
INVESTMENT INCOME:
Interest income	$65,372		$611	$2,327
Dividend income	24	(2)	–	– (3)
Net income from securities loaned(4)	–		–	6
Total Investment Income	65,396		611	2,333
EXPENSES:
Investment advisory fees	3,787		135	414
Administration fees	3,787		68	140
Custody fees	278		10	26
Accounting fees	272		11	1
Transfer agent fees	2,524		45	18
Blue sky fees	41		2	46
SEC fees	39		9	1
Printing fees	57		2	12
Audit fees	37		10	22
Legal fees	30		6	16
Shareholder servicing fees	75		–	–
Trustee fees	40		4	9
Other	35		4	11
Total Expenses	11,002		306	716
Less waivers of investment advisory fees	–		–	(200)
Less expenses reimbursed by administrator and/or adviser	(7,501)		(237)	(161)
Net Expenses	3,501		69	355
Net Investment Income	61,895		542	1,978
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
Investments	20,678		970	4,716
Net change in unrealized appreciation (depreciation) on:
Investments	5,476		(2,430)	(2,442)
Net Gains (Losses)	26,154		(1,460)	2,274
Net Increase (Decrease) in Net Assets Resulting from Operations	$88,049		$(918)	$4,252

(1)	Formerly the U.S. Treasury Index Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $23.
(3)	Amounts include dividend income from the U.S. Government Portfolio of the Northern Institutional Funds which rounds to less than $1.
(4)	See Note 2 to the Financial Statements for additional information.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND INDEX FUND		U.S. TREASURY INDEX FUND (1)
Amounts in thousands	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012	FISCAL YEAR ENDED NOV. 30, 2011
OPERATIONS:
Net investment income	$61,895	$61,578	$542	$1,978	$2,801
Net realized gains	20,678	18,942	970	4,716	2,765
Net change in unrealized appreciation (depreciation)	5,476	70,017	(2,430)	(2,442)	2,043
Net Increase (Decrease) in Net Assets Resulting from Operations	88,049	150,537	(918)	4,252	7,609
C APITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Shares/Class A share transactions	145,975	458,782	(1,231)	3,325	(7,207)
Net decrease in net assets resulting from Class C share transactions	–	–	–	–	(2)*
Net decrease in net assets resulting from Class D share transactions	–	–	–	–	(49)*
Net increase (decrease) in Net Assets Resulting from Capital Share Transactions	145,975	458,782	(1,231)	3,325	(7,258)
DISTRIBUTIONS TO SHARES/CLASS A SHAREHOLDERS:
From net investment income	(67,842)	(63,750)	(541)	(2,040)	(2,820)
From net realized gains	(20,352)	(15,281)	(4,729)	(2,761)	(2,512)
Total Distributions to Shares/Class A Shareholders	(88,194)	(79,031)	(5,270)	(4,801)	(5,332)
Total Increase (Decrease) in Net Assets	145,830	530,288	(7,419)	2,776	(4,981)
NET ASSETS:
Beginning of period	2,490,348	1,960,060	139,579	136,803	141,784
End of period	$2,636,178	$2,490,348	$132,160	$139,579	$136,803
Accumulated Undistributed Net Investment Income (Loss)	$(1)	$13	$(3)	$(4)	$58

(1)	Formerly the U.S. Treasury Index Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
*	All outstanding Class C Shares and Class D Shares were automatically converted to Class A Shares of the same Portfolio as of the close of business on November 28, 2011. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS

BOND INDEX FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		FISCAL YEAR ENDED MARCH 31, 2010	FISCAL YEAR ENDED MARCH 31, 2009
Net Asset Value, Beginning of Year	$10.86		$10.46		$10.39		$10.14	$10.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27		0.31		0.34		0.36	0.42
Net realized and unrealized gains (losses)	0.12		0.48		0.15		0.28	(0.10)
Total from Investment Operations	0.39		0.79		0.49		0.64	0.32
LESS DISTRIBUTIONS PAID:
From net investment income	(0.29)		(0.32)		(0.35)		(0.37)	(0.42)
From net realized gains	(0.09)		(0.07)		(0.07)		(0.02)	–
Total Distributions Paid	(0.38)		(0.39)		(0.42)		(0.39)	(0.42)
Net Asset Value, End of Year	$10.87		$10.86		$10.46		$10.39	$10.14
Total Return(1)	3.62%		7.65%		4.73%		6.33%	3.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,636,178		$2,490,348		$1,960,060		$1,822,915	$1,293,254
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.14	%(2)	0.21	%(2)	0.23	%(2)	0.25%	0.25%
Expenses, before reimbursements and credits	0.44%		0.44%		0.44%		0.43%	0.44%
Net investment income, net of reimbursements and credits	2.45	%(2)	2.86	%(2)	3.14	%(2)	3.50%	4.16%
Net investment income, before reimbursements and credits	2.15%		2.63%		2.93%		3.32%	3.97%
Portfolio Turnover Rate	100.20%		129.27%		121.58%		123.18%	93.94%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affliliated money market funds of approximately $296,000, $169,000 and $479,000, which represents 0.01, 0.01 and 0.02 percent of average net assets for fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. TREASURY INDEX FUND (1)	SHARES/CLASS A SHARES
Selected per share data	FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010(2)	FISCAL YEAR ENDED NOV. 30, 2009(2)	FISCAL YEAR ENDED NOV. 30, 2008(2)
Net Asset Value, Beginning of Period	$23.29		$23.38		$22.84		$22.92	$23.15	$21.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.09		0.33		0.49		0.59	0.72	0.79
Net realized and unrealized gains (losses)	(0.24)		0.39		0.95		0.44	(0.18)	1.35
Total from Investment Operations	(0.15)		0.72		1.44		1.03	0.54	2.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)		(0.34)		(0.49)		(0.59)	(0.76)	(0.78)
From net realized gains	(0.80)		(0.47)		(0.41)		(0.52)	(0.01)	–
Total Distributions Paid	(0.89)		(0.81)		(0.90)		(1.11)	(0.77)	(0.78)
Net Asset Value, End of Period	$22.25		$23.29		$23.38		$22.84	$22.92	$23.15
Total Return(3)	(0.70)%		3.17%		6.60%		4.74%	2.39%	10.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$132,160		$139,579		$136,803		$141,733	$135,324	$216,204
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.15	%(5)	0.26	%(5)	0.26	%(5)	0.26%	0.26%	0.26%
Expenses, before waivers, reimbursements and credits	0.68%		0.52%		0.48%		0.48%	0.47%	0.47%
Net investment income, net of waivers, reimbursements and credits	1.20	%(5)	1.43	%(5)	2.17	%(5)	2.60%	3.13%	3.57%
Net investment income, before waivers, reimbursements and credits	0.67%		1.17%		1.95%		2.38%	2.92%	3.36%
Portfolio Turnover Rate	21.88%		74.49%		64.52%		47.05%	44.72%	33.07%

(1)	Formerly the U.S. Treasury Index Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately less than $1,000, $1,000 and less than $1,000, which represents less than 0.005 percent of average net assets for the four months ended March 31, 2013 and fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND INDEX FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2%

Automobile – 0.2%

Ally Auto Receivables Trust, Series 2011-5, Class A4, 1.32%, 7/15/16	$50	$51

Ally Auto Receivables Trust, Series 2012-3, Class A3, 0.85%, 8/15/16	100	100

Ally Auto Receivables Trust, Series 2012-4, Class A3, 0.59%, 1/17/17	200	200

Ally Auto Receivables Trust, Series 2012-5, Class A3, 0.62%, 3/15/17	100	100

AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A3, 1.23%, 9/8/16	100	101

AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A3, 1.05%, 10/11/16	50	50

AmeriCredit Automobile Receivables Trust, Series 2012-3, Class A3, 0.96%, 1/9/17	75	75

AmeriCredit Automobile Receivables Trust, Series 2012-4, Class A3, 0.67%, 6/8/17	75	75

AmeriCredit Automobile Receivables Trust, Series 2012-5, Class A3, 0.62%, 6/8/17	125	125

AmeriCredit Automobile Receivables Trust, Series 2013-1, Class A3, 0.61%, 10/10/17	175	175

Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.62%, 7/20/16	150	150

CarMax Auto Owner Trust, Series 2012-2, Class A3, 0.84%, 3/15/17	100	101

Fifth Third Auto Trust, Series 2013-A, Class A3, 0.61%, 9/15/17	100	100

Ford Credit Auto Owner Trust, Series 2011-B, Class A4, 1.35%, 12/15/16	100	101

Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.15%, 6/15/17	125	126

Ford Credit Auto Owner Trust, Series 2013-A, Class A3, 0.55%, 7/15/17	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Automobile – 0.2% – continued

Ford Credit Auto Owner Trust, Series 2012-D, Class A3, 0.51%, 4/15/17	$100	$100

Honda Auto Receivables Owner Trust, Series 2012-1, Class A4, 0.97%, 4/16/18	200	202

Honda Auto Receivables Owner Trust, Series 2013-1, Class A3, 0.48%, 11/21/16	150	150

Hyundai Auto Receivables Trust, Series 2012-C, Class A3, 0.53%, 4/17/17	125	125

Hyundai Auto Receivables Trust, Series 2013-A, Class A3, 0.56%, 7/17/17	100	100

Nissan Auto Receivables Owner Trust, Series 2011-B, Class A4, 1.24%, 1/16/18	50	51

Nissan Auto Receivables Owner Trust, Series 2012-B, Class A3, 0.46%, 10/17/16	100	100

Nissan Auto Receivables Owner Trust, Series 2013-A, Class A4, 0.75%, 7/15/19	100	100

Santander Drive Auto Receivables Trust, Series 2012-5, Class A3, 0.83%, 12/15/16	100	100

Santander Drive Auto Receivables Trust, Series 2012-6, Class A3, 0.62%, 7/15/16	125	125

Santander Drive Auto Receivables Trust, Series 2013-1, Class A3, 0.62%, 6/15/17	125	125

Santander Drive Auto Receivables Trust, Series 2013-2, Class A3, 0.70%, 9/15/17	100	100

Toyota Auto Receivables Owner Trust, Series 2012-B, Class A3, 0.46%, 7/15/16	100	100

Toyota Auto Receivables Owner Trust, Series 2012-B, Class A4, 0.61%, 1/16/18	200	200

Volkswagen Auto Loan Enhanced Trust, Series 2012-2, Class A3, 0.46%, 1/20/17	250	250

Volkswagen Auto Loan Enhanced Trust, Series 2013-1, Class A3, 0.56%, 8/21/17	150	150

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Automobile – 0.2% – continued

World Omni Auto Receivables Trust, Series 2012-B, Class A3, 0.61%, 6/15/17	$100	$100
		3,908

Commercial Mortgage-Backed Securities – 1.8%

Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.73%, 5/10/45	200	225

Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.63%, 7/10/46	400	450

Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM, 5.68%, 7/10/46	400	452

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	250	281

Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	450	511

Banc of America Commercial Mortgage Trust, Series 2008-1, Class A4, 6.19%, 2/10/51	500	599

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-4, Class A6, 4.88%, 7/10/42	150	156

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AJ, 5.19%, 9/10/47	325	356

Bear Stearns Commercial Mortgage Securities Trust, Series 2004-T16, Class A6, 4.75%, 2/13/46	100	105

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR8, Class A4, 4.67%, 6/11/41	500	534

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42	400	432

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/41	660	745

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class A4, 5.20%, 12/11/38	500	563

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.8% – continued

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.54%, 10/12/41	$250	$284

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A4, 5.72%, 6/11/40	250	291

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.70%, 6/11/50	250	293

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4, 5.47%, 1/12/45	500	576

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A4, 5.74%, 9/11/42	1,050	1,229

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM, 5.84%, 9/11/42	250	294

CD Commercial Mortgage Trust, Series 2005-CD1, Class A4, 5.22%, 7/15/44	500	547

CD Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	700	789

CD Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44	496	579

CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.06%, 12/15/47	200	213

Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, 5.74%, 3/15/49	600	675

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	500	563

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A4, 3.02%, 9/10/45	200	205

COBALT Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.22%, 8/15/48	250	279

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.8% – continued

COBALT Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.48%, 4/15/47	$150	$171

Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.01%, 12/10/49	130	152

Commercial Mortgage Pass Through Certificates, Series 2006-C1, Class A4, 5.41%, 2/15/39	500	555

Commercial Mortgage Pass Through Certificates, Series 2006-C4, Class A3, 5.47%, 9/15/39	493	552

Commercial Mortgage Pass Through Certificates, Series 2006-C5, Class A3, 5.31%, 12/15/39	500	560

Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3, 2.82%, 11/15/45	175	176

Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class A3, 2.85%, 10/15/45	150	151

Commercial Mortgage Pass Through Certificates, Series 2012-CR5, Class A4, 2.77%, 12/10/45	100	100

Commercial Mortgage Pass Through Certificates, Series 2012-LC4, Class A4, 3.29%, 12/10/44	100	105

Commercial Mortgage Trust, Series 2005-C6, Class A5A, 5.12%, 6/10/44	1,000	1,086

Commercial Mortgage Trust, Series 2005-GG3, Class A4, 4.80%, 8/10/42	500	528

Commercial Mortgage Trust, Series 2006-C8, Class A4, 5.31%, 12/10/46	500	564

Commercial Mortgage Trust, Series 2006-GG7, Class A4, 5.87%, 7/10/38	275	310

Commercial Mortgage Trust, Series 2007-GG11, Class A4, 5.74%, 12/10/49	400	462

Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	400	456

Commercial Mortgage Trust, Series 2012-CR2, Class A4, 3.15%, 8/15/45	100	104

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.8% – continued

Commercial Mortgage Trust, Series 2013-LC6, Class A4, 2.94%, 1/10/46	$150	$152

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.01%, 2/15/38	1,000	1,060

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4, 5.10%, 8/15/38	600	647

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class AJ, 5.23%, 12/15/40	390	418

DBUBS Mortgage Trust, Series 2011-LC3A, Class A2, 3.64%, 8/10/44	175	189

GE Capital Commercial Mortgage Corp., Series 2005-C2, Class A4, 4.98%, 5/10/43	700	752

GE Capital Commercial Mortgage Trust Corp., Series 2007-C1, Class A4, 5.54%, 12/10/49	300	340

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.75%, 7/10/39	200	213

GS Mortgage Securities Corp. II, Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	175	175

GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5, 2.94%, 2/10/46	100	101

GS Mortgage Securities Trust, Series 2006-GG6, Class A4, 5.55%, 4/10/38	300	332

GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.79%, 8/10/45	525	601

GS Mortgage Securities Trust, Series 2011-GC5, Class A2, 3.00%, 8/10/44	125	133

GS Mortgage Securities Trust, Series 2011-GC5, Class A4, 3.71%, 8/10/44	150	163

GS Mortgage Securities Trust, Series 2012-GC6, Class A3, 3.48%, 1/10/45	200	213

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET -BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.8% – continued

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4, 4.90%, 9/12/37	$300	$324

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4, 5.30%, 1/12/43	500	548

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A4, 4.74%, 7/15/42	300	321

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A4A, 4.94%, 8/15/42	200	216

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class AJ, 5.32%, 12/15/44	370	401

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, 5/15/47	500	563

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.44%, 6/12/47	600	681

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.71%, 2/12/49	700	807

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.81%, 6/15/49	378	434

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4, 5.88%, 2/15/51	215	250

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.42%, 1/15/49	500	568

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3, 4.17%, 8/15/46	200	224

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.8% – continued

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class A3, 3.51%, 5/15/45	$200	$213

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4, 3.48%, 6/15/45	125	133

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2013-C10, Class A5, 3.14%, 12/15/47	150	153

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2013-C10, Class AS, 3.37%, 12/15/47	50	51

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class A4, 5.48%, 12/12/44	150	165

LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, 4.57%, 1/15/31	177	182

LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5, 5.15%, 4/15/30	1,000	1,081

LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.66%, 3/15/39	200	224

LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class AM, 5.71%, 3/15/39	185	207

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39	800	906

LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 2/15/40	500	563

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41	500	600

Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.69%, 5/12/39	150	170

Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.85%, 6/12/50	650	751

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.8% – continued

ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, 3/12/51	$150	$170

ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 5.94%, 8/12/49	500	582

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	200	202

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 2/15/46	175	177

Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.89%, 6/11/49	300	349

Morgan Stanley Capital I Trust, Series 2007-T27, Class A4, 5.65%, 6/11/42	500	585

Morgan Stanley Capital I Trust, Series 2004-HQ4, Class A7, 4.97%, 4/14/40	1,400	1,458

Morgan Stanley Capital I Trust, Series 2005-HQ5, Class A4, 5.17%, 1/14/42	500	528

Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A4, 5.21%, 11/14/42	520	567

Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4, 5.68%, 10/15/42	500	556

Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	505	573

Morgan Stanley Capital I Trust, Series 2006-T21, Class A4, 5.16%, 10/12/52	500	549

Morgan Stanley Capital I Trust, Series 2006-T23, Class A4, 5.82%, 8/12/41	500	571

Morgan Stanley Capital I Trust, Series 2011-C3, Class A2, 3.22%, 7/15/49	400	428

Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	150	157

UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 5/10/45	175	185

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.8% – continued

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, 8/10/49	$125	$128

UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	100	100

UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	100	103

UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	150	160

Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4, 4.80%, 10/15/41	1,000	1,055

Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7, 5.12%, 7/15/42	200	217

Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, 5.28%, 12/15/44	500	549

Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM, 5.33%, 12/15/44	250	275

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.42%, 1/15/45	191	209

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.47%, 1/15/45	500	555

Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class AM, 5.61%, 3/15/45	125	138

Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, 5.96%, 6/15/45	450	510

Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.57%, 10/15/48	500	563

Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4, 5.51%, 4/15/47	250	283

Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.73%, 6/15/49	200	229

Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.92%, 10/15/45	150	152

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET -BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.8% – continued

WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	$100	$101

WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	175	186

WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class A4, 3.20%, 3/15/48	100	103
WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class AS, 3.56%, 3/15/48	50	52
		47,788

Credit Card – 0.2%

American Express Credit Account Master Trust, Series 2012-2, Class A, 0.68%, 3/15/18	300	301

American Express Credit Account Master Trust, Series 2012-5, Class A, 0.59%, 5/15/18	150	150

BA Credit Card Trust, Series 2007-A1, Class A1, 5.17%, 6/15/19	185	215

Capital One Multi-Asset Execution Trust, Series 2013-A1, Class A1, 0.63%, 11/15/18	100	100

Chase Issuance Trust, Series 2012-A3, Class A3, 0.79%, 6/15/17	275	276

Chase Issuance Trust, Series 2012-A4, Class A4, 1.58%, 8/16/21	250	249

Chase Issuance Trust, Series 2012-A5, Class A5, 0.59%, 8/15/17	250	250

Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/16/24	150	148

Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	300	300

Citibank Credit Card Issuance Trust, Series 2005-A5, Class A5, 4.55%, 6/20/17	250	272

Citibank Credit Card Issuance Trust, Series 2005-A9, Class A9, 5.10%, 11/20/17	170	190

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Credit Card – 0.2% – continued

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.15%, 6/15/39	$100	$128

Citibank Credit Card Issuance Trust, Series 2012-A1, Class A1, 0.55%, 10/10/17	250	250

Discover Card Master Trust, Series 2007-A1, Class A1, 5.65%, 3/16/20	300	359

Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 8/15/17	200	201

Discover Card Master Trust, Series 2012-A3, Class A3, 0.86%, 11/15/17	200	201

Discover Card Master Trust, Series 2012-A6, Class A6, 1.67%, 1/18/22	350	351

GE Capital Credit Card Master Note Trust, Series 2012-6, Class A, 1.36%, 8/17/20	150	151
GE Capital Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	100	100
		4,192

Utilities – 0.0%

AEP Texas Central Transition Funding lll LLC, Series 2012-1, Class A3, 2.84%, 3/1/26	200	207

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A2, 3.46%, 8/15/19	200	219

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A3, 4.24%, 8/15/23	500	579

CenterPoint Energy Restoration Bond Co. LLC, Series 2012-1, Class A1, 0.90%, 4/15/18	112	113
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3, 4.38%, 11/1/23	100	116
		1,234
Total Asset-Backed Securities
(Cost $52,400)		57,122

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1%

Advertising – 0.0%

Interpublic Group of (The) Cos., Inc., 2.25%, 11/15/17	$135	$135

Omnicom Group, Inc., 6.25%, 7/15/19	300	362
3.63%, 5/1/22	300	307
		804

Aerospace/Defense – 0.3%

Boeing (The) Co., 3.75%, 11/20/16	400	436
6.13%, 2/15/33	135	171
6.63%, 2/15/38	100	138
5.88%, 2/15/40	75	95

General Dynamics Corp., 2.25%, 7/15/16	150	157
1.00%, 11/15/17	100	99
3.88%, 7/15/21	250	276
3.60%, 11/15/42	155	142

L-3 Communications Corp., 3.95%, 11/15/16	150	162
5.20%, 10/15/19	250	285
4.95%, 2/15/21	40	45

Lockheed Martin Corp., 7.65%, 5/1/16	100	120
2.13%, 9/15/16	65	67
4.25%, 11/15/19	500	563
4.07%, 12/15/42 (1)(2)	418	382

Northrop Grumman Corp., 1.85%, 11/15/15	200	204
5.05%, 8/1/19	170	197
5.05%, 11/15/40	250	272

Raytheon Co., 4.40%, 2/15/20	510	580
2.50%, 12/15/22	150	146
4.70%, 12/15/41	100	109

United Technologies Corp., 4.88%, 5/1/15	275	300
1.20%, 6/1/15	200	203
1.80%, 6/1/17	500	516
5.38%, 12/15/17	390	463
4.50%, 4/15/20	450	522
3.10%, 6/1/22	795	833
7.50%, 9/15/29	100	143
6.05%, 6/1/36	100	128
6.13%, 7/15/38	175	228

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Aerospace/Defense – 0.3% – continued
4.50%, 6/1/42	$700	$746
		8,728

Agriculture – 0.3%

Altria Group, Inc., 9.70%, 11/10/18	321	447
9.25%, 8/6/19	85	118
4.75%, 5/5/21	725	821
2.85%, 8/9/22	100	98
9.95%, 11/10/38	150	248
10.20%, 2/6/39	100	168
4.25%, 8/9/42	135	127

Archer-Daniels-Midland Co., 5.45%, 3/15/18	325	388
4.48%, 3/1/21	150	170
5.38%, 9/15/35	175	201
5.77%, 3/1/41	130	156
4.02%, 4/16/43	56	54

Bunge Ltd. Finance Corp., 5.35%, 4/15/14	100	104
4.10%, 3/15/16	140	150
3.20%, 6/15/17	250	259
8.50%, 6/15/19	60	77

Lorillard Tobacco Co., 2.30%, 8/21/17	100	101

Philip Morris International, Inc., 2.50%, 5/16/16	100	105
1.63%, 3/20/17	500	509
5.65%, 5/16/18	625	750
4.50%, 3/26/20	250	288
4.13%, 5/17/21	250	279
2.90%, 11/15/21	300	310
2.63%, 3/6/23	100	98
6.38%, 5/16/38	280	363
3.88%, 8/21/42	150	139
4.13%, 3/4/43	100	97

Reynolds American, Inc., 7.63%, 6/1/16	150	179
3.25%, 11/1/22	175	173
4.75%, 11/1/42	205	200
		7,177

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Airlines – 0.0%

Continental Airlines, Series 2009-2, Class A, Pass Through Trust, 7.25%, 11/10/19	$329	$384

Apparel – 0.0%

VF Corp., 3.50%, 9/1/21	150	160
6.00%, 10/15/33	100	118
6.45%, 11/1/37	30	38
		316

Auto Manufacturers – 0.0%

Daimler Finance N.A. LLC, 8.50%, 1/18/31	175	271

Ford Motor Co., 7.45%, 7/16/31	350	442
4.75%, 1/15/43	250	233
		946

Auto Parts & Equipment – 0.0%

Johnson Controls, Inc., 2.60%, 12/1/16	75	79
5.00%, 3/30/20	155	176
5.70%, 3/1/41	250	290
		545

Banks – 3.2%

American Express Centurion Bank, 0.88%, 11/13/15	75	75

Bank of America Corp., 7.38%, 5/15/14	1,000	1,070
5.38%, 6/15/14	50	53
5.13%, 11/15/14	400	425
4.50%, 4/1/15	65	69
4.75%, 8/1/15	325	350
1.50%, 10/9/15	165	166
3.63%, 3/17/16	185	196
6.50%, 8/1/16	1,000	1,152
5.75%, 8/15/16	100	112
5.63%, 10/14/16	200	225
3.88%, 3/22/17	150	161
6.00%, 9/1/17	250	290
5.75%, 12/1/17	865	1,001
2.00%, 1/11/18	655	652
5.65%, 5/1/18	450	521
7.63%, 6/1/19	540	686
5.63%, 7/1/20	1,000	1,167

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Banks – 3.2% – continued
5.88%, 1/5/21	$440	$520
5.00%, 5/13/21	400	448
5.70%, 1/24/22	1,665	1,950
5.88%, 2/7/42	250	297

Bank of America N.A., 5.30%, 3/15/17	1,075	1,205
6.00%, 10/15/36	250	300

Bank of New York Mellon (The) Corp., 4.30%, 5/15/14	200	209
2.95%, 6/18/15	200	210
2.30%, 7/28/16	150	157
5.50%, 12/1/17	100	115
1.30%, 1/25/18	500	503
1.35%, 3/6/18	150	150
5.45%, 5/15/19	75	91
3.55%, 9/23/21	955	1,034

Bank One Corp., 7.75%, 7/15/25	54	74

BB&T Corp., 2.05%, 4/28/14	250	254
5.20%, 12/23/15	600	666
3.95%, 4/29/16	250	272
2.15%, 3/22/17	250	257
1.60%, 8/15/17	50	51
1.45%, 1/12/18	80	80

Capital One Financial Corp., 7.38%, 5/23/14	775	832
2.15%, 3/23/15	180	184
5.50%, 6/1/15	250	273
1.00%, 11/6/15	100	100
3.15%, 7/15/16	195	207

Capital One N.A., 1.50%, 3/22/18	250	248

Citigroup, Inc., 5.13%, 5/5/14	126	132
6.38%, 8/12/14	500	536
5.00%, 9/15/14	1,300	1,365
2.65%, 3/2/15	150	154
2.25%, 8/7/15	125	128
5.30%, 1/7/16	800	885
1.25%, 1/15/16	250	250
1.30%, 4/1/16	150	150
3.95%, 6/15/16	1,000	1,078

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Banks – 3.2% – continued
4.45%, 1/10/17	$250	$275
5.50%, 2/15/17	225	250
6.00%, 8/15/17	100	117
6.13%, 11/21/17	1,075	1,271
6.13%, 5/15/18	350	417
8.50%, 5/22/19	1,500	1,998
5.38%, 8/9/20	500	585
4.50%, 1/14/22	735	817
4.05%, 7/30/22	90	93
3.38%, 3/1/23	150	151
6.63%, 6/15/32	100	119
6.00%, 10/31/33	350	390
8.13%, 7/15/39	1,180	1,730
5.88%, 1/30/42	30	36

Fifth Third Bancorp, 5.45%, 1/15/17	75	84
3.50%, 3/15/22	200	208
8.25%, 3/1/38	275	381

Fifth Third Bank, 0.90%, 2/26/16	250	250

Goldman Sachs Group (The), Inc., 6.00%, 5/1/14	650	685
5.50%, 11/15/14	150	161
5.13%, 1/15/15	500	534
3.30%, 5/3/15	100	104
1.60%, 11/23/15	250	252
5.35%, 1/15/16	1,100	1,217
3.63%, 2/7/16	220	234
5.75%, 10/1/16	250	285
5.63%, 1/15/17	300	336
6.25%, 9/1/17	1,300	1,527
5.95%, 1/18/18	835	974
6.15%, 4/1/18	815	960
5.38%, 3/15/20	1,295	1,475
5.25%, 7/27/21	540	612
5.75%, 1/24/22	750	872
5.95%, 1/15/27	150	167
6.75%, 10/1/37	1,165	1,305
6.25%, 2/1/41	300	357

HSBC Bank USA N.A., 4.63%, 4/1/14	425	441
4.88%, 8/24/20	300	337
7.00%, 1/15/39	350	461

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Banks – 3.2% – continued

HSBC USA, Inc., 2.38%, 2/13/15	$150	$154
1.63%, 1/16/18	180	180

JPMorgan Chase & Co., 5.13%, 9/15/14	1,100	1,167
5.25%, 5/1/15	350	379
5.15%, 10/1/15	1,050	1,150
1.10%, 10/15/15	250	250
3.15%, 7/5/16	935	991
6.13%, 6/27/17	100	117
2.00%, 8/15/17	125	127
6.00%, 1/15/18	1,610	1,913
1.80%, 1/25/18	1,000	1,005
6.30%, 4/23/19	500	611
4.95%, 3/25/20	375	430
4.40%, 7/22/20	300	333
4.63%, 5/10/21	250	279
4.35%, 8/15/21	615	678
4.50%, 1/24/22	750	822
3.25%, 9/23/22	210	210
6.40%, 5/15/38	554	710
5.60%, 7/15/41	300	357
5.40%, 1/6/42	100	115

JPMorgan Chase Bank N.A., 5.88%, 6/13/16	200	226
6.00%, 10/1/17	650	766

KeyBank N.A., 5.80%, 7/1/14	250	265
5.45%, 3/3/16	100	112

KeyCorp, 3.75%, 8/13/15	250	266
5.10%, 3/24/21	25	29

Manufacturers & Traders Trust Co., 6.63%, 12/4/17	250	303

Mellon Funding Corp., 5.00%, 12/1/14	100	107

Morgan Stanley, 4.75%, 4/1/14	1,300	1,344
4.20%, 11/20/14	280	293
4.10%, 1/26/15	500	522
6.00%, 4/28/15	2,025	2,206
5.38%, 10/15/15	200	218
1.75%, 2/25/16	135	136
3.80%, 4/29/16	150	159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Banks – 3.2% – continued
5.45%, 1/9/17	$325	$364
6.25%, 8/28/17	350	407
5.95%, 12/28/17	175	203
6.63%, 4/1/18	1,285	1,536
7.30%, 5/13/19	645	798
5.63%, 9/23/19	475	546
5.50%, 7/28/21	565	648
4.88%, 11/1/22	450	477
3.75%, 2/25/23	200	202
6.25%, 8/9/26	100	120
6.38%, 7/24/42	300	360

National City Corp., 4.90%, 1/15/15	200	215

PNC Bank N.A., 4.88%, 9/21/17	100	114
2.70%, 11/1/22	250	243
2.95%, 1/30/23	250	249

PNC Financial Services Group, Inc., 2.85%, 11/9/22	100	99

PNC Funding Corp., 4.25%, 9/21/15	250	271
2.70%, 9/19/16	60	63
6.70%, 6/10/19	600	757
4.38%, 8/11/20	500	565
3.30%, 3/8/22	150	155

State Street Corp., 4.30%, 5/30/14	345	361

SunTrust Bank, 7.25%, 3/15/18	125	155

SunTrust Banks, Inc., 3.60%, 4/15/16	100	107

U.S. Bancorp, 3.15%, 3/4/15	215	226
2.45%, 7/27/15	70	73
2.20%, 11/15/16	75	78
1.65%, 5/15/17	200	204
4.13%, 5/24/21	200	224
3.00%, 3/15/22	115	119
2.95%, 7/15/22	200	199

U.S. Bank N.A., 4.95%, 10/30/14	250	266
4.80%, 4/15/15	100	108

UnionBanCal Corp., 3.50%, 6/18/22	150	156

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Banks – 3.2% – continued

Wachovia Bank N.A., 5.85%, 2/1/37	$250	$302
6.60%, 1/15/38	300	397

Wachovia Corp., 5.25%, 8/1/14	150	159
5.63%, 10/15/16	550	628
5.75%, 6/15/17	350	411
5.75%, 2/1/18	600	714

Wells Fargo & Co., 4.63%, 4/15/14	415	431
5.00%, 11/15/14	100	106
1.25%, 2/13/15	500	506
3.63%, 4/15/15	250	264
1.50%, 7/1/15	250	254
5.13%, 9/15/16	475	536
2.63%, 12/15/16	250	263
2.10%, 5/8/17	250	258
5.63%, 12/11/17	445	526
1.50%, 1/16/18	180	180
4.60%, 4/1/21	500	571
3.50%, 3/8/22	1,000	1,051
3.45%, 2/13/23	125	126
5.38%, 2/7/35	425	497

Wells Fargo Capital X, 5.95%, 12/15/36	100	100
		84,082

Beverages – 0.4%

Anheuser-Busch Cos. LLC, 5.50%, 1/15/18	375	448
5.95%, 1/15/33	100	121
6.45%, 9/1/37	50	66

Anheuser-Busch InBev Finance, Inc., 1.25%, 1/17/18	360	359
4.00%, 1/17/43	150	147

Anheuser-Busch InBev Worldwide, Inc., 1.50%, 7/14/14	85	86
4.13%, 1/15/15	500	531
2.88%, 2/15/16	75	80
1.38%, 7/15/17	500	504
5.38%, 1/15/20	450	543
2.50%, 7/15/22	60	59
8.20%, 1/15/39	1,000	1,609
3.75%, 7/15/42	65	61

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Beverages – 0.4% – continued

Beam, Inc., 5.38%, 1/15/16	$86	$96
1.88%, 5/15/17	65	66

Bottling Group LLC, 5.50%, 4/1/16	675	768

Brown-Forman Corp., 1.00%, 1/15/18	65	64

Coca-Cola (The) Co., 0.75%, 3/13/15	150	151
1.80%, 9/1/16	65	67
1.65%, 3/14/18	125	128
1.15%, 4/1/18	250	250
3.15%, 11/15/20	1,115	1,205
3.30%, 9/1/21	250	271

Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	135	142
2.60%, 1/15/19	80	83
2.00%, 1/15/20	90	89

Molson Coors Brewing Co., 2.00%, 5/1/17	60	61
5.00%, 5/1/42	100	106

PepsiAmericas, Inc., 4.88%, 1/15/15	50	54

PepsiCo, Inc., 0.80%, 8/25/14	585	588
3.10%, 1/15/15	450	471
0.75%, 3/5/15	60	60
0.70%, 8/13/15	150	150
0.70%, 2/26/16	150	150
2.50%, 5/10/16	200	210
5.00%, 6/1/18	650	765
4.50%, 1/15/20	300	346
2.75%, 3/5/22	385	392
4.88%, 11/1/40	165	185
4.00%, 3/5/42	50	49
3.60%, 8/13/42	50	46
		11,627

Biotechnology – 0.2%

Amgen, Inc., 4.85%, 11/18/14	175	187
2.30%, 6/15/16	100	104
2.50%, 11/15/16	250	262
5.85%, 6/1/17	375	443
4.10%, 6/15/21	165	183

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Biotechnology – 0.2% – continued
3.88%, 11/15/21	$250	$273
6.38%, 6/1/37	100	124
6.40%, 2/1/39	100	124
5.75%, 3/15/40	500	577
5.15%, 11/15/41	500	537
5.65%, 6/15/42	100	116
5.38%, 5/15/43	200	222

Genentech, Inc., 4.75%, 7/15/15	150	163

Gilead Sciences, Inc., 3.05%, 12/1/16	100	107
4.50%, 4/1/21	200	227
5.65%, 12/1/41	330	400

Life Technologies Corp., 3.50%, 1/15/16	250	261
6.00%, 3/1/20	500	561
		4,871

Building Materials – 0.0%

CRH America, Inc., 6.00%, 9/30/16	100	114

Martin Marietta Materials, Inc., 6.60%, 4/15/18	100	114

Owens Corning, Inc., 4.20%, 12/15/22	190	194
		422

Chemicals – 0.4%

Air Products & Chemicals, Inc., 2.00%, 8/2/16	145	151
1.20%, 10/15/17	250	250
2.75%, 2/3/23	250	256

Airgas, Inc., 1.65%, 2/15/18	250	250
2.90%, 11/15/22	150	147

Cabot Corp., 2.55%, 1/15/18	200	206

CF Industries, Inc., 6.88%, 5/1/18	300	360

Dow Chemical (The) Co., 5.70%, 5/15/18	100	118
4.13%, 11/15/21	200	214
3.00%, 11/15/22	100	98
7.38%, 11/1/29	100	133
9.40%, 5/15/39	300	477

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Chemicals – 0.4% – continued
5.25%, 11/15/41	$400	$428

E.I. du Pont de Nemours & Co., 3.25%, 1/15/15	350	367
5.25%, 12/15/16	400	462
6.00%, 7/15/18	615	757
2.80%, 2/15/23	200	203
6.50%, 1/15/28	100	132

Eastman Chemical Co., 2.40%, 6/1/17	60	62
4.80%, 9/1/42	200	208

Ecolab, Inc., 1.00%, 8/9/15	75	75
3.00%, 12/8/16	175	186
1.45%, 12/8/17	100	99
4.35%, 12/8/21	250	276
5.50%, 12/8/41	105	121

Lubrizol Corp., 6.50%, 10/1/34	50	66

Monsanto Co., 2.75%, 4/15/16	50	53
5.13%, 4/15/18	240	285
2.20%, 7/15/22	65	64
5.50%, 8/15/25	50	63

Mosaic (The) Co., 4.88%, 11/15/41	100	106

PPG Industries, Inc., 1.90%, 1/15/16	50	51
6.65%, 3/15/18	220	271
2.70%, 8/15/22	60	59
7.70%, 3/15/38	200	274

Praxair, Inc., 1.05%, 11/7/17	125	125
4.50%, 8/15/19	400	465
4.05%, 3/15/21	100	111
2.45%, 2/15/22	250	251
2.20%, 8/15/22	150	146
3.55%, 11/7/42	125	117

Rohm & Haas Co., 6.00%, 9/15/17	250	294

Sherwin-Williams (The) Co., 3.13%, 12/15/14	300	312
1.35%, 12/15/17	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Chemicals – 0.4% – continued

Westlake Chemical Corp., 3.60%, 7/15/22	$65	$66
		9,315

Commercial Services – 0.1%

ADT (The) Corp., 2.25%, 7/15/17 (1)(2)	150	151
4.88%, 7/15/42 (1)(2)	100	95

Board of Trustees of The Leland Stanford Junior University (The), 4.75%, 5/1/19	200	238

California Institute of Technology, 4.70%, 11/1/11 (3)	110	114

Catholic Health Initiatives, 1.60%, 11/1/17	85	86

Equifax, Inc., 3.30%, 12/15/22	265	261

George Washington University (The), 3.49%, 9/15/22	50	53

Johns Hopkins University, 4.08%, 7/1/53	100	103

Massachusetts Institute of Technology, 5.60%, 7/1/11 (3)	190	253

Princeton University, 4.95%, 3/1/19	100	118

SAIC, Inc., 5.95%, 12/1/40	200	212

Trustees of Dartmouth College, 4.75%, 6/1/19	170	199

University of Pennsylvania, 4.67%, 9/1/12 (4)	100	106

Vanderbilt University, 5.25%, 4/1/19	100	119

Western Union (The) Co., 5.93%, 10/1/16	355	392
6.20%, 11/17/36	50	51
6.20%, 6/21/40	70	71
		2,622

Computers – 0.3%

Computer Sciences Corp., 2.50%, 9/15/15	65	67

Hewlett-Packard Co., 1.55%, 5/30/14	125	125
4.75%, 6/2/14	700	731
2.13%, 9/13/15	450	456

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Computers – 0.3% – continued
2.65%, 6/1/16	$250	$255
2.60%, 9/15/17	250	252
4.38%, 9/15/21	540	551
6.00%, 9/15/41	500	509

International Business Machines Corp., 1.25%, 5/12/14	100	101
0.75%, 5/11/15	100	101
1.95%, 7/22/16	500	519
1.25%, 2/6/17	250	252
5.70%, 9/14/17	1,450	1,735
1.25%, 2/8/18	115	115
8.38%, 11/1/19	50	70
2.90%, 11/1/21	200	210
1.88%, 8/1/22	200	191
6.50%, 1/15/28	100	134
5.60%, 11/30/39	275	342
		6,716

Cosmetics/Personal Care – 0.1%

Colgate-Palmolive Co., 1.30%, 1/15/17	250	254
2.30%, 5/3/22	165	165
1.95%, 2/1/23	250	240

Estee Lauder (The) Cos., Inc., 2.35%, 8/15/22	50	49
6.00%, 5/15/37	100	125

Procter & Gamble (The) Co., 4.85%, 12/15/15	1,208	1,344
1.45%, 8/15/16	50	51
4.70%, 2/15/19	200	236
2.30%, 2/6/22	215	216
5.80%, 8/15/34	100	129
5.55%, 3/5/37	50	64
		2,873

Distribution/Wholesale – 0.0%

Arrow Electronics, Inc., 3.00%, 3/1/18	85	86

Diversified Financial Services – 1.7%

American Express Co., 6.15%, 8/28/17	800	957
7.00%, 3/19/18	300	375
2.65%, 12/2/22	632	619
8.15%, 3/19/38	170	260

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Diversified Financial Services – 1.7% – continued

American Express Credit Corp., 1.75%, 6/12/15	$350	$358
2.80%, 9/19/16	1,250	1,324
2.38%, 3/24/17	250	261

Ameriprise Financial, Inc., 7.30%, 6/28/19	75	98
5.30%, 3/15/20	95	113

Bear Stearns (The) Cos. LLC, 5.30%, 10/30/15	850	939
5.55%, 1/22/17	50	57
6.40%, 10/2/17	150	179
7.25%, 2/1/18	535	665

BlackRock, Inc., 3.50%, 12/10/14	275	289
1.38%, 6/1/15	170	173
5.00%, 12/10/19	130	154
4.25%, 5/24/21	150	169
3.38%, 6/1/22	250	264

Boeing Capital Corp., 2.13%, 8/15/16	275	286

Caterpillar Financial Services Corp., 4.75%, 2/17/15	275	296
1.10%, 5/29/15	40	40
2.65%, 4/1/16	150	158
2.05%, 8/1/16	150	156
1.75%, 3/24/17	100	102
5.85%, 9/1/17	592	705
1.30%, 3/1/18	40	40
5.45%, 4/15/18	300	357

Charles Schwab (The) Corp., 0.85%, 12/4/15	90	90
4.45%, 7/22/20	250	286

Credit Suisse USA, Inc., 4.88%, 1/15/15	375	402

Ford Motor Credit Co. LLC, 2.50%, 1/15/16	500	510
4.21%, 4/15/16	1,000	1,064
4.25%, 2/3/17	1,500	1,605
3.00%, 6/12/17	640	656
5.88%, 8/2/21	500	572
4.25%, 9/20/22	300	310

General Electric Capital Corp., 5.90%, 5/13/14	370	392

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Diversified Financial Services – 1.7% – continued
3.75%, 11/14/14	$750	$788
4.88%, 3/4/15	350	378
1.63%, 7/2/15	150	153
5.00%, 1/8/16	100	111
2.95%, 5/9/16	200	211
2.90%, 1/9/17	750	792
2.30%, 4/27/17	250	259
5.63%, 9/15/17	1,175	1,377
1.60%, 11/20/17	135	135
1.63%, 4/2/18	250	249
5.63%, 5/1/18	2,575	3,047
2.10%, 12/11/19	125	127
5.50%, 1/8/20	200	237
4.63%, 1/7/21	1,400	1,576
4.65%, 10/17/21	1,750	1,959
3.15%, 9/7/22	750	745
3.10%, 1/9/23	500	495
6.75%, 3/15/32	150	191
6.15%, 8/7/37	150	181
5.88%, 1/14/38	600	700
6.88%, 1/10/39	550	721
6.38%, 11/15/67	250	265

HSBC Finance Corp., 5.50%, 1/19/16	650	723
6.68%, 1/15/21	500	592

Jefferies Group LLC, 8.50%, 7/15/19	50	62
5.13%, 1/20/23	115	122

John Deere Capital Corp., 2.95%, 3/9/15	350	366
0.88%, 4/17/15	150	151
0.95%, 6/29/15	150	151
0.75%, 1/22/16	25	25
2.25%, 6/7/16	250	261
1.85%, 9/15/16	200	206
2.00%, 1/13/17	115	119
1.40%, 3/15/17	250	253
1.20%, 10/10/17	250	250
1.30%, 3/12/18	250	251
5.75%, 9/10/18	200	244
1.70%, 1/15/20	150	148
3.15%, 10/15/21	250	264
2.80%, 1/27/23	150	152

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Diversified Financial Services – 1.7% – continued

Merrill Lynch & Co., Inc., 5.45%, 7/15/14	$330	$348
6.40%, 8/28/17	200	235
6.88%, 4/25/18	505	610
6.88%, 11/15/18	275	338
6.11%, 1/29/37	150	169
7.75%, 5/14/38	175	233

National Rural Utilities Cooperative Finance Corp., 1.90%, 11/1/15	250	257
5.45%, 4/10/17	300	350
3.05%, 2/15/22	35	36
8.00%, 3/1/32	50	74

PACCAR Financial Corp., 0.70%, 11/16/15	130	130
0.80%, 2/8/16	70	70
1.60%, 3/15/17	90	91

Private Export Funding Corp., 1.45%, 8/15/19	2,000	2,022

SLM Corp., 3.88%, 9/10/15	140	146
4.63%, 9/25/17	500	519
7.25%, 1/25/22	500	559

Toyota Motor Credit Corp., 1.25%, 11/17/14	150	152
1.00%, 2/17/15	500	504
0.88%, 7/17/15	150	151
2.80%, 1/11/16	300	317
2.00%, 9/15/16	165	171
2.05%, 1/12/17	750	776
1.75%, 5/22/17	150	153
1.25%, 10/5/17	250	250
1.38%, 1/10/18	500	502
4.50%, 6/17/20	300	345
		43,826

Electric – 1.5%

Alabama Power Co., 0.55%, 10/15/15	60	60
6.13%, 5/15/38	50	65
5.50%, 3/15/41	150	182
4.10%, 1/15/42	75	76
3.85%, 12/1/42	60	58

Ameren Illinois Co., 2.70%, 9/1/22	250	252

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Electric – 1.5% – continued

American Electric Power Co., Inc., 1.65%, 12/15/17	$40	$40

Appalachian Power Co., 4.60%, 3/30/21	250	285
7.00%, 4/1/38	75	100

Arizona Public Service Co., 4.50%, 4/1/42	230	242

Baltimore Gas & Electric Co., 5.90%, 10/1/16	50	58
3.50%, 11/15/21	275	295

Carolina Power & Light Co., 5.30%, 1/15/19	150	180
3.00%, 9/15/21	150	158
2.80%, 5/15/22	100	102
4.10%, 3/15/43	200	200

CenterPoint Energy Houston Electric LLC, 2.25%, 8/1/22	105	103

Cleveland Electric Illuminating (The) Co., 5.70%, 4/1/17	250	283

CMS Energy Corp., 4.70%, 3/31/43	40	40

Commonwealth Edison Co., 5.95%, 8/15/16	125	145
1.95%, 9/1/16	100	104
6.15%, 9/15/17	225	271
5.80%, 3/15/18	300	361
4.00%, 8/1/20	410	461
6.45%, 1/15/38	200	268
3.80%, 10/1/42	90	86

Connecticut Light & Power (The) Co., 2.50%, 1/15/23	420	419

Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	250	289
5.30%, 3/1/35	150	178
5.85%, 3/15/36	100	126
6.20%, 6/15/36	200	263
6.75%, 4/1/38	100	140
5.50%, 12/1/39	85	105
5.70%, 6/15/40	100	126

Constellation Energy Group, Inc., 4.55%, 6/15/15	100	107
7.60%, 4/1/32	100	132

Consumers Energy Co., 5.50%, 8/15/16	125	144

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Electric – 1.5% – continued
6.13%, 3/15/19	$200	$247
2.85%, 5/15/22	45	47

Delmarva Power & Light Co., 4.00%, 6/1/42	200	204

Dominion Resources, Inc., 5.15%, 7/15/15	50	55
1.95%, 8/15/16	200	206
1.40%, 9/15/17	150	150
6.00%, 11/30/17	100	120
6.40%, 6/15/18	20	25
5.25%, 8/1/33	250	286
5.95%, 6/15/35	250	309
7.00%, 6/15/38	20	28
4.90%, 8/1/41	35	39
4.05%, 9/15/42	100	97

DTE Electric Co., 5.60%, 6/15/18	125	151
5.70%, 10/1/37	50	63
3.95%, 6/15/42	100	99

DTE Energy Co., 6.38%, 4/15/33	50	63

Duke Energy Carolinas LLC, 5.30%, 10/1/15	100	112
1.75%, 12/15/16	70	72
5.25%, 1/15/18	200	237
5.10%, 4/15/18	65	77
3.90%, 6/15/21	50	56
6.45%, 10/15/32	106	138
6.10%, 6/1/37	150	190
6.00%, 1/15/38	35	45
6.05%, 4/15/38	175	225
5.30%, 2/15/40	400	473

Duke Energy Corp., 1.63%, 8/15/17	100	101
6.25%, 6/15/18	100	122

Duke Energy Indiana, Inc., 6.45%, 4/1/39	250	330
4.20%, 3/15/42	100	101

Entergy Corp., 4.70%, 1/15/17	125	137

Entergy Louisiana LLC, 1.88%, 12/15/14	85	87
6.50%, 9/1/18	100	122
5.40%, 11/1/24	150	181

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Electric – 1.5% – continued

Entergy Texas, Inc., 7.13%, 2/1/19	$250	$310

Exelon Corp., 5.63%, 6/15/35	75	83

Exelon Generation Co. LLC, 5.20%, 10/1/19	225	255
4.25%, 6/15/22	250	263

FirstEnergy Corp., 7.38%, 11/15/31	250	293

Florida Power & Light Co., 5.55%, 11/1/17	225	269
5.65%, 2/1/37	350	436
5.95%, 2/1/38	150	195
5.69%, 3/1/40	400	508
4.13%, 2/1/42	250	255
4.05%, 6/1/42	100	101

Florida Power Corp., 0.65%, 11/15/15	100	100
5.80%, 9/15/17	50	59
5.65%, 6/15/18	225	270
3.10%, 8/15/21	25	26
6.35%, 9/15/37	50	66
6.40%, 6/15/38	285	380

Georgia Power Co., 0.75%, 8/10/15	100	100
0.63%, 11/15/15	65	65
4.25%, 12/1/19	500	573
2.85%, 5/15/22	100	103
4.30%, 3/15/42	60	60
4.30%, 3/15/43	100	100

Kansas City Power & Light Co., 3.15%, 3/15/23	500	507
5.30%, 10/1/41	50	55

Metropolitan Edison Co., 4.88%, 4/1/14	200	208

MidAmerican Energy Co., 5.30%, 3/15/18	500	593

MidAmerican Energy Holdings Co., 6.13%, 4/1/36	600	746
6.50%, 9/15/37	200	260

Midamerican Funding LLC, 6.93%, 3/1/29	50	66

Mississippi Power Co., 4.25%, 3/15/42	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Electric – 1.5% – continued

National Fuel Gas Co., 4.90%, 12/1/21	$150	$167
3.75%, 3/1/23	250	253

Nevada Power Co., 6.65%, 4/1/36	100	134
5.45%, 5/15/41	35	42

NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	50	50
6.65%, 6/15/67	25	27

Nisource Finance Corp., 5.25%, 9/15/17	450	516
5.45%, 9/15/20	200	234
4.45%, 12/1/21	165	182
5.95%, 6/15/41	100	114
5.25%, 2/15/43	100	105

Northern States Power Co., 5.25%, 3/1/18	125	149
2.15%, 8/15/22	350	342
6.25%, 6/1/36	100	134
5.35%, 11/1/39	65	80

NSTAR Electric Co., 4.88%, 4/15/14	200	209
2.38%, 10/15/22	100	98

Oglethorpe Power Corp., 5.38%, 11/1/40	150	172
4.20%, 12/1/42	100	97

Ohio Power Co., 6.60%, 2/15/33	100	128

Oncor Electric Delivery Co. LLC, 6.80%, 9/1/18	225	280
4.10%, 6/1/22	250	273
7.25%, 1/15/33	200	267
7.50%, 9/1/38	145	203

Pacific Gas & Electric Co., 5.63%, 11/30/17	660	788
4.25%, 5/15/21	150	170
3.25%, 9/15/21	45	48
2.45%, 8/15/22	100	99
6.05%, 3/1/34	550	688
5.80%, 3/1/37	100	122
5.40%, 1/15/40	160	190
3.75%, 8/15/42	50	46

PacifiCorp, 3.85%, 6/15/21	600	670

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Electric – 1.5% – continued
2.95%, 2/1/22	$100	$104
5.25%, 6/15/35	50	59
6.25%, 10/15/37	275	367
6.00%, 1/15/39	60	78

Peco Energy Co., 5.35%, 3/1/18	25	30

Pennsylvania Electric Co., 6.05%, 9/1/17	300	350

PPL Capital Funding, Inc., 4.20%, 6/15/22	50	53
3.50%, 12/1/22	35	35

PPL Electric Utilities Corp., 3.00%, 9/15/21	250	263
2.50%, 9/1/22	50	50
6.25%, 5/15/39	275	370
5.20%, 7/15/41	35	42

PPL Energy Supply LLC, 5.40%, 8/15/14	250	264
6.50%, 5/1/18	100	118

Progress Energy, Inc., 3.15%, 4/1/22	160	163
7.75%, 3/1/31	50	69
6.00%, 12/1/39	450	552

PSEG Power LLC, 5.50%, 12/1/15	175	194
2.75%, 9/15/16	35	36

Public Service Co. of Colorado, 3.20%, 11/15/20	1,000	1,080
2.25%, 9/15/22	100	99
2.50%, 3/15/23	150	151

Public Service Co. of Oklahoma, 4.40%, 2/1/21	50	56
6.63%, 11/15/37	125	165

Public Service Electric & Gas Co., 5.30%, 5/1/18	575	680
5.38%, 11/1/39	250	306
3.95%, 5/1/42	50	51
3.65%, 9/1/42	30	29

Puget Sound Energy, Inc., 5.48%, 6/1/35	25	30
6.27%, 3/15/37	75	99
5.80%, 3/15/40	250	317
5.64%, 4/15/41	80	101

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Electric – 1.5% – continued

San Diego Gas & Electric Co., 3.00%, 8/15/21	$65	$69
6.13%, 9/15/37	50	67
4.50%, 8/15/40	150	166
3.95%, 11/15/41	100	101
4.30%, 4/1/42	150	163

SCANA Corp., 4.75%, 5/15/21	75	83
4.13%, 2/1/22	135	142

Sierra Pacific Power Co., 6.00%, 5/15/16	250	288

South Carolina Electric & Gas Co., 5.25%, 11/1/18	116	138
6.05%, 1/15/38	265	341
4.35%, 2/1/42	115	118

Southern (The) Co., 2.38%, 9/15/15	250	259
1.95%, 9/1/16	200	206

Southern California Edison Co., 5.50%, 8/15/18	100	122
3.88%, 6/1/21	150	169
6.65%, 4/1/29	300	392
6.00%, 1/15/34	100	129
5.55%, 1/15/37	275	339
5.95%, 2/1/38	100	129
6.05%, 3/15/39	50	66
5.50%, 3/15/40	150	186
3.90%, 3/15/43	150	148

Southern Power Co., 4.88%, 7/15/15	150	164

Southwestern Electric Power Co., 5.88%, 3/1/18	400	470
3.55%, 2/15/22	150	156
6.20%, 3/15/40	200	248

Southwestern Public Service Co., 6.00%, 10/1/36	100	123

System Energy Resources, Inc., 4.10%, 4/1/23	160	165

Tampa Electric Co., 2.60%, 9/15/22	220	221
4.10%, 6/15/42	50	51

Union Electric Co., 6.40%, 6/15/17	400	483
3.90%, 9/15/42	50	49

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued
Electric – 1.5% – continued

Virginia Electric and Power Co., 1.20%, 1/15/18	$75	$75
5.40%, 4/30/18	425	510
2.95%, 1/15/22	95	100
6.00%, 1/15/36	50	65
8.88%, 11/15/38	300	504

Westar Energy, Inc., 4.13%, 3/1/42	215	220
4.10%, 4/1/43	60	61

Western Massachusetts Electric Co., 3.50%, 9/15/21	85	91

Wisconsin Electric Power Co., 5.70%, 12/1/36	150	191

Wisconsin Power & Light Co., 2.25%, 11/15/22	300	295

Xcel Energy, Inc., 4.70%, 5/15/20	100	117
6.50%, 7/1/36	100	133
		40,655
Electrical Components & Equipment – 0.0%

Emerson Electric Co., 4.75%, 10/15/15	100	110
5.38%, 10/15/17	100	117
5.25%, 10/15/18	325	388
2.63%, 2/15/23	85	86
6.00%, 8/15/32	25	32
6.13%, 4/15/39	50	68
		801
Electronics – 0.1%

Agilent Technologies, Inc., 5.50%, 9/14/15	700	774
3.20%, 10/1/22	225	225

Honeywell International, Inc., 5.30%, 3/15/17	200	232
5.30%, 3/1/18	290	345
5.70%, 3/15/36	720	908
5.70%, 3/15/37	125	158

Thermo Fisher Scientific, Inc., 3.20%, 5/1/15	320	334
2.25%, 8/15/16	100	104
1.85%, 1/15/18	140	141
3.60%, 8/15/21	250	259
		3,480

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued
Engineering & Construction – 0.0%

ABB Finance USA, Inc., 1.63%, 5/8/17	$90	$91
Environmental Control – 0.1%

Republic Services, Inc., 3.80%, 5/15/18	165	181
5.50%, 9/15/19	220	261
5.00%, 3/1/20	400	463
5.25%, 11/15/21	500	584
3.55%, 6/1/22	100	105

Waste Management, Inc., 2.60%, 9/1/16	35	37
6.10%, 3/15/18	250	299
2.90%, 9/15/22	110	109
7.10%, 8/1/26	125	168
6.13%, 11/30/39	400	491
		2,698
Food – 0.5%

Campbell Soup Co., 4.25%, 4/15/21	150	166
2.50%, 8/2/22	55	52
3.80%, 8/2/42	40	36

ConAgra Foods, Inc., 1.30%, 1/25/16	130	131
7.00%, 4/15/19	300	375
3.25%, 9/15/22	55	55
3.20%, 1/25/23	150	150
7.00%, 10/1/28	100	128
4.65%, 1/25/43	215	214

General Mills, Inc., 1.55%, 5/16/14	100	101
5.20%, 3/17/15	500	543
0.88%, 1/29/16	25	25
3.15%, 12/15/21	500	524
5.40%, 6/15/40	70	83

H.J. Heinz Co., 1.50%, 3/1/17	310	313

H.J. Heinz Finance Co., 6.75%, 3/15/32	50	56

Hershey (The) Co., 1.50%, 11/1/16	250	257

Ingredion, Inc., 1.80%, 9/25/17	155	155

Kellogg Co., 1.88%, 11/17/16	55	57

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued
Food – 0.5% – continued
1.75%, 5/17/17	$75	$76
3.25%, 5/21/18	130	141
4.15%, 11/15/19	335	376
2.75%, 3/1/23	350	351
7.45%, 4/1/31	200	271

Kraft Foods Group, Inc., 1.63%, 6/4/15	100	102
3.50%, 6/6/22	1,130	1,182
5.00%, 6/4/42	405	434

Kroger (The) Co., 3.90%, 10/1/15	80	85
2.20%, 1/15/17	190	196
6.15%, 1/15/20	25	30
3.40%, 4/15/22	400	417
7.50%, 4/1/31	200	256
6.90%, 4/15/38	100	125

Mondelez International, Inc., 4.13%, 2/9/16	500	544
6.50%, 8/11/17	150	181
6.13%, 2/1/18	815	977
6.13%, 8/23/18	50	61
5.38%, 2/10/20	500	595
6.50%, 11/1/31	150	187
7.00%, 8/11/37	100	134
6.88%, 2/1/38	100	134
6.88%, 1/26/39	100	135
6.50%, 2/9/40	500	649

Safeway, Inc., 3.40%, 12/1/16	165	174
6.35%, 8/15/17	275	321
5.00%, 8/15/19	385	429
3.95%, 8/15/20	350	358

Sysco Corp., 2.60%, 6/12/22	95	95
6.63%, 3/17/39	200	281

Tyson Foods, Inc., 4.50%, 6/15/22	300	326

Unilever Capital Corp., 0.45%, 7/30/15	500	499
4.25%, 2/10/21	250	286
5.90%, 11/15/32	125	165
		13,994

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued
Forest Products & Paper – 0.1%

Georgia-Pacific LLC, 7.75%, 11/15/29	$500	$680

International Paper Co., 5.30%, 4/1/15	100	108
7.95%, 6/15/18	325	418
7.50%, 8/15/21	350	458
4.75%, 2/15/22	125	141
7.30%, 11/15/39	45	59
6.00%, 11/15/41	250	291

Westvaco Corp., 7.95%, 2/15/31	100	122
		2,277
Gas – 0.1%

AGL Capital Corp., 3.50%, 9/15/21	150	161
5.88%, 3/15/41	100	126

Atmos Energy Corp., 4.15%, 1/15/43	250	249

CenterPoint Energy, Inc., 6.50%, 5/1/18	40	49

KeySpan Corp., 5.80%, 4/1/35	175	199

Sempra Energy, 2.30%, 4/1/17	80	83
6.15%, 6/15/18	400	488
2.88%, 10/1/22	60	60

Southern California Gas Co., 5.75%, 11/15/35	150	192
3.75%, 9/15/42	75	73

Southern Union Co., 8.25%, 11/15/29	25	32
		1,712
Hand/Machine Tools – 0.0%

Kennametal, Inc., 2.65%, 11/1/19	100	100

Stanley Black & Decker, Inc., 3.40%, 12/1/21	265	278
2.90%, 11/1/22	65	65
		443
Healthcare – Products – 0.2%

Baxter International, Inc., 4.63%, 3/15/15	100	107

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued
Healthcare – Products – 0.2% – continued
1.85%, 1/15/17	$100	$102
5.38%, 6/1/18	225	269
2.40%, 8/15/22	200	196
6.25%, 12/1/37	30	40
3.65%, 8/15/42	30	28

Becton, Dickinson and Co., 1.75%, 11/8/16	250	257
3.25%, 11/12/20	430	456
3.13%, 11/8/21	150	156
5.00%, 11/12/40	400	453

Boston Scientific Corp., 7.38%, 1/15/40	100	134

CareFusion Corp., 6.38%, 8/1/19	125	151
3.30%, 3/1/23 (1)(2)	130	131

CR Bard, Inc., 1.38%, 1/15/18	160	160

Medtronic, Inc., 3.00%, 3/15/15	250	262
4.75%, 9/15/15	200	220
4.13%, 3/15/21	500	560
3.13%, 3/15/22	150	157
2.75%, 4/1/23	80	80
6.50%, 3/15/39	100	138
4.50%, 3/15/42	100	106

St. Jude Medical, Inc., 2.50%, 1/15/16	150	156
3.25%, 4/15/23 (5)	140	141
4.75%, 4/15/43 (5)	150	153

Stryker Corp., 2.00%, 9/30/16	125	130
4.10%, 4/1/43	50	49

Zimmer Holdings, Inc., 3.38%, 11/30/21	250	258
		5,050
Healthcare – Services – 0.3%

Aetna, Inc., 1.75%, 5/15/17	50	51
1.50%, 11/15/17	100	100
3.95%, 9/1/20	375	410
4.13%, 6/1/21	250	275
6.75%, 12/15/37	150	200
4.50%, 5/15/42	100	101

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued
Healthcare – Services – continued

Cigna Corp., 4.00%, 2/15/22	$335	$362
5.38%, 2/15/42	250	283

Humana, Inc., 3.15%, 12/1/22	85	84
4.63%, 12/1/42	300	287

Memorial Sloan-Kettering Cancer Center, 4.13%, 7/1/52	100	96

Quest Diagnostics, Inc., 5.45%, 11/1/15	250	275
6.40%, 7/1/17	100	117
4.75%, 1/30/20	340	372
5.75%, 1/30/40	185	197

UnitedHealth Group, Inc., 5.00%, 8/15/14	6	6
1.88%, 11/15/16	125	129
1.40%, 10/15/17	85	86
1.63%, 3/15/19	210	211
4.70%, 2/15/21	300	344
2.88%, 3/15/22	800	810
5.80%, 3/15/36	250	297
6.63%, 11/15/37	350	456
6.88%, 2/15/38	100	135
5.70%, 10/15/40	135	160
4.38%, 3/15/42	100	101

WellPoint, Inc., 5.25%, 1/15/16	550	612
2.38%, 2/15/17	200	207
5.88%, 6/15/17	350	412
1.88%, 1/15/18	205	208
3.13%, 5/15/22	100	101
3.30%, 1/15/23	300	304
5.85%, 1/15/36	600	708
		8,497
Home Furnishings – 0.0%

Whirlpool Corp., 4.85%, 6/15/21	100	110
4.70%, 6/1/22	250	274
3.70%, 3/1/23	100	102
		486
Household Products/Wares – 0.1%

Clorox (The) Co., 5.00%, 1/15/15	75	80

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued
Household Products/Wares – 0.1% – continued
5.95%, 10/15/17	$25	$30
3.05%, 9/15/22	250	252

Kimberly-Clark Corp., 6.13%, 8/1/17	50	61
6.25%, 7/15/18	150	186
2.40%, 3/1/22	50	50
6.63%, 8/1/37	350	491
		1,150
Housewares – 0.0%

Newell Rubbermaid, Inc., 2.00%, 6/15/15	50	51
4.70%, 8/15/20	350	388
		439
Insurance – 0.9%

ACE INA Holdings, Inc., 5.80%, 3/15/18	300	364
5.90%, 6/15/19	355	441
6.70%, 5/15/36	50	69
4.15%, 3/13/43	100	101

Aflac, Inc., 8.50%, 5/15/19	1,000	1,352
6.90%, 12/17/39	80	105

Alleghany Corp., 4.95%, 6/27/22	165	184

Allstate (The) Corp., 6.75%, 5/15/18	600	745
5.55%, 5/9/35	50	60
6.13%, 5/15/37	100	107
5.20%, 1/15/42	225	259
6.50%, 5/15/57	225	246

American International Group, Inc., 4.25%, 9/15/14	250	262
5.05%, 10/1/15	100	110
3.80%, 3/22/17	285	308
5.45%, 5/18/17	300	344
5.85%, 1/16/18	225	263
8.25%, 8/15/18	150	194
4.88%, 6/1/22	500	566
6.25%, 5/1/36	100	124
8.18%, 5/15/58	440	592

Assurant, Inc., 2.50%, 3/15/18	50	50

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued
Insurance – 0.9% – continued

Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	$575	$619
5.40%, 5/15/18	300	358
5.75%, 1/15/40	255	303
4.40%, 5/15/42	100	99

Berkshire Hathaway, Inc., 3.20%, 2/11/15	500	525
0.80%, 2/11/16	40	40
1.90%, 1/31/17	125	129
4.50%, 2/11/43	300	302

Chubb (The) Corp., 5.75%, 5/15/18	325	395
6.00%, 5/11/37	50	64
6.50%, 5/15/38	85	115

CNA Financial Corp., 5.85%, 12/15/14	290	312

Genworth Financial, Inc., 6.52%, 5/22/18	50	57
7.20%, 2/15/21	500	583

Hartford Financial Services Group, Inc., 5.50%, 3/30/20	250	292
5.13%, 4/15/22	250	288
5.95%, 10/15/36	75	88

ING US, Inc., 2.90%, 2/15/18 (1)(2)	50	51

Lincoln National Corp., 4.20%, 3/15/22	165	179
6.15%, 4/7/36	150	180
6.30%, 10/9/37	100	122
7.00%, 5/17/66	1,000	1,025

Markel Corp., 4.90%, 7/1/22	100	111
3.63%, 3/30/23	50	50
5.00%, 3/30/43	50	50

Marsh & McLennan Cos., Inc., 5.75%, 9/15/15	236	263

MetLife, Inc., 5.00%, 6/15/15	825	899
6.75%, 6/1/16	170	200
3.05%, 12/15/22	200	201
6.38%, 6/15/34	150	190
5.70%, 6/15/35	700	819
6.40%, 12/15/36	150	164
4.13%, 8/13/42	50	47

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued
Insurance – 0.9% – continued

Primerica, Inc., 4.75%, 7/15/22	$100	$111

Principal Financial Group, Inc., 1.85%, 11/15/17	65	66
4.63%, 9/15/42	40	41
4.35%, 5/15/43	150	149

Principal Life Income Funding Trusts, 5.10%, 4/15/14	231	242

Progressive (The) Corp., 3.75%, 8/23/21	330	360

Protective Life Corp., 7.38%, 10/15/19	300	368
8.45%, 10/15/39	200	264

Prudential Financial, Inc., 5.10%, 9/20/14	40	43
3.88%, 1/14/15	200	210
6.00%, 12/1/17	425	507
7.38%, 6/15/19	500	642
5.38%, 6/21/20	175	206
4.50%, 11/16/21	250	278
5.75%, 7/15/33	50	57
6.63%, 12/1/37	200	251
8.88%, 6/15/38	50	61
6.20%, 11/15/40	75	91
5.63%, 6/15/43	200	207

Reinsurance Group of America, Inc., 6.45%, 11/15/19	1,000	1,205

Swiss Re Solutions Holding Corp., 6.45%, 3/1/19	575	670

Torchmark Corp., 3.80%, 9/15/22	50	52

Travelers (The) Cos., Inc., 5.50%, 12/1/15	150	168
5.80%, 5/15/18	375	458
6.25%, 6/15/37	375	500
5.35%, 11/1/40	25	30

Unum Group, 5.75%, 8/15/42	150	164

Willis N.A., Inc., 6.20%, 3/28/17	1,000	1,139
		24,506
Internet – 0.1%

Amazon.com, Inc., 1.20%, 11/29/17	315	313

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued
Internet – 0.1% – continued

eBay, Inc., 0.70%, 7/15/15	$75	$75
1.63%, 10/15/15	250	256
4.00%, 7/15/42	235	216

Google, Inc., 1.25%, 5/19/14	360	364
3.63%, 5/19/21	250	277

Symantec Corp., 2.75%, 6/15/17	410	423
4.20%, 9/15/20	200	214
		2,138
Iron/Steel – 0.0%

Allegheny Technologies, Inc., 5.95%, 1/15/21	25	28

Cliffs Natural Resources, Inc., 6.25%, 10/1/40	200	185

Nucor Corp., 5.85%, 6/1/18	200	241
6.40%, 12/1/37	150	196
		650
Lodging – 0.0%

Marriott International, Inc., 3.00%, 3/1/19	250	262
3.25%, 9/15/22	50	50

Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	200	243
3.13%, 2/15/23	150	148

Wyndham Worldwide Corp., 2.95%, 3/1/17	185	190
2.50%, 3/1/18	20	20
4.25%, 3/1/22	100	105
		1,018
Machinery – Construction & Mining – 0.1%

Caterpillar, Inc., 1.38%, 5/27/14	400	404
0.95%, 6/26/15	95	96
5.70%, 8/15/16	50	58
3.90%, 5/27/21	500	555
2.60%, 6/26/22	150	151
5.20%, 5/27/41	450	530
3.80%, 8/15/42	102	96
		1,890

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Machinery – Diversified – 0.0%

Deere & Co., 6.95%, 4/25/14	$175	$187
2.60%, 6/8/22	125	126
8.10%, 5/15/30	100	153

IDEX Corp., 4.20%, 12/15/21	200	214

Rockwell Automation, Inc., 6.25%, 12/1/37	150	196

Roper Industries, Inc., 1.85%, 11/15/17	160	161
		1,037

Media – 1.1%

CBS Corp., 1.95%, 7/1/17	30	30
5.75%, 4/15/20	250	294
4.30%, 2/15/21	500	545
3.38%, 3/1/22	100	102

CC Holdings GS V LLC, 2.38%, 12/15/17 (1)(2)	100	101

Comcast Corp., 5.85%, 11/15/15	450	508
4.95%, 6/15/16	250	281
6.50%, 1/15/17	1,500	1,793
5.70%, 5/15/18	400	481
4.25%, 1/15/33	250	252
6.45%, 3/15/37	520	660
6.95%, 8/15/37	450	598
6.40%, 5/15/38	600	755
6.40%, 3/1/40	120	152

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.55%, 3/15/15	400	419
3.50%, 3/1/16	200	212
1.75%, 1/15/18	125	124
5.88%, 10/1/19	650	770
5.00%, 3/1/21	550	612
6.00%, 8/15/40	520	554

Discovery Communications LLC, 3.70%, 6/1/15	250	265
4.38%, 6/15/21	800	882
3.25%, 4/1/23	60	61
6.35%, 6/1/40	125	152
4.95%, 5/15/42	50	51
4.88%, 4/1/43	35	36

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Media – 1.1% – continued

McGraw-Hill (The) Cos., Inc., 5.90%, 11/15/17	$75	$85

NBCUniversal Media LLC, 3.65%, 4/30/15	115	122
2.88%, 4/1/16	500	527
5.15%, 4/30/20	300	356
4.38%, 4/1/21	650	731
2.88%, 1/15/23	150	149
6.40%, 4/30/40	115	146
4.45%, 1/15/43	50	49

News America, Inc., 5.30%, 12/15/14	450	484
6.90%, 3/1/19	300	378
4.50%, 2/15/21	450	507
3.00%, 9/15/22	200	198
6.40%, 12/15/35	125	151
6.65%, 11/15/37	550	679
7.85%, 3/1/39	100	134
6.90%, 8/15/39	310	395

Scripps Networks Interactive, Inc., 2.70%, 12/15/16	100	105

Time Warner Cable, Inc., 5.85%, 5/1/17	1,325	1,539
6.75%, 7/1/18	450	554
8.75%, 2/14/19	300	397
5.00%, 2/1/20	365	415
4.13%, 2/15/21	250	268
7.30%, 7/1/38	350	435
6.75%, 6/15/39	325	383
5.88%, 11/15/40	200	213
5.50%, 9/1/41	250	257

Time Warner Entertainment Co. L.P., 8.38%, 3/15/23	75	103

Time Warner, Inc., 5.88%, 11/15/16	1,150	1,337
4.88%, 3/15/20	160	183
4.75%, 3/29/21	350	396
3.40%, 6/15/22	50	52
6.50%, 11/15/36	600	723
6.20%, 3/15/40	55	64
6.10%, 7/15/40	200	232
5.38%, 10/15/41	500	538

Viacom, Inc., 1.25%, 2/27/15	40	40

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Media – 1.1% – continued
2.50%, 12/15/16	$225	$234
6.13%, 10/5/17	125	148
6.88%, 4/30/36	600	741
4.50%, 2/27/42	300	285

Walt Disney (The) Co., 0.88%, 12/1/14	500	504
1.35%, 8/16/16	150	153
1.13%, 2/15/17	250	250
1.10%, 12/1/17	25	25
5.88%, 12/15/17	300	363
5.50%, 3/15/19	400	483
3.75%, 6/1/21	300	331
3.70%, 12/1/42	130	125
		27,657

Metal Fabricate/Hardware – 0.0%

Precision Castparts Corp., 1.25%, 1/15/18	210	211
3.90%, 1/15/43	100	98
		309

Mining – 0.2%

Alcoa, Inc., 5.55%, 2/1/17	475	524
6.75%, 7/15/18	80	91
5.40%, 4/15/21	75	78
5.90%, 2/1/27	75	80
5.95%, 2/1/37	600	579

Barrick N.A. Finance LLC, 6.80%, 9/15/18	175	215
4.40%, 5/30/21	500	534
7.50%, 9/15/38	100	131

Freeport-McMoRan Copper & Gold, Inc., 2.38%, 3/15/18 (1)(2)	245	246
3.55%, 3/1/22	250	249
5.45%, 3/15/43 (1)(2)	145	143

Newmont Mining Corp., 5.13%, 10/1/19	315	364
3.50%, 3/15/22	250	252
5.88%, 4/1/35	100	110
4.88%, 3/15/42	150	145

Southern Copper Corp., 7.50%, 7/27/35	300	360
6.75%, 4/16/40	90	101
		4,202

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Miscellaneous Manufacturing – 0.2%

3M Co., 1.00%, 6/26/17	$150	$151
5.70%, 3/15/37	350	452

Danaher Corp., 5.63%, 1/15/18	200	238
3.90%, 6/23/21	250	279

Dover Corp., 4.30%, 3/1/21	60	68

Eaton Corp., 1.50%, 11/2/17 (1)(2)	215	216
2.75%, 11/2/22 (1)(2)	1,000	994

General Electric Co., 0.85%, 10/9/15	210	211
5.25%, 12/6/17	750	878
2.70%, 10/9/22	1,080	1,080

Illinois Tool Works, Inc., 3.38%, 9/15/21	250	271
3.90%, 9/1/42	200	193

Textron, Inc., 5.60%, 12/1/17	125	141
		5,172

Office/Business Equipment – 0.1%

Xerox Corp., 6.75%, 2/1/17	500	577
2.95%, 3/15/17	80	83
6.35%, 5/15/18	500	586
5.63%, 12/15/19	120	137
4.50%, 5/15/21	30	32
6.75%, 12/15/39	60	71
		1,486

Oil & Gas – 0.8%

Anadarko Petroleum Corp., 6.38%, 9/15/17	1,640	1,958
6.95%, 6/15/19	500	629
Apache Corp.,
2.63%, 1/15/13	200	195
5.63%, 1/15/17	250	290
3.63%, 2/1/21	200	216
6.00%, 1/15/37	400	480
5.10%, 9/1/40	100	108
4.75%, 4/15/43	250	256
4.25%, 1/15/44	150	142

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Oil & Gas – 0.8% – continued

Chevron Corp., 1.10%, 12/5/17	$200	$200
4.95%, 3/3/19	300	358

ConocoPhillips, 4.60%, 1/15/15	420	450
6.65%, 7/15/18	100	126
5.75%, 2/1/19	1,150	1,407
5.90%, 10/15/32	250	311
5.90%, 5/15/38	100	125

ConocoPhillips Co., 1.05%, 12/15/17	250	249

ConocoPhillips Holding Co., 6.95%, 4/15/29	150	203

Devon Energy Corp., 2.40%, 7/15/16	80	83
6.30%, 1/15/19	600	724
4.00%, 7/15/21	200	213
7.95%, 4/15/32	100	137
5.60%, 7/15/41	135	148

Devon Financing Corp. LLC, 7.88%, 9/30/31	200	271

EOG Resources, Inc., 2.95%, 6/1/15	250	262
5.63%, 6/1/19	215	261
4.10%, 2/1/21	500	564
2.63%, 3/15/23	50	49

EQT Corp., 8.13%, 6/1/19	325	403

Hess Corp., 7.88%, 10/1/29	620	800
7.13%, 3/15/33	75	92

Kerr-McGee Corp., 7.88%, 9/15/31	115	151

Marathon Oil Corp., 6.00%, 10/1/17	285	338
5.90%, 3/15/18	150	179
2.80%, 11/1/22	250	244
6.80%, 3/15/32	280	350
6.60%, 10/1/37	75	94

Marathon Petroleum Corp., 3.50%, 3/1/16	200	214
5.13%, 3/1/21	75	87
6.50%, 3/1/41	260	323

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Oil & Gas – 0.8% – continued

Murphy Oil Corp., 4.00%, 6/1/22	$100	$100
7.05%, 5/1/29	300	353

Nabors Industries, Inc., 5.00%, 9/15/20	250	267
4.63%, 9/15/21	200	209

Noble Energy, Inc., 4.15%, 12/15/21	250	275
6.00%, 3/1/41	250	298

Occidental Petroleum Corp., 1.75%, 2/15/17	250	257
1.50%, 2/15/18	50	51
4.10%, 2/1/21	750	850
3.13%, 2/15/22	100	105

Pemex Project Funding Master Trust, 5.75%, 3/1/18	925	1,063
6.63%, 6/15/35	200	240

Phillips 66, 2.95%, 5/1/17	150	159
5.88%, 5/1/42	735	863

Pioneer Natural Resources Co., 6.65%, 3/15/17	150	176
6.88%, 5/1/18	100	122
3.95%, 7/15/22	85	89
7.20%, 1/15/28	100	130

Pride International, Inc., 6.88%, 8/15/20	1,000	1,254

Rowan Cos., Inc., 5.00%, 9/1/17	200	223
4.88%, 6/1/22	100	109
5.40%, 12/1/42	75	75

Southwestern Energy Co., 4.10%, 3/15/22	100	106

Valero Energy Corp., 4.50%, 2/1/15	230	245
9.38%, 3/15/19	100	136
7.50%, 4/15/32	50	65
10.50%, 3/15/39	325	520
		22,030

Oil & Gas Services – 0.2%

Baker Hughes, Inc., 7.50%, 11/15/18	1,000	1,312
3.20%, 8/15/21	100	106
5.13%, 9/15/40	375	436

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Oil & Gas Services – 0.2% – continued

Cameron International Corp., 1.60%, 4/30/15	$150	$151
4.50%, 6/1/21	125	140

Halliburton Co., 5.90%, 9/15/18	350	429
3.25%, 11/15/21	595	631
6.70%, 9/15/38	75	102
7.45%, 9/15/39	350	514

National Oilwell Varco, Inc., 3.95%, 12/1/42	125	120

Weatherford International, Inc., 6.35%, 6/15/17	100	115
		4,056

Packaging & Containers – 0.0%

Bemis Co., Inc., 5.65%, 8/1/14	65	69

Sonoco Products Co., 4.38%, 11/1/21	25	27
5.75%, 11/1/40	150	171
		267

Pharmaceuticals – 0.8%

AbbVie, Inc., 1.20%, 11/6/15 (1)	500	504
1.75%, 11/6/17 (1)(2)	265	268
2.90%, 11/6/22 (1)(2)	1,000	1,001
4.40%, 11/6/42 (1)(2)	415	418

Actavis, Inc., 1.88%, 10/1/17	20	20
3.25%, 10/1/22	500	507
4.63%, 10/1/42	60	61

Allergan, Inc., 1.35%, 3/15/18	100	100

Bristol-Myers Squibb Co., 5.45%, 5/1/18	340	407
2.00%, 8/1/22	600	569
5.88%, 11/15/36	23	29
6.13%, 5/1/38	5	7

Cardinal Health, Inc., 5.80%, 10/15/16	100	115
1.90%, 6/15/17	65	66
1.70%, 3/15/18	25	25
3.20%, 6/15/22	150	151
4.60%, 3/15/43	35	34

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Pharmaceuticals – 0.8% – continued

Eli Lilly & Co., 5.20%, 3/15/17	$775	$898
5.55%, 3/15/37	250	305

Express Scripts Holding Co., 3.13%, 5/15/16	100	106
2.65%, 2/15/17	725	759
7.25%, 6/15/19	440	561
4.75%, 11/15/21	500	568

GlaxoSmithKline Capital, Inc., 4.38%, 4/15/14	100	104
0.70%, 3/18/16	300	300
5.65%, 5/15/18	800	967
5.38%, 4/15/34	150	176
6.38%, 5/15/38	380	508
4.20%, 3/18/43	20	20

Johnson & Johnson, 5.55%, 8/15/17	350	419
5.15%, 7/15/18	200	240
3.55%, 5/15/21	250	277
6.95%, 9/1/29	100	139
5.95%, 8/15/37	100	133
4.85%, 5/15/41	400	474

McKesson Corp., 5.70%, 3/1/17	275	322
1.40%, 3/15/18	80	80
2.70%, 12/15/22	120	119
6.00%, 3/1/41	250	322

Mead Johnson Nutrition Co., 4.90%, 11/1/19	250	284
5.90%, 11/1/39	50	59

Medco Health Solutions, Inc., 7.13%, 3/15/18	300	371

Merck & Co., Inc., 6.00%, 9/15/17	350	424
3.60%, 9/15/42	25	24

Merck Sharp & Dohme Corp., 4.75%, 3/1/15	375	406
5.00%, 6/30/19	725	865
5.75%, 11/15/36	50	64
5.85%, 6/30/39	825	1,067

Novartis Capital Corp., 4.40%, 4/24/20	185	214
2.40%, 9/21/22	40	40

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Pharmaceuticals – 0.8% – continued

Pfizer, Inc., 5.35%, 3/15/15	$335	$366
6.20%, 3/15/19	1,000	1,255
7.20%, 3/15/39	450	663

Pharmacia Corp., 6.60%, 12/1/28	125	171

Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/1/36	45	57

Wyeth LLC, 5.50%, 2/15/16	425	483
5.95%, 4/1/37	225	287

Zoetis, Inc., 1.88%, 2/1/18 (1)(2)	40	40
3.25%, 2/1/23 (1)(2)	500	507
4.70%, 2/1/43 (1)(2)	40	41
		19,767

Pipelines – 0.6%

Buckeye Partners L.P., 6.05%, 1/15/18	85	97

CenterPoint Energy Resources Corp., 6.00%, 5/15/18	85	102
6.63%, 11/1/37	50	65
5.85%, 1/15/41	50	63

DCP Midstream Operating L.P., 2.50%, 12/1/17	50	51
3.88%, 3/15/23	50	50

El Paso Natural Gas Co. LLC, 5.95%, 4/15/17	350	406
8.38%, 6/15/32	100	142

El Paso Pipeline Partners Operating Co. LLC, 4.70%, 11/1/42	155	147

Enbridge Energy Partners L.P., 5.20%, 3/15/20	95	107
4.20%, 9/15/21	250	263
7.50%, 4/15/38	50	63

Energy Transfer Partners L.P., 6.13%, 2/15/17	350	405
9.00%, 4/15/19	187	246
7.50%, 7/1/38	200	250
6.50%, 2/1/42	650	743

Enterprise Products Operating LLC, 5.60%, 10/15/14	250	268
3.20%, 2/1/16	200	212
6.30%, 9/15/17	335	403

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Pipelines – 0.6% – continued
5.25%, 1/31/20	$300	$351
4.05%, 2/15/22	1,000	1,085
6.88%, 3/1/33	50	63
7.55%, 4/15/38	200	272
4.85%, 8/15/42	315	321
4.45%, 2/15/43	40	38

Kinder Morgan Energy Partners L.P., 5.13%, 11/15/14	250	268
5.95%, 2/15/18	495	590
6.85%, 2/15/20	70	88
5.80%, 3/1/21	300	358
4.15%, 3/1/22	175	188
3.50%, 9/1/23	25	25
7.40%, 3/15/31	350	450
7.30%, 8/15/33	100	128
6.95%, 1/15/38	150	188
6.55%, 9/15/40	100	122
6.38%, 3/1/41	135	163
5.63%, 9/1/41	100	110
5.00%, 3/1/43	85	86

Magellan Midstream Partners L.P., 4.25%, 2/1/21	200	221

ONEOK Partners L.P., 3.25%, 2/1/16	135	143
6.15%, 10/1/16	200	231
2.00%, 10/1/17	75	76
8.63%, 3/1/19	350	464

ONEOK, Inc., 5.20%, 6/15/15	200	217
4.25%, 2/1/22	250	266

Panhandle Eastern Pipe Line Co. L.P., 6.20%, 11/1/17	100	119

Plains All American Pipeline L.P./PAA Finance Corp., 6.13%, 1/15/17	200	235
6.50%, 5/1/18	300	369
5.75%, 1/15/20	200	240
5.00%, 2/1/21	100	116
5.15%, 6/1/42	150	164
4.30%, 1/31/43	100	96

Spectra Energy Capital LLC, 6.20%, 4/15/18	350	423
3.30%, 3/15/23	200	201
7.50%, 9/15/38	50	67

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Pipelines – 0.6% – continued

Sunoco Logistics Partners Operations L.P., 4.65%, 2/15/22	$165	$179
4.95%, 1/15/43	150	147

Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28	50	68

Transcontinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	125	124

Williams (The) Cos., Inc., 7.50%, 1/15/31	200	246
8.75%, 3/15/32	192	258

Williams Partners L.P., 5.25%, 3/15/20	180	205
4.13%, 11/15/20	300	324
3.35%, 8/15/22	250	247
6.30%, 4/15/40	130	151

Williams Partners L.P./Williams Partners Finance Corp., 7.25%, 2/1/17	100	120
		14,694

Real Estate – 0.0%

Regency Centers L.P., 5.88%, 6/15/17	25	29

Real Estate Investment Trusts – 0.5%

Alexandria Real Estate Equities, Inc., 4.60%, 4/1/22	100	108

American Tower Corp., 3.50%, 1/31/23	335	332

AvalonBay Communities, Inc., 6.10%, 3/15/20	150	182
2.95%, 9/15/22	50	49

BioMed Realty L.P., 3.85%, 4/15/16	100	106

Boston Properties L.P., 5.63%, 4/15/15	100	109
5.88%, 10/15/19	500	602
3.85%, 2/1/23	150	159

Brandywine Operating Partnership L.P., 5.70%, 5/1/17	150	169

BRE Properties, Inc., 5.20%, 3/15/21	200	227

Camden Property Trust, 2.95%, 12/15/22	150	147

CommonWealth REIT, 6.25%, 6/15/17	75	83

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Real Estate Investment Trusts – 0.5% – continued

DDR Corp., 4.63%, 7/15/22	$100	$108

Digital Realty Trust L.P., 3.63%, 10/1/22	250	248

Duke Realty L.P., 5.95%, 2/15/17	1,000	1,144
4.38%, 6/15/22	100	106

EPR Properties, 7.75%, 7/15/20	50	60

Equity One, Inc., 3.75%, 11/15/22	100	100

ERP Operating L.P., 4.75%, 7/15/20	335	379
4.63%, 12/15/21	85	95

Federal Realty Investment Trust, 3.00%, 8/1/22	25	25

HCP, Inc., 6.00%, 1/30/17	150	174
3.75%, 2/1/19	100	108
2.63%, 2/1/20	50	50
5.38%, 2/1/21	960	1,115

Health Care REIT, Inc., 3.63%, 3/15/16	500	530
2.25%, 3/15/18	25	25
4.13%, 4/1/19	150	163
5.13%, 3/15/43	150	146

Healthcare Realty Trust, Inc., 5.75%, 1/15/21	200	228

Highwoods Realty L.P., 3.63%, 1/15/23	100	99

Hospitality Properties Trust, 5.63%, 3/15/17	500	549
6.70%, 1/15/18	75	86
5.00%, 8/15/22	100	107

Kimco Realty Corp., 6.88%, 10/1/19	200	253

Liberty Property L.P., 5.13%, 3/2/15	100	107
6.63%, 10/1/17	50	59
4.13%, 6/15/22	100	106

Mack-Cali Realty L.P., 4.50%, 4/18/22	100	107

National Retail Properties, Inc., 3.80%, 10/15/22	100	102

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Real Estate Investment Trusts – 0.5% – continued

ProLogis L.P., 4.50%, 8/15/17	$85	$93
6.63%, 5/15/18	350	421
6.88%, 3/15/20	100	123

Realty Income Corp., 2.00%, 1/31/18	250	252

Simon Property Group L.P., 4.20%, 2/1/15	85	90
5.10%, 6/15/15	250	273
5.25%, 12/1/16	400	455
2.15%, 9/15/17	225	232
6.13%, 5/30/18	870	1,063
4.38%, 3/1/21	250	281
2.75%, 2/1/23	100	98

UDR, Inc., 4.63%, 1/10/22	165	181

Ventas Realty L.P./Ventas Capital Corp., 2.00%, 2/15/18	250	251
4.00%, 4/30/19	200	218
4.75%, 6/1/21	50	56
4.25%, 3/1/22	85	91

Vornado Realty L.P., 5.00%, 1/15/22	250	277
		13,107

Retail – 0.7%

AutoZone, Inc., 4.00%, 11/15/20	250	267
3.70%, 4/15/22	55	57

Costco Wholesale Corp., 5.50%, 3/15/17	250	293
1.13%, 12/15/17	400	401

CVS Caremark Corp., 5.75%, 6/1/17	341	403
4.75%, 5/18/20	250	289
4.13%, 5/15/21	100	111
2.75%, 12/1/22	350	345
6.25%, 6/1/27	250	320
6.13%, 9/15/39	175	216

Darden Restaurants, Inc., 3.35%, 11/1/22	160	152

Home Depot (The), Inc., 5.40%, 3/1/16	800	906
4.40%, 4/1/21	250	289
5.88%, 12/16/36	350	435

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Retail – 0.7% – continued
5.95%, 4/1/41	$250	$318

Kohl’s Corp., 4.00%, 11/1/21	85	88
3.25%, 2/1/23	100	96
6.00%, 1/15/33	100	104
6.88%, 12/15/37	150	173

Lowe’s Cos., Inc., 5.00%, 10/15/15	325	362
1.63%, 4/15/17	50	51
4.63%, 4/15/20	100	115
3.12%, 4/15/22	500	518
5.80%, 10/15/36	100	120
5.80%, 4/15/40	350	421
4.65%, 4/15/42	50	52

Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	213	247
3.88%, 1/15/22	30	32
2.88%, 2/15/23	150	145
6.90%, 1/15/32	250	300
5.13%, 1/15/42	40	42

McDonald’s Corp., 5.80%, 10/15/17	750	905
5.35%, 3/1/18	100	119
3.63%, 5/20/21	100	110
6.30%, 10/15/37	75	101
3.70%, 2/15/42	100	97

Nordstrom, Inc., 6.25%, 1/15/18	325	389
4.00%, 10/15/21	150	166
7.00%, 1/15/38	50	69

Staples, Inc., 2.75%, 1/12/18	125	126

Target Corp., 1.13%, 7/18/14	50	50
5.38%, 5/1/17	575	673
3.88%, 7/15/20	195	219
2.90%, 1/15/22	1,015	1,048
6.50%, 10/15/37	125	168
7.00%, 1/15/38	325	464

Walgreen Co., 5.25%, 1/15/19	525	612

Wal-Mart Stores, Inc., 2.88%, 4/1/15	225	236

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Retail – 0.7% – continued
3.63%, 7/8/20	$200	$221
4.25%, 4/15/21	1,600	1,834
5.88%, 4/5/27	250	329
5.25%, 9/1/35	175	205
6.50%, 8/15/37	250	338
6.20%, 4/15/38	275	363
5.63%, 4/1/40	155	193
4.88%, 7/8/40	90	101
5.00%, 10/25/40	350	401
5.63%, 4/15/41	775	969

Yum! Brands, Inc., 6.25%, 4/15/16	150	171
3.75%, 11/1/21	35	37
6.88%, 11/15/37	550	718
		19,100

Savings & Loans – 0.0%

Santander Holdings USA, Inc., 4.63%, 4/19/16	30	32

Semiconductors – 0.1%

Altera Corp., 1.75%, 5/15/17	35	36

Applied Materials, Inc., 4.30%, 6/15/21	255	284
5.85%, 6/15/41	100	119

Broadcom Corp., 2.70%, 11/1/18	250	265
2.50%, 8/15/22 (1)(2)	100	98

Intel Corp., 1.95%, 10/1/16	300	311
1.35%, 12/15/17	150	150
2.70%, 12/15/22	450	446
4.80%, 10/1/41	250	264
4.25%, 12/15/42	150	147

Maxim Integrated Products, Inc., 3.38%, 3/15/23	50	50

Texas Instruments, Inc., 1.38%, 5/15/14	400	405
0.45%, 8/3/15	135	135
		2,710

Software – 0.3%

Adobe Systems, Inc., 3.25%, 2/1/15	350	365

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Software – 0.3% – continued

Autodesk, Inc., 1.95%, 12/15/17	$75	$74

BMC Software, Inc., 4.25%, 2/15/22	150	151

CA, Inc., 5.38%, 12/1/19	250	283

Fidelity National Information Services, Inc., 5.00%, 3/15/22	200	212

Fiserv, Inc., 3.13%, 10/1/15	250	262
3.13%, 6/15/16	170	179
4.63%, 10/1/20	250	271
3.50%, 10/1/22	100	100

Intuit, Inc., 5.75%, 3/15/17	100	114

Microsoft Corp., 0.88%, 11/15/17	125	125
4.20%, 6/1/19	250	287
3.00%, 10/1/20	330	353
5.20%, 6/1/39	200	239
4.50%, 10/1/40	210	227
3.50%, 11/15/42	500	462

Oracle Corp., 5.25%, 1/15/16	375	422
5.75%, 4/15/18	50	60
5.00%, 7/8/19	530	630
3.88%, 7/15/20	300	336
2.50%, 10/15/22	950	933
6.50%, 4/15/38	550	734
6.13%, 7/8/39	100	129
		6,948

Telecommunications – 1.0%

Alltel Corp., 7.88%, 7/1/32	100	147

AT&T Corp., 8.00%, 11/15/31	165	241

AT&T, Inc., 5.10%, 9/15/14	1,450	1,542
2.50%, 8/15/15	200	208
2.95%, 5/15/16	500	529
2.40%, 8/15/16	285	297
5.80%, 2/15/19	1,075	1,296
2.63%, 12/1/22	250	241
6.15%, 9/15/34	125	148

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Telecommunications – 1.0% – continued
6.80%, 5/15/36	$50	$63
6.50%, 9/1/37	600	736
6.30%, 1/15/38	175	210
6.40%, 5/15/38	725	881
6.55%, 2/15/39	565	698
5.35%, 9/1/40	500	535

Bellsouth Capital Funding Corp., 7.88%, 2/15/30	225	290

BellSouth Corp., 5.20%, 9/15/14	1,100	1,172
5.20%, 12/15/16	1,300	1,477
6.55%, 6/15/34	60	71

BellSouth Telecommunications, Inc., 6.38%, 6/1/28	175	212

Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	1,300	1,730

Cisco Systems, Inc., 5.50%, 2/22/16	925	1,051
3.15%, 3/14/17	100	108
4.45%, 1/15/20	335	386
5.90%, 2/15/39	500	626
5.50%, 1/15/40	195	233

Corning, Inc., 4.25%, 8/15/20	250	278
4.75%, 3/15/42	185	188

Embarq Corp., 8.00%, 6/1/36	265	279

GTE Corp., 6.94%, 4/15/28	150	192

Harris Corp., 6.38%, 6/15/19	50	60

Juniper Networks, Inc., 4.60%, 3/15/21	100	107
5.95%, 3/15/41	100	111

Motorola Solutions, Inc., 6.00%, 11/15/17	200	234
3.75%, 5/15/22	250	256
3.50%, 3/1/23	100	101

New Cingular Wireless Services, Inc., 8.75%, 3/1/31	400	623

Qwest Corp., 6.88%, 9/15/33	125	124
7.25%, 10/15/35	150	154

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Telecommunications – 1.0% – continued

Verizon Communications, Inc., 5.55%, 2/15/16	$1,300	$1,467
3.00%, 4/1/16	100	106
6.10%, 4/15/18	710	857
6.35%, 4/1/19	650	798
3.50%, 11/1/21	1,290	1,340
8.95%, 3/1/39	650	1,017
6.00%, 4/1/41	180	209
3.85%, 11/1/42	505	437

Verizon Global Funding Corp., 7.75%, 12/1/30	500	683

Verizon New York, Inc., 7.38%, 4/1/32	150	188
		24,937

Toys, Games & Hobbies – 0.0%

Hasbro, Inc., 6.35%, 3/15/40	250	288

Mattel, Inc., 2.50%, 11/1/16	85	89
1.70%, 3/15/18	35	35
6.20%, 10/1/40	50	60
		472

Transportation – 0.4%

Burlington Northern Santa Fe LLC, 5.65%, 5/1/17	500	586
5.75%, 3/15/18	100	120
4.10%, 6/1/21	20	22
3.45%, 9/15/21	50	53
6.20%, 8/15/36	100	124
6.15%, 5/1/37	100	126
5.75%, 5/1/40	850	1,018
4.95%, 9/15/41	250	269
4.40%, 3/15/42	65	65
4.45%, 3/15/43	150	152

CSX Corp., 6.25%, 4/1/15	250	277
4.25%, 6/1/21	100	112
6.00%, 10/1/36	100	120
6.15%, 5/1/37	150	183
6.22%, 4/30/40	350	435
4.75%, 5/30/42	50	52
4.10%, 3/15/44	50	47

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 18.1% – continued

Transportation – 0.4% – continued

FedEx Corp., 8.00%, 1/15/19	$290	$381
2.63%, 8/1/22	100	98
3.88%, 8/1/42	50	47

Norfolk Southern Corp., 5.26%, 9/17/14	200	213
5.90%, 6/15/19	320	392
3.25%, 12/1/21	250	261
3.00%, 4/1/22	450	461
7.25%, 2/15/31	500	691
3.95%, 10/1/42	150	142

Ryder System, Inc., 3.60%, 3/1/16	85	89
2.50%, 3/1/17	200	206
3.50%, 6/1/17	45	48
2.50%, 3/1/18	100	103

Union Pacific Corp., 7.00%, 2/1/16	100	116
5.75%, 11/15/17	625	746
7.88%, 1/15/19	250	321
2.75%, 4/15/23	100	101
4.75%, 9/15/41	100	109
4.30%, 6/15/42	200	204

United Parcel Service of America, Inc., 8.38%, 4/1/20	50	69

United Parcel Service, Inc., 5.50%, 1/15/18	775	927
3.13%, 1/15/21	250	267
6.20%, 1/15/38	150	200
3.63%, 10/1/42	115	110
		10,063

Trucking & Leasing – 0.0%

GATX Corp., 2.38%, 7/30/18	35	35

Water – 0.0%

American Water Capital Corp., 6.09%, 10/15/17	400	477
6.59%, 10/15/37	125	164
4.30%, 12/1/42	75	77
		718
Total Corporate Bonds
(Cost $432,856)		476,143

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8%

Advertising – 0.0%

WPP Finance 2010, 3.63%, 9/7/22	$100	$100

WPP Finance UK Corp., 5.88%, 6/15/14	200	211
		311

Banks – 1.9%

Abbey National Treasury Services PLC, 4.00%, 4/27/16	145	154

Australia & New Zealand Banking Group Ltd., 0.90%, 2/12/16	250	251

Bank of Montreal, 1.75%, 4/29/14	75	76
2.50%, 1/11/17	500	522
1.40%, 9/11/17	250	250
2.55%, 11/6/22	300	294

Bank of Nova Scotia, 3.40%, 1/22/15	500	524
2.05%, 10/7/15	100	103
0.75%, 10/9/15	250	250
0.95%, 3/15/16	150	151
2.55%, 1/12/17	500	524
1.38%, 12/18/17	250	250
4.38%, 1/13/21	250	284

Barclays Bank PLC, 5.20%, 7/10/14	500	527
2.75%, 2/23/15	1,250	1,291
5.14%, 10/14/20	500	536

BNP Paribas S.A., 2.38%, 9/14/17	625	634
5.00%, 1/15/21	1,000	1,128
3.25%, 3/3/23	250	243

Canadian Imperial Bank of Commerce, 0.90%, 10/1/15	315	316
1.55%, 1/23/18	150	151

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., 1.70%, 3/19/18	125	124
4.50%, 1/11/21	1,000	1,120
3.88%, 2/8/22	750	791
3.95%, 11/9/22	250	252

Credit Suisse, 5.50%, 5/1/14	250	263

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Banks – 1.9% – continued
3.50%, 3/23/15	$250	$264
5.30%, 8/13/19	1,000	1,179

Deutsche Bank A.G., 3.45%, 3/30/15	500	525
3.25%, 1/11/16	150	159
6.00%, 9/1/17	1,225	1,453

Export-Import Bank of Korea, 4.00%, 1/11/17	200	218
4.00%, 1/29/21	1,000	1,077

HSBC Holdings PLC, 5.10%, 4/5/21	1,100	1,271
4.88%, 1/14/22	500	571
4.00%, 3/30/22	500	538
6.50%, 9/15/37	300	367
6.80%, 6/1/38	150	192

KFW, 1.50%, 4/4/14	650	657
4.13%, 10/15/14	500	529
1.00%, 1/12/15	3,000	3,033
0.63%, 4/24/15	3,000	3,015
0.50%, 4/19/16	800	799
2.00%, 6/1/16	500	522
4.88%, 1/17/17	200	231
1.25%, 2/15/17	500	509
4.38%, 3/15/18	375	435
4.00%, 1/27/20	1,500	1,739
2.75%, 9/8/20	500	538
2.63%, 1/25/22	900	944
2.00%, 10/4/22	250	246
2.13%, 1/17/23	1,000	992
2.69%, 6/29/37 (6)	500	218

Korea Development Bank (The), 4.38%, 8/10/15	245	263
1.00%, 1/22/16	200	198
3.50%, 8/22/17	850	913
3.00%, 9/14/22	215	214

Korea Finance Corp., 2.25%, 8/7/17	300	305

Landwirtschaftliche Rentenbank, 3.13%, 7/15/15	525	557
2.13%, 7/15/16	250	262
5.13%, 2/1/17	900	1,047
1.88%, 9/17/18	200	207
1.38%, 10/23/19	140	139

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Banks – 1.9% – continued

National Australia Bank Ltd., 1.60%, 8/7/15	$350	$356
0.90%, 1/20/16	250	251
2.75%, 3/9/17	250	263

National Bank of Canada, 1.45%, 11/7/17	250	249

Oesterreichische Kontrollbank A.G., 4.50%, 3/9/15	650	700
1.13%, 7/6/15	225	228
5.00%, 4/25/17	100	116

Royal Bank of Canada, 1.45%, 10/30/14	165	167
1.15%, 3/13/15	500	506
0.80%, 10/30/15	200	200
0.63%, 12/4/15	240	240
2.63%, 12/15/15	180	189
0.85%, 3/8/16	150	150
2.88%, 4/19/16	200	212
2.30%, 7/20/16	250	261
1.20%, 9/19/17	400	401

Royal Bank of Scotland (The) PLC, 4.38%, 3/16/16	175	191

Royal Bank of Scotland Group PLC, 2.55%, 9/18/15	1,200	1,233
6.40%, 10/21/19	200	239

Societe Generale S.A., 2.75%, 10/12/17	250	256

Sumitomo Mitsui Banking Corp., 1.80%, 7/18/17	250	255
3.00%, 1/18/23	210	210

Svenska Handelsbanken AB, 1.63%, 3/21/18	400	399

Toronto-Dominion Bank (The), 2.50%, 7/14/16	150	157
2.38%, 10/19/16	565	591

UBS A.G., 5.88%, 7/15/16	450	505
5.88%, 12/20/17	372	441
5.75%, 4/25/18	125	148
4.88%, 8/4/20	400	463

Westpac Banking Corp., 3.00%, 8/4/15	250	263
3.00%, 12/9/15	200	211
0.95%, 1/12/16	500	502

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Banks – 1.9% – continued
2.00%, 8/14/17	$300	$309
4.88%, 11/19/19	1,000	1,169
		49,366

Beverages – 0.1%

Diageo Capital PLC, 5.50%, 9/30/16	150	172
1.50%, 5/11/17	235	238
5.75%, 10/23/17	850	1,013
		1,423

Chemicals – 0.1%

Agrium, Inc., 3.15%, 10/1/22	200	193
6.13%, 1/15/41	100	112

Potash Corp. of Saskatchewan, Inc., 3.75%, 9/30/15	300	321
6.50%, 5/15/19	135	168
5.88%, 12/1/36	50	59
5.63%, 12/1/40	250	292
		1,145

Diversified Financial Services – 0.0%

Nomura Holdings, Inc., 5.00%, 3/4/15	235	250

Electric – 0.0%

Hydro-Quebec, 2.00%, 6/30/16	75	78
1.38%, 6/19/17	250	253
9.40%, 2/1/21	200	296

Scottish Power Ltd., 5.38%, 3/15/15	100	107

TransAlta Corp., 4.75%, 1/15/15	370	391
		1,125

Electronics – 0.0%

Koninklijke Philips Electronics N.V., 3.75%, 3/15/22	250	267
6.88%, 3/11/38	225	301
5.00%, 3/15/42	100	113
		681

Food – 0.0%

Delhaize Group S.A., 4.13%, 4/10/19	35	37

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Food – 0.0% – continued
5.70%, 10/1/40	$1,000	$976
		1,013

Healthcare – Products – 0.1%

Covidien International Finance S.A., 1.35%, 5/29/15	500	507
6.00%, 10/15/17	800	960
6.55%, 10/15/37	25	34
		1,501

Holding Companies – Diversified – 0.0%

EnCana Holdings Finance Corp., 5.80%, 5/1/14	100	105

Insurance – 0.0%

Allied World Assurance Co. Ltd., 7.50%, 8/1/16	100	119

AXA S.A., 8.60%, 12/15/30	75	96

Willis Group Holdings PLC, 5.75%, 3/15/21	450	505

XL Group PLC, 6.25%, 5/15/27	50	61

XLIT Ltd., 5.75%, 10/1/21	200	238
		1,019

Iron/Steel – 0.1%

Vale Overseas Ltd., 4.63%, 9/15/20	1,830	1,938
4.38%, 1/11/22	155	159
6.88%, 11/21/36	900	1,022
		3,119

Leisure Time – 0.0%

Carnival Corp., 1.20%, 2/5/16	55	55

Media – 0.0%

Grupo Televisa S.A.B., 6.63%, 1/15/40	570	694

Thomson Reuters Corp., 3.95%, 9/30/21	200	216
5.50%, 8/15/35	150	169
		1,079

Mining – 0.3%

AngloGold Ashanti Holdings PLC, 5.13%, 8/1/22	115	117

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Mining – 0.3% – continued

Barrick Gold Corp., 2.90%, 5/30/16	$200	$210
6.95%, 4/1/19	300	370
3.85%, 4/1/22	1,175	1,201

BHP Billiton Finance USA Ltd., 5.50%, 4/1/14	300	315
5.25%, 12/15/15	250	280
1.88%, 11/21/16	100	103
1.63%, 2/24/17	600	611
5.40%, 3/29/17	100	116
6.50%, 4/1/19	200	253
3.25%, 11/21/21	250	264
4.13%, 2/24/42	600	604

Goldcorp, Inc., 2.13%, 3/15/18	200	201

Rio Tinto Alcan, Inc., 6.13%, 12/15/33	100	124

Rio Tinto Finance USA Ltd., 2.50%, 5/20/16	155	162
2.25%, 9/20/16	150	156
6.50%, 7/15/18	675	829
9.00%, 5/1/19	575	792
3.75%, 9/20/21	500	527

Rio Tinto Finance USA PLC, 2.00%, 3/22/17	150	153
1.63%, 8/21/17	85	86
2.88%, 8/21/22	175	171
4.75%, 3/22/42	150	156
4.13%, 8/21/42	300	282

Teck Resources Ltd., 3.85%, 8/15/17	35	38
3.00%, 3/1/19	85	87
6.00%, 8/15/40	195	202
6.25%, 7/15/41	350	370
5.20%, 3/1/42	125	115
5.40%, 2/1/43	130	123
		9,018

Miscellaneous Manufacturing – 0.0%

Pentair Finance S.A., 1.35%, 12/1/15(1)	155	155

Tyco Electronics Group S.A., 6.55%, 10/1/17	50	60
3.50%, 2/3/22	125	127
7.13%, 10/1/37	50	64

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Miscellaneous Manufacturing – 0.0% – continued

Tyco International Finance S.A., 3.38%, 10/15/15	$11	$11
		417

Multi-National – 1.4%

African Development Bank, 2.50%, 3/15/16	500	529
1.25%, 9/2/16	40	41
1.13%, 3/15/17	500	508
0.88%, 3/15/18	250	249

Asian Development Bank, 2.75%, 5/21/14	500	514
2.50%, 3/15/16	500	529
0.50%, 6/20/16	200	200
5.50%, 6/27/16	600	694
1.13%, 3/15/17	355	361
5.59%, 7/16/18	50	61
1.75%, 3/21/19	1,500	1,546
1.38%, 3/23/20	250	249

Corp. Andina de Fomento, 4.38%, 6/15/22	613	665

Council Of Europe Development Bank, 1.50%, 1/15/15	150	153
2.63%, 2/16/16	350	370
1.25%, 9/22/16	150	153
1.50%, 6/19/17	200	205

European Bank for Reconstruction & Development, 1.63%, 9/3/15	500	514
2.50%, 3/15/16	300	317
1.38%, 10/20/16	150	154
1.00%, 2/16/17	500	506
0.75%, 9/1/17	300	299

European Bank for Reconstruction & Development, 1.00%, 6/15/18	150	150
1.50%, 3/16/20	250	250

European Investment Bank, 4.63%, 5/15/14	750	786
1.13%, 8/15/14	1,700	1,718
2.88%, 1/15/15	850	887
2.75%, 3/23/15	500	523
1.13%, 4/15/15	500	507
1.00%, 7/15/15	400	406
1.63%, 9/1/15	500	514

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Multi-National – 1.4% – continued
1.38%, 10/20/15	$500	$511
2.25%, 3/15/16	400	420
4.88%, 1/17/17	800	921
1.75%, 3/15/17	1,000	1,036
5.13%, 5/30/17	350	410
1.63%, 6/15/17	250	257
1.00%, 12/15/17	1,000	998
1.00%, 3/15/18	2,000	1,987
2.88%, 9/15/20	500	538
4.88%, 2/15/36	200	238

Inter-American Development Bank, 0.50%, 8/17/15	500	501
1.13%, 3/15/17	1,000	1,018
0.88%, 3/15/18	500	498
1.75%, 8/24/18	250	259
4.25%, 9/10/18	400	468
1.13%, 9/12/19	200	198
3.88%, 9/17/19	600	697
3.88%, 2/14/20	500	581
3.88%, 10/28/41	200	212

International Bank for Reconstruction & Development, 1.13%, 8/25/14	1,500	1,518
2.38%, 5/26/15	375	391
2.13%, 3/15/16	1,000	1,050
5.00%, 4/1/16	450	510
0.50%, 4/15/16	450	450
1.00%, 9/15/16	500	508
0.88%, 4/17/17	1,000	1,008
9.25%, 7/15/17	100	135
4.75%, 2/15/35	25	31

International Finance Corp., 3.00%, 4/22/14	500	514
0.50%, 5/16/16	375	375
1.13%, 11/23/16	500	510
1.00%, 4/24/17	890	900

Nordic Investment Bank, 2.50%, 7/15/15	900	942
0.50%, 4/14/16	250	250
5.00%, 2/1/17	100	116
		35,514

Oil & Gas – 1.1%

Alberta Energy Co. Ltd., 7.38%, 11/1/31	75	92

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Oil & Gas – 1.1% – continued

Anadarko Finance Co., 7.50%, 5/1/31	$75	$99

BP Capital Markets PLC, 3.88%, 3/10/15	100	106
3.13%, 10/1/15	100	106
1.85%, 5/5/17	250	256
1.38%, 11/6/17	150	150
4.75%, 3/10/19	1,200	1,390
4.50%, 10/1/20	600	686
4.74%, 3/11/21	450	522

Burlington Resources Finance Co., 7.20%, 8/15/31	200	276

Canadian Natural Resources Ltd., 1.45%, 11/14/14	125	126
5.70%, 5/15/17	225	263
5.90%, 2/1/18	250	298
6.25%, 3/15/38	150	182
6.75%, 2/1/39	50	64

Cenovus Energy, Inc., 4.50%, 9/15/14	50	53
3.00%, 8/15/22	55	55
6.75%, 11/15/39	65	84
4.45%, 9/15/42	300	294

ConocoPhillips Canada Funding Co.I, 5.95%, 10/15/36	420	523

Encana Corp., 5.90%, 12/1/17	725	854
6.50%, 5/15/19	75	91
3.90%, 11/15/21	250	264
6.50%, 8/15/34	100	117
6.63%, 8/15/37	75	89

Husky Energy, Inc., 6.20%, 9/15/17	600	711
3.95%, 4/15/22	100	107

Nexen, Inc., 6.20%, 7/30/19	60	75
7.88%, 3/15/32	75	109
7.50%, 7/30/39	330	480

Noble Holding International Ltd., 3.45%, 8/1/15	200	210
6.05%, 3/1/41	70	77
5.25%, 3/15/42	100	101

Petrobras International Finance Co., 3.50%, 2/6/17	320	330

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Oil & Gas – 1.1% – continued
8.38%, 12/10/18	$585	$731
7.88%, 3/15/19	395	481
5.75%, 1/20/20	665	732
5.38%, 1/27/21	890	960
6.88%, 1/20/40	395	452
6.75%, 1/27/41	140	158

Petro-Canada, 6.05%, 5/15/18	50	60
5.95%, 5/15/35	100	119
6.80%, 5/15/38	50	65

Petroleos Mexicanos, 6.00%, 3/5/20	550	649
5.50%, 1/21/21	1,075	1,234
4.88%, 1/24/22	2,000	2,215
3.50%, 1/30/23 (1)(2)	75	75

Shell International Finance B.V., 3.10%, 6/28/15	400	423
0.63%, 12/4/15	200	201
1.13%, 8/21/17	65	65
4.30%, 9/22/19	1,450	1,680
6.38%, 12/15/38	600	829
5.50%, 3/25/40	60	75

Statoil ASA, 1.80%, 11/23/16	100	103
3.13%, 8/17/17	550	596
5.25%, 4/15/19	850	1,025
3.15%, 1/23/22	125	132
7.75%, 6/15/23	100	141
7.15%, 1/15/29	250	350
4.25%, 11/23/41	200	208

Suncor Energy, Inc., 6.10%, 6/1/18	480	581
7.15%, 2/1/32	200	263
5.95%, 12/1/34	50	60
6.50%, 6/15/38	400	509

Talisman Energy, Inc., 7.75%, 6/1/19	175	222
7.25%, 10/15/27	400	504

Total Capital International S.A., 0.75%, 1/25/16	100	100
1.50%, 2/17/17	500	509
1.55%, 6/28/17	125	127

Total Capital S.A., 3.00%, 6/24/15	250	263

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Oil & Gas – 1.1% – continued
2.30%, 3/15/16	$500	$522
4.25%, 12/15/21	200	228

Transocean, Inc., 5.05%, 12/15/16	165	183
6.00%, 3/15/18	825	934
6.50%, 11/15/20	200	231
6.80%, 3/15/38	200	220
		28,455

Oil & Gas Services – 0.1%

Weatherford International Ltd., 5.50%, 2/15/16	200	219
6.00%, 3/15/18	725	827
6.50%, 8/1/36	125	134
		1,180

Pharmaceuticals – 0.2%

AstraZeneca PLC, 5.90%, 9/15/17	325	390
1.95%, 9/18/19	475	481
6.45%, 9/15/37	300	388
4.00%, 9/18/42	250	243

GlaxoSmithKline Capital PLC, 1.50%, 5/8/17	250	254

Novartis Securities Investment Ltd., 5.13%, 2/10/19	850	1,015

Sanofi, 1.20%, 9/30/14	100	101
2.63%, 3/29/16	250	263
4.00%, 3/29/21	500	556

Teva Pharmaceutical Finance Co. B.V., 2.40%, 11/10/16	200	209
3.65%, 11/10/21	250	266
2.95%, 12/18/22	350	351

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	345	362

Teva Pharmaceutical Finance IV B.V., 3.65%, 11/10/21	250	266
		5,145

Pipelines – 0.1%

Enbridge, Inc., 5.80%, 6/15/14	75	79
4.90%, 3/1/15	250	269

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Pipelines – 0.1% – continued

TransCanada PipeLines Ltd., 0.88%, 3/2/15	$250	$251
0.75%, 1/15/16	250	250
6.50%, 8/15/18	465	579
9.88%, 1/1/21	175	260
5.85%, 3/15/36	275	333
6.20%, 10/15/37	50	63
7.63%, 1/15/39	945	1,355
6.35%, 5/15/67	100	107
		3,546

Regional – 0.5%

Japan Finance Organization for Municipalities, 4.00%, 1/13/21	500	575

Province of British Columbia, 2.85%, 6/15/15	200	210
2.10%, 5/18/16	185	194
2.65%, 9/22/21	150	157
2.00%, 10/23/22	300	293
7.25%, 9/1/36	175	284

Province of Manitoba Canada, 2.63%, 7/15/15	120	126
4.90%, 12/6/16	200	230
1.30%, 4/3/17	165	168
1.75%, 5/30/19	100	101
9.25%, 4/1/20	150	214
2.10%, 9/6/22	100	99

Province of Nova Scotia Canada, 8.25%, 7/30/22	350	501

Province of Ontario Canada, 2.95%, 2/5/15	400	418
4.75%, 1/19/16	200	223
5.45%, 4/27/16	350	401
2.30%, 5/10/16	1,000	1,048
4.95%, 11/28/16	650	747
1.10%, 10/25/17	625	626
1.20%, 2/14/18	250	250
1.65%, 9/27/19	250	250
4.00%, 10/7/19	835	953
4.40%, 4/14/20	500	584
2.45%, 6/29/22	500	501

Province of Quebec Canada, 5.13%, 11/14/16	250	289

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Regional – 0.5% – continued
4.63%, 5/14/18	$350	$408
2.75%, 8/25/21	100	104
2.63%, 2/13/23	875	879
7.50%, 7/15/23	300	422
7.13%, 2/9/24	100	138
7.50%, 9/15/29	375	560

Province of Saskatchewan Canada, 8.50%, 7/15/22	200	296
		12,249

Sovereign – 1.3%

Brazilian Government International Bond, 6.00%, 1/17/17	1,250	1,455
8.00%, 1/15/18	222	260
8.88%, 10/14/19	1,075	1,508
4.88%, 1/22/21	1,000	1,160
8.88%, 4/15/24	600	919
10.13%, 5/15/27	500	861
7.13%, 1/20/37	250	347
11.00%, 8/17/40	835	1,025
5.63%, 1/7/41	635	743

Canada Government International Bond, 2.38%, 9/10/14	240	247
0.88%, 2/14/17	545	549

Chile Government International Bond, 3.25%, 9/14/21	400	420
3.63%, 10/30/42	200	185

Colombia Government International Bond, 7.38%, 1/27/17	500	610
7.38%, 3/18/19	250	322
4.38%, 7/12/21	1,000	1,118
7.38%, 9/18/37	350	500
6.13%, 1/18/41	250	314

Export Development Canada, 0.50%, 9/15/15	150	150

Israel Government International Bond, 5.50%, 11/9/16	225	258
5.13%, 3/26/19	250	291
4.00%, 6/30/22	250	270
4.50%, 1/30/43	200	192

Italy Government International Bond, 5.25%, 9/20/16	1,000	1,070
5.38%, 6/12/17	1,675	1,816
5.38%, 6/15/33	175	175

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Sovereign – 1.3% – continued

Japan Bank for International Cooperation, 2.88%, 2/2/15	$500	$522
1.88%, 9/24/15	250	258
2.50%, 5/18/16	300	317
1.13%, 7/19/17	750	754

Mexico Government International Bond, 6.63%, 3/3/15	500	555
5.63%, 1/15/17	770	886
5.95%, 3/19/19	500	605
5.13%, 1/15/20	1,360	1,593
7.50%, 4/8/33	100	143
6.75%, 9/27/34	750	997
6.05%, 1/11/40	820	1,015
4.75%, 3/8/44	750	778

Panama Government International Bond, 7.25%, 3/15/15	1,250	1,394
6.70%, 1/26/36	550	733

Peruvian Government International Bond, 8.38%, 5/3/16	350	426
7.35%, 7/21/25	250	353
6.55%, 3/14/37	500	677
5.63%, 11/18/50	350	419

Poland Government International Bond, 3.88%, 7/16/15	110	117
5.00%, 10/19/15	475	523
6.38%, 7/15/19	400	491
5.13%, 4/21/21	150	173
3.00%, 3/17/23	1,000	968

Republic of Korea, 4.88%, 9/22/14	400	424
5.13%, 12/7/16	125	143
7.13%, 4/16/19	150	194

South Africa Government International Bond, 6.88%, 5/27/19	275	335

Svensk Exportkredit AB, 5.13%, 3/1/17	500	579
1.75%, 5/30/17	250	257

Uruguay Government International Bond, 7.63%, 3/21/36	250	360
4.13%, 11/20/45	400	370
		34,124

Telecommunications – 0.5%

America Movil S.A.B. de C.V., 5.75%, 1/15/15	400	432

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Telecommunications – 0.5% – continued
2.38%, 9/8/16	$700	$720
3.13%, 7/16/22	600	588
6.13%, 11/15/37	200	231
6.13%, 3/30/40	300	349

British Telecommunications PLC, 2.00%, 6/22/15	200	205
5.95%, 1/15/18	575	685
9.63%, 12/15/30	100	155

Deutsche Telekom International Finance B.V., 5.75%, 3/23/16	525	593
8.75%, 6/15/30	400	566

France Telecom S.A., 2.13%, 9/16/15	125	128
5.38%, 7/8/19	600	701
8.50%, 3/1/31	425	598
5.38%, 1/13/42	250	259

Nippon Telegraph & Telephone Corp., 1.40%, 7/18/17	150	151

Rogers Communications, Inc., 6.80%, 8/15/18	700	881
3.00%, 3/15/23	80	80

Telecom Italia Capital S.A., 5.25%, 10/1/15	675	712
6.38%, 11/15/33	50	49
7.72%, 6/4/38	450	468

Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	150	156

Telefonica Emisiones S.A.U., 4.95%, 1/15/15	335	352
6.42%, 6/20/16	900	998
5.46%, 2/16/21	370	398
7.05%, 6/20/36	200	215

Telefonos de Mexico S.A.B. de C.V., 5.50%, 1/27/15	125	134

Vodafone Group PLC, 5.00%, 9/15/15	450	495
5.63%, 2/27/17	325	377
1.63%, 3/20/17	250	252
1.25%, 9/26/17	300	298
2.95%, 2/19/23	500	498
6.15%, 2/27/37	375	445
4.38%, 2/19/43	500	477
		13,646

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.8% – continued

Transportation – 0.0%

Canadian National Railway Co., 5.55%, 3/1/19	$500	$607
2.85%, 12/15/21	85	88
6.90%, 7/15/28	25	34
6.20%, 6/1/36	25	34
6.38%, 11/15/37	50	69
3.50%, 11/15/42	150	140

Canadian Pacific Railway Co., 6.50%, 5/15/18	50	60
5.95%, 5/15/37	50	60
		1,092
Total Foreign Issuer Bonds
(Cost $193,757)		206,578

U.S. GOVERNMENT AGENCIES – 33.7% (7)

Fannie Mae – 16.0%
0.88%, 8/28/14	2,000	2,018
3.00%, 9/16/14	1,000	1,041
4.63%, 10/15/14	2,750	2,935
0.75%, 12/19/14	3,000	3,024
0.38%, 3/16/15	4,500	4,506
0.50%, 5/27/15	2,250	2,257
0.50%, 7/2/15	3,000	3,009
0.50%, 9/28/15	4,000	4,010
1.63%, 10/26/15	1,000	1,031
0.38%, 12/21/15	2,000	1,998
0.50%, 1/29/16	5,000	5,003
0.63%, 2/22/16	1,000	1,001
2.25%, 3/15/16	2,500	2,632
0.50%, 3/30/16	2,000	2,002
2.38%, 4/11/16	3,000	3,177
1.25%, 9/28/16	3,700	3,789
1.38%, 11/15/16	2,000	2,060
4.88%, 12/15/16	4,200	4,859
1.25%, 1/30/17	2,000	2,044
5.00%, 5/11/17	1,000	1,174
5.38%, 6/12/17	1,000	1,192
1.13%, 9/12/17	1,000	1,003
7.13%, 1/15/30	1,500	2,297
6.63%, 11/15/30	200	298
5.63%, 7/15/37	1,000	1,389

Pool #255376, 6.00%, 8/1/19	85	92

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #255695, 2.64%, 3/1/35	$28	$30

Pool #256675, 5.00%, 4/1/27	99	109

Pool #256677, 6.00%, 4/1/27	97	108

Pool #256792, 6.50%, 6/1/22	119	133

Pool #256925, 6.00%, 10/1/37	177	194

Pool #256959, 6.00%, 11/1/37	811	889

Pool #256985, 7.00%, 11/1/37	199	226

Pool #257042, 6.50%, 1/1/38	1,251	1,404

Pool #257057, 5.00%, 1/1/28	346	375

Pool #257106, 4.50%, 1/1/28	57	62

Pool #257237, 4.50%, 6/1/28	174	189

Pool #257239, 5.50%, 6/1/28	218	238

Pool #257243, 7.00%, 6/1/38	570	678

Pool #257367, 5.50%, 9/1/28	389	425

Pool #357630, 5.00%, 10/1/19	79	86

Pool #707791, 5.00%, 6/1/33	582	634

Pool #709239, 5.00%, 7/1/18	490	530

Pool #720049, 5.50%, 7/1/33	137	151

Pool #722424, 2.39%, 7/1/33	60	64

Pool #725185, 5.00%, 2/1/19	113	122

Pool #725425, 5.50%, 4/1/34	208	230

Pool #730811, 4.50%, 8/1/33	332	358

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #735222, 5.00%, 2/1/35	$119	$130

Pool #735358, 5.50%, 2/1/35	553	610

Pool #735502, 6.00%, 4/1/35	70	78

Pool #737853, 5.00%, 9/1/33	969	1,056

Pool #745336, 5.00%, 3/1/36	2,765	3,002

Pool #745418, 5.50%, 4/1/36	218	240

Pool #745754, 5.00%, 9/1/34	1,168	1,273

Pool #745826, 6.00%, 7/1/36	924	1,014

Pool #746272, 4.00%, 10/1/18	366	393

Pool #747383, 5.50%, 10/1/33	382	421

Pool #753678, 2.54%, 12/1/33	219	234

Pool #755632, 5.00%, 4/1/34	482	524

Pool #766083, 2.51%, 2/1/34	14	15

Pool #772730, 5.00%, 4/1/34	424	462

Pool #773287, 2.70%, 3/1/35	217	231

Pool #790406, 6.00%, 9/1/34	270	303

Pool #793666, 5.50%, 9/1/34	283	314

Pool #796250, 5.50%, 11/1/34	105	116

Pool #800471, 5.50%, 10/1/34	1,012	1,117

Pool #807701, 4.50%, 12/1/19	75	81

Pool #811944, 4.50%, 1/1/20	89	96

Pool #815639, 2.35%, 6/1/35	45	48

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #817795, 6.00%, 8/1/36	$189	$208

Pool #820998, 2.88%, 4/1/35	129	130

Pool #821912, 2.33%, 6/1/35	416	439

Pool #822455, 2.94%, 4/1/35	100	106

Pool #826057, 5.00%, 7/1/35	308	346

Pool #826368, 2.75%, 7/1/35	178	190

Pool #826585, 5.00%, 8/1/35	681	739

Pool #828523, 5.00%, 7/1/35	204	222

Pool #831676, 6.50%, 8/1/36	91	102

Pool #832628, 5.50%, 9/1/20	101	111

Pool #833067, 5.50%, 9/1/35	1,012	1,110

Pool #833163, 5.00%, 9/1/35	523	568

Pool #835517, 4.94%, 8/1/35	58	62

Pool #840577, 5.00%, 10/1/20	78	85

Pool #844909, 4.50%, 10/1/20	46	49

Pool #845425, 6.00%, 2/1/36	911	1,001

Pool #846600, 2.74%, 1/1/36	426	460

Pool #847921, 5.50%, 11/1/20	311	341

Pool #850614, 2.77%, 1/1/36	66	71

Pool #863759, 4.00%, 12/1/20	49	53

Pool #864435, 4.50%, 12/1/20	184	199

Pool #866109, 2.69%, 12/1/35	34	36

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #868435, 6.00%, 4/1/36	$632	$707

Pool #869217, 2.62%, 2/1/36	162	172

Pool #869710, 6.00%, 4/1/36	335	368

Pool #871135, 6.00%, 1/1/37	191	214

Pool #880505, 6.00%, 8/1/21	44	48

Pool #881818, 6.50%, 8/1/36	693	778

Pool #882055, 2.16%, 6/1/36	139	145

Pool #884776, 2.72%, 10/1/36	206	217

Pool #885769, 6.00%, 6/1/36	87	96

Pool #885866, 6.00%, 6/1/36	219	242

Pool #887019, 2.73%, 6/1/36	162	172

Pool #887111, 5.50%, 5/1/20	73	78

Pool #888100, 5.50%, 9/1/36	749	827

Pool #888152, 5.00%, 5/1/21	192	207

Pool #888205, 6.50%, 2/1/37	212	238

Pool #888318, 2.67%, 2/1/37	107	115

Pool #888447, 4.00%, 5/1/21	110	118

Pool #889224, 5.50%, 1/1/37	1,031	1,131

Pool #889390, 6.00%, 3/1/23	156	171

Pool #889401, 6.00%, 3/1/38	595	653

Pool #889415, 6.00%, 5/1/37	2,151	2,403

Pool #889579, 6.00%, 5/1/38	1,382	1,517

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #889630, 6.50%, 3/1/38	$163	$183

Pool #889886, 7.00%, 12/1/37	218	250

Pool #889970, 5.00%, 12/1/36	744	808

Pool #890234, 6.00%, 10/1/38	539	606

Pool #890329, 4.00%, 4/1/26	6,742	7,373

Pool #890339, 5.00%, 9/1/20	860	931

Pool #892536, 6.50%, 9/1/36	61	66

Pool #892968, 6.50%, 8/1/21	19	21

Pool #893363, 5.00%, 6/1/36	184	200

Pool #893366, 5.00%, 4/1/35	285	310

Pool #894453, 5.98%, 9/1/36	223	240

Pool #898089, 5.50%, 7/1/26	298	329

Pool #898417, 6.00%, 10/1/36	149	164

Pool #899079, 5.00%, 3/1/37	264	286

Pool #902188, 2.81%, 11/1/36	18	19

Pool #902414, 5.50%, 11/1/36	579	633

Pool #905090, 5.50%, 10/1/21	115	126

Pool #905759, 2.64%, 12/1/36	54	58

Pool #906090, 5.50%, 1/1/37	699	775

Pool #906237, 2.72%, 1/1/37	91	97

Pool #907818, 2.86%, 1/1/37	27	29

Pool #910147, 5.00%, 3/1/22	224	242

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #910338, 2.81%, 3/1/37	$44	$46

Pool #912414, 4.50%, 1/1/22	225	243

Pool #914522, 2.83%, 3/1/37	16	17

Pool #915499, 5.00%, 3/1/37	473	522

Pool #915870, 7.00%, 4/1/37	69	82

Pool #918515, 5.00%, 6/1/37	418	453

Pool #919461, 5.83%, 4/1/37	41	44

Pool #920457, 3.26%, 8/1/36	15	16

Pool #920988, 2.25%, 11/1/36	13	13

Pool #923023, 2.38%, 1/1/37	378	394

Pool #923123, 5.00%, 4/1/36	91	99

Pool #923166, 7.50%, 1/1/37	63	76

Pool #928261, 4.50%, 3/1/36	192	207

Pool #928584, 6.50%, 8/1/37	841	941

Pool #928909, 6.00%, 12/1/37	7	8

Pool #928915, 6.00%, 11/1/37	76	84

Pool #930606, 4.00%, 2/1/39	1,806	1,926

Pool #931195, 4.50%, 5/1/24	595	640

Pool #931665, 4.50%, 7/1/24	1,730	1,862

Pool #932023, 5.00%, 1/1/38	442	480

Pool #932741, 4.50%, 4/1/40	1,085	1,202

Pool #934466, 5.50%, 9/1/23	368	403

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #940623, 5.50%, 8/1/37	$202	$220

Pool #943388, 6.00%, 6/1/37	843	924

Pool #943617, 6.00%, 8/1/37	625	698

Pool #945876, 5.50%, 8/1/37	92	101

Pool #946527, 7.00%, 9/1/37	155	184

Pool #947216, 6.00%, 10/1/37	246	276

Pool #949391, 5.50%, 8/1/22	34	38

Pool #953018, 6.50%, 10/1/37	458	510

Pool #953910, 6.00%, 11/1/37	358	392

Pool #955771, 6.50%, 10/1/37	429	478

Pool #959604, 6.50%, 11/1/37	77	86

Pool #959880, 5.50%, 11/1/37	175	191

Pool #962687, 5.00%, 4/1/38	699	757

Pool #963735, 4.50%, 6/1/23	262	282

Pool #965389, 6.00%, 10/1/23	379	418

Pool #966660, 6.00%, 12/1/37	14	15

Pool #968037, 6.00%, 1/1/38	556	610

Pool #969632, 6.50%, 1/1/38	182	204

Pool #970013, 4.50%, 6/1/38	381	410

Pool #971734, 4.50%, 4/1/37	119	128

Pool #972452, 5.50%, 3/1/38	774	844

Pool #975365, 5.00%, 6/1/23	160	172

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #976699, 5.00%, 4/1/28	$96	$104

Pool #976963, 5.50%, 2/1/38	6,496	7,126

Pool #981704, 5.00%, 6/1/23	540	582

Pool #981823, 5.06%, 6/1/38	123	132

Pool #981854, 5.50%, 7/1/38	634	691

Pool #984075, 4.50%, 6/1/23	188	203

Pool #986760, 5.50%, 7/1/38	1,848	2,049

Pool #987114, 5.50%, 9/1/23	90	99

Pool #987115, 5.50%, 9/1/23	128	137

Pool #992472, 6.00%, 10/1/38	143	156

Pool #992491, 4.50%, 10/1/23	122	131

Pool #993055, 5.50%, 12/1/38	271	295

Pool #995018, 5.50%, 6/1/38	440	481

Pool #995203, 5.00%, 7/1/35	1,993	2,168

Pool #995266, 5.00%, 12/1/23	1,629	1,758

Pool #995297, 5.00%, 2/1/38	4,644	5,043

Pool #995737, 5.00%, 2/1/38	3,853	4,184

Pool #995879, 6.00%, 4/1/39	641	703

Pool #AA0451, 6.00%, 12/1/23	18	19

Pool #AA0649, 5.00%, 12/1/38	1,313	1,476

Pool #AA2939, 4.50%, 4/1/39	1,493	1,669

Pool #AA4482, 4.00%, 4/1/39	1,549	1,686

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #AA4562, 4.50%, 9/1/39	$1,221	$1,365

Pool #AA8978, 4.50%, 7/1/39	335	371

Pool #AA9357, 4.50%, 8/1/39	1,889	2,035

Pool #AB1048, 4.50%, 5/1/40	2,120	2,328

Pool #AB2067, 3.50%, 1/1/41	1,963	2,087

Pool #AB2092, 4.00%, 1/1/41	837	907

Pool #AB2272, 4.50%, 2/1/41	1,469	1,642

Pool #AB2693, 4.50%, 4/1/41	902	989

Pool #AB2768, 4.50%, 4/1/41	1,365	1,509

Pool #AB3246, 5.00%, 7/1/41	893	983

Pool #AB4057, 4.00%, 12/1/41	3,883	4,185

Pool #AB4293, 3.50%, 1/1/42	2,363	2,497

Pool #AB5049, 4.00%, 4/1/42	4,871	5,216

Pool #AB6016, 3.50%, 8/1/42	1,802	1,904

Pool #AB6293, 3.50%, 9/1/27	3,847	4,096

Pool #AB7076, 3.00%, 11/1/42	4,432	4,575

Pool #AB8823, 3.00%, 3/1/43 (5)	6,575	6,787

Pool #AC2947, 5.50%, 9/1/39	1,961	2,152

Pool #AC2969, 5.00%, 9/1/39	5,503	6,124

Pool #AC3263, 4.50%, 9/1/29	609	667

Pool #AC3312, 4.50%, 10/1/39	2,828	3,048

Pool #AC4861, 4.50%, 11/1/24	1,053	1,151

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #AC5040, 4.00%, 10/1/24	$810	$867

Pool #AC6118, 4.50%, 11/1/39	832	896

Pool #AC6742, 4.50%, 1/1/40	2,660	2,948

Pool #AC9581, 5.50%, 1/1/40	3,127	3,426

Pool #AD0119, 6.00%, 7/1/38	2,549	2,797

Pool #AD0585, 4.50%, 12/1/39	1,259	1,412

Pool #AD0639, 6.00%, 12/1/38	645	707

Pool #AD0969, 5.50%, 8/1/37	1,810	1,987

Pool #AD5241, 4.50%, 7/1/40	1,399	1,509

Pool #AD5525, 5.00%, 6/1/40	1,356	1,500

Pool #AD5556, 4.00%, 6/1/25	630	675

Pool #AD7859, 5.00%, 6/1/40	933	1,031

Pool #AE0289, 3.61%, 5/1/40	524	556

Pool #AE0891, 3.68%, 1/1/41	647	685

Pool #AE0949, 4.00%, 2/1/41	2,869	3,060

Pool #AE0971, 4.00%, 5/1/25	473	507

Pool #AE0981, 3.50%, 3/1/41	2,033	2,149

Pool #AE1807, 4.00%, 10/1/40	4,198	4,477

Pool #AE3873, 4.50%, 10/1/40	634	684

Pool #AE5436, 4.50%, 10/1/40	823	902

Pool #AE5767, 3.51%, 5/1/41	371	394

Pool #AH0525, 4.00%, 12/1/40	2,913	3,107

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #AH1295, 3.50%, 1/1/26	$1,123	$1,207

Pool #AH2488, 3.23%, 2/1/41	422	445

Pool #AH3226, 5.00%, 2/1/41	453	499

Pool #AH4158, 4.00%, 1/1/41	572	611

Pool #AH5573, 4.00%, 2/1/41	2,059	2,245

Pool #AH5614, 3.50%, 2/1/26	1,134	1,218

Pool #AH8854, 4.50%, 4/1/41	773	847

Pool #AI1247, 4.00%, 4/1/26	700	750

Pool #AI3470, 4.50%, 6/1/41	1,355	1,484

Pool #AI4361, 3.04%, 9/1/41	354	372

Pool #AI4380, 2.96%, 11/1/41	302	316

Pool #AI5539, 3.48%, 6/1/41	304	322

Pool #AI5603, 4.50%, 7/1/41	664	716

Pool #AI9137, 2.50%, 11/1/27	2,931	3,044

Pool #AI9555, 4.00%, 9/1/41	1,811	1,932

Pool #AI9828, 2.88%, 11/1/41	372	392

Pool #AJ2001, 3.19%, 10/1/41	311	328

Pool #AJ4093, 3.50%, 10/1/26	335	356

Pool #AJ4408, 4.50%, 10/1/41	622	672

Pool #AJ6086, 3.00%, 12/1/26	753	792

Pool #AJ9152, 3.50%, 12/1/26	3,683	3,906

Pool #AJ9218, 4.00%, 2/1/42	1,913	2,041

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #AJ9326, 3.50%, 1/1/42	$2,383	$2,541

Pool #AJ9355, 3.00%, 1/1/27	1,769	1,862

Pool #AK4524, 4.50%, 3/1/42	5,531	6,056

Pool #AK4945, 3.50%, 2/1/42	1,392	1,471

Pool #AK7766, 2.50%, 3/1/27	1,987	2,063

Pool #AK9444, 4.00%, 3/1/42	875	940

Pool #AL0354, 5.22%, 7/1/36	632	681

Pool #AL0442, 5.50%, 6/1/40	506	556

Pool #AL0659, 4.50%, 7/1/41	3,430	3,702

Pool #AL0766, 4.00%, 9/1/41	2,961	3,229

Pool #AL1449, 4.00%, 1/1/42	2,878	3,102

Pool #AL1849, 6.00%, 2/1/39	1,948	2,158

Pool #AL1939, 3.50%, 6/1/42	2,843	3,022

Pool #AL2243, 4.00%, 3/1/42	3,651	3,894

Pool #AL2303, 4.50%, 6/1/26	1,808	1,950

Pool #AL2326, 4.50%, 4/1/42	6,709	7,346

Pool #AL2397, 2.72%, 8/1/42	458	484

Pool #AO0752, 3.00%, 4/1/42	1,331	1,374

Pool #AO0800, 3.00%, 4/1/27	1,567	1,650

Pool #AO2973, 3.50%, 5/1/42	3,025	3,232

Pool #AO4107, 4.50%, 6/1/42	3,080	3,367

Pool #AO4136, 3.50%, 6/1/42	2,309	2,440

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued

Pool #AO7970, 2.50%, 6/1/27	$951	$989

Pool #AO8629, 3.50%, 7/1/42	926	979

Pool #AP6273, 3.00%, 10/1/42	1,386	1,430

Pool #AR1706, 2.50%, 1/1/28	7,250	7,535

Pool #AR3792, 3.00%, 2/1/43	1,312	1,354

Pool #AR8151, 3.00%, 3/1/43	2,137	2,206

Pool #AR9582, 3.00%, 3/1/43	744	769

Pool #MA0361, 4.00%, 3/1/30	724	777

Pool #MA0667, 4.00%, 3/1/31	1,356	1,457

Pool #MA0706, 4.50%, 4/1/31	2,077	2,250

Pool #MA0711, 3.50%, 4/1/31	704	752

Pool #MA0720, 5.00%, 4/1/31	745	808

Pool #MA0804, 4.00%, 7/1/31	961	1,032

Pool #MA0976, 3.50%, 2/1/32	1,559	1,661

Pool #MA1107, 3.50%, 7/1/32	1,818	1,941

Pool #MA1138, 3.50%, 8/1/32	971	1,037

Pool #MA1141, 3.00%, 8/1/32	464	485

Pool #MA1200, 3.00%, 10/1/32	2,415	2,526

Pool TBA, 4.00%, 4/15/40 (5)	1,000	1,066
5.00%, 4/15/40 (5)	1,700	1,842
2.50%, 5/15/42 (5)	1,700	1,763
2.00%, 4/15/43 (5)	1,900	1,925
3.00%, 4/15/43 (5)	9,000	9,462
2.50%, 5/15/43 (5)	2,100	2,082
3.00%, 5/15/43 (5)	16,100	16,606

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Fannie Mae – 16.0% – continued
3.50%, 12/31/49 (5)	$21,900	$23,125
		420,781

Federal Farm Credit Bank – 0.0%

2.63%, 4/17/14	1,400	1,435

Federal Home Loan Bank – 0.7%
5.50%, 8/13/14	1,000	1,073
0.25%, 2/20/15	4,500	4,494
0.50%, 11/20/15	5,000	5,015
5.13%, 10/19/16	5,450	6,323
5.50%, 7/15/36	500	670
		17,575

Freddie Mac – 3.4%
3.00%, 7/28/14	1,000	1,036
1.00%, 8/27/14	1,000	1,011
0.75%, 11/25/14	3,000	3,025
2.88%, 2/9/15	2,000	2,095
0.50%, 4/17/15	3,500	3,514
4.38%, 7/17/15	900	983
5.25%, 4/18/16	500	573
2.50%, 5/27/16	4,000	4,251
2.00%, 8/25/16	5,675	5,956
5.00%, 2/16/17	500	583
1.00%, 3/8/17	2,500	2,531
5.13%, 11/17/17	500	597
0.75%, 1/12/18	2,000	1,988
4.88%, 6/13/18	2,600	3,113
3.75%, 3/27/19	1,000	1,147
1.25%, 10/2/19	1,000	993
2.38%, 1/13/22	3,000	3,122
6.75%, 3/15/31	200	301
1.00%, 9/27/17	3,000	3,008
0.88%, 3/7/18	1,000	998

Pool #1B2125, 2.62%, 3/1/35	374	397

Pool #1B2934, 2.77%, 3/1/36	452	482

Pool #1B3264, 6.08%, 2/1/37	105	113

Pool #1B7328, 3.26%, 4/1/37	54	57

Pool #1B7359, 5.98%, 5/1/37	39	40

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Freddie Mac – 3.4% – continued

Pool #1G0321, 2.86%, 9/1/35	$111	$119

Pool #1G0911, 2.86%, 4/1/36	260	274

Pool #1G1506, 5.52%, 1/1/37	38	41

Pool #1G1623, 5.70%, 4/1/37	78	83

Pool #1G1763, 2.75%, 11/1/35	38	40

Pool #1G1790, 3.16%, 11/1/35	66	71

Pool #1G2620, 2.85%, 11/1/36	20	21

Pool #1G2675, 5.74%, 2/1/38	294	319

Pool #1G3611, 2.32%, 4/1/37	50	54

Pool #1H1348, 5.78%, 10/1/36	27	29

Pool #1H2569, 2.49%, 9/1/35	523	555

Pool #1H2605, 5.40%, 4/1/36	165	175

Pool #1J0345, 2.70%, 3/1/37	25	27

Pool #1J0355, 2.87%, 3/1/37	17	18

Pool #1J0365, 3.01%, 4/1/37	113	120

Pool #1J1390, 5.99%, 12/1/36	28	30

Pool #1J1634, 2.72%, 12/1/36	237	253

Pool #1L0078, 2.38%, 6/1/35	32	33

Pool #1L1214, 2.38%, 12/1/35	1,320	1,409

Pool #1L1480, 2.08%, 12/1/33	73	74

Pool #1N0243, 2.68%, 8/1/36	17	18

Pool #1N1746, 2.52%, 9/1/37	133	140

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Freddie Mac – 3.4% – continued

Pool #781274, 2.45%, 2/1/34	$18	$20

Pool #782905, 4.92%, 12/1/34	19	21

Pool #847755, 2.80%, 5/1/37	93	99

Pool #848626, 3.40%, 6/1/41	242	256

Pool #848639, 3.22%, 9/1/41	317	333

Pool TBA, 5.50%, 4/1/37 (5)	3,595	3,893
4.00%, 4/15/39 (5)	8,685	9,231
3.50%, 4/15/41 (5)	10,900	11,470
2.50%, 6/1/42 (5)	500	493
2.50%, 12/31/49 (5)	1,400	1,449
3.00%, 12/31/49 (5)	12,000	12,323
3.00%, 12/31/49 (5)	3,800	3,982
		89,387

Freddie Mac Gold – 6.3%

Pool #A16753, 5.00%, 11/1/33	143	155

Pool #A17665, 5.00%, 1/1/34	268	291

Pool #A27950, 5.50%, 11/1/34	1,050	1,145

Pool #A31136, 5.50%, 1/1/35	297	331

Pool #A39306, 5.50%, 11/1/35	906	987

Pool #A46224, 5.00%, 7/1/35	106	117

Pool #A48104, 5.00%, 1/1/36	237	262

Pool #A51296, 6.00%, 8/1/36	184	204

Pool #A54897, 6.50%, 8/1/36	146	170

Pool #A56110, 5.50%, 12/1/36	407	443

Pool #A57604, 5.00%, 3/1/37	1,122	1,207

Pool #A58690, 6.00%, 3/1/37	44	48

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #A58718, 5.50%, 3/1/37	$82	$89

Pool #A59081, 5.50%, 4/1/37	1,314	1,423

Pool #A60942, 5.00%, 5/1/37	267	287

Pool #A61560, 5.50%, 10/1/36	1,453	1,580

Pool #A61573, 5.00%, 9/1/34	1,642	1,785

Pool #A61597, 5.50%, 12/1/35	152	166

Pool #A64474, 5.50%, 9/1/37	103	111

Pool #A67116, 7.00%, 10/1/37	59	68

Pool #A68761, 5.50%, 9/1/37	226	245

Pool #A69169, 4.50%, 12/1/37	459	491

Pool #A69303, 6.00%, 11/1/37	122	133

Pool #A73778, 5.00%, 2/1/38	415	446

Pool #A74134, 7.00%, 2/1/38	60	70

Pool #A78507, 5.00%, 6/1/38	1,677	1,853

Pool #A81606, 6.00%, 9/1/38	170	186

Pool #A81856, 7.00%, 9/1/38	30	35

Pool #A83008, 5.50%, 11/1/38	1,715	1,866

Pool #A84432, 4.50%, 2/1/39	276	295

Pool #A88476, 4.50%, 9/1/39	3,783	4,156

Pool #A88566, 5.00%, 9/1/39	2,164	2,390

Pool #A89346, 4.50%, 10/1/39	2,808	3,004

Pool #A90749, 4.50%, 1/1/40	1,926	2,116

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #A91541, 5.00%, 3/1/40	$635	$702

Pool #A91626, 4.50%, 3/1/40	1,146	1,273

Pool #A91942, 4.50%, 4/1/40	924	1,015

Pool #A94672, 4.50%, 10/1/40	1,467	1,570

Pool #A96296, 4.00%, 1/1/41	1,245	1,354

Pool #A96310, 4.00%, 1/1/41	844	910

Pool #A96995, 4.00%, 2/1/41	2,408	2,560

Pool #A97443, 4.50%, 3/1/41	1,147	1,247

Pool #B10630, 4.50%, 11/1/18	286	305

Pool #B17658, 4.50%, 1/1/20	11	12

Pool #B18502, 5.50%, 6/1/20	32	34

Pool #B18931, 4.50%, 3/1/20	37	39

Pool #C03457, 4.50%, 2/1/40	899	961

Pool #C03821, 3.50%, 4/1/42	3,188	3,357

Pool #C09004, 3.50%, 7/1/42	884	933

Pool #C91009, 5.00%, 11/1/26	70	75

Pool #C91020, 5.50%, 3/1/27	107	116

Pool #C91247, 5.00%, 4/1/29	426	459

Pool #C91354, 4.00%, 1/1/31	1,350	1,448

Pool #C91370, 4.50%, 5/1/31	830	910

Pool #C91388, 3.50%, 2/1/32	658	700

Pool #C91402, 4.00%, 10/1/31	1,160	1,245

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #C91408, 3.50%, 11/1/31	$720	$766

Pool #C91485, 3.50%, 8/1/32	951	1,012

Pool #D97197, 5.00%, 2/1/27	79	87

Pool #D97498, 6.00%, 12/1/27	359	392

Pool #D97524, 5.50%, 1/1/28	406	441

Pool #D97564, 5.00%, 1/1/28	217	233

Pool #D98301, 4.50%, 7/1/29	431	464

Pool #E03033, 3.00%, 2/1/27	1,654	1,736

Pool #E04044, 3.50%, 8/1/27	2,753	2,905

Pool #E99030, 4.50%, 9/1/18	437	466

Pool #G01907, 4.50%, 8/1/34	132	142

Pool #G01974, 5.00%, 12/1/35	1,437	1,551

Pool #G02064, 5.00%, 2/1/36	647	696

Pool #G02069, 5.50%, 3/1/36	125	136

Pool #G02386, 6.00%, 11/1/36	1,400	1,533

Pool #G02391, 6.00%, 11/1/36	40	43

Pool #G02540, 5.00%, 11/1/34	230	248

Pool #G02649, 6.00%, 1/1/37	58	63

Pool #G02702, 6.50%, 1/1/37	191	214

Pool #G02789, 6.00%, 4/1/37	4,102	4,485

Pool #G02911, 6.00%, 4/1/37	83	92

Pool #G02973, 6.00%, 6/1/37	171	187

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #G03121, 5.00%, 6/1/36	$608	$656

Pool #G03134, 5.50%, 8/1/36	275	299

Pool #G03176, 5.00%, 8/1/37	251	270

Pool #G03218, 6.00%, 9/1/37	214	234

Pool #G03351, 6.00%, 9/1/37	325	359

Pool #G03513, 6.00%, 11/1/37	448	490

Pool #G03600, 7.00%, 11/1/37	158	182

Pool #G03737, 6.50%, 11/1/37	2,716	3,040

Pool #G03992, 6.00%, 3/1/38	538	588

Pool #G04287, 5.00%, 5/1/38	710	763

Pool #G04459, 5.50%, 6/1/38	612	663

Pool #G04611, 6.00%, 7/1/38	1,089	1,196

Pool #G04650, 6.50%, 9/1/38	1,115	1,270

Pool #G04817, 5.00%, 9/1/38	397	427

Pool #G05082, 5.00%, 3/1/38	804	868

Pool #G05167, 4.50%, 2/1/39	986	1,055

Pool #G05457, 4.50%, 5/1/39	3,826	4,149

Pool #G05725, 4.50%, 11/1/39	1,114	1,237

Pool #G05733, 5.00%, 11/1/39	1,065	1,176

Pool #G05870, 4.50%, 4/1/40	1,368	1,503

Pool #G05876, 4.50%, 4/1/40	3,179	3,545

Pool #G06020, 5.50%, 12/1/39	4,712	5,103

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 3.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #G06767, 5.00%, 10/1/41	$2,262	$2,488

Pool #G06947, 6.00%, 5/1/40	1,155	1,263

Pool #G07002, 4.50%, 12/1/41	1,325	1,420

Pool #G07098, 3.50%, 7/1/42	1,906	2,012

Pool #G07152, 4.00%, 6/1/42	4,557	4,844

Pool #G07171, 4.00%, 8/1/42	2,137	2,306

Pool #G08189, 7.00%, 3/1/37	56	64

Pool #G08192, 5.50%, 4/1/37	283	307

Pool #G08341, 5.00%, 4/1/39	4,392	4,724

Pool #G08477, 3.50%, 2/1/42	1,689	1,779

Pool #G11776, 4.50%, 9/1/20	80	85

Pool #G12571, 4.00%, 1/1/22	233	249

Pool #G12673, 5.00%, 9/1/21	182	195

Pool #G12837, 4.50%, 4/1/22	266	284

Pool #G12868, 5.00%, 11/1/22	353	378

Pool #G12869, 5.00%, 9/1/22	310	332

Pool #G13136, 4.50%, 5/1/23	367	391

Pool #G13151, 6.00%, 3/1/23	346	383

Pool #G13201, 4.50%, 7/1/23	217	231

Pool #G13433, 5.50%, 1/1/24	271	291

Pool #G14168, 5.50%, 12/1/24	555	601

Pool #G14239, 4.00%, 9/1/26	5,630	5,991

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #G14554, 4.50%, 7/1/26	$795	$849

Pool #G18220, 6.00%, 11/1/22	40	44

Pool #G18438, 2.50%, 6/1/27	918	952

Pool #G18442, 3.50%, 8/1/27	1,731	1,852

Pool #G30327, 4.50%, 1/1/27	63	69

Pool #J00991, 4.00%, 1/1/21	92	98

Pool #J02541, 4.00%, 9/1/20	70	75

Pool #J03041, 6.00%, 7/1/21	138	151

Pool #J03736, 5.50%, 11/1/21	110	118

Pool #J05307, 4.50%, 8/1/22	42	45

Pool #J06175, 5.00%, 5/1/21	60	65

Pool #J06465, 6.00%, 11/1/22	31	34

Pool #J06476, 5.50%, 11/1/22	77	83

Pool #J08098, 5.50%, 6/1/23	53	57

Pool #J08202, 5.00%, 7/1/23	138	148

Pool #J08454, 5.00%, 8/1/23	231	247

Pool #J08913, 5.50%, 10/1/23	84	90

Pool #J09148, 5.00%, 12/1/23	232	248

Pool #J09305, 5.00%, 2/1/24	330	356

Pool #J09463, 5.00%, 3/1/24	212	228

Pool #J11136, 4.00%, 11/1/24	197	210

Pool #J12098, 4.50%, 4/1/25	1,949	2,080

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #J14808, 3.50%, 3/1/26	$1,688	$1,807

Pool #J17055, 3.00%, 11/1/26	953	1,000

Pool #J17232, 3.00%, 11/1/26	861	911

Pool #J17932, 3.00%, 3/1/27	1,518	1,604

Pool #J20834, 2.50%, 10/1/27	1,451	1,508

Pool #J21601, 2.50%, 12/1/27	5,420	5,623

Pool #K90071, 3.00%, 2/1/33	2,193	2,290

Pool #Q02211, 4.50%, 7/1/41	1,215	1,324

Pool #Q02605, 4.50%, 8/1/41	3,364	3,652

Pool #Q03085, 4.00%, 9/1/41	804	855

Pool #Q04649, 3.50%, 11/1/41	692	728

Pool #Q08894, 3.50%, 6/1/42	1,440	1,532

Pool #Q09009, 4.00%, 6/1/42	3,940	4,252

Pool #Q14324, 3.00%, 1/1/43	2,189	2,249

Pool #Q14676, 3.00%, 1/1/43	1,495	1,537

Pool #Q15843, 3.00%, 2/1/43	698	718
		166,652

Government National Mortgage Association – 2.5%

Pool TBA, 4.00%, 4/1/40 (5)	9,300	10,136
4.50%, 4/15/40 (5)	14,200	15,542
3.50%, 4/15/41 (5)	4,500	4,840
4.00%, 4/15/41 (5)	11,100	12,008
3.50%, 5/10/42 (5)	10,500	11,227
3.00%, 4/11/43 (5)	8,000	8,356
3.00%, 5/12/43 (5)	3,000	3,136
		65,245

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Government National Mortgage Association I – 1.9%

Pool #510835, 5.50%, 2/15/35	$117	$128

Pool #597889, 5.50%, 6/15/33	507	563

Pool #614169, 5.00%, 7/15/33	173	190

Pool #616879, 3.50%, 2/15/42	1,141	1,241

Pool #617739, 6.00%, 10/15/37	72	81

Pool #634431, 6.00%, 9/15/34	45	51

Pool #641416, 5.50%, 4/15/35	316	347

Pool #646341, 6.00%, 11/15/36	115	130

Pool #648538, 5.00%, 12/15/35	307	335

Pool #651753, 5.50%, 3/15/36	74	81

Pool #658560, 6.50%, 8/15/36	353	414

Pool #661917, 7.00%, 4/15/37	67	79

Pool #670114, 6.50%, 7/15/37	100	109

Pool #675211, 6.50%, 3/15/38	150	171

Pool #675484, 5.50%, 6/15/38	462	506

Pool #676360, 6.50%, 10/15/37	65	75

Pool #682899, 6.00%, 9/15/40	897	1,012

Pool #687824, 5.50%, 8/15/38	634	694

Pool #687900, 5.00%, 9/15/38	275	299

Pool #687901, 5.00%, 9/15/38	477	519

Pool #688461, 6.00%, 5/15/38	555	625

Pool #692309, 6.00%, 1/15/39	250	281

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Government National Mortgage Association I – 1.9% – continued

Pool #697645, 5.50%, 10/15/38	$268	$294

Pool #698236, 5.00%, 6/15/39	1,386	1,513

Pool #698336, 4.50%, 5/15/39	2,039	2,229

Pool #699277, 6.00%, 9/15/38	216	244

Pool #700918, 5.50%, 11/15/38	785	859

Pool #700972, 5.50%, 11/15/38	204	223

Pool #701196, 6.00%, 10/15/38	364	410

Pool #703677, 5.50%, 6/15/39	504	552

Pool #704185, 5.50%, 1/15/39	259	283

Pool #710130, 7.00%, 1/15/39	131	151

Pool #717175, 4.50%, 6/15/39	1,621	1,799

Pool #719262, 5.00%, 8/15/40	552	612

Pool #720202, 4.50%, 7/15/39	1,002	1,109

Pool #723231, 4.00%, 10/15/39	660	721

Pool #723339, 5.00%, 9/15/39	591	654

Pool #726085, 4.00%, 11/15/24	546	590

Pool #728629, 4.50%, 1/15/40	2,071	2,299

Pool #733663, 4.50%, 5/15/40	3,706	4,066

Pool #737286, 4.50%, 5/15/40	1,526	1,693

Pool #737416, 3.50%, 9/15/25	428	458

Pool #738134, 3.50%, 4/15/26	702	751

Pool #738247, 4.50%, 4/15/41	1,041	1,139

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Government National Mortgage Association I – 1.9% – continued

Pool #745215, 4.00%, 7/15/25	$447	$483

Pool #747643, 4.50%, 8/15/40	4,417	4,847

Pool #760874, 3.50%, 2/15/26	540	580

Pool #768800, 4.50%, 6/15/41	447	489

Pool #773939, 4.00%, 11/15/41	1,442	1,625

Pool #778957, 3.50%, 3/15/42	1,429	1,556

Pool #781939, 6.00%, 7/15/34	730	827

Pool #782131, 5.50%, 12/15/36	244	267

Pool #782150, 5.50%, 4/15/37	259	284

Pool #782259, 5.00%, 2/15/36	402	439

Pool #782272, 5.50%, 2/15/38	540	592

Pool #782498, 6.00%, 12/15/38	296	333

Pool #782565, 5.00%, 2/15/39	5,444	5,940

Pool #782584, 5.00%, 3/15/39	515	561

Pool #782675, 4.50%, 6/15/24	401	435

Pool #782831, 6.00%, 12/15/39	192	216
		50,054

Government National Mortgage Association II – 2.8%

Pool #3570, 6.00%, 6/20/34	157	182

Pool #3665, 5.50%, 1/20/35	467	518

Pool #3852, 6.00%, 5/20/36	93	105

Pool #3879, 6.00%, 7/20/36	304	343

Pool #3910, 6.00%, 10/20/36	164	185

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Government National Mortgage Association II – 2.8% – continued

Pool #3994, 5.00%, 6/20/37	$119	$130

Pool #4018, 6.50%, 8/20/37	339	391

Pool #4026, 5.00%, 9/20/37	184	201

Pool #4027, 5.50%, 9/20/37	94	103

Pool #4040, 6.50%, 10/20/37	74	85

Pool #4098, 5.50%, 3/20/38	517	566

Pool #4116, 6.50%, 4/20/38	159	183

Pool #4170, 6.00%, 6/20/38	398	448

Pool #4194, 5.50%, 7/20/38	1,067	1,168

Pool #4243, 5.00%, 9/20/38	295	322

Pool #4244, 5.50%, 9/20/38	293	320

Pool #4245, 6.00%, 9/20/38	173	198

Pool #4269, 6.50%, 10/20/38	188	216

Pool #4290, 5.50%, 11/20/38	207	227

Pool #4344, 6.00%, 1/20/39	324	364

Pool #4345, 6.50%, 1/20/39	207	238

Pool #4425, 5.50%, 4/20/39	511	560

Pool #4559, 5.00%, 10/20/39	1,220	1,354

Pool #4561, 6.00%, 10/20/39	632	713

Pool #4617, 4.50%, 1/20/40	317	351

Pool #4619, 5.50%, 1/20/40	1,063	1,166

Pool #4713, 4.50%, 6/20/40	992	1,097

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Government National Mortgage Association II – 2.8% – continued

Pool #4747, 5.00%, 7/20/40	$887	$984

Pool #4881, 3.50%, 12/20/40	2,698	2,902

Pool #4923, 4.50%, 1/20/41	693	767

Pool #5050, 4.00%, 5/20/26	719	770

Pool #5081, 4.00%, 6/20/41	1,287	1,403

Pool #5082, 4.50%, 6/20/41	1,338	1,474

Pool #5083, 5.00%, 6/20/41	5,627	6,197

Pool #5114, 4.00%, 7/20/41	950	1,036

Pool #5175, 4.50%, 9/20/41	686	759

Pool #5176, 5.00%, 9/20/41	4,324	4,764

Pool #5202, 3.50%, 10/20/41	1,548	1,657

Pool #5203, 4.00%, 10/20/41	1,123	1,218

Pool #5232, 3.50%, 11/20/41	860	920

Pool #5264, 5.50%, 12/20/41	106	116

Pool #5280, 4.00%, 1/20/42	1,226	1,327

Pool #5304, 3.50%, 2/20/42	1,063	1,138

Pool #5317, 5.50%, 2/20/42	727	798

Pool #5326, 3.00%, 3/20/27	1,653	1,759

Pool #5331, 3.50%, 3/20/42	1,735	1,858

Pool #654804, 6.00%, 5/20/36	198	223

Pool #737602, 4.00%, 11/20/40	866	971

Pool #752757, 4.50%, 11/20/40	1,303	1,453

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (7) – continued

Government National Mortgage Association II – 2.8% – continued

Pool #755677, 4.00%, 12/20/40	$832	$924

Pool #782433, 6.00%, 10/20/38	610	686

Pool #82579, 3.50%, 7/20/40	666	711

Pool #82737, 3.00%, 2/20/41	759	805

Pool #82793, 2.50%, 4/20/41	841	883

Pool #82857, 3.00%, 6/20/41	388	406

Pool #82960, 3.50%, 10/20/41	356	380

Pool #AA5970, 3.00%, 1/20/43	2,589	2,708

Pool #AA6054, 3.00%, 2/20/43	3,593	3,764

Pool #AA6149, 3.00%, 3/20/43	2,495	2,610

Pool #AB9443, 3.50%, 11/20/42	1,977	2,124

Pool #AD1755, 3.50%, 2/20/43	1,589	1,707

Pool #MA0022, 3.50%, 4/20/42	1,754	1,878

Pool #MA0088, 3.50%, 5/20/42	3,863	4,136

Pool #MA0318, 3.50%, 8/20/42	1,431	1,532

Pool #MA0321, 5.00%, 8/20/42	1,701	1,856

Pool #MA0392, 3.50%, 9/20/42	1,445	1,547
		74,885

Tennessee Valley Authority – 0.1%

5.50%, 7/18/17	600	720

5.25%, 9/15/39	1,650	2,105
		2,825
Total U.S. Government Agencies
(Cost $865,058)		888,839

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 36.6%

U.S. Treasury Bonds – 6.3%

8.75%, 8/15/20	$450	$688

7.88%, 2/15/21	1,550	2,304

8.00%, 11/15/21	1,125	1,714

7.13%, 2/15/23	2,000	2,976

6.25%, 8/15/23	11,550	16,347

7.63%, 2/15/25	165	262

6.00%, 2/15/26	11,750	16,725

6.13%, 11/15/27	9,000	13,136

6.25%, 5/15/30	6,000	9,061

5.38%, 2/15/31	4,000	5,564

4.50%, 2/15/36	475	603

4.75%, 2/15/37	6,335	8,339

5.00%, 5/15/37	4,575	6,230

4.38%, 2/15/38	8,890	11,114

4.50%, 5/15/38	1,700	2,165

3.50%, 2/15/39	6,000	6,524

4.25%, 5/15/39	9,250	11,367

4.50%, 8/15/39	8,000	10,215

4.38%, 11/15/39	7,000	8,772

4.63%, 2/15/40	7,250	9,439

4.38%, 5/15/40	1,000	1,254

3.88%, 8/15/40	9,000	10,411

3.75%, 8/15/41	4,000	4,524

3.13%, 2/15/42	1,000	1,005

2.75%, 8/15/42	5,000	4,639

3.13%, 2/15/43	1,000	1,002
		166,380

U.S. Treasury Notes – 30.3%

0.75%, 8/15/13	15,000	15,035

3.13%, 9/30/13	9,700	9,844

2.75%, 10/31/13	17,500	17,765

2.00%, 11/30/13	4,700	4,758

1.00%, 1/15/14	30,000	30,202

0.25%, 3/31/14	20,000	20,015

1.75%, 3/31/14	5,000	5,078

1.88%, 4/30/14	15,000	15,274

2.63%, 6/30/14	10,500	10,817

2.63%, 7/31/14	3,000	3,097

2.38%, 8/31/14	2,500	2,576

2.38%, 9/30/14	17,000	17,548

2.38%, 10/31/14	30,000	31,015

2.13%, 11/30/14	5,000	5,157

0.13%, 12/31/14	10,000	9,983

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 36.6% – continued

U.S. Treasury Notes – 30.3% – continued

2.63%, 12/31/14	$25,000	$26,040

2.25%, 1/31/15	8,000	8,295

4.00%, 2/15/15	12,000	12,840

2.50%, 3/31/15	39,000	40,746

0.25%, 7/15/15	10,000	9,992

1.75%, 7/31/15	10,000	10,340

0.38%, 11/15/15	50,000	50,078

4.50%, 11/15/15	2,000	2,218

0.25%, 12/15/15	25,000	24,947

2.13%, 12/31/15	5,000	5,244

2.13%, 2/29/16	5,000	5,256

0.38%, 3/15/16	25,000	25,016

5.13%, 5/15/16	3,000	3,439

3.25%, 6/30/16	10,000	10,914

1.50%, 7/31/16	5,000	5,177

1.00%, 8/31/16	10,000	10,187

1.00%, 9/30/16	25,000	25,467

1.00%, 10/31/16	5,000	5,093

4.63%, 11/15/16	2,600	2,985

0.88%, 11/30/16	30,000	30,412

0.88%, 1/31/17	20,000	20,262

4.63%, 2/15/17	500	578

1.00%, 3/31/17	12,000	12,209

3.13%, 4/30/17	7,000	7,718

4.50%, 5/15/17	1,850	2,145

0.63%, 5/31/17	15,000	15,019

4.75%, 8/15/17	2,400	2,827

0.63%, 8/31/17	5,000	4,995

0.63%, 9/30/17	7,000	6,986

4.25%, 11/15/17	2,950	3,429

0.75%, 12/31/17	10,000	10,013

0.88%, 1/31/18	10,000	10,065

3.50%, 2/15/18	6,250	7,076

0.75%, 2/28/18	5,000	4,999

3.88%, 5/15/18	3,300	3,812

4.00%, 8/15/18	10,290	12,013

1.50%, 8/31/18	11,500	11,889

3.75%, 11/15/18	2,300	2,662

2.75%, 2/15/19	18,000	19,845

0.88%, 7/31/19	2,000	1,974

3.63%, 8/15/19	18,000	20,846

3.38%, 11/15/19	16,000	18,315

3.63%, 2/15/20	5,000	5,809

3.50%, 5/15/20	5,000	5,774

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 36.6% – continued

U.S. Treasury Notes – 30.3% – continued
2.63%, 8/15/20	$3,000	$3,277
2.63%, 11/15/20	3,000	3,272
3.63%, 2/15/21	2,000	2,330
2.13%, 8/15/21	46,000	48,070
1.63%, 8/15/22	19,000	18,755
		799,814
Total U.S. Government Obligations
(Cost $919,174)		966,194

MUNICIPAL BONDS – 0.9%

Arizona – 0.0%

Phoenix Taxable G.O. Unlimited Bonds, Series A, Build America Bonds, 5.27%, 7/1/34	100	119

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds, 4.84%, 1/1/41	110	127
		246

California – 0.3%

Bay Area Toll Authority Bridge Revenue Bonds, Series F-2, Build America Bonds, 6.26%, 4/1/49	425	579

Bay Area Toll Authority Bridge Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/1/50	150	215

Bay Area Toll Authority Bridge TRB, Series S-3, Build America Bonds, 6.91%, 10/1/50	150	211

California State G.O. Unlimited Bonds, Build America Bonds, 7.70%, 11/1/30	135	171
7.30%, 10/1/39	920	1,282
7.60%, 11/1/40	400	584

California State Public Works Board Lease Revenue Bonds, Series G-2, Build America Bonds, 8.36%, 10/1/34	50	67

California State Taxable G.O. Unlimited Bonds, Build America Bonds, 7.63%, 3/1/40	405	583

California State Various Purpose Taxable G.O. Unlimited Bonds, 6.20%, 3/1/19	200	244

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

California – 0.3% – continued

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.55%, 4/1/39	$585	$845

East Bay Municipal Utility District Water System Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	300	390

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.75%, 8/1/49	150	215

Los Angeles Department of Airports Direct Pay TRB, Build America Bonds, 6.58%, 5/15/39	250	322

Los Angeles Unified School District G.O. Unlimited Bonds, Build America Bonds, 6.76%, 7/1/34	290	394

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	335	411

Metropolitan Water District of Southern California TRB, Issuer Subseries A, Build America Bonds, 6.95%, 7/1/40	100	125

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds, 6.14%, 5/1/49	100	130

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds, 6.95%, 11/1/50	75	105

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, Build America Bonds, 6.00%, 11/1/40	300	374

University of California Revenue Bonds, Build America Bonds, 5.95%, 5/15/45	150	183

University of California Revenue Bonds, Build America Bonds, Regents University, 6.27%, 5/15/31	200	231
		7,661

Colorado – 0.0%

Denver City & County G.O. Unlimited Bonds, Build America Bonds, 5.65%, 8/1/30	250	304

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Colorado – 0.0% – continued

Denver City & County School District No. 1 Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (State Aid Withholding), 5.66%, 12/1/33	$50	$62
		366

Connecticut – 0.0%

Connecticut State G.O. Unlimited Bonds, Build America Bonds, 5.63%, 12/1/29	165	207

Connecticut State G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	300	383
		590

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/1/34	30	37

Georgia – 0.0%

Municipal Electric Authority Plant Vogtle Units TRB, Build America Bonds, 6.64%, 4/1/57	70	83
6.66%, 4/1/57	100	118
7.06%, 4/1/57	300	337
		538

Illinois – 0.1%

Chicago Board of Education G.O. Unlimited Bonds, Qualified School Construction Bonds, 6.32%, 11/1/29	160	185

Chicago Taxable G.O. Unlimited Bonds, Project C1, 7.78%, 1/1/35	100	129

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding TRB, Series A, 6.90%, 12/1/40	300	370

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40	140	160

Illinois State Taxable G.O. Unlimited Bonds, Build America Bonds, 6.63%, 2/1/35	750	844

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Illinois – 0.1% – continued

Illinois State Taxable G.O. Unlimited Bonds, 4.42%, 1/1/15	$100	$105
5.67%, 3/1/18	300	343

Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	1,025	1,013
		3,149

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds, 4.50%, 8/1/31	250	273

Mississippi – 0.0%

Mississippi State Taxable G.O. Unlimited Bonds, Series F, Build America Bonds, 5.25%, 11/1/34	100	119

Nevada – 0.1%

Clark County Airport Revenue Bonds, Series B, Build America Bonds, 6.88%, 7/1/42	355	418

Clark County Airport System TRB, Series C, Build America Bonds, 6.82%, 7/1/45	200	280
		698

New Jersey – 0.1%

New Jersey State EDA Lease Revenue Bonds, Series A (NATL-RE Insured), 7.43%, 2/15/29	100	131

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds, 6.56%, 12/15/40	200	265

New Jersey State Transportation Trust Fund Authority TRB, Series C, Build America Bonds, 6.10%, 12/15/28	300	353

New Jersey State Turnpike Authority TRB, Series A, Build America Bonds, 7.10%, 1/1/41	425	605

New Jersey State Turnpike Authority TRB, Series F, Build America Bonds, 7.41%, 1/1/40	125	183

Rutgers State University TRB, Series H, Build America Bonds (G.O. of University Insured), 5.67%, 5/1/40	145	179
		1,716

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

New York – 0.1%

Metropolitan Transportation Authority Dedicated Fund TRB, Build America Bonds, 7.34%, 11/15/39	$75	$110

Metropolitan Transportation Authority TRB, Build America Bonds, 6.69%, 11/15/40	100	131

Metropolitan Transportation Authority TRB, Series E, Build America Bonds, 6.81%, 11/15/40	60	79

New York City G.O. Unlimited Bonds, Build America Bonds, 5.52%, 10/1/37	100	120

New York City G.O. Unlimited Bonds, Series H-1, Build America Bonds, 5.85%, 6/1/40	85	109

New York City Municipal Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.75%, 6/15/41	200	260
5.72%, 6/15/42	250	325

New York City Taxable G.O. Unlimited Bonds, Series F-1, Build America Bonds, 6.65%, 12/1/31	225	277

New York City Transitional Finance Authority TRB, Build America Bonds, Future Tax Secured, 5.77%, 8/1/36	300	374

New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.60%, 3/15/40	250	313

New York State Dormitory Authority Personal Income TRB, Series F, Build America Bonds, 5.63%, 3/15/39	75	91

New York State Urban Development Corp. TRB, Build America Bonds, 5.77%, 3/15/39	100	123

Port Authority of New York & New Jersey Consolidated 164th TRB (G.O. of Authority Insured), 5.65%, 11/1/40	350	432

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds (G.O. of Authority Insured), 4.93%, 10/1/51	250	277
		3,021

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Ohio – 0.1%

American Municipal Power-Ohio, Inc. Revenue Bonds, Issuer Subseries B, Build America Bonds, 6.45%, 2/15/44	$200	$236

American Municipal Power-Ohio, Inc. TRB, Series B, Combined Hydroelectric Projects, 8.08%, 2/15/50	300	439

North East Regional Sewer District Improvement TRB, Build America Bonds, 6.04%, 11/15/40	145	170

Ohio State University TRB, Series A, 4.80%, 6/1/11(3)	200	213

Ohio State University TRB, Series C, Build America Bonds, 4.91%, 6/1/40	190	219

Ohio State Water Quality Development Authority Pollution Control TRB, Series B-2, Loan Fund, 4.88%, 12/1/34	90	103
		1,380

Oregon – 0.0%

Oregon State Department of Transportation Highway User TRB, Series A, Sub Lien, Build America Bonds, 5.83%, 11/15/34	200	257

Pennsylvania – 0.0%

State Public School Building Authority TRB, Series A, Qualified School Construction Bonds, 5.00%, 9/15/27	200	237

Puerto Rico – 0.0%

Puerto Rico Commonwealth Government Development Bank TRB, Senior Notes, Series B, 3.67%, 5/1/14	150	150
4.70%, 5/1/16	100	101
		251

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate TRB, Series B, Build America Bonds, 6.73%, 7/1/43	100	126

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds, 5.02%, 12/1/48	$180	$216

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF Gtd.), 6.45%, 2/15/35	200	248

Houston Taxable G.O. Limited Refunding Bonds, Series A, Pension Obligation, 6.29%, 3/1/32	300	379

North Texas Tollway Authority TRB, Series B, Build America Bonds, 6.72%, 1/1/49	125	170

San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.99%, 2/1/39	200	261

Texas State Transportation Commission Taxable G.O. Unlimited Bonds, Build America Bonds, 5.52%, 4/1/39	200	255

Texas State Transportation Commission TRB, Series B, First Tier, 5.18%, 4/1/30	300	367

University of Texas Revenue Bonds, Series C, Build America Bonds, 4.79%, 8/15/46	100	115

University of Texas Revenue Bonds, Series D, Build America Bonds, 5.13%, 8/15/42	190	231
		2,242

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds, 3.54%, 7/1/25	95	104

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds, 5.49%, 11/1/39	80	99

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds, 6.79%, 7/1/40	100	121

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Washington – 0.0% – continued

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.14%, 8/1/40	$100	$119
		339
Total Municipal Bonds
(Cost $19,163)		23,350

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0% (8)

Escrow Lehman Brothers Holdings Capital Trust VII (9)	50,000	$–
Total Other
(Cost $39)		–

INVESTMENT COMPANIES – 7.1%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01%(10)(11)	187,561,382	$187,561
Total Investment Companies
(Cost $187,561)		187,561

Total Investments – 106.4%
(Cost $2,670,008)		2,805,787

Liabilities less Other Assets – (6.4)%		(169,609)
NET ASSETS – 100.0%		$2,636,178

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $4,958,000 or 0.2% of net assets. Additional information on the restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

AbbVie, Inc., 1.75%, 11/6/17	11/5/12	$264

AbbVie, Inc., 2.90%, 11/6/22	12/13/12	1,020

AbbVie, Inc., 4.40%, 11/6/42	11/5/12-1/7/13	426

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

ADT (The) Corp., 2.25%, 7/15/17	6/27/12	$150

ADT (The) Corp., 4.88%, 7/15/42	6/27/12	99

Broadcom Corp., 2.50%, 8/15/22	8/13/12	99

CareFusion Corp., 3.30%, 3/1/23	3/6/13	130

CC Holdings GS V LLC, 2.38%, 12/15/17	12/11/12	100

Eaton Corp., 1.50%, 11/2/17	11/14/12	215

Eaton Corp., 2.75%, 11/2/22	12/28/12-1/7/13	997

Freeport-McMoRan Copper & Gold, Inc., 2.38%, 3/15/18	2/28/13	245

Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43	2/28/13	144

ING US, Inc., 2.90%, 2/15/18	2/6/13	50

Lockheed Martin Corp., 4.07%, 12/15/42	3/15/07-2/28/08	296

Petroleos Mexicanos, 3.50%, 1/30/23	1/23/13	75

Zoetis, Inc., 1.88%, 2/1/18	1/16/13	40

Zoetis, Inc., 3.25%, 2/1/23	1/29/13	499

Zoetis, Inc., 4.70%, 2/1/43	1/16/13	40

(3)	Century bond maturing in 2111.
(4)	Century bond maturing in 2112.
(5)	When-Issued Security.
(6)	Zero coupon bond reflects effective yield on the date of purchase.
(7)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(8)	Security listed as “escrow” is considered to be worthless.
(9)	Issuer has defaulted on terms of debt obligation.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(11)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $321,455,000 with net sales of approximately $133,894,000 during the fiscal year ended March 31, 2013.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the quality distribution (unaudited) for the Bond Index Fund was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
U.S. Agency	25.0%
U.S. Treasury	41.2
AAA	3.5
AA	4.1
A	10.6
BBB	8.8
Not rated	0.1
Cash Equivalents	6.7

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Bond Index Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$ –	$57,122	(1)	$–	$57,122
Corporate Bonds	–	476,143	(1)	–	476,143
Foreign Issuer Bonds	–	206,578	(1)	–	206,578
U.S. Government Agencies	–	888,839	(1)	–	888,839
U.S. Government Obligations	–	966,194	(1)	–	966,194
Municipal Bonds	–	23,350	(1)	–	23,350
Investment Companies	187,561	–		–	187,561
Total Investments	$187,561	$2,618,226		$–	$2,805,787

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND(A)

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.6%

U.S. Treasury Bonds – 13.2%

8.75%, 8/15/20	$1,400	$2,141

6.88%, 8/15/25	300	455

6.00%, 2/15/26	275	392

6.50%, 11/15/26	75	112

6.38%, 8/15/27	115	171

6.13%, 11/15/27	375	547

5.25%, 11/15/28	175	237

5.25%, 2/15/29	225	305

6.25%, 5/15/30	275	415

5.38%, 2/15/31	300	417

4.50%, 2/15/36	350	445

4.75%, 2/15/37	175	230

5.00%, 5/15/37	100	136

4.38%, 2/15/38	300	375

3.50%, 2/15/39	550	598

4.25%, 5/15/39	600	737

4.50%, 8/15/39	325	415

4.38%, 11/15/39	650	815

4.63%, 2/15/40	350	456

4.38%, 5/15/40	675	846

3.88%, 8/15/40	650	752

4.75%, 2/15/41	525	697

4.38%, 5/15/41	450	565

3.75%, 8/15/41	450	509

3.13%, 11/15/41	800	805

3.13%, 2/15/42	800	804

3.00%, 5/15/42	800	783

2.75%, 8/15/42	850	789

2.75%, 11/15/42	1,025	950

3.13%, 2/15/43	600	601
		17,500

U.S. Treasury Notes – 86.4%

1.00%, 5/15/14	500	505

4.75%, 5/15/14	1,200	1,261

2.25%, 5/31/14	1,050	1,075

0.75%, 6/15/14	1,250	1,258

0.63%, 7/15/14	4,700	4,726

0.50%, 8/15/14	1,750	1,757

0.25%, 9/15/14	1,900	1,901

0.25%, 9/30/14	500	500

0.50%, 10/15/14	1,950	1,958

0.38%, 11/15/14	4,100	4,110

0.13%, 12/31/14	2,550	2,546

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.6% – continued

U.S. Treasury Notes – 86.4% – continued

0.25%, 1/31/15	$1,250	$1,250

4.00%, 2/15/15	2,150	2,300

0.25%, 2/28/15	750	750

2.38%, 2/28/15	1,100	1,145

0.38%, 3/15/15	1,450	1,453

0.25%, 3/31/15	1,600	1,600

2.50%, 3/31/15	1,500	1,567

0.25%, 5/15/15	1,700	1,699

2.13%, 5/31/15	1,250	1,300

1.75%, 7/31/15	1,550	1,603

0.25%, 8/15/15	2,500	2,497

4.25%, 8/15/15	1,000	1,094

1.25%, 9/30/15	3,875	3,966

1.38%, 11/30/15	2,000	2,055

0.38%, 1/15/16	2,050	2,052

2.00%, 1/31/16	1,850	1,936

0.38%, 2/15/16	750	750

0.38%, 3/15/16	1,250	1,251

2.25%, 3/31/16	1,450	1,532

3.25%, 6/30/16	1,250	1,364

1.50%, 7/31/16	1,900	1,967

4.88%, 8/15/16	900	1,034

1.00%, 8/31/16	1,250	1,273

3.00%, 8/31/16	300	326

1.00%, 9/30/16	1,625	1,655

3.00%, 9/30/16	1,200	1,305

1.00%, 10/31/16	250	255

3.13%, 10/31/16	1,200	1,313

2.75%, 11/30/16	1,100	1,190

0.88%, 12/31/16	600	608

3.13%, 1/31/17	1,300	1,428

4.63%, 2/15/17	500	578

3.00%, 2/28/17	1,250	1,369

1.00%, 3/31/17	1,300	1,323

0.63%, 5/31/17	1,250	1,252

2.75%, 5/31/17	950	1,034

2.50%, 6/30/17	950	1,025

0.50%, 7/31/17	1,700	1,690

2.38%, 7/31/17	1,600	1,719

0.63%, 8/31/17	1,200	1,199

0.63%, 11/30/17	1,150	1,146

0.88%, 1/31/18	1,250	1,258

3.50%, 2/15/18	650	736

0.75%, 2/28/18	500	500

(A)	Formerly the U.S. Treasury Index Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.6% – continued
U.S. Treasury Notes – 86.4% – continued

0.75%, 3/31/18	$800	$799

2.88%, 3/31/18	750	828

2.63%, 4/30/18	1,400	1,529

3.88%, 5/15/18	1,200	1,386

4.00%, 8/15/18	900	1,051

1.38%, 9/30/18	1,150	1,181

3.75%, 11/15/18	300	347

2.75%, 2/15/19	2,250	2,481

1.13%, 5/31/19	400	402

3.63%, 8/15/19	1,500	1,737

1.00%, 8/31/19	475	472

1.00%, 9/30/19	1,000	993

1.25%, 10/31/19	1,000	1,007

3.38%, 11/15/19	650	744

1.13%, 12/31/19	950	947

1.38%, 1/31/20	650	657

3.63%, 2/15/20	1,000	1,162

1.25%, 2/29/20	1,000	1,002

1.13%, 3/31/20	850	850

3.50%, 5/15/20	1,250	1,443

2.63%, 11/15/20	1,325	1,445

3.63%, 2/15/21	500	583

3.13%, 5/15/21	725	816

2.13%, 8/15/21	1,400	1,463

2.00%, 11/15/21	750	773

2.00%, 2/15/22	675	694

1.75%, 5/15/22	1,050	1,053

1.63%, 8/15/22	1,400	1,382

1.63%, 11/15/22	1,600	1,572

2.00%, 2/15/23	1,400	1,418
		114,161
Total U.S. Government Obligations
(Cost $127,951)		131,661

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.3%

Northern Institutional Funds–U.S. Government Portfolio, 0.01% (1)(2)	366,996	$367
Total Investment Companies
(Cost $367)		367

Total Investments – 99.9%
(Cost $128,318)		132,028

Other Assets less Liabilities – 0.1%		132
NET ASSETS – 100.0%		$132,160

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At November 30, 2012, the value of the Fund’s investment in the U.S. Government Portfolio of the Northern Institutional Funds was approximately $367,000 with zero net sales during the period ended March 31, 2013.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the quality distribution (unaudited) for the U.S. Treasury Index Fund was:

QUALITY DISTRIBUTION*	% OF LONG TERM INVESTMENTS
U.S. Treasury	99.7%
Cash Equivalents	0.3

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Portfolio will assign a rating of not rat3ed. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

(A)	Formerly the U.S. Treasury Index Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND(A) continued	MARCH 31, 2013

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Treasury Index Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Obligations	$–	$131,661	(1)	$–	$131,661
Investment Companies	367	–		–	367
Total Investments	$367	$131,661		$–	$132,028

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

(A)	Formerly the U.S. Treasury Index Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

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NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2013

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 47 Funds as of March 31, 2013, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, both of which are diversified portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Prior to November 17, 2012, the U.S. Treasury Index Fund operated as the U.S. Treasury Index Portfolio (the “Predecessor Fund”), an investment portfolio of the Northern Institutional Funds. The Predecessor Fund was authorized to issue three classes of shares: Class A, Class C and Class D. Each class was distinguished by the level of administrative, liaison and transfer agent services provided. Effective October 13, 2011, the Class C Share and Class D Share classes of the Predecessor Fund were closed to investment by new accounts. At the close of business on November 28, 2011, shareholders who held Class C Shares and Class D Shares of the Predecessor Fund had their shares automatically converted to Class A Shares of the same Predecessor Fund on the basis of the relative net asset value per share of the respective share classes as of the close of business on November 28, 2011. On November 16, 2012, the Predecessor Fund was reorganized into the U.S. Treasury Index Fund, pursuant to a Plan of Reorganization approved by the Predecessor Fund’s Board of Trustees on August 9, 2012 (the “Reorganization”). At the time of Reorganization, the Predecessor Fund transferred all of its assets to the U.S. Treasury Index Fund in exchange for shares of the U.S. Treasury Index Fund and the U.S. Treasury Index Fund’s assumption of all the liabilities of the Predecessor Fund. Upon closing of the Reorganization, holders of the Predecessor Fund’s Class A shares received shares of U.S. Treasury Index Fund. The Reorganization was tax-free.

Prior to the Reorganization, the U.S. Treasury Index Fund had no net assets or operations and therefore, activity shown in the Statements of Operations, Statements of Changes in Net Assets and Financial Highlights prior to the Reorganization represents the operations and changes in net assets of the Predecessor Fund. The cost basis of the investments transferred from the Predecessor Fund was carried forward to the Fund for accounting and tax purposes.

The U.S. Treasury Index Fund’s fiscal year end and tax year end changed from November 30 to March 31.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Short-term investments with a maturity of 60 days or less

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NOTES TO THE FINANCIAL STATEMENTS continued

are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “NTGI PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. The NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, the NTGI PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2013, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

C) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of

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MARCH 31, 2013

premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) FUND SECURITIES LOANED The Predecessor Fund participated in Northern Trust’s securities lending program and loaned a portion of its investment portfolio to securities lending borrowers (e.g. brokers approved by Northern Trust). Northern Trust received collateral for the Predecessor Fund, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the participating Predecessor Fund in connection with such loans. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Predecessor Fund held invested cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, an affiliated money market fund. Non-cash collateral was held in custody for the Predecessor Fund. The Predecessor Fund did not exercise effective control over the non-cash collateral received. The value of the collateral was monitored daily to ensure the value of such collateral met or exceeded the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral might have been subject to legal proceedings.

The Predecessor Fund earned income on portfolio securities loaned, and received compensation for lending its securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Predecessor Fund from securities lending was based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Predecessor Fund paid fees to Northern Trust for administering the securities lending program. The fees were typically based on a percentage of the revenue generated from the lending activities. Income from securities lending (net of fees) is disclosed as investment income in the Predecessor Fund’s Statement of Operations.

G) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Bond Index	Daily	Monthly
U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2013, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Bond Index	$5,933	$(5,933)

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2012 through the fiscal year end, the following Fund incurred net capital losses and/or net currency losses for which the Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Bond Index	$3,743

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012, and for the Predecessor Fund, for the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all

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NOTES TO THE FINANCIAL STATEMENTS continued

net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Funds as of March 31, 2013.

At March 31, 2013, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAIN (LOSSES)
Bond Index	$1,123	$1,946	$135,727
U.S. Treasury Index	35	954	3,672

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, for the Bond Index Fund was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$75,771	$12,285

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2012, for the Bond Index Fund was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$74,729	$4,483

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the four months ended March 31, 2013 for the U.S. Treasury Index Fund was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
U.S. Treasury Index	$ —	$987	$4,277

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2012 for the U.S. Treasury Index Fund was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
U.S. Treasury Index	$ —	$2,022	$2,761

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid by the Predecessor Fund during the fiscal year ended November 30, 2011 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Predecessor	$ —	$2,975	$2,357

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2013, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2010 through March 31, 2012 or November 30, 2010 through November 30, 2012 as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee

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FIXED INCOME INDEX FUNDS

MARCH 31, 2013

at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year or period ended March 31, 2013.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year or period ended March 31, 2013.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and the annual commitment fee on the unused portion of the credit line under the New Credit Facility is the same as those for the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At March 31, 2013, the Funds did not have any outstanding loans. The Funds did not have any borrowings or incur any interest expense for fiscal year or period ended March 31, 2013.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year or period ended March 31, 2013, the investment adviser contractually agreed to reimburse a portion of each Fund’s expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by administrator and/or adviser as a reduction to Total Expenses in the Statements of Operations. The contractual reimbursement arrangement is expected to continue until at least July 31, 2014. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by the investment adviser or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

The advisory fees for the Bond Index and U.S. Treasury Index Funds for the fiscal year or period ended March 31, 2013 were based on the following annual rates as set forth in the table below. The table below also sets forth the expense limitations for the fiscal year or period ended March 31, 2013 for the Funds.

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATION
Bond Index	0.15%	0.15%
U.S. Treasury Index	0.30%	0.15%

Prior to November 17, 2012, the investment adviser was entitled to advisory fees with respect to the Predecessor Fund and agreed to waive a portion of such fees at the annual rates set forth in the table below:

	ANNUAL ADVISORY FEE	LESS CONTRACTUAL WAIVER	ADVISORY FEE AFTER WAIVER
Predecessor Fund	0.30%	0.15%	0.15%

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets of the Funds. The transfer agent fees are reflected in the Funds’ Statements of Operations.

Prior to November 17, 2012, Northern Trust received a fee at an annual rate of 0.01 percent of the average daily net assets of the outstanding Class A shares of the Predecessor Fund as compensation for services rendered as transfer agent during fiscal year ended November 30, 2012. The transfer agent fees are reflected in the Fund’s Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS continued

For compensation as administrator, NTI is entitled to receive an administration fee, accrued daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The administration fees are reflected in each Fund’s Statement of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

NTI also acted as administrator to the Predecessor Fund and was entitled to an administration fee from the Predecessor Fund at the annual rate of 0.10 percent of the average daily net assets of the Predecessor Fund. Under the administration agreement with Northern Institutional Funds, NTI, as administrator, had agreed to reimburse expenses (including fees payable to NTI for its services as administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest, indemnification expenses, acquired fund fees and expenses, the Predecessor Fund’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum and other extraordinary expenses) that exceeded on an annualized basis 0.10 percent of the Predecessor Fund’s average daily net assets.

For the U.S. Treasury Index Fund, the expenses reimbursed during the fiscal year ended November 30, 2012, under such arrangements, are shown as Less expenses reimbursed by administrator and/or adviser in the accompanying Statements of Operations. The expense reimbursement was paid monthly by NTI as Administrator.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Bond Index and U.S. Treasury Index Funds currently invest uninvested cash in the Diversified Assets Portfolio or the U.S. Government Portfolio (the “Portfolios”) of Northern Institutional Funds, respectively, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Accordingly, each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio, or the U.S. Government Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by administrator and/or adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

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MARCH 31, 2013

7. INVESTMENT TRANSACTIONS

For the fiscal year or period ended March 31, 2013, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$2,608,393	$204,975	$2,476,843	$153,809
U.S. Treasury Index	29,486	—	34,347	—

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2013, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Bond Index	$139,079	$(3,352)	$135,727	$2,670,060
U.S. Treasury Index	3,815	(143)	3,672	128,356

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year or period ended March 31, 2013 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	68,727	$756,141	2,649	$29,051	(58,196)	$(639,217)	13,180	$145,975
U.S. Treasury Index	798	17,751	202	4,508	(1,053)	(23,490)	(53)	(1,231)

Transactions in capital shares for the fiscal year ended March 31, 2012 for the Bond Index Fund were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	88,675	$964,014	2,277	$24,738	(48,961)	$(529,970)	41,991	$458,782

Transactions in capital shares/Class A shares for the fiscal year ended November 30, 2012 for the U.S. Treasury Index Fund were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
U.S. Treasury Index	8,321	$193,695	183	$4,224	(8,361)	$(194,594)	143	$3,325

Transactions in Class A shares for the fiscal year ended November 30, 2011 for the Predecessor Fund were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	AUTOMATIC CONVERSION SHARES	AUTOMATIC CONVERSION VALUE	SHARES FROM REINVESTED DIVIDENDS	REINV ESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
U.S. Treasury Index	2,606	$58,480	—	$3	211	$4,669	(3,172)	$(70,359)	(355)	$(7,207)

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2013

Transactions in Class C shares for the fiscal year ended November 30, 2011 for the Predecessor Fund were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
U.S. Treasury Index	—	$—	—	$—	—	$(2)	—	$(2)

Transactions in Class D shares for the fiscal year ended November 30, 2011 for the Predecessor Fund were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINV ESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	AUTOMATIC CONVERSION SHARES	AUTOMATIC CONVERSION VALUE	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
U.S. Treasury Index	—	$1	—	$—	(2)	$(47)	—	$(3)	(2)	$(49)

9. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on a Fund’s financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of both of these requirements and the impacts they will have to the financial statement amounts and footnote disclosures, if any.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that, there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FIXED INCOME INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Bond Index Fund and U.S. Treasury Index Fund, two separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended of Bond Index Fund and the related statements of operations and changes in net assets and financial highlights for the period from December 1, 2012 to March 31, 2013 and for the year ended November 30, 2012 of U.S. Treasury Index Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The U.S. Treasury Index Fund’s statement of changes and financial highlights for the periods ended prior to November 30, 2012 were audited by other auditors whose report, dated January 19, 2012, expressed an unqualified opinion on this statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond Index Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the financial position of the U.S. Treasury Index Fund as of March 31, 2013 and the results of its operations, changes in its net assets, and financial highlights for the period from December 1, 2012 to March 31, 2013 and for the year ended November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2013

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TAX INFORMATION	MARCH 31, 2013 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2012, and hereby designated these long-term capital gain distributions as follows:

Fund	LONG-TERM CAPITAL GAIN 15%
Bond Index	$0.052414
U.S. Treasury Index	0.720526

FIXED INCOME INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FUND EXPENSES	MARCH 31, 2013 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/12 - 3/31/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 78), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.15%	$1,000.00	$999.30	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

U.S. TREASURY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.18%	$1,000.00	$996.00	$0.90
Hypothetical**	0.18%	$1,000.00	$1,024.03	$0.91

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365).

**	Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 69 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Lurie Children’s Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sandra Polk Guthman Age: 69 Trustee since 2000

•  Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 47 portfolios in the Northern Funds Complex — 39 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

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FIXED INCOME INDEX FUNDS

MARCH 31, 2013 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 75 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•  Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•  Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) from 2009 to 2012;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 55 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 73 Trustee since 2000 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 69 Trustee since 2007	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 56 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut since July 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

FIXED INCOME INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2013 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012, Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, Northern Trust Global Advisors, Inc. since 2012.

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2013 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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FIXED INCOME INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

INVESTMENT CONSIDERATIONS

BOND INDEX FUND1,2

U.S. TREASURY INDEX FUND1,2,3

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

3 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND

27	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

34	CALIFORNIA TAX-EXEMPT FUND

38	HIGH YIELD MUNICIPAL FUND

44	INTERMEDIATE TAX-EXEMPT FUND

58	SHORT-INTERMEDIATE TAX-EXEMPT FUND

87	TAX-EXEMPT FUND

96	ABBREVIATIONS AND OTHER INFORMATION

97	NOTES TO THE FINANCIAL STATEMENTS

104	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

105	TAX INFORMATION

106	FUND EXPENSES

108	TRUSTEES AND OFFICERS

115	INVESTMENT CONSIDERATIONS

116	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Funds.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Despite continued U.S. economic expansion and unemployment declines, the Federal Reserve initiated additional quantitative easing measures during the 12-month reporting period ended March 31, 2013 that featured open-ended purchases of longer-term debt. Concern over the sustainability of the recovery and doubts regarding the resolution of the European fiscal crisis resulted in a broad decline in interest rates. Over the reporting period, Treasury bonds rallied. Municipal bonds also posted gains but trailed their taxable counterparts, as the tax-exempt market absorbed a significant increase in supply, led by a surge in refundings of outstanding debt. In addition, the municipal yield curve flattened, with longer maturities outperforming shorter-term issues. For most of the period, tax-exempts experienced robust demand from a cross section of institutional and retail investors.

The Arizona Tax-Exempt Fund, with an average maturity of 11.5 years, posted a return of 5.63% for the reporting period. The Fund underperformed its benchmark, the Barclays Arizona Municipal Bond Index, which returned 5.96%, but outperformed the Fund’s Lipper peer group average, the Arizona Muni Debt category, which returned 5.31% for the period. Shareholders benefited from an active trading strategy, as we capitalized on market knowledge and inefficiencies. During the reporting period, we modestly increased the Fund’s duration, which enhanced total return. As the municipal yield curve flattened, the Fund’s “barbelled” maturity structure also benefited performance, as longer-dated securities were superior performers. Our preference for high-grade Arizona securities in the current uncertain economic environment detracted from returns, as differences in yield between higher and lower quality bonds continued to narrow. At the period end, the Fund had less than 2% of assets in BBB-rated bonds and no exposure to below-investment-grade credits. However, we seek to increase the Fund’s returns by adding lower coupon and shorter call issues that offer enhanced yield opportunities.

Going forward, we will pay close attention to the federal budget debate and its potential impact on valuations for tax-exempt bonds. At the state and local level, we plan to follow the progress of Arizona’s economy and its impact on the finances of municipal bond issuers. Lastly, we will track the technical condition of the in-state market as investors search for relief from higher federal and state taxes.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
ARIZONA TAX-EXEMPT	5.63%	6.02%	4.46%	5.27%

BARCLAYS ARIZONA MUNICIPAL BOND INDEX	5.96	6.36	5.02	5.60

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOAZX
INCEPTION DATE	10/01/99
NET ASSETS	$121 MILLION
NET ASSET VALUE	$11.03
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.95%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

In spite of continued U.S. economic expansion and unemployment declines, the Federal Reserve initiated additional quantitative easing measures during the 12-month reporting period ended March 31, 2013 that featured open-ended purchases of longer-term debt. Concern over the sustainability of the recovery and doubts regarding the resolution of the European fiscal crisis resulted in a broad decline in interest rates. Over the reporting period, Treasury bonds rallied. Municipal bonds also posted gains but trailed their taxable counterparts, as the tax-exempt market absorbed a significant increase in supply, led by a surge in refundings of outstanding debt. In addition, the municipal yield curve flattened, with longer maturities outperforming shorter-term issues. For most of the period, tax-exempts experienced robust demand from a cross section of institutional and retail investors.

The California Intermediate Tax-Exempt Fund, with an average maturity of 10.6 years, posted a return of 5.17% for the reporting period. The Fund outperformed its benchmark, the Barclays California Intermediate Municipal Bond Index, which returned 5.11%, and outperformed the Fund’s Lipper peer group average, the California Intermediate Muni Debt category, which returned 4.28% for the period. Shareholders benefited from an active trading strategy, as we capitalized on market knowledge and inefficiencies. During the period, we modestly increased the Fund’s duration, which enhanced total return. As the municipal yield curve flattened, the Fund’s “barbelled” maturity structure also benefited performance, as longer-dated securities were superior performers. Our preference for high-grade California securities in the current uncertain economic environment detracted from returns, as differences in yield between higher and lower quality bonds continued to narrow. At the period end, the Fund had less than 2% of assets in BBB-rated bonds and no exposure to below-investment-grade credits. However, we seek to increase the Fund’s returns by adding lower coupon and shorter call issues that offer enhanced yield opportunities.

Looking ahead, we will pay close attention to the federal budget debate and its potential impact on valuations for tax-exempt bonds. At the state and local level, we plan to follow the progress of California’s economy and its impact on the finances of municipal bond issuers. Lastly, we will track the technical condition of the in-state market as investors search for relief from higher federal and state taxes.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA INTERMEDIATE TAX-EXEMPT	5.17%	5.35%	4.00%	4.67%

BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	5.11	6.24	5.07	5.53

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NCITX
INCEPTION DATE	10/01/99
NET ASSETS	$412 MILLION
NET ASSET VALUE	$10.84
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.86%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Despite continued U.S. economic expansion and unemployment declines, the Federal Reserve initiated additional quantitative easing measures during the 12-month reporting period ended March 31, 2013 that featured open-ended purchases of longer-term debt. Concern over the sustainability of the recovery and doubts regarding the resolution of the European fiscal crisis resulted in a broad decline in interest rates. Over the reporting period, Treasury bonds rallied. Municipal bonds also posted gains but trailed their taxable counterparts, as the tax-exempt market absorbed a significant increase in supply, led by a surge in refundings of outstanding debt. In addition, the municipal yield curve flattened, with longer maturities outperforming shorter-term issues. For most of the period, tax-exempts experienced robust demand from a cross section of institutional and retail investors.

The California Tax-Exempt Fund, with an average maturity of 15.8 years, posted a return of 7.73% for the reporting period. The Fund outperformed its benchmark, the Barclays California Municipal Bond Index, which gained 6.20%, and performed in line with its Lipper peer group average, the California Muni Debt category, which returned 7.30% for the period. Shareholders benefited from an active trading strategy, as we capitalized on market knowledge and inefficiencies. During the period, we modestly increased the Fund’s duration, which enhanced total return. As the municipal yield curve flattened, the Fund’s “barbelled” maturity structure also benefited performance, as longer-dated securities were superior performers. Our preference for high-grade California securities in the current uncertain economic environment detracted from returns, as differences in yield between higher and lower quality bonds continued to narrow. At the period end, the Fund had no exposure to BBB-rated or below-investment-grade credits. However, we seek to increase the Fund’s returns by adding lower coupon and shorter call issues that offer enhanced yield opportunities.

Going forward, we will pay close attention to the federal budget debate and its potential impact on valuations for tax-exempt bonds. At the state and local level, we plan to follow the progress of California’s economy and its impact on the finances of municipal bond issuers. Lastly, we will track the technical condition of the in-state market as investors search for relief from higher federal and state taxes.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA TAX-EXEMPT	7.73%	7.25%	5.30%	5.91%

BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX	6.20	6.39	5.22	5.82

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NCATX
INCEPTION DATE	04/08/97
NET ASSETS	$164 MILLION
NET ASSET VALUE	$11.78
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.01%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets remained volatile in reaction to geopolitical and economic factors during the 12-month reporting period ended March 31, 2013. The economic slowdown in Europe, which resulted in part from the austerity programs of the region’s governments, contributed to weak growth in the United States, China, Brazil and India. The Federal Reserve did its part via increased policy accommodation designed to support the U.S. economy. Although U.S. Treasury rates ended lower than the beginning of the period, the low in interest rates was reached in mid-July.

The municipal bond market posted another period of robust gains, though with lower returns than the previous period’s stellar performance. Most of the strong performance was registered in the first half of the reporting period, with cash flowing into the market as investors’ search for income drove demand. As the reporting period progressed, the market’s fear of the “fiscal cliff” and possible changes to the tax-exemption for municipal bonds weighed heavily on market performance. While there has been a steady improvement in state finances, credit concerns arose due to highly publicized developments in some troubled municipalities. This, along with seasonally weak demand, resulted in outflows from the municipal market in the second half of the reporting period. Yields on municipal bonds ended the period lower as compared to where they stood a year earlier, though the low in yields was reached at the end of November. High-yield municipals outperformed investment-grade municipals.

The Fund returned 9.10% for the reporting period, outpacing the 8.34% return of its benchmark, the Barclays Municipal Bond 65-35 Investment Grade/High Yield Index. The top-performing sectors in the portfolio were tobacco, higher education and healthcare. We increased our holdings of BBB-rated credits during the period at the expense of higher-rated holdings, as we felt that lower-quality municipals would outperform. Our concentration in higher-coupon bonds helped performance in the second half of the period, as higher income cushioned the Fund from interest rate risk. However, the Fund’s more conservative stance and underweight in holdings rated below investment grade, including those in the tobacco sector, hampered relative performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD MUNICIPAL	9.10%	4.98%	4.22%	3.98%

BARCLAYS MUNICIPAL BOND 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	8.34	6.57	5.91	5.51
Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade bonds with a 65% weighting in the Barclays Municipal Bond Index and a 35% allocation to the Barclays Municipal Non-Investment Grade Bond Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGER

M. JANE MCCART With Northern Trust since 1998

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NHYMX
INCEPTION DATE	12/31/98
NET ASSETS	$327 MILLION
NET ASSET VALUE	$9.04
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.95%
NET EXPENSE RATIO	0.80%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2013, the U.S. Federal Reserve continued its “easy” monetary policy, with the federal funds rate targeted at 0.00% to 0.25%, along with a monthly bond purchase program. The domestic economy reflected moderate growth with low inflation, while global economic concerns remained. Combined, these factors created a bond-friendly scenario and interest rates declined.

In this environment, the Fund benefited by maintaining a modified duration between 4.75 and 5.25 years. The municipal yield curve flattened during the period, as yields of bonds with maturities longer than 10 years declined more than yields of shorter-term issues. The narrowing of the yield differential between higher- and lower-rated municipal securities during the period — a major event — caused the lowest rated investment-grade bonds to outperform higher-investment-grade securities. As an example, A-rated bonds returned 6.26% and BBB-rated bonds returned 6.53%, compared with returns of 3.70% and 4.79% for AAA and AA bonds, respectively. The Fund’s broad and “barbelled” maturity structure helped performance. Duration, yield curve and specific security selection also contributed to returns, and the Fund held 90% of portfolio assets in AAA and AA credits on average. For the reporting period, the Fund generated a return of 4.33%, slightly behind its benchmark, the Barclays Intermediate Municipal Bond Index, which returned 4.52%.

On a fundamental basis, the Fund maintains its high credit quality profile. In particular, the strong liquidity characteristics of higher-rated credits help us to take advantage of market volatility and tax-exempt market inefficiencies. Going forward, we will continue to focus on the macroeconomic rate environment, federal budget negotiations and seasonal supply/demand patterns within the tax-exempt market. Additionally, the Fund will continue its relative value management style as we seek to capitalize on market opportunities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERMEDIATE TAX-EXEMPT	4.33%	5.06%	4.09%	4.67%

BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX	4.52	6.03	4.96	5.70

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOITX
INCEPTION DATE	04/01/94
NET ASSETS	$2.5 BILLION
NET ASSET VALUE	$10.70
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.88%
NET EXPENSE RATIO	0.43%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2013, the U.S. Federal Reserve maintained an accommodative interest rate policy and for the first time tied future changes in short-term rates to specified inflation and unemployment targets. Improving economic conditions and the Federal Reserve’s commitment to accommodative policy induced investors to add risk to their portfolios. The Federal Reserve continued to purchase longer-dated Treasury and mortgage-backed securities, helping to support Treasury bond prices and flatten the yield curve.

While volatile throughout the reporting period, tax-exempt yields declined. Strong mutual fund inflows, improved state and municipal fiscal conditions, and declining new issuance supported the municipal market. In terms of the new-issue market, refinancing volume dominated, as municipal issuers sought to reduce their debt service costs. The tax-exempt yield curve also flattened as demand for longer-term credits outstripped supply. Investors continued to purchase lower-rated credits in their search for yield, which helped lower-rated bonds to outperform higher quality issues.

For the reporting period, the Short-Intermediate Tax-Exempt Fund returned 1.27%, compared with the 2.00% return of its benchmark, the Barclays Municipal 1-5 Year Blend Municipal Bond Index. During the period, we focused on high quality essential-service revenue and unlimited-tax general obligation securities. Our underweight to lower-rated securities and sectors perceived as higher risk detracted from relative performance as both of these areas outperformed. However, shareholders benefited from the Fund’s broader maturity profile relative to the benchmark as the municipal yield curve flattened. While we maintained a relatively neutral interest rate exposure through most of the period, we reduced duration toward the end of March in anticipation of an increase in municipal supply.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
SHORT-INTERMEDIATE TAX-EXEMPT	1.27%	1.88%	2.65%	3.01%

BARCLAYS 1-5 YEAR BLEND MUNICIPAL BOND INDEX	2.00	2.83	3.63	4.17

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGER

TIMOTHY P. BLAIR With Northern Trust since 1992

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NSITX
INCEPTION DATE	08/22/07
NET ASSETS	$1.2 BILLION
NET ASSET VALUE	$10.58
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.81%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Tax-Exempt Fund returned 5.85% during the 12-month reporting period ended March 31, 2013, compared with the 5.25% return of its benchmark, the Barclays Municipal Bond Index. Outperformance was derived from the Fund’s duration positioning and yield curve structure, as well as from our rigorous security selection process. The U.S. Federal Reserve continued its “easy” monetary policy, featuring $85 billion in monthly asset purchases. The U.S. economy displayed moderate growth with little inflation pressure, while global concerns remained.

In this environment, we positioned the Fund with a duration 10% longer than normal, which benefited performance as tax-exempt rates declined. In addition, the municipal yield curve flattened during the reporting period as demand from retail investors and institutional buyers combined to lower long-term interest rates more than shorter rates. The Fund’s broad and “barbelled” maturity structure helped performance. In addition, investor risk tolerance remains low to mixed. In this environment, our careful search for value in both the secondary and primary municipal markets added to returns. The Fund also maintained a substantially higher credit profile than the benchmark, as 85% of portfolio assets were in AAA and AA credits on average. The Fund also held fewer single -A and BBB bonds than the benchmark. Our overweight to higher quality issues detracted from relative performance as investors clamored for yield. However, the Fund’s high quality profile boosts its liquidity, which can be beneficial during volatile markets.

In the coming months we expect additional market volatility, stemming from the uncertain macroeconomic environment, the ongoing federal budget battles and seasonal tax-exempt supply/demand variations. Going forward, we will continue to utilize our relative value management style in an effort to capitalize on municipal market opportunities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TAX-EXEMPT	5.85%	6.14%	4.81%	5.50%

BARCLAYS MUNICIPAL BOND INDEX	5.25	6.10	5.01	5.91

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOTEX
INCEPTION DATE	04/01/94
NET ASSETS	$1.2 BILLION
NET ASSET VALUE	$10.95
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.87%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
ASSETS:
Investments, at cost	$111,015	(1)	$376,498
Investments, at value	$120,192	(3)	$398,789
Dividend income receivable	–		–
Interest income receivable	1,147		3,895
Receivable for securities sold	–		10,875
Receivable for fund shares sold	6		1,115
Receivable from investment adviser	11		33
Prepaid and other assets	1		1
Total Assets	121,357		414,708
LIABILITIES:
Cash overdraft	–		2,444
Payable for securities purchased	–		–
Payable for when-issued securities	380		–
Payable for fund shares redeemed	14		138
Distributions to shareholders	63		199
Payable to affiliates:
Investment advisory fees	13		43
Administration fees	4		12
Custody and accounting fees	2		3
Shareholder servicing fees	3		2
Transfer agent fees	2		8
Trustee fees	4		4
Accrued other liabilities	33		33
Total Liabilities	518		2,886
Net Assets	$120,839		$411,822
ANALYSIS OF NET ASSETS:
Capital stock	$111,364		$389,033
Accumulated undistributed net investment income (loss)	(10)		(4)
Accumulated undistributed net realized gain (loss)	308		502
Net unrealized appreciation	9,177		22,291
Net Assets	$120,839		$411,822
Shares Outstanding ($.0001 par value, unlimited authorization)	10,954		37,995
Net Asset Value, Redemption and Offering Price Per Share	$11.03		$10.84

(1)	Amounts include cost from the Tax-Exempt Portfolio of the Northern Institutional Funds of $1,006, $3,106, $325,779, $91,114 and $152,662, respectively.
(2)	Amounts include cost from the California Municipal Money Market Fund of the Northern Funds of $939.
(3)	Amounts include value from the Tax-Exempt Portfolio of the Northern Institutional Funds of $1,006, $3,106, $325,779, $91,114 and $152,662, respectively.
(4)	Amounts include value from the California Municipal Money Market Fund of the Northern Funds of $939.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND

$148,082	(2)	$282,597	(1)	$2,450,369	(1)	$1,133,217	(1)	$1,155,210	(1)
$160,909	(4)	$320,795	(3)	$2,537,513	(3)	$1,170,113	(3)	$1,214,733	(3)
–		–		3		1		2
1,365		4,887		22,758		12,151		11,420
1,825		1,046		8,067		–		23,377
186		1,004		2,330		4,290		315
18		11		216		79		97
1		1		4		1		2
164,304		327,744		2,570,891		1,186,635		1,249,946

–		–		–		–		–
–		–		2,931		527		–
–		–		27,073		5,687		71,310
14		75		2,025		1,569		3,205
81		241		804		285		537

17		41		261		113		124
5		9		73		34		34
2		3		11		6		6
32		10		215		10		46
3		6		49		22		23
4		4		10		4		8
33		34		97		55		55
191		423		33,549		8,312		75,348
$164,113		$327,321		$2,537,342		$1,178,323		$1,174,598

$149,036		$327,660		$2,440,109		$1,141,716		$1,103,930
(1)		–		(201)		(289)		(260)
2,251		(38,537)		10,290		–		11,405
12,827		38,198		87,144		36,896		59,523
$164,113		$327,321		$2,537,342		$1,178,323		$1,174,598
13,933		36,223		237,071		111,327		107,228
$11.78		$9.04		$10.70		$10.58		$10.95

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest income	$4,260	$12,300
Dividend income	–	1	(1)
Total Investment Income	4,260	12,301
EXPENSES:
Investment advisory fees	647	2,002
Administration fees	176	546
Custody and accounting fees	54	105
Transfer agent fees	118	364
Registration fees	23	20
Printing fees	6	39
Professional fees	32	32
Shareholder servicing fees	13	9
Trustee fees	10	10
Other	11	10
Total Expenses	1,090	3,137
Less expenses reimbursed by investment adviser	(561)	(1,502)
Net Expenses	529	1,635
Net Investment Income	3,731	10,666
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
Investments	874	4,581
Net change in unrealized appreciation (depreciation) on:
Investments	1,802	2,345
Net Gains (Losses)	2,676	6,926
Net Increase in Net Assets Resulting from Operations	$6,407	$17,592

(1)	Amounts include dividend income from the California Municipal Money Market Fund of the Northern Funds of $1 and $1, respectively.
(2)	Amounts include dividend income from the Tax-Exempt Portfolio of the Northern Institutional Funds of $30, $6 and $14, respectively.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2013

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$5,480		$19,464	$60,114		$21,865	$39,275
1	(1)	–	30	(2)	6 (2)	14 (2)
5,481		19,464	60,144		21,871	39,289

891		2,417	12,792		5,381	6,536
243		558	3,560		1,614	1,783
65		106	511		250	273
162		372	2,374		1,076	1,188
21		32	63		50	44
–		14	57		29	31
32		32	67		46	44
136		53	812		50	199
10		10	40		20	20
7		11	34		21	20
1,567		3,605	20,310		8,537	10,138
(841)		(630)	(10,051)		(3,717)	(4,848)
726		2,975	10,259		4,820	5,290
4,755		16,489	49,885		17,051	33,999

4,658		8,022	40,432		2,968	33,813

2,365		9,030	6,887		(6,335)	(438)
7,023		17,052	47,319		(3,367)	33,375
$11,778		$33,541	$97,204		$13,684	$67,374

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2013	2012	2013	2012
OPERATIONS:
Net investment income	$3,731	$3,677	$10,666	$10,178
Net realized gains	874	1,706	4,581	2,256
Net change in unrealized appreciation (depreciation)	1,802	7,113	2,345	18,705
Net Increase in Net Assets Resulting from Operations	6,407	12,496	17,592	31,139
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	2,997	6,883	64,007	33,615
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,997	6,883	64,007	33,615
DISTRIBUTIONS PAID:
From net investment income	(3,741)	(3,677)	(10,885)	(10,178)
From net realized gains	(1,440)	(404)	(4,283)	–
Total Distributions Paid	(5,181)	(4,081)	(15,168)	(10,178)
Total Increase (Decrease) in Net Assets	4,223	15,298	66,431	54,576
NET ASSETS:
Beginning of year	116,616	101,318	345,391	290,815
End of year	$120,839	$116,616	$411,822	$345,391
Accumulated Undistributed Net Investment Income (Loss)	$(10)	$ –	$(4)	$ –

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

$4,755	$4,340	$16,489	$30,443	$49,885	$46,639	$17,051	$19,071	$33,999	$34,285
4,658	4,817	8,022	12,640	40,432	36,089	2,968	407	33,813	22,100
2,365	10,391	9,030	64,373	6,887	98,479	(6,335)	23,231	(438)	68,544
11,778	19,548	33,541	107,456	97,204	181,207	13,684	42,709	67,374	124,929

12,218	20,761	(88,587)	(504,575)	244,868	472,459	72,316	(324,220)	17,489	130,901
12,218	20,761	(88,587)	(504,575)	244,868	472,459	72,316	(324,220)	17,489	130,901

(4,756)	(4,340)	(16,489)	(30,443)	(50,163)	(46,639)	(18,806)	(19,071)	(34,192)	(34,285)
(4,379)	(1,106)	–	–	(49,200)	(4,008)	(1,859)	–	(30,438)	–
(9,135)	(5,446)	(16,489)	(30,443)	(99,363)	(50,647)	(20,665)	(19,071)	(64,630)	(34,285)
14,861	34,863	(71,535)	(427,562)	242,709	603,019	65,335	(300,582)	20,233	221,545

149,252	114,389	398,856	826,418	2,294,633	1,691,614	1,112,988	1,413,570	1,154,365	932,820
$164,113	$149,252	$327,321	$398,856	$2,537,342	$2,294,633	$1,178,323	$1,112,988	$1,174,598	$1,154,365
$(1)	$ –	$ –	$ –	$(201)	$77	$(289)	$ –	$(260)	$(67)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$10.91		$10.08		$10.34		$9.92	$10.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35		0.36		0.36		0.38	0.40
Net realized and unrealized gains (losses)	0.26		0.87		(0.23)		0.42	(0.09)
Total from Investment Operations	0.61		1.23		0.13		0.80	0.31
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)		(0.36)		(0.36)		(0.38)	(0.40)
From net realized gains	(0.14)		(0.04)		(0.03)		–	–
Total Distributions Paid	(0.49)		(0.40)		(0.39)		(0.38)	(0.40)
Net Asset Value, End of Year	$11.03		$10.91		$10.08		$10.34	$9.92
Total Return(1)	5.63%		12.30%		1.23%		8.11%	3.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$120,839		$116,616		$101,318		$102,059	$84,461
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.67	%(2)	0.74	%(2)	0.75%	0.75%
Expenses, before reimbursements and credits	0.93%		0.94%		0.94%		0.93%	0.95%
Net investment income, net of reimbursements and credits	3.16	%(2)	3.34	%(2)	3.49	%(2)	3.66%	4.03%
Net investment income, before reimbursements and credits	2.68%		3.07%		3.29%		3.48%	3.83%
Portfolio Turnover Rate	34.54%		50.48%		48.37%		31.71%	47.59%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $2,000 and $7,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$10.74		$10.04		$10.15		$9.79	$9.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32		0.34		0.32		0.32	0.33
Net realized and unrealized gains (losses)	0.23		0.70		(0.07)		0.36	(0.15)
Total from Investment Operations	0.55		1.04		0.25		0.68	0.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.33)		(0.34)		(0.32)		(0.32)	(0.33)
From net realized gains	(0.12)		–		(0.04)		–	–
Total Distributions Paid	(0.45)		(0.34)		(0.36)		(0.32)	(0.33)
Net Asset Value, End of Year	$10.84		$10.74		$10.04		$10.15	$9.79
Total Return(1)	5.17%		10.56%		2.36%		7.01%	1.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$411,822		$345,391		$290,815		$265,784	$187,964
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.67	%(2)	0.74	%(2)(3)	0.75%	0.75%
Expenses, before reimbursements and credits	0.86%		0.85%		0.86%		0.86%	0.88%
Net investment income, net of reimbursements and credits	2.92	%(2)	3.20	%(2)	3.11	%(2)	3.17%	3.39%
Net investment income, before reimbursements and credits	2.51%		3.02%		2.99%		3.06%	3.26%
Portfolio Turnover Rate	55.59%		53.21%		54.12%		33.12%	30.72%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $3,000 and $16,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$11.57		$10.35		$10.80		$10.19	$10.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35		0.37		0.43		0.43	0.43
Net realized and unrealized gains (losses)	0.53		1.31		(0.27)		0.61	(0.32)
Total from Investment Operations	0.88		1.68		0.16		1.04	0.11
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)		(0.37)		(0.43)		(0.43)	(0.43)
From net realized gains	(0.32)		(0.09)		(0.18)		– (1)	–
Total Distributions Paid	(0.67)		(0.46)		(0.61)		(0.43)	(0.43)
Net Asset Value, End of Year	$11.78		$11.57		$10.35		$10.80	$10.19
Total Return(2)	7.73%		16.38%		1.44%		10.38%	1.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$164,113		$149,252		$114,389		$156,222	$135,296
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(3)	0.66	%(3)	0.74	%(3)(4)	0.75%	0.75%
Expenses, before reimbursements and credits	0.97%		0.99%		0.97%		0.93%	0.90%
Net investment income, net of reimbursements and credits	2.93	%(3)	3.25	%(3)	3.94	%(3)	4.06%	4.16%
Net investment income, before reimbursements and credits	2.41%		2.92%		3.71%		3.88%	4.01%
Portfolio Turnover Rate	145.22%		201.67%		144.16%		91.62%	53.88%

(1)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $3,000 and $8,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$8.66		$7.77		$8.10		$7.23	$8.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40		0.37		0.35		0.34	0.42
Net realized and unrealized gains (losses)	0.38		0.89		(0.33)		0.87	(1.66)
Total from Investment Operations	0.78		1.26		0.02		1.21	(1.24)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)		(0.37)		(0.35)		(0.34)	(0.42)
Total Distributions Paid	(0.40)		(0.37)		(0.35)		(0.34)	(0.42)
Net Asset Value, End of Year	$9.04		$8.66		$7.77		$8.10	$7.23
Total Return(1)	9.10%		16.57%		0.10%		16.90%	(14.29)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$327,321		$398,856		$826,418		$799,779	$330,393
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.80	%(2)	0.84	%(2)	0.84	%(2)	0.85%	0.85%
Expenses, before reimbursements and credits	0.97%		0.94%		0.94%		0.95%	0.96%
Net investment income, net of reimbursements and credits	4.42	%(2)	4.50	%(2)	4.25	%(2)	4.24%	5.12%
Net investment income, before reimbursements and credits	4.25%		4.40%		4.15%		4.14%	5.01%
Portfolio Turnover Rate	6.29%		9.19%		25.00%		12.45%	33.97%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $18,000 and $102,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$10.69		$9.95		$10.30		$10.01	$10.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.25		0.28		0.31	0.35
Net realized and unrealized gains (losses)	0.23		0.76		(0.18)		0.37	(0.04)
Total from Investment Operations	0.46		1.01		0.10		0.68	0.31
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)		(0.25)		(0.28)		(0.31)	(0.35)
From net realized gains	(0.22)		(0.02)		(0.17)		(0.08)	–
Total Distributions Paid	(0.45)		(0.27)		(0.45)		(0.39)	(0.35)
Net Asset Value, End of Year	$10.70		$10.69		$9.95		$10.30	$10.01
Total Return(1)	4.33%		10.26%		0.98%		6.94%	3.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,537,342		$2,294,633		$1,691,614		$1,646,105	$1,200,669
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.43	%(2)	0.64	%(2)	0.72	%(2)	0.75%	0.75%
Expenses, before reimbursements and credits	0.86%		0.85%		0.86%		0.86%	0.84%
Net investment income, net of reimbursements and credits	2.10	%(2)	2.40	%(2)	2.70	%(2)	2.98%	3.49%
Net investment income, before reimbursements and credits	1.67%		2.19%		2.56%		2.87%	3.40%
Portfolio Turnover Rate	109.82%		135.53%		105.88%		111.53%	135.72%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $170,000, $242,000 and $522,000, which represents 0.01, 0.01 and 0.03 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$10.65		$10.48		$10.49		$10.33	$10.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17		0.16		0.14		0.18	0.27
Net realized and unrealized gains (losses)	(0.03)		0.17		(0.01)		0.16	0.16
Total from Investment Operations	0.14		0.33		0.13		0.34	0.43
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)		(0.16)		(0.14)		(0.18)	(0.27)
From net realized gains	(0.02)		–		–	(1)	– (1)	–
Total Distributions Paid	(0.21)		(0.16)		(0.14)		(0.18)	(0.27)
Net Asset Value, End of Year	$10.58		$10.65		$10.48		$10.49	$10.33
Total Return(2)	1.27%		3.18%		1.21%		3.29%	4.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,178,323		$1,112,988		$1,413,570		$1,319,330	$736,270
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(3)	0.64	%(3)	0.66	%(3)	0.70%	0.70%
Expenses, before reimbursements and credits	0.79%		0.79%		0.79%		0.79%	0.80%
Net investment income, net of reimbursements and credits	1.58	%(3)	1.50	%(3)	1.28	%(3)	1.63%	2.63%
Net investment income, before reimbursements and credits	1.24%		1.35%		1.15%		1.54%	2.53%
Portfolio Turnover Rate	16.14%		16.47%		17.72%		10.07%	25.93%

(1)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $28,000, $117,000 and $547,000, which represents less than 0.005, 0.01 and 0.04 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$10.92		$9.95		$10.55		$10.03	$10.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32		0.36		0.39		0.40	0.40
Net realized and unrealized gains (losses)	0.31		0.97		(0.41)		0.53	(0.13)
Total from Investment Operations	0.63		1.33		(0.02)		0.93	0.27
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)		(0.36)		(0.39)		(0.40)	(0.40)
From net realized gains	(0.28)		–		(0.19)		(0.01)	–
Total Distributions Paid	(0.60)		(0.36)		(0.58)		(0.41)	(0.40)
Net Asset Value, End of Year	$10.95		$10.92		$9.95		$10.55	$10.03
Total Return(1)	5.85%		13.55%		(0.26)%		9.38%	2.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,174,598		$1,154,365		$932,820		$1,069,787	$891,908
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.66	%(2)	0.74	%(2)	0.75%	0.75%
Expenses, before reimbursements and credits	0.85%		0.85%		0.86%		0.85%	0.85%
Net investment income, net of reimbursements and credits	2.85	%(2)	3.40	%(2)	3.70	%(2)	3.83%	4.00%
Net investment income, before reimbursements and credits	2.45%		3.21%		3.58%		3.73%	3.90%
Portfolio Turnover Rate	167.86%		174.06%		116.83%		122.57%	166.83%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $63,000, $67,000 and $115,000, which represents 0.01, 0.01 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.6%

Arizona – 97.1%

Arizona Board of Regents University System Revenue Bonds, Series A, 5.00%, 6/1/21	$500	$592
3.25%, 6/1/29 (1)	390	380

Arizona Board of Regents University System Revenue Refunding Bonds, Series A, 5.00%, 7/1/37	1,000	1,135

Arizona State Health Facilities Authority Revenue Bonds, Series A, Banner Health, 4.00%, 1/1/43	3,000	2,939

Arizona State School Facilities Board COPS, 5.25%, 9/1/23	2,000	2,289

Arizona State Transportation Board Highway Revenue Bonds, Series B, 5.00%, 7/1/30	1,000	1,142

Arizona State Transportation Board Highway Revenue Bonds, Sub series A, 5.00%, 7/1/37	1,385	1,576

Arizona State Transportation Board Subordinated Highway Revenue Refunding Bonds, Series A, 5.00%, 7/1/18	3,000	3,598

Arizona State University COPS, Research Infrastructure Projects (AMBAC Insured), 5.00%, 9/1/30	2,000	2,095

Arizona State University System Revenue Refunding Bonds (AMBAC Insured), 5.00%, 7/1/27	1,450	1,571

Bullhead City Municipal Property Corp. Excise TRB (NATL-RE Insured), 5.00%, 7/1/23	1,000	1,079

Coconino & Yavapai Counties Joint Unified School District No. 9 G.O. Unlimited Bonds, Series B, School Improvement Project 2007 (Assured Guaranty Insured), 5.00%, 7/1/22	1,345	1,570

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 5.50%, 7/1/28	1,000	1,136

Gilbert Public Facilities Municipal Property Corp. Revenue Refunding Bonds, 4.00%, 7/1/19	1,915	2,169

Glendale Water & Sewer Revenue Bonds, Sub Lien (AGM Insured), 5.00%, 7/1/25	2,000	2,324

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.6% – continued

Arizona – 97.1% – continued

Glendale Water & Sewer Revenue Bonds, Sub Lien (AMBAC Insured), Prerefunded, 5.00%, 7/1/13	$1,000	$1,012

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, 6.00%, 7/1/31	1,000	1,176

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, Series A (NATL-RE Insured), 5.00%, 7/1/22	1,000	1,151

Goodyear Public Improvement Corp. Municipal Facilities Revenue Refunding Bonds, Series B, 3.00%, 7/1/18	1,165	1,237

Goodyear Water & Sewer Revenue Bonds, Sub Lien Obligations (AGM Insured), 5.25%, 7/1/31	1,000	1,129

Greater Development Authority Infrastructure Revenue Bonds, Series 2, Santa Cruz County Jail, 5.00%, 8/1/28	2,000	2,143
5.25%, 8/1/31	1,005	1,086

Marana Municipal Property Corp. Facilities Revenue Bonds, Series A, 5.25%, 7/1/23	1,970	2,320

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 5.00%, 7/1/20	510	620
3.00%, 7/1/22	2,000	2,126

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series B, School Improvement Project 2006, 4.50%, 7/1/21	1,190	1,354

Maricopa County Elementary School District No. 8 Osborn G.O. Limited Refunding Bonds (NATL-RE FGIC Insured), 4.70%, 7/1/14	1,000	1,043

Maricopa County Elementary School District No. 8 Osborn G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, 5.00%, 7/1/15	680	744

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Bonds, Series A, School Improvement, 4.00%, 7/1/26	500	545

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX -EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.6% – continued

Arizona – 97.1% – continued

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Refunding Bonds (AGM Insured), 5.25%, 7/1/18	$225	$272

5.25%, 7/1/20	1,000	1,246

Maricopa County School District No. 6 Washington Elementary G.O. Unlimited Bonds,Series B, 3.00%, 7/1/24	3,165	3,220

Maricopa County Unified School District No. 11 Peoria G.O. Limited Refunding Bonds, 5.00%, 7/1/21	2,300	2,804

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series D, School Improvement Project of 2005, 4.00%, 7/1/17	1,000	1,131

Maricopa County Unified School District No. 41 Gilbert G.O. Limited Refunding Bonds, 5.00%, 7/1/21	1,500	1,835

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2006, 5.00%, 7/1/27	1,000	1,131

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/23	175	205

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project 2010, 4.00%, 7/1/22	1,040	1,180

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project 2006 (AMBAC Insured), 5.00%, 7/1/27	500	557

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2002 (AGM Insured), 5.25%, 7/1/15	1,000	1,060

Mesa G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 5.00%, 7/1/18	150	179

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/23	1,000	1,229

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.6% – continued

Arizona – 97.1% – continued

Mesa Utility System Revenue Refunding Bonds (NATL-RE FGIC Insured), 5.00%, 7/1/18	$3,015	$3,589

5.00%, 7/1/19	1,510	1,824

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project 2006 (Assured Guaranty Insured), 5.50%, 7/1/21	1,000	1,225

5.00%, 7/1/23	1,000	1,189

Northern Arizona University Refunding COPS, 5.00%, 9/1/25	2,010	2,322

5.00%, 9/1/26	1,365	1,566

Northern University Research Projects COPS (AMBAC Insured), 5.00%, 9/1/26	400	417

Northern University Revenue Bonds (AGM Insured), 3.25%, 6/1/27	320	323

3.38%, 6/1/28	385	390

3.50%, 6/1/29	415	423

3.63%, 6/1/30	640	656

3.75%, 6/1/31	540	557

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series B (AMT), Senior Lien, 5.25%, 7/1/16	1,000	1,139

Phoenix Civic Improvement Corp. Airport Revenue Refunding Bonds (AMT), Senior Lien, 5.00%, 7/1/22	1,500	1,819

Phoenix Civic Improvement Corp. Wastewater System Revenue Bonds, Junior Lien (NATL-RE Insured), 5.00%, 7/1/29	1,010	1,063

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Senior Lien, 5.50%, 7/1/20	1,690	2,060

5.50%, 7/1/21	1,080	1,313

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/20	1,280	1,547

5.00%, 7/1/39	530	599

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.6% – continued

Arizona – 97.1% – continued

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Junior Lien, 3.00%, 7/1/20	$1,400	$1,531

Pima County Sewer Revenue Bonds, Series B, 5.00%, 7/1/25	1,000	1,166

Pima County Sewer System Revenue Bonds, Series A, 5.00%, 7/1/20	500	606

Pima County Sewer System Revenue Bonds(AGM Insured), 5.00%, 7/1/23	1,350	1,603

Pima County Street & Highway Revenue Bonds, 4.00%, 7/1/22	1,970	2,204

Pima County Unified School District No. 1 Tucson G.O. Unlimited Refunding Bonds, 5.00%, 7/1/21	1,000	1,229

Pima County Unified School District No. 6 Marana G.O. Unlimited Bonds, Series B, School Improvement Project of 2010 (AGM Insured), 5.25%, 7/1/25	1,000	1,174

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,000	1,240

Prescott Valley Municipal Property Corp. Facilities Revenue Refunding Bonds, 5.00%, 1/1/24	1,835	2,115

Rio Nuevo Multi-purpose Facilities District Excise TRB, Sub Lien (Assured Guaranty Insured), 5.25%, 7/15/16	1,000	1,126

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Series A, 5.00%, 1/1/37	1,000	1,085

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/30	2,675	3,330

5.00%, 7/1/34	1,480	1,864

Tempe G.O. Unlimited Bonds, 5.00%, 7/1/21	795	898

Tucson Airport Authority, Inc. Revenue Bonds (AMT), Sub Lien (NATL-RE Insured), 5.00%, 12/1/23	1,135	1,262

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.6% – continued

Arizona – 97.1% – continued

Tucson COPS (Assured Guaranty Insured), 5.00%, 7/1/26	$1,000	$1,122

5.00%, 7/1/29	1,000	1,107

Tucson Refunding COPS (AGM Insured), 4.00%, 7/1/21	1,885	2,081

Tucson Water System Revenue Bonds, 5.00%, 7/1/25	1,825	2,143

Tucson Water System Revenue Bonds, Series 2005-B (AGM Insured), 5.00%, 7/1/25	1,590	1,831

Yuma County Library District G.O. Unlimited Bonds (XLCA Insured), 5.00%, 7/1/23	1,000	1,137

5.00%, 7/1/28	1,945	2,158
		117,363

Puerto Rico – 1.5%

Puerto Rico Public Finance Corp. Commonwealth Appropriation Revenue Bonds, Series E (AMBAC Insured), Prerefunded, Escrowed to Maturity, 5.50%, 8/1/27	1,350	1,823
Total Municipal Bonds
(Cost $110,009)		119,186

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.9%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01%(2)(3)	1,006,388	$1,006
Total Investment Companies
(Cost $1,006)		1,006

Total Investments – 99.5%
(Cost $111,015)		120,192

Other Assets less Liabilities – 0.5%		647
NET ASSETS – 100.0%		$120,839

(1)	When-Issued Security.
(2)	At March 31, 2012, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $4,660,000 with net sales of approximately $3,654,000 during the fiscal year ended March 31, 2013.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2013

Percentages shown are based on Net Assets. The classification shown on the schedule of investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Arizona Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	6.3%
General	22.1
General Obligation	5.9
Higher Education	8.2
School District	21.6
Transportation	7.1
Utilities	6.8
Water	14.3
All other sectors less than 5%	7.7

Total	100.0%

At March 31, 2013, the credit quality distribution (unaudited) for the Arizona Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	7.4%
AA	66.0
A	24.3
BB	1.5
Cash and Equivalents	0.8

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Arizona Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$ –	$119,186	(1)	$–	$119,186
Investment Companies	1,006	–		–	1,006
Total Investments	$1,006	$119,186		$–	$120,192

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8%

California – 96.3%

Bay Area Government Association Infrastructure Financing Authority Revenue Bonds, State Payment Acceleration Notes (NATL-RE FGIC Insured), 5.00%, 8/1/17	$2,630	$2,790

5.00%, 8/1/17	485	487

Bay Area Toll Authority San Francisco Toll Bridge Revenue Bonds, 5.00%, 4/1/26	5,000	5,956

Brentwood Union School District G.O. Unlimited Refunding Bonds, 3.38%, 8/1/25	1,000	1,021

Cabrillo Community College District G.O. Unlimited Bonds, Series A, Partially Prerefunded (NATL-RE Insured), 5.00%, 8/1/27	1,500	1,580

California State Department of Water Resources Supply Revenue Bonds, Series L, 5.00%, 5/1/19	5,000	6,101

California State Department of Water Resources System Center Valley Project Revenue Bonds, Series AM, 5.00%, 12/1/24	3,000	3,776

California State Department of Water Resources System Revenue Bonds, Series AM, Center Valley Project, 5.00%, 12/1/22	6,500	8,293

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/19	5,000	6,103

California State G.O. Unlimited Bonds, Partially Prerefunded, 5.00%, 2/1/24	2,000	2,031

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance (FGIC Insured), 5.38%, 6/1/26	2,255	2,274

California State G.O. Unlimited Bonds, Unrefunded Balance (NATL-RE FGIC Insured), 4.75%, 2/1/19	85	85

California State G.O. Unlimited Refunding Bonds, 4.50%, 10/1/29	2,000	2,128

California State Health Facilities Financing Authority Revenue Bonds, Series A, Memorial Health Services, 4.00%, 10/1/21	1,000	1,158

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8% – continued

California – 96.3% – continued

California State Health Facilities Financing Authority Revenue Bonds, Series A, Scripps Health, 5.00%, 11/15/27	$400	$463

5.00%, 11/15/28	375	432

5.00%, 11/15/29	400	456

California State Health Facilities Financing Authority Revenue Bonds, Series B, Lucile Packard Childrens Hospital, 5.00%, 8/15/27	360	421

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Broad Museum Project, 5.00%, 6/1/21	9,610	11,923

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	1,000	1,004

California State Public Works Board Lease Revenue Bonds, Series D, Department of Justice, 5.25%, 11/1/16	1,000	1,004

California State Public Works Board Lease Revenue Bonds, Series D, Judicial Council Projects, 4.25%, 12/1/20	1,000	1,162

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Department of Corrections State Prisons (AMBAC Insured), 5.25%, 12/1/13	615	636

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Trustees California State University, 5.25%, 10/1/14	3,545	3,560

California State Public Works Board Lease Revenue Refunding Bonds, Series H, Department of Corrections & Rehabilitation, 5.00%, 6/1/19	2,000	2,178

California State Public Works Board Lease Revenue Refunding Bonds, Series J, Department of Corrections & Rehabilitation (AMBAC Insured), 5.00%, 1/1/19	1,300	1,426

California State School Cash Reserve Program Authority Revenue Notes, Series BB, 2.00%, 10/1/13	2,500	2,520

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8% – continued

California – 96.3% – continued

California State University Systemwide Revenue Bonds, Series C (NATL-RE Insured), 5.00%, 11/1/28	$1,175	$1,281

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 9/1/18	2,980	3,580
5.00%, 10/1/18	500	602
5.50%, 4/1/19	1,000	1,233
5.00%, 9/1/19	4,720	5,736
5.00%, 10/1/19	2,990	3,640
5.00%, 9/1/20	1,690	2,064
5.00%, 10/1/20	6,000	7,337
5.50%, 4/1/21	2,000	2,455
4.75%, 6/1/22	2,500	2,678
5.25%, 3/1/30	1,500	1,756
5.00%, 8/1/33	1,100	1,182
5.00%, 8/1/35	3,225	3,467
5.00%, 2/1/38	5,000	5,536

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 9/1/23	5,000	6,050
5.00%, 9/1/30	3,395	3,817

Carlsbad Unified School District G.O. Unlimited CABS, 3.79%, 5/1/19 (1)	1,250	1,106

Chabot-Las Positas Community College District G.O. Unlimited Refunding Bonds, 2016 Crossover, 3.13%, 8/1/28	5,000	4,769

Contra Costa Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/21	1,250	1,575
3.00%, 8/1/28	2,000	1,943

Contra Costa County Home Mortgage Revenue Bonds, GNMA Mortgage Backed Securities Program (Collateralized by GNMA), Escrowed to Maturity, 7.50%, 5/1/14	1,000	1,079

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B, 4.00%, 6/1/21	10,000	11,767

Eastern Municipal District Water & Sewer COPS, Series H, 5.00%, 7/1/33	2,000	2,249

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8% – continued

California – 96.3% – continued

El Camino Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2002, 3.03%, 8/1/23 (1)	$9,940	$7,245

El Dorado Irrigation District COPS, Series A (Assured Guaranty Insured), 4.00%, 8/1/18	1,915	2,152
6.25%, 8/1/29	3,500	3,733

Escondido Revenue COPS (AMBAC Insured), 4.00%, 9/1/17	500	550

Foothill Eastern Transportation Corridor Agency Toll Road Capital Appreciation Revenue Bonds, Series A, Senior Lien, Escrowed to Maturity, 3.25%, 1/1/20 (1)	2,150	1,937

Fremont Unified School District Alameda County G.O. Unlimited Refunding Bonds, 4.25%, 8/1/25	2,000	2,289

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election 2008, 5.38%, 8/1/44	1,500	1,749

Gilroy Unified School District G.O. Unlimited BANS, Escrowed to Maturity, 5.00%, 4/1/13	285	285

Gilroy Unified School District G.O. Unlimited BANS, Unrefunded Balance, 5.00%, 4/1/13	1,715	1,716

Glendale Electric Works Revenue Refunding Bonds, 5.00%, 2/1/25	1,265	1,529

Golden State Tobacco Securitization Corp. Tobacco Settlement Enhanced Asset Backed Revenue Bonds, Series A (AMBAC Insured), 5.00%, 6/1/21	3,000	3,017

Golden State Tobacco Securitization Corp. Tobacco Settlement Enhanced Asset Backed Revenue Bonds, Series B (AMBAC Insured), Prerefunded, 5.00%, 6/1/13	2,500	2,521

Huntington Beach Union High School District G.O. Unlimited Refunding Bonds, 3.00%, 8/1/29	2,000	1,937

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8% - continued

California – 96.3% – continued

Lodi Public Financing Authority Wastewater Revenue Refunding Bonds, Series A, 4.00%, 10/1/20	$400	$450
4.00%, 10/1/21	730	818

Long Beach Community College District G.O. Unlimited Bonds, Series B, Election 2008, 3.00%, 8/1/32	1,500	1,379

Long Beach Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.00%, 8/1/20	1,075	1,298

Los Altos School District G.O. Unlimited Refunding Bonds (AMBAC Insured), Prerefunded, 5.00%, 8/1/16	840	966

Los Altos School District G.O. Unlimited Refunding Bonds, Unrefunded Balance (AMBAC Insured), 5.00%, 8/1/19	1,160	1,301

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Multiple Capital Projects II, 5.00%, 8/1/21	500	608

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.25%, 5/15/29	5,000	5,829

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series C (NATL-RE Insured), 5.00%, 7/1/29	1,000	1,051

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 9/1/14	5,000	5,335

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/1/19	1,500	1,808

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, Election of 1997 (FGIC Insured), Prerefunded, 5.00%, 7/1/13	545	552

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A, 2.00%, 7/1/21	2,000	1,996

Los Angeles Unified School District Refunding COP, Series A, Headquarters Building Projects, 5.00%, 10/1/20	1,500	1,775

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8% – continued

California – 96.3% – continued
5.00%, 10/1/21	$3,820	$4,528

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured), 6.00%, 6/1/21	1,185	1,572

Los Angeles Wastewater System Revenue Refunding Bonds, Subseries C, 5.00%, 6/1/23	1,935	2,403

Marin Community College District G.O. Unlimted Bonds, Series D, Election 2004, 3.00%, 8/1/30	5,045	4,840

Marin County COPS, 3.00%, 8/1/21	1,595	1,712
4.00%, 8/1/23	1,140	1,268

Metropolitan Water District of Southern California State Authorization Revenue Bonds, Series B-2 (NATL-RE FGIC Insured), Prerefunded, 5.00%, 10/1/13	2,000	2,049

Midpeninsula Regional Open Space District Revenue Bonds, 5.25%, 9/1/34	2,000	2,221

Modesto Irrigation District Electric Revenue Refunding Bonds, Series A, 4.00%, 7/1/19	1,230	1,403
4.00%, 7/1/20	885	1,010
5.00%, 7/1/20	500	605
5.00%, 7/1/21	750	914

Modesto Wastewater Revenue Refunding Bonds, Series A (AGM Insured), 5.25%, 11/1/18	1,000	1,118

Mojave Water Agency COPS, Series A, 5.00%, 6/1/20	355	422
5.00%, 6/1/23	665	766

Morgan Hill Unified School District G.O. Unlimited Bonds, Series A, Election of 2012, 4.00%, 8/1/42	5,000	5,008

Mountain View-Whisman School District G.O. Unlimited Bonds, Series A, Election of 2012, 4.00%, 9/1/33	1,800	1,899

Northern California Power Agency Revenue Bonds, Series A, 5.00%, 7/1/18	1,500	1,785

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8% – continued

California – 96.3% – continued

Orange County Water District COPS, Series B (NATL-RE Insured), Prerefunded, 5.38%, 8/15/13	$1,000	$1,020

Pasadena Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 11/1/18	2,500	2,826
5.00%, 11/1/19	2,275	2,582

Placentia-Yorba Linda Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/24	1,150	1,392

Poway Unified School District No. 07-1 Improvement G.O. Unlimited Bonds, Election 2008, Series A, 3.81%, 8/1/20 (1)	3,280	2,738

Redlands Unified School District G.O. Unlimited Bonds, Election of 2008 (AGM Insured), 5.00%, 7/1/28	150	165
5.00%, 7/1/29	1,000	1,100

Rescue Union School District COPS (Assured Guaranty Insured), Escrowed to Maturity, 4.38%, 10/1/13	2,775	2,834

Ross Elementary School District G.O. Unlimited Bonds, Election 2006 (NATL-RE Insured), 5.25%, 8/1/27	455	486

Sacramento County Airport System Revenue Bonds, Senior Series B, 5.00%, 7/1/18	200	234

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,500	1,682

Sacramento Municipal Utility District Revenue Bonds, Series U (AGM Insured), 5.00%, 8/15/19	1,000	1,198
5.00%, 8/15/25	2,000	2,304

Sacramento Municipal Utility District Revenue Refunding Bonds, Series X, 5.00%, 8/15/20	1,950	2,380

Sacramento Water Revenue Bonds, 5.00%, 9/1/38	7,500	8,567

San Diego County Regional Airport Authority Revenue Bonds, Senior Series B (AMT), 5.00%, 7/1/21	600	719
5.00%, 7/1/22	550	659

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8% – continued

California – 96.3% – continued

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Series A, Master Refunding Project, 4.00%, 3/1/19	$1,150	$1,275
4.25%, 3/1/20	1,130	1,275

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, 4.00%, 5/15/20	1,495	1,713

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Senior Series B, 5.00%, 5/15/20	5,000	6,066

San Diego Regional Building Authority Revenue Bonds, Series A, County Operations Center & Annex Project, 4.00%, 2/1/19	3,615	4,088

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election 1998 (AGM Insured), 5.50%, 7/1/27	1,500	1,922

San Francisco City & County Airports Commission Revenue Refunding Bonds, Second Series C (FSA Insured), 4.00%, 5/1/18	1,875	2,150

San Francisco City & County G.O. Unlimited Refunding Bonds, Series R1, 5.00%, 6/15/20	3,000	3,722

San Francisco City & County International Airports Commission Revenue Refunding Bonds, Second Series D, 3.25%, 5/1/26	7,440	7,483
3.38%, 5/1/27	1,475	1,491

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Subseries A, 5.00%, 11/1/20	2,000	2,477

San Francisco City & County Unified School District G.O. Unlimited Bonds, Series A, 4.00%, 6/15/28	500	528

San Francisco City & County Unified School District Property G.O. Unlimited Bonds, Series E, Election 2006, 5.00%, 6/15/22	2,615	3,193

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.75%, 3/1/28	2,000	2,420

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8% – continued

California – 96.3% – continued

San Joaquin Hills Transportation Corridor Agency Capital Appreciation Revenue Bonds, Senior Lien, Escrowed to Maturity, 3.32%, 1/1/23 (1)	$5,000	$4,015
2.15%, 1/1/25 (1)	3,500	2,583

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, 5.00%, 8/1/23	1,000	1,220
5.00%, 8/1/26	1,270	1,544

San Mateo County Transit District Tax Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	3,785	4,075

San Mateo Union High School District G.O. Unlimited Capital Appreciation BANS, 1.30%, 2/15/15 (1)	1,000	991

San Ramon Valley Unified School District G.O. Unlimited Refunding Bonds, 4.00%, 8/1/20	1,000	1,182

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.50%, 8/1/30	2,000	2,309

Santa Clara Unified School District G.O. Unlimited Bonds, Election 2004 (AGM Insured), Prerefunded, 4.38%, 7/1/13	3,385	3,455

Santa Clara Unified School District G.O. Unlimited Bonds, Election 2010, 3.00%, 7/1/20	1,000	1,103
4.50%, 7/1/32	2,000	2,190

Santa Clara Unified School District G.O. Unlimited Bonds, Series A, Election 2004, 5.00%, 7/1/29	1,500	1,720
5.00%, 7/1/30	4,040	4,617
5.00%, 7/1/34	1,000	1,127

Santa Clara Valley Water District Refunding & Improvement COP, Series A, 4.00%, 2/1/21	1,500	1,758

Santa Rosa Wastewater Revenue Bonds, Series A (AGM Insured), 5.25%, 9/1/27	1,255	1,421

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8% – continued

California – 96.3% – continued

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election 2008, 6.00%, 7/1/43	$2,000	$2,444

Sequoia Union High School District G.O. Unlimited Refunding Bonds, 3.00%, 7/1/29	1,575	1,493

South Orange County Public Financing Authority Special Tax Refunding Bonds, Series A, Foothill Area (NATL-RE FGIC Insured), 5.25%, 8/15/14	1,295	1,374
5.25%, 8/15/18	2,500	2,662

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Phase, 5.25%, 7/1/23	3,075	3,764

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Project 1, 5.00%, 7/1/24	1,240	1,503

Southern California Public Power Authority Revenue Bonds, Series A, 5.00%, 7/1/29	1,765	2,032

Southern California Public Power Authority Revenue Bonds, Series A, Linden Wind Energy, 5.00%, 7/1/30	2,025	2,330

Southern California Public Power Authority Revenue Bonds, Windy Point/Windy Flats Project 1, 5.00%, 7/1/30	2,500	2,877

Southern California State Public Power Authority Capital Appreciation Subordinate Revenue Refunding Bonds, Southern Transmission Project, 3.77%, 7/1/14 (1)	1,000	992

University of California Revenue Bonds, Series C (NATL-RE Insured), Prerefunded, 4.75%, 5/15/13	5,000	5,079
4.75%, 5/15/13	2,850	2,895

University of California Revenue Bonds, Series F (AGM Insured), Prerefunded, 4.75%, 5/15/13	200	203

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.25%, 8/1/27	2,125	2,451

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.8% – continued

California – 96.3% – continued

Ventura County Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2002, 4.25%, 8/1/17 (1)	$1,615	$1,512
4.28%, 8/1/18 (1)	1,635	1,488

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	1,000	1,173

West Valley-Mission Community College District Capital Appreciation G.O. Unlimited Bonds, Series B, 3.43%, 8/1/16 (1)	1,115	1,084

West Valley-Mission Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/24	3,180	3,920

Western Riverside County Trust & Wastewater Finance Authority Revenue Bonds, Western Municipal Water District Improvement Project (Assured Guaranty Insured), 5.13%, 9/1/29	1,645	1,829

Westlands Water District Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/23	1,500	1,826

William S Hart Union High School District G.O. Unlimited Bonds, Series C, Election 2008, 4.00%, 8/1/27	1,400	1,504
4.00%, 8/1/38	3,000	3,043
		396,696

Puerto Rico – 0.5%

Puerto Rico Public Finance Corp. Revenue Bonds, Series E, Commonwealth Appropriation (AMBAC Insured), Escrowed to Maturity, 5.50%, 8/1/27	1,550	2,093
Total Municipal Bonds
(Cost $376,498)		398,789

Total Investments – 96.8%
(Cost $376,498)		398,789

Other Assets less Liabilities – 3.2%		13,033
NET ASSETS – 100.0%		$411,822

(1)	Zero coupon bond reflects effective yield on the date of purchase.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the California Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	5.0%
General	7.6
General Obligation	22.4
Higher Education	7.1
Power	6.8
School District	18.1
Water	14.3
All other sectors less than 5%	18.7

Total	100.0%

At March 31, 2013, the credit quality distribution (unaudited) for the California Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	3.0%
AA	59.0
A	36.1
BB	0.5
SP1+/MIG1	0.3
SP1/MIG1	1.1

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$–	$398,789	(1)	$–	$398,789
Total Investments	$–	$398,789		$–	$398,789

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.3%

California – 87.5%

Alameda County Water District Financing Authority System Revenue Refunding Bonds, 3.25%, 6/1/33	$1,050	$1,041

Alhambra Unified School District Elementary Schools Improvement G.O. Unlimited Bonds, Series A, Election 2008 (Assured Guaranty Insured), 5.50%, 8/1/33	1,000	1,139

Brentwood Infrastructure Financing Authority Water Revenue Bonds, 5.75%, 7/1/38	3,595	4,024

Burlingame Financing Authority Storm Drainage Revenue Bonds, 3.00%, 7/1/32	500	449

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Partially Prerefunded, 5.00%, 8/1/27	1,500	1,580

California State Department of Water Resources System Revenue Bonds, Series AM, Center Valley Project, 5.00%, 12/1/21	4,000	5,076

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	5,000	6,106
4.50%, 10/1/29	2,000	2,128

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	250	251

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Broad Museum Project, 5.00%, 6/1/21	5,000	6,203

California State Public Works Board Lease Revenue Bonds, Series A, Department of General Services-Buildings 8 & 9, 6.00%, 4/1/25	1,400	1,700

California State Public Works Board Lease Revenue Refunding Bonds, Series B, Various Community College Project (AMBAC Insured), 5.63%, 3/1/16	940	944

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/20	5,000	6,114
5.25%, 3/1/30	3,500	4,096
5.00%, 8/1/35	1,000	1,075
5.00%, 2/1/38	5,000	5,536

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.3% – continued

California – 87.5% – continued

Chabot-Las Positas Community College District G.O. Unlimited Bonds, Series B, Election 2004 (AMBAC Insured), 5.00%, 8/1/30	$850	$953

Chabot-Las Positas Community College District G.O. Unlimited Refunding Bonds, 2016 Crossover, 3.13%, 8/1/29	3,000	2,832
3.25%, 8/1/31	1,850	1,759

Contra Costa Community College District G.O. Unlimited Refunding Bonds, 3.00%, 8/1/28	300	291

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C, Election 2006 (AGM Insured), 5.50%, 8/1/39	500	584

Cupertino Union School District G.O. Unlimited Bonds, Series A, 3.13%, 8/1/30	780	761

El Dorado Irrigation District COPS, Series A (Assured Guaranty Insured), 6.25%, 8/1/29	1,500	1,600

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election 2008, 5.38%, 8/1/44	3,500	4,081

Glendale Electric Works Revenue Refunding Bonds, 5.00%, 2/1/27	1,395	1,647

Golden State Tobacco Securitization Corp. Settlement Enhanced Asset Backed Revenue Bonds, Series A (AMBAC Insured), 5.00%, 6/1/21	2,000	2,011

Huntington Beach Union High School District G.O. Unlimited Bonds, Election 2004 (AGM Insured), Prerefunded, 5.00%, 8/1/14	750	798

Long Beach Community College District G.O. Unlimited Bonds, Series B, Election 2008, 3.00%, 8/1/32	855	786

Los Angeles Department of International Airports Senior Revenue Bonds (AMT), Series A, Private Activity, 5.00%, 5/15/29	2,000	2,286

Los Angeles Department of Waterworks & Power Revenue Bonds, Series B, 5.00%, 7/1/20	4,000	4,871

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.3% – continued

California – 87.5% – continued

Los Angeles Harbor Department Revenue Bonds, Escrowed to Maturity, 7.60%, 10/1/18	$25	$30

Los Angeles Municipal Improvement Corp. Lease Real Property Revenue Bonds, Series E, 4.63%, 9/1/20	550	632

Marin Community College District G.O. Unlimited Bonds, Series D, Election 2004, 3.00%, 8/1/30	1,900	1,823
3.00%, 8/1/31	1,455	1,384

Marin County COPS, 4.25%, 8/1/34	1,575	1,663

Midpeninsula Regional Open Space District Revenue Bonds, 5.25%, 9/1/34	600	666
5.50%, 9/1/41	2,500	2,800
Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	1,500	1,759
6.00%, 10/1/39	2,000	2,328

Morgan Hill Unified School District G.O. Unlimited Bonds, Series A, Election of 2012, 3.25%, 8/1/33	1,060	1,002
4.00%, 8/1/42	1,000	1,002

Newport Mesa Unified School District G.O. Unlimited CABS, Election 2005, 3.42%, 8/1/33 (1)	10,000	4,217

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (Assured Guaranty Insured), 1.73%, 8/1/38 (1)	5,000	4,336

Placentia-Yorba Linda Unified School District G.O. Unlimited Bonds, Series B, Election 2002 (NATL-RE FGIC Insured), Prerefunded, 5.50%, 8/1/14	1,500	1,606

Rio Hondo Community College District G.O. Unlimited Bonds, Series B, Election 2009, 5.50%, 8/1/30	1,605	1,876

Ross Elementary School District G.O. Unlimited Bonds, Election 2006 (NATL-RE Insured), 5.25%, 8/1/27	850	907

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.3% – continued

California – 87.5% – continued

Sacramento Water Revenue Bonds, 5.00%, 9/1/38	$2,500	$2,856
5.00%, 9/1/42	2,500	2,837

San Diego County Regional Airport Authority Revenue Bonds, Senior Series B, 5.00%, 7/1/38	1,000	1,090
5.00%, 7/1/43	1,000	1,085

San Diego County Water Authority COPS, Series 2008 A (AGM Insured), 5.00%, 5/1/38	2,000	2,220

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, 5.00%, 5/15/28	1,500	1,732

San Francisco City & County International Airports Commission Revenue Refunding Bonds, Second Series D, 3.38%, 5/1/27	400	404

San Francisco City & County Unified School District G.O. Unlimited Bonds, Series A, 4.00%, 6/15/28	500	529

San Francisco State Building Authority Lease Revenue Bonds, Series A, Department of General Services Lease, 5.00%, 10/1/13	935	958

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.25%, 3/1/31	2,075	2,413

San Joaquin Hills Transportation Corridor Agency Revenue CABS, Senior Lien, Escrowed To Maturity, 2.15%, 1/1/25 (1)	1,500	1,107

San Mateo County Transit District Tax Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	1,000	1,077

San Ramon Valley Unified School District G.O. Unlimited Bonds, Election 2012, 3.00%, 8/1/31	1,500	1,378

Santa Clara Electric Revenue Refunding Bonds, Series A, 6.00%, 7/1/31	1,195	1,441

Santa Rosa Wastewater Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 9/1/16	35	37

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.3% – continued

California – 87.5% – continued

Sequoia Union High School District G.O. Unlimited Bonds , Series C-1, Election 2008, 6.00%, 7/1/43	$2,025	$2,475

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, 6.00%, 7/1/27	2,520	3,013

Sunnyvale School District G.O. Unlimited Bonds, Series D, Election 2004, 4.00%, 9/1/42	2,790	2,872

Torrance Hospital Revenue Bonds, Series A, Torrance Memorial Medical Center, 6.00%, 6/1/22	500	502

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.25%, 8/1/27	2,500	2,884

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	4,065	4,767

Western Riverside County Trust & Wastewater Finance Authority Revenue Bonds, Municipal Water District Improvement Project (Assured Guaranty Insured), 5.13%, 9/1/29	2,000	2,223

William S. Hart Union High School District G.O. Unlimited Bonds, Series C, Election 2008, 3.25%, 8/1/34	1,000	916

4.00%, 8/1/38	2,000	2,029
		143,598

Puerto Rico – 0.8%

Puerto Rico Public Finance Corp. Revenue Bonds, Series E (CIFG-TCRS AGM-CR Insured), Escrowed to Maturity, 6.00%, 8/1/26	1,000	1,397
Total Municipal Bonds
(Cost $132,175)		144,995

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.6%

Northern Funds - California Municipal Money Market Fund, 0.01% (2)(3)	938,581	$939
Total Investment Companies
(Cost $939)		939

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 9.1%

California School Cash Reserve Program Authority Revenue Notes, Series DD, 2.00%, 12/31/13	$2,000	$2,024

California School Cash Reserve Program Authority Revenue Notes, Series EE, 2.00%, 12/31/13	2,000	2,024

California State RANS, Series A-2, 2.50%, 6/20/13	10,870	10,927
Total Short-Term Investments
(Cost $14,968)		14,975

Total Investments – 98.0%
(Cost $148,082)		160,909

Other Assets less Liabilities – 2.0%		3,204
NET ASSETS – 100.0%		$164,113

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	At March 31, 2012, the value of the Fund’s investment in the California Municipal Money Market Fund of the Northern Funds was approximately $14,186,000 with the net sales of approximately $13,247,000 during the fiscal year ended March 31, 2013.
(3)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser to the Fund.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the industry sectors (unaudited) for the California Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General Obligation	26.4%
General	18.3
School District	18.2
Water	14.2
All other sectors less than 5%	22.9

Total	100.0%

At March 31, 2013, the credit quality distribution (unaudited) for the California Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	0.7%
AA	54.0
A	35.4
Cash and Equivalents	0.6
SP1+/MIG1	6.8
SP1/MIG1	2.5

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard

& Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$ –	$144,995	(1)	$–	$144,995
Investment Companies	939	–		–	939
Short-Term Investments	–	14,975		–	14,975
Total Investments	$939	$159,970		$–	$160,909

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1%

Alabama – 2.6%

Alabama State Port Authority Docks Facilities Revenue Bonds, 6.00%, 10/1/40	$5,000	$5,941

Camden Industrial Development Board Exempt Facilities Revenue Refunding Bonds, Series A, Weyerhaeuser Co., Prerefunded, 6.13%, 12/1/13	1,000	1,039

Selma Industrial Development Board Gulf Opportunity Zone Revenue Bonds, International Paper Co. Projects, 5.80%, 5/1/34	1,350	1,514
		8,494

Arizona – 4.0%

Maricopa County Pollution Control Corp. Variable Revenue Refunding Bonds, Series A, Public Service Co. of New Mexico, Palo Verde Project, 6.25%, 1/1/38	4,000	4,535

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/40	5,000	5,520

Pima County IDA Revenue Bonds, Tucson Electric Power Co., 5.75%, 9/1/29	3,000	3,159
		13,214

California – 8.5%

California State Municipal Finance Authority COPS Revenue Bonds, Community Hospitals of Central California, 5.50%, 2/1/39	4,000	4,335

California State Municipal Finance Authority Revenue Bonds, Series A, University of La Verne, 6.13%, 6/1/30	3,300	3,833
6.25%, 6/1/40	1,000	1,156

California Statewide Communities Development Authority Revenue Bonds, California Baptist University, 7.25%, 11/1/31	2,000	2,443

California Statewide Communities Development Authority Revenue Bonds, Series A, California Baptist University, 5.50%, 11/1/38	2,000	2,138

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Senior Series A-1, 5.75%, 6/1/47	4,000	3,827

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

California – 8.5% – continued

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Series A-5, Prerefunded, 7.88%, 6/1/13	$500	$506

San Francisco City & County Airports Commission Revenue Bonds, Series E, 6.00%, 5/1/39	5,000	5,947

Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Bonds, Senior Series A1, 5.00%, 6/1/37	4,000	3,615
		27,800

Colorado – 4.4%

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/36	5,000	5,703

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported G.O. Limited Bonds, Series A, 5.40%, 12/15/31	4,000	4,005

Regional Transportation District Private Activity Revenue Bonds, Denver Transportation Partners, 6.00%, 1/15/41	4,000	4,585
		14,293

Connecticut – 0.9%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series G, Sacred Heart University, 5.13%, 7/1/26	1,250	1,388
5.38%, 7/1/31	1,250	1,392
		2,780

Delaware – 0.7%

Delaware State EDA Revenue Refunding Bonds, Gas Facilities Delmarva Power, 5.40%, 2/1/31	2,000	2,235

District of Columbia – 2.3%

District of Columbia Revenue Bonds, Cesar Chavez Charter Schools, 7.88%, 11/15/40	5,265	5,913

District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC, 5.00%, 10/1/45	1,500	1,561
		7,474

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Florida – 4.9%

Broward County Airport Exempt Facility Revenue Bonds (AMT), Learjet, Inc. Project, 7.50%, 11/1/20	$5,430	$5,807

Capital Trust Agency Revenue Refunding Bonds, Series A, Air Cargo Aero Miami FX, 5.35%, 7/1/29	3,880	4,199

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.75%, 10/1/27	3,290	3,903

Jacksonville Economic Development Commission Health Care Facilities Revenue Refunding Bonds, Series A, Proton Therapy Institute, 6.00%, 9/1/17	1,835	2,007

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10 (1) †	155	–
		15,916

Georgia – 1.9%

Atlanta Water & Wastewater Revenue Bonds, Series A, 6.25%, 11/1/39	5,000	6,100

Illinois – 7.3%

Illinois State Finance Authority Revenue Bonds, Series A, Elmhurst Memorial, 5.63%, 1/1/37	4,000	4,444

Illinois State Finance Authority Revenue Bonds, Series A, Provena Health, 7.75%, 8/15/34	3,500	4,388

Illinois State Finance Authority Revenue Bonds, Series A, Three Crowns Park Plaza, 5.88%, 2/15/38	4,000	4,097

Illinois State Finance Authority Revenue Bonds, Silver Cross Hospital & Medical Centers, 6.88%, 8/15/38	3,000	3,573
7.00%, 8/15/44	2,000	2,384

Railsplitter Tobacco Settlement Authority Revenue Bonds, 5.50%, 6/1/23	1,000	1,209
6.00%, 6/1/28	3,000	3,635
		23,730

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Indiana – 6.1%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series A, Ohio Valley Electric Corp. Project, 5.00%, 6/1/39	$2,000	$2,121

Indiana State Finance Authority Educational Facilities Revenue Bonds, Marian University Project, 6.50%, 9/15/30	3,000	3,380
6.38%, 9/15/41	2,000	2,196

Indiana State Finance Authority Environmental Variable Revenue Bonds, Series B, Duke Energy Project, 6.00%, 8/1/39	2,000	2,267

Indiana State Municipal Power Agency Revenue Bonds, Series B, 6.00%, 1/1/39	2,000	2,335

North Manchester Revenue Bonds, Series A, Peabody Retirement Community Project, 7.25%, 7/1/33(1)	750	210

Rockport PCR Refunding Bonds, Series B, Indiana Michigan Power Co. Project, 6.25%, Mandatory Put 6/2/14	3,265	3,459

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37 (2)(3)	1,000	1,044
8.00%, 9/1/41	2,500	3,071
		20,083

Louisiana – 6.3%

Louisiana State Gas & Fuels TRB, Series B, Second Lien, 5.00%, 5/1/39	5,000	5,678

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Westlake Chemical Corp., 6.50%, 8/1/29	2,000	2,382

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Woman’s Hospital Foundation, 5.88%, 10/1/40	3,000	3,451

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A-1, Westlake Chemical Corp., 6.50%, 11/1/35	2,000	2,379

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Louisiana – 6.3% – continued

Louisiana State Public Facilities Authority Revenue Bonds, Belle Chasse Educational Foundation Project, 6.75%, 5/1/41	$1,250	$1,440

New Orleans Aviation Board Gulf Opportunity Zone Revenue Bonds, Series A, Passenger Facility Charge Projects, 5.25%, 1/1/41	5,000	5,400
		20,730

Maine – 1.9%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Maine General Medical Center, 7.50%, 7/1/32	2,000	2,557
6.75%, 7/1/41	3,000	3,616
		6,173

Maryland – 2.7%

Anne Arundel County Special Obligation Tax Allocation Bonds, National Business Park-North Project, 6.10%, 7/1/40	4,335	4,714

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Health Care, 6.25%, 1/1/31	1,500	1,806
6.13%, 1/1/36	2,000	2,341
		8,861

Massachusetts – 1.9%

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series A, 5.00%, 7/1/28	5,000	6,265

Michigan – 1.3%

Royal Oak Hospital Finance Authority Revenue Bonds, William Beaumont Hospital, 8.25%, 9/1/39	2,000	2,506

Royal Oak Hospital Finance Authority Revenue Refunding Bonds, Series W, William Beaumont Hospital, 6.00%, 8/1/39	1,500	1,672
		4,178

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Minnesota – 1.2%

Rochester Health Care & Housing Revenue Refunding Bonds, Series A, Samaritan Bethany, 7.38%, 12/1/41	$3,500	$3,926

Mississippi – 0.9%

Warren Country Gulf Opportunity Zone Revenue Bonds, Series A, International Paper Co., 5.80%, 5/1/34	2,530	2,836

Missouri – 2.4%

Grundy County IDA Health Facilities Revenue Bonds, Wright Memorial Hospital, 6.45%, 9/1/29	2,530	2,867
6.75%, 9/1/34	1,750	1,961

St. Louis County IDA Senior Living Facilities Revenue Bonds, Series A, St. Andrews Resources for Seniors, 6.38%, 12/1/41	3,005	3,130
		7,958

Montana – 1.4%

Forsyth PCR Refunding Bonds, Series A, Portland General Electric Co., 5.00%, 5/1/33	4,000	4,472

New Jersey – 4.0%

New Jersey State EDA Revenue Bonds, MSU Student Housing Project – Provident Group – Montclair LLC, 5.88%, 6/1/42	3,000	3,383

New Jersey State EDA Revenue Bonds, Cigarette Tax, Prerefunded, 5.75%, 6/15/14	5,500	5,863

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, St. Joseph’s Health Care System, 6.63%, 7/1/38	3,000	3,452

Tobacco Settlement Financing Corp. Revenue Bonds, Prerefunded, 6.75%, 6/1/13	500	505
		13,203

New Mexico – 1.8%

New Mexico State Capital Projects G.O. Unlimited Bonds, 5.00%, 3/1/18	5,000	5,980

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

NewYork – 1.1%

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Orange Regional Medical Center, 6.13%, 12/1/29	$3,235	$3,602

New York State Liberty Development Corp. Revenue Bonds, Series A, National Sports Museum Project, 6.13%, 2/15/19 (1)	2,200	–
		3,602

North Carolina – 2.4%

North Carolina State Capital Facilities Finance Agency Revenue Bonds, Series B, Duke University Project, 5.00%, 10/1/38	5,000	5,804

North Carolina State Medical Care Commission Health Care Facilities First Mortgage Revenue Bonds, Series A, Deerfield Community, 6.13%, 11/1/38	2,000	2,182
		7,986

Ohio – 6.8%

American Municipal Power-Ohio, Inc. Revenue Bonds, Series A, Prairie State Energy Campus Project, 5.25%, 2/15/25	2,000	2,284

Lucas County Health Care Facilities Revenue Refunding & Improvement Bonds, Series A, Lutheran Homes, 7.00%, 11/1/45	5,000	5,548

Ohio State Air Quality Development Authority Revenue Bonds, Series E, Ohio Valley Electric Corp., 5.63%, 10/1/19	3,000	3,490

Ohio State Air Quality Development Authority Revenue Refunding Bonds, Series B, Columbus Southern Power Co., 5.80%, 12/1/38	4,000	4,622

Toledo-Lucas County Port Authority Revenue Refunding Bonds, CSX Transportation, Inc. Project, 6.45%, 12/15/21	5,075	6,384
		22,328

Pennsylvania – 4.3%

Allegheny County Redevelopment Authority Tax Allocation Bonds, Pittsburgh Mills Project, 5.60%, 7/1/23	2,000	2,063

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Pennsylvania – 4.3% – continued

Butler County Hospital Authority Revenue Bonds, Butler Health System Project, 7.13%, 7/1/29	$3,000	$3,764

Lancaster County Hospital Authority Revenue Bonds, Series A, Brethren Village Project, 6.50%, 7/1/40	1,450	1,547

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University Foundation, 5.88%, 7/1/38	1,400	1,534
6.00%, 7/1/43	2,500	2,780

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Shippensburg University, 6.25%, 10/1/43	2,000	2,339
		14,027

Rhode Island – 1.0%

Tobacco Settlement Financing Corp. Asset Backed Revenue Bonds, Series A, 6.25%, 6/1/42	3,000	3,094

Tennessee – 0.0%

Sumner County Health Educational & Housing Facilities Board Revenue Refunding & Improvement Bonds, Series A, Regional Health Systems, Inc., 5.50%, 11/1/37 (1)	107	1

Texas – 9.4%

Dallas County Flood Control District G.O. Unlimited Refunding Bonds, 7.25%, 4/1/32	1,000	1,002

HFDC of Central Texas, Inc. Retirement Facilities Revenue Bonds, Series A, Legacy at Willow Bend, 5.75%, 11/1/36	3,000	3,054

Texas State PFA Charter School Finance Corp. Education Revenue Bonds, Series A, Cosmos Foundation, Inc., 6.20%, 2/15/40	5,000	5,969

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, LBJ Infrastructure, 7.00%, 6/30/40	5,000	6,022

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, NTE Mobility, 6.88%, 12/31/39	4,000	4,739

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Texas – 9.4% – continued

Travis County Health Facilities Development Corp. Revenue Bonds, Westminster Manor Project, 7.00%, 11/1/30	$1,000	$1,194
7.13%, 11/1/40	2,000	2,375

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.25%, 7/1/28	5,000	6,555
		30,910

Virginia – 0.5%

Virginia State Small Business Financing Authority Revenue Bonds (AMT), Senior Lien, Elizabeth River Crossings, 6.00%, 1/1/37	1,500	1,714

Washington – 2.2%

Pend Oreille County Public Utility District No. 1 Box Canyon Revenue Bonds, 5.25%, 1/1/41	2,500	2,703

Washington State Health Care Facilities Authority Revenue Bonds, Central Washington Health Services, 7.00%, 7/1/39	4,000	4,623
		7,326
Total Municipal Bonds
(Cost $279,491)		317,689

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.9%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (4)(5)	3,105,555	$3,106
Total Investment Companies
(Cost $3,106)		3,106

Total Investments – 98.0%
(Cost $282,597)		320,795

Other Assets less Liabilities – 2.0%		6,526
NET ASSETS – 100.0%		$327,321

(1)	Issuer has defaulted on terms of debt obligation.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of this restricted illiquid security amounted to approximately $1,044,000 or 0.3% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37	7/15/08-7/25/08	$861

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(5)	At March 31, 2012, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $2,994,000 with net purchases of approximately $112,000 during the fiscal year ended March 31, 2013.
†	Level 3 asset that is worthless, bankrupt or has been delisted.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the High Yield Municipal Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	8.9%
Development	13.7
Education	5.0
General	9.5
Higher Education	11.4
Medical	17.1
Nursing Homes	6.8
Pollution	6.4
Tobacco	5.1
Transportation	6.6
All other sectors less than 5%	9.5

Total	100.0%

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the credit quality distribution (unaudited) for the High Yield Municipal Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	4.2%
AA	9.4
A	14.1
BBB	47.3
BB	9.2
B	2.3
Not rated	12.5
Cash and Equivalents	1.0

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard

& Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the High Yield Municipal Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$ –	$317,689	(1)	$–	$317,689
Investment Companies	3,106	–		–	3,106
Total Investments	$3,106	$317,689		$–	$320,795

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0%

Alabama – 0.4%

University of Alabama Genereal Revenue Refunding Bonds, Series A, 5.00%, 7/1/25	$7,615	$9,243

Arizona – 3.2%

Arizona State School Facilities Board COPS, 5.25%, 9/1/23	10,000	11,447

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area, 5.00%, 7/1/15	5,000	5,516
5.25%, 7/1/20	10,000	12,299

Arizona State Transportation Board Highway Revenue Bonds, Subseries A, 5.00%, 7/1/38	1,500	1,706

Arizona State Water Infrastructure Finance Authority Revenue Refunding Bonds, Series A, 5.00%, 10/1/22	6,750	8,529

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series C, School Improvement Project of 2008, 5.00%, 7/1/22	4,150	4,988

Mesa Utility System Revenue Refunding Bonds (NATL-RE FGIC Insured), 5.00%, 7/1/19	6,500	7,850

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/22	3,000	3,568

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Series B, Senior Lien (NATL-RE Insured), 5.00%, 7/1/13	5,000	5,062

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Junior Lien, 5.00%, 7/1/25	5,000	5,923

Phoenix Civic Plaza Improvement Corp. Excise TRB, Subseries A (BHAC-CR FGIC Insured), 5.00%, 7/1/41	5,000	5,357

Scottsdale Preservation Authority Excise Tax Revenue Refunding Bonds, 5.25%, 7/1/24	5,990	7,075

Scottsdale Preserve Acquisition G.O. Unlimited Bonds, Project of 2004, 3.00%, 7/1/31	2,110	2,052
		81,372

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

California – 5.2%

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Partially Prerefunded, 5.00%, 8/1/27	$5,000	$5,266

California State Department of Veterans Affairs Home Purchase Revenue Bonds, Series A, 3.15%, 12/1/22	5,000	5,186
3.50%, 12/1/25	3,000	3,064

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	1,000	1,221
6.25%, 11/1/34	5,000	6,226

California State G.O. Unlimited Bonds, Series 2007 (AMBAC Insured), Unrefunded Balance, 5.00%, 10/1/18	75	75

California State Stanford University Educational Facilities Authority Revenue Bonds, 5.25%, 4/1/40	3,680	5,070

California State Various Purpose G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	135	136

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election 2006, 2.59%, 8/1/35 (1)	11,850	7,783

Contra Costa Transportation Authority Sales TRB, Series B, 5.00%, 3/1/25	1,750	2,113

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B, 5.00%, 6/1/23	10,000	12,767

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	1,089

Los Angeles County Sanitation Districts Financing Authority Revenue Bonds, Series A, Capital Project (AGM Insured), Partially Prerefunded, 5.00%, 10/1/21	4,000	4,096

Los Angeles Department of Airports Revenue Bonds, Series A, 5.25%, 5/15/22	5,000	5,978

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

California – 5.2% – continued

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 5.00%, 7/1/26 (2)	$5,000	$6,019
5.00%, 7/1/30	2,500	2,932

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 9/1/14	6,205	6,621

Los Angeles Unified School District G.O. Unlimited Bonds, Series A (AGM Insured), Prerefunded, 5.25%, 7/1/13	1,350	1,368

Metropolitan Water District of Southern California Revenue Bonds, Series A, 5.00%, 7/1/32	5,000	5,633

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	2,500	2,893

San Mateo Union High School District G.O. Unlimited Capital Appreciation BANS, 1.30%, 2/15/15 (1)	3,250	3,221

Santa Clara County G.O. Unlimited Bonds, Series B, Election 2008, 3.50%, 8/1/38	5,000	4,604
4.00%, 8/1/39	10,000	10,211

Sequoia Union High School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,100	1,187

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, 6.00%, 7/1/27	5,000	5,978

University of California General Revenue Bonds, Series AF, 5.00%, 5/15/27	5,000	6,021
5.00%, 5/15/29	5,000	5,935

University of California General Revenue Bonds, Series Q, 5.25%, 5/15/27	2,500	2,922

University of California General Revenue Bonds, Series U, 5.00%, 5/15/22	5,000	6,097
		131,712

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Colorado – 1.8%

Adams & Arapahoe Counties Joint School District No. 28J Aurora G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 12/1/23	$4,000	$4,974

Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds, Series A (State Higher Education Intercept Program), 5.00%, 3/1/43	3,500	4,240

Denver City & County Airport System Revenue Bonds, Series A (AMT), 5.00%, 11/15/24	5,000	5,829

Denver City & County Airport System Revenue Bonds, Series B, 5.00%, 11/15/25	5,000	5,967

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 6.00%, 9/1/23	6,550	8,053

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL-RE FGIC Insured State Aid Withholding), 5.50%, 12/1/22	5,000	6,496

Jefferson County School District No. R-001 G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 12/15/26	2,955	3,730

Metro Wastewater Reclamation District Sewer Revenue Bonds, Series A, 5.00%, 4/1/21	2,500	3,127

Regional Transportation District Sales TRB, Series A, Fastracks Project, 5.00%, 11/1/26	2,500	3,005
		45,421

Connecticut – 1.8%

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/23	7,500	9,125
5.00%, 11/1/25	10,000	11,979

Connecticut State G.O. Unlimited Bonds, Series E, 5.00%, 9/15/25	5,000	6,069

Connecticut State G.O. Unlimited Refunding Bonds, Series B (NATL-RE Insured), 5.00%, 6/1/15	5,000	5,272

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Connecticut – 1.8% – continued

Connecticut State Housing Mortgage Finance Authority Program Revenue Bonds, Subseries D-1, 0.75%, 5/15/14	$6,350	$6,377

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Transportation Infrastructure, 5.00%, 1/1/22	6,000	7,439
		46,261

Delaware – 0.5%

Delaware State G.O. Unlimited Bonds, 5.00%, 7/1/19	5,000	6,173
5.00%, 7/1/23	5,530	6,756
		12,929

District of Columbia – 1.0%

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, 5.25%, 10/1/29	1,000	1,165
6.00%, 10/1/35	5,000	6,022
5.50%, 10/1/39	10,500	12,268

Metropolitan Washington Airports Authority System Revenue Bonds, Series C (AMT), 5.00%, 10/1/20	3,000	3,610
5.00%, 10/1/26	1,500	1,729
		24,794

Florida – 3.7%

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	5,000	5,737
5.00%, 9/1/25	1,000	1,137

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,860

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/21	10,000	11,900

Florida State Board of Public Education G.O. Unlimited Bonds, Series A, Capital Outlay, 5.25%, 6/1/28	11,135	12,922

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series D, 5.00%, 6/1/24	5,000	6,029

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Florida – 3.7% – continued

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds, 5.25%, 7/1/37	$12,475	$14,286

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/15	1,000	1,101

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.25%, 10/1/19	5,000	6,099

Florida State Municipal Power Agency Revenue Bonds, Series A, Stanton II Project, 5.00%, 10/1/26	2,870	3,355

Florida State Ports Financing Commission Revenue Refunding Bonds, Series B (AMT), State Transportation Trust Fund, 5.38%, 10/1/29	3,395	3,947

Gainesville Utilities System Revenue Bonds, Series A, Prerefunded, 5.25%, 10/1/13	1,120	1,149
5.25%, 10/1/13	1,065	1,092

Greater Orlando Aviation Authority Airport Facilities Revenue Refunding Bonds, Series A (AMT) (AGM Insured), 5.00%, 10/1/16	400	458

Jea Water & Sewer Revenue Bonds, Series B, 3.85%, 10/1/37	2,500	2,507

Marco Island Utility System Revenue Bonds (NATL-RE Insured), Prerefunded, 5.25%, 10/1/13	2,520	2,584

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series B (NATL-RE FGIC Insured), 5.25%, 7/1/25	2,525	2,656

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/20	3,000	3,679
5.25%, 10/1/22	2,500	3,082

Palm Coast Utility System Revenue Bonds (NATL-RE Insured), 5.25%, 10/1/21	1,000	1,022

Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	5,815	6,108
		93,710

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Georgia – 2.2%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, 5.50%, 1/1/38	$10,000	$11,611

Georgia State G.O. Unlimited Bonds, Series B, 5.75%, 8/1/13	5,130	5,228

Georgia State G.O. Unlimited Bonds, Series C, 5.00%, 7/1/13	5,745	5,817

Georgia State G.O. Unlimited Refunding Bonds, Series C, 4.00%, 9/1/22	5,000	5,931
4.00%, 10/1/22	5,000	5,933

Georgia State G.O. Unlimited Refunding Bonds, Series I, 5.00%, 7/1/20	10,000	12,507
5.00%, 7/1/21	1,100	1,392

Georgia State G.O. Unlimited Refunding Bonds, Series J-2, 4.50%, 11/1/22	5,870	7,105
		55,524

Hawaii – 0.1%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	2,000	2,304

Illinois – 3.1%

Chicago Midway Airport Revenue Bonds, Series B (AGM Insured), 5.38%, 1/1/18	2,625	2,636
5.38%, 1/1/19	2,765	2,776
5.25%, 1/1/20	2,915	2,926

Chicago Midway Airport Revenue Bonds, Series B (NATL-RE Insured), 5.00%, 1/1/31	2,000	2,006

Chicago O’Hare International Airport Passenger Facility Charge Revenue Refunding Bonds, Series B (AMT), 5.00%, 1/1/26	2,500	2,801

Chicago Sales TRB, Series A, 5.25%, 1/1/38	6,100	6,899

Illinois State Build Sales TRB, 5.00%, 6/15/19	5,000	6,051

Illinois State Development Finance Authority Variable Revenue Bonds, St. Vincent De Paul Center Project, 1.88%, Mandatory Put 11/15/19	2,000	1,997

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Illinois – 3.1% – continued

Illinois State Educational Facilities Authority Adjustable Medium Term Revenue Bonds, Field Museum, 4.60%, Mandatory Put 11/1/15	$4,250	$4,613

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.00%, 3/1/34	1,000	1,116
5.25%, 3/1/40	2,500	2,764

Illinois State Municipal Electric Agency Power Supply Revenue Bonds (NATL-RE FGIC Insured), 5.00%, 2/1/25	2,000	2,209

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL-RE IBC FGIC Insured), 5.25%, 2/1/27	1,830	2,058

Illinois State Sales TRB, 5.25%, 6/15/23	9,735	9,833

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A (AGM Insured), 5.00%, 1/1/18	5,000	5,504

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series B, 5.00%, 6/15/19	2,540	2,793

Lake County Community Consolidated School District No. 46 Grayslake G.O. Unlimited Bonds (AGM Insured), Prerefunded, 5.13%, 11/1/15	805	903

Lake County Community Consolidated School District No. 46 Grayslake G.O. Unlimited Bonds (AGM Insured), Unrefunded Balance, 5.13%, 11/1/24	195	216

Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Bonds, Series A, McCormick Place Expansion (NATL-RE FGIC Insured), 5.50%, 6/15/29	2,000	2,404

Will County Community High School District No. 210 Lincoln-Way G.O. Unlimited Refunding Bonds, Series A, 5.00%, 1/1/30	5,000	5,673

Winnebago County Public Safety Sales Tax G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/30/20	2,700	3,294

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Illinois – 3.1% – continued
5.00%, 12/30/24	$6,040	$7,259
		78,731

Indiana – 1.3%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/31	5,750	6,720
5.25%, 10/1/38	5,980	6,873

Indiana State Municipal Power Agency Revenue Bonds, Series A, Power Supply System (AMBAC Insured), 5.00%, 1/1/24	13,060	14,391

Merrillville Multi School Building Corp. First Mortgage Revenue Bonds (State Aid Withholding), 5.25%, 7/15/26	1,000	1,158

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 7/10/21	1,500	1,786
5.50%, 1/10/24	1,135	1,357
		32,285

Iowa – 0.2%

Ankeny G.O. Unlimited Bond Anticipation Project Notes, Series B, 1.50%, 6/1/13	4,250	4,254

Ankeny G.O. Unlimited Bond Anticipation Project Notes, Series C, 1.00%, 6/1/14	2,000	2,002
		6,256

Kansas – 0.9%

Johnson County Unified School District No. 512 Shawnee Mission G.O. Unlimited Refunding Bonds, Series A, 3.00%, 10/1/15	4,145	4,407

Wichita G.O. Unlimited Bonds & Temporary Notes, Series 248, Renewal & Improvement Project, 0.30%, 8/15/13	11,500	11,501

Wichita G.O. Unlimited Sales Tax Revenue Refunding Bonds, Series E, 4.00%, 10/1/16	1,505	1,683

Wichita Water & Sewer Utility Revenue Bonds (NATL-RE FGIC Insured), Prerefunded, 5.25%, 10/1/13	4,000	4,102
		21,693

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Louisiana – 1.2%

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/15/21	$20,000	$25,008

Louisiana State Gas & Fuels Tax Revenue Refunding Bonds, Series A-1, 5.00%, 5/1/25	5,000	6,054
		31,062

Maryland – 5.2%

Frederick County Public Facilities G.O. Unlimited Bonds, Series A, 5.00%, 8/1/20	2,300	2,861

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series, 5.00%, 3/1/15	1,500	1,634

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series B, 4.00%, 3/15/21	10,000	11,620

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series C, 4.00%, 8/15/21	5,000	5,939

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, Second Series S, 4.50%, 8/1/20	10,000	12,161

Maryland State Department of Transportation Consolidated Revenue Bonds, 4.00%, 2/15/19	10,480	12,173
5.00%, 6/1/21	8,630	10,705

Maryland State G.O. Unlimited Bonds, First Series B, 4.50%, 3/15/24	10,000	11,702

Maryland State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/21	10,000	12,234

Maryland State Local Facilities Loan Capital Improvement G.O. Unlimited Bonds, Series A, 5.00%, 3/1/16	5,000	5,656

Maryland State Local Facilities Loan G.O. Unlimited Bonds, First Series C, 4.00%, 8/15/16	20,000	22,324

Montgomery County G.O. Unlimited Bonds, Series A, Consolidated Public Improvement, 5.00%, 11/1/21	5,750	7,167
4.00%, 11/1/22	5,000	5,789

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Maryland – 5.2% – continued

Prince George’s County G.O. Limited Refunding Bonds, Series B, Consolidated Public Improvement, 3.00%, 3/1/23	$10,000	$10,781
		132,746

Massachusetts – 5.8%

Massachusetts Bay Transportation Assessment Authority Revenue Bonds, Series A, 5.25%, 7/1/34	500	576

Massachusetts State Development Finance Agency Revenue Bonds, Series B-1, Harvard University, 5.00%, 10/15/28	10,000	11,777

Massachusetts State G.O. Limited BABS, Consolidated Loan, 5.31%, 1/1/30	500	604

Massachusetts State G.O. Limited Bonds, Series A, Consolidated Loan, 5.00%, 4/1/19 (2)	5,000	6,099

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.25%, 8/1/21	2,500	3,180

Massachusetts State G.O. Limited Refunding Bonds, Series B (AGM Insured), 5.25%, 9/1/25	500	645

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare System, 5.25%, 7/1/29	5,000	5,751

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series L, Institute Technology, 5.00%, 7/1/23	5,660	7,252

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series M, TUFTS University, 5.25%, 2/15/26	1,250	1,565

Massachusetts State Health & Educational Facilities Authority Variable Revenue Bonds, Series Y, (AMT) Harvard University Issue, 0.09%, 7/1/35	10,000	10,000

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series A, 5.00%, 8/15/21	30,000	37,550
5.00%, 8/15/22	5,000	6,275

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Massachusetts – 5.8% – continued

Massachusetts State School Building Authority Sales TRB 2012-2, Series A (AGM Insured), Prerefunded, 5.00%, 8/15/15	$8,395	$9,319

Massachusetts State School Building Authority Sales TRB, Series A (AGM Insured), Prerefunded, 5.00%, 8/15/15	10,000	11,100
5.00%, 8/15/15	1,290	1,432

Massachusetts State School Building Authority Sales TRB, Series A (AMBAC Insured), 5.00%, 8/15/37	5,000	5,632

Massachusetts State Special Obligation Revenue Bonds, Series A, Consolidated Loan (AGM Insured), 5.50%, 6/1/18	500	611
5.50%, 6/1/21	500	641

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries 16B, State Revolving Fund, 3.00%, 8/1/13	6,500	6,563

Massachusetts State Water Pollution Abatement Trust Revenue Refunding Bonds, Subseries A, New Bedford Program (NATL-RE FGIC Insured), 4.75%, 2/1/26	1,555	1,560

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 8/1/29	4,000	5,162
5.25%, 8/1/30	2,695	3,485
5.25%, 8/1/32	1,000	1,287

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B (G.O. of Authority Insured), 5.00%, 8/1/26	5,000	5,977

Massachusetts State Water Resources Authority Revenue Bonds, Series A (G.O. of Authority Insured) Escrowed to Maturity, 6.50%, 7/15/19	1,925	2,273
		146,316

Michigan – 1.7%

Caledonia Community Schools G.O. Unlimited Refunding Bonds (NATL-RE Q-SBLF Insured), 5.00%, 5/1/20	1,140	1,239

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Michigan – 1.7% – continued

Michigan State Building Authority Revenue Refunding Bonds, Series II-A, Facilities Program, 5.00%, 10/15/27	$10,000	$11,493

Michigan State Environmental Program G.O. Unlimited Refunding Bonds, 5.00%, 11/1/19	5,000	6,139
3.00%, 11/1/20	10,000	10,964

Michigan State Finance Authority Revenue Refunding Bonds, State Revolving Fund, 5.00%, 10/1/21	3,035	3,813

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund Prerefunded, 4.75%, 10/1/14	4,440	4,730

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund Unrefunded Balance, 4.75%, 10/1/23	345	367

Michigan State Trunk Line Revenue Refunding Bonds, 5.00%, 11/15/21	2,500	3,113
		41,858

Minnesota – 0.6%

Minneapolis-St. Paul Metropolitan Airports Commission Revenue Refunding Bonds, Senior Series B (AMT), 5.00%, 1/1/22	2,500	2,864

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/20	5,000	6,262

Minnesota State G.O. Unlimited State Trunk Highway Bonds, Series B, 5.00%, 8/1/21	4,450	5,622
		14,748

Mississippi – 0.4%

Mississippi State G.O. Unlimited Refunding Bonds, Series F, 5.00%, 11/1/21	8,705	10,923

Mississippi State Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	25	26
		10,949

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Missouri – 0.2%

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series A, State Revolving Funds, 5.00%, 1/1/22	$5,060	$6,086

Nebraska – 0.5%

Lincoln Electric System Revenue Bonds, Prerefunded, 5.00%, 9/1/15	5,500	6,106

Nebraska State Public Power District General Revenue Bonds, Series B, 5.00%, 1/1/23	1,000	1,227

Omaha Public Power District Revenue Refunding Bonds, Series A, 5.00%, 2/1/42	5,000	5,639
		12,972

Nevada – 0.6%

Nevada State Capital Improvement & Cultural Affairs G.O. Limited Bonds, Series C, 5.00%, 6/1/21	8,000	9,415

Washoe County Highway Motor Vehicle Fuel TRB, 4.75%, 2/1/21	3,400	3,855

Washoe County School District G.O. Limited Bonds, Series C, 4.00%, 4/1/23	1,905	2,124
		15,394

New Hampshire – 0.5%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, 5.25%, 6/1/39	5,000	5,813

New Hampshire State Municipal Bond Bank Revenue Refunding Bonds, Series A, 5.00%, 8/15/20	2,800	3,462
5.00%, 8/15/21	2,970	3,707
		12,982

New Jersey – 1.2%

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series A, 5.75%, 6/15/20	5,000	6,255

New Jersey State Turnpike Authority Revenue Bonds, Series A, 5.00%, 1/1/38 (2)	5,000	5,505

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

New Jersey – 1.2% – continued

New Jersey State Turnpike Authority Revenue Bonds, Series B, 5.00%, 1/1/21	$10,000	$12,154
5.00%, 1/1/25	5,000	5,905
		29,819

NewMexico – 0.1%

New Mexico State Finance Authority Revenue Bonds, Series C, 5.00%, 6/1/23	2,770	3,347

New York – 16.7%

Brookhaven G.O. Limited Bonds, Series A, Public Improvement, 3.00%, 9/15/27	5,000	5,010

Long Island Power Authority Revenue Bonds, Series A, 6.25%, 4/1/33	5,000	6,134

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	5,000	5,814

Metropolitan Transportation Authority Revenue Refunding Bonds, Series D, 5.00%, 11/15/23	5,000	5,733
5.00%, 11/15/24	5,000	5,733

New York G.O. Unlimited Bonds, Series E, Prerefunded, 5.00%, 11/1/14	4,680	5,031

New York City Municipal Water Finance Authority & Sewer System Revenue Bonds, Series A, Fiscal 2005, 5.00%, 6/15/39	10,000	10,481

New York City Transitional Finance Authority Building Aid Revenue Bonds, Subseries S-1A (State Aid Withholding), 5.00%, 7/15/26	10,000	11,784

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A, 5.00%, 11/1/21	1,000	1,242

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B, 5.00%, 11/1/21	5,000	6,025
5.00%, 2/1/22	2,000	2,440

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B, Escrowed to Maturity, 5.00%, 11/1/17	1,690	2,018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

New York – 16.7% – continued

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries D, Unrefunded Balance, 5.00%, 11/1/13	$495	$509

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E-1, 5.00%, 2/1/23	10,380	12,753

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries H, 5.00%, 11/1/24 (2)	2,750	3,388

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	1,000	1,197

New York City Transitional Finance Authority Future TRB, Subseries D, Fiscal 2013, 5.00%, 11/1/19	5,000	6,141
5.00%, 11/1/20	10,000	12,395

New York City Transitional Finance Authority Future TRB, Subseries F-1, 5.00%, 2/1/25 (2)	5,000	6,068

New York G.O. Unlimited Bonds, Series A-1, 5.00%, 8/1/22	10,000	12,220

New York G.O. Unlimited Bonds, Series H, 5.00%, 8/1/21	14,120	17,462

New York G.O. Unlimited Bonds, Series D, Prerefunded, 5.25%, 10/15/13	5,000	5,138

New York G.O. Unlimited Bonds, Series E, 5.00%, 8/1/21	5,000	6,183

New York G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	5,320	5,695

New York G.O. Unlimited Bonds, Series I, 5.00%, 8/1/21	5,000	6,183

New York G.O. Unlimited Bonds, Subseries B-5, 5.00%, 8/15/22	5,930	7,364

New York G.O. Unlimited Bonds, Subseries C-1, Fiscal 2008, 5.00%, 10/1/22	10,000	11,668

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

New York – 16.7% – continued

New York G.O. Unlimited Bonds, Subseries F-1, 5.00%, 3/1/26	$6,715	$8,053
5.00%, 3/1/29	10,000	11,696

New York G.O. Unlimited Refunding Bonds, Series E, 5.00%, 8/1/23	10,000	12,097

New York State Dormitory Authority General Purpose Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 12/15/20	24,100	29,974

New York State Dormitory Authority General Purpose Personal Income TRB, Series A, 5.00%, 3/15/20	10,000	12,275

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.25%, 10/1/23	5,000	5,917

New York State Dormitory Authority Personal Education Income Tax Revenue Refunding Bonds, Series B (AMBAC Insured), 5.50%, 3/15/24	10,170	13,189
5.50%, 3/15/30	4,000	5,303

New York State Dormitory Authority Personal Education Income TRB, Series B, 5.75%, 3/15/36	16,000	19,218

New York State Dormitory Authority Personal Income General Purpose Tax Revenue Refunding Bonds, Series A, Unrefunded Balance, 5.00%, 12/15/21	10,000	12,447

New York State Dormitory Authority Personal Income TRB, Series E, 5.00%, 8/15/20	10,000	12,367

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series C, Municipal Water Finance Revolving Funds, 5.00%, 6/15/25	5,000	5,477

New York State Environmental Facilities Corp. Clean Water & Drinking Water Revenue Bonds, Municipal Water Project Revolving Funds, 5.00%, 6/15/36	5,000	5,778

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

New York – 16.7% – continued

New York State Environmental Facilities Corp. Personal Income TRB, Series A, 5.25%, 12/15/26	$10,000	$11,916

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM-CR G.O. of Corp. Insured), 5.00%, 4/1/21	6,635	8,195

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series C (NATL-RE-IBC G.O. of Corp. Insured), 5.50%, 4/1/17	4,425	5,049

New York State Thruway Transportation Authority Personal Income TRB, Series A, 5.25%, 3/15/21	5,000	5,907
5.00%, 3/15/22	10,000	12,137
5.00%, 3/15/25	10,000	11,781

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 3/15/28	4,000	4,738

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, 5.38%, 1/1/22	1,850	2,168

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (AMBAC Insured), 5.25%, 10/15/27	3,995	4,271

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 10/15/19	5,100	5,486
5.00%, 10/15/24	2,000	2,140

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds, Series B-1C, 5.50%, 6/1/19	2,500	2,523

Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, 5.00%, 11/15/21	5,140	6,350

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds (NATL-RE Insured), 5.50%, 11/15/21	5,000	6,347
		424,608

North Carolina – 4.0%

Charlotte G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/21	4,410	5,581

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

North Carolina – 4.0% – continued

Mecklenburg County G.O. Unlimited Refunding Bonds, 5.00%, 2/1/19	$10,000	$12,223

Mecklenburg County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/1/20	5,495	6,917
5.00%, 12/1/22	5,000	6,400

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series A, Prerefunded, 4.50%, 1/1/22	3,215	3,907

North Carolina State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/20	5,000	6,245

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 4.00%, 5/1/20	5,000	5,900
5.00%, 5/1/21	5,000	6,313

North Carolina State G.O. Unlimited Refunding Bonds, Series D, 3.00%, 6/1/19	16,155	17,783
4.00%, 6/1/22	10,000	11,844

North Carolina State Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series A, 5.25%, 1/1/20	2,000	2,322

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 5/1/21	5,000	6,197

University of North Carolina at Chapel Hill General Revenue Bonds, Series A, 5.00%, 12/1/27	2,160	2,570

Wake County G.O. Unlimited Refunding Bonds, Series C, 5.00%, 3/1/23	5,000	6,384
		100,586

Ohio – 1.7%

Akron Income TRB, Series A, Community Learning Centers (NATL-RE FGIC Insured), Prerefunded, 5.00%, 12/1/13	3,000	3,096

Cincinnati G.O. Unlimited Bonds, Series A, 5.00%, 12/1/24	1,000	1,186

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 9/15/25	10,000	11,908

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Ohio – 1.7% – continued

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/22	$5,550	$6,976

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/15/13	1,310	1,339

Ohio State Facilities Administrative Building Authority Revenue Refunding Bonds, Series A, 5.00%, 10/1/23	4,180	4,929

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/20	2,500	3,096

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/20	5,000	6,192
5.00%, 8/1/22	2,500	3,139

Ohio State Water Development Authority PCR Refunding Bonds, Series B, Loan Fund, Prerefunded, 5.00%, 6/1/15	1,000	1,100
		42,961

Oklahoma – 0.2%

Oklahoma State Municipal Power Authority Revenue Bonds, Series A, 4.00%, 1/1/43	4,900	4,904

Oregon – 2.2%

Multnomah County G.O. Limited Bonds, 5.00%, 6/1/21	5,480	6,856

Oregon State Board of Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/23	4,480	5,384

Oregon State Department of Administrative Services G.O. Unlimited Refunding Bonds, Series F, Oregon Opportunity, 5.00%, 12/1/20	1,000	1,233

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, 5.00%, 11/15/23	2,425	3,035

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 11/15/20	10,000	11,788

Oregon State G.O. Unlimited Refunding Bonds, Series N, 5.00%, 12/1/23	3,000	3,718

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Oregon – 2.2% – continued

Tri-County Metropolitan Transportation District Revenue Bonds, Payroll Tax & Grant Receipt, 5.00%, 11/1/18	$5,000	$5,791

Washington Multnomah & Yamhill Counties School District No. 1J G.O. Unlimited Bonds, Hillsboro (NATL-RE Insured) Prerefunded, 5.00%, 6/15/17	10,000	11,791

Washington Multnomah & Yamhill Counties School District No. 1J G.O. Unlimited Refunding Bonds, Hillsboro (School Building Guaranty Insured), 4.00%, 6/15/19	5,000	5,809
		55,405

Pennsylvania – 1.0%

Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue Bonds, Series A, 5.00%, 7/1/19	5,000	6,118

Pennsylvania State G.O. Unlimited Bonds, First Series, 5.00%, 6/1/20	10,000	12,382

Pennsylvania State Turnpike Commission Revenue Refunding Bonds, Series A (AMBAC Insured), 5.00%, 12/1/19	5,075	5,800
		24,300

Rhode Island – 0.4%

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series A, Consolidated Capital Development Loan, 5.50%, 8/1/25	5,000	6,092

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 5.00%, 8/1/21	1,000	1,232

Rhode Island State Clean Water Finance Agency PCR Refunding Bonds, Subseries A, 5.00%, 10/1/21	2,880	3,558
		10,882

South Carolina – 1.2%

Piedmont Municipal Power Agency Electric Revenue Bonds (BHAC-CR MBIA Insured), Unrefunded Balance 2004, 5.38%, 1/1/25	5,000	6,263

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

South Carolina – 1.2% – continued

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper Project, 5.50%, 1/1/38	$12,000	$13,808

South Carolina State Transportation Infrastructure Bank Revenue Refunding Bonds, Series A (BHAC-CR AMBAC Insured), 5.00%, 10/1/22	10,000	11,083
		31,154

Tennessee – 0.8%

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding & Improvement Bonds, Series A, 5.00%, 7/1/24	10,275	12,285

Tennessee State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/22	4,000	5,100

Tennessee State Housing Development Agency Revenue Bonds, Series 1A (AMT), Home Ownership Program (G.O. of Agency Insured), 3.75%, 1/1/19	480	510
4.05%, 7/1/20	485	522
4.13%, 7/1/21	1,680	1,805
		20,222

Texas – 6.5%

Dallas Fort Worth International Airport Joint Revenue Bonds, Series A (AMT) (NATL-RE Insured), 5.50%, 11/1/20	1,000	1,031

Dallas Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/26	5,000	5,943

Denton County Permanent Improvement G.O. Limited Refunding Bonds, 5.00%, 7/15/22	2,000	2,429

Garland Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/24	10,000	12,091

Harris County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/23	5,000	6,018

Houston Airport System Revenue Refunding Bonds, Series A (AMT), Subordinate Lien, 5.00%, 7/1/23	5,000	5,874

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Texas – 6.5% – continued

Houston Independent School District Variable G.O. Limited Tax Refunding Bonds (PSF-Gtd.), 1.50%, Mandatory Put 6/1/13	$13,000	$13,024
2.00%, Mandatory Put 6/1/14	5,000	5,087

Houston Independent Schoolhouse & District Variable G.O. Limited Tax Bonds, Series B, (PSF-Gtd.), 1.00%, Mandatory Put 6/1/14	10,000	10,053

Houston Independent Schoolhouse District G.O. Limited Bonds (PSF-Gtd.), 5.00%, 2/15/25	10,000	11,533

Houston Public Improvement G.O. Limited Refunding Bonds, Series D (AGM Insured), 5.00%, 3/1/17	1,600	1,801

Humble Independent School Building District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/29	10,000	11,302

Lamar Consolidated Independent Schoolhouse District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/21	1,500	1,872

Leander Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/32	5,000	5,018

Lower Colorado River Authority Revenue Bonds, Series 2012-1, Unrefunded Balance, 5.50%, 5/15/33	1,910	2,193

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, 6.50%, 5/15/37	10,000	10,979

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, 5.50%, 5/15/19	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, 5.50%, 5/15/19	80	100

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-1, Prerefunded, 5.50%, 5/15/19	5	6

Northside Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 4.00%, 8/15/20	2,000	2,350

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Texas – 6.5% – continued
4.00%, 8/15/21	$3,365	$3,957
5.00%, 8/15/22	5,000	6,252

Panhandle Regional Housing Finance Agency Revenue Bonds, Series A (Collateralized by GNMA Securities), 6.50%, 7/20/21	416	438

Spring Independent Schoolhouse District G.O. Unlimited Bonds (FGIC Insured), 5.00%, 8/15/25	4,680	4,960

Texas State PFA G.O. Unlimited Refunding Bonds, 5.00%, 10/1/20	10,000	12,485

Texas State PFA Unemployment Compensation Revenue Bonds, Series A, 5.00%, 7/1/13	14,360	14,538

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.25%, 7/1/22	8,725	11,204

Wylie Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF-Gtd.), 4.00%, 8/15/21	2,345	2,747
		165,291

Utah – 0.6%

Alpine School District G.O. Unlimited Bonds, Utah School Building Guaranty Program (School Building Guaranty Insured), Prerefunded, 5.00%, 9/15/13	2,000	2,044

Nebo School District Building G.O. Unlimited Bonds (School Building Guaranty Insured), 4.00%, 7/1/22	1,320	1,530

Utah State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/20	10,000	12,500
		16,074

Virginia – 1.5%

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/22	1,435	1,796

Norfolk Water Revenue Refunding Bonds, 5.00%, 11/1/21	1,500	1,882

Virginia Beach Public Improvement G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 4/1/23	1,270	1,568

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Virginia – 1.5% – continued

Virginia State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/23	$10,000	$12,810

Virginia State Housing Development Authority Homeownership Mortgage Revenue Bonds, Series A, 3.65%, 3/1/18	2,200	2,395
3.70%, 9/1/18	4,280	4,695

Virginia State Public Building Authority Public Facilities Revenue Refunding Bonds, Series B, 5.00%, 8/1/23	9,930	12,523
		37,669

Washington – 1.3%

King County School District No. 405 Bellevue G.O. Unlimited Bonds (AGM Insured) Prerefunded, 4.20%, 12/1/15	5,000	5,510

Port of Seattle Revenue Refunding Bonds, Series C (AMT), Intermediate Lien, 5.00%, 2/1/18	1,000	1,174

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2011B, 5.00%, 7/1/21	11,000	13,536

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-C, 5.00%, 7/1/22	10,000	12,505
		32,725

West Virginia – 0.2%

West Virginia State University Revenue Bonds, Series A, 5.00%, 10/1/35	4,000	4,544

Wisconsin – 0.3%

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2, 5.00%, 11/1/22	6,250	7,757
Total Municipal Bonds
(Cost $1,992,492)		2,079,596

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 12.8%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (3)(4)	325,779,380	$325,779
Total Investment Companies
(Cost $325,779)		325,779

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.2%

California State RANS, Series A-2, 2.50%, 6/20/13	$22,500	$22,619

Colorado State General Fund TRANS Series A, 2.50%, 6/27/13	10,000	10,057

Madison Metropolitan School District Tax & Revenue Anticipation Promissory Notes, 2.00%, 9/4/13	10,000	10,077

Massachusetts State RANS G.O. Limited, Series A, 2.00%, 4/25/13	12,000	12,017

Michigan State Aid Finance Authority Revenue Notes, Series B-2, (J.P. Morgan Chase Bank N.A. LOC), 2.00%, 8/20/13	16,545	16,658

Oregon State G.O. Limited TANS, Series A, 2.00%, 6/28/13	25,000	25,113

Texas State TRANS, 2.50%, 8/30/13	35,250	35,597
Total Short-Term Investments
(Cost $132,098)		132,138

Total Investments – 100.0%
(Cost $2,450,369)		2,537,513

Liabilities less Other Assets – 0.0%		(171)
NET ASSETS – 100.0%		$2,537,342

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	When-Issued Security.
(3)	At March 31, 2012, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $378,735,000 with net sales of approximately $52,956,000 during the fiscal year ended March 31, 2013.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the industry sectors (unaudited) for the Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General Obligation	30.3%
General	19.8
Financials	12.8
School District	7.8
Water	6.7
Transportation	6.6
All other sectors less than 5%	16.0

Total	100.0%

At March 31, 2013, the credit quality distribution (unaudited) for the Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	24.0%
AA	47.2
A	9.8
Not Rated	0.2
SP1+/MIG1	4.7
SP1/MIG1	1.3
Cash and Equivalents	12.8

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$ –	$2,079,596	(1)	$–	$2,079,596
Investment Companies	325,779	–		–	325,779
Short-Term Investments	–	132,138		–	132,138
Total Investments	$325,779	$2,211,734		$–	$2,537,513

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT - INTERMEDIATE TAX - EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6%

Alabama – 0.5%

Alabama State Public School & College Authority Capital Improvement Revenue Refunding Bonds, Series B, 5.00%, 5/1/14	$5,825	$6,127

Alaska – 0.4%

Anchorage G.O. Unlimited Bonds, Series C, 2.00%, 4/1/14	150	153

Matanuska-Susitna Boro Lease Revenue Bonds, Goose Creek Correctional Center (Assured Guaranty Insured), 5.00%, 9/1/14	4,285	4,565
		4,718

Arizona – 4.8%

Arizona State Department of Administration Refunding COPS, Series B, 4.00%, 10/1/15	400	432
5.00%, 10/1/18	300	353

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road Fund, 5.00%, 7/1/14	100	106
5.00%, 7/1/15	5,000	5,516

Arizona State Transportation Board Grant Anticipation Revenue Bonds, Series B (AMBAC Insured), Prerefunded, 5.00%, 7/1/14	135	143

Arizona State Transportation Board Highway Revenue Bonds, Subseries B, Prerefunded, 5.00%, 7/1/14	300	318

Arizona State Water Quality Infrastructure Finance Authority Revenue Bonds, Series A, 4.00%, 10/1/14	755	797

Casa Grande Excise TRB (AMBAC Insured), Prerefunded, 5.00%, 4/1/14	300	314

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 4.00%, 7/1/13	1,845	1,863
4.00%, 7/1/14	1,910	1,996

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 4.00%, 7/1/15	1,000	1,080
4.00%, 7/1/16	1,000	1,109

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Arizona – 4.8% – continued

Maricopa County Community College District G.O. Unlimited Refunding Bonds, 2.00%, 7/1/15	$5,000	$5,174
2.50%, 7/1/19	2,000	2,144

Maricopa County Unified School District No. 11 Peoria G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/16	4,250	4,840

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series B, School Improvement Project of 2005 (NATL-RE FGIC Insured), 4.00%, 7/1/13	250	252

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series D, School Improvement Project of 2005, 4.00%, 7/1/14	3,505	3,667

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series A, School Improvement Project 2008 (AGM Insured), 2.50%, 7/1/14	225	230
4.25%, 7/1/14	5,000	5,232

Mesa Utility System Revenue Bonds (NATL-RE Insured), Prerefunded, 5.00%, 7/1/14	250	265

Peoria G.O. Unlimited Bonds, Series A, Projects of 2000 & 2005, 3.00%, 7/1/15	200	211

Peoria Municipal Development Authority, Inc. Revenue Refunding Bonds (AMBAC Insured), Escrowed To Maturity, 5.00%, 7/1/13	225	228

Phoenix Civic Improvement Corp. Transportation Excise TRB, Light Rail Project (AMBAC Insured), 5.00%, 7/1/13	395	400

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Junior Lien (NATL-RE Insured), 5.00%, 7/1/19	8,500	9,354

Phoenix G.O. Limited Refunding Bonds, Partially Escrowed to Maturity, 5.00%, 7/1/13	125	127

Phoenix G.O. Unlimited Bonds, Prerefunded, 4.50%, 7/1/14	370	390

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Arizona – 4.8% – continued

Phoenix G.O. Unlimited Bonds, Series B, 5.00%, 7/1/16	$5,000	$5,503

Pima County Street & Highway Revenue Refunding Bonds, 4.00%, 7/1/14	230	240

Pinal County Obligation Revenue Refunding Bonds, 3.00%, 8/1/15	1,820	1,911

Tempe G.O. Unlimited Bonds, 5.00%, 7/1/13	100	101

Tempe G.O. Unlimited Refunding Bonds, Series C, 2.00%, 7/1/13	195	196

Tucson Water System Revenue Bonds, 5.00%, 7/1/16	1,275	1,457
		55,949

California – 6.0%

Burbank Public Financing Authority Tax Allocation Revenue Bonds, Series A, Golden State Redevelopment (AMBAC Insured), Prerefunded, 5.25%, 12/1/13	250	259

California State Department of Water Resources Revenue Bonds, Series W (AGM-CR Insured), Partially Escrowed to Maturity, 5.50%, 12/1/13	350	362

California State Department of Water Resources Supply Revenue Bonds, Series L, 5.00%, 5/1/15	10,000	10,963

California State Department of Water Resources Supply Revenue Bonds, Series N, 5.00%, 5/1/13	175	176

California State Economic Recovery G.O. Unlimited Bonds, Series A, 5.25%, 7/1/13	350	355

California State G.O. Unlimited Refunding Bonds, 3.00%, 2/1/14	525	537
5.00%, 2/1/14	125	130
5.00%, 5/1/14	290	305
5.00%, 6/1/14	150	158
5.00%, 8/1/14	200	213
4.00%, 9/1/14	100	105
5.00%, 11/1/14	395	425

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

California – 6.0% – continued

California State G.O. Unlimited Bonds, 5.00%, 10/1/13	$100	$102
4.00%, 8/1/14	105	110

California State G.O. Unlimited Bonds, Prerefunded, 5.30%, 4/1/14	50	53

California State Health Facilities Financing Authority Revenue Bonds, Series C, Providence Health & Services, 5.00%, 10/1/14	500	534

California State Public Works Board Lease Revenue Bonds, Series C, University of California Institute Project, 5.00%, 4/1/13	150	150

California State University Systemwide Revenue Bonds, Series A, 5.00%, 11/1/14	350	376

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 9/1/13	150	153
3.00%, 3/1/14	335	344
5.00%, 3/1/14	125	131
5.00%, 12/1/14	250	270

California State Various Purpose G.O. Unlimited Refunding Bonds, 4.00%, 9/1/14	10,000	10,530

California Statewide Communities Development Authority Revenue Bonds, Proposition 1A Receivables Program, 5.00%, 6/15/13	10,000	10,103

East Bay Regional Park District G.O. Unlimited Refunding Bonds, 5.00%, 9/1/13	150	153

East Side Union High School District Santa Clara County G.O. Unlimited Refunding Bonds, 2012 Crossover (AGM Insured), 5.00%, 9/1/14	250	265

Fairfield-Suisun Unified School District G.O. Unlimited Refunding Bonds, 4.00%, 8/1/17	2,065	2,339
4.00%, 8/1/18	1,405	1,614

Los Angeles County Metropolitan Transportation Authority Sales TRB, Series A (Assured Guaranty Insured), 4.00%, 7/1/13	100	101

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 5.00%, 7/1/19	5,000	6,118

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT - INTERMEDIATE TAX - EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

California – 6.0% – continued

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 9/1/13	$100	$102
5.00%, 9/1/14	100	107

Los Angeles G.O. Unlimited Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 9/1/14	225	241

Los Angeles Unified School District G.O. Unlimited Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 7/1/13	150	152

Los Angeles Unified School District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.38%, 7/1/13	100	101

Los Angeles Unified School District G.O. Unlimited Bonds, Series C, Election 2002 (AGM Insured), 4.00%, 7/1/15	200	216

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, Election of 1997 (FGIC Insured), Prerefunded, 5.00%, 7/1/13	75	76

Los Angeles Unified School District G.O. Unlimited Bonds, Series I, 5.00%, 7/1/15	5,000	5,512

Los Angeles Unified School District G.O. Unlimited Bonds, Series KRY, 5.00%, 7/1/13	180	182

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A, 3.00%, 7/1/13	375	378

Los Angeles Wastewater System Revenue Refunding Bonds, Subseries A (NATL-RE Insured), 4.00%, 6/1/13	100	101

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series B, 5.00%, 7/1/13	150	152

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, 3.25%, 5/15/14	150	155

San Francisco Bay Area Toll Authority Bridge Variable Revenue Bonds, Series C3, 1.45%, Mandatory Put 8/1/17	6,725	6,915

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

California – 6.0% – continued

San Juan Unified School District G.O. Unlimited Bonds, 5.00%, 8/1/20	$1,125	$1,389

University of California Revenue Bonds, General Series AF, 5.00%, 5/15/19	1,000	1,222

University of California Revenue Bonds, Series D, Limited Project, Unrefunded Balance, 4.00%, 5/15/13	220	221

University of California Revenue Bonds, Series E, Limited Project, 3.00%, 5/15/14	100	103

University of California Revenue Bonds, Series O, 5.00%, 5/15/15	195	214

University of California Revenue Bonds, Series P, Regents University of California, 5.00%, 5/15/13	5,085	5,117
		70,090

Colorado – 1.5%

Adams County School District No. 50 Westminster G.O. Unlimited Refunding Bonds (State Higher Education Intercept Program), 4.00%, 12/1/20	4,775	5,530

Colorado State Board for Community Colleges & Occupational Education Systemwide Revenue Refunding Bonds, Series A (State Higher Education Intercept Program), 2.00%, 11/1/14	200	204

Colorado State Refunding COPS, Series A, UCDHSC Fitzsimons Academic Projects, 5.00%, 11/1/17	1,875	2,220

Denver City & County Excise Refunding TRB (AGM Insured), 5.25%, 11/1/14	100	101

Denver City & County Excise Refunding TRB, Series A (Assured Guaranty Insured), 6.00%, 9/1/21	5,000	6,167

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds (State Aid Withholding), 4.00%, 12/1/14	350	371

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Colorado – 1.5% – continued

Jefferson County School District No. R-001 G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 12/15/13	$1,085	$1,122

Regional Transportation District COPS, Series A, Transit Vehicles (AMBAC Insured), 5.00%, 12/1/16	1,590	1,806
		17,521

Connecticut – 1.9%

Connecticut State Economic Recovery G.O. Unlimited Bonds, Series D, 5.00%, 1/1/14	10,000	10,365

Connecticut State G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 3/1/14	565	590

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 12/1/13	125	129

Connecticut State G.O. Unlimited Bonds, Series F (NATL-RE Insured), Prerefunded, 5.25%, 10/15/13	100	103

Connecticut State G.O. Unlimited Refunding Bonds, Series B, 4.00%, 5/1/13	100	100
5.00%, 5/1/14	150	158
5.00%, 5/1/17	5,520	6,450

Connecticut State Housing Finance Authority Mortgage Finance Program Revenue Bonds, Series A, 0.55%, 5/15/14	750	753

Connecticut State Revolving Fund General Revenue Refunding Bonds, Series B, 4.00%, 6/1/13	250	252

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series 1, Second Lien, Transportation Infrastructure Purposes, 2.50%, 2/1/14	100	102

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series B, Transportation Infrastructure Purposes, 5.00%, 12/1/14	100	108

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Bonds, Series A, 3.00%, 12/1/13	100	102
5.00%, 12/1/13	100	103

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Connecticut – 1.9% – continued

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Refunding Bonds, Series 1, Second Lien, 5.00%, 2/1/17	$2,500	$2,905

Norwalk G.O. Unlimited Refunding Bonds, Series B, 2.50%, 7/1/15	50	52

Stamford Water Pollution Control System & Facility Revenue Bonds, Series A, 3.50%, 11/15/13	315	322

University of Connecticut Revenue Bonds, Series A (G.O. of University Insured), 3.00%, 2/15/14	100	102
3.60%, 4/1/14	250	259
		22,955

Delaware – 1.6%

Delaware State G.O. Unlimited Bonds, Series 2009C, 5.00%, 10/1/15	15,000	16,738

University of Delaware Revenue Refunding Bonds, Series B, 4.00%, 11/1/14	1,250	1,324
5.00%, 11/1/15	1,000	1,118
		19,180

District of Columbia – 0.1%

District of Columbia G.O. Unlimited Bonds, Series E (BHAC Insured), Escrowed To Maturity, 5.00%, 6/1/14	300	317

District of Columbia Income Tax Secured Revenue Bonds, Series A, 4.00%, 12/1/13	200	205

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C, 5.00%, 12/1/13	200	206
		728

Florida – 5.5%

Better Jacksonville Sales TRB (NATL-RE Insured), Prerefunded, 5.00%, 10/1/13	300	307

Cape Coral Water & Sewer Revenue Refunding Bonds, Series A (AGM Insured), 3.00%, 10/1/13	250	253

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT - INTERMEDIATE TAX - EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Florida – 5.5% – continued

Citizens Property Senior Secured Insurance Corp. High Risk Account Revenue Bonds, Series A-1, 5.00%, 6/1/14	$1,100	$1,159
5.50%, 6/1/14	75	79

Clay County Infrastructure Sales Surtax Revenue Bonds (Assured Guaranty Insured), 5.25%, 10/1/17	4,600	5,279

Florida State Board of Public Education Capital Outlay G.O. Unlimited Bonds, Series C (State Gtd.), 5.25%, 6/1/13	110	111

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/15	5,430	5,972

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A (State Gtd. NATL-RE Insured), Prerefunded, 5.00%, 6/1/13	5,750	5,856

Florida State Board of Public Education G.O. Unlimited Bonds, Series G (NATL-RE FGIC Insured), 5.25%, 6/1/13	250	252

Florida State Department of Transportation G.O. Unlimited Bonds, Series A, Right of Way, 5.00%, 7/1/13	100	101

Florida State Department of Transportation G.O. Unlimited Refunding Bonds, Series B, Right of Way, 6.38%, 7/1/14	1,500	1,615

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/13	5,000	5,062
5.00%, 7/1/15	10,000	11,009

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.00%, 10/1/16	4,000	4,569

Florida State Municipal Power Agency Revenue Bonds, Series A, Stanton II Project, 2.00%, 10/1/13	205	207

Florida State Turnpike Authority Department of Transportation Revenue Refunding Bonds, Series A, 5.00%, 7/1/14	250	265

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Florida – 5.5% – continued

Florida State Turnpike Authority Department of Transportation Revenue Bonds, Series A (AGM Insured), 5.00%, 7/1/13	$300	$303

Florida State Turnpike Authority Department of Transportation Revenue Refunding Bonds, Series A, 5.00%, 7/1/13	150	152

Florida State Turnpike Authority Department of Transportation Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 7/1/13	210	213

Florida State Water Pollution Control Financing Corp. Revenue Bonds, Series A, 5.00%, 7/15/14	300	319

Hillsborough County Capital Improvement Program Revenue Refunding Bonds (NATL-RE Insured), 4.00%, 8/1/13	200	203

Jacksonville Local Government Sales Refunding TRB (NATL-RE FGIC Insured), 5.50%, 10/1/13	150	154

Jacksonville Special Revenue Bonds, Series C-1, 5.00%, 10/1/13	150	154

JEA Electric System Revenue Bonds, Series Three D-1, 4.00%, 10/1/15	250	272

Jea St. Johns River Power Park System Revenue Refunding Bonds, Series 24, Issue 2, 3.00%, 10/1/13	200	203

Manatee County Public Utilities Revenue Refunding & Improvement Bonds (NATL-RE Insured), Prerefunded, 4.70%, 10/1/13	100	102

Miami-Dade County G.O. Unlimited Bonds, Series B, Building Better Communities Program, 5.00%, 7/1/15	5,000	5,497

Miami-Dade County School Board COPS, Series D (NATL-RE FGIC Insured), Prerefunded, 5.00%, 8/1/13	485	493

Miami-Dade County Water & Sewer Revenue Refunding Bonds (NATL-RE Insured), 5.00%, 10/1/13	3,500	3,581

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Florida – 5.5% – continued

Palm Beach County School Board Refunding COPS, Series E (AMBAC Insured), 5.38%, 8/1/15	$5,000	$5,539

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series A, 5.00%, 10/1/16	1,500	1,694

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series B, 5.00%, 10/1/14	2,535	2,696

Tallahassee Blueprint 2000 Intergovernmental Agency Sales TRB (NATL-RE Insured), 5.00%, 10/1/14	500	531

Tampa Bay Water Utility System Revenue Refunding & Improvement Bonds (NATL-RE FGIC Insured), 5.25%, 10/1/13	200	205
		64,407

Georgia – 3.0%

Columbia County Sales Tax G.O. Unlimited Bonds, 4.00%, 4/1/13	100	100

Fulton County Facilities Corp. COPS, Public Purpose Project, 5.00%, 11/1/15	2,250	2,485
5.00%, 11/1/16	2,280	2,589

Georgia State G.O. Unlimited Bonds, Series D, Prerefunded, 4.50%, 12/1/13	100	103

Georgia State G.O. Unlimited Bonds, Series F, 5.00%, 11/1/14	5,000	5,377

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 6/1/18	5,000	5,940

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A (AGM Insured), 5.00%, 6/1/13	3,000	3,025

Georgia State Road & Tollway Authority Revenue Bonds (State Gtd.) Prerefunded, 5.00%, 10/1/13	120	123

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Georgia – 3.0% – continued

Gordon County School District Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 9/1/13	$1,000	$1,011

Gwinnett County Development Authority COPS, Public Schools Project (NATL-RE Insured), Prerefunded, 5.25%, 1/1/14	115	119

Gwinnett County Water & Sewerage Authority Revenue Refunding Bonds (County Gtd.), 3.50%, 8/1/13	100	101
4.00%, 8/1/13	425	431

Henry County School District G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/19	5,270	6,430

Houston County School District Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 2.00%, 9/1/13	600	605

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture (AMBAC Insured), 5.00%, 7/1/14	700	741

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture (NATL-RE FGIC Insured), 5.00%, 7/1/15	4,000	4,399

Municipal Electric Authority of Georgia Revenue Bonds, Subseries D, Project One, 5.00%, 1/1/14	1,045	1,082

Private Colleges & Universities Authority Revenue Bonds, Series A, Emory University, 5.00%, 9/1/13	200	204
		34,865

Hawaii – 0.8%

Hawaii State G.O. Unlimited Bonds, Series CH (NATL-RE-IBC Insured), 4.75%, 11/1/13	300	308

Hawaii State G.O. Unlimited Bonds, Series DA (NATL-RE Insured), Prerefunded, 5.25%, 9/1/13	5,000	5,107

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT - INTERMEDIATE TAX - EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Hawaii – 0.8% – continued

Hawaii State G.O. Unlimited Refunding Bonds, Series DB (NATL-RE Insured), 4.25%, 9/1/13	$100	$102

Hawaii State G.O. Unlimited Refunding Bonds, Series DJ (AMBAC Insured), 5.00%, 4/1/14	100	105

Hawaii State G.O. Unlimited Refunding Bonds, Series DW, 4.00%, 11/1/13	150	153

Honolulu City & County Board of Water Supply Revenue Bonds, Series A (NATL-RE FGIC Insured), 4.00%, 7/1/14	245	256

Honolulu City & County G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.00%, 7/1/14	305	323

Honolulu City & County G.O. Unlimited Bonds, Series F, 5.00%, 9/1/15	2,000	2,220

Honolulu City & County G.O. Unlimited Prerefunded Bonds, Series B, Escrowed to Maturity, 5.00%, 10/1/13	140	144

Honolulu City & County Wastewater System Revenue Bonds, Senior Series B, First Bond Resolution, 3.00%, 7/1/14	255	264

Honolulu City & County Wastewater System Revenue Bonds, Senior Series C, First Bond Resolution (NATL-RE Insured), 4.00%, 7/1/13	100	101
		9,083

Idaho – 0.1%

Idaho Housing & Finance Association Unemployment Compensation Revenue Bonds, 2.00%, 8/15/13	675	680

Illinois – 2.6%

Central Lake County Joint Action Water Agency Revenue Refunding Bonds, 4.00%, 5/1/20	5,350	6,153

Chicago Wastewater Transmission Revenue Bonds, Second Lien, 3.00%, 1/1/14	350	357

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Illinois – 2.6% – continued

Cook Kane Lake & McHenry County’s Community College District No. 512 G.O. Unlimited Refunding Bonds, William Rainey Harper College Project, 5.00%, 12/1/13	$500	$516

Du Page Cook & Will County’s Community College District No. 502 G.O. Unlimited Bonds, Series A, 3.00%, 6/1/13	210	211

Du Page County Community High School District No. 108 G.O. Unlimited Refunding Bonds, 4.00%, 1/1/19	1,000	1,147

DuPage County Forest Preserve District G.O. Unlimited Bonds, 4.25%, 11/1/13	100	102

Grundy & Will County’s Community Unit School District No. 1 G.O. Unlimited Bonds, 5.88%, 2/1/16	1,120	1,271

Illinois State Development Finance Authority Variable Rate Revenue Bonds, St. Vincent De Paul Project, 1.88%, Mandatory Put 3/1/19	2,000	1,997

Illinois Finance Authority Revenue Bonds, Series A-1, Advocate Health Care, 5.00%, Mandatory Put 1/15/20	1,295	1,549

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.00%, 3/1/15	4,000	4,327

Illinois State Sales TRB, 5.38%, 6/15/16	2,010	2,019

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series B, 5.00%, 12/15/19	3,500	3,848

Lake County Forest Preservation District Revenue Debt Certificates, Series C, 3.25%, 12/15/13	100	102

Northwest Suburban Municipal Joint Action Water Agency Revenue Bonds, Series A, Escrowed to Maturity, 5.00%, 5/1/13	235	236

Schaumburg G.O. Unlimited Bonds, Series B (NATL-RE FGIC Insured), Prerefunded, 5.00%, 12/1/14	750	809

Schaumburg Park District G.O. Limited Bonds, Series A, 2.00%, 12/15/13	2,900	2,928

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Illinois – 2.6% – continued

Will County Community High School District No. 210 Lincoln-Way G.O. Unlimited Bonds (NATL-RE FGIC Insured), 4.00%, 1/1/14	$500	$514

Winnebago County Public Safety G.O. Unlimited Sales Tax Revenue Refunding Bonds, 3.00%, 12/30/18	2,165	2,360
		30,446

Indiana – 1.3%

Anderson School Building Corp. First Mortgage Revenue Bonds (AMBAC Insured), Prerefunded, 5.00%, 7/15/13	250	253

Hamilton Southeastern Consolidated School Building Corp. First Mortgage Revenue Bonds, Series B (AGM Insured), Prerefunded, 5.00%, 7/15/14	100	106

Indiana Finance Authority Highway Revenue Refunding Bonds, Series A, 4.00%, 12/1/14	100	106

Indiana Finance CWA Authority Wastewater Utility Revenue Bonds, Series A, First Lien, 4.00%, 10/1/14	1,380	1,455

Indiana State Facilities Finance Authority Revenue Refunding Bonds, 5.00%, 7/1/14	3,485	3,687

Indiana State Finance Authority Revenue Bonds, Series A, Revolving Fund Program, 5.00%, 2/1/14	325	338

Indiana State Transportation Finance Authority Revenue Bonds, Series A (AGM Insured), 5.25%, 6/1/13	250	252

Indiana State Transportation Finance Authority Revenue Bonds, Series A (FGIC Insured), Prerefunded, 5.13%, 6/1/14	3,350	3,538
5.30%, 6/1/14	150	159

Indiana University Student Fee Revenue Bonds, Series R (AMBAC Insured), 5.00%, 8/1/13	100	102

Indiana University Student Fee Revenue Bonds, Series U, 5.00%, 8/1/14	470	500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Indiana – 1.3% – continued

Indianapolis Local Public Improvement Bank Multipurpose Revenue Bonds, Series D, 5.25%, 1/10/15	$2,430	$2,464

Pike Township Multi-School Building Corp. First Mortgage Revenue Bonds (State Aid Withholding), 4.00%, 1/15/14	1,805	1,858

Purdue University Revenue Bonds, Series A, 5.00%, 7/1/14	250	265

Tri-Creek High School Building Corp. Revenue Bonds (AGM Insured State Aid Withholding), Prerefunded, 5.00%, 7/15/13	400	406
		15,489

Iowa – 0.0%

Davenport G.O. Unlimited Corporate Bonds, Series D, 3.00%, 6/1/13	200	201

Kansas – 0.5%

Johnson County International Improvement G.O. Unlimited Refunding Bonds, Series C, 3.00%, 9/1/14	140	146

Kansas Development Finance Authority Revenue Bonds, Series K, Department of Commerce Impact Program, 5.00%, 12/1/14	250	269

Kansas State Department of Transportation Highway Reveue Bonds, Series C, Prerefunded, 5.00%, 3/1/14	100	104

Olathe G.O. Unlimited Bonds, Series 210, 4.00%, 10/1/14	185	195

Wichita G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/18	2,230	2,700

Wichita Water & Sewer Utility Revenue Bonds (NATL-RE FGIC Insured), Prerefunded, 5.00%, 10/1/13	2,000	2,048
		5,462

Kentucky – 0.5%

Kentucky State Property & Buildings Commission Revenue Bonds, Series A, Project No. 95, 5.00%, 8/1/15	5,805	6,410

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT - INTERMEDIATE TAX - EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Maine – 0.1%

Maine State Municipal Bank Revenue Bonds, Series A (G.O. of Bond Bank Insured), 5.00%, 11/1/13	$400	$412

Maine State Turnpike Authority Revenue Bonds (AMBAC Insured), Prerefunded, 5.00%, 7/1/13	500	506
		918

Maryland – 3.7%

Annapolis G.O. Unlimited Refunding Bonds, 3.00%, 8/1/13	200	202

Anne Arundel County Consolidated General Improvement G.O. Limited Bonds, 5.00%, 4/1/14	200	210
5.00%, 3/1/15	380	414
5.00%, 4/1/18	2,915	3,495

Baltimore Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 3.00%, 10/15/13	175	178
4.00%, 10/15/13	125	128
4.00%, 10/15/14	250	264

Charles County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, 2.00%, 7/15/13	100	100

Charles County G.O. Unlimited Refunding Bonds, Unrefunded Balance, Prerefunded, 4.25%, 3/1/15	165	177

Frederick County G.O. Unlimited Refunding Bonds, Series C, 4.00%, 12/1/15	6,375	6,977

Frederick G.O. Unlimited Bonds (NATL-RE Insured), 5.00%, 8/1/13	200	203

Howard County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/15/14	450	480
5.00%, 2/15/19(1)	3,735	4,560

Howard County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 4/15/14	100	105

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Maryland – 3.7% – continued

Maryland State & Local Facilities Loan Capital Improvement G.O. Unlimited Bonds, Series A, 5.50%, 3/1/14	$725	$760

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Second Series A, 5.00%, 8/1/13	100	102
2.00%, 8/15/13	245	247

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/13	200	203
5.00%, 8/1/16	15,000	17,221

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, Second Series, 4.50%, 8/1/20	5,000	6,080

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.00%, 5/1/13	245	246

Maryland State Department of Transportation Revenue Bonds, Prerefunded, 5.00%, 5/1/14	150	158

Maryland State Transportation Authority Facilities Project Revenue Bonds (AGM Insured), 5.25%, 7/1/13	350	355

Maryland State Water Quality Financing Administration Revenue Bonds, Series A, Revolving Loan Fund, 5.00%, 3/1/14	145	151

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, Prerefunded, 4.00%, 5/1/13	200	201

Prince Georges County Consolidated Public Improvement G.O. Limited Bonds, 5.00%, 9/15/13	350	358
5.50%, 10/1/13	150	154

Prince Georges County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 7/15/14	100	106

Washington Suburban Sanitary District Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 6/1/13	275	277
		44,112

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Massachusetts – 1.2%

Boston G.O. Unlimited Bonds, Series A (State Aid Withholding), 4.00%, 4/1/13	$150	$150

Boston G.O. Unlimited Bonds, Series D, 4.00%, 4/1/13	250	250

Cambridge Municipal Purpose Loan G.O. Limited Bonds, 3.00%, 2/15/20	4,575	5,060

Massachusetts Bay Transportation Authority Assessment Revenue Bonds, Series A, Prerefunded, 4.25%, 7/1/14	50	53

Massachusetts Consolidated Loan G.O. Unlimited Bonds, Series A, 5.00%, 8/1/14	250	266

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series B, 4.00%, 8/1/13	135	137

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series C (NATL-RE FGIC G.O. of Commonwealth Insured), 5.50%, 11/1/13	515	531
5.50%, 11/1/14	525	569

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series D (NATL-RE Insured), 6.00%, 11/1/13	325	336

Massachusetts State Consolidated Loan G.O. Unlimited Bonds, Series A, 5.25%, 8/1/13	60	61

Massachusetts State Department of Transportation Metropolitan Highway System Revenue Bonds, Senior Series B, 5.00%, 1/1/15	3,500	3,768

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series A, Harvard University (G.O.of Institution Insured), 3.00%, 12/15/13	150	153

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series L, Massachusetts Institute of Technology, 5.00%, 7/1/13	100	101

Massachusetts State Port Authority Revenue Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 7/1/13	650	658

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Massachusetts – 1.2% – continued

Massachusetts State School Building Authority Sales TRB, Senior Series B, 5.00%, 10/15/15	$1,000	$1,117

Massachusetts State Special Obligation Revenue Refunding Bonds, Series A, Senior Federal Highway Grant Anticipation Notes, 5.00%, 6/15/13	250	253
5.00%, 12/15/13	245	253

Massachusetts State Water Pollution Abatement Trust Revenue Refunding Bonds, 3.00%, 8/1/13	250	252

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 12, Pool Program, 4.00%, 8/1/13	250	253

Massachusetts State Water Pollution Abatement Trust Revenue Refunding Bonds, Series 15A, State Revolving Fund, 5.00%, 8/1/13	190	193

Wayland Municipal Purpose Loan G.O. Limited Bonds, 4.00%, 2/1/14	150	155
		14,569

Michigan – 1.9%

Ann Arbor School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/13	165	166

Dearborn School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 4.00%, 5/1/14	925	962

Detroit Water Supply System Revenue Bonds, Series A, Senior Lien (NATL-RE Insured), Prerefunded, 5.25%, 7/1/13	1,000	1,013

Eaton Rapids Public Schools G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/20	800	970

Flushing Community Schools District G.O. Unlimited Bonds (Q-SBLF Insured), Prerefunded, 5.25%, 5/1/13	195	196

Grand Rapids Public School Building & Site G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 5/1/14	4,775	5,021

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Michigan – 1.9% – continued

Kentwood Public Schools G.O. Unlimited Refunding Bonds, 4.00%, 5/1/18	$2,340	$2,684

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II (NATL-RE Insured), Escrowed to Maturity, 5.25%, 10/15/13	250	257

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II (NATL-RE Insured), Prerefunded, 5.00%, 10/15/13	5,000	5,129

Michigan State Finance Authority Revenue Refunding Bonds, State Revolving Fund, 5.00%, 10/1/19	2,755	3,389

Michigan State Finance Authority Unemployment Obligation Assessment Revenue Refunding Bonds, Series B, 5.00%, 7/1/22	1,850	2,087

Michigan State Trunk Line Fund Revenue Bonds (FGIC Insured), Prerefunded, 5.00%, 9/1/14	100	107

Michigan State University General Revenue Bonds, Series A (AMBAC Insured), 5.00%, 2/15/14	100	104

New Haven Community School Building & Site G.O. Unlimited Refunding Bonds (AGM Q-SBLF Insured), 4.00%, 5/1/13	125	125

South Haven Public Schools G.O. Unlimited Bonds (AGM Insured), Prerefunded, 5.00%, 5/1/13	100	100

Waverly Community School G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 5/1/13	300	301

Zeeland Public Schools Building & Site G.O. Unlimited Bonds (NATL-RE Insured), Prerefunded, 5.25%, 5/1/14	165	174
		22,785

Minnesota – 2.7%

Buffalo Independent School District No. 877 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program Insured), 3.00%, 2/1/17	825	894

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Minnesota – 2.7% – continued

Edina Independent School Building District No. 273 G.O. Unlimited Refunding Bonds, Series B (School District Credit Program Insured), 5.00%, 2/1/18	$4,310	$5,127

Farmington Independent School Building District No. 192 G.O. Unlimited Refunding Bonds, Series A (NATL-RE School District Credit Program Insured), 4.00%, 6/1/13	100	101

Minnesota State 911 Revenue Bonds, Public Safety Radio Communications System (Assured Guaranty Insured), 4.00%, 6/1/13	250	252

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/13	250	256

Minnesota State G.O. Unlimited Bonds, Series C, 5.00%, 8/1/13	5,000	5,082

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series D, 5.00%, 8/1/15	500	554

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F, 4.00%, 8/1/15	10,000	10,847

Northern Municipal Power Agency Electric System Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 5.00%, 1/1/14	2,320	2,403

Rochester Wastewater G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/1/19	1,810	2,202

St. Paul Metropolitan Area Council Minneapolis Transit G.O. Unlimited Refunding Bonds, Series C, 5.00%, 2/1/14	250	260

St. Paul Metropolitan Area Council Minneapolis Wastewater G.O. Unlimited Refunding Bonds, Series E, 5.00%, 9/1/21	3,350	4,231
		32,209

Mississippi – 0.2%

Mississippi State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/13	2,620	2,684

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Missouri – 0.1%

Curators of the University of Missouri System Facilities Revenue Bonds, Series A, Prerefunded, 5.00%, 11/1/13	$550	$566

Kansas City Water Revenue Refunding & Improvement Bonds, Series A, 5.00%, 12/1/14	100	108

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Bonds, Series C, State Revolving Funds Program, 5.00%, 7/1/13	100	101

Missouri State Highways & Transit Commission Road Revenue Bonds, Series A, First Lien, 5.00%, 5/1/13	225	226

Missouri State Highways & Transit Commission Road Revenue Refunding Bonds, Senior Lien, 4.00%, 2/1/14	200	206
		1,207

Nebraska – 0.2%

Nebraska State Public Power District General Revenue Bonds, Series A, 4.00%, 1/1/14	125	128

Nebraska State Public Power District General Revenue Bonds, Series B, 5.00%, 1/1/14	1,730	1,793

Omaha Public Power District Revenue Bonds, Series C, 4.00%, 2/1/14	130	134

University of Nebraska Facilities Corp. Deferred Maintenance Revenue Bonds, 2.50%, 7/15/13	100	101
		2,156

Nevada – 1.4%

Clark County Highway Improvement Motor Vehicle Fuel Tax Revenue Refunding Bonds (AMBAC Insured), 5.00%, 7/1/13	635	643
5.25%, 7/1/13	175	177

Clark County School District Building G.O. Limited Bonds, Series B (AMBAC Insured), 5.00%, 6/15/15	2,000	2,198

Clark County School District G.O. Limited Bonds, Series C (AGM Insured), 5.00%, 6/15/18	2,000	2,227

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Nevada – 1.4% – continued

Clark County School District G.O. Limited Refunding Bonds (AGM Insured), 5.50%, 6/15/14	$400	$425

Clark County School District G.O. Limited Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.00%, 6/15/13	425	429

Clark County School District G.O. Limited Refunding Bonds, Series A (NATL-RE Insured), 5.00%, 6/15/13	100	101

Clark County School District G.O. Limited Tax Refunding Bonds, Series A, 5.00%, 6/15/14	100	106

Clark County Transportation G.O. Limited Refunding Bonds, Series A (AGM Insured), 5.00%, 6/1/13	130	131

Clark County Transportation G.O. Limited Refunding Bonds, Series A (AMBAC Insured), 5.00%, 12/1/15	3,000	3,222

Clark County Transportation G.O. Limited Refunding Bonds, Series B (AMBAC Insured), 5.00%, 12/1/13	490	506

Clark County Water Reclamation District G.O. Limited Bonds, Series B, 4.00%, 7/1/13	1,225	1,237

Las Vegas G.O. Limited Refunding Bonds (AMBAC Insured), Prerefunded, Escrowed to Maturity, 5.00%, 6/1/13	380	383

Las Vegas G.O. Limited Refunding Bonds, Unrefunded Balance (AMBAC Insured), 5.00%, 6/1/13	1,220	1,230

Las Vegas Sewerage G.O. Limited Refunding Bonds, Series A (NATL-RE FGIC Insured), 4.00%, 4/1/13	200	200

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series D, 2.00%, 6/1/13	200	201

Las Vegas Valley Water District G.O. Limited Tax Refunding Bonds, Series D, 5.00%, 6/1/15	770	844

Nevada State Capital Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 2/1/14	100	104

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Nevada – 1.4% – continued

Washoe County School District Building G.O. Limited Refunding Bonds, Series A (NATL-RE Insured) Prerefunded, Escrowed to Maturity, 5.00%, 6/1/13	$40	$40

Washoe County School District Building G.O. Limited Refunding Bonds, Series A, Unrefunded Balance (NATL-RE Insured), 5.00%, 6/1/13	155	156

Washoe County School District G.O. Limited Bonds, Series C, 3.00%, 4/1/14	400	410

Washoe County School District G.O. Limited Tax Refunding Bonds, Series A, 4.00%, 6/1/19	1,825	2,084
		17,054

New Hampshire – 0.4%

Manchester School Facilities Revenue Bonds (NATL-RE Insured), Prerefunded, 5.50%, 6/1/13	1,400	1,413

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series A, University System, 5.00%, 7/1/14	3,000	3,175
		4,588

New Jersey – 4.6%

Bergen County G.O. Unlimited Bonds (School Board Resource Fund Insured), 4.00%, 9/1/13	200	203

Bergen County G.O. Unlimited Bonds, Series A, 2.50%, 11/1/13	105	106

Franklin Township G.O. Unlimited Refunding Bonds, 4.00%, 5/1/13	250	251

Garden State Preservation Trust Open Space & Farmland Revenue Bonds, Series A (AGM Insured), 5.50%, 11/1/13	500	516

Garden State Preservation Trust Open Space & Farmland Revenue Bonds, Series B (NATL-RE Insured), 6.38%, 11/1/13	150	156

Mercer County G.O. Unlimited Refunding Bonds, 4.50%, 5/1/14	200	209

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New Jersey – 4.6% – continued

Middlesex County Improvement Authority Revenue Bonds (County Gtd.), Prerefunded, 5.25%, 9/15/13	$400	$409

Middlesex County Improvement Authority Revenue Refunding Bonds, Capital Equipment & Improvement Project (County Gtd.), 4.00%, 9/15/13	175	178

Monmouth County G.O. Unlimited Bonds, 4.00%, 1/15/19	3,515	4,072
4.00%, 1/15/20	5,255	6,136

New Jersey Environmental Infrastructure Trust Revenue Bonds, 5.00%, 9/1/20	2,280	2,843

New Jersey State EDA School Facilities Construction Revenue Bonds, Series T-3 (AGM Insured), Prerefunded, 5.00%, Mandatory Put 9/1/14	2,500	2,668

New Jersey State EDA School Facilities Construction Revenue Bonds, Series I, Prerefunded, 5.25%, 9/1/14	100	107

New Jersey State EDA School Facilities Construction Revenue Bonds, Series O, Prerefunded, 5.13%, 3/1/15	375	409

New Jersey State EDA School Facilities Construction Revenue Refunding Bonds, Series EE, 5.00%, 9/1/18	10,600	12,644

New Jersey State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/15	3,200	3,539

New Jersey State G.O. Unlimited Refunding Bonds, Series H, 5.25%, 7/1/13	350	355

New Jersey State Transit Corp. COPS, Series A (AMBAC Insured), 5.25%, 9/15/14	2,000	2,136

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series A (FGIC Insured), Prerefunded, 5.25%, 6/15/14	100	106

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 12/15/13	595	616

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New Jersey – 4.6% – continued

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/19	$2,250	$2,697

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series C (AGM Indured), Escrowed to Maturity, 5.75%, 12/15/14	225	246

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series D (AMBAC Insured), Unrefunded Balance, 5.00%, 6/15/18	4,000	4,374

New Jersey State Turnpike Authority Revenue Bonds, Series A (NATL-RE FGIC Insured), Prerefunded, 4.75%, 7/1/13	150	152

New Jersey State Turnpike Authority Revenue Refunding Bonds, Series A (NATL-RE Insured), Escrowed To Maturity, 6.00%, 1/1/14	100	104

New Jersey State Various Purpose G.O. Unlimited Bonds (AMBAC Insured), Prerefunded, 4.50%, 4/1/14	300	313

New Jersey State Various Purpose G.O. Unlimited Bonds, Escrowed to Maturity, 5.00%, 4/1/13	100	100

Union County G.O. Unlimited Bonds, 3.00%, 3/1/19	4,315	4,727

Union County G.O. Unlimited Bonds, Series B (School Board Resource Fund Insured), 3.00%, 3/1/20	2,987	3,269

Union County Vocational Technology School G.O. Unlimited Bonds (School Board Resource Fund Insured), 3.00%, 3/1/18	460	503
		54,144

New Mexico – 1.8%

Albuquerque G.O. Unlimited Bonds, Series A, 3.00%, 7/1/15	1,590	1,682

Albuquerque General Purpose G.O. Unlimited Bonds, Series A, 4.00%, 7/1/17	5,050	5,731

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New Mexico – 1.8% – continued

Las Cruces School District No. 2 G.O. Unlimited Bonds, Series A (State Aid Withholding), 4.00%, 8/1/13	$775	$785

Los Alamos County, Inc. Gross Receipts Improvement TRB, 4.00%, 6/1/13	1,000	1,006
5.75%, 6/1/14	200	213

New Mexico State Finance Authority Public Project Revenue Bonds, Series A-1, Senior Lien, 3.50%, 6/1/13	100	100

New Mexico State Severance Tax Revenue Refunding Bonds, Series D, 5.00%, 7/1/17	10,000	11,794
		21,311

New York – 6.9%

Hempstead Town Public Improvement G.O. Unlimited Bonds, Series A, 3.00%, 8/15/13	200	202

Long Beach City School District G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 5/1/18	4,015	4,389

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series C (AMBAC Insured), 5.00%, 11/15/13	100	103

Metropolitan Transportation Authority Revenue Bonds, Series A, 5.00%, 11/15/18	1,000	1,200

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.00%, 11/15/17	2,235	2,634

Metropolitan Transportation Authority Revenue Refunding Bonds, Series A (AMBAC Indured), 5.50%, 11/15/14	450	488

Metropolitan Transportation Authority Revenue Refunding Bonds, Series F, 2.00%, 11/15/14	150	154

Nassau County Interim Finance Authority Sales Tax Secured Revenue Bonds, Series A, 5.00%, 11/15/13	170	175

Nassau County Interim Finance Authority Sales Tax Secured Revenue Bonds, Series D (NATL-RE Insured), 5.00%, 11/15/13	500	515

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New York – 6.9% – continued

Nassau County Interim Finance Authority Sales Tax Secured Revenue Refunding Bonds, Series B (AMBAC Insured), 5.00%, 11/15/13	$500	$515

New York City G.O. Unlimited Bonds, Series A, 2.50%, 8/1/13	100	101
5.00%, 8/1/13	100	102

New York City G.O. Unlimited Bonds, Series A (NATL-RE-IBC Insured), 5.00%, 8/1/14	200	213

New York City G.O. Unlimited Bonds, Series A, Prerefunded, Escrowed to Maturity, 3.88%, 8/1/13	5	5

New York City G.O. Unlimited Bonds, Series A, Unrefunded Balance, 3.88%, 8/1/13	95	96

New York City G.O. Unlimited Bonds, Series B, 5.00%, 8/1/13	105	107

New York City G.O. Unlimited Bonds, Series C, 4.00%, 8/1/14	100	105
5.00%, 8/1/14	250	266

New York City G.O. Unlimited Bonds, Series D, Prerefunded, 5.00%, 10/15/13	150	154

New York City G.O. Unlimited Bonds, Series E, 5.00%, 8/1/13	125	127
5.25%, 8/1/13	300	305
4.00%, 8/1/14	245	257

New York City G.O. Unlimited Bonds, Series E (AGM Insured), 5.25%, 8/1/13	100	102

New York City G.O. Unlimited Bonds, Series F, Prerefunded, Escrowed to Maturity, 5.00%, 8/1/13	35	36

New York City G.O. Unlimited Bonds, Series F, Unrefunded Balance, 5.00%, 8/1/13	115	117

New York City G.O. Unlimited Bonds, Series G, 5.00%, 8/1/13	250	254
5.00%, 8/1/13	200	203
5.00%, 8/1/14	160	170
5.00%, 8/1/14	100	106

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New York – 6.9% – continued

New York City G.O. Unlimited Bonds, Series G, Prerefunded, Escrowed to Maturity, 4.00%, 8/1/13	$10	$10

New York City G.O. Unlimited Bonds, Series G, Unrefunded Balance, 4.00%, 8/1/13	40	41

New York City G.O. Unlimited Bonds, Series H, Prerefunded, Escrowed to Maturity, 5.00%, 8/1/13	130	132

New York City G.O. Unlimited Bonds, Series H, Unrefunded Balance, 5.00%, 8/1/13	220	224

New York City G.O. Unlimited Bonds, Series K, 4.00%, 8/1/14	100	105

New York City G.O. Unlimited Bonds, Series A-1, 5.00%, 8/15/13	250	255

New York City G.O. Unlimited Bonds, Series E-1, 4.25%, 10/15/13	100	102

New York City G.O. Unlimited Bonds, Series H-1, 5.00%, 3/1/16	5,000	5,628

New York City G.O. Unlimited Bonds, Subseries F-1, 5.25%, 9/1/14	150	161

New York City G.O. Unlimited Bonds, Subseries G-3, 3.00%, 8/1/14	490	508

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series C, Fiscal 2008, 5.00%, 6/15/13	200	202

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series D, Fiscal 2011, 5.00%, 2/1/14	135	140

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-2, Fiscal 2009 (State Aid Withholding), 5.00%, 7/15/14	205	218

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Prerefunded, 5.25%, 8/1/13	5,035	5,122

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New York – 6.9% – continued

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A, Prerefunded, Escrowed to Maturity, 5.00%, 11/1/15	$1,775	$1,974

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A, Unrefunded Balance, 5.00%, 11/1/15	3,225	3,603

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series B, Escrowed to Maturity, 4.00%, 11/1/13	115	118

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-3, Escrowed to Maturity, 4.00%, 8/1/14	200	210

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B-3, 5.00%, 11/1/14	225	242

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries C-1, 4.00%, 11/1/14	210	223

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E, 5.00%, 11/1/15	50	56

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Subseries D-2, 5.00%, 11/1/13	350	360
5.00%, 11/1/14	350	369

New York City Transitional Finance Authority Future TRB, Series A, Unrefunded Balance, 5.00%, 11/1/14	170	183

New York City Transitional Finance Authority Recovery Revenue Bonds, Subseries 3B-1, 5.00%, 11/1/14	190	204

New York City Transitional Finance Authority Subordinated Future Tax Secured Revenue Bonds, Series B, Escrowed to Maturity, 5.00%, 11/1/15	2,470	2,754

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New York – 6.9% – continued

New York City Transitional Finance Authority Subordinated Future Tax Secured Revenue Bonds, Series B, Unrefunded Balance, 5.00%, 11/1/15	$5,930	$6,625

New York City Transitional Finance Authority Subordinated Future Tax Secured Revenue Bonds, Subseries B3, Escrowed to Maturity, 4.00%, 11/1/13	265	271

New York Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 4/1/14	100	105

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.00%, 10/1/16	1,905	2,161
5.00%, 10/1/17	2,880	3,336

New York State Dormitory Authority Personal Education Income TRB, Series A, 5.00%, 3/15/14	100	105
5.00%, 3/15/16	1,265	1,434

New York State Dormitory Authority Personal Education Income TRB, Series B, 4.00%, 3/15/14	350	363

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Bonds, Series C, 4.00%, 3/15/14	185	192

New York State Dormitory Authority Personal Income TRB, Series A, Economic Development & Housing, 4.00%, 12/15/14	100	106

New York State Dormitory Authority Personal Income TRB, Series F (AGM Insured), 5.00%, 3/15/14	100	105

New York State Dormitory Authority Personal Income TRB, Series A, Healthcare, 4.00%, 3/15/14	150	156

New York State Dormitory Authority Revenue Bonds, Series 1, Memorial Sloan Kettering (NATL-RE-IBC Insured), Prerefunded, 4.50%, 7/1/13	500	505

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New York – 6.9% – continued

New York State Dormitory Authority Revenue Bonds, Series A, Columbia University, 5.00%, 7/1/14	$150	$159

New York State Dormitory Authority Revenue Bonds, Series B, Upstate Community Colleges, 5.25%, 7/1/13	100	101

New York State Dormitory Authority Revenue Bonds, Series B, Columbia University, 5.00%, 7/1/13	250	253

New York State Dormitory Authority Supported Debt Revenue Bonds, Series A, City University System Consolidated Fifth General (NATL-RE FGIC Insured), 5.00%, 7/1/13	240	243

New York State Dormitory Authority Supported Debt Revenue Bonds, Series A, State University Dormitory Facilities, 4.00%, 7/1/13	250	252

New York State Dormitory Authority Supported Debt Revenue Bonds, Series A, State University Educational Facilities, Third General (NATL-RE FGIC Insured), 5.00%, 5/15/14	100	105

New York State Dormitory Authority Supported Debt Revenue Bonds, Series B, City University Consolidated Fifth General Resolution, 5.00%, 7/1/14	1,370	1,452

New York State Dormitory Authority Supported Debt Revenue Bonds, Series B, Mental Health Services Facilities Improvement (State Appropriation Insured), 5.00%, 2/15/14	2,810	2,927

New York State Dormitory Authority Supported Debt Revenue Refunding Bonds, Series A, Consolidated Service Contract, 3.00%, 7/1/13	200	201

New York State Dormitory Authority Supported Debt Revenue Refunding Bonds, Series A, Department of Health, 5.00%, 7/1/13	100	101

New York State Dormitory Economic Development & Housing Authority Personal Income TRB, Series A, 5.00%, 12/15/13	230	238

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New York – 6.9% – continued

New York State Environmental Facilities Corp. Clean & Drinking Water Revolving Funds Revenue Bonds, Series B, New York City Municipal Water Projects, 5.00%, 6/15/13	$200	$202

New York State Environmental Facilities Corp. Clean & Drinking Water Revolving Funds Revenue Bonds, Subseries B, New York City Municipal Projects, 5.00%, 6/15/13	350	354

New York State Environmental Facilities Corp. Clean Water & Drinking Revolving Funds Revenue Bonds, Subseries B, Municipal Water Finance Authority Projects, 4.00%, 6/15/14	250	262

New York State Environmental Facilities Corp. Personal Income TRB, Series A, 5.00%, 12/15/13	120	124
4.00%, 12/15/14	350	372
4.00%, 12/15/14	100	106

New York State Environmental Facilities Corp. Revenue Bonds, Series C, 4.00%, 10/15/13	175	179

New York State Environmental Facilities Corp. Revenue Bonds, Series C, State Revolving Funds, 4.00%, 5/15/14	210	219

New York State Facilities Urban Development Corp. Personal Income TRB, Series A-1 (NATL-RE FGIC Insured), 5.00%, 3/15/14	715	748

New York State Facilities Urban Development Corp. Revenue Bonds, Series A-1 (NATL-RE FGIC Insured), Prerefunded, 5.00%, 3/15/14	485	507

New York State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 4/15/13	250	251

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Senior Lien (G.O. of Corp. Insured), 5.00%, 4/1/13	110	110

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New York – 6.9% – continued

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A-1, Sub Lien (AGM G.O. of Corp. Insured), 5.00%, 4/1/13	$165	$165

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Sub Lien (G.O.of Corp. Insured), 5.00%, 4/1/14	430	451

New York State Thruway Authority Highway Revenue Refunding Bonds, Bridge Service Contract, 5.00%, 4/1/13	3,000	3,001

New York State Thruway Authority Local Highway & Bridge Revenue Bonds, 5.00%, 4/1/15	4,500	4,911

New York State Thruway Authority Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/14	100	105

New York State Thruway Authority Personal Income TRB, Series A, Transportation, 4.00%, 3/15/14	150	156
5.00%, 3/15/14	150	157

New York State Thruway Authority Revenue Refunding Bonds, Bridge Service Contract, 5.00%, 4/1/14	300	314

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series A, 4.00%, 4/1/13	130	130
5.00%, 4/1/13	140	140
5.00%, 4/1/14	1,000	1,049
5.00%, 4/1/14	265	278

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 4/1/13	225	225

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series A-1, 4.00%, 4/1/13	205	205

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series B, 5.00%, 4/1/14	3,000	3,146

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

New York – 6.9% – continued

New York State Thruway Authority Second General Revenue Bonds, Series B, 5.00%, 4/1/13	$150	$150

New York State Thruway Authority Second General Revenue Bonds, Series B (AGM Insured), 5.00%, 4/1/13	120	120

New York State Thruway Authority General Revenue Bonds, Second Series B (NATL-RE FGIC Insured), 5.00%, 4/1/13	480	480

New York State Thruway Transportation Authority Personal Income TRB, Series A, 4.00%, 3/15/14	175	181

New York State University Dormitory Facilities Authority Supported Debt Revenue Bonds, Series B (NATL-RE Insured), 5.00%, 7/1/14	120	127

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 12/15/13	250	259
5.00%, 12/15/13	200	207

New York State Urban Development Corp. Personal Income TRB, Series C, 5.00%, 3/15/14	150	157

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, 5.00%, 1/1/16	3,000	3,358

New York State Urban Development Corp. Service Contract Revenue Refunding Bonds (AGM Insured), 5.00%, 1/1/14	180	187

Triborough Bridge & Tunnel Authority General Purpose Revenue Bonds, Series A (G.O. of Authority Insured), 5.00%, 11/15/13	335	345

Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series B (NATL-RE FGIC-TCRS G.O. of Authority Insured), 5.25%, 11/15/13	100	103

Westchester County G.O. Unlimited Bonds, Series B, 3.00%, 6/1/13	175	176
		81,558

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

North Carolina – 2.2%

Mecklenburg County G.O. Unlimited Refunding Bonds, Series A, 4.00%, 8/1/14	$100	$105

Mecklenburg County G.O. Unlimited Refunding Bonds, Series C, 5.00%, 3/1/16	10,000	11,311

North Carolina State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 3/1/14	350	366

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 4.00%, 5/1/20	10,000	11,799

North Carolina State Highway G.O. Unlimited Bonds, Prerefunded, 4.63%, 5/1/13	330	331
5.00%, 5/1/13	400	402

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.50%, 3/1/14	500	524

University of North Carolina System Pool Revenue Bonds, Series A (Assured Guaranty Insured), 4.00%, 10/1/14	250	264

Wake County G.O. Unlimited Refunding Bonds, Series D, 4.00%, 2/1/14	500	516

Wake County Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 4/1/13	100	100
		25,718

North Dakota – 0.0%

North Dakota State Public Finance Authority Revenue Bonds, Series A, State Revolving Fund Program, 4.00%, 10/1/14	200	211

Ohio – 3.1%

Cincinnati Various Purpose G.O. Unlimited Bonds, Series A, 4.00%, 12/1/13	100	103

Cincinnati Various Purpose G.O. Unlimited Refunding Bonds, Series C, 5.00%, 12/1/14	150	162

Cleveland State University Revenue Bonds (NATL-RE FGIC Insured), Prerefunded, 5.00%, 6/1/14	115	121

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Ohio – 3.1% – continued

Franklin County G.O. Limited Refunding Bonds, 3.50%, 12/1/13	$300	$307

Hamilton County Sewer System Revenue Refunding Bonds, Series A (NATL-RE Insured), 5.00%, 12/1/13	125	129

North East Regional Sewer District Improvement Revenue Bonds (NATL-RE Insured), 5.00%, 11/15/13	100	103

Ohio State Building Authority Facilities Revenue Bonds, Series A, Juvenile Correction Building, 3.70%, 10/1/14	200	210

Ohio State Building Authority Facilities Revenue Refunding Bonds, Series A, Administrative Building Project (AGM Insured), Prerefunded, 5.00%, 4/1/14	135	141

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/15	6,000	6,665

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/15/14	2,500	2,672

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 6/1/14	125	132

Ohio State Fresh Water Development Authority Revenue Refunding Bonds, Series B (AGM Insured), 5.50%, 6/1/14	150	159

Ohio State Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 5/1/13	100	100

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series A, 4.00%, 8/1/13	100	101

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/14	7,500	7,975

Ohio State Highway Capital Improvement G.O. Unlimited Bonds, Series N, 3.00%, 5/1/13	100	100

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Ohio – 3.1% – continued

Ohio State Major New Street Infrastructure Project Revenue Bonds, Series 2007-1 (AGM Insured), 5.00%, 6/15/13	$460	$465

Ohio State Major New Street Infrastructure Project Revenue Bonds, Series 2007-1 (AGM Insured), 4.00%, 6/15/14	200	209

Ohio State Major New Street Infrastructure Project Revenue Bonds, Series 2008-1, 4.25%, 6/15/13	350	353
5.50%, 6/15/14	120	128

Ohio State Major New Street Infrastructure Project Revenue Bonds, Series 2010-1, 3.00%, 6/15/13	800	805
5.00%, 6/15/14	125	132

Ohio State Major New Street Infrastructure Project Revenue Bonds, Series 3, 5.00%, 12/15/14	130	140

Ohio State Natural Resources G.O. Unlimited Refunding Bonds, Series J, 5.00%, 10/1/13	100	102

Ohio State University Revenue Bonds, Series A, Prerefunded, Escrowed to Maturity, 5.00%, 12/1/14	280	302

Ohio State University Revenue Bonds, Series A, Unrefunded Balance, 5.00%, 12/1/14	4,720	5,086

Ohio State University Revenue Bonds, Series B, Unrefunded Balance, 4.00%, 6/1/13	100	101

Ohio State Water Development Authority Revenue Bonds, Series B, 4.00%, 6/1/14	150	157

Ohio State Water Quality Development Authority PCR Refunding Bonds, 5.00%, 12/1/13	250	258
5.00%, 12/1/14	2,250	2,427

University of Akron Receipts Revenue Bonds, Series A (AGM Insured), 5.00%, 1/1/15	2,500	2,696

University of Cincinnati Receipts Revenue Bonds, Series C (Assured Guaranty Insured), 5.00%, 6/1/13	2,110	2,128
5.00%, 6/1/14	1,795	1,894

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Ohio – 3.1% – continued

University of Cincinnati Receipts Revenue Bonds, Series D (AMBAC Insured), Prerefunded, 4.75%, 6/1/14	$150	$158
		36,721

Oklahoma – 0.2%

Oklahoma City G.O. Unlimited Bonds, 2.00%, 3/1/14	200	203

Oklahoma State Capital Improvement Authority Facilities Revenue Bonds, Series F, Higher Education Projects (AMBAC Insured), 5.00%, 7/1/13	150	152

Oklahoma State Capital Improvement Authority Highway Revenue Bonds, Series A, 4.00%, 7/1/13	165	167

Oklahoma State Municipal Power Authority Revenue Bonds, Series A, 5.00%, 1/1/15	1,575	1,694

Tulsa County Independent School District No. 1 Combined Purpose G.O. Unlimited Bonds, Series A, 2.00%, 6/1/14	270	275

Tulsa G.O. Unlimited Bonds, 4.00%, 3/1/14	200	207
		2,698

Oregon – 2.0%

Clackamas County Service District No. 1 Sewer Revenue System Revenue Bonds, Series B, 5.00%, 12/1/13	100	103

Oregon State Board Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/13	100	102
5.00%, 8/1/17	2,380	2,812

Oregon State Board Higher Education G.O. Unlimited Bonds, Series B, 3.50%, 8/1/13	130	131

Oregon State Department of Administrative Services COPS, Series C, 5.00%, 11/1/14	2,895	3,111

Oregon State Department of Administrative Services Lottery Revenue Bonds, Series A, 4.00%, 4/1/13	100	100

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Oregon – 2.0% – continued

Oregon State Department of Administrative Services Lottery Revenue Bonds, Series B (Moral Obligation Insured), 4.00%, 4/1/14	$100	$104

Oregon State Department of Administrative Services Lottery Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 4/1/14	100	105

Oregon State Department of Administrative Services Refunding COPS, Series D, 5.00%, 11/1/14	5,670	6,093

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series B, 5.00%, 11/15/13	150	155

Oregon State University System G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/20	2,020	2,517

Portland Arena G.O. Limited Refunding Bonds, Series B, 5.00%, 6/1/13	100	101

Portland Sewer System Revenue Bonds, Series A, First Lien (NATL-RE Insured), 5.00%, 6/1/13	100	101

Salem-Keizer School District No 24J G.O. Unlimited Refunding Bonds (AGM School Building Guaranty Insured), 5.00%, 6/15/14	400	423

Tri-County Metropolitan Transportation District Payroll Tax & Grant Receipt Revenue Bonds, 4.00%, 11/1/17	5,000	5,475

Washington County Clean Water Services Sewer Revenue Bonds, Series A, Senior Lien, 4.00%, 10/1/15	2,435	2,648
		24,081

Pennsylvania – 2.7%

Bucks County Water & Sewer Authority System Revenue Bonds (AGM Insured), 5.00%, 6/1/13	500	504

Delaware County G.O. Unlimited Bonds, Series A, 3.00%, 10/1/13	115	117

Hempfield School District Lancaster County G.O. Unlimited Bonds, Series A (State Aid Withholding), 3.00%, 10/15/18	300	325

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Pennsylvania – 2.7% – continued

Lehigh County General Purpose Authority Revenue Bonds, St. Luke’s Hospital Bethlehem, Prerefunded, 5.38%, 8/15/13	$1,000	$1,020

Pennsylvania State G.O. Unlimited Bonds, Second Series (NATL-RE FGIC Insured), 5.00%, 7/1/13	125	127

Pennsylvania State G.O. Unlimited Bonds, Third Series, 5.00%, 9/1/13	500	510

Pennsylvania State G.O. Unlimited Refunding & Projects Bonds, First Series (NATL-RE Insured), Prerefunded, 4.50%, 2/1/14	100	104

Pennsylvania State G.O. Unlimited Refunding Bonds, Second Series, 5.00%, 7/1/15	15,000	16,550

Pennsylvania State G.O. Unlimited Refunding Bonds, Third Series 2004, 5.25%, 7/1/14	150	159

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series A, University of Pennsylvania, 5.00%, 9/1/17	5,000	5,920

Pennsylvania State Infrastructure Investment Authority Revenue Refunding Bonds, Series A, Loan Pool, 5.00%, 9/1/13	100	102

Trinity Area School District G.O. Unlimited Bonds (NATL-RE FGIC Insured State Aid Withholding), Prerefunded, 4.00%, 11/1/13	100	102

University of Pittsburgh of the Commonwealth System of Higher Education Revenue Bonds, Series B, Capital Project (G.O. of University Insured), 5.00%, 9/15/14	6,000	6,414
		31,954

Rhode Island – 0.0%

Rhode Island State Clean Water Finance Agency PCR Refunding Bonds, Subseries A, 5.00%, 10/1/14	150	161

South Carolina – 1.6%

Charleston G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 3/1/14	300	308

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

South Carolina – 1.6% – continued

Horry County School District G.O. Unlimited Refunding Bonds (SCSDE Insured), 5.00%, 3/1/18	$5,705	$6,774

Richland County School District No. 2 G.O. Unlimited Bonds, Series A (SCSDE Insured), 5.25%, 4/1/13	100	100

South Carolina State Capital Improvements G.O. Unlimited Bonds, 5.00%, 3/1/15	10,000	10,894

South Carolina State University Infrastructure G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 11/1/14	200	215
		18,291

South Dakota – 0.1%

South Dakota State Building Authority Revenue Refunding Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 9/1/13	780	796

Tennessee – 1.7%

Johnson City Water & Sewer G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 4.75%, 6/1/13	125	126

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Series B, Vanderbilt University (G.O. of University Insured), 5.25%, 10/1/15	5,000	5,611

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Refunding Bonds, Series B, Vanderbilt University (G.O. of University Insured), 5.00%, 10/1/13	225	231

Metropolitan Government Nashville & Davidson County Water & Sewer Revenue Refunding Bonds, Sub Lien, 5.00%, 7/1/20	1,500	1,820

Shelby County G.O. Unlimited Refunding Bonds, Series A, Prerefunded, Escrowed to Maturity, 5.00%, 4/1/15	995	1,088

Shelby County G.O. Unlimited Refunding Bonds, Series A, Unrefunded Balance, 5.00%, 4/1/15	4,005	4,376

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Tennessee – 1.7% – continued

Tennessee State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/15	$5,000	$5,485

Tennessee State School Board Authority Revenue Bonds, Series B, Higher Educational Facilities 2nd Program (State Intercept Program), 4.00%, 5/1/14	1,030	1,073

Williamson County G.O. Unlimited Refunding Bonds, 5.00%, 4/1/14	100	105
		19,915

Texas – 5.6%

Alamo Community College District G.O. Limited Tax Bonds, Series A (NATL-RE Insured), 5.00%, 8/15/14	170	181

Austin Community College District G.O. Limited Bonds (AMBAC Insured), Prerefunded, 5.00%, 8/1/13	100	102

Austin Electric Utility Revenue Refunding Bonds (AGM Insured), 5.50%, 11/15/13	250	258

Austin Electric Utility Revenue Refunding Bonds, Series A (AMBAC Insured), 5.00%, 11/15/13	150	155

Austin Electric Utility System Revenue Refunding Bonds (AGM Insured), 5.00%, 11/15/14	150	161

Austin Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.), 5.00%, 8/1/13	100	102

Austin Public Property Finance Contractual G.O. Limited Bonds, 4.25%, 5/1/13	100	100
2.00%, 11/1/13	1,305	1,319

Austin Water & Wastewater System Revenue Refunding Bonds (NATL-RE Insured), 5.00%, 11/15/13	100	103

Austin Water & Wastewater System Revenue Refunding Bonds, Series A, 5.00%, 11/15/13	450	464

Austin Water & Wastewater System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.00%, 5/15/13	160	161

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Texas – 5.6% – continued

Brazosport Independent School District G.O. Unlimited Bonds (PSF Gtd.), Prerefunded, 5.25%, 2/15/14	$100	$104

Bryan Independent School District G.O. Unlimited Bonds, Series B (PSF Gtd.), 5.25%, 2/15/15	200	218

Burleson Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.), 4.00%, 8/1/13	150	152

Carrollton G.O. Limited Refunding & Improvement Bonds, 2.00%, 8/15/14	555	567

Channelview Independent School District Building G.O. Unlimited Bonds, Series B (PSF Gtd.), Prerefunded, 5.00%, 8/15/14	100	107

Comal Independent School District Building G.O. Unlimited Bonds (PSF Gtd.), Prerefunded, 5.00%, 2/1/14	100	104
5.00%, 2/1/14	100	104

Conroe Independent School District G.O. Unlimited Refunding & Schoolhouse Bonds (PSF Gtd.), 5.50%, 2/15/14	200	209

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series 2005-2 (PSF Gtd.), 3.13%, 2/15/17	7,140	7,812

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.), 3.25%, 2/15/17	7,000	7,692

Dallas County Schools Public Property Financial Contractual G.O. Limited Bonds, 3.00%, 12/1/13	250	255

Dallas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF Gtd.), 5.50%, 2/15/17	10,000	11,850

Dallas Waterworks & Sewer System Revenue Refunding & Improvement Bonds (AGM Insured), Prerefunded, 5.38%, 4/1/13	235	235

Dallas Waterworks & Sewer System Revenue Refunding Bonds (AMBAC Insured), 5.00%, 10/1/13	250	256

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Texas – 5.6% – continued

Del Valle Independent School District Building G.O. Unlimited Bonds (PSF Gtd.), 5.00%, 6/15/13	$100	$101

El Paso G.O. Limited Refunding Bonds, 3.00%, 8/15/21	1,045	1,119

El Paso Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.), 5.00%, 2/15/14	200	208

Frisco G.O. Limited Refunding & Improvement Bonds (NATL-RE Insured), 5.25%, 2/15/14	100	104

Goose Creek Consolidated Independent School District House G.O. Unlimited Refunding Bonds (PSF Gtd.), 5.00%, 2/15/14	115	120

Grapevine-Colleyville Independent School Building District G.O. Unlimited Refunding Bonds, Series A (NATL-RE FGIC Insured), 4.25%, 8/15/14	200	211

Harris County Flood Control District G.O. Limited Tax Refunding Bonds, Series A, 4.13%, 10/1/13	250	255

Harris County Permanent Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 10/1/13	100	102

Houston Combined Utility System Revenue Refunding Bonds, Series C, First Lien, 5.00%, 11/15/13	300	309

Houston Public Improvement G.O. Limited Bonds, Series E (AMBAC Insured), Prerefunded, 5.00%, 3/1/15	3,000	3,266

Houston Public Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/17	5,000	5,812

Humble Independent School District Building G.O. Unlimited Bonds (NATL-RE FGIC Insured), 5.00%, 2/15/14	500	521

Hutto Independent School District G.O. Unlimited Bonds (PSF Gtd.), Prerefunded, 4.65%, 8/1/13	150	152

Irving G.O. Limited Refunding & Improvement Bonds, Series A, Unrefunded Balance, 5.00%, 11/15/13	865	891

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Texas – 5.6% – continued

La Joya Independent School District Capital Appreciation G.O. Unlimited Refunding Bonds (PSF Gtd.), 0.98%, 8/1/13 (2)	$125	$125

La Joya Independent School District G.O. Unlimited Bonds (PSF Gtd.), Prerefunded, 5.00%, 2/15/14	100	104

Lake Travis Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.), 5.00%, 2/15/14	100	104

Laredo G.O. Limited Refunding Bonds (AMBAC Insured), 5.00%, 8/15/14	125	133

Lewisville Water & Sewer System Revenue Refunding & Improvement Bonds, 4.00%, 2/15/14	125	129

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, Escrowed to Maturity, 5.00%, 5/15/13	5	5
5.00%, 5/15/13	5	5
5.00%, 5/15/15	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, Escrowed to Maturity, 5.00%, 5/15/13	100	101
5.00%, 5/15/15	65	71

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, Unrefunded Balance, 5.00%, 5/15/13	900	906

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-2, Prerefunded, Escrowed to Maturity, 5.00%, 5/15/13	5	5
5.00%, 5/15/15	1,250	1,371

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-2, Unrefunded Balance, 5.00%, 5/15/13	485	488
5.00%, 5/15/15	260	285

Lubbock Waterworks System G.O. Limited Refunding Certificates, 5.00%, 2/15/14	180	188

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Texas – 5.6% – continued

Mesquite Independent School District Building G.O. Unlimited Refunding Bonds (PSF Gtd.), 5.00%, 8/15/13	$300	$306

North Texas State Municipal Water District System Revenue Bonds, 5.00%, 9/1/13	400	408

North Texas State Municipal Water District System Revenue Refunding & Improvement Bonds, 4.00%, 9/1/14	100	105

Northside Independent School District Building G.O. Unlimited Refunding Bonds (PSF Gtd.), 5.00%, 8/15/18	650	769

Nueces County G.O. Limited Certificates (AMBAC Insured), Prerefunded, 5.00%, 2/15/14	400	417

Pasadena G.O. Limited Bonds (NATL-RE Insured), Prerefunded, 4.50%, 2/15/14	105	109

Pearland G.O. Limited Certificates (AMBAC Insured), Prerefunded, 4.63%, 3/1/14	100	104

Plano G.O. Limited Refunding & Improvement Bonds, Prerefunded, 4.00%, 9/1/13	100	102

Port Houston Authority G.O. Unlimited Refunding Bonds, Series B (NATL-RE Insured), 5.00%, 10/1/13	500	512

Port Neches-Groves Independent School District Building G.O. Unlimited Bonds (PSF Gtd.), 3.75%, 2/15/14	100	103

Richardson G.O. Limited Refunding Bonds, 4.00%, 2/15/18 (1)	1,000	1,143

Richardson Independent School District Building G.O. Unlimited Refunding Bonds, 5.00%, 2/15/14	100	104

Round Rock G.O. Limited Refunding Bonds (AMBAC Insured), 5.00%, 8/15/13	190	193

San Antonio Electric & Gas System Revenue Bonds, Series A, 5.00%, 2/1/14	445	463

San Antonio G.O. Limited Certificates, 4.00%, 8/1/13	100	101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Texas – 5.6% – continued

Tarrant County G.O. Limited Tax Bonds, 4.13%, 7/15/14	$150	$157

Texas State A&M University Financing System Revenue Bonds, Series D, 5.00%, 5/15/13	150	151

Texas State G.O. Unlimited Bonds, Transportation Commission Mobility Fund, 5.00%, 4/1/13	300	300

Texas State Highway Improvement G.O. Unlimited Bonds, Series B, 2.00%, 4/1/13	400	400

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/15	7,000	7,810

Texas State PFA Unemployment Compensation Revenue Bonds, Series A, 5.00%, 7/1/14	615	652

Texas State Public Finance Authority Revenue Bonds, Building & Procurement Commission Projects (NATL-RE Insured), 4.50%, 8/1/14	135	142

University of Texas Financing System Reveneu Bonds, Series A, 5.00%, 8/15/14	175	186

University of Texas Financing System Revenue Bonds, Series B, 5.25%, 8/15/13	100	102

University of Texas Financing System Revenue Bonds, Series D, 5.25%, 8/15/13	250	255

University of Texas Financing System Revenue Refunding Bonds, Series A, 5.00%, 8/15/13	225	229

University of Texas Financing System Revenue Refunding Bonds, Series F, 5.00%, 8/15/13	250	255
		65,546

Utah – 3.4%

Alpine School District Building G.O. Unlimted Refunding Bonds, Series B (School Board Guaranty Program), 5.00%, 3/15/18	2,800	3,358

Davis County School District G.O. Unlimited Bonds (School Board Guaranty Program), 3.25%, 6/1/13	580	583

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Utah – 3.4% – continued

Davis County School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty Program), 5.00%, 6/1/18	$7,540	$9,075

Intermountain Power Agency Supply Revenue Refunding Bonds, Subseries A (AMBAC Insured), Partially Escrowed to Maturity, 5.00%, 7/1/13	125	127

Intermountain Power Agency Supply Revenue Refunding Bonds, Series A, Prerefunded, 5.50%, 7/1/13	3,500	3,548

Nebo School District Building G.O. Unlimited Bonds (School Board Guaranty Program), 4.25%, 7/1/13	125	126

Nebo School District G.O. Unlimited Refunding Bonds, Series A (School Board Guaranty Program), 3.00%, 7/1/14	130	134
2.00%, 7/1/20	10,000	10,086

Salt Lake County Sales TRB, 5.00%, 8/1/13	100	102

Uintah County Municipal Building Authority Lease Revenue Bonds, 4.50%, 6/1/14	650	680

Utah State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/15	10,160	11,224

Utah State G.O. Unlimited Bonds, Series B, Prerefunded, 5.00%, 7/1/14	400	424
		39,467

Virginia – 5.0%

Arlington County G.O. Unlimited Refunding Bonds, Series D, 4.00%, 8/1/15	3,235	3,510

Fairfax County G.O. Unlimited Refunding & Improvement Bonds, Series A (State Aid Withholding), Prerefunded, 4.50%, 4/1/14	745	777

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 10/1/15	10,235	11,419

Loudoun County G.O. Unlimited Bonds, Series B, 5.00%, 11/1/17	10,000	11,955

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Virginia – 5.0% – continued

Loudoun County G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 7/1/13	$100	$101

Loudoun County Public Improvement G.O. Unlimited Bonds, Series B (State Aid Withholding), 5.00%, 12/1/13	1,000	1,033

Norfolk Capital Improvement G.O. Unlimited Bonds, Series A, 2.25%, 11/1/13	675	683

Prince William County Service Authority Water & Sewer System Revenue Refunding Bonds, 5.00%, 7/1/13	100	101

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series B, Public Higher Educational Financing Program (State Intercept Program), 5.00%, 9/1/14	350	374

Virginia State Commonwealth Transportation Board Revenue Bonds, Series A-1, Capital Projects (State Appropriation Insured), 5.00%, 5/15/14	100	105

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 5.00%, 5/15/20	8,170	10,097

Virginia State Public Building Authority Facilities Revenue Bonds, Series A, 5.00%, 8/1/13	200	203

Virginia State Public School Authority Revenue Bonds, Series B-1, School Financing 1997 (State Aid Withholding), 5.00%, 8/1/16	1,000	1,145

Virginia State Public School Authority Revenue Refunding Bonds, Series C, School Financing (State Aid Withholding), 5.00%, 8/1/19	10,000	12,243

Virginia State Resources Authority Infrastructure Revenue Bonds, Subseries A, 5.00%, 11/1/13	250	257

Virginia State Resources Authority Infrastructure Revenue Bonds, Senior Non Ace Series A, Pooled Financing Program, 5.00%, 11/1/15	4,025	4,503

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Virginia – 5.0% – continued

Virginia State Resources Authority Infrastructure Revenue Bonds, Series A, Pooled Financing Program, 3.00%, 11/1/13	$115	$117

Virginia State Resources Senior Authority Infrastructure Revenue Bonds, Unrefunded Balance, 3.00%, 11/1/13	130	132
		58,755

Washington – 3.2%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Series A (AMBAC Insured), 3.63%, 11/1/13	100	102

Douglas County Public Utility District No. 1 Revenue Refunding Bonds, Series C (NATL-RE Insured), Prerefunded, 4.13%, 9/1/13	145	147

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project 1, 5.00%, 7/1/14	3,500	3,709
5.50%, 7/1/14	1,200	1,279

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project 3, 5.50%, 7/1/13	600	608
5.00%, 7/1/14	225	239
5.00%, 7/1/15	5,000	5,513
5.00%, 7/1/18	10,000	12,021

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project 3 (AMBAC Insured), 5.00%, 7/1/13	450	456

Energy Northwest Washington Electric Revenue Refunding Bonds, Series D, Project 1, 5.00%, 7/1/13	775	785

King County G.O. Limited Refunding Bonds, Series A, Prerefunded, 5.25%, 12/1/13	120	124

King County School District No. 1 Seattle G.O. Limited Refunding Bonds, 2.00%, 12/1/13	100	101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Washington – 3.2% – continued

King County School District No. 415 Kent G.O. Unlimited Refunding Bonds, Series B (AGM School Board Guaranty Insured), 5.50%, 6/1/14	$70	$74

King County Sewer Revenue Refunding Bonds, Series B, 5.00%, 1/1/14	200	207

Pierce County School District No. 3 Puyallup G.O. Unlimited Refunding Bonds (AGM School Building Guaranty Insured), 5.00%, 6/1/13	125	126

Pierce County School District No. 403 Bethel G.O. Unlimited Refunding Bonds (NATL-RE FGIC School Board Guaranty Insured), 4.25%, 6/1/13	175	176

Redmond G.O. Limited Bonds, 3.50%, 12/1/13	100	102

Seattle Municipal Light & Power Revenue Refunding & Improvement Bonds, 5.00%, 4/1/13	300	300

Seattle Water System Revenue Refunding & Improvement Bonds, 5.00%, 2/1/14	150	156

Snohomish County G.O. Limited Bonds, Unrefunded Balance (NATL-RE Insured), 5.00%, 12/1/13	280	289

Snohomish County Public Utility District No. 1 Electric Revenue Refunding Bonds (AGM Insured), 5.00%, 12/1/17	3,000	3,342

Snohomish County Public Utility District No. 1 Generation System Revenue Refunding Bonds, 4.00%, 12/1/13	200	205

Snohomish County Public Utility System District No. 1 Electric Revenue Refunding Bonds, 2.00%, 12/1/13	100	101

Spokane County School District No. 81 G.O. Unlimited Bonds (AGM Insured School Building Guaranty Insured), Prerefunded, 5.13%, 6/1/13	110	111

Tacoma G.O. Limited Tax Refunding Bonds, 5.00%, 12/1/18	600	721

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Washington – 3.2% – continued

Thurston County G.O. Limited Tax Refunding Bonds (AMBAC Insured), 5.00%, 11/1/13	$100	$103

Washington State G.O. Unlimited Refunding Bonds, Series R-2011-A, 5.00%, 1/1/18	5,200	6,172

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Bonds, Series B, 5.00%, 7/1/13	220	223
5.00%, 7/1/13	200	203

Washington State Various Purpose G.O. Unlimited Bonds, Series D (AMBAC Insured), Prerefunded, 5.00%, 1/1/14	250	259

Washington State Various Purpose G.O. Unlimited Bonds, Series F, 4.50%, 7/1/15	250	273
		38,227

West Virginia – 0.0%

West Virginia State G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 5.00%, 11/1/13	100	103

West Virginia State Road G.O. Unlimited Bonds (NATL-RE-FGIC Insured), 5.00%, 6/1/13	200	202
		305

Wisconsin – 1.5%

Madison Area Technical College G.O. Unlimited Promissory Notes, Series B, 2.00%, 3/1/14	150	152

Madison G.O. Unlimited Promissory Notes, Series A, 3.75%, 10/1/13	100	102

Madison Metropolitan School District G.O. Unlimited Refunding Bonds, 2.00%, 3/1/14	100	102

Milwaukee City G.O. Unlimited Promissory Notes, Series N1, 5.00%, 2/15/16	4,300	4,844

Milwaukee County G.O. Unlimited Refunding Bonds, Series A, 3.40%, 8/1/14	5,000	5,207

Milwaukee County G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 5.00%, 10/1/13	200	205

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.6% – continued

Wisconsin – 1.5% – continued

Milwaukee G.O. Unlimited Promissory & Corporate Notes, 5.00%, 5/1/20	$1,175	$1,447

Northland Pines School District G.O. Unlimited Refunding Bonds (AGM Insured), Prerefunded, 5.25%, 4/1/14	120	126

Racine County Law Enforcement Center G.O. Unlimited Bonds (AMBAC Insured), 4.00%, 3/1/14	100	103

Wisconsin State G.O. Unlimited Bonds, Series B (AGM Insured), 5.00%, 5/1/13	240	241

Wisconsin State G.O. Unlimited Bonds, Series D, 5.00%, 5/1/15	4,625	5,065
		17,594
Total Municipal Bonds
(Cost $1,007,169)		1,044,046

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 7.7%

AIM Tax-Free Cash Reserve Portfolio	95,995	$96

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (3)(4)	91,114,087	91,114
Total Investment Companies
(Cost $91,210)		91,210

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.0%

Austin Public Property Finance Contractual G.O. Limited Bonds, 1.00%, 5/1/13	$1,065	$1,066

California State RANS, Series A-2, 2.50%, 6/20/13	6,500	6,535

Citizens Property Insurance Corp. Senior Secured Revenue Notes, Series A-2, 2.50%, 6/1/13	5,000	5,019

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series A, 2.00%, 6/15/13	225	226

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.0% – continued

Michigan State Aid Finance Authority Revenue Notes, Series B-1, 2.00%, 8/20/13	$5,000	$5,034

New York State Dormitory State Non Supported Debt Revenue Bonds, Series I, School Districts Financing Program (State Aid Withholding), 2.00%, 10/1/13	1,685	1,700

Ocean County College Capital Improvement G.O. Unlimited Bonds, 2.00%, 6/1/13	110	110

South Carolina State Economic Development G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 3.00%, 4/1/13	20	20

Texas State TRANS, 2.50%, 8/30/13	15,000	15,147
Total Short-Term Investments
(Cost $34,838)		34,857

Total Investments – 99.3%
(Cost $1,133,217)		1,170,113

Other Assets less Liabilities – 0.7%		8,210
NET ASSETS – 100.0%		$1,178,323

(1)	When-Issued Security.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2012, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $45,177,000 with net purchases of approximately $45,937,000 during the fiscal year ended March 31, 2013.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Short-Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	7.8%
General	18.5
General Obligations	33.9
Higher Education	5.1
Power	5.1
School District	14.5
All other sectors less than 5%	15.1

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2013

At March 31, 2013, the credit quality distribution (unaudited) for the Short-Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	25.6%
AA	52.6
A	10.1
BB	0.0(1)
Not Rated	0.9
SP1+/MIG1	2.7
SP1/MIG1	0.3
Cash and Equivalents	7.8

Total	100.0%

(1)	Amount rounds to less than 0.1%.

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The Inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short-Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$ –	$1,044,046	(1)	$–	$1,044,046
Investment Companies	91,210	–		–	91,210
Short-Term Investments	–	34,857		–	34,857
Total Investments	$91,210	$1,078,903		$–	$1,170,113

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5%

Alabama – 0.1%

Birmingham Convertible G.O. Unlimited CABS, Series A, 0.43%, 3/1/27 (1)(2)	$1,000	$952

Alaska – 0.3%

Alaska State General Housing Finance Corp. Revenue Bonds, Series B (NATL-RE G.O. of Corp. Insured), 5.25%, 12/1/25	3,000	3,230

Arizona – 1.7%

Arizona State Transportation Board Highway Revenue Bonds, Series B, 5.00%, 7/1/24	5,000	5,910

Arizona State Transportation Board Highway Revenue Bonds, Sub Series A, 5.00%, 7/1/26	3,000	3,584

Phoenix Civic Plaza Improvement Corp. Excise TRB, Sub Series A (BHAC-CR FGIC Insured), 5.00%, 7/1/41	5,000	5,357

Scottsdale Preserve Acquisition G.O.Unlimited Bonds, Project of 2004, 3.00%, 7/1/31	5,000	4,862
		19,713

California – 12.5%

Brentwood Infrastructure Financing Authority Water Revenue Bonds, 5.75%, 7/1/38	1,500	1,679

California State Educational Facilities Authority Revenue Bonds, Stanford University, 5.25%, 4/1/40	11,745	16,182

California State G.O. Unlimited Refunding Bonds, 6.25%, 11/1/34	2,830	3,524

California State Various G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	130	131

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 2/1/43	5,000	5,493

Carlsbad Unified School District Convertible Election G.O. Unlimited CABS, Series B, 1.78%, 5/1/34 (2)	2,500	2,088

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

California – 12.5% – continued

Long Beach Community College District Convertible G.O. Unlimited CABS, Series B, Election 2008, 1.64%, 8/1/49(2)	$5,000	$1,705

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	1,089

Los Angeles County Sanitation Districts Financing Authority Revenue Bonds, Series A, Capital Project (AGM Insured), Partially Prerefunded, 5.00%, 10/1/21	1,000	1,024

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 5.00%, 7/1/26 (1)	5,000	6,019
5.00%, 7/1/30 (1)	2,500	2,932

Los Angeles Wastewater System Revenue Refunding Bonds, Sub Series B, 5.00%, 6/1/29	7,250	8,437

Metropolitan Water District of Southern California Revenue Bonds, Series A, 5.00%, 7/1/32	6,105	6,878

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	7,020	8,234

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,280	1,435

Sacramento Water Revenue Bonds, 5.00%, 9/1/42	5,000	5,674

San Diego County Regional Airport Authority Senior Revenue Bonds, Series B (AMT), 5.00%, 7/1/38	1,000	1,090
5.00%, 7/1/43	3,000	3,255

San Francisco Bay Area Rapid Transit District Revenue Bonds, Series A, 5.00%, 7/1/31	2,200	2,579

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	5,000	5,785

San Francisco City & County International Airports Commission Revenue Refunding Bonds, Second Series D, 3.50%, 5/1/28	10,475	10,626

Santa Clara County G.O. Unlimited Bonds, Series B, Election 2008, 3.50%, 8/1/38	10,120	9,318

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

California – 12.5% – continued
4.00%, 8/1/39	$11,840	$12,090

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election 2008, 6.00%, 7/1/43	1,100	1,344

University of California General Revenue Bonds, Series AF, 5.00%, 5/15/27	5,000	6,021
5.00%, 5/15/29	5,000	5,935

University of California General Revenue Bonds, Series Q, 5.25%, 5/15/27	2,500	2,922

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	7,000	8,209

William S. Hart Union High School District G.O. Unlimited Bonds, Series C, Elecion 2008, 4.00%, 8/1/38	5,000	5,072
		146,770

Colorado – 1.4%

Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds, Series A (State Higher Education Intercept Program), 5.00%, 3/1/43	7,300	8,843

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/29	3,000	3,416

Denver City & County Special Facilities Airport Revenue Bonds, Series A (AMT), Rental Car Project (NATL-RE Insured), 6.00%, 1/1/14	2,275	2,286

Pueblo County School District No. 70 G.O. Unlimited Bonds (State Aid Withholding), 4.00%, 12/1/26	1,850	2,029
		16,574

Connecticut – 0.3%

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/23	2,500	3,041

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Connecticut – 0.3% – continued

Connecticut State Higher Education Supplemental Loan Authority Revenue Refunding Bonds, Series A (AMT), Senior Family Education Loan Program (NATL-RE Insured), 4.75%, 11/15/18	$680	$731
		3,772

Delaware – 0.5%

Delaware State G.O. Unlimited Bonds, 5.00%, 7/1/19	3,665	4,525

Delaware State Housing Authority Senior SFM Revenue Bonds, Series A (AMT) (AGM Insured), 5.80%, 7/1/35	1,205	1,259
		5,784

District of Columbia – 2.1%

District of Columbia University Revenue Bonds, Series D, Georgetown University (BHAC-CR Insured), 5.50%, 4/1/36	1,010	1,167

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, 5.50%, 10/1/39	20,000	23,367
		24,534

Florida – 5.4%

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	5,235	6,006
5.00%, 9/1/25	1,000	1,137

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,860

Florida State Board of Education G.O. Unlimited Bonds, Escrowed to Maturity, 9.13%, 6/1/14	325	354

Florida State Board of Education G.O. Unlimited Bonds, Unrefunded Balance, 9.13%, 6/1/14	380	386

Florida State Broward County G.O. Unlimited Bonds, Escrowed to Maturity, 10.00%, 7/1/14	6,365	6,814

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds, 5.25%, 7/1/37	10,000	11,452

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Florida – 5.4% – continued

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.25%, 10/1/19	$2,000	$2,439
6.25%, 10/1/31	3,000	3,564

Jacksonville Port Authority Revenue Refunding Bonds (AMT), 5.00%, 11/1/38	6,500	6,955

JEA Water & Sewer System Revenue Bonds, Series B, 3.85%, 10/1/37	5,225	5,240

Miami-Dade County Aviation International Airport Revenue Bonds, Series A, 5.50%, 10/1/29	2,500	2,887

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/24	1,820	2,164

Orlando Utilities Commission Revenue Refunding Bonds, Sub Series D, Escrowed to Maturity, 6.75%, 10/1/17	5,845	6,745

Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	4,830	5,074
		64,077

Georgia – 2.5%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, 5.50%, 1/1/38	7,500	8,708

Atlanta Airport Revenue Bonds, Series B, 5.00%, 1/1/37	1,000	1,112

Georgia State G.O. Unlimited Bonds, Series C, 5.00%, 7/1/13	5,000	5,063

Georgia State G.O. Unlimited Refunding Bonds, Series C, 4.00%, 9/1/22	5,000	5,931
4.00%, 10/1/22	5,000	5,933

Georgia State Municipal Electric Authority Revenue Bonds, Series B, Non-Callable Certificates (FGIC-TCRS Insured), 6.38%, 1/1/16	2,300	2,559
		29,306

Hawaii – 2.5%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	5,000	5,760

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Hawaii – 2.5% – continued

Honolulu City & County G.O. Unlimited Bonds, Series D, 5.25%, 9/1/34	$1,000	$1,195

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A (NATL-RE FGIC Insured), 5.00%, 7/1/35	15,000	16,144

University of Hawaii Revenue Bonds, Series A, 5.25%, 10/1/34	5,000	5,770
		28,869

Illinois – 9.6%

Bolingbrook G.O. Unlimited CABS, Series B, Unrefunded Balance (NATL-RE Insured), 2.75%, 1/1/33(2)	505	170

Chicago Midway Airport Revenue Bonds, Series B (NATL-RE Insured), 5.00%, 1/1/31	2,000	2,006

Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, Passenger Facilities Charge, 5.00%, 1/1/23	4,740	5,642

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B (AMT) Passenger Facilities Charge, 5.00%, 1/1/26	2,500	2,801

Cook County Sales TRB, 5.00%, 11/15/37	10,000	11,419

Illinois State Educational Facilities Authority Revenue Bonds, Northwestern University, 5.00%, 12/1/38	5,505	5,650

Illinois State Finance Authority Revenue Bonds, North Western Memorial Healthcare, 4.00%, 8/15/42	2,000	1,979
5.00%, 8/15/43	1,000	1,115

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.00%, 3/1/34	2,500	2,791
6.00%, 3/1/38	4,850	5,469
5.25%, 3/1/40	2,500	2,764

Illinois State Finance Authority Revenue Bonds, Series A, Depaul University, 6.13%, 10/1/40	5,000	5,811

Illinois State Finance Authority Revenue Bonds, Series B, University of Chicago, 5.75%, 7/1/33	3,200	3,838

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Illinois – 9.6% – continued

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 2/1/27	$5,000	$5,622

Illinois State Sales TRB, 5.25%, 6/15/24	5,000	5,050

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series B, 5.50%, 1/1/33	10,500	11,905

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series B (BHAC-CR Insured), 5.50%, 1/1/33	5,000	5,707

Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Bonds, Series B, McCormick Place Project (AGM Insured), 5.00%, 6/15/50	12,500	13,304

Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Bonds, Series B-2, McCormick Project, 5.00%, 6/15/50	5,000	5,320

Metropolitan Pier & Exposition Authority Revenue CABS, Series B, McCormick Place Project, 2.63%, 12/15/41 (2)	33,860	8,155

Regional Transportation Authority Revenue Bonds, Series A (AGM G.O. of Authority Insured), 5.75%, 6/1/34	2,900	3,722

Springfield Water Revenue Bonds, 5.50%, 3/1/32	2,300	2,626
		112,866

Indiana – 1.2%

Hamilton County Public Building Corp. First Mortgage Revenue Bonds, 7.25%, 8/1/13	1,450	1,481

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/38	2,500	2,873

Indiana State Office Building Commission Revenue Bonds, Series B (NATL-RE Insured), Escrowed to Maturity, 7.40%, 7/1/15	5,620	6,065

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Indiana – 1.2% – continued

Indianapolis Gas Utility Revenue Refunding Bonds, Series B (NATL-RE FGIC Insured), 3.50%, 6/1/18	$3,280	$3,614
		14,033

Kansas – 0.9%

Wichita G.O. Unlimited Renewal & Improvement Temporary Notes, Series 248, 0.30%, 8/15/13	10,800	10,801

Louisiana – 2.0%

East Baton Rouge Parish Sewer Commission Revenue Bonds, Series A, 5.25%, 2/1/39	5,000	5,659

Louisiana State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/23	10,000	12,499

Louisiana State University & Agricultural & Mechanical College Auxillary Revenue Refunding Bonds, Series A, 4.75%, 7/1/40	5,165	5,548
		23,706

Maryland – 3.1%

Maryland State & Local Facilities Loan Capital Improvement G.O. Unlimited Bonds, Series A, 5.00%, 3/1/16	2,640	2,986

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series C, 4.00%, 8/15/21	5,000	5,939

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/16	5,355	6,148

Maryland State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/21	5,610	6,863

Prince Georges County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 9/15/21	5,000	6,346

Prince Georges County Consolidated Public Improvement G.O. Limited Refunding Bonds, Series B, 3.00%, 3/1/23	7,520	8,107
		36,389

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Massachusetts – 5.2%

Massachusetts Bay Transportation Authority Assesment Revenue Refunding Bonds, Series A, 5.00%, 7/1/41	$5,975	$6,749

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series A, 5.00%, 4/1/19 (1)	5,000	6,099

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.25%, 8/1/21	2,500	3,181

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare, 5.25%, 7/1/29	5,000	5,751

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Massachusetts Institute of Technology (G.O. of University Insured), 5.00%, 7/1/19	5,000	5,818

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series A, 5.00%, 8/15/22	10,000	12,549

Massachusetts State School Building Authority Sales TRB, Series A (AGM Insured), Prerefunded, 5.00%, 8/15/15	645	716

Massachusetts State School Building Authority Sales TRB, Series A-2012-2 (AGM Insured), Prerefunded, 5.00%, 8/15/15	4,190	4,651

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 14, State Revolving Fund, 5.00%, 8/1/27	10,000	11,733

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Sub Series A, MWRA Program, 6.00%, 8/1/19	3,000	3,857
		61,104

Michigan – 0.7%

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.50%, 10/15/45	2,565	2,921

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.38%, 10/15/36	5,000	5,723
		8,644

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Minnesota – 0.5%

Farmington Independent School District No. 192 G.O. Unlimited Bonds, Series B, School Building Project (AGM School District Credit Program Insured), 5.00%, 2/1/26	$5,000	$5,363

Mississippi – 0.0%

Mississippi State Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	25	25

Nebraska – 1.9%

Omaha Public Power District Revenue Bonds, Series B, 5.00%, 2/1/28	5,355	6,282
5.00%, 2/1/29	4,500	5,251

Omaha Public Power District Revenue Refunding Bonds, Series A, 5.00%, 2/1/42	5,000	5,639

Omaha Public Power District System Revenue Bonds, Series A, 5.50%, 2/1/39	2,500	2,871

Omaha Sanitation Sewerage System Revenue Bonds, 4.00%, 11/15/42	2,580	2,661
		22,704

Nevada – 0.2%

Clark County Airport System Revenue Bonds, Series C, Sub Lien (AGM Insured), 5.00%, 7/1/26	1,670	1,913

New Hampshire – 1.0%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Health University System, 5.25%, 6/1/39	10,000	11,626

New Jersey – 2.0%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/42	3,000	3,270

New Jersey State Transportation Trust Fund Authority System Revenue Bonds, Series A, 5.00%, 6/15/42	1,000	1,089

New Jersey State Turnpike Authority Growth & Income Securities Revenue Bonds, Series B (AMBAC Insured), 1.33%, 1/1/35 (2)	5,000	4,762

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

New Jersey – 2.0% – continued

New Jersey State Turnpike Authority Revenue Bonds, Series A, 5.00%, 1/1/38 (1)	$13,000	$14,314
		23,435

New Mexico – 0.2%

New Mexico State Mortgage Finance Authority SFM Revenue Bonds, Series I-C-2 (Collateralized by GNMA/ FNMA/FHLMC Securities), 5.00%, 9/1/26	2,525	2,776

New York – 12.7%

Long Island Power Authority General Revenue Bonds, Series A, 6.00%, 5/1/33	5,000	6,046

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A, 5.50%, 11/15/39	10,000	11,440

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 11/15/16	5,000	5,810

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	5,000	5,814

New York City Municipal Finance Authority Water & Sewer System Revenue Bonds, Series A, Fiscal 2009, 5.75%, 6/15/40	10,000	11,807

New York City Transitional Finance Authority Future TRB Bonds, Sub Series F-1, 5.00%, 2/1/25 (1)	5,000	6,068
5.00%, 2/1/36 (1)	7,500	8,611

New York City Transitional Finance Authority Future TRB, Unrefunded Balance (NATL-RE FGIC Insured), 5.25%, 2/1/17	120	121

New York G.O. Unlimited Bonds, Sub Series F-1, 5.00%, 3/1/37	5,000	5,701

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.25%, 10/1/23	5,000	5,917

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

New York – 12.7% – continued

New York State Dormitory Authority Revenue Bonds, Series A, Court Facilities Lease Issue (AMBAC Insured), 5.50%, 5/15/28	$5,000	$6,391

New York State Dormitory Education Authority Personal Income Tax Revenue Refunding Bonds, Series B (AMBAC Insured), 5.50%, 3/15/30	5,000	6,629

New York State Dormitory Education Authority Personal Income TRB, Series B, 5.75%, 3/15/36	11,980	14,389

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series B, Municipal Water Revolving Funds, 5.00%, 6/15/41	10,000	11,430

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series B, Revolving Funds Pooled Financing Program, 5.50%, 4/15/35	5,000	6,761

New York State Thruway Transportation Authority Personal Income TRB, Series A, 5.25%, 3/15/21	5,000	5,907

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 3/15/43	10,000	11,235

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 10/15/19	5,000	5,379
5.00%, 10/15/24	10,000	10,698

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds, Series B-1C, 5.50%, 6/1/19	2,500	2,523
		148,677

North Carolina – 1.9%

North Carolina State Eastern Municipal Power Agency System Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 1/1/18	2,655	3,332

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL-RE-IBC Insured), 6.00%, 1/1/22	6,015	7,716

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

North Carolina – 1.9% – continued

North Carolina State G.O. Unlimited Refunding Bonds, Series D, 4.00%, 6/1/22	$10,000	$11,843
		22,891

Ohio – 2.0%

Northeast Ohio Regional Sewer District Wastewater Improvement Revenue Bonds, 5.00%, 11/15/43 (1)	10,000	11,288

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/20	2,500	3,096

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/22	2,500	3,139

Ohio State Infrastructure Improvement G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/21	5,000	6,257
		23,780

Oklahoma – 0.7%

Oklahoma State Municipal Power Authority Revenue Bonds, Series A, 4.00%, 1/1/38	3,820	3,869
4.00%, 1/1/43	4,400	4,403
		8,272

Oregon – 0.5%

Oregon State G.O. Unlimited Refunding Bonds, Series N, 5.00%, 12/1/23	2,845	3,526

Washington Multnomah & Yamhill Counties Hillsboro School District No. 1J G.O. Unlimited Refunding Bonds (School Building Guaranty Insured), 4.00%, 6/15/24	2,465	2,778
		6,304

Pennsylvania – 0.8%

Allegheny County G.O. Unlimited Refunding Bonds, Series C-70, 5.00%, 12/1/34	2,675	2,969

Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue Bonds, Series A, 5.00%, 7/1/19	5,000	6,119
		9,088

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

South Carolina – 1.9%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	$5,995	$7,509

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper, 5.50%, 1/1/38	13,000	14,959
		22,468

Texas – 5.5%

Dallas Independent School District Building G.O. Unlimited Bonds (PSF Gtd.), 6.38%, 2/15/34	5,000	6,145

Dallas-Fort Worth International Airport Joint Revenue Bonds, Series A (AMT) (NATL-RE Insured), 5.50%, 11/1/20	835	860

Denton County Permanent Improvement G.O. Limited Refunding Bonds, 5.00%, 7/15/22	1,780	2,162

Frisco Independent School District Building G.O. Unlimited Bonds, Series A (PSF Gtd.), 6.00%, 8/15/38	5,000	6,072

Frisco Independent School District Building G.O. Unlimited Bonds, Series B (PSF Gtd.), Prerefunded, 5.00%, 8/15/13	10,695	10,887

Grand Prairie Independent School District G.O. Unlimited Refunding CABS, 3.68%, 8/15/29 (2)	12,505	5,070

Houston Community College G.O. Limited Bonds, 5.00%, 2/15/36	5,625	6,379

Leander Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.), 5.00%, 8/15/32	5,000	5,018

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, 6.25%, 5/15/31	10,000	11,844

Texas State PFA Unemployment Compensation Revenue Bonds, Series A, 5.00%, 7/1/13	10,000	10,124
		64,561

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Virginia – 0.2%

Norfolk Water Revenue Refunding Bonds, 5.00%, 11/1/21	$1,500	$1,882

Washington – 0.5%

Washington State G.O. Unlimited Bonds, Series B & AT-7, 6.40%, 6/1/17	5,200	5,959

West Virginia – 0.5%

West Virginia State University Project Revenue Bonds, Series A, 5.00%, 10/1/35	5,000	5,680

Wisconsin – 0.5%

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2, 5.00%, 11/1/22	5,000	6,205
Total Municipal Bonds
(Cost $945,231)		1,004,733

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 13.0%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (3)(4)	152,662,096	$152,662
Total Investment Companies
(Cost $152,662)		152,662

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 4.9%

California State RANS, Series A-2, 2.50%, 6/20/13	$10,000	$10,053

Madison Metropolitan School District Tax & Revenue Anticipation Promissory Notes, 2.00%, 9/4/13	5,000	5,039

Massachusetts State G.O. Limited RANS, Series A, 2.00%, 4/25/13	12,000	12,017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 4.9% – continued

Texas State TRANS, 2.50%, 8/30/13	$29,935	$30,229
Total Short-Term Investments
(Cost $57,317)		57,338

Total Investments – 103.4%
(Cost $1,155,210)		1,214,733

Liabilities less Other Assets – (3.4)%		(40,135)
NET ASSETS – 100.0%		$1,174,598

(1)	When-Issued Security.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	At March 31, 2012, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $157,745,000 with net sales of approximately $5,083,000 during the fiscal year ended March 31, 2013.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	12.6%
General	18.8
General Obligation	18.9
Higher Education	7.5
Power	6.8
Transportation	7.2
Water	11.9
All other sectors less than 5%	16.3

Total	100.0%

See Notes to the Financial Statements.

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MARCH 31, 2013

At March 31, 2013, the credit quality distribution (unaudited) for the Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	17.6%
AA	45.3
A	18.1
BBB	0.8
SP1+/MIG1	5.2
SP1/MIG1	0.4
Cash and Equivalents	12.6

Total	100.0%

*Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$ –	$1,004,733	(1)	$–	$1,004,733
Investment Companies	152,662	–		–	152,662
Short-Term Investments	–	57,338		–	57,338
Total Investments	$152,662	$1,062,071		$–	$1,214,733

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

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TAX-EXEMPT FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2013

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

AGM	Assured Guaranty Municipal Corporation	IBC	Insured Bond Certificates
AMBAC	American Municipal Bond Assurance Corporation	IDA	Industrial Development Authority
AMT	Alternative Minimum Tax	LOC	Line of Credit
BANS	Bond Anticipation Notes	NATL-RE	National Public Finance Guarantee Corporation
BHAC	Berkshire Hathaway Assurance Corporation	MBIA	Municipal Bond Insurance Association
COP	Certificate of Participation	MWRA	Massachusetts Water Resources Authority
COPS	Certificates of Participation	PCR	Pollution Control Revenue
CR	Custody Receipt	PFA	Public Finance Authority
EDA	Economic Development Agency	PSF	Permanent School Fund
FGIC	Financial Guaranty Insurance Corporation	Q-SBLF	Qualified School Bond Loan Fund
FHLMC	Federal Home Loan Mortgage Corporation	SCSDE	South Carolina School District Enhancement
FNMA	Federal National Mortgage Association	SFM	Single Family Mortgage
FSA	Financial Security Assurance	TCRS	Transferable Custodial Receipts
GNMA	Government National Mortgage Association	TRANS	Tax and Revenue Anticipation Notes
G.O.	General Obligation	TRB	Tax Revenue Bonds
Gtd.	Guaranteed	XLCA	XL Capital Assurance
HFDC	Health Facilities Development Corp.

The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

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NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2013

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 47 portfolios as of March 31, 2013, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “NTGI PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. The NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, the NTGI PVC considers factors that it deems appropriate to the

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NOTES TO THE FINANCIAL STATEMENTS continued

determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or other liquid assets having a fair value at least equal to the amount of the commitment. When-issued securities at March 31, 2013, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Certain Funds received dividend income from investments in investment companies during the fiscal year ended March 31, 2013. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Arizona Tax-Exempt	Daily	Monthly
California Intermediate Tax-Exempt	Daily	Monthly
California Tax-Exempt	Daily	Monthly
High Yield Municipal	Daily	Monthly
Intermediate Tax-Exempt	Daily	Monthly
Short-Intermediate Tax-Exempt	Daily	Monthly
Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts.

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2013

These reclassifications have no impact on the net assets or the net asset value per share of the Funds.

At March 31, 2013, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES	CAPITAL STOCK
California Intermediate Tax-Exempt	$215	($215)	$ —
Short-Intermediate Tax-Exempt	1,466	(1,220)	(246)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2013, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amount in thousands	MAR 31, 2017	MAR 31, 2018	MAR 31, 2019
High Yield Municipal	$1,839	$24,430	$12,268

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2013, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS/ (LOSSES)
Arizona Tax-Exempt	$57	$193	$127	$9,166
California Intermediate Tax-Exempt	198	295	230	22,269
California Tax-Exempt	83	1,919	333	12,827
High Yield Municipal	242	3	—	38,198
Intermediate Tax-Exempt	613	6,842	3,515	87,077
Short-Intermediate Tax-Exempt	—	—	—	36,896
Tax-Exempt	284	8,983	2,483	59,463

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,723	$609	$840
California Intermediate Tax-Exempt	10,579	3,016	1,528
California Tax-Exempt	4,696	4,055	361
High Yield Municipal	16,260	236	—
Intermediate Tax-Exempt	50,051	31,266	17,945
Short-Intermediate Tax-Exempt	16,659	317	3,682
Tax-Exempt	34,113	21,218	9,235

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,685	$8	$404
California Intermediate Tax-Exempt	10,164	41	—
California Tax-Exempt	4,322	972	187
High Yield Municipal	30,657	268	—
Intermediate Tax-Exempt	46,846	429	3,616
Short-Intermediate Tax-Exempt	19,125	—	—
Tax-Exempt	34,530	29	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2013, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2010 through March 31, 2012 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2013.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2013.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and the annual commitment fee on the unused portion of the credit line under the New Credit Facility is the same as those for the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At March 31, 2013, the Funds did not have any outstanding loans.

When utilized, the average dollar amount of the High Yield Municipal Fund’s borrowings was $370,000 and the weighted average interest rate on these borrowings was 1.22 percent for the fiscal year ended March 31, 2013. No other Funds incurred any interest expenses during the fiscal year ended March 31, 2013.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2013, the investment adviser contractually agreed to reimburse a portion of each Fund’s expense (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees and the expense limitations for the fiscal year ended March 31, 2013, for the Funds were as follows:

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATION
Short-Intermediate Tax-Exempt	0.50%	0.45%

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MARCH 31, 2013

	CONTRACTUAL ANNUAL ADVISORY FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.55%	0.52%	0.50%	0.45%
California Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.45%
California Tax-Exempt	0.55%	0.52%	0.50%	0.45%
High Yield Municipal	0.65%	0.61%	0.59%	0.80%
Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.45%
Tax-Exempt	0.55%	0.52%	0.50%	0.45%

The contractual reimbursement arrangement is expected to continue until at least July 31, 2014. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds. Transfer agent fees are reflected as Transfer agent fees in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive a fee, accrued daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. Administration fees are reflected as Administration fees in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), each Fund may invest its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the investment adviser and/or its affiliates. The uninvested cash of the Arizona Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt and Tax-Exempt Funds is invested in the Northern Institutional Tax Exempt Fund and the uninvested cash of the California Intermediate Tax-Exempt and California Tax-Exempt Funds is invested in the Northern California Municipal Money Market Fund. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Northern Institutional Tax Exempt Fund and Northern California Municipal Money Market Fund is 0.35 and 0.45 percent, respectively, of average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in the Northern Institutional Tax Exempt Fund or Northern California Municipal Money Market Fund. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Fund’s net expenses and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2013, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$ —	$44,980	$ —	$39,578
California Intermediate Tax-Exempt	—	244,433	—	197,379
California Tax-Exempt	—	225,101	—	207,590
High Yield Municipal	—	22,808	—	109,580
Intermediate Tax-Exempt	—	2,415,548	—	2,152,184
Short-Intermediate Tax-Exempt	—	269,778	—	155,672
Tax-Exempt	—	1,714,484	—	1,700,408

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At fiscal year ended March 31, 2013, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Arizona Tax-Exempt	$9,410	($245)	$9,165	$111,027
California Intermediate Tax-Exempt	23,312	(1,043)	22,269	376,520
California Tax-Exempt	13,437	(610)	12,827	148,082
High Yield Municipal	41,237	(3,039)	38,198	282,597
Intermediate Tax-Exempt	91,764	(4,688)	87,076	2,450,437
Short-Intermediate Tax-Exempt	37,195	(299)	36,896	1,133,217
Tax-Exempt	63,544	(4,082)	59,462	1,155,271

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	2,557	$28,493	152	$1,682	(2,444)	$(27,178)	265	$2,997
California Intermediate Tax-Exempt	12,831	140,618	233	2,531	(7,242)	(79,142)	5,822	64,007
California Tax-Exempt	4,592	54,664	421	4,981	(3,980)	(47,427)	1,033	12,218
High Yield Municipal	5,452	49,126	186	1,671	(15,488)	(139,384)	(9,850)	(88,587)
Intermediate Tax-Exempt	68,829	747,543	4,753	51,028	(51,087)	(553,703)	22,495	244,868
Short-Intermediate Tax-Exempt	47,619	506,296	285	3,020	(41,047)	(437,000)	6,857	72,316
Tax-Exempt	22,547	251,446	2,811	30,973	(23,829)	(264,930)	1,529	17,489

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2013

Transactions in capital shares for the fiscal year ended March 31, 2012, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	2,851	$30,548	79	$847	(2,288)	$(24,512)	642	$6,883
California Intermediate Tax-Exempt	9,842	103,589	62	647	(6,711)	(70,621)	3,193	33,615
California Tax-Exempt	5,539	62,163	213	2,389	(3,901)	(43,791)	1,851	20,761
High Yield Municipal	13,490	109,457	225	1,869	(74,026)	(615,901)	(60,311)	(504,575)
Intermediate Tax-Exempt	81,878	860,815	1,062	11,180	(38,312)	(399,536)	44,628	472,459
Short-Intermediate Tax-Exempt	40,251	427,799	99	1,058	(70,801)	(753,077)	(30,451)	(324,220)
Tax-Exempt	32,369	346,680	504	5,340	(20,967)	(221,119)	11,906	130,901

9. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standard Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on a Fund’s financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of both of these requirements and the impacts they will have to the financial statement amounts and footnote disclosures, if any.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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TAX-EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2013

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TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2013 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS During the fiscal year ended March 31, 2013, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund – 99.78%, California Intermediate Tax-Exempt Fund – 97.60%, California Tax-Exempt Fund – 99.21%, High Yield Municipal Fund – 98.57%, Intermediate Tax-Exempt Fund – 99.98%, Short-Intermediate Tax-Exempt Fund – 88.61% and Tax-Exempt Fund – 99.96%.

CAPITAL GAIN DISTRIBUTION The following Funds made capital gain distributions in December 2012, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Arizona Tax-Exempt	$0.0785
California Intermediate Tax-Exempt	0.0438
California Tax-Exempt	0.0264
Intermediate Tax-Exempt	0.0804
Short-Intermediate Tax-Exempt	0.0184
Tax-Exempt	0.0860

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TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/12 - 3/31/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on pages 101 and 102), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.45%	$1,000.00	$1,010.60	$2.26
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

CALIFORNIA INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.45%	$1,000.00	$1,008.00	$2.25
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

CALIFORNIA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.45%	$1,000.00	$1,015.20	$2.26
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD MUNICIPAL

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.80%	$1,000.00	$1,024.60	$4.04
Hypothetical**	0.80%	$1,000.00	$1,020.94	$4.03

INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.44%	$1,000.00	$1,002.60	$2.20
Hypothetical**	0.44%	$1,000.00	$1,022.74	$2.22

SHORT-INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.45%	$1,000.00	$1,000.40	$2.24
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2012	ENDING ACCOUNT VALUE 3/31/2013	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.45%	$1,000.00	$1,006.40	$2.25
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2013 (UNAUDITED)

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 69 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Lurie Children’s Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sandra Polk Guthman Age: 69 Trustee since 2000

•  Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 47 portfolios in the Northern Funds Complex — 39 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2013 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 75 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•  Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•  Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) from 2009 to 2012;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 55 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 73 Trustee since 2000 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 69 Trustee since 2007	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

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TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 56 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut since July 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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MARCH 31, 2013 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012, Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, Northern Trust Global Advisors, Inc. since 2012.

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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INVESTMENT CONSIDERATIONS

TAX-EXEMPT FIXED INCOME FUNDS

AZ TAX-EXEMPT FUND1,4,5,6

CA INTERMEDIATE TAX-EXEMPT FUND1,4,5,6

CA TAX-EXEMPT FUND1,4,5,6

HIGH YIELD MUNICIPAL FUND1,2,3,6

INTERMEDIATE TAX-EXEMPT FUND1,6

SHORT-INTERMEDIATE TAX-EXEMPT FUND1,6

TAX-EXEMPT FUND1,6

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 High Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

3 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

4 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

5 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

6 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

7	STATEMENTS OF ASSETS AND LIABILITIES

8	STATEMENTS OF OPERATIONS

9	STATEMENTS OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

15	SCHEDULES OF INVESTMENTS

15	CALIFORNIA MUNICIPAL MONEY MARKET FUND

19	MONEY MARKET FUND

25	MUNICIPAL MONEY MARKET FUND

50	U.S. GOVERNMENT MONEY MARKET FUND

53	U.S. GOVERNMENT SELECT MONEY MARKET FUND

57	ABBREVIATIONS AND OTHER INFORMATION

58	NOTES TO THE FINANCIAL STATEMENTS

64	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

65	TAX AND DISTRIBUTION INFORMATION

66	FUND EXPENSES

67	TRUSTEES AND OFFICERS

75	INVESTMENT CONSIDERATIONS

76	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The California Municipal Money Market Fund seeks to offer investors liquidity, a stable share price and income exempt from federal and state of California taxes. During the 12-month reporting period ended March 31, 2013, we employed a “barbell” approach to duration, favoring a combination of short- and longer-term securities. Approximately 90% of assets under management consisted of daily and weekly variable rate demand notes, or VRDNs. We strategically targeted daily and weekly municipal VRDNs, which offer liquidity and a favorable credit profile. The Fund’s strong liquidity position enabled us to make opportunistic purchases in the primary and secondary market during the period. We selectively purchased tier-one fixed-rate securities to lock in tax-exempt yield and add portfolio duration. In a difficult credit and rate environment, we were able to maintain a top-tier credit profile while providing liquidity and federal and California tax-free returns.

For the reporting period, the Fund posted a return of 0.01% compared with the 0.01% return of its benchmark, the iMoney Net Fund Average™ — California State-Specific Retail category. As of March 31, 2013, the Fund’s current 7-day yield was 0.01%.

During the reporting period, investors continued to be encouraged by positive developments regarding the California budget. California voters approved Proposition 30, which raised the top tax rate by three percentage points in order to procure additional revenue. The increased tax rate, along with the improving economy, helped the state bring its revenues in line with its expenses by mid-year. Investors took note of the positive developments, which translated into broad outperformance for California municipal securities. During the reporting period, we purchased select top-tier general obligation, revenue anticipation and essential-service notes. Our seasoned fixed-income research team reviewed all municipal credits added to the Fund’s portfolio, subjecting them to a rigorous committee-based security approval process.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
CALIFORNIA MUNICIPAL MONEY MARKET	0.01%	0.24%	1.07%	0.01%
IMONEYNET CA STATE-SPECIFIC RETAIL	0.01	0.24	1.01

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2013. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.23% as of March 31, 2013. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY DISTRIBUTION

At March 31, 2013, the maturity distribution for the California Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT)
and state and local taxes.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	16.5%
2 - 15 DAYS	73.9
31 - 60 DAYS	4.9
61 - 97 DAYS	1.9
181 - 270 DAYS	1.1
271 - 366 DAYS	1.7

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOCXX
INCEPTION DATE	11/29/94
NET ASSETS	$370 MILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.49%
NET EXPENSE RATIO	0.16%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2013, the Money Market Fund posted a 0.01% return, compared with the 0.01% return of its benchmark, the iMoney Net Fund Average™ — First Tier Retail category. As of March 31, 2013, the Portfolio’s current 7-day yield was 0.01%. Over the reporting period, money market funds continued to be challenged with low short-term interest rates driven by expectations that rates will remain low for an extended period of time. We continued to position the Fund conservatively and kept our focus on maintaining a high credit quality portfolio. We have targeted a long duration to opportunistically take advantage of any backup in yields. Our primary objectives continue to be liquidity and principal preservation.

The U.S. economy was resilient during the period, with the housing market continuing to rebound and unemployment falling to 7.6%, as potential workers continued to drop out of the labor force. Despite the expiration of the payroll tax holiday, retail sales continued to increase. The eurozone remained in the headlines, but the possibility of Greece exiting the European Union diminished once the country was approved for their next tranche of aid and Spain accepted a bailout for its banking sector. European Central Bank President Mario Draghi’s earlier promise to do “whatever it takes” to save the euro calmed the markets, even when Cypriot banks were closed for nearly two weeks as the government worked out an agreement to rescue the country’s two largest banks.

In addition, the Federal Reserve continued its accommodative policies during the reporting period. Following the expiration of “Operation Twist,” the Federal Reserve expanded its quantitative easing program to include monthly purchases of Treasury securities in addition to mortgage-backed issues. The Federal Reserve also indicated that the federal funds rate will remain low until U.S. unemployment drops below 6.5%, and as long as inflation levels do not exceed 2.5%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MONEY MARKET	0.01%	0.25%	1.55%	0.01%
IMONEYNET FIRST TIER RETAIL	0.01	0.33	1.50

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2013. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.11% as of March 31, 2013. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY DISTRIBUTION

At March 31, 2013, the maturity distribution for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	29.1%
2 - 15 DAYS	13.6
16 - 30 DAYS	15.0
31 - 60 DAYS	12.4
61 - 97 DAYS	13.3
98 - 180 DAYS	11.0
181 - 270 DAYS	2.5
271 - 366 DAYS	2.6
367 - 397 DAYS	0.5

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NORXX
INCEPTION DATE	04/11/94
NET ASSETS	$8.6 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.24%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2013, the Municipal Money Market Fund provided investors with tax-exempt return, stable value and liquidity. Throughout the period, financial markets were volatile, as investors struggled to gauge the sustainability of the U.S. economic recovery, the impact of the presidential election, and the direction of tax and fiscal policy. Investors also kept a watchful eye on the eurozone as policymakers endeavored to stay a step ahead of the Continent’s debt problems. These shifting headlines, together with the continual fits and starts of the global economy, unnerved even the most seasoned investors.

To calm the markets, the Federal Reserve took additional actions to bolster its accommodative monetary policies. The Federal Reserve increased its asset purchases, committing to buy a total of $85 billion of Treasury and mortgage-backed securities each month. In an effort to increase transparency and manage market expectations, the Federal Reserve outlined the “goalposts” that it will use to steer policy. Short-term rates will remain low until U.S. unemployment drops below 6.5%, and as long as inflation levels do not exceed 2.5%. These guidelines gave market participants comfort that the Federal Reserve has no intention of removing its accommodative policies until the U.S. economy is on sure footing.

Municipal issues benefited from strong investor demand during the reporting period. Favorable tax-adjusted yields, as well as the attractive credit profile of these securities, helped to fuel a rally in tax-exempt issues. In addition, many state and local governments made strides in aligning their spending with anticipated revenues. Throughout the period, we worked closely with our municipal research team to identify suitable tier-one municipal credits, focusing on tax-exempt securities backed by general obligations, universities or essential services as available. We maintained liquidity by investing a significant portion of portfolio assets in daily and weekly variable rate demand obligations. As of March 31, 2013, approximately 90% of Fund assets had a duration of less than one week. For the reporting period, the Fund returned 0.01%, compared with the 0.01% return of its benchmark, the iMoney Net Fund Average™ — Tax-Free Retail category. As of March 31, 2013, the Fund’s current 7-day yield was 0.01%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MUNICIPAL MONEY MARKET	0.01%	0.28%	1.11%	0.01%
IMONEYNET TAX-FREE RETAIL	0.01	0.27	1.07

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2013. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.21% as of March 31, 2013. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY DISTRIBUTION

At March 31, 2013, the maturity distribution for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT)
and state and local taxes.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	6.4%
2 - 15 DAYS	84.4
16 - 30 DAYS	0.1
31 - 60 DAYS	2.2
61 - 97 DAYS	3.4
98 - 180 DAYS	2.2
181 - 270 DAYS	1.1
271 - 366 DAYS	0.2

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOMXX
INCEPTION DATE	04/11/94
NET ASSETS	$6.7 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.17%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2013, the U.S. Federal Reserve continued its exceptionally accommodative monetary policies in response to anemic economic growth and a stubbornly weak labor market. At its September meeting, the Federal Reserve announced an open-ended asset purchase program to support the labor market. While the unemployment rate fell by nearly one percentage point during the reporting period, the Federal Reserve appears determined to stay the course until inflation increases or the unemployment rate falls below 6.5%.

Central bankers outside the United States were also very active during the reporting period, as new leadership at the Bank of Japan aggressively pursued quantitative easing policies and the European Central Bank (ECB) took a supportive stance to stem a renewal of the region’s debt crisis. ECB President Mario Draghi’s pledge to do “whatever it takes” to preserve the European Monetary Union (EMU) improved market confidence meaningfully during the summer, but the recent tumultuous bailout of Cyprus reminded the markets that the EMU remains fragile.

During the reporting period, the U.S. Government Money Market Fund posted a 0.01% total return compared with the 0.01% return of its benchmark, the iMoney Net Fund Average™ — Government & Agencies Retail category. As of March 31, 2013, the Fund’s current 7-day yield was 0.01%. The money markets exhibited some of the volatility that affected the broader financial markets during the reporting period. The Federal Reserve’s “Operation Twist” program loaded dealer balance sheets with short-dated U.S. Treasuries in the second half of 2012, putting upward pressure on overnight rates despite the fact that yields remained pinned near zero in absolute terms. The conclusion of Operation Twist at the end of 2012 led to a downward bias in the yields of repurchase agreements backed by U.S. government securities, further challenging U.S. government money market funds facing limited supply from government-sponsored enterprises. Given our expectation that supply dynamics would remain challenging and that the Federal Reserve would remain committed to its accommodative policies, we selectively added duration to keep the Fund’s rate sensitivity above that of our Lipper peer group average, the U.S. Government Money Market Category. In addition, we maintained a strong liquidity profile to accommodate any unexpected redemptions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET	0.01%	0.23%	1.50%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	0.01	0.23	1.40

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2013. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.18% as of March 31, 2013. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY DISTRIBUTION

At March 31, 2013, the maturity distribution for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	37.7%
2 - 15 DAYS	11.8
16 - 30 DAYS	10.9
31 - 60 DAYS	12.2
61 - 97 DAYS	7.7
98 - 180 DAYS	10.4
181 - 270 DAYS	4.0
271 - 366 DAYS	4.9
367 - 397 DAYS	0.4

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOGXX
INCEPTION DATE	04/11/94
NET ASSETS	$1.3 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.49%
NET EXPENSE RATIO	0.17%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global markets exhibited volatility during the 12-month reporting period ended March 31, 2013, with the yield on the 10-year U.S. Treasury note reaching an all-time low in July and U.S. equities moving to an all-time high in March. Developments in the eurozone again played a major role in influencing market confidence levels. The renewed debt crisis in Spain weighed on investor sentiment early in the period, but European Central Bank President Draghi’s pledge to preserve the euro boosted markets during the summer. However, the failed Italian election and the tenuous rescue package negotiations in Cyprus reminded market participants that the eurozone debt crisis is not yet over. Political uncertainty in the United States also weighed on confidence, as Congressional leaders narrowly avoided sending the nation over the “fiscal cliff” of higher taxes and reduced government spending. While the Federal Reserve remained adamant that monetary policy could not remedy poor fiscal decisions, it demonstrated its commitment to extraordinarily accommodative monetary programs designed to support economic growth and boost the weak labor market. The announcement of an open-ended asset purchase program in autumn 2012, as well as a shift to a monetary policy based on economic data, further supported risk assets even as the unemployment rate trended down.

Money market participants remained relatively risk averse during the annual period, which helped to keep yields of safe-haven assets such as U.S. government securities pinned near zero. Given our expectations that supply dynamics would continue to be challenging, and that the Federal Reserve would remain committed to its accommodative monetary policies, we selectively added duration to keep the Fund’s rate sensitivity above that of our Lipper peer group average, the U.S. Government Money Market Category. In addition, we maintained a strong liquidity profile to accommodate any unexpected redemptions.

During the reporting period, the U.S. Government Select Money Market Fund posted a 0.01% total return, compared with the 0.01% return of its benchmark, the iMoney Net Fund Average™ — Government & Agencies Retail category. As of March 31, 2013, the Fund’s current 7-day yield was 0.01%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET	0.01%	0.21%	1.47%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	0.01	0.23	1.40

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2013. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.20% as of March 31, 2013. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY DISTRIBUTION

At March 31, 2013, the maturity distribution for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	17.7%
2 - 15 DAYS	19.1
16 - 30 DAYS	23.3
31 - 60 DAYS	9.8
61 - 97 DAYS	8.4
98 - 180 DAYS	15.6
181 - 270 DAYS	3.7
271 - 366 DAYS	2.4

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NOSXX
INCEPTION DATE	12/12/94
NET ASSETS	$3.5 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2013

Amounts in thousands, except per share data	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost	$364,294	$8,277,782	$6,552,587	$917,970	$3,247,949
Repurchase agreements, at cost which approximates fair value	–	639,046	–	425,924	305,653
Cash	26	12,534	–	–	3,345
Interest income receivable	155	8,881	4,268	641	1,739
Receivable for securities sold	410	–	67,525	–	–
Receivable for fund shares sold	5,121	23,100	93,948	7,835	3,695
Receivable from affiliates for expense reimbursements	31	416	429	81	229
Prepaid and other assets	1	8	8	1	4
Total Assets	370,038	8,961,767	6,718,765	1,352,452	3,562,614
LIABILITIES:
Cash overdraft	–	–	60,564	4,544	–
Payable for securities purchased	–	371,864	–	18,321	24,497
Payable for fund shares redeemed	–	12,000	–	–	–
Distributions to shareholders	4	74	57	12	30
Payable to affiliates:
Investment advisory fees	18	414	318	63	171
Administration fees	7	166	127	25	68
Custody and accounting fees	3	35	27	6	15
Transfer agent fees	8	166	127	25	68
Trustee fees	11	95	60	11	19
Accrued other liabilities	32	201	180	53	115
Total Liabilities	83	385,015	61,460	23,060	24,983
Net Assets	$369,955	$8,576,752	$6,657,305	$1,329,392	$3,537,631
ANALYSIS OF NET ASSETS:
Capital stock	$369,975	$8,585,452	$6,657,152	$1,329,381	$3,537,617
Accumulated undistributed net investment income (loss)	(11)	(42)	153	11	14
Accumulated undistributed net realized loss	(9)	(8,658)	–	–	–
Net Assets	$369,955	$8,576,752	$6,657,305	$1,329,392	$3,537,631
Shares Outstanding ($.0001 par value, unlimited authorization)	370,008	8,585,546	6,657,177	1,329,414	3,537,655
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2013

Amounts in thousands	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$657	$19,650	$11,854	$2,569	$5,772
Total Investment Income	657	19,650	11,854	2,569	5,772
EXPENSES:
Investment advisory fees	999	19,481	16,701	3,531	9,022
Administration fees	400	7,792	6,680	1,412	3,609
Custody fees	53	831	692	173	393
Accounting fees	60	799	688	161	381
Transfer agent fees	400	7,792	6,680	1,412	3,609
Registration fees	19	115	108	42	74
Printing fees	50	120	80	20	47
Professional fees	33	135	123	45	80
Trustee fees	10	97	91	20	50
Other	9	86	78	21	45
Total Expenses	2,033	37,248	31,921	6,837	17,310
Less expenses voluntarily reimbursed by investment adviser	(782)	(8,422)	(12,214)	(2,520)	(7,231)
Less expenses contractually reimbursed by investment adviser	(629)	(9,944)	(8,509)	(1,878)	(4,667)
Less custodian credits	(2)	(9)	(10)	(11)	(1)
Net Expenses	620	18,873	11,188	2,428	5,411
Net Investment Income	37	777	666	141	361
NET REALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(9)	133	262	31	44
Net Gains (Losses)	(9)	133	262	31	44
Net Increase in Net Assets Resulting from Operations	$28	$910	$928	$172	$405

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	CALIFORNIA MUNICIPAL MONEY MARKET FUND		MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012
OPERATIONS:
Net investment income	$37	$47	$777	$1,202	$666	$803	$141	$139	$361	$328
Net realized gains (losses) on:
Investments	(9)	–	133	15	262	46	31	1	44	6
Net Increase in Net Assets Resulting from Operations	28	47	910	1,217	928	849	172	140	405	334
CAPITAL SHARE TRANSACTIONS: (1)
Net increase (decrease) in net assets resulting from capital share transactions	(56,731)	(42,928)	1,300,291	(143,569)	(358,566)	326,977	(21,769)	(275,461)	100,928	313,780
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(56,731)	(42,928)	1,300,291	(143,569)	(358,566)	326,977	(21,769)	(275,461)	100,928	313,780
DISTRIBUTIONS PAID:
From net investment income	(40)	(49)	(795)	(1,198)	(821)	(803)	(151)	(140)	(380)	(342)
Total Distributions Paid	(40)	(49)	(795)	(1,198)	(821)	(803)	(151)	(140)	(380)	(342)
Total Increase (Decrease) in Net Assets	(56,743)	(42,930)	1,300,406	(143,550)	(358,459)	327,023	(21,748)	(275,461)	100,953	313,772
NET ASSETS:
Beginning of year	426,698	469,628	7,276,346	7,419,896	7,015,764	6,688,741	1,351,140	1,626,601	3,436,678	3,122,906
End of year	$369,955	$426,698	$8,576,752	$7,276,346	$6,657,305	$7,015,764	$1,329,392	$1,351,140	$3,537,631	$3,436,678
Accumulated Undistributed Net Investment Income (Loss)	$(11)	$(8)	$(42)	$(24)	$153	$46	$11	$(10)	$14	$(11)

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND
Selected per share data	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	– (1)	– (1)	– (1)	–	(1)	0.01
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	–	(2)	–
Total from Investment Operations	–	–	–	–		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	–	(3)	(0.01)
Total Distributions Paid	–	–	–	–		(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(4)	0.01%	0.01%	0.03%	0.03%		1.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$369,955	$426,698	$469,628	$971,027		$1,620,993
Ratio to average net assets of:
Expenses, net of reimbursements and credits (5)	0.16%	0.16%	0.27%	0.34	% (6)	0.57	% (7)
Expenses, before reimbursements and credits (5)	0.51%	0.49%	0.57%	0.72%		0.71%
Net investment income (loss), net of reimbursements and credits (5)	0.00%	0.01%	0.00%	(0.01)%		1.08%
Net investment income (loss), before reimbursements and credits (5)	(0.35)%	(0.32)%	(0.30)%	(0.39)%		0.94%

(1)	Per share amount from net investment income (loss) was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $306,000 which represents 0.03% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The net expense ratio includes the Participation Fee of approximately $360,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	– (1)	–	(1)	0.01
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	–	(2)	–	(2)
Total from Investment Operations	–	–	–	–		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	–	(3)	(0.01)
Total Distributions Paid	–	–	–	–		(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(4)	0.01%	0.02%	0.03%	0.05	% (5)	1.16	% (5)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$8,576,752	$7,276,346	$7,419,896	$7,682,040		$9,744,761
Ratio to average net assets of:
Expenses, net of reimbursements and credits (6)	0.24%	0.18%	0.30%	0.47	% (7)	0.57	% (8)
Expenses, before reimbursements and credits (6)	0.48%	0.48%	0.55%	0.70%		0.70%
Net investment income, net of reimbursements and credits (6)	0.01%	0.02%	0.02%	0.05%		1.18%
Net investment income (loss), before reimbursements and credits (6)	(0.23)%	(0.28)%	(0.23)%	(0.18)%		1.05%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	Without the value of the Capital Support Agreement, the total return would have been 0.23% and 0.97% for the fiscal years ended March 31, 2010 and 2009, respectively.
(6)	The impact on Net Assets due to any custody credits is less than 0.001%.
(7)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,976,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(8)	The net expense ratio includes the Participation Fee of approximately $2,325,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	– (1)	–	(1)	0.01
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	–	(2)	–
Total from Investment Operations	–	–	–	–		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	–	(3)	(0.01)
Total Distributions Paid	–	–	–	–		(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(4)	0.01%	0.01%	0.02%	0.08%		1.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,657,305	$7,015,764	$6,688,741	$6,404,996		$10,170,902
Ratio to average net assets of:
Expenses, net of reimbursements and credits (5)	0.17%	0.16%	0.29%	0.45	% (6)	0.57	% (7)
Expenses, before reimbursements and credits (5)	0.48%	0.48%	0.54%	0.70%		0.70%
Net investment income, net of reimbursements and credits (5)	0.01%	0.02%	0.03%	0.09%		1.17%
Net investment income (loss), before reimbursements and credits (5)	(0.30)%	(0.30)%	(0.22)%	(0.16)%		1.04%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,450,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The net expense ratio includes the Participation Fee of approximately $1,707,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	– (1)	–	(1)	0.01
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	–	(2)	–
Total from Investment Operations	–	–	–	–		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	–	(3)	(0.01)
Total Distributions Paid	–	–	–	–		(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(4)	0.01%	0.01%	0.02%	0.01%		1.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,329,392	$1,351,140	$1,626,601	$1,445,539		$2,347,454
Ratio to average net assets of:
Expenses, net of reimbursements and credits (5)	0.17%	0.12%	0.23%	0.32	% (6)	0.56	% (7)(8)
Expenses, before reimbursements and credits (5)	0.48%	0.49%	0.54%	0.71%		0.71%
Net investment income, net of reimbursements and credits (5)	0.01%	0.01%	0.01%	0.01%		1.03%
Net investment income (loss), before reimbursements and credits (5)	(0.30)%	(0.36)%	(0.30)%	(0.38)%		0.88%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $325,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The net expense ratio includes custodian credits of approximately $125,000 which represents 0.01% of average net assets for the fiscal year ended March 31, 2009. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(8)	The net expense ratio includes the Participation Fee of approximately $383,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	– (1)	–	(1)	0.01
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	–	(2)	–
Total from Investment Operations	–	–	–	–		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	–	(3)	(0.01)
Total Distributions Paid	–	–	–	–		(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.01%		0.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,537,631	$3,436,678	$3,122,906	$3,411,618		$5,010,970
Ratio to average net assets of:
Expenses, net of reimbursements and credits (5)	0.15%	0.09%	0.20%	0.31	% (6)	0.55	% (7)
Expenses, before reimbursements and credits (5)	0.48%	0.48%	0.55%	0.69%		0.70%
Net investment income, net of reimbursements and credits (5)	0.01%	0.01%	0.01%	0.01%		0.73%
Net investment income (loss), before reimbursements and credits (5)	(0.32)%	(0.38)%	(0.34)%	(0.37)%		0.58%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $539,000 which represents 0.01% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The net expense ratio includes the Participation Fee of approximately $635,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.5%

California – 98.5%

Alameda County California IDA Revenue VRDB, Convergent Laser Tech, (Wells Fargo Bank N.A. LOC), 0.12%, 4/8/13	$3,060	$3,060

BB&T Municipal Trust Various States, G.O., Floaters, Series 2049, (Branch Banking & Trust Co. LOC), 0.14%, 4/8/13 (1)	10,030	10,030

California Health Facilities Financing Authority Revenue VRDB, (Bank of Montreal LOC), 0.10%, 4/8/13	6,725	6,725

California Health Facilities Financing Authority Revenue VRDB, Adventist Health Systems West, Series B, (U.S. Bank N.A. LOC), 0.10%, 4/1/13	2,600	2,600

California Infrastructure & Economic Development Bank Refunding Revenue VRDB, Series C, Pacific Gas & Electric, (Sumitomo Mitsui Banking Corp. LOC), 0.10%, 4/1/13	9,000	9,000

California Infrastructure & Economic Development Bank Revenue VRDB, Southern California Public Radio Project, (JPMorgan Chase Bank N.A. LOC), 0.18%, 4/1/13	2,400	2,400

California Infrastructure and Economic Development Bank Revenue VRDB, (Comerica Bank LOC), 0.13%, 4/8/13	9,100	9,100

California Municipal Finance Authority Revenue VRDB, Chevron USA- Recovery Zone, 0.09%, 4/1/13	19,300	19,300

California Municipal Finance Authority Revenue VRDB, Westmont College, Series A, (Comerica Bank LOC), 0.16%, 4/8/13	5,500	5,500

California Pollution Control Financing Authority Revenue Refunding Bonds, Pacific Gas & Electric,Series F, (JPMorgan Chase & Co. LOC), 0.10%, 4/1/13	3,100	3,100

California Pollution Control Financing Authority Revenue Refunding Bonds, Pacific, Series E, (JPMorgan Chase Bank N.A. LOC), 0.10%, 4/1/13	2,200	2,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.5% – continued

California – 98.5% – continued

California Pollution Control Financing Authority Solid Waste Disposal Revenue VRDB, Big Bear Disposal, Inc. Project, (Union Bank N.A. LOC), 0.15%, 4/8/13	$500	$500

California Pollution Control Financing Authority Solid Waste Disposal Revenue VRDB, Mission Trail Waste, Series A, (Comerica Bank LOC), 0.16%, 4/8/13	2,745	2,745

California School Cash Reserve Program Authority Revenue Notes, Series AA, 2.00%, 10/1/13	4,000	4,035

California State G.O., Floating, Series C-4, (Citibank N.A. LOC), 0.12%, 4/8/13	3,800	3,800

California Statewide Communities Development Authority Gas Supply Revenue VRDB, 0.12%, 4/8/13	5,200	5,200

California Statewide Communities Development Authority Multifamily Housing Revenue Bonds, Putters, Series 2680, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/8/13 (1)	10,000	10,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, (FHLB of San Francisco LOC), 0.13%, 4/8/13	8,500	8,500

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Broadway Studios Apartments, Series A, (FHLB of San Francisco LOC), 0.13%, 4/8/13	1,300	1,300

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Highlander Pointe Apartments, Series A, (FHLB of San Francisco LOC), 0.13%, 4/8/13	5,000	5,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Lincoln Walk Apartment Project, Series D (PNC Bank N.A. LOC), 0.14%, 4/8/13	500	500

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.5% – continued

California – 98.5% – continued

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Pine View Apartments, Series A, (Citibank N.A. LOC), 0.13%, 4/8/13	$700	$700

California Statewide Communities Development Authority Multifamily Revenue VRDB, Varenna Assisted Living, Series F, (FHLB of San Francisco LOC), 0.12%, 4/8/13	7,785	7,785

California Statewide Communities Development Authority Revenue VRDB, American Baptist Homes West, (Bank of America N.A. LOC), 0.12%, 4/8/13	9,015	9,015

California Statewide Communities Development Authority Revenue VRDB, Kaiser Permanente, Series A, 0.11%, 4/8/13	5,000	5,000

California Statewide Communities Development Authority Revenue VRDB, Series 2005, University of San Diego, (Wells Fargo Bank N.A. LOC), 0.11%, 4/8/13	3,400	3,400

Castaic Lake Water Agency California Revenue COPS VRDB, 1994 Refunding Project, Series A, (Wells Fargo Bank N.A. LOC), 0.10%, 4/8/13	4,500	4,500

City of Carlsbad California Multifamily Housing Revenue Refunding VRDB, Santa Fe Ranch Apartments Project, (FHLMC LOC), 0.16%, 4/8/13	6,420	6,420

City of Fresno California Multifamily Housing Revenue Refunding VRDB, Heron Pointe Apartments, (FNMA LOC), 0.13%, 4/8/13	10,070	10,070

City of Manhattan Beach California COPS Refunding VRDB, (Union Bank N.A. LOC), 0.11%, 4/8/13	2,235	2,235

City of Oceanside California Multifamily Housing Revenue VRDB, Shadow Way, Non AMT, (FHLMC LOC), 0.12%, 4/8/13	3,850	3,850

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.5% – continued

California – 98.5% – continued

City of Salinas California Economic Development Revenue VRDB, Monterey County Public Building, Series A, (Bank of New York Trust Co. N.A. LOC), 0.11%, 4/8/13	$3,900	$3,900

County of San Bernardino California G.O. TRANS, Series A, 2.00%, 6/28/13	3,500	3,515

Deutsche Bank Spears/Lifers Trust, Goldman Sachs G.O., Series DB-461, (Deutsche Bank AG LOC), 0.12%, 4/8/13 (1)	7,310	7,310

Deutsche Bank Spears/Lifers Trust, Goldman Sachs G.O., Series DBE-637 (Deutsche Bank AG Gtd.), 0.20%, 4/8/13 (1)	8,006	8,006

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-649, (Deutsche Bank AG Gtd.), 0.12%, 4/8/13	10,804	10,804

Irvine Ranch Water District VRDB, Special Assessment, Districts Numbers 140-240- 105-250, (Bank of New York Mellon LOC), 0.10%, 4/1/13	7,600	7,600

Irvine Unified School Community District 09, Special Tax, Series A, (U.S. Bank N.A. LOC), 0.10%, 4/1/13	4,040	4,040

Los Angeles California COPS VRDB, Kadima Hebrew Academy, Series A, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	500	500

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Subseries A-8, 0.11%, 4/8/13	100	100

Los Angeles California Multifamily Revenue Refunding VRDB, Mountainback, Series B, (FHLMC LOC), 0.14%, 4/8/13	8,240	8,240

Los Angeles Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Grand Promenade Project, (FHLMC LOC), 0.13%, 4/8/13	2,600	2,600

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.5% – continued

California – 98.5% – continued

Los Angeles County Schools Pooled Financing Program TRANS, Series C-7, 2.00%, 12/31/13	$2,000	$2,024

Los Angeles County Schools Pooled Financing Program TRANS, Series C-8, 2.00%, 1/31/14	4,000	4,055

Los Angeles Department of Water & Power Revenue VRDB, Subseries B-1, 0.10%, 4/8/13	3,500	3,500

Los Angeles Department of Water & Power Waterworks Revenue VRDB, Subseries B-2, 0.12%, 4/1/13	2,300	2,300

Los Angeles Department of Water & Power Waterworks Revenue VRDB, Subseries B-4, 0.10%, 4/8/13	4,825	4,825

Los Angeles Harbor Department Municipal Interest Bearing CP, 0.17%, 5/2/13	5,000	5,000

Orange County California Apartment Development Revenue Refunding Bonds, Larkspur Canyon Apartments, Series A, (FNMA LOC), 0.10%, 4/8/13	7,435	7,435

Riverside County California COPS VRDB, Aces-Riverside County Public Facilities, Series B, (State Street Bank & Trust Co. LOC), 0.10%, 4/8/13	4,250	4,250

Series C, (State Street Bank & Trust Co. LOC), 0.10%, 4/8/13	1,000	1,000

Riverside County Multifamily Housing Authority Revenue Refunding VRDB, Tyler Springs Apartments, Series C, (FNMA LOC), 0.11%, 4/8/13	7,650	7,650

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Seasons at Winter, Series C-2, (FHLMC LOC), 0.13%, 4/8/13	6,900	6,900

Sacramento County Sanitation Districts Financing Authority Revenue Refunding VRDB, Series E, (JPMorgan Chase Bank N.A. LOC), 0.11%, 4/8/13	3,200	3,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.5% – continued

California – 98.5% – continued

San Bernardino County California Multifamily Revenue Refunding VRDB, Housing Mortgage Mountain View, Series A, (FNMA LOC), 0.16%, 4/8/13	$7,110	$7,110

San Diego Unified School District G.O. TRANS, Series A-2, 2.00%, 6/28/13	3,500	3,515

San Francisco California City & County Multifamily Housing Revenue Refunding VRDB, Post Towers, Series A, (FHLMC LOC), 0.10%, 4/8/13	5,300	5,300

San Francisco City & County Airports Commission International Airport Revenue Refunding VRDB, Series 37C, (Union Bank N.A. LOC), 0.12%, 4/8/13	8,295	8,295

San Francisco City & County California Redevelopment Agency Revenue Bonds, Series C, 3rd Mission, (FNMA LOC), 0.10%, 4/8/13	11,100	11,100

San Jose Financing Authority Revenue Refunding VRDB, Civic Center, Series A, (Union Bank N.A. LOC), 0.11%, 4/8/13	9,000	9,000

Southern California Public Power Authority Revenue VRDB, Natural Gas Project, (Barclays Bank PLC LOC), 0.11%, 4/8/13	1,320	1,320

Southern California State Public Power Authority Revenue Refunding VRDB, Magnolia Power Project, (Wells Fargo Bank N.A. LOC), 0.11%, 4/8/13	1,900	1,900

State of California Economy Recovery G.O. VRDB, Series C-4, (JPMorgan Chase Bank N.A. LOC), 0.10%, 4/1/13	1,500	1,500

State of California G.O., Floating, Series A-2, (Bank of Montreal LOC), 0.10%, 4/1/13	3,500	3,500

Sunnyvale California COPS Refunding VRDB, Government Center Site, Series A, (Union Bank N.A. LOC), 0.12%, 4/8/13	11,475	11,475

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.5% – continued

California – 98.5% – continued

Tahoe Forest Hospital District California Revenue VRDB, Health Facility, (U.S. Bank N.A. LOC), 0.15%, 4/1/13	$2,455	$2,455

Ventura County Public Financing Authority Municipal Interest Bearing CP, (Wells Fargo Bank N.A. LOC), 0.16%, 5/8/13	13,000	13,000

Western Municipal California Water District Facilities Authority Revenue Refunding Bonds, Series A, (Union Bank N.A. LOC), 0.10%, 4/8/13	8,500	8,500
		364,294
Total Municipal Investments
(Cost $364,294)		364,294

Total Investments – 98.5%
(Cost $364,294) (2)		364,294

Other Assets less Liabilities – 1.5%		5,661
NET ASSETS – 100.0%		$369,955

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	The cost for federal income tax purposes was $364,294.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the California Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	18.5%
Educational Services	13.2
Electric Services, Power and Utility	7.0
Lease Revenues	10.2
Health Services, Hospital and Residential Care	8.9
Urban and Community Development and Housing Programs	29.9
All other sectors less than 5%	12.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Municipal Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by California Municipal Money Market Fund	$–	$364,294	(1)(2)	$–	$364,294

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the California Municipal Money Market Fund are valued at amortized cost and therefore are classified as Level 2. NTI categorizes an investment in the California Municipal Money Market Fund as Level 1, due to quoted market prices being available in active markets.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 4.9%

ABS Other – 4.9%

Atlantic Asset Securitization LLC, 0.29%, 4/5/13	$35,270	$35,264

Barton Capital LLC, 0.27%, 6/4/13	24,145	24,133

Bedford Row Funding Corp., 0.32%, 7/8/13	58,000	57,950

Chariot Funding LLC, 0.18%, 5/8/13	52,995	52,985

Gotham Funding, 0.22%, 6/25/13	28,000	27,985

Kells Funding LLC, 0.28%, 4/3/13	40,000	39,999
0.21%, 6/4/13	17,495	17,488
0.24%, 6/6/13	25,225	25,214
0.26%, 8/29/13	17,500	17,481

LMA Americas LLC, 0.30%, 4/30/13	12,495	12,492

Market Street Funding LLC, 0.21%, 4/3/13	45,160	45,160

Victory Receivables Corp., 0.20%, 4/18/13	23,475	23,473
0.19%, 4/23/13	44,000	43,995
		423,619
Total ABS Commercial Paper
(Cost $423,619)		423,619

ASSET-BACKED SECURITIES – 0.0%

ABS Other – 0.0%

John Deere Owner Trust, Series 2012-B, Class A1, 0.27%, 9/16/13	1,931	1,931

Car Loan – 0.0%

Honda Auto Receivables Owner Trust, Series 2012-3, Class A1, 0.29%, 8/15/13	1,318	1,318
Total Asset-Backed Securities
(Cost $3,249)		3,249

CERTIFICATES OF DEPOSIT – 32.5%

Banking – 32.5%

Bank of Montreal, Chicago Branch, 0.30%, 6/17/13, FRCD	15,000	15,000
0.46%, 8/1/13	30,000	30,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 32.5% – continued

Banking – 32.5% – continued

Bank of Nova Scotia, Houston Branch, 0.46%, 6/17/13, FRCD	$15,000	$15,010
0.63%, 6/17/13, FRCD	10,000	10,015

Bank of Nova Scotia, Houston, 0.22%, 4/1/13, FRCD	60,000	60,000
0.29%, 4/1/13, FRCD	45,000	45,000
0.33%, 4/16/13, FRCD	21,000	21,005

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.16%, 4/2/13	75,000	75,000
0.30%, 4/10/13, FRCD	63,000	63,000
0.25%, 4/18/13	20,000	19,998

Barclays Bank PLC, New York Branch, 0.50%, 4/9/13	43,000	43,000
0.48%, 6/6/13	77,165	77,165

BNP Paribas S.A., Chicago Branch, 0.24%, 5/7/13	40,000	40,000

Branch Banking and Trust Co., 0.15%, 5/13/13	54,565	54,565
0.16%, 6/24/13	77,000	77,000

Canadian Imperial Bank of Commerce, 0.34%, 5/31/13, FRCD	40,000	40,000

Credit Agricole S.A., London, 0.43%, 4/11/13	63,720	63,720
0.40%, 5/1/13	19,000	19,000
0.36%, 5/8/13	75,645	75,645

Credit Suisse, New York, 0.34%, 5/2/13	40,000	40,000
0.34%, 5/13/13	34,700	34,700

Deutsche Bank A.G., New York Branch, 0.43%, 8/21/13	50,000	50,000

Deutsche Bank A.G., New York,
0.25%, 4/16/13	69,345	69,345
0.33%, 7/8/13	55,500	55,500

DNB ASA, New York, 0.31%, 5/17/13	40,135	40,135

DNB Nor Bank ASA, London, 0.31%, 4/19/13	75,000	75,000

HSBC Holdings PLC, London Branch, 0.30%, 5/20/13	75,000	75,000

JPMorgan Chase & Co., New York Branch, 0.25%, 9/18/13	35,000	35,000

Lloyds TSB Bank PLC, London Branch, 0.25%, 4/10/13	74,000	74,000
0.24%, 5/14/13	35,455	35,455

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 32.5% – continued

Banking – 32.5% – continued

Mizuho Corporate Bank, New York Branch, 0.27%, 4/4/13	$34,000	$34,000

Mizuho Corporate Bank, USA, 0.38%, 6/14/13	79,450	79,450

National Australia Bank Ltd., London, 0.23%, 4/24/13	95,000	95,000

National Australia Bank, 0.39%, 4/25/13, FRCD	37,000	37,000

Nordea Bank Finland PLC, New York, 0.30%, 5/6/13	56,000	56,000
0.30%, 6/14/13	75,000	74,999

Norinchukin Bank, New York Branch, 0.25%, 6/10/13	63,490	63,490

Oversea-Chinese Banking Corp., 0.22%, 4/15/13	19,000	18,998

Rabobank Nederland , New York Branch, 0.39%, 4/2/13	149,930	149,930

Rabobank Nederland, Utrecht, 0.31%, 5/20/13	59,975	59,975

Royal Bank of Canada, New York, 0.34%, 4/1/13, FRCD	17,000	17,000
0.35%, 4/1/13, FRCD	22,000	22,000
0.36%, 4/1/13, FRCD	33,000	33,000
0.35%, 5/6/13, FRCD	29,000	29,000

Skandinaviska Enskilda Banken AB, New York, 0.39%, 4/17/13	60,000	60,000
0.38%, 6/7/13	45,970	45,970

Societe Generale, London Branch, 0.29%, 6/3/13	79,000	79,000

Societe Generale, New York Branch, 0.39%, 4/12/13	49,500	49,500
0.39%, 4/15/13	45,000	45,000

Sumitomo Mitsui Banking Corp., New York, 0.32%, 7/8/13	84,835	84,835
0.27%, 9/6/13	39,000	39,000

Toronto Dominion Bank, New York, 0.30%, 4/1/13	22,000	22,000
0.30%, 4/22/13	15,000	15,000
0.30%, 6/19/13	5,000	5,000

Wells Fargo Bank N.A., 0.17%, 6/10/13	64,000	64,000
0.21%, 9/9/13	48,000	48,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 32.5% – continued

Banking – 32.5% – continued

Westpac Banking Corp., New York, 0.50%, 8/1/13	$32,000	$32,000
		2,787,405
Total Certificates of Deposit
(Cost $2,787,405)		2,787,405

COMMERCIAL PAPER – 9.1%

Banking – 4.3%

Australia and New Zealand Banking Group, 0.34%, 5/16/13	16,000	16,000
0.35%, 5/20/13	12,000	12,000

Collateralized Commercial Paper II, 0.41%, 7/15/13	48,270	48,214

Commonwealth Bank of Australia, 0.34%, 4/4/13	15,000	14,999
0.29%, 5/23/13	39,000	38,984

ING US Funding LLC, 0.24%, 4/16/13	47,970	47,965

JPMorgan Chase & Co., 0.29%, 6/11/13	33,100	33,081
0.30%, 8/6/13	30,415	30,383
0.32%, 10/2/13	73,000	72,881

Sumitomo Mitsui Banking Corp., 0.27%, 5/6/13	42,200	42,189

Westpac Banking Corp.,
0.29%, 4/8/13	14,000	14,000
		370,696

Food and Beverage – 0.4%

Nestle Capital Corp., 0.39%, 5/20/13	32,875	32,858

Foreign Agencies – 2.5%

Caisse D’Amortissement De La Dette, 0.21%, 4/25/13	28,100	28,096

Caisse Des Depots Et Consignations, 0.33%, 4/24/13	58,000	57,988
0.25%, 6/7/13	9,205	9,201

KFW, 0.20%, 4/11/13	28,370	28,368
0.20%, 4/22/13	9,945	9,944
0.19%, 6/7/13	25,000	24,991
0.20%, 6/14/13	25,000	24,990
0.20%, 6/25/13	32,595	32,579
		216,157

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 9.1% – continued

Foreign Local Government – 0.3%

Queensland Treasury Corp., 0.25%, 8/21/13	$22,000	$21,978

Non Captive Diversified – 1.2%

General Electric Capital Corp., 0.25%, 8/22/13	104,000	103,897

Other Financial Institutions – 0.4%

Collateralized Commercial Paper II, 0.22%, 6/13/13	35,000	34,984
Total Commercial Paper
(Cost $780,570)		780,570

CORPORATE NOTES/BONDS – 6.4%

Banking – 1.6%

Commonwealth Bank of Australia, 0.31%, 4/2/13, FRN (1)	15,000	14,996

JPMorgan Chase & Co., 4.75%, 5/1/13	33,925	34,048

JPMorgan Chase & Co., New York Branch, 0.37%, 4/18/13, FRN	87,820	87,853
		136,897

Consumer Products – 0.6%

Kimberly-Clark Corp., 4.22%, 12/19/13 (1)	50,000	51,401

Foreign Agencies – 2.1%

Export Development Canada, 0.18%, 4/1/13, FRN (1)	25,000	25,000
0.28%, 4/1/13, FRN (1)	45,000	45,000
0.15%, 4/2/13, FRN (1)	17,000	16,992

KFW, Government Gtd., 1.38%, 1/13/14	10,940	11,038

Kommunalbanken A.S., 0.30%, 4/1/13, FRN (1)	56,000	56,000
0.40%, 6/18/13 (1)	13,500	13,500

Nederlandse Waterschapsbank N.V., 0.65%, 5/8/13, FRN (1)	16,885	16,892
		184,422

Property and Casualty – 0.2%

Berkshire Hathaway Finance Corp., 5.00%, 8/15/13	15,000	15,259

Retailers – 0.6%

Wal-Mart Stores, 5.48%, 6/1/13, FRN	39,000	39,338

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 6.4% – continued

Retailers – 0.6% – continued
7.25%, 6/1/13	$9,784	$9,896
		49,234

Supranational – 1.3%

International Bank for Reconstruction & Development, 0.20%, 4/1/13, FRN	55,000	55,000
0.50%, 11/26/13	25,000	25,050

International Finance Corp., 0.22%, 4/15/13, FRN	15,000	15,000
0.22%, 4/29/13, FRN	15,000	15,000
		110,050
Total Corporate Notes/Bonds
(Cost $547,263)		547,263

EURO NOTE – 0 .1%

Sovereign – 0.1%

Bank of England Euro Note, 1.38%, 3/7/14 (1)	10,000	10,105
Total Euro Note
(Cost $10,105)		10,105

EURODOLLAR TIME DEPOSITS – 18.9%

Banking – 18.9%

Australia and New Zealand Banking, 0.10%, 4/1/13	70,000	70,000
0.22%, 4/10/13 (1)(2)	45,000	45,000
0.20%, 4/29/13 (1)(2)	55,000	55,000

Credit Agricole S.A., London, 0.19%, 4/1/13	431,765	431,765

Credit Suisse, Cayman Islands Branch, 0.10%, 4/1/13	310	310

Den Norske Bank, Grand Cayman, 0.05%, 4/1/13	85,000	85,000
0.08%, 4/1/13	125,000	125,000

HSBC Holdings PLC, London Branch, 0.17%, 4/1/13	326,105	326,105

Nordea Bank Grand Cayman, 0.05%, 4/1/13	48,916	48,916

PNC Bank N.A., Nassau, 0.05%, 4/1/13	75,000	75,000

Skandinaviska Enskilda Banken AB, 0.05%, 4/1/13	275,000	275,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 18.9% – continued

Banking – 18.9% – continued

Societe Generale, Cayman Islands, 0.16%, 4/1/13	$82,385	$82,385
		1,619,481
Total Eurodollar Time Deposits
(Cost $1,619,481)		1,619,481

MEDIUM TERM NOTES – 0.5%

Foreign Agencies – 0.5%

Caisse D’Amortissement De La Dette, 3.25%, 7/15/13	45,000	45,391
Total Medium Term Notes
(Cost $45,391)		45,391

U.S. GOVERNMENT AGENCIES – 17.4% (3)

Federal Farm Credit Bank – 2.4%

FFCB FRN, 0.17%, 4/1/13	77,000	77,007
0.35%, 4/1/13	10,000	9,999
0.17%, 4/11/13	14,000	14,000
0.16%, 4/13/13	35,000	34,996
0.19%, 4/18/13	15,000	15,003
0.19%, 4/19/13	15,000	15,004
0.14%, 4/20/13	35,000	34,998
		201,007

Federal Home Loan Bank – 9.3%

FHLB Bonds, 0.20%, 6/7/13	65,000	64,995
0.24%, 6/14/13	24,000	23,999
0.25%, 6/28/13	25,000	25,003
0.25%, 7/1/13	20,000	19,998
0.15%, 9/11/13	23,685	23,684
0.18%, 4/1/14	44,000	43,994

FHLB Discount Notes, 0.15%, 5/1/13	25,885	25,882
0.13%, 5/3/13	32,460	32,456
0.10%, 5/24/13	50,000	49,990

FHLB FRN, 0.15%, 4/1/13	25,000	24,998
0.16%, 4/1/13	35,000	34,996
0.18%, 4/1/13	113,000	112,996
0.19%, 4/1/13	55,000	55,000
0.21%, 4/1/13	20,000	19,995

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 17.4% (3) – continued

Federal Home Loan Bank – 9.3% – continued
0.22%, 4/1/13	$40,000	$39,995
0.23%, 4/1/13	20,000	19,999
0.31%, 4/1/13	10,000	10,000
0.32%, 4/1/13	15,000	15,000
0.15%, 4/15/13	50,000	49,997
0.14%, 4/16/13	15,000	15,000
0.16%, 4/27/13	35,000	35,000
0.08%, 5/13/13	22,000	21,999
0.07%, 5/14/13	35,000	35,000
		799,976

Federal Home Loan Mortgage Corporation – 4.9%

FHLMC Discount Notes, 0.13%, 5/6/13	18,645	18,643
0.12%, 9/4/13	95,000	94,951
0.15%, 9/10/13	35,000	34,976

FHLMC FRN, 0.15%, 4/3/13	10,000	9,999
0.16%, 4/6/13	25,000	25,000
0.14%, 4/13/13	22,880	22,880
0.15%, 4/17/13	212,000	211,994
		418,443

Federal National Mortgage Association – 0.8%

FNMA Discount Note, 0.11%, 8/15/13	40,000	39,984

FNMA FRN, 0.37%, 4/1/13	15,000	14,998
0.19%, 4/12/13	15,000	14,998
		69,980
Total U.S. Government Agencies
(Cost $1,489,406)		1,489,406

U.S. GOVERNMENT OBLIGATIONS – 6.7%

U.S. Treasury Bills – 1.4%
0.08%, 4/18/13	34,895	34,894
0.10%, 4/18/13	35,970	35,968
0.13%, 4/25/13	51,500	51,496
		122,358

U.S. Treasury Notes – 5.3%
1.75%, 4/15/13	45,000	45,028
1.13%, 6/15/13	45,000	45,083
1.00%, 7/15/13	65,000	65,140
0.38%, 7/31/13	8,000	8,005
2.75%, 10/31/13	26,000	26,393

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 6.7% – continued

U.S. Treasury Notes – 5.3% – continued
0.75%, 12/15/13	$45,000	$45,184
1.75%, 1/31/14	91,955	93,156
1.25%, 2/15/14	49,955	50,418
1.88%, 2/28/14	69,455	70,528
		448,935
Total U.S. Government Obligations
(Cost $571,293)		571,293

Investments, at Amortized Cost
($8,277,782)		8,277,782

REPURCHASE AGREEMENTS – 7.5%

Joint Repurchase Agreements – 0.5% (4)

Bank of America Securities LLC, dated 3/28/13, repurchase price $15,015 0.12%, 4/1/13	15,016	15,016

Morgan Stanley & Co., Inc., dated 3/28/13, repurchase price $15,015 0.17%, 4/1/13	15,015	15,015

Societe Generale, New York Branch, dated 3/28/13, repurchase price $15,015 0.15%, 4/1/13	15,015	15,015
		45,046

Repurchase Agreements – 7.0% (5)

Bank of America N.A., dated 3/28/13, repurchase price $70,001 0.19%, 4/1/13	70,000	70,000

JPMorgan Securities LLC, dated 3/14/13, repurchase price $45,045 0.40%, 6/12/13 (1)(2)	45,000	45,000

JPMorgan Securities LLC, dated 3/28/13, repurchase price $119,001 0.10%, 4/1/13	119,000	119,000

JPMorgan Securities LLC, dated 3/28/13, repurchase price $30,001 0.23%, 4/1/13	30,000	30,000

JPMorgan Securities LLC, dated 3/28/13, repurchase price $65,001 0.19%, 4/1/13	65,000	65,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 7.5% – continued

Repurchase Agreements – 7.0% (5) – continued

Mizuho Securities USA, Inc., dated 3/28/13, repurchase price $265,008 0.26%, 4/1/13	$265,000	$265,000
		594,000
Total Repurchase Agreements
(Cost $639,046)		639,046

Total Investments – 104.0%
(Cost $8,916,828) (6)		8,916,828

Liabilities less Other Assets – (4.0)%		(340,076)
NET ASSETS – 100.0%		$8,576,752

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $145,000,000 or 1.7% of net assets. Additional information on these restricted illiquid securities are as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Australia and New Zealand Banking, 0.22%, 4/10/13	3/6/13	$45,000

Australia and New Zealand Banking, 0.20%, 4/29/13	3/27/13	55,000

JPMorgan Securities LLC, 0.40%, 6/12/13	3/14/13	45,000

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$ 4,143	3.63%	4/15/28
U.S. Treasury Notes	$41,618	0.75% – 4.00%	8/15/13 – 10/31/17
Total	$45,761

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued	MARCH 31, 2013

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bond	$ 2,726	8.13%	8/15/19
Commercial Paper	$ 31,503	0.28%	9/17/13
Corporate Bonds	$ 48,152	0.70% – 5.95%	6/15/15 – 4/15/17
FNMA	$ 66,954	3.50%	3/1/27 – 12/1/42
GNMA	$345,050	4.00% – 4.50%	9/20/40 – 10/15/41
U.S. Treasury Notes	$118,660	0.25% – 3.75%	3/31/14 – 11/15/18
Total	$613,045

(6)	The cost for federal income tax purposes was $8,916,828.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2013.

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Money Market Fund	$–	$8,916,828	(1)	$–	$8,916,828

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4%

Alabama – 1.6%

Chatom Alabama IDB Gulf Opportunity Zone VRDB, Powersouth Energy Cooperative, (Natural Rural Utilities Cooperative Finance Corp. LOC), 0.27%, 4/8/13	$20,000	$20,000

Dothan Alabama Downtown Redevelopment Authority Revenue VRDB, Northside Mall Project, (Wells Fargo Bank N.A. LOC), 0.13%, 4/8/13	12,000	12,000

Eclipse Funding Trust Revenue VRDB, Solar Eclipse Mobile, Series 2006-0109 (U.S. Bank N.A. LOC), 0.13%, 4/1/13 (1)	8,200	8,200

Mobile Alabama IDB PCR VRDB, Alabama Power, 1st Series, 0.15%, 4/1/13	13,300	13,300

Mobile County Alabama IDA PCR Refunding VRDB, Exxonmobil Project, (Exxon Mobil Corp. Gtd.), 0.13%, 4/1/13	400	400

Taylor-Ryan Improvement District No. 2 VRDB, Special Assessment, Improvement, (Wells Fargo Bank N.A. LOC), 0.13%, 4/8/13	9,700	9,700

Washington County Alabama IDA Revenue VRDB, Bay Gas Storage Co. Ltd. Project, (UBS A.G. LOC), 0.12%, 4/8/13	9,165	9,165

West Jefferson IDB PCR Refunding VRDB, Series C, Alabama Power Co. Project, 0.12%, 4/8/13	34,000	34,000
		106,765

Alaska – 2.0%

Alaska Housing Finance Corp. Home Mortgage Revenue VRDB, Series B, 0.12%, 4/8/13	65,880	65,880

Valdez Alaska Marine Terminal Revenue Refunding VRDB, Series A, ConocoPhillips, 0.12%, 4/8/13	65,000	65,000
		130,880

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Arizona – 1.2%

Apache County Arizona IDA PCR Refunding VRDB, Tucson Electric Power, Series A, (U.S. Bank N.A. LOC), 0.12%, 4/8/13	$25,425	$25,425

Phoenix Arizona IDA Multifamily Housing Revenue Refunding VRDB, Southwest Village Apartments Project, (FNMA LOC), 0.15%, 4/8/13	9,600	9,600

Phoenix Arizona IDA Student Housing Revenue VRDB, (Wells Fargo & Co. Gtd.), 0.12%, 4/8/13 (1)	16,450	16,450

Pima County Arizona IDA Multifamily Housing Revenue Refunding VRDB, Eastside Place Apartments Project, (FNMA LOC), 0.15%, 4/8/13	6,615	6,615

Salt River Project Arizona Agriculture Improvement & Power District Electric Systems Revenue Eagle-20060014, Class A, 0.12%, 4/8/13 (1)	8,700	8,700

Tucson Arizona IDA VRDB, Family Housing Resource Projects, Series A, (FNMA LOC), 0.12%, 4/8/13	16,620	16,620
		83,410

California – 5.0%

California Health Facilities Financing Authority Revenue VRDB, Catholic Healthcare, Series H, (Wells Fargo Bank N.A. LOC), 0.11%, 4/8/13	2,000	2,000

California Infrastructure & Economic Development Bank Revenue VRDB, Pinewood School Project, (Comerica Bank LOC), 0.13%, 4/8/13	2,630	2,630

California Municipal Finance Authority Revenue Refunding VRDB, Touro University California Project, (FHLB of San Francisco LOC), 0.10%, 4/8/13	4,105	4,105

California School Cash Reserve Program Authority Revenue Notes, Series AA, 2.00%, 10/1/13	21,000	21,185

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 5.0% – continued

California Statewide Communities Development Authority Gas Supply Revenue VRDB, 0.12%, 4/8/13	$41,800	$41,800

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Broadway Studios Apartments, Series A, (FHLB of San Francisco LOC), 0.13%, 4/8/13	13,500	13,500

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Highlander Pointe Apartments, Series A, (FHLB of San Francisco LOC), 0.13%, 4/8/13	5,000	5,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Pine View Apartments, Series A, (Citibank N.A. LOC), 0.13%, 4/8/13	4,500	4,500

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Putters, Series 2680, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/8/13 (1)	5,000	5,000

California Statewide Communities Development Authority Multifamily Revenue VRDB, Varenna Assisted Living, Series F, (FHLB of San Francisco LOC), 0.12%, 4/8/13	3,600	3,600

California Statewide Communities Development Authority Revenue Bonds, Kaiser Permanente, Series B, 0.11%, 4/8/13	20,000	20,000

California Statewide Communities Development Authority Revenue VRDB, (FHLB of San Francisco LOC), 0.13%, 4/8/13	7,000	7,000

California Statewide Communities Development Authority Revenue VRDB, Series 2005, University of San Diego, (Wells Fargo Bank N.A. LOC), 0.11%, 4/8/13	6,100	6,100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 5.0% – continued

City of Carlsbad California Multifamily Housing Revenue Refunding VRDB, Santa Fe Ranch Apartments Project, (FHLMC LOC), 0.16%, 4/8/13	$9,500	$9,500

Corona California Multifamily Housing Revenue Refunding VRDB, Country Hills Project, (FHLMC LOC), 0.13%, 4/8/13	6,955	6,955

Daly City California Housing Development Finance Agency Multifamily Revenue Refunding VRDB, Serramonte Del Ray, Series A, (FNMA LOC), 0.13%, 4/8/13	13,300	13,300

Deutsche Bank Spears/Lifers Trust G.O., Series DB-662, Goldman Sachs, (Deutsche Bank A.G. Gtd.), 0.22%, 4/8/13 (1)	7,761	7,761

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-458, (Deutsche Bank A.G. Gtd.), 0.12%, 4/8/13 (1)	11,475	11,475

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-461, (Deutsche Bank A.G. LOC), 0.12%, 4/8/13 (1)	5,295	5,295

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Series 637 (Deutsche Bank A.G. Gtd.), 0.20%, 4/8/13 (1)	33,988	33,988

Foothill De Anza California Community College District G.O., (Wells Fargo Bank N.A. Gtd.), 0.12%, 4/8/13 (1)	30,950	30,950

Livermore California COPS VRDB, Capital Projects, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	2,275	2,275

Los Angeles California COPS VRDB, Kadima Hebrew Academy, Series A, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	1,300	1,300

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Series A-2 0.11%, 4/8/13	19,600	19,600

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 5.0% – continued

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Series A-8 0.11%, 4/8/13	$10,530	$10,530

Los Angeles Department of Water & Power Revenue VRDB, Subseries B-1, 0.10%, 4/8/13	1,700	1,700

Los Angeles Department of Water & Power Waterworks Revenue VRDB, Subseries B-4, 0.10%, 4/8/13	4,000	4,000

Los Angeles Municipal Improvement Corp., Municipal Interest Bearing CP, (JPMorgan Chase Bank N.A. LOC), 0.14%, 5/8/13	4,700	4,700

Orange County California Housing Authority Apartment Development Revenue Refunding VRDB, Oasis Martinique, Series I, (FNMA LOC), 0.13%, 4/8/13	20,960	20,960

Riverside County California COPS VRDB, Aces-Riverside County Public Facilities, Series B, (State Street Bank & Trust Co. LOC), 0.10%, 4/8/13	800	800

Salinas California Economic Development Revenue VRDB, Monterey County Public Building, Series A, (Bank of New York Trust Co. N.A. LOC), 0.11%, 4/8/13	6,570	6,570

San Diego Unified School District G.O. TRANS, Series A-2, 2.00%, 6/28/13	1,000	1,004

Southern California State Public Power Authority Revenue Refunding VRDB, Magnolia Power Project, (Wells Fargo Bank N.A. LOC), 0.11%, 4/8/13	2,880	2,880
		331,963

Colorado – 2.2%

Arapahoe County Colorado Multifamily Housing Revenue Refunding VRDB, Hunters Run, (FHLMC LOC), 0.11%, 4/8/13	9,330	9,330

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Colorado – 2.2% – continued

Colorado Educational & Cultural Facilities Authority Revenue Bonds, Fremont Christian School Project, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	$16,610	$16,610

Colorado Educational & Cultural Facilities Authority Revenue Refunding VRDB, Nampa Christian Schools, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	4,570	4,570

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Bear Creek School Project, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	635	635

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Bethany Lutheran School Project, Series A-2, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	3,425	3,425

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Cole Valley Christian Schools, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	4,525	4,525

Colorado Health Facilities Authority Revenue Refunding VRDB, Hospital, NCMC, Inc. Project, Series A, (Wells Fargo Bank N.A. LOC), 0.14%, 4/1/13	15,535	15,535

Colorado Health Facilities Authority Revenue VRDB, Fraiser Meadows Community Project, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	6,000	6,000

Colorado Health Facilities Authority Revenue VRDB, Frasier Meadows Manor Project, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	11,040	11,040

Colorado Health Facilities Authority Revenue VRDB, Senior Living Facilities Eaton Terrace, Series A, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	3,105	3,105

Colorado Housing & Finance Authority Revenue VRDB, SFM, Series A3, 0.13%, 4/8/13	10,430	10,430

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Colorado – 2.2% – continued

Colorado Springs Colorado Utilities Revenue VRDB, Systems Improvement, Series A, 0.12%, 4/8/13	$9,355	$9,355

Fitzsimons Redevelopment Authority Colorado Revenue VRDB, University Physicians, Inc., (U.S. Bank N.A. LOC), 0.13%, 4/8/13	12,110	12,110

University of Colorado Hospital Authority Revenue VRDB, Series A, (Wells Fargo Bank N.A. LOC), 0.14%, 4/8/13	37,660	37,660
		144,330

Connecticut – 0.4%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Yale University, Series T-2, 0.10%, 4/8/13	25,000	25,000

Delaware – 0.2%

Delaware State EDA Revenue VRDB, Peninsula United, Series A, (PNC Bank N.A. LOC), 0.14%, 4/1/13	12,295	12,295

District of Columbia – 0.2%

District of Columbia Revenue VRDB, D.C. Preparatory Academy, (Manufacturers & Traders Trust Co. LOC), 0.17%, 4/8/13	4,835	4,835

District of Columbia Revenue VRDB, Henry J. Kaiser Foundation, 0.15%, 4/8/13	10,100	10,100
		14,935

Florida – 5.9%

Atlantic Beach Florida Health Care Facilities Revenue VRDB, Fleet Landing Project, (Wells Fargo Bank N.A. LOC), 0.24%, 4/8/13	7,170	7,170

Brevard County Health Facilities Authority Revenue Refunding VRDB, Retirement Housing Foundation, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	3,550	3,550

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Florida – 5.9% – continued

Capital Trust Agency Florida Housing Revenue VRDB, Atlantic Housing Foundation, Series A, (FNMA LOC), 0.12%, 4/8/13	$10,700	$10,700

Citizens Property Insurance Corp. Revenue Bonds, Series A-2, Senior Secured Notes, 2.50%, 6/1/13	43,260	43,400

Collier County Florida Health Facilities Authority Revenue VRDB, The Moorings, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	18,500	18,500
0.12%, 4/8/13	11,870	11,870
0.12%, 4/8/13	8,510	8,510

County of Palm Beach Florida Revenue Refunding VRDB, Pine Crest Preparatory, Series B, (TD Bank N.A. LOC), 0.11%, 4/8/13	13,500	13,500

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue VRDB, Series DB-487 (Deutsche Bank A.G. Gtd.), 0.13%, 4/8/13 (1)	13,965	13,965

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue VRDB, Series DBE-538, (Deutsche Bank A.G. Gtd.), 0.13%, 4/8/13 (1)	15,195	15,195

Eclipse Funding Trust Revenue Bonds, 2007-0045 Solar Eclipse Miami, (U.S. Bank N.A. LOC), 0.13%, 4/1/13 (1)	7,400	7,400

Eclipse Funding Trust, COPS, Series 2007-0035, Solar Eclipse, South, (U.S. Bank N.A. LOC), 0.12%, 4/8/13 (1)	34,795	34,795

Eclipse Funding Trust, Florida, Revenue Bonds, Series 2006-0043, Solar Eclipse Certificates, (U.S. Bank N.A. LOC), 0.12%, 4/8/13 (1)	5,000	5,000

Florida Gulf Coast University Financing Corp. Revenue Bonds, Series A, Capital Improvement Housing Project, (Wachovia Bank N.A. LOC), 0.12%, 4/8/13	3,445	3,445

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Florida – 5.9% – continued

Florida Housing Finance Agency Revenue VRDB, (FNMA LOC), 0.13%, 4/8/13	$8,500	$8,500

Florida Housing Finance Corp. Multifamily Housing Revenue Refunding VRDB, Island Club Apartments, Series J-A, (FHLMC LOC), 0.11%, 4/8/13	5,940	5,940

Florida Housing Finance Corp. Multifamily Revenue VRDB, Mortgage Monterey Lake, Series C, (FHLMC LOC), 0.11%, 4/8/13	5,815	5,815

Florida State Board of Public Education G.O. Bonds Eagle-720050054-Class A, 0.12%, 4/8/13 (1)	7,000	7,000

Highlands County Health Facilities Authority Revenue Refunding VRDB, Hospital Adventist, Series 1-5, 0.10%, 4/8/13	15,000	15,000

Miami-Dade County Florida Educational Facilities Authority Revenue Bonds, (Wells Fargo Bank N.A. LOC), 0.12%, 4/8/13 (1)	15,070	15,070

Orange County Florida Health Facilities Authority Revenue VRDB, Hospital Orlando Regional, Series E, (Branch Banking & Trust Co. LOC), 0.13%, 4/8/13	4,500	4,500

Orange County Florida Housing Financial Authority Multifamily Housing Revenue Refunding Bonds, Post Lake Apartments Project, (FNMA LOC), 0.13%, 4/8/13	28,000	28,000

Orange County Florida Multifamily Housing Finance Authority Revenue Refunding VRDB, Heather Glen, Series E, (FNMA LOC), 0.15%, 4/8/13	10,000	10,000

Orlando-Orange County Expressway Authority Revenue Refunding VRDB, Subseries B-1, (Bank of Montreal LOC), 0.11%, 4/8/13	26,500	26,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Florida – 5.9% – continued

Orlando-Orange County Expressway Authority Revenue VRDB, Series D, (Barclays Bank PLC LOC), 0.11%, 4/8/13	$43,810	$43,810

Sunshine State Governmental Financing Community Florida Revenue VRDB, Miami-Dade County Program, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	5,430	5,430

Volusia County Florida IDA Revenue Refunding VRDB, Retirement Housing Foundation, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	22,490	22,490
		395,055

Georgia – 2.4%

DeKalb County Georgia Housing Authority Multifamily Housing Revenue VRDB, Post Brook Project, (FNMA LOC), 0.13%, 4/8/13	4,300	4,300

DeKalb County Georgia Housing Authority Multifamily Housing Revenue VRDB, Post Walk Project, (FNMA LOC), 0.13%, 4/8/13	14,900	14,900

DeKalb County Georgia Multifamily Housing Authority Revenue VRDB, Highland Place Apartments Project, (FHLMC LOC), 0.12%, 4/8/13	4,200	4,200

Eclipse Funding Trust Solar Eclipse Atlanta Revenue Bonds, Series 2006-0024, (U.S. Bank N.A. LOC), 0.12%, 4/8/13 (1)	23,780	23,780

Fulton County Georgia Development Authority Revenue Bonds, Alfred and Adele Davis, (Branch Banking & Trust Co. LOC), 0.14%, 4/8/13	10,590	10,590

Fulton County Georgia Residential Care Facilities for the Elderly Authority Revenue VRDB, First Mortgage, Lenbrook Project, Series C, (Bank of Scotland PLC LOC), 0.13%, 4/8/13	1,645	1,645

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Georgia – 2.4% – continued

Gwinnett County Development Authority Revenue VRDB, NIHAN Hospitality LLC Series E, (U.S. Bank N.A. LOC), 0.12%, 4/8/13	$4,800	$4,800

Gwinnett County Georgia Housing Authority Multifamily Housing Revenue VRDB, Post Corners Project, FNMA Escrowed 0.13%, 4/8/13	7,360	7,360

Main Street National Gas, Inc. Georgia Gas Project Revenue VRDB, Series A, 0.12%, 4/8/13	54,900	54,900

Marietta Georgia Multifamily Housing Authority Revenue Refunding Bonds, Wood Glen, (FHLMC LOC), 0.12%, 4/8/13	6,000	6,000

Monroe County Development Authority PCR VRDB, Oglethorpe Power Corp., (Bank of Montreal LOC), 0.13%, 4/8/13	9,100	9,100

Richmond County Georgia Development Authority Revenue Bonds, Series B, MCG Health, Inc. Project, (Branch Banking & Trust Co. LOC), 0.12%, 4/8/13	11,900	11,900

Roswell Multifamily Housing Authority Revenue Refunding VRDB, Azalea Park Apartments, (FNMA LOC), 0.12%, 4/8/13	5,400	5,400
		158,875

Illinois – 5.4%

BB&T Municipal Trust G.O. Revenue VRDB, (Branch Banking & Trust Co. LOC), 0.13%, 4/8/13 (1)	16,565	16,565

BB&T Municipal Trust Various States Revenue VRDB, Series 5001, (Cooperatieve Centrale Raiffeisen-Boerenleenbank Bank LOC), 0.21%, 4/8/13 (1)	21,200	21,200

Chicago Illinois Water Revenue VRDB, Subseries 04-3, (State Street Bank & Trust Co. LOC), 0.13%, 4/8/13	3,075	3,075

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Illinois – 5.4% – continued

City of Chicago G.O. VRDB, Project, Series B1, 0.14%, 4/1/13	$1,975	$1,975

City of Chicago Illinois G.O. Refunding VRDB, Project Series D-1, (Bank of Montreal LOC), 0.13%, 4/1/13	11,640	11,640

County of DuPage Illinois Educational Facilities Revenue VRDB, Benedictine University, Series B (U.S. Bank N.A. LOC), 0.11%, 4/8/13	2,357	2,357

County of DuPage Illinois Educational Facilities Revenue VRDB, Benedictine University, Series A, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	3,716	3,716

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Spears G.O., Series DBE-651, (Deutsche Bank A.G. Gtd.), 0.13%, 4/8/13 (1)	8,214	8,214

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Spears Revenue Bonds, Series DBE-660 (Deutsche Bank A.G. Gtd.), 0.25%, 4/8/13 (1)	9,136	9,136

Illinois Development Finance Authority IDR VRDB, Institution Gas Technology Project, (BMO Harris Bank N.A. LOC), 0.14%, 4/8/13	1,100	1,100

Illinois Development Finance Authority Revenue VRDB, Evanston Northwestern, Series B, 0.13%, 4/1/13	4,420	4,420

Illinois Development Finance Authority Revenue VRDB, Jewish Council Youth Services, Series B, (BMO Harris Bank N.A. LOC), 0.14%, 4/8/13	2,540	2,540

Illinois Development Finance Authority Revenue VRDB, Little City Foundation, (JPMorgan Chase Bank N.A. LOC), 0.14%, 4/8/13	3,020	3,020

Illinois Development Finance Authority Revenue VRDB, Mount Carmel High School Project, (JPMorgan Chase Bank N.A. LOC), 0.11%, 4/8/13	14,300	14,300

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Illinois – 5.4% – continued

Illinois Development Finance Authority Revenue VRDB, North Shore Senior Center Project, (JPMorgan Chase Bank N.A. LOC), 0.14%, 4/8/13	$7,000	$7,000

Illinois Development Finance Authority Revenue VRDB, Wheaton Academy Project, (BMO Harris Bank N.A. LOC), 0.16%, 4/8/13	9,000	9,000

Illinois Educational Facilities Authority Revenue Bonds, Cultural Pool, (JPMorgan Chase Bank N.A. LOC), 0.14%, 4/8/13	3,700	3,700

Illinois Educational Facilities Authority Revenue VRDB, Aurora University, (BMO Harris Bank N.A. LOC), 0.12%, 4/8/13	13,200	13,200

Illinois Educational Facilities Authority Revenue VRDB, Benedictine University Project, Series A, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	9,700	9,700

Illinois Educational Facilities Authority Revenue VRDB, The Adler Planetarium, (PNC Bank N.A. LOC), 0.13%, 4/8/13	6,000	6,000

Illinois Educational Facilities Authority Student Housing Revenue VRDB, IIT State, Series A, (BMO Harris Bank N.A. LOC), 0.16%, 4/8/13	19,140	19,140

Illinois Finance Authority Revenue Bonds, Northwestern University, Subseries B, 0.10%, 4/8/13	15,000	15,000

Illinois Finance Authority Revenue Refunding VRDB, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.14%, 4/8/13	10,000	10,000

Illinois Finance Authority Revenue VRDB, All Saints Catholic, Series A, (BMO Harris Bank N.A. LOC), 0.13%, 4/8/13	8,800	8,800

Illinois Finance Authority Revenue VRDB, Benedictine University Project, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	5,210	5,210

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Illinois – 5.4% – continued

Illinois Finance Authority Revenue VRDB, Community Action Partnership, (Citibank N.A. LOC), 0.16%, 4/8/13	$5,090	$5,090

Illinois Finance Authority Revenue VRDB, IIT Research Institute, (JPMorgan Chase Bank N.A. LOC), 0.11%, 4/8/13	7,060	7,060

Illinois Finance Authority Revenue VRDB, Landing at Plymouth Place, Series C, (Bank of America N.A. LOC), 0.14%, 4/8/13	5,310	5,310

Illinois Finance Authority Revenue VRDB, Nazareth Academy Project, 0.14%, 4/8/13	5,000	5,000

Illinois Finance Authority Revenue VRDB, Robert Morris College, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	8,130	8,130

Illinois Multifamily Housing Development Authority Revenue VRDB, Alden Gardens Bloomingdale, (BMO Harris Bank N.A. LOC), 0.13%, 4/8/13	6,685	6,685

Illinois State Toll Highway Authority Revenue VRDB, Senior Priority, Series A-1A, (Citibank N.A. LOC), 0.14%, 4/8/13	55,400	55,400

Lisle Illinois Multifamily Housing Revenue Bonds, Ashley of Lisle Project, (FHLMC LOC), 0.15%, 4/8/13	26,525	26,525

Quad Cities Regional EDA Illinois Revenue Bonds, Augustana College, (BMO Harris Bank N.A. LOC), 0.12%, 4/8/13	14,300	14,300

University of Illinois Revenue Refunding VRDB, UIC South Campus Development, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	9,000	9,000

University of Illinois Revenue VRDB, Auxiliary Facilities Systems, 0.12%, 4/8/13	7,545	7,545
		360,053

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Indiana – 2.7%

County of Tippecanoe Indiana Revenue VRDB, Faith Property, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	$5,215	$5,215

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Spears Revenue Bonds, (Deutsche Bank A.G. Gtd.), 0.22%, 4/8/13 (1)	9,130	9,130

East Porter County Indiana School Building Corp. Revenue Bonds, Series DB-145, (Deutsche Bank A.G. Gtd.), 0.22%, 4/8/13 (1)(2)	5,570	5,570

Eclipse Funding Trust Revenue Bonds, (U.S. Bank N.A. LOC), 0.12%, 4/8/13 (1)	9,400	9,400

Indiana Development Finance Authority Revenue Bonds, Archer-Daniels- Midland Co., 0.18%, 4/8/13	8,000	8,000

Indiana Finance Authority Environmental Revenue Refunding VRDB, Duke Energy Project, Series A-4, (Sumitomo Mitsui Banking Corp. LOC), 0.13%, 4/1/13	25,000	25,000

Indiana Finance Authority Environmental Revenue Refunding VRDB, Series A3, Duke Energy Industry Project, (Mizuho Corporate Bank Ltd. LOC), 0.13%, 4/8/13	15,425	15,425

Indiana Finance Authority Industrial Revenue Development Revenue Bonds, Midwest Fertilizer Corp. Project, U.S. Treasury Escrowed 0.20%, 7/1/13	70,000	70,000

Indiana Finance Authority Revenue VRDB, Series E4, Ascension Health, 0.13%, 4/8/13	5,000	5,000

Indiana Municipal Power Agency Power Supply Systems Revenue VRDB, Putters, Series 2255, (Berkshire Hathaway, Inc. Insured), 0.15%, 4/8/13 (1)	15,230	15,230

Indiana Municipal Power Agency Revenue VRDB, ROCS-RR-II-R-592PB, (Berkshire Hathaway, Inc. Insured), 0.14%, 4/8/13 (1)	15,475	15,475
		183,445

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Iowa – 1.5%

Iowa Finance Authority Economic Development Revenue VRDB, Iowa West Foundation Project, (U.S. Bank N.A. LOC), 0.12%, 4/8/13	$2,645	$2,645

Iowa Finance Authority Educational Facilities Revenue VRDB, Holy Family Catholic Schools, (Wells Fargo Bank N.A. LOC), 0.17%, 4/1/13	5,300	5,300

Iowa Finance Authority Health Facilities Revenue VRDB, Great River Medical Center Project, (JPMorgan Chase & Co. LOC), 0.18%, 4/1/13	5,050	5,050

Iowa Finance Authority Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Co. Project, 0.18%, 4/12/13	45,750	45,750

Iowa Finance Authority Midwestern Disaster Area Revenue VRDB, Archer- Daniels-Midland, 0.18%, 4/8/13	19,000	19,000

Iowa Finance Authority Private College Revenue VRDB, Morningside College Project, (U.S. Bank N.A. LOC), 0.17%, 4/1/13	3,000	3,000

Iowa Higher Education Loan Authority College Facilities Revenue VRDB, Loras College Project, 0.12%, 4/1/13	11,850	11,850

Iowa Higher Education Loan Authority Revenue VRDB, Private College, (Bank of America N.A. LOC), 0.12%, 4/1/13	2,500	2,500

Urbandale Iowa IDR VRDB, Aurora Bus Park, (FHLB of Des Moines LOC), 0.14%, 4/8/13	8,500	8,500
		103,595

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Kansas – 0.3%

Kansas State Department of Transportation Highway Revenue Refunding Bonds, Series B-1, 0.10%, 4/8/13	$20,880	$20,880

Kentucky – 1.3%

Boyle County Kentucky Hospital Revenue VRDB, Ephraim McDowell Health Project, (Branch Banking & Trust Co. LOC), 0.13%, 4/8/13	13,500	13,500

City of Pikeville Kentucky Hospital Revenue BANS, Improvement, Pikeville Medical Center, 1.00%, 3/1/14	10,000	10,062

Fort Mitchell Kentucky League of Cities Funding Trust Lease Program VRDB, Series A, (U.S. Bank N.A. LOC), 0.12%, 4/8/13	10,700	10,700

Kentucky Economic Development Finance Authority Revenue Refunding VRDB, Retirement Housing Foundation, Series B, 0.11%, 4/8/13	7,705	7,705

Kentucky Economic Development Finance Authority Revenue VRDB, Baptist Healthcare System, Series B-1 (JPMorgan Chase Bank N.A. LOC), 0.15%, 4/1/13	14,130	14,130

Kentucky Economic Development Financial Authority Hospital Facilities Revenue VRDB, Baptist Healthcare Systems, Series B-4, (Branch Banking & Trust Co. LOC), 0.13%, 4/8/13	11,000	11,000

Kentucky Economic Development Financial Authority Medical Center Revenue VRDB, Ashland Hospital Corp., Series A, (Branch Banking & Trust Co. LOC), 0.13%, 4/8/13	5,600	5,600

Kentucky Economic Development Financial Authority Revenue Refunding VRDB, Retirement Housing Foundation, Series A-1A, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	8,030	8,030

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Kentucky – 1.3% – continued

Morehead Kentucky League of Cities Funding Trust Lease Program Revenue VRDB, Series A, (U.S. Bank N.A. LOC), 0.12%, 4/8/13 (1)(2)	$7,382	$7,382
		88,109

Louisiana – 2.0%

Eclipse Funding Trust Revenue VRDB, Solar Eclipse, 2007-0059 (U.S. Bank N.A. LOC), 0.13%, 4/1/13 (1)	17,360	17,360

Lake Charles Harbor & Terminal District Revenue Bonds, Lake Charles Clean Energy LLC, U.S. Treasury Escrowed 0.19%, 7/1/13	85,000	85,001

Louisiana Public Facilities Authority Revenue VRDB, Coca-Cola Bottling Co. Project, (U.S. Bank N.A. LOC), 0.12%, 4/8/13	24,000	24,000

Louisiana State Offshore Terminal Authority Deepwater Port Revenue Refunding VRDB, Series B, 0.12%, 4/8/13	5,700	5,700
		132,061

Maryland – 3.5%

Anne Arundel County Maryland Revenue VRDB, Key School Facility, Series A, (Manufacturers & Traders Trust Co. LOC), 0.12%, 4/8/13	8,635	8,635

Baltimore County Maryland Revenue VRDB, Maryvale Prep School Facility, Series A, (Manufacturers & Traders Trust Co. LOC), 0.17%, 4/8/13	3,700	3,700

Baltimore County Maryland Revenue VRDB, Notre Dame Preparatory School, (Manufacturers & Traders Trust Co. LOC), 0.15%, 4/8/13	3,905	3,905

Eclipse Funding Trust Revenue Bonds, 2006-0154, Solar Eclipse, Maryland, (U.S. Bank N.A. LOC), 0.12%, 4/8/13 (1)	27,900	27,900

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Maryland – 3.5% – continued

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Pooled Loan Program, Series B, (JPMorgan Chase Bank N.A. LOC), 0.13%, 4/8/13	$20,100	$20,100

Maryland Industrial Development Financing Authority Port Facilities Revenue Refunding VRDB, Occidental Petroleum Corp., 0.14%, 4/8/13	36,400	36,400

Maryland State Community Development Administration Department Housing & Community Development Revenue VRDB, Series A, Multifamily Housing Development, (FHLMC LOC), 0.11%, 4/8/13	16,950	16,950

Maryland State Economic Development Corp. Revenue Refunding Bonds, Jenkins Memorial, Inc., (Manufacturers & Traders Trust Co. LOC), 0.12%, 4/8/13	2,200	2,200

Maryland State Economic Development Corp. Revenue VRDB, Opportunity Builders Facility, (Manufacturers & Traders Trust Co. LOC), 0.17%, 4/8/13	5,570	5,570

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Adventist Healthcare, Series A, (Union Bank N.A. LOC), 0.12%, 4/8/13	78,000	78,000

Montgomery County Maryland Housing Opportunities Commission Multifamily Housing Development Revenue VRDB, Series C, (TD Bank N.A. LOC), 0.11%, 4/8/13	1,000	1,000

Prince Georges County Maryland Revenue Refunding VRDB, Collington Episcopal, Series A, (Bank of America N.A. LOC), 0.14%, 4/8/13	26,350	26,350
		230,710

Massachusetts – 3.2%

Commonwealth of Massachusetts G.O. RANS, Series A, 2.00%, 4/25/13	8,250	8,260

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Massachusetts – 3.2% – continued

Commonwealth of Massachusetts G.O. VRDB, Consolidation Loan, Series B, 0.15%, 4/1/13	$10,535	$10,535

Massachusetts Department of Transportation Metropolitan Highway System Revenue VRDB, Contract Assistance, Series A7, (Commonwealth of Massachusetts Gtd.), 0.12%, 4/8/13	15,370	15,370

Massachusetts Development Finance Agency Revenue VRDB, Briarwood Retirement, (Manufacturers & Traders Trust Co. LOC), 0.12%, 4/8/13	5,900	5,900

Massachusetts Development Finance Agency Revenue VRDB, Brooksby Village, Inc. Project, (Bank of America N.A. LOC), 0.12%, 4/8/13	21,960	21,960

Massachusetts Development Finance Agency Revenue VRDB, Masonic Nursing Home, Series B, (TD Bank N.A. LOC), 0.10%, 4/8/13	17,175	17,175

Massachusetts Development Finance Agency Revenue VRDB, Series A, Masonic Nursing Home, (Manufacturers & Traders Trust Co. LOC), 0.14%, 4/8/13	9,775	9,775

Massachusetts State Development Finance Agency Revenue VRDB, Abby Kelley Foster Public School, (TD Bank N.A. LOC), 0.11%, 4/8/13	4,400	4,400

Massachusetts State Development Finance Agency Revenue VRDB, Credit-Wilber School Apartments, Series A, (FHLB of Atlanta LOC), 0.11%, 4/8/13	5,240	5,240

Massachusetts State Development Finance Agency Revenue VRDB, Groton School, 0.12%, 4/8/13	9,500	9,500

Massachusetts State Development Finance Agency Revenue VRDB, Northfield, Mount Hermon, (JPMorgan Chase Bank N.A. LOC), 0.13%, 4/8/13	63,855	63,855

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Massachusetts – 3.2% – continued

Massachusetts State Development Finance Agency Revenue VRDB, Phillips Academy, 0.11%, 4/8/13	$14,600	$14,600

Massachusetts State Development Finance Agency Revenue VRDB, Seven Hills Foundation, Series A, (TD Bank N.A. LOC), 0.12%, 4/8/13	3,800	3,800

RBC Municipal Products, Inc. Trust G.O. Floater Certificates, Series E-32, (Royal Bank of Canada LOC), 0.12%, 4/8/13 (1)	19,900	19,900
		210,270

Michigan – 1.9%

Ann Arbor Michigan Economic Development Corp. Limited Obligation Revenue VRDB, Glacier Hills, Inc. Project, Series A, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	11,545	11,545

Ann Arbor Michigan Economic Development Corp. Limited Obligations Revenue Refunding Bonds, Glacier Hills, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	3,715	3,715

Michigan Finance Authority Revenue Notes, State Aid Notes, Series B-1, 2.00%, 8/20/13	12,000	12,074

Michigan Finance Higher Education Facilities Authority Limited Obligation Revenue VRDB, University, (JPMorgan Chase Bank N.A. LOC), 0.13%, 4/8/13	7,875	7,875

Michigan State Strategic Fund Limited Obligation Revenue VRDB, YMCA Metropolitan Detroit Project, (JPMorgan Chase Bank N.A. LOC), 0.13%, 4/8/13	4,200	4,200

Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, Lansing St. Vincent Home Project, (Comerica Bank LOC), 0.12%, 4/8/13	5,200	5,200

Michigan State Strategic Fund Ltd. Obligation Revenue Refunding VRDB, Consumers Energy Co., (JPMorgan Chase Bank N.A. LOC), 0.14%, 4/8/13	8,700	8,700

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Michigan – 1.9% – continued

Michigan State University Revenue VRDB, 0.11%, 4/8/13	$1,000	$1,000

Michigan Strategic Fund Limited Obligation Revenue VRDB, Tubelite, Inc. Project, (Comerica Bank LOC), 0.13%, 4/8/13	10,000	10,000

RBC Municipal Products Inc. Trust Revenue Bonds, Floater Certificates, Series L-34, (Royal Bank of Canada LOC), 0.17%, 4/8/13 (1)	36,545	36,545

University of Michigan Revenue VRDB, Series D-2, 0.11%, 4/8/13	24,445	24,445
		125,299

Minnesota – 1.8%

Center City Minnesota Health Care Facilities Revenue VRDB, Hazelden Foundation Project, (U.S. Bank N.A. LOC), 0.13%, 4/8/13	6,700	6,700

Center City Minnesota Health Care Facilities Revenue VRDB, Hazelden Foundation Project, Series 2002, (U.S. Bank N.A. LOC), 0.13%, 4/8/13	3,900	3,900

City of Edina Minnesota Multifamily Housing Revenue Refunding VRDB, Vernon Terrace Apartments Project, (FHLMC LOC), 0.12%, 4/8/13	5,705	5,705

Clipper Tax-Exempt Certificates Trust Partnership of Minnesota, Series 2009-59, 0.12%, 4/8/13 (1)	25,900	25,900

Fridley Minnesota Senior Housing Refunding VRDB, Banfill Crossing, Series A, (FNMA LOC), 0.13%, 4/8/13	8,085	8,085

Minneapolis Minnesota Revenue VRDB, People Serving People Project, Series B, (U.S. Bank N.A. LOC), 0.17%, 4/1/13	1,525	1,525

Minneapolis Minnesota Student Residence Revenue VRDB, Riverton Community Housing Project, (FHLB of Des Moines LOC), 0.13%, 4/8/13	6,485	6,485

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Minnesota – 1.8% – continued

Minnesota Higher Education Facilities Authority Revenue VRDB, Series Five-Z, University of St. Thomas, Minnesota, 0.12%, 4/8/13	$1,050	$1,050

Minnesota School District Capital Equipment Borrowing Program Tax & Aid Anticipation COPS, Series A, Aid Anticipation Certificates of Indebtedness, (Minnesota School Districts Insured), 2.00%, 9/10/13	10,000	10,078

Minnesota State Higher Educational Facilities Authority Revenue VRDB, Concordia University St. Paul, Series 6Q, (U.S. Bank N.A. LOC), 0.13%, 4/1/13	4,200	4,200

RBC Municipal Products, Inc. Trust Revenue VRDB, Series E-19, (Royal Bank of Canada LOC), 0.12%, 4/8/13 (1)	30,000	30,000

St. Paul Minnesota Housing & Redevelopment Authority Revenue Bonds, Science Museum of Minnesota, Series A, (U.S. Bank N.A. LOC), 0.12%, 4/8/13	16,700	16,700
		120,328

Mississippi – 1.4%

Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc., Series D, (Chevron Corp. Gtd.), 0.11%, 4/8/13	23,200	23,200

Mississippi Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc. Project, Series E, (Chevron Corp. Gtd.), 0.14%, 4/1/13	5,000	5,000

Mississippi Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Multi-Modal, Peco Foods, Inc. Project, (BMO Harris Bank N.A. LOC), 0.12%, 4/8/13	6,650	6,650

Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc., Series B (Chevron Corp. Gtd.), 0.10%, 4/8/13	16,190	16,190

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Mississippi – 1.4% – continued

Mississippi Business Finance Corp. Revenue VRDB, Mississippi State Business Finance Commission Gulf Opportunity Zone, Chevron USA, Inc., Series E, (Chevron Corp. Gtd.), 0.14%, 4/1/13	$5,000	$5,000

Mississippi Hospital Equipment & Facilities Authority Revenue VRDB, North Mississippi, Series 1, 0.11%, 4/8/13	11,170	11,170

Mississippi Hospital Equipment & Facilities Authority Revenue VRDB, Series 1, North Mississippi Health Services, 0.11%, 4/8/13	25,000	25,000
		92,210

Missouri – 2.3%

Florissant Missouri IDA Revenue Refunding VRDB, Retirement Housing Foundation, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	5,645	5,645

Kansas City Missouri IDA Multifamily Housing Revenue Refunding VRDB, Woodlands Partners Project, (FNMA LOC), 0.12%, 4/8/13	4,045	4,045

Missouri State Health & Educational Facilities Authority Health Facilities Revenue VRDB, SSM Health Care, Series C5, 0.13%, 4/8/13	8,600	8,600

Missouri State Health & Educational Facilities Authority Revenue VRDB, Ascension Health Senior, Series C4, 0.12%, 4/8/13	10,450	10,450

Missouri State Health & Educational Facilities Authority Revenue VRDB, BJC Health System, Series A, 0.14%, 4/1/13	14,240	14,240

Missouri State Health & Educational Facilities Authority Revenue VRDB, BJC Health System, Series B, 0.14%, 4/1/13	15,385	15,385

Missouri State Health & Educational Facilities Authority Revenue VRDB, Lutheran Senior Services, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	14,045	14,045

See Notes to the Financial Statements.

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Missouri – 2.3% – continued

Missouri State Health & Educational Facilities Authority Revenue VRDB, Pooled Hospital Freeman Health Systems, Series C, (U.S. Bank N.A. LOC), 0.12%, 4/8/13	$6,075	$6,075

Missouri State Health & Educational Facilities Authority Revenue VRDB, Saint Louis Priory School Project, (U.S. Bank N.A. LOC), 0.18%, 4/8/13	1,000	1,000

Missouri State Health & Educational Facilities Authority Revenue VRDB, Series C-2, Ascension Health, 0.12%, 4/8/13	8,300	8,300

Platte County Missouri IDA Multifamily Revenue Refunding Bonds, Wexford Place Project, (FHLMC LOC), 0.15%, 4/8/13	6,915	6,915

RBC Municipal Products Inc. Trust Revenue Bonds, Floater Certificates, Series E-40, Related to Missouri, (Royal Bank of Canada LOC), 0.12%, 4/8/13 (1)	18,000	18,000

St. Charles County Missouri IDA Revenue Refunding VRDB, Casalon Apartments Project, FNMA Escrowed 0.12%, 4/8/13	6,170	6,170

St. Charles County Missouri IDA Revenue Refunding VRDB, Country Club Apartments Project, (FNMA LOC), 0.12%, 4/8/13	21,000	21,000

St. Charles County Missouri IDA Revenue Refunding VRDB, Remington Apartments Project, FNMA Escrowed 0.12%, 4/8/13	10,700	10,700
		150,570

Nebraska – 1.1%

Central Plains Energy Project Nebraska Gas Project VRDB, Project No. 2, 0.12%, 4/8/13	24,400	24,400

Central Plains Gas Energy Project Revenue Bonds, Series 91TP, (Branch Banking & Trust Co. LOC), 0.12%, 4/8/13 (1)	5,000	5,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Nebraska – 1.1% – continued

Deutsche Bank Spears/Lifers Trust Revenue Bonds, Series DBE-1101, (Deutsche Bank A.G. Gtd.), 0.17%, 4/8/13 (1)	$10,000	$10,000

Douglas County Nebraska Hospital Authority Revenue Refunding VRDB, Children’s Health Facilities, Series A, (U.S. Bank N.A. LOC), 0.17%, 4/1/13	5,120	5,120

Omaha Public Power District Nebraska Separate Electric Revenue Bonds, Eagle-720053008-Class A, (Berkshire Hathaway, Inc. Insured), 0.13%, 4/8/13 (1)	27,760	27,760
		72,280

Nevada – 0.5%

Carson City Nevada Hospital Revenue VRDB, Carson Tahoe Hospital Project, Series B, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	3,500	3,500

Carson City Nevada Hospital Revenue VRDB, Carson Tahoe Regional Medical Center, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	8,420	8,420

City of Las Vegas Nevada Economic Development Revenue VRDB, Series A, Keep Memory Alive Project, (PNC Bank N.A. LOC), 0.12%, 4/8/13	20,000	20,000
		31,920

New Hampshire – 1.4%

New Hampshire Business Finance Authority Revenue VRDB, Taylor Home, Series E, (TD Bank N.A. LOC), 0.11%, 4/8/13	7,260	7,260

New Hampshire Health & Education Facilities Authority Revenue VRDB, Easter Seals New Hampshire, Series A, (FHLB of Boston LOC), 0.13%, 4/8/13	10,160	10,160

New Hampshire Health & Education Facilities Authority Revenue VRDB, Kendal At Hanover, (RBS Citizens N.A. LOC), 0.12%, 4/8/13	2,950	2,950

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

New Hampshire – 1.4% – continued

New Hampshire Health & Education Facilities Authority Revenue VRDB, Phillips Exeter Academy, 0.13%, 4/8/13	$25,000	$25,000

New Hampshire Health & Education Facilities Authority Revenue VRDB, University of New Hampshire, Series B-2, 0.15%, 4/1/13	8,500	8,500

New Hampshire Health & Educational Facilities Authority Revenue VRDB, Tilton School, (TD Bank N.A. LOC), 0.11%, 4/8/13	15,395	15,395

New Hampshire Health & Educational Facilities Authority Revenue VRDB, Southern New Hampshire University, Series C, (TD Bank N.A. LOC), 0.10%, 4/8/13	17,000	17,000

New Hampshire Higher Educational and Health Facilities Authority Revenue Bonds, Hunt Community Issue, (TD Bank N.A. LOC), 0.11%, 4/8/13	7,400	7,400
		93,665

New Jersey – 0.5%

BB&T Municipal Trust Revenue Bonds, Series 2047, (Branch Banking & Trust Co. LOC), 0.13%, 4/8/13 (1)	325	325

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue Bonds, Series DB-447, New Jersey, (Deutsche Bank A.G.), 0.13%, 4/8/13 (1)	28,610	28,610

New Jersey EDA Revenue Refunding VRDB, Series B, Cranes Mill Project, (TD Bank N.A. LOC), 0.11%, 4/8/13	270	270

New Jersey EDA Revenue VRDB, Cranes Mill Project, Series B, (TD Bank N.A. LOC), 0.11%, 4/8/13	550	550

New Jersey EDA Revenue VRDB, Morris Museum Project, (JPMorgan Chase Bank N.A. LOC), 0.11%, 4/8/13	1,470	1,470
		31,225

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

New Mexico – 1.7%

New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue VRDB, Series B, 0.12%, 4/8/13	$74,600	$74,600

New Mexico State Hospital Equipment Loan Council Revenue VRDB, Presbyterian Healthcare, Series B, 0.12%, 4/8/13	17,000	17,000

Series C, 0.11%, 4/8/13	20,100	20,100
		111,700

New York – 9.2%

BB&T Municipal Trust Revenue VRDB, (Branch Banking & Trust Co. LOC), 0.18%, 4/8/13 (1)	12,380	12,380

City of New York G.O. VRDB, Subseries A-4, (Sumitomo Mitsui Banking Corp. LOC), 0.12%, 4/8/13	9,500	9,500

City of New York G.O., Subseries G-7, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.13%, 4/1/13	85	85

Cohoes Industrial Development Agency Urban Cultural Park Facilities Revenue VRDB, Eddy Cohoes Project, (Bank of America N.A. LOC), 0.12%, 4/8/13	2,005	2,005

Housing Development Corp. New York City Multifamily Housing Revenue VRDB, Royal Properties, Series A, (FNMA LOC), 0.10%, 4/8/13	30,000	30,000

Metropolitan Transportation Authority New York Revenue VRDB, Subseries E-2, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	10,000	10,000

Monroe County New York Industrial Development Corp. Revenue VRDB, St. Ann’s Nursing Home, (HSBC Bank USA N.A. LOC), 0.14%, 4/8/13	4,710	4,710

Monroe Security & Safety Systems Local Development New York Revenue VRDB, (Manufacturers & Traders Trust Co. LOC), 0.12%, 4/8/13	53,035	53,035

See Notes to the Financial Statements.

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

New York – 9.2% – continued

Nassau Health Care Corp. Revenue VRDB, Series B-1, (TD Bank N.A. LOC), 0.10%, 4/8/13	$2,980	$2,980

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, New York City Water, Series AA-2, 0.11%, 4/8/13	30,000	30,000

New York City New York G.O., Subseries G-4, (PNC Bank N.A. LOC), 0.13%, 4/1/13	10,000	10,000

New York City New York Industrial Development Agency Civic Facilities Revenue VRDB, Sephardic Community Youth Center, (Manufacturers & Traders Trust Co. LOC), 0.17%, 4/8/13 (1)(2)	2,000	2,000

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds TRANS, Subseries-A-7, 0.11%, 4/8/13	28,000	28,000

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-5, 0.13%, 4/1/13	4,000	4,000

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding TRANS, Series A-2A, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.12%, 4/1/13	12,000	12,000

New York Liberty Development Corp. Revenue Refunding VRDB, Series A, 3 World Trade Center, U.S. Treasury Escrowed 0.25%, 5/22/13	136,550	136,550

New York Mortgage Agency Homeowner Revenue VRDB, Series 159, 0.12%, 4/8/13	15,000	15,000

New York State Dormitory Authority Revenue Non-State Supported Debt VRDB, Samaritan Medical Center, Series B, (HSBC Bank USA N.A. LOC), 0.12%, 4/8/13	9,105	9,105

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

New York – 9.2% – continued

New York State Dormitory Authority Revenues Non State Supported Debt Revenue VRDB, FFT Senior Communities, Inc., (HSBC Bank USA N.A. LOC), 0.12%, 4/8/13	$2,800	$2,800

New York State Dormitory Authority Revenues Non State Supported Debt VRDB, University of Rochester, Series A-1, (Wells Fargo Bank N.A. LOC), 0.11%, 4/8/13	25,180	25,180

New York State Dormitory Authority Revenues State Supported Debt VRDB, City University, Series D, (TD Bank N.A. LOC), 0.11%, 4/8/13	13,800	13,800

New York State Energy Research & Development Authority Revenue Bonds, Subseries A-4, (Bank of Nova Scotia LOC), 0.12%, 4/8/13	11,600	11,600

New York State Housing Finance Agency Revenue VRDB, 100 Maiden Lane, Series A, (FNMA LOC), 0.12%, 4/8/13	40,885	40,885

New York State Housing Finance Agency Revenue VRDB, 175 West 60th Street, Series A-2, (Manufacturers & Traders Trust Co. LOC), 0.14%, 4/8/13	10,000	10,000

New York State Housing Finance Agency Revenue VRDB, Affordable Housing, Clinton Park Phase II, Series E-31 (Wells Fargo Bank N.A. LOC), 0.12%, 4/8/13	15,000	15,000

New York State Housing Finance Agency Revenue VRDB, Housing West 29th Street, Series A, (Wells Fargo Bank N.A. LOC), 0.11%, 4/8/13	10,000	10,000

New York State Housing Finance Agency Revenue VRDB, Housing, Dock Street, Series A, (Wells Fargo & Co. LOC), 0.11%, 4/8/13	12,400	12,400

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

New York – 9.2% – continued

Onondaga County New York Industrial Development Agency Civic Facilities Revenue VRDB, Syracuse Research Corp. Project, (Manufacturers & Traders Trust Co. LOC), 0.17%, 4/8/13	$6,450	$6,450

RBC Municipal Products, Inc. Trust New York Revenue Bonds, Floater Certificates Series E-33, (Escrowed) Invesco VK Trust for Investment Grade NY Municipals Escrowed 0.32%, 4/8/13 (1)	38,000	38,000

Suffolk County New York Industrial Development Agency Revenue VRDB, St. Anthony’s High School Civic, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	2,305	2,305

Town of Niagara New York Area Development Corp. Revenue VRDB, Niagara Falls Memorial, (HSBC Bank USA N.A. LOC), 0.12%, 4/8/13	7,310	7,310

Triborough Bridge & Tunnel Authority New York Revenue VRDB, Series C, 0.11%, 4/8/13	23,300	23,300

Wells Fargo Stage Trust Revenue Bonds, Floater Certificates Series 105C, in NY, 0.37%, 4/8/13 (1)(2)	25,000	25,000
		615,380

North Carolina – 2.6%

BB&T Municipal Trust Floaters, Series 1038, (Branch Banking & Trust Co. LOC), 0.28%, 4/8/13 (1)	6,905	6,905

City of Raleigh North Carolina COPS VRDB, Downtown, Series B, 0.13%, 4/8/13	36,300	36,300

Forsyth County North Carolina Industrial Facilities Authority Revenue VRDB, Recreation Facilities-YMCA Winston, (Branch Banking & Trust Co. LOC), 0.14%, 4/8/13	1,310	1,310

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

North Carolina – 2.6% – continued

Guilford County North Carolina G.O. VRDB, Series A, 0.12%, 4/8/13	$18,055	$18,055
Series B, 0.13%, 4/8/13	4,200	4,200

North Carolina Capital Facilities Financial Agency Educational Facilities Revenue VRDB, Campbell University, (Branch Banking & Trust Co. LOC), 0.14%, 4/8/13	5,400	5,400

North Carolina Capital Facilities Financial Agency Educational Facilities Revenue VRDB, Rocky Mountain Preparatory School, Series H, (Branch Banking & Trust Co. LOC), 0.14%, 4/8/13	5,700	5,700

North Carolina Capital Facilities Financial Agency Recreational Facilities Revenue VRDB, YMCA Greater Charlotte Project, Series K, (Branch Banking & Trust Co. LOC), 0.14%, 4/8/13	12,170	12,170

North Carolina Capital Facilities Financial Agency Revenue Eagle-20060012, Class A, 0.12%, 4/8/13 (1)	12,000	12,000

North Carolina Medical Care Commission Health Care Facilities Revenue Refunding VRDB, University Health Systems Eastern, Series B1, (Branch Banking & Trust Co. LOC), 0.11%, 4/8/13	4,400	4,400

North Carolina Medical Care Commission Health Care Facilities Revenue Refunding VRDB, Wakemed, Series C, (Wells Fargo Bank N.A. LOC), 0.14%, 4/8/13	14,155	14,155

North Carolina Medical Care Commission Hospital Revenue VRDB, Moses Cone Health System, Series A, 0.11%, 4/8/13	20,000	20,000

Raleigh Durham North Carolina Airport Authority Revenue Refunding VRDB, Series C, (U.S. Bank N.A. LOC), 0.13%, 4/8/13	10,400	10,400

University of North Carolina at Chapel Hill Revenue Bonds, Eagle 720053014, Class A, 0.13%, 4/8/13 (1)	5,800	5,800

See Notes to the Financial Statements.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

North Carolina – 2.6% – continued

Winston-Salem North Carolina Water & Sewer Systems Revenue Refunding VRDB, Series C, 0.11%, 4/8/13	$19,540	$19,540
		176,335

Ohio – 3.5%

Akron Bath Copley Ohio Joint Township Hospital District Revenue VRDB, Hospital Facilities-Summa Health Systems, Series B, (JPMorgan Chase Bank N.A. LOC), 0.13%, 4/8/13	12,655	12,655

Athens County Ohio Port Authority Housing Revenue VRDB, University Housing For Ohio, Inc. Project, (Wells Fargo Bank N.A. LOC), 0.12%, 4/8/13	26,750	26,750

Cleveland-Cuyahoga County Ohio Port Authority Revenue VRDB, Euclid Avenue Housing Corp. Project, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	9,000	9,000

Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue VRDB, Playhouse Square Foundation Project, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	9,175	9,175

County of Allen Ohio Hospital Facilities Revenue VRDB, Catholic Healthcare, (JPMorgan Chase Bank N.A. LOC), 0.11%, 4/8/13	5,000	5,000

Deutsche Bank Spears/Lifers Trust Revenue Bonds, Series DBE-1097, (Deutsche Bank A.G. Gtd.), 0.17%, 4/8/13 (1)	13,965	13,965

Franklin County Ohio Health Care Facilities Revenue VRDB, Friendship Village Dublin, (PNC Bank N.A. LOC), 0.12%, 4/8/13	4,500	4,500

Franklin County Ohio Health Care Facilities Revenue VRDB, Ohio Presbyterian, Series A, (PNC Bank N.A. LOC), 0.12%, 4/8/13	2,450	2,450

Lancaster Port Authority Ohio Gas Revenue VRDB, 0.12%, 4/8/13	5,760	5,760

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Ohio – 3.5% – continued

Montgomery County Ohio Economic Development Revenue VRDB, The Dayton Art Institute, (U.S. Bank N.A. LOC), 0.12%, 4/8/13	$4,900	$4,900

Ohio Air Quality Development Authority Revenue Refunding VRDB, Pollution, Firstenergy, Series B, UBS A.G. LOC 0.15%, 4/8/13	25,100	25,100

Ohio Multifamily Housing Finance Agency Revenue VRDB, Chambrel at Montrose, Series F, (FNMA LOC), 0.12%, 4/8/13	12,051	12,051

Ohio State Water Development Authority Revenue Refunding VRDB, Firstenergy Generation, Series A, UBS A.G. LOC 0.15%, 4/8/13	72,240	72,240

Richland County Ohio Health Care Facilities Revenue Refunding Bonds, Wesleyan Senior Living, Series A, (JPMorgan Chase Bank N.A. LOC), 0.14%, 4/8/13	3,260	3,260

State of Ohio G.O., Common Schools, Series B, 0.11%, 4/8/13	17,240	17,240

Warren County Ohio Health Care Facilities Revenue VRDB, Otterbein Homes Project, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	6,500	6,500
		230,546

Oklahoma – 1.5%

Oklahoma State Water Resource Board, State Loan Program Revenue Bonds, 0.30%, 6/3/13	1,830	1,830

RBC Municipal Products Inc. Trust Revenue Bonds, Floater Certificates, Series E-37 for Oklahoma, (Royal Bank of Canada LOC), 0.12%, 4/8/13 (1)	96,155	96,155
		97,985

Oregon – 1.0%

BB&T Municipal Trust Revenue Bonds, Series A, (Branch Banking & Trust Co. LOC), 0.11%, 4/8/13 (1)	16,325	16,325

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Oregon – 1.0% – continued

Oregon Health & Science University Revenue VRDB, Series B-2, (Union Bank N.A. LOC), 0.11%, 4/8/13	$6,000	$6,000

Oregon Health & Science University Revenue VRDB, Series B-3, (Union Bank N.A. LOC), 0.13%, 4/1/13	9,510	9,510

Oregon State Facilities Authority Revenue VRDB, Hazelden Springbrook Project, Series A, (U.S. Bank N.A. LOC), 0.13%, 4/8/13	3,700	3,700

Oregon State Facilities Authority Revenue VRDB, Quatama Crossing Housing, Series O, (FNMA LOC), 0.15%, 4/8/13	28,130	28,130

Oregon State Health Housing Educational & Cultural Facilities Authority Revenue VRDB, The Evangelical Lutheran, Series A, (U.S. Bank N.A. LOC), 0.16%, 4/8/13	1,800	1,800

Oregon State Health, Housing, Educational & Cultural Facilities Authority Revenue Bonds, Assumption Village Project, Series A, (Union Bank N.A. LOC), 0.14%, 4/8/13	2,980	2,980
		68,445

Pennsylvania – 5.6%

Allegheny County IDA Revenue VRDB, Education Center Watson, (PNC Bank N.A. LOC), 0.13%, 4/8/13	4,300	4,300

BB&T Municipal Trust Revenue Bonds, Series 228, (Branch Banking & Trust Co. LOC), 0.15%, 4/8/13 (1)	24,770	24,770

Beaver County IDA Revenue Refunding VRDB, Firstenergy Generation, UBS A.G. LOC 0.14%, 4/8/13	10,000	10,000

Bucks County IDA Revenue VRDB, Grand View Hospital, Series A, (TD Bank N.A. LOC), 0.10%, 4/8/13	2,235	2,235

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Pennsylvania – 5.6% – continued

Butler County Pennsylvania IDA Revenue Refunding VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	$15,640	$15,640

Butler County Pennsylvania IDA Revenue VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	9,760	9,760

City of Philadelphia Pennsylvania Gas Works Revenue Refunding VRDB, (PNC Bank N.A. LOC), 0.12%, 4/8/13	10,100	10,100

County of Montgomery Pennsylvania G.O., Series A, 0.14%, 4/1/13	25,390	25,390

Delaware County Pennsylvania Authority Revenue VRDB, Riddle Village Project (Bank of America N.A. LOC), 0.14%, 4/8/13	5,095	5,095

Doylestown Pennsylvania Hospital Authority Revenue VRDB, Series B, (PNC Bank N.A. LOC), 0.12%, 4/8/13	18,000	18,000

Haverford Township Pennsylvania G.O., School District, (TD Bank N.A. LOC), 0.12%, 4/8/13	7,800	7,800

Horizon Hospital System Authority Pennsylvania Health & Housing Facilities Revenue VRDB, Senior, St. Paul Homes Project, (Manufacturers & Traders Trust Co. LOC), 0.17%, 4/8/13	7,340	7,340

Lancaster Pennsylvania IDA Revenue VRDB, Mennonite Home Project, (Manufacturers & Traders Trust Co. LOC), 0.17%, 4/8/13	5,600	5,600

Lower Merion Pennsylvania School District G.O. VRDB, Capital Project, Series A, (State Street Bank & Trust Co. LOC), 0.12%, 4/8/13	11,800	11,800

Series B, (U.S. Bank N.A. LOC), 0.12%, 4/8/13	10,500	10,500

See Notes to the Financial Statements.

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Pennsylvania – 5.6% – continued

Pennsylvania Economic Development Financing Authority Revenue VRDB, Series C, Unemployment Compensation, (PNC Bank N.A. LOC), 0.12%, 4/8/13	$31,000	$31,000

Pennsylvania Higher Educational Facilities Authority Revenue VRDB, Holy Family University, (TD Bank N.A. LOC), 0.11%, 4/8/13	9,605	9,605

Pennsylvania Multifamily Housing Finance Agency Revenue VRDB, Special Limited Obligation, Foxwood, (FHLMC LOC), 0.12%, 4/8/13	3,200	3,200

Pennsylvania State Turnpike Commission Multi-Modal Revenue Refunding VRDB, Series A-1, 0.14%, 4/8/13	27,400	27,400

Pennsylvania State Turnpike Commission Revenue Refunding VRDB, Series A-2, 0.12%, 4/8/13	7,420	7,420

Philadelphia School District G.O. Revenue Refunding VRDB, Series G, (Wells Fargo Bank N.A. LOC), 0.13%, 4/8/13	25,000	25,000

Philadelphia School District Pennsylvania Revenue Refunding G.O. VRDB, Series C, (TD Bank N.A. LOC), 0.11%, 4/8/13	12,245	12,245

RBC Municipal Products, Inc. Trust Floater Certificates G.O., (Royal Bank of Canada LOC), 0.12%, 4/8/13 (1)	5,900	5,900

RBC Municipal Products, Inc. Trust Floater Certificates Revenue Bonds, Series B, (Royal Bank of Canada LOC), 0.12%, 4/8/13 (1)	6,000	6,000

RBC Municipal Products, Inc. Trust Pennsylvania Revenue Bonds, Floater Certificates Series E-34, 0.32%, 4/8/13 (1)	65,000	65,000

Southcentral Pennsylvania General Authority Revenue VRDB, Hanover Lutheran Village Project, (Manufacturers & Traders Trust Co. LOC), 0.17%, 4/8/13	7,960	7,960

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Pennsylvania – 5.6% – continued

West Cornwall Pennsylvania Township Municipal Authority Revenue VRDB, Series 2006, Senior Living Facility Lebanon Valley, (PNC Bank N.A. LOC), 0.12%, 4/8/13	$3,900	$3,900
		372,960

Puerto Rico – 0.2%

BB&T Municipal Trust Special Tax Bonds, Series 22, (Branch Banking & Trust Co. LOC), 0.13%, 4/8/13 (1)	12,355	12,355

Rhode Island – 0.2%

Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue Refunding VRDB, Bryant University, Series C-15, (TD Bank N.A. LOC), 0.12%, 4/8/13	11,995	11,995

South Carolina – 0.9%

BB&T Municipal Trust Adjustable, Floaters, Series 1019, (Branch Banking & Trust Co. LOC), 0.21%, 4/8/13 (1)	16,020	16,020

Eclipse Funding Trust, G.O., Series 2006-0152, Solar Eclipse, Spartan, (U.S. Bank N.A. LOC), 0.12%, 4/8/13 (1)	10,375	10,375

South Carolina Jobs EDA Health Facilities Revenue Refunding VRDB, Episcopal, (Wells Fargo Bank N.A. LOC), 0.12%, 4/8/13	13,270	13,270

South Carolina Jobs EDA Hospital Revenue VRDB, Oconee Memorial Hospital, Inc., Series B, (Wachovia Bank N.A. LOC), 0.12%, 4/8/13	8,800	8,800

South Carolina State Housing Finance & Development Authority Multifamily Revenue VRDB, Rental Franklin Square, (FHLMC LOC), 0.12%, 4/8/13	9,800	9,800

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

South Carolina – 0.9% – continued

South Carolina State Housing Financial & Development Authority Multifamily Revenue VRDB, Rental Housing Brookside Apartments, Series D, (FHLMC LOC), 0.12%, 4/8/13	$4,700	$4,700
		62,965

Tennessee – 1.2%

Blount County Tennessee Public Building Authority Revenue VRDB, Local Government Public Improvement, Series E-5-B, (Branch Banking & Trust Co. LOC), 0.14%, 4/8/13	4,815	4,815

Blount County Tennessee Public Building Authority VRDB, Local Government Public Improvement, (Branch Banking & Trust Co. LOC), 0.14%, 4/8/13	11,000	11,000

Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Revenue Refunding VRDB, Multifamily, Timberlake Project, (FNMA LOC), 0.13%, 4/8/13	1,150	1,150

Metropolitan Government Nashville & Davidson County Tennessee IDB Multifamily Housing Refunding VRDB, Ridgelake Apartments Project, Series G, (FHLMC LOC), 0.12%, 4/8/13	5,525	5,525

Metropolitan Government Nashville & Davidson County Tennessee IDB Revenue Refunding Bonds, Multifamily Housing Spinnaker, Series A, (FNMA LOC), 0.13%, 4/8/13	13,655	13,655

Metropolitan Government Nashville & Davidson County Tennessee IDB Revenue VRDB, Multifamily Housing, Arbor Knoll, Series A, (FNMA LOC), 0.12%, 4/8/13	13,400	13,400

Sevier County Tennessee Public Building Authority Revenue Notes, Series C-1, Public Project Construction Notes, 1.25%, 4/1/13	4,100	4,100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Tennessee – 1.2% – continued

Sevier County Tennessee Public Building Authority VRDB, Local Government Public Improvement, Series B-1, (Branch Banking & Trust Co. LOC), 0.14%, 4/8/13	$8,200	$8,200

Shelby County Tennessee Health Educational & Housing Facilities Board Multifamily Housing Revenue VRDB, Gateway Projects, Series A-1 (FNMA LOC), 0.13%, 4/8/13	5,575	5,575

Tennessee State Energy Acquisition Corp. Gas Revenue Floaters, (Branch Banking & Trust Co. LOC), 0.12%, 4/8/13 (1)	14,975	14,975
		82,395

Texas – 10.6%

Capital Area Housing Finance Corp. Texas Revenue VRDB, Encino Pointe Apartments, (FHLMC LOC), 0.12%, 4/8/13	15,595	15,595

Carroll Texas Independent School District G.O. Bonds, School Building, (Texas PSF Insured), 0.12%, 4/8/13	11,800	11,800

City of Garland Texas Municipal Interest Bearing CP, (Royal Bank of Canada Gtd.), 0.18%, 4/9/13	9,600	9,600

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax-Exempt 23, Revenue Bonds, Series 2009-52, 0.12%, 4/8/13 (1)	20,000	20,000

Crawford Texas Education Facilities Corp. Revenue Bonds, Prince of Peace Christian School, (Wells Fargo Bank N.A. LOC), 0.12%, 4/8/13	4,230	4,230

Crawford Texas Education Facilities Corp. Revenue Bonds, Prince of Peace Christian, (Wells Fargo Bank N.A. LOC), 0.12%, 4/8/13	5,070	5,070

Denton Texas Independent School District G.O. VRDB, School Building, Series B, (Texas PSF Insured), 0.12%, 4/8/13	30,000	30,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Texas – 10.6% – continued

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Series 526 (Deutsche Bank A.G. Gtd.), 0.17%, 4/8/13 (1)	$9,230	$9,230

Eclipse Funding Trust, Texas, G.O., Series 2007-0080, Solar Eclipse, (U.S. Bank N.A. LOC), 0.12%, 4/8/13 (1)	10,325	10,325

Eclipse Funding Trust, Waco Texas, Revenue Bonds, Series 2007-0040, Solar Eclipse, (U.S. Bank N.A. LOC), 0.12%, 4/8/13 (1)	21,125	21,125

Harris County Texas Hospital District Revenue Refunding VRDB, Senior Lien, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	19,055	19,055

Houston Texas Airport Systems Revenue Refunding VRDB, (Barclays Bank PLC LOC), 0.12%, 4/8/13	20,000	20,000

Kendall County Texas Health Facilities Development Corp. Health Care Revenue VRDB, Morningside Ministries, Series A, (JPMorgan Chase Bank N.A. LOC), 0.15%, 4/8/13	9,910	9,910

Klein Independent School District G.O. Floaters, Series 39TP, (Wells Fargo Bank N.A. LOC), 0.13%, 4/8/13 (1)	13,005	13,005

Mesquite Independent School District G.O. VRDB, School Building, Series A, (Texas PSF Insured), 0.13%, 4/8/13	200	200

Northwest Texas Independent School District G.O. VRDB, (Texas PSF Insured), 0.13%, 4/8/13	1,425	1,425

Nueces County Health Facilities Development Authority Revenue VRDB, Driscoll Children’s Foundation, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	9,800	9,800

Port Arthur Texas Navigation District Industrial Development Corp., Exempt Facilities Revenue VRDB, Total Petrochemicals, Series A, Total S.A. Gtd. 0.15%, 4/8/13	46,565	46,565

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Texas – 10.6% – continued

Port of Port Arthur Navigation District Revenue Refunding VRDB, Motiva Enterprises, Series C, 0.15%, 4/1/13	$34,900	$34,900

Port of Port Arthur Navigation District Revenue VRDB, Motiva Enterprises, 0.15%, 4/1/13	21,200	21,200

Series C (Motiva Enterprises LLC Gtd.), 0.15%, 4/1/13	16,400	16,400

Port of Port Arthur Texas Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals USA, Total S.A. Gtd. 0.15%, 4/8/13	7,900	7,900

RBC Municipal Products, Inc. Trust Revenue Bonds, Floaters Certificates, Series E-27, (Royal Bank of Canada LOC), 0.12%, 4/8/13 (1)	10,000	10,000

State of Texas Eagle G.O., Series 20060126, Class A, (Texas State Gtd.), 0.12%, 4/8/13 (1)	60,990	60,990

State of Texas G.O. VRDB, Series A, 0.12%, 4/8/13	8,230	8,230

State of Texas G.O. VRDB, Veterans Housing Assistance Fund, 0.10%, 4/8/13	26,315	26,315

State of Texas G.O. VRDB, Veterans, 0.13%, 4/8/13	33,600	33,600

State of Texas G.O. VRDB, Veterans, Series A, (Sumitomo Mitsui Banking Corp. LOC), 0.13%, 4/8/13	15,000	15,000

State of Texas G.O. VRDB, Veterans, Series B, (Sumitomo Mitsui Banking Corp. LOC), 0.11%, 4/8/13	27,600	27,600

State of Texas TRANS, 2.50%, 8/30/13	122,200	123,350

Tarrant County Texas Cultural Educational Finance Corp. Retirement Facilities Revenue VRDB, Northwest Edgemere Project, (Bank of America N.A. LOC), 0.14%, 4/8/13	18,080	18,080

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Texas – 10.6% – continued

Tarrant County Texas Housing Finance Corp. Revenue Refunding VRDB, Multifamily Housing Apartments Project, (Wachovia Bank N.A. LOC), 0.13%, 4/8/13	$7,050	$7,050

Tarrant County Texas Housing Finance Corp. Revenue VRDB, Multifamily Housing, Gateway Apartments, (FNMA LOC), 0.12%, 4/8/13	7,935	7,935

Texas Department Multifamily Housing & Community Affairs Revenue VRDB, Woodmont Apartments, (FHLMC LOC), 0.12%, 4/8/13	14,880	14,880

Texas State G.O. Refunding Bonds, Vets Housing Assistance, Fund I, Series A, 0.09%, 4/8/13	3,300	3,300

University of Texas System Revenue Refunding VRDB, Series B, 0.09%, 4/8/13	10,000	10,000
		703,665

Utah – 0.4%

Park City Utah Revenue VRDB, U.S. Ski & Snowboard Association, (Wells Fargo Bank N.A. LOC), 0.14%, 4/8/13	3,380	3,380

Utah Housing Corp. Multifamily Revenue VRDB, Florentine Villas, Series A, (FHLMC LOC), 0.15%, 4/8/13	18,880	18,880

Utah Housing Corp. SFM Revenue Refunding VRDB, Series A-Class I, 0.12%, 4/8/13	6,400	6,400
		28,660

Vermont – 0.4%

Vermont Educational & Health Buildings Financing Agency Revenue Refunding VRDB, Hospital, Fletcher Allen, Series A, (TD Bank N.A. LOC), 0.12%, 4/8/13	21,690	21,690

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Vermont – 0.4% – continued

Vermont Educational & Health Buildings Financing Agency Revenue VRDB, Porter Hospital Project, Series A, (TD Bank N.A. LOC), 0.10%, 4/8/13	$4,770	$4,770
		26,460

Virginia – 0.8%

Hampton Virginia Redevelopment & Housing Authority Multifamily Housing Revenue Refunding VRDB, Hampton Center Apartments Project, (FHLMC LOC), 0.12%, 4/8/13	13,310	13,310

Lewistown Community Center Development Authority Revenue Floaters, 0.12%, 4/8/13 (1)	13,030	13,030

Lynchburg Virginia IDA Revenue Refunding VRDB, Hospital Centra Health, Series D, (FHLB of Atlanta LOC), 0.12%, 4/8/13	7,000	7,000

Series E, (FHLB of Atlanta LOC), 0.12%, 4/8/13	6,300	6,300

Virginia Commonwealth University Health System Authority Revenue Bonds, ARS Generation, Series B, (Wachovia Bank N.A. LOC), 0.15%, 4/1/13	3,825	3,825

Virginia Small Business Financing Authority Healthcare Facilities Revenue VRDB, Bon Secours Health, (JPMorgan Chase Bank N.A. LOC), 0.11%, 4/8/13	9,000	9,000
		52,465

Washington – 1.5%

Clipper Tax-Exempt Certificates Trust Partnership of Washington, Series 2009-65, 0.12%, 4/8/13 (1)	14,740	14,740

Deutsche Bank Spears/Lifers Trust Revenue Bonds, Series DBE-1095, (Deutsche Bank A.G. Gtd.), 0.17%, 4/8/13 (1)	20,705	20,705

Everett Public Facilities District Revenue VRDB, (Bank of New York Mellon LOC), 0.16%, 4/1/13	11,415	11,415

See Notes to the Financial Statements.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Washington – 1.5% – continued

Vancouver Washington Housing Authority Revenue Refunding VRDB, Pooled Housing, (FHLMC LOC), 0.14%, 4/8/13	$4,500	$4,500

Washington Health Care Facilities Authority Revenue VRDB, Catholic Health, 0.12%, 4/8/13	20,800	20,800

Washington State Housing Finance Commission Non Profit Housing Revenue VRDB, Living Care Centers Project, (Wells Fargo Bank N.A. LOC), 0.11%, 4/8/13	7,020	7,020

Washington State Housing Finance Commission Non Profit Revenue VRDB, District Council No. 5, (Wells Fargo Bank N.A. LOC), 0.24%, 4/8/13	2,765	2,765

Washington State Housing Finance Commission Revenue Refunding VRDB, Antioch University Project, (Union Bank N.A. LOC), 0.12%, 4/8/13	4,825	4,825

Wells Fargo Stage Trust Revenue Bonds, Floater Certificates Series 109C for WA, 0.37%, 12/5/13 (1)(2)	14,475	14,475
		101,245

West Virginia – 0.3%

Cabell County West Virginia County Commission Revenue VRDB, Huntington YMCA Project, (JPMorgan Chase Bank N.A. LOC), 0.22%, 4/8/13	2,630	2,630

Eclipse Funding Trust Solar Eclipse West Virginia Revenue Bonds, Series 2006-0132, (U.S. Bank N.A. LOC), 0.12%, 4/8/13 (1)	17,410	17,410
		20,040

Wisconsin – 3.6%

Clipper Tax-Exempt Certificates Trust Partnership of Wisconsin, Series 2009-36, 0.12%, 4/8/13 (1)	25,000	25,000

Series 2009-53, 0.12%, 4/8/13 (1)	21,745	21,745

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Wisconsin – 3.6% – continued

Milwaukee Wisconsin Redevelopment Authority Lease Revenue VRDB, University of Wisconsin, Kenilworth Project, (U.S. Bank N.A. LOC), 0.12%, 4/8/13	$12,010	$12,010

State of Wisconsin Municipal Interest Bearing CP, 0.12%, 4/1/13	20,000	20,000

Wells Fargo Stage Trust G.O., Floater Certificates Series 111C for WI, 0.27%, 6/13/13 (1)(2)	22,915	22,915

Wisconsin Department of Transportation Revenue VRDB, Floater Series 52TP, (Wells Fargo & Co. LOC), 0.22%, 4/8/13 (1)	8,095	8,095

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Concordia University, Inc., (JPMorgan Chase Bank N.A. LOC), 0.13%, 4/8/13	3,000	3,000

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Marshfield, Series B (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	22,470	22,470

Wisconsin Health & Educational Facilities Authority Revenue VRDB, St. Norbert College, Inc., (JPMorgan Chase Bank N.A. LOC), 0.14%, 4/8/13	9,910	9,910

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Series B, Oakwood, (Bank of Montreal LOC), 0.12%, 4/8/13	4,450	4,450

Wisconsin School Districts Temporary Borrowing Program Revenue Notes, Cash Flow Administration Program Notes Participation, Series A, 1.00%, 10/15/13	13,700	13,748

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Mequon Jewish Project, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/8/13	4,755	4,755

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series B, Aurora Healthcare, (Bank of Montreal LOC), 0.14%, 4/1/13	11,650	11,650

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Wisconsin – 3.6% – continued

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Bay Area Medical Center, Inc., (Bank of Montreal LOC), 0.16%, 4/1/13	$7,570	$7,570

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Capital Lakes, Inc., Series B, (U.S. Bank N.A. LOC), 0.13%, 4/8/13	6,120	6,120

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Froedtert & Community Health, Series A, (U.S. Bank N.A. LOC), 0.11%, 4/8/13	22,030	22,030

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Oakwood Village, (Bank of Montreal LOC), 0.12%, 4/8/13	10,000	10,000

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Watertown Memorial Hospital, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.12%, 4/8/13	15,000	15,000
		240,468

Wyoming – 0.5%

County of Sweetwater Wyoming PCR Refunding Bonds, Series A, Pacificorp Project, (Barclays Bank PLC LOC), 0.12%, 4/8/13	31,600	31,600

Municipal States Pooled Securities – 0.8%

BB&T Municipal Trust Floaters, Series 1036, (Branch Banking & Trust Co. LOC), 0.26%, 4/8/13 (1)	4,450	4,450

BB&T Municipal Trust Revenue VRDB, Series 2022, Floaters, (Branch Banking & Trust Co. LOC), 0.12%, 4/8/13 (1)	1,695	1,695

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 2043, (Branch Banking & Trust Co. LOC), 0.14%, 4/8/13 (1)	1,300	1,300

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

Municipal States Pooled Securities – 0.8% – continued

BB&T Municipal Trust Various States, 0.21%, 4/8/13 (1)	$3,380	$3,380

Series 1035, (Branch Banking & Trust Co. LOC), 0.21%, 4/8/13 (1)	9,880	9,880

Series 2006, (Branch Banking & Trust Co. LOC), 0.13%, 4/8/13 (1)	20,635	20,635

Series 5002, (Cooperatieve Centrale Raiffeisen-Boerenleenbank Bank LOC), 0.36%, 4/8/13 (1)	13,455	13,455
		54,795
Total Municipal Investments
(Cost $6,552,587)		6,552,587

Total Investments – 98.4%
(Cost $6,552,587) (3)		6,552,587

Other Assets less Liabilities – 1.6%		104,718
NET ASSETS – 100.0%		$6,657,305

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $77,342,000 or 1.2% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

East Porter County Indiana School Building Corp. Revenue Bonds, Series DB-145, 0.22%, 4/8/13	4/10/12	$5,570

Morehead Kentucky League of Cities Funding Trust Lease Program Revenue VRDB, 0.12%, 4/8/13	4/14/06-8/28/08	7,382

New York City New York Industrial Development Agency Civic Facilities Revenue VRDB, 0.17%, 4/18/13	8/30/07-3/6/08	2,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Wells Fargo Stage Trust G.O., Floater Certificates Series 111C for WI, 0.27%, 6/13/13	12/20/12-12/28/12	$22,915

Wells Fargo Stage Trust Revenue Bonds, Floater Certificates Series 105C,in NY, 0.37%, 4/8/13	12/13/12	25,000

Wells Fargo Stage Trust Revenue Bonds, Floater Certificates Series 109C for WA, 0.37%, 12/5/13	12/20/12	14,475

(3)	The cost for federal income tax purposes was $6,552,587.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	20.2%
Educational Services	15.5
Electric Services, Gas and Combined Utilities	8.4
Executive, Legislative and General Government	10.0
General Medical and Surgical Hospitals, Specialty Hospitals, Nursing and Personal Care	18.6
Miscellaneous Revenues	7.1
Urban and Community Development, Housing Programs and Social Services	11.4
All other sectors less than 5%	8.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Municipal Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Money Market Fund	$–	$6,552,587	(1)	$–	$6,552,587

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 55.5% (1)

Federal Farm Credit Bank – 8.4%

FFCB Bonds, 0.22%, 6/11/13	$2,000	$2,000
3.88%, 10/7/13	4,995	5,089
0.15%, 1/17/14	2,500	2,500
0.15%, 2/5/14	2,500	2,499

FFCB Discount Notes, 0.21%, 4/5/13	2,000	2,000
0.20%, 4/19/13	1,400	1,400
0.18%, 4/22/13	4,000	4,000
0.18%, 5/10/13	1,200	1,200
0.18%, 5/21/13	3,000	2,999
0.18%, 5/28/13	1,700	1,700
0.18%, 6/5/13	2,700	2,699
0.19%, 6/14/13	1,200	1,200
0.18%, 7/15/13	3,500	3,498
0.20%, 7/16/13	2,800	2,798
0.20%, 7/19/13	2,000	1,999
0.18%, 8/2/13	8,000	7,995
0.18%, 9/9/13	1,000	999
0.15%, 11/1/13	3,500	3,496
0.20%, 11/1/13	3,500	3,496
0.20%, 11/5/13	1,800	1,798
0.19%, 11/21/13	6,500	6,492
0.20%, 11/22/13	1,500	1,498

FFCB FRN, 0.17%, 4/1/13	6,000	5,999
0.27%, 4/1/13	4,500	4,500
0.36%, 4/1/13	4,500	4,507
0.38%, 4/1/13	3,000	3,005
0.18%, 4/4/13	5,000	5,000
0.18%, 4/6/13	4,000	3,999
0.19%, 4/8/13	5,000	5,000
0.17%, 4/11/13	3,500	3,500
0.17%, 4/13/13	3,000	3,000
0.20%, 4/15/13	2,700	2,701
0.18%, 4/18/13	3,500	3,499
0.23%, 4/22/13	4,100	4,101
		112,166

Federal Home Loan Bank – 27.6%

FHLB Bonds, 0.23%, 4/5/13	1,800	1,800
0.19%, 5/1/13	13,200	13,200
0.36%, 5/16/13	4,500	4,501

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 55.5% (1) – continued

Federal Home Loan Bank – 27.6% – continued
0.22%, 5/17/13	$1,400	$1,400
0.23%, 5/17/13	1,400	1,400
0.16%, 6/6/13	3,000	3,000
0.15%, 6/14/13	7,000	7,000
0.18%, 6/17/13	3,800	3,800
1.88%, 6/21/13	5,200	5,219
0.13%, 7/25/13	3,800	3,799
0.28%, 8/2/13	7,000	7,002
0.18%, 8/20/13	3,500	3,500
0.14%, 9/5/13	8,500	8,500
0.13%, 9/19/13	2,000	1,999
0.20%, 10/4/13	4,500	4,500
0.28%, 11/21/13	1,000	1,000
0.18%, 1/7/14	7,000	6,999

FHLB Discount Notes, 0.21%, 4/1/13	1,500	1,500
0.09%, 4/5/13	36,500	36,500
0.12%, 4/5/13	9,500	9,500
0.16%, 4/5/13	8,000	8,000
0.21%, 4/8/13	2,500	2,500
0.17%, 4/19/13	3,500	3,500
0.20%, 5/2/13	2,500	2,500
0.17%, 5/3/13	10,700	10,698
0.20%, 5/3/13	4,200	4,199
0.21%, 5/13/13	2,200	2,199
0.15%, 5/15/13	3,500	3,499
0.14%, 5/17/13	10,500	10,498
0.17%, 5/17/13	15,200	15,197
0.21%, 5/21/13	11,000	10,997
0.13%, 5/22/13	8,800	8,798
0.13%, 5/24/13	14,000	13,997
0.17%, 5/29/13	3,000	2,999
0.17%, 5/31/13	4,500	4,499
0.20%, 6/7/13	1,500	1,499
0.14%, 6/12/13	13,000	12,996
0.16%, 6/19/13	1,500	1,499
0.22%, 6/28/13	3,300	3,298
0.20%, 7/24/13	3,000	2,998
0.15%, 9/20/13	13,500	13,490
0.16%, 1/2/14	3,500	3,496
0.16%, 2/3/14	1,500	1,498
0.17%, 2/13/14	3,000	2,995
0.16%, 3/10/14	1,500	1,498

See Notes to the Financial Statements.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 55.5% (1) – continued

Federal Home Loan Bank – 27.6% – continued

FHLB FRN, 0.12%, 4/1/13	$1,500	$1,500
0.15%, 4/1/13	5,000	5,000
0.16%, 4/1/13	7,500	7,500
0.18%, 4/1/13	8,500	8,500
0.20%, 4/1/13	9,000	8,999
0.22%, 4/1/13	5,000	4,999
0.28%, 4/1/13	8,300	8,300
0.18%, 4/6/13	5,000	5,000
0.14%, 4/16/13	3,000	3,000
0.17%, 4/23/13	6,000	5,999
0.17%, 4/24/13	5,500	5,500
0.14%, 4/25/13	4,400	4,399
0.16%, 4/25/13	2,500	2,500
0.18%, 4/26/13	5,000	5,000
0.17%, 4/27/13	4,500	4,500
0.18%, 4/27/13	11,000	10,999
		367,161

Federal Home Loan Mortgage Corporation – 7.4%

FHLMC Discount Notes, 0.16%, 6/5/13	8,000	7,998
0.18%, 7/2/13	2,000	1,999
0.10%, 7/16/13	9,000	8,997
0.13%, 8/1/13	8,500	8,496
0.16%, 1/14/14	17,000	16,978
0.16%, 2/3/14	1,500	1,498

FHLMC FRN, 0.15%, 4/3/13	30,000	29,999
0.20%, 4/5/13	4,500	4,500
0.15%, 4/17/13	10,000	9,999

FHLMC Note, 1.63%, 4/15/13	7,500	7,504
		97,968

Federal National Mortgage Association – 12.1%

FNMA Discount Notes, 0.00%, 4/1/13	16,827	16,821
0.01%, 4/1/13	3,000	3,000
0.15%, 4/1/13	5,000	5,000
0.16%, 5/1/13	10,000	9,999
0.11%, 7/2/13	14,500	14,496
0.13%, 8/1/13	5,000	4,998
0.15%, 9/3/13	8,500	8,494

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 55.5% (1) – continued

Federal National Mortgage Association – 12.1% – continued
0.13%, 10/1/13	$9,500	$9,494
0.16%, 2/3/14	3,500	3,495

FNMA FRN, 0.37%, 4/1/13	15,000	15,004
0.18%, 4/11/13	10,000	10,000
0.19%, 4/12/13	10,000	9,999
0.18%, 4/20/13	25,000	24,994
0.21%, 4/20/13	3,000	3,001
0.17%, 4/27/13	12,500	12,494
0.20%, 5/17/13	9,000	9,001
		160,290
Total U.S. Government Agencies
(Cost $737,585)		737,585

U.S. GOVERNMENT OBLIGATIONS – 13.6%

U.S. Treasury Bills – 7.3%
0.13%, 4/4/13	7,500	7,500
0.18%, 4/4/13	1,800	1,800
0.14%, 4/11/13	7,500	7,500
0.10%, 4/18/13	24,000	23,999
0.07%, 4/25/13	15,500	15,499
0.10%, 5/23/13	3,500	3,499
0.13%, 5/23/13	5,000	4,999
0.19%, 5/30/13	2,300	2,299
0.11%, 7/11/13	9,000	8,997
0.12%, 8/15/13	11,000	10,995
0.14%, 8/29/13	5,000	4,997
0.14%, 3/6/14	5,000	4,994
		97,078

U.S. Treasury Notes – 6.3%
1.75%, 4/15/13	12,700	12,708
0.50%, 5/31/13	8,000	8,004
1.00%, 7/15/13	16,500	16,538
0.38%, 7/31/13	3,500	3,502
3.38%, 7/31/13	4,500	4,548
0.50%, 10/15/13	8,500	8,514
2.75%, 10/31/13	7,500	7,612
1.00%, 1/15/14	14,200	14,292
1.75%, 1/31/14	2,500	2,533

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 13.6% – continued

U.S. Treasury Notes – 6.3% – continued
1.25%, 4/15/14	$5,000	$5,056
		83,307
Total U.S. Government Obligations
(Cost $180,385)		180,385

Investments, at Amortized Cost
($917,970)		917,970
REPURCHASE AGREEMENTS – 32.0%

Joint Repurchase Agreements – 3.7% (2)

Bank of America Securities LLC, dated 3/28/13, repurchase price $16,447 0.12%, 4/1/13	16,446	16,446

Morgan Stanley & Co., Inc., dated 3/28/13, repurchase price $16,447 0.17%, 4/1/13	16,446	16,446

Societe Generale, New York Branch, dated 3/28/13, repurchase price $16,447 0.15%, 4/1/13	16,447	16,447
		49,339

Repurchase Agreements – 28.3% (3)

Citigroup Global Markets, dated 3/28/13,repurchase price $101,587 0.20%, 4/1/13	101,585	101,585

Deutsche Bank Securities, dated 3/28/13,repurchase price $125,003 0.25%, 4/1/13	125,000	125,000

Societe Generale, New York Branch, dated 3/28/13, repurchase price $150,003 0.20%, 4/1/13	150,000	150,000
		376,585
Total Repurchase Agreements
(Cost $425,924)		425,924

Total Investments – 101.1%
(Cost $1,343,894) (4)		1,343,894

Liabilities less Other Assets – (1.1)%		(14,502)
NET ASSETS – 100.0%		$1,329,392

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$ 4,538	3.63%	4/15/28
U.S. Treasury Notes	$45,585	0.75% – 4.00%	8/15/13 – 10/31/17
Total	$50,123

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$154,500	3.00% – 4.00%	4/1/42 – 2/1/43
FNMA	$143,813	3.87% – 4.50%	11/1/39 – 12/1/41
GNMA	$ 89,570	3.00% – 5.50%	5/20/26 – 1/20/43
Total	$387,883

(4)	The cost for federal income tax purposes was $1,343,894.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Money Market Fund	$–	$1,343,894	(1)	$–	$1,343,894

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 75.1% (1)

Federal Farm Credit Bank – 20.1%

FFCB Bonds, 0.22%, 6/11/13	$5,300	$5,300
1.38%, 6/25/13	5,500	5,515
0.22%, 7/23/13	9,500	9,503
0.26%, 10/30/13	2,500	2,501
0.15%, 1/17/14	6,500	6,499
0.15%, 2/5/14	6,500	6,498

FFCB Discount Notes, 0.03%, 4/1/13	16,000	16,000
0.01%, 4/2/13	8,000	8,000
0.02%, 4/3/13	32,000	32,000
0.03%, 4/5/13	16,000	16,000
0.21%, 4/5/13	5,000	5,000
0.21%, 4/9/13	3,800	3,800
0.11%, 4/15/13	8,000	8,000
0.20%, 4/19/13	3,800	3,800
0.18%, 4/22/13	4,500	4,500
0.08%, 4/24/13	4,000	4,000
0.11%, 4/25/13	26,500	26,498
0.20%, 5/6/13	4,800	4,799
0.20%, 5/9/13	4,500	4,499
0.18%, 5/10/13	3,200	3,199
0.18%, 5/28/13	4,500	4,499
0.18%, 6/5/13	6,200	6,198
0.19%, 6/14/13	3,200	3,199
0.20%, 6/18/13	3,500	3,498
0.22%, 7/3/13	4,500	4,497
0.22%, 7/10/13	3,500	3,498
0.18%, 7/11/13	1,500	1,499
0.20%, 7/16/13	7,500	7,496
0.18%, 7/17/13	13,000	12,993
0.20%, 7/18/13	3,500	3,498
0.12%, 8/9/13	1,500	1,499
0.18%, 9/5/13	1,000	999
0.18%, 9/9/13	2,000	1,998
0.19%, 10/1/13	8,000	7,992
0.12%, 10/7/13	8,000	7,995
0.18%, 10/18/13	3,000	2,997
0.15%, 11/1/13	9,000	8,992
0.20%, 11/22/13	4,000	3,995
0.15%, 3/7/14	4,000	3,994

FFCB FRN, 0.17%, 4/1/13	15,000	14,999

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 75.1% (1) – continued

Federal Farm Credit Bank – 20.1% – continued
0.22%, 4/1/13	$5,000	$5,000
0.23%, 4/1/13	16,500	16,500
0.27%, 4/1/13	2,500	2,501
0.29%, 4/1/13	18,000	18,006
0.35%, 4/1/13	27,100	27,107
0.36%, 4/1/13	10,500	10,516
0.38%, 4/1/13	24,000	24,028
0.20%, 4/2/13	30,000	30,002
0.18%, 4/4/13	41,500	41,503
0.16%, 4/6/13	14,500	14,497
0.18%, 4/6/13	32,000	31,993
0.19%, 4/6/13	8,500	8,501
0.11%, 4/8/13	15,000	15,000
0.19%, 4/8/13	5,000	5,000
0.15%, 4/9/13	4,000	3,999
0.17%, 4/9/13	8,500	8,496
0.17%, 4/11/13	9,000	9,000
0.16%, 4/12/13	9,500	9,497
0.11%, 4/13/13	5,000	4,999
0.17%, 4/13/13	8,000	8,000
0.20%, 4/15/13	6,900	6,902
0.17%, 4/16/13	17,000	16,999
0.18%, 4/16/13	3,500	3,500
0.18%, 4/18/13	9,500	9,497
0.20%, 4/22/13	12,500	12,501
0.23%, 4/22/13	11,500	11,504
0.24%, 4/22/13	14,040	14,043
0.17%, 4/23/13	8,500	8,499
0.17%, 4/25/13	8,500	8,498
0.10%, 4/26/13	3,000	3,000
0.14%, 4/26/13	17,000	16,995
0.26%, 4/26/13	10,000	10,001
0.21%, 4/27/13	10,000	10,003
0.19%, 4/28/13	4,500	4,500
		712,833

Federal Home Loan Bank – 54.5%

FHLB Bonds, 1.25%, 4/2/13	4,200	4,200
0.25%, 4/11/13	2,500	2,500
0.16%, 4/17/13	42,000	42,000
0.16%, 4/18/13	17,000	17,000
0.20%, 4/30/13	6,500	6,500
0.37%, 5/1/13	10,000	10,001
0.22%, 5/17/13	3,800	3,800

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 75.1% (1) – continued

Federal Home Loan Bank – 54.5% – continued
0.23%, 5/17/13	$25,500	$25,502
0.16%, 6/6/13	10,000	10,000
0.15%, 6/14/13	31,000	30,999
0.18%, 6/17/13	18,000	17,999
0.17%, 6/20/13	7,700	7,699
0.17%, 6/21/13	2,500	2,500
0.11%, 7/17/13	83,500	83,495
0.18%, 8/20/13	7,000	7,000
0.14%, 9/5/13	25,000	24,999
0.26%, 9/9/13	10,500	10,505
0.15%, 9/11/13	20,000	19,999
0.28%, 9/12/13	7,500	7,504
0.13%, 9/18/13	16,000	15,998
0.13%, 9/19/13	4,000	3,998
0.14%, 11/19/13	35,000	34,995
0.28%, 11/21/13	2,000	2,001
0.18%, 1/7/14	19,000	18,997

FHLB Discount Notes, 0.08%, 4/1/13	16,000	16,000
0.10%, 4/1/13	45,000	45,000
0.21%, 4/1/13	3,800	3,800
0.12%, 4/2/13	19,400	19,400
0.07%, 4/3/13	19,500	19,500
0.16%, 4/3/13	50,000	50,000
0.09%, 4/5/13	60,000	59,999
0.16%, 4/5/13	13,500	13,500
0.09%, 4/10/13	8,000	8,000
0.10%, 4/10/13	35,000	34,999
0.16%, 4/10/13	23,000	22,999
0.10%, 4/12/13	17,000	16,999
0.10%, 4/15/13	5,000	5,000
0.16%, 4/15/13	3,500	3,500
0.09%, 4/17/13	47,500	47,498
0.10%, 4/17/13	89,500	89,496
0.11%, 4/17/13	50,000	49,998
0.17%, 4/17/13	26,500	26,499
0.09%, 4/19/13	21,500	21,499
0.10%, 4/19/13	25,000	24,999
0.17%, 4/19/13	9,000	8,999
0.17%, 4/26/13	6,500	6,499
0.20%, 5/1/13	10,000	9,998
0.20%, 5/2/13	2,400	2,400
0.17%, 5/3/13	4,500	4,499

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 75.1% (1) – continued

Federal Home Loan Bank – 54.5% – continued
0.20%, 5/3/13	$11,300	$11,298
0.21%, 5/13/13	6,000	5,998
0.11%, 5/15/13	63,500	63,492
0.11%, 5/16/13	10,000	9,999
0.11%, 5/17/13	13,000	12,998
0.14%, 5/17/13	57,500	57,490
0.21%, 5/21/13	7,000	6,998
0.13%, 5/22/13	15,500	15,497
0.11%, 5/28/13	5,000	4,999
0.13%, 5/29/13	6,500	6,498
0.17%, 5/29/13	71,500	71,481
0.14%, 6/7/13	12,500	12,496
0.20%, 6/7/13	4,500	4,499
0.20%, 6/10/13	3,700	3,699
0.13%, 6/19/13	16,000	15,995
0.16%, 6/19/13	4,000	3,999
0.15%, 6/21/13	21,500	21,493
0.22%, 6/28/13	8,700	8,695
0.10%, 7/1/13	7,500	7,498
0.11%, 7/2/13	12,500	12,496
0.13%, 7/17/13	20,000	19,992
0.20%, 7/24/13	6,200	6,196
0.13%, 8/7/13	4,500	4,498
0.13%, 8/9/13	47,500	47,479
0.15%, 8/23/13	50,000	49,970
0.14%, 9/6/13	16,500	16,490
0.14%, 9/11/13	32,500	32,480
0.19%, 9/12/13	2,500	2,498
0.14%, 9/13/13	25,000	24,984
0.13%, 9/18/13	18,500	18,488
0.14%, 9/18/13	5,500	5,497
0.13%, 10/15/13	16,000	15,989
0.13%, 10/21/13	6,500	6,495
0.16%, 1/2/14	9,000	8,989
0.16%, 2/3/14	4,000	3,994
0.17%, 2/13/14	7,500	7,489
0.16%, 3/10/14	4,000	3,994

FHLB FRN, 0.12%, 4/1/13	16,500	16,498
0.18%, 4/1/13	5,000	5,000
0.19%, 4/1/13	25,000	25,000
0.20%, 4/1/13	16,000	15,998
0.21%, 4/1/13	15,000	14,996

See Notes to the Financial Statements.

MONEY MARKET FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 75.1% (1) – continued

Federal Home Loan Bank – 54.5% – continued
0.22%, 4/1/13	$15,000	$14,998
0.23%, 4/1/13	15,000	14,999
0.28%, 4/1/13	22,300	22,299
0.31%, 4/1/13	5,000	5,000
0.32%, 4/1/13	19,000	19,000
0.33%, 4/1/13	17,000	17,000
0.17%, 4/3/13	20,000	19,996
0.18%, 4/6/13	10,000	10,000
0.12%, 4/12/13	8,000	7,999
0.14%, 4/16/13	6,000	6,000
0.17%, 4/23/13	15,000	14,998
0.17%, 4/24/13	12,000	12,000
0.16%, 4/25/13	6,300	6,300
0.18%, 4/26/13	12,000	12,000
0.18%, 4/27/13	15,000	14,998
		1,929,490

Tennessee Valley Authority – 0.5%

TVA Discount Note, 0.04%, 4/11/13	16,000	16,000
Total U.S. Government Agencies
(Cost $2,658,323)		2,658,323

U.S. GOVERNMENT OBLIGATIONS – 16.7%

U.S. Treasury Bills – 10.8%
0.03%, 4/4/13	3,500	3,500
0.13%, 4/4/13	16,000	16,000
0.17%, 4/4/13	6,500	6,500
0.10%, 4/11/13	75,000	74,998
0.14%, 4/11/13	8,000	8,000
0.05%, 4/15/13	5,500	5,500
0.06%, 4/15/13	9,000	9,000
0.10%, 4/18/13	62,500	62,497
0.06%, 4/25/13	12,500	12,499
0.07%, 4/25/13	100,500	100,495
0.10%, 5/23/13	9,000	8,999
0.15%, 5/30/13	9,000	8,998
0.19%, 5/30/13	6,100	6,098
0.11%, 7/11/13	7,000	6,998
0.12%, 8/15/13	37,500	37,483
0.14%, 8/29/13	13,000	12,992
		380,557

U.S. Treasury Notes – 5.9%
1.75%, 4/15/13	60,800	60,838

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 16.7% – continued

U.S. Treasury Notes – 5.9% – continued
3.63%, 5/15/13	$41,500	$41,678
0.50%, 5/31/13	16,500	16,511
1.00%, 7/15/13	17,500	17,540
0.38%, 7/31/13	25,000	25,015
3.38%, 7/31/13	7,500	7,579
2.75%, 10/31/13	13,000	13,194
1.00%, 1/15/14	20,000	20,128
1.75%, 1/31/14	6,500	6,586
		209,069
Total U.S. Government Obligations
(Cost $589,626)		589,626

Investments, at Amortized Cost
($3,247,949)		3,247,949

REPURCHASE AGREEMENTS – 8.7%

Repurchase Agreements – 8.7% (2)

Credit Suisse Securities, dated 3/28/13,repurchase price $105,655 0.19%, 4/1/13	105,653	105,653

Mizuho Securities USA, Inc., dated 3/28/13 repurchase price $200, 004 0.18%, 4/1/13	200,000	200,000
		305,653

Total Repurchase Agreements
(Cost $305,653)		305,653

Total Investments – 100.5%
(Cost $3,553,602) (3)		3,553,602

Liabilities less Other Assets – (0.5)%		(15,971)
NET ASSETS – 100.0%		$3,537,631

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bills	$106,511	0.00%	5/2/13 – 6/27/13
U.S. Treasury Notes	$ 9,559	1.00% — 1.75%	1/15/14 – 1/31/14
U.S. Treasury Bonds	$154,326	4.50%	2/15/28 – 8/15/42
U.S. Treasury Strips	$ 42,902	2.03% — 2.21%	5/15/25 – 8/15/28
Total	$313,298

(3)	The cost for federal income tax purposes was $3,553,602.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued	MARCH 31, 2013

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Select Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Money Market Fund	$–	$3,553,602	(1)	$–	$3,553,602

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2013

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

BANS	Bond Anticipation Notes	IDA	Industrial Development Authority
COPS	Certificates of Participation	IDB	Industrial Development Board
CP	Commercial Paper	IDR	Industrial Development Revenue
EDA	Economic Development Authority	LOC	Letter of Credit
FFCB	Federal Farm Credit Bank	PCR	Pollution Control Revenue
FHLB	Federal Home Loan Bank	PSF	Permanent School Fund
FHLMC	Federal Home Loan Mortgage Corporation	RANS	Revenue Anticipation Notes
FNMA	Federal National Mortgage Association	ROCS	Reset Option Certificates
FRCD	Floating Rate Certificates of Deposit	SFM	Single Family Mortgage
FRN	Floating Rate Notes	TRANS	Tax and Revenue Anticipation Notes
GNMA	Government National Mortgage Association	TVA	Tennessee Valley Authority
G.O.	General Obligation	VRDB	Variable Rate Demand Bonds
Gtd.	Guaranteed

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN FUNDS ANNUAL REPORT	57	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 47 portfolios as of March 31, 2013, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, each of which is a diversified portfolio except for the California Municipal Money Market Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) is calculated on each Business Day as of 1:00 p.m. Central Time for the Funds.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “NTGI PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, NTGI PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the California Municipal Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under which they purchase securities for cash from a seller and agree to resell those securities to the same seller within a specified time at a specified price. During the term

MONEY MARKET FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2013

of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), each Fund and other Funds of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2013, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds may receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The California Municipal Money Market Fund’s and Municipal Money Market Fund’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all the Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the NAVs of the Funds.

At March 31, 2013, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES
Municipal Money Market	$262	$(262)
U.S. Government Money Market	31	(31)
U.S. Government Select Money Market	44	(44)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2013, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	MARCH 31, 2018
Money Market	$(8,658)

The Fund in the above table may offset future capital gains with this capital loss carryforward.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

POST-ENACTMENT LOSSES

	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
California Municipal Money Market	$9	$ —

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2013, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$4	$ —
Money Market	—	124
Municipal Money Market	6	263
U.S. Government Money Market	—	34
U.S. Government Select Money Market	—	63

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$40	$ —
Money Market	—	783
Municipal Money Market	783	41
U.S. Government Money Market	—	152
U.S. Government Select Money Market	—	379

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$45	$5
Money Market	—	1,329
Municipal Money Market	851	9
U.S. Government Money Market	—	141
U.S. Government Select Money Market	—	340

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2013, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2010 through March 31, 2012 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2013.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2013.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so

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MONEY MARKET FUNDS

MARCH 31, 2013

exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Oper ations.

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and annual commitment fee on the unused portion of the credit line under the New Credit Facility is the same as those for the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At March 31, 2013, the Funds did not have any outstanding loans. The Funds did not incur any interest expense for the fiscal year ended March 31, 2013.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2013, NTI contractually agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses contractually reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees and the expense limitations for the Funds for the fiscal year ended March 31, 2013, were as follows:

	CONTRACTUAL ANNUAL ADVISORY FEE	CONTRACTUAL EXPENSE LIMITATION
California Municipal Money Market	0.25%	0.35%
Money Market	0.25%	0.35%
Municipal Money Market	0.25%	0.35%
U.S. Government Money Market	0.25%	0.35%
U.S. Government Select Money Market	0.25%	0.35%

The contractual reimbursement arrangements are expected to continue until at least July 31, 2014. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, in order to avoid a negative yield, NTI may reimburse additional expenses or waive advisory fees of a Fund, as necessary. Any such expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2013, NTI voluntarily reimbursed fees to avoid a negative yield for the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund. The amounts voluntarily reimbursed by NTI are included in Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations and the amounts outstanding at March 31, 2013, are included as part of Receivable from affiliates for expense reimbursements in the Statements of Assets and Liabilities. Any such reimbursement or waiver is paid monthly to the Funds by NTI.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds. The transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10 percent of each Fund’s average daily net assets. The administration fees are reflected in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee Fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$1,647,558	$13	$(1,704,302)	$(56,731)
Money Market	26,588,932	309	(25,288,950)	1,300,291
Municipal Money Market	25,953,027	129	(26,311,722)	(358,566)
U.S. Government Money Market	7,640,849	45	(7,662,663)	(21,769)
U.S. Government Select Money Market	15,339,211	88	(15,238,371)	100,928

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2012, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$1,731,534	$15	$(1,774,477)	$(42,928)
Money Market	24,670,908	545	(24,815,022)	(143,569)
Municipal Money Market	24,936,657	135	(24,609,815)	326,977
U.S. Government Money Market	7,087,770	46	(7,363,277)	(275,461)
U.S. Government Select Money Market	11,422,412	86	(11,108,718)	313,780

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Money Market Fund (the “Fund”).

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Fund and investors in the Fund. The Corporation did not receive any consideration from the Fund. Under the CSA, the Corporation committed to provide capital to the Fund in the event that the Fund realized a loss on the Whistlejacket Capital LLC security

(the “Security”), in an amount sufficient for the Fund to maintain its NAV per share at no less than the minimum permissible NAV, which is $0.9990. The Fund was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board had the right, at its option, to cause the Fund to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Fund, was insufficient to maintain the minimum permissible NAV of $0.9990.

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MONEY MARKET FUNDS

MARCH 31, 2013

On June 25, 2009, the Fund sold the remaining position in the Security held in the Fund, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Fund representing the amount necessary to prevent the loss from causing the market-based NAV of the Fund to fall below $0.999, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

8. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on a Fund’s financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of both of these requirements and the impacts they will have to the financial statement amounts and footnote disclosures, if any.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), five separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2013

MONEY MARKET FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

TAX AND DISTRIBUTION INFORMATION	MARCH 31, 2013 (UNAUDITED)

During the fiscal year ended March 31, 2013, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 99.44% and Municipal Money Market 95.06%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years after December 31, 2004. The Trust has designated the following percentages of income of the respective Funds as Qualified Interest Income (QII) for the fiscal year ended March 31, 2013:

Money Market	100%
U.S. Government Money Market	100%
U.S. Government Select Money Market	100%

The Funds designate the maximum amount required to be distributed as long-term capital gain under Internal Revenue Code Section 852(b)(2)(3).

DISTRIBUTION CONSIDERATIONS (ALL FUNDS)

DISTRIBUTION CALCULATION: Maturity Distribution is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations.

MATURITY DISTRIBUTION: The data is measured using the lower of the stated maturity date or next interest rate reset date.

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MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2013 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/12 - 3/31/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.13%	$1,000.00	$1,000.10	$0.65
Hypothetical **	0.13%	$1,000.00	$1,024.28	$0.66

MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.24%	$1,000.00	$1,000.10	$1.20
Hypothetical **	0.24%	$1,000.00	$1,023.73	$1.21

MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.14%	$1,000.00	$1,000.10	$0.70
Hypothetical **	0.14%	$1,000.00	$1,024.23	$0.71

U.S. GOVERNMENT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.18%	$1,000.00	$1,000.10	$0.90
Hypothetical **	0.18%	$1,000.00	$1,024.03	$0.91

U.S. GOVERNMENT SELECT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.16%	$1,000.00	$1,000.10	$0.80
Hypothetical **	0.16%	$1,000.00	$1,024.13	$0.81

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182), and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

MONEY MARKET FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2013 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 69 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Lurie Children’s Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 2000

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sandra Polk Guthman Age: 69 Trustee since 2000

• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center since 2007;

• Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 47 portfolios in the Northern Funds Complex — 39 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

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MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 75 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) from 2009 to 2012;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 55 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 73 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 69 Trustee since 2007	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

MONEY MARKET FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2013 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 56 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	69	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012, Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, Northern Trust Global Advisors, Inc. since 2012.

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

MONEY MARKET FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2013 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	71	MONEY MARKET FUNDS

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MONEY MARKET FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

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MONEY MARKET FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY

    MARKET FUND1,2,3,4

MONEY MARKET FUND1

MUNICIPAL MONEY MARKET FUND1,2

U.S. GOVERNMENT MONEY

    MARKET FUND1,5

U.S. GOVERNMENT SELECT

    MONEY MARKET FUND1,5

INVESTMENT CONSIDERATIONS

1 Money Market Fund Risk: The Fund may not be able to maintain a stable net asset value (“NAV”) per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

2 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

3 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

4 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT	75	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

24	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

33	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

37	MULTI-MANAGER GLOBAL REAL ESTATE FUND

41	MULTI-MANAGER INTERNATIONAL EQUITY FUND

51	MULTI-MANAGER LARGE CAP FUND

55	MULTI-MANAGER MID CAP FUND

61	MULTI-MANAGER SMALL CAP FUND

FIXED INCOME FUND

66	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

84	NOTES TO THE FINANCIAL STATEMENTS

98	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

99	TAX INFORMATION

100	FUND EXPENSES

102	TRUSTEES AND OFFICERS

106	APPROVAL OF SUB-ADVISORY AGREEMENTS

111	INVESTMENT CONSIDERATIONS

112	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging market stocks returned 1.95% during the 12-month reporting period ended March 31, 2013, based on the MSCI Emerging Markets IndexSM, the Multi-Manager Emerging Markets Equity Fund’s benchmark. Returns diverged significantly among both sectors and regions. From a sector perspective, healthcare led the way with a return of more than 19%, but this sector represents a very small portion of the market. The larger consumer staples and financial sectors also rose meaningfully, each gaining over 12%. Energy and materials were the most significant decliners, falling over 10%. Regional dispersion was also high, with the Brazil/Russia/India/China region underperforming the remainder of the asset class. Brazil declined more than 12%, while Russia fell 7%.

The Multi-Manager Emerging Markets Equity Fund returned 2.45% during the reporting period, outperforming its benchmark. Favorable stock selection was the primary driver of outperformance, highlighted by particular strength in the materials sector. The Fund also benefited from an overweight to technology and an underweight to materials. Regional allocation had a minimal impact on results.

Performance for the Fund’s sub-advisers was within expectations during the period. Trilogy was the only sub-adviser to underperform, the result of weakness in its individual stock selection. The consumer discretionary, energy and technology sectors were areas in which Trilogy struggled. The other sub-advisers outperformed to varying degrees. Pzena, the newest sub-adviser to the Fund, benefited from strong results among materials and utilities stocks, while the quantitative manager PanAgora was boosted by strong results in the consumer and industrial sectors.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER EMERGING MARKETS EQUITY	2.45%	5.25%	23.60%
MSCI EMERGING MARKETS INDEXSM	1.95	3.27	21.49

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NMMEX
INCEPTION DATE	11/19/08
NET ASSETS	$2.3 BILLION
NET ASSET VALUE	$18.92
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.52%
NET EXPENSE RATIO	1.35%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Global Listed Infrastructure Fund launched on September 18, 2012. The Fund is constructed to provide exposure to global listed infrastructure securities. The Fund returned 9.67% for the reporting period from commencement of operations through March 31, 2013, compared to the 6.77% return of its benchmark, the S&P Global Infrastructure Index.

The Fund benefited from strong security selection in Continental Europe and North America. From an allocation perspective, it was helped by an overweight to the United States.

The Fund was originally constructed with two sub-advisers, Macquarie Capital Investment Management and Brookfield Investment Management. We have made one sub-adviser change to the Fund since its inception, removing Macquarie due to material investment professional turnover and appointing Lazard Asset Management as a new sub-adviser. Lazard seeks to invest in listed infrastructure companies that own and operate physical infrastructure assets such as toll roads, airports, gas utilities and railroads. Lazard’s pure-play definition leads it to assets that naturally exhibit fundamental infrastructure characteristics such as high barriers to entry and relatively inelastic demand. Lazard employs a benchmark-agnostic, bottom-up, relative value-based approach to identify long-term value in infrastructure companies.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	THREE MONTH	SINCE INCEPTION
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	8.19%	9.67%
S&P GLOBAL INFRASTRUCTURE INDEX	5.28	6.77

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NMFIX
INCEPTION DATE	9/18/12
NET ASSETS	$316 MILLION
NET ASSET VALUE	$10.86
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.30%
NET EXPENSE RATIO	0.99%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global public real estate securities delivered exceptional gains during the 12-month reporting period ended March 31, 2013, fueled in part by investors’ continued search for yield. The FTSE® EPRA®/NAREIT® Global Index, the Multi-Manager Global Real Estate Fund’s benchmark, gained 20.33% during the reporting period. All regions generated double-digit gains, with Japan producing the strongest returns.

The Multi-Manager Global Real Estate Fund returned 17.87% during the reporting period but lagged its benchmark. Security selection in the Pacific and North America regions represented the primary drivers of underperformance. However, stock selection in the emerging markets was strong. The Fund also benefited from an underweight to emerging markets, which lagged developed markets. Underperformance to the benchmark was also driven by the Fund’s shortfall in two calendar quarters — the Fund lagged by 160 basis points (1.60%) during the third quarter of 2012, driven by sub-par returns in the Pacific region, and in the first quarter of 2013, the Fund’s focus on larger, higher-quality U.S. companies hampered returns during a period when small-cap stocks outperformed.

Sub-adviser performance was mixed over the reporting period. Cohen & Steers delivered positive results in Continental Europe and emerging markets, particularly in the first quarter of 2013. EII Realty Securities, Inc. and CBRE Clarion Securities, LLC both underperformed the benchmark with much of the underperformance concentrated in the U.S. We did not make any sub-adviser changes during the reporting period, but are continuously reviewing the results of each sub-adviser as well as the overall composition of the Fund to determine whether adjustments are necessary.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER GLOBAL REAL ESTATE	17.87%	12.15%	23.78%
FTSE®EPRA®/NAREIT® GLOBAL INDEX	20.33	12.83	24.07

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE®EPRA®/NAREIT® Global Index is a free-float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NMMGX
INCEPTION DATE	11/19/08
NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$19.02
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.47%
NET EXPENSE RATIO	1.16%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Non-U.S. markets gained ground during the 12-month reporting period ended March 31, 2013, with the MSCI ACWI® ex-USA Index, the Multi-Manager International Equity Fund’s benchmark, returning 8.36%. Asia ex-Japan was particularly strong, and Continental Europe experienced a strong rebound. Developed markets outperformed emerging markets, as the MSCI Emerging Markets Index rose only 1.95% during the reporting period. We also saw substantial divergence in sector performance, with healthcare returning more than 26% and significantly outperforming materials and energy, each of which lost more than 5%.

The Multi-Manager International Equity Fund returned 8.92% for the reporting period, outperforming its benchmark. Stock selection drove outperformance during the reporting period, with particular strength in Continental Europe, the United Kingdom and the emerging markets. An underweight to the emerging markets also contributed to results, as did an underweight exposure to developed Asia. From a sector perspective, the Fund benefited from its overweight to healthcare and consumer staples. The materials sector also represented an area of strength.

The performance of the Fund’s sub-advisers was within expectations during the reporting period. William Blair, which outpaced the benchmark in nearly every sector, was the strongest performer. William Blair also benefited from sector allocation, with underweights to materials and energy making the largest contributions to its performance. The value manager NFJ also performed well, with strong stock selection in Japan and Canada adding value. We made one change to the Fund’s sub-advisers during the period. We removed Tradewinds due to material investment professional turnover, and we added Earnest Partners. Earnest Partners seeks to identify the unique combination of historical performance drivers for each stock and invest in those for which the drivers are trending positive and are confirmed by detailed fundamental research. Earnest Partners tends to invest across the full market spectrum, which adds mid- and small-cap exposure to the Fund.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER INTERNATIONAL EQUITY	8.92%	4.05%	–0.80%	1.89%
MSCI ACWI® EX-USA INDEX	8.36	4.41	–0.39	3.40

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI® Ex-USA Index is a free-float adjusted market capitalization index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NMIEX
INCEPTION DATE	06/22/06
NET ASSETS	$2.2 BILLION
NET ASSET VALUE	$9.88
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.40%
NET EXPENSE RATIO	1.31%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. large-cap equities enjoyed strong returns during the 12-month reporting period ended March 31, 2013, as gauged by the 14.43% return of the Russell 1000® Index, the Multi-Manager Large Cap Fund’s benchmark. Nearly every sector generated double-digit gains, with information technology the only segment to finish with a negative return. Healthcare and telecommunications services, each of which gained over 25%, were the strongest areas. The dispersion of the Russell 1000® Index style benchmarks was notable and largely the result of the underperformance of technology stocks. The technology-heavy Russell 1000® Growth Index returned 10.09% during the reporting period trailing the 18.77% return of the Russell 1000® Value Index.

The Multi-Manager Large Cap Fund returned 8.77% for the reporting period but lagged the 14.43% return of its benchmark. Stock selection was the primary driver of underperformance, particularly in the consumer discretionary and materials sectors. Within materials, the Fund’s allocation to gold stocks was especially damaging to results. Our overweight exposure to technology represented a further headwind to results. On the positive side, the Fund benefited from strong stock selection in the technology and financial sectors.

As a group, the Fund’s sub-advisers struggled during the reporting period. NWQ was particularly weak, with positions in the energy, technology and materials sectors weighing heavily on its performance. During a period when value investing was in favor, NWQ’s performance was inconsistent with our expectations. Delaware Management Company Inc. had a much better result, outperforming its benchmark. Delaware added the most value in the financial and energy sectors. Jennison Associates, which focuses on identifying stocks with strong earnings growth, underperformed due largely to its results in the consumer and healthcare sectors. We made one sub-adviser change to the Fund during the past 12 months, removing Marsico Capital and replacing it with WestEnd Advisors. WestEnd focuses on sector selection first, seeking to identify sectors that it believes will benefit from the current business cycle and then populating the portfolio with high-quality, blue-chip companies that are positioned to capitalize on sector momentum. WestEnd’s top-down approach makes it unique relative to the Fund’s other sub-advisers.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER LARGE CAP	8.77%	10.93%	5.36%	2.45%
RUSSELL 1000® INDEX	14.43	12.93	6.15	2.91

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Index is an unmanaged index measuring the performance of the 1,000 largest companies in the Russell 3000® Index. Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NMMLX
INCEPTION DATE	10/17/07
NET ASSETS	$841 MILLION
NET ASSET VALUE	$9.32
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.19%
NET EXPENSE RATIO	1.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Mid-cap stocks performed strongly during the 12-month reporting period ended March 31, 2013. The mid-cap segment, as measured by the Russell Midcap® Index, the Multi-Manager Mid Cap Fund’s benchmark, returned 17.30%, outperforming the large- and small-cap indices. Sector dispersion was relatively low, with nearly all sectors delivering double-digit gains with the exception of technology. The underperformance of technology was clearly reflected in style performance, as the more technology-heavy Russell Midcap® Growth Index returned 12.76% but lagged the 21.49% return of the Russell Midcap® Value Index by a wide margin.

During the reporting period, the Multi-Manager Mid Cap Fund returned 13.90% but trailed the 17.30% return of its benchmark. The Fund’s underperformance was driven by weak stock selection, particularly in the consumer discretionary and technology sectors. The sub-adviser TCW was the primary cause of the shortfall in these segments. Elsewhere, stock selection was strongest within financials and energy. Sector positioning had little impact on relative results. Although the Fund underperformed during the reporting period, its long-term results remain attractive. For the five-year period ended March 31, 2013, the Fund was in the top third of its Lipper peer group average, the Mid Cap Core Category.

LSV was the Fund’s best-performing sub-adviser during the reporting period, returning 26%. Its deep-value style was in favor and contributed to results. More specifically, the LSV portfolio was strong within the financial and energy sectors. We made one sub-adviser change during the period, removing TCW due to an anticipated turnover of their investment personnel. We then reallocated assets among the three existing sub-advisers, LSV, Geneva Capital Management Ltd. and Systematic Financial Management LP. These three sub-advisers offer a strong balance of portfolio strategies and provide unique perspectives and portfolios for the Fund.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER MID CAP	13.90%	13.00%	8.29%	6.63%
RUSSELL MIDCAP® INDEX	17.30	14.62	8.37	7.28

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell MidCap® Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000® Index.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NMMCX
INCEPTION DATE	06/22/06
NET ASSETS	$941 MILLION
NET ASSET VALUE	$13.44
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.20%
NET EXPENSE RATIO	1.07%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Equity returns were very strong across all capitalization groups during the 12-month reporting period ended March 31, 2013. Small-cap stocks as represented by the Russell 2000® Index, the Multi-Manager Small Cap Fund’s benchmark, led the way, with a gain of 16.30%. Much of the strength occurred in the first quarter of 2013, during which the Index rose 12.39%. Small-cap financials rallied, gaining 23.63% for the reporting period. Within the financial sector, real estate investment trusts and insurance companies were particularly strong, each rising over 30%. The technology and energy sectors lagged during the period. From a style perspective, value outperformed growth, with the Russell 2000® Value Index returning 18.09% as compared to the 14.52% return of the Russell 2000® Growth Index.

During the reporting period, the Multi-Manager Small Cap Fund returned 14.01%, underperforming its benchmark. While stock selection was positive, sector allocation detracted. The Fund’s overweight to information technology and underweight to financials hurt relative performance. The third quarter of 2012 was the most damaging to relative results, with positions in the healthcare and industrial sectors the primary drivers of underperformance.

Sub-adviser performance was mixed during the reporting period. Denver Investment Advisors underperformed, as its yield-biased style faced headwinds during 2012 before improving in the first quarter of 2013. We made one change to the Fund’s sub-advisers during the period. The aggressive growth sub-adviser Allianz Global Investors Capital did not perform as expected, and we therefore removed Allianz from the Fund. We added Summit Creek as a sub-adviser in March 2013. Summit Creek’s strategy focuses on identifying companies with consistent and sustainable growth in revenue and earnings, low financial leverage, high return on equity, strong cash flow and significant management ownership. The Summit Creek portfolio offers a unique type of market exposure relative to the other sub-advisers in the Fund.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP	14.01%	12.19%	7.04%	4.50%
RUSSELL 2000® INDEX	16.30	13.45	8.24	6.37

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest of the Russell 3000® Index, based on market capitalization.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NMMSX
INCEPTION DATE	06/22/06
NET ASSETS	$446 MILLION
NET ASSET VALUE	$10.89
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.41%
NET EXPENSE RATIO	1.30%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

High-yield bonds advanced during the 12-month reporting period ended March 31, 2013, with the BofA Merrill Lynch High Yield Master II Constrained Index, the Multi-Manager High Yield Opportunity Fund’s benchmark, gaining 13.06%. All sectors of the high-yield market produced strong results, led by a gain of nearly 16% for financials. Insurance was the strongest group within the sector. Industrials underperformed but nevertheless returned 12.71% for the period.

The Multi-Manager High Yield Opportunity Fund gained 12.90% for the reporting period, slightly behind its benchmark. Although the Fund underperformed its benchmark, it ranked in the 27th percentile of its Lipper peer group average, the High Yield Category, for the reporting period. The performance of the Fund’s sub-advisers was within expectations. Loomis Sayles’ higher-risk portfolio delivered strong absolute and relative results. Neuberger Berman matched the benchmark during the period, which is within expectations. We expect Neuberger to outperform when markets are declining — which provides the Fund with a measure of downside protection — thus we are pleased with Neuberger’s ability to keep pace during a period of such strong performance for the broader market.

We made one sub-adviser change during the reporting period. In September 2012, we removed Stone Harbor as a sub-adviser to the Fund due to performance that did not meet expectations, and replaced it with DDJ Capital. DDJ has a particular focus on the mid-market segment of the high yield universe. We believe that the manager provides unique exposure relative to both Loomis Sayles and Neuberger Berman. DDJ has comfortably outperformed the benchmark since its addition to the Fund.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER HIGH YIELD OPPORTUNITY	12.90%	10.09%	10.63%
BofA MERRILL LYNCH HY MASTER II CONSTRAINED INDEX	13.06	10.88	12.60

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch High Yield Master II Constrained Index is an unmanaged, market value-weighted index that limits exposure to any given issuer and tracks the public high yield debt market.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/13)

TICKER SYMBOL	NMHYX
INCEPTION DATE	9/23/09
NET ASSETS	$769 MILLION
NET ASSET VALUE	$11.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.17%
NET EXPENSE RATIO	0.97%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
ASSETS:
Investments, at cost(1)	$2,010,019	$306,737	$889,216
Investments, at value(2)	$2,253,910	$324,079	$1,137,666
Foreign currencies, at value (cost $4,690, $35, $69, $885, $190, respectively)	4,664	35	69
Dividend income receivable	4,687	390	3,388
Interest income receivable	–	–	–
Receivable for foreign tax reclaimable	60	10	351
Receivable for securities sold	6,463	680	7,809
Receivable for variation margin on futures contracts	–	1	–
Receivable for fund shares sold	2,191	2,555	535
Receivable from investment adviser	98	12	86
Unrealized gain on foreign currency exchange contracts	11	6	2
Prepaid and other assets	2	–	–
Total Assets	2,272,086	327,768	1,149,906
LIABILITIES:
Cash overdraft	–	–	497
Unrealized loss on foreign currency exchange contracts	23	9	3
Payable for securities purchased	6,290	11,888	5,287
Payable for when-issued securities	–	–	–
Payable for fund shares redeemed	638	34	888
Payable to affiliates:
Investment advisory fees	498	47	239
Administration fees	65	9	33
Custody and accounting fees	47	9	25
Shareholder servicing fees	14	–	6
Transfer agent fees	43	6	22
Trustee fees	–	–	–
Accrued other liabilities	74	32	33
Total Liabilities	7,692	12,034	7,033
Net Assets	$2,264,394	$315,734	$1,142,873
ANALYSIS OF NET ASSETS:
Capital stock	$2,091,347	$295,459	$872,016
Accumulated undistributed net investment income (loss)	(2,973)	319	(9,756)
Accumulated undistributed net realized gain (loss)	(67,770)	2,601	32,184
Net unrealized appreciation	243,790	17,355	248,429
Net Assets	$2,264,394	$315,734	$1,142,873
Shares Outstanding ($.0001 par value, unlimited authorization)	119,678	29,061	60,073
Net Asset Value, Redemption and Offering Price Per Share	$18.92	$10.86	$19.02

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $70,750, $14,927, $30,625, $84,920, $30,376, $15,970, $23,992 and $23,382, respectively.
(2)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $70,750, $14,927, $30,625, $84,920, $30,376, $15,970, $23,992 and $23,382, respectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$1,922,704	$696,557	$724,372	$361,181	$713,168
$2,199,107	$847,993	$926,185	$448,225	$751,503
883	–	–	–	187
8,230	1,046	923	399	56
–	–	–	–	13,932
3,689	–	–	–	–
13,444	2,022	21,346	1,921	14,044
–	–	–	13	–
598	148	272	254	526
61	17	48	9	57
3,670	–	–	–	530
3	1	2	1	1
2,229,685	851,227	948,776	450,822	780,836

–	–	–	–	–
2,284	–	–	–	107
20,679	8,921	7,625	4,511	6,276
–	–	–	–	3,774
677	666	331	154	1,391

447	145	162	94	118
63	24	27	13	22
46	7	5	4	18
6	2	31	1	14
42	16	18	8	15
4	1	4	1	–
93	52	52	33	33
24,341	9,834	8,255	4,819	11,768
$2,205,344	$841,393	$940,521	$446,003	$769,068

$2,265,403	$679,961	$661,322	$348,487	$720,716
5,821	95	1,092	(234)	513
(343,437)	9,786	76,131	10,600	9,086
277,557	151,551	201,976	87,150	38,753
$2,205,344	$841,393	$940,521	$446,003	$769,068
223,194	90,269	69,988	40,951	69,883
$9.88	$9.32	$13.44	$10.89	$11.00

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	MULTI-MANAGER EMERGING MARKETS EQUITY FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND(1)
INVESTMENT INCOME:
Dividend income	$42,642	(2)(3)	$2,718	(2)(3)
Interest income	5		–
Total Investment Income	42,647		2,718
EXPENSES:
Investment advisory fees	22,309		728
Administration fees	2,873		137
Custody fees	1,759		103
Accounting fees	212		20
Transfer agent fees	1,915		91
Registration fees	55		34
Printing fees	53		12
Professional fees	58		22
Shareholder servicing fees	69		–
Trustee fees	27		5
Interest expense	–		–
Other	41		3
Total Expenses	29,371		1,155
Less expenses reimbursed by investment adviser	(3,582)		(254)
Net Expenses	25,789		901
Net Investment Income	16,858		1,817
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	5,410		2,240
Futures contracts	–		361
Foreign currency transactions	(1,078)		53
Net change in unrealized appreciation (depreciation) on:
Investments	36,501		17,342
Futures contracts	–		15
Foreign currency exchange contracts	(11)		(3)
Translation of other assets and liabilities denominated in foreign currencies	(104)		1
Net Gains	40,718		20,009
Net Increase in Net Assets Resulting from Operations	$57,576		$21,826

(1)	Commenced investment operations on September 18, 2012.
(2)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $7, $1, $2, $9, $3, $3, $3 and $5, respectively.
(3)	Net of $5,249, $182, $1,257, $6,790, $1, $7 and $1, respectively in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2013

MULTI-MANAGER GLOBAL REAL ESTATE FUND		MULTI-MANAGER INTERNATIONAL EQUITY FUND		MULTI-MANAGER LARGE CAP FUND		MULTI-MANAGER MID CAP FUND		MULTI-MANAGER SMALL CAP FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$25,042	(2)(3)	$61,376	(2)(3)	$18,413	(2)(3)	$16,803	(2)	$6,315	(2)(3)	$895 (2)
–		4		1		1		2		52,934 (3)
25,042		61,380		18,414		16,804		6,317		53,829

11,403		22,398		8,468		8,361		4,823		6,084
1,561		3,167		1,412		1,394		658		1,141
972		1,936		134		147		101		720
124		231		114		113		64		96
1,041		2,111		941		929		439		760
34		63		41		45		33		45
26		110		40		58		20		42
33		71		44		50		32		32
25		31		8		131		4		46
9		36		18		18		9		9
–		–		1		–		–		–
13		42		20		20		11		12
15,241		30,196		11,241		11,266		6,194		8,987
(3,121)		(2,640)		(922)		(1,302)		(515)		(1,629)
12,120		27,556		10,319		9,964		5,679		7,358
12,922		33,824		8,095		6,840		638		46,471

79,202		(45,812)		104,411		103,856		21,888		19,894
–		4,730		969		2,880		1,043		–
(175)		1,537		–		–		–		(105)
83,588		178,591		(47,881)		248		30,996		28,117
–		(228)		(126)		3		74		–
9		1,377		–		–		–		631
(23)		(288)		–		–		–		(5)
162,601		139,907		57,373		106,987		54,001		48,532
$175,523		$173,731		$65,468		$113,827		$54,639		$95,003

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	MULTI-MANAGER EMERGING MARKETS EQUITY FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND (1)	MULTI-MANAGER GLOBAL REAL ESTATE FUND
Amounts in thousands	2013	2012	2013	2013	2012
OPERATIONS:
Net investment income (loss)	$16,858	$21,572	$1,817	$12,922	$9,469
Net realized gains (losses)	4,332	35,651	2,654	79,027	30,567
Net change in unrealized appreciation (depreciation)	36,386	(275,795)	17,355	83,574	(32,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,576	(218,572)	21,826	175,523	7,964
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	413,697	(183,063)	295,459	274,279	(10,483)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	413,697	(183,063)	295,459	274,279	(10,483)
DISTRIBUTIONS PAID:
From net investment income	(25,500)	(19,999)	(1,551)	(22,771)	(11,975)
From net realized gains	–	(230,104)	–	(48,312)	(41,824)
Total Distributions Paid	(25,500)	(250,103)	(1,551)	(71,083)	(53,799)
Total Increase (Decrease) in Net Assets	445,773	(651,738)	315,734	378,719	(56,318)
NET ASSETS:
Beginning of period	1,818,621	2,470,359	–	764,154	820,472
End of period	$2,264,394	$1,818,621	$315,734	$1,142,873	$764,154
Accumulated Undistributed Net Investment Income (Loss)	$(2,973)	$1,611	$319	$(9,756)	$(261)

(1)	Commenced investment operations on September 18, 2012.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER INTERNATIONAL EQUITY FUND		MULTI-MANAGER LARGE CAP FUND		MULTI-MANAGER MID CAP FUND		MULTI-MANAGER SMALL CAP FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

$33,824	$41,498	$8,095	$6,201	$6,840	$2,662	$638	$(282)	$46,471	$43,394
(39,545)	(108,889)	105,380	34,520	106,736	46,295	22,931	7,153	19,789	5,084
179,452	(279,094)	(48,007)	35,349	251	(41,456)	31,070	(28,198)	28,743	(24,138)
173,731	(346,485)	65,468	76,070	113,827	7,501	54,639	(21,327)	95,003	24,340

(170,793)	(820,116)	(234,172)	38,698	(189,632)	(53,580)	(82,922)	(35,929)	81,211	31,611
(170,793)	(820,116)	(234,172)	38,698	(189,632)	(53,580)	(82,922)	(35,929)	81,211	31,611

(39,798)	(43,000)	(8,233)	(6,068)	(7,000)	(1,319)	(3,500)	–	(46,596)	(45,094)
–	–	(107,385)	(31,795)	(36,554)	(31,120)	(8,189)	(48,516)	(6,280)	(14,276)
(39,798)	(43,000)	(115,618)	(37,863)	(43,554)	(32,439)	(11,689)	(48,516)	(52,876)	(59,370)
(36,860)	(1,209,601)	(284,322)	76,905	(119,359)	(78,518)	(39,972)	(105,772)	123,338	(3,419)

2,242,204	3,451,805	1,125,715	1,048,810	1,059,880	1,138,398	485,975	591,747	645,730	649,149
$2,205,344	$2,242,204	$841,393	$1,125,715	$940,521	$1,059,880	$446,003	$485,975	$769,068	$645,730
$5,821	$9,602	$95	$233	$1,092	$1,292	$(234)	$(1)	$513	$808

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Selected per share data	2013		2012		2011		2010	2009(1)
Net Asset Value, Beginning of Period	$18.67		$23.13		$20.85		$12.03	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.22		0.10		0.05	0.01
Net realized and unrealized gains (losses)	0.33		(2.07)		4.20		9.49	2.02
Total from Investment Operations	0.48		(1.85)		4.30		9.54	2.03
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.23)		(0.21)		(0.16)		(0.09)	–
From net realized gains	–		(2.40)		(1.86)		(0.63)	–
Total Distributions Paid	(0.23)		(2.61)		(2.02)		(0.72)	–
Net Asset Value, End of Period	$18.92		$18.67		$23.13		$20.85	$12.03
Total Return(3)	2.56%		(5.86)%		20.88%		79.65%	20.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$2,264,394		$1,818,621		$2,470,359		$1,896,421	$268,350
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.35	%(5)(6)	1.44	%(6)	1.45	%(6)	1.48%	1.50%
Expenses, before reimbursements and credits	1.53%		1.52%		1.52%		1.55%	1.68%
Net investment income, net of reimbursements and credits	0.87	%(5)(6)	1.01	%(6)	0.42	%(6)	0.25%	0.54	%(7)
Net investment income, before reimbursements and credits	0.69%		0.93%		0.35%		0.18%	0.36	%(7)
Portfolio Turnover Rate	35.44%		46.58%		76.35%		115.05%	23.99%

(1)	Commenced investment operations on November 19, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.35%. Prior to January 1, 2013, the expense limitation had been 1.40%.
(6)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $81,000, $48,000 and $149,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(7)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2013(1)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11
Net realized and unrealized gains	0.85
Total from Investment Operations	0.96
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)
Total Distributions Paid	(0.10)
Net Asset Value, End of Period	$10.86
Total Return(2)	9.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$315,734
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.99	%(4)
Expenses, before reimbursements and credits	1.27%
Net investment income, net of reimbursements and credits	1.99	%(4)(5)
Net investment income, before reimbursements and credits	1.71	%(5)
Portfolio Turnover Rate	50.68%

(1)	Commenced investment operations on September 18, 2012.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, which represents 0.01 percent of average net assets for the period from September 18, 2012 (commencement of operations) to March 31, 2013. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(5)	As the Fund commenced investment operations on September 18, 2012, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2013		2012		2011		2010	2009(1)
Net Asset Value, Beginning of Period	$17.29		$18.20		$17.08		$9.87	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.21		0.17		0.23	0.15
Net realized and unrealized gains (losses)	2.73		0.09		2.56		7.66	(0.17)
Total from Investment Operations	2.96		0.30		2.73		7.89	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.39)		(0.26)		(0.23)		(0.22)	(0.09)
From net realized gains	(0.84)		(0.95)		(1.38)		(0.46)	(0.02)
Total Distributions Paid	(1.23)		(1.21)		(1.61)		(0.68)	(0.11)
Net Asset Value, End of Period	$19.02		$17.29		$18.20		$17.08	$9.87
Total Return(3)	17.62%		2.66%		16.59%		80.53%	(0.43)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,142,873		$764,154		$820,472		$633,800	$185,425
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.16	%(5)(6)	1.27	%(6)	1.29	%(6)	1.30%	1.30%
Expenses, before reimbursements and credits	1.46%		1.47%		1.47%		1.48%	1.55%
Net investment income, net of reimbursements and credits	1.24	%(5)(6)	1.20	%(6)	0.95	%(6)	1.53%	3.68	%(7)
Net investment income, before reimbursements and credits	0.94%		1.00%		0.77%		1.35%	3.43	%(7)
Portfolio Turnover Rate	63.98%		64.16%		54.79%		71.54%	55.99%

(1)	Commenced investment operations on November 19, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.10%. Prior to January 1, 2013, the expense limitation had been 1.20%.
(6)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $49,000, $22,000 and $77,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(7)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER INTERNATIONAL EQUITY FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$9.25		$10.17		$9.19		$6.28	$11.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16		0.16		0.07		0.03	0.11
Net realized and unrealized gains (losses)	0.65		(0.92)		0.98		2.93	(4.79)
Total from Investment Operations	0.81		(0.76)		1.05		2.96	(4.68)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.18)		(0.16)		(0.07)		(0.05)	(0.09)
From net realized gains	–		–		–		–	(0.10)
Total Distributions Paid	(0.18)		(0.16)		(0.07)		(0.05)	(0.19)
Net Asset Value, End of Year	$9.88		$9.25		$10.17		$9.19	$6.28
Total Return(2)	8.92%		(7.24)%		11.49%		47.16%	(42.04)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,205,344		$2,242,204		$3,451,805		$2,902,773	$1,048,341
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.31	%(3)	1.37	%(3)	1.38	%(3)	1.41%	1.44%
Expenses, before reimbursements and credits	1.43%		1.40%		1.41%		1.42%	1.47%
Net investment income, net of reimbursements and credits	1.59	%(3)	1.44	%(3)	0.74	%(3)	0.71%	1.27%
Net investment income, before reimbursements and credits	1.47%		1.41%		0.71%		0.70%	1.24%
Portfolio Turnover Rate	53.03%		70.80%		123.93%		59.84%	69.98%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $114,000, $92,000 and $374,000, which represents 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER LARGE CAP FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$9.85		$9.56		$8.19		$5.68	$8.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.05		0.04		0.06	0.07
Net realized and unrealized gains (losses)	0.68		0.56		1.38		2.50	(3.08)
Total from Investment Operations	0.76		0.61		1.42		2.56	(3.01)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)		(0.05)		(0.05)		(0.05)	(0.07)
From net realized gains	(1.20)		(0.27)		–		–	–
Total Distributions Paid	(1.29)		(0.32)		(0.05)		(0.05)	(0.07)
Net Asset Value, End of Year	$9.32		$9.85		$9.56		$8.19	$5.68
Total Return(1)	8.77%		6.96%		17.36%		45.25%	(34.53)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$841,393		$1,125,715		$1,048,810		$710,622	$329,025
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.10	%(2)	1.16	%(2)	1.19	%(2)	1.20%	1.20%
Expenses, before reimbursements and credits	1.19%		1.19%		1.20%		1.20%	1.23%
Net investment income, net of reimbursements and credits	0.85	%(2)	0.59	%(2)	0.52	%(2)	0.81%	1.01%
Net investment income, before reimbursements and credits	0.76%		0.56%		0.51%		0.81%	0.98%
Portfolio Turnover Rate	57.95%		39.43%		69.02%		48.85%	57.53%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $36,000, $43,000 and $99,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER MID CAP FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$12.40		$12.59		$10.14		$6.26	$9.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.10		0.03		–	(1)	0.02	0.05
Net realized and unrealized gains (losses)	1.55		0.14		2.46		3.88	(3.68)
Total from Investment Operations	1.65		0.17		2.46		3.90	(3.63)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.01)		(0.01)		(0.02)	(0.05)
From net realized gains	(0.51)		(0.35)		–		–	(0.05)
Total Distributions Paid	(0.61)		(0.36)		(0.01)		(0.02)	(0.10)
Net Asset Value, End of Year	$13.44		$12.40		$12.59		$10.14	$6.26
Total Return(2)	13.90%		1.93%		24.28%		62.34%	(36.44)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$940,521		$1,059,880		$1,138,398		$587,664	$376,217
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.07	%(3)(4)	1.17	%(4)	1.19	%(4)	1.20%	1.20%
Expenses, before reimbursements and credits	1.21%		1.20%		1.20%		1.20%	1.21%
Net investment income (loss), net of reimbursements and credits	0.73	%(3)(4)	0.25	%(4)	(0.01	)%(4)	0.22%	0.59%
Net investment income (loss), before reimbursements and credits	0.59%		0.22%		(0.02)%		0.22%	0.58%
Portfolio Turnover Rate	67.67%		54.53%		62.29%		103.02%	123.45%

(1)	Per share amount from net investment loss was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.00%. Prior to January 1, 2013, the expense limitation had been 1.10%.
(4)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $32,000, $25,000 and $68,000, which represents less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER SMALL CAP FUND
Selected per share data	2013		2012		2011		2010	2009
Net Asset Value, Beginning of Year	$9.82		$11.12		$8.85		$5.53	$8.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01		–	(1)	(0.05)		(0.03)	(0.02)
Net realized and unrealized gains (losses)	1.33		(0.33)		2.32		3.35	(3.34)
Total from Investment Operations	1.34		(0.33)		2.27		3.32	(3.36)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)		–		–		–	–
From net realized gains	(0.19)		(0.97)		–		–	(0.01)
Total Distributions Paid	(0.27)		(0.97)		–		–	(0.01)
Net Asset Value, End of Year	$10.89		$9.82		$11.12		$8.85	$5.53
Total Return(2)	14.01%		(1.53)%		25.79%		59.86%	(37.76)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$446,003		$485,975		$591,747		$442,610	$230,043
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.30	%(3)	1.37	%(3)	1.39	%(3)	1.40%	1.40%
Expenses, before reimbursements and credits	1.41%		1.41%		1.41%		1.41%	1.44%
Net investment income (loss), net of reimbursements and credits	0.14	%(3)	(0.05	)%(3)	(0.47	)%(3)	(0.44)%	(0.31)%
Net investment income (loss), before reimbursements and credits	0.03%		(0.09)%		(0.49)%		(0.45)%	(0.35)%
Portfolio Turnover Rate	59.67%		56.47%		192.09%		187.71%	185.25%

(1)	Per share amount from net investment loss was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $24,000, $27,000 and $58,000, which represents 0.005, 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2013		2012		2011		2010(1)
Net Asset Value, Beginning of Period	$10.44		$10.98		$10.41		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.65		0.68		0.68		0.29
Net realized and unrealized gains (losses)	0.65		(0.29)		0.68		0.40
Total from Investment Operations	1.30		0.39		1.36		0.69
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.65)		(0.71)		(0.68)		(0.27)
From net realized gains	(0.09)		(0.22)		(0.11)		(0.01)
Total Distributions Paid	(0.74)		(0.93)		(0.79)		(0.28)
Net Asset Value, End of Period	$11.00		$10.44		$10.98		$10.41
Total Return(3)	12.90%		4.05%		13.58%		6.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$769,068		$645,730		$649,149		$419,861
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.97	%(5)(6)	1.07	%(6)	1.08	%(6)	1.10%
Expenses, before reimbursements and credits	1.18%		1.17%		1.18%		1.21%
Net investment income, net of reimbursements and credits	6.09	%(5)(6)	6.53	%(6)	6.46	%(6)	6.04	%(7)
Net investment income, before reimbursements and credits	5.88%		6.43%		6.36%		5.93	%(7)
Portfolio Turnover Rate	96.04%		80.61%		43.11%		20.46%

(1)	Commenced investment operations on September 23, 2009.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 0.90%. Prior to January 1, 2013, the expense limitation had been 1.00%.
(6)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $59,000, $27,000 and $88,000, which represents 0.01, less than 0.005 and 0.02 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(7)	As the Fund commenced investment operations on September 23, 2009, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5%

Brazil – 7.3%

All America Latina Logistica S.A.	1,722,003	$8,573

Arteris S.A.	80,080	895

Banco Bradesco S.A. ADR	496,263	8,446

Banco do Brasil S.A.	968,659	13,125

Banco Santander Brasil S.A.	746,600	5,424

Banco Santander Brasil S.A. ADR	961,569	6,981

BM&FBovespa S.A.	468,247	3,149

BR Malls Participacoes S.A.	429,200	5,372

Brookfield Incorporacoes S.A.	674,600	831

CETIP S.A. – Mercados Organizados	1,004,701	11,838

Cosan Ltd., Class A	205,500	4,007

Cosan S.A. Industria e Comercio	54,773	1,224

Diagnosticos da America S.A.	852,397	4,893

EcoRodovias Infraestrutura e Logistica S.A.	639,300	5,489

Ez Tec Empreendimentos e Participacoes S.A.	56,956	762

Fibria Celulose S.A. *	1,653,600	19,787

JBS S.A. *	1,204,900	4,049

Kroton Educacional S.A.	491,000	6,288

Light S.A.	95,800	949

Localiza Rent a Car S.A.	253,400	4,552

MRV Engenharia e Participacoes S.A.	634,107	2,642

Natura Cosmeticos S.A.	180,384	4,341

Petroleo Brasileiro S.A. *	126,586	1,051

Petroleo Brasileiro S.A. ADR *	753,102	12,479

Petroleo Brasileiro S.A. ADR *	410,040	7,442

Sao Martinho S.A.	21,937	308

Sul America S.A.	115,412	1,156

Vale S.A.	86,303	1,491

Vale S.A. ADR	972,629	16,817
		164,361

Canada – 0.4%

Methanex Corp.	238,425	9,715

Chile – 0.2%

Banco de Chile	3,663,353	577

Banco Santander Chile ADR	27,426	781

Cia Cervecerias Unidas S.A.	90,119	1,498

ENTEL Chile S.A.	39,082	827
		3,683

China – 9.4%

AAC Technologies Holdings, Inc.	831,500	4,007

Anhui Conch Cement Co. Ltd., Class H	742,191	2,473

Anta Sports Products Ltd.	4,205,910	3,613

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5% – continued

China – 9.4% – continued

Baidu, Inc. ADR *	169,303	$14,848

Bank of China Ltd., Class H	10,345,106	4,816

Central China Real Estate Ltd.	1,578,883	507

China Coal Energy Co. Ltd., Class H	4,186,000	3,738

China Construction Bank Corp., Class H	37,302,508	30,552

China Dongxiang Group Co.	17,013,000	2,632

China Life Insurance Co. Ltd., Class H	1,279,289	3,333

China Merchants Bank Co. Ltd., Class H	1,406,000	2,988

China Molybdenum Co. Ltd., Class H	734,000	322

China Petroleum & Chemical Corp., Class H	3,196,363	3,745

China Shenhua Energy Co. Ltd., Class H	3,532,052	12,804

China Shineway Pharmaceutical Group Ltd.	2,285,000	4,110

China Telecom Corp. Ltd., Class H	600,000	303

China ZhengTong Auto Services Holdings Ltd. *	5,310,400	3,490

China Zhongwang Holdings Ltd. *	741,200	251

Chongqing Rural Commercial Bank, Class H	726,446	390

CNOOC Ltd.	5,766,342	11,052

CNOOC Ltd. ADR	25,155	4,817

CSR Corp. Ltd., Class H	7,067,000	5,027

Ctrip.com International Ltd. ADR *	120,202	2,570

Dongfeng Motor Group Co. Ltd., Class H	4,151,508	5,851

Giant Interactive Group, Inc. ADR	197,967	1,287

Great Wall Motor Co. Ltd., Class H	669,420	2,271

Guangzhou Automobile Group Co. Ltd., Class H	17,119,421	14,535

Guangzhou R&F Properties Co. Ltd., Class H	418,800	707

Harbin Electric Co. Ltd., Class H	382,978	313

Hengan International Group Co. Ltd.	855,221	8,380

Huadian Power International Co., Class H *	6,101,800	2,899

Huaneng Power International, Inc., Class H	2,186,900	2,337

Industrial & Commercial Bank of China Ltd., Class H	14,063,962	9,883

Jiangxi Copper Co. Ltd., Class H	2,230,000	4,941

Lenovo Group Ltd.	4,438,546	4,426

Mindray Medical International Ltd. ADR	208,952	8,346

Parkson Retail Group Ltd.	6,325,022	3,775

PetroChina Co. Ltd. ADR	30,690	4,046

PetroChina Co. Ltd., Class H	2,310,024	3,039

Ping An Insurance Group Co. of China Ltd., Class H	1,235,500	9,591

SOHO China Ltd.	1,543,942	1,291

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5% – continued

China – 9.4% – continued

Tencent Holdings Ltd.	3,800	$121

Weichai Power Co. Ltd., Class H	392,000	1,310

Yanzhou Coal Mining Co. Ltd., Class H	1,541,930	2,091
		213,828

Colombia – 0.6%

Almacenes Exito S.A.	46,078	833

Bancolombia S.A. ADR	61,222	3,872

Ecopetrol S.A.	412,090	1,140

Pacific Rubiales Energy Corp.	343,363	7,247
		13,092

Cyprus – 0.6%

Eurasia Drilling Co. Ltd. GDR (Registered)	238,888	8,488

Globaltrans Investment PLC GDR (Registered)	263,354	4,161
		12,649

Czech Republic – 0.6%

Komercni Banka A.S.	69,646	13,295

Egypt – 0.4%

Commercial International Bank Egypt S.A.E.	2,235,026	10,060

Hong Kong – 4.9%

Beijing Enterprises Holdings Ltd.	1,171,500	9,034

Belle International Holdings Ltd.	1,686,000	2,813

Chaoda Modern Agriculture Holdings Ltd. †*	5,742,000	–

China Lumena New Materials Corp.	6,416,000	1,382

China Mobile Ltd.	4,634,085	49,096

China Power International Development Ltd.	21,055,400	6,784

Cosco International Holdings Ltd.	1,023,998	437

Galaxy Entertainment Group Ltd. *	1,734,000	7,266

Kingboard Laminates Holdings Ltd.	11,381,000	5,034

KWG Property Holding Ltd.	643,500	403

Nine Dragons Paper Holdings Ltd.	5,567,000	5,246

Pacific Basin Shipping Ltd.	15,152,600	9,026

Shougang Fushan Resources Group Ltd.	4,081,469	1,821

Sinofert Holdings Ltd.	1,848,000	471

Skyworth Digital Holdings Ltd.	1,428,000	962

Stella International Holdings Ltd.	949,500	2,852

TCL Multimedia Technology Holdings Ltd.	590,000	458

Texwinca Holdings Ltd.	6,361,000	6,723
		109,808

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5% – continued

Hungary – 0.4%

EGIS Pharmaceuticals PLC	2,679	$203

Magyar Telekom Telecommunications PLC	2,383,075	4,146

OTP Bank PLC	192,650	3,475

Richter Gedeon Nyrt.	5,930	830
		8,654

India – 6.1%

Allahabad Bank	25,714	60

Andhra Bank	208,397	364

Axis Bank Ltd.	258,982	6,209

Bajaj Holdings and Investment Ltd.	23,533	395

Bank of Baroda	46,551	580

Central Bank of India	1,040,250	1,281

Chambal Fertilizers & Chemicals Ltd.	76,335	70

Corp. Bank	209,461	1,478

GAIL India Ltd.	718,988	4,216

Gitanjali Gems Ltd.	97,115	1,059

Grasim Industries Ltd.	26,101	1,353

HCL Technologies Ltd.	703,516	10,298

HDFC Bank Ltd. ADR	186,900	6,994

Housing Development Finance Corp.	197,335	3,006

ICICI Bank Ltd.	304,531	5,876

ICICI Bank Ltd. ADR	110,600	4,745

Indiabulls Financial Services Ltd.	262,438	1,309

Indian Bank	586,956	1,906

Infosys Ltd. ADR	155,574	8,387

Maruti Suzuki India Ltd.	40,599	958

McLeod Russel India Ltd.	33,752	218

Oil & Natural Gas Corp. Ltd.	229,911	1,318

Power Finance Corp. Ltd.	565,211	1,883

Power Grid Corp. of India Ltd.	2,213,949	4,314

Punjab National Bank	161,925	2,142

Reliance Infrastructure Ltd.	39,418	236

State Bank of India GDR	42,151	3,519

Syndicate Bank	136,808	278

Tata Chemicals Ltd.	88,700	525

Tata Consultancy Services Ltd.	1,066,156	30,919

Tata Motors Ltd.	300,343	1,463

Tata Motors Ltd. ADR	154,162	3,763

UCO Bank	241,832	249

Ultratech Cement Ltd.	80,549	2,774

Union Bank of India	74,739	300

Vijaya Bank	293,709	254

Wipro Ltd.	2,782,101	22,402
		137,101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5% – continued

Indonesia – 2.0%

Adaro Energy Tbk PT	37,215,388	$5,028

Aneka Tambang Persero Tbk PT	3,604,825	510

Astra Agro Lestari Tbk PT	298,820	570

Bank Bukopin Tbk PT	3,226,776	299

Bank Mandiri Persero Tbk PT	6,759,531	6,962

Bank Rakyat Indonesia Persero Tbk PT	7,372,500	6,654

Holcim Indonesia Tbk PT	1,510,500	560

Indo Tambangraya Megah Tbk PT	330,222	1,209

Indocement Tunggal Prakarsa Tbk PT	394,500	947

Indofood CBP Sukses Makmur Tbk PT	374,000	370

Indofood Sukses Makmur Tbk PT	9,171,000	7,025

Kalbe Farma Tbk PT	12,757,500	1,628

Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,612,060	321

Semen Indonesia Persero Tbk PT	4,936,000	8,991

Tambang Batubara Bukit Asam Persero Tbk PT	2,130,132	3,161

Telekomunikasi Indonesia Persero Tbk PT	1,477,763	1,674
		45,909

Israel – 0.2%

Israel Chemicals Ltd.	423,587	5,480

Kuwait – 0.1%

Agility Public Warehousing Co. KSC	1,000,000	2,030

Malaysia – 1.5%

Axiata Group Bhd.	1,440,100	3,069

Berjaya Sports Toto Bhd.	224,790	299

British American Tobacco Malaysia Bhd.	38,692	777

CIMB Group Holdings Bhd.	1,546,100	3,810

DiGi.Com Bhd.	659,798	987

DRB-Hicom Bhd.	1,390,562	1,136

Genting Bhd.	2,166,506	7,011

Genting Malaysia Bhd.	6,584,187	7,697

Hong Leong Financial Group Bhd.	167,040	806

KLCC Property Holdings Bhd.	185,022	393

Kulim Malaysia Bhd.	356,000	419

Lafarge Malayan Cement Bhd.	151,048	486

Malayan Banking Bhd.	480,648	1,451

Malaysia Building Society	990,444	876

Media Prima Bhd.	143,350	111

Parkson Holdings Bhd.	320,781	487

Telekom Malaysia Bhd.	162,687	283

Tenaga Nasional Bhd.	699,000	1,630

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5% – continued

Malaysia – 1.5% – continued

UMW Holdings Bhd.	502,400	$2,164
		33,892

Mexico – 6.3%

Alfa S.A.B. de C.V., Series A	1,356,670	3,313

America Movil S.A.B. de C.V., Series L ADR	1,478,845	30,997

America Movil S.A.B. de C.V., Series L	2,296,191	2,434

Arca Continental S.A.B. de C.V.	1,049,510	7,864

Cemex S.A.B. de C.V. ADR (Participation Certificates) *	841,900	10,280

Fomento Economico Mexicano S.A.B. de C.V. ADR	66,027	7,494

Gruma S.A.B. de C.V., Series B *	360,349	1,593

Grupo Aeroportuario del Pacifico S.A.B.de C.V. ADR	5,576	327

Grupo Bimbo S.A.B. de C.V., Series A	3,026,000	9,675

Grupo Financiero Banorte S.A.B. de C.V., Series O	1,866,483	14,912

Grupo Financiero Santander Mexico S.A.B. de C.V. ADR *	60,250	930

Grupo Herdez S.A.B. de C.V.	50,171	184

Grupo Mexico S.A.B. de C.V., Series B	3,083,781	12,456

Grupo Sanborns S.A. de C.V. *	2,865,700	6,496

Grupo Televisa S.A.B. ADR	1,209,485	32,184

Industrias C.H. S.A.B. de C.V., Series B *	129,044	1,123

Kimberly-Clark de Mexico S.A.B. de C.V., Series A	355,300	1,240
		143,502

Netherlands – 0.3%

Yandex N.V., Class A *	254,367	5,881

Norway – 0.0%

STX OSV Holdings Ltd.	302,000	297

Panama – 0.2%

Copa Holdings S.A., Class A	43,060	5,150

Peru – 0.4%

BBVA Banco Continental S.A.	160,780	450

Credicorp Ltd.	43,230	7,178

Intercorp Financial Services, Inc.	13,846	554
		8,182

Philippines – 0.9%

Aboitiz Equity Ventures, Inc.	823,350	1,111

Aboitiz Power Corp.	1,425,900	1,293

Globe Telecom, Inc.	23,465	691

Megaworld Corp.	12,765,000	1,214

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5% – continued

Philippines – 0.9% – continued

Metropolitan Bank & Trust	3,464,877	$9,922

SM Investments Corp.	195,410	5,340

Universal Robina Corp.	318,180	881
		20,452

Poland – 0.6%

Bank Pekao S.A.	80,981	3,905

Cyfrowy Polsat S.A. *	1,320,843	6,899

KGHM Polska Miedz S.A.	50,541	2,452

Powszechny Zaklad Ubezpieczen S.A.	9,338	1,159
		14,415

Portugal – 0.3%

Jeronimo Martins SGPS S.A.	311,446	6,064

Qatar – 0.2%

Industries Qatar QSC	108,735	4,804

Russia – 5.5%

Gazprom OAO ADR	2,942,042	25,154

Lukoil OAO ADR	293,970	18,958

Magnit OJSC	10,149	1,959

Magnit OJSC GDR (Registered)	192,461	8,708

Mail.ru Group Ltd. GDR (1)(2)	17,650	472

Mail.ru Group Ltd. GDR (Registered)	166,815	4,620

MegaFon OAO GDR *	148,924	4,619

MMC Norilsk Nickel OJSC ADR	85,175	1,439

Mobile Telesystems OJSC ADR	291,462	6,045

Novolipetsk Steel OJSC GDR (Registered)	218,695	3,454

Pharmstandard OJSC GDR (Registered) *	27,437	567

Phosagro OAO GDR (Registered)	37,977	536

Rosneft OAO GDR (Registered)	684,350	5,227

Sberbank of Russia	6,030,778	19,130

Sberbank of Russia ADR	930,993	11,959

Sberbank of Russia GDR (1)(2)*	38,200	485

Severstal OAO GDR (Registered)	78,316	697

Surgutneftegas OAO ADR	81,208	726

Tatneft OAO ADR	8,798	349

TMK OAO GDR (Registered)	141,859	1,696

Uralkali OJSC GDR (Registered)	236,665	8,741
		125,541

Singapore – 0.2%

China Yuchai International Ltd.	37,225	595

ComfortDelGro Corp. Ltd.	853,000	1,315

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5% – continued

Singapore – 0.2% – continued

DBS Group Holdings Ltd.	138,000	$1,786
		3,696

South Africa – 7.6%

ABSA Group Ltd.	187,309	3,157

African Bank Investments Ltd.	1,647,546	5,429

Aspen Pharmacare Holdings Ltd. *	543,974	11,298

Aveng Ltd.	1,203,350	4,226

Barloworld Ltd.	2,180,636	22,728

Bidvest Group Ltd.	199,936	5,270

Emira Property Fund	137,106	218

FirstRand Ltd.	675,209	2,365

Gold Fields Ltd.	128,603	988

Imperial Holdings Ltd.	409,421	9,363

Liberty Holdings Ltd.	130,884	1,710

Life Healthcare Group Holdings Ltd.	289,793	1,091

Massmart Holdings Ltd.	429,568	8,888

MTN Group Ltd.	935,800	16,433

Naspers Ltd., Class N	241,129	15,022

RMB Holdings Ltd.	236,330	1,070

Sanlam Ltd.	22,678	116

Sappi Ltd. *	311,475	970

Sasol Ltd.	221,148	9,800

Shoprite Holdings Ltd.	288,830	5,744

Sibanye Gold Ltd. *	118,671	173

Standard Bank Group Ltd.	1,084,673	13,965

Tongaat Hulett Ltd.	18,656	291

Truworths International Ltd.	3,149,730	30,900
		171,215

South Korea – 14.9%

BS Financial Group, Inc.	497,510	6,842

Coway Co. Ltd.	184,417	8,114

Daishin Securities Co. Ltd.	22,732	200

Daou Technology, Inc.	97,061	1,549

Dongbu Insurance Co. Ltd.	201,112	8,243

Doosan Corp.	13,970	1,626

E-Mart Co. Ltd.	38,603	7,633

Grand Korea Leisure Co. Ltd.	51,740	1,502

Hana Financial Group, Inc.	188,980	6,718

Hankook Tire Co. Ltd.	382,931	16,555

Hankook Tire Worldwide Co. Ltd.	71,490	1,195

Hyundai Department Store Co. Ltd.	24,519	3,669

Hyundai Glovis Co. Ltd.	22,384	3,792

Hyundai Mipo Dockyard	76,750	8,036

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5% – continued

South Korea – 14.9% – continued

Hyundai Motor Co.	141,551	$28,499

Industrial Bank of Korea	124,170	1,417

KB Financial Group, Inc.	111,270	3,750

KB Financial Group, Inc. ADR	163,941	5,417

KCC Corp.	1,296	356

Korea Zinc Co. Ltd.	19,302	6,124

KT Corp.	19,333	613

KT&G Corp.	36,648	2,523

LG Chem Ltd.	29,600	7,130

LG Display Co. Ltd. *	73,710	2,113

LG Electronics, Inc.	81,900	5,970

Mando Corp.	31,464	3,309

Neo Holdings Co. Ltd. *	7,161	–

NHN Corp.	26,454	6,586

NongShim Co. Ltd.	1,317	369

Partron Co. Ltd.	143,028	3,471

POSCO ADR	87,900	6,479

Samsung Electronics Co. Ltd.	89,429	122,738

Samsung Heavy Industries Co. Ltd.	460,864	14,415

Shinhan Financial Group Co. Ltd.	671,185	24,372

SK Holdings Co. Ltd.	17,174	2,632

SK Innovation Co. Ltd.	6,489	945

SK Telecom Co. Ltd.	51,595	8,370

SK Telecom Co. Ltd. ADR	17,475	312

Taekwang Industrial Co. Ltd.	207	194

Woori Finance Holdings Co. Ltd.	228,340	2,606

Yuhan Corp.	4,642	797
		337,181

Taiwan – 8.9%

Advanced Semiconductor Engineering, Inc.	7,750,584	6,350

Advanced Semiconductor Engineering, Inc. ADR	83,797	345

AmTRAN Technology Co. Ltd.	418,000	340

Asustek Computer, Inc.	223,923	2,677

Chailease Holding Co. Ltd.	1,388,000	3,848

Chipbond Technology Corp.	2,946,000	6,640

Compal Electronics, Inc.	9,366,000	6,640

CTCI Corp.	171,000	334

Farglory Land Development Co. Ltd.	420,870	780

Fubon Financial Holding Co. Ltd.	1,622,000	2,322

Hon Hai Precision Industry Co. Ltd.	13,914,896	38,763

Hon Hai Precision Industry Co. Ltd. GDR (Registered)	53,859	300

Lite-On Technology Corp.	1,362,033	2,196

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5% – continued

Taiwan – 8.9% – continued

MediaTek, Inc.	1,045,826	$11,961

MStar Semiconductor, Inc.	127,000	1,041

Pou Chen Corp.	1,701,147	1,843

President Chain Store Corp.	3,524,721	19,567

Radiant Opto-Electronics Corp.	486,603	1,912

Realtek Semiconductor Corp.	328,000	762

Synnex Technology International Corp.	2,581,684	4,731

Taishin Financial Holding Co. Ltd.	2,632,000	1,100

Taiwan Cement Corp.	1,051,000	1,318

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,863,925	32,041

Taiwan Semiconductor Manufacturing Co. Ltd.	13,226,542	44,453

Teco Electric and Machinery Co. Ltd.	1,924,497	1,551

Uni-President Enterprises Corp.	864,176	1,636

Vanguard International Semiconductor Corp.	454,000	424

Yageo Corp. *	17,119,000	5,519
		201,394

Thailand – 2.3%

Bangkok Bank PCL (Registered)	964,974	7,645

Bangkok Bank PCL NVDR	866,839	6,719

BEC World PCL (Registered)	731,100	1,604

CP ALL PCL NVDR	1,690,864	2,670

Kasikornbank PCL (Registered)	1,282,299	9,283

Kasikornbank PCL NVDR	1,487,500	10,565

Kiatnakin Bank PCL (Registered)	525,600	1,238

Krung Thai Bank PCL (Registered)	3,307,492	2,824

PTT PCL NVDR	474,800	5,285

Siam Makro PCL (Registered)	40,100	729

Thai Airways International PCL (Registered)	1,398,300	1,361

Thai Beverage PCL	1,780,160	876

Thanachart Capital PCL NVDR	365,900	556

Tisco Financial Group PCL NVDR	235,700	447

Total Access Communication PCL NVDR	233,192	778
		52,580

Turkey – 2.9%

Akbank T.A.S.	538,575	2,816

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	144,964	2,364

Enka Insaat ve Sanayi A.S.	1,548,217	4,843

Eregli Demir ve Celik Fabrikalari T.A.S.	1,410,064	1,824

Ford Otomotiv Sanayi A.S.	129,364	1,880

Haci Omer Sabanci Holding A.S.	680,732	4,082

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.5% – continued

Turkey – 2.9% – continued

Tekfen Holding A.S.	211,462	$900

Tofas Turk Otomobil Fabrikasi A.S.	84,823	612

Tupras Turkiye Petrol Rafinerileri A.S.	820,910	24,954

Turk Hava Yollari AO *	111,196	460

Turkiye Garanti Bankasi A.S.	2,531,012	13,513

Turkiye Sise ve Cam Fabrikalari A.S.	771,885	1,335

Turkiye Vakiflar Bankasi Tao, Class D	1,836,900	5,929

Ulker Biskuvi Sanayi A.S.	103,212	779
		66,291

United Arab Emirates – 0.9%

Abu Dhabi Commercial Bank PJSC	960,000	1,098

Aldar Properties PJSC	2,484,175	921

Emaar Properties PJSC	13,551,225	19,238
		21,257

United Kingdom – 1.7%

Afren PLC *	3,083,579	6,652

Anglo American PLC	581,255	15,129

BHP Billiton PLC	193,717	5,688

O’Key Group S.A. GDR (Registered)	42,971	490

SABMiller PLC	202,601	10,699
		38,658

United States – 1.7%

Central European Media Enterprises Ltd., Class A *	371,176	1,566

Cognizant Technology Solutions Corp., Class A *	83,200	6,374

First Cash Financial Services, Inc. *	84,800	4,947

Southern Copper Corp.	155,600	5,846

Tenaris S.A. ADR	472,744	19,279
		38,012
Total Common Stocks (3)
(Cost $1,809,036)		2,048,129

PREFERRED STOCKS – 4.8%

Brazil – 4.8%

Banco do Estado do Rio Grande do Sul S.A., Class B	115,306	987

Bradespar S.A.	89,150	1,159

Cia de Bebidas das Americas ADR	187,451	7,935

Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	63,979	315

Itau Unibanco Holding S.A.	24,594	437

Itau Unibanco Holding S.A. ADR	2,397,164	42,669

Klabin S.A.	23,460	160

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 4.8% – continued

Brazil – 4.8% – continued

Lojas Americanas S.A.	1,422,083	$12,266

Marcopolo S.A.	893,900	6,339

Petroleo Brasileiro S.A. *	1,386,956	12,608

Randon Participacoes S.A.	873,750	5,431

Usinas Siderurgicas de Minas Gerais S.A., Class A	1,399,100	7,471

Vale S.A.	689,613	11,412
		109,189
Total Preferred Stocks
(Cost $104,393)		109,189

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 1.1%

India – 0.5%

ITC Ltd., Exp. 5/2/13 *	1,086,400	$6,186

Maruti Suzuki India Ltd., Exp. 2/9/15 *	250,850	5,914

Taiwan – 0.5%

Chinatrust Financial Holding Co. Ltd., Exp. 3/9/16, Strike $0.01 (1)(2)*	11,491,403	6,780

Hon Hai Precision Industry Co. Ltd., Exp. 1/17/17 (1)(2)*	1,933,000	5,395

United Kingdom – 0.1%

Ginko International Co. Ltd., Exp 3/14/23 *	95,000	1,567
Total Warrants
(Cost $25,840)		25,842

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.1%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (4)(5)	70,749,829	$70,750
Total Investment Companies
(Cost $70,750)		70,750

Total Investments – 99.5%
(Cost $2,010,019)		2,253,910

Other Assets less Liabilities – 0.5%		10,484
NET ASSETS – 100.0%		$2,264,394

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

(2)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $13,132,000 or 0.6% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Chinatrust Financial Holding Co. Ltd., Exp. 3/9/16, Strike $0.01	3/9/11-3/29/12	$8,160

Hon Hai Precision Industry Co. Ltd., Exp. 1/17/17	11/11/11-8/14/12	4,940

Mail.ru Group Ltd. GDR	9/25/12	601

Sberbank of Russia GDR	9/19/12	465

(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $33,932,000 with net purchases of approximately $36,818,000 during the fiscal year ended March 31, 2013.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

†	Level 3 asset that is worthless, bankrupt or has been delisted.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Multi-Manager Emerging Markets Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.3%
Consumer Staples	7.1
Energy	10.6
Financials	24.2
Health Care	1.6
Industrials	7.3
Information Technology	19.6
Materials	9.2
Telecommunication Services	6.0
Utilities	1.1

Total	100.0%

At March 31, 2013, the Multi-Manager Emerging Markets Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	24.0%
Korean Won	14.9
Hong Kong Dollar	13.2
South African Rand	9.3
Taiwan Dollar	7.7
Brazilian Real	7.6
Indian Rupee	5.0
All other currencies less than 5%	18.3

Total	100.0%

At March 31, 2013, the Multi-Manager Emerging Markets Equity Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Mexican Peso	3,284	United States Dollar	266	4/1/13	$– *
United States Dollar	224	Philippine Peso	9,186	4/1/13	1
Mexican Peso	3,147	United States Dollar	255	4/2/13	– *
United States Dollar	565	Hong Kong Dollar	4,387	4/2/13	– *
Hong Kong Dollar	16,557	United States Dollar	2,132	4/3/13	(1)
Mexican Peso	3,076	United States Dollar	249	4/3/13	– *
South African Rand	14,641	United States Dollar	1,579	4/3/13	(13)
United States Dollar	472	Hong Kong Dollar	3,668	4/3/13	– *
United States Dollar	646	South African Rand	6,011	4/3/13	7
South African Rand	8,348	United States Dollar	898	4/4/13	(9)
United States Dollar	466	South African Rand	4,306	4/5/13	2
United States Dollar	172	South African Rand	1,590	4/8/13	1

Total					$(12)

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

Various inputs are used in determining the value of the Fund’s investments. These inputs are summerized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2013 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market partcipants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$149,905	$122,906	$–	$272,811
Consumer Staples	80,503	59,525	–	140,028
Energy	119,797	98,354	–	218,151
Financials	262,323	216,011	–	478,334
Health Care	14,036	19,727	–	33,763
Industrials	70,535	76,430	–	146,965
Information Technology	340,161	82,128	–	422,289
Materials	102,507	76,945	–	179,452
Telecommunication Services	54,716	76,962	–	131,678
Utilities	2,579	22,079	–	24,658
Preferred Stocks
Consumer Discretionary	12,266	–	–	12,266
Consumer Staples	7,935	–	–	7,935
Energy	12,608	–	–	12,608
Financials	44,093	–	–	44,093
Industrials	11,770	–	–	11,770
Materials	20,202	–	–	20,202
Utilities	315	–	–	315
Warrants
Consumer Discretionary	5,914	–	–	5,914
Consumer Staples	6,186	–	–	6,186
Financials	6,780	–	–	6,780
Health Care	–	–	1,567	1,567
Information Technology	5,395	–	–	5,395
Investment Companies	70,750	–	–	70,750
Total Investments	$1,401,276	$851,067	$1,567	$2,253,910

OTHER FINANCIAL INSTRUMENTS
Assets
Foreign Currency
Exchange Contracts	$–	$11	$–	$11
Liabilities
Foreign Currency
Exchange Contracts	–	(23)	–	(23)
Total Other Financial Instruments	$–	$(12)	$–	$(12)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
Industry	Value (000s)	Reason
Common Stocks
Consumer Discretionary	$65,223	Valuations at unadjusted quoted market price
Consumer Staples	63,952	Valuations at unadjusted quoted market price
Energy	54,700	Valuations at unadjusted quoted market price
Financials	171,808	Valuations at unadjusted quoted market price
Health Care	4,893	Valuations at unadjusted quoted market price
Industrials	36,914	Valuations at unadjusted quoted market price
Information Technology	244,114	Valuations at unadjusted quoted market price
Materials	44,106	Valuations at unadjusted quoted market price
Telecommunication Services	17,362	Valuations at unadjusted quoted market price
Preferred Stocks
Consumer Discretionary	12,266	Valuations at unadjusted quoted market price
Energy	12,608	Valuations at unadjusted quoted market price
Financials	1,424	Valuations at unadjusted quoted market price
Industrials	6,339	Valuations at unadjusted quoted market price
Materials	11,846	Valuations at unadjusted quoted market price
Utilities	315	Valuations at unadjusted quoted market price
Total	$747,870

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued	MARCH 31, 2013

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/12 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/13 (000s)

Warrant

Health Care	$–	$–	$–	$93	$–	$1,474	$–	$–	$–	$1,567

The Fund valued the securities included in the balance as of 3/31/13 above using an evaluated price from a third party provider. The amount of change in net unrealized appreciation (depreciation) on investments in Level 3 securities still held at March 31, 2013 was approximately $93,000, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 86.8%

Australia – 5.3%

DUET Group	2,270,530	$5,440

Spark Infrastructure Group	3,630,080	6,279

Transurban Group	773,600	5,142
		16,861

Austria – 0.9%

Flughafen Wien A.G.	46,983	2,801

Brazil – 1.4%

Cia de Saneamento Basico do Estado de Sao Paulo ADR	62,800	2,997

Transmissora Alianca de Energia Eletrica S.A.	136,300	1,509
		4,506

Canada – 7.7%

Enbridge, Inc.	230,400	10,728

Keyera Corp.	53,500	3,007

Pembina Pipeline Corp.	100,900	3,188

TransCanada Corp.	131,700	6,288

Veresen, Inc.	75,500	963
		24,174

China – 1.1%

Anhui Expressway Co., Class H	755,200	387

Guangshen Railway Co. Ltd., Class H	2,038,100	996

Jiangsu Expressway Co. Ltd., Class H	793,000	794

Sichuan Expressway Co. Ltd., Class H	1,354,300	438

Zhejiang Expressway Co. Ltd., Class H	964,700	763
		3,378

France – 5.5%

Aeroports de Paris	63,308	5,373

Eutelsat Communications S.A.	42,200	1,489

Groupe Eurotunnel S.A. (Registered)	449,400	3,581

SES S.A.	51,530	1,616

Vinci S.A.	119,540	5,391
		17,450

Germany – 2.7%

Fraport A.G. Frankfurt Airport Services Worldwide	153,440	8,606

Hong Kong – 3.1%

Beijing Enterprises Holdings Ltd.	488,300	3,766

Hong Kong & China Gas Co. Ltd.	2,025,800	5,917
		9,683

Italy – 8.6%

Atlantia S.p.A.	551,470	8,736

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 86.8% – continued

Italy – 8.6% – continued

Hera S.p.A.	1,620,383	$2,861

Snam S.p.A.	1,420,450	6,480

Societa Iniziative Autostradali e Servizi S.p.A.	529,581	4,967

Terna Rete Elettrica Nazionale S.p.A.	1,009,160	4,186
		27,230

Japan – 6.9%

Osaka Gas Co. Ltd.	1,348,000	5,929

Toho Gas Co. Ltd.	866,000	5,639

Tokyo Gas Co. Ltd.	1,845,000	10,074
		21,642

Mexico – 0.3%

Infraestructura Energetica Nova S.A.B. de C.V. *	309,900	987

Netherlands – 1.1%

Koninklijke Vopak N.V.	59,600	3,595

Singapore – 0.6%

Hutchison Port Holdings Trust, Class U	2,339,200	1,997

South Korea – 0.9%

Macquarie Korea Infrastructure Fund *	451,580	2,736

Spain – 4.0%

Abertis Infraestructuras S.A.	414,710	7,002

Enagas S.A.	89,710	2,096

Red Electrica Corp. S.A.	68,770	3,462
		12,560

Switzerland – 1.9%

Flughafen Zuerich A.G. (Registered)	12,490	5,813

United Arab Emirates – 0.5%

DP World Ltd.	121,900	1,676

United Kingdom – 4.6%

National Grid PLC	728,300	8,481

Pennon Group PLC	142,480	1,350

Severn Trent PLC	78,200	2,035

SSE PLC	827	19

United Utilities Group PLC	247,600	2,667
		14,552

United States – 29.7%

American States Water Co.	8,930	514

American Tower Corp.	128,200	9,861

California Water Service Group	117,530	2,339

Crown Castle International Corp. *	93,500	6,511

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 86.8% – continued

United States – 29.7% – continued

CSX Corp.	212,850	$5,243

Kinder Morgan, Inc.	251,900	9,744

Norfolk Southern Corp.	106,150	8,182

Northeast Utilities	89,600	3,894

ONEOK, Inc.	125,400	5,978

PG&E Corp.	79,160	3,525

SBA Communications Corp., Class A *	60,800	4,379

Sempra Energy	95,700	7,650

SJW Corp.	19,880	527

Southwest Gas Corp.	54,900	2,606

Spectra Energy Corp.	194,600	5,984

Targa Resources Corp.	36,600	2,487

Teekay Corp.	55,000	1,978

Union Pacific Corp.	29,590	4,214

Williams (The) Cos., Inc.	220,200	8,249
		93,865
Total Common Stocks (1)
(Cost $262,635)		274,112

MASTER LIMITED PARTNERSHIPS – 10.9%

United States – 10.9%

Access Midstream Partners L.P.	124,700	5,034

Energy Transfer Equity L.P.	84,600	4,947

Enterprise Products Partners L.P.	92,000	5,547

EQT Midstream Partners L.P.	49,000	1,901

Inergy L.P.	186,200	3,804

MarkWest Energy Partners L.P.	65,500	3,979

MPLX L.P.	57,100	2,138

Sunoco Logistics Partners L.P.	75,200	4,918

Tesoro Logistics L.P.	14,900	804

Western Gas Equity Partners L.P.	35,300	1,208
		34,280
Total Master Limited Partnerships (1)
(Cost $28,415)		34,280

INVESTMENT COMPANIES – 4.7%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)(3)	14,926,885	14,927
Total Investment Companies
(Cost $14,927)		14,927

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.09%, 4/25/13 (4)	$760	$760
Total Short-Term Investments
(Cost $760)		760

Total Investments – 102.6%
(Cost $306,737)		324,079

Liabilities less Other Assets – (2.6)%		(8,345)
NET ASSETS – 100.0%		$315,734

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	The Fund had approximately $14,927,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the period from September 18, 2012 (commencement of operations) to March 31, 2013.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Multi-Manager Global Listed Infrastructure Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	7	$547	Long	6/13	$13
Mini MSCI EAFE Index	5	415	Long	6/13	2

Total					$15

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the Multi-Manager Global Listed Infrastructure Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Canadian Dollar	572	United States Dollar	562	4/1/13	$(1)
United States Dollar	150	Japanese Yen	14,174	4/1/13	1
United States Dollar	35	Korean Won	38,883	4/1/13	– *
Singapore Dollar	44	United States Dollar	35	4/2/13	– *
United States Dollar	344	Euro	269	4/2/13	1
United States Dollar	14	Euro	11	4/2/13	– *
United States Dollar	98	Euro	76	4/2/13	– *
United States Dollar	127	Japanese Yen	11,908	4/2/13	– *
United States Dollar	323	Japanese Yen	30,372	4/2/13	– *
United States Dollar	266	Australian Dollar	255	4/3/13	(1)
United States Dollar	346	Australian Dollar	332	4/3/13	(1)
United States Dollar	358	Australian Dollar	343	4/3/13	(1)
United States Dollar	456	Euro	357	4/3/13	1
United States Dollar	400	Euro	313	4/3/13	1
United States Dollar	170	Euro	133	4/3/13	1
United States Dollar	175	Euro	137	4/3/13	1
United States Dollar	26	Euro	20	4/3/13	– *
United States Dollar	19	Euro	15	4/3/13	– *
United States Dollar	174	Australian Dollar	167	4/4/13	– *
United States Dollar	239	Australian Dollar	230	4/4/13	– *
United States Dollar	99	Euro	77	4/4/13	– *
United States Dollar	208	Euro	162	4/4/13	– *
United States Dollar	229	Euro	178	4/4/13	– *
United States Dollar	460	Euro	358	4/4/13	– *
United States Dollar	472	Euro	368	4/4/13	– *

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	477	Euro	372	4/4/13	$(1)
United States Dollar	253	Euro	197	4/4/13	(1)
United States Dollar	453	Euro	353	4/4/13	(1)
United States Dollar	509	Euro	396	4/4/13	(1)
United States Dollar	467	Swiss Franc	442	4/4/13	(1)

Total					$(3)

*	Amount rounds to less than one thousand.

At March 31, 2013, the industry sectors (unaudited) for the Multi-Manager Global Listed Infrastructure Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	1.0%
Energy	28.2
Financials	4.1
Industrials	29.0
Telecommunication Services	3.5
Utilities	34.2

Total	100.0%

At March 31, 2013, the Multi-Manager Global Listed Infrastructure Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	43.2%
Euro	23.4
Canadian Dollar	7.8
Japanese Yen	7.0
Australian Dollar	5.5
British Pound	5.3
All other currencies less than 5%	7.8

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued	MARCH 31, 2013

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2013 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Global Listed Infrastructure Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$ –	$3,105	$–	$3,105
Energy	52,616	–	–	52,616
Financials	12,597	–	–	12,597
Industrials	17,638	71,825	–	89,463
Telecommunication Services	10,890	–	–	10,890
Utilities	54,168	51,273	–	105,441
Master Limited Partnerships Energy	34,280	–	–	34,280
Investment Companies	14,927	–	–	14,927
Short-Term Investments	–	760	–	760
Total Investments	$197,116	$126,963	$–	$324,079

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$15	$ –	$–	$15
Foreign Currency
Exchange Contracts	–	6	–	6
Liabilities
Foreign Currency
Exchange Contracts	–	(9)	–	(9)
Total Other Financial Instruments	$15	$(3)	$–	$12

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. From the Fund’s commencement of operations on September 18, 2012 through March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8%

Australia – 6.4%

BGP Holdings PLC - (Fractional Shares) *	3,277,404	$–

CFS Retail Property Trust Group	600,000	1,260

Charter Hall Retail REIT	1,637,919	6,678

Cromwell Property Group	6,760,098	6,833

Dexus Property Group	3,706,857	4,036

Federation Centres Ltd.	3,498,776	8,605

Goodman Group	1,833,633	9,145

GPT Group	1,739,440	6,737

Investa Office Fund	211,050	673

Mirvac Group	5,005,387	8,475

Stockland	2,140,800	8,160

Westfield Group	588,600	6,662

Westfield Retail Trust	1,746,451	5,502
		72,766

Austria – 0.1%

Atrium European Real Estate Ltd.	254,503	1,468

Brazil – 0.0%

Sonae Sierra Brasil S.A.	21,500	296

Canada – 2.6%

Allied Properties Real Estate Investment Trust	176,813	5,749

Boardwalk Real Estate Investment Trust	56,900	3,500

Calloway Real Estate Investment Trust	55,000	1,585

Canadian Real Estate Investment Trust	15,100	668

Dundee Real Estate Investment Trust, Class A	37,600	1,357

RioCan Real Estate Investment Trust	627,771	17,180
		30,039

China – 0.5%

Agile Property Holdings Ltd.	1,665,000	1,991

Country Garden Holdings Co. Ltd. *	4,471,533	2,244

Guangzhou R&F Properties Co. Ltd., Class H	850,000	1,435
		5,670

France – 3.8%

Fonciere Des Regions	19,654	1,539

ICADE	102,224	8,947

Klepierre	204,114	8,025

Mercialys S.A.	15,270	313

Societe Immobiliere de Location pour l’Industrie et le Commerce	8,820	942

Unibail-Rodamco S.E.	103,452	24,095
		43,861

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Germany – 0.5%

Deutsche Wohnen A.G. (Bearer)	165,481	$3,010

GSW Immobilien A.G.	37,054	1,467

LEG Immobilien A.G. *	28,700	1,538
		6,015

Hong Kong – 12.5%

Cheung Kong Holdings Ltd.	70,100	1,036

China Overseas Land & Investment Ltd.	3,565,700	9,870

China Resources Land Ltd.	2,227,000	6,254

Hang Lung Properties Ltd.	2,689,496	10,059

Hongkong Land Holdings Ltd.	3,007,770	22,311

Hysan Development Co. Ltd.	2,860,237	14,472

Kerry Properties Ltd.	2,363,400	10,503

Lifestyle International Holdings Ltd.	3,994,400	8,865

Link REIT (The)	1,408,295	7,677

New World Development Co. Ltd.	3,301,800	5,605

Shangri-La Asia Ltd.	4,734,333	9,296

Sino Land Co. Ltd.	3,347,840	5,691

Sun Hung Kai Properties Ltd.	1,320,972	17,830

Swire Properties Ltd.	827,000	2,945

Wharf Holdings Ltd.	1,121,190	10,006
		142,420

Japan – 12.3%

Activia Properties, Inc.	478	4,677

Aeon Mall Co. Ltd.	449,400	13,615

Daiwa House Industry Co. Ltd.	515,000	9,957

Industrial & Infrastructure Fund Investment Corp.	189	2,092

Japan Real Estate Investment Corp.	833	11,406

Japan Retail Fund Investment Corp.	3,417	8,429

Kenedix Realty Investment Corp.	196	958

Mitsubishi Estate Co. Ltd.	1,299,071	35,825

Mitsui Fudosan Co. Ltd.	1,235,284	34,630

Nippon Accommodations Fund, Inc.	84	684

Nippon Building Fund, Inc.	79	1,091

Sumitomo Realty & Development Co. Ltd.	235,700	9,001

Tokyo Tatemono Co. Ltd.	141,000	987

United Urban Investment Corp.	4,303	6,976
		140,328

Mexico – 0.4%

Fibra Uno Administracion S.A. de C.V.	1,430,278	4,719

Netherlands – 0.9%

Corio N.V.	164,109	7,662

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Netherlands – 0.9% – continued

Eurocommercial Properties N.V. – CVA	82,234	$3,016
		10,678

Norway – 0.2%

Norwegian Property ASA	1,511,728	2,375

Philippines – 0.2%

SM Prime Holdings, Inc.	3,877,942	1,811

Singapore – 4.5%

CapitaCommercial Trust	2,332,000	2,984

CapitaLand Ltd.	4,379,579	12,496

CapitaMall Trust	2,646,000	4,465

CapitaMalls Asia Ltd.	2,938,000	4,868

City Developments Ltd.	875,000	8,013

Global Logistic Properties Ltd.	4,450,100	9,430

Keppel Land Ltd.	1,595,900	5,084

Mapletree Greater China Commercial Trust *	2,179,000	1,827

Suntec Real Estate Investment Trust	1,787,000	2,595
		51,762

Spain – 0.4%

Melia Hotels International S.A.	692,900	4,713

Sweden – 0.7%

Castellum AB	514,589	7,331

Hufvudstaden AB, Class A	63,912	803
		8,134

Switzerland – 0.2%

PSP Swiss Property A.G. (Registered) *	24,103	2,196

Thailand – 0.8%

Central Pattana PCL (Registered)	2,629,000	8,484

United Kingdom – 4.7%

British Land Co. PLC	113,878	941

Derwent London PLC	476,668	15,610

Great Portland Estates PLC	1,184,151	8,938

Hammerson PLC	1,006,445	7,541

Land Securities Group PLC	1,203,609	15,170

Londonmetric Property PLC	1,157,296	1,865

Safestore Holdings PLC	368,100	663

Segro PLC	120,100	465

Shaftesbury PLC	330,000	2,922
		54,115

United States – 45.1%

Alexandria Real Estate Equities, Inc.	115,600	8,205

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

United States – 45.1% – continued

American Campus Communities, Inc.	202,100	$9,163

American Tower Corp.	63,497	4,884

Apartment Investment & Management Co.,

Class A	113,706	3,486

AvalonBay Communities, Inc.	33,742	4,274

BioMed Realty Trust, Inc.	84,300	1,821

Boston Properties, Inc.	185,200	18,716

Brandywine Realty Trust	8,800	131

BRE Properties, Inc.	219,086	10,665

Brookfield Office Properties, Inc.	178,477	3,064

Campus Crest Communities, Inc.	50,500	702

CBL & Associates Properties, Inc.	29,100	687

Colonial Properties Trust	153,836	3,478

CommonWealth REIT	46,800	1,050

Corporate Office Properties Trust	124,794	3,330

CubeSmart	254,000	4,013

DCT Industrial Trust, Inc.	238,036	1,761

DDR Corp.	835,704	14,558

Digital Realty Trust, Inc.	74,710	4,999

Douglas Emmett, Inc.	405,515	10,110

Duke Realty Corp.	432,914	7,351

DuPont Fabros Technology, Inc.	57,094	1,386

Education Realty Trust, Inc.	320,317	3,373

Equity Residential	382,900	21,083

Essex Property Trust, Inc.	93,500	14,079

Extra Space Storage, Inc.	109,768	4,311

Federal Realty Investment Trust	85,800	9,270

Forest City Enterprises, Inc., Class A *	251,747	4,474

General Growth Properties, Inc.	285,633	5,678

Glimcher Realty Trust	132,855	1,541

HCP, Inc.	128,300	6,397

Health Care REIT, Inc.	326,700	22,186

Healthcare Trust of America, Inc., Class A	29,400	345

Hersha Hospitality Trust	352,460	2,058

Highwoods Properties, Inc.	166,008	6,569

Home Properties, Inc.	35,465	2,249

Host Hotels & Resorts, Inc.	1,179,112	20,623

Hyatt Hotels Corp., Class A *	77,118	3,334

Kilroy Realty Corp.	207,300	10,863

Kimco Realty Corp.	490,601	10,989

LaSalle Hotel Properties	102,100	2,591

Lexington Realty Trust	114,600	1,352

Liberty Property Trust	105,300	4,186

Macerich (The) Co.	166,921	10,746

Mack-Cali Realty Corp.	117,490	3,361

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

United States – 45.1% – continued

Orient-Express Hotels Ltd., Class A *	228,918	$2,257

Pebblebrook Hotel Trust	40,300	1,039

Plum Creek Timber Co., Inc.	100,500	5,246

Post Properties, Inc.	72,100	3,396

Prologis, Inc.	794,823	31,777

Public Storage	119,722	18,236

Ramco-Gershenson Properties Trust	43,600	733

Regency Centers Corp.	50,748	2,685

RLJ Lodging Trust	75,950	1,729

Senior Housing Properties Trust	52,700	1,414

Simon Property Group, Inc.	356,111	56,465

SL Green Realty Corp.	157,762	13,585

Starwood Hotels & Resorts Worldwide, Inc.	133,000	8,476

Strategic Hotels & Resorts, Inc. *	437,806	3,656

Sunstone Hotel Investors, Inc. *	110,700	1,363

Tanger Factory Outlet Centers	134,217	4,856

Taubman Centers, Inc.	164,100	12,744

UDR, Inc.	581,410	14,064

Ventas, Inc.	369,449	27,044

Vornado Realty Trust	150,824	12,615

Weyerhaeuser Co.	54,100	1,698

WP Carey, Inc.	9,218	621
		515,191
Total Common Stocks (1)
(Cost $858,591)		1,107,041

INVESTMENT COMPANIES – 2.7%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)(3)	30,625,532	30,625
Total Investment Companies
(Cost $30,625)		30,625

Total Investments – 99.5%
(Cost $889,216)		1,137,666

Other Assets less Liabilities – 0.5%		5,207
NET ASSETS – 100.0%		$1,142,873

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $16,417,000 with net purchases of approximately $14,208,000 during the fiscal year ended March 31, 2013.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the industry sectors (unaudited) for the Multi-Manager Global Real Estate Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Department Stores	0.8%
Diversified Real Estate Activities	14.9
Diversified REITs	9.7
Hotels, Resorts & Cruise Lines	2.5
Industrial REITs	4.1
Office REITs	12.6
Real Estate Development	3.0
Real Estate Operating Companies	9.6
Residential REITs	8.5
Retail REITs	22.6
Specialized REITs	11.7

Total	100.0%

At March 31, 2013, the Multi-Manager Global Real Estate Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	48.5%
Japanese Yen	12.7
Hong Kong Dollar	11.4
Australian Dollar	6.6
Euro	6.0
All other currencies less than 5%	14.8

Total	100.0%

At March 31, 2013, the Multi-Manager Global Real Estate Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Canadian Dollar	1,614	United States Dollar	1,586	4/1/13	$(2)
Singapore Dollar	7	United States Dollar	6	4/1/13	– *
United States Dollar	440	Japanese Yen	41,530	4/1/13	1
Australian Dollar	52	United States Dollar	55	4/2/13	– *
United States Dollar	558	Japanese Yen	52,464	4/2/13	(1)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued	MARCH 31, 2013

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Australian Dollar	181	United States Dollar	189	4/3/13	$– *
Canadian Dollar	987	United States Dollar	972	4/3/13	– *
Singapore Dollar	595	United States Dollar	480	4/3/13	– *
Australian Dollar	236	United States Dollar	246	4/4/13	1

Total					$(1)

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2013 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Global Real Estate Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$14,067	$22,874	$–	$36,941
Financials	684,989	385,111	–	1,070,100
Investment Companies	30,625	–	–	30,625
Total Investments	$729,681	$407,985	$–	$1,137,666

OTHER FINANCIAL INSTRUMENTS
Assets
Foreign Currency
Exchange Contracts	$ –	$2	$–	$2
Liabilities
Foreign Currency
Exchange Contracts	–	(3)	–	(3)
Total Other Financial Instruments	$ –	$(1)	$–	$(1)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

Industry	Value (000s)	Reason
Common Stocks
Financials	$127,667	Valuations at unadjusted quoted market price

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6%

Australia – 1.9%

Australia & New Zealand Banking Group Ltd.	368,145	$10,978

BHP Billiton Ltd. ADR	108,339	7,414

CSL Ltd.	69,986	4,334

DuluxGroup Ltd.	68,137	316

Incitec Pivot Ltd.	1,617,522	5,224

REA Group Ltd.	21,400	619

Telstra Corp. Ltd.	2,811,099	13,215
		42,100

Austria – 1.1%

ams A.G.	4,306	486

Andritz A.G.	62,283	4,182

Conwert Immobilien Invest S.E.	307,148	3,352

Erste Group Bank A.G. *	285,008	7,956

Schoeller-Bleckmann Oilfield Equipment A.G.	89,352	8,934
		24,910

Belgium – 0.6%

Anheuser-Busch InBev N.V.	118,777	11,772

Colruyt S.A.	40,673	1,968

ThromboGenics N.V. *	14,247	688
		14,428

Brazil – 2.4%

Banco Bradesco S.A. ADR	911,324	15,511

Banco do Brasil S.A.	480,300	6,508

CCR S.A.	257,100	2,626

Cia de Saneamento Basico do Estado de Sao Paulo *	3,600	172

Cia de Saneamento Basico do Estado de Sao Paulo ADR	307,400	14,672

Mills Estruturas e Servicos de Engenharia S.A.	52,400	840

Petroleo Brasileiro S.A. ADR *	179,900	2,981

Tractebel Energia S.A.	71,300	1,221

Vale S.A. ADR	421,400	7,286

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	32,900	631
		52,448

Canada – 3.9%

Agrium, Inc.	86,124	8,397

Canadian National Railway Co.	68,086	6,829

Canadian Natural Resources Ltd.	147,230	4,720

Cenovus Energy, Inc.	45,179	1,399

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Canada – 3.9% – continued

CI Financial Corp.	87,890	$2,431

Encana Corp.	145,839	2,837

Kinross Gold Corp.	402,810	3,188

Lundin Mining Corp. *	467,570	2,044

Magna International, Inc.	99,000	5,811

Manulife Financial Corp.	707,800	10,419

Metro, Inc.	44,705	2,801

Potash Corp. of Saskatchewan, Inc.	50,663	1,990

Potash Corp. of Saskatchewan, Inc. (New York Exchange)	90,206	3,541

Rogers Communications, Inc., Class B	96,053	4,904

Talisman Energy, Inc.	531,450	6,498

Toronto-Dominion Bank (The)	110,100	9,168

Yamana Gold, Inc.	576,670	8,852
		85,829

Chile – 0.3%

CFR Pharmaceuticals S.A.	3,445,430	888

ENTEL Chile S.A.	86,335	1,827

Inversiones La Construccion S.A.	30,953	601

Parque Arauco S.A.	737,829	1,906

Sonda S.A.	249,101	869
		6,091

China – 3.3%

Anhui Conch Cement Co. Ltd., Class H	1,675,200	5,583

China Merchants Bank Co. Ltd., Class H	2,393,000	5,086

China Oilfield Services Ltd., Class H	3,641,700	7,656

China Petroleum & Chemical Corp., Class H	8,467,000	9,920

China Shipping Container Lines Co. Ltd., Class H *	13,805,000	3,750

Great Wall Motor Co. Ltd., Class H	816,500	2,771

Hollysys Automation Technologies Ltd. *	59,364	724

Industrial & Commercial Bank of China Ltd., Class H	17,433,000	12,250

Lenovo Group Ltd.	3,732,000	3,722

Mindray Medical International Ltd. ADR	170,886	6,825

PetroChina Co. Ltd., Class H	3,986,000	5,243

Weichai Power Co. Ltd., Class H	1,769,000	5,913

WuXi PharmaTech Cayman, Inc. ADR *	34,424	591

Yanzhou Coal Mining Co. Ltd. ADR	202,200	2,768
		72,802

Colombia – 0.3%

Bancolombia S.A. ADR	97,170	6,146

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Czech Republic – 0.2%

Komercni Banka A.S.	20,104	$3,838

Denmark – 1.0%

Carlsberg A/S, Class B	95,300	9,296

GN Store Nord A/S	98,138	1,750

Novo Nordisk A/S, Class B	65,556	10,701

SimCorp A/S	3,835	1,029
		22,776

Finland – 0.1%

Kone OYJ, Class B	32,536	2,565

France – 6.8%

Accor S.A.	85,369	2,967

Air Liquide S.A.	7,069	860

Arkema S.A.	47,457	4,322

AXA S.A.	544,678	9,389

BNP Paribas S.A.	195,115	10,052

Cap Gemini S.A.	114,900	5,237

Carrefour S.A.	164,881	4,529

Christian Dior S.A.	19,496	3,240

Cie de St-Gobain	163,023	6,050

Cie Generale d’Optique Essilor International S.A.	47,639	5,302

Danone S.A.	195,546	13,625

France Telecom S.A.	672,503	6,819

Hermes International	6,018	2,090

JCDecaux S.A.	105,594	2,902

Legrand S.A.	59,021	2,575

L’Oreal S.A.	80,217	12,728

Pernod-Ricard S.A.	67,665	8,441

Publicis Groupe S.A.	31,424	2,110

Sanofi	118,827	12,117

Schneider Electric S.A.	116,489	8,520

Societe BIC S.A.	13,289	1,544

Societe Generale S.A. *	122,814	4,052

Total S.A.	59,856	2,861

Unibail-Rodamco S.E.	61,205	14,255

Vivendi S.A.	49,237	1,020

Zodiac Aerospace	12,396	1,445
		149,052

Germany – 6.0%

Adidas A.G.	40,290	4,183

Allianz S.E. (Registered)	103,319	14,039

BASF S.E.	95,562	8,373

Bayer A.G. (Registered)	70,196	7,243

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Germany – 6.0% – continued

Bayerische Motoren Werke A.G.	77,173	$6,662

Bertrandt A.G.	6,456	754

Brenntag A.G.	14,710	2,297

Daimler A.G. (Registered)	216,108	11,763

Deutsche Boerse A.G.	292,974	17,743

Deutsche Wohnen A.G. (Bearer)	108,585	1,975

E.ON S.E.	203,990	3,563

Fresenius Medical Care A.G. & Co. KGaA	28,962	1,955

Fresenius S.E. & Co. KGaA	41,813	5,161

Gerry Weber International A.G.	26,973	1,178

Linde A.G.	54,877	10,208

MTU Aero Engines Holding A.G.	28,323	2,685

SAP A.G.	107,902	8,647

Siemens A.G. (Registered)	154,347	16,628

Symrise A.G.	141,745	5,617

Wincor Nixdorf A.G.	22,740	1,130
		131,804

Hong Kong – 2.7%

Cheung Kong Holdings Ltd.	586,620	8,673

China High Precision Automation Group Ltd.	982,000	157

China Mobile Ltd.	602,000	6,378

China Overseas Grand Oceans Group Ltd.	986,000	1,303

China Overseas Land & Investment Ltd.	1,714,000	4,744

Daphne International Holdings Ltd.	4,838,000	6,087

Haier Electronics Group Co. Ltd. *	318,000	508

Hang Lung Properties Ltd.	599,000	2,240

Hang Seng Bank Ltd.	321,700	5,168

Hutchison Telecommunications Hong Kong Holdings Ltd.	3,227,000	1,598

Kunlun Energy Co. Ltd.	2,496,000	5,316

Orient Overseas International Ltd.	1,173,900	7,947

SA SA International Holdings Ltd.	1,462,000	1,417

SmarTone Telecommunications Holdings Ltd.	929,500	1,533

Techtronic Industries Co.	676,500	1,657

Value Partners Group Ltd.	1,038,000	674

Wharf Holdings Ltd.	393,000	3,507
		58,907

India – 1.2%

HDFC Bank Ltd. ADR	71,772	2,686

ICICI Bank Ltd. ADR	308,401	13,230

Infosys Ltd. ADR	91,182	4,916

Tata Motors Ltd. ADR	202,473	4,942

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

India – 1.2% – continued

WNS Holdings Ltd. ADR*	98,018	$1,445
		27,219

Indonesia – 0.3%

Alam Sutera Realty Tbk PT	12,961,500	1,431

Bank Rakyat Indonesia Persero Tbk PT	3,425,500	3,092

Telekomunikasi Indonesia Tbk PT	2,695,000	3,052
		7,575

Ireland – 1.6%

Covidien PLC	110,600	7,503

CRH PLC	259,756	5,767

Experian PLC	156,889	2,728

ICON PLC *	256,887	8,295

Ryanair Holdings PLC ADR	17,829	745

Shire PLC	333,953	10,170
		35,208

Israel – 0.8%

Israel Chemicals Ltd.	380,500	4,923

Teva Pharmaceutical Industries Ltd. ADR	320,292	12,709
		17,632

Italy – 0.2%

Azimut Holding S.p.A.	93,088	1,511

Tod’s S.p.A.	13,784	1,978
		3,489

Japan – 14.2%

ABC-Mart, Inc.	22,500	857

Aeon Co. Ltd.	742,900	9,589

Ain Pharmaciez, Inc.	9,300	500

Amada Co. Ltd.	465,403	3,110

Astellas Pharma, Inc.	103,800	5,579

Bank of Yokohama (The) Ltd.	1,583,038	9,165

Canon, Inc.	93,600	3,381

Chiyoda Corp.	171,000	1,906

Daikin Industries Ltd.	53,400	2,093

Denso Corp.	428,200	18,127

Don Quijote Co. Ltd.	19,400	859

FamilyMart Co. Ltd.	48,700	2,250

FANUC Corp.	54,420	8,377

FCC Co. Ltd.	18,100	434

Fuji Heavy Industries Ltd.	1,229,100	19,076

Hitachi Ltd.	2,443,200	14,093

Inpex Corp.	780	4,143

ITOCHU Corp.	379,600	4,561

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Japan – 14.2% – continued

Japan Exchange Group, Inc.	44,304	$4,015

Japan Tobacco, Inc.	502,703	16,021

KDDI Corp.	267,000	10,977

Keyence Corp.	12,300	3,741

Komatsu Ltd.	295,500	7,060

Lawson, Inc.	41,200	3,173

M3, Inc.	450	869

Makita Corp.	77,000	3,497

Miraca Holdings, Inc.	25,000	1,218

Mitsubishi Corp.	403,882	7,478

Mitsui & Co. Ltd.	618,700	8,630

Mizuho Financial Group, Inc.	5,562,800	11,760

MS&AD Insurance Group Holdings	234,973	5,157

Nexon Co. Ltd.	55,500	539

Nintendo Co. Ltd.	30,290	3,253

Nippon Steel & Sumitomo Metal Corp.	1,741,900	4,348

Nitto Denko Corp.	204,200	12,083

NKSJ Holdings, Inc.	226,035	4,716

ORIX Corp.	808,200	10,225

Park24 Co. Ltd.	47,900	938

Secom Co. Ltd.	153,000	7,883

Sega Sammy Holdings, Inc.	213,600	4,336

Shimamura Co. Ltd.	14,200	1,677

Shin-Etsu Chemical Co. Ltd.	49,500	3,286

Ship Healthcare Holdings, Inc.	29,300	1,019

SMC Corp.	61,590	11,895

Sugi Holdings Co. Ltd.	72,628	2,585

Sumitomo Mitsui Financial Group, Inc.	271,400	10,884

Sumitomo Mitsui Trust Holdings, Inc.	1,604,118	7,549

Sumitomo Realty & Development Co. Ltd.	74,000	2,826

Sundrug Co. Ltd.	28,800	1,277

Suruga Bank Ltd.	127,000	2,049

Suzuki Motor Corp.	335,685	7,528

THK Co. Ltd.	229,116	4,425

Toyota Motor Corp.	184,600	9,530

TS Tech Co. Ltd.	17,800	506

Tsuruha Holdings, Inc.	10,300	999

United Arrows Ltd.	22,700	780

Yahoo! Japan Corp.	10,567	4,861
		313,693

Kenya – 0.0%

Equity Bank Ltd.	675,900	263

Kenya Commercial Bank Ltd. *	935,800	454
		717

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Malaysia – 0.5%

Genting Bhd.	1,454,200	$4,706

Sime Darby Bhd.	1,899,795	5,687
		10,393

Mexico – 0.3%

Banregio Grupo Financiero S.A.B. de C.V.	234,600	1,218

Grupo Mexico S.A.B. de C.V., Series B	926,200	3,741

Grupo Televisa S.A.B. ADR	59,328	1,579
		6,538

Netherlands – 3.1%

Core Laboratories N.V.	104,989	14,480

Heineken N.V.	145,389	10,975

Reed Elsevier N.V.	637,500	10,928

Royal Dutch Shell PLC, Class A	717,933	23,295

Unilever N.V. - CVA	219,104	8,982
		68,660

Nigeria – 0.1%

Guaranty Trust Bank PLC	10,053,656	1,655

Norway – 2.6%

DNB ASA	661,041	9,728

Fred Olsen Energy ASA	21,838	938

Norsk Hydro ASA	1,650,930	7,180

Seadrill Ltd.	110,600	4,025

Statoil ASA	802,924	19,604

Statoil ASA ADR	287,817	7,086

Telenor ASA	284,182	6,233

TGS Nopec Geophysical Co. ASA	56,163	2,126
		56,920

Peru – 0.2%

Credicorp Ltd.	28,255	4,692

Poland – 0.0%

Alior Bank S.A. *	34,516	737

Singapore – 2.0%

Biosensors International Group Ltd. *	2,717,549	2,872

DBS Group Holdings Ltd.	398,690	5,158

First Resources Ltd.	705,000	1,042

Golden Agri-Resources Ltd.	24,260,960	11,370

Keppel Corp. Ltd.	585,700	5,299

StarHub Ltd.	288,000	1,011

United Overseas Bank Ltd.	915,100	15,063

UOL Group Ltd.	280,000	1,578
		43,393

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

South Africa – 1.2%

Aspen Pharmacare Holdings Ltd. *	43,881	$911

Bidvest Group Ltd.	101,179	2,667

FirstRand Ltd.	835,181	2,926

Life Healthcare Group Holdings Ltd.	435,848	1,640

MTN Group Ltd.	311,470	5,470

Sasol Ltd. ADR	298,500	13,235
		26,849

South Korea – 2.5%

Cheil Worldwide, Inc. *	10,310	223

GS Home Shopping, Inc.	3,213	554

Hanjin Shipping Co. Ltd. *	169,040	1,588

Hyundai Mobis	24,929	6,890

Hyundai Motor Co.	25,977	5,230

POSCO	13,403	3,927

POSCO ADR	108,700	8,012

Samsung Electronics Co. Ltd.	9,549	13,106

SK Telecom Co. Ltd. ADR	573,900	10,255

Woori Finance Holdings Co. Ltd. ADR	137,000	4,654
		54,439

Spain – 0.6%

Amadeus IT Holding S.A., Class A	259,785	7,032

Banco Bilbao Vizcaya Argentaria S.A.	548,594	4,784

Viscofan S.A.	20,651	1,085
		12,901

Sri Lanka – 0.0%

John Keells Holdings PLC	267,485	521

Sweden – 2.9%

Atlas Copco AB, Class A	621,765	17,717

Getinge AB, Class B	368,584	11,259

Hexpol AB	23,615	1,357

Investor AB, Class B	234,540	6,784

Sandvik AB	414,284	6,393

Svenska Cellulosa AB, Class B	254,100	6,561

Telefonaktiebolaget LM Ericsson, Class B	646,231	8,063

Volvo AB, Class B	473,480	6,899
		65,033

Switzerland – 8.6%

ABB Ltd. (Registered) *	242,835	5,484

Burckhardt Compression Holding A.G.	1,462	548

Cie Financiere Richemont S.A., Class A (Bearer)	103,692	8,151

Credit Suisse Group A.G. (Registered) *	138,987	3,668

Credit Suisse Group A.G. ADR	170,886	4,477

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Switzerland – 8.6% – continued

Foster Wheeler A.G. *	152,445	$3,483

Geberit A.G. (Registered)	15,222	3,750

Holcim Ltd. (Registered) *	83,003	6,622

Nestle S.A. (Registered)	254,437	18,408

Noble Corp.	182,360	6,957

Novartis A.G. (Registered)	257,437	18,333

Novartis A.G. ADR	116,649	8,310

Partners Group Holding A.G.	12,184	3,008

Roche Holding A.G. (Genusschein)	174,819	40,816

SGS S.A. (Registered)	1,374	3,376

Syngenta A.G. (Registered)	27,081	11,319

Transocean Ltd. *	145,197	7,545

UBS A.G. (Registered) *	673,310	10,340

Wolseley PLC	33,116	1,655

Xstrata PLC	479,587	7,817

Zurich Insurance Group A.G. *	55,100	15,345
		189,412

Taiwan – 1.3%

Advanced Semiconductor Engineering, Inc.	8,498,415	6,963

Asustek Computer, Inc.	276,000	3,300

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,130,073	19,426
		29,689

Thailand – 0.3%

Advanced Info Service PCL (Registered)	363,700	2,981

BEC World PCL (Registered)	440,200	966

Kasikornbank PCL (Registered)	444,700	3,219
		7,166

Turkey – 0.7%

Akbank T.A.S.	1,232,686	6,445

KOC Holding A.S. ADR	79,800	2,316

Turkiye Garanti Bankasi A.S.	579,672	3,095

Turkiye Halk Bankasi A.S.	313,632	3,389
		15,245

United Arab Emirates – 0.0%

Dragon Oil PLC	21,997	217

United Kingdom – 15.4%

Abcam PLC	146,483	997

Aberdeen Asset Management PLC	350,116	2,294

Amlin PLC	335,719	2,161

Anglo American PLC	292,119	7,520

ARM Holdings PLC	78,230	1,100

ARM Holdings PLC ADR	433,338	18,361

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

United Kingdom – 15.4% – continued

Ashmore Group PLC	381,259	$2,031

AstraZeneca PLC	287,900	14,476

Babcock International Group PLC	266,982	4,425

BAE Systems PLC	1,717,000	10,306

Barclays PLC	1,380,000	6,116

Berkeley Group Holdings PLC	124,001	3,848

BG Group PLC	430,381	7,388

BHP Billiton PLC	188,532	5,474

Big Yellow Group PLC	136,992	740

BP PLC ADR	102,644	4,347

British American Tobacco PLC	211,645	11,332

Bunzl PLC	100,403	1,980

Compass Group PLC	311,638	3,982

Derwent London PLC	35,429	1,160

Diageo PLC	1,402,799	44,173

Dunelm Group PLC	145,930	1,860

easyJet PLC	101,062	1,660

Elementis PLC	313,563	1,246

GlaxoSmithKline PLC	350,397	8,202

Glencore International PLC *	1,984,254	10,788

Halma PLC	194,929	1,535

Hargreaves Lansdown PLC	68,069	898

Hiscox Ltd.	174,838	1,463

HSBC Holdings PLC	1,360,600	14,485

IG Group Holdings PLC	182,709	1,488

IMI PLC	93,916	1,849

Imperial Tobacco Group PLC	371,570	13,010

InterContinental Hotels Group PLC	234,294	7,163

ITV PLC	2,678,762	5,271

John Wood Group PLC	227,898	3,016

Jupiter Fund Management PLC	246,081	1,230

Keller Group PLC	29,602	367

Lancashire Holdings Ltd.	152,927	1,881

Lloyds Banking Group PLC *	5,710,481	4,249

Marks & Spencer Group PLC	752,500	4,461

Meggitt PLC	269,641	2,019

Moneysupermarket.com Group PLC	437,393	1,317

Ocado Group PLC *	152,084	367

Oxford Instruments PLC	15,374	387

Pearson PLC	212,873	3,836

Provident Financial PLC	15,724	375

Prudential PLC	565,984	9,210

Reckitt Benckiser Group PLC	95,980	6,887

Rightmove PLC	54,987	1,491

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

United Kingdom – 15.4% – continued

Rio Tinto PLC	178,100	$8,389

Rio Tinto PLC ADR	156,366	7,362

Rolls-Royce Holdings PLC *	805,135	13,835

Rotork PLC	40,299	1,782

RPS Group PLC	154,449	629

Sage Group (The) PLC	930,100	4,858

Standard Chartered PLC	220,607	5,715

Tullow Oil PLC	290,398	5,436

Unilever PLC	139,691	5,927

Vodafone Group PLC ADR	251,736	7,152

Willis Group Holdings PLC	217,365	8,584

WPP PLC	178,962	2,862
		338,753

United States – 2.4%

Aon PLC	42,577	2,618

Axis Capital Holdings Ltd.	245,700	10,226

Carnival Corp.	190,979	6,551

Everest Re Group Ltd.	69,248	8,993

Freeport-McMoRan Copper & Gold, Inc.	215,050	7,118

Philip Morris International, Inc.	57,946	5,372

RenaissanceRe Holdings Ltd.	58,200	5,354

Schlumberger Ltd.	79,460	5,951
		52,183
Total Common Stocks (1)
(Cost $1,789,328)		2,064,625

PREFERRED STOCKS – 1.3%

Brazil – 1.0%

Banco Bradesco S.A.	422,950	7,135

Cia Paranaense de Energia ADR *	541,000	8,370

Itau Unibanco Holding S.A. ADR	276,188	4,916

Petroleo Brasileiro S.A. *	108,700	988
		21,409

Germany – 0.3%

Henkel A.G. & Co. KGaA	64,478	6,208
Total Preferred Stocks (1)
(Cost $28,557)		27,617

INVESTMENT COMPANIES – 4.7%

iShares FTSE A50 China Index ETF	3,777,060	5,083

iShares MSCI EAFE Index Fund	149,665	8,828

iShares MSCI United Kingdom Index Fund	272,524	4,979

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.7% – continued

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (2)(3)	84,920,153	$84,920
Total Investment Companies (1)
(Cost $101,764)		103,810

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.13%, 4/25/13 (4)	$3,055	$3,055
Total Short-Term Investments
(Cost $3,055)		3,055

Total Investments – 99.7%
(Cost $1,922,704)		2,199,107

Other Assets less Liabilities – 0.3%		6,237
NET ASSETS – 100.0%		$2,205,344

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $79,254,000 with net purchases of approximately $5,666,000 during the fiscal year ended March 31, 2013.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Multi-Manager International Equity Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)

Mini MSCI EAFE Index	407	$33,765	Long	6/13	$(217)

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

At March 31, 2013, the Multi-Manager International Equity Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Japanese Yen	14,047	United States Dollar	149	4/1/13	$(1)
Japanese Yen	49,903	United States Dollar	528	4/1/13	(2)
Japanese Yen	55,960	United States Dollar	592	4/1/13	(2)
Japanese Yen	93,132	United States Dollar	986	4/1/13	(3)
Japanese Yen	108,845	United States Dollar	1,152	4/1/13	(4)
Singapore Dollar	98	United States Dollar	79	4/1/13	– *
United States Dollar	64	Japanese Yen	6,026	4/1/13	– *
United States Dollar	30	Korean Won	33,117	4/1/13	– *
United States Dollar	313	Korean Won	347,732	4/1/13	(1)
United States Dollar	176	Turkish Lira	318	4/1/13	– *
British Pound	106	United States Dollar	160	4/2/13	(1)
Danish Krone	417	United States Dollar	72	4/2/13	– *
Danish Krone	98	United States Dollar	17	4/2/13	– *
Danish Krone	35	United States Dollar	6	4/2/13	– *
Danish Krone	930	United States Dollar	159	4/2/13	– *
Euro	294	United States Dollar	378	4/2/13	1
Euro	10	United States Dollar	13	4/2/13	– *
Euro	234	United States Dollar	299	4/2/13	(1)
Euro	809	United States Dollar	1,034	4/2/13	(3)
Hong Kong Dollar	193	United States Dollar	25	4/2/13	– *
Japanese Yen	15,255	United States Dollar	162	4/2/13	– *
Japanese Yen	5,120	United States Dollar	54	4/2/13	– *
Singapore Dollar	369	United States Dollar	296	4/2/13	(1)
Swiss Franc	52	United States Dollar	54	4/2/13	– *
United States Dollar	256	Australian Dollar	244	4/2/13	(2)
United States Dollar	109	British Pound	72	4/2/13	– *
United States Dollar	108	British Pound	72	4/2/13	– *
United States Dollar	27	British Pound	18	4/2/13	– *
United States Dollar	16	British Pound	10	4/2/13	– *
United States Dollar	69	Czech Koruna	1,400	4/2/13	– *
United States Dollar	650	Euro	509	4/2/13	3
United States Dollar	– *	Euro	– *	4/2/13	– *

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	537	Hong Kong Dollar	4,171	4/2/13	$– *
United States Dollar	530	Hong Kong Dollar	4,118	4/2/13	– *
United States Dollar	49	Japanese Yen	4,577	4/2/13	– *
United States Dollar	547	Japanese Yen	51,489	4/2/13	– *
United States Dollar	578	Japanese Yen	54,403	4/2/13	(1)
United States Dollar	554	Japanese Yen	52,081	4/2/13	(1)
United States Dollar	137	Singapore Dollar	171	4/2/13	– *
British Pound	77	United States Dollar	117	4/3/13	(1)
Euro	968	United States Dollar	1,241	4/3/13	1
Euro	295	United States Dollar	379	4/3/13	– *
Euro	18	United States Dollar	24	4/3/13	– *
Euro	62	United States Dollar	79	4/3/13	– *
Euro	65	United States Dollar	83	4/3/13	– *
Singapore Dollar	7	United States Dollar	6	4/3/13	– *
Swedish Krona	359	United States Dollar	55	4/3/13	– *
United States Dollar	12	Australian Dollar	12	4/3/13	– *
United States Dollar	814	British Pound	538	4/3/13	4
United States Dollar	300	British Pound	199	4/3/13	2
United States Dollar	64	British Pound	42	4/3/13	– *
United States Dollar	54	British Pound	36	4/3/13	– *
United States Dollar	10	British Pound	6	4/3/13	– *
United States Dollar	3,196	Euro	2,502	4/3/13	11
United States Dollar	445	Euro	348	4/3/13	2
United States Dollar	366	Euro	286	4/3/13	1
United States Dollar	225	Euro	176	4/3/13	1
United States Dollar	144	Euro	112	4/3/13	1
United States Dollar	63	Euro	49	4/3/13	– *
United States Dollar	563	Euro	439	4/3/13	– *
United States Dollar	197	Euro	153	4/3/13	– *

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	9	Hong Kong Dollar	66	4/3/13	$–*
United States Dollar	788	Hong Kong Dollar	6,116	4/3/13	–*
United States Dollar	194	Swedish Krona	1,267	4/3/13	–*
United States Dollar	147	Swiss Franc	140	4/3/13	1
British Pound	182	United States Dollar	276	4/4/13	–*
Euro	438	United States Dollar	562	4/4/13	–*
Euro	347	United States Dollar	445	4/4/13	–*
Euro	98	United States Dollar	125	4/4/13	–*
Swedish Krona	885	United States Dollar	136	4/4/13	1
United States Dollar	161	British Pound	106	4/4/13	–*
United States Dollar	38	British Pound	25	4/4/13	–*
United States Dollar	545	Euro	425	4/4/13	1
United States Dollar	139	Euro	108	4/4/13	–*
United States Dollar	530	Euro	413	4/4/13	–*
United States Dollar	787	Norwegian Krone	4,611	4/4/13	2
United States Dollar	102	Norwegian Krone	598	4/4/13	–*
United States Dollar	89	Norwegian Krone	518	4/4/13	–*
United States Dollar	69	Norwegian Krone	403	4/4/13	–*
United States Dollar	517	Norwegian Krone	3,017	4/4/13	(1)
United States Dollar	710	Swiss Franc	673	4/4/13	(1)
Sri Lankan Rupee	267	United States Dollar	2	4/11/13	–*
Japanese Yen	679,537	United States Dollar	7,633	4/16/13	413
Japanese Yen	638,642	United States Dollar	7,097	4/16/13	312
Japanese Yen	1,250,547	United States Dollar	13,497	4/16/13	212
Japanese Yen	981,440	United States Dollar	10,256	4/16/13	(171)
United States Dollar	23,229	Japanese Yen	2,231,987	4/16/13	484
United States Dollar	14,286	Japanese Yen	1,318,179	4/16/13	(282)
Euro	7,430	United States Dollar	10,086	4/17/13	561
Euro	8,663	United States Dollar	11,585	4/17/13	479
Euro	8,939	United States Dollar	11,912	4/17/13	452
United States Dollar	15,361	Euro	11,720	4/17/13	(335)

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	17,773	Euro	13,312	4/17/13	$(707)
British Pound	7,326	United States Dollar	11,625	4/18/13	495
British Pound	7,690	United States Dollar	11,487	4/18/13	(197)
United States Dollar	11,482	British Pound	7,690	4/18/13	201
United States Dollar	11,568	British Pound	7,326	4/18/13	(438)
Swiss Franc	1,614	United States Dollar	1,729	4/19/13	29
United States Dollar	1,748	Swiss Franc	1,614	4/19/13	(48)
Euro	2,955	United States Dollar	3,774	6/3/13	(15)
British Pound	7,848	United States Dollar	11,856	6/4/13	(65)

Total					$1,386

*	Amount rounds to less than one thousand.

At March 31, 2013, the industry sectors (unaudited) for the Multi-Manager International Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.8%
Consumer Staples	12.0
Energy	9.1
Financials	24.6
Health Care	10.1
Industrials	12.3
Information Technology	6.8
Materials	10.0
Telecommunication Services	4.0
Utilities	1.3

Total	100.0%

At March 31, 2013, the Multi-Manager International Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	19.9%
Euro	18.9
British Pound	15.2
Japanese Yen	14.9
Swiss Franc	7.1
Hong Kong Dollar	6.0
All other currencies less than 5%	18.0

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

Various inputs are used in determining the value of the Fund’s investments. These inputs are summerized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2013 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager International Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$101,162	$106,352	$ –	$207,514
Consumer Staples	44,567	202,107	–	246,674
Energy	84,947	105,975	–	190,922
Financials	205,571	282,643	–	488,214
Health Care	53,808	158,927	–	212,735
Industrials	96,597	162,747	–	259,344
Information Technology	98,975	44,544	157	143,676
Materials	92,589	118,904	–	211,493
Telecommunication Services	38,096	46,329	–	84,425
Utilities	16,065	3,563	–	19,628
Preferred Stocks
Consumer Staples	–	6,208	–	6,208
Energy	988	–	–	988
Financials	12,051	–	–	12,051
Utilities	8,370	–	–	8,370
Investment Companies	98,727	5,083	–	103,810
Short-Term Investments	–	3,055	–	3,055
Total Investments	$952,513	$1,246,437	$157	$2,199,107

OTHER FINANCIAL INSTRUMENTS
Assets
Foreign Currency
Exchange Contracts	$ –	$3,670	$ –	$3,670
Liabilities
Futures Contracts	(217)	–	–	(217)
Foreign Currency
Exchange Contracts	–	(2,284)	–	(2,284)
Total Other Financial Instruments	$(217)	$1,386	$ –	$1,169

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, the Fund had transfers from Level 2 to Level 1 as dislcosed below:

Transfers from Level 2 to Level 1
Industry	Value (000s)	Reason
Common Stocks
Consumer Discretionary	$44,593	Valuations at unadjusted quoted market price
Consumer Staples	27,097	Valuations at unadjusted quoted market price
Energy	4,143	Valuations at unadjusted quoted market price
Financials	67,970	Valuations at unadjusted quoted market price
Health Care	3,125	Valuations at unadjusted quoted market price
Industrials	59,288	Valuations at unadjusted quoted market price
Information Technology	23,038	Valuations at unadjusted quoted market price
Materials	10,834	Valuations at unadjusted quoted market price
Telecommunication Services	15,784	Valuations at unadjusted quoted market price
Utilities	1,221	Valuations at unadjusted quoted market price
Preferred Stocks
Energy	988	Valuations at unadjusted quoted market price
Financials	7,135	Valuations at unadjusted quoted market price
Total	$265,216

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued	MARCH 31, 2013

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/12 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s) (1)(2)	TRANSFERS OUT OF LEVEL 3 (000s) (2)	BALANCE AS OF 3/31/13 (000s)

Common Stock

Information Technology	$–	$–	$–	$–	$–	$–	$–	$157	$–	$157

(1)	The Transfers Into Level 3 were due to the security using a price provided by NTGI PVC.
(2)	The value of Transfers Into and Out of Level 3 are measured using the fair value as of the end of the fiscal year ended, March 31, 2013.

The Fund valued the securities included in the balance as of 3/31/13 above using prices provided by NTGI PVC. The amount of change in net unrealized appreciation (depreciation) on investments in Level 3 securities still held at March 31, 2013 was approximately $(11,000), which is included in the Statement of Operations as part of net change in unrealized appreciation (depreciation) on investments.

	FAIR VALUE AT 3/31/13 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$157	Market Transaction and Analysis	Last traded price set at halt

The significant unobservable input used in the fair value measurement of the common stock was the assessment of how market conditions affect the last traded price. Changes in market conditions or significant developments within the security or company could warrant a change in the fair value determination, of which none have occurred.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1%

Aerospace/Defense – 2.9%

Boeing (The) Co.	46,193	$3,966

Northrop Grumman Corp.	90,200	6,328

Raytheon Co.	151,800	8,924

Rolls-Royce Group PLC ADR *	15,005	1,291

United Technologies Corp.	43,805	4,093
		24,602

Agriculture – 1.1%

Archer-Daniels-Midland Co.	205,100	6,918

Philip Morris International, Inc.	22,000	2,040
		8,958

Apparel – 3.2%

Coach, Inc.	164,504	8,224

NIKE, Inc., Class B	246,926	14,571

Ralph Lauren Corp.	24,878	4,212
		27,007

Auto Manufacturers – 1.2%

General Motors Co. *	222,100	6,179

PACCAR, Inc.	69,000	3,488
		9,667

Auto Parts & Equipment – 0.8%

Johnson Controls, Inc.	202,500	7,102

Banks – 4.5%

Bank of New York Mellon (The) Corp.	229,100	6,412

Capital One Financial Corp.	71,000	3,901

Citigroup, Inc.	172,290	7,622

Goldman Sachs Group (The), Inc.	55,242	8,129

JPMorgan Chase & Co.	79,600	3,778

Morgan Stanley	165,278	3,633

Wells Fargo & Co.	115,000	4,254
		37,729

Beverages – 0.4%

Diageo PLC ADR	24,642	3,101

Biotechnology – 4.2%

Alexion Pharmaceuticals, Inc. *	40,660	3,746

Amgen, Inc.	44,260	4,537

Biogen Idec, Inc. *	48,756	9,406

Celgene Corp. *	37,001	4,289

Gilead Sciences, Inc. *	181,120	8,862

Illumina, Inc. *	9,791	529

Vertex Pharmaceuticals, Inc. *	72,464	3,984
		35,353

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Chemicals – 1.7%

E.I. du Pont de Nemours & Co.	129,200	$6,351

Monsanto Co.	57,768	6,102

Mosaic (The) Co.	37,000	2,206
		14,659

Commercial Services – 1.0%

Mastercard, Inc., Class A	16,194	8,763

Computers – 4.4%

Apple, Inc.	26,687	11,813

EMC Corp. *	446,354	10,663

International Business Machines Corp.	62,484	13,328

Teradata Corp. *	18,961	1,109
		36,913

Cosmetics/Personal Care – 1.5%

Estee Lauder (The) Cos., Inc., Class A	193,704	12,403

Diversified Financial Services – 0.5%

Visa, Inc., Class A	25,524	4,335

Electric – 1.1%

Edison International	129,400	6,511

NRG Energy, Inc.	90,000	2,384
		8,895

Environmental Control – 0.8%

Waste Management, Inc.	172,900	6,779

Food – 4.7%

Kraft Foods Group, Inc.	131,200	6,761

Mondelez International, Inc., Class A	539,133	16,503

Safeway, Inc.	177,762	4,684

Whole Foods Market, Inc.	128,580	11,154
		39,102

Healthcare – Products – 1.1%

Baxter International, Inc.	91,000	6,610

Cie Generale d’Optique Essilor International S.A. ADR	21,943	1,223

Intuitive Surgical, Inc. *	3,065	1,506
		9,339

Healthcare – Services – 1.0%

Quest Diagnostics, Inc.	102,800	5,803

UnitedHealth Group, Inc.	42,017	2,404
		8,207

Insurance – 7.0%

Allstate (The) Corp.	139,800	6,860

American International Group, Inc. *	185,000	7,182

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Insurance – 7.0% – continued

Aon PLC	85,000	$5,227

Hartford Financial Services Group, Inc.	334,000	8,617

Loews Corp.	90,100	3,971

Marsh & McLennan Cos., Inc.	175,100	6,649

MetLife, Inc.	155,000	5,893

Travelers (The) Cos., Inc.	79,300	6,676

Unum Group	288,900	8,161
		59,236

Internet – 4.4%

Amazon.com, Inc. *	25,901	6,902

Baidu, Inc. ADR *	18,296	1,605

eBay, Inc. *	59,484	3,225

Facebook, Inc., Class A *	98,181	2,512

Google, Inc., Class A *	12,169	9,663

LinkedIn Corp., Class A *	28,538	5,024

priceline.com, Inc. *	7,225	4,970

Rackspace Hosting, Inc. *	32,348	1,633

Splunk, Inc. *	38,023	1,522

Youku Tudou, Inc. ADR *	10,604	178
		37,234

Lodging – 0.0%

Marriott International, Inc., Class A - (Fractional Shares) *	9,000	–

Machinery – Diversified – 0.2%

Roper Industries, Inc.	15,931	2,028

Media – 2.7%

Time Warner, Inc.	86,000	4,956

Viacom, Inc., Class B	95,000	5,849

Walt Disney (The) Co.	215,934	12,265
		23,070

Metal Fabrication/Hardware – 0.6%

Precision Castparts Corp.	27,814	5,274

Mining – 1.3%

AngloGold Ashanti Ltd. ADR	255,000	6,005

Barrick Gold Corp.	158,500	4,660
		10,665

Miscellaneous Manufacturing – 0.4%

Ingersoll-Rand PLC	57,000	3,136

Office/Business Equipment – 0.8%

Xerox Corp.	777,100	6,683

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Oil & Gas – 7.0%

Apache Corp.	100,000	$7,716

Canadian Natural Resources Ltd.	257,800	8,283

Chevron Corp.	53,300	6,333

Concho Resources, Inc. *	36,381	3,545

ConocoPhillips	110,000	6,611

EOG Resources, Inc.	15,906	2,037

Marathon Oil Corp.	184,300	6,215

Occidental Petroleum Corp.	118,800	9,310

Talisman Energy, Inc.	703,100	8,613
		58,663

Oil & Gas Services – 1.6%

FMC Technologies, Inc. *	26,055	1,417

Halliburton Co.	204,100	8,248

Schlumberger Ltd.	48,983	3,668
		13,333

Pharmaceuticals – 10.2%

Abbott Laboratories	74,557	2,633

Allergan, Inc.	45,687	5,100

Bristol-Myers Squibb Co.	90,299	3,720

Cardinal Health, Inc.	138,700	5,773

Express Scripts Holding Co. *	216,311	12,470

Johnson & Johnson	188,468	15,366

Merck & Co., Inc.	143,500	6,347

Novo Nordisk A/S ADR	25,601	4,135

Perrigo Co.	12,787	1,518

Pfizer, Inc.	427,865	12,348

Sanofi ADR	132,500	6,768

Shire PLC ADR	45,649	4,171

Teva Pharmaceutical Industries Ltd. ADR	130,000	5,158
		85,507

Real Estate Investment Trusts – 0.4%

American Tower Corp.	39,336	3,026

Retail – 9.0%

Chipotle Mexican Grill, Inc. *	9,716	3,166

Costco Wholesale Corp.	130,486	13,846

CVS Caremark Corp.	338,019	18,588

Dunkin’ Brands Group, Inc.	76,964	2,839

Inditex S.A. ADR	182,855	4,852

Lowe’s Cos., Inc.	159,000	6,029

Lululemon Athletica, Inc. *	32,049	1,998

Nordstrom, Inc.	146,584	8,096

Target Corp.	128,962	8,828

TJX Cos., Inc.	108,690	5,081

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Retail – 9.0% – continued

Yum! Brands, Inc.	37,993	$2,733
		76,056

Semiconductors – 2.9%

Applied Materials, Inc.	231,800	3,124

ARM Holdings PLC ADR	61,198	2,593

Avago Technologies Ltd.	61,366	2,204

Intel Corp.	283,100	6,186

QUALCOMM, Inc.	156,472	10,476
		24,583

Software – 5.6%

Adobe Systems, Inc. *	208,652	9,078

CA, Inc.	369,655	9,304

Intuit, Inc.	39,724	2,608

Microsoft Corp.	220,300	6,303

Oracle Corp.	231,049	7,472

Red Hat, Inc. *	64,155	3,244

Salesforce.com, Inc. *	23,122	4,135

VMware, Inc., Class A *	41,362	3,263

Workday, Inc., Class A *	25,727	1,585
		46,992

Telecommunications – 5.5%

AT&T, Inc.	176,200	6,465

Cisco Systems, Inc.	617,000	12,901

Crown Castle International Corp. *	142,737	9,940

Motorola Solutions, Inc.	101,914	6,526

Verizon Communications, Inc.	141,600	6,960

Vodafone Group PLC ADR	123,800	3,517
		46,309

Transportation – 1.4%

Canadian Pacific Railway Ltd.	16,855	2,199

Kansas City Southern	22,035	2,443

Union Pacific Corp.	50,458	7,186
		11,828
Total Common Stocks
(Cost $665,101)		816,537

INVESTMENT COMPANIES – 3.6%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	30,376,528	30,376
Total Investment Companies
(Cost $30,376)		30,376

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.07%, 4/25/13 (3)	$1,080	$1,080
Total Short-Term Investments
(Cost $1,080)		1,080

Total Investments – 100.8%
(Cost $696,557)		847,993

Liabilities less Other Assets – (0.8)%		(6,600)
NET ASSETS – 100.0%		$841,393

(1)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $30,790,000 with net sales of approximately $414,000 during the fiscal year ended March 31, 2013.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Multi-Manager Large Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
S&P 500	23	$8,986	Long	6/13	$115

At March 31, 2013, the industry sectors (unaudited) for the Multi-Manager Large Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.6%
Consumer Staples	11.8
Energy	8.8
Financials	12.2
Health Care	16.9
Industrials	7.0
Information Technology	21.2
Materials	3.1
Telecommunication Services	3.3
Utilities	1.1

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued	MARCH 31, 2013

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Large Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$816,537	(1)	$ –	$–	$816,537
Investment Companies	30,376		–	–	30,376
Short-Term Investments	–		1,080	–	1,080
Total Investments	$846,913		$1,080	$–	$847,993

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$115		$ –	$–	$115

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013 there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7%

Aerospace/Defense – 1.5%

Exelis, Inc.	41,100	$447

L-3 Communications Holdings, Inc.	51,000	4,127

Northrop Grumman Corp.	51,100	3,585

Raytheon Co.	36,700	2,158

Triumph Group, Inc.	50,550	3,968
		14,285

Agriculture – 0.2%

Archer-Daniels-Midland Co.	58,700	1,980

Airlines – 0.6%

Delta Air Lines, Inc. *	259,750	4,288

SkyWest, Inc.	68,200	1,095
		5,383

Apparel – 0.8%

Coach, Inc.	60,023	3,000

Jones Group (The), Inc.	42,900	546

Under Armour, Inc., Class A *	77,673	3,977
		7,523

Auto Manufacturers – 0.2%

Oshkosh Corp. *	42,200	1,793

Auto Parts & Equipment – 1.2%

Autoliv, Inc.	28,600	1,977

Cooper Tire & Rubber Co.	91,000	2,335

Magna International, Inc., Class A	63,875	3,749

TRW Automotive Holdings Corp. *	59,500	3,273
		11,334

Banks – 5.4%

Banco Latinoamericano de Comercio Exterior S.A., Class E	57,900	1,433

Capital One Financial Corp.	20,200	1,110

East West Bancorp, Inc.	233,130	5,985

Fifth Third Bancorp	600,300	9,791

Huntington Bancshares, Inc.	410,200	3,031

KeyCorp	696,900	6,941

Regions Financial Corp.	1,094,150	8,961

Signature Bank *	99,774	7,858

State Street Corp.	51,200	3,025

SunTrust Banks, Inc.	106,725	3,075
		51,210

Beverages – 0.2%

Coca-Cola Enterprises, Inc.	42,375	1,564

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Biotechnology – 0.1%

United Therapeutics Corp. *	18,600	$1,132

Chemicals – 1.7%

A. Schulman, Inc.	16,800	530

Axiall Corp.	53,000	3,294

Cabot Corp.	40,400	1,382

CF Industries Holdings, Inc.	4,500	857

Huntsman Corp.	272,775	5,071

Sigma-Aldrich Corp.	55,337	4,298

Stepan Co.	3,071	194
		15,626

Coal – 0.4%

Peabody Energy Corp.	191,300	4,046

Commercial Services – 2.4%

Convergys Corp.	113,000	1,924

CoreLogic, Inc. *	81,250	2,101

PAREXEL International Corp. *	147,529	5,829

R.R. Donnelley & Sons Co.	94,600	1,140

SAIC, Inc.	50,900	690

TeleTech Holdings, Inc. *	69,400	1,472

Towers Watson & Co., Class A	57,525	3,988

United Rentals, Inc. *	90,675	4,984
		22,128

Computers – 3.6%

Cognizant Technology Solutions Corp.,

Class A *	106,775	8,180

IHS, Inc., Class A *	64,741	6,780

Lexmark International, Inc., Class A	52,200	1,378

MICROS Systems, Inc. *	102,903	4,683

Seagate Technology PLC	96,700	3,536

Sykes Enterprises, Inc. *	69,800	1,114

Teradata Corp. *	90,446	5,292

Western Digital Corp.	61,800	3,107
		34,070

Distribution/Wholesale – 1.8%

Fastenal Co.	157,893	8,108

Ingram Micro, Inc., Class A *	55,300	1,088

LKQ Corp. *	370,235	8,056
		17,252

Diversified Financial Services – 3.6%

Affiliated Managers Group, Inc. *	43,880	6,739

Aircastle Ltd.	138,300	1,892

Ameriprise Financial, Inc.	63,100	4,647

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Diversified Financial Services – 3.6% – continued

Discover Financial Services	124,825	$5,597

Evercore Partners, Inc., Class A	75,450	3,139

IntercontinentalExchange, Inc. *	38,805	6,328

Raymond James Financial, Inc.	109,525	5,049
		33,391

Electric – 3.6%

AES Corp.	251,800	3,165

Ameren Corp.	59,000	2,066

American Electric Power Co., Inc.	47,800	2,324

Cleco Corp.	118,450	5,571

CMS Energy Corp.	196,625	5,494

Entergy Corp.	53,600	3,390

NRG Energy, Inc.	243,325	6,446

Portland General Electric Co.	111,200	3,373

Public Service Enterprise Group, Inc.	67,800	2,328
		34,157

Electrical Components & Equipment – 1.0%

AMETEK, Inc.	169,599	7,354

Energizer Holdings, Inc.	24,100	2,403
		9,757

Electronics – 2.7%

Amphenol Corp., Class A	115,317	8,609

Avnet, Inc. *	125,700	4,550

Pulse Electronics Corp. *	33,600	14

TE Connectivity Ltd.	48,900	2,050

Tech Data Corp. *	39,800	1,815

Trimble Navigation Ltd. *	230,838	6,916

Vishay Intertechnology, Inc. *	76,700	1,044
		24,998

Engineering & Construction – 0.8%

EMCOR Group, Inc.	74,000	3,137

Engility Holdings, Inc. *	9,449	227

Tutor Perini Corp. *	98,100	1,893

URS Corp.	54,000	2,560
		7,817

Environmental Control – 1.3%

Clean Harbors, Inc. *	71,201	4,136

Stericycle, Inc. *	73,635	7,819
		11,955

Food – 4.4%

Fresh Del Monte Produce, Inc.	42,800	1,155

Ingredion, Inc.	32,150	2,325

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Food – 4.4% – continued

J.M. Smucker (The) Co.	105,121	$10,424

Kroger (The) Co.	212,700	7,049

McCormick & Co., Inc. (Non Voting)	59,964	4,410

Safeway, Inc.	164,400	4,332

Smithfield Foods, Inc. *	126,000	3,336

SUPERVALU, Inc.	67,800	342

Tyson Foods, Inc., Class A	312,975	7,768
		41,141

Forest Products & Paper – 0.8%

Boise, Inc.	149,600	1,296

International Paper Co.	126,150	5,876
		7,172

Gas – 0.6%

NiSource, Inc.	141,750	4,159

UGI Corp.	33,500	1,286
		5,445

Hand/Machine Tools – 0.5%

Lincoln Electric Holdings, Inc.	79,182	4,290

Healthcare – Products – 4.8%

Align Technology, Inc. *	74,223	2,487

Becton, Dickinson and Co.	43,300	4,140

Boston Scientific Corp. *	593,800	4,638

C.R. Bard, Inc.	25,711	2,591

CareFusion Corp. *	91,150	3,189

DENTSPLY International, Inc.	79,412	3,369

Edwards Lifesciences Corp. *	57,798	4,749

IDEXX Laboratories, Inc. *	50,486	4,664

Sirona Dental Systems, Inc. *	51,075	3,766

Varian Medical Systems, Inc. *	103,903	7,481

Zimmer Holdings, Inc.	55,900	4,205
		45,279

Healthcare – Services – 0.8%

Aetna, Inc.	74,300	3,798

Cigna Corp.	22,800	1,422

Community Health Systems, Inc.	22,600	1,071

LifePoint Hospitals, Inc. *	30,000	1,454
		7,745

Home Builders – 0.4%

MDC Holdings, Inc.	27,325	1,002

Ryland Group (The), Inc.	56,350	2,345
		3,347

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Home Furnishings – 0.8%

Harman International Industries, Inc.	33,800	$1,509

Whirlpool Corp.	50,585	5,992
		7,501

Household Products/Wares – 1.1%

American Greetings Corp., Class A	8,600	139

Avery Dennison Corp.	63,650	2,741

Church & Dwight Co., Inc.	120,842	7,810
		10,690

Housewares – 0.6%

Newell Rubbermaid, Inc.	229,175	5,981

Insurance – 6.3%

Aflac, Inc.	13,700	713

Allstate (The) Corp.	109,800	5,388

American Financial Group, Inc.	39,700	1,881

Aspen Insurance Holdings Ltd.	30,700	1,184

Assurant, Inc.	35,300	1,589

Endurance Specialty Holdings Ltd.	28,200	1,348

Everest Re Group Ltd.	23,100	3,000

Fidelity National Financial, Inc., Class A	209,500	5,286

Genworth Financial, Inc., Class A *	35,900	359

Hartford Financial Services Group, Inc.	46,200	1,192

HCC Insurance Holdings, Inc.	74,775	3,143

Lincoln National Corp.	358,650	11,696

Meadowbrook Insurance Group, Inc.	173,800	1,225

Montpelier Re Holdings Ltd.	33,200	865

PartnerRe Ltd.	10,700	996

Principal Financial Group, Inc.	97,400	3,314

Tower Group International Ltd.	140,701	2,596

Unum Group	195,225	5,515

Validus Holdings Ltd.	215,050	8,036
		59,326

Internet - 1.1%

F5 Networks, Inc. *	46,164	4,112

Symantec Corp. *	160,425	3,960

ValueClick, Inc. *	76,925	2,273
		10,345

Iron/Steel – 0.8%

Cliffs Natural Resources, Inc.	24,700	469

Nucor Corp.	100,300	4,629

Reliance Steel & Aluminum Co.	34,000	2,420
		7,518

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Leisure Time – 0.8%

Polaris Industries, Inc.	77,400	$7,159

Lodging – 0.0%

Marriott International, Inc., Class A - (Fractional Shares) *	34,801	–

Machinery – Construction & Mining – 0.5%

Hyster-Yale Materials Handling, Inc.	15,858	905

Terex Corp. *	116,700	4,017
		4,922

Machinery – Diversified – 2.9%

AGCO Corp.	127,050	6,622

Chart Industries, Inc. *	33,290	2,664

IDEX Corp.	96,485	5,154

NACCO Industries, Inc., Class A	7,929	423

Roper Industries, Inc.	54,167	6,896

Wabtec Corp.	53,219	5,434
		27,193

Media – 1.2%

FactSet Research Systems, Inc.	56,888	5,268

Gannett Co., Inc.	258,775	5,659
		10,927

Metal Fabrication/Hardware – 0.3%

Timken Co.	52,500	2,970

Mining – 0.0%

USEC, Inc. *	172,000	64

Miscellaneous Manufacturing – 0.6%

Eaton Corp. PLC	59,675	3,655

Trinity Industries, Inc.	51,500	2,335
		5,990

Office/Business Equipment – 0.4%

Xerox Corp.	462,550	3,978

Oil & Gas – 7.0%

Concho Resources, Inc. *	69,287	6,751

Energen Corp.	102,375	5,324

Hess Corp.	78,175	5,598

HollyFrontier Corp.	56,925	2,929

Marathon Petroleum Corp.	53,100	4,758

Murphy Oil Corp.	70,600	4,499

Oasis Petroleum, Inc. *	190,573	7,255

Patterson-UTI Energy, Inc.	227,925	5,434

Range Resources Corp.	62,168	5,038

Tesoro Corp.	44,100	2,582

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Oil & Gas – 7.0% – continued

Valero Energy Corp.	175,900	$8,002

Western Refining, Inc.	67,900	2,404

Whiting Petroleum Corp. *	111,100	5,648
		66,222

Oil & Gas Services – 1.4%

FMC Technologies, Inc. *	126,384	6,874

Oil States International, Inc. *	59,771	4,875

Superior Energy Services, Inc. *	45,927	1,193
		12,942

Packaging & Containers – 0.5%

Bemis Co., Inc.	76,900	3,104

Owens-Illinois, Inc. *	64,600	1,721
		4,825

Pharmaceuticals – 2.7%

Cardinal Health, Inc.	33,400	1,390

Catamaran Corp. *	97,822	5,187

Jazz Pharmaceuticals PLC *	58,825	3,289

McKesson Corp.	15,200	1,641

Omnicare, Inc.	106,325	4,330

Perrigo Co.	57,044	6,773

Questcor Pharmaceuticals, Inc.	35,500	1,155

USANA Health Sciences, Inc. *	33,000	1,595
		25,360

Real Estate – 0.4%

CBRE Group, Inc., Class A *	157,250	3,971

Real Estate Investment Trusts – 4.3%

BioMed Realty Trust, Inc.	236,600	5,110

Brandywine Realty Trust	637,575	9,468

Capstead Mortgage Corp.	83,900	1,075

CBL & Associates Properties, Inc.	193,475	4,566

CommonWealth REIT	62,000	1,391

Hospitality Properties Trust	104,400	2,865

Kilroy Realty Corp.	119,650	6,270

Lexington Realty Trust	258,800	3,054

MFA Financial, Inc.	179,200	1,670

Omega Healthcare Investors, Inc.	85,500	2,596

PennyMac Mortgage Investment Trust	79,100	2,048
		40,113

Retail – 7.4%

Abercrombie & Fitch Co., Class A	65,425	3,023

Bob Evans Farms, Inc.	22,700	967

Chipotle Mexican Grill, Inc. *	13,147	4,284

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Retail – 7.4% – continued

Copart, Inc. *	139,028	$4,766

Dick’s Sporting Goods, Inc.	124,192	5,874

Dillard’s, Inc., Class A	25,700	2,019

Foot Locker, Inc.	91,725	3,141

GameStop Corp., Class A	78,400	2,193

GNC Holdings, Inc., Class A	115,825	4,549

Kohl’s Corp.	68,300	3,151

Macy’s, Inc.	76,500	3,201

O’Reilly Automotive, Inc. *	75,058	7,697

Panera Bread Co., Class A *	52,727	8,713

RadioShack Corp.	109,800	369

Staples, Inc.	159,125	2,137

Tractor Supply Co.	86,729	9,031

Ulta Salon Cosmetics & Fragrance, Inc. *	53,001	4,302
		69,417

Semiconductors – 2.0%

Amkor Technology, Inc. *	242,600	970

Broadcom Corp., Class A	64,100	2,222

KLA-Tencor Corp.	67,500	3,560

Micron Technology, Inc. *	321,150	3,205

NXP Semiconductor N.V. *	169,050	5,116

Skyworks Solutions, Inc. *	185,425	4,085
		19,158

Software – 5.3%

ANSYS, Inc. *	93,735	7,632

CA, Inc.	127,000	3,196

Cerner Corp. *	102,341	9,697

Citrix Systems, Inc. *	82,867	5,980

Fidelity National Information Services, Inc.	125,825	4,985

Fiserv, Inc. *	74,357	6,531

Intuit, Inc.	103,459	6,792

Red Hat, Inc. *	101,304	5,122
		49,935

Telecommunications – 0.7%

Comtech Telecommunications Corp.	31,600	767

Corning, Inc.	108,700	1,448

Harris Corp.	53,900	2,498

USA Mobility, Inc.	41,200	547

Vonage Holdings Corp. *	416,700	1,204
		6,464

Textiles – 0.3%

Mohawk Industries, Inc. *	21,950	2,483

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Toys, Games & Hobbies – 0.1%

LeapFrog Enterprises, Inc. *	101,800	$871

Transportation – 1.6%

Genesee & Wyoming, Inc., Class A *	57,782	5,380

J.B. Hunt Transport Services, Inc.	55,952	4,168

Ryder System, Inc.	87,150	5,207
		14,755

Trucking & Leasing – 0.2%

AMERCO	13,366	2,320
Total Common Stocks
(Cost $707,407)		909,220
INVESTMENT COMPANIES – 1.7%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	15,969,814	15,970
Total Investment Companies
(Cost $15,970)		15,970

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT–TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.14%, 4/25/13 (3)	$995	$995
Total Short-Term Investments
(Cost $995)		995

Total Investments – 98.5%
(Cost $724,372)		926,185

Other Assets less Liabilities – 1.5%		14,336
NET ASSETS – 100.0%		$940,521

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $25,021,000 with net sales of approximately $9,051,000 during the fiscal year ended March 31, 2013.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Multi-Manager Mid Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P MidCap 400	43	$4,949	Long	6/13	$163

At March 31, 2013, the industry sectors (unaudited) for the Multi-Manager Mid Cap Fund were :

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	13.8%
Consumer Staples	6.2
Energy	9.1
Financials	20.5
Health Care	10.3
Industrials	15.9
Information Technology	15.8
Materials	3.9
Telecommunication Services	0.2
Utilities	4.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Mid Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$909,220	(1)	$ –	$–	$909,220
Investment Companies	15,970		–	–	15,970
Short-Term Investments	–		995	–	995
Total Investments	$925,190		$995	$–	$926,185

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued	MARCH 31, 2013

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

OTHER FINANCIAL INTRUMENTS
Assets
Futures Contracts	$163	$–	$–	$163

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0%

Advertising – 0.7%

Interpublic Group of (The) Cos., Inc.	31,600	$412

MDC Partners, Inc., Class A	153,445	2,481
		2,893

Aerospace/Defense – 2.4%

Alliant Techsystems, Inc.	30,300	2,195

Cubic Corp.	23,922	1,022

Curtiss-Wright Corp.	20,050	696

Embraer S.A. ADR *	10,700	382

Kaman Corp.	73,585	2,610

M/A-COM Technology Solutions

Holdings, Inc. *	59,085	949

Teledyne Technologies, Inc. *	36,583	2,869
		10,723

Airlines – 0.2%

JetBlue Airways Corp. *	127,200	878

Apparel – 0.5%

Quiksilver, Inc. *	373,300	2,266

Auto Parts & Equipment – 1.7%

Dorman Products, Inc.	47,500	1,768

Gentherm, Inc. *	166,748	2,731

Meritor, Inc. *	174,200	824

Miller Industries, Inc.	131,292	2,107
		7,430

Banks – 5.1%

Associated Banc-Corp.	72,500	1,101

Bank of the Ozarks, Inc.	30,450	1,350

CapitalSource, Inc.	282,300	2,716

Cass Information Systems, Inc.	30,268	1,273

Columbia Banking System, Inc.	48,700	1,070

Community Bank System, Inc.	35,100	1,040

First Horizon National Corp.	200,385	2,140

First Horizon National Corp. - (Fractional Shares) *	63,966	–

First Interstate Bancsystem, Inc.	79,537	1,496

FirstMerit Corp.	83,700	1,384

Fulton Financial Corp.	134,625	1,575

Iberiabank Corp.	20,750	1,038

Synovus Financial Corp.	343,200	951

Trustmark Corp.	41,550	1,039

Webster Financial Corp.	77,100	1,870

Westamerica Bancorporation	32,432	1,470

Wintrust Financial Corp.	28,559	1,058
		22,571

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Chemicals – 0.7%

Cabot Corp.	6,250	$214

Innophos Holdings, Inc.	16,668	909

Innospec, Inc.	11,300	500

Sensient Technologies Corp.	37,150	1,452

W.R. Grace & Co. *	3,000	233
		3,308

Commercial Services – 13.9%

Advisory Board (The) Co. *	68,340	3,589

Avis Budget Group, Inc. *	126,700	3,526

Brink’s (The) Co.	63,684	1,800

CBIZ, Inc. *	221,617	1,414

Chemed Corp.	38,070	3,045

Convergys Corp.	146,100	2,488

CoStar Group, Inc. *	45,785	5,012

DeVry, Inc.	28,200	895

ExlService Holdings, Inc. *	92,130	3,029

Global Cash Access Holdings, Inc. *	126,712	893

Global Payments, Inc.	28,400	1,410

Grand Canyon Education, Inc. *	98,982	2,513

Heidrick & Struggles International, Inc.	27,600	413

HMS Holdings Corp. *	54,390	1,477

Hudson Global, Inc. *	386,955	1,525

K12, Inc. *	47,089	1,135

KAR Auction Services, Inc.	123,957	2,483

Korn/Ferry International *	28,500	509

Manpower, Inc.	17,200	976

MAXIMUS, Inc.	76,775	6,140

Monro Muffler Brake, Inc.	46,900	1,862

PHH Corp. *	112,400	2,468

Rent-A-Center, Inc.	89,700	3,314

Ritchie Bros. Auctioneers, Inc.	80,382	1,744

Rollins, Inc.	134,135	3,293

Valassis Communications, Inc.	169,100	5,051
		62,004

Computers – 1.6%

CIBER, Inc. *	27,300	128

j2 Global, Inc.	79,500	3,117

LivePerson, Inc. *	62,860	854

Stratasys Ltd. *	19,009	1,411

Syntel, Inc.	27,090	1,829
		7,339

Distribution/Wholesale – 3.3%

Beacon Roofing Supply, Inc. *	69,540	2,688

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Distribution/Wholesale – 3.3% – continued

LKQ Corp. *	324,765	$7,067

MWI Veterinary Supply, Inc. *	27,130	3,588

Owens & Minor, Inc.	36,994	1,205
		14,548

Diversified Financial Services – 2.1%

Ellie Mae, Inc. *	61,600	1,482

Ellington Financial LLC	33,500	829

Financial Engines, Inc.	45,135	1,635

Nelnet, Inc., Class A	50,718	1,714

Portfolio Recovery Associates, Inc. *	23,588	2,994

WageWorks, Inc. *	36,330	909
		9,563

Electric – 2.0%

El Paso Electric Co.	36,700	1,235

Great Plains Energy, Inc.	105,600	2,449

NRG Energy, Inc.	72,823	1,929

Portland General Electric Co.	61,700	1,871

UNS Energy Corp.	30,450	1,490
		8,974

Electrical Components & Equipment – 0.5%

Belden, Inc.	46,181	2,385

Electronics – 1.4%

CTS Corp.	66,547	695

FARO Technologies, Inc. *	25,075	1,088

Gentex Corp.	63,993	1,280

National Instruments Corp.	90,785	2,973
		6,036

Engineering & Construction – 0.5%

Aegion Corp. *	8,404	195

Mistras Group, Inc. *	78,740	1,906

Tutor Perini Corp. *	15,100	291
		2,392

Entertainment – 0.9%

Cinemark Holdings, Inc.	29,200	859

Lakes Entertainment, Inc. *	53,400	155

Six Flags Entertainment Corp.	43,856	3,179
		4,193

Environmental Control – 0.3%

ADA-ES, Inc. *	44,290	1,177

Food – 1.9%

Calavo Growers, Inc.	69,800	2,009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Food – 1.9% – continued

Fresh Market (The), Inc. *	50,550	$2,162

Overhill Farms, Inc. *	390,452	1,542

Pinnacle Foods, Inc. *	19,600	435

United Natural Foods, Inc. *	46,939	2,310
		8,458

Forest Products & Paper – 0.9%

Buckeye Technologies, Inc.	52,933	1,586

Schweitzer-Mauduit International, Inc.	58,850	2,279
		3,865

Healthcare – Products – 2.6%

Abaxis, Inc.	40,780	1,930

Cepheid, Inc. *	69,192	2,655

Globus Medical, Inc., Class A *	61,300	900

Meridian Bioscience, Inc.	38,006	867

MiMedx Group, Inc. *	57,406	292

Techne Corp.	24,480	1,661

West Pharmaceutical Services, Inc.	47,850	3,107
		11,412

Healthcare – Services – 3.1%

Bio-Reference Labs, Inc. *	138,560	3,600

Health Management Associates, Inc., Class A *	126,200	1,624

IPC The Hospitalist Co., Inc. *	80,545	3,583

LifePoint Hospitals, Inc. *	53,300	2,583

MEDNAX, Inc. *	28,185	2,526
		13,916

Home Furnishings – 0.0%

Furniture Brands International, Inc. *	149,800	150

Household Products/Wares – 0.2%

Helen of Troy Ltd. *	27,900	1,070

Housewares – 0.3%

Libbey, Inc. *	10,700	207

Toro (The) Co.	23,638	1,088
		1,295

Insurance – 5.1%

American Equity Investment Life Holding Co.	116,977	1,742

Argo Group International Holdings Ltd.	42,900	1,775

Aspen Insurance Holdings Ltd.	42,300	1,632

Assurant, Inc.	10,400	468

CNO Financial Group, Inc.	294,900	3,377

Endurance Specialty Holdings Ltd.	68,350	3,268

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Insurance – 5.1% – continued

Global Indemnity PLC *	83,923	$1,947

Horace Mann Educators Corp.	72,900	1,520

Montpelier Re Holdings Ltd.	42,300	1,102

National Western Life Insurance Co., Class A	1,300	229

Primerica, Inc.	24,200	793

Protective Life Corp.	39,550	1,416

StanCorp Financial Group, Inc.	29,096	1,244

Symetra Financial Corp.	155,810	2,089
		22,602

Internet – 4.0%

Boingo Wireless, Inc. *	76,300	421

comScore, Inc. *	77,372	1,298

Dealertrack Technologies, Inc. *	167,305	4,916

InterActiveCorp	56,700	2,533

Liquidity Services, Inc. *	62,100	1,851

Shutterfly, Inc. *	39,270	1,735

SPS Commerce, Inc. *	43,358	1,850

ValueClick, Inc. *	106,765	3,155
		17,759

Investment Companies – 0.3%

Hercules Technology Growth Capital, Inc.	126,437	1,549

Media – 0.1%

Dolan (The) Co. *	140,436	336

Metal Fabrication/Hardware – 0.4%

CIRCOR International, Inc.	40,100	1,704

Mining – 0.9%

Compass Minerals International, Inc.	21,865	1,725

Horsehead Holding Corp. *	81,900	891

Noranda Aluminum Holding Corp.	155,600	699

U.S. Antimony Corp. *	327,900	567
		3,882

Miscellaneous Manufacturing – 1.1%

Actuant Corp., Class A	55,100	1,687

Proto Labs, Inc. *	68,172	3,347
		5,034

Oil & Gas – 1.5%

Berry Petroleum Co., Class A	34,700	1,606

Bonanza Creek Energy, Inc. *	52,600	2,034

Cobalt International Energy, Inc. *	27,200	767

Oasis Petroleum, Inc. *	21,900	834

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Oil & Gas – 1.5% – continued

Stone Energy Corp. *	63,200	$1,375

		6,616

Oil & Gas Services – 0.6%

Dril-Quip, Inc. *	30,450	2,654

Packaging & Containers – 0.7%

Silgan Holdings, Inc.	70,482	3,330

Pharmaceuticals – 2.3%

Akorn, Inc. *	117,300	1,622

Catamaran Corp. *	48,760	2,586

Neogen Corp. *	75,536	3,744

PharMerica Corp. *	62,000	868

Questcor Pharmaceuticals, Inc.	49,250	1,603
		10,423

Real Estate – 0.5%

Howard Hughes (The) Corp. *	25,200	2,112

Real Estate Investment Trusts – 4.0%

Brandywine Realty Trust	103,230	1,533

CapLease, Inc.	61,000	389

CubeSmart	67,900	1,073

CYS Investments, Inc.	270,390	3,174

DuPont Fabros Technology, Inc.	48,500	1,177

EPR Properties	27,500	1,431

Geo Group (The), Inc.	36,603	1,377

Government Properties Income Trust	37,268	959

Granite Real Estate Investment Trust	18,400	703

Hatteras Financial Corp.	33,950	931

LTC Properties, Inc.	27,750	1,130

Medical Properties Trust, Inc.	141,000	2,262

Starwood Property Trust, Inc.	56,900	1,580
		17,719

Retail – 6.6%

BJ’s Restaurants, Inc. *	35,810	1,192

Bob Evans Farms, Inc.	57,628	2,456

Brown Shoe Co., Inc.	49,600	794

Buffalo Wild Wings, Inc. *	21,370	1,871

Casey’s General Stores, Inc.	24,900	1,452

Cash America International, Inc.	86,852	4,557

Cato (The) Corp., Class A	19,200	463

CEC Entertainment, Inc.	36,050	1,181

Cheesecake Factory (The), Inc.	53,700	2,073

Finish Line (The), Inc., Class A	67,263	1,318

Hibbett Sports, Inc. *	40,740	2,292

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Retail – 6.6% – continued

Regis Corp.	60,895	$1,108

Rush Enterprises, Inc., Class A *	71,900	1,734

Stage Stores, Inc.	35,174	910

Steinway Musical Instruments, Inc. *	38,260	919

Texas Roadhouse, Inc.	66,550	1,344

Tilly’s, Inc., Class A *	93,662	1,191

World Fuel Services Corp.	44,300	1,760

Zumiez, Inc. *	29,540	676
		29,291

Savings & Loans – 0.4%

First Financial Holdings, Inc.	22,000	461

First Niagara Financial Group, Inc.	47,900	424

HomeStreet, Inc. *	1,200	27

Washington Federal, Inc.	47,150	825
		1,737

Semiconductors – 2.9%

Cabot Microelectronics Corp. *	32,445	1,127

Cavium, Inc. *	50,780	1,971

Cypress Semiconductor Corp. *	57,282	632

Intersil Corp., Class A	188,798	1,644

ON Semiconductor Corp. *	165,400	1,370

Power Integrations, Inc.	37,395	1,623

Semtech Corp. *	82,950	2,936

Skyworks Solutions, Inc. *	73,800	1,626
		12,929

Shipbuilding – 1.0%

Huntington Ingalls Industries, Inc.	81,250	4,333

Software – 7.9%

ACI Worldwide, Inc. *	47,215	2,307

Advent Software, Inc. *	19,280	539

ANSYS, Inc. *	35,700	2,907

athenahealth, Inc. *	25,741	2,498

Blackbaud, Inc.	40,774	1,208

Bottomline Technologiess de, Inc. *	46,540	1,327

Broadridge Financial Solutions, Inc.	46,100	1,145

Concur Technologies, Inc. *	24,802	1,703

Digi International, Inc. *	105,180	939

Ebix, Inc.	109,564	1,777

EPAM Systems, Inc. *	78,840	1,832

Greenway Medical Technologies *	118,320	1,881

InnerWorkings, Inc. *	191,955	2,906

Pegasystems, Inc.	30,220	849

Progress Software Corp. *	18,000	410

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Software – 7.9% – continued

RealPage, Inc. *	43,420	$899

SciQuest, Inc. *	67,995	1,635

Tangoe, Inc. *	116,490	1,443

Ultimate Software Group, Inc. *	55,510	5,782

Verint Systems, Inc. *	39,621	1,448
		35,435

Storage/Warehousing – 0.5%

Mobile Mini, Inc. *	71,340	2,100

Telecommunications – 3.7%

8X8, Inc. *	252,360	1,729

Arris Group, Inc. *	160,200	2,750

Aruba Networks, Inc. *	76,020	1,881

Comverse, Inc. *	35,630	999

InterDigital, Inc.	49,700	2,377

Loral Space & Communications, Inc.	52,945	3,276

NICE Systems Ltd. ADR *	12,400	457

Plantronics, Inc.	63,100	2,788

Symmetricom, Inc. *	75,500	343
		16,600

Transportation – 3.7%

Atlas Air Worldwide Holdings, Inc. *	54,300	2,213

Bristow Group, Inc.	31,200	2,057

Con-way, Inc.	100,500	3,539

Echo Global Logistics, Inc. *	160,455	3,549

Forward Air Corp.	25,965	968

Gulfmark Offshore, Inc., Class A	23,200	904

Roadrunner Transportation Systems, Inc. *	68,800	1,583

Tidewater, Inc.	36,908	1,864
		16,677
Total Common Stocks
(Cost $336,624)		423,668

INVESTMENT COMPANIES – 5.4%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)(2)	23,991,687	23,992
Total Investment Companies
(Cost $23,992)		23,992

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.14%, 4/25/13 (3)	$565	$565
Total Short-Term Investments
(Cost $565)		565

Total Investments – 100.5%
(Cost $361,181)		448,225

Liabilities less Other Assets – (0.5)%		(2,222)
NET ASSETS – 100.0%		$446,003

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $21,078,000 with net puchases of approximately $2,914,000 during the fiscal year ended March 31, 2013.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the Multi-Manager Small Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini Index	78	$7,401	Long	6/13	$106

At March 31, 2013, the industry sectors (unaudited) for the Multi-Manager Small Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.2%
Consumer Staples	2.3
Energy	3.7
Financials	19.2
Health Care	11.7
Industrials	17.5
Information Technology	25.1
Materials	3.7
Telecommunication Services	0.5
Utilities	2.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Small Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$423,668	(1)	$ –	$–	$423,668
Investment Companies	23,992		–	–	23,992

Short-Term Investments	–		565	–	565
Total Investments	$447,660		$565	$–	$448,225

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$106		$ –	$–	$106

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.3%

Commercial Mortgage-Backed Securities – 0.4%

GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.79%, 8/10/45	$2,730	$2,744

Home Equity – 0.0%

Option One Mortgage Loan Trust, Series 2007-1, Class 2A2, 0.30%, 1/25/37	613	396

Other – 0.3%

Ameriquest Mortgage Securities, Inc., Asset Backed Pass-Through Certificates, Series 2005-R11, Class M1, 0.65%, 1/25/36	300	257

Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.10%, 5/25/35	225	215

DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.11%, 3/15/16 (1)	500	503

First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4, 0.35%, 7/25/36	408	379

Fremont Home Loan Trust, Series 2006-D, Series 2A3, 0.35%, 11/25/36	1,283	555

Sierra Timeshare Receivables Funding LLC, Series 2011-3A, Class C, 9.31%, 7/20/28 (1)(2)	556	576
		2,485

Whole Loan – 1.6%

American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.95%, 9/25/45	438	420

American Home Mortgage Investment Trust, Series 2006-1, Class 11A1, 0.34%, 3/25/46	291	232

Banc of America Mortgage Trust, Series 2005-A, Class 2A1, 2.93%, 2/25/35	96	95

Citimortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.00%, 7/25/36	185	160

Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.41%, 5/25/35	633	479

Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.25%, 7/25/36	550	379

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.3% – continued

Whole Loan – 1.6% – continued

Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.71%, 4/25/35	$1,366	$847

Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-13, Class A3, 5.50%, 6/25/35	823	825

Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3, 0.54%, 3/25/35	510	337

GMAC Mortgage Loan Trust, Series 2005-AR3, Class 2A1, 3.40%, 6/19/35	630	618

GMAC Mortgage Loan Trust, Series 2005-AR4, Class 3A1, 3.59%, 7/19/35	658	606

GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 3.05%, 7/25/35	260	239

GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.00%, 9/25/36	324	283

JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 5.09%, 3/25/36	212	180

Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.70%, 1/25/36	236	161

Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.50%, 2/25/36	360	361

Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.50%, 9/25/37	488	417

Lehman XS Trust, Series 2007-10H, Class 1A11, 0.32%, 7/25/37	270	168

MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.76%, 3/25/35	544	450

MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class l2A1, 0.36%, 1/25/47	857	599

Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A7, 6.00%, 3/25/37	783	584

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.3% – continued

Whole Loan – 1.6% – continued

New York Mortgage Trust, Series 2006-1, Class 2A2, 2.91%, 5/25/36	$261	$226

RALI Trust, Series 2006-QS6, Class 1A16, 6.00%, 6/25/36	741	611

Residential Asset Securitization Trust, Series 2006-A2, Class A11, 6.00%, 1/25/46	593	486

RFMSI Trust, Series 2006-S1, Class 1A3, 5.75%, 1/25/36	593	613

Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.51%, 7/25/35	554	414

WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.57%, 9/25/46	538	473

WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.94%, 4/25/47	246	211

Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.14%, 8/25/46	875	561
		12,035
Total Asset-Backed Securities
(Cost $15,847)		17,660

CONVERTIBLE BONDS – 3.7%

Apparel – 0.2%

Iconix Brand Group, Inc., 2.50%, 6/1/16 (1)	1,395	1,554

Auto Manufacturers – 0.5%

Ford Motor Co., 4.25%, 11/15/16	2,465	3,956

Biotechnology – 0.1%

Gilead Sciences, Inc., 1.63%, 5/1/16	150	326

Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15	200	240
		566

Coal – 0.1%

Peabody Energy Corp., 4.75%, 12/15/41	1,340	1,094

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 3.7% – continued

Computers – 0.0%

SanDisk Corp., 1.50%, 8/15/17	$220	$282

Home Builders – 0.7%

KB Home, 1.38%, 2/1/19	570	630

Lennar Corp., 2.00%, 12/1/20 (1)	105	158

2.75%, 12/15/20 (1)	70	135

3.25%, 11/15/21 (1)(2)	1,165	2,183

Ryland Group (The), Inc., 1.63%, 5/15/18	495	736

Standard Pacific Corp., 1.25%, 8/1/32	1,105	1,439
		5,281

Iron/Steel – 0.1%

Steel Dynamics, Inc., 5.13%, 6/15/14	320	360

United States Steel Corp., 2.75%, 4/1/19	345	350
		710

Miscellaneous Manufacturing – 0.4%

Trinity Industries, Inc., 3.88%, 6/1/36	2,210	2,685

Oil & Gas – 0.4%

Chesapeake Energy Corp., 2.75%, 11/15/35	2,805	2,802

2.50%, 5/15/37	630	603
		3,405

Pharmaceuticals – 0.1%

Mylan, Inc., 3.75%, 9/15/15	155	341

Real Estate Investment Trusts – 0.1%

iStar Financial, Inc., 3.00%, 11/15/16	585	684

Redwood Trust, Inc., 4.63%, 4/15/18	200	220
		904

Semiconductors – 0.8%

Intel Corp., 2.95%, 12/15/35	4,310	4,558

Micron Technology, Inc., 2.38%, 5/1/32 (1)	1,075	1,326

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 3.7% – continued

Semiconductors – 0.8% – continued

Xilinx, Inc., 2.63%, 6/15/17	$35	$50
		5,934

Telecommunications – 0.2%

Axtel S.A.B. de C.V., 7.00%, 1/31/20 (1)(2)(3)	824	64

Ciena Corp., 4.00%, 3/15/15 (1)	315	349

3.75%, 10/15/18 (1)	240	272

Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 (1)	320	354

Level 3 Communications, Inc., 7.00%, 3/15/15	485	562
		1,601
Total Convertible Bonds
(Cost $23,131)		28,313

CORPORATE BONDS – 72.9%

Advertising – 0.3%

Visant Corp., 10.00%, 10/1/17	2,880	2,628

Aerospace/Defense – 0.6%

Meccanica Holdings USA, Inc., 7.38%, 7/15/39 (1)	2,400	2,262

6.25%, 1/15/40 (1)	1,400	1,231

TransDigm, Inc., 7.75%, 12/15/18	850	933
		4,426

Agriculture – 0.7%

North Atlantic Trading Co., 11.50%, 7/15/16 (1)	5,370	5,625

Airlines – 0.6%

Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18	415	417

Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.80%, 8/2/18	598	625

Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.90%, 4/19/22	109	117

Continental Airlines, Inc., 6.75%, 9/15/15 (1)	555	581

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Airlines – 0.6% – continued

UAL Pass Through Trust, Series 2009-2A, 9.75%, 1/15/17	$419	$487

US Airways Pass Through Trust, Series 2012-1, Class B, 8.00%, 10/1/19	880	970

US Airways Pass Through Trust, Series 2012-1, Class C, 9.13%, 10/1/15	1,550	1,666
		4,863

Apparel – 0.4%

Jones Group (The), Inc., 6.13%, 11/15/34	3,485	2,967

Auto Manufacturers – 0.1%

Ford Motor Co., 9.98%, 2/15/47	255	367

Navistar International Corp., 8.25%, 11/1/21	535	545
		912

Auto Parts & Equipment – 0.3%

Goodyear Tire & Rubber (The) Co., 6.50%, 3/1/21	1,690	1,743

7.00%, 3/15/28	80	80

Lear Corp., 4.75%, 1/15/23 (1)(2)	605	590
		2,413

Banks – 1.9%

Ally Financial, Inc., 5.50%, 2/15/17	295	319

6.25%, 12/1/17	2,560	2,863

8.00%, 3/15/20	1,245	1,544

7.50%, 9/15/20	695	848

8.00%, 11/1/31	666	842

CIT Group, Inc., 5.00%, 5/15/17	400	429

5.25%, 3/15/18	675	729

6.63%, 4/1/18 (1)	2,055	2,343

5.50%, 2/15/19 (1)	2,715	2,980

Morgan Stanley, 8.00%, 5/9/17 (4)	1,300	1,491
		14,388

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Building Materials – 0.5%

Associated Materials LLC/AMH New Finance, Inc., 9.13%, 11/1/17	$225	$240

Masco Corp., 6.13%, 10/3/16	340	380

USG Corp., 9.75%, 1/15/18	1,705	2,021

8.38%, 10/15/18 (1)	870	961
		3,602

Chemicals – 2.4%

Hercules, Inc., 6.50%, 6/30/29	1,960	1,803

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.88%, 2/1/18	535	554

9.00%, 11/15/20	30	28

Huntsman International LLC, 8.63%, 3/15/20	315	352

4.88%, 11/15/20 (1)(2)	200	202

8.63%, 3/15/21	1,520	1,710

Momentive Performance Materials, Inc., 8.88%, 10/15/20	2,775	2,858

10.00%, 10/15/20	1,595	1,595

9.00%, 1/15/21	3,695	2,771

PQ Corp., 8.75%, 5/1/18 (1)(2)	2,470	2,631

Reichhold Industries, Inc., 9.00%, 5/8/17 (1)(2)	1,005	792

Tronox Finance LLC, 6.38%, 8/15/20 (1)	2,765	2,682

US Coatings Acquisition, Inc./Flash Dutch 2 B.V., 7.38%, 5/1/21 (1)(2)	405	426
		18,404

Coal – 2.8%

Alpha Natural Resources, Inc., 9.75%, 4/15/18	425	456

6.00%, 6/1/19	448	413

6.25%, 6/1/21	130	117

Arch Coal, Inc., 9.88%, 6/15/19 (1)(2)	550	564

7.25%, 10/1/20	458	412

7.25%, 6/15/21	3,725	3,343

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Coal – 2.8% – continued

Foresight Energy LLC/Foresight Energy Corp., 9.63%, 8/15/17 (1)	$10,000	$10,825

Peabody Energy Corp., 6.00%, 11/15/18	2,520	2,678

6.25%, 11/15/21	2,100	2,184

Walter Energy, Inc., 8.50%, 4/15/21 (1)(2)	530	543
		21,535

Commercial Services – 3.3%

American Residential Services LLC, 12.00%, 4/15/15 (1)(2)	725	716

Brickman Group Holdings, Inc., 9.13%, 11/1/18 (1)	2,110	2,295

Ceridian Corp., 12.25%, 11/15/15	2,050	2,119

8.88%, 7/15/19 (1)	580	675

Emergency Medical Services Corp., 8.13%, 6/1/19 (1)	5,455	5,987

Hertz (The) Corp., 5.88%, 10/15/20	495	522

Iron Mountain, Inc., 7.75%, 10/1/19	505	561

5.75%, 8/15/24	920	919

Jaguar Holding Co. I, 9.38%, 10/15/17 (1)	370	397

Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/1/19 (1)	810	930

Knowledge Universe Education LLC, 7.75%, 2/1/15 (1)	510	500

R.R. Donnelley & Sons Co., 7.25%, 5/15/18	1,892	1,989

8.25%, 3/15/19	2,070	2,236

7.63%, 6/15/20	1,635	1,702

7.88%, 3/15/21	855	891

ServiceMaster Co., 8.00%, 2/15/20	570	611

7.00%, 8/15/20 (1)(2)	215	223

7.45%, 8/15/27	1,535	1,328

TransUnion Holding Co., Inc., 9.63%, 6/15/18	290	315

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Commercial Services – 3.3% – continued

United Rentals N.A., Inc., 8.25%, 2/1/21	$305	$345
		25,261

Computers – 0.3%

SunGard Data Systems, Inc., 7.38%, 11/15/18	260	278

6.63%, 11/1/19 (1)	1,325	1,368

7.63%, 11/15/20	260	282
		1,928

Distribution/Wholesale – 0.9%

VWR Funding, Inc., 7.25%, 9/15/17 (1)	6,265	6,633

Diversified Financial Services – 2.9%

General Motors Financial Co., Inc., 4.75%, 8/15/17 (1)	1,375	1,434

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 7.75%, 1/15/16	1,515	1,577

8.00%, 1/15/18	2,650	2,836

International Lease Finance Corp., 8.63%, 9/15/15	245	279

8.75%, 3/15/17	1,535	1,806

8.88%, 9/1/17	3,690	4,437

6.25%, 5/15/19	475	520

Jefferies Group LLC, 6.50%, 1/20/43	1,300	1,386

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.38%, 10/1/17 (1)	975	1,019

Residential Capital LLC, 9.63%, 5/15/15 (5)	1,460	1,591

Springleaf Finance Corp., 5.75%, 9/15/16	715	719

6.50%, 9/15/17	300	298

6.90%, 12/15/17	4,300	4,322
		22,224

Electric – 2.6%

CMS Energy Corp., 6.55%, 7/17/17	530	633

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.00%, 10/1/21	600	665

11.75%, 3/1/22 (1)	10,175	11,701

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Electric – 2.6% – continued

Ipalco Enterprises, Inc., 7.25%, 4/1/16 (1)	$975	$1,095

5.00%, 5/1/18	265	286

NRG Energy, Inc., 7.63%, 1/15/18	1,050	1,195

8.25%, 9/1/20	2,075	2,342

7.88%, 5/15/21	1,830	2,036
		19,953

Entertainment – 1.9%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 9.13%, 8/1/18	640	717

5.25%, 3/15/21 (1)(2)	530	527

Graton Economic Development Authority, 9.63%, 9/1/19 (1)	1,680	1,881

Mohegan Tribal Gaming Authority, 10.50%, 12/15/16 (1)	275	271

11.00%, 9/15/18 (1)	2,135	1,863

Peninsula Gaming LLC/Peninsula Gaming Corp., 8.38%, 2/15/18 (1)	1,285	1,359

Penn National Gaming, Inc., 8.75%, 8/15/19	2,940	3,322

Pinnacle Entertainment, Inc., 7.75%, 4/1/22	1,045	1,122

Seminole Indian Tribe of Florida, 7.75%, 10/1/17 (1)	575	621

WMG Acquisition Corp., 6.00%, 1/15/21 (1)	2,641	2,766
		14,449

Food – 1.0%

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15	4,740	4,758

Post Holdings, Inc., 7.38%, 2/15/22	1,535	1,679

SUPERVALU, Inc., 8.00%, 5/1/16	620	645

U.S. Foods, Inc., 8.50%, 6/30/19 (1)	272	288
		7,370

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Hand/Machine Tools – 0.1%

Thermadyne Holdings Corp., 9.00%, 12/15/17	$400	$436

Healthcare – Products – 1.9%

Biomet, Inc., 6.50%, 8/1/20 (1)	7,035	7,466

6.50%, 10/1/20 (1)(2)	1,230	1,264

DJO Finance LLC/DJO Finance Corp., 7.75%, 4/15/18	180	184

9.88%, 4/15/18	1,900	2,085

Hologic, Inc., 6.25%, 8/1/20	405	431

Physio-Control International, Inc., 9.88%, 1/15/19 (1)	2,570	2,898
		14,328

Healthcare – Services – 4.0%

CDRT Holding Corp., 9.25%, 10/1/17 (1)(2)	500	519

Community Health Systems, Inc., 5.13%, 8/15/18	1,625	1,702

8.00%, 11/15/19	70	77

DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	640	665

Fresenius Medical Care US Finance II, Inc., 5.63%, 7/31/19 (1)	595	653

5.88%, 1/31/22 (1)	210	234

Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (1)	835	952

HCA Holdings, Inc., 6.25%, 2/15/21	705	752

HCA, Inc., 4.75%, 5/1/23	2,110	2,099

7.50%, 12/15/23	260	278

8.36%, 4/15/24	680	762

7.69%, 6/15/25	1,310	1,398

7.58%, 9/15/25	240	250

7.05%, 12/1/27	70	69

7.50%, 11/6/33	1,940	1,979

7.75%, 7/15/36	420	420

Health Management Associates, Inc., 7.38%, 1/15/20	765	840

IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19	550	578

Radiation Therapy Services, Inc., 8.88%, 1/15/17	6,000	5,850

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Healthcare – Services – 4.0% – continued

ResCare, Inc., 10.75%, 1/15/19	$1,360	$1,537

Symbion, Inc., 8.00%, 6/15/16	500	529

Tenet Healthcare Corp., 6.25%, 11/1/18	870	966

6.75%, 2/1/20	665	715

4.75%, 6/1/20 (1)	400	402

4.50%, 4/1/21 (1)(2)	615	603

6.88%, 11/15/31	1,725	1,578

United Surgical Partners International, Inc., 9.00%, 4/1/20	3,925	4,445
		30,852

Holding Companies – Diversified – 1.3%

Harbinger Group, Inc., 7.88%, 7/15/19 (1)	9,230	9,738

Home Builders – 1.6%

Beazer Homes USA, Inc., 9.13%, 6/15/18	885	951

9.13%, 5/15/19	420	453

D.R. Horton, Inc., 4.38%, 9/15/22	415	408

K Hovnanian Enterprises, Inc., 5.00%, 11/1/21	1,520	1,399

KB Home, 7.25%, 6/15/18	1,420	1,562

8.00%, 3/15/20	945	1,089

7.50%, 9/15/22	595	668

Lennar Corp., 4.75%, 12/15/17	850	890

4.75%, 11/15/22 (1)(2)	1,220	1,196

PulteGroup, Inc., 7.88%, 6/15/32	2,545	2,812

6.38%, 5/15/33	390	392

6.00%, 2/15/35	290	278

Standard Pacific Corp., 8.38%, 1/15/21	240	284
		12,382

Home Furnishings – 0.2%

Sealy Mattress Co., 8.25%, 6/15/14	1,780	1,787

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Household Products/Wares – 2.0%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.50%, 5/15/18	$800	$841

9.00%, 4/15/19	510	539

7.88%, 8/15/19	1,480	1,632

9.88%, 8/15/19	2,300	2,521

5.75%, 10/15/20	1,485	1,513

6.88%, 2/15/21	670	713

8.25%, 2/15/21	3,045	3,136

Spectrum Brands Escrow Corp., 6.38%, 11/15/20 (1)	2,150	2,309

6.63%, 11/15/22 (1)	2,150	2,333
		15,537

Internet – 1.9%

Ancestry.com, Inc., 11.00%, 12/15/20 (1)	5,850	6,347

Equinix, Inc., 5.38%, 4/1/23	510	517

GXS Worldwide, Inc., 9.75%, 6/15/15	7,820	8,113
		14,977

Iron/Steel – 1.3%

ArcelorMittal, 7.50%, 10/15/39	450	463

Edgen Murray Corp., 8.75%, 11/1/20 (1)	2,680	2,780

Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17 (1)	5,240	5,725

United States Steel Corp., 6.65%, 6/1/37	1,514	1,393
		10,361

Lodging – 2.5%

Boyd Gaming Corp., 7.13%, 2/1/16	260	262

Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	7,000	7,446

9.00%, 2/15/20 (1)(2)	220	222

Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.00%, 2/15/20 (1)(2)	365	367

9.00%, 2/15/20 (1)	360	362

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Lodging – 2.5% – continued

CityCenter Holdings LLC/CityCenter Finance Corp., 7.63%, 1/15/16	$1,035	$1,112

MGM Resorts International, 7.63%, 1/15/17	520	577

6.75%, 10/1/20 (1)	955	1,012

6.63%, 12/15/21	1,340	1,405

7.75%, 3/15/22	3,455	3,835

Station Casinos LLC, 7.50%, 3/1/21 (1)(2)	1,700	1,747

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	841	943
		19,290

Machinery – Construction & Mining – 0.1%

Terex Corp., 6.50%, 4/1/20	430	459

6.00%, 5/15/21	535	563
		1,022

Machinery – Diversified – 0.4%

Case New Holland, Inc., 7.88%, 12/1/17	1,400	1,638

Cleaver-Brooks, Inc., 8.75%, 12/15/19 (1)	740	798

Manitowoc (The) Co., Inc., 8.50%, 11/1/20	465	526
		2,962

Media – 5.0%

AMC Networks, Inc., 7.75%, 7/15/21	365	413

CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	1,320	1,424

7.00%, 1/15/19	1,060	1,142

8.13%, 4/30/20	250	279

5.25%, 3/15/21 (1)(2)	585	581

5.25%, 9/30/22	245	241

5.13%, 2/15/23	550	534

5.75%, 9/1/23 (1)(2)	645	647

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (1)	1,420	1,473

Clear Channel Communications, Inc., 5.50%, 9/15/14	3,700	3,626

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Media – 5.0% – continued

10.75%, 8/1/16	$655	$506

11.25%, 3/1/21 (1)(2)	1,042	1,068

Clear Channel Worldwide Holdings, Inc., 7.63%, 3/15/20	4,170	4,353

7.63%, 3/15/20	2,830	2,926

6.50%, 11/15/22 (1)(2)	985	1,039

6.50%, 11/15/22 (1)(2)	365	381

CSC Holdings LLC, 7.63%, 7/15/18	565	656

6.75%, 11/15/21	1,255	1,407

Cumulus Media Holdings, Inc., 7.75%, 5/1/19	2,250	2,312

DISH DBS Corp., 7.75%, 5/31/15	245	272

7.13%, 2/1/16	280	311

4.63%, 7/15/17	2,190	2,272

6.75%, 6/1/21	2,300	2,553

5.88%, 7/15/22	620	650

5.00%, 3/15/23 (1)	735	723

Entercom Radio LLC, 10.50%, 12/1/19	1,902	2,187

Gannett Co., Inc., 9.38%, 11/15/17	135	146

7.13%, 9/1/18	1,525	1,662

Univision Communications, Inc., 6.88%, 5/15/19 (1)	1,125	1,204

8.50%, 5/15/21 (1)	315	340

XM Satellite Radio, Inc., 7.63%, 11/1/18 (1)	1,235	1,363
		38,691

Metal Fabricate/Hardware – 1.6%

Atkore International, Inc., 9.88%, 1/1/18	1,615	1,772

JMC Steel Group, Inc., 8.25%, 3/15/18 (1)	1,000	1,060

Severstal Columbus LLC, 10.25%, 2/15/18	5,570	6,030

Shale-Inland Holdings LLC/Shale-Inland Finance Corp., 8.75%, 11/15/19 (1)	3,070	3,223
		12,085

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Mining – 0.9%

Century Aluminum Co., 8.00%, 5/15/14	$6,920	$6,955

Miscellaneous Manufacturing – 0.1%

JM Huber Corp., 9.88%, 11/1/19 (1)	935	1,059

Office/Business Equipment – 0.9%

CDW LLC/CDW Finance Corp., 8.00%, 12/15/18	6,500	7,247

Oil & Gas – 4.3%

Chesapeake Energy Corp., 6.50%, 8/15/17	1,015	1,119

6.63%, 8/15/20	705	770

6.13%, 2/15/21	635	676

5.75%, 3/15/23 (6)	510	517

Cimarex Energy Co., 5.88%, 5/1/22	485	520

Concho Resources, Inc., 5.50%, 10/1/22	139	145

5.50%, 4/1/23	326	338

EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/1/20	4,078	4,710

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	190	210

EPE Holdings LLC/EP Energy Bond Co., Inc., 8.13%, 12/15/17 (1)	415	436

EXCO Resources, Inc., 7.50%, 9/15/18	2,290	2,167

Forest Oil Corp., 7.25%, 6/15/19	380	380

7.50%, 9/15/20 (1)	1,060	1,118

Hercules Offshore, Inc., 10.25%, 4/1/19 (1)	925	1,029

Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 (1)	1,825	1,866

8.63%, 4/15/20	700	772

7.75%, 2/1/21	1,010	1,083

Newfield Exploration Co., 5.75%, 1/30/22	2,780	2,975

5.63%, 7/1/24	870	898

Plains Exploration & Production Co., 7.63%, 4/1/20	625	705

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Oil & Gas – 4.3% – continued

Range Resources Corp., 8.00%, 5/15/19	$90	$99

5.75%, 6/1/21	265	284

5.00%, 8/15/22	845	862

SandRidge Energy, Inc., 7.50%, 3/15/21	1,075	1,118

8.13%, 10/15/22	600	641

7.50%, 2/15/23	1,470	1,525

Sidewinder Drilling, Inc., 9.75%, 11/15/19 (1)	2,490	2,502

W&T Offshore, Inc., 8.50%, 6/15/19	2,290	2,490

WPX Energy, Inc., 5.25%, 1/15/17	296	310

6.00%, 1/15/22	535	560
		32,825

Oil & Gas Services – 0.1%

Basic Energy Services, Inc., 7.75%, 2/15/19	385	394

Global Geophysical Services, Inc., 10.50%, 5/1/17	285	247

Stallion Oilfield Holdings Ltd., 10.50%, 2/15/15	330	348
		989

Packaging & Containers – 0.7%

Berry Plastics Corp., 9.75%, 1/15/21	3,925	4,588

Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16	535	615
		5,203

Pharmaceuticals – 0.9%

Endo Health Solutions, Inc., 7.00%, 7/15/19	515	550

Sky Growth Acquisition Corp., 7.38%, 10/15/20 (1)(2)	350	370

Valeant Pharmaceuticals International, 6.75%, 10/1/17 (1)	320	344

6.88%, 12/1/18 (1)	1,170	1,257

6.38%, 10/15/20 (1)	1,005	1,060

7.25%, 7/15/22 (1)	740	805

VPI Escrow Corp., 6.38%, 10/15/20 (1)	2,355	2,481
		6,867

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Pipelines – 1.1%

Access Midstream Partners L.P./ACMP Finance Corp., 5.88%, 4/15/21	$340	$360

6.13%, 7/15/22	1,590	1,705

4.88%, 5/15/23	615	607

El Paso LLC, 7.00%, 6/15/17	890	1,018

7.25%, 6/1/18	180	207

7.80%, 8/1/31	665	739

7.75%, 1/15/32	965	1,080

Energy Transfer Equity L.P., 7.50%, 10/15/20	1,230	1,418

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., 4.50%, 7/15/23	920	900

Regency Energy Partners L.P./Regency Energy Finance Corp., 6.88%, 12/1/18	720	785
		8,819

Real Estate – 0.1%

Realogy Group LLC, 7.63%, 1/15/20 (1)	510	575

Real Estate Investment Trusts – 0.5%

iStar Financial, Inc., 7.13%, 2/15/18	1,165	1,220

Omega Healthcare Investors, Inc., 7.50%, 2/15/20	375	416

6.75%, 10/15/22	1,645	1,814
		3,450

Retail – 5.8%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	1,150	1,251

7.00%, 5/20/22	1,486	1,616

Claire’s Stores, Inc., 9.00%, 3/15/19 (1)	7,870	8,893

Dillard’s, Inc., 7.75%, 7/15/26	495	538

7.75%, 5/15/27	465	500

Ferrellgas L.P./Ferrellgas Finance Corp., 9.13%, 10/1/17	1,295	1,389

Hillman Group (The), Inc., 10.88%, 6/1/18	2,930	3,223

10.88%, 6/1/18 (1)(2)	2,200	2,420

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Retail – 5.8% – continued

JC Penney Corp., Inc., 7.13%, 11/15/23	$305	$288

New Albertsons, Inc., 7.75%, 6/15/26	150	120

6.63%, 6/1/28	165	119

7.45%, 8/1/29	2,940	2,356

8.70%, 5/1/30	150	126

8.00%, 5/1/31	130	105

Party City Holdings, Inc., 8.88%, 8/1/20 (1)	415	456

Rite Aid Corp., 9.50%, 6/15/17	6,560	6,880

10.25%, 10/15/19	295	340

9.25%, 3/15/20	295	333

8.00%, 8/15/20	1,327	1,500

Sears Holdings Corp., 6.63%, 10/15/18	4,180	4,070

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.50%, 10/1/18	893	969

7.38%, 8/1/21	728	803

Toys R Us Property Co. I LLC, 10.75%, 7/15/17	2,900	3,121

Toys R Us Property Co. II LLC, 8.50%, 12/1/17	930	982

Toys R Us, Inc., 7.38%, 10/15/18	2,235	1,972
		44,370

Semiconductors – 0.5%

Amkor Technology, Inc., 6.63%, 6/1/21	350	353

6.38%, 10/1/22	2,045	2,040

Freescale Semiconductor, Inc., 9.25%, 4/15/18 (1)	970	1,065

8.05%, 2/1/20	670	708
		4,166

Software – 2.4%

First Data Corp., 11.25%, 3/31/16	1,145	1,151

7.38%, 6/15/19 (1)	555	590

6.75%, 11/1/20 (1)	9,050	9,435

8.25%, 1/15/21 (1)	2,515	2,616

11.25%, 1/15/21 (1)(2)	1,085	1,128

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Software – 2.4% – continued

12.63%, 1/15/21	$520	$563

10.63%, 6/15/21 (1)(2)(6)	995	1,006

Sophia L.P./Sophia Finance, Inc., 9.75%, 1/15/19 (1)	1,545	1,723
		18,212

Telecommunications – 7.2%

Alcatel-Lucent USA, Inc., 6.50%, 1/15/28	50	38

6.45%, 3/15/29	4,595	3,538

CenturyLink, Inc., 5.63%, 4/1/20	970	992

6.45%, 6/15/21	2,405	2,549

7.60%, 9/15/39	1,155	1,120

Cincinnati Bell Telephone Co. LLC, 6.30%, 12/1/28	50	48

Frontier Communications Corp., 7.63%, 4/15/24 (6)	635	653

7.88%, 1/15/27	1,830	1,812

9.00%, 8/15/31	2,775	2,865

7.45%, 7/1/35	10	9

Hughes Satellite Systems Corp., 6.50%, 6/15/19	625	686

Level 3 Communications, Inc., 8.88%, 6/1/19 (1)	1,355	1,480

Level 3 Financing, Inc., 9.38%, 4/1/19	210	235

8.13%, 7/1/19	2,530	2,783

7.00%, 6/1/20 (1)	455	477

8.63%, 7/15/20	1,665	1,856

Lynx I Corp., 5.38%, 4/15/21 (1)(2)	520	541

Lynx II Corp., 6.38%, 4/15/23 (1)(2)	260	272

MetroPCS Wireless, Inc., 6.25%, 4/1/21 (1)(2)	1,200	1,221

6.63%, 4/1/23 (1)(2)	1,280	1,306

PAETEC Holding Corp., 9.88%, 12/1/18	190	218

Qwest Capital Funding, Inc., 7.63%, 8/3/21	260	294

6.88%, 7/15/28	650	627

Qwest Communications International, Inc., 7.13%, 4/1/18	635	660

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 72.9% – continued

Telecommunications – 7.2% – continued

Qwest Corp., 6.75%, 12/1/21	$485	$558

6.88%, 9/15/33	1,888	1,877

SBA Telecommunications, Inc., 5.75%, 7/15/20 (1)	360	374

Sprint Capital Corp., 6.88%, 11/15/28	8,570	8,763

8.75%, 3/15/32	1,255	1,497

Sprint Nextel Corp., 9.00%, 11/15/18 (1)	245	303

7.00%, 3/1/20 (1)	318	370

6.00%, 11/15/22	845	868

Syniverse Holdings, Inc., 9.13%, 1/15/19	645	708

West Corp., 7.88%, 1/15/19	6,752	7,191

Windstream Corp., 8.13%, 8/1/13	295	301

7.88%, 11/1/17	2,160	2,468

7.75%, 10/15/20	255	277

7.75%, 10/1/21	1,185	1,292

7.50%, 6/1/22	1,815	1,942

6.38%, 8/1/23 (1)(2)	530	526
		55,595
Total Corporate Bonds
(Cost $532,915)		560,361

FOREIGN ISSUER BONDS – 10.8%

Airlines – 0.0%

Air Canada, 12.00%, 2/1/16 (1)	55	60

Banks – 0.8%

Banco Santander Chile, 6.50%, 9/22/20 (1)(7)	550,000	1,149

Export-Import Bank of Korea, 4.00%, 11/26/15 (1)(8)	92,000	2,382

HBOS PLC, 6.00%, 11/1/33 (1)(2)	200	192

Royal Bank of Scotland Group PLC, 5.50%, 6/30/13 (9)	290	269

6.13%, 12/15/22	2,360	2,441
		6,433

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.8% – continued

Building Materials – 0.8%

Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (1)	$3,610	$3,935

Corp GEO S.A.B. de C.V., 8.88%, 3/27/22 (1)(2)	800	684

Norbord, Inc., 6.25%, 6/15/15 (1)(2)	20	21

Urbi Desarrollos Urbanos S.A.B. de C.V., 9.50%, 1/21/20 (1)	315	192

9.75%, 2/3/22 (1)	1,600	960
		5,792

Chemicals – 0.2%

LyondellBasell Industries N.V., 5.00%, 4/15/19	1,175	1,328

Computers – 0.1%

Seagate HDD Cayman, 7.00%, 11/1/21	755	819

Electric – 0.7%

EDP Finance B.V., 4.90%, 10/1/19 (1)(2)	2,610	2,623

Enel Finance International N.V., 6.00%, 10/7/39 (1)	2,650	2,522
		5,145

Electronics – 0.2%

Flextronics International Ltd., 4.63%, 2/15/20 (1)(2)	635	641

5.00%, 2/15/23 (1)(2)	1,035	1,033
		1,674

Entertainment – 0.5%

Great Canadian Gaming Corp., 6.63%, 7/25/22 (1)(10)	4,000	4,139

Food – 0.0%

Cosan Luxembourg S.A., 9.50%, 3/14/18 (1)(2)(11)	600	306

Iron/Steel – 1.0%

ArcelorMittal, 6.13%, 6/1/18	620	670

5.75%, 8/5/20	2,351	2,480

6.00%, 3/1/21	145	152

7.25%, 3/1/41	3,260	3,244

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.8% – continued

Iron/Steel – 1.0% – continued

Essar Steel Algoma, Inc., 9.88%, 6/15/15 (1)(2)	$1,605	$1,304
		7,850

Media – 0.2%

Nara Cable Funding II Ltd., 8.50%, 3/1/20 (1)(2)(9)	910	1,228

Mining – 0.8%

FMG Resources August 2006 Pty Ltd., 7.00%, 11/1/15 (1)	1,600	1,676
6.00%, 4/1/17 (1)	660	678
8.25%, 11/1/19 (1)	715	771
6.88%, 4/1/22 (1)	2,650	2,776
		5,901

Miscellaneous Manufacturing – 0.2%

Bombardier, Inc., 7.45%, 5/1/34 (1)	1,174	1,203

Multi-National – 0.2%

European Bank for Reconstruction & Development, 9.00%, 4/28/14 (11)	3,525	1,805

Municipal – 0.1%

Autonomous Community of Madrid Spain, 4.30%, 9/15/26 (9)	1,070	1,081

Oil & Gas – 0.6%

Connacher Oil and Gas Ltd., 8.75%, 8/1/18 (1)(10)	1,290	818
8.50%, 8/1/19 (1)(2)	930	612

OGX Austria GmbH, 8.50%, 6/1/18 (1)(2)	2,850	2,223
8.38%, 4/1/22 (1)	1,600	1,208
		4,861

Oil & Gas Services – 0.1%

MBPS Finance Co., 11.25%, 11/15/15 (1)(2)	1,080	1,091

Sovereign – 2.4%

Brazilian Government International Bond, 10.25%, 1/10/28 (11)	6,000	3,591

Ireland Government Bond, 4.50%, 4/18/20 (9)	340	457
5.00%, 10/18/20 (9)	40	55

Italy Buoni Poliennali Del Tesoro, 5.50%, 11/1/22 (9)	570	777

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.8% – continued

Sovereign – 2.4% – continued
5.00%, 8/1/34 (9)	$110	$140

Mexican Bonos, 7.75%, 12/14/17 (3)	41,300	3,783
8.00%, 12/7/23 (3)	13,500	1,364

Philippine Government International Bond, 6.25%, 1/14/36 (8)	40,000	1,306

Portugal Obrigacoes do Tesouro OT, 4.80%, 6/15/20 (9)	25	30
3.85%, 4/15/21 (9)	225	246
4.95%, 10/25/23 (9)	2,310	2,657

Spain Government Bond, 4.65%, 7/30/25 (9)	2,250	2,713

Uruguay Government International Bond, 3.70%, 6/26/37 (12)	11,725	1,165
		18,284

Telecommunications – 1.9%

America Movil S.A.B. de C.V., 6.45%, 12/5/22 (3)	4,000	343
8.46%, 12/18/36 (3)	3,400	316

Axtel S.A.B. de C.V., 7.00%, 1/31/20 (1)(2)	722	635

Bakrie Telecom Pte Ltd., 11.50%, 5/7/15 (1)(2)	1,700	816

Intelsat Jackson Holdings S.A., 8.50%, 11/1/19	780	874

Intelsat Luxembourg S.A., 11.25%, 2/4/17	2,840	3,025
11.50%, 2/4/17	740	786
7.75%, 6/1/21 (1)(2)(6)	665	677
8.13%, 6/1/23 (1)(2)(6)	965	981

Portugal Telecom International Finance B.V., 5.63%, 2/8/16 (9)	100	136
5.00%, 11/4/19 (9)	450	585
4.50%, 6/16/25 (9)	250	298

Telecom Italia Capital S.A., 6.38%, 11/15/33	100	97
6.00%, 9/30/34	995	924

Telefonica Emisiones S.A.U., 5.13%, 4/27/20	1,875	1,974
7.05%, 6/20/36	975	1,047

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.8% – continued

Telecommunications – 1.9% – continued

UPCB Finance III Ltd., 6.63%, 7/1/20 (1)(2)	$710	$763
		14,277
Total Foreign Issuer Bonds
(Cost $80,965)		83,277

TERM LOANS – 3.1%

Advertising – 0.3%

Van Wagner Communications, Inc., 8.25%, 8/3/18	2,000	2,017

Auto Manufacturers – 0.2%

Navistar, Inc., 7.00%, 8/17/17	1,815	1,832

Auto Parts & Equipment – 0.0%

Goodyear Tire & Rubber (The) Co., 4.75%, 4/30/19	302	305

Chemicals – 0.1%

US Coatings Acquisition, Inc., 4.75%, 2/1/20	495	501

Commercial Services – 0.1%

Ceridian Corp., 5.95%, 5/30/17	733	747

Entertainment – 0.1%

Graton Economic Development Authority, 9.00%, 8/22/18	580	606

Food – 0.6%

Milk Specialties Co., 7.00%, 11/9/18	5,000	5,050

Healthcare – Products – 0.1%

Hologic, Inc., 4.50%, 8/1/19	489	495

Healthcare – Services – 0.3%

DaVita HealthCare Partners, Inc., 4.00%, 11/1/19	988	996

United Surgical Partners International, Inc., 7.00%, 4/3/19	983	989
		1,985

Lodging – 0.2%

Caesars Entertainment Operating Co., Inc., 5.45%, 1/28/18	472	433

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 3.1% – continued

Lodging – 0.2% – continued

MGM Resorts International, 4.25%, 12/20/19	$292	$296

Station Casinos LLC, 5.00%, 3/1/20	755	763
		1,492

Media – 0.1%

Charter Communications Operating LLC, 4.00%, 5/15/19	550	556

Univision Communications, Inc., 4.45%, 3/31/17	554	556
		1,112

Mining – 0.0%

FMG Resources August 2006 Pty Ltd., 5.25%, 10/18/17	245	247

Oil & Gas – 0.4%

Chesapeake Energy Corp., 5.75%, 12/2/17	2,956	3,044

Oil & Gas Services – 0.1%

Pinnacle Holdco Sarl, 10.50%, 7/30/20	600	608

Real Estate – 0.2%

Realogy Group LLC, 4.50%, 3/5/20	1,895	1,919

Software – 0.1%

Ellucian, 4.50%, 7/19/18	387	392

First Data Corp., 5.20%, 3/24/17	422	425
		817

Telecommunications – 0.2%

Integra Telecom Holdings, Inc., 6.00%, 2/22/19	560	567

Intelsat Jackson Holdings S.A., 4.50%, 4/2/18	729	740
		1,307
Total Term Loans
(Cost $23,520)		24,084

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.7%

Banks – 0.6%

Ally Financial, Inc., 7.00% (1)(2)(13)	3,605	$3,565

Ally Financial, Inc., 8.50%	41,725	1,118
		4,683

Home Builders – 0.0%

Hovnanian Enterprises, Inc., 7.65% *	10,100	155

Real Estate Investment Trusts – 0.1%

iStar Financial, Inc., 7.65%	850	20

iStar Financial, Inc., 7.80%	11,500	275

iStar Financial, Inc., 7.875%	19,875	477
		772
Total Preferred Stocks
(Cost $4,948)		5,610

CONVERTIBLE PREFERRED STOCKS – 1.1%

Auto Manufacturers – 0.5%

General Motors Co., 4.75%	82,450	3,540

Auto Parts & Equipment – 0.3%

Goodyear Tire & Rubber (The) Co., 5.88%	52,200	2,271

Banks – 0.0%

Bank of America Corp., 7.25%	196	239

Iron/Steel – 0.0%

Cliffs Natural Resources, Inc., 7.00%	17,690	330

Pipelines – 0.2%

El Paso Energy Capital Trust I, 4.75%	24,025	1,411

Telecommunications – 0.1%

Lucent Technologies Capital Trust I, 7.75%	1,000	913
Total Convertible Preferred Stocks
(Cost $8,390)		8,704

COMMON STOCKS – 0.0%

Commercial Services – 0.0%

United Rentals, Inc. *	2,047	112
Total Common Stocks
(Cost $70)		112

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0% (14)

Escrow GCB Dynegy Holdings	1,810,000	$–
Total Other
(Cost $ – )		–

INVESTMENT COMPANIES – 3.1%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (15)(16)	23,381,987	23,382
Total Investment Companies
(Cost $23,382)		23,382

Total Investments – 97.7%
(Cost $713,168)		751,503

Other Assets less Liabilities – 2.3%		17,565
NET ASSETS – 100.0%		$769,068

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2013, the value of these restricted illiquid securities amounted to approximately $47,856,000 or 6.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Ally Financial, Inc.,	11/3/10-7/13/12	$3,160

American Residential Services LLC, 12.00%, 4/15/15	4/9/10	723

Arch Coal, Inc., 9.88%, 6/15/19	11/14/12-3/12/13	530

Axtel S.A.B. de C.V., 7.00%, 1/31/20	9/25/09-10/21/11	943

Axtel S.A.B. de C.V., 7.00%, 1/31/20	9/25/09-10/21/11	101

Bakrie Telecom Pte Ltd., 11.50%, 5/7/15	4/30/10-9/13/11	1,559

Biomet, Inc., 6.50%, 10/1/20	1/15/13-1/16/13	1,264

Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20	1/17/13	226

Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.00%, 2/15/20	2/4/13	356

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21	2/28/13	$585

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 9/1/23	2/28/13	645

CDRT Holding Corp., 9.25%, 10/1/17	11/7/12-11/14/12	486

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.25%, 3/15/21	2/28/13-3/6/13	530

Clear Channel Communications, Inc., 11.25%, 3/1/21	2/21/13-3/21/13	1,052

Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	11/6/12	985

Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	11/6/12	361

Connacher Oil and Gas Ltd., 8.50%, 8/1/19	8/5/11-7/16/12	814

Corp GEO S.A.B. de C.V., 8.88%, 3/27/22	3/21/12	800

Cosan Luxembourg S.A., 9.50%, 3/14/18	3/7/13	305

EDP Finance B.V., 4.90%, 10/1/19	2/2/12-6/18/12	2,072

Essar Steel Algoma, Inc., 9.88%, 6/15/15	12/7/09-7/24/12	1,426

First Data Corp., 11.25%, 1/15/21	1/30/13-3/12/13	1,105

First Data Corp., 10.63%, 6/15/21	3/26/13	995

Flextronics International Ltd., 4.63%, 2/15/20	2/12/13	635

Flextronics International Ltd., 5.00%, 2/15/23	2/12/13-2/13/13	1,035

HBOS PLC, 6.00%, 11/1/33	11/10/11	130

Hillman Group (The), Inc., 10.88%, 6/1/18	12/18/12	2,343

Huntsman International LLC, 4.88%, 11/15/20	2/28/13	197

Intelsat Luxembourg S.A., 7.75%, 6/1/21	3/20/13	665

Intelsat Luxembourg S.A., 8.13%, 6/1/23	3/20/13-3/21/13	969

Lear Corp., 4.75%, 1/15/23	1/14/13	605

Lennar Corp., 3.25%, 11/15/21	11/23/11	1,165

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Lennar Corp., 4.75%, 11/15/22	2/12/13-2/21/13	$1,184

Lynx I Corp., 5.38%, 4/15/21	2/7/13	520

Lynx II Corp., 6.38%, 4/15/23	2/7/13	260

MBPS Finance Co., 11.25%, 11/15/15	11/8/10	1,080

MetroPCS Wireless, Inc., 6.25%, 4/1/21	3/8/13	1,200

MetroPCS Wireless, Inc., 6.63%, 4/1/23	3/8/13	1,280

Nara Cable Funding II Ltd., 8.50%, 3/1/20	1/31/13	898

Norbord, Inc., 6.25%, 6/15/15	3/14/13	21

OGX Austria GmbH, 8.50%, 6/1/18	5/26/11-6/29/12	2,832

PQ Corp., 8.75%, 5/1/18	11/1/12-12/12/12	2,481

Reichhold Industries, Inc., 9.00%, 5/8/17	3/16/10-11/6/12	889

ServiceMaster Co., 7.00%, 8/15/20	1/24/13-2/7/13	218

Sierra Timeshare Receivables Funding LLC, Series 2011-3A, Class C, 9.31%, 7/20/28	11/4/11	556

Sky Growth Acquisition Corp., 7.38%, 10/15/20	1/23/13-2/13/13	359

Station Casinos LLC, 7.50%, 3/1/21	2/22/13-3/19/13	1,708

Tenet Healthcare Corp., 4.50%, 4/1/21	1/22/13	615

UPCB Finance III Ltd., 6.63%, 7/1/20	2/8/13	756

US Coatings Acquisition, Inc./Flash Dutch 2 B.V., 7.38%, 5/1/21	1/16/13	405

Walter Energy, Inc., 8.50%, 4/15/21	3/22/13-3/26/13	538

Windstream Corp., 6.38%, 8/1/23	1/8/13	531

(3)	Principal amount is denoted in Mexican Peso.
(4)	Principal amount is denoted in Australian Dollar.
(5)	Issuer has defaulted on terms of debt obligation.
(6)	When-Issued Security.
(7)	Principal amount is denoted in Chilean Peso.
(8)	Principal amount is denoted in Philippine Peso.
(9)	Principal amount is denoted in Euro.
(10)	Principal amount is denoted in Canadian Dollar.
(11)	Principal amount is denoted in Brazilian Real.
(12)	Principal amount is denoted in Uruguayan Peso.
(13)	Perpetual maturity security.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

(14)	Security listed as “escrow” is considered to be worthless.
(15)	At March 31, 2012, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $14,708,000 with net purchases of approximately $8,674,000 during the fiscal year ended March 31, 2013.
(16)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2013, the credit quality distribution (unaudited) for the Multi-Manager High Yield Opportunity Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF LONG TERM INVESTMENTS
AAA	0.2%
A	1.4
BBB	3.7
BB	20.4
B	40.6
CCC or Below	28.0
Non-Rated	2.5
Cash Equivalents	3.2

Total	100.0%

*Credit quality ratings are compiled from two external rating agencies: Moody’s and Standard & Poor’s. We report the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2013, the Multi-Manager High Yield Opportunity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	96.1%
All other currencies less than 5%	3.9

Total	100.0%

At March 31, 2013, the Multi-Manager High Yield Opportunity Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Euro	8,325	United States Dollar	11,116	4/30/13	$443
Euro	880	United States Dollar	1,195	4/30/13	67
Euro	600	United States Dollar	782	4/30/13	12
Euro	300	United States Dollar	392	4/30/13	8
United States Dollar	2,158	Euro	1,600	4/30/13	(107)

Total					$423

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager High Yield Opportunity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2013:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$ –		$17,660	(1)	$ –	$17,660
Convertible Bonds
Telecommunications	–		1,537		64	1,601
All Other Industries	–		26,712	(1)	–	26,712
Corporate Bonds	–		560,361	(1)	–	560,361
Foreign Issuer Bonds
Banks	–		2,902		3,531	6,433
Food	–		–		306	306
Sovereign	–		13,387		4,897	18,284
All Other Industries	–		58,254	(1)	–	58,254
Term Loans	–		24,084	(1)	–	24,084
Preferred Stocks
Banks	1,118		3,565		–	4,683
All Other Industries	927	(1)	–		–	927
Convertible Preferred Stocks
Telecommunications	–		913		–	913
All Other Industries	7,791		–		–	7,791
Common Stocks	112		–		–	112
Investment Companies	23,382		–		–	23,382
Total Investments	$33,330		$709,375		$8,798	$751,503

OTHER FINANCIAL INSTRUMENTS
Assets
Foreign Currency
Exchange Contracts	$ –		$530		$ –	$530
Liabilities
Foreign Currency
Exchange Contracts	–		(107)		–	(107)
Total Other Financial Instruments	$ –		$423		$ –	$423

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2013

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/12 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/13 (000s)

Convertible Bonds

Oil & Gas Services	$249	$19	$–	$–	$(39)	$–	$(229)	$–	$–	$–

Telecommunications	–	–	–	–	(38)	102	–	–	–	64

Foreign Issuer Bonds

Banks	8,712	–	(298)	327	–	1,172	(6,382)	–	–	3,531

Food	–	–	–	1	–	305	–	–	–	306

Multi-National	879	–	(10)	–	(8)	–	(861)	–	–	–

Sovereign	7,269	–	(7)	–	(106)	–	(2,259)	–	–	4,897

Total	$17,109	$19	$(315)	$328	$(191)	$1,579	$(9,731)	$–	$–	$8,798

The Fund valued the securities included in the balance as of 3/31/13 above using an evaluated price from a third party provider. The amount of change in net unrealized appreciation (depreciation) on investments in Level 3 securities still held at March 31, 2013 was approximately $194,000, which is included in the Statement of Operations as part of net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust includes 47 Funds as of March 31, 2013, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap, Multi-Manager Small Cap and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, investment portfolios of the Trust, all of which are diversified portfolios, except for the Multi-Manager Global Listed Infrastructure Fund which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

The Northern Trust Company of Connecticut (“NTCC”) is a subsidiary of Northern Trust Corporation and a subsidiary of Northern Trust Investments, Inc. (“NTI”). NTI is a subsidiary of The Northern Trust Company (“Northern Trust”). NTCC and NTI serve jointly as the investment advisers for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

The Multi-Manager Global Listed Infrastructure Fund commenced operations on September 18, 2012.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3.00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI and NTCC, as authorized by the Board of Trustees (the “Board”), have determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund, but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are

MULTI-MANAGER FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2013

intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of the Funds’ Board. NTI has established a pricing and valuation committee (the “NTGI PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. The NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, the NTGI PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the company; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses, on closed futures contracts, in Net realized gains (losses) on futures contracts and any unrealized gains or losses, on open futures contracts, in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

At March 31, 2013, the Multi-Manager Global Listed Infrastructure, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds had entered into exchange-traded long futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $760,000, $3,055,000, $1,080,000, $995,000 and $565,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

D) FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or

NORTHERN FUNDS ANNUAL REPORT	85	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitment. When-issued securities at March 31, 2013, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees were approximately $1,000, $1,000, $1,000 and $16,000 for the fiscal year ended March 31, 2013, for the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds, respectively. There were no redemption fees for the period ended March 31, 2013 for the Multi-Manager Global Listed Infrastructure Fund. Redemption fees were approximately $2,000 and $1,000 for the fiscal year ended March 31, 2012, for the Multi-Manager Global Real Estate

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and Multi-Manager International Equity Funds, respectively. Redemption fees were less than $500 for the fiscal year ended March 31, 2012, for the Multi-Manager High Yield Opportunity Fund. There were no redemption fees for the fiscal year ended March 31, 2012, for the Multi-Manager Emerging Markets Equity Fund. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Multi-Manager Emerging Markets Equity	Annually
Multi-Manager Global Listed Infrastructure	Quarterly
Multi-Manager Global Real Estate	Quarterly
Multi-Manager International Equity	Annually
Multi-Manager Large Cap	Quarterly
Multi-Manager Mid Cap	Annually
Multi-Manager Small Cap	Annually
Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, recharacterization of distributions received from investments in Master Limited Partnerships (“MLPs”), expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2013, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Multi-Manager Emerging Markets Equity	$4,058	$(4,058)	$ —
Multi-Manager Global Listed Infrastructure	53	(53)	—
Multi-Manager Global Real Estate	354	(354)	—
Multi-Manager International Equity	2,193	(2,193)	—
Multi-Manager Mid Cap	(40)	(4,828)	4,868
Multi-Managers Small Cap	2,629	(2,629)	—
Multi-Manager High Yield Opportunity	(170)	170	—

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The following funds have elected to defer net capital losses and/or late year losses incurred from November 1, 2012 through November 30, 2012, the Funds’ last tax year ends, as having arisen on the first day of the following tax year:

Amounts in thousands
Multi-Manager Global Listed Infrastructure	$68
Multi-Manager Global Real Estate	1,525

For the period subsequent to October 31, 2012, through the fiscal year ended March 31, 2013, the following Funds incurred net capital losses and/or late year ordinary losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Multi-Manager Emerging Markets Equity	$4,613
Multi-Manager Large Cap	2,132
Multi-Manager Small Cap	232

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012,

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NOTES TO THE FINANCIAL STATEMENTS continued

and for the Multi-Manager Global Listed Infrastructure Fund, for the period ended March 31, 2013. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Multi-Manager Emerging Markets Equity	$43,073	$1,115
Multi-Manager International Equity	118,451	57,278

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2013, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2017*	MARCH 31, 2018
Multi-Manager International Equity	$ —	$143,680
Multi-Manager Mid Cap	8,280	—

*	Amount includes acquired capital loss carryovers which may be limited under current tax laws, expiring March 31, 2017.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2013, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Multi-Manager Emerging Markets Equity	$2,735	$ —	$219,114
Multi-Manager International Equity	11,921	—	247,433
Multi-Manager Large Cap	122	22,837	140,605
Multi-Manager Mid Cap	5,050	77,683	196,472
Multi-Manager Small Cap	3,070	10,007	84,672
Multi-Manager High Yield Opportunity	8,033	4,450	35,869

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2012, the Funds’ last tax period end and tax year end, respectively, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Multi-Manager Global Listed Infrastructure	$629	$ —	$(698)
Multi-Manager Global Real Estate	20,078	40,916	180,807

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$25,499	$1
Multi-Manager International Equity	39,798	—
Multi-Manager Large Cap	19,916	95,703
Multi-Manager Mid Cap	7,000	36,554
Multi-Manager Small Cap	3,500	8,190
Multi-Manager High Yield Opportunity	46,596	6,280

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$62,501	$187,602
Multi-Manager International Equity	43,000	—
Multi-Manager Large Cap	6,068	31,795
Multi-Manager Mid Cap	1,319	31,120
Multi-Manager Small Cap	1,846	46,671
Multi-Manager High Yield Opportunity	47,525	11,845

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2012 and November 30, 2011 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2012 AND NOVEMBER 30, 2011 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Global Real Estate (2012)	$11,546	$42,055
Multi-Manager Global Real Estate (2011)	16,632	48,695

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2013, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for the Multi-Manager Global Real Estate Fund, filed for the fiscal years ended March 31, 2010 through March 31, 2012 remain subject to examination by the Internal Revenue Service. The Multi-Manager Global Real Estate Fund’s federal tax returns for the tax years ended November 30, 2009 through November 30, 2011 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year or period ended March 31, 2013.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year or period ended March 31, 2013.

4. BANK BORROWINGS

The Trust has entered into a $150,000,000 senior unsecured revolving credit facility, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

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NOTES TO THE FINANCIAL STATEMENTS continued

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and the annual commitment fee on the unused portion of the credit line under the New Credit Facility is the same as those for the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At March 31, 2013, the Funds did not have any outstanding loans.

When utilized, the average dollar amount of the Multi-Manager Large Cap Fund’s borrowings was $17,500,000 and the weighted average interest rate on these borrowings was 1.21 percent for the fiscal year ended March 31, 2013. No other Fund had any borrowings or incurred any interest expense during the fiscal year or period ended March 31, 2013.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment advisers are entitled to receive a joint advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year or period ended March 31, 2013, the investment advisers contractually agreed to reimburse a portion of each Fund’s expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. The contractual reimbursement arrangements are expected to continue until at least July 31, 2014. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI, NTCC or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

The advisory fees for the fiscal year or period ended March 31, 2013 for the Funds were based on the annual rates set forth in the table below. The expense limitations for the Multi-Manager Global Listed Infrastructure Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund and Multi-Manager Small Cap Fund for the fiscal year or period ended March 31, 2013, and for the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Mid Cap Fund and Multi-Manager High Yield Opportunity Fund for the period from April 1, 2012 to December 31, 2012, are set forth in the table below.

	CONTRACTUAL RATE
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Multi-Manager Emerging Markets Equity	1.20%	1.13%	1.08%	1.40%
Multi-Manager Global Listed Infrastructure*	0.80%	0.75%	0.72%	1.00%
Multi-Manager Global Real Estate	1.10%	1.03%	0.99%	1.20%
Multi-Manager International Equity	1.10%	1.03%	0.99%	1.35%
Multi-Manager Large Cap	0.90%	0.85%	0.81%	1.10%
Multi-Manager Mid Cap	0.90%	0.85%	0.81%	1.10%
Multi-Manager Small Cap	1.10%	1.03%	0.99%	1.30%
Fund	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Multi-Manager High Yield Opportunity	0.80%	0.75%	0.72%	1.00%

*	Commenced investment operations on September 18, 2012.

NTI increased the expense reimbursements it provides to the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Mid Cap Fund, and Multi-Manager High Yield Opportunity Fund effective as of January 1, 2013. This increase in expense reimbursements has the effect of reducing the Total Expenses paid by investors as shown in the Statements of Operations. The following table illustrates the contractual expense limitations that were in effect from January 1, 2013 through March 31, 2013.

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Fund	CONTRACTIONAL EXPENSE LIMITATIONS EFFECTIVE 1/1/2013
Multi-Manager Emerging Markets Equity	1.35%
Multi-Manager Global Real Estate	1.10%
Multi-Manager Mid Cap	1.00%
Multi-Manager High Yield Opportunity	0.90%

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, each of NTI and NTCC is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI and NTCC oversee and monitor the selection and performance of Sub-Advisers and allocate resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI and NTCC. NTI and NTCC manage the cash portion of each Fund as well as the emerging market investments of the Multi-Manager International Equity Fund.

As of March 31, 2013, Axiom International Investors, LLC, PanAgora Asset Management, Inc., Pzena Investment Management LLC, Trilogy Global Advisors, LP and Westwood Global Investments, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Equity Fund.

As of March 31, 2013, Brookfield Investment Management, Inc. and Lazard Asset Management are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2013, CBRE Clarion Securities LLC, Cohen & Steers Capital Management, Inc. and EII Realty Securities, Inc. are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2013, Altrinsic Global Advisors, LLC, EARNEST Partners, LLC, NFJ Investment Group, LLC, Northern Cross, LLC and William Blair & Company, LLC are the Sub-Advisers for the Multi-Manager International Equity Fund.

As of March 31, 2013, Delaware Management Company, Inc., Jennison Associates, LLC, NWQ Investment Management Company, LLC and WestEnd Advisors, LLC are the Sub-Advisers for the Multi-Manager Large Cap Fund.

As of March 31, 2013, Geneva Capital Management Ltd., LSV Asset Management and Systematic Financial Management LP are the Sub-Advisers for the Multi-Manager Mid Cap Fund.

As of March 31, 2013, Cardinal Capital Management LLC, Denver Investment Advisors LLC, Hotchkis and Wiley Capital Management LLC, Riverbridge Partners, LLC and Summit Creek Advisors, LLC are the Sub-Advisers for the Multi-Manager Small Cap Fund.

As of March 31, 2013, DDJ Capital Management, LLC, Loomis, Sayles & Company, L.P., and Neuberger Berman Fixed Income, LLC are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

The investment advisers are responsible for payment of sub-advisory fees to these sub-advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets for each of the Funds. The transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive an administration fee, accrued daily and payable monthly, at the annual rate of 0.15 percent of the average daily net assets for each of the Funds. The administration fees are reflected in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

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6. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), each Fund may invest its uninvested cash in a money market fund advised by the investment advisers or their affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the investment advisers and/or their affiliates. The uninvested cash of each of the Funds currently is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment advisers and/or their affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, the investment advisers will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in the Northern Institutional Diversified Assets Portfolio. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each Fund’s net expenses and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year or period ended March 31, 2013, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Multi-Manager Emerging Markets Equity	$ —	$1,023,873	$ —	$660,630
Multi-Manager Global Listed Infrastructure*	—	378,137	—	89,331
Multi-Manager Global Real Estate	—	851,168	—	642,248
Multi-Manager International Equity	—	1,075,197	—	1,249,358
Multi-Manager Large Cap	—	529,752	—	862,807
Multi-Manager Mid Cap	$ —	$615,222	$ —	$845,308
Multi-Manager Small Cap	—	251,397	—	340,373
Multi-Manager High Yield Opportunity	23,842	693,261	23,859	638,209

*	Commenced investment operations on September 18, 2012.

The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2013, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Multi-Manager Emerging Markets Equity	$366,979	$(147,776)	$219,203	$2,034,707
Multi-Manager Global Listed Infrastructure*	18,961	(2,151)	16,810	307,269
Multi-Manager Global Real Estate	216,742	(6,554)	210,188	927,478
Multi-Manager International Equity	318,863	(71,414)	247,449	1,951,658
Multi-Manager Large Cap	165,491	(24,886)	140,605	707,388
Multi-Manager Mid Cap	212,601	(16,128)	196,473	729,712
Multi-Manager Small Cap	92,945	(8,274)	84,671	363,554
Multi-Manager High Yield Opportunity	42,842	(6,969)	35,873	715,630

*	Commenced investment operations on September 18, 2012.

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8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year or period ended March 31, 2013 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	42,697	$783,848	89	$1,684	(20,514)	$(371,835)	22,272	$413,697
Multi-Manager Global Listed Infrastructure*	29,357	298,443	42	428	(338)	(3,412)	29,061	295,459
Multi-Manager Global Real Estate	23,234	408,590	2,312	41,648	(9,663)	(175,959)	15,883	274,279
Multi-Manager International Equity	34,628	319,086	219	2,093	(54,134)	(491,972)	(19,287)	(170,793)
Multi-Manager Large Cap	12,613	117,620	10,786	92,991	(47,429)	(444,783)	(24,030)	(234,172)
Multi-Manager Mid Cap	6,518	79,181	2,591	30,887	(24,610)	(299,700)	(15,501)	(189,632)
Multi-Manager Small Cap	5,038	48,988	703	6,866	(14,270)	(138,776)	(8,529)	(82,922)
Multi-Manager High Yield Opportunity	29,152	307,624	1,401	14,975	(22,510)	(241,388)	8,043	81,211

*	Commenced investment operations on September 18, 2012.

Transactions in capital shares for the fiscal year ended March 31, 2012, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	28,171	$564,307	12,238	$191,521	(49,792)	$(938,891)	(9,383)	$(183,063)
Multi-Manager Global Real Estate	9,769	169,789	2,377	35,279	(13,041)	(215,551)	(895)	(10,483)
Multi-Manager International Equity	62,005	573,708	293	2,334	(159,345)	(1,396,158)	(97,047)	(820,116)
Multi-Manager Large Cap	39,138	353,891	3,401	28,458	(37,917)	(343,651)	4,622	38,698
Multi-Manager Mid Cap	17,423	204,377	2,467	25,826	(24,835)	(283,783)	(4,945)	(53,580)
Multi-Manager Small Cap	11,206	111,241	4,604	38,629	(19,534)	(185,799)	(3,724)	(35,929)
Multi-Manager High Yield Opportunity	26,365	274,142	1,936	19,355	(25,600)	(261,886)	2,701	31,611

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2013:

Amounts in thousands		ASSETS		LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	COUNTERPARTY
Multi-Manager Emerging Markets Equity	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	$11	Unrealized loss on foreign currency exchange contracts	$(23)	Bank of America, BNP Paribas, Brown Bros., Goldman Sachs, HSBC, UBS

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
Multi-Manager Global Listed Infrastructure(1)	Equity contracts	Net unrealized appreciation	$15	*	Net unrealized depreciation	$ —	*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	6		Unrealized loss on foreign currency exchange contracts	(9)		Bank of Montreal, Chase Bank, Citibank, HSBC, UBS
Multi-Manager Global Real Estate	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	2		Unrealized loss on foreign currency exchange contracts	(3)		Brown Bros.
Multi-Manager International Equity	Equity contracts	Net unrealized appreciation	—	*	Net unrealized depreciation	(217	)*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	3,670		Unrealized loss on foreign currency exchange contracts	(2,284)		Bank of Montreal, Bank of New York Mellon, Brown Bros., Chase Bank, Citibank, CSFB, HSBC, Morgan Stanley, State Street, UBS
Multi-Manager Large Cap	Equity contracts	Net unrealized appreciation	115	*	Net unrealized depreciation	—	*	UBS
Multi-Manager Mid Cap	Equity contracts	Net unrealized appreciation	163	*	Net unrealized depreciation	—	*	UBS
Multi-Manager Small Cap	Equity contracts	Net unrealized appreciation	106	*	Net unrealized depreciation	—	*	UBS
Multi-Manager High Yield Opportunity	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	530		Unrealized loss on foreign currency exchange contracts	(107)		Barclays

(1)	Commenced investment operations in September 18, 2012.

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year or period ended March 31, 2013:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Multi-Manager Emerging Markets Equity	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	$(301)
Multi-Manager Global Listed Infrastructure	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(104)
	Equity contracts	Net realized gains (losses) on futures contracts	361
Multi-Manager Global Real Estate	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	493
Multi-Manager International Equity	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	1,484
	Equity contracts	Net realized gains (losses) on futures contracts	4,730
Multi-Manager Large Cap	Equity contracts	Net realized gains (losses) on futures contracts	969
Multi-Manager Mid Cap	Equity contracts	Net realized gains (losses) on futures contracts	2,880
Multi-Manager Small Cap	Equity contracts	Net realized gains (losses) on futures contracts	1,043
Multi-Manager High Yield Opportunity	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(184)

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MARCH 31, 2013

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Multi-Manager Emerging Markets Equity	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	$(11)
Multi-Manager Global Listed Infrastructure*	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	15
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	(3)
Multi-Manager Global Real Estate	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	9
Multi-Manager International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(228)
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	1,377
Multi-Manager Large Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(126)
Multi-Manager Mid Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	3
Multi-Manager Small Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	74
Multi-Manager High Yield Opportunity	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	631

*	Commenced investment operations on September 18, 2012.

Volume of derivative activity for the fiscal year or period ended March 31, 2013*:

	FOREIGN CURRENCY EXCHANGE CONTRACTS**		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***
Multi-Manager Emerging Markets Equity	860	$2,001	—	$ —
Multi-Manager Global Listed Infrastructure****	1,087	1,127	141	442
Multi-Manager Global Real Estate	1,464	1,539	—	—
Multi-Manager International Equity	5,297	6,219	70	5,531
Multi-Manager Large Cap	—	—	64	4,706
Multi-Manager Mid Cap	—	—	45	4,732
Multi-Managers Small Cap	—	—	51	2,335
Multi-Manager High Yield Opportunity	101	59,025	—	—

*	Activity during the period is measured by number of trades during the period and average notional amount for foreign currency exchange and futures equity contracts.

**	Foreign currency exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

****	Commenced investment operations on September 18, 2012.

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NOTES TO THE FINANCIAL STATEMENTS continued

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on a Fund’s financial position.

In January 2013, FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of both of these requirements and the impacts they will have to the financial statement amounts and footnote disclosures, if any.

12. LEGAL PROCEEDINGS

In December 2007, the Multi-Manager Mid Cap Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits, based on fraudulent transfer claims, seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Trust Action”), was initiated on October 22, 2010, in the Supreme Court of the State of New York in the County of New York, but was removed to the U.S. Bankruptcy Court for the Southern District of New York. The Creditor Trust Action asserts causes of action for intentional and constructive fraudulent transfer under state law. Briefing of motions to dismiss was completed on April 15, 2011, and oral argument was held on May 12, 2011. However, the court did not schedule further argument and has not entered an Order on the motion to dismiss. A second amended complaint was filed in the Creditor Trust Action on December 19, 2011, which expanded the identification of defendants to approximately 2,700 persons and entities, and named the Fund anonymously as a defendant (due to prior court orders, the plaintiff is precluded from disclosing the identities of most recipients of merger consideration).

The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Trust Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York and named, among numerous other defendants, the Fund’s custodian, Northern Trust, and persons having a beneficial interest in the Lyondell shares registered with Northern Trust at the time of Lyondell’s December 2007 cash out merger. The Fund is included in the definition of the putative class of defendants. The Fund and other defendants moved to dismiss the complaint on April 7, 2011, briefing was completed on June 13, 2011, and oral argument occurred on July 12, 2011. At the July 12, 2011 hearing, the Litigation Trust voluntarily dismissed from the action its constructive fraudulent transfer claim under the U.S. Bankruptcy Code without prejudice to reinstate it. Accordingly, the intentional fraudulent transfer claim under the U.S. Bankruptcy Code is the only remaining claim in this action. The court subsequently entered an Order on October 6, 2011, which a) denied without prejudice the challenge to the Litigation Trust’s standing to pursue claims, and authorized discovery on this issue; b) confirmed the dismissal of the constructive fraudulent transfer claim; and c) stated that the other grounds for seeking dismissal remain under consideration, during which the obligation to answer the complaint remains tolled.

Both the Creditor Trust and Litigation Trust Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $2,179,000. The Fund cannot predict the outcome of these proceedings. The Fund intends to defend vigorously the Creditor Trust and Litigation Trust Actions.

In 2007, the Fund was also a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. On December 8, 2008, Tribune filed for bankruptcy in the U.S. Bankruptcy Court for the District of Delaware.

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MARCH 31, 2013

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The Tribune litigation trustee appointed pursuant to Tribune’s plan of reorganization has been substituted as the named plaintiff in the adversary proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune and named Northern Funds as a defendant in the Delaware Superior Court with respect to claims related to the Tribune LBO (Niese et al. v. A.G. Edwards, Inc. et al.), which was subsequently removed to federal court in the United States District Court, District of Delaware. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). The defendants have jointly moved to dismiss all of the actions filed by the individual creditors, i.e. the actions commenced by the plaintiffs in Niese et al. and Deutsche Bank Trust Co. et al. A hearing on the motion to dismiss occurred on May 23, 2013, in the United States District Court for the Southern District of New York and the Court took the matter under advisement. The action commenced by the Committee is not subject to the motion to dismiss.

Each of the above proceedings to which Northern Funds is a party attempts to “clawback” the proceeds paid out in connection with the LBO. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the LBO. Each of the above proceedings has now been consolidated into a Multi-District Litigation (“MDL”) proceeding, pending in the Southern District of New York. Except for certain administrative and organizational matters, the cases have generally been stayed pursuant to orders of the Court. On September 7, 2012, the Court in the MDL proceeding entered an order modifying the stay and establishing a schedule and process with respect to certain of the proceedings.

The value of the proceeds received by the Fund in the LBO was approximately $813,000. The Fund cannot predict the outcome of these proceedings. The complaints allege no misconduct by the Fund, and the Fund intends to vigorously defend any lawsuit.

13. SUBSEQUENT EVENTS

Cohen & Steers Capital Management, Inc. has been terminated as Sub-Adviser to the Multi-Manager Global Real Estate Fund, effective on May 9, 2013.

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded, other than the item noted above, there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, agent banks, and brokers; where replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2013

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MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2013 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended March 31, 2013, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2012:

Fund	QDI PERCENTAGE
Multi-Manager Emerging Markets Equity	100.00%
Multi-Manager Global Listed Infrastructure	100.00%
Multi-Manager Global Real Estate	15.67%
Multi-Manager International Equity	100.00%
Multi-Manager Large Cap	38.04%
Multi-Manager Mid Cap	100.00%
Multi-Manager Small Cap	11.28%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year or period for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Multi-Manager Global Listed Infrastructure	46.35%
Multi Manager Global Real Estate	0.30%
Multi-Manager International Equity	1.00%
Multi-Manager Large Cap	36.64%
Multi-Manager Mid Cap	100.00%
Multi-Manager Small Cap	8.30%

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2012, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Multi-Manager Global Real Estate	$0.7103
Multi-Manager Large Cap	1.0703
Multi-Manager Mid Cap	0.5084
Multi-Manager Small Cap	0.1919
Multi-Manager High Yield Opportunity	0.0882

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Multi-Manager Emerging Markets Equity	$0.0310	$0.1807
Multi-Manager Global Listed Infrastructure	0.0032	0.0358
Multi-Manager Global Real Estate	0.0060	0.1110
Multi-Manager International Equity	0.0212	0.1741

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FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012, through March 31, 2013.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/12 - 3/31/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 86), if any, in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 92), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MULTI-MANAGER EMERGING MARKETS EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.33%	$1,000.00	$1,048.10	$6.79
Hypothetical**	1.33%	$1,000.00	$1,018.30	$6.69

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.00%	$1,000.00	$1,104.40	$5.25
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

MULTI-MANAGER GLOBAL REAL ESTATE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.14%	$1,000.00	$1,116.20	$6.01
Hypothetical**	1.14%	$1,000.00	$1,019.25	$5.74

MULTI-MANAGER INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.31%	$1,000.00	$1,103.50	$6.87
Hypothetical**	1.31%	$1,000.00	$1,018.40	$6.59

MULTI-MANAGER LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.10%	$1,000.00	$1,092.10	$5.74
Hypothetical**	1.10%	$1,000.00	$1,019.45	$5.54

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MARCH 31, 2013 (UNAUDITED)

MULTI-MANAGER MID CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.05%	$1,000.00	$1,152.90	$5.64
Hypothetical**	1.05%	$1,000.00	$1,019.70	$5.29

MULTI-MANAGER SMALL CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	1.30%	$1,000.00	$1,136.60	$6.92
Hypothetical**	1.30%	$1,000.00	$1,018.45	$6.54

MULTI-MANAGER HIGH YIELD OPPORTUNITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.95%	$1,000.00	$1,068.90	$4.90
Hypothetical**	0.95%	$1,000.00	$1,020.19	$4.78

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365).

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Multi-Manager Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios (including 8 Multi-Manager portfolios) and Northern Institutional Funds offers 8 portfolios. The Northern Multi-Manager Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 69 Trustee since 2006

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Lurie Children’s Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 2006

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sandra Polk Guthman Age: 69 Trustee since 2006

•  Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

Richard P. Strubel Age: 73 Trustee since 2006 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

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MULTI-MANAGER FUNDS

MARCH 31, 2013 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 69 Trustee since 2007	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).
INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow(4) Age: 75 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) from 2009 to 2012;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Moskow is deemed to be an “interested” Trustee because he beneficially owns shares of Allianz SE (formerly Allianz AG), a parent company of NFJ Investment Group LLC, sub-adviser to the Multi-Manager International Equity Fund.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., and The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

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MULTI-MANAGER FUNDS

MARCH 31, 2013 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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MULTI-MANAGER FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Trustees”) oversees the management of Northern Funds (the “Trust”), and reviews the investment performance and expenses of the investment funds covered by this Report (the “Multi-Manager Funds”) at regularly scheduled meetings during the Multi-Manager Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) for the Multi-Manager Funds with Northern Trust Company of Connecticut and Northern Trust Investments, Inc. (together, the “Investment Advisers”). The Trustees also consider and approve agreements among the Investment Advisers and the sub-advisers that advise the Multi-Manager Funds.

* * * * *

Riverbridge Sub-Advisory Agreement

At a meeting held on November 8-9, 2012, the Trustees, including the Independent Trustees voting separately, considered and approved a new sub-advisory agreement (the “New Riverbridge Agreement”) with respect to the Multi-Manager Small Cap Fund (the “Small Cap Fund”) among the Investment Advisers and Riverbridge Partners, LLC (“Riverbridge”). The sub-advisory agreement then in effect between the Investment Advisers and Riverbridge (the “Old Riverbridge Agreement”) was subject to termination under the Investment Company Act of 1940 (the “1940 Act”) upon the change of control (“Change of Control”) occurring when Northill Capital acquired a majority interest in Riverbridge.

At the November meeting, the Trustees reviewed information and written materials from the Investment Advisers and Riverbridge regarding (i) the nature and quality of the investment advisory services provided by the firm, including the personnel providing such services; (ii) Riverbridge’s financial condition and new ownership structure; (iii) any potential conflicts of interest with the Investment Advisers; (iv) Riverbridge’s brokerage and soft dollar practices; (v) Riverbridge’s performance history with respect to the Small Cap Fund; (vi) the firm’s compliance policies and procedures (including its code of ethics) and the Investment Advisers’ and the Trust’s Chief Compliance Officer’s evaluations of such policies, procedures and codes; and (vii) the terms of the New Riverbridge Agreement.

The Trustees also reviewed the Investment Advisers’ current allocations of assets among Riverbridge and the other sub-advisers to the Fund. In evaluating the New Riverbridge Agreement, the Trustees generally relied upon their knowledge of Riverbridge and its services resulting from their meetings and interactions with management throughout the past year. In addition, they considered that they had reapproved the Old Riverbridge Agreement on May 17-18, 2012 (the “May Board Meeting”). Accordingly, they focused their review on any changed information since the last review.

In connection with the approval of the New Riverbridge Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon the recommendations and evaluations of the Investment Advisers with respect to the firm.

Nature, Extent and Quality of Services

The Trustees considered the information provided by the Investment Advisers with respect to Riverbridge’s qualifications and experience in managing the type of strategy for which it was engaged in connection with the Small Cap Fund. In this regard, the Trustees relied upon the Investment Advisers’ analysis of the firm’s portfolio management and compliance staff and resources. The Trustees also considered the reports provided by the Trust’s Chief Compliance Officer on the quality of the firm’s compliance program and the Investment Advisers’ expectation that the Change of Control would not result in a change to the compliance or risk management programs. The Trustees also noted that the Change of Control would not involve any change to the management of Riverbridge or the personnel advising the Small Cap Fund and that Riverbridge was expected to have adequate resources to continue its operations after the Change of Control. The Trustees concluded that Riverbridge had provided, and was likely to continue to be able to provide under new ownership, quality services to the Fund.

Performance and Fees

The Trustees considered and evaluated Riverbridge’s performance information and the Investment Advisers’ evaluation of Riverbridge’s performance. The Trustees considered and evaluated the performance of the firm versus its benchmarks. The Trustees concluded that Riverbridge’s performance was generally in line with the Investment Advisers’ expectations.

With respect to the sub-advisory fees, the Trustees considered that Riverbridge was paid by the Investment Advisers out of their advisory fees and not by the Small Cap Fund. The Trustees also believed, based on the Investment Advisers’ representations, that the New Riverbridge Agreement had been negotiated at arms length among the Investment Advisers and the firm and contained substantially the same terms and conditions as the Old Riverbridge Agreement that was recently approved by the Board. Standard fee schedules for the firm were presented at the May Board Meeting at which the Old Riverbridge Agreement was most-recently approved. The Trustees did not consider profitability information for Riverbridge, because they did not believe this to be particularly relevant given that the Investment Advisers pay the firm from their advisory fees and have an incentive to

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MULTI-MANAGER FUNDS

MARCH 31, 2013 (UNAUDITED)

negotiate the lowest possible sub-advisory fees. It was noted that the Investment Advisers had also presented quarterly profitability reports to the Board with respect to the Small Cap Fund, as required by the Multi-Manager Funds’ exemptive order. Finally, the Trustees also considered the Investment Advisers’ representations that the fees to be paid to Riverbridge were reasonable in light of the existing and anticipated quality of the services to be performed by it.

Economies of Scale

The Trustees considered economies of scale with respect to the Fund primarily at the advisory fee level given that the Investment Advisers pay the firm out of their advisory fees. The Trustees had considered the economies of scale that were passed from the Investment Advisers to the Fund in their approval of the Investment Advisory Agreement at the May Board Meeting of the Board of Trustees.

Other Benefits

The Trustees considered that Riverbridge receives research and other benefits in connection with the brokerage commissions paid by the Fund. The Trustees did not believe that there were substantial other benefits to be realized by Riverbridge as a result of its sub-advisory services to the Fund.

Based on the Trustees’ deliberations and the recommendations by the Investment Advisers, the Trustees concluded that the fees paid to Riverbridge were reasonable in light of the services provided by it and that the New Riverbridge Agreement should be approved to become effective upon the date of the Change of Control.

* * * * *

Lazard and Summit Creek Sub-Advisory Agreements

At a meeting held on February 14-15, 2013, the Trustees, including the Independent Trustees voting separately, considered and approved the sub-advisory agreements for two new sub-advisers (together, the “New Sub-Advisory Agreements” and each a “New Sub-Advisory Agreement”), Lazard Asset Management LLC (“Lazard”), and Summit Creek Advisors, LLC (“Summit Creek”) (together, the “New Sub-Advisers” and each a “New Sub-Adviser”). Lazard was proposed as a New Sub-Adviser to the Multi-Manager Global Listed Infrastructure Fund. Summit Creek was proposed as a New Sub-Adviser to the Multi-Manager Small Cap Fund.

At the February meeting, the Trustees reviewed information and written materials from the Investment Advisers and the New Sub-Advisers regarding (i) the nature and quality of the services to be provided by the New Sub-Advisers, including the experience and qualifications of the personnel providing such services; (ii) the New Sub-Advisers’ financial conditions, history of operations and ownership structures; (iii) the New Sub-Advisers’ brokerage and soft dollar practices; (iv) the New Sub-Advisers’ investment strategies and styles of investing; (v) the performance history of the New Sub-Advisers with respect to accounts or funds managed similarly to the Funds for which they were being engaged and hypothetical performance information and portfolio attributes; (vi) the New Sub-Advisers’ compliance policies and procedures (including their codes of ethics) and the Trust’s Chief Compliance Officer’s evaluations of such policies and procedures; (vii) the New Sub-Advisers’ conflicts of interest in managing the Funds; and (viii) the terms of the New Sub-Advisory Agreements. The Trustees also considered the Investment Advisers’ explanations for why each New Sub-Adviser’s investment approach was expected to be beneficial to the respective Fund.

The Trustees also reviewed the Investment Advisers’ proposed allocations of assets among the New Sub-Advisers and the other sub-advisers to the Funds.

In connection with the approvals of the New Sub-Advisory Agreements for the Funds, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon the recommendations and evaluations of the Investment Advisers with respect to the New Sub-Advisers.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by the Investment Advisers with respect to the New Sub-Advisers’ operations, qualifications and experience in managing the type of strategies for which the New Sub-Advisers were being engaged. The Trustees also considered the Trust’s Chief Compliance Officer’s evaluation of the New Sub-Advisers’ compliance programs and the recommended compliance monitoring schedule for the New Sub-Advisers. The Trustees noted that the New Sub-Advisers had experience in managing registered mutual funds and had satisfactory compliance records. The Trustees concluded, based on this information, that the New Sub-Advisers could provide satisfactory services to the Funds.

Fees and Performance

With respect to the sub-advisory fees, the Trustees considered that the New Sub-Advisers would be paid by the Investment Advisers out of their advisory fees and not by the Funds. The Trustees also believed, based on the representations of the Investment Advisers, that each New Sub-Advisory Agreement had been negotiated at arm’s length among the Investment Advisers and the respective New Sub-Adviser. The Trustees also

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MULTI-MANAGER FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENTS continued MARCH 31, 2013 (UNAUDITED)

considered comparisons of the New Sub-Advisers’ fees at various asset levels of the Funds and in relation to other existing sub-advisers to the Funds. Additionally, the Trustees considered information with respect to the standard fees charged by the New Sub-Advisers to other similar institutional accounts. Finally, the Trustees considered the Investment Advisers’ representations that the fees to be paid to the New Sub-Advisers were reasonable in light of the anticipated quality of services to be provided by the New Sub-Advisers.

The Trustees also considered projected profitability to the Investment Advisers with respect to the Funds before and after the addition of the New Sub-Advisers. These comparisons showed no material change to the Investment Advisers’ profitability. The Trustees did not consider the projected profitability for the New Sub-Advisers as they did not consider it to be particularly relevant because the Investment Advisers would be paying the New Sub-Advisers out of their advisory fees. The Trustees therefore believed that the Investment Advisers had an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the past performance information presented with respect to the New Sub-Advisers and the Investment Advisers’ evaluation of that performance. This information was compared to performance information with respect to applicable benchmarks. It was noted that each New Sub-Adviser had a particular style that was different than that of other sub-advisers to the respective Fund and that its investment style would underperform in some markets. In addition, the Trustees reviewed a report prepared by the Investment Advisers showing the hypothetical performance of the Funds over various time periods if the New Sub-Advisers had been managing the Fund along with the existing sub-advisers to the Funds. The Trustees concluded that overall the New Sub-Advisers had satisfactory prior performance records.

Economies of Scale

The Trustees considered that the New Sub-Advisory Agreements and the Advisory Agreements both contained breakpoints in fees at various asset levels. The Trustees also considered information prepared by the Investment Advisers that showed that the levels of aggregate sub-advisory fee rates decreased as the Funds’ assets increased. However, the Trustees generally considered economies of scale with respect to the Funds primarily at the advisory level given that the Investment Advisers would be paying the New Sub-Advisers out of their advisory fees.

Other Benefits

The Trustees considered that the New Sub-Advisers may receive research and other benefits in connection with the brokerage commissions paid by the Funds. The Trustees did not believe that there were substantial other benefits to be realized by the New Sub-Advisers as a result of their subadvisory services to the Funds.

Based on the Trustees’ deliberations and the recommendations by the Investment Advisers, the Trustees concluded that the fees proposed to be paid to the New Sub-Advisers were reasonable in light of the services to be provided by them and that the New Sub-Advisory Agreements should be approved.

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MULTI-MANAGER FUNDS

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MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

MULTI-MANAGER FUNDS

EMERGING MARKETS EQUITY FUND1,2,4,5

GLOBAL LISTED INFRASTRUCTURE FUND1,2,4,7,9

GLOBAL REAL ESTATE FUND2,4,10

HIGH YIELD OPPORTUNITY FUND3,6

INTERNATIONAL EQUITY FUND1,2,4

LARGE CAP FUND2

MID CAP FUND2,8

SMALL CAP FUND2,11

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

5 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

6 High Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

7 Infrastructure Company Risk: Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

8 Mid Cap Stock Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

9 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

10 Real Estate Securities/REIT Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

11 Small Cap Stock Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

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MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENTS OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	GLOBAL TACTICAL ASSET ALLOCATION FUND

8	NOTES TO THE FINANCIAL STATEMENTS

14	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

15	TAX INFORMATION

16	FUND EXPENSES

17	TRUSTEES AND OFFICERS

22	BENCHMARK INFORMATION

23	INVESTMENT CONSIDERATIONS

24	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Global Tactical Asset Allocation Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Global Tactical Asset Allocation Fund prospectus, which contains complete information about Northern Global Tactical Asset Allocation Fund’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value (NAV) assuming reinvestment of all dividends and distributions.

Performance of the Fund is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, the Northern Global Tactical Asset Allocation Fund’s performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of the Northern Global Tactical Asset Allocation Fund in the future. These statements are based on Northern Global Tactical Asset Allocation Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Global Tactical Asset Allocation Fund management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The post-crisis economic and investment landscape continued to evolve during the 12-month reporting period ended March 31, 2013. Global central bankers again dominated investors’ attention with a mix of bold and timely policy initiatives. Their aim has been to create highly favorable financial conditions in order to boost sentiment, eliminate financial contagion fears and ease the repair of bank and private balance sheets, thereby laying a new foundation for sustainable growth. In overseas markets, aggressive monetary accommodation produced favorable stock market performances but few signs of economic recovery. In the United States, early and continuously creative support from the Federal Reserve generated robust stock market returns along with late-period rebounds in housing and hiring.

In this environment, asset class results were mostly positive. Global real estate investment trusts were the best performing asset class, rising 20.1%, followed by U.S. and developed economy equities, each of which delivered returns in excess of 10%. Gains in the bond market were modest at just above 2%, with the exception of high-yield bonds, which rose 9.9%, and Treasury Inflation-Protected Securities (TIPS), which climbed 5.4%. Shifting views about when a typical, cyclical expansion might supplant the liquidity-driven situation of recent years were reflected in the lesser performances of emerging-market equities, commodities and gold.

The Global Tactical Asset Allocation Fund gained 9.60% during the reporting period, compared to 8.04% for the Asset Allocation Blend Index (Blend Index). The Fund was overweight in asset classes linked to economies experiencing more normal cyclical patterns of growth, and underweight in economies undergoing arduous, longer-term restructuring. The Fund also was overweight in higher-income-generating asset classes at the expense of those that produce a lower level of income. Both views reflect a belief that the global central banks’ strategy of low interest rates is likely to remain in place for an extended period of time and will ultimately produce a durable economic expansion. We made several allocation adjustments that were consistent with these themes during the period, including the elimination of our position in gold ETF. The thematic views expressed by the Fund in its initial positioning and subsequent adjustments drove performance results.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2013
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
GLOBAL TACTICAL ASSET ALLOCATION	9.60%	5.94%	6.11%	6.43%
BLEND INDEX**	8.04	3.98	7.99	6.87
FORMER BLEND INDEX	10.57	5.53	8.46	7.87

**

Effective March 15, 2013 the Fund’s benchmark was changed to a new Blend Index which consists of 60% MSCI ACWI Index and 40% Barclays U.S. Aggregate Bond Index. The former Blend Index consisted of 55% Russell 1000® Index, 30% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE® and MSCI Emerging Markets Index.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

Information about Benchmarks and Investment Considerations can be found on page 22 and page 23.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

PORTFOLIO MANAGERS

PETER J. FLOOD With Northern Trust since 1979

DANIEL J. PHILLIPS With Northern Trust since 2005

FUND FACTS (as of 3/31/13)
TICKER SYMBOL	BBALX
INCEPTION DATE	7/1/93
NET ASSETS	$64 MILLION
NET ASSET VALUE	$11.40
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.40%
NET EXPENSE RATIO(1)	0.64%

(1)	The expense ratios presented are based on the expense ratios as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the Fund’s financial highlights.

*	Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”). On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2013

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION FUND
ASSETS:
Investments, at cost (1)	$60,727
Investments, at value (2)	$64,578
Dividend income receivable	13
Receivable for securities sold	67
Receivable for fund shares sold	79
Receivable from investment adviser	4
Prepaid and other assets	1
Total Assets	64,742
LIABILITIES:
Payable for securities purchased	295
Payable for fund shares redeemed	362
Payable to affiliates:
Investment advisory fees	2
Administration fees	2
Custody and accounting fees	4
Shareholder servicing fees	1
Transfer agent fees	1
Trustee fees	4
Accrued other liabilities	34
Total Liabilities	705
Net Assets	$64,037
ANALYSIS OF NET ASSETS:
Capital stock	$64,133
Accumulated undistributed net investment income	61
Accumulated undistributed net realized loss	(4,008)
Net unrealized appreciation	3,851
Net Assets	$64,037
Shares Outstanding ($.0001 par value, unlimited shares authorized):	5,618
Net Asset Value, Redemption and Offering Price Per Share:	$11.40

(1)	Amount includes cost of $60,727 in affiliated funds.
(2)	Amount includes value of $64,578 in affiliated funds.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2013

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT INCOME:
Dividend income (1)	$1,093
Total Investment Income	1,093
EXPENSES:
Investment advisory fees	120
Administration fees	72
Custody fees	28
Accounting fees	25
Transfer agent fees	48
Blue sky fees	23
SEC fees	10
Printing fees	53
Audit fees	19
Legal fees	14
Shareholder servicing fees	7
Trustee fees	10
Other	10
Total Expenses	439
Less waivers of investment advisory fees	(48)
Less expenses reimbursed by investment adviser	(269)
Net Expenses	122
Net Investment Income	971
NET REALIZED AND UNREALIZED GAINS:
Net realized gains on investments (2)	2,382
Net change in unrealized appreciation on investments (3)	1,619
Net Gains	4,001
Net Increase in Net Assets Resulting from Operations	$4,972

(1)	Amount includes dividend income from affiliated funds of $1,093.
(2)	Amount includes net realized gain from affiliated funds of $2,381, which includes capital gain distributions from affiliated funds of $46.
(3)	Amount includes net change in unrealized appreciation from affiliated funds of $1,658.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	GLOBAL TACTICAL ASSET ALLOCATION FUND*
Amounts in thousands	FISCAL YEAR ENDED MARCH 31, 2013	FOUR MONTHS ENDED MARCH 31, 2012	FISCAL YEAR ENDED NOV. 30, 2011
OPERATIONS:
Net investment income	$971	$308	$483
Net realized gains (losses)	2,382	(5)	1,155
Net change in unrealized appreciation (depreciation)	1,619	1,714	(543)
Net Increase in Net Assets Resulting from Operations	4,972	2,017	1,095
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from Shares/Class A share transactions	24,824	7,074	12,489
Net decrease in net assets resulting from Class C share transactions	–	–	(4,234)
Net decrease in net assets resulting from Class D share transactions	–	–	(40)
Net Increase in Net Assets Resulting from Capital Share Transactions	24,824	7,074	8,215
DISTRIBUTIONS TO SHARES/CLASS A SHAREHOLDERS:
From net investment income	(953)	(270)	(422)
Total Distributions to Shares/Class A shareholders	(953)	(270)	(422)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	–	–	(56)
Total Distributions to Class C shareholders	–	–	(56)
Total Increase in Net Assets	28,843	8,821	8,832
NET ASSETS:
Beginning of period	35,194	26,373	17,541
End of period	$64,037	$35,194	$26,373
Accumulated Undistributed Net Investment Income	$61	$43	$5

*	Formerly the Global Tactical Asset Allocation Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION FUND*	SHARES/CLASS A SHARES
Selected per share data	YEAR ENDED MARCH 31, 2013		FOUR MONTHS ENDED MARCH 31, 2012		YEAR ENDED NOV. 30, 2011		YEAR ENDED NOV. 30, 2010(1)		YEAR ENDED NOV. 30, 2009(1)		YEAR ENDED NOV. 30, 2008(1)
Net Asset Value, Beginning of Period	$10.61		$9.97		$9.80		$9.33		$7.81		$12.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.10		0.24	(2)	0.23		0.41		0.22
Net realized and unrealized gains (losses)	0.79		0.63		0.19		0.47		1.34		(2.74)
Total from Investment Operations	1.00		0.73		0.43		0.70		1.75		(2.52)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)		(0.09)		(0.26)		(0.23)		(0.23)		(0.22)
From net realized gains	–		–		–		–		–		(2.01)
Total Distributions Paid	(0.21)		(0.09)		(0.26)		(0.23)		(0.23)		(2.23)
Net Asset Value, End of Period	$11.40		$10.61		$9.97		$9.80		$9.33		$7.81
Total Return (3)	9.60%		7.42%		4.37%		7.66%		22.77%		(23.97)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$64,037		$35,194		$26,373		$13,518		$20,708		$17,426
Ratio to average net assets of: (4)
Expenses, net of waivers, reimbursements and credits	0.25	%(5)(6)	0.26	%(5)(6)	0.25	%(5)(6)	0.25	%(6)	0.24	%(6)	0.37	%(6)
Expenses, before waivers, reimbursements and credits	0.91	%(6)	1.01	%(6)	1.50	%(6)	1.03	%(6)	0.99	%(6)	0.77	%(6)
Net investment income, net of waivers, reimbursements and credits	2.02	%(5)	3.12	%(5)	2.58	%(2)(5)	2.49%		4.88%		2.25%
Net investment income, before waivers, reimbursements and credits	1.36%		2.37%		1.33	%(2)	1.71%		4.13%		1.85%
Portfolio Turnover Rate	73.25%		14.46%		76.63%		87.17%		126.86%		398.83%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	The net investment income per share and net investment income ratios include a one-time voluntary contribution of approximately $36,000 relating to shareholder servicing fees earned by Northern Trust, which represents 0.22 percent of average net assets and $0.02 of net investment income per share for the fiscal year ended November 30, 2011.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2013, the four months ended March 31, 2012 and the fiscal year ended November 30, 2011, respectively. Absent the additional reimbursement, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.
*	Formerly the Global Tactical Asset Allocation Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	6	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND	MARCH 31, 2013

	NUMBER OF SHARES	VALUE (000s)
FUND ALLOCATION – INVESTMENT COMPANIES – 100.8%

FlexShares Morningstar Global Upstream Natural Resources Index Fund (1)	90,946	$3,192

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (1)	121,746	3,208

FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund (1)	115,854	6,360

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (1)	158,270	8,372

FlexShares Morningstar U.S. Market Factor Tilt Index Fund (1)	269,813	18,059

Northern Funds - Short Bond Fund (1)	347,841	6,703

Northern Funds - Bond Index Fund (1)	616,643	6,703

Northern Funds - Global Real Estate Index Fund (1)	328,719	3,189

Northern Funds - High Yield Fixed Income Fund (1)	1,083,334	8,298

Northern Institutional Funds - Diversified Assets Portfolio, 0.01%(1)	493,717	494
Total Investment Companies
(Cost $60,727)		64,578

Total Investments – 100.8%
(Cost $60,727)		64,578

Liabilities less Other Assets – (0.8)%		(541)
NET ASSETS – 100.0%		$64,037

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to other Northern Funds, to the Northern Institutional Funds and to FlexShares Trust.

NF – Northern Funds

NIF – Northern Institutional Funds

TIPS – Treasury Inflation Protected Securities

Percentages shown are based on Net Assets. The classifications shown on the Schedule of investments and in the tables herein are unaudited.

At March 31, 2013, the asset class weightings (unaudited) for the Global Tactical Asset Allocation Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE

U.S. Equity	28.0%	FlexShares Morningstar U.S. Market Factor Tilt Index

Non U.S. Equity - Developed	9.8	FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index

Non U.S. Equity - Emerging	13.0	FlexShares Morningstar Emerging Markets Factor Tilt Index

Global Real Estate	4.9	NF Global Real Estate Index

U.S. Bonds - High Yield	12.8	NF High Yield Fixed Income

U.S. Bonds - Intermediate	10.4	NF Bond Index

U.S. Bonds - Inflation Protected	5.0	FlexShares iBoxx 5-Year Target Duration TIPS Index

U.S. Bonds - Short	10.4	NF Short Bond

Global Natural Resources	4.9	FlexShares Morningstar Global Upstream Natural Resources Index

Cash	0.8	NIF Diversified Assets
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Tactical Asset Allocation Fund’s investments, which are carried at fair value, as of March 31, 2013:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$64,578	$–	$–	$64,578

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2013, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 47 Funds as of March 31, 2013, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) to which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate of NTI acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Prior to August 1, 2011, the Fund operated as the Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”), an investment portfolio of the Northern Institutional Funds. The Predecessor Fund was authorized to issue three classes of shares: Class A, Class C and Class D. Each class was distinguished by the level of administrative, liaison and transfer agent services provided. The Predecessor Fund, pursuant to a Plan of Reorganization approved by the Predecessor Fund’s Board of Trustees on February 17, 2011, was reorganized into the Fund on August 1, 2011 (the “Reorganization”), at which time the Predecessor Fund transferred all its assets to the Fund in exchange for shares of the Fund and the Fund’s assumption of all the liabilities of the Predecessor Fund. Upon closing of the Reorganization, holders of the Predecessor Fund’s Class A, Class C and Class D shares received shares of the Fund. The Reorganization was tax-free.

Prior to the Reorganization, the Fund had no net assets or operations and therefore, activity shown in the Statements of Operations and Statements of Changes in Net Assets prior to the Reorganization represents the operations and changes in net assets of the Predecessor Fund. The cost basis of the investments transferred from the Predecessor Fund was carried forward to the Fund for accounting and tax purposes.

On March 31, 2012, the Fund’s fiscal year end and tax year end changed from November 30 to March 31.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors

GLOBAL TACTICAL ASSET ALLOCATION FUND	8	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2013

obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Fund’s Board. NTI has established a pricing and valuation committee (the “NTGI PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. The NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, the NTGI PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedule of Investments represents the 7-day yield for money market funds. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

C) EXPENSES The Fund is charged for those expenses that are directly attributable to the Fund. Expenses incurred which do not specifically relate to the Fund are allocated among all funds in the Trust in proportion to each fund’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

D) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Fund. At March 31, 2013, the Fund did not have any such reclassifications.

E) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Fund for the four month period ended March 31, 2012. Consequently, capital losses incurred by the Fund in taxable years beginning with the taxable period ended March 31, 2012 can be carried forward for an unlimited period.

NORTHERN FUNDS ANNUAL REPORT	9	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

However, capital losses incurred by the Fund in taxable years beginning before the taxable period ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable period ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2013, the capital loss carryforward for U.S. federal income tax purposes and its year of expiration was as follows:

Amounts in thousands	MARCH 31, 2017
Global Tactical Asset Allocation	$3,956

The Fund may offset future capital gains with this capital loss carryforward.

At March 31, 2013, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Global Tactical Asset Allocation	$64	$ —	$3,799

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$953	$ —

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the four month period ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$270	$ —

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$478	$ —

*	Ordinary income includes short-term capital gains, if any.

As of March 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns filed for the fiscal years ended November 30, 2009 through November 30, 2011 and the four month period ended March 31, 2012 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as Interest expense on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Fund. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Fund beneficially owned by their customers. These expenses are included in the Statement of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2013. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2013.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit

GLOBAL TACTICAL ASSET ALLOCATION FUND	10	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2013

Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and the annual commitment fee on the unused portion of the credit line under the New Credit Facility is the same as those for the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At March 31, 2013, the Fund did not have any outstanding borrowings.

The Fund did not have any borrowings or incur any interest expense during the fiscal year ended March 31, 2013.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate set forth in the following table (expressed as a percentage of the Fund’s average daily net assets). For the fiscal year ended March 31, 2013, the investment adviser contractually agreed to waive a portion of the advisory fees as shown in the accompanying Statement of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended March 31, 2013, were as follows:

	ANNUAL ADVISORY FEE	LESS CONTRACTUAL WAIVER	ADVISORY FEE AFTER WAIVER
Global Tactical Asset Allocation	0.25%	0.10%	0.15%

NTI has also contractually agreed to reimburse certain expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses and interest, if any) so that after such reimbursement the total annual net fund operating expenses of the Fund will not exceed 0.25 percent of the average daily net assets outstanding for the Fund. NTI will first reimburse advisory fees payable and then reimburse other operating expenses of the Fund to the extent the amount of difference between the Fund’s operating expenses and the expense limit exceeds the advisory fees payable by the Fund. The advisory fees waived under this agreement are included in Less waivers of investment advisory fees as a reduction to Total Expenses on the Statement of Operations. The expenses reimbursed under this agreement are included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statement of Operations. The contractual waiver and reimbursement arrangements are expected to continue until at least July 31, 2014. The contractual waiver and reimbursement arrangements will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Fund. Transfer agent fees are reflected on the Statement of Operations.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of the Fund’s average daily net assets. Administration fees are reflected on the Statement of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Fund. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Fund has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Fund’s Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Fund, received no compensation from the Fund under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Fund. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Fund and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term

NORTHERN FUNDS ANNUAL REPORT	11	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. INVESTMENT IN NORTHERN INSTITUTIONAL FUNDS-DIVERSIFIED ASSETS PORTFOLIO

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund currently invests its uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI. Accordingly, the Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse the Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statement of Operations. This reimbursement’s impact on the Fund’s net expense and net investment income ratios is included in the Fund’s Financial Highlights. The exemptive order requires the Fund’s Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2013, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Tactical Asset Allocation	$ —	$60,412	$ —	$35,398

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2013, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION		NET APPRECIATION	COST BASIS OF SECURITIES
Global Tactical Asset Allocation	$3,840		$(41)	$3,799	$60,779

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Shares	3,026	$32,635	72	$771	(796)	$(8,582)	2,302	$24,824

Transactions in capital shares for the four months ended March 31, 2012, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Shares	1,104	$11,377	22	$222	(455)	$(4,525)	671	$7,074

GLOBAL TACTICAL ASSET ALLOCATION FUND	12	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2013

Transactions in capital shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Shares/Class A	1,557	$15,392	40	$401	(330)	$(3,304)	1,267	$12,489
Class C	24	253	6	56	(437)	(4,543)	(407)	(4,234)
Class D	—	—	—	—	(4)	(40)	(4)	(40)

9. AFFILIATED PORTFOLIOS

Transactions in affiliated portfolios for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$690	$2,636	$114	$—	$27	$3,192
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	698	2,566	94	6	9	3,208
FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund	—	6,065	259	4	11	6,360
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	—	8,476	363	4	7	8,372
FlexShares Morningstar U.S. Market Factor Tilt Index Fund	—	17,211	1,123	6	161	18,059
Northern Funds — Bond Index Fund	4,749	3,855	1,892	81	144	6,703
Northern Funds — Emerging Markets Equity Index Fund	2,463	1,220	3,674	151	—	—
Northern Funds — Global Real Estate Index Fund	1,055	2,011	272	21	88	3,189
Northern Funds — High Yield Fixed Income Fund	4,573	4,941	1,561	57	456	8,298
Northern Funds — Mid Cap Index Fund	879	392	1,283	122	—	—
Northern Funds — Short Bond Fund	—	7,190	547	7	29	6,703
Northern Institutional Funds — Diversified Assets Portfolio	102	49,150	48,758	—	—	494
Northern Institutional Funds — Equity Index Portfolio	8,795	3,405	12,517	1,468	117	—
Northern Institutional Funds — International Equity Index Portfolio	3,518	1,700	5,288	293	—	—
Northern Institutional Funds — Short Bond Portfolio	4,749	1,846	6,578	17	44	—
Northern Institutional Funds — Small Company Index Portfolio	879	399	1,305	144	—	—
	$33,150	$113,063	$85,628	$2,381	$1,093	$64,578

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. The maximum exposure to the Fund under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statement of assets and liabilities of Global Tactical Asset Allocation Fund (the “Fund”), one of the portfolios constituting Northern Funds (the “Trust”), including the schedule of investments, as of March 31, 2013, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended, the period from December 1, 2011 to March 31, 2012 and for the year ended November 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund’s financial highlights for the periods ended prior to November 30, 2011 were audited by other auditors whose report, dated January 24, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation Fund as of March 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, the period from December 1, 2011 to March 31, 2012 and for the year ended November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2013

GLOBAL TACTICAL ASSET ALLOCATION FUND	14	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX INFORMATION	MARCH 31, 2013 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION – A percentage of the dividends distributed during the fiscal year ended March 31, 2013 for the Fund qualifies for the dividends-received deduction for corporate shareholders:

FUND	CORPORATE DRD PERCENTAGE
Global Tactical Asset Allocation Fund	11.33%

QUALIFIED DIVIDEND INCOME – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2013:

FUND	QUALIFIED DIVIDEND PERCENTAGE
Global Tactical Asset Allocation Fund	41.32%

NORTHERN FUNDS ANNUAL REPORT	15	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND EXPENSES	MARCH 31, 2013 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/12 - 3/31/13” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The information does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds which may result in different expense ratios in the Financial Highlights.

GLOBAL TACTICAL ASSET ALLOCATION

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/12	ENDING ACCOUNT VALUE 3/31/13	EXPENSES PAID* 10/1/12 - 3/31/13
Actual	0.26%	$1,000.00	$1,063.80	$1.34
Hypothetical**	0.26%	$1,000.00	$1,023.64	$1.31

*	Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

GLOBAL TACTICAL ASSET ALLOCATION FUND	16	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS	MARCH 31, 2013 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex — Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 69 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Lurie Children’s Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 2000

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sandra Polk Guthman Age: 69 Trustee since 2000

• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center since 2007;

• Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 47 portfolios in the Northern Funds Complex — 39 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 75 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) from 2009 to 2012;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 55 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 73 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 69 Trustee since 2007	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

GLOBAL TACTICAL ASSET ALLOCATION FUND	18	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2013 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 56 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	19	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012, Director, The Northern Trust Company of Connecticut since 2012; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director, Northern Trust Global Advisors, Inc. since 2012.

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

GLOBAL TACTICAL ASSET ALLOCATION FUND	20	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2013 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of Northern Trust Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	21	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

BENCHMARK INFORMATION

Effective March 15, 2013, the benchmark for the Global Tactical Asset Allocation Fund was changed to a new Blend Index which consists of 60% MSCI ACWI Index and 40% Barclays U.S. Aggregate Bond Index. The former Blend Index consisted of 55% Russell 1000® Index, 30% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE® and MSCI Emerging Markets Index. It is not possible to invest directly in an index.

Internal Reference Benchmark represents the strategic asset allocation weights assigned annually by the Investment Policy Committee of Northern Trust — the baseline from which the Global Tactical Asset Allocation Fund’s portfolio managers tactically allocate within the Fund. As of January 1, 2013, the Internal Reference Benchmark consists of 31% Barclays U.S. Aggregate Bond Index, 21% MSCI U.S. Investable Market Index, 13% MSCI World ex. USA Investable Market Index, 9% Barclays U.S. Corporate High Yield 2% Issuer Cap Index, 9% MSCI Emerging MarketsSM Investable Market Index, 5% Barclays Emerging Markets Local Currency Government Diversified Index, 4% S&P Global Infrastructure Index, 2% Barclays U.S. TIPS Index, 2% FTSE® EPRA®/NAREIT® Global Index, 2% iMoneyNet Fund Average — First Tier Institutional, 2% Morningstar Global Upstream Natural Resources Index.

Barclays Emerging Markets Local Currency Government Diversified Index measures the performance of fixed-rate local currency sovereign debt of emerging market countries. The Index includes government bonds issued by countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated B3/B-/B- or higher.

Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed rate, taxable, investment-grade fixed income securities with remaining maturities of one year and longer.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which is a market value-weighted index of fixed rate, non-investment grade fixed income securities.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

FTSE® EPRA®/NAREIT® Global Index is a free float, market capitalization weighted real estate index designed to represent publicly traded equity REITS and listed property companies in 38 countries worldwide, covering both the developed and emerging markets.

iMoneyNet Fund Avg. — First Tier Institutional Category includes only non-government institutional money market funds that are not holding any second tier securities. Portfolio holdings of first tier funds include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper.

Morningstar Global Upstream Natural Resources Index measures the performance of stocks issued by companies that have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors as defined by Morningstar’s industry classification standards. Individual stock weights as well as category and regional exposure are capped to provide diversified exposure.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid cap securities in the global developed and emerging markets.

MSCI Emerging MarketsSM Investable Markets Index (IMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large, mid, and small cap securities in the global emerging markets.

MSCI United States Investable Markets Index (IMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large, mid, and small cap securities of the U.S. market.

MSCI World ex. USA Investable Markets Index (IMI) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large, mid, and small cap securities in developed markets, excluding the USA.

S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

GLOBAL TACTICAL ASSET ALLOCATION FUND	22	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION FUND1,2,3,4

1 Asset Allocation Risk: The selection by the Fund’s portfolio manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 Market Risk: The value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

4 Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

NORTHERN FUNDS ANNUAL REPORT	23	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

GLOBAL TACTICAL ASSET ALLOCATION FUND	24	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, related to the registrant. Deloitte billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years ended March 31st as follows:

	2013(6)					2012(7)
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$810,160		$0	N/A		$738,000		N/A	N/A

(b) Audit-Related Fees	$161,590	(1)	$0	$136,000	(3)	$152,550	(1)	$0	$161,000	(3)

(c)Tax Fees	$145,860	(2)	$0	$1,091,000	(4)	$128,700	(2)	$0	$498,000	(4)

(d) All Other Fees	$0		$0	$706,000	(8)	$0		$0	$330,000	(5)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review, RIC tax return review and deferred compensation arrangement consultation.
(3)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and agreed upon procedures for The Northern Trust Company.
(4)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(5)	Amounts relate to credit risk model validation, forensic consulting services and internal audit external assessment for The Northern Trust Company.
(6)	For the fiscal year ended November 30, 2012, Deloitte billed Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund aggregate fees for services rendered to the Funds that were pre-approved of $49,200, $3,390 and $8,580 for Audit Fees, Audit-Related Fees and Tax Fees, respectively. On November 16, 2012, the Core Bond Portfolio, Short Bond Portfolio and U.S. Treasury Index Portfolio of Northern Institutional Funds were reorganized into the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund, respectively. Accordingly, the fees billed to the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund for the fiscal year ended November 30, 2012 are included in the fiscal year ended March 31, 2013.
(7)

For the fiscal year ended November 30, 2011, Deloitte billed Global Tactical Asset Allocation Fund aggregate fees for services rendered to the Fund that were pre-approved of $16,400, $3,390 and $2,860 for Audit Fees, Audit-Related Fees and Tax Fees, respectively. On August 1, 2011, the Global Tactical Asset Allocation Portfolio of Northern Institutional Funds was reorganized into the Global Tactical Asset Allocation Fund. Accordingly, the fees billed to the Global Tactical Asset Allocation Fund by Deloitte for the fiscal year ended November 30, 2011 are included in the fiscal year ended March 31, 2012.

(8)	Amounts relate to UK client asset rules training, UK Compliance review, and Manila Captive Center Assessment.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the fiscal years ended March 31, 2013 and March 31, 2012 are Northern Trust Investments, Inc. (“NTI”), Northern Trust Global Investments Limited (“NTGIL”) and The Northern Trust Company of Connecticut (“NTCC”) and entities controlling, controlled by or under common control with NTI, NTGIL and NTCC that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Amended and Restated Audit Committee Charter adopted on August 3, 2006 and amended on May 7, 2009, November 4, 2011 and November 8, 2012, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any) or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01

of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by Deloitte for services rendered to the registrant and service affiliates for the last two fiscal years were $1,933,000 and $1,270,250 for 2013 and 2012, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on June 3, 2011 (Accession Number 0001193125-11-158309).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 6, 2013

By	/s/ Randal Rein
Randal Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 6, 2013